Transamerica Series Trust
Prospectus May 1, 2018
Portfolio	Class
Transamerica 60/40 Allocation VP	Service
Transamerica AB Dynamic Allocation VP	Initial and Service
Transamerica Aegon Government Money Market VP	Initial and Service
Transamerica Aegon High Yield Bond VP	Initial and Service
Transamerica Aegon U.S. Government Securities VP	Initial and Service
Transamerica American Funds Managed Risk VP	Service
Transamerica Barrow Hanley Dividend Focused VP	Initial and Service
Transamerica BlackRock Equity Smart Beta 100 VP	Service
Transamerica BlackRock Global Allocation VP	Initial and Service
Transamerica BlackRock Global Allocation Managed Risk – Balanced VP	Initial and Service
Transamerica BlackRock Global Allocation Managed Risk – Growth VP	Initial and Service
Transamerica BlackRock Smart Beta 50 VP	Service
Transamerica BlackRock Smart Beta 75 VP	Service
Transamerica BlackRock Tactical Allocation VP	Initial and Service
Transamerica Clarion Global Real Estate Securities VP	Initial and Service
Transamerica Greystone International Growth VP	Initial and Service
Transamerica International Equity Index VP	Initial and Service
Transamerica Janus Balanced VP	Initial and Service
Transamerica Janus Mid-Cap Growth VP	Initial and Service
Transamerica Jennison Growth VP	Initial and Service
Transamerica JPMorgan Asset Allocation – Conservative VP	Initial and Service
Transamerica JPMorgan Asset Allocation – Growth VP	Initial and Service
Transamerica JPMorgan Asset Allocation – Moderate Growth VP	Initial and Service
Transamerica JPMorgan Asset Allocation – Moderate VP	Initial and Service
Transamerica JPMorgan Core Bond VP	Initial and Service
Transamerica JPMorgan Enhanced Index VP	Initial and Service
Transamerica JPMorgan International Moderate Growth VP	Initial and Service
Transamerica JPMorgan Mid Cap Value VP	Initial and Service
Transamerica JPMorgan Tactical Allocation VP	Initial and Service
Transamerica Legg Mason Dynamic Allocation – Balanced VP	Service
Transamerica Legg Mason Dynamic Allocation – Growth VP	Service
Transamerica Levin Large Cap Value VP	Initial and Service
Transamerica Madison Balanced Allocation VP	Service
Transamerica Madison Conservative Allocation VP	Service
Transamerica Madison Diversified Income VP	Service
Transamerica Managed Risk – Balanced ETF VP	Initial and Service
Transamerica Managed Risk – Conservative ETF VP	Initial and Service
Transamerica Managed Risk – Growth ETF VP	Initial and Service
Transamerica Market Participation Strategy VP	Service
Transamerica Morgan Stanley Capital Growth VP	Initial and Service
Transamerica Multi-Managed Balanced VP	Initial and Service
Transamerica Multi-Manager Alternative Strategies VP	Initial and Service
Transamerica PIMCO Tactical – Balanced VP	Initial and Service
Transamerica PIMCO Tactical – Conservative VP	Initial and Service
Transamerica PIMCO Tactical – Growth VP	Initial and Service
Transamerica PIMCO Total Return VP	Initial and Service
Transamerica PineBridge Inflation Opportunities VP	Initial and Service
Transamerica ProFund UltraBear VP	Service
Transamerica QS Investors Active Asset Allocation – Conservative VP	Initial and Service
Transamerica QS Investors Active Asset Allocation – Moderate Growth VP	Initial and Service
Transamerica QS Investors Active Asset Allocation – Moderate VP	Initial and Service
Transamerica Small/Mid Cap Value VP	Initial and Service
Transamerica T. Rowe Price Small Cap VP	Initial and Service
Transamerica Torray Concentrated Growth VP	Initial and Service
Transamerica TS&W International Equity VP	Initial and Service
Transamerica U.S. Equity Index VP	Initial and Service
Transamerica WMC US Growth VP	Initial and Service
Transamerica WMC US Growth II VP	Initial
None of the portfolios of Transamerica Series Trust have a ticker symbol.
Neither the U.S. Securities and Exchange Commission nor U.S. Commodity Futures Trading Commission has approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.
TST0518

Transamerica 60/40 Allocation VP

Investment Objective: Seeks long-term capital appreciation and current income.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio  shares, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.
Shareholder Fees (fees paid directly from your investment)
Class:	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.30%
Distribution and service (12b-1) fees	0.25%
Other expenses[1]	0.04%
Acquired fund fees and expenses[1]	0.27%
Total annual fund operating expenses	0.86%
Fee waiver and/or expense reimbursement[2]	0.18%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.68%
1	Other expenses and acquired fund fees and expenses are based on estimates for the current fiscal year.
2	Contractual arrangements have been made with the portfolio’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through May 1, 2019 to waive fees and/or reimburse portfolio expenses to the extent that the total annual fund operating expenses exceed 0.63% for Service Class shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the portfolio’s business. These arrangements cannot be terminated prior to May 1, 2019 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the portfolio, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect. TAM has also separately contractually agreed to waive 0.18% of its management fee through May 1, 2019.
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years
Service Class	$69	$256
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
Portfolio turnover rate is not included at this time because the portfolio did not commence operations until after the most recent fiscal year-end.
Principal Investment Strategies: The portfolio invests its assets in a combination of Transamerica funds (“underlying portfolios”). Transamerica Asset Management, Inc. (the “Investment Manager”) selects the combination and amount of underlying portfolios to invest in based on the portfolio’s investment objective.
Under normal circumstances, the portfolio expects to allocate its assets among underlying portfolios with the goal of achieving exposure targets over time of approximately 60% of its net assets in equities and approximately 40% of its net assets in fixed income. The portfolio’s equity allocation is initially expected to consist of investments in Transamerica International Equity Index VP and Transamerica U.S. Equity Index VP and the portfolio’s fixed income allocation is initially expected to consist of investments in Transamerica Core Bond. (See the “List and Description of Underlying Portfolios” section of the prospectus for more information about the underlying portfolios). These allocations reflect the Investment Manager’s present strategy for asset allocation during normal market conditions, and may be changed at any time without notice to shareholders and without shareholder approval. In the short-term, actual asset allocations may vary due to short-term changes in cash flows caused by purchases and redemptions in the portfolio. In attempting to respond to adverse market or other conditions or to process a large purchase or redemption within the portfolio, the Investment Manager may allocate the assets of the portfolio without limit to a Transamerica government money market fund that normally invests principally in U.S. government securities and/or repurchase agreements fully collateralized by U.S. government securities.
Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The underlying portfolios may invest in derivatives such as futures contracts, options and swaps. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio’s ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests.
The portfolio may be a significant shareholder in certain underlying portfolios.

Principal Risks: Risk is inherent in all investing. Many factors affect the portfolio's performance. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio, through its investments in underlying portfolios, is subject to the risks of the underlying portfolios. The following is a summary description of principal risks (in alphabetical order) of investing in the portfolio (either directly or through its investments in underlying portfolios). Each risk described below may not apply to each underlying portfolio and an underlying portfolio may be subject to additional or different risks than those described below. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Asset Allocation – The Investment Manager allocates the portfolio's assets among various asset classes and underlying portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses, and may cause the portfolio to underperform.
Asset Class Variation – The underlying portfolios invest principally in the securities constituting their asset class (i.e., equity or fixed income). However, an underlying portfolio may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying portfolios at any given time, and the percentage of the portfolio's assets invested in various underlying portfolios, the portfolio's actual exposure to the securities in a particular asset class may vary substantially from its target allocation for that asset class.
Counterparty – The portfolio will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the portfolio or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the portfolio may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change.
Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Derivatives – Using derivatives exposes the portfolio to additional risks and can increase portfolio losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the portfolio. Using derivatives may have a leveraging effect, increase portfolio volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the portfolio than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Portfolio—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the portfolio. If the proposed rule, or a different rule, takes effect, it could limit the ability of the portfolio to invest in derivatives.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. If the portfolio holds equity securities in a company that becomes insolvent, the portfolio’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the portfolio’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the portfolio fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the portfolio faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Focused Investing – To the extent the portfolio invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the portfolio will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Index Tracking – While certain underlying portfolios seek to track the performance of an index (i.e., achieve a high degree of correlation with the applicable index), the returns of certain underlying portfolios that seek to track an index may not match the returns of the applicable index.
Industry Concentration – Certain underlying portfolios will concentrate their investments in issuers of one or more particular industries to the same extent that their underlying index are so concentrated and to the extent permitted by applicable regulatory guidance. Concentration in a particular industry subjects an underlying portfolio to the risks associated with that industry. As a result, an underlying portfolio may be subject to greater price volatility and risk of loss as a result of adverse economic, business or other developments affecting that industry than underlying portfolios investing in a broader range of industries.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The portfolio faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the portfolio may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the portfolio.
Large Capitalization Companies – The portfolio’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion. As a result, the portfolio’s value may not rise as much as, or may fall more than, the value of portfolios that focus on companies with smaller market capitalizations.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the portfolio, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the portfolio. The portfolio also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the portfolio to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss. The portfolio may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The portfolio is subject to the risk that the Investment Manager’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the Investment Manager’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The portfolio may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the Investment Manager, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the Investment Manager’s investment style is out of favor or otherwise fails to produce the desired results. The portfolio’s investment strategies designed by the Investment Manager may not work as intended. In addition, the portfolio’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the Investment Manager and could have an adverse effect on the value or performance of the portfolio. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the portfolio fall, the value of your investment will go down. The portfolio may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the portfolio invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio's investments may be negatively affected.
New Portfolio – The portfolio was recently formed. Investors in the portfolio bear the risk that the Investment Manager may not be successful in implementing its investment strategy, and may not employ a successful investment strategy, or that the portfolio may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the portfolio being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.
Passive Investment – Because the sub-adviser of an underlying portfolio seeking to track an index does not select individual companies in the index that the underlying portfolio tracks, the underlying portfolio may hold securities of companies that present risks that an investment adviser researching individual securities might seek to avoid.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The portfolio may also lose any premium it paid on prepaid securities.
Small and Medium Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Underlying Portfolios – When the portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Investing in underlying portfolios subjects the portfolio to the risks of investing in the underlying securities or assets held by those underlying portfolios. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios' shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “List and Description of Underlying Portfolios” section of the portfolio's prospectus identifies certain risks of each underlying portfolio.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: No performance is shown for the portfolio. Performance information will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors. The portfolio’s primary and secondary benchmarks are the S&P 500® and the Transamerica 60/40 Allocation VP Blended Benchmark, respectively. The Transamerica 60/40 Allocation VP Blended Benchmark is composed of the following benchmarks: 45% S&P 500®, 15% MSCI EAFE NR Index and 40% Bloomberg Barclays US Aggregate Bond Index.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamericaseriestrust.com/content/Performance.aspx or by calling 1-888-233-4339.
Management:
Investment Manager: Transamerica Asset Management, Inc. Portfolio Managers:
Christopher A. Staples, CFA	Lead Portfolio Manager	since 2018
Kane Cotton, CFA	Associate Portfolio Manager	since 2018
Sean Serrell, CFA	Associate Portfolio Manager	since 2018
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio does not currently offer Initial Class shares.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica AB Dynamic Allocation VP

Investment Objective: Seeks capital appreciation and current income.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio  shares, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.
Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.76%	0.76%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.10%	0.10%
Acquired fund fees and expenses	0.01%	0.01%
Total annual fund operating expenses[1]	0.87%	1.12%
1	Total annual fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$ 89	$278	$482	$1,073
Service Class	$114	$356	$617	$1,363
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 28% of the average value of its portfolio.
Principal Investment Strategies: Under normal market conditions, the portfolio’s sub-adviser, AllianceBernstein L.P. (the “sub-adviser”), will allocate substantially all of the portfolio’s assets among individual securities, underlying exchange traded funds (“ETFs”), forwards, swaps, futures and options to achieve targeted exposure to domestic equities, international equities, domestic bonds, international bonds and foreign currency. The sub-adviser expects that, over the long-term, the portfolio’s allocation will average approximately 35% in global equities and 65% in U.S. fixed income securities.
The portfolio utilizes a Dynamic Asset Allocation strategy, which makes short-term adjustments to the portfolio’s asset mix utilizing the sub-adviser’s research on various risk and return factors, in an effort to better trade-off risk and return as market and economic conditions change. The approach seeks to generate improved returns per unit of volatility, as compared to those from fixed weight or rules-based models. Further, the sub-adviser believes that a greater focus on short-term dynamics can improve the distribution of returns through lower volatility and reduction of “tail events” (i.e. mitigate both extreme losses and outsized gains). The portfolio’s asset allocation exposures may be implemented and adjusted either through transactions in individual securities, ETFs or through derivatives.
The portfolio will invest in both growth and value equity securities, which, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Morgan Stanley Capital International World Index (“MSCI World”). The market capitalizations of companies appearing in the MSCI World ranged from $1.1 billion to $879 billion as of December 31, 2017.
Under normal circumstances, the portfolio will adhere to the following guidelines:
•	Investments in equity securities are limited to 45% of the portfolio’s assets at any given time.
•	Investments in foreign equity securities are limited to 90% of the portfolio’s equity allocation at any given time.
•	Investments in high-yield bonds are limited to 3% of the portfolio’s assets at any given time.
•	Investments in emerging markets are limited to 3% of the portfolio’s assets at any given time.
•	Investments in foreign fixed-income securities are limited to 5% of the portfolio’s assets at any given time.
•	Investments in ETFs are limited to 10% of the portfolio’s assets at any given time.
Instead of investing directly in particular securities, the portfolio may use derivatives, including forwards, swaps, options and futures for hedging and non-hedging purposes. These instruments are taken into account when determining compliance with the portfolio’s target allocations and guidelines described above. The portfolio may invest in foreign fixed-income securities. The portfolio may also invest in To Be Announced (“TBA”) mortgages and dollar rolls.

Principal Risks: Risk is inherent in all investing. Many factors affect the portfolio's performance. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the portfolio. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Active Trading – The portfolio may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs.
Counterparty – The portfolio will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the portfolio or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the portfolio may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Currency Hedging – The portfolio may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a portfolio may be worse off than if it had not used a hedging strategy or instrument.
Derivatives – Using derivatives exposes the portfolio to additional risks and can increase portfolio losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the portfolio. Using derivatives may have a leveraging effect, increase portfolio volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the portfolio than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Portfolio—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the portfolio. If the proposed rule, or a different rule, takes effect, it could limit the ability of the portfolio to invest in derivatives.
Dollar Rolls – The use of dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money. Dollar roll transactions involve the risk that the market value of the securities the portfolio is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the portfolio sells securities becomes insolvent, the portfolio’s right to purchase or repurchase securities may be restricted.
Early Close/Late Close/Trading Halt – An exchange or market may close early, close late or issue trading halts generally or on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the portfolio being unable to buy or sell certain securities or financial instruments. In these circumstances, the portfolio may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. If the portfolio holds equity securities in a company that becomes insolvent, the portfolio’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the portfolio’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the portfolio fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the portfolio faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The portfolio faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the portfolio may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the portfolio.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the portfolio, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the portfolio. The portfolio also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the portfolio's assets. The portfolio also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the portfolio to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss. The portfolio may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).

Management – The portfolio is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The portfolio may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The portfolio’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the portfolio’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the portfolio. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the portfolio fall, the value of your investment will go down. The portfolio may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The
Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the portfolio invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio's investments may be negatively affected.
Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the portfolio.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The portfolio may also lose any premium it paid on prepaid securities.

Small and Medium Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Tactical Asset Allocation – Tactical asset allocation is an investment strategy that actively adjusts a portfolio’s asset allocation. The portfolio’s tactical asset management discipline may not work as intended. The portfolio may not achieve its objective and may not perform as well as other funds using other asset management styles, including those based on fundamental analysis (a method of evaluating a security that entails attempting to measure its intrinsic value by examining related economic, financial and other factors) or strategic asset allocation (a strategy that involves periodically rebalancing the portfolio in order to maintain a long-term goal for asset allocation). The sub-adviser’s evaluations and assumptions in selecting underlying ETFs or individual securities may be incorrect in view of actual market conditions, and may result in owning securities that underperform other securities.
To Be Announced (TBA) Transactions – Although the securities that are delivered in TBA transactions must meet certain standards, there is a risk that the actual securities received by the fund may be less favorable than what was anticipated when entering into the transaction. TBA transactions also involve the risk that a counterparty will fail to deliver the security, exposing the fund to further losses. Whether or not the fund takes delivery of the securities at the termination date of a TBA transaction, it will nonetheless be exposed to changes in the value of the underlying investments during the term of the agreement.
Underlying Exchange Traded Funds – Because the portfolio invests its assets in underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the portfolio to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the portfolio invests more of its assets in one underlying ETF than in another, the portfolio will have greater exposure to the risks of that underlying ETF. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of fixed-income securities. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to certain risks that do not apply to conventional funds, including: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally, or trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile; or (v) a limited number of institutions may act as authorized participants to create or redeem block-sized units of ETF shares. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the portfolio's shares could also be substantially and adversely affected.
U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamericaseriestrust.com/content/Performance.aspx or by calling 1-888-233-4339.
Prior to August 16, 2010, the portfolio was named Transamerica Convertible Securities VP, had a different sub-adviser, a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to that previous sub-adviser.

Annual Total Returns (calendar years ended December 31) - Initial Class
	Quarter Ended	Return
Best Quarter:	9/30/2009	16.86%
Worst Quarter:	12/31/2008	-19.77%
The Transamerica AB Dynamic Allocation VP Blended Benchmark consists of the following: Bloomberg Barclays US Aggregate Bond Index, 65%; and MSCI World Index, 35%.

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Inception Date
Initial Class	9.74%	4.87%	2.19%	05/01/2002
Service Class	9.52%	4.61%	1.97%	05/01/2003
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	3.54%	2.10%	4.01%
MSCI World Index (reflects no deduction for fees, expenses or taxes)	23.07%	12.26%	5.63%
Transamerica AB Dynamic Allocation VP Blended Benchmark (reflects no deduction for fees, expenses or taxes)	10.04%	5.68%	4.90%
Management:
Investment Adviser: Transamerica Asset Management, Inc. Sub-Adviser: AllianceBernstein L.P. Portfolio Managers:
Brian T. Brugman	Portfolio Manager	since 2016
Daniel Loewy, CFA	Portfolio Manager	since 2010
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2019. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Aegon Government Money Market VP

Investment Objective: Seeks as high a level of current income as is consistent with preservation of capital and liquidity.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio  shares, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.
Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.28%	0.28%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.05%	0.05%
Total annual fund operating expenses	0.33%	0.58%
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$34	$106	$185	$418
Service Class	$59	$186	$324	$726
Principal Investment Strategies: The portfolio is a government money market fund. The portfolio seeks to maintain a stable net asset value of $1.00 per share by investing in:
•	High-quality, U.S. dollar-denominated short-term money market securities issued or guaranteed as to principal or interest by the U.S. government or its agencies or instrumentalities;
•	repurchase agreements that are fully collateralized by U.S. government securities or cash; and
•	cash.
The portfolio's sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), invests at least 99.5% of the portfolio's total assets (plus the amount of borrowings, if any, for investment purposes) in U.S. government securities, cash, and/or repurchase agreements that are fully collateralized as described above. Under normal circumstances, the portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in U.S. government securities and/or repurchase agreements that are fully collateralized by U.S. government securities. U.S. government securities in which the portfolio may invest include obligations of, or guaranteed by, the U.S. federal government, its agencies, instrumentalities or sponsored enterprises. Some U.S. government securities are supported by the full faith and credit of the U.S. government. These include U.S. Treasury obligations and securities issued by Ginnie Mae. A second category of U.S. government securities are those supported by the right of the agency, instrumentality or sponsored enterprise to borrow from the U.S. government to meet its obligations. These include securities issued by Federal Home Loan Banks. A third category of U.S. government securities are those supported by only the credit of the issuing agency, instrumentality or sponsored enterprise. These include securities issued by Fannie Mae and Freddie Mac.
The portfolio will enter into repurchase agreements only with financial institutions that the sub-adviser determines are creditworthy. A financial institution must furnish collateral to the portfolio at least equal in value to the amount of its repurchase obligation. This collateral must consist of U.S. government securities or cash. The sub-adviser is responsible for ensuring that each repurchase agreement is eligible for purchase by the portfolio.
In managing the portfolio’s assets, the sub-adviser starts with a global “top down” analysis and then considers various fundamental factors, such as creditworthiness, duration, yield, interest rate and liquidity.
The portfolio invests in accordance with the credit quality, maturity, liquidity and diversification requirements applicable to money market funds. The portfolio invests in securities that, at the time of purchase, are rated in the highest short-term rating category for short-term debt by a nationally recognized statistical rating organization or, if unrated, determined to be of equivalent credit quality by the portfolio’s sub-adviser. Where required by applicable regulations, the portfolio’s sub-adviser or Board of Trustees will decide whether the security should be held or sold in the event of credit downgrades or certain other events occurring after purchase.
The portfolio invests exclusively in securities with a maximum remaining maturity of 397 days and maintains a dollar-weighted average portfolio maturity of 60 days or less.
The portfolio may invest in other government money market funds to the extent permitted by law.
As prevailing market conditions warrant, and at the discretion of the sub-adviser, the portfolio may hold cash uninvested and, if so, may be subject to risk with respect to the depository institution holding the cash. Cash assets are not income-generating and would impact the portfolio’s current yield.
If the portfolio takes a temporary defensive position, it will be more difficult for the portfolio to achieve its investment objective. Although the sub-adviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.

Principal Risks:    You could lose money by investing in the portfolio. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The portfolio’s sponsor has no legal obligation to provide financial support to the portfolio, and you should not expect that the sponsor will provide financial support to the portfolio at any time.
You should be aware that money market funds have, in the past, “broken the buck,” which means that investors did not receive $1.00 per share for their investment in those funds, and this could happen again. If a money market fund breaks the buck or if money market funds are perceived to be likely to do so, there could be significant redemptions from money market funds, driving market prices of securities down and making it more difficult for the fund to maintain a $1.00 per share net asset value.
As a government money market fund, the portfolio is not required to impose a fee upon sale of your shares (liquidity fees) or temporarily suspend your ability to sell shares if the portfolio liquidity falls below required minimums (redemption gates), and has no current intention to voluntarily impose such liquidity fees or redemption gates. However, the Board of Trustees reserves the right to impose liquidity fees and/or redemption gates in the future.
There is no assurance that the portfolio will meet its investment objective. The portfolio could underperform short-term debt instruments or other money market funds, or you could lose money, as a result of risks (in alphabetical order) such as:
Counterparty – The portfolio will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the portfolio or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the portfolio may decline.
Credit – An issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio may default or its credit may be downgraded, or may be perceived to be less creditworthy, or the value of assets underlying a security may decline. A decline may be significant, particularly in certain market environments.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the portfolio fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the portfolio faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Interest Rate – The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. Interest rates in the United States have been at historically low levels and should be expected to go up. The portfolio's yield will tend to lag behind general changes in interest rates. The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the portfolio.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the portfolio, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the portfolio. The portfolio also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the portfolio to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss. The portfolio may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The portfolio is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry or sector, or about the economy or interest rates, may be incorrect. The portfolio is also subject to the risk of imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the sub-adviser’s investment style fails to produce the desired results. The portfolio’s investment strategies designed by the investment manager may not work as intended. In addition, the portfolio’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager and could have an adverse effect on the performance of the portfolio. Any of these things could cause the portfolio to lag relevant benchmarks or other funds with similar objectives.
Market – A change in interest rates or a decline in the market value of a portfolio investment, lack of liquidity in the bond markets, real or perceived adverse economic or political conditions, inflation, or other market events could cause the value of your investment in the portfolio, or its yield, to decline. While the portfolio seeks to maintain a $1.00 share price, when market prices fall, the value of your investment could go down.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the portfolio invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the portfolio’s investments may be negatively affected.
Money Market Fund Reform – The portfolio operates as a “government” money market portfolio under new federal regulations. The portfolio continues to use the special pricing and valuation conventions that currently facilitate a stable share price of $1.00, although there is no guarantee that the portfolio will be able to maintain a $1.00 share price. The portfolio does not currently intend to avail itself of the ability to impose “liquidity fees” and/or
“gates” on fund redemptions, as permitted under the new regulations. However, the Board reserves the right, with notice to shareholders, to change this policy, thereby permitting the fund to impose such fees and gates in the future.
Mortgage-Related Securities – The value of mortgage-related securities will be influenced by factors affecting the housing market. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. The value of mortgage-backed securities may be affected by changes in credit quality or value of the mortgage loans. Mortgage-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the portfolio may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The portfolio may also lose any premium it paid on prepaid securities.
Redemption – The portfolio may experience periods of heavy redemptions that could cause the portfolio to liquidate its assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that the portfolio has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. The redemption by one or more large shareholders of their holdings in the portfolio could have an adverse impact on the remaining shareholders in the portfolio. In addition, the portfolio may suspend redemptions when permitted by applicable regulations.
Repurchase Agreements – If the other party to a repurchase agreement defaults on its obligation, the portfolio may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the portfolio could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the portfolio's ability to dispose of the underlying securities may be restricted. In addition, if the portfolio is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Underlying Government Money Market Funds – The portfolio may invest in other government money market funds. Each of the underlying government money market funds in which the portfolio may invest has its own investment risks. There can be no assurance that the investment objective of any underlying government money market fund will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying government money market funds in which it invests.
U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.
Yield – The amount of income received by the portfolio will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the portfolio's expenses could absorb all or a significant portion of the portfolio's income. If interest rates increase, the portfolio's yield may not increase proportionately. For example, TAM or its affiliates may discontinue any temporary voluntary fee limitation or recoup amounts previously waived or reimbursed. In addition, the recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on yields. The portfolio may hold cash uninvested and, if so, will not earn income on those assets.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows the portfolio’s average annual total returns for different periods.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
Absent any applicable fee waivers and/or expense limitations, performance would be lower. Prior to May 1, 2016, the portfolio operated as a “prime” money market portfolio and invested in certain types of securities that the portfolio is no longer permitted to hold. Consequently, the performance information below might have been different if the current investment limitations had been in effect prior to the conversion to a government money market portfolio. Performance shown for periods prior to May 1, 2016 reflects the portfolio's former investment strategy.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamericaseriestrust.com/content/Performance.aspx or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Initial Class
	Quarter Ended	Return
Best Quarter:	3/31/2008	0.83%
Worst Quarter:	9/30/2009	0.00%

7-DAY YIELD (as of December 31, 2017)
Initial Class = 0.01%
Service Class = 0.01%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Inception Date
Initial Class	0.01%	0.01%	0.25%	10/02/1986
Service Class	0.01%	0.01%	0.23%	05/01/2003
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Aegon USA Investment Management, LLC
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2019. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Aegon High Yield Bond VP

Investment Objective: Seeks a high level of current income by investing in high-yield debt securities.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio  shares, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.
Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.58%	0.58%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.06%	0.06%
Total annual fund operating expenses	0.64%	0.89%
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$65	$205	$357	$ 798
Service Class	$91	$284	$493	$1,096
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 39% of the average value of its portfolio.
Principal Investment Strategies: The portfolio's sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 80% of the portfolio's net assets (plus the amount of borrowings, if any, for investment purposes) in high-yield bonds (commonly known as “junk bonds”). The fund normally invests primarily in U.S. securities.
Junk bonds are high-risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the portfolio's sub-adviser). The sub-adviser’s strategy is to seek to achieve high returns for the portfolio while maintaining a reasonable risk profile.
In managing the portfolio's assets, the sub-adviser uses a combination of a global “top down” analysis of the macroeconomic and interest rate environment and proprietary “bottom up” research of corporate and sovereign debt, stressed and distressed securities, and other debt instruments. In the sub-adviser’s qualitative “top down” approach, the sub-adviser analyzes various fundamental, technical, sentiment, and valuation factors that affect the movement of markets and securities prices worldwide. This “top-down” analysis assists the sub-adviser in analyzing portfolio risk and allocating assets among sectors, industries, and credit quality categories. In its proprietary “bottom up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness and capital structure.
The portfolio has no maturity or duration requirements or limitations. The portfolio may invest in foreign securities, including up to 10% of its net assets in emerging market securities.
To a lesser extent, the portfolio may invest in investment grade bonds, bank loans, asset backed and mortgage backed securities, preferred equity securities, common equity securities (received in connection with exchanges or restructurings) and cash equivalents.
Principal Risks: Risk is inherent in all investing. Many factors affect the portfolio's performance. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the portfolio. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Active Trading – The portfolio may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs.
Bank Obligations – To the extent the portfolio invests in bank obligations, the portfolio will be more susceptible to negative events affecting the banking industry. Banks are sensitive to changes in money market and general economic conditions. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability.

Counterparty – The portfolio will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the portfolio or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the portfolio may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Distressed or Defaulted Securities – Investments in defaulted securities and obligations of distressed issuers, including securities that are, or may be, involved in reorganizations or other financial restructurings, either out of court or in bankruptcy, involve substantial risks and are considered speculative. The portfolio may suffer significant losses if the reorganization or restructuring is not completed as anticipated. The portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. Repayment of defaulted securities and obligations of distressed issuers is subject to significant uncertainties.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. If the portfolio holds equity securities in a company that becomes insolvent, the portfolio’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the portfolio’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the portfolio fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the portfolio faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Floating Rate Loans – Floating rate loans are often made to borrowers whose financial condition is troubled or highly leveraged. These loans frequently are rated below investment grade and are therefore subject to “High-Yield Debt Securities” risk. There is no public market for floating rate loans and the loans may trade infrequently and be subject to wide bid/ask spreads. Many floating rate loans are subject to restrictions on resale. Floating rate loans may have trade settlement periods in excess of seven days, which may result in the portfolio not receiving proceeds from the sale of a loan for an extended period. As a result, the portfolio may be subject to greater “Liquidity” risk than a fund that does not invest in floating rate loans and the portfolio may be constrained in its ability to meet its obligations (including obligations to redeeming shareholders). The lack of an active trading market may also make it more difficult to value floating rate loans. Rising interest rates can lead to increased default rates on floating rate loans, as borrowers find themselves faced with higher payments.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The portfolio faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the portfolio may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the portfolio.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the portfolio, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the portfolio. The portfolio also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the portfolio to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss. The portfolio may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, the portfolio could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan. Junior loans, which have a lower place in the borrower’s capital structure than senior loans and may be unsecured, involve a higher degree of overall risk than senior loans of the same borrower. The portfolio's investments in loans are also subject to prepayment or call risk. Loans may have settlement periods in excess of seven days. Failure to receive sales proceeds on a timely basis may constrain the portfolio's ability to meet its obligations (including obligations to redeeming shareholders).
Management – The portfolio is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The portfolio may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The portfolio’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the portfolio’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the portfolio. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the portfolio fall, the value of your investment will go down. The portfolio may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the portfolio invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio's investments may be negatively affected.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the portfolio may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The portfolio may also lose any premium it paid on prepaid securities.
Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamericaseriestrust.com/content/Performance.aspx or by calling 1-888-233-4339.
Prior to November 20, 2009, the portfolio was named Transamerica MFS High Yield VP, had a different sub-adviser, a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to that previous sub-adviser.

Annual Total Returns (calendar years ended December 31) - Initial Class
	Quarter Ended	Return
Best Quarter:	6/30/2009	19.21%
Worst Quarter:	12/31/2008	-17.09%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Inception Date
Initial Class	7.44%	5.64%	7.19%	06/01/1998
Service Class	7.21%	5.38%	6.93%	05/01/2003
Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Index (reflects no deduction for fees, expenses or taxes)	7.50%	5.78%	8.09%
Management:
Investment Adviser: Transamerica Asset Management, Inc. Sub-Adviser: Aegon USA Investment Management, LLC Portfolio Managers:
Kevin Bakker, CFA	Portfolio Manager	since 2009
Benjamin D. Miller, CFA	Portfolio Manager	since 2009
James K. Schaeffer, Jr.	Portfolio Manager	since 2011
Derek Thoms	Portfolio Manager	since 2016
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2019. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Aegon U.S. Government Securities VP

Investment Objective: Seeks to provide as high a level of total return as is consistent with prudent investment strategies.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio  shares, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.
Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.58%	0.58%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.04%	0.04%
Total annual fund operating expenses	0.62%	0.87%
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$63	$199	$346	$ 774
Service Class	$89	$278	$482	$1,073
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 18% of the average value of its portfolio.
Principal Investment Strategies: The portfolio’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), invests, under normal circumstances, at least 80% of the portfolio’s net assets (plus the amount of borrowings, if any, for investment purposes) in U.S. government debt obligations, or obligations guaranteed by U.S. government agencies or government sponsored entities and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. These securities may include:
•	U.S. Treasury obligations
•	Obligations issued by or guaranteed by U.S. government agencies or government-sponsored entities, including inflation-protected bonds. Obligations guaranteed by U.S. government agencies or government-sponsored entities include issues by non-government-sponsored entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise
•	Mortgage-backed securities guaranteed by Ginnie Mae or other U.S. government agencies or government-sponsored entities such as Freddie Mac or Fannie Mae
•	Collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by the U.S. government or its agencies and government-sponsored entities
The weighted average duration of the portfolio will generally range from three to seven years.
The portfolio may invest up to 20% of its net assets in investment grade corporate bonds, short-term corporate debt securities, asset-backed securities, commercial mortgage-backed securities, mortgage-backed securities not guaranteed by the U.S. government, zero coupon bonds, “interest only” or “principal only” securities, high yield debt securities, debt securities of foreign corporate or sovereign issuers in developed countries, and obligations of U.S. banks and foreign banks denominated in U.S. dollars or other currencies. Investment grade debt securities carry a rating of at least BBB from Standard & Poor’s or Fitch or Baa from Moody’s or are of comparable quality as determined by the portfolio’s sub-adviser.
The portfolio invests in debt obligations that the sub-adviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. In managing the portfolio’s assets, the sub-adviser uses a combination of global “top down” analysis of the macroeconomic and interest rate environment and proprietary “bottom up” research of government debt and other debt instruments. In the sub-adviser’s qualitative “top down” approach, the sub-adviser analyzes various fundamental, technical, sentiment and valuation factors that affect the movement of markets and securities prices worldwide. This information helps to inform the sub-adviser’s decisions regarding the portfolio’s duration, yield-curve positioning and level of exposure to various asset classes. In its proprietary “bottom up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness, cash flows, capital structure and, as applicable, collateral.
The portfolio may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate, total return and credit default swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the portfolio’s portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes. The use of derivatives may be deemed to involve the use of leverage because the portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price and because the portfolio’s use of derivative instruments may result in its exposure exceeding 100% of portfolio value. The portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin for the portfolio’s obligations under derivatives transactions.
The portfolio may purchase securities on a when-issued, delayed delivery or forward commitment basis.
Principal Risks: Risk is inherent in all investing. Many factors affect the portfolio's performance. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the portfolio. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Active Trading – The portfolio may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs.
Bank Obligations – To the extent the portfolio invests in bank obligations, the portfolio will be more susceptible to negative events affecting the banking industry. Banks are sensitive to changes in money market and general economic conditions. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability.
Counterparty – The portfolio will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the portfolio or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the portfolio may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Derivatives – Using derivatives exposes the portfolio to additional risks and can increase portfolio losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the portfolio. Using derivatives may have a leveraging effect, increase portfolio volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the portfolio than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Portfolio—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the portfolio. If the proposed rule, or a different rule, takes effect, it could limit the ability of the portfolio to invest in derivatives.
Dollar Rolls – The use of dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money. Dollar roll transactions involve the risk that the market value of the securities the portfolio is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the portfolio sells securities becomes insolvent, the portfolio’s right to purchase or repurchase securities may be restricted.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the portfolio’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the portfolio fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the portfolio faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Focused Investing – To the extent the portfolio invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the portfolio will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Hedging – The portfolio may buy and sell futures contracts, put and call options, and forward contracts as a hedge. Some hedging strategies could hedge the portfolio’s portfolio against price fluctuations. Other hedging strategies would tend to increase the portfolio’s exposure to the securities market. Forward contracts could be used to try to manage foreign currency risks on the portfolio’s foreign investments. The portfolio’s hedging strategies may not work as intended, and the portfolio may be in a less favorable position than if it had not used a hedging instrument.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Inflation-Protected Securities – Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The portfolio faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the portfolio may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the portfolio.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the portfolio, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the portfolio. The portfolio also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the portfolio's assets. The portfolio also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the portfolio to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss. The portfolio may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The portfolio is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The portfolio may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The portfolio’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the portfolio’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the portfolio. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the portfolio fall, the value of your investment will go down. The portfolio may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the portfolio invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio's investments may be negatively affected.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the portfolio may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The portfolio may also lose any premium it paid on prepaid securities.
Repurchase Agreements – If the other party to a repurchase agreement defaults on its obligation, the portfolio may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the portfolio could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the portfolio's ability to dispose of the underlying securities may be restricted. In addition, if the portfolio is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
To Be Announced (TBA) Transactions – Although the securities that are delivered in TBA transactions must meet certain standards, there is a risk that the actual securities received by the fund may be less favorable than what was anticipated when entering into the transaction. TBA transactions also involve the risk that a counterparty will fail to deliver the security, exposing the fund to further losses. Whether or not the fund takes delivery of the securities at the termination date of a TBA transaction, it will nonetheless be exposed to changes in the value of the underlying investments during the term of the agreement.
U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Zero Coupon Bonds – Zero coupon bonds pay no interest during the life of the obligation but trade at prices below their stated maturity value. Although these securities lock in a rate of return to maturity, they may be subject to greater fluctuations in market value than securities that pay interest periodically.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamericaseriestrust.com/content/Performance.aspx or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Initial Class
	Quarter Ended	Return
Best Quarter:	12/31/2008	5.07%
Worst Quarter:	12/31/2016	-3.67%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Inception Date
Initial Class	2.66%	1.07%	3.43%	05/13/1994
Service Class	2.36%	0.82%	3.18%	05/01/2003
Bloomberg Barclays Government Index (reflects no deduction for fees, expenses or taxes)	2.30%	1.28%	3.23%
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Aegon USA Investment Management, LLC Portfolio Managers:
Bradley D. Doyle, CFA	Portfolio Manager	since 2017
Charles Foster, CFA	Portfolio Manager	since 2014
Tyler A. Knight, CFA	Portfolio Manager	since 2014
Calvin Norris, CFA	Portfolio Manager	since 2014
Doug Weih, CFA	Portfolio Manager	since 2011
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2019. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica American Funds Managed Risk VP

Investment Objective: Seeks to provide total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold Service Class of the portfolio, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.
Shareholder Fees (fees paid directly from your investment)
Class:	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.53%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.04%
Acquired fund fees and expenses	0.28%
Total annual fund operating expenses[1]	1.10%
1	Total annual fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Service Class	$112	$350	$606	$1,340
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 0% of the average value of its portfolio. Derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the portfolio’s turnover rate.
Principal Investment Strategies: The portfolio’s sub-adviser, Milliman Financial Risk Management LLC (the“sub-adviser”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of the portfolio’s net assets (plus the amount of borrowings, if any, for investment purposes) in the American Funds Insurance Series Asset Allocation FundSM (the “Underlying Portfolio”). The portfolio employs a risk management strategy in an effort to manage return volatility.
The investment objective of the Underlying Portfolio is to seek to provide investors with high total return (including income and capital gains) consistent with preservation of capital over the long term. In seeking to pursue its investment objective, the Underlying Portfolio varies its mix of equity securities, debt securities and money market instruments. Under normal market conditions, the Underlying Portfolio’s investment adviser, Capital Research and Management CompanySM, expects (but is not required) to maintain an investment mix falling within the following ranges: 40%-80% in equity securities, 20%-50% in debt securities and 0%-40% in money market instruments. As of December 31, 2017, the Underlying Portfolio was approximately 64.4% invested in equity securities, 26.6% invested in debt securities and 9% invested in money market instruments. The proportion of equities, debt and money market securities held by the Underlying Portfolio varies with market conditions and its investment adviser’s assessment of their relative attractiveness as investment opportunities. The primary benchmark of the Underlying Portfolio is the S&P 500®Index.
The Underlying Portfolio invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less). Although the Underlying Portfolio focuses on investments in medium to larger capitalization companies, the Underlying Portfolio’s investments are not limited to a particular capitalization size. The Underlying Portfolio may invest up to 15% of its assets in common stocks and other equity securities of issuers domiciled outside the United States and up to 5% of its assets in debt securities of issuers domiciled outside the United States. In addition, the Underlying Portfolio may invest up to 25% of its debt assets in lower quality debt securities (rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the Underlying Portfolio’s investment adviser or unrated but determined to be of equivalent quality by the Underlying Portfolio’s investment adviser). Such securities are sometimes referred to as “junk bonds.” The Underlying Portfolio’s investment adviser uses a system of multiple portfolio managers in managing the Underlying Portfolio’s assets. Under this approach, the portfolio of the Underlying Portfolio is divided into segments managed by individual managers who decide how their respective segments will be invested.
The Underlying Portfolio relies on the professional judgment of its investment adviser to make decisions about the Underlying Portfolio’s portfolio investments. The basic investment philosophy of the Underlying Portfolio’s investment adviser is to seek to invest in attractively priced securities that, in its opinion, represent good, long-term investment opportunities. The Underlying Portfolio’s investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the Underlying Portfolio’s investment adviser believes that they no longer represent relatively attractive investment opportunities.
The portfolio seeks to manage return volatility by employing a managed risk strategy. The portfolio’s managed risk strategy seeks to stabilize the volatility of the portfolio around a target volatility level. The sub-adviser may use derivative instruments to accomplish this goal, which may include: equity futures contracts, treasury futures contracts, currency futures contracts, and other derivative instruments judged by the sub-adviser to be necessary to achieve the goals of the managed risk strategy. The sub-adviser may also buy or sell derivative instruments based on one or more market indices in an attempt to maintain the portfolio’s volatility at the targeted level in an environment in which the sub-adviser expects market volatility to decrease or increase, respectively. The sub-adviser selects individual derivative instruments that it believes will have prices that are highly correlated to the Underlying Portfolio’s positions. The sub-adviser adjusts derivative instruments to manage overall net portfolio risk exposure, in an attempt to stabilize the volatility of the portfolio around a predetermined target level and reduce the potential for portfolio losses during periods of significant market declines. The sub-adviser seeks to monitor and forecast volatility in the markets using a proprietary model, and adjust the portfolio’s derivative instruments accordingly. In addition, the sub-adviser will monitor liquidity levels of relevant derivative instruments and transparency provided by exchanges or the counterparties in derivatives transactions.
The sub-adviser adjusts derivatives positions to manage overall net portfolio risk exposure. The sub-adviser may, during periods of rising security prices, implement strategies in an attempt to preserve gains on the portfolio’s positions. The sub-adviser may, during periods of falling security prices, implement additional strategies in an effort to reduce losses in adverse market conditions. In these situations, the sub-adviser’s activity could significantly reduce the portfolio’s net economic exposure to equity securities. Following market declines, a downside rebalancing strategy may be used to decrease the amount of derivative instruments used to hedge the portfolio. The sub-adviser also adjusts derivative instruments to realign individual positions when the portfolio's asset allocation profile is rebalanced. The target volatility level will be set from time to time by the investment adviser and sub-adviser and may be adjusted if deemed advisable in the judgment of the investment adviser and sub-adviser.
Depending on market conditions, scenarios may occur where the portfolio has no positions in any derivative instruments.
The portfolio is non-diversified.
Principal Risks: Risk is inherent in all investing. Many factors affect the portfolio's performance. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio, through its investments in the Underlying Portfolio, is subject to the risks of the Underlying Portfolio. The following is a summary description of principal risks (in alphabetical order) of investing in the portfolio(either directly or through its investments in the Underlying Portfolio). An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Asset Allocation – The adviser of the Underlying Portfolio allocates the Underlying Portfolio’s assets among various asset classes. These allocations may be unsuccessful in maximizing the Underlying Portfolio’s return and/or avoiding investment losses, and may cause the Underlying Portfolio to underperform.
CFTC Regulation – The Investment Manager has registered as a “commodity pool operator” under the Commodity Exchange Act with respect to its service as investment manager to the portfolio. The Investment Manager is therefore subject to dual regulation by the SEC and the Commodity Futures Trading Commission (“CFTC”), and is a member of the National Futures Association and is also subject to its rules. Regulation of commodity investing continues to change, and additional compliance and other expenses may be incurred.
Counterparty – The portfolio will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the portfolio or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the portfolio may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

Currency Hedging – The portfolio may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a portfolio may be worse off than if it had not used a hedging strategy or instrument.
Derivatives – Using derivatives exposes the portfolio to additional risks and can increase portfolio losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the portfolio. Using derivatives may have a leveraging effect, increase portfolio volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the portfolio than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Portfolio—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the portfolio. If the proposed rule, or a different rule, takes effect, it could limit the ability of the portfolio to invest in derivatives.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. If the portfolio holds equity securities in a company that becomes insolvent, the portfolio’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the portfolio’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the portfolio fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the portfolio faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Hedging – The portfolio may buy and sell futures contracts, put and call options, and forward contracts as a hedge. Some hedging strategies could hedge the portfolio’s portfolio against price fluctuations. Other hedging strategies would tend to increase the portfolio’s exposure to the securities market. Forward contracts could be used to try to manage foreign currency risks on the portfolio’s foreign investments. The portfolio’s hedging strategies may not work as intended, and the portfolio may be in a less favorable position than if it had not used a hedging instrument.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the Underlying Portfolio's adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The portfolio faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the portfolio may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the portfolio.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the portfolio, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the portfolio. The portfolio also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the portfolio's assets. The portfolio also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the portfolio to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss. The portfolio may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Managed Risk Strategy– The portfolio employs a managed risk strategy. The strategy attempts to stabilize the volatility of the portfolio around a target volatility level and manage downside exposure during periods of significant market declines but may not work as intended. Because market conditions change, sometimes rapidly and unpredictably, the success of the strategy also will be subject to the sub-adviser’s ability to implement the strategy in a timely and efficient manner. The strategy may result in periods of underperformance, may limit the portfolio’s ability to participate in rising markets and may increase transaction costs at the portfolio and/or Underlying Portfolio level. Managing the portfolio pursuant to the strategy may result in the portfolio not achieving its stated
asset mix goal due to unforeseen or unanticipated market conditions. The strategy also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The strategy also may have the effect of limiting the amount of guaranteed benefits. The portfolio’s performance may be lower than similar portfolios that are not subject to a managed risk strategy.
Management – The portfolio is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The portfolio may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The portfolio’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the portfolio’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the portfolio. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the portfolio fall, the value of your investment will go down. The portfolio may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United

Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the portfolio invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio's investments may be negatively affected.
Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the portfolio.
Money Market Funds – An investment in a money market fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although money market funds generally seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in a money market fund.
Non-Diversification – The portfolio is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the portfolio invests its assets in a smaller number of issuers, the portfolio will be more susceptible to negative events affecting those issuers than a diversified fund.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The portfolio may also lose any premium it paid on prepaid securities.
Small and Medium Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Underlying Portfolio – Because the portfolio invests its assets in the Underlying Portfolio, its ability to achieve its investment objective depends largely on the performance of the Underlying Portfolio in which it invests. The Underlying Portfolio in which the portfolio may invest has its own investment risks, and those risks can affect the value of the Underlying Portfolio’s shares and therefore the value of the portfolio’s investments. There can be no assurance that the investment objective of the Underlying Portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the Underlying Portfolio in which it invests.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
Absent any applicable fee waivers and/or expense limitations, performance would be lower. Index returns are since inception of the class.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamericaseriestrust.com/content/Performance.aspx or by calling 1-888-233-4339.

Annual Total Returns (calendar year ended December 31) - Service Class
	Quarter Ended	Return
Best Quarter:	3/31/2017	5.01%
Worst Quarter:	3/31/2016	0.42%
The Transamerica American Funds Managed Risk VP Blended Benchmark consists of the following: S&P 500® Index, 60%; and Bloomberg Barclays US Aggregate Bond Index, 40%.

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	Since Inception	Inception Date
Service Class	14.62%	6.17%	05/01/2015
S&P 500® (reflects no deduction for fees, expenses or taxes)	21.83%	12.10%
Transamerica American Funds Managed Risk VP Blended Benchmark (reflects no deduction for fees, expenses or taxes)	14.21%	8.11%
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Milliman Financial Risk Management LLC Portfolio Manager:
Adam Schenck, CFA	Portfolio Manager	since 2015
Maria Schiopu	Portfolio Manager	since 2018
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio does not currently offer Initial Class shares.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Barrow Hanley Dividend Focused VP

Investment Objective: Seeks total return gained from the combination of dividend yield, growth of dividends and capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio  shares, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.
Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.68%	0.68%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.03%	0.03%
Total annual fund operating expenses	0.71%	0.96%
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$73	$227	$395	$ 883
Service Class	$98	$306	$531	$1,178
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 11% of the average value of its portfolio.
Principal Investment Strategies: The portfolio’s sub-adviser, Barrow, Hanley, Mewhinney & Strauss, LLC (the “sub-adviser”), deploys an active strategy that seeks large and middle capitalization U.S.-listed stocks, including American Depositary Receipts (“ADRs”), which make up a portfolio that generally exhibits the following value characteristics: price/earnings and price/book ratios at or below the market (S&P 500®) and dividend yields at or above the market. In addition, the sub-adviser considers stocks for the portfolio that not only currently pay a dividend, but also have a consecutive 25-year history of paying cash dividends. The sub-adviser also seeks stocks that have long established histories of dividend increases in an effort to ensure that the growth of the dividend stream of the portfolio’s holdings will be greater than that of the market as a whole.
The sub-adviser utilizes a conservative orientation based on the belief that above-average returns can be achieved while taking below-average risks. The sub-adviser’s investment approach is based on an underlying philosophy that securities markets are inefficient and that these inefficiencies can be favorably exploited through adherence to a value-oriented investment process dedicated to individual stock selection on a bottom-up basis. Accordingly, the sub-adviser constructs a portfolio of individual stocks, selected on a bottom-up basis, using fundamental analysis. The sub-adviser seeks to identify companies that are undervalued and temporarily out-of-favor for reasons it can identify and understand. The sub-adviser does not attempt to time the market or rotate in and out of broad market sectors, as it believes that it is difficult, if not impossible, to add incremental value on a consistent basis by market timing.
The portfolio will generally consist of 30 to 45 stocks with position sizes of 1% to 5% (8% maximum position weighting). If a stock held in the portfolio omits its dividend, the portfolio is not required to immediately sell the stock, but the portfolio will not purchase any stock that does not have a 25-year record of paying cash dividends.
The sub-adviser employs a fully invested strategy. Therefore, under normal market conditions, cash and cash equivalents are generally less than 5% of the portfolio’s assets.
Principal Risks: Risk is inherent in all investing. Many factors affect the portfolio's performance. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the portfolio. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. If the portfolio holds equity securities in a company that becomes insolvent, the portfolio’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Focused Investing – To the extent the portfolio invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the portfolio will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the portfolio, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the portfolio. The portfolio also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the portfolio to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss. The portfolio may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The portfolio is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The portfolio may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The portfolio’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the portfolio’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the portfolio. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the portfolio fall, the value of your investment will go down. The portfolio may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the portfolio invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio's investments may be negatively affected.
Medium Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of medium capitalization companies. Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of medium capitalization companies generally are more volatile and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamericaseriestrust.com/content/Performance.aspx or by calling 1-888-233-4339.
Prior to May 1, 2013, the portfolio was named Transamerica BlackRock Large Cap Value VP, had a different sub-adviser, a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.

Annual Total Returns (calendar years ended December 31) - Initial Class
	Quarter Ended	Return
Best Quarter:	9/30/2009	15.78%
Worst Quarter:	9/30/2011	-18.45%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Inception Date
Initial Class	16.43%	13.51%	6.06%	05/01/1996
Service Class	16.13%	13.23%	5.79%	05/01/2003
Russell 1000® Value Index[1] (reflects no deduction for fees, expenses or taxes)	13.66%	14.04%	7.10%
1Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Barrow, Hanley, Mewhinney & Strauss, LLC Portfolio Managers:
Ray Nixon, Jr.	Portfolio Manager	since 2013
Brian F. Quinn, CFA	Portfolio Manager	since 2013
Lewis Ropp	Portfolio Manager	since 2013
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2019. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica BlackRock Equity Smart Beta 100 VP

Investment Objective: Seeks long-term capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio  shares, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.
Shareholder Fees (fees paid directly from your investment)
Class:	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.30%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.08%
Acquired fund fees and expenses	0.17%
Total annual fund operating expenses[1]	0.80%
Fee waiver and/or expense reimbursement[2]	0.07%
Total annual fund operating expenses after fee waiver and/or expense reimbursement[1]	0.73%
1	Total annual fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.
2	Contractual arrangements have been made with the portfolio’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through May 1, 2019 to waive fees and/or reimburse portfolio expenses to the extent that the total annual fund operating expenses exceed 0.56% for Service Class shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the portfolio’s business. These arrangements cannot be terminated prior to May 1, 2019 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the portfolio, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect. TAM has also contractually agreed to waive 0.05% of its management fee through May 1, 2019.
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Service Class	$75	$248	$437	$983
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 16% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the portfolio’s sub-adviser, BlackRock Investment Management, LLC, seeks to achieve the portfolio’s objective by allocating substantially all of the portfolio’s assets to a mix of exchange-traded funds (“ETFs”) advised by an affiliate of the sub-adviser. The portfolio will normally emphasize investments in ETFs that pursue smart beta strategies that are designed to provide consistent exposure to systematic factors such as value, momentum, quality and size. Smart beta strategies focus on one or more of these systematic factors and seek to capture broad, consistent drivers of return which cannot be isolated through traditional index strategies alone.
The portfolio normally targets an allocation of approximately 100% of its net assets to equity ETFs. Generally, the portfolio’s strategic asset allocation over the long term is expected to be as follows: approximately 75% of the portfolio’s net assets in U.S. equity ETFs and approximately 25% of the portfolio’s net assets in international equity ETFs. Typically, the portfolio is rebalanced to these strategic targets on a quarterly basis. Under normal circumstances, the portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity ETFs.
Principal Risks: Risk is inherent in all investing. Many factors affect the portfolio's performance. There is no assurance the portfolio will meet its investment objective. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio may take temporary defensive positions; in such a case, the portfolio will not be pursuing its principal investment strategies. The portfolio, through its investments in underlying portfolios, is subject to the risks of underlying portfolios. The following is a summary description of principal risks (in alphabetical order) of investing in the portfolio (either directly or through its investments in underlying portfolios). You may lose money if you invest in this portfolio.

Asset Allocation – The sub-adviser allocates the portfolio's assets among underlying ETFs. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses, and may cause the portfolio to underperform.
Asset Class Variation – The underlying ETFs invest principally in the securities constituting their asset class. However, an underlying ETF may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying ETF at any given time, and the percentage of the portfolio's assets invested in various underlying ETFs, the portfolio's actual exposure to the securities in a particular asset class may vary substantially from its target allocation for that asset class.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. If the portfolio holds equity securities in a company that becomes insolvent, the portfolio’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the portfolio to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss. The portfolio may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The portfolio is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The portfolio may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The portfolio’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the portfolio’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the portfolio. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the portfolio fall, the value of your investment will go down. The portfolio may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The

Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the portfolio invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio's investments may be negatively affected.
Small and Medium Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Smart Beta Investing– Smart beta strategies seek to capture broad, consistent drivers of return and to out-perform traditional index strategies. These strategies may not work as intended. An underlying ETF pursuing a smart beta strategy may not achieve its objective and may not perform as well as other funds using other asset management strategies.
Underlying Exchange Traded Funds – Because the portfolio invests its assets in underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the portfolio to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the portfolio invests more of its assets in one underlying ETF than in another, the portfolio will have greater exposure to the risks of that underlying ETF. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of fixed-income securities. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to certain risks that do not apply to conventional funds, including: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally, or trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile; or (v) a limited number of institutions may act as authorized participants to create or redeem block-sized units of ETF shares. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the portfolio's shares could also be substantially and adversely affected.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows the portfolio’s performance for the past calendar year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

Absent any applicable fee waivers and/or expense limitations, performance would be lower. Index returns are since inception of the class.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamericaseriestrust.com/content/Performance.aspx or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Service Class
	Quarter Ended	Return
Best Quarter:	3/31/2017	6.61%
Worst Quarter:	6/30/2017	4.25%
The Transamerica BlackRock Equity Smart Beta 100 VP Blended Benchmark consists of the following: MSCI USA Index, 75%; and MSCI All Country World Index ex-U.S., 25%.

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	Since Inception	Inception Date
Service Class	23.23%	16.09%	03/21/2016
MSCI USA Index (reflects no deduction for fees, expenses or taxes)	21.19%	17.91%
Transamerica BlackRock Equity Smart Beta 100 VP Blended Benchmark (reflects no deduction for fees, expenses or taxes)	22.69%	17.89%
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: BlackRock Investment Management, LLC Portfolio Managers:
Alan Mason	Portfolio Manager	since 2016
Amy Whitelaw	Portfolio Manager	since 2016
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio does not currently offer Initial Class shares.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica BlackRock Global Allocation VP

Investment Objective: Seeks high total investment return. Total investment return is the combination of capital appreciation and investment income.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio  shares, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.
Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees[1]	0.74%	0.74%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.10%	0.10%
Dividend and interest expense or short sales	0.02%	0.02%
All other expenses	0.08%	0.08%
Total annual fund operating expenses	0.84%	1.09%
Fee waiver and/or expense reimbursement[1]	0.03%	0.03%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.81%	1.06%
1	Management fees include the management fees borne by the portfolio as the sole shareholder of the Subsidiary (defined below). Transamerica Asset Management, Inc. (“TAM”) has contractually agreed to waive a portion of the portfolio's management fee in an amount equal to the management fee paid to TAM by the Subsidiary. The Subsidiary has entered into a separate contract with the portfolio's investment manager, TAM, for the management of the Subsidiary portfolio pursuant to which the Subsidiary pays TAM a fee that is the same, as a percentage of net assets, as the management fee of the portfolio. This management fee waiver, which is reflected in the “fee waiver and/or expense reimbursement” line, may not be discontinued by TAM as long as its contract with the Subsidiary is in place.
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$ 83	$265	$463	$1,034
Service Class	$108	$344	$598	$1,326
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 114% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the portfolio’s sub-adviser, BlackRock Investment Management, LLC (the “sub-adviser”), through a fully managed investment policy, utilizes United States and foreign equity securities, debt and money market securities, the combination of which may be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. The portfolio will invest its assets in issuers that are located in a number of countries throughout the world. There is no limit on the percentage of assets the portfolio can invest in a particular type of asset class or security. The portfolio generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. Except as described below, the portfolio has no geographic limits on where its investments may be located. This flexibility allows the sub-adviser to look for investments in markets around the world that it believes will provide the best relative asset allocation to meet the portfolio’s objective.
The portfolio uses its investment flexibility to create a portfolio of assets that, over time, tends to be relatively balanced between equity and debt securities and that is widely diversified among many individual investments. At any given time, however, the portfolio may emphasize either debt securities or equity securities. The portfolio may also, from time to time, identify certain real assets, such as real estate or precious metals, that the sub-adviser believes will increase in value because of economic trends and cycles or political or other events. The portfolio may invest a portion of its assets in securities related to those real assets such as stock, fixed-income securities or convertible securities issued by real estate investment trusts (“REITs”) or companies that mine precious metals. The portfolio may invest directly in REITs, including equity REITs, mortgage REITs and hybrid REITs. The portfolio can invest in all types of equity securities, including common stock, preferred stock, convertible securities, warrants and stock purchase rights of companies of any market capitalization. In selecting equity investments, the sub-adviser typically emphasizes securities that it believes are undervalued. The portfolio may also seek to invest in the stock of smaller or emerging growth companies than it expects will provide a higher total return than other equity investments. Investing in smaller or emerging growth companies involves greater risk than investing in more established companies.

The portfolio can invest in all types of debt securities, including debt securities of varying maturities, U.S. and foreign government bonds, corporate bonds and convertible bonds, mortgage and asset-backed securities, bank loans, and securities issued or guaranteed by certain international organizations such as the World Bank. The portfolio may invest up to 35% of its total assets in “junk” bonds, corporate loans and distressed securities.
The portfolio may engage in short sales. The portfolio may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the portfolio does not own declines in value. The portfolio will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 20% of the value of its total assets. The portfolio may also make short sales “against the box” without being subject to this limitation.
The portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. The portfolio may use derivatives, including options, futures, indexed securities, inverse securities, swaps and forward contracts. Derivatives may be used to efficiently implement asset allocation views and/or to protect or enhance the value of specific portfolio assets. In addition, the team adheres to all firm-wide policies and regulatory guidelines regarding the segregation of liquid assets.
The portfolio may use derivatives to seek to increase the return of the portfolio and to hedge (or protect) the value of its assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets. The portfolio may invest in securities that provide a return based on fluctuations in a stock or other financial index. For example, the portfolio may invest in a security that increases in value with the price of a particular securities index. In some cases, the return on the security may be inversely related to the price of the index. The portfolio may invest in U.S. and foreign cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. In addition to investing in foreign securities, the portfolio actively manages its exposure to foreign securities through the use of forward currency contracts and other currency derivatives.
The portfolio may also gain exposure to the commodities markets by investing up to 25% of its total assets in a wholly-owned subsidiary of the portfolio organized as a company under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary has the same investment objective as the portfolio and is managed by Transamerica Asset Management, Inc. and sub-advised by the sub-adviser. The Subsidiary (unlike the portfolio) may invest without limit in commodities, commodity-linked derivatives, ETFs, leveraged or unleveraged commodity-linked notes and other investments that provide exposure to commodities. Although the portfolio may to some extent invest directly in commodity-linked derivative instruments and other investments that provide exposure to commodities, the portfolio may also gain exposure to these derivative instruments indirectly by investing in the Subsidiary. The Subsidiary also may invest in other instruments, including fixed income securities, cash and cash equivalents and U.S. government securities, either as investments or to serve as margin or collateral for the Subsidiary’s derivatives positions. To the extent that the portfolio invests in the Subsidiary, it may be subject to the risks associated with those derivative instruments and other securities. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is not subject to the investor protections of the 1940 Act. However, the Subsidiary complies with asset segregation requirements to the same extent as the portfolio.
The portfolio, directly and/or through the Subsidiary, may gain commodities exposure through the use of swaps and other derivative instruments. The use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions.
The portfolio may invest up to 5% of its assets in China A-shares (equity securities of Chinese companies) listed and traded on Chinese stock exchanges such as the Shanghai Stock Exchange or the Shenzhen Stock Exchange.
The portfolio’s blended benchmark (“Blended Benchmark”) has at all times since the portfolio’s formation included a 40% weighting in non-U.S. securities. The Blended Benchmark is an unmanaged weighted index comprised as follows: 36% of the S&P 500®; 24% of the FTSE World ex-U.S. Index; 24% of the ICE BofAML Current 5-Year U.S. Treasury Index; and 16% of the Citigroup Non U.S. Dollar World Government Bond Index. Under normal circumstances, the portfolio anticipates it will allocate a substantial amount (approximately 40% or more – unless market conditions are not deemed favorable by the sub-adviser, in which case the portfolio would invest at least 30%) – of its total assets in securities of (i) foreign government issuers; (ii) issuers organized or located outside the U.S.; (iii) issuers which primarily trade in a market located outside the U.S.; or (iv) issuers doing a substantial amount of business outside the U.S., which the portfolio considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. The portfolio will allocate its assets among various regions and countries, including the U.S. (but in no event less than three different countries). For temporary defensive purposes, the portfolio may deviate very substantially from the allocation described above.
Principal Risks: Risk is inherent in all investing. Many factors affect the portfolio's performance. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the portfolio. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
CFTC Regulation – The Investment Manager has registered as a “commodity pool operator” under the Commodity Exchange Act with respect to its service as investment manager to the portfolio. The Investment Manager is therefore subject to dual regulation by the SEC and the Commodity Futures Trading Commission (“CFTC”), and is a member of the National Futures Association and is also subject to its rules. Regulation of commodity investing continues to change, and additional compliance and other expenses may be incurred.
China A–Shares – The portfolio may invest in equity securities of certain Chinese companies, referred to as China A-shares, through the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect program (collectively, the “Programs”). The Programs are securities trading and clearing linked programs between either the Shanghai Stock Exchange or Shenzhen Stock Exchange, and the Stock Exchange of Hong Kong Limited, Hong Kong Securities Clearing Company Limited, and China Securities Depository and Clearing Corporation Limited, with an aim to achieve mutual stock market access between the People’s Republic of China (“China”) and Hong Kong. The Programs are subject to daily quota limitations, which may restrict the portfolio’s ability to invest in China A-shares through the Programs and to enter into or exit trades on a timely basis. The Shanghai and Shenzhen markets may be open at a time when the Programs are not trading, with the result that prices of China A-shares may fluctuate at times when the portfolio is unable to add to or exit its position. Only certain China A-shares are eligible to be accessed through the Programs. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through the Programs. Because the Programs are in their early stages, the actual effect on the market for trading China A-shares with the introduction of large numbers of foreign investors is currently unknown. The Programs are subject to regulations promulgated by regulatory authorities for the Shanghai Stock Exchange, the Stock Exchange of Hong Kong Limited and the Shenzhen Stock Exchange, and existing and additional regulations or restrictions, such as limitations on redemptions, suspension of trading and limitations on profits, may adversely impact the Programs and/or the portfolio’s investments through the Programs. There is no guarantee that all three exchanges will continue to support the Programs in the future.
Investments in China A-shares are subject to risks specific to the China market. Any significant change in mainland China’s political, social or economic policies may have a negative impact on investments in the China market. The regulatory and legal framework for capital markets in mainland China may not be as well developed as those of developed countries. Chinese accounting standards and practices may deviate significantly from international accounting standards. The settlement and clearing systems of the Chinese securities markets may not be well tested and may be subject to increased risks of error or inefficiency.
In addition, uncertainties in China tax rules governing taxation of income and gains from investments in China A-Shares via the Programs could result in unexpected tax liabilities for a portfolio and therefore could affect the amount of income which may be derived, and the amount of capital returned, from the investments in China A-shares by the portfolio.
Commodities and Commodity-Related Securities – To the extent the portfolio invests in commodities or instruments whose performance is linked to the price of an underlying commodity or commodity index, the portfolio will be subject to the risks of investing in commodities, including regulatory, economic and political developments, weather events and natural disasters and market disruptions. The portfolio's investment exposure to the commodities markets may subject the portfolio to greater volatility than investments in more traditional securities, such as stocks and bonds. Commodities and commodity-linked investments may be less liquid than other investments. Commodity-linked investments are subject to the credit risks associated with the issuer, and their values may decline substantially if the issuer's creditworthiness deteriorates.
Convertible Securities – Convertible securities share investment characteristics of both fixed income and equity securities. The value of these securities may vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also may be less volatile than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
Counterparty – The portfolio will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the portfolio or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the portfolio may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Currency Hedging – The portfolio may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a portfolio may be worse off than if it had not used a hedging strategy or instrument.
Derivatives – Using derivatives exposes the portfolio to additional risks and can increase portfolio losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the portfolio. Using derivatives may have a leveraging effect, increase portfolio volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the portfolio than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Portfolio—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the portfolio. If the proposed rule, or a different rule, takes effect, it could limit the ability of the portfolio to invest in derivatives.
Distressed or Defaulted Securities – Investments in defaulted securities and obligations of distressed issuers, including securities that are, or may be, involved in reorganizations or other financial restructurings, either out of court or in bankruptcy, involve substantial risks and are considered speculative. The portfolio may suffer significant losses if the reorganization or restructuring is not completed as anticipated. The portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. Repayment of defaulted securities and obligations of distressed issuers is subject to significant uncertainties.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. If the portfolio holds equity securities in a company that becomes insolvent, the portfolio’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the portfolio’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the portfolio fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the portfolio faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The portfolio faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the portfolio may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the portfolio.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the portfolio, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the portfolio. The portfolio also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the portfolio's assets. The portfolio also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the portfolio to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss. The portfolio may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, the portfolio could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan. Junior loans, which have a lower place in the borrower’s capital structure than senior loans and may be unsecured, involve a higher degree of overall risk than senior loans of the same borrower. The portfolio's investments in loans are also subject to prepayment or call risk. Loans may have settlement periods in excess of seven days. Failure to receive sales proceeds on a timely basis may constrain the portfolio's ability to meet its obligations (including obligations to redeeming shareholders).
Management – The portfolio is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The portfolio may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The portfolio’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the portfolio’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the portfolio. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the portfolio fall, the value of your investment will go down. The portfolio may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the portfolio invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio's investments may be negatively affected.
Money Market Funds – An investment in a money market fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although money market funds generally seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in a money market fund.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S.
government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the portfolio may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Precious Metals-Related Securities – Investments in precious metals-related securities are considered speculative and are affected by a variety of worldwide economic, financial and political factors. Prices of precious metals and of precious metals-related securities historically have been very volatile. The high volatility of precious metals prices may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The portfolio may also lose any premium it paid on prepaid securities.
Real Estate Securities – Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in operating expenses, property taxes or interest rates.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.
Short Sales – A short sale may be effected by selling a security that the portfolio does not own. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The portfolio may also pay transaction costs and borrowing fees in connection with short sales.
Small and Medium Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Structured Instruments – The portfolio may invest in, or have exposure to, various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued. Structured instruments may behave in ways not anticipated by the portfolio, or they may not receive tax, accounting or regulatory treatment anticipated by the portfolio.
Subsidiary – By investing in the Subsidiary, the portfolio will be indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments that will be held by the Subsidiary are generally similar to those that are permitted to be held by the portfolio and will be subject to the same risks that apply to similar investments if held directly by the portfolio. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act, and, unless otherwise noted in this prospectus, is not subject to the investor protections of the Investment Company Act. Although certain regulated investment companies received private letter rulings from the Internal Revenue Service (“IRS”) with respect to their investment in entities similar to the Subsidiary, the portfolio has not received such a ruling. The IRS is no longer issuing private letter rulings on structures of this kind. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the portfolio and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the portfolio.
Tax – The portfolio may seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in the Subsidiary. Under proposed Treasury regulations, certain income derived by a regulated investment company from a foreign wholly-owned subsidiary, such as the Subsidiary, that invests in commodities and commodity-linked derivatives would generally constitute “qualifying income” for purposes of the source-of-income restrictions applicable to regulated investment companies, only to the extent the wholly-owned subsidiary makes distributions to the regulated investment company. If the proposed Treasury regulations are finalized in their current form, the Subsidiary intends to make all necessary distributions such that the portfolio’s income derived from the Subsidiary will constitute “qualifying income.” The tax treatment of commodity-linked notes, other commodity-linked derivatives and the portfolio’s investments in the Subsidiary may be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS that could, among other things, affect the character, timing and/or amount of the portfolio’s taxable income or gains and of distributions made by the portfolio.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Warrants and Rights –Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company, and cease to have value if not exercised prior to the expiration date.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
Index returns are since the inception of the oldest share class.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamericaseriestrust.com/content/Performance.aspx or by calling 1-888-233-4339.
Prior to May 3, 2014, the portfolio invested its investable assets in interests in BlackRock Global Allocation V.I., managed by the sub-adviser. The performance set forth prior to that date is attributable to that strategy.

Annual Total Returns (calendar years ended December 31) - Service Class
	Quarter Ended	Return
Best Quarter:	9/30/2010	8.85%
Worst Quarter:	9/30/2011	-10.74%
The Transamerica Blackrock Global Allocation VP Blended Benchmark consists of the following: S&P 500®, 36%; FTSE World Index ex-U.S., 24%; ICE BofAML Current 5-Year U.S. Treasury Index, 24% and Citigroup Non-U.S. Dollar World Government Bond Index, 16%.

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	Since Inception	Inception Date
Service Class	13.49%	6.42%	7.86%	05/01/2009
Initial Class	13.75%	6.69%	4.94%	05/01/2011
FTSE World Index (reflects no deduction for fees, expenses or taxes)	24.08%	11.67%	13.01%
Transamerica Blackrock Global Allocation VP Blended Benchmark (reflects no deduction for fees, expenses or taxes)	15.69%	7.59%	9.29%
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: BlackRock Investment Management, LLC Portfolio Managers:
Dan Chamby, CFA	Portfolio Manager	since 2009
David Clayton, CFA	Portfolio Manager	since 2017
Kent Hogshire, CFA	Portfolio Manager	since 2017
Russ Koesterich, CFA	Portfolio Manager	since 2017
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2019. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company

(or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica BlackRock Global Allocation Managed Risk - Balanced VP

Investment Objective: Seeks to provide capital appreciation and income while seeking to manage volatility.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio  shares, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.
Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.28%	0.28%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.03%	0.04%
Recaptured expenses	0.00%	0.01%
All other expenses	0.03%	0.03%
Acquired fund fees and expenses	0.77%	0.77%
Total annual fund operating expenses[1]	1.08%	1.34%
1	Total annual fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$110	$343	$595	$1,317
Service Class	$136	$425	$734	$1,613
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the portfolio’s performance.

During the most recent fiscal year, the portfolio turnover rate for the portfolio was 0% of the average value of its portfolio. Derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the portfolio's turnover rate.
Principal Investment Strategies: The portfolio’s sub-adviser, Milliman Financial Risk Management LLC (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of the portfolio’s net assets (plus the amount of borrowings, if any, for investment purposes) in Transamerica BlackRock Global Allocation VP (the “Underlying Portfolio”). The portfolio employs a risk management strategy in an effort to manage return volatility.
Under normal circumstances, the Underlying Portfolio’s sub-adviser, BlackRock Investment Management, LLC (“BlackRock”), through a fully managed investment policy, utilizes United States and foreign equity securities, debt and money market securities, the combination of which may be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. The Underlying Portfolio will invest its assets in issuers that are located in a number of countries throughout the world. There is no limit on the percentage of assets the Underlying Portfolio can invest in a particular type of asset class. The Underlying Portfolio generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. Except as described below, the Underlying Portfolio has no geographic limits on where its investments may be located. This flexibility allows BlackRock to look for investments in markets around the world that it believes will provide the best relative asset allocation to meet the Underlying Portfolio’s objective. The Underlying Portfolio seeks high total investment return as its investment objective (total investment return is the combination of capital appreciation and investment income). The primary benchmark of the Underlying Portfolio is the FTSE World Index.
The Underlying Portfolio uses its investment flexibility to create a portfolio of assets that, over time, tends to be relatively balanced between equity and debt securities and that is widely diversified among many individual investments. At any given time, however, the Underlying Portfolio may emphasize either debt securities or equity securities. The Underlying Portfolio may also, from time to time, identify certain real assets, such as real estate or precious metals, that BlackRock believes will increase in value because of economic trends and cycles or political or other events. The Underlying Portfolio may invest a portion of its assets in securities related to those real assets such as stock, fixed-income securities or convertible securities issued by real estate investment trusts (“REITs”) or companies that mine precious metals. The Underlying Portfolio may invest directly in REITs, including equity REITs, mortgage REITs and hybrid REITs. The Underlying Portfolio can invest in all types of equity securities, including common stock, preferred stock, securities convertible into common stock, warrants and stock purchase rights of companies of any market capitalization. In selecting stocks and other securities that are convertible into stocks, BlackRock typically emphasizes stocks that it believes are undervalued. The Underlying Portfolio may also seek to invest in the stock of smaller or emerging growth companies that it expects will provide a higher total return than other equity investments. Investing in smaller or emerging growth companies involves greater risk than investing in more established companies.
The Underlying Portfolio can invest in all types of debt securities of varying maturities, including U.S. and foreign government bonds, corporate bonds and convertible bonds, mortgage and asset-backed securities, bank loans, and securities issued or guaranteed by certain international organizations such as the World Bank. The Underlying Portfolio may invest up to 35% of its total assets in “junk” bonds, corporate loans and distressed securities.
The Underlying Portfolio may engage in short sales. The Underlying Portfolio may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Underlying Portfolio does not own declines in value. The Underlying Portfolio will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 20% of the value of its total assets. The Underlying Portfolio may also make short sales “against the box” without being subject to this limitation.
The Underlying Portfolio will invest in distressed securities when BlackRock believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. The Underlying Portfolio may use derivatives, including options, futures, indexed securities, inverse securities, swaps and forward contracts. Principally, derivatives are used to efficiently implement asset allocation views and/or to protect or enhance the value of specific portfolio assets. In addition, BlackRock adheres to all firm-wide policies and regulatory guidelines regarding the segregation of liquid assets.
The Underlying Portfolio may use derivatives to seek to increase the return of the Underlying Portfolio and to hedge (or protect) the value of its assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets. The Underlying Portfolio may invest in securities that provide a return based on fluctuations in a stock or other financial index. For example, the Underlying Portfolio may invest in a security that increases in value with the price of a particular securities index. In some cases, the return on the security may be inversely related to the price of the index. The Underlying Portfolio may invest in U.S. and foreign cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments.
The Underlying Portfolio may also gain exposure to the commodities markets by investing up to 25% of its total assets in a wholly-owned subsidiary of the Underlying Portfolio organized as a company under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary has the same investment objective as the Underlying Portfolio and is advised by Transamerica Asset Management, Inc. and sub-advised by BlackRock. The Subsidiary, unlike the Underlying Portfolio, may invest without limitation in commodities, commodity index-linked securities (including leveraged and unleveraged structured notes) and other commodity-linked securities and derivative instruments, such as options, swaps and futures that provide exposure to the performance of commodities or the commodities markets. The Subsidiary may also hold cash and invest in other instruments, including fixed income instruments, either as investments or to serve as margin or collateral for its derivative positions. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is not subject to the investor protections of the 1940 Act. However, the Subsidiary complies with asset segregation requirements to the same extent as the Underlying Portfolio.
The Underlying Portfolio, directly and/or through the Subsidiary, may gain commodities exposure through the use of swaps and other derivative instruments. The use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary Underlying Portfolio securities transactions.
The portfolio seeks to manage return volatility by employing a managed risk strategy. The portfolio’s managed risk strategy seeks to stabilize the volatility of the portfolio around a target volatility level. Managing to the portfolio’s volatility target is expected to, on average over time, result in approximately 50% equity-related exposure and approximately 50% fixed income exposure. Managing to the target volatility level may, at times, result in the portfolio’s exposures varying significantly from this asset mix goal. The portfolio will, directly or indirectly, invest at least 25% of its assets in fixed income senior securities. The sub-adviser may use derivative instruments to accomplish this goal, which may include: equity futures contracts, treasury futures contracts, currency futures contracts, and other derivative instruments judged by the sub-adviser to be necessary to achieve the goals of the managed risk strategy. The sub-adviser may also buy or sell derivative instruments based on one or more market indices in an attempt to maintain the portfolio’s volatility at the targeted level in an environment in which the sub-adviser expects market volatility to decrease or increase, respectively. The sub-adviser selects individual derivative instruments that it believes will have prices that are highly correlated to the Underlying Portfolio’s positions. The sub-adviser adjusts derivative instruments to manage overall net portfolio risk exposure, in an attempt to stabilize the volatility of the portfolio around a predetermined target level and reduce the potential for portfolio losses during periods of significant market declines. The sub-adviser seeks to monitor and forecast volatility in the markets using a proprietary model, and adjust the portfolio’s derivative instruments accordingly. In addition, the sub-adviser will monitor liquidity levels of relevant derivative instruments and transparency provided by exchanges or the counterparties in derivatives transactions.
The sub-adviser adjusts derivatives positions to manage overall net portfolio risk exposure. The sub-adviser may, during periods of rising security prices, implement strategies in an attempt to preserve gains on the portfolio’s positions. The sub-adviser may, during periods of falling security prices, implement additional strategies in an effort to reduce losses in adverse market conditions. In these situations, the sub-adviser’s activity could significantly reduce the portfolio’s net economic exposure to equity securities. Following market declines, a downside rebalancing strategy may be used to decrease the amount of derivative instruments used to hedge the portfolio. The sub-adviser also adjusts derivative instruments to realign individual positions when the portfolio's asset allocation profile is rebalanced. The target volatility level will be set from time to time by the investment manager and sub-adviser and may be adjusted if deemed advisable in the judgment of the investment manager and sub-adviser.
Depending on market conditions, scenarios may occur where the portfolio has no positions in any derivative instruments.
The portfolio is non-diversified, which allows it to invest a greater percentage of its assets in any one issuer than would otherwise be the case.
Principal Risks: Risk is inherent in all investing. Many factors affect the portfolio's performance. There is no assurance the portfolio will meet its investment objective. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio may take temporary defensive positions; in such a case, the portfolio will not be pursuing its principal investment strategies. The portfolio, through its investments in the Underlying Portfolio, is subject to the risks of the Underlying Portfolio. The following is a summary description of principal risks (in alphabetical order) of investing in the portfolio (either directly or through its investments in the Underlying Portfolio). You may lose money if you invest in this portfolio.
CFTC Regulation – The Investment Manager has registered as a “commodity pool operator” under the Commodity Exchange Act with respect to its service as investment manager to the portfolio. The Investment Manager is therefore subject to dual regulation by the SEC and the Commodity Futures Trading Commission (“CFTC”), and is a member of the National Futures Association and is also subject to its rules. Regulation of commodity investing continues to change, and additional compliance and other expenses may be incurred.
Commodities and Commodity-Related Securities – To the extent the portfolio invests in commodities or instruments whose performance is linked to the price of an underlying commodity or commodity index, the portfolio will be subject to the risks of investing in commodities, including regulatory, economic and political developments, weather events and natural disasters and market disruptions. The portfolio's investment exposure to the commodities markets may subject the portfolio to greater volatility than investments in more traditional securities, such as stocks and bonds. Commodities and commodity-linked investments may be less liquid than other investments. Commodity-linked investments are subject to the credit risks associated with the issuer, and their values may decline substantially if the issuer's creditworthiness deteriorates.
Convertible Securities – Convertible securities share investment characteristics of both fixed income and equity securities. The value of these securities may vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also may be less volatile than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Currency Hedging – The portfolio may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a portfolio may be worse off than if it had not used a hedging strategy or instrument.
Derivatives – Using derivatives exposes the portfolio to additional risks and can increase portfolio losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the portfolio. Using derivatives may have a leveraging effect, increase portfolio volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the portfolio than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Portfolio—More on Principal

Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the portfolio. If the proposed rule, or a different rule, takes effect, it could limit the ability of the portfolio to invest in derivatives.
Distressed or Defaulted Securities – Investments in defaulted securities and obligations of distressed issuers, including securities that are, or may be, involved in reorganizations or other financial restructurings, either out of court or in bankruptcy, involve substantial risks and are considered speculative. The portfolio may suffer significant losses if the reorganization or restructuring is not completed as anticipated. The portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. Repayment of defaulted securities and obligations of distressed issuers is subject to significant uncertainties.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. If the portfolio holds equity securities in a company that becomes insolvent, the portfolio’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the portfolio’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the portfolio fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the portfolio faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Hedging – The portfolio may buy and sell futures contracts, put and call options, and forward contracts as a hedge. Some hedging strategies could hedge the portfolio’s portfolio against price fluctuations. Other hedging strategies would tend to increase the portfolio’s exposure to the securities market. Forward contracts could be used to try to manage foreign currency risks on the portfolio’s foreign investments. The portfolio’s hedging strategies may not work as intended, and the portfolio may be in a less favorable position than if it had not used a hedging instrument.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the Underlying Portfolio adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The portfolio faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the portfolio may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the portfolio.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the portfolio, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the portfolio. The portfolio also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the portfolio to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss. The portfolio may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, the portfolio could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan. Junior loans, which have a lower place in the borrower’s capital structure than senior loans and may be unsecured, involve a higher degree of overall risk than senior loans of the same borrower. The portfolio's investments in loans are also subject to prepayment or call risk. Loans may have settlement periods in excess of seven days. Failure to receive sales proceeds on a timely basis may constrain the portfolio's ability to meet its obligations (including obligations to redeeming shareholders).
Managed Risk Strategy– The portfolio employs a managed risk strategy. The strategy attempts to stabilize the volatility of the portfolio around a target volatility level and manage downside exposure during periods of significant market declines but may not work as intended. Because market conditions change, sometimes rapidly and unpredictably, the success of the strategy also will be subject to the sub-adviser’s ability to implement the strategy in a timely and efficient manner. The strategy may result in periods of underperformance, may limit the portfolio’s ability to participate in rising markets and may increase transaction costs at the portfolio and/or Underlying Portfolio level. Managing the portfolio pursuant to the strategy may result in the portfolio not achieving its stated asset mix goal due to unforeseen or unanticipated market conditions. The strategy also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The strategy also may have the effect of limiting the amount of guaranteed benefits. The portfolio’s performance may be lower than similar portfolios that are not subject to a managed risk strategy.
Management – The portfolio is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The portfolio may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The portfolio’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the portfolio’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the portfolio. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the portfolio fall, the value of your investment will go down. The portfolio may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the portfolio invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio's investments may be negatively affected.
Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the portfolio.
Money Market Funds – An investment in a money market fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although money market funds generally seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in a money market fund.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the portfolio may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Non-Diversification – The portfolio is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the portfolio invests its assets in a smaller number of issuers, the portfolio will be more susceptible to negative events affecting those issuers than a diversified fund.
Precious Metals-Related Securities – Investments in precious metals-related securities are considered speculative and are affected by a variety of worldwide economic, financial and political factors. Prices of precious metals and of precious metals-related securities historically have been very volatile. The high volatility of precious metals prices may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The portfolio may also lose any premium it paid on prepaid securities.
Real Estate Securities – Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in operating expenses, property taxes or interest rates.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.
Short Sales – A short sale may be effected by selling a security that the portfolio does not own. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The portfolio may also pay transaction costs and borrowing fees in connection with short sales.
Small and Medium Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Structured Instruments – The portfolio may invest in, or have exposure to, various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued. Structured instruments may behave in ways not anticipated by the portfolio, or they may not receive tax, accounting or regulatory treatment anticipated by the portfolio.
Subsidiary – By investing in the Subsidiary, the Underlying Portfolio will be indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments that will be held by the Subsidiary are generally similar to those that are permitted to be held by the Underlying Portfolio and will be subject to the same risks that apply to similar investments if held directly by the Underlying Portfolio. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act, and, unless otherwise noted in this prospectus, is not subject to the investor protections of the Investment Company Act. Although certain regulated investment companies received private letter rulings from the Internal Revenue Service (“IRS”) with respect to their investment in entities similar to the Subsidiary, the Underlying Portfolio has not received such a ruling. The IRS is no longer issuing private letter rulings on structures of this kind. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the portfolio and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the portfolio.
Tax – The Underlying Portfolio may seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in the Subsidiary. Under proposed Treasury regulations, certain income derived by a regulated investment company from a foreign wholly-owned subsidiary, such as the Subsidiary, that invests in commodities and commodity-linked derivatives would generally constitute “qualifying income” for purposes of the source-of-income restrictions applicable to regulated investment companies, only to the extent the wholly-owned subsidiary makes distributions to the regulated investment company. If the proposed Treasury regulations are finalized in their current form, the Subsidiary intends to make all necessary distributions such that the Underlying Portfolio’s income derived from the Subsidiary will constitute “qualifying income.” The tax treatment of commodity-linked notes, other commodity-linked derivatives and the Underlying Portfolio’s investments in the Subsidiary may be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS that could, among other things, affect the character, timing and/or amount of the portfolio’s taxable income or gains and of distributions made by the portfolio.
Underlying Portfolio – Because the portfolio invests its assets in the Underlying Portfolio, its ability to achieve its investment objective depends largely on the performance of the Underlying Portfolio in which it invests. The Underlying Portfolio in which the portfolio may invest has its own investment risks, and those risks can affect the value of the Underlying Portfolio’s shares and therefore the value of the portfolio’s investments. There can be no assurance that the investment objective of the Underlying Portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the Underlying Portfolio in which it invests.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Warrants and Rights –Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company, and cease to have value if not exercised prior to the expiration date.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamericaseriestrust.com/content/Performance.aspx or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Service Class
	Quarter Ended	Return
Best Quarter:	3/31/2017	3.96%
Worst Quarter:	9/30/2015	-6.12%
The Transamerica BlackRock Global Allocation Managed Risk – Balanced VP Blended Benchmark consists of the following: S&P 500®, 30%; FTSE World Index ex-U.S., 20%; ICE BofAML Current 5-Year U.S. Treasury Index, 30% and Citigroup Non-U.S. Dollar World Government Bond Index, 20%.

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	Since Inception	Inception Date
Service Class	12.51%	2.57%	11/10/2014
FTSE World Index (reflects no deduction for fees, expenses or taxes)	24.08%	9.55%
Transamerica BlackRock Global Allocation Managed Risk – Balanced VP Blended Benchmark (reflects no deduction for fees, expenses or taxes)	13.75%	5.65%
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Milliman Financial Risk Management LLC Portfolio Manager:
Adam Schenck, CFA	Portfolio Manager	since 2014
Maria Schiopu	Portfolio Manager	since 2018
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2019. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
The portfolio does not currently offer Initial Class shares.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica BlackRock Global Allocation Managed Risk - Growth VP

Investment Objective: Seeks to provide capital appreciation and income while seeking to manage volatility.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio  shares, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.
Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.30%	0.30%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.04%	0.05%
Recaptured expenses	0.00%	0.01%
All other expenses	0.04%	0.04%
Acquired fund fees and expenses	0.77%	0.77%
Total annual fund operating expenses[1]	1.11%	1.37%
1	Total annual fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$113	$353	$612	$1,352
Service Class	$139	$434	$750	$1,646
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the portfolio’s performance.

During the most recent fiscal year, the portfolio turnover rate for the portfolio was 4% of the average value of its portfolio. Derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the portfolio's turnover rate.
Principal Investment Strategies: The portfolio’s sub-adviser, Milliman Financial Risk Management LLC (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of the portfolio’s net assets (plus the amount of borrowings, if any, for investment purposes) in Transamerica BlackRock Global Allocation VP (the “Underlying Portfolio”). The portfolio employs a risk management strategy in an effort to manage return volatility.
Under normal circumstances, the Underlying Portfolio’s sub-adviser, BlackRock Investment Management, LLC (“BlackRock”), through a fully managed investment policy, utilizes United States and foreign equity securities, debt and money market securities, the combination of which may be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. The Underlying Portfolio will invest its assets in issuers that are located in a number of countries throughout the world. There is no limit on the percentage of assets the Underlying Portfolio can invest in a particular type of asset class. The Underlying Portfolio generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. Except as described below, the Underlying Portfolio has no geographic limits on where its investments may be located. This flexibility allows BlackRock to look for investments in markets around the world that it believes will provide the best relative asset allocation to meet the Underlying Portfolio’s objective. The Underlying Portfolio seeks high total investment return as its investment objective (total investment return is the combination of capital appreciation and investment income). The primary benchmark of the Underlying Portfolio is the FTSE World Index.
The Underlying Portfolio uses its investment flexibility to create a portfolio of assets that, over time, tends to be relatively balanced between equity and debt securities and that is widely diversified among many individual investments. At any given time, however, the Underlying Portfolio may emphasize either debt securities or equity securities. The Underlying Portfolio may also, from time to time, identify certain real assets, such as real estate or precious metals, that BlackRock believes will increase in value because of economic trends and cycles or political or other events. The Underlying Portfolio may invest a portion of its assets in securities related to those real assets such as stock, fixed-income securities or convertible securities issued by real estate investment trusts (“REITs”) or companies that mine precious metals. The Underlying Portfolio may invest directly in REITs, including equity REITs, mortgage REITs and hybrid REITs. The Underlying Portfolio can invest in all types of equity securities, including common stock, preferred stock, securities convertible into common stock, warrants and stock purchase rights of companies of any market capitalization. In selecting stocks and other securities that are convertible into stocks, BlackRock typically emphasizes stocks that it believes are undervalued. The Underlying Portfolio may also seek to invest in the stock of smaller or emerging growth companies that it expects will provide a higher total return than other equity investments. Investing in smaller or emerging growth companies involves greater risk than investing in more established companies.
The Underlying Portfolio can invest in all types of debt securities of varying maturities, including U.S. and foreign government bonds, corporate bonds and convertible bonds, mortgage and asset-backed securities, bank loans, and securities issued or guaranteed by certain international organizations such as the World Bank. The Underlying Portfolio may invest up to 35% of its total assets in “junk” bonds, corporate loans and distressed securities.
The Underlying Portfolio may engage in short sales. The Underlying Portfolio may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Underlying Portfolio does not own declines in value. The Underlying Portfolio will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 20% of the value of its total assets. The Underlying Portfolio may also make short sales “against the box” without being subject to this limitation.
The Underlying Portfolio will invest in distressed securities when BlackRock believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. The Underlying Portfolio may use derivatives, including options, futures, indexed securities, inverse securities, swaps and forward contracts. Principally, derivatives are used to efficiently implement asset allocation views and/or to protect or enhance the value of specific portfolio assets. In addition, BlackRock adheres to all firm-wide policies and regulatory guidelines regarding the segregation of liquid assets.
The Underlying Portfolio may use derivatives to seek to increase the return of the Underlying Portfolio and to hedge (or protect) the value of its assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets. The Underlying Portfolio may invest in securities that provide a return based on fluctuations in a stock or other financial index. For example, the Underlying Portfolio may invest in a security that increases in value with the price of a particular securities index. In some cases, the return on the security may be inversely related to the price of the index. The Underlying Portfolio may invest in U.S. and foreign cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments.
The Underlying Portfolio may also gain exposure to the commodities markets by investing up to 25% of its total assets in a wholly-owned subsidiary of the Underlying Portfolio organized as a company under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary has the same investment objective as the Underlying Portfolio and is advised by Transamerica Asset Management, Inc. and sub-advised by BlackRock. The Subsidiary, unlike the Underlying Portfolio, may invest without limitation in commodities, commodity index-linked securities (including leveraged and unleveraged structured notes) and other commodity-linked securities and derivative instruments, such as options, swaps and futures that provide exposure to the performance of commodities or the commodities markets. The Subsidiary may also hold cash and invest in other instruments, including fixed income instruments, either as investments or to serve as margin or collateral for its derivative positions. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is not subject to the investor protections of the 1940 Act. However, the Subsidiary complies with asset segregation requirements to the same extent as the Underlying Portfolio.
The Underlying Portfolio, directly and/or through the Subsidiary, may gain commodities exposure through the use of swaps and other derivative instruments. The use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary Underlying Portfolio securities transactions.
The portfolio seeks to manage return volatility by employing a managed risk strategy. The portfolio’s managed risk strategy seeks to stabilize the volatility of the portfolio around a target volatility level. Managing to the portfolio’s volatility target is expected to, on average over time, result in approximately 70% equity-related exposure and approximately 30% fixed income exposure. Managing to the target volatility level may, at times, result in the portfolio’s exposures varying significantly from this asset mix goal. The sub-adviser may use derivative instruments to accomplish this goal, which may include: equity futures contracts, treasury futures contracts, currency futures contracts, and other derivative instruments judged by the sub-adviser to be necessary to achieve the goals of the managed risk strategy. The sub-adviser may also buy or sell derivative instruments based on one or more market indices in an attempt to maintain the portfolio’s volatility at the targeted level in an environment in which the sub-adviser expects market volatility to decrease or increase, respectively. The sub-adviser selects individual derivative instruments that it believes will have prices that are highly correlated to the Underlying Portfolio’s positions. The sub-adviser adjusts derivative instruments to manage overall net portfolio risk exposure, in an attempt to stabilize the volatility of the portfolio around a predetermined target level and reduce the potential for portfolio losses during periods of significant market declines. The sub-adviser may, in certain circumstances, purchase equity futures contracts to increase the portfolio’s equity-related exposure. The sub-adviser seeks to monitor and forecast volatility in the markets using a proprietary model, and adjust the portfolio’s derivative instruments accordingly. In addition, the sub-adviser will monitor liquidity levels of relevant derivative instruments and transparency provided by exchanges or the counterparties in derivatives transactions.
The sub-adviser adjusts derivatives positions to manage overall net portfolio risk exposure. The sub-adviser may, during periods of rising security prices, implement strategies in an attempt to preserve gains on the portfolio’s positions. The sub-adviser may, during periods of falling security prices, implement additional strategies in an effort to reduce losses in adverse market conditions. In these situations, the sub-adviser’s activity could significantly reduce the portfolio’s net economic exposure to equity securities. Following market declines, a downside rebalancing strategy may be used to decrease the amount of derivative instruments used to hedge the portfolio. The sub-adviser also adjusts derivative instruments to realign individual positions when the portfolio's asset allocation profile is rebalanced. The sub-adviser may purchase equity futures to increase the portfolio’s equity exposure. The target volatility level will be set from time to time by the investment manager and sub-adviser and may be adjusted if deemed advisable in the judgment of the investment manager and sub-adviser.
Depending on market conditions, scenarios may occur where the portfolio has no positions in any derivative instruments.
The portfolio is non-diversified, which allows it to invest a greater percentage of its assets in any one issuer than would otherwise be the case.
Principal Risks: Risk is inherent in all investing. Many factors affect the portfolio's performance. There is no assurance the portfolio will meet its investment objective. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio may take temporary defensive positions; in such a case, the portfolio will not be pursuing its principal investment strategies. The portfolio, through its investments in the Underlying Portfolio, is subject to the risks of the Underlying Portfolio. The following is a summary description of principal risks (in alphabetical order) of investing in the portfolio (either directly or through its investments in the Underlying Portfolio). You may lose money if you invest in this portfolio.
CFTC Regulation – The Investment Manager has registered as a “commodity pool operator” under the Commodity Exchange Act with respect to its service as investment manager to the portfolio. The Investment Manager is therefore subject to dual regulation by the SEC and the Commodity Futures Trading Commission (“CFTC”), and is a member of the National Futures Association and is also subject to its rules. Regulation of commodity investing continues to change, and additional compliance and other expenses may be incurred.
Commodities and Commodity-Related Securities – To the extent the portfolio invests in commodities or instruments whose performance is linked to the price of an underlying commodity or commodity index, the portfolio will be subject to the risks of investing in commodities, including regulatory, economic and political developments, weather events and natural disasters and market disruptions. The portfolio's investment exposure to the commodities markets may subject the portfolio to greater volatility than investments in more traditional securities, such as stocks and bonds. Commodities and commodity-linked investments may be less liquid than other investments. Commodity-linked investments are subject to the credit risks associated with the issuer, and their values may decline substantially if the issuer's creditworthiness deteriorates.
Convertible Securities – Convertible securities share investment characteristics of both fixed income and equity securities. The value of these securities may vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also may be less volatile than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Currency Hedging – The portfolio may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a portfolio may be worse off than if it had not used a hedging strategy or instrument.
Derivatives – Using derivatives exposes the portfolio to additional risks and can increase portfolio losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the portfolio. Using derivatives may have a leveraging effect, increase portfolio volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the portfolio than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Portfolio—More on Principal

Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the portfolio. If the proposed rule, or a different rule, takes effect, it could limit the ability of the portfolio to invest in derivatives.
Distressed or Defaulted Securities – Investments in defaulted securities and obligations of distressed issuers, including securities that are, or may be, involved in reorganizations or other financial restructurings, either out of court or in bankruptcy, involve substantial risks and are considered speculative. The portfolio may suffer significant losses if the reorganization or restructuring is not completed as anticipated. The portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. Repayment of defaulted securities and obligations of distressed issuers is subject to significant uncertainties.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. If the portfolio holds equity securities in a company that becomes insolvent, the portfolio’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the portfolio’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the portfolio fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the portfolio faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Hedging – The portfolio may buy and sell futures contracts, put and call options, and forward contracts as a hedge. Some hedging strategies could hedge the portfolio’s portfolio against price fluctuations. Other hedging strategies would tend to increase the portfolio’s exposure to the securities market. Forward contracts could be used to try to manage foreign currency risks on the portfolio’s foreign investments. The portfolio’s hedging strategies may not work as intended, and the portfolio may be in a less favorable position than if it had not used a hedging instrument.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the Underlying Portfolio adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The portfolio faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the portfolio may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the portfolio.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the portfolio, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the portfolio. The portfolio also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the portfolio to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss. The portfolio may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, the portfolio could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan. Junior loans, which have a lower place in the borrower’s capital structure than senior loans and may be unsecured, involve a higher degree of overall risk than senior loans of the same borrower. The portfolio's investments in loans are also subject to prepayment or call risk. Loans may have settlement periods in excess of seven days. Failure to receive sales proceeds on a timely basis may constrain the portfolio's ability to meet its obligations (including obligations to redeeming shareholders).
Managed Risk Strategy– The portfolio employs a managed risk strategy. The strategy attempts to stabilize the volatility of the portfolio around a target volatility level and manage downside exposure during periods of significant market declines but may not work as intended. Because market conditions change, sometimes rapidly and unpredictably, the success of the strategy also will be subject to the sub-adviser’s ability to implement the strategy in a timely and efficient manner. The strategy may result in periods of underperformance, may limit the portfolio’s ability to participate in rising markets and may increase transaction costs at the portfolio and/or Underlying Portfolio level. Managing the portfolio pursuant to the strategy may result in the portfolio not achieving its stated asset mix goal due to unforeseen or unanticipated market conditions. The strategy also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The strategy also may have the effect of limiting the amount of guaranteed benefits. The portfolio’s performance may be lower than similar portfolios that are not subject to a managed risk strategy.
Management – The portfolio is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The portfolio may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The portfolio’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the portfolio’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the portfolio. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the portfolio fall, the value of your investment will go down. The portfolio may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the portfolio invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio's investments may be negatively affected.
Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the portfolio.
Money Market Funds – An investment in a money market fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although money market funds generally seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in a money market fund.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the portfolio may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Non-Diversification – The portfolio is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the portfolio invests its assets in a smaller number of issuers, the portfolio will be more susceptible to negative events affecting those issuers than a diversified fund.
Precious Metals-Related Securities – Investments in precious metals-related securities are considered speculative and are affected by a variety of worldwide economic, financial and political factors. Prices of precious metals and of precious metals-related securities historically have been very volatile. The high volatility of precious metals prices may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The portfolio may also lose any premium it paid on prepaid securities.
Real Estate Securities – Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in operating expenses, property taxes or interest rates.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.
Short Sales – A short sale may be effected by selling a security that the portfolio does not own. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The portfolio may also pay transaction costs and borrowing fees in connection with short sales.
Small and Medium Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Structured Instruments – The portfolio may invest in, or have exposure to, various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued. Structured instruments may behave in ways not anticipated by the portfolio, or they may not receive tax, accounting or regulatory treatment anticipated by the portfolio.
Subsidiary – By investing in the Subsidiary, the Underlying Portfolio will be indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments that will be held by the Subsidiary are generally similar to those that are permitted to be held by the Underlying Portfolio and will be subject to the same risks that apply to similar investments if held directly by the Underlying Portfolio. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act, and, unless otherwise noted in this prospectus, is not subject to the investor protections of the Investment Company Act. Although certain regulated investment companies received private letter rulings from the Internal Revenue Service (“IRS”) with respect to their investment in entities similar to the Subsidiary, the Underlying Portfolio has not received such a ruling. The IRS is no longer issuing private letter rulings on structures of this kind. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the portfolio and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the portfolio.
Tax – The Underlying Portfolio may seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in the Subsidiary. Under proposed Treasury regulations, certain income derived by a regulated investment company from a foreign wholly-owned subsidiary, such as the Subsidiary, that invests in commodities and commodity-linked derivatives would generally constitute “qualifying income” for purposes of the source-of-income restrictions applicable to regulated investment companies, only to the extent the wholly-owned subsidiary makes distributions to the regulated investment company. If the proposed Treasury regulations are finalized in their current form, the Subsidiary intends to make all necessary distributions such that the Underlying Portfolio’s income derived from the Subsidiary will constitute “qualifying income.” The tax treatment of commodity-linked notes, other commodity-linked derivatives and the Underlying Portfolio’s investments in the Subsidiary may be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS that could, among other things, affect the character, timing and/or amount of the portfolio’s taxable income or gains and of distributions made by the portfolio.
Underlying Portfolio – Because the portfolio invests its assets in the Underlying Portfolio, its ability to achieve its investment objective depends largely on the performance of the Underlying Portfolio in which it invests. The Underlying Portfolio in which the portfolio may invest has its own investment risks, and those risks can affect the value of the Underlying Portfolio’s shares and therefore the value of the portfolio’s investments. There can be no assurance that the investment objective of the Underlying Portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the Underlying Portfolio in which it invests.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Warrants and Rights –Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company, and cease to have value if not exercised prior to the expiration date.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamericaseriestrust.com/content/Performance.aspx or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Service Class
	Quarter Ended	Return
Best Quarter:	3/31/2017	5.43%
Worst Quarter:	9/30/2015	-7.36%
The Transamerica BlackRock Global Allocation Managed Risk – Growth VP Blended Benchmark consists of the following: S&P 500®, 42%; FTSE World Index ex-U.S., 28%; ICE BofAML Current 5-Year U.S. Treasury Index, 18% and Citigroup Non-U.S. Dollar World Government Bond Index, 12%.

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	Since Inception	Inception Date
Service Class	17.87%	3.22%	11/10/2014
FTSE World Index (reflects no deduction for fees, expenses or taxes)	24.08%	9.55%
Transamerica BlackRock Global Allocation Managed Risk – Growth VP Blended Benchmark (reflects no deduction for fees, expenses or taxes)	17.66%	7.36%
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Milliman Financial Risk Management LLC Portfolio Manager:
Adam Schenck, CFA	Portfolio Manager	since 2014
Maria Schiopu	Portfolio Manager	since 2018
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2019. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
The portfolio does not currently offer Initial Class shares.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica BlackRock Smart Beta 50 VP

Investment Objective: Seeks long-term capital appreciation and capital preservation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio  shares, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.
Shareholder Fees (fees paid directly from your investment)
Class:	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.30%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.06%
Acquired fund fees and expenses	0.11%
Total annual fund operating expenses[1]	0.72%
Fee waiver and/or expense reimbursement[2]	0.05%
Total annual fund operating expenses after fee waiver and/or expense reimbursement[1]	0.67%
1	Total annual fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.
2	Contractual arrangements have been made with the portfolio’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through May 1, 2019 to waive fees and/or reimburse portfolio expenses to the extent that the total annual fund operating expenses exceed 0.56% for Service Class shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the portfolio’s business. These arrangements cannot be terminated prior to May 1, 2019 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the portfolio, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect. TAM has also contractually agreed to waive 0.05% of its management fee through May 1, 2019.
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Service Class	$68	$225	$396	$890
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 9% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the portfolio’s sub-adviser, BlackRock Investment Management, LLC, seeks to achieve the portfolio’s objective by allocating substantially all of the portfolio’s assets to a mix of exchange-traded funds (“ETFs”) advised by an affiliate of the sub-adviser. The portfolio will normally emphasize investments in ETFs that pursue smart beta strategies that are designed to provide consistent exposure to systematic factors such as value, momentum, quality and size. Smart beta strategies focus on one or more of these systematic factors and seek to capture broad, consistent drivers of return which cannot be isolated through traditional index strategies alone.
The portfolio normally targets an allocation of approximately 50% of its net assets to equity ETFs. Generally, the portfolio’s strategic asset allocation over the long term is expected to be as follows: approximately 37.5% of the portfolio’s net assets in U.S. equity ETFs, approximately 12.5% of the portfolio’s net assets in international equity ETFs, and approximately 50% of the portfolio’s net assets in fixed income ETFs. Typically, the portfolio is rebalanced to these strategic targets on a quarterly basis.
Principal Risks: Risk is inherent in all investing. Many factors affect the portfolio's performance. There is no assurance the portfolio will meet its investment objective. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio may take temporary defensive positions; in such a case, the portfolio will not be pursuing its principal investment strategies. The portfolio, through its investments in underlying portfolios, is subject to the risks of underlying portfolios. The following is a summary description of principal risks (in alphabetical order) of investing in the portfolio (either directly or through its investments in underlying portfolios). You may lose money if you invest in this portfolio.
Asset Allocation – The sub-adviser allocates the portfolio's assets among various asset classes and underlying ETFs. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses, and may cause the portfolio to underperform.

Asset Class Variation – The underlying ETFs invest principally in the securities constituting their asset class (i.e., equity or fixed income). However, an underlying ETF may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying ETFs at any given time, and the percentage of the portfolio's assets invested in various underlying ETFs, the portfolio's actual exposure to the securities in a particular asset class may vary substantially from its target allocation for that asset class.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. If the portfolio holds equity securities in a company that becomes insolvent, the portfolio’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the portfolio’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the portfolio fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the portfolio faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The portfolio faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the portfolio may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the portfolio.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the portfolio to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss. The portfolio may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The portfolio is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The portfolio may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The portfolio’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the portfolio’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the portfolio. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the portfolio fall, the value of your investment will go down. The portfolio may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the portfolio invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio's investments may be negatively affected.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The portfolio may also lose any premium it paid on prepaid securities.
Small and Medium Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Smart Beta Investing– Smart beta strategies seek to capture broad, consistent drivers of return and to out-perform traditional index strategies. These strategies may not work as intended. An underlying ETF pursuing a smart beta strategy may not achieve its objective and may not perform as well as other funds using other asset management strategies.
Underlying Exchange Traded Funds – Because the portfolio invests its assets in underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the portfolio to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the portfolio invests more of its assets in one underlying ETF than in another, the portfolio will have greater exposure to the risks of that underlying ETF. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of fixed-income securities. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to certain risks that do not apply to conventional funds, including: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally, or trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile; or (v) a limited number of institutions may act as authorized participants to create or redeem block-sized units of ETF shares. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the portfolio's shares could also be substantially and adversely affected.
U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows the portfolio’s performance for the past calendar year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
Absent any applicable fee waivers and/or expense limitations, performance would be lower. Index returns are since inception of the class.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamericaseriestrust.com/content/Performance.aspx or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Service Class
	Quarter Ended	Return
Best Quarter:	3/31/2017	3.60%
Worst Quarter:	9/30/2017	2.52%
The Transamerica BlackRock Smart Beta 50 VP Blended Benchmark consists of the following: MSCI USA Index, 38%; MSCI All Country World Index ex-U.S., 12%; and Bloomberg Barclays US Aggregate Bond Index, 50%.

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	Since Inception	Inception Date
Service Class	12.85%	8.62%	03/21/2016
Dow Jones Moderate Portfolio Index (reflects no deduction for fees, expenses or taxes)	15.15%	11.66%
Transamerica BlackRock Smart Beta 50 VP Blended Benchmark (reflects no deduction for fees, expenses or taxes)	12.73%	9.77%
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: BlackRock Investment Management, LLC Portfolio Managers:
Alan Mason	Portfolio Manager	since 2016
Amy Whitelaw	Portfolio Manager	since 2016
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio does not currently offer Initial Class shares.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica BlackRock Smart Beta 75 VP

Investment Objective: Seeks long-term capital appreciation with capital preservation as a secondary objective.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio  shares, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.
Shareholder Fees (fees paid directly from your investment)
Class:	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.30%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.12%
Acquired fund fees and expenses	0.14%
Total annual fund operating expenses[1]	0.81%
Fee waiver and/or expense reimbursement[2]	0.11%
Total annual fund operating expenses after fee waiver and/or expense reimbursement[1]	0.70%
1	Total annual fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.
2	Contractual arrangements have been made with the portfolio’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through May 1, 2019 to waive fees and/or reimburse portfolio expenses to the extent that the total annual fund operating expenses exceed 0.56% for Service Class shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the portfolio’s business. These arrangements cannot be terminated prior to May 1, 2019 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the portfolio, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect. TAM has also contractually agreed to waive 0.05% of its management fee through May 1, 2019.
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Service Class	$72	$248	$439	$991
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 10% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the portfolio’s sub-adviser, BlackRock Investment Management, LLC, seeks to achieve the portfolio’s objective by allocating substantially all of the portfolio’s assets to a mix of exchange-traded funds (“ETFs”) advised by an affiliate of the sub-adviser. The portfolio will normally emphasize investments in ETFs that pursue smart beta strategies that are designed to provide consistent exposure to systematic factors such as value, momentum, quality and size. Smart beta strategies focus on one or more of these systematic factors and seek to capture broad, consistent drivers of return which cannot be isolated through traditional index strategies alone.
The portfolio normally targets an allocation of approximately 75% of its net assets to equity ETFs. Generally, the portfolio’s strategic asset allocation over the long term is expected to be as follows: approximately 56.25% of the portfolio’s net assets in U.S. equity ETFs, approximately 18.75% of the portfolio’s net assets in international equity ETFs, and approximately 25% of the portfolio’s net assets in fixed income ETFs. Typically, the portfolio is rebalanced to these strategic targets on a quarterly basis.
Principal Risks: Risk is inherent in all investing. Many factors affect the portfolio's performance. There is no assurance the portfolio will meet its investment objective. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio may take temporary defensive positions; in such a case, the portfolio will not be pursuing its principal investment strategies. The portfolio, through its investments in underlying portfolios, is subject to the risks of underlying portfolios. The following is a summary description of principal risks (in alphabetical order) of investing in the portfolio (either directly or through its investments in underlying portfolios). You may lose money if you invest in this portfolio.
Asset Allocation – The sub-adviser allocates the portfolio's assets among various asset classes and underlying ETFs. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses, and may cause the portfolio to underperform.

Asset Class Variation – The underlying ETFs invest principally in the securities constituting their asset class (i.e., equity or fixed income). However, an underlying ETF may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying ETFs at any given time, and the percentage of the portfolio's assets invested in various underlying ETFs, the portfolio's actual exposure to the securities in a particular asset class may vary substantially from its target allocation for that asset class.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. If the portfolio holds equity securities in a company that becomes insolvent, the portfolio’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the portfolio’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the portfolio fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the portfolio faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The portfolio faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the portfolio may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the portfolio.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the portfolio to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss. The portfolio may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The portfolio is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The portfolio may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The portfolio’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the portfolio’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the portfolio. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the portfolio fall, the value of your investment will go down. The portfolio may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the portfolio invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio's investments may be negatively affected.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The portfolio may also lose any premium it paid on prepaid securities.
Small and Medium Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Smart Beta Investing– Smart beta strategies seek to capture broad, consistent drivers of return and to out-perform traditional index strategies. These strategies may not work as intended. An underlying ETF pursuing a smart beta strategy may not achieve its objective and may not perform as well as other funds using other asset management strategies.
Underlying Exchange Traded Funds – Because the portfolio invests its assets in underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the portfolio to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the portfolio invests more of its assets in one underlying ETF than in another, the portfolio will have greater exposure to the risks of that underlying ETF. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of fixed-income securities. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to certain risks that do not apply to conventional funds, including: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally, or trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile; or (v) a limited number of institutions may act as authorized participants to create or redeem block-sized units of ETF shares. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the portfolio's shares could also be substantially and adversely affected.
U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows the portfolio’s performance for the past calendar year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
Absent any applicable fee waivers and/or expense limitations, performance would be lower. Index returns are since inception of the class.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamericaseriestrust.com/content/Performance.aspx or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Service Class
	Quarter Ended	Return
Best Quarter:	3/31/2017	5.13%
Worst Quarter:	9/30/2017	3.42%
The Transamerica BlackRock Smart Beta 75 VP Blended Benchmark consists of the following: MSCI USA Index, 56%; MSCI All Country World Index ex-U.S., 19%; and Bloomberg Barclays US Aggregate Bond Index, 25%.

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	Since Inception	Inception Date
Service Class	17.96%	11.78%	03/21/2016
Dow Jones Moderately Aggressive Portfolio Index (reflects no deduction for fees, expenses or taxes)	19.08%	15.32%
Transamerica BlackRock Smart Beta 75 VP Blended Benchmark (reflects no deduction for fees, expenses or taxes)	17.65%	13.77%
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: BlackRock Investment Management, LLC Portfolio Managers:
Alan Mason	Portfolio Manager	since 2016
Amy Whitelaw	Portfolio Manager	since 2016

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio does not currently offer Initial Class shares.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica BlackRock Tactical Allocation VP

Investment Objective: Seeks capital appreciation with current income as a secondary objective.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio  shares, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.
Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.12%	0.12%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.02%	0.02%
Acquired fund fees and expenses	0.66%	0.66%
Total annual fund operating expenses[1]	0.80%	1.05%
1	Total annual fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$ 82	$255	$444	$ 990
Service Class	$107	$334	$579	$1,283
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 15% of the average value of its portfolio.
Principal Investment Strategies: The portfolio seeks to achieve this objective by investing its assets in a combination of underlying Transamerica funds (the “underlying portfolios”).
Under normal market conditions, the portfolio’s investments in domestic and international equity funds will vary between 40% and 90% of the portfolio’s net assets, with the remaining portion invested in domestic and international fixed-income funds, which may include money market funds. Equity exposure increases with higher 10-year swap rates and lower implied volatility. Equity exposure decreases with lower 10-year swap rates and higher implied volatility.
The portfolio’s target level of equity exposure is determined monthly by a proprietary tactical asset allocation model based on specified market factors — the 10-year swap rate and implied volatility.
The portfolio’s sub-adviser, BlackRock Financial Management, Inc. (the “sub-adviser”), may not vary or override the target level equity exposure regardless of their view of the market outlook. Based on the model’s target allocation, the sub-adviser selects among the underlying equity and fixed-income funds and rebalances the portfolio’s assets among the underlying portfolios to maintain the target weightings. The sub-adviser may choose to invest a portion of the portfolio’s assets in one or more underlying portfolios which they sub-advise.
The equity funds may have fixed-income exposure and the fixed-income funds could likewise have equity exposure. Such exposures are not considered by the model and could impact the performance of the underlying portfolios and the portfolio.
The portfolio may also invest directly in securities, including up to 10% of its assets in exchange traded funds (“ETFs”), U.S. government securities, short-term commercial paper, cash and cash equivalents.
Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio’s ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.
It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time. The portfolio may be a significant shareholder in certain underlying portfolios. The sub-adviser may change the portfolio's asset allocations (consistent with the model) and underlying portfolios at any time without notice to shareholders and without shareholder approval.
Principal Risks: Risk is inherent in all investing. Many factors affect the portfolio's performance. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio, through its investments in underlying portfolios, is subject to the risks of the underlying portfolios. The following is a summary description of principal risks (in alphabetical order) of investing in the portfolio (either directly or through its investments in underlying portfolios). Each risk described below may not apply to each underlying portfolio and an underlying portfolio may be subject to additional or different risks than those described below. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Asset Allocation – The sub-adviser allocates the portfolio's assets among various asset classes and underlying portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses, and may cause the portfolio to underperform.
Counterparty – The portfolio will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the portfolio or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the portfolio may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Derivatives – Using derivatives exposes the portfolio to additional risks and can increase portfolio losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the portfolio. Using derivatives may have a leveraging effect, increase portfolio volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the portfolio than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Portfolio—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the portfolio. If the proposed rule, or a different rule, takes effect, it could limit the ability of the portfolio to invest in derivatives.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. If the portfolio holds equity securities in a company that becomes insolvent, the portfolio’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the portfolio’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the portfolio fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the portfolio faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The portfolio faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the portfolio may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the portfolio.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the portfolio, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the portfolio. The portfolio also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the portfolio's assets. The portfolio also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the portfolio to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss. The portfolio may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The portfolio is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The portfolio may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The portfolio’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the portfolio’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the portfolio. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the portfolio fall, the value of your investment will go down. The portfolio may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the portfolio invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio's investments may be negatively affected.
Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the portfolio.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The portfolio may also lose any premium it paid on prepaid securities.
Tactical Asset Allocation – Tactical asset allocation is a dynamic investment strategy that actively adjusts a portfolio’s asset allocation. The portfolio’s tactical asset management discipline may not work as intended. The portfolio may not achieve its objective and may not perform as well as other funds using other asset management styles, including those based on fundamental analysis (a method of evaluating a security that entails attempting to measure its intrinsic value by examining related economic, financial and other factors) or strategic asset allocation (a strategy that involves periodically rebalancing the portfolio in order to maintain a long-term goal for asset allocation). The sub-adviser’s evaluations and assumptions in selecting underlying funds or individual securities may be incorrect in view of actual market conditions, and may result in owning securities that under perform other securities.
Underlying Exchange Traded Funds – To the extent the portfolio invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the portfolio to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the portfolio invests more of its assets in one underlying ETF than in another, the portfolio will have greater exposure to the risks of that underlying ETF. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of fixed-income securities. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to certain risks that do not apply to conventional funds, including: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally, or trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile; or (v) a limited number of institutions may act as authorized participants to create or redeem block-sized units of ETF shares. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the portfolio's shares could also be substantially and adversely affected.
Underlying Portfolios – When the portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Investing in underlying portfolios subjects the portfolio to the risks of investing in the underlying securities or assets held by those underlying portfolios. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios' shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “List and Description of Underlying Portfolios” section of the portfolio's prospectus identifies certain risks of each underlying portfolio.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
Index returns are since the inception of the oldest share class.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamericaseriestrust.com/content/Performance.aspx or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Service Class
	Quarter Ended	Return
Best Quarter:	9/30/2010	7.59%
Worst Quarter:	9/30/2011	-6.41%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	Since Inception	Inception Date
Service Class	11.68%	6.67%	9.16%	05/01/2009
Initial Class	12.02%	6.94%	6.19%	05/01/2011
Russell 3000® Index[1] (reflects no deduction for fees, expenses or taxes)	21.13%	15.58%	16.26%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	3.54%	2.10%	3.95%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	25.62%	8.39%	10.04%
1Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: BlackRock Financial Management, Inc. Portfolio Managers:
Philip Green	Portfolio Manager	since 2009
Michael Pensky	Portfolio Manager	since 2016
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2019. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Clarion Global Real Estate Securities VP

Investment Objective: Seeks long-term total return from investments primarily in equity securities of real estate companies. Total return consists of realized and unrealized capital gains and losses plus income.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio  shares, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.
Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.82%	0.82%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.10%	0.10%
Total annual fund operating expenses	0.92%	1.17%
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$ 94	$293	$509	$1,131
Service Class	$119	$372	$644	$1,420
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 119% of the average value of its portfolio.
Principal Investment Strategies: Under normal conditions, the portfolio’s sub-adviser, CBRE Clarion Securities LLC (the “sub-adviser”), will invest at least 80% of the portfolio’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of issuers that are principally engaged in the real estate industry. The sub-adviser considers issuers principally engaged in the real estate industry to be companies that derive their intrinsic value from the ownership, operation, development, construction, financing, management or sale of commercial, industrial or residential real estate and similar activities. Under normal market conditions, the portfolio invests at least 40% of its assets (or, if conditions are not favorable, at least 30% of its assets) in non-U.S. issuers directly or through depositary receipts. The portfolio's portfolio normally will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. As a general matter, the sub-adviser intends to invest in common stocks and convertible securities of real estate companies, including real estate investment trusts (“REITs”).
The sub-adviser may engage in frequent and active trading of portfolio investments to achieve the portfolio’s investment objective. The portfolio does not directly invest in real estate.
This portfolio is non-diversified.
Principal Risks: Risk is inherent in all investing. Many factors affect the portfolio's performance. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the portfolio. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Active Trading – The portfolio may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs.
Convertible Securities – Convertible securities share investment characteristics of both fixed income and equity securities. The value of these securities may vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also may be less volatile than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. If the portfolio holds equity securities in a company that becomes insolvent, the portfolio’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the portfolio’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the portfolio fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the portfolio faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Focused Investing – To the extent the portfolio invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the portfolio will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Industry Concentration – The portfolio concentrates its investments in a specific industry or industries. Concentration in a particular industry subjects the portfolio to the risks associated with that industry. As a result, the portfolio may be subject to greater price volatility and risk of loss as a result of adverse economic, business or other developments affecting that industry than portfolios investing in a broader range of industries.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The portfolio faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the portfolio may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the portfolio.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the portfolio, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the portfolio. The portfolio also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Management – The portfolio is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results.

The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The portfolio may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The portfolio’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the portfolio’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the portfolio. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the portfolio fall, the value of your investment will go down. The portfolio may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the portfolio invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio's investments may be negatively affected.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the portfolio may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.

Non-Diversification – The portfolio is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the portfolio invests its assets in a smaller number of issuers, the portfolio will be more susceptible to negative events affecting those issuers than a diversified fund.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The portfolio may also lose any premium it paid on prepaid securities.
Real Estate Securities – Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in operating expenses, property taxes or interest rates.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.
Small and Medium Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology.
Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamericaseriestrust.com/content/Performance.aspx or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Initial Class
	Quarter Ended	Return
Best Quarter:	6/30/2009	31.59%
Worst Quarter:	12/31/2008	-29.05%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Inception Date
Initial Class	11.32%	5.61%	3.27%	05/01/1998
Service Class	11.01%	5.36%	3.01%	05/01/2003
S&P Developed Property Index (reflects no deduction for fees, expenses or taxes)	13.23%	7.97%	4.59%

Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: CBRE Clarion Securities LLC Portfolio Managers:
Steven D. Burton, CFA	Portfolio Manager	since 2002
T. Ritson Ferguson, CFA	Portfolio Manager	since 2002
Joseph P. Smith, CFA	Portfolio Manager	since 2002
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2019. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Greystone International Growth VP (formerly, Transamerica MFS International Equity VP)

Investment Objective: Seeks long-term capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio  shares, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.
Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees[1]	0.77%	0.77%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.09%	0.09%
Total annual fund operating expenses[2]	0.86%	1.11%
1	Management fees have been restated to reflect a reduction in management fees effective May 1, 2018.
2	Total annual fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not reflect the reduction in management fees effective May 1, 2018.
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$ 88	$274	$477	$1,061
Service Class	$113	$353	$612	$1,352
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 13% of the average value of its portfolio.
Principal Investment Strategies: The portfolio’s sub-adviser, Greystone Managed Investments Inc. (the “sub-adviser”), invests, under normal circumstances, at least 80% of the portfolio’s net assets (plus the amount of borrowings, if any, for investment purposes) in common stocks and related equity securities—such as preferred stock, convertible securities and depositary receipts—of issuers economically tied to a number of countries throughout the world, including emerging market countries. The portfolio normally invests primarily in equity securities of foreign companies, including emerging market equity securities. In selecting investments for the portfolio, the sub-adviser seeks companies that have demonstrated superior earnings growth, positive business momentum and sustainable profitability while seeking not to overpay for these growth characteristics. The sub-adviser may invest the portfolio’s assets in companies of any size. The portfolio may also invest in warrants and rights.
The sub-adviser may invest a large percentage of the portfolio’s assets in issuers in a single country, a small number of countries, or a particular geographic region. The sub-adviser will normally invest the portfolio’s assets in investments economically tied to at least three countries not including the United States. The issuer of a security or other investment is generally deemed to be economically tied to a particular country if (a) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (e) the issuer has 50% or more of its assets in that country; or (f) the issuer is included in an index which is representative of that country.
The sub-adviser normally allocates the portfolio's investments across different industries and sectors, but the sub-adviser may invest a significant percentage of the portfolio's assets in issuers in a single or small number of industries or sectors.
The sub-adviser uses a “bottom-up” investment approach to buying and selling investments for the portfolio. A “bottom-up” approach is looking at individual companies against the context of broader market factors. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. The sub-adviser uses a quantitative screen to seek to identify companies with growth characteristics, positive earnings sentiment, stable profitability and reasonable valuations. The sub-adviser may engage in active and frequent trading in pursuing the portfolio’s principal investment strategies.
The portfolio may invest up to 5% of its assets in China A-shares (equity securities of Chinese companies) listed and traded on Chinese stock exchanges such as the Shanghai Stock Exchange or the Shenzhen Stock Exchange.
Principal Risks: Risk is inherent in all investing. Many factors affect the portfolio's performance. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the portfolio. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Active Trading – The portfolio may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs.
China A–Shares – The portfolio may invest in equity securities of certain Chinese companies, referred to as China A-shares, through the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect program (collectively, the “Programs”). The Programs are securities trading and clearing linked programs between either the Shanghai Stock Exchange or Shenzhen Stock Exchange, and the Stock Exchange of Hong Kong Limited, Hong Kong Securities Clearing Company Limited, and China Securities Depository and Clearing Corporation Limited, with an aim to achieve mutual stock market access between the People’s Republic of China (“China”) and Hong Kong. The Programs are subject to daily quota limitations, which may restrict the portfolio’s ability to invest in China A-shares through the Programs and to enter into or exit trades on a timely basis. The Shanghai and Shenzhen markets may be open at a time when the Programs are not trading, with the result that prices of China A-shares may fluctuate at times when the portfolio is unable to add to or exit its position. Only certain China A-shares are eligible to be accessed through the Programs. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through the Programs. Because the Programs are in their early stages, the actual effect on the market for trading China A-shares with the introduction of large numbers of foreign investors is currently unknown. The Programs are subject to regulations promulgated by regulatory authorities for the Shanghai Stock Exchange, the Stock Exchange of Hong Kong Limited and the Shenzhen Stock Exchange, and existing and additional regulations or restrictions, such as limitations on redemptions, suspension of trading and limitations on profits, may adversely impact the Programs and/or the portfolio’s investments through the Programs. There is no guarantee that all three exchanges will continue to support the Programs in the future.
Investments in China A-shares are subject to risks specific to the China market. Any significant change in mainland China’s political, social or economic policies may have a negative impact on investments in the China market. The regulatory and legal framework for capital markets in mainland China may not be as well developed as those of developed countries. Chinese accounting standards and practices may deviate significantly from international accounting standards. The settlement and clearing systems of the Chinese securities markets may not be well tested and may be subject to increased risks of error or inefficiency.
In addition, uncertainties in China tax rules governing taxation of income and gains from investments in China A-Shares via the Programs could result in unexpected tax liabilities for a portfolio and therefore could affect the amount of income which may be derived, and the amount of capital returned, from the investments in China A-shares by the portfolio.
Convertible Securities – Convertible securities share investment characteristics of both fixed income and equity securities. The value of these securities may vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also may be less volatile than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. If the portfolio holds equity securities in a company that becomes insolvent, the portfolio’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Focused Investing – To the extent the portfolio invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the portfolio will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the portfolio, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the portfolio. The portfolio also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the portfolio to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss. The portfolio may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The portfolio is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The portfolio may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The portfolio’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the portfolio’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the portfolio. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the portfolio fall, the value of your investment will go down. The portfolio may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The

Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the portfolio invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio's investments may be negatively affected.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
Small and Medium Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Warrants and Rights –Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company, and cease to have value if not exercised prior to the expiration date.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamericaseriestrust.com/content/Performance.aspx or by calling 1-888-233-4339.
Prior to May 1, 2018, the portfolio was named Transamerica MFS International Equity VP, had a different sub-adviser, a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.

Annual Total Returns (calendar years ended December 31) - Initial Class
	Quarter Ended	Return
Best Quarter:	9/30/2009	21.26%
Worst Quarter:	9/30/2011	-20.56%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Inception Date
Initial Class	27.24%	7.37%	4.05%	01/02/1997
Service Class	26.98%	7.10%	3.78%	05/01/2003
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	25.62%	8.39%	2.42%
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Greystone Managed Investments Inc. Portfolio Managers:
Alfred Li, CFA	Portfolio Manager	since 2018
Jeff Tiefenbach, CFA	Portfolio Manager	since 2018
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2019. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica International Equity Index VP

Investment Objective: Seeks to track the investment results of an index composed of large- and mid-capitalization developed market equities, excluding the U.S. and Canada.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio  shares, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.
Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.11%	0.11%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	4.97%	4.97%
Total annual fund operating expenses	5.08%	5.33%
Fee waiver and/or expense reimbursement[1]	4.90%	4.90%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.18%	0.43%
1	Contractual arrangements have been made with the portfolio’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through May 1, 2019 to waive fees and/or reimburse portfolio expenses to the extent that the total annual fund operating expenses exceed 0.18% for Initial Class shares and 0.43% for Service Class shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the portfolio’s business. These arrangements cannot be terminated prior to May 1, 2019 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the portfolio, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$18	$1,083	$2,145	$4,794
Service Class	$44	$1,155	$2,259	$4,986
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the period beginning May 1, 2017 through December 31, 2017, the portfolio turnover rate for the portfolio was 6% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities listed in the MSCI® Europe, Australasia, Far East (MSCI EAFE) Index (the “Index”). Under normal circumstances, however, the portfolio intends to invest substantially all of its assets in securities of companies included in the Index (including ADRs and Global Depositary Receipts (“GDRs”)) or in other investments in an effort to create a portfolio of securities with generally the same risk and return characteristics of the Index, including index futures contracts. The Index is designed to represent the performance of approximately 1,000 large and mid-cap securities across 21 developed markets, primarily from Europe, Australia, Asia and the Far East, and covers approximately 85% of the free float-adjusted market capitalization in each of the 21 countries. The Index, which is constructed and maintained by MSCI Inc., is rebalanced and reconstituted each February, May, August and November. The portfolio will concentrate (invest 25% or more of the value of its assets) in the securities of issuers having their principal business activities in the same industry if the Index is also concentrated in such industry.
The portfolio’s sub-adviser, SSGA Funds Management, Inc. (the “sub-adviser”), does not sub-advise the portfolio according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the sub-adviser utilizes a “passive” or “indexing” investment approach seeking to provide investment results that, before expenses, correspond generally to the total return of the Index by employing a sampling strategy.
The sub-adviser seeks to replicate the returns of the Index by investing in the securities of the Index in approximately their Index weight. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, the portfolio may purchase a sample of stocks in the Index in proportions expected to replicate generally the performance of the Index as a whole. In addition, from time to time, stocks are added to or removed from the Index.

The portfolio may sell stocks that are represented in the Index, or purchase stocks that are not yet represented in the Index, in anticipation of their removal from or addition to the Index.
The sub-adviser may at times purchase or sell futures contracts in lieu of investment directly in the stocks making up the Index. The sub-adviser might do so, for example, in order to increase the portfolio’s investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the sub-adviser might use futures to reduce its investment exposure to the Index in situations where it intends to sell a portion of the stocks in the portfolio but the sale has not yet been completed. The sub-adviser may also enter into forward foreign currency exchange contracts in an attempt to match the Index’s currency exposures.
Principal Risks: Risk is inherent in all investing. Many factors affect the portfolio's performance. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the portfolio. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Counterparty – The portfolio will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the portfolio or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the portfolio may decline.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Derivatives – Using derivatives exposes the portfolio to additional risks and can increase portfolio losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the portfolio. Using derivatives may have a leveraging effect, increase portfolio volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the portfolio than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Portfolio—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the portfolio. If the proposed rule, or a different rule, takes effect, it could limit the ability of the portfolio to invest in derivatives.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. If the portfolio holds equity securities in a company that becomes insolvent, the portfolio’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Index Fund – While the portfolio seeks to track the performance of the MSCI EAFE Index (i.e., achieve a high degree of correlation with the index), the portfolio’s return may not match the return of the index. The portfolio incurs a number of operating expenses not applicable to the index, and incurs costs in buying and selling securities. In addition, the portfolio may not be fully invested at times, generally as a result of cash flows into or out of the portfolio or reserves of cash held by the portfolio to meet redemptions. The portfolio may attempt to replicate the index return by investing in fewer than all of the securities in the index, or in some securities not included in the index, potentially increasing the risk of divergence between the portfolio’s return and that of the index.
Industry Concentration – The portfolio will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration in a particular industry subjects the portfolio to the risks associated with that industry. As a result, the portfolio may be subject to greater price volatility and risk of loss as a result of adverse economic, business or other developments affecting that industry than portfolios investing in a broader range of industries.
Large Capitalization Companies – The portfolio’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion. As a result, the portfolio’s value may not rise as much as, or may fall more than, the value of portfolios that focus on companies with smaller market capitalizations.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the portfolio, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the portfolio. The portfolio also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the portfolio to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss. The portfolio may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The portfolio is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The portfolio may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The portfolio’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the portfolio’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the portfolio. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the portfolio fall, the value of your investment will go down. The portfolio may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the portfolio invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio's investments may be negatively affected.
Passive Strategy/Index – The portfolio is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the portfolio’s performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the portfolio.
Small and Medium Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: No performance is shown for the portfolio. Performance information will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors. The portfolio’s primary benchmark is the MSCI EAFE Index.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamericaseriestrust.com/content/Performance.aspx or by calling 1-888-233-4339.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: SSGA Funds Management, Inc. Portfolio Managers:
Michael Feehily, CFA	Portfolio Manager	since 2017
Dwayne Hancock, CFA	Portfolio Manager	since 2017
Keith Richardson	Portfolio Manager	since 2017
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2019. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Janus Balanced VP

Investment Objective: Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio  shares, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.
Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.73%	0.73%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.04%	0.04%
Total annual fund operating expenses	0.77%	1.02%
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$ 79	$246	$428	$ 954
Service Class	$104	$325	$563	$1,248
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 63% of the average value of its portfolio.
Principal Investment Strategies: The portfolio’s sub-adviser, Janus Capital Management LLC (the “sub-adviser”), seeks to achieve the portfolio’s investment objective by normally investing 50-60% of the portfolio’s assets in equity securities and the remaining assets in fixed-income securities and cash equivalents.
The portfolio normally invests at least 40% of its assets in fixed-income senior securities. Fixed-income securities may include corporate debt securities, U.S. Government obligations, mortgage-backed securities and other mortgage-related products, and short-term securities.
The sub-adviser uses a “bottom-up” investment approach to buying and selling investments for the portfolio. A “bottom-up” approach is looking at individual companies against the context of broader market factors.
The portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets. Under normal circumstances, the portfolio will invest 40-60% of its assets in U.S. equities, with no more than 5% in small cap stocks, and 0-15% in international equities. The portfolio will, in aggregate, have no more than 15% in real estate investment trusts, bank loans, emerging market equities and emerging market fixed income, and high yield debt (commonly known as “junk bonds”).
The portfolio may use futures, options, forwards, swap agreements, participatory notes, structured notes and other derivative instruments individually or in combination.
Principal Risks: Risk is inherent in all investing. Many factors affect the portfolio's performance. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the portfolio. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Counterparty – The portfolio will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the portfolio or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the portfolio may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.

Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Derivatives – Using derivatives exposes the portfolio to additional risks and can increase portfolio losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the portfolio. Using derivatives may have a leveraging effect, increase portfolio volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the portfolio than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Portfolio—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the portfolio. If the proposed rule, or a different rule, takes effect, it could limit the ability of the portfolio to invest in derivatives.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. If the portfolio holds equity securities in a company that becomes insolvent, the portfolio’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the portfolio’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the portfolio fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the portfolio faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The portfolio faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the portfolio may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the portfolio.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the portfolio, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the portfolio. The portfolio also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the portfolio's assets. The portfolio also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the portfolio to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss. The portfolio may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, the portfolio could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan. Junior loans, which have a lower place in the borrower’s capital structure than senior loans and may be unsecured, involve a higher degree of overall risk than senior loans of the same borrower. The portfolio's investments in loans are also subject to prepayment or call risk. Loans may have settlement periods in excess of seven days. Failure to receive sales proceeds on a timely basis may constrain the portfolio's ability to meet its obligations (including obligations to redeeming shareholders).
Management – The portfolio is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The portfolio may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The portfolio’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the portfolio’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the portfolio. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the portfolio fall, the value of your investment will go down. The portfolio may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the portfolio invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio's investments may be negatively affected.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the portfolio may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The portfolio may also lose any premium it paid on prepaid securities.
Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamericaseriestrust.com/content/Performance.aspx or by calling 1-888-233-4339.
Prior to December 9, 2011, the portfolio was named Transamerica Global Commodities & Hard Assets VP, had a different sub-adviser, a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to that previous sub-adviser.

Annual Total Returns (calendar years ended December 31) - Initial Class
	Quarter Ended	Return
Best Quarter:	12/31/2010	9.58%
Worst Quarter:	9/30/2011	-16.58%
The Transamerica Janus Balanced VP Blended Benchmark consists of the following: S&P 500®, 55% and Bloomberg Barclays US Aggregate Bond Index, 45%.

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	Since Inception	Inception Date
Initial Class	17.04%	9.60%	6.47%	07/01/2009
Service Class	16.73%	9.33%	6.21%	07/01/2009
S&P 500® (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	15.78%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	3.54%	2.10%	3.87%
Transamerica Janus Balanced VP Blended Benchmark (reflects no deduction for fees, expenses or taxes)	13.29%	9.57%	10.49%
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Janus Capital Management LLC Portfolio Managers:
Jeremiah Buckley, CFA	Portfolio Manager	since 2015
Marc Pinto, CFA	Portfolio Manager	since 2011
Mayur Saigal	Portfolio Manager	since 2015
Darrell Watters	Portfolio Manager	since 2015
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2019. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Janus Mid-Cap Growth VP

Investment Objective: Seeks long-term capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio  shares, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.
Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.79%	0.79%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.04%	0.04%
Total annual fund operating expenses	0.83%	1.08%
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$ 85	$265	$460	$1,025
Service Class	$110	$343	$595	$1,317
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 15% of the average value of its portfolio.
Principal Investment Strategies: The portfolio’s sub-adviser, Janus Capital Management LLC (the “sub-adviser”), under normal conditions, invests primarily in common stocks selected for their growth potential, and normally invests at least 80% of the portfolio’s net assets (plus the amount of borrowings for investment purposes) in equity securities of medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies included in the Russell Midcap® Growth Index1, which as of December 31, 2017, was between $389 million and $35.3 billion. The portfolio may also invest in foreign securities, which may include investments in emerging markets, and it may invest up to 5% of its net assets in exchange traded funds.
The sub-adviser applies a “bottom-up” approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the portfolio’s investment policies.
Principal Risks: Risk is inherent in all investing. Many factors affect the portfolio's performance. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the portfolio. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Active Trading – The portfolio may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices
1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. If the portfolio holds equity securities in a company that becomes insolvent, the portfolio’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the portfolio, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the portfolio. The portfolio also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Management – The portfolio is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The portfolio may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The portfolio’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the portfolio’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the portfolio. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the portfolio fall, the value of your investment will go down. The portfolio may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the portfolio invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio's investments may be negatively affected.
Medium Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of medium capitalization companies. Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of medium capitalization companies generally are more volatile and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Underlying Exchange Traded Funds – To the extent the portfolio invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the portfolio to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the portfolio invests more of its assets in one underlying ETF than in another, the portfolio will have greater exposure to the risks of that underlying ETF. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of fixed-income securities. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to certain risks that do not apply to conventional funds, including: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally, or trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile; or (v) a limited number of institutions may act as authorized participants to create or redeem block-sized units of ETF shares. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the portfolio's shares could also be substantially and adversely affected.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamericaseriestrust.com/content/Performance.aspx or by calling 1-888-233-4339.
Prior to May 1, 2016, the portfolio was named Transamerica Morgan Stanley Mid-Cap Growth VP and had a different sub-adviser, investment objective and investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser and strategies.

Annual Total Returns (calendar years ended December 31) - Initial Class
	Quarter Ended	Return
Best Quarter:	6/30/2009	27.18%
Worst Quarter:	12/31/2008	-25.90%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Inception Date
Initial Class	29.01%	10.80%	6.98%	03/01/1993
Service Class	28.74%	10.53%	6.71%	05/01/2003
Russell Midcap® Growth Index[1] (reflects no deduction for fees, expenses or taxes)	25.27%	15.30%	9.10%
1Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Janus Capital Management LLC Portfolio Manager:
Brian Demain, CFA	Portfolio Manager	since 2016
Cody Wheaton, CFA	Portfolio Manager	since 2016
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2019. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Jennison Growth VP

Investment Objective: Seeks long-term growth of capital.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio  shares, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.
Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.75%	0.75%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.04%	0.04%
Total annual fund operating expenses	0.79%	1.04%
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$ 81	$252	$439	$ 978
Service Class	$106	$331	$574	$1,271
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 50% of the average value of its portfolio.
Principal Investment Strategies: The portfolio’s sub-adviser, Jennison Associates LLC (the “sub-adviser”), invests, under normal circumstances, at least 65% of the portfolio’s total assets in equity and equity-related securities, principally common stocks, preferred stocks, warrants, rights and depositary receipts of U.S. companies with market capitalizations of at least $1 billion that the sub-adviser considers to have above average prospects for growth. These companies are generally medium- to large-capitalization companies.
The sub-adviser uses a “bottom-up” approach, researching and evaluating individual company fundamentals rather than macro-economic factors, in seeking to identify individual companies with earnings growth potential that may not be recognized by the market at large. A “bottom-up” approach is looking at individual companies against the context of broader market factors.
The portfolio may invest up to 20% of its assets in the securities of foreign issuers, of which 10% may be invested in emerging markets issuers.
Principal Risks: Risk is inherent in all investing. Many factors affect the portfolio's performance. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the portfolio. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Active Trading – The portfolio may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. If the portfolio holds equity securities in a company that becomes insolvent, the portfolio’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the portfolio, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the portfolio. The portfolio also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Management – The portfolio is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The portfolio may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The portfolio’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the portfolio’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the portfolio. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the portfolio fall, the value of your investment will go down. The portfolio may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the portfolio invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio's investments may be negatively affected.
Medium Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of medium capitalization companies. Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of medium capitalization companies generally are more volatile and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Warrants and Rights –Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company, and cease to have value if not exercised prior to the expiration date.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamericaseriestrust.com/content/Performance.aspx or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Initial Class
	Quarter Ended	Return
Best Quarter:	3/31/2012	19.26%
Worst Quarter:	12/31/2008	-20.76%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Inception Date
Initial Class	36.44%	17.75%	10.01%	11/18/1996
Service Class	36.03%	17.45%	9.75%	05/01/2003
Russell 1000® Growth Index[1] (reflects no deduction for fees, expenses or taxes)	30.21%	17.33%	10.00%
1Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Jennison Associates LLC Portfolio Managers:
Michael A. Del Balso	Portfolio Manager	since 2000
Kathleen A. McCarragher	Portfolio Manager	since 2000
Spiros Segalas	Portfolio Manager	since 2004

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2019. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica JPMorgan Asset Allocation – Conservative VP (formerly, Transamerica Asset Allocation – Conservative VP)

Investment Objective: Seeks current income and preservation of capital.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio  shares, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.
Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.12%	0.12%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.03%	0.03%
Acquired fund fees and expenses	0.63%	0.63%
Total annual fund operating expenses[1]	0.78%	1.03%
1	Total annual fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$ 80	$249	$433	$ 966
Service Class	$105	$328	$569	$1,259
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 7% of the average value of its portfolio.
Principal Investment Strategies: The portfolio’s sub-adviser, J.P. Morgan Investment Management Inc. (the “sub-adviser”), seeks to achieve the portfolio’s investment objective by investing its assets in a broad mix of underlying Transamerica funds (“underlying portfolios”).
The portfolio expects to allocate its assets among underlying portfolios with the goal of achieving exposure targets over time of approximately 35% of its net assets in equities, which may include stocks and real estate securities, and approximately 65% of its net assets in fixed income, which may include bonds, cash equivalents and other debt securities. The actual percentage allocations at any time may vary. The sub-adviser may increase equity exposure to approximately 50% of net assets or may decrease equity exposure to zero, and may increase fixed income exposure to approximately 100% of net assets or may decrease fixed income exposure to approximately 50% of net assets, subject to the portfolio’s multi-factor risk management framework. The risk management framework incorporates quantitative models and signals. Under this framework, the portfolio’s maximum equity exposure may be limited in response to individual asset class momentum signals and a portfolio level volatility signal. Notwithstanding the portfolio’s equity target and any maximum equity exposure limit imposed under the risk management framework, the sub-adviser may elect to allocate fewer assets to equities and more assets to fixed income when it believes it is advisable to do so. The portfolio may not achieve its stated asset mix goal.
In seeking to achieve the investment objective of the portfolio, the sub-adviser employs an investment process consisting of four integrated components: strategic asset allocation, underlying strategy and portfolio selection, active asset allocation and the multifactor risk management framework. For the first three components, the sub-adviser’s portfolio management team draws on the analysis produced by dedicated research and strategy teams who support the investment process by generating qualitative and quantitative research and insights on the underlying portfolios TAM has designated as available for investment by the portfolio. For the fourth component, the portfolio management team draws on the output of its multi-factor risk management framework, which is a quantitative driven process that makes asset class allocation recommendations and may impose a maximum equity exposure limit and require equity exposure reductions based on a set of individual asset class momentum signals and a portfolio level volatility signal.
As part of its investment process, the sub-adviser selects underlying equity and fixed income portfolios to invest in from the underlying portfolios TAM has designated as available for investment by the portfolio and rebalances the portfolio’s assets among the selected underlying portfolios. (See the “List and Description of Underlying Portfolios” section of the prospectus.) The underlying portfolios include portfolios sub-advised by the sub-adviser. Consistent with the portfolio’s objective and strategies, the sub-adviser is permitted to invest any portion of the portfolio’s assets in underlying portfolios which it sub-advises. When choosing among potential underlying portfolios the sub-adviser faces a conflict of interest, because it will receive additional fees when it selects underlying portfolios for which it also acts as sub-adviser. For more information on the sub-adviser’s conflicts of interest, see Appendix B – “Portfolio Managers” to the SAI.
Exposure to high yield bonds (commonly known as “junk bonds”) and floating rate loans together generally will not exceed 10% of the portfolio’s net assets. Junk bonds are high-risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the portfolio’s sub-adviser).
Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio’s ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.
It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time. The portfolio may be a significant shareholder in certain underlying portfolios.
The portfolio may have exposure to derivatives instruments, such as options, futures or forward contracts and swaps through its investments in the underlying portfolios. The portfolio also may, but is not required to, invest in derivative instruments such as futures contracts for a variety of purposes, including as a means to manage equity and fixed income exposure (including for purposes of complying with the risk management framework) without having to purchase or sell underlying portfolios and to increase the portfolio’s return as a non-hedging strategy that may be considered speculative. For example, when the level of market volatility is increasing, the sub-adviser may limit the portfolio’s equity exposure by shorting or selling long futures positions on an index. It is anticipated that any derivatives usage by the portfolio would primarily involve the use of exchange-traded equity index, U.S. Treasury and currency futures, but the portfolio also could utilize other types of derivatives. The use of derivatives may be deemed to involve the use of leverage because the portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price and because the portfolio’s use of derivative instruments may result in its exposure exceeding 100% of portfolio value. The portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin for the portfolio’s obligations under derivatives transactions.
The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.
Principal Risks: Risk is inherent in all investing. Many factors affect the portfolio's performance. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the portfolio (either directly or through its investments in underlying portfolios). Each risk described below may not apply to each underlying portfolio and an underlying portfolio may be subject to additional or different risks than those described below. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Active Trading – The portfolio may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs.
Asset Allocation – The sub-adviser allocates the portfolio's assets among various asset classes and underlying portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses, and may cause the portfolio to underperform.
Asset Class Variation – The underlying portfolios invest principally in the securities constituting their asset class (i.e., equity or fixed income). However, an underlying portfolio may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying portfolios at any given time, and the percentage of the portfolio's assets invested in various underlying portfolios, the portfolio's actual exposure to the securities in a particular asset class may vary substantially from its target allocation for that asset class.
Commodities and Commodity-Related Securities – To the extent the portfolio invests in commodities or instruments whose performance is linked to the price of an underlying commodity or commodity index, the portfolio will be subject to the risks of investing in commodities, including regulatory, economic and political developments, weather events and natural disasters and market disruptions. The portfolio's investment exposure to the commodities markets may subject the portfolio to greater volatility than investments in more traditional securities, such as stocks and bonds. Commodities and commodity-linked investments may be less liquid than other investments. Commodity-linked investments are subject to the credit risks associated with the issuer, and their values may decline substantially if the issuer's creditworthiness deteriorates.
Convertible Securities – Convertible securities share investment characteristics of both fixed income and equity securities. The value of these securities may vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also may be less volatile than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
Counterparty – The portfolio will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the portfolio or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the portfolio may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Currency Hedging – The portfolio may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a portfolio may be worse off than if it had not used a hedging strategy or instrument.
Derivatives – Using derivatives exposes the portfolio to additional risks and can increase portfolio losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the portfolio. Using derivatives may have a leveraging effect, increase portfolio volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the portfolio than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Portfolio—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the portfolio. If the proposed rule, or a different rule, takes effect, it could limit the ability of the portfolio to invest in derivatives.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. If the portfolio holds equity securities in a company that becomes insolvent, the portfolio’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the portfolio’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the portfolio fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the portfolio faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Floating Rate Loans – Floating rate loans are often made to borrowers whose financial condition is troubled or highly leveraged. These loans frequently are rated below investment grade and are therefore subject to “High-Yield Debt Securities” risk. There is no public market for floating rate loans and the loans may trade infrequently and be subject to wide bid/ask spreads. Many floating rate loans are subject to restrictions on resale. Floating rate loans may have trade settlement periods in excess of seven days, which may result in the portfolio not receiving proceeds from the sale of a loan for an extended period. As a result, the portfolio may be subject to greater “Liquidity” risk than a fund that does not invest in floating rate loans and the portfolio may be constrained in its ability to meet its obligations (including obligations to redeeming shareholders). The lack of an active trading market may also make it more difficult to value floating rate loans. Rising interest rates can lead to increased default rates on floating rate loans, as borrowers find themselves faced with higher payments.
Focused Investing – To the extent the portfolio invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the portfolio will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Frontier Markets – Frontier market countries generally have smaller economies and even less developed capital markets than emerging market countries, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The magnification of risks are the result of: potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The portfolio faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the portfolio may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the portfolio.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the portfolio, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the portfolio. The portfolio also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the portfolio's assets. The portfolio also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the portfolio to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss. The portfolio may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, the portfolio could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan. Junior loans, which have a lower place in the borrower’s capital structure than senior loans and may be unsecured, involve a higher degree of overall risk than senior loans of the same borrower. The portfolio's investments in loans are also subject to prepayment or call risk. Loans may have settlement periods in excess of seven days. Failure to receive sales proceeds on a timely basis may constrain the portfolio's ability to meet its obligations (including obligations to redeeming shareholders).
Management – The portfolio is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The portfolio may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The portfolio’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the portfolio’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the portfolio. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the portfolio fall, the value of your investment will go down. The portfolio may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the portfolio invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio's investments may be negatively affected.
Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the portfolio.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The portfolio may also lose any premium it paid on prepaid securities.
Real Estate Securities – Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in operating expenses, property taxes or interest rates.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S.
federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.
Risk Management Framework – The portfolio is subject to a multi-factor risk management framework that is intended to reduce equity exposure under certain market conditions. This framework may impose a maximum equity exposure limit for the portfolio in response to individual asset class momentum signals and a portfolio level volatility signal. The framework is intended to improve the portfolio’s absolute and risk-adjusted returns but may not work as intended. The framework may result in the portfolio not achieving its stated asset mix goal or may cause the portfolio to underperform, possibly significantly. Because market conditions change, sometimes rapidly and unpredictably, the success of the framework also will be subject to the sub-adviser’s ability to implement the framework in a timely and efficient manner. The framework may limit the portfolio’s ability to participate in rising markets and may increase transaction costs at the portfolio and/or underlying portfolio level. The framework incorporates quantitative models and signals. If those models or signals prove to be flawed or for other reasons do not produce the desired results, any decisions made in reliance thereon may expose the portfolio to additional risks and losses. The use of models has inherent risks, and the success of relying on or otherwise using a model depends, among other things, on the accuracy and completeness of the model’s development, implementation and maintenance; on the model’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the model. The framework also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The framework also may have the effect of limiting the amount of guaranteed benefits. The portfolio’s performance may be lower than similar portfolios that are not subject to a risk management framework. The use of derivatives in connection with the framework may expose the portfolio to different and potentially greater risks than if it had only invested in underlying portfolios.
Short Positions – The portfolio may enter into derivatives transactions that have a similar economic effect as short sales such as taking short positions in futures contracts. The portfolio will incur a loss as a result of a short position if the price of the asset sold short increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the sub-adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because the portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited.
Small and Medium Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Underlying Portfolios – When the portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Investing in underlying portfolios subjects the portfolio to the risks of investing in the underlying securities or assets held by those underlying portfolios. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios' shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “List and Description of Underlying Portfolios” section of the portfolio's prospectus identifies certain risks of each underlying portfolio.
U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamericaseriestrust.com/content/Performance.aspx or by calling 1-888-233-4339.
Prior to July 1, 2016, the portfolio had a different sub-adviser and used different investment strategies. The performance set forth from May 1, 2014 to that date is attributable to that previous sub-adviser. From April 17, 2012 to May 1, 2014, the portfolio was directly managed by TAM, and performance during that period is attributable to TAM. Prior to April 17, 2012, the portfolio had a different portfolio construction manager, and performance set forth prior to that date is attributable to that previous portfolio construction manager.

Annual Total Returns (calendar years ended December 31) - Initial Class
	Quarter Ended	Return
Best Quarter:	6/30/2009	12.22%
Worst Quarter:	12/31/2008	-10.48%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Inception Date
Initial Class	12.81%	5.28%	4.37%	05/01/2002
Service Class	12.56%	5.02%	4.11%	05/01/2003
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	3.54%	2.10%	4.01%
Wilshire 5000 Total Market IndexSM (reflects no deduction for fees, expenses or taxes)	20.99%	15.43%	8.63%
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: J.P. Morgan Investment Management Inc. Portfolio Managers:
Michael Feser, CFA	Portfolio Manager	since 2016
Jeff Geller, CFA	Portfolio Manager	since 2016
Grace Koo, Ph.D.	Portfolio Manager	since 2016
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2019. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica JPMorgan Asset Allocation – Growth VP (formerly, Transamerica Asset Allocation – Growth VP)

Investment Objective: Seeks long-term capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio  shares, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.
Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.12%	0.12%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.03%	0.03%
Acquired fund fees and expenses	0.80%	0.80%
Total annual fund operating expenses[1]	0.95%	1.20%
1	Total annual fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$ 97	$303	$525	$1,166
Service Class	$122	$381	$660	$1,455
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 8% of the average value of its portfolio.
Principal Investment Strategies: The portfolio’s sub-adviser, J.P. Morgan Investment Management Inc. (the “sub-adviser”), seeks to achieve the portfolio’s investment objective by investing its assets in a broad mix of underlying Transamerica funds (“underlying portfolios”).
Under normal circumstances, the portfolio expects to invest primarily in underlying portfolios that invest primarily in U.S. and foreign equities (including emerging markets), which may include stocks, commodity-related securities and alternative investments.
In seeking to achieve the investment objective of the portfolio, the sub-adviser employs an investment process consisting of three integrated components: strategic asset allocation, underlying strategy and portfolio selection, and active asset allocation. For these three components, the sub-adviser’s portfolio management team draws on the analysis produced by dedicated research and strategy teams who support the investment process by generating qualitative and quantitative research and insights on the underlying portfolios TAM has designated as available for investment by the portfolio.
The portfolio may also invest in underlying portfolios that invest primarily in fixed income and invest directly in U.S. government securities and/or short-term commercial paper.
As part of its investment process, the sub-adviser selects underlying equity and fixed income portfolios to invest in from the underlying portfolios TAM has designated as available for investment by the portfolio and rebalances the portfolio’s assets among the selected underlying portfolios. (See the “List and Description of Underlying Portfolios” section of the prospectus.) The underlying portfolios include portfolios sub-advised by the sub-adviser. Consistent with the portfolio’s objective and strategies, the sub-adviser is permitted to invest any portion of the portfolio’s assets in underlying portfolios which it sub-advises. When choosing among potential underlying portfolios the sub-adviser faces a conflict of interest, because it will receive additional fees when it selects underlying portfolios for which it also acts as sub-adviser. For more information on the sub-adviser’s conflicts of interest, see Appendix B – “Portfolio Managers” to the SAI.
Exposure to high yield bonds (commonly known as “junk bonds”) and floating rate loans together generally will not exceed 10% of the portfolio’s net assets. Junk bonds are high-risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the portfolio’s sub-adviser).
Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio’s ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.
It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time. The portfolio may be a significant shareholder in certain underlying portfolios.
The portfolio may have exposure to derivatives instruments, such as options, futures or forward contracts and swaps through its investments in the underlying portfolios. The portfolio also may, but is not required to, invest in derivative instruments such as futures contracts for a variety of purposes, including as a means to manage equity and fixed income exposure without having to purchase or sell underlying portfolios and to increase the portfolio’s return as a non-hedging strategy that may be considered speculative. For example, when the level of market volatility is increasing, the sub-adviser may limit the portfolio’s equity exposure by shorting or selling long futures positions on an index. It is anticipated that any derivatives usage by the portfolio would primarily involve the use of exchange-traded equity index, U.S. Treasury and currency futures, but the portfolio also could utilize other types of derivatives. The use of derivatives may be deemed to involve the use of leverage because the portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price and because the portfolio’s use of derivative instruments may result in its exposure exceeding 100% of portfolio value. The portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin for the portfolio’s obligations under derivatives transactions.
The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.
Principal Risks: Risk is inherent in all investing. Many factors affect the portfolio's performance. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the portfolio (either directly or through its investments in underlying portfolios). Each risk described below may not apply to each underlying portfolio and an underlying portfolio may be subject to additional or different risks than those described below. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Active Trading – The portfolio may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs.
Asset Allocation – The sub-adviser allocates the portfolio's assets among various asset classes and underlying portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses, and may cause the portfolio to underperform.
Asset Class Variation – The underlying portfolios invest principally in the securities constituting their asset class (i.e., equity or fixed income). However, an underlying portfolio may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying portfolios at any given time, and the percentage of the portfolio's assets invested in various underlying portfolios, the portfolio's actual exposure to the securities in a particular asset class may vary substantially from its target allocation for that asset class.
Commodities and Commodity-Related Securities – To the extent the portfolio invests in commodities or instruments whose performance is linked to the price of an underlying commodity or commodity index, the portfolio will be subject to the risks of investing in commodities, including regulatory, economic and political developments, weather events and natural disasters and market disruptions. The portfolio's investment exposure to the commodities markets may subject the portfolio to greater volatility than investments in more traditional securities, such as stocks and bonds. Commodities and commodity-linked investments may be less liquid than other investments. Commodity-linked investments are subject to the credit risks associated with the issuer, and their values may decline substantially if the issuer's creditworthiness deteriorates.
Convertible Securities – Convertible securities share investment characteristics of both fixed income and equity securities. The value of these securities may vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also may be less volatile than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
Counterparty – The portfolio will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the portfolio or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the portfolio may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Currency Hedging – The portfolio may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a portfolio may be worse off than if it had not used a hedging strategy or instrument.
Derivatives – Using derivatives exposes the portfolio to additional risks and can increase portfolio losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the portfolio. Using derivatives may have a leveraging effect, increase portfolio volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the portfolio than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Portfolio—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the portfolio. If the proposed rule, or a different rule, takes effect, it could limit the ability of the portfolio to invest in derivatives.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. If the portfolio holds equity securities in a company that becomes insolvent, the portfolio’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the portfolio’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the portfolio fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the portfolio faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Floating Rate Loans – Floating rate loans are often made to borrowers whose financial condition is troubled or highly leveraged. These loans frequently are rated below investment grade and are therefore subject to “High-Yield Debt Securities” risk. There is no public market for floating rate loans and the loans may trade infrequently and be subject to wide bid/ask spreads. Many floating rate loans are subject to restrictions on resale. Floating rate loans may have trade settlement periods in excess of seven days, which may result in the portfolio not receiving proceeds from the sale of a loan for an extended period. As a result, the portfolio may be subject to greater “Liquidity” risk than a fund that does not invest in floating rate loans and the portfolio may be constrained in its ability to meet its obligations (including obligations to redeeming shareholders). The lack of an active trading market may also make it more difficult to value floating rate loans. Rising interest rates can lead to increased default rates on floating rate loans, as borrowers find themselves faced with higher payments.

Focused Investing – To the extent the portfolio invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the portfolio will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Frontier Markets – Frontier market countries generally have smaller economies and even less developed capital markets than emerging market countries, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The magnification of risks are the result of: potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The portfolio faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the portfolio may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the portfolio.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the portfolio, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the portfolio. The portfolio also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the portfolio's assets. The portfolio also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the portfolio to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss. The portfolio may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, the portfolio could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan. Junior loans, which have a lower place in the borrower’s capital structure than senior loans and may be unsecured, involve a higher degree of overall risk than senior loans of the same borrower. The portfolio's investments in loans are also subject to prepayment or call risk. Loans may have settlement periods in excess of seven days. Failure to receive sales proceeds on a timely basis may constrain the portfolio's ability to meet its obligations (including obligations to redeeming shareholders).
Management – The portfolio is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The portfolio may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The portfolio’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the portfolio’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the portfolio. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the portfolio fall, the value of your investment will go down. The portfolio may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the portfolio invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio's investments may be negatively affected.
Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the portfolio.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The portfolio may also lose any premium it paid on prepaid securities.
Real Estate Securities – Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in operating expenses, property taxes or interest rates.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.
Short Positions – The portfolio may enter into derivatives transactions that have a similar economic effect as short sales such as taking short positions in futures contracts. The portfolio will incur a loss as a result of a short position if the price of the asset sold short increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the sub-adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because the portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited.
Small and Medium Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Underlying Portfolios – When the portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Investing in underlying portfolios subjects the portfolio to the risks of investing in the underlying securities or assets held by those underlying portfolios. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios' shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “List and Description of Underlying Portfolios” section of the portfolio's prospectus identifies certain risks of each underlying portfolio.
U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamericaseriestrust.com/content/Performance.aspx or by calling 1-888-233-4339.
Prior to July 1, 2016, the portfolio had a different sub-adviser and used different investment strategies. The performance set forth from May 1, 2014 to that date is attributable to that previous sub-adviser. From April 17, 2012 to May 1, 2014, the portfolio was directly managed by TAM, and performance during that period is attributable to TAM. Prior to April 17, 2012, the portfolio had a different portfolio construction manager, and performance set forth prior to that date is attributable to that previous portfolio construction manager.

Annual Total Returns (calendar years ended December 31) - Initial Class
	Quarter Ended	Return
Best Quarter:	6/30/2009	18.47%
Worst Quarter:	12/31/2008	-22.25%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Inception Date
Initial Class	24.63%	11.05%	4.94%	05/01/2002
Service Class	24.37%	10.77%	4.69%	05/01/2003
Wilshire 5000 Total Market IndexSM (reflects no deduction for fees, expenses or taxes)	20.99%	15.43%	8.63%
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: J.P. Morgan Investment Management Inc. Portfolio Managers:
Michael Feser, CFA	Portfolio Manager	since 2016
Jeff Geller, CFA	Portfolio Manager	since 2016
Grace Koo, Ph.D.	Portfolio Manager	since 2016
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2019. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica JPMorgan Asset Allocation – Moderate Growth VP (formerly, Transamerica Asset Allocation – Moderate Growth VP)

Investment Objective: Seeks capital appreciation with current income as a secondary objective.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio  shares, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.
Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.12%	0.12%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.02%	0.02%
Acquired fund fees and expenses	0.74%	0.74%
Total annual fund operating expenses[1]	0.88%	1.13%
1	Total annual fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$ 90	$281	$488	$1,084
Service Class	$115	$359	$622	$1,375
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 4% of the average value of its portfolio.
Principal Investment Strategies: The portfolio’s sub-adviser, J.P. Morgan Investment Management Inc. (the “sub-adviser”), seeks to achieve the portfolio’s investment objective by investing its assets in a broad mix of underlying Transamerica funds (“underlying portfolios”).
The portfolio expects to allocate its assets among underlying portfolios with the goal of achieving exposure targets over time of approximately 70% of its net assets in equities, which may include stocks and real estate securities, and approximately 30% of its net assets in fixed income, which may include bonds, cash equivalents and other debt securities. The actual percentage allocations at any time may vary. The sub-adviser may increase equity exposure to approximately 90% of net assets or may decrease equity exposure to approximately 30%, and may increase fixed income exposure to approximately 70% of net assets or may decrease fixed income exposure to approximately 10% of net assets, subject to the portfolio’s multi-factor risk management framework. The risk management framework incorporates quantitative models and signals. Under this framework, the portfolio’s maximum equity exposure may be limited in response to individual asset class momentum signals and a portfolio level volatility signal. Notwithstanding the portfolio’s equity target and any maximum equity exposure limit imposed under the risk management framework, the sub-adviser may elect to allocate fewer assets to equities and more assets to fixed income when it believes it is advisable to do so. The portfolio may not achieve its stated asset mix goal.
In seeking to achieve the investment objective of the portfolio, the sub-adviser employs an investment process consisting of four integrated components: strategic asset allocation, underlying strategy and portfolio selection, active asset allocation and the multifactor risk management framework. For the first three components, the sub-adviser’s portfolio management team draws on the analysis produced by dedicated research and strategy teams who support the investment process by generating qualitative and quantitative research and insights on the underlying portfolios TAM has designated as available for investment by the portfolio. For the fourth component, the portfolio management team draws on the output of its multi-factor risk management framework, which is a quantitative driven process that makes asset class allocation recommendations and may impose a maximum equity exposure limit and require equity exposure reductions based on a set of individual asset class momentum signals and a portfolio level volatility signal.
As part of its investment process, the sub-adviser selects underlying equity and fixed income portfolios to invest in from the underlying portfolios TAM has designated as available for investment by the portfolio and rebalances the portfolio’s assets among the selected underlying portfolios. (See the “List and Description of Underlying Portfolios” section of the prospectus.) The underlying portfolios include portfolios sub-advised by the sub-adviser. Consistent with the portfolio’s objective and strategies, the sub-adviser is permitted to invest any portion of the portfolio’s assets in underlying portfolios which it sub-advises. When choosing among potential underlying portfolios the sub-adviser faces a conflict of interest, because it will receive additional fees when it selects underlying portfolios for which it also acts as sub-adviser. For more information on the sub-adviser’s conflicts of interest, see Appendix B – “Portfolio Managers” to the SAI.
Exposure to high yield bonds (commonly known as “junk bonds”) and floating rate loans together generally will not exceed 10% of the portfolio’s net assets. Junk bonds are high-risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the portfolio’s sub-adviser).
Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio’s ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.
It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time. The portfolio may be a significant shareholder in certain underlying portfolios.
The portfolio may have exposure to derivatives instruments, such as options, futures or forward contracts and swaps through its investments in the underlying portfolios. The portfolio also may, but is not required to, invest in derivative instruments such as futures contracts for a variety of purposes, including as a means to manage equity and fixed income exposure (including for purposes of complying with the risk management framework) without having to purchase or sell underlying portfolios and to increase the portfolio’s return as a non-hedging strategy that may be considered speculative. For example, when the level of market volatility is increasing, the sub-adviser may limit the portfolio’s equity exposure by shorting or selling long futures positions on an index. It is anticipated that any derivatives usage by the portfolio would primarily involve the use of exchange-traded equity index, U.S. Treasury and currency futures, but the portfolio also could utilize other types of derivatives. The use of derivatives may be deemed to involve the use of leverage because the portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price and because the portfolio’s use of derivative instruments may result in its exposure exceeding 100% of portfolio value. The portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin for the portfolio’s obligations under derivatives transactions.
The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.
Principal Risks: Risk is inherent in all investing. Many factors affect the portfolio's performance. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the portfolio (either directly or through its investments in underlying portfolios). Each risk described below may not apply to each underlying portfolio and an underlying portfolio may be subject to additional or different risks than those described below. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Active Trading – The portfolio may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs.
Asset Allocation – The sub-adviser allocates the portfolio's assets among various asset classes and underlying portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses, and may cause the portfolio to underperform.
Asset Class Variation – The underlying portfolios invest principally in the securities constituting their asset class (i.e., equity or fixed income). However, an underlying portfolio may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying portfolios at any given time, and the percentage of the portfolio's assets invested in various underlying portfolios, the portfolio's actual exposure to the securities in a particular asset class may vary substantially from its target allocation for that asset class.
Commodities and Commodity-Related Securities – To the extent the portfolio invests in commodities or instruments whose performance is linked to the price of an underlying commodity or commodity index, the portfolio will be subject to the risks of investing in commodities, including regulatory, economic and political developments, weather events and natural disasters and market disruptions. The portfolio's investment exposure to the commodities markets may subject the portfolio to greater volatility than investments in more traditional securities, such as stocks and bonds. Commodities and commodity-linked investments may be less liquid than other investments. Commodity-linked investments are subject to the credit risks associated with the issuer, and their values may decline substantially if the issuer's creditworthiness deteriorates.
Convertible Securities – Convertible securities share investment characteristics of both fixed income and equity securities. The value of these securities may vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also may be less volatile than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
Counterparty – The portfolio will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the portfolio or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the portfolio may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Currency Hedging – The portfolio may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a portfolio may be worse off than if it had not used a hedging strategy or instrument.
Derivatives – Using derivatives exposes the portfolio to additional risks and can increase portfolio losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the portfolio. Using derivatives may have a leveraging effect, increase portfolio volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the portfolio than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Portfolio—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the portfolio. If the proposed rule, or a different rule, takes effect, it could limit the ability of the portfolio to invest in derivatives.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. If the portfolio holds equity securities in a company that becomes insolvent, the portfolio’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the portfolio’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the portfolio fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the portfolio faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Floating Rate Loans – Floating rate loans are often made to borrowers whose financial condition is troubled or highly leveraged. These loans frequently are rated below investment grade and are therefore subject to “High-Yield Debt Securities” risk. There is no public market for floating rate loans and the loans may trade infrequently and be subject to wide bid/ask spreads. Many floating rate loans are subject to restrictions on resale. Floating rate loans may have trade settlement periods in excess of seven days, which may result in the portfolio not receiving proceeds from the sale of a loan for an extended period. As a result, the portfolio may be subject to greater “Liquidity” risk than a fund that does not invest in floating rate loans and the portfolio may be constrained in its ability to meet its obligations (including obligations to redeeming shareholders). The lack of an active trading market may also make it more difficult to value floating rate loans. Rising interest rates can lead to increased default rates on floating rate loans, as borrowers find themselves faced with higher payments.
Focused Investing – To the extent the portfolio invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the portfolio will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Frontier Markets – Frontier market countries generally have smaller economies and even less developed capital markets than emerging market countries, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The magnification of risks are the result of: potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The portfolio faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the portfolio may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the portfolio.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the portfolio, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the portfolio. The portfolio also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the portfolio's assets. The portfolio also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the portfolio to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss. The portfolio may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, the portfolio could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan. Junior loans, which have a lower place in the borrower’s capital structure than senior loans and may be unsecured, involve a higher degree of overall risk than senior loans of the same borrower. The portfolio's investments in loans are also subject to prepayment or call risk. Loans may have settlement periods in excess of seven days. Failure to receive sales proceeds on a timely basis may constrain the portfolio's ability to meet its obligations (including obligations to redeeming shareholders).
Management – The portfolio is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The portfolio may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The portfolio’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the portfolio’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the portfolio. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the portfolio fall, the value of your investment will go down. The portfolio may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the portfolio invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio's investments may be negatively affected.
Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the portfolio.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The portfolio may also lose any premium it paid on prepaid securities.
Real Estate Securities – Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in operating expenses, property taxes or interest rates.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S.
federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.
Risk Management Framework – The portfolio is subject to a multi-factor risk management framework that is intended to reduce equity exposure under certain market conditions. This framework may impose a maximum equity exposure limit for the portfolio in response to individual asset class momentum signals and a portfolio level volatility signal. The framework is intended to improve the portfolio’s absolute and risk-adjusted returns but may not work as intended. The framework may result in the portfolio not achieving its stated asset mix goal or may cause the portfolio to underperform, possibly significantly. Because market conditions change, sometimes rapidly and unpredictably, the success of the framework also will be subject to the sub-adviser’s ability to implement the framework in a timely and efficient manner. The framework may limit the portfolio’s ability to participate in rising markets and may increase transaction costs at the portfolio and/or underlying portfolio level. The framework incorporates quantitative models and signals. If those models or signals prove to be flawed or for other reasons do not produce the desired results, any decisions made in reliance thereon may expose the portfolio to additional risks and losses. The use of models has inherent risks, and the success of relying on or otherwise using a model depends, among other things, on the accuracy and completeness of the model’s development, implementation and maintenance; on the model’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the model. The framework also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The framework also may have the effect of limiting the amount of guaranteed benefits. The portfolio’s performance may be lower than similar portfolios that are not subject to a risk management framework. The use of derivatives in connection with the framework may expose the portfolio to different and potentially greater risks than if it had only invested in underlying portfolios.
Short Positions – The portfolio may enter into derivatives transactions that have a similar economic effect as short sales such as taking short positions in futures contracts. The portfolio will incur a loss as a result of a short position if the price of the asset sold short increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the sub-adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because the portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited.
Small and Medium Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Underlying Portfolios – When the portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Investing in underlying portfolios subjects the portfolio to the risks of investing in the underlying securities or assets held by those underlying portfolios. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios' shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “List and Description of Underlying Portfolios” section of the portfolio's prospectus identifies certain risks of each underlying portfolio.
U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamericaseriestrust.com/content/Performance.aspx or by calling 1-888-233-4339.
Prior to July 1, 2016, the portfolio had a different sub-adviser and used different investment strategies. The performance set forth from May 1, 2014 to that date is attributable to that previous sub-adviser. From April 17, 2012 to May 1, 2014, the portfolio was directly managed by TAM, and performance during that period is attributable to TAM. Prior to April 17, 2012, the portfolio had a different portfolio construction manager, and performance set forth prior to that date is attributable to that previous portfolio construction manager.

Annual Total Returns (calendar years ended December 31) - Initial Class
	Quarter Ended	Return
Best Quarter:	6/30/2009	15.60%
Worst Quarter:	12/31/2008	-17.33%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Inception Date
Initial Class	19.77%	8.85%	4.87%	05/01/2002
Service Class	19.49%	8.58%	4.61%	05/01/2003
Wilshire 5000 Total Market IndexSM (reflects no deduction for fees, expenses or taxes)	20.99%	15.43%	8.63%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	3.54%	2.10%	4.01%
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: J.P. Morgan Investment Management Inc. Portfolio Managers:
Michael Feser, CFA	Portfolio Manager	since 2016
Jeff Geller, CFA	Portfolio Manager	since 2016
Grace Koo, Ph.D.	Portfolio Manager	since 2016
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2019. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica JPMorgan Asset Allocation – Moderate VP (formerly, Transamerica Asset Allocation – Moderate VP)

Investment Objective: Seeks capital appreciation and current income.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio  shares, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.
Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.12%	0.12%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.02%	0.02%
Acquired fund fees and expenses	0.68%	0.68%
Total annual fund operating expenses[1]	0.82%	1.07%
1	Total annual fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$ 84	$262	$455	$1,014
Service Class	$109	$340	$590	$1,306
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 3% of the average value of its portfolio.
Principal Investment Strategies: The portfolio’s sub-adviser, J.P. Morgan Investment Management Inc. (the “sub-adviser”), seeks to achieve the portfolio’s investment objective by investing its assets in a broad mix of underlying Transamerica funds (“underlying portfolios”).
The portfolio expects to allocate its assets among underlying portfolios with the goal of achieving exposure targets over time of approximately 50% of its net assets in equities, which may include stocks and real estate securities, and approximately 50% of its net assets in fixed income, which may include bonds, cash equivalents and other debt securities. The actual percentage allocations at any time may vary. The sub-adviser may increase equity exposure to approximately 70% of net assets or may decrease equity exposure to approximately 15%, and may increase fixed income exposure to approximately 85% of net assets or may decrease fixed income exposure to approximately 30% of net assets, subject to the portfolio’s multi-factor risk management framework. The risk management framework incorporates quantitative models and signals. Under this framework, the portfolio’s maximum equity exposure may be limited in response to individual asset class momentum signals and a portfolio level volatility signal. Notwithstanding the portfolio’s equity target and any maximum equity exposure limit imposed under the risk management framework, the sub-adviser may elect to allocate fewer assets to equities and more assets to fixed income when it believes it is advisable to do so. The portfolio may not achieve its stated asset mix goal.
In seeking to achieve the investment objective of the portfolio, the sub-adviser employs an investment process consisting of four integrated components: strategic asset allocation, underlying strategy and portfolio selection, active asset allocation and the multifactor risk management framework. For the first three components, the sub-adviser’s portfolio management team draws on the analysis produced by dedicated research and strategy teams who support the investment process by generating qualitative and quantitative research and insights on the underlying portfolios TAM has designated as available for investment by the portfolio. For the fourth component, the portfolio management team draws on the output of its multi-factor risk management framework, which is a quantitative driven process that makes asset class allocation recommendations and may impose a maximum equity exposure limit and require equity exposure reductions based on a set of individual asset class momentum signals and a portfolio level volatility signal.
As part of its investment process, the sub-adviser selects underlying equity and fixed income portfolios to invest in from the underlying portfolios TAM has designated as available for investment by the portfolio and rebalances the portfolio’s assets among the selected underlying portfolios. (See the “List and Description of Underlying Portfolios” section of the prospectus.) The underlying portfolios include portfolios sub-advised by the sub-adviser. Consistent with the portfolio’s objective and strategies, the sub-adviser is permitted to invest any portion of the portfolio’s assets in underlying portfolios which it sub-advises. When choosing among potential underlying portfolios the sub-adviser faces a conflict of interest, because it will receive additional fees when it selects underlying portfolios for which it also acts as sub-adviser. For more information on the sub-adviser’s conflicts of interest, see Appendix B – “Portfolio Managers” to the SAI.
Exposure to high yield bonds (commonly known as “junk bonds”) and floating rate loans together generally will not exceed 10% of the portfolio’s net assets. Junk bonds are high-risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the portfolio’s sub-adviser).
Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio’s ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.
It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time. The portfolio may be a significant shareholder in certain underlying portfolios.
The portfolio may have exposure to derivatives instruments, such as options, futures or forward contracts and swaps through its investments in the underlying portfolios. The portfolio also may, but is not required to, invest in derivative instruments such as futures contracts for a variety of purposes, including as a means to manage equity and fixed income exposure (including for purposes of complying with the risk management framework) without having to purchase or sell underlying portfolios and to increase the portfolio’s return as a non-hedging strategy that may be considered speculative. For example, when the level of market volatility is increasing, the sub-adviser may limit the portfolio’s equity exposure by shorting or selling long futures positions on an index. It is anticipated that any derivatives usage by the portfolio would primarily involve the use of exchange-traded equity index, U.S. Treasury and currency futures, but the portfolio also could utilize other types of derivatives. The use of derivatives may be deemed to involve the use of leverage because the portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price and because the portfolio’s use of derivative instruments may result in its exposure exceeding 100% of portfolio value. The portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin for the portfolio’s obligations under derivatives transactions.
The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.
Principal Risks: Risk is inherent in all investing. Many factors affect the portfolio's performance. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the portfolio (either directly or through its investments in underlying portfolios). Each risk described below may not apply to each underlying portfolio and an underlying portfolio may be subject to additional or different risks than those described below. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Active Trading – The portfolio may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs.
Asset Allocation – The sub-adviser allocates the portfolio's assets among various asset classes and underlying portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses, and may cause the portfolio to underperform.
Asset Class Variation – The underlying portfolios invest principally in the securities constituting their asset class (i.e., equity or fixed income). However, an underlying portfolio may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying portfolios at any given time, and the percentage of the portfolio's assets invested in various underlying portfolios, the portfolio's actual exposure to the securities in a particular asset class may vary substantially from its target allocation for that asset class.
Commodities and Commodity-Related Securities – To the extent the portfolio invests in commodities or instruments whose performance is linked to the price of an underlying commodity or commodity index, the portfolio will be subject to the risks of investing in commodities, including regulatory, economic and political developments, weather events and natural disasters and market disruptions. The portfolio's investment exposure to the commodities markets may subject the portfolio to greater volatility than investments in more traditional securities, such as stocks and bonds. Commodities and commodity-linked investments may be less liquid than other investments. Commodity-linked investments are subject to the credit risks associated with the issuer, and their values may decline substantially if the issuer's creditworthiness deteriorates.
Convertible Securities – Convertible securities share investment characteristics of both fixed income and equity securities. The value of these securities may vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also may be less volatile than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
Counterparty – The portfolio will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the portfolio or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the portfolio may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Currency Hedging – The portfolio may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a portfolio may be worse off than if it had not used a hedging strategy or instrument.
Derivatives – Using derivatives exposes the portfolio to additional risks and can increase portfolio losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the portfolio. Using derivatives may have a leveraging effect, increase portfolio volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the portfolio than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Portfolio—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the portfolio. If the proposed rule, or a different rule, takes effect, it could limit the ability of the portfolio to invest in derivatives.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. If the portfolio holds equity securities in a company that becomes insolvent, the portfolio’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the portfolio’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the portfolio fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the portfolio faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Floating Rate Loans – Floating rate loans are often made to borrowers whose financial condition is troubled or highly leveraged. These loans frequently are rated below investment grade and are therefore subject to “High-Yield Debt Securities” risk. There is no public market for floating rate loans and the loans may trade infrequently and be subject to wide bid/ask spreads. Many floating rate loans are subject to restrictions on resale. Floating rate loans may have trade settlement periods in excess of seven days, which may result in the portfolio not receiving proceeds from the sale of a loan for an extended period. As a result, the portfolio may be subject to greater “Liquidity” risk than a fund that does not invest in floating rate loans and the portfolio may be constrained in its ability to meet its obligations (including obligations to redeeming shareholders). The lack of an active trading market may also make it more difficult to value floating rate loans. Rising interest rates can lead to increased default rates on floating rate loans, as borrowers find themselves faced with higher payments.
Focused Investing – To the extent the portfolio invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the portfolio will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Frontier Markets – Frontier market countries generally have smaller economies and even less developed capital markets than emerging market countries, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The magnification of risks are the result of: potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The portfolio faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the portfolio may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the portfolio.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the portfolio, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the portfolio. The portfolio also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the portfolio's assets. The portfolio also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the portfolio to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss. The portfolio may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, the portfolio could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan. Junior loans, which have a lower place in the borrower’s capital structure than senior loans and may be unsecured, involve a higher degree of overall risk than senior loans of the same borrower. The portfolio's investments in loans are also subject to prepayment or call risk. Loans may have settlement periods in excess of seven days. Failure to receive sales proceeds on a timely basis may constrain the portfolio's ability to meet its obligations (including obligations to redeeming shareholders).
Management – The portfolio is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The portfolio may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The portfolio’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the portfolio’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the portfolio. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the portfolio fall, the value of your investment will go down. The portfolio may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the portfolio invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio's investments may be negatively affected.
Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the portfolio.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The portfolio may also lose any premium it paid on prepaid securities.
Real Estate Securities – Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in operating expenses, property taxes or interest rates.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S.
federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.
Risk Management Framework – The portfolio is subject to a multi-factor risk management framework that is intended to reduce equity exposure under certain market conditions. This framework may impose a maximum equity exposure limit for the portfolio in response to individual asset class momentum signals and a portfolio level volatility signal. The framework is intended to improve the portfolio’s absolute and risk-adjusted returns but may not work as intended. The framework may result in the portfolio not achieving its stated asset mix goal or may cause the portfolio to underperform, possibly significantly. Because market conditions change, sometimes rapidly and unpredictably, the success of the framework also will be subject to the sub-adviser’s ability to implement the framework in a timely and efficient manner. The framework may limit the portfolio’s ability to participate in rising markets and may increase transaction costs at the portfolio and/or underlying portfolio level. The framework incorporates quantitative models and signals. If those models or signals prove to be flawed or for other reasons do not produce the desired results, any decisions made in reliance thereon may expose the portfolio to additional risks and losses. The use of models has inherent risks, and the success of relying on or otherwise using a model depends, among other things, on the accuracy and completeness of the model’s development, implementation and maintenance; on the model’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the model. The framework also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The framework also may have the effect of limiting the amount of guaranteed benefits. The portfolio’s performance may be lower than similar portfolios that are not subject to a risk management framework. The use of derivatives in connection with the framework may expose the portfolio to different and potentially greater risks than if it had only invested in underlying portfolios.
Short Positions – The portfolio may enter into derivatives transactions that have a similar economic effect as short sales such as taking short positions in futures contracts. The portfolio will incur a loss as a result of a short position if the price of the asset sold short increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the sub-adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because the portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited.
Small and Medium Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Underlying Portfolios – When the portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Investing in underlying portfolios subjects the portfolio to the risks of investing in the underlying securities or assets held by those underlying portfolios. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios' shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “List and Description of Underlying Portfolios” section of the portfolio's prospectus identifies certain risks of each underlying portfolio.
U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamericaseriestrust.com/content/Performance.aspx or by calling 1-888-233-4339.
Prior to July 1, 2016, the portfolio had a different sub-adviser and used different investment strategies. The performance set forth from May 1, 2014 to that date is attributable to that previous sub-adviser. From April 17, 2012 to May 1, 2014, the portfolio was directly managed by TAM, and performance during that period is attributable to TAM. Prior to April 17, 2012, the portfolio had a different portfolio construction manager, and performance set forth prior to that date is attributable to that previous portfolio construction manager.

Annual Total Returns (calendar years ended December 31) - Initial Class
	Quarter Ended	Return
Best Quarter:	6/30/2009	13.33%
Worst Quarter:	12/31/2008	-13.10%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Inception Date
Initial Class	16.47%	6.99%	4.77%	05/01/2002
Service Class	16.12%	6.73%	4.51%	05/01/2003
Wilshire 5000 Total Market IndexSM (reflects no deduction for fees, expenses or taxes)	20.99%	15.43%	8.63%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	3.54%	2.10%	4.01%
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: J.P. Morgan Investment Management Inc. Portfolio Managers:
Michael Feser, CFA	Portfolio Manager	since 2016
Jeff Geller, CFA	Portfolio Manager	since 2016
Grace Koo, Ph.D.	Portfolio Manager	since 2016
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2019. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica JPMorgan Core Bond VP

Investment Objective: Seeks total return, consisting of current income and capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio  shares, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.
Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees[1]	0.45%	0.45%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.05%	0.05%
Total annual fund operating expenses[2]	0.50%	0.75%
1	Management fees have been restated to reflect a reduction in management fees effective August 1, 2017.
2	Total annual fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not fully reflect the reduction in management fees effective August 1, 2017
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$51	$160	$280	$628
Service Class	$77	$240	$417	$930
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 26% of the average value of its portfolio.
Principal Investment Strategies: The portfolio’s sub-adviser, J.P. Morgan Investment Management Inc. (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of the portfolio’s net assets (plus the amount of borrowings, if any, for investment purposes) in bonds, including (without limitation):
•	U.S. government securities, including Treasury obligations and government sponsored enterprises such as Fannie Mae, Ginnie Mae, Freddie Mac and securities issued by other government agencies and instrumentalities
•	Medium- to high-quality corporate bonds
•	Mortgage-backed securities, including U.S. agency and non-agency pass through and collateralized mortgage obligations (“CMOs”)
•	Asset-backed securities
•	Commercial mortgage-backed securities (“CMBS”)
Generally, such bonds will have intermediate to long maturities.
To a lesser extent, the portfolio may invest in:
•	U.S. dollar-denominated foreign bonds
•	Short-term securities, including agency discount notes, commercial paper and money market funds
The portfolio may invest in bonds and other debt securities that are rated in the lowest investment grade category (commonly known as “junk” bonds). The portfolio’s average weighted maturity will ordinarily range between four and 12 years. The sub-adviser analyzes four major factors in managing and constructing the portfolio’s portfolio: duration, market sector, maturity concentrations and individual securities. The sub-adviser looks for market sectors and individual securities that it believes will perform well over time. The sub-adviser is value oriented and selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. The portfolio may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The portfolio may use derivatives as a substitute for various investments, to alter the investment characteristics of the portfolio, for risk management and/or to increase income or gain to the portfolio.
Principal Risks: Risk is inherent in all investing. Many factors affect the portfolio's performance. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the portfolio. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Counterparty – The portfolio will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the portfolio or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the portfolio may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Derivatives – Using derivatives exposes the portfolio to additional risks and can increase portfolio losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the portfolio. Using derivatives may have a leveraging effect, increase portfolio volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the portfolio than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Portfolio—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the portfolio. If the proposed rule, or a different rule, takes effect, it could limit the ability of the portfolio to invest in derivatives.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the portfolio’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the portfolio fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the portfolio faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The portfolio faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the portfolio may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the portfolio.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the portfolio, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission,

the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the portfolio. The portfolio also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the portfolio's assets. The portfolio also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the portfolio to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss. The portfolio may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The portfolio is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The portfolio may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The portfolio’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the portfolio’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the portfolio. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the portfolio fall, the value of your investment will go down. The portfolio may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the portfolio invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio's investments may be negatively affected.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the portfolio may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The portfolio may also lose any premium it paid on prepaid securities.
U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamericaseriestrust.com/content/Performance.aspx or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Initial Class
	Quarter Ended	Return
Best Quarter:	12/31/2008	4.64%
Worst Quarter:	12/31/2016	-2.94%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Inception Date
Initial Class	3.66%	2.00%	4.55%	10/02/1986
Service Class	3.42%	1.73%	4.29%	05/01/2003
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	3.54%	2.10%	4.01%
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: J.P. Morgan Investment Management Inc. Portfolio Managers:
Richard Figuly	Portfolio Manager	since 2016
Barbara Miller	Portfolio Manager	since 2015
Peter Simons, CFA	Portfolio Manager	since 2015
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2019. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica JPMorgan Enhanced Index VP

Investment Objective: Seeks to earn a total return modestly in excess of the total return performance of the S&P 500® (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500®.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio  shares, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.
Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.66%	0.66%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.03%	0.03%
Total annual fund operating expenses	0.69%	0.94%
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$70	$221	$384	$ 859
Service Class	$96	$300	$520	$1,155
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 37% of the average value of its portfolio.
Principal Investment Strategies: The portfolio’s sub-adviser, J.P. Morgan Investment Management Inc. (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of large- and medium-capitalization U.S. companies. The portfolio may invest in foreign companies. The sub-adviser will normally keep the portfolio as fully invested in equity securities as practicable. Industry by industry, the portfolio’s weightings are generally similar to those of the S&P 500®. The sub-adviser normally does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500®.
Within each industry, the portfolio’s sub-adviser modestly may overweight stocks that it views as undervalued or fairly valued while modestly underweighting or not holding stocks that it views as overvalued. The portfolio normally invests primarily in common stocks.
The portfolio may invest up to 20% of its assets in short-term, fixed-income instruments, including U.S. government securities and repurchase agreements. The portfolio may use index futures to equitize cash.
Principal Risks: Risk is inherent in all investing. Many factors affect the portfolio's performance. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the portfolio. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Active Trading – The portfolio may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs.
Counterparty – The portfolio will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the portfolio or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the portfolio may decline.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Derivatives – Using derivatives exposes the portfolio to additional risks and can increase portfolio losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the portfolio. Using derivatives may have a leveraging effect, increase portfolio volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the portfolio than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Portfolio—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the portfolio. If the proposed rule, or a different rule, takes effect, it could limit the ability of the portfolio to invest in derivatives.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. If the portfolio holds equity securities in a company that becomes insolvent, the portfolio’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the portfolio fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the portfolio faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the portfolio, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the portfolio. The portfolio also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the portfolio's assets. The portfolio also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Management – The portfolio is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The portfolio may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The portfolio’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the portfolio’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the portfolio. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the portfolio fall, the value of your investment will go down. The portfolio may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the portfolio invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio's investments may be negatively affected.
Medium Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of medium capitalization companies. Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of medium capitalization companies generally are more volatile and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Repurchase Agreements – If the other party to a repurchase agreement defaults on its obligation, the portfolio may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the portfolio could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the portfolio's ability to dispose of the underlying securities may be restricted. In addition, if the portfolio is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Rule 144A and Privately Placed Securities – The portfolio’s investments may include privately placed securities such as Rule 144A securities, which are subject to resale restrictions. Rule 144A permits certain qualified institutional buyers, such as the portfolio, to trade in privately placed securities that have not been registered for sale to the public. Rule 144A and other privately placed securities may be deemed illiquid, and the portfolio might be unable to dispose of such securities promptly or at reasonable prices.
U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.

Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamericaseriestrust.com/content/Performance.aspx or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Initial Class
	Quarter Ended	Return
Best Quarter:	6/30/2009	16.58%
Worst Quarter:	12/31/2008	-21.86%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Inception Date
Initial Class	21.15%	15.32%	8.38%	05/02/1997
Service Class	20.82%	15.04%	8.11%	05/01/2003
S&P 500® (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	8.50%
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: J.P. Morgan Investment Management Inc. Portfolio Managers:
Steven G. Lee	Portfolio Manager	since 2014
Tim Snyder, CFA	Portfolio Manager	since 2013
Raffaele Zingone, CFA	Portfolio Manager	since 1997
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2019. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica JPMorgan International Moderate Growth VP (formerly, Transamerica International Moderate Growth VP)

Investment Objective: Seeks capital appreciation with current income as a secondary objective.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio  shares, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.
Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.12%	0.12%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.04%	0.04%
Acquired fund fees and expenses	0.79%	0.79%
Total annual fund operating expenses[1]	0.95%	1.20%
1	Total annual fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$ 97	$303	$525	$1,166
Service Class	$122	$381	$660	$1,455
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 4% of the average value of its portfolio.
Principal Investment Strategies: The portfolio’s sub-adviser, J.P. Morgan Investment Management Inc. (the “sub-adviser”), seeks to achieve the portfolio’s investment objective by investing its assets in a broad mix of underlying Transamerica funds (“underlying portfolios”).
The portfolio expects to allocate its investments in underlying portfolios with the goal of achieving exposure targets over time of approximately 70% of its net assets in equity securities and approximately 30% of its net assets in fixed income securities, with approximately 5% of its net assets in equity and fixed income securities of issuers in emerging markets. The actual percentage allocations at any time may vary. The portfolio will generally have exposure to issuers located in at least three different countries outside the U.S. The sub-adviser may increase its international developed markets equity exposure to approximately 90% of the portfolio’s net assets or decrease its international developed markets equity exposure to approximately 30% of net assets, and may increase fixed income exposure to approximately 70% of net assets or may decrease fixed income exposure to approximately 10% of net assets, subject to the portfolio’s multi-factor risk management framework. The risk management framework incorporates quantitative models and signals. Under this framework, the portfolio’s maximum equity exposure may be limited in response to individual asset class momentum signals and a portfolio level volatility signal. Notwithstanding the portfolio’s equity target and any maximum equity exposure limit imposed under the risk management framework, the sub-adviser may elect to allocate fewer assets to equities and more assets to fixed income when it believes it is advisable to do so. The portfolio may not achieve its stated asset mix goal.
In seeking to achieve the investment objective of the portfolio, the sub-adviser employs an investment process consisting of four integrated components: strategic asset allocation, underlying strategy and portfolio selection, active asset allocation and the multifactor risk management framework. For the first three components, the sub-adviser’s portfolio management team draws on the analysis produced by dedicated research and strategy teams who support the investment process by generating qualitative and quantitative research and insights on the underlying portfolios TAM has designated as available for investment by the portfolio. For the fourth component, the portfolio management team draws on the output of its multi-factor risk management framework, which is a quantitative driven process that makes asset class allocation recommendations and may impose a maximum equity exposure limit and require equity exposure reductions based on a set of individual asset class momentum signals and a portfolio level volatility signal.
As part of its investment process, the sub-adviser selects underlying equity and fixed income portfolios to invest in from the underlying portfolios TAM has designated as available for investment by the portfolio and rebalances the portfolio’s assets among the selected underlying portfolios. (See the “List and Description of Underlying Portfolios” section of the prospectus.) The underlying portfolios include portfolios sub-advised by the sub-adviser.

Consistent with the portfolio’s objective and strategies, the sub-adviser is permitted to invest any portion of the portfolio’s assets in underlying portfolios which it sub-advises. When choosing among potential underlying portfolios the sub-adviser faces a conflict of interest, because it will receive additional fees when it selects underlying portfolios for which it also acts as sub-adviser. For more information on the sub-adviser’s conflicts of interest, see Appendix B – “Portfolio Managers” to the SAI.
Exposure to high yield bonds (commonly known as “junk bonds”) and floating rate loans together generally will not exceed 10% of the portfolio’s net assets. Junk bonds are high-risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the portfolio’s sub-adviser).
Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio’s ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.
It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time. The portfolio may be a significant shareholder in certain underlying portfolios.
The portfolio may have exposure to derivatives instruments, such as options, futures or forward contracts and swaps through its investments in the underlying portfolios. The portfolio also may, but is not required to, invest in derivative instruments such as futures contracts for a variety of purposes, including as a means to manage equity and fixed income exposure (including for purposes of complying with the risk management framework) without having to purchase or sell underlying portfolios and to increase the portfolio’s return as a non-hedging strategy that may be considered speculative. For example, when the level of market volatility is increasing, the sub-adviser may limit the portfolio’s equity exposure by shorting or selling long futures positions on an index. It is anticipated that any derivatives usage by the portfolio would primarily involve the use of exchange-traded equity index, U.S. Treasury and currency futures, but the portfolio also could utilize other types of derivatives. The use of derivatives may be deemed to involve the use of leverage because the portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price and because the portfolio’s use of derivative instruments may result in its exposure exceeding 100% of portfolio value. The portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin for the portfolio’s obligations under derivatives transactions.
The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.
Principal Risks: Risk is inherent in all investing. Many factors affect the portfolio's performance. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio, through its investments in underlying portfolios, is subject to the risks of the underlying portfolios. The following is a summary description of principal risks (in alphabetical order) of investing in the portfolio (either directly or through its investments in underlying portfolios). Each risk described below may not apply to each underlying portfolio and an underlying portfolio may be subject to additional or different risks than those described below. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Active Trading – The portfolio may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs.
Asset Allocation – The sub-adviser allocates the portfolio's assets among various asset classes and underlying portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses, and may cause the portfolio to underperform.
Asset Class Variation – The underlying portfolios invest principally in the securities constituting their asset class (i.e., equity or fixed income). However, an underlying portfolio may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying portfolios at any given time, and the percentage of the portfolio's assets invested in various underlying portfolios, the portfolio's actual exposure to the securities in a particular asset class may vary substantially from its target allocation for that asset class.
Commodities and Commodity-Related Securities – To the extent the portfolio invests in commodities or instruments whose performance is linked to the price of an underlying commodity or commodity index, the portfolio will be subject to the risks of investing in commodities, including regulatory, economic and political developments, weather events and natural disasters and market disruptions. The portfolio's investment exposure to the commodities markets may subject the portfolio to greater volatility than investments in more traditional securities, such as stocks and bonds. Commodities and commodity-linked investments may be less liquid than other investments. Commodity-linked investments are subject to the credit risks associated with the issuer, and their values may decline substantially if the issuer's creditworthiness deteriorates.
Convertible Securities – Convertible securities share investment characteristics of both fixed income and equity securities. The value of these securities may vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also may be less volatile than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
Counterparty – The portfolio will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the portfolio or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the portfolio may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Currency Hedging – The portfolio may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a portfolio may be worse off than if it had not used a hedging strategy or instrument.
Derivatives – Using derivatives exposes the portfolio to additional risks and can increase portfolio losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the portfolio. Using derivatives may have a leveraging effect, increase portfolio volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the portfolio than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Portfolio—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the portfolio. If the proposed rule, or a different rule, takes effect, it could limit the ability of the portfolio to invest in derivatives.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. If the portfolio holds equity securities in a company that becomes insolvent, the portfolio’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the portfolio’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the portfolio fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the portfolio faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Floating Rate Loans – Floating rate loans are often made to borrowers whose financial condition is troubled or highly leveraged. These loans frequently are rated below investment grade and are therefore subject to “High-Yield Debt Securities” risk. There is no public market for floating rate loans and the loans may trade infrequently and be subject to wide bid/ask spreads. Many floating rate loans are subject to restrictions on resale. Floating rate loans may have trade settlement periods in excess of seven days, which may result in the portfolio not receiving proceeds from the sale of a loan for an extended period. As a result, the portfolio may be subject to greater “Liquidity” risk than a fund that does not invest in floating rate loans and the portfolio may be constrained in its ability to meet its obligations (including obligations to redeeming shareholders). The lack of an active trading market may also make it more difficult to value floating rate loans. Rising interest rates can lead to increased default rates on floating rate loans, as borrowers find themselves faced with higher payments.
Focused Investing – To the extent the portfolio invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the portfolio will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The portfolio faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the portfolio may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the portfolio.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the portfolio, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the portfolio. The portfolio also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the portfolio's assets. The portfolio also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the portfolio to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss. The portfolio may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).

Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, the portfolio could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan. Junior loans, which have a lower place in the borrower’s capital structure than senior loans and may be unsecured, involve a higher degree of overall risk than senior loans of the same borrower. The portfolio's investments in loans are also subject to prepayment or call risk. Loans may have settlement periods in excess of seven days. Failure to receive sales proceeds on a timely basis may constrain the portfolio's ability to meet its obligations (including obligations to redeeming shareholders).
Management – The portfolio is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The portfolio may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The portfolio’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the portfolio’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the portfolio. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the portfolio fall, the value of your investment will go down. The portfolio may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the portfolio invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio's investments may be negatively affected.
Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the portfolio.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The portfolio may also lose any premium it paid on prepaid securities.
Real Estate Securities – Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in operating expenses, property taxes or interest rates.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.
Risk Management Framework – The portfolio is subject to a multi-factor risk management framework that is intended to reduce equity exposure under certain market conditions. This framework may impose a maximum equity exposure limit for the portfolio in response to individual asset class momentum signals and a portfolio level volatility signal. The framework is intended to improve the portfolio’s absolute and risk-adjusted returns but may not work as intended. The framework may result in the portfolio not achieving its stated asset mix goal or may cause the portfolio to underperform, possibly significantly. Because market conditions change, sometimes rapidly and unpredictably, the success of the framework also will be subject to the sub-adviser’s ability to implement the framework in a timely and efficient manner. The framework may limit the portfolio’s ability to participate in rising markets and may increase transaction costs at the portfolio and/or underlying portfolio level. The framework incorporates quantitative models and signals. If those models or signals prove to be flawed or for other reasons do not produce the desired results, any decisions made in reliance thereon may expose the portfolio to additional risks and losses. The use of models has inherent risks, and the success of relying on or otherwise using a model depends, among other things, on the accuracy and completeness of the model’s development, implementation and maintenance; on the model’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the model. The framework also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The framework also may have the effect of limiting the amount of guaranteed benefits. The portfolio’s performance may be lower than similar portfolios that are not subject to a risk management framework. The use of derivatives in connection with the framework may expose the portfolio to different and potentially greater risks than if it had only invested in underlying portfolios.
Short Positions – The portfolio may enter into derivatives transactions that have a similar economic effect as short sales such as taking short positions in futures contracts. The portfolio will incur a loss as a result of a short position if the price of the asset sold short increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the sub-adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because the portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited.
Small and Medium Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Underlying Portfolios – When the portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Investing in underlying portfolios subjects the portfolio to the risks of investing in the underlying securities or assets held by those underlying portfolios. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios' shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “List and Description of Underlying Portfolios” section of the portfolio's prospectus identifies certain risks of each underlying portfolio.
U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamericaseriestrust.com/content/Performance.aspx or by calling 1-888-233-4339.
Prior to July 1, 2016, the portfolio had a different sub-adviser and used different investment strategies. The performance set forth from May 1, 2014 to that date is attributable to that previous sub-adviser. From April 17, 2012 to May 1, 2014, the portfolio was directly managed by TAM, and performance during that period is attributable to TAM. Prior to April 17, 2012, the portfolio had a different portfolio construction manager, and performance set forth prior to that date is attributable to that previous portfolio construction manager.

Annual Total Returns (calendar years ended December 31) - Initial Class
	Quarter Ended	Return
Best Quarter:	6/30/2009	17.63%
Worst Quarter:	9/30/2008	-16.96%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Inception Date
Initial Class	21.78%	6.34%	2.67%	05/01/2006
Service Class	21.47%	6.09%	2.41%	05/01/2006
MSCI World Index ex-U.S. (reflects no deduction for fees, expenses or taxes)	24.81%	7.97%	2.38%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	3.54%	2.10%	4.01%
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: J.P. Morgan Investment Management Inc. Portfolio Managers:
Michael Feser, CFA	Portfolio Manager	since 2016
Jeff Geller, CFA	Portfolio Manager	since 2016
Grace Koo, Ph.D.	Portfolio Manager	since 2016
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2019. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica JPMorgan Mid Cap Value VP

Investment Objective: Seeks growth from capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio  shares, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.
Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.84%	0.84%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.03%	0.03%
Total annual fund operating expenses	0.87%	1.12%
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$ 89	$278	$482	$1,073
Service Class	$114	$356	$617	$1,363
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 15% of the average value of its portfolio.
Principal Investment Strategies: The portfolio’s sub-adviser, J.P. Morgan Investment Management Inc. (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of the portfolio’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of mid cap companies. Mid cap companies are companies with market capitalizations equal to those within the universe of the Russell Midcap® Value Index1 and/or between $1 billion and $20 billion at the time of purchase. As of the date of the last reconstitution of the Russell Midcap® Value Index on June 23, 2017, the market capitalizations of the companies in the index ranged from $1.70 billion to $31.28 billion. The portfolio will normally only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The portfolio may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities, which may take the form of depositary receipts. The portfolio may also invest up to 15% of its net assets in real estate investment trusts (“REITs”). Maximum weightings in any sector are double that of the benchmark or 25%, whichever is greater.
The sub-adviser may use derivatives, including futures contracts, covered call options, options on futures contracts and stock index futures and options, for the purpose of remaining fully invested, equitizing cash, reducing transaction costs or managing interest rate risk.
Principal Risks: Risk is inherent in all investing. Many factors affect the portfolio's performance. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the portfolio. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Convertible Securities – Convertible securities share investment characteristics of both fixed income and equity securities. The value of these securities may vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also may be less volatile than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
Counterparty – The portfolio will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the portfolio or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the portfolio may decline.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change.
1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Derivatives – Using derivatives exposes the portfolio to additional risks and can increase portfolio losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the portfolio. Using derivatives may have a leveraging effect, increase portfolio volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the portfolio than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Portfolio—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the portfolio. If the proposed rule, or a different rule, takes effect, it could limit the ability of the portfolio to invest in derivatives.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. If the portfolio holds equity securities in a company that becomes insolvent, the portfolio’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Focused Investing – To the extent the portfolio invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the portfolio will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the portfolio, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the portfolio. The portfolio also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the portfolio's assets. The portfolio also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Management – The portfolio is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The portfolio may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The portfolio’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the portfolio’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the portfolio. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the portfolio fall, the value of your investment will go down. The portfolio may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the portfolio invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio's investments may be negatively affected.
Medium Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of medium capitalization companies. Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of medium capitalization companies generally are more volatile and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology.

Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamericaseriestrust.com/content/Performance.aspx or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Initial Class
	Quarter Ended	Return
Best Quarter:	9/30/2009	18.10%
Worst Quarter:	12/31/2008	-21.81%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Inception Date
Initial Class	13.47%	13.96%	9.45%	05/03/1999
Service Class	13.19%	13.67%	9.18%	05/01/2003
Russell Midcap® Value Index[1] (reflects no deduction for fees, expenses or taxes)	13.34%	14.68%	9.10%
1Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: J.P. Morgan Investment Management Inc. Portfolio Managers:
Gloria Fu, CFA	Portfolio Manager	since 2006
Lawrence Playford, CFA	Portfolio Manager	since 2004
Jonathan K. L. Simon	Portfolio Manager	since 2004
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2019. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica JPMorgan Tactical Allocation VP

Investment Objective: Seeks current income and preservation of capital.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio  shares, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.
Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.70%	0.70%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.07%	0.07%
Acquired fund fees and expenses	0.05%	0.05%
Total annual fund operating expenses[1]	0.82%	1.07%
1	Total annual fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$ 84	$262	$455	$1,014
Service Class	$109	$340	$590	$1,306
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 48% of the average value of its portfolio.
Principal Investment Strategies: The portfolio’s sub-adviser, J.P. Morgan Investment Management Inc. (the “sub-adviser”), seeks to achieve the portfolio’s objective by allocating, under normal circumstances, substantially all of the portfolio’s assets to a mix of asset classes and related futures contracts. Generally, the portfolio’s long-term, strategic asset allocation is expected to be as follows: 25% of portfolio net assets in global equity securities and 75% of portfolio net assets in fixed income securities. The portfolio will primarily hold separate equity and fixed income securities as well as up to a maximum of 10% of net assets allocated to mutual funds advised by the sub-adviser.
In addition to the strategic asset allocation, the portfolio utilizes a risk-controlled tactical asset allocation strategy designed to generate additional return by over/underweighting asset classes that the sub-adviser believes are poised to appreciate/depreciate. In implementing the tactical overlay, the portfolio has the ability to allocate assets as follows: 18% to 32% of portfolio net assets in global equity exposure and 68% to 82% of portfolio net assets in fixed income and cash exposure. The tactical asset allocation process incorporates a wide range of qualitative and quantitative inputs. Using these inputs, the sub-adviser’s investment teams assess the relative attractiveness of different asset classes around the world and determine the appropriate portfolio positions to reflect their views. The tactical positions are typically implemented by buying and selling futures contracts, but may also include the use of mutual funds and exchange traded funds (“ETFs”) to access markets that lack active futures contracts (e.g., emerging markets equity, high yield bonds, real estate investment trusts (“REITs”), emerging markets debt).
The combined position size for U.S. REITs and international REITs will not exceed 5% at time of purchase. The combined position size for emerging markets equity and emerging markets debt will not exceed 5% at time of purchase. The portfolio’s equity allocation may include small, medium or large capitalization companies. The portfolio’s fixed income allocation may include non-agency mortgage-backed securities.
Principal Risks: Risk is inherent in all investing. Many factors affect the portfolio's performance. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the portfolio. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Active Trading – The portfolio may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs.

Asset Allocation – The sub-adviser allocates the portfolio's assets among various asset classes and underlying portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses, and may cause the portfolio to underperform.
Counterparty – The portfolio will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the portfolio or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the portfolio may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Derivatives – Using derivatives exposes the portfolio to additional risks and can increase portfolio losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the portfolio. Using derivatives may have a leveraging effect, increase portfolio volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the portfolio than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Portfolio—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the portfolio. If the proposed rule, or a different rule, takes effect, it could limit the ability of the portfolio to invest in derivatives.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. If the portfolio holds equity securities in a company that becomes insolvent, the portfolio’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the portfolio’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the portfolio fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the portfolio faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The portfolio faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the portfolio may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the portfolio.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the portfolio, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the portfolio. The portfolio also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the portfolio's assets. The portfolio also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the portfolio to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss. The portfolio may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The portfolio is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The portfolio may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The portfolio’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the portfolio’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the portfolio. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the portfolio fall, the value of your investment will go down. The portfolio may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the portfolio invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio's investments may be negatively affected.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the portfolio may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The portfolio may also lose any premium it paid on prepaid securities.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.

Short Sales – A short sale may be effected by selling a security that the portfolio does not own. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The portfolio may also pay transaction costs and borrowing fees in connection with short sales.
Small and Medium Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Tactical Asset Allocation – Tactical asset allocation is an investment strategy that actively adjusts a portfolio’s asset allocation. The portfolio’s tactical asset management discipline may not work as intended. The portfolio may not achieve its objective and may not perform as well as other funds using other asset management styles, including those based on fundamental analysis (a method of evaluating a security that entails attempting to measure its intrinsic value by examining related economic, financial and other factors) or strategic asset allocation (a strategy that involves periodically rebalancing the portfolio in order to maintain a long-term goal for asset allocation). The sub-adviser’s evaluations and assumptions in selecting underlying mutual funds, underlying ETFs or individual securities may be incorrect in view of actual market conditions, and may result in owning securities that underperform other securities.
Underlying Exchange Traded Funds and Mutual Funds – When the portfolio invests its assets in various underlying ETFs and mutual funds (the “underlying portfolios”), its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Investing in underlying portfolios subject to the portfolio to the risks of investing in the underlying securities or assets held by those underlying portfolios. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios' shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests.
Equity-based ETFs are subject to risks similar to those of stocks; fixed income based ETFs are subject to risks similar to those of fixed-income securities. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to certain risks that do not apply to conventional funds, including: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the shares prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally, or one or more of the ETF’s underlying securities is halted; or (v) a limited number of institutions may act as authorized participants to create or redeem block-sized units of ETF shares.
U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamericaseriestrust.com/content/Performance.aspx or by calling 1-888-233-4339.
Prior to May 1, 2011, the portfolio was named Transamerica Federated Market Opportunity VP, had a different sub-adviser, a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to that previous sub-adviser.

Annual Total Returns (calendar years ended December 31) - Initial Class
	Quarter Ended	Return
Best Quarter:	6/30/2010	5.38%
Worst Quarter:	12/31/2008	-7.28%
Prior to September 30, 2017, the Transamerica JPMorgan Tactical Allocation VP Blended Benchmark consisted of the Bloomberg Barclays US Aggregate Bond Index (75%); the Russell 3000® Index (20%); and the MSCI EAFE Index (5%). As of September 30, 2017, the Transamerica JPMorgan Tactical Allocation VP Blended Benchmark consists of the Bloomberg Barclays US Aggregate Bond Index (75%) and the MSCI World Index (25%). These changes were made to the constituent component indexes of the blended benchmark so that the blended benchmark would more accurately reflect the principal strategies of the portfolio.

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Inception Date
Initial Class	8.75%	4.99%	3.53%	03/01/1994
Service Class	8.51%	4.73%	3.29%	05/01/2003
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	3.54%	2.10%	4.01%
Russell 3000® Index[1] (reflects no deduction for fees, expenses or taxes)	21.13%	15.58%	8.60%
Transamerica JPMorgan Tactical Allocation VP Blended Benchmark[2] (reflects no deduction for fees, expenses or taxes)	7.82%	5.07%	5.04%
1Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
2As described above, prior to September 30, 2017, the blended benchmark consisted of the Bloomberg Barclays US Aggregate Bond Index (75%); the Russell 3000® Index (20%); and the MSCI EAFE Index (5%). The average annual total returns of the blended benchmark consisting of these previous constituent component indexes was 7.89%, 5.08% and 5.05% for the 1-, 5- and 10-year periods, respectively, ended December 31, 2017.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: J.P. Morgan Investment Management Inc. Portfolio Managers:
Michael Feser, CFA	Portfolio Manager	since 2016
Nicole Goldberger	Portfolio Manager	since 2011
John Speer	Portfolio Manager	since 2014
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2019. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Legg Mason Dynamic Allocation – Balanced VP

Investment Objective: Seeks capital appreciation and income.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio  shares, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.
Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees[1]	0.57%	0.57%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.03%	0.03%
Acquired fund fees and expenses	0.07%	0.07%
Total annual fund operating expenses[2]	0.67%	0.92%
1	Management fees have been restated to reflect a reduction in management fees effective November 1, 2017.
2	Total annual fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses and do not fully reflect the reduction in management fees effective November 1, 2017.
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$68	$214	$373	$ 835
Service Class	$94	$293	$509	$1,131
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 10% of the average value of its portfolio. Derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the portfolio's turnover rate.
Principal Investment Strategies: Under normal circumstances, the portfolio’s sub-adviser, QS Investors, LLC (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing its assets in a combination of underlying exchange-traded funds (“ETFs”). These underlying ETFs are based on indexes and managed by unaffiliated investment advisers. The sub-adviser is responsible for implementation of the portfolio’s overall asset allocation and the Dynamic Risk Management strategy described below. Western Asset Management Company (“Western”) serves as a sub-sub-adviser to the portfolio and is responsible for the portfolio’s Event Risk Management strategy described below.
The portfolio seeks to achieve its objectives by investing in a range of asset classes combined with the multiple risk management strategies described below.
Target Allocation - The portfolio’s initial target allocation for long-term investments (the “Target Allocation”) will be 50% in equity ETFs and 50% in fixed income ETFs that are not money market funds (“fixed income ETFs”). While changes to the Target Allocation are not expected to be frequent or substantial, the portfolio’s Target Allocation may range from 45% of its net assets in equity ETFs and 55% of its net assets in fixed income ETFs to 55% of its net assets in equity ETFs and 45% of its net assets in fixed income ETFs as, in the sub-adviser’s opinion, market conditions warrant.
The underlying ETFs have a variety of investment focuses. The underlying equity ETFs include ETFs that are based on large cap U.S. equity, small cap U.S. equity and international equity indexes. The underlying fixed income ETFs include ETFs that are based on short/intermediate and long term fixed income indexes. The portfolio may invest in short-term defensive instruments (including Treasury bills, money market funds and cash) and enter into derivative transactions involving options and futures as a part of its risk management strategies.
Risk Management - The sub-adviser will allocate assets in its discretion to two risk management strategies in order to attempt to reduce downside volatility within the portfolio. These strategies are Dynamic Risk Management and Event Risk Management, as described below. Through both strategies, the portfolio gives up some of the potential for high total return that could be achieved if the portfolio were to follow its Target Allocation under positive market conditions. In exchange, these strategies are intended to result in less significant declines in the portfolio’s net asset value under negative market conditions. The portfolio’s net asset value will fluctuate, and the fluctuations may be sizable.
Dynamic Risk Management - The Dynamic Risk Management strategy will seek to reduce the portfolio’s market risk exposure and volatility under certain market conditions. As frequently as daily, the Dynamic Risk Management strategy may increase the portfolio’s exposure to short-term defensive instruments (including Treasury bills, money market funds and cash) in response to certain levels of negative market performance. At other times the Dynamic Risk Management strategy may decrease the portfolio’s exposure to short-term defensive instruments and increase its exposure to equity and long-term fixed income ETFs in order to return to the portfolio’s Target Allocation in response to certain levels of positive market performance. The maximum daily allocation to short-term defensive instruments will be 95% of the portfolio’s net assets.
In response to certain levels of negative market performance, the sub-adviser may deviate from the standard Target Allocation by increasing the portfolio’s exposure to short-term defensive instruments (“de-risking”) based on a formula that takes into account the portfolio’s current NAV, market volatility, and realized portfolio volatility. In order to implement the strategy in down markets, the sub-adviser will sell shares of equity and long-term fixed income ETFs and other liquid securities. In response to certain levels of positive market performance, the portfolio may purchase more equity and long-term fixed income ETFs (when the portfolio is not managed strictly according to the standard Target Allocation). The sub-adviser, in its discretion, will determine the levels and timing for Dynamic Risk Management.
The sub-adviser may from time to time make tactical increases or decreases to the portfolio’s investment in a particular asset class beyond the Target Allocation based on a broad range of market and economic trends and quantitative factors. The sub-adviser may also allow the relative weightings of the portfolio’s investments in asset classes to vary from its Target Allocation in response to the markets. When varying exposures among underlying ETFs, the sub-adviser will examine, among other things, relative values and prospects among the underlying ETFs’ asset classes. If the portfolio’s investments in equity ETFs or fixed income ETFs exceed its Target Allocation as a result of market appreciation or depreciation, the sub-adviser is not required to rebalance the portfolio back to the Target Allocation.
Event Risk Management - The Event Risk Management strategy will seek to reduce the impact to the portfolio of market declines during a short period of time caused by, for example, sudden and substantial movements in the equity markets, interest rates or credit spreads. The Event Risk Management strategy invests in options and futures that are expected to increase in value in the event of declines in the broad equity markets during a short period of time. The portfolio may invest up to 7% of its net assets, at the time of purchase, in premiums paid on options and/or initial margin on futures contracts. If the portfolio’s holdings in this strategy increase in value to over 7% of its net assets as a result of market movements, the portfolio will reduce, at least monthly, the amount of its assets invested in this strategy to no more than 7% of its net assets. The value of the portfolio’s assets invested in this strategy may become substantially higher than the value of the premiums paid or initial margin amounts on the instruments used to implement the strategy. If the value of the instruments in the Event Risk Management strategy declines after the portfolio has engaged in “de-risking,” the portfolio’s net asset value could decline even if the broader markets rise in value. Conversely, if the value of the instruments in the Event Risk Management strategy increases after the portfolio has engaged in “de-risking,” the portfolio’s net asset value could increase even if the broader markets fall in value.
Western’s views and outlook regarding potential unexpected market movements will determine the investments and strategies it employs in implementing the Event Risk Management strategy. During normal market conditions, the portfolio will implement the Event Risk Management strategy through investments in options, futures or other instruments. Since the Event Risk Management strategy seeks to primarily benefit from large and unexpected market movements by mitigating the negative impact of such movements, there may be times when the investment and transaction costs related to hedging will result in losses to the portfolio. The Event Risk Management strategy will be actively managed in an effort to reduce these costs when possible.
In implementing the Dynamic Risk Management strategy, the portfolio may have significant exposure to short-term defensive instruments, including Treasury bills, money market funds and cash. If the portfolio has a significant amount of exposure to short-term defensive investments, it may be more difficult for the portfolio to achieve high total returns.
Principal Risks: Risk is inherent in all investing. Many factors affect the portfolio's performance. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio, through its investments in underlying portfolios, is subject to the risks of the underlying portfolios. The following is a summary description of principal risks (in alphabetical order) of investing in the portfolio (either directly or through its investments in underlying ETFs). Each risk described below may not apply to each underlying ETF and an underlying ETF may be subject to additional or different risks than those described below. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Active Trading – The portfolio may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs.
Asset Allocation – The sub-adviser allocates the portfolio's assets among various asset classes and underlying portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses, and may cause the portfolio to underperform.
Counterparty – The portfolio will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the portfolio or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the portfolio may decline.

Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Derivatives – Using derivatives exposes the portfolio to additional risks and can increase portfolio losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the portfolio. Using derivatives may have a leveraging effect, increase portfolio volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the portfolio than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Portfolio—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the portfolio. If the proposed rule, or a different rule, takes effect, it could limit the ability of the portfolio to invest in derivatives.
Dynamic Risk Management – In implementing the Dynamic Risk Management strategy, the sub-adviser anticipates that it will sell shares the portfolio holds in equity and fixed income ETFs and may be more concentrated in short-term defensive instruments. The portfolio may incur additional trading costs while implementing the Dynamic Risk Management strategy, which may reduce the portfolio’s performance. If the portfolio increases its exposure to short-term defensive instruments at inopportune times or for extended periods of time, the portfolio may experience lower performance and greater losses. The strategy also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The strategy also may have the effect of limiting the amount of guaranteed benefits. There is no guarantee that the Dynamic Risk Management strategy will work as intended and shareholders should evaluate their ability to invest for the long term, especially during periods of downturn in the market.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. If the portfolio holds equity securities in a company that becomes insolvent, the portfolio’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Event Risk Management – The Event Risk Management strategy may utilize options, futures and swaps that are expected to increase in value during the occurrence of certain market events. An instrument used to hedge market event risk could lose all or a portion of its value even in a period of severe market stress. Implementation of the strategy may result in the portfolio holding options, futures and swaps positions that take contradictory views on market movements. The costs of purchasing and selling these instruments may reduce the portfolio’s return. The portfolio may not be able to close out a position at the desired time or price. The strategy also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The strategy also may have the effect of limiting the amount of guaranteed benefits. There is no guarantee that the Event Risk Management strategy will work as intended.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the portfolio’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the portfolio fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the portfolio faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The portfolio faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the portfolio may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the portfolio.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the portfolio, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the portfolio. The portfolio also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the portfolio's assets. The portfolio also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the portfolio to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss. The portfolio may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Managed Risk Strategy– The portfolio employs a managed risk strategy. The strategy attempts to stabilize the volatility of the portfolio around a target volatility level and manage downside exposure during periods of significant market declines but may not work as intended. Because market conditions change, sometimes rapidly and unpredictably, the success of the strategy also will be subject to the sub-adviser’s ability to implement the strategy in a timely and efficient manner. The strategy may result in periods of underperformance, may limit the portfolio’s ability to participate in rising markets and may increase transaction costs at the portfolio and/or underlying ETF level. Managing the portfolio pursuant to the strategy may result in the portfolio not achieving its stated asset mix goal due to unforeseen or unanticipated market conditions. The strategy also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The strategy also may have the effect of limiting the amount of guaranteed benefits. The portfolio’s performance may be lower than similar portfolios that are not subject to a managed risk strategy.
Management – The portfolio is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The portfolio may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The portfolio’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the portfolio’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the portfolio. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the portfolio fall, the value of your investment will go down. The portfolio may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the portfolio invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio's investments may be negatively affected.
Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the portfolio.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The portfolio may also lose any premium it paid on prepaid securities.
Small and Medium Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.

Tactical Asset Allocation – Tactical asset allocation is an investment strategy that actively adjusts a portfolio’s asset allocation. The portfolio’s tactical asset management discipline may not work as intended. The portfolio may not achieve its objective and may not perform as well as other funds using other asset management styles, including those based on fundamental analysis (a method of evaluating a security that entails attempting to measure its intrinsic value by examining related economic, financial and other factors) or strategic asset allocation (a strategy that involves periodically rebalancing the portfolio in order to maintain a long-term goal for asset allocation). The sub-adviser’s evaluations and assumptions in selecting underlying portfolios, underlying ETFs or individual securities may be incorrect in view of actual market conditions, and may result in owning securities that underperform other securities.
Underlying Exchange Traded Funds – Because the portfolio invests its assets in underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the portfolio to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the portfolio invests more of its assets in one underlying ETF than in another, the portfolio will have greater exposure to the risks of that underlying ETF. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of fixed-income securities. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to certain risks that do not apply to conventional funds, including: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally, or trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile; or (v) a limited number of institutions may act as authorized participants to create or redeem block-sized units of ETF shares. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the portfolio's shares could also be substantially and adversely affected.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamericaseriestrust.com/content/Performance.aspx or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Service Class
	Quarter Ended	Return
Best Quarter:	3/31/2013	3.73%
Worst Quarter:	12/31/2016	-2.27%
The Transamerica Legg Mason Dynamic Allocation – Balanced VP Blended Benchmark consists of the following: S&P 500®, 40%; Bloomberg Barclays US Aggregate Bond Index, 35%; Bloomberg Barclays Long Treasury Index, 15%; MSCI EAFE Index, 5%; and Russell 2000®Index1, 5%. Prior to June 9, 2014, the Blended Benchmark consisted of the following: Bloomberg Barclays Long Treasury Index, 50%; Russell 1000®Index1, 40%; MSCI EAFE Index, 5%; and Russell 2000® Index1, 5%.

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	Since Inception	Inception Date
Service Class	10.47%	4.98%	4.72%	05/01/2012
S&P 500® (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	14.53%
Transamerica Legg Mason Dynamic Allocation – Balanced VP Blended Benchmark (reflects no deduction for fees, expenses or taxes)	13.03%	8.77%	8.46%
1Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: QS Investors, LLC Sub-Sub-Adviser: Western Asset Management Company Portfolio Managers:
Adam J. Petryk, CFA	Portfolio Manager	since 2016
Thomas Picciochi	Portfolio Manager	since 2014
Ellen Tesler	Portfolio Manager	since 2014
Prashant Chandran	Portfolio Manager	since 2012
Jim K. Huynh	Portfolio Manager	since 2013
S. Kenneth Leech	Portfolio Manager	since 2014
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2019. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
The portfolio does not currently offer Initial class shares.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Legg Mason Dynamic Allocation – Growth VP

Investment Objective: Seeks capital appreciation and income.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio  shares, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.
Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees[1]	0.58%	0.58%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.03%	0.03%
Acquired fund fees and expenses	0.08%	0.08%
Total annual fund operating expenses[2]	0.69%	0.94%
1	Management fees have been restated to reflect a reduction in management fees effective November 1, 2017.
2	Total annual fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses and do not fully reflect the reduction in management fees effective November 1, 2017.
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$70	$221	$384	$ 859
Service Class	$96	$300	$520	$1,155
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 9% of the average value of its portfolio. Derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the portfolio's turnover rate.
Principal Investment Strategies: Under normal circumstances, the portfolio’s sub-adviser, QS Investors, LLC (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing its assets in a combination of underlying exchange-traded funds (“ETFs”). These underlying ETFs are based on indexes and managed by unaffiliated investment advisers. The sub-adviser is responsible for implementation of the portfolio’s overall asset allocation and the Dynamic Risk Management strategy described below. Western Asset Management Company (“Western”) serves as a sub-sub-adviser to the portfolio and is responsible for the portfolio’s Event Risk Management strategy described below.
The portfolio seeks to achieve its objectives by investing in a range of asset classes combined with the multiple risk management strategies described below.
Target Allocation - The portfolio’s initial target allocation for long-term investments (the “Target Allocation”) will be 70% in equity ETFs and 30% in fixed income ETFs that are not money market funds (“fixed income ETFs”). While changes to the Target Allocation are not expected to be frequent or substantial, the portfolio’s Target Allocation may range from 65% of its net assets in equity ETFs and 35% of its net assets in fixed income ETFs to 75% of its net assets in equity ETFs and 25% of its net assets in fixed income ETFs as, in the sub-adviser’s opinion, market conditions warrant.
The underlying ETFs have a variety of investment focuses. The underlying equity ETFs include ETFs that are based on large cap U.S. equity, small cap U.S. equity and international equity indexes. The underlying fixed income ETFs include ETFs that are based on short/intermediate and long term fixed income indexes. The portfolio may invest in short-term defensive instruments (including Treasury bills, money market funds and cash) and enter into derivative transactions involving options and futures as a part of its risk management strategies.
Risk Management -The sub-adviser will allocate assets in its discretion to two risk management strategies in order to attempt to reduce downside volatility within the portfolio. These strategies are Dynamic Risk Management and Event Risk Management, as described below. Through both strategies, the portfolio gives up some of the potential for high total return that could be achieved if the portfolio were to follow its Target Allocation under positive market conditions. In exchange, these strategies are intended to result in less significant declines in the portfolio’s net asset value under negative market conditions. The portfolio’s net asset value will fluctuate, and the fluctuations may be sizable.
Dynamic Risk Management - The Dynamic Risk Management strategy will seek to reduce the portfolio’s market risk exposure and volatility under certain market conditions. As frequently as daily, the Dynamic Risk Management strategy may increase the portfolio’s exposure to short-term defensive instruments (including Treasury bills, money market funds and cash) in response to certain levels of negative market performance. At other times the Dynamic Risk Management strategy may decrease the portfolio’s exposure to short-term defensive instruments and increase its exposure to equity and long-term fixed income ETFs in order to return to the portfolio’s Target Allocation in response to certain levels of positive market performance. The maximum daily allocation to short-term defensive instruments will be 95% of the portfolio’s net assets.
In response to certain levels of negative market performance, the sub-adviser may deviate from the standard Target Allocation by increasing the portfolio’s exposure to short-term defensive instruments (“de-risking”) based on a formula that takes into account the portfolio’s current NAV, market volatility, and realized portfolio volatility. In order to implement the strategy in down markets, the sub-adviser will sell shares of equity and long-term fixed income ETFs and other liquid securities. In response to certain levels of positive market performance, the portfolio may purchase more equity and long-term fixed income ETFs (when the portfolio is not managed strictly according to the standard Target Allocation). The sub-adviser, in its discretion, will determine the levels and timing for Dynamic Risk Management.
The sub-adviser may from time to time make tactical increases or decreases to the portfolio’s investment in a particular asset class beyond the Target Allocation based on a broad range of market and economic trends and quantitative factors. The sub-adviser may also allow the relative weightings of the portfolio’s investments in asset classes to vary from its Target Allocation in response to the markets. When varying exposures among underlying ETFs, the sub-adviser will examine, among other things, relative values and prospects among the underlying ETFs’ asset classes. If the portfolio’s investments in equity ETFs or fixed income ETFs exceed its Target Allocation as a result of market appreciation or depreciation, the sub-adviser is not required to rebalance the portfolio back to the Target Allocation.
Event Risk Management - The Event Risk Management strategy will seek to reduce the impact to the portfolio of market declines during a short period of time caused by, for example, sudden and substantial movements in the equity markets, interest rates or credit spreads. The Event Risk Management strategy invests in options and futures that are expected to increase in value in the event of declines in the broad equity markets during a short period of time. The portfolio may invest up to 10% of its net assets, at the time of purchase, in premiums paid on options and/or initial margin on futures contracts. If the portfolio’s holdings in this strategy increase in value to over 10% of its net assets as a result of market movements, the portfolio will reduce, at least monthly, the amount of its assets invested in this strategy to no more than 10% of its net assets. The value of the portfolio’s assets invested in this strategy may become substantially higher than the value of the premiums paid or initial margin amounts on the instruments used to implement the strategy. If the value of the instruments in the Event Risk Management strategy declines after the portfolio has engaged in “de-risking,” the portfolio’s net asset value could decline even if the broader markets rise in value. Conversely, if the value of the instruments in the Event Risk Management strategy increases after the portfolio has engaged in “de-risking,” the portfolio’s net asset value could increase even if the broader markets fall in value.
Western’s views and outlook regarding potential unexpected market movements will determine the investments and strategies it employs in implementing the Event Risk Management strategy. During normal market conditions, the portfolio will implement the Event Risk Management strategy through investments in options, futures or other instruments. Since the Event Risk Management strategy seeks to primarily benefit from large and unexpected market movements by mitigating the negative impact of such movements, there may be times when the investment and transaction costs related to hedging will result in losses to the portfolio. The Event Risk Management strategy will be actively managed in an effort to reduce these costs when possible.
In implementing the Dynamic Risk Management strategy, the portfolio may have significant exposure to short-term defensive instruments, including Treasury bills, money market funds and cash. If the portfolio has a significant amount of exposure to short-term defensive investments, it may be more difficult for the portfolio to achieve high total returns.
Principal Risks: Risk is inherent in all investing. Many factors affect the portfolio's performance. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio, through its investments in underlying portfolios, is subject to the risks of the underlying portfolios. The following is a summary description of principal risks (in alphabetical order) of investing in the portfolio (either directly or through its investments in underlying ETFs). Each risk described below may not apply to each underlying ETF and an underlying ETF may be subject to additional or different risks than those described below. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Active Trading – The portfolio may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs.
Asset Allocation – The sub-adviser allocates the portfolio's assets among various asset classes and underlying portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses, and may cause the portfolio to underperform.
Counterparty – The portfolio will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the portfolio or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the portfolio may decline.

Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Derivatives – Using derivatives exposes the portfolio to additional risks and can increase portfolio losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the portfolio. Using derivatives may have a leveraging effect, increase portfolio volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the portfolio than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Portfolio—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the portfolio. If the proposed rule, or a different rule, takes effect, it could limit the ability of the portfolio to invest in derivatives.
Dynamic Risk Management – In implementing the Dynamic Risk Management strategy, the sub-adviser anticipates that it will sell shares the portfolio holds in equity and fixed income ETFs and may be more concentrated in short-term defensive instruments. The portfolio may incur additional trading costs while implementing the Dynamic Risk Management strategy, which may reduce the portfolio’s performance. If the portfolio increases its exposure to short-term defensive instruments at inopportune times or for extended periods of time, the portfolio may experience lower performance and greater losses. The strategy also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The strategy also may have the effect of limiting the amount of guaranteed benefits. There is no guarantee that the Dynamic Risk Management strategy will work as intended and shareholders should evaluate their ability to invest for the long term, especially during periods of downturn in the market.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. If the portfolio holds equity securities in a company that becomes insolvent, the portfolio’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Event Risk Management – The Event Risk Management strategy may utilize options, futures and swaps that are expected to increase in value during the occurrence of certain market events. An instrument used to hedge market event risk could lose all or a portion of its value even in a period of severe market stress. Implementation of the strategy may result in the portfolio holding options, futures and swaps positions that take contradictory views on market movements. The costs of purchasing and selling these instruments may reduce the portfolio’s return. The portfolio may not be able to close out a position at the desired time or price. The strategy also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The strategy also may have the effect of limiting the amount of guaranteed benefits. There is no guarantee that the Event Risk Management strategy will work as intended.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the portfolio’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the portfolio fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the portfolio faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The portfolio faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the portfolio may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the portfolio.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the portfolio, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the portfolio. The portfolio also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the portfolio's assets. The portfolio also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the portfolio to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss. The portfolio may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Managed Risk Strategy– The portfolio employs a managed risk strategy. The strategy attempts to stabilize the volatility of the portfolio around a target volatility level and manage downside exposure during periods of significant market declines but may not work as intended. Because market conditions change, sometimes rapidly and unpredictably, the success of the strategy also will be subject to the sub-adviser’s ability to implement the strategy in a timely and efficient manner. The strategy may result in periods of underperformance, may limit the portfolio’s ability to participate in rising markets and may increase transaction costs at the portfolio and/or underlying ETF level. Managing the portfolio pursuant to the strategy may result in the portfolio not achieving its stated asset mix goal due to unforeseen or unanticipated market conditions. The strategy also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The strategy also may have the effect of limiting the amount of guaranteed benefits. The portfolio’s performance may be lower than similar portfolios that are not subject to a managed risk strategy.
Management – The portfolio is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The portfolio may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The portfolio’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the portfolio’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the portfolio. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the portfolio fall, the value of your investment will go down. The portfolio may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the portfolio invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio's investments may be negatively affected.
Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the portfolio.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The portfolio may also lose any premium it paid on prepaid securities.
Small and Medium Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.

Tactical Asset Allocation – Tactical asset allocation is an investment strategy that actively adjusts a portfolio’s asset allocation. The portfolio’s tactical asset management discipline may not work as intended. The portfolio may not achieve its objective and may not perform as well as other funds using other asset management styles, including those based on fundamental analysis (a method of evaluating a security that entails attempting to measure its intrinsic value by examining related economic, financial and other factors) or strategic asset allocation (a strategy that involves periodically rebalancing the portfolio in order to maintain a long-term goal for asset allocation). The sub-adviser’s evaluations and assumptions in selecting underlying portfolios, underlying ETFs or individual securities may be incorrect in view of actual market conditions, and may result in owning securities that underperform other securities.
Underlying Exchange Traded Funds – Because the portfolio invests its assets in underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the portfolio to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the portfolio invests more of its assets in one underlying ETF than in another, the portfolio will have greater exposure to the risks of that underlying ETF. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of fixed-income securities. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to certain risks that do not apply to conventional funds, including: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally, or trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile; or (v) a limited number of institutions may act as authorized participants to create or redeem block-sized units of ETF shares. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the portfolio's shares could also be substantially and adversely affected.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamericaseriestrust.com/content/Performance.aspx or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Service Class
	Quarter Ended	Return
Best Quarter:	3/31/2013	5.52%
Worst Quarter:	9/30/2015	-3.59%
The Transamerica Legg Mason Dynamic Allocation – Growth VP Blended Benchmark consists of the following: S&P 500®, 56%; Bloomberg Barclays US Aggregate Bond Index, 21%; Bloomberg Barclays Long Treasury Index, 9%; MSCI EAFE Index, 7%; and Russell 2000® Index1, 7%. Prior to June 9, 2014, the Blended Benchmark consisted of the following: S&P 500®, 56%; Bloomberg Barclays Long Treasury Index, 21%; Bloomberg Barclays US Aggregate Bond Index, 9%; MSCI EAFE Index, 7%; and Russell 2000® Index1, 7%.

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	Since Inception	Inception Date
Service Class	13.21%	6.35%	5.84%	05/01/2012
S&P 500® (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	14.53%
Transamerica Legg Mason Dynamic Allocation – Growth VP Blended Benchmark (reflects no deduction for fees, expenses or taxes)	16.36%	11.24%	10.65%
1Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: QS Investors, LLC Sub-Sub-Adviser: Western Asset Management Company Portfolio Managers:
Adam J. Petryk, CFA	Portfolio Manager	since 2016
Thomas Picciochi	Portfolio Manager	since 2014
Ellen Tesler	Portfolio Manager	since 2014
Prashant Chandran	Portfolio Manager	since 2012
Jim K. Huynh	Portfolio Manager	since 2013
S. Kenneth Leech	Portfolio Manager	since 2014
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2019. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
The portfolio does not currently offer Initial class shares.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Levin Large Cap Value VP

Investment Objective: Seeks long-term capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio  shares, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.
Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.68%	0.68%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses[1]	15.02%	15.02%
Total annual fund operating expenses	15.70%	15.95%
Fee waiver and/or expense reimbursement[2]	14.75%	14.75%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.95%	1.20%
1	Other expenses are based on estimates for the current fiscal year.
2	Contractual arrangements have been made with the portfolio’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through May 1, 2019 to waive fees and/or reimburse portfolio expenses to the extent that the total annual fund operating expenses exceed 0.95% for Initial Class shares and 1.20% for Service Class shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the portfolio’s business. These arrangements cannot be terminated prior to May 1, 2019 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the portfolio, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years
Initial Class	$ 97	$3,024
Service Class	$122	$3,081
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the period beginning September 29, 2017 through December 31, 2017, the portfolio turnover rate for the portfolio was 53% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the portfolio will invest at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of large cap companies. The portfolio considers large cap companies to be companies with capitalizations within the range of companies included in the Russell 1000® Value Index1. As of December 31, 2017, the market capitalization range of the Russell 1000® Value Index was between approximately $1.1 billion and $489.0 billion. The portfolio’s sub-adviser, Levin Capital Strategies, L.P. (the “sub-adviser”), normally focuses primarily on companies with market capitalizations greater than $10 billion. The portfolio typically holds between 25 and 40 positions.
The portfolio will employ a value-oriented, contrarian approach and a bottom-up fundamental research process combining stock specific insight with a contra momentum discipline. Employing a contra momentum discipline is a practice through which the sub-adviser will seek to purchase securities trading lower than recent highs and at modest multiples of cash flow, reflecting low asset valuations and indicating that the securities may be undervalued. The sub-adviser emphasizes capital preservation, risk control and downside protection. The goal of the systematic evaluation is to identify and buy stocks that are undervalued but have an identifiable catalyst, such as a potentially profitable product in the issuer’s production pipeline, that has the potential to unlock value.
The portfolio will generally invest in companies across a variety of industries and sectors. Valuation is assessed on both a relative and absolute basis. The portfolio will invest primarily in common stock and depositary receipts. The portfolio may invest up to 20% of its assets in non-U.S. securities. The portfolio considers non-U.S. securities to include issuers organized or located outside the U.S. and trade primarily in a market located outside the U.S. The portfolio may invest up to 20% of its net assets in small and/or medium capitalization companies.
Principal Risks: Risk is inherent in all investing. Many factors affect the portfolio's performance. The value of your investment in the portfolio, as well as the amount of return you receive on
1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

your investment, may fluctuate significantly. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the portfolio. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Active Trading – The portfolio may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. If the portfolio holds equity securities in a company that becomes insolvent, the portfolio’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Focused Investing – To the extent the portfolio invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the portfolio will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Large Capitalization Companies – The portfolio’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion. As a result, the portfolio’s value may not rise as much as, or may fall more than, the value of portfolios that focus on companies with smaller market capitalizations.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the portfolio, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the portfolio. The portfolio also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the portfolio to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss. The portfolio may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The portfolio is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The portfolio may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The portfolio’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the portfolio’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the portfolio. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the portfolio fall, the value of your investment will go down. The portfolio may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the portfolio invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio's investments may be negatively affected.
New Portfolio – The portfolio is newly formed. Investors in the portfolio bear the risk that the sub-adviser may not be successful in implementing its investment strategy, and may not employ a successful investment strategy, or that the portfolio may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the portfolio being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.
Small and Medium Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Performance: No performance is shown for the portfolio. Performance information will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors. The portfolio's primary benchmark is the Russell 1000® Value Index.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamericaseriestrust.com/content/Performance.aspx or by calling 1-888-233-4339.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Levin Capital Strategies, L.P. Portfolio Managers:
John Levin	Portfolio Manager	since 2017
Jack Murphy	Portfolio Manager	since 2017
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2019. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
The portfolio does not currently offer Initial class shares.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Madison Balanced Allocation VP

Investment Objective: Seeks capital appreciation and current income.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio  shares, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.
Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.18%	0.18%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.05%	0.05%
Acquired fund fees and expenses	0.68%	0.68%
Total annual fund operating expenses[1]	0.91%	1.16%
1	Total annual fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$ 93	$290	$504	$1,120
Service Class	$118	$368	$638	$1,409
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 57% of the average value of its portfolio.
Principal Investment Strategies: The portfolio’s sub-adviser, Madison Asset Management, LLC (the “sub-adviser”), seeks to achieve the portfolio’s investment objective by investing its assets primarily in shares of underlying mutual funds advised by the sub-adviser and Transamerica Asset Management, Inc.-managed mutual funds (the “underlying portfolios”). Although actual allocations may vary, the portfolio’s asset allocation among asset classes is expected to be within the following ranges:
0% to 5%	money market funds;
29% to 70%	debt securities (e.g., bond funds and convertible bond funds);
0% to 5%	below-investment grade debt securities (e.g., high income funds);
30% to 66%	equity securities (e.g., U.S. stock funds);
0% to 15%	foreign securities (e.g., international stock and bond funds); and
0% to 5%	alternative asset classes (e.g., real estate investment trust funds, natural resources funds and precious metal funds).
The portfolio’s allocation to high yield bonds will normally not exceed 5% of the portfolio’s assets. Under normal circumstances, the portfolio will, through its investments in underlying portfolios, hold at least 25% of its assets in non-convertible fixed-income securities.
The portfolio is subject to volatility constraints. Based on these constraints and the level of volatility of the equity markets, the sub-adviser may increase equity exposure to approximately 66% or may decrease equity exposure to approximately 30%. Notwithstanding the constraints, the sub-adviser may elect to allocate fewer assets to equity underlying portfolios when it believes it is advisable to do so. The constraints may result in the portfolio not achieving its stated asset mix goal.
Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio’s ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.
It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time. The portfolio may be a significant shareholder in certain underlying portfolios.
The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

The sub-adviser may invest up to 10% of the portfolio’s assets in exchange-traded funds (“ETFs”) to gain exposure to asset classes or sectors not otherwise accessible through the underlying mutual funds in which the portfolio otherwise invests.
Principal Risks: Risk is inherent in all investing. Many factors affect the portfolio's performance. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio, through its investments in underlying portfolios, is subject to the risks of the underlying portfolios. The following is a summary description of principal risks (in alphabetical order) of investing in the portfolio (either directly or through its investments in underlying portfolios). Each risk described below may not apply to each underlying portfolio and an underlying portfolio may be subject to additional or different risks than those described below. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Asset Allocation – The sub-adviser allocates the portfolio's assets among various asset classes and underlying portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses, and may cause the portfolio to underperform.
Counterparty – The portfolio will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the portfolio or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the portfolio may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Derivatives – Using derivatives exposes the portfolio to additional risks and can increase portfolio losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the portfolio. Using derivatives may have a leveraging effect, increase portfolio volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the portfolio than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Portfolio—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the portfolio. If the proposed rule, or a different rule, takes effect, it could limit the ability of the portfolio to invest in derivatives.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. If the portfolio holds equity securities in a company that becomes insolvent, the portfolio’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the portfolio’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the portfolio fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the portfolio faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The portfolio faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the portfolio may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the portfolio.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the portfolio, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the portfolio. The portfolio also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the portfolio's assets. The portfolio also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the portfolio to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss. The portfolio may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The portfolio is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The portfolio may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The portfolio’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the portfolio’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the portfolio. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the portfolio fall, the value of your investment will go down. The portfolio may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the portfolio invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio's investments may be negatively affected.
Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the portfolio.
Money Market Funds – An investment in a money market fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although money market funds generally seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in a money market fund.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the portfolio may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The portfolio may also lose any premium it paid on prepaid securities.
Real Estate Securities – Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in operating expenses, property taxes or interest rates.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.
Small and Medium Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Underlying Exchange Traded Funds – To the extent the portfolio invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the portfolio to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the portfolio invests more of its assets in one underlying ETF than in another, the portfolio will have greater exposure to the risks of that underlying ETF. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of fixed-income securities. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to certain risks that do not apply to conventional funds, including: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally, or trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile; or (v) a limited number of institutions may act as authorized participants to create or redeem block-sized units of ETF shares. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the portfolio's shares could also be substantially and adversely affected.
Underlying Portfolios – When the portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Investing in underlying portfolios subjects the portfolio to the risks of investing in the underlying securities or assets held by those underlying portfolios. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios' shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. See “Appendix A – Asset Allocation Funds” in this prospectus for additional information regarding each underlying portfolio.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Volatility Constraints – The portfolio is subject to volatility constraints. Under these constraints, the maximum amount of exposure to the equities of the portfolio is based, in part, on the level of volatility of and changes in the equity markets. The constraints are intended to improve absolute and risk-adjusted returns but may not work as intended. The constraints may result in the portfolio not achieving its stated asset mix goal. The constraints are based on algorithms. If the algorithms prove to be incorrect or incomplete, any decisions made in reliance thereon expose the portfolio to additional risks. The use of algorithms has inherent risks, and the success of relying on or otherwise using an algorithm depends, among other things, on the validity, accuracy and completeness of the algorithm’s development, implementation and maintenance; on the algorithm’s assumptions and methodologies; and on the accuracy and reliability of the supplied data. Because market conditions change, sometimes rapidly and unpredictably, the success of the constraints also will be subject to the sub-adviser’s ability to implement the constraints in a timely and efficient manner. The constraints may result in periods of underperformance, may limit the portfolio’s ability to participate in rising markets, may increase transaction costs at the portfolio and/or underlying portfolio level, and may result in substantial losses if they do not work as intended. The constraints also serve to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The constraints also may have the effect of limiting the amount of guaranteed benefits. The portfolio’s performance may be lower than similar portfolios that are not subject to volatility constraints. The use of derivatives in connection with the volatility constraints may expose the portfolio to different and potentially greater risks than if it had only invested directly in underlying portfolios.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamericaseriestrust.com/content/Performance.aspx or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Service Class
	Quarter Ended	Return
Best Quarter:	3/31/2013	4.98%
Worst Quarter:	9/30/2015	-3.64%
The Transamerica Madison Balanced Allocation VP Blended Benchmark consists of the following: Bloomberg Barclays US Aggregate Bond Index, 50%, Russell 1000® Index1, 38%, MSCI World Index ex-U.S., 10% and Russell 2000® Index 1, 2%.
1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	Since Inception	Inception Date
Service Class	11.41%	6.89%	5.95%	05/01/2011
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	3.54%	2.10%	3.10%
Russell 3000® Index[1] (reflects no deduction for fees, expenses or taxes)	21.13%	15.58%	12.66%
Transamerica Madison Balanced Allocation VP Blended Benchmark (reflects no deduction for fees, expenses or taxes)	12.47%	8.09%	7.27%
1Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Madison Asset Management, LLC Portfolio Managers:
David S. Hottmann, CFA	Portfolio Manager	since 2011
Patrick F. Ryan, CFA	Portfolio Manager	since 2011
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2019. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
The portfolio does not currently offer Initial class shares.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Madison Conservative Allocation VP

Investment Objective: Seeks current income and preservation of capital.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio  shares, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.
Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.18%	0.18%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.05%	0.05%
Acquired fund fees and expenses	0.62%	0.62%
Total annual fund operating expenses[1]	0.85%	1.10%
1	Total annual fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$ 87	$271	$471	$1,049
Service Class	$112	$350	$606	$1,340
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 48% of the average value of its portfolio.
Principal Investment Strategies: The portfolio’s sub-adviser, Madison Asset Management, LLC (the “sub-adviser”), seeks to achieve the portfolio’s investment objective by investing its assets primarily in shares of underlying mutual funds advised by the sub-adviser and Transamerica Asset Management, Inc.-managed mutual funds (the “underlying portfolios”). Although actual allocations may vary, the portfolio’s asset allocation among asset classes is expected to be within the following ranges:
0% to 5%	money market funds;
39% to 90%	debt securities (e.g., bond funds and convertible bond funds);
0% to 5%	below-investment grade debt securities (e.g., high income funds);
10% to 46%	equity securities (e.g., U.S. stock funds);
0% to 11%	foreign securities (e.g., international stock and bond funds); and
0% to 5%	alternative asset classes (e.g., real estate investment trust funds, natural resources funds and precious metal funds).
The portfolio’s allocation to high yield bonds will normally not exceed 5% of the portfolio’s assets.
The portfolio is subject to volatility constraints. Based on these constraints and the level of volatility of the equity markets, the sub-adviser may increase equity exposure to approximately 46% or may decrease equity exposure to approximately 10%. Notwithstanding the constraints, the sub-adviser may elect to allocate fewer assets to equity underlying portfolio when it believes it is advisable to do so. The constraints may result in the portfolio not achieving its stated asset mix goal.
Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio’s ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.
It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time. The portfolio may be a significant shareholder in certain underlying portfolios.
The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.
The sub-adviser may invest up to 10% of the portfolio’s assets in exchange-traded funds (“ETFs”) to gain exposure to asset classes or sectors not otherwise accessible through the underlying mutual funds in which the portfolio otherwise invests.

Principal Risks: Risk is inherent in all investing. Many factors affect the portfolio's performance. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio, through its investments in underlying portfolios, is subject to the risks of the underlying portfolios. The following is a summary description of principal risks (in alphabetical order) of investing in the portfolio (either directly or through its investments in underlying portfolios). Each risk described below may not apply to each underlying portfolio and an underlying portfolio may be subject to additional or different risks than those described below. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Asset Allocation – The sub-adviser allocates the portfolio's assets among various asset classes and underlying portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses, and may cause the portfolio to underperform.
Counterparty – The portfolio will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the portfolio or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the portfolio may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Derivatives – Using derivatives exposes the portfolio to additional risks and can increase portfolio losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the portfolio. Using derivatives may have a leveraging effect, increase portfolio volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the portfolio than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Portfolio—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the portfolio. If the proposed rule, or a different rule, takes effect, it could limit the ability of the portfolio to invest in derivatives.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. If the portfolio holds equity securities in a company that becomes insolvent, the portfolio’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the portfolio’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the portfolio fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the portfolio faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The portfolio faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the portfolio may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the portfolio.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the portfolio, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange
Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the portfolio. The portfolio also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the portfolio's assets. The portfolio also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the portfolio to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss. The portfolio may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The portfolio is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The portfolio may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The portfolio’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the portfolio’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the portfolio. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the portfolio fall, the value of your investment will go down. The portfolio may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the portfolio invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio's investments may be negatively affected.
Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the portfolio.
Money Market Funds – An investment in a money market fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although money market funds generally seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in a money market fund.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the portfolio may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The portfolio may also lose any premium it paid on prepaid securities.
Real Estate Securities – Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in operating expenses, property taxes or interest rates.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.
Small and Medium Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Underlying Exchange Traded Funds – To the extent the portfolio invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the portfolio to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the portfolio invests more of its assets in one underlying ETF than in another, the portfolio will have greater exposure to the risks of that underlying ETF. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of fixed-income securities. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to certain risks that do not apply to conventional funds, including: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally, or trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile; or (v) a limited number of institutions may act as authorized participants to create or redeem block-sized units of ETF shares. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the portfolio's shares could also be substantially and adversely affected.
Underlying Portfolios – When the portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Investing in underlying portfolios subjects the portfolio to the risks of investing in the underlying securities or assets held by those underlying portfolios. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios' shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “List and Description of Underlying Portfolios” section of the portfolio's prospectus identifies certain risks of each underlying portfolio.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Volatility Constraints – The portfolio is subject to volatility constraints. Under these constraints, the maximum amount of exposure to the equities of the portfolio is based, in part, on the level of volatility of and changes in the equity markets. The constraints are intended to improve absolute and risk-adjusted returns but may not work as intended. The constraints may result in the portfolio not achieving its stated asset mix goal. The constraints are based on algorithms. If the algorithms prove to be incorrect or incomplete, any decisions made in reliance thereon expose the portfolio to additional risks. The use of algorithms has inherent risks, and the success of relying on or otherwise using an algorithm depends, among other things, on the validity, accuracy and completeness of the algorithm’s development, implementation and maintenance; on the algorithm’s assumptions and methodologies; and on the accuracy and reliability of the supplied data. Because market conditions change, sometimes rapidly and unpredictably, the success of the constraints also will be subject to the sub-adviser’s ability to implement the constraints in a timely and efficient manner. The constraints may result in periods of underperformance, may limit the portfolio’s ability to participate in rising markets, may increase transaction costs at the portfolio and/or underlying portfolio level, and may result in substantial losses if they do not work as intended. The constraints also serve to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The constraints also may have the effect of limiting the amount of guaranteed benefits. The portfolio’s performance may be lower than similar portfolios that are not subject to volatility constraints. The use of derivatives in connection with the volatility constraints may expose the portfolio to different and potentially greater risks than if it had only invested directly in underlying portfolios.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamericaseriestrust.com/content/Performance.aspx or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Service Class
	Quarter Ended	Return
Best Quarter:	9/30/2012	3.24%
Worst Quarter:	9/30/2015	-1.97%
The Transamerica Madison Conservative Allocation VP Blended Benchmark consists of the following: Bloomberg Barclays US Aggregate Bond Index, 70%, Russell 1000® Index1, 23%, MSCI EAFE Index, 6% and Russell 2000® Index1, 1%.
1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	Since Inception	Inception Date
Service Class	8.22%	4.59%	4.33%	05/01/2011
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	3.54%	2.10%	3.10%
Russell 3000® Index[1] (reflects no deduction for fees, expenses or taxes)	21.13%	15.58%	12.66%
Transamerica Madison Conservative Allocation VP Blended Benchmark (reflects no deduction for fees, expenses or taxes)	8.87%	5.72%	5.66%
1Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Madison Asset Management, LLC Portfolio Managers:
David S. Hottmann, CFA	Portfolio Manager	since 2011
Patrick F. Ryan, CFA	Portfolio Manager	since 2011
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2019. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
The portfolio does not currently offer Initial class shares.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Madison Diversified Income VP

Investment Objective: Seeks high total return through the combination of income and capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio  shares, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.
Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees[1]	0.73%	0.73%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.06%	0.06%
Total annual fund operating expenses[2]	0.79%	1.04%
1	Management fees have been restated to reflect a reduction in management fees effective August 1, 2017.
2	Total annual fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not fully reflect the reduction in management fees effective August 1, 2017
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$ 81	$252	$439	$ 978
Service Class	$106	$331	$574	$1,271
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 25% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the portfolio’s sub-adviser, Madison Asset Management, LLC (the “sub-adviser”), seeks to achieve the portfolio’s investment objective by investing its assets primarily in a broad mix of securities including bonds, U.S. stocks, foreign stocks, and money market instruments. Bonds, stock and cash components will vary, reflecting the portfolio managers’ judgments of the relative availability of attractively yielding and price stocks and bonds. Equity securities are chosen based on the size and growth potential of their dividends. Bonds (including investment grade and mortgage- or asset-backed) may constitute up to 100% of the portfolio’s assets. Stocks (common, preferred and convertible bonds) may constitute up to 42% of the portfolio’s assets. The portfolio does not intend to hold real estate or high yield securities.
The balance between the two strategies of the portfolio — i.e., fixed income investing and equity investing — is generally targeted at 60% fixed income and 40% equity, but is ultimately determined after reviewing the risks associated with each type of investment, with the goal of meaningful risk reduction as market conditions demand.
The portfolio may also invest in exchange traded funds (“ETFs”) that are registered investment companies and may also write (sell) covered call options, up to 5% of its assets when deemed appropriate by the portfolio managers, in order to generate additional income through the collection of option premiums.
Principal Risks: Risk is inherent in all investing. Many factors affect the portfolio's performance. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the portfolio. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Convertible Securities – Convertible securities share investment characteristics of both fixed income and equity securities. The value of these securities may vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also may be less volatile than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
Counterparty – The portfolio will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the portfolio or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the portfolio may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Derivatives – Using derivatives exposes the portfolio to additional risks and can increase portfolio losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the portfolio. Using derivatives may have a leveraging effect, increase portfolio volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the portfolio than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Portfolio—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the portfolio. If the proposed rule, or a different rule, takes effect, it could limit the ability of the portfolio to invest in derivatives.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. If the portfolio holds equity securities in a company that becomes insolvent, the portfolio’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the portfolio’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the portfolio fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the portfolio faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The portfolio faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the portfolio may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the portfolio.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the portfolio, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the portfolio. The portfolio also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the portfolio's assets. The portfolio also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the portfolio to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss. The portfolio may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The portfolio is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The portfolio may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The portfolio’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the portfolio’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the portfolio. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the portfolio fall, the value of your investment will go down. The portfolio may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the portfolio invests.

Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio's investments may be negatively affected.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the portfolio may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The portfolio may also lose any premium it paid on prepaid securities.
Underlying Exchange Traded Funds – To the extent the portfolio invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the portfolio to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the portfolio invests more of its assets in one underlying ETF than in another, the portfolio will have greater exposure to the risks of that underlying ETF. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of fixed-income securities. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to certain risks that do not apply to conventional funds, including: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally, or trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile; or (v) a limited number of institutions may act as authorized participants to create or redeem block-sized units of ETF shares. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the portfolio's shares could also be substantially and adversely affected.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamericaseriestrust.com/content/Performance.aspx or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Service Class
	Quarter Ended	Return
Best Quarter:	3/31/2013	4.73%
Worst Quarter:	6/30/2015	-1.79%
The Transamerica Madison Diversified Income VP Blended Benchmark consists of the following: Bloomberg Barclays US Aggregate Bond Index, 60% and Russell 1000® Index, 40%.

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	Since Inception	Inception Date
Service Class	9.52%	6.25%	5.86%	05/01/2011
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	3.54%	2.10%	3.10%
Russell 1000® Index[1] (reflects no deduction for fees, expenses or taxes)	21.69%	15.71%	12.85%
Transamerica Madison Diversified Income VP Blended Benchmark (reflects no deduction for fees, expenses or taxes)	10.50%	7.49%	7.08%
1Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Madison Asset Management, LLC Portfolio Managers:
John Brown, CFA	Portfolio Manager	since 2011
Drew Justman, CFA	Portfolio Manager	since 2015
Paul Lefurgey, CFA	Portfolio Manager	since 2013
Chris Nisbet, CFA	Portfolio Manager	since 2013
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2019. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
The portfolio does not currently offer Initial class shares.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Managed Risk – Balanced ETF VP

Investment Objective: Seeks to balance capital appreciation and income.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio  shares, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.
Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.30%	0.30%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.02%	0.02%
Acquired fund fees and expenses	0.06%	0.06%
Total annual fund operating expenses[1]	0.38%	0.63%
1	Total annual fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$39	$122	$213	$480
Service Class	$64	$202	$351	$786
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 25% of the average value of its portfolio.
Principal Investment Strategies: The portfolio’s sub-adviser, Milliman Financial Risk Management LLC (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing its assets primarily in a combination of underlying exchange traded funds (“ETFs”).
In seeking to achieve its investment objective, the portfolio follows these investment strategies:
•	Under normal circumstances, the portfolio will invest at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in ETFs. The portfolio expects to allocate substantially all of its assets among underlying ETFs that track the performance of a benchmark index to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio’s goal is to achieve a mix over time of approximately 50% of net assets in ETFs that invest primarily in equities (“equity ETFs”) and 50% of net assets in ETFs that invest primarily in fixed income securities (“fixed income ETFs”). These percentages may vary as market conditions change, based on the sub-adviser’s risk management calculations.
•	The portfolio employs a managed risk strategy in an effort to manage return volatility. The sub-adviser uses a proprietary model to forecast short term volatility, and adjusts the portfolio’s weightings if this short term volatility forecast is outside of a target range. The strategy also aims to reduce the impact of sustained market declines by reducing equity exposure as the portfolio moves farther down from recent peak levels, where the peak levels are dynamically adjusted. Based on this strategy, the level of volatility in equity and fixed income markets, changes in volatility, the level of interest rates, and drawdowns experienced by the portfolio, the sub-adviser may increase exposure to equity ETFs to approximately 70% of net assets or may decrease exposure to equity ETFs to approximately 25% of net assets and may increase exposure to fixed income ETFs to approximately 75% of net assets or may decrease exposure to fixed income ETFs to approximately 30% of net assets. This means at any time the portfolio’s asset mix may be significantly different than its stated asset mix goal.
•	The sub-adviser decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and other factors, such as historical performance and volatility in the equity and fixed income markets.
•	The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable outlook for achieving the portfolio’s investment objective.
Each underlying ETF has its own investment objective, principal investment strategies and investment risks.
It is not possible to predict the extent to which the portfolio will be invested in a particular underlying ETF at any time. The portfolio may also invest in institutional mutual funds. The portfolio may be a significant shareholder in certain underlying ETFs. The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval and without notice to investors.
Principal Risks: Risk is inherent in all investing. Many factors affect the portfolio's performance. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio, through its investments in underlying portfolios, is subject to the risks of the underlying portfolios. The following is a summary description of principal risks (in alphabetical order) of investing in the portfolio (either directly or through its investments in underlying portfolios). Each risk described below may not apply to each underlying portfolio and an underlying portfolio may be subject to additional or different risks than those described below. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Asset Allocation – The sub-adviser allocates the portfolio's assets among various asset classes and underlying ETFs. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses, and may cause the portfolio to underperform.
Asset Class Variation – The underlying ETFs invest principally in the securities constituting their asset class (i.e., equity or fixed income). However, an underlying ETF may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying ETFs at any given time, and the percentage of the portfolio's assets invested in various underlying ETFs, the portfolio's actual exposure to the securities in a particular asset class may vary substantially from its target allocation for that asset class.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. If the portfolio holds equity securities in a company that becomes insolvent, the portfolio’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the portfolio’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the portfolio fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the portfolio faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.

Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The portfolio faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the portfolio may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the portfolio.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the portfolio, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the portfolio. The portfolio also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the portfolio to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss. The portfolio may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Managed Risk Strategy– The portfolio employs a managed risk strategy. The strategy attempts to stabilize the volatility of the portfolio around a target volatility level and manage downside exposure during periods of significant market declines but may not work as intended. Because market conditions change, sometimes rapidly and unpredictably, the success of the strategy also will be subject to the sub-adviser’s ability to implement the strategy in a timely and efficient manner. The strategy may result in periods of underperformance, may limit the portfolio’s ability to participate in rising markets and may increase transaction costs at the portfolio and/or underlying ETF level. Managing the portfolio pursuant to the strategy may result in the portfolio not achieving its stated asset mix goal due to unforeseen or unanticipated market conditions. The strategy also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The strategy also may have the effect of limiting the amount of guaranteed benefits. The portfolio’s performance may be lower than similar portfolios that are not subject to a managed risk strategy.
Management – The portfolio is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The portfolio may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The portfolio’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the portfolio’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the portfolio. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the portfolio fall, the value of your investment will go down. The portfolio may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the portfolio invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio's investments may be negatively affected.
Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the portfolio.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The portfolio may also lose any premium it paid on prepaid securities.
Underlying Exchange Traded Funds – Because the portfolio invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the portfolio to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the portfolio’s investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the portfolio invests more of its assets in one underlying ETF than in another, the portfolio will have greater exposure to the risks of that underlying ETF. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of fixed-income securities. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; and (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally, or trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the portfolio’s shares could also be substantially and adversely affected.
The portfolio invests in Transamerica-sponsored ETFs. As of the date of this prospectus, the portfolio holds a large portion of the outstanding shares of certain Transamerica ETFs and may represent a large percentage of the trading volume of a Transamerica ETF. This may prevent the portfolio from selling shares of a Transamerica ETF on the exchange at such times or price or in such amounts as it may otherwise desire. These risks are in addition to other risks of investing in ETFs.
The sub-adviser faces actual and potential conflicts of interest in allocating the portfolio’s assets among Transamerica-sponsored ETFs and unaffiliated ETFs. The portfolio’s sub-adviser also serves as the sub-adviser to the Transamerica-sponsored ETFs. TAM and the sub-adviser will receive more revenue when the sub-adviser selects a Transamerica-sponsored ETF rather than an unaffiliated ETF for inclusion in the portfolio. This conflict may provide an incentive for the sub-adviser to select Transamerica-sponsored

ETFs that perform less well than unaffiliated ETFs and/or have higher expense ratios than unaffiliated ETFs. The sub-adviser may also have an incentive to take into account the effect on a Transamerica-sponsored ETF in which the portfolio may invest in determining whether, and under what circumstances, to purchase or sell shares in that Transamerica-sponsored ETF. Although the sub-adviser takes steps in an effort to address the conflicts of interest, it is possible that the conflicts of interest could affect the portfolio.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
Absent any applicable fee waivers and/or expense limitations, performance would be lower. Prior to July 1, 2015 the portfolio was named Transamerica Vanguard ETF Portfolio - Balanced VP, had a different sub-adviser and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser and strategies.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamericaseriestrust.com/content/Performance.aspx or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Initial Class
	Quarter Ended	Return
Best Quarter:	6/30/2009	10.75%
Worst Quarter:	3/31/2009	-6.76%
The Transamerica Managed Risk – Balanced ETF VP Blended Benchmark consists of the following: Bloomberg Barclays US Aggregate Bond Index, 50%; MSCI U.S. Broad Market Index, 34%; and FTSE All-World Index ex-U.S., 16%.

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	Since Inception	Inception Date
Initial Class	13.72%	6.40%	5.08%	05/01/2008
Service Class	13.44%	6.14%	4.83%	05/01/2008
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	3.54%	2.10%	3.94%
Transamerica Managed Risk – Balanced ETF VP Blended Benchmark (reflects no deduction for fees, expenses or taxes)	13.00%	7.57%	6.08%
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Milliman Financial Risk Management LLC Portfolio Manager:
Adam Schenck, CFA	Portfolio Manager	since 2015
Maria Schiopu	Portfolio Manager	Since 2018
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2019. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Managed Risk – Conservative ETF VP

Investment Objective: Seeks current income and preservation of capital.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio  shares, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.
Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.31%	0.31%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.02%	0.02%
Acquired fund fees and expenses	0.06%	0.06%
Total annual fund operating expenses[1]	0.39%	0.64%
1	Total annual fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$40	$125	$219	$493
Service Class	$65	$205	$357	$798
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 28% of the average value of its portfolio.
Principal Investment Strategies: The portfolio’s sub-adviser, Milliman Financial Risk Management LLC (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing its assets primarily in a combination of underlying exchange traded funds (“ETFs”).
In seeking to achieve its investment objective, the portfolio follows these investment strategies:
•	Under normal circumstances, the portfolio will invest at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in ETFs. The portfolio expects to allocate substantially all of its assets among underlying ETFs that track the performance of a benchmark index to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio’s goal is to achieve a mix over time of approximately 35% of its net assets in ETFs that invest primarily in equities (“equity ETFs”) and 65% of its net assets in ETFs that invest primarily in fixed income securities (“fixed income ETFs”). These percentages may vary as market conditions change, based on the sub-adviser’s risk management calculations.
•	The portfolio employs a managed risk strategy in an effort to manage return volatility. The sub-adviser uses a proprietary model to forecast short term volatility, and adjusts the portfolio’s weightings if this short term volatility forecast is outside of a target range. Based on this strategy, which takes into account, among other things, the level of volatility in equity and fixed income markets, changes in volatility, the level of interest rates, and drawdowns experienced by the portfolio, the sub-adviser may increase exposure to equity ETFs to approximately 50% of net assets or may decrease exposure to equity ETFs to approximately 15% of nets assets and may increase exposure to fixed income ETFs to approximately 85% of net assets or may decrease exposure to fixed income ETFs to approximately 50% of net assets. This means at any time the portfolio’s asset mix may be significantly different than its stated asset mix goal.
•	The sub-adviser decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and other factors, such as historical performance and volatility in the equity and fixed income markets.
•	The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable outlook for achieving the portfolio’s investment objective.
Each underlying ETF has its own investment objective, principal investment strategies and investment risks.
It is not possible to predict the extent to which the portfolio will be invested in a particular underlying ETF at any time. The portfolio may also invest in institutional mutual funds. The portfolio may be a significant shareholder in certain underlying ETFs. The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval and without notice to investors.

Principal Risks: Risk is inherent in all investing. Many factors affect the portfolio's performance. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio, through its investments in underlying portfolios, is subject to the risks of the underlying portfolios. The following is a summary description of principal risks (in alphabetical order) of investing in the portfolio (either directly or through its investments in underlying portfolios). Each risk described below may not apply to each underlying portfolio and an underlying portfolio may be subject to additional or different risks than those described below. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Asset Allocation – The sub-adviser allocates the portfolio's assets among various asset classes and underlying ETFs. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses, and may cause the portfolio to underperform.
Asset Class Variation – The underlying ETFs invest principally in the securities constituting their asset class (i.e., equity or fixed income). However, an underlying ETF may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying ETFs at any given time, and the percentage of the portfolio's assets invested in various underlying ETFs, the portfolio's actual exposure to the securities in a particular asset class may vary substantially from its target allocation for that asset class.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. If the portfolio holds equity securities in a company that becomes insolvent, the portfolio’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the portfolio’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the portfolio fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the portfolio faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The portfolio faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the portfolio may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the portfolio.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the portfolio, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the portfolio. The portfolio also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the portfolio to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss. The portfolio may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Managed Risk Strategy– The portfolio employs a managed risk strategy. The strategy attempts to stabilize the volatility of the portfolio around a target volatility level and manage downside exposure during periods of significant market declines but may not work as intended. Because market conditions change, sometimes rapidly and unpredictably, the success of the strategy also will be subject to the sub-adviser’s ability to implement the strategy in a timely and efficient manner. The strategy may result in periods of underperformance, may limit the portfolio’s ability to participate in rising markets and may increase transaction costs at the portfolio and/or underlying ETF level. Managing the portfolio pursuant to the strategy may result in the portfolio not achieving its stated asset mix goal due to unforeseen or unanticipated market conditions. The strategy also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The strategy also may have the effect of limiting the amount of guaranteed benefits. The portfolio’s performance may be lower than similar portfolios that are not subject to a managed risk strategy.
Management – The portfolio is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The portfolio may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The portfolio’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the portfolio’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the portfolio. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the portfolio fall, the value of your investment will go down. The portfolio may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The

Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the portfolio invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio's investments may be negatively affected.
Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the portfolio.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The portfolio may also lose any premium it paid on prepaid securities.
Underlying Exchange Traded Funds – Because the portfolio invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the portfolio to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the portfolio’s investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the portfolio invests more of its assets in one underlying ETF than in another, the portfolio will have greater exposure to the risks of that underlying ETF. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of fixed-income securities. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; and (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally, or trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the portfolio’s shares could also be substantially and adversely affected.
The portfolio invests in Transamerica-sponsored ETFs. As of the date of this prospectus, the portfolio holds a large portion of the outstanding shares of certain Transamerica ETFs and may represent a large percentage of the trading volume of a Transamerica ETF. This may prevent the portfolio from selling shares of a Transamerica ETF on the exchange at such times or price or in such amounts as it may otherwise desire. These risks are in addition to other risks of investing in ETFs.
The sub-adviser faces actual and potential conflicts of interest in allocating the portfolio’s assets among Transamerica-sponsored ETFs and unaffiliated ETFs. The portfolio’s sub-adviser also serves as the sub-adviser to the Transamerica-sponsored ETFs. TAM and the sub-adviser will receive more revenue when the sub-adviser selects a Transamerica-sponsored ETF rather than an unaffiliated ETF for inclusion in the portfolio. This conflict may provide an incentive for the sub-adviser to select Transamerica-sponsored ETFs that perform less well than unaffiliated ETFs and/or have higher expense ratios than unaffiliated ETFs. The sub-adviser may also have an incentive to take into account the effect on a Transamerica-sponsored ETF in which the portfolio may invest in determining whether, and under what circumstances, to purchase or sell shares in that Transamerica-sponsored ETF. Although the sub-adviser takes steps in an effort to address the conflicts of interest, it is possible that the conflicts of interest could affect the portfolio.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
Absent any applicable fee waivers and/or expense limitations, performance would be lower. Prior to July 1, 2015 the portfolio was named Transamerica Vanguard ETF Portfolio - Conservative VP, had a different sub-adviser and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser and strategies.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamericaseriestrust.com/content/Performance.aspx or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Initial Class
	Quarter Ended	Return
Best Quarter:	9/30/2010	6.17%
Worst Quarter:	9/30/2011	-2.64%
The Transamerica Managed Risk – Conservative ETF VP Blended Benchmark consists of the following: Bloomberg Barclays US Aggregate Bond Index, 65%; MSCI U.S. Broad Market Index, 25%; and FTSE All-World Index ex-U.S., 10%.

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	Since Inception	Inception Date
Initial Class	11.30%	5.61%	5.90%	11/19/2009
Service Class	11.03%	5.35%	5.65%	11/19/2009
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	3.54%	2.10%	3.45%
Transamerica Managed Risk – Conservative ETF VP Blended Benchmark (reflects no deduction for fees, expenses or taxes)	10.02%	6.02%	6.51%
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Milliman Financial Risk Management LLC Portfolio Manager:
Adam Schenck, CFA	Portfolio Manager	since 2015
Maria Schiopu	Portfolio Manager	Since 2018
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2019. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Managed Risk – Growth ETF VP

Investment Objective: Seeks capital appreciation as a primary objective and income as a secondary objective.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio  shares, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.
Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.30%	0.30%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.02%	0.02%
Acquired fund fees and expenses	0.07%	0.07%
Total annual fund operating expenses[1]	0.39%	0.64%
1	Total annual fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$40	$125	$219	$493
Service Class	$65	$205	$357	$798
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 36% of the average value of its portfolio.
Principal Investment Strategies: The portfolio’s sub-adviser, Milliman Financial Risk Management LLC (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing its assets primarily in a combination of underlying exchange traded funds (“ETFs”).
In seeking to achieve its investment objective, the portfolio follows these investment strategies:
•	Under normal circumstances, the portfolio will invest at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in ETFs. The portfolio expects to allocate substantially all of its assets among underlying ETFs that track the performance of a benchmark index to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio’s goal is to achieve a mix over time of approximately 75% of net assets in ETFs that invest primarily in equities (“equity ETFs”) and 25% of net assets in ETFs that invest primarily in fixed income securities (“fixed income ETFs”). These percentages may vary as market conditions change, based on the sub-adviser’s risk management calculations.
•	The portfolio employs a managed risk strategy in an effort to manage return volatility. The sub-adviser uses a proprietary model to forecast short term volatility, and adjusts the portfolio’s weightings if this short term volatility forecast is outside of a target range. The strategy also aims to reduce the impact of sustained market declines by reducing equity exposure as the portfolio moves farther down from recent peak levels, where the peak levels are dynamically adjusted. Based on this strategy, the level of volatility in equity and fixed income markets, changes in volatility, the level of interest rates, and drawdowns experienced by the portfolio, the sub-adviser may increase exposure to equity ETFs to approximately 100% of net assets or may decrease exposure to equity ETFs to approximately 35% of net assets, and may increase exposure to fixed income ETFs to approximately 65% of net assets or may decrease exposure to fixed income ETFs to approximately 0% of net assets. This means at any time the portfolio’s asset mix may be significantly different than its stated asset mix goal.
•	The sub-adviser decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and other factors, such as historical performance and volatility in the equity and fixed income markets.
•	The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable outlook for achieving the portfolio’s investment objective.
Each underlying ETF has its own investment objective, principal investment strategies and investment risks.
It is not possible to predict the extent to which the portfolio will be invested in a particular underlying ETF at any time. The portfolio may also invest in institutional mutual funds. The portfolio may be a significant shareholder in certain underlying ETFs. The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval and without notice to investors.
Principal Risks: Risk is inherent in all investing. Many factors affect the portfolio's performance. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio, through its investments in underlying portfolios, is subject to the risks of the underlying portfolios. The following is a summary description of principal risks (in alphabetical order) of investing in the portfolio (either directly or through its investments in underlying portfolios). Each risk described below may not apply to each underlying portfolio and an underlying portfolio may be subject to additional or different risks than those described below. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Asset Allocation – The sub-adviser allocates the portfolio's assets among various asset classes and underlying ETFs. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses, and may cause the portfolio to underperform.
Asset Class Variation – The underlying ETFs invest principally in the securities constituting their asset class (i.e., equity or fixed income). However, an underlying ETF may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying ETFs at any given time, and the percentage of the portfolio's assets invested in various underlying ETFs, the portfolio's actual exposure to the securities in a particular asset class may vary substantially from its target allocation for that asset class.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. If the portfolio holds equity securities in a company that becomes insolvent, the portfolio’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the portfolio’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the portfolio fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the portfolio faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.

Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The portfolio faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the portfolio may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the portfolio.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the portfolio, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the portfolio. The portfolio also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the portfolio to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss. The portfolio may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Managed Risk Strategy– The portfolio employs a managed risk strategy. The strategy attempts to stabilize the volatility of the portfolio around a target volatility level and manage downside exposure during periods of significant market declines but may not work as intended. Because market conditions change, sometimes rapidly and unpredictably, the success of the strategy also will be subject to the sub-adviser’s ability to implement the strategy in a timely and efficient manner. The strategy may result in periods of underperformance, may limit the portfolio’s ability to participate in rising markets and may increase transaction costs at the portfolio and/or underlying ETF level. Managing the portfolio pursuant to the strategy may result in the portfolio not achieving its stated asset mix goal due to unforeseen or unanticipated market conditions. The strategy also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The strategy also may have the effect of limiting the amount of guaranteed benefits. The portfolio’s performance may be lower than similar portfolios that are not subject to a managed risk strategy.
Management – The portfolio is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The portfolio may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The portfolio’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the portfolio’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the portfolio. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the portfolio fall, the value of your investment will go down. The portfolio may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the portfolio invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio's investments may be negatively affected.
Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the portfolio.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The portfolio may also lose any premium it paid on prepaid securities.
Underlying Exchange Traded Funds – Because the portfolio invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the portfolio to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the portfolio’s investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the portfolio invests more of its assets in one underlying ETF than in another, the portfolio will have greater exposure to the risks of that underlying ETF. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of fixed-income securities. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; and (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally, or trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the portfolio’s shares could also be substantially and adversely affected.
The portfolio invests in Transamerica-sponsored ETFs. As of the date of this prospectus, the portfolio holds a large portion of the outstanding shares of certain Transamerica ETFs and may represent a large percentage of the trading volume of a Transamerica ETF. This may prevent the portfolio from selling shares of a Transamerica ETF on the exchange at such times or price or in such amounts as it may otherwise desire. These risks are in addition to other risks of investing in ETFs.
The sub-adviser faces actual and potential conflicts of interest in allocating the portfolio’s assets among Transamerica-sponsored ETFs and unaffiliated ETFs. The portfolio’s sub-adviser also serves as the sub-adviser to the Transamerica-sponsored ETFs. TAM and the sub-adviser will receive more revenue when the sub-adviser selects a Transamerica-sponsored ETF rather than an unaffiliated ETF for inclusion in the portfolio. This conflict may provide an incentive for the sub-adviser to select Transamerica-sponsored

ETFs that perform less well than unaffiliated ETFs and/or have higher expense ratios than unaffiliated ETFs. The sub-adviser may also have an incentive to take into account the effect on a Transamerica-sponsored ETF in which the portfolio may invest in determining whether, and under what circumstances, to purchase or sell shares in that Transamerica-sponsored ETF. Although the sub-adviser takes steps in an effort to address the conflicts of interest, it is possible that the conflicts of interest could affect the portfolio.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
Absent any applicable fee waivers and/or expense limitations, performance would be lower. Prior to July 1, 2015 the portfolio was named Transamerica Vanguard ETF Portfolio - Growth VP, had a different sub-adviser and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser and strategies.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamericaseriestrust.com/content/Performance.aspx or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Initial Class
	Quarter Ended	Return
Best Quarter:	6/30/2009	15.21%
Worst Quarter:	9/30/2011	-11.33%
The Transamerica Managed Risk – Growth ETF VP Blended Benchmark consists of the following: MSCI U.S. Broad Market Index, 52%; Bloomberg Barclays US Aggregate Bond Index, 25%; and FTSE All-World Index ex-U.S., 23%.

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	Since Inception	Inception Date
Initial Class	18.78%	8.41%	5.63%	05/01/2008
Service Class	18.47%	8.12%	5.34%	05/01/2008
MSCI US Broad Market Index (reflects no deduction for fees, expenses or taxes)	21.21%	15.63%	9.63%
Transamerica Managed Risk – Growth ETF VP Blended Benchmark (reflects no deduction for fees, expenses or taxes)	17.95%	10.39%	6.97%
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Milliman Financial Risk Management LLC Portfolio Manager:
Adam Schenck, CFA	Portfolio Manager	since 2015
Maria Schiopu	Portfolio Manager	Since 2018
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2019. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Market Participation Strategy VP

Investment Objective: Seeks capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio  shares, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.
Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.68%	0.68%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.04%	0.04%
Total annual fund operating expenses	0.72%	0.97%
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$74	$230	$401	$ 894
Service Class	$99	$309	$536	$1,190
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 99% of the average value of its portfolio.
Derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the portfolio turnover rate.
Principal Investment Strategies: The portfolio attempts to provide upside participation in the stock market when the stock market advances and to reduce declines in the portfolio’s value when the stock market declines.
The strategy is designed to provide upside equity participation while seeking to reduce downside risk over the course of a full market cycle. The portfolio will not invest directly in equity securities. The portfolio will gain equity exposure through investments in S&P 500® options and futures. The portfolio will also invest in U.S. Treasuries, U.S. agency bonds and bonds issued by supranational agencies.
The portfolio’s sub-adviser, Quantitative Management Associates LLC (the “sub-adviser”), will periodically rebalance the asset mix of U.S. Treasuries, U.S. agency bonds, bonds issued by supranational agencies and equity index options and futures to respond to changing market conditions and to achieve what it believes to be the optimal balance between risk and reward. When determining the allocation and when to rebalance, the sub-adviser will take into account, among other factors: interest rates, the portfolio’s equity exposure, the percentage of the portfolio invested in options, the current level of the S&P 500®, the volatility of S&P 500® options, bond and dividend yields, the delta of the portfolio’s options positions (which is a measure of the sensitivity of the portfolio’s option prices to changes in price of the S&P 500®), and time to maturity of the options. The sub-adviser will also consider internal research generated by its asset allocation team when evaluating the relative attractiveness of stocks versus bonds.
There are no limitations on the amounts of the portfolio’s assets that may be invested in fixed income or equity investments.
The portfolio is non-diversified.
Principal Risks: Risk is inherent in all investing. Many factors affect the portfolio's performance. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the portfolio. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Counterparty – The portfolio will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the portfolio or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the portfolio may decline.
Credit – If an issuer or guarantor of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or is perceived to be less creditworthy, or if the credit quality or value of any underlying assets declines, the value of your investment will decline. Below investment grade, high-yield debt securities (commonly known as “junk bonds”) have a higher risk of default or are already in default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Derivatives – Using derivatives exposes the portfolio to additional risks and can increase portfolio losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the portfolio. Using derivatives may have a leveraging effect, increase portfolio volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the portfolio than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Portfolio—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the portfolio. If the proposed rule, or a different rule, takes effect, it could limit the ability of the portfolio to invest in derivatives.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. If the portfolio holds equity securities in a company that becomes insolvent, the portfolio’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the portfolio’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the portfolio fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the portfolio faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The portfolio faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the portfolio may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the portfolio.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the portfolio, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the portfolio. The portfolio also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the portfolio's assets. The portfolio also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Management – The portfolio is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results.

The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The portfolio may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The portfolio’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the portfolio’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the portfolio. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the portfolio fall, the value of your investment will go down. The portfolio may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the portfolio invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio's investments may be negatively affected.
Non-Diversification – The portfolio is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the portfolio invests its assets in a smaller number of issuers, the portfolio will be more susceptible to negative events affecting those issuers than a diversified fund.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The portfolio may also lose any premium it paid on prepaid securities.
Tactical Asset Allocation – Tactical asset allocation is an investment strategy that actively adjusts a portfolio’s asset allocation. The portfolio’s tactical asset management discipline may not work as intended. The portfolio may not achieve its objective and may not perform as well as other funds using other asset management styles, including those based on fundamental analysis (a method of evaluating a security that entails attempting to measure its intrinsic value by examining related economic, financial and other factors) or strategic asset allocation (a strategy that involves periodically rebalancing the portfolio in order to maintain a long-term goal for asset allocation). The sub-adviser’s evaluations and assumptions in selecting investments may be incorrect in view of actual market conditions, and may result in owning securities that underperform other securities.
U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Zero Coupon Bonds – Zero coupon bonds pay no interest during the life of the obligation but trade at prices below their stated maturity value. Although these securities lock in a rate of return to maturity, they may be subject to greater fluctuations in market value than securities that pay interest periodically.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamericaseriestrust.com/content/Performance.aspx or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Service Class
	Quarter Ended	Return
Best Quarter:	12/31/2013	6.97%
Worst Quarter:	9/30/2015	-4.05%
The Transamerica Market Participation Strategy VP Blended Benchmark consists of the following: Bloomberg Barclays US Aggregate Bond Index, 50% and S&P 500®, 50%.

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	Since Inception	Inception Date
Service Class	10.79%	6.64%	6.14%	09/17/2012
S&P 500® (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	14.42%
Bloomberg Barclays US Government 5-10 Year Index (reflects no deduction for fees, expenses or taxes)	2.19%	1.35%	1.52%
Transamerica Market Participation Strategy VP Blended Benchmark (reflects no deduction for fees, expenses or taxes)	12.37%	8.88%	8.27%
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Quantitative Management Associates LLC Portfolio Managers:
Devang Gambhirwala	Portfolio Manager	since 2012
Joel Kallman, CFA	Portfolio Manager	Since 2016
Ted Lockwood	Portfolio Manager	since 2012
Marcus M. Perl	Portfolio Manager	since 2012
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2019. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
The portfolio does not currently offer Initial class shares.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Morgan Stanley Capital Growth VP

Investment Objective: Seeks to maximize long-term growth.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio  shares, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.
Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.83%	0.83%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.04%	0.04%
Total annual fund operating expenses	0.87%	1.12%
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$ 89	$278	$482	$1,073
Service Class	$114	$356	$617	$1,363
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 61% of the average value of its portfolio.
Principal Investment Strategies: The portfolio’s sub-adviser, Morgan Stanley Investment Management Inc. (the “sub-adviser”), under normal circumstances, seeks long-term capital growth by investing primarily in established and emerging companies with capitalizations within the range of companies included in the
Russell 1000® Growth Index1, which as of December 31, 2017, was between $388.9 million and $868.2 billion. The portfolio typically invests in a relatively small number of companies.
The portfolio may invest up to 25% of its net assets in securities of foreign issuers, including issuers located in emerging market or developing countries and securities classified as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), American Depositary Shares (“ADSs”) or Global Depositary Shares (“GDSs”), foreign U.S. dollar denominated securities that are traded on a U.S. exchange or local shares of non-U.S. issuers. The sub-adviser considers an issuer to be from a particular country if (i) its principal securities trading market is in that country; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country; or (iii) it is organized under the laws of, or has a principal office in, that country. By applying these tests, it is possible that a particular company could be deemed to be from more than one country. The securities in which the portfolio may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars. The portfolio’s equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, exchange-traded funds (“ETFs”), and other specialty securities having equity features.
The sub-adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. The sub-adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The sub-adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward. The sub-adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.
Principal Risks: Risk is inherent in all investing. Many factors affect the portfolio's performance. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the portfolio. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Convertible Securities – Convertible securities share investment characteristics of both fixed income and equity securities. The value of these securities may vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also may be
1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

less volatile than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
Counterparty – The portfolio will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the portfolio or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the portfolio may decline.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Currency Hedging – The portfolio may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a portfolio may be worse off than if it had not used a hedging strategy or instrument.
Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. If the portfolio holds equity securities in a company that becomes insolvent, the portfolio’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Focused Investing – To the extent the portfolio invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the portfolio will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the portfolio, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the portfolio. The portfolio also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the portfolio's assets. The portfolio also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.

Management – The portfolio is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The portfolio may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The portfolio’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the portfolio’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the portfolio. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the portfolio fall, the value of your investment will go down. The portfolio may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The
Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the portfolio invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio's investments may be negatively affected.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
Underlying Exchange Traded Funds – To the extent the portfolio invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the portfolio to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the portfolio invests more of its assets in one underlying ETF than in another, the portfolio will have greater exposure to the risks of that underlying ETF. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of fixed-income securities. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to certain risks that do not apply to conventional funds, including: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally, or trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile; or (v) a limited number of institutions may act as authorized participants to create or redeem block-sized units of ETF shares. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the portfolio's shares could also be substantially and adversely affected.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Warrants and Rights –Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company, and cease to have value if not exercised prior to the expiration date.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamericaseriestrust.com/content/Performance.aspx or by calling 1-888-233-4339.
Prior to November 20, 2009, the portfolio was named Transamerica Legg Mason Partners All Cap VP, had a different sub-adviser, a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to that previous sub-adviser.
Prior to March 21, 2011, the portfolio was named Transamerica Focus VP, had a different sub-adviser and used different investment strategies. The performance set forth for the period between November 20, 2009 and March 20, 2011 is attributable to that previous sub-adviser.

Annual Total Returns (calendar years ended December 31) - Initial Class
	Quarter Ended	Return
Best Quarter:	3/31/2012	21.49%
Worst Quarter:	12/31/2008	-22.68%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Inception Date
Initial Class	43.59%	19.78%	10.78%	05/03/1999
Service Class	43.26%	19.48%	10.50%	05/01/2003
Russell 1000® Growth Index[1] (reflects no deduction for fees, expenses or taxes)	30.21%	17.33%	10.00%
1Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Morgan Stanley Investment Management Inc. Portfolio Managers:
Dennis P. Lynch	Lead Portfolio Manager	since 2011
Sam G. Chainani, CFA	Portfolio Manager	since 2011
David S. Cohen	Portfolio Manager	since 2011
Armistead B. Nash	Portfolio Manager	since 2011
Alexander T. Norton	Portfolio Manager	since 2011
Jason C. Yeung, CFA	Portfolio Manager	since 2011
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2019. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Multi-Managed Balanced VP

Investment Objective: Seeks to provide a high total investment return through investments in a broadly diversified portfolio of stocks, bonds and money market instruments.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio  shares, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.
Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.63%	0.63%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.03%	0.03%
Total annual fund operating expenses	0.66%	0.91%
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$67	$211	$368	$ 822
Service Class	$93	$290	$504	$1,120
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 39% of the average value of its portfolio.
Principal Investment Strategies: The portfolio has two sub-advisers. J.P. Morgan Investment Management Inc. (the “equity sub-adviser”) manages the equity component of the portfolio and Aegon USA Investment Management, LLC (the “fixed-income sub-adviser”) manages the fixed-income component of the portfolio. The portfolio varies the percentage of assets invested in any one type of security in accordance with its sub-advisers’ interpretation of economic and market conditions, fiscal and monetary policy, and underlying securities values.
Under normal circumstances, the portfolio invests approximately 60% of its net assets in equity securities and approximately 40% of its net assets in fixed-income securities (investing at least 25% of its net assets in fixed-income senior securities being those securities that rank above another security in the event of the company’s bankruptcy or liquidation). The portfolio's investment manager, Transamerica Asset Management, Inc., monitors the allocation of the portfolio's assets between the equity sub-adviser and the fixed-income sub-adviser and rebalances the allocation periodically to maintain these approximate allocations.
Equity component – The equity sub-adviser seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 80% of the equity component’s net assets in equity securities of large- and medium-capitalization U.S. companies. The portfolio may invest in foreign companies. The equity sub-adviser will normally keep the equity component as fully invested in equity securities as practicable. Industry by industry, the portfolio's weightings are generally similar to those of the S&P 500®. The equity sub-adviser normally does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500®.
Fixed-income component – Under normal circumstances, the fixed-income component of the portfolio is invested primarily in investment grade debt securities, which may include: investment grade corporate debt securities, U.S. government obligations, mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities, and private residential mortgage-backed securities. The fixed-income component’s portfolio weighted average duration will typically range from 3 to 10 years.
The fixed-income sub-adviser may also invest the portfolio's assets in U.S. Treasury and agency securities, municipal bonds, asset-backed securities (including collateralized loan obligations (“CLO”s), collateralized bond obligations (“CBO”s) and collateralized debt obligations (“CDO”s)), commercial mortgage-backed securities (“CMBS”), high quality short-term debt obligations and repurchase agreements. The fixed-income sub-adviser’s investments for the portfolio may include debt securities of foreign issuers, including emerging market debt securities. The fixed-income sub-adviser may invest the portfolio's assets in securities that are denominated in U.S. dollars and in foreign currencies.
The portfolio may invest up to 10% of the fixed-income component’s net assets in emerging market debt securities and up to 10% of the fixed-income component’s net assets in high-yield debt securities (commonly referred to as “junk bonds”), but may invest no more than 15% of the fixed-income component’s net assets in emerging market debt securities and high-yield debt securities combined. Investment grade debt securities carry a rating of at least BBB from Standard & Poor’s or Fitch or Baa from Moody’s or are of comparable quality as determined by the portfolio's sub-adviser.

In managing the portfolio's fixed-income component, the fixed-income sub-adviser uses a combination of a global “top down” analysis of the macroeconomic and interest rate environment and proprietary “bottom up” research of corporate and government debt, and other debt instruments. In the fixed-income sub-adviser’s qualitative “top down” approach, the fixed-income sub-adviser analyzes various fundamental, technical, sentiment and valuation factors that affect the movement of markets and securities prices worldwide. In its proprietary “bottom up” research, the fixed-income sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, covenants, cash flows and, as applicable, collateral. The fixed-income sub-adviser uses this combined approach to determine sector, security, yield curve positioning, and duration positions for the portfolio.
The portfolio may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate, total return and credit default swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the portfolio's portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.
The portfolio may purchase securities on a when-issued, delayed delivery or forward commitment basis.
Principal Risks: Risk is inherent in all investing. Many factors affect the portfolio's performance. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the portfolio. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Active Trading – The portfolio may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs.
Counterparty – The portfolio will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the portfolio or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the portfolio may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative.
Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Currency Hedging – The portfolio may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a portfolio may be worse off than if it had not used a hedging strategy or instrument.
Derivatives – Using derivatives exposes the portfolio to additional risks and can increase portfolio losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the portfolio. Using derivatives may have a leveraging effect, increase portfolio volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the portfolio than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Portfolio—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the portfolio. If the proposed rule, or a different rule, takes effect, it could limit the ability of the portfolio to invest in derivatives.
Dollar Rolls – The use of dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money. Dollar roll transactions involve the risk that the market value of the securities the portfolio is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the portfolio sells securities becomes insolvent, the portfolio’s right to purchase or repurchase securities may be restricted.

Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. If the portfolio holds equity securities in a company that becomes insolvent, the portfolio’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the portfolio’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the portfolio fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the portfolio faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Focused Investing – To the extent the portfolio invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the portfolio will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Hedging – The portfolio may buy and sell futures contracts, put and call options, and forward contracts as a hedge. Some hedging strategies could hedge the portfolio’s portfolio against price fluctuations. Other hedging strategies would tend to increase the portfolio’s exposure to the securities market. Forward contracts could be used to try to manage foreign currency risks on the portfolio’s foreign investments. The portfolio’s hedging strategies may not work as intended, and the portfolio may be in a less favorable position than if it had not used a hedging instrument.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Inflation-Protected Securities – Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The portfolio faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the portfolio may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the portfolio.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the portfolio, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the portfolio. The portfolio also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the portfolio's assets. The portfolio also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the portfolio to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss. The portfolio may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, the portfolio could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan. Junior loans, which have a lower place in the borrower’s capital structure than senior loans and may be unsecured, involve a higher degree of overall risk than senior loans of the same borrower. The portfolio's investments in loans are also subject to prepayment or call risk. Loans may have settlement periods in excess of seven days. Failure to receive sales proceeds on a timely basis may constrain the portfolio's ability to meet its obligations (including obligations to redeeming shareholders).
Management – The portfolio is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The portfolio may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The portfolio’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the portfolio’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the portfolio. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the portfolio fall, the value of your investment will go down. The portfolio may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United

Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the portfolio invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio's investments may be negatively affected.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the portfolio may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Municipal Securities – The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. To the extent the portfolio invests significantly in a single state or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, the portfolio will be more susceptible to associated risks and developments. Municipal issuers may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In recent periods an increasing number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered credit downgrading. Financial difficulties of municipal issuers may continue or worsen.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The portfolio may also lose any premium it paid on prepaid securities.

Repurchase Agreements – If the other party to a repurchase agreement defaults on its obligation, the portfolio may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the portfolio could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the portfolio's ability to dispose of the underlying securities may be restricted. In addition, if the portfolio is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Small and Medium Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Yield – The amount of income received by the portfolio will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the portfolio's expenses could absorb all or a significant portion of the portfolio's income.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamericaseriestrust.com/content/Performance.aspx or by calling 1-888-233-4339.
Prior to March 21, 2011, the portfolio was named Transamerica Balanced VP, had a different sub-adviser, a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to that previous sub-adviser.
Prior to May 1, 2014, the portfolio had a different fixed-income sub-adviser and used different investment strategies for the portfolio’s fixed-income component. The performance set forth for the period between March 21, 2011 and April 30, 2014 is partly attributable to that previous fixed-income sub-adviser.

Annual Total Returns (calendar years ended December 31) - Initial Class
	Quarter Ended	Return
Best Quarter:	6/30/2009	13.52%
Worst Quarter:	12/31/2008	-17.19%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Inception Date
Initial Class	14.14%	10.06%	7.20%	05/01/2002
Service Class	13.82%	9.76%	6.93%	05/01/2003
S&P 500® (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	8.50%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	3.54%	2.10%	4.01%
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Aegon USA Investment Management, LLC, Portfolio Managers:
Bradley D. Doyle, CFA	Portfolio Manager	since 2015
Tyler A. Knight, CFA	Portfolio Manager	since 2015
Sivakumar N. Rajan	Portfolio Manager	since 2017
Doug Weih, CFA	Portfolio Manager	since 2014
Brian W. Westhoff, CFA	Portfolio Manager	since 2014
Sub-Adviser: J.P. Morgan Investment Management Inc. Portfolio Managers:
Steven G. Lee	Portfolio Manager	since 2014
Tim Snyder, CFA	Portfolio Manager	since 2013
Raffaele Zingone, CFA	Portfolio Manager	since 2011
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2019. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Multi-Manager Alternative Strategies VP

Investment Objective: Seeks long-term capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio  shares, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.
Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees[1]	0.19%	0.19%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	1.20%	1.20%
Acquired fund fees and expenses	1.44%	1.44%
Total annual fund operating expenses[2]	2.83%	3.08%
Fee waiver and/or expense reimbursement[3]	0.84%	0.84%
Total annual fund operating expenses after fee waiver and/or expense reimbursement[2]	1.99%	2.24%
1	Management fees have been restated to reflect a reduction in management fees effective July 7, 2017.
2	Total annual fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses and do not fully reflect the reduction in management fees effective July 7, 2017.
3	Contractual arrangements have been made with the portfolio’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through May 1, 2019 to waive fees and/or reimburse portfolio expenses to the extent that the total annual fund operating expenses exceed 0.55% for Initial Class shares and 0.80% for Service Class shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the portfolio’s business. These arrangements cannot be terminated prior to May 1, 2019 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the portfolio, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$202	$798	$1,420	$3,096
Service Class	$227	$872	$1,543	$3,334
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 78% of the average value of its portfolio.
Principal Investment Strategies: The portfolio seeks to achieve its investment objective by investing primarily in underlying Transamerica funds (“underlying Transamerica portfolios”).
Under normal circumstances, the portfolio expects to invest primarily in underlying Transamerica portfolios that use alternative investment strategies as their principal investment strategies and/or that invest primarily in alternative asset classes, which may include, but are not limited to:
•	Long-short and market-neutral strategies;
•	Tactical, strategic or dynamic investment strategies (bond and/or equity);
•	Arbitrage strategies;
•	Event driven strategies;
•	Real estate strategies;
•	Managed futures strategies;
•	Global macro strategies;
•	Commodities and/or natural resources and/or precious metals;
•	Foreign currency trading strategies; and/or
•	Non-core investments (such as micro-cap stocks, international small cap stocks, high yield credit, emerging markets equities and debt, Treasury Inflation-Protected Securities (TIPS), master limited partnerships (MLPs) and foreign bonds).
The portfolio may invest from time to time in underlying Transamerica portfolios that use traditional core investment strategies (e.g., invest in developed market equity securities or U.S. investment grade fixed income securities). The portfolio may also invest directly in U.S. government securities, short-term commercial paper and/or repurchase agreements.
In managing the portfolio of investments, Goldman Sachs Asset Management, L.P. (the “sub-adviser”) will develop a target asset allocation for the portfolio using quantitative and qualitative techniques and factors. The sub-adviser’s approach to asset allocation seeks to budget the portfolio’s long term investment risk exposure across risk factors, such as equity risk, interest rate risk, convexity/credit risk, emerging markets risk, commodities risk, equity style factor risk, time series momentum risk and active risk. An important component of the sub-adviser’s process is allocating risk across asset classes and strategies to increase diversification and, potentially, reduce volatility.
The sub-adviser may change the portfolio’s asset allocation at any time without notice to shareholders. The sub-adviser normally adjusts the portfolio’s strategic asset allocation as part of its tactical investment process in order to react to changes in the markets, the economic cycle and the macroeconomic environment. The portfolio’s portfolio positioning may therefore change over time based on the sub-adviser’s short- to medium-term market views on dislocations and attractive investment opportunities.
The portfolio’s investment manager, Transamerica Asset Management, Inc. (the “manager”) will, among other things, oversee and monitor the sub-adviser and will be solely responsible for selecting the underlying Transamerica portfolios among which the sub-adviser may allocate the portfolio’s assets and overseeing the management of the underlying Transamerica portfolios. Each underlying Transamerica portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying Transamerica portfolio decides which securities to purchase and sell for that underlying Transamerica portfolio. The portfolio’s ability to achieve its investment objective depends largely on the performance of the underlying Transamerica portfolio.
The sub-adviser may determine (in its sole discretion) that there are multiple underlying Transamerica portfolios pursuing an investment strategy or investing principally in an asset class represented in the sub-adviser’s target asset allocation; in those cases, the sub-adviser may allocate the portion of the portfolio’s assets allocated to that strategy or asset class equally among those underlying Transamerica portfolios using the risk budgeting approach described above.
The “Underlying Portfolios” section of the prospectus lists the underlying Transamerica portfolios currently available for investment by the portfolio and provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying Transamerica portfolios. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying Transamerica portfolio at any time, and the portfolio may be a significant shareholder in certain underlying Transamerica portfolios.
The sub-adviser may invest in index-based underlying exchange-traded funds (“underlying ETFs”) that it selects to gain exposure to asset classes, regions, countries, strategies or sectors that are a part of the sub-adviser’s asset allocation for the portfolio, but not otherwise accessible through available underlying Transamerica portfolios.
The portfolio may, but is not required to, invest directly in futures contracts as part of the sub-adviser’s tactical asset allocation and to express the sub-adviser’s short or medium-term investment views. The use of futures would generally be limited to exchange-traded developed market equity index and U.S. Treasury futures. The portfolio may also have exposure to derivatives instruments, such as options, futures or forward contracts and swaps through its investments in the underlying Transamerica portfolios and underlying ETFs.
The portfolio may invest without restriction as to issuer capitalization, country, market, currency, maturity or credit rating.
Principal Risks: Risk is inherent in all investing. Many factors affect the portfolio's performance. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the portfolio (either directly or through its investments in underlying portfolios). Each risk described below may not apply to each underlying portfolio and an underlying portfolios may be subject to additional or different risks than those described below. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Active Trading – The portfolio may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs.
Aggressive Investment – The portfolio's investment strategies, techniques and/or portfolio investments may be considered aggressive. This approach to investing may expose the portfolio to additional risks, make the portfolio a more volatile investment than other mutual funds and cause the portfolio to perform less favorably than other mutual funds under similar market or economic conditions.
Arbitrage – Securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two or more securities may not perform as expected.
Asset Allocation – The sub-adviser allocates the portfolio's assets among various asset classes and underlying portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses, and may cause the portfolio to underperform.
Asset Class Variation – The underlying portfolios invest principally in the securities constituting their asset class (i.e., equity or fixed income). However, an underlying portfolio may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying portfolios at any given time, and the percentage of the portfolio's assets invested in various underlying portfolios, the portfolio's actual exposure to the securities in a particular asset class may vary substantially from its target allocation for that asset class.
CFTC Regulation – The Investment Manager has registered as a “commodity pool operator” under the Commodity Exchange Act with respect to its service as investment manager to the portfolio. The Investment Manager is therefore subject to dual regulation by the SEC and the Commodity Futures Trading Commission (“CFTC”), and is a member of the National Futures Association and is also subject to its rules. Regulation of commodity investing continues to change, and additional compliance and other expenses may be incurred.
Commodities and Commodity-Related Securities – To the extent the portfolio invests in commodities or instruments whose performance is linked to the price of an underlying commodity or commodity index, the portfolio will be subject to the risks of investing in commodities, including regulatory, economic and political developments, weather events and natural disasters and market disruptions. The portfolio's investment exposure to the commodities markets may subject the portfolio to greater volatility than investments in more traditional securities, such as stocks and bonds. Commodities and commodity-linked investments may be less liquid than other investments. Commodity-linked investments are subject to the credit risks associated with the issuer, and their values may decline substantially if the issuer's creditworthiness deteriorates.
Counterparty – The portfolio will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the portfolio or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the portfolio may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Derivatives – Using derivatives exposes the portfolio to additional risks and can increase portfolio losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the portfolio. Using derivatives may have a leveraging effect, increase portfolio volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the portfolio than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Portfolio—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the portfolio. If the proposed rule, or a different rule, takes effect, it could limit the ability of the portfolio to invest in derivatives.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Energy Sector – Under normal circumstances, the portfolio concentrates its investments in industries in the energy sector. Investing in the energy sector involves a number of risks, including:
•	Supply and Demand. A decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities, a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution or a sustained decline in demand for such commodities, may adversely impact the financial performance of energy companies.
•	Depletion and Exploration. Energy reserves naturally deplete as they are consumed over time. The financial performance of energy companies may be adversely affected if they, or the companies to whom they provide services, are unable to cost-effectively acquire additional energy deposits sufficient to replace the natural decline of existing reserves. Also, the quantities of reserves may be overstated, or deposits may not be produced in the time periods anticipated.
•	Reserve. Energy companies engaged in the production of natural gas, natural gas liquids, crude oil and other energy commodities are subject to the risk that the quantities of their reserves are overstated, or will not be produced in the time periods anticipated, for a variety of reasons.
•	Regulatory. Energy companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including (i) how facilities are constructed,

maintained and operated, (ii) how and where wells are drilled, (iii) how services are provided, (iv) environmental and safety controls, and (v) the prices they may charge for the products and services they provide.
•	Commodity Pricing. The operations and financial performance of energy companies may be directly affected by energy commodity prices, especially those energy companies which own the underlying energy commodity or receive payments for services that are based on commodity prices.
•	Acquisition. The ability of energy companies to grow operating cash flow and increase such company’s enterprise value can be highly dependent on their ability to make accretive acquisitions. In the event that energy companies are unable to make such acquisitions, whether because they are unable to identify attractive acquisition candidates and negotiate and close acceptable purchase contracts or to raise financing for such acquisitions on economically acceptable terms, or otherwise, their future growth may be limited.
•	Affiliated Party. Certain energy companies are dependent on their parents or sponsors for a majority of their revenues. Any failure by such company’s parents or sponsors to satisfy their payments or obligations would impact such company’s revenues and operating cash flows and ability to make interest payments and/or distributions.
•	Catastrophe. The operations of energy companies are subject to many hazards inherent in the exploring, developing, producing, generating, transporting, transmission, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, including: damage to pipelines, storage tanks, plants or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction and farm equipment; well blowouts; leaks of such energy commodities; fires and explosions.
•	Terrorism/Market Disruption . Events in the Middle East and elsewhere could have significant adverse effects on the U.S. economy, financial and commodities markets.
•	Weather. Extreme weather conditions, such as hurricanes, (i) could result in substantial damage to the facilities of certain energy companies located in the affected areas, (ii) significantly increase the volatility in the supply of energy commodities and (iii) adversely affect the financial performance of energy companies, and could therefore adversely affect their securities. The damage done by extreme weather also may serve to increase many insurance premiums paid by energy companies and could adversely affect such companies’ financial condition.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. If the portfolio holds equity securities in a company that becomes insolvent, the portfolio’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the portfolio fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the portfolio faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Floating Rate Loans – Floating rate loans are often made to borrowers whose financial condition is troubled or highly leveraged. These loans frequently are rated below investment grade and are therefore subject to “High-Yield Debt Securities” risk. There is no public market for floating rate loans and the loans may trade infrequently and be subject to wide bid/ask spreads. Many floating rate loans are subject to restrictions on resale. Floating rate loans may have trade settlement periods in excess of seven days, which may result in the portfolio not receiving proceeds from the sale of a loan for an extended period. As a result, the portfolio may be subject to greater “Liquidity” risk than a fund that does not invest in floating rate loans and the portfolio may be constrained in its ability to meet its obligations (including obligations to redeeming shareholders). The lack of an active trading market may also make it more difficult to value floating rate loans. Rising interest rates can lead to increased default rates on floating rate loans, as borrowers find themselves faced with higher payments.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Hedging – The portfolio may buy and sell futures contracts, put and call options, and forward contracts as a hedge. Some hedging strategies could hedge the portfolio’s portfolio against price fluctuations. Other hedging strategies would tend to increase the portfolio’s exposure to the securities market. Forward contracts could be used to try to manage foreign currency risks on the portfolio’s foreign investments. The portfolio’s hedging strategies may not work as intended, and the portfolio may be in a less favorable position than if it had not used a hedging instrument.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Inflation-Protected Securities – Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The portfolio faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the portfolio may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the portfolio.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the portfolio, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the portfolio. The portfolio also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the portfolio's assets. The portfolio also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the portfolio to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss. The portfolio may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, the portfolio could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan. Junior loans, which have a lower place in the borrower’s capital structure than senior loans and may be unsecured, involve a higher degree of overall risk than senior loans of the same borrower. The portfolio's investments in loans are also subject to prepayment or call risk. Loans may have settlement periods in excess of seven days. Failure to receive sales proceeds on a timely basis may constrain the portfolio's ability to meet its obligations (including obligations to redeeming shareholders).
Management – The portfolio is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The portfolio may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The portfolio’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the portfolio’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the portfolio. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the portfolio fall, the value of your investment will go down. The portfolio may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the portfolio invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio's investments may be negatively affected.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the portfolio may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Natural Resource-Related Securities – Because the portfolio invests in natural resource related securities, the portfolio is subject to the risks associated with natural resource investments in addition to the general risk of the stock market. This means the portfolio is more vulnerable to the price movements of natural resources and factors that particularly affect the oil, gas, mining, energy, chemicals, paper, steel or agriculture sectors than a more broadly diversified portfolio. Because the portfolio invests primarily in companies with natural resource assets, there is the risk that the portfolio will perform poorly during a downturn in natural resource prices.
Precious Metals-Related Securities – Investments in precious metals-related securities are considered speculative and are affected by a variety of worldwide economic, financial and political factors. Prices of precious metals and of precious metals-related securities historically have been very volatile. The high volatility of precious metals prices may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The portfolio may also lose any premium it paid on prepaid securities.
Real Estate Securities – Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in operating expenses, property taxes or interest rates.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.
Repurchase Agreements – If the other party to a repurchase agreement defaults on its obligation, the portfolio may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the portfolio could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the portfolio's ability to dispose of the underlying securities may be restricted. In addition, if the portfolio is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Short Positions – The portfolio may enter into derivatives transactions that have a similar economic effect as short sales such as taking short positions in futures contracts. The portfolio will incur a loss as a result of a short position if the price of the asset sold short increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the sub-adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because the portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited.
Small Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. The prices of securities of small capitalization companies generally are more volatile than those of larger capitalization companies and are more likely to be adversely affected than larger capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Tactical Asset Allocation – Tactical asset allocation is an investment strategy that actively adjusts a portfolio’s asset allocation. The portfolio’s tactical asset management discipline may not work as intended. The portfolio may not achieve its objective and may not perform as well as other funds using other asset management styles, including those based on fundamental analysis (a method of evaluating a security that entails attempting to measure its intrinsic value by examining related economic, financial and other factors) or strategic asset allocation (a strategy that involves periodically rebalancing the portfolio in order to maintain a long-term goal for asset allocation). The sub-adviser’s evaluations and assumptions in selecting underlying portfolios, underlying ETFs or individual securities may be incorrect in view of actual market conditions, and may result in owning securities that underperform other securities.
Underlying Exchange Traded Funds – To the extent the portfolio invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the portfolio to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the portfolio invests more of its assets in one underlying ETF than in another, the portfolio will have greater exposure to the risks of that underlying ETF. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of fixed-income securities. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to certain risks that do not apply to conventional funds, including: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally, or trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile; or (v) a limited number of institutions may act as authorized participants to create or redeem block-sized units of ETF shares. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the portfolio's shares could also be substantially and adversely affected.
Underlying Portfolios – When the portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Investing in underlying portfolios subjects the portfolio to the risks of investing in the underlying securities or assets held by those underlying portfolios. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios' shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “List and Description of Underlying Portfolios” section of the portfolio's prospectus identifies certain risks of each underlying portfolio.
U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows the portfolio’s performance for the past calendar year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamericaseriestrust.com/content/Performance.aspx or by calling 1-888-233-4339.
Prior to July 7, 2017, the portfolio had a different sub-adviser and used different investment strategies. The performance set forth from May 1, 2014 to that date is attributable to that previous sub-adviser. Prior to May 1, 2014, the portfolio was directly managed by TAM, and performance during that period is attributable to TAM.

Annual Total Returns (calendar years ended December 31) - Initial Class
	Quarter Ended	Return
Best Quarter:	9/30/2016	2.53%
Worst Quarter:	9/30/2015	-4.83%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	Since Inception	Inception Date
Initial Class	5.75%	1.33%	10/31/2013
Service Class	4.76%	1.51%	10/31/2013
ICE BofAML 3-Month Treasury Bill + 3% Wrap Index (reflects no deduction for fees, expenses or taxes)	3.92%	3.36%
HFRX Global Hedge Fund Index (reflects no deduction for fees, expenses or taxes)	5.99%	1.24%
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Goldman Sachs Asset Management, L.P. Portfolio Managers:
Raymond Chan, CFA	Portfolio Manager	since 2017
Christopher Lvoff, CFA	Portfolio Manager	since 2017
Lucy Xin	Portfolio Manager	since 2017
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2019. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica PIMCO Tactical - Balanced VP

Investment Objective: Seeks a combination of capital appreciation and income.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio  shares, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.
Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.80%	0.80%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.13%	0.13%
Interest expense[1]	0.06%	0.06%
All other expenses	0.07%	0.07%
Total annual fund operating expenses	0.93%	1.18%
1	Interest expense results from the portfolio’s use of certain investments, such as sale-buyback transactions. Any interest expense amount will vary based on the portfolio’s use of those investments.
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$ 95	$296	$515	$1,143
Service Class	$120	$375	$649	$1,432
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 50% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the portfolio’s sub-adviser, Pacific Investment Management Company LLC (the “sub-adviser”), will invest the portfolio’s assets in a combination of equity securities, fixed income instruments, forwards and derivatives. “Fixed income instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.
The portfolio’s investments will be utilized, in part, to manage the portfolio’s overall volatility. For example, in a more volatile market environment, the sub-adviser may decrease long derivative positions in volatile assets or assume a short position through derivatives in such assets in an attempt to potentially reduce the portfolio’s volatility. Conversely, when market volatility is low, the sub-adviser may increase the portfolio’s equity exposure in order to increase volatility and the portfolio’s exposure to the market. Under normal conditions, the portfolio will seek to target an annualized volatility of approximately 10%, exclusive of hedging strategies that may further reduce volatility. There can be no assurance that investment decisions made in seeking to manage portfolio volatility will achieve the desired results.
On average, the portfolio will seek to target approximately 50% equity-related exposure, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements, including credit default swaps. However, the portfolio will normally adjust its overall equity exposure between 10% and 60% of its net assets in seeking to manage the portfolio’s volatility. The portfolio will typically seek to achieve exposure to U.S. large cap, U.S. small cap, and international equity sectors by investing in instruments including, but not limited to, futures contracts or swap agreements, options, common stock, preferred stock, and equity securities of real estate investment trusts.
Because equity derivative instruments may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, the remainder of the assets allocated to equities may be invested in fixed income securities or instruments. In addition, the portfolio will normally allocate another 50% to fixed income securities or instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements, including credit default swaps. The portfolio will invest primarily in investment grade debt securities, but may invest in high yield securities that are rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by the sub-adviser to be of comparable quality. The portfolio may hold up to 5% of its total assets in high yield securities. The portfolio may purchase and sell securities on a when issued, delayed delivery or forward commitment basis. The portfolio may enter into reverse repurchase agreements and sale-buyback transactions.
As part of its investment process, the sub-adviser will seek to reduce exposure to certain downside risks by implementing various hedging transactions. These hedging transactions seek to reduce the portfolio’s exposure to certain severe, unanticipated market events that could significantly detract from returns.

Principal Risks: Risk is inherent in all investing. Many factors affect the portfolio's performance. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the portfolio. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Active Trading – The portfolio may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs.
Counterparty – The portfolio will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the portfolio or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the portfolio may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Derivatives – Using derivatives exposes the portfolio to additional risks and can increase portfolio losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the portfolio. Using derivatives may have a leveraging effect, increase portfolio volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the portfolio than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Portfolio—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the portfolio. If the proposed rule, or a different rule, takes effect, it could limit the ability of the portfolio to invest in derivatives.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. If the portfolio holds equity securities in a company that becomes insolvent, the portfolio’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the portfolio’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the portfolio fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the portfolio faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Hedging – The portfolio may buy and sell futures contracts, put and call options, and forward contracts as a hedge. Some hedging strategies could hedge the portfolio’s portfolio against price fluctuations. Other hedging strategies would tend to increase the portfolio’s exposure to the securities market. Forward contracts could be used to try to manage foreign currency risks on the portfolio’s foreign investments. The portfolio’s hedging strategies may not work as intended, and the portfolio may be in a less favorable position than if it had not used a hedging instrument.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The portfolio faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the portfolio may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the portfolio.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the portfolio, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the portfolio. The portfolio also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the portfolio's assets. The portfolio also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the portfolio to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss. The portfolio may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The portfolio is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The portfolio may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The portfolio’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the portfolio’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the portfolio. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the portfolio fall, the value of your investment will go down. The portfolio may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the portfolio invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio's investments may be negatively affected.
Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the portfolio.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The portfolio may also lose any premium it paid on prepaid securities.
Real Estate Securities – Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in operating expenses, property taxes or interest rates.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.

Small and Medium Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Tactical Asset Allocation – Tactical asset allocation is an investment strategy that actively adjusts a portfolio’s asset allocation. The portfolio’s tactical asset management discipline may not work as intended. The portfolio may not achieve its objective and may not perform as well as other funds using other asset management styles, including those based on fundamental analysis (a method of evaluating a security that entails attempting to measure its intrinsic value by examining related economic, financial and other factors) or strategic asset allocation (a strategy that involves periodically rebalancing the portfolio in order to maintain a long-term goal for asset allocation). The sub-adviser’s evaluations and assumptions in selecting investments may be incorrect in view of actual market conditions, and may result in owning securities that underperform other securities.
U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Volatility Target – The portfolio utilizes an investment strategy that focuses on the management of portfolio volatility. There can be no assurance that the portfolio will meet its annualized volatility target. The annualized volatility target is intended to reduce the overall risk of investing in the portfolio but may not work as intended, may result in periods of underperformance, may limit the portfolio's ability to participate in rising markets and may increase transaction costs. The annualized volatility target also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The annualized volatility target also may have the effect of limiting the amount of guaranteed benefits. The portfolio's performance may be lower than similar portfolios that are not managed to an annualized volatility target.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamericaseriestrust.com/content/Performance.aspx or by calling 1-888-233-4339.
Prior to September 17, 2012, the portfolio was named Transamerica Hanlon Balanced VP, had a different sub-adviser, a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to that previous sub-adviser.

Annual Total Returns (calendar years ended December 31) - Initial Class
	Quarter Ended	Return
Best Quarter:	12/31/2013	4.79%
Worst Quarter:	9/30/2011	-4.90%
The Transamerica PIMCO Tactical – Balanced VP Blended Benchmark consists of the following: Bloomberg Barclays US Government/Credit Index, 40%; S&P 500®, 35%; MSCI EAFE Index, 10%; Bloomberg Barclays Long Government/Credit Index, 10%; and Russell 2000® Index1, 5%.

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	Since Inception	Inception Date
Initial Class	12.42%	7.06%	4.95%	05/01/2009
Service Class	12.04%	6.77%	4.68%	05/01/2009
S&P 500® (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	16.21%
Transamerica PIMCO Tactical – Balanced VP Blended Benchmark (reflects no deduction for fees, expenses or taxes)	13.35%	8.41%	10.18%
1Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Pacific Investment Management Company LLC Portfolio Managers:
Josh Davis, Ph.D.	Lead Portfolio Manager	since 2015
Sudi N. Mariappa	Portfolio Manager	since 2015
Graham A. Rennison	Portfolio Manager	since 2015
Josh Thimons	Portfolio Manager	since 2012
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2019. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica PIMCO Tactical - Conservative VP

Investment Objective: Seeks a combination of capital appreciation and income.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio  shares, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.
Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.79%	0.79%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.16%	0.16%
Interest expense[1]	0.07%	0.07%
All other expenses	0.09%	0.09%
Total annual fund operating expenses	0.95%	1.20%
1	Interest expense results from the portfolio’s use of certain investments, such as sale-buyback transactions. Any interest expense amount will vary based on the portfolio’s use of those investments.
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$ 97	$303	$525	$1,166
Service Class	$122	$381	$660	$1,455
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 43% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the portfolio’s sub-adviser, Pacific Investment Management Company LLC (the “sub-adviser”), will invest the portfolio’s assets in a combination of equity securities, fixed income instruments, forwards and derivatives. “Fixed income instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.
The portfolio’s investments will be utilized, in part, to manage the portfolio’s overall volatility. For example, in a more volatile market environment, the sub-adviser may decrease long derivative positions in volatile assets or assume a short position through derivatives in such assets in an attempt to potentially reduce the portfolio’s volatility. Conversely, when market volatility is low, the sub-adviser may increase the portfolio’s equity exposure in order to increase volatility and the portfolio’s exposure to the market. Under normal conditions, the portfolio will seek to target an annualized volatility of approximately 8%, exclusive of hedging strategies that may further reduce volatility. There can be no assurance that investment decisions made in seeking to manage portfolio volatility will achieve the desired results.
On average, the portfolio will seek to target approximately 35% equity-related exposure, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements, including credit default swaps. However, the portfolio will normally adjust its overall equity exposure between 10% and 45% of its net assets in seeking to manage the portfolio’s volatility. The portfolio will typically seek to achieve exposure to U.S. large cap, U.S. small cap, and international equity sectors by investing in instruments including, but not limited to, futures contracts or swap agreements, options, common stock, preferred stock, and equity securities of real estate investment trusts.
Because equity derivative instruments may be purchased with a fraction of the assets that would be need to purchase the equity securities directly, the remainder of the assets allocated to equities may be invested in fixed income securities or instruments. In addition, the portfolio will normally allocate another 65% to fixed income securities or instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements, including credit default swaps. The portfolio will invest primarily in investment grade debt securities, but may invest in high yield securities that are rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”) or equivalently rated by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by the sub-adviser to be of comparable quality. The portfolio may hold up to 5% of its total assets in high yield securities. The portfolio may purchase and sell securities on a when issued, delayed delivery or forward commitment basis. The portfolio may enter into reverse repurchase agreements and sale-buyback transactions.
As part of its investment process, the sub-adviser will seek to reduce exposure to certain downside risks by implementing various hedging transactions. These hedging transactions seek to reduce the portfolio’s exposure to certain severe, unanticipated market events that could significantly detract from returns.

Principal Risks: Risk is inherent in all investing. Many factors affect the portfolio's performance. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the portfolio. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Active Trading – The portfolio may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs.
Counterparty – The portfolio will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the portfolio or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the portfolio may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Derivatives – Using derivatives exposes the portfolio to additional risks and can increase portfolio losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the portfolio. Using derivatives may have a leveraging effect, increase portfolio volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the portfolio than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Portfolio—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the portfolio. If the proposed rule, or a different rule, takes effect, it could limit the ability of the portfolio to invest in derivatives.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. If the portfolio holds equity securities in a company that becomes insolvent, the portfolio’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the portfolio’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the portfolio fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the portfolio faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Hedging – The portfolio may buy and sell futures contracts, put and call options, and forward contracts as a hedge. Some hedging strategies could hedge the portfolio’s portfolio against price fluctuations. Other hedging strategies would tend to increase the portfolio’s exposure to the securities market. Forward contracts could be used to try to manage foreign currency risks on the portfolio’s foreign investments. The portfolio’s hedging strategies may not work as intended, and the portfolio may be in a less favorable position than if it had not used a hedging instrument.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The portfolio faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the portfolio may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the portfolio.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the portfolio, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the portfolio. The portfolio also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the portfolio's assets. The portfolio also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the portfolio to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss. The portfolio may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The portfolio is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The portfolio may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The portfolio’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the portfolio’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the portfolio. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the portfolio fall, the value of your investment will go down. The portfolio may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the portfolio invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio's investments may be negatively affected.
Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the portfolio.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The portfolio may also lose any premium it paid on prepaid securities.
Real Estate Securities – Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in operating expenses, property taxes or interest rates.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.

Small and Medium Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Tactical Asset Allocation – Tactical asset allocation is an investment strategy that actively adjusts a portfolio’s asset allocation. The portfolio’s tactical asset management discipline may not work as intended. The portfolio may not achieve its objective and may not perform as well as other funds using other asset management styles, including those based on fundamental analysis (a method of evaluating a security that entails attempting to measure its intrinsic value by examining related economic, financial and other factors) or strategic asset allocation (a strategy that involves periodically rebalancing the portfolio in order to maintain a long-term goal for asset allocation). The sub-adviser’s evaluations and assumptions in selecting investments may be incorrect in view of actual market conditions, and may result in owning securities that underperform other securities.
U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Volatility Target – The portfolio utilizes an investment strategy that focuses on the management of portfolio volatility. There can be no assurance that the portfolio will meet its annualized volatility target. The annualized volatility target is intended to reduce the overall risk of investing in the portfolio but may not work as intended, may result in periods of underperformance, may limit the portfolio's ability to participate in rising markets and may increase transaction costs. The annualized volatility target also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The annualized volatility target also may have the effect of limiting the amount of guaranteed benefits. The portfolio's performance may be lower than similar portfolios that are not managed to an annualized volatility target.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamericaseriestrust.com/content/Performance.aspx or by calling 1-888-233-4339.
Prior to September 17, 2012, the portfolio was named Transamerica Hanlon Growth and Income VP, had a different sub-adviser, a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to that previous sub-adviser.

Annual Total Returns (calendar years ended December 31) - Initial Class
	Quarter Ended	Return
Best Quarter:	12/31/2010	5.21%
Worst Quarter:	9/30/2011	-8.32%
The Transamerica PIMCO Tactical – Conservative VP Blended Benchmark consists of the following: Bloomberg Barclays US Government/Credit Index, 52%; S&P 500®, 25%; Bloomberg Barclays Long Government/Credit Index, 13%; MSCI EAFE Index, 5%; and Russell 2000® Index1, 5%.

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	Since Inception	Inception Date
Initial Class	10.70%	6.21%	4.23%	05/01/2009
Service Class	10.39%	5.94%	3.97%	05/01/2009
S&P 500® (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	16.21%
Transamerica PIMCO Tactical – Conservative VP Blended Benchmark (reflects no deduction for fees, expenses or taxes)	10.72%	6.79%	8.78%
1Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Pacific Investment Management Company LLC Portfolio Managers:
Josh Davis, Ph.D.	Lead Portfolio Manager	since 2015
Sudi N. Mariappa	Portfolio Manager	since 2015
Graham A. Rennison	Portfolio Manager	since 2015
Josh Thimons	Portfolio Manager	since 2012
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2019. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica PIMCO Tactical - Growth VP

Investment Objective: Seeks a combination of capital appreciation and income.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio  shares, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.
Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.82%	0.82%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.11%	0.11%
Interest expense[1]	0.03%	0.03%
All other expenses	0.08%	0.08%
Total annual fund operating expenses	0.93%	1.18%
1	Interest expense results from the portfolio’s use of certain investments, such as sale-buyback transactions. Any interest expense amount will vary based on the portfolio’s use of those investments.
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$ 95	$296	$515	$1,143
Service Class	$120	$375	$649	$1,432
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 47% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the portfolio’s sub-adviser, Pacific Investment Management Company LLC (the “sub-adviser”), will invest the portfolio’s assets in a combination of equity securities, fixed income instruments, forwards and derivatives. “Fixed income instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.
The portfolio’s investments will be utilized, in part, to manage the portfolio’s overall volatility. For example, in a more volatile market environment, the sub-adviser may decrease long derivative positions in volatile assets or assume a short position through derivatives in such assets in an attempt to potentially reduce the portfolio’s volatility. Conversely, when market volatility is low, the sub-adviser may increase the portfolio’s equity exposure in order to increase volatility and the portfolio’s exposure to the market. Under normal conditions, the portfolio will seek to target an annualized volatility of approximately 12%, exclusive of hedging strategies that may further reduce volatility. There can be no assurance that investment decisions made in seeking to manage portfolio volatility will achieve the desired results.
On average, the portfolio will seek to target approximately 70% equity-related exposure, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements, including credit default swaps. However, the portfolio will normally adjust its overall equity exposure between 10% and 80% of its net assets in seeking to manage the portfolio’s volatility. The portfolio will typically seek to achieve exposure to U.S. large cap, U.S. small cap, and international equity sectors by investing in instruments including, but not limited to, futures contracts or swap agreements, options, common stock, preferred stock, and equity securities of real estate investment trusts.
Because equity derivative instruments may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, the remainder of the assets allocated to equities may be invested in fixed income securities or instruments. In addition, the portfolio will normally allocate another 30% to fixed income securities or instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements, including credit default swaps. The portfolio will invest primarily in investment grade debt securities, but may invest in high yield securities that are rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or if unrated, determined by the sub-adviser to be of comparable quality. The portfolio may hold up to 5% of its total assets in high yield securities. The portfolio may purchase and sell securities on a when issued, delayed delivery or forward commitment basis. The portfolio may enter into reverse repurchase agreements and sale-buyback transactions.
As part of its investment process, the sub-adviser will seek to reduce exposure to certain downside risks by implementing various hedging transactions. These hedging transactions seek to reduce the portfolio’s exposure to certain severe, unanticipated market events that could significantly detract from returns.

Principal Risks: Risk is inherent in all investing. Many factors affect the portfolio's performance. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the portfolio. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Active Trading – The portfolio may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Derivatives – Using derivatives exposes the portfolio to additional risks and can increase portfolio losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the portfolio. Using derivatives may have a leveraging effect, increase portfolio volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the portfolio than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Portfolio—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the portfolio. If the proposed rule, or a different rule, takes effect, it could limit the ability of the portfolio to invest in derivatives.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. If the portfolio holds equity securities in a company that becomes insolvent, the portfolio’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the portfolio’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the portfolio fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the portfolio faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Hedging – The portfolio may buy and sell futures contracts, put and call options, and forward contracts as a hedge. Some hedging strategies could hedge the portfolio’s portfolio against price fluctuations. Other hedging strategies would tend to increase the portfolio’s exposure to the securities market. Forward contracts could be used to try to manage foreign currency risks on the portfolio’s foreign investments. The portfolio’s hedging strategies may not work as intended, and the portfolio may be in a less favorable position than if it had not used a hedging instrument.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The portfolio faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the portfolio may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the portfolio.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the portfolio, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the portfolio. The portfolio also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the portfolio to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss. The portfolio may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The portfolio is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The portfolio may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The portfolio’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the portfolio’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the portfolio. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the portfolio fall, the value of your investment will go down. The portfolio may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United

Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the portfolio invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio's investments may be negatively affected.
Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the portfolio.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The portfolio may also lose any premium it paid on prepaid securities.
Real Estate Securities – Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in operating expenses, property taxes or interest rates.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.
Small and Medium Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.

Tactical Asset Allocation – Tactical asset allocation is an investment strategy that actively adjusts a portfolio’s asset allocation. The portfolio’s tactical asset management discipline may not work as intended. The portfolio may not achieve its objective and may not perform as well as other funds using other asset management styles, including those based on fundamental analysis (a method of evaluating a security that entails attempting to measure its intrinsic value by examining related economic, financial and other factors) or strategic asset allocation (a strategy that involves periodically rebalancing the portfolio in order to maintain a long-term goal for asset allocation). The sub-adviser’s evaluations and assumptions in selecting investments may be incorrect in view of actual market conditions, and may result in owning securities that underperform other securities.
U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Volatility Target – The portfolio utilizes an investment strategy that focuses on the management of portfolio volatility. There can be no assurance that the portfolio will meet its annualized volatility target. The annualized volatility target is intended to reduce the overall risk of investing in the portfolio but may not work as intended, may result in periods of underperformance, may limit the portfolio's ability to participate in rising markets and may increase transaction costs. The annualized volatility target also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The annualized volatility target also may have the effect of limiting the amount of guaranteed benefits. The portfolio's performance may be lower than similar portfolios that are not managed to an annualized volatility target.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamericaseriestrust.com/content/Performance.aspx or by calling 1-888-233-4339.
Prior to September 17, 2012, the portfolio was named Transamerica Hanlon Growth VP, had a different sub-adviser, a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to that previous sub-adviser.

Annual Total Returns (calendar years ended December 31) - Initial Class
	Quarter Ended	Return
Best Quarter:	12/31/2010	7.63%
Worst Quarter:	9/30/2011	-12.01%
The Transamerica PIMCO Tactical – Growth VP Blended Benchmark consists of the following: S&P 500®, 50%; Bloomberg Barclays US Government/Credit Index, 24%; MSCI EAFE Index, 15%; Bloomberg Barclays Long Government/Credit Index, 6%; and Russell 2000® Index1, 5%.

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	Since Inception	Inception Date
Initial Class	15.13%	7.89%	4.79%	05/01/2009
Service Class	14.83%	7.64%	4.53%	05/01/2009
S&P 500® (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	16.21%
Transamerica PIMCO Tactical – Growth VP Blended Benchmark (reflects no deduction for fees, expenses or taxes)	16.88%	10.68%	12.09%
1Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Pacific Investment Management Company LLC Portfolio Managers:
Josh Davis, Ph.D.	Lead Portfolio Manager	since 2015
Sudi N. Mariappa	Portfolio Manager	since 2015
Graham A. Rennison	Portfolio Manager	since 2015
Josh Thimons	Portfolio Manager	since 2012
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2019. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica PIMCO Total Return VP

Investment Objective: Seeks maximum total return consistent with preservation of capital and prudent investment management.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio  shares, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.
Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.62%	0.62%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.06%	0.06%
Total annual fund operating expenses	0.68%	0.93%
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$69	$218	$379	$ 847
Service Class	$95	$296	$515	$1,143
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 61% of the average value of its portfolio.
Principal Investment Strategies: The portfolio’s sub-adviser, Pacific Investment Management Company LLC (the “sub-adviser”), invests, under normal circumstances, at least 65% of the portfolio’s total assets in fixed-income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average duration of the portfolio normally varies within two years (plus or minus) of the duration of the Bloomberg Barclays US Aggregate Bond Index, as calculated by the sub-adviser, which as of December 31, 2017, was 5.57 years. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates.
The sub-adviser invests the portfolio’s assets primarily in investment grade debt securities, but may invest up to 20% of the portfolio’s total assets in high yield securities rated B or higher by Moody’s, Fitch, or S&P or, if unrated, determined by the sub-adviser to be of comparable quality (except that within such 20% limitation, the portfolio may invest in mortgage-related securities rated below B). The sub-adviser may invest up to 30% of the portfolio’s total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means the portfolio may invest, together with any other investments denominated in foreign currencies, up to 30% of its total assets in such instruments). Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the portfolio’s total assets. The portfolio may invest in to-be-announced pass-through mortgage securities, which settle on a delayed delivery basis. The portfolio may enter into reverse repurchase agreements and sale-buyback transactions.
The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The portfolio may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the portfolio consists of income earned on the portfolio’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The portfolio may invest up to 10% of its total assets in preferred stock, convertible securities and other equity related securities.
Principal Risks: Risk is inherent in all investing. Many factors affect the portfolio's performance. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the portfolio. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Active Trading – The portfolio may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs.
Convertible Securities – Convertible securities share investment characteristics of both fixed income and equity securities. The value of these securities may vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also may be less volatile than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
Counterparty – The portfolio will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the portfolio or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the portfolio may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Currency Hedging – The portfolio may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a portfolio may be worse off than if it had not used a hedging strategy or instrument.
Derivatives – Using derivatives exposes the portfolio to additional risks and can increase portfolio losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the portfolio. Using derivatives may have a leveraging effect, increase portfolio volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the portfolio than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Portfolio—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the portfolio. If the proposed rule, or a different rule, takes effect, it could limit the ability of the portfolio to invest in derivatives.
Dollar Rolls – The use of dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money. Dollar roll transactions involve the risk that the market value of the securities the portfolio is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the portfolio sells securities becomes insolvent, the portfolio’s right to purchase or repurchase securities may be restricted.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. If the portfolio holds equity securities in a company that becomes insolvent, the portfolio’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.

Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the portfolio’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the portfolio fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the portfolio faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The portfolio faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the portfolio may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the portfolio.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the portfolio, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the portfolio. The portfolio also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the portfolio's assets. The portfolio also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the portfolio to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss. The portfolio may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The portfolio is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The portfolio may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The portfolio’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the portfolio’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the portfolio. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the portfolio fall, the value of your investment will go down. The portfolio may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the portfolio invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio's investments may be negatively affected.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the portfolio may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.

Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The portfolio may also lose any premium it paid on prepaid securities.
Repurchase Agreements – If the other party to a repurchase agreement defaults on its obligation, the portfolio may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the portfolio could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the portfolio's ability to dispose of the underlying securities may be restricted. In addition, if the portfolio is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Rule 144A and Privately Placed Securities – The portfolio’s investments may include privately placed securities such as Rule 144A securities, which are subject to resale restrictions. Rule 144A permits certain qualified institutional buyers, such as the portfolio, to trade in privately placed securities that have not been registered for sale to the public. Rule 144A and other privately placed securities may be deemed illiquid, and the portfolio might be unable to dispose of such securities promptly or at reasonable prices.
Securities Lending – Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
Short Sales – A short sale may be effected by selling a security that the portfolio does not own. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The portfolio may also pay transaction costs and borrowing fees in connection with short sales.
Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamericaseriestrust.com/content/Performance.aspx or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Initial Class
	Quarter Ended	Return
Best Quarter:	9/30/2009	7.17%
Worst Quarter:	9/30/2008	-4.67%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Inception Date
Initial Class	4.89%	2.04%	4.34%	05/01/2002
Service Class	4.64%	1.80%	4.08%	05/01/2003
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	3.54%	2.10%	4.01%
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Pacific Investment Management Company LLC Portfolio Managers:
Mark R. Kiesel	Portfolio Manager	since 2014
Scott A. Mather	Portfolio Manager	since 2014
Mihir P. Worah	Portfolio Manager	since 2014
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2019. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica PineBridge Inflation Opportunities VP

Investment Objective: Seeks maximum real return, consistent with appreciation of capital.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio  shares, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.
Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.58%	0.58%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.07%	0.07%
Total annual fund operating expenses	0.65%	0.90%
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$66	$208	$362	$ 810
Service Class	$92	$287	$498	$1,108
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 38% of the average value of its portfolio.
Principal Investment Strategies: The portfolio’s sub-adviser, PineBridge Investments LLC (the “sub-adviser”), seeks to achieve the portfolio’s investment objective by investing, under normal circumstances, at least 80% of the portfolio’s net assets (plus the amount of borrowings, if any, for investment purposes) in inflation-indexed fixed income securities issued by domestic and foreign governments (including those in emerging market countries), their agencies or instrumentalities, and corporations.
Inflation-indexed fixed income securities are structured to provide protection against the negative effects of inflation. The value of an inflation-indexed fixed income security’s principal or the interest income paid on the fixed income security is adjusted to track changes in an official inflation measure, usually the Consumer Price Index for Urban Consumers (“CPI-U”) with respect to domestic issuers.
The portfolio may also invest in debt securities that are not inflation-indexed, including but not limited to securities issued or guaranteed by national governments, their agencies, instrumentalities, and political sub-divisions, securities of supranational organizations such as bonds, corporate debt securities, adjustable rate bonds, floating rate bonds, principal only bonds, Eurobonds, Eurodollar bonds and Yankee dollar instruments, zero coupon bonds, convertible notes, commercial paper, and commercial mortgage-backed and mortgage-backed and asset-backed securities. The portfolio may invest in securities of any maturity and does not have a target average duration. The portfolio also may invest in money market instruments (including repurchase agreements) with remaining maturities of one year or less, as well as cash and cash equivalents. The portfolio may also invest in hybrid instruments.
The portfolio invests primarily in investment grade securities rated Baa3 or higher by Moody’s Investors Service, Inc. or equivalently by Standard & Poor’s Corporation or Fitch Inc., or, if unrated, determined by the sub-adviser to be of comparable quality, but may also invest in high yield securities (often referred to as “junk bonds”) rated below investment grade. The portfolio also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign and emerging market issuers. The portfolio may invest no more than 10% of its assets in high yield securities and emerging markets securities combined.
The portfolio may invest, without limitation, in derivative instruments, such as options, currency forwards, futures contracts or swaps, subject to applicable law and other restrictions described in the portfolio’s prospectus or SAI. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).
Principal Risks: Risk is inherent in all investing. Many factors affect the portfolio's performance. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the portfolio. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Counterparty – The portfolio will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the portfolio or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the portfolio may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Currency Hedging – The portfolio may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a portfolio may be worse off than if it had not used a hedging strategy or instrument.
Derivatives – Using derivatives exposes the portfolio to additional risks and can increase portfolio losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the portfolio. Using derivatives may have a leveraging effect, increase portfolio volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the portfolio than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Portfolio—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the portfolio. If the proposed rule, or a different rule, takes effect, it could limit the ability of the portfolio to invest in derivatives.
Dollar Rolls – The use of dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money. Dollar roll transactions involve the risk that the market value of the securities the portfolio is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the portfolio sells securities becomes insolvent, the portfolio’s right to purchase or repurchase securities may be restricted.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the portfolio’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the portfolio fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the portfolio faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Focused Investing – To the extent the portfolio invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the portfolio will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Hybrid Instruments – Investing in hybrid instruments involves a combination of risks, including risks of investing in securities, commodities, options, futures, and currencies. An investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities.
Inflation-Protected Securities – Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The portfolio faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the portfolio may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the portfolio.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the portfolio, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the portfolio. The portfolio also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the portfolio's assets. The portfolio also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the portfolio to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss. The portfolio may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The portfolio is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The portfolio may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The portfolio’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the portfolio’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the portfolio. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the portfolio fall, the value of your investment will go down. The portfolio may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the portfolio invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio's investments may be negatively affected.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the portfolio may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The portfolio may also lose any premium it paid on prepaid securities.

Repurchase Agreements – If the other party to a repurchase agreement defaults on its obligation, the portfolio may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the portfolio could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the portfolio's ability to dispose of the underlying securities may be restricted. In addition, if the portfolio is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Yield – The amount of income received by the portfolio will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the portfolio's expenses could absorb all or a significant portion of the portfolio's income.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamericaseriestrust.com/content/Performance.aspx or by calling 1-888-233-4339.
Prior to November 10, 2014, the portfolio was named Transamerica PIMCO Real Return TIPS VP, had a different sub-adviser, a different investment objective, used different investment strategies and had a different benchmark. The performance set forth prior to that date is attributable to the previous sub-adviser and was compared to the Bloomberg Barclays US Treasury Inflation Protected Securities Index. As of November 10, 2014, the portfolio also compares its performance against the Bloomberg Barclays Global Government Inflation Linked Index to reflect the portfolio's current investment strategies.

Annual Total Returns (calendar years ended December 31) - Initial Class
	Quarter Ended	Return
Best Quarter:	6/30/2014	4.17%
Worst Quarter:	6/30/2013	-8.27%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	Since Inception	Inception Date
Initial Class	3.42%	-0.30%	1.62%	05/01/2011
Service Class	3.13%	-0.56%	1.62%	05/01/2011
Bloomberg Barclays US Treasury Inflation Protected Securities Index (reflects no deduction for fees, expenses or taxes)	3.01%	0.13%	2.36%
Bloomberg Barclays Global Inflation Linked Bond Index (reflects no deduction for fees, expenses or taxes)	8.67%	1.44%	2.61%

Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: PineBridge Investments LLC Portfolio Managers:
Roberto Coronado	Co-Portfolio Manager	since 2016
Gunter H. Seeger	Co-Portfolio Manager	since 2018
Robert A. Vanden Assem, CFA	Co-Portfolio Manager	since 2014
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2019. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica ProFund UltraBear VP

Investment Objective: Seeks daily investment results, before fees and expenses, that correspond to twice the inverse (-2x) of the daily performance of the S&P 500®. The portfolio does not seek to achieve its stated objective over a period of time greater than a single day.
Important Information About the Portfolio:
The portfolio seeks investment results for a single day only, not for longer periods. The return of the portfolio for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from two times the inverse (-2x) of the return of the S&P 500® (the “Index”) for that period. For periods longer than a single day, the portfolio will lose money when the level of the Index is flat, and it is possible that the portfolio will lose money even if the level of the Index falls. Longer holding periods, higher index volatility, inverse exposure and greater leverage each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the portfolio’s return as much as or more than the return of the Index.
The portfolio is different from most funds in that it seeks inverse leveraged returns relative to the Index and only on a daily basis. The portfolio also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the portfolio may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively manage and monitor their investments, as frequently as daily.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio  shares, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.
Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.88%	0.88%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.13%	0.13%
Total annual fund operating expenses	1.01%	1.26%
Fee waiver and/or expense reimbursement[1]	0.03%	0.03%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.98%	1.23%
1	Contractual arrangements have been made with the portfolio’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through May 1, 2019 to waive fees and/or reimburse portfolio expenses to the extent that the total annual fund operating expenses exceed 0.98% for Initial Class shares and 1.23% for Service Class shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the portfolio’s business. These arrangements cannot be terminated prior to May 1, 2019 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the portfolio, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$100	$319	$555	$1,234
Service Class	$125	$397	$689	$1,520
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 0% of the average value of its portfolio.
Derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the portfolio turnover rate.
Principal Investment Strategies: The portfolio invests in derivatives that the portfolio’s sub-adviser, ProFund Advisors LLC (the “sub-adviser”), believes, in combination, should have similar daily return characteristics as twice the inverse (-2x) of the daily return of the Index. The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of approximately 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability. As of December 31, 2017, the Index included companies with capitalizations between $2.7 billion and $8.69 billion. The average capitalization of the companies comprising the Index was approximately $47.4 billion. The Index is published under the Bloomberg ticker symbol “SPX.”
Derivatives – The portfolio invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds or funds (including exchange traded funds (“ETFs”)), interest rates or indexes. The portfolio invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. Cash balances arising from the use of derivatives will typically be held in money market instruments. These derivatives principally include:
•	Swap Agreements – Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.
•	Futures Contracts – Standardized contracts traded on, or subject to the rules of, an exchange that calls for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.
Money Market Instruments – The portfolio invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:
•	U.S. Treasury Bills– U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
•	Repurchase Agreements– Contracts in which a seller of securities, usually U.S. government securities or other “highly liquid securities”, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the portfolio as a short-term investment vehicle for cash positions.
The sub-adviser uses a mathematical approach to investing. Using this approach, the sub-adviser determines the type, quantity and mix of investment positions that the portfolio should hold to approximate, on a daily basis, the performance of twice the inverse (-2x) of the Index. The portfolio may gain inverse exposure to only a representative sample of the securities in the Index, or to securities not continued in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the inverse of the Index. The sub-adviser does not invest the assets of the portfolio in securities or derivatives based on the sub-adviser’s view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis, or forecast market movement or trends, in managing the assets of the portfolio. The portfolio seeks to remain fully invested at all times in securities and/or derivatives that, in combination, provide inverse leveraged exposure to the Index without regard to market conditions, trends or direction. The portfolio seeks investment results for a single day, not for longer periods.
On a daily basis, the portfolio will seek to position its portfolio so that its exposure to the Index is consistent with the portfolio’s investment objective. The Index’s movements during the day will affect whether the portfolio’s holdings need to be re-positioned. For example, if the Index has risen on a given day, net assets of the portfolio should fall. As a result, the portfolio’s inverse exposure will need to be decreased. Conversely, if the portfolio’s Index has fallen on a given day, net assets of the portfolio should rise. As a result, the portfolio’s inverse exposure will need to be increased.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the portfolio for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from twice the inverse (-2x) of the return of the Index over the same period. The portfolio will lose money if the level of the Index is flat, and it is possible that the portfolio will lose money even if the level of the Index falls, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.
The portfolio will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.
The portfolio is non-diversified.
Principal Risks: Risk is inherent in all investing. Many factors affect the portfolio's performance. There is no assurance the portfolio will meet its investment objective. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. While the realization of certain of these risks may benefit the portfolio because the portfolio seeks investment results that correspond to a multiple of the inverse of the Index, such occurrences may introduce more volatility to the portfolio. The following is a summary description of principal risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.
Active Trading – The portfolio may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs.
CFTC Regulation – The Investment Manager has registered as a “commodity pool operator” under the Commodity Exchange Act with respect to its service as investment manager to the portfolio. The Investment Manager is therefore subject to dual regulation by the SEC and the Commodity Futures Trading Commission (“CFTC”), and is a member of the National Futures Association and is also subject to its rules. Regulation of commodity investing continues to change, and additional compliance and other expenses may be incurred.

Compounding – The portfolio has a single day investment objective, and the portfolio’s performance for periods greater than a single day will be the result of each day’s returns compounded over the period, which is likely to be either better or worse than the Index performance times the stated multiple in the portfolio’s investment objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on an inverse leveraged fund. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a single day to vary from two times the inverse (-2x) of the return of the Index. This effect becomes more pronounced as volatility increases.
Portfolio performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with inverse leveraged exposure; e) other portfolio expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on portfolio performance. The chart shows estimated portfolio returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no portfolio expenses; and (c) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If portfolio expenses and/or actual borrowing/lending rates were reflected, the portfolio’s performance would be different than shown.
Areas shaded darker represent those scenarios where the portfolio can be expected to return less than two times the inverse (-2x) of the performance of the Index.
Estimated Portfolio Returns
Performance		Volatility Rate
One Year Index	-2x One Year Index	10%	25%	50%	75%	100%
-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%
-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%
-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%
-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%
-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%
-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%
20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%
30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%
40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%
50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%
60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%
The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the portfolio. For example, the portfolio may incorrectly be expected to achieve a -40% return on a yearly basis if the Index return were 20%, absent the effects of compounding. However, as the table shows, with Index volatility of 50%, the portfolio could be expected to return -67.2% under such a scenario. The portfolio’s actual returns may be significantly better or worse than the returns shown above as a result of any number of factors, including those discussed in “Principal Risks — Correlation” below.
The Index’s annualized historical volatility rate for the five-year period ended December 31, 2017 was 11.91%. The Index’s highest December to December volatility rate during the five-year period was 15.51% (December 31, 2015). The Index’s annualized total return performance for the five-year period ended December 31, 2017 was 15.79%.
Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.
Correlation – A number of factors may affect the portfolio’s ability to achieve a high degree of inverse correlation with the Index, and there is no guarantee that the portfolio will achieve a high degree of inverse correlation. Failure to achieve a high degree of inverse correlation may prevent the portfolio from achieving its investment objective, and the percentage share of the portfolio’s net asset value each day may differ, perhaps significantly, from two times the inverse (-2x) of the percentage change of the Index on such day.

In order to achieve a high degree of inverse correlation with the Index, the portfolio seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or underexposed to the Index may prevent the portfolio from achieving a high degree of inverse correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the portfolio’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the portfolio will have perfect inverse exposure (i.e., -2x) to the Index at the end of each day and the likelihood of being materially over- or underexposed is higher on days when the Index level is volatile near the close of the trading day.
A number of other factors may also adversely affect the portfolio’s inverse correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the portfolio invests. The portfolio may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the portfolio may invest in securities not included in the Index or in financial instruments. The portfolio may take or refrain from taking positions in order to improve tax efficiency, or comply with regulatory restrictions, either of which may negatively affect the portfolio’s correlation with the Index. The portfolio may also be subject to large movements of assets into and out of the portfolio, potentially resulting in the portfolio being over- or underexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the portfolio and the Index and may hinder the portfolio’s ability to meet its investment objective.
Counterparty – The portfolio will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the portfolio or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the portfolio may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Derivatives – Using derivatives exposes the portfolio to additional risks and can increase portfolio losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the portfolio. Using derivatives may have a leveraging effect, increase portfolio volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the portfolio than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Portfolio—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the portfolio. If the proposed rule, or a different rule, takes effect, it could limit the ability of the portfolio to invest in derivatives.
Early Close/Late Close/Trading Halt – An exchange or market may close early, close late or issue trading halts generally or on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the portfolio being unable to buy or sell certain securities or financial instruments. In these circumstances, the portfolio may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Equity and Market – The equity markets are volatile, and the value of securities, swaps, futures and other instruments related to the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the portfolio to decrease over short or long periods of time. As a portfolio seeking investment results that correspond to two times the inverse (-2x) of the Index, the portfolio’s performance will generally decrease when market conditions cause the level of the Index to rise.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the portfolio fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the portfolio faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Index Performance – The portfolio is linked to a benchmark maintained by a third party provider that is unaffiliated with the portfolio. There can be no guarantee or assurance that the methodology used by the third party provider to create the benchmark will result in the portfolio achieving high, or even positive, returns. Further, there can be no guarantee that the methodology underlying the benchmark or the daily calculation of the benchmark will be free from error. It is also possible that the value of the benchmark or its underlying Reference Asset may be subject to intentional manipulation by third-party market participants. The particular benchmark used by the portfolio may underperform other asset classes and may underperform other indices or benchmarks based upon the same underlying Reference Asset. Each of these factors could have a negative impact on the performance of the portfolio.
Industry Concentration – The portfolio will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration in a particular industry subjects the portfolio to the risks associated with that industry. As a result, the portfolio may be subject to greater price volatility and risk of loss as a result of adverse economic, business or other developments affecting that industry than funds investing in a broader range of industries.
Inverse Correlation – Shareholders will lose money when the Index rises – a result that is the opposite from traditional funds.
Large Capitalization Companies – The portfolio’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion. As a result, the portfolio’s value may not rise as much as, or may fall more than, the value of portfolios that focus on companies with smaller market capitalizations.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the portfolio, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the portfolio. The portfolio also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The portfolio obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of leverage could result in the total loss of an investor’s investment. For example, because the portfolio includes a multiplier of two times the inverse (-2x) of the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the portfolio, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the portfolio to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss. The portfolio may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The portfolio is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The portfolio may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The portfolio’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the portfolio’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the portfolio. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the portfolio fall, the value of your investment will go down. The portfolio may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the portfolio invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio's investments may be negatively affected.
Non-Diversification – The portfolio is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the portfolio invests its assets in a smaller number of issuers, the portfolio will be more susceptible to negative events affecting those issuers than a diversified fund.
Portfolio Turnover – Daily rebalancing of portfolio holdings, which is required to keep inverse leverage consistent with a single day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Also, active trading of the portfolio’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains.
Short Sale Exposure – The portfolio may seek short exposure through financial instruments such as swap agreements, which may cause the portfolio to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may adversely impact the portfolio’s return, result in a loss, have the effect of limiting the portfolio’s ability to obtain short exposure through financial instruments such as swap agreements, or require the portfolio to seek short exposure through alternative investment strategies that may be less desirable or may be costly to implement. To the extent that, at any particular point in time, the securities underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the portfolio may be unable to meet its investment objective (e.g., due to a lack of a counterparty or counterparties). Obtaining short exposure through these instruments may be considered an aggressive investment technique.
Underlying Exchange Traded Funds – To the extent the portfolio invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the portfolio to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the portfolio invests more of its assets in one underlying ETF than in another, the portfolio will have greater exposure to the risks of that underlying ETF. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of fixed-income securities. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to certain risks that do not apply to conventional funds, including: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally, or trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile; or (v) a limited number of institutions may act as authorized participants to create or redeem block-sized units of ETF shares. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the portfolio's shares could also be substantially and adversely affected.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamericaseriestrust.com/content/Performance.aspx or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Service Class
	Quarter Ended	Return
Best Quarter:	6/30/2010	25.98%
Worst Quarter:	12/31/2011	-23.27%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	Since Inception	Inception Date
Service Class	-32.35%	-27.83%	-29.89%	05/01/2009
S&P 500® (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	16.21%
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: ProFund Advisors LLC Portfolio Managers:
Michael Neches	Senior Portfolio Manager	since 2013
Devin Sullivan	Portfolio Manager	since 2018
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2019. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
The portfolio does not currently offer Initial class shares.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica QS Investors Active Asset Allocation – Conservative VP

Investment Objective: Seeks current income and preservation of capital.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio  shares, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.
Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.55%	0.55%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.03%	0.03%
Acquired fund fees and expenses	0.10%	0.10%
Total annual fund operating expenses[1]	0.68%	0.93%
1	Total annual fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$69	$218	$379	$ 847
Service Class	$95	$296	$515	$1,143
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 3% of the average value of its portfolio.
Principal Investment Strategies: The portfolio’s sub-adviser, QS Investors, LLC (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing its assets primarily in a combination of underlying exchange traded funds (“ETFs”).
Under normal circumstances, the sub-adviser expects to allocate substantially all of the portfolio’s assets among underlying ETFs to achieve targeted exposure to domestic equities, international equities, domestic bonds, international bonds and foreign currency. The portfolio’s current target allocation for long-term investments is approximately 35% of its net assets in ETFs that invest primarily in global equities (“equity ETFs”) and approximately 65% of its net assets in ETFs that invest primarily in U.S. fixed income securities (“fixed income ETFs”). In response to current market conditions, the portfolio’s sub-adviser may tactically increase exposure to equity ETFs to approximately 50% of net assets or may decrease exposure to equity ETFs to approximately 20% of net assets, and may increase exposure to fixed income ETFs to approximately 80% of net assets or may decrease exposure to fixed income ETFs to approximately 50% of net assets. This means at any time the portfolio’s asset mix may be significantly different than the target allocation.
The sub-adviser will implement a “Dynamic Risk Management” strategy which seeks to reduce the portfolio’s market risk exposure and volatility under certain market conditions. Through the strategy, the portfolio gives up some of the potential for high total return that could be achieved if the portfolio were to follow its target allocation under positive market conditions. In exchange, the strategy is intended to result in less significant declines in the portfolio’s net asset value (“NAV”) under negative market conditions. The portfolio’s NAV will fluctuate, and the fluctuations may be sizeable.
As frequently as daily, in response to certain levels of negative equity performance, the Dynamic Risk Management strategy may vary the portfolio’s allocation substantially from the target allocation and may increase the portfolio’s exposure to short-term defensive instruments (including Treasury bills, money market funds and cash) based on a formula that takes into account the current value of the equity portion of the portfolio, the equity portion’s underlying volatility and the implied volatility in the market. At other times the Dynamic Risk Management strategy may decrease the portfolio’s exposure to short-term defensive instruments and fixed income ETFs and increase its exposure to equity ETFs in response to certain levels of positive equity performance. The sub-adviser, in its discretion, will determine the levels and timing for Dynamic Risk Management.
The portfolio utilizes a systematic asset allocation strategy, which makes short-term adjustments to the portfolio’s asset mix utilizing the sub-adviser’s research on dynamic allocation strategies, in an effort to better trade-off risk and return as market conditions change. Further, the sub-adviser believes that a greater focus on short-term dynamics can improve the distribution of returns through lower volatility and reduction of the risk posed by sudden shifts in market sentiment that can have a substantial impact on the return of a portfolio. The portfolio’s asset allocation exposures are expected to be implemented and adjusted through transactions in ETFs. The sub-adviser decides how much of the portfolio’s assets to allocate each underlying ETF based on what it considers to be prudent diversification principles and other factors, such as historical performance and volatility in the equity markets.
In implementing the Dynamic Risk Management strategy, the portfolio may have significant exposure to short-term defensive instruments. If the portfolio has a significant amount of exposure to short-term defensive investments, it may be more difficult for the portfolio to achieve its objective.
Each underlying ETF has its own investment objective, principal investment strategies and investment risks. The portfolio may have exposure to derivatives instruments, such as options, futures or forward contracts and swaps through its ETF investments.
It is not possible to predict the extent to which the portfolio will be invested in a particular underlying ETF at any time. The portfolio may also invest in the institutional mutual fund share class of the equivalent ETFs. The portfolio may be a significant shareholder in certain underlying ETFs. The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval and without notice to investors.
Principal Risks: Risk is inherent in all investing. Many factors affect the portfolio's performance. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio, through its investments in underlying portfolios, is subject to the risks of the underlying portfolios. The following is a summary description of principal risks (in alphabetical order) of investing in the portfolio (either directly or through its investments in underlying portfolios). Each risk described below may not apply to each underlying portfolio and an underlying portfolio may be subject to additional or different risks than those described below. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Active Trading – The portfolio may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs.
Asset Allocation – The sub-adviser allocates the portfolio's assets among various asset classes and underlying ETFs. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses, and may cause the portfolio to underperform.
Asset Class Variation – The underlying ETFs invest principally in the securities constituting their asset class (i.e., equity or fixed income). However, an underlying ETF may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying ETFs at any given time, and the percentage of the portfolio's assets invested in various underlying ETFs, the portfolio's actual exposure to the securities in a particular asset class may vary substantially from its target allocation for that asset class.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Derivatives – Using derivatives exposes the portfolio to additional risks and can increase portfolio losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the portfolio. Using derivatives may have a leveraging effect, increase portfolio volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the portfolio than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Portfolio—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the portfolio. If the proposed rule, or a different rule, takes effect, it could limit the ability of the portfolio to invest in derivatives.

Dynamic Risk Management – In implementing the Dynamic Risk Management strategy, the sub-adviser anticipates that it will sell shares the portfolio holds in equity and fixed income ETFs and may be more concentrated in short-term defensive instruments. The portfolio may incur additional trading costs while implementing the Dynamic Risk Management strategy, which may reduce the portfolio’s performance. If the portfolio increases its exposure to short-term defensive instruments at inopportune times or for extended periods of time, the portfolio may experience lower performance and greater losses. The strategy also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The strategy also may have the effect of limiting the amount of guaranteed benefits. There is no guarantee that the Dynamic Risk Management strategy will work as intended.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. If the portfolio holds equity securities in a company that becomes insolvent, the portfolio’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the portfolio’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the portfolio fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the portfolio faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The portfolio faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the portfolio may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the portfolio.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the portfolio, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the portfolio. The portfolio also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the portfolio's assets. The portfolio also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the portfolio to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss. The portfolio may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Managed Risk Strategy– The portfolio employs a managed risk strategy. The strategy attempts to stabilize the volatility of the portfolio around a target volatility level and manage downside exposure during periods of significant market declines but may not work as intended. Because market conditions change, sometimes rapidly and unpredictably, the success of the strategy also will be subject to the sub-adviser’s ability to implement the strategy in a timely and efficient manner. The strategy may result in periods of underperformance, may limit the portfolio’s ability to participate in rising markets and may increase transaction costs at the portfolio and/or underlying ETF level. Managing the portfolio pursuant to the strategy may result in the portfolio not achieving its stated asset mix goal due to unforeseen or unanticipated market conditions. The strategy also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The strategy also may have the effect of limiting the amount of guaranteed benefits. The portfolio’s performance may be lower than similar portfolios that are not subject to a managed risk strategy.
Management – The portfolio is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The portfolio may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The portfolio’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the portfolio’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the portfolio. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the portfolio fall, the value of your investment will go down. The portfolio may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the portfolio invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio's investments may be negatively affected.
Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the portfolio.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The portfolio may also lose any premium it paid on prepaid securities.
Small and Medium Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Tactical and Strategic Asset Allocation – The  portfolio’s tactical asset allocation strategy involves making short-term adjustments to the portfolio’s asset mix, utilizing the sub-adviser’s research on various risk and return considerations, in an effort to optimize returns relative to risks as market and economic conditions change. The portfolio’s strategic asset allocation strategy is similar, but with a somewhat longer-term outlook. These strategies tend to produce higher turnover than those that adhere to a longer term outlook, which may result in higher transaction costs. These strategies may not work as intended. The portfolio may not achieve its objective and may not perform as well as other portfolios using other asset management strategies.
Underlying Exchange Traded Funds – Because the portfolio invests its assets in underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the portfolio to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the portfolio invests more of its assets in one underlying ETF than in another, the portfolio will have greater exposure to the risks of that underlying ETF. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of fixed-income securities. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to certain risks that do not apply to conventional funds, including: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally, or trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile; or (v) a limited number of institutions may act as authorized participants to create or redeem block-sized units of ETF shares. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the portfolio's shares could also be substantially and adversely affected.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
Absent any applicable fee waivers and/or expense limitations, performance would be lower. Prior to July 1, 2015 the portfolio was named Transamerica Aegon Active Asset Allocation - Conservative VP, had a different sub-adviser and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser and strategies.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamericaseriestrust.com/content/Performance.aspx or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Initial Class
	Quarter Ended	Return
Best Quarter:	3/31/2017	3.49%
Worst Quarter:	9/30/2015	-2.53%
The Transamerica QS Investors Active Asset Allocation – Conservative VP Blended Benchmark consists of the following: Bloomberg Barclays US Aggregate Bond Index, 65%, Russell 3000®Index1, 25%, and FTSE All-World Index ex-U.S., 10%.

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	Since Inception	Inception Date
Initial Class	11.92%	4.68%	4.41%	05/01/2011
Service Class	11.70%	4.43%	4.16%	05/01/2011
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	3.54%	2.10%	3.10%
Russell 3000® Index[1] (reflects no deduction for fees, expenses or taxes)	21.13%	15.58%	12.66%
Transamerica QS Investors Active Asset Allocation – Conservative VP Blended Benchmark	10.00%	6.01%	5.77%
1Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: QS Investors, LLC Portfolio Managers:
Adam J. Petryk, CFA	Portfolio Manager	since 2016
Thomas Picciochi	Portfolio Manager	since 2015
Ellen Tesler	Portfolio Manager	since 2015
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2019. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

Investment Objective: Seeks capital appreciation with current income as a secondary objective.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio  shares, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.
Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.55%	0.55%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.02%	0.02%
Acquired fund fees and expenses	0.12%	0.12%
Total annual fund operating expenses[1]	0.69%	0.94%
1	Total annual fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$70	$221	$384	$ 859
Service Class	$96	$300	$520	$1,155
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 23% of the average value of its portfolio.
Principal Investment Strategies: The portfolio’s sub-adviser, QS Investors, LLC (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing its assets primarily in a combination of underlying exchange traded funds (“ETFs”).
Under normal circumstances, the sub-adviser expects to allocate substantially all of the portfolio’s assets among underlying ETFs to achieve targeted exposure to domestic equities, international equities, domestic bonds, international bonds and foreign currency. The portfolio’s current target allocation for long-term investments is approximately 70% of net assets in ETFs that invest primarily in global equities (“equity ETFs”) and approximately 30% of net assets in ETFs that invest primarily in U.S. fixed income securities (“fixed income ETFs”). In response to current market conditions, the portfolio’s sub-adviser may tactically increase exposure to equity ETFs to approximately 95% of net assets or may decrease the exposure to equity ETFs to approximately 30% of net assets, and may increase exposure to fixed income ETFs to approximately 70% of net assets or may decrease exposure to fixed income ETFs to approximately 5% of net assets. This means at any time the portfolio’s asset mix may be significantly different than the target allocation.
The sub-adviser will implement a “Dynamic Risk Management” strategy which seeks to reduce the portfolio’s market risk exposure and volatility under certain market conditions. Through the strategy, the portfolio gives up some of the potential for high total return that could be achieved if the portfolio were to follow its target allocation under positive market conditions. In exchange, the strategy is intended to result in less significant declines in the portfolio’s net asset value (“NAV”) under negative market conditions. The portfolio’s NAV will fluctuate and the fluctuations may be sizeable.
As frequently as daily, in response to certain levels of negative equity performance, the Dynamic Risk Management strategy may vary the portfolio’s allocation substantially from the target allocation and may increase the portfolio’s exposure to short-term defensive instruments (including Treasury bills, money market funds and cash) based on a formula that takes into account the current value of the equity portion of the portfolio, the equity portion’s underlying volatility and the implied volatility in the market. At other times the Dynamic Risk Management strategy may decrease the portfolio’s exposure to short-term defensive instruments and fixed income ETFs and increase its exposure to equity ETFs in response to certain levels of positive equity performance. The sub-adviser, in its discretion, will determine the levels and timing for Dynamic Risk Management.
The portfolio utilizes a systematic asset allocation strategy, which makes short-term adjustments to the portfolio’s asset mix utilizing the sub-adviser’s research on dynamic allocation strategies, in an effort to better trade-off risk and return as market conditions change. Further, the sub-adviser believes that a greater focus on short-term dynamics can improve the distribution of returns through lower volatility and reduction of the risk posed by sudden shifts in market sentiment that can have a substantial impact on the return of a portfolio. The portfolio’s asset allocation exposures are expected to be implemented and adjusted through transactions in ETFs. The sub-adviser decides how much of the portfolio’s assets to allocate each underlying ETF based on what it considers to be prudent diversification principles and other factors, such as historical performance and volatility in the equity markets.
In implementing the Dynamic Risk Management strategy, the portfolio may have significant exposure to short-term defensive instruments. If the portfolio has a significant amount of exposure to short-term defensive investments, it may be more difficult for the portfolio to achieve its objective.
Each underlying ETF has its own investment objective, principal investment strategies and investment risks. The portfolio may have exposure to derivatives instruments, such as options, futures or forward contracts and swaps through its ETF investments.
It is not possible to predict the extent to which the portfolio will be invested in a particular underlying ETF at any time. The portfolio may also invest in the institutional mutual fund share class of the equivalent ETFs. The portfolio may be a significant shareholder in certain underlying ETFs. The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval and without notice to investors.
Principal Risks: Risk is inherent in all investing. Many factors affect the portfolio's performance. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio, through its investments in underlying portfolios, is subject to the risks of the underlying portfolios. The following is a summary description of principal risks (in alphabetical order) of investing in the portfolio (either directly or through its investments in underlying portfolios). Each risk described below may not apply to each underlying portfolio and an underlying portfolio may be subject to additional or different risks than those described below. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Active Trading – The portfolio may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs.
Asset Allocation – The sub-adviser allocates the portfolio's assets among various asset classes and underlying ETFs. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses, and may cause the portfolio to underperform.
Asset Class Variation – The underlying ETFs invest principally in the securities constituting their asset class (i.e., equity or fixed income). However, an underlying ETF may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying ETFs at any given time, and the percentage of the portfolio's assets invested in various underlying ETFs, the portfolio's actual exposure to the securities in a particular asset class may vary substantially from its target allocation for that asset class.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Derivatives – Using derivatives exposes the portfolio to additional risks and can increase portfolio losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the portfolio. Using derivatives may have a leveraging effect, increase portfolio volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the portfolio than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Portfolio—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the portfolio. If the proposed rule, or a different rule, takes effect, it could limit the ability of the portfolio to invest in derivatives.

Dynamic Risk Management – In implementing the Dynamic Risk Management strategy, the sub-adviser anticipates that it will sell shares the portfolio holds in equity and fixed income ETFs and may be more concentrated in short-term defensive instruments. The portfolio may incur additional trading costs while implementing the Dynamic Risk Management strategy, which may reduce the portfolio’s performance. If the portfolio increases its exposure to short-term defensive instruments at inopportune times or for extended periods of time, the portfolio may experience lower performance and greater losses. The strategy also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The strategy also may have the effect of limiting the amount of guaranteed benefits. There is no guarantee that the Dynamic Risk Management strategy will work as intended.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. If the portfolio holds equity securities in a company that becomes insolvent, the portfolio’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the portfolio’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the portfolio fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the portfolio faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The portfolio faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the portfolio may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the portfolio.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the portfolio, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the portfolio. The portfolio also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the portfolio's assets. The portfolio also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the portfolio to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss. The portfolio may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Managed Risk Strategy– The portfolio employs a managed risk strategy. The strategy attempts to stabilize the volatility of the portfolio around a target volatility level and manage downside exposure during periods of significant market declines but may not work as intended. Because market conditions change, sometimes rapidly and unpredictably, the success of the strategy also will be subject to the sub-adviser’s ability to implement the strategy in a timely and efficient manner. The strategy may result in periods of underperformance, may limit the portfolio’s ability to participate in rising markets and may increase transaction costs at the portfolio and/or underlying ETF level. Managing the portfolio pursuant to the strategy may result in the portfolio not achieving its stated asset mix goal due to unforeseen or unanticipated market conditions. The strategy also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The strategy also may have the effect of limiting the amount of guaranteed benefits. The portfolio’s performance may be lower than similar portfolios that are not subject to a managed risk strategy.
Management – The portfolio is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The portfolio may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The portfolio’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the portfolio’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the portfolio. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the portfolio fall, the value of your investment will go down. The portfolio may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the portfolio invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio's investments may be negatively affected.
Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the portfolio.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The portfolio may also lose any premium it paid on prepaid securities.
Small and Medium Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Tactical and Strategic Asset Allocation – The  portfolio’s tactical asset allocation strategy involves making short-term adjustments to the portfolio’s asset mix, utilizing the sub-adviser’s research on various risk and return considerations, in an effort to optimize returns relative to risks as market and economic conditions change. The portfolio’s strategic asset allocation strategy is similar, but with a somewhat longer-term outlook. These strategies tend to produce higher turnover than those that adhere to a longer term outlook, which may result in higher transaction costs. These strategies may not work as intended. The portfolio may not achieve its objective and may not perform as well as other portfolios using other asset management strategies.
Underlying Exchange Traded Funds – Because the portfolio invests its assets in underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the portfolio to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the portfolio invests more of its assets in one underlying ETF than in another, the portfolio will have greater exposure to the risks of that underlying ETF. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of fixed-income securities. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to certain risks that do not apply to conventional funds, including: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally, or trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile; or (v) a limited number of institutions may act as authorized participants to create or redeem block-sized units of ETF shares. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the portfolio's shares could also be substantially and adversely affected.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
Absent any applicable fee waivers and/or expense limitations, performance would be lower. Prior to July 1, 2015 the portfolio was named Transamerica Aegon Active Asset Allocation - Moderate Growth VP, had a different sub-adviser and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser and strategies.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamericaseriestrust.com/content/Performance.aspx or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Initial Class
	Quarter Ended	Return
Best Quarter:	3/31/2012	7.63%
Worst Quarter:	9/30/2015	-6.55%
The Transamerica QS Investors Active Asset Allocation – Moderate Growth VP Blended Benchmark consists of the following: Russell 3000® Index1, 49%, Bloomberg Barclays US Aggregate Bond Index, 30%, and FTSE All-World Index ex-U.S., 21%.

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	Since Inception	Inception Date
Initial Class	20.55%	6.91%	5.67%	05/01/2011
Service Class	20.30%	6.64%	5.41%	05/01/2011
Russell 3000® Index[1] (reflects no deduction for fees, expenses or taxes)	21.13%	15.58%	12.66%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	3.54%	2.10%	3.10%
Transamerica QS Investors Active Asset Allocation – Moderate Growth VP Blended Benchmark	16.87%	9.85%	8.21%
1Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: QS Investors, LLC Portfolio Managers:
Adam J. Petryk, CFA	Portfolio Manager	since 2016
Thomas Picciochi	Portfolio Manager	since 2015
Ellen Tesler	Portfolio Manager	since 2015
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2019. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica QS Investors Active Asset Allocation – Moderate VP

Investment Objective: Seeks capital appreciation and current income.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio  shares, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.
Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.54%	0.54%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.02%	0.02%
Acquired fund fees and expenses	0.11%	0.11%
Total annual fund operating expenses[1]	0.67%	0.92%
1	Total annual fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$68	$214	$373	$ 835
Service Class	$94	$293	$509	$1,131
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 18% of the average value of its portfolio.
Principal Investment Strategies: The portfolio’s sub-adviser, QS Investors, LLC (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing its assets primarily in a combination of underlying exchange traded funds (“ETFs”).
Under normal circumstances, the sub-adviser expects to allocate substantially all of the portfolio’s assets among underlying ETFs to achieve targeted exposure to domestic equities, international equities, domestic bonds, international bonds and foreign currency. The portfolio’s current target allocation for long-term investments is approximately 50% of net assets in ETFs that invest primarily in global equities (“equity ETFs”) and approximately 50% of net assets in ETFs that invest primarily in U.S. fixed income securities (“fixed income ETFs”). In response to current market conditions, the portfolio’s sub-adviser may tactically increase exposure equity ETFs to approximately 70% of net assets or may decrease exposure to equity ETFs to approximately 25% of net assets, and may increase exposure to fixed income ETFs to approximately 75% of net assets or may decrease exposure to fixed income ETFs to approximately 30% of net assets. This means at any time the portfolio’s asset mix may be significantly different than the target allocation.
The sub-adviser will implement a “Dynamic Risk Management” strategy which seeks to reduce the portfolio’s market risk exposure and volatility under certain market conditions. Through the strategy, the portfolio gives up some of the potential for high total return that could be achieved if the portfolio were to follow its target allocation under positive market conditions. In exchange, the strategy is intended to result in less significant declines in the portfolio’s net asset value (“NAV”) under negative market conditions. The portfolio’s NAV will fluctuate and the fluctuations may be sizeable.
As frequently as daily, in response to certain levels of negative equity performance, the Dynamic Risk Management strategy may vary the portfolio’s allocation substantially from the target allocation and may increase the portfolio’s exposure to short-term defensive instruments (including Treasury bills, money market funds and cash) based on a formula that takes into account the current value of the equity portion of the portfolio, the equity portion’s underlying volatility and the implied volatility in the market. At other times the Dynamic Risk Management strategy may decrease the portfolio’s exposure to short-term defensive instruments and fixed income ETFs and increase its exposure to equity ETFs in response to certain levels of positive equity performance. The sub-adviser, in its discretion, will determine the levels and timing for Dynamic Risk Management.
The portfolio utilizes a systematic asset allocation strategy, which makes short-term adjustments to the portfolio’s asset mix utilizing the sub-adviser’s research on dynamic allocation strategies, in an effort to better trade-off risk and return as market conditions change. Further, the sub-adviser believes that a greater focus on short-term dynamics can improve the distribution of returns through lower volatility and reduction of the risk posed by sudden shifts market sentiment that can have a substantial impact on the return of a portfolio. The portfolio’s asset allocation exposures are expected to be implemented and adjusted through transactions in ETFs. The sub-adviser decides how much of the portfolio’s assets to allocate each underlying ETF based on what it considers to be prudent diversification principles and other factors, such as historical performance and volatility in the equity markets.
In implementing the Dynamic Risk Management strategy, the portfolio may have significant exposure to short-term defensive instruments. If the portfolio has a significant amount of exposure to short-term defensive investments, it may be more difficult for the portfolio to achieve its objective.
Each underlying ETF has its own investment objective, principal investment strategies and investment risks. The portfolio may have exposure to derivatives instruments, such as options, futures or forward contracts and swaps through its ETF investments.
It is not possible to predict the extent to which the portfolio will be invested in a particular underlying ETF at any time. The portfolio may also invest in the institutional mutual fund share class of the equivalent ETFs. The portfolio may be a significant shareholder in certain underlying ETFs. The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval and without notice to investors.
Principal Risks: Risk is inherent in all investing. Many factors affect the portfolio's performance. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio, through its investments in underlying portfolios, is subject to the risks of the underlying portfolios. The following is a summary description of principal risks (in alphabetical order) of investing in the portfolio (either directly or through its investments in underlying portfolios). Each risk described below may not apply to each underlying portfolio and an underlying portfolio may be subject to additional or different risks than those described below. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Active Trading – The portfolio may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs.
Asset Allocation – The sub-adviser allocates the portfolio's assets among various asset classes and underlying ETFs. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses, and may cause the portfolio to underperform.
Asset Class Variation – The underlying ETFs invest principally in the securities constituting their asset class (i.e., equity or fixed income). However, an underlying ETF may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying ETFs at any given time, and the percentage of the portfolio's assets invested in various underlying ETFs, the portfolio's actual exposure to the securities in a particular asset class may vary substantially from its target allocation for that asset class.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Derivatives – Using derivatives exposes the portfolio to additional risks and can increase portfolio losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the portfolio. Using derivatives may have a leveraging effect, increase portfolio volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the portfolio than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Portfolio—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the portfolio. If the proposed rule, or a different rule, takes effect, it could limit the ability of the portfolio to invest in derivatives.
Dynamic Risk Management – In implementing the Dynamic Risk Management strategy, the sub-adviser anticipates that it will sell shares the portfolio holds in equity and fixed income ETFs and may be more concentrated in short-term defensive instruments. The portfolio may incur additional trading costs while implementing the Dynamic Risk Management strategy, which may reduce the portfolio’s performance. If the portfolio increases its exposure to short-term defensive instruments at inopportune times or for extended periods of time, the portfolio may experience lower performance and greater losses. The strategy also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The strategy also may have the effect of limiting the amount of guaranteed benefits. There is no guarantee that the Dynamic Risk Management strategy will work as intended.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. If the portfolio holds equity securities in a company that becomes insolvent, the portfolio’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the portfolio’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the portfolio fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the portfolio faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The portfolio faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the portfolio may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the portfolio.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the portfolio, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the portfolio. The portfolio also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the portfolio's assets. The portfolio also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the portfolio to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss. The portfolio may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Managed Risk Strategy– The portfolio employs a managed risk strategy. The strategy attempts to stabilize the volatility of the portfolio around a target volatility level and manage downside exposure during periods of significant market declines but may not work as intended. Because market conditions change, sometimes rapidly and unpredictably, the success of the strategy also will be subject to the sub-adviser’s ability to implement the strategy in a timely and efficient manner. The strategy may result in periods of underperformance, may limit the portfolio’s ability to participate in rising markets and may increase transaction costs at the portfolio and/or underlying ETF level. Managing the portfolio pursuant to the strategy may result in the portfolio not achieving its stated asset mix goal due to unforeseen or unanticipated market conditions. The strategy also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The strategy also may have the effect of limiting the amount of guaranteed benefits. The portfolio’s performance may be lower than similar portfolios that are not subject to a managed risk strategy.
Management – The portfolio is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The portfolio may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The portfolio’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the portfolio’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the portfolio. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the portfolio fall, the value of your investment will go down. The portfolio may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the portfolio invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio's investments may be negatively affected.
Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the portfolio.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The portfolio may also lose any premium it paid on prepaid securities.
Small and Medium Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Tactical and Strategic Asset Allocation – The  portfolio’s tactical asset allocation strategy involves making short-term adjustments to the portfolio’s asset mix, utilizing the sub-adviser’s research on various risk and return considerations, in an effort to optimize returns relative to risks as market and economic conditions change. The portfolio’s strategic asset allocation strategy is similar, but with a somewhat longer-term outlook. These strategies tend to produce higher turnover than those that adhere to a longer term outlook, which may result in higher transaction costs. These strategies may not work as intended. The portfolio may not achieve its objective and may not perform as well as other portfolios using other asset management strategies.
Underlying Exchange Traded Funds – Because the portfolio invests its assets in underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the portfolio to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the portfolio invests more of its assets in one underlying ETF than in another, the portfolio will have greater exposure to the risks of that underlying ETF. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of fixed-income securities. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to certain risks that do not apply to conventional funds, including: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally, or trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile; or (v) a limited number of institutions may act as authorized participants to create or redeem block-sized units of ETF shares. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the portfolio's shares could also be substantially and adversely affected.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology.

Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
Absent any applicable fee waivers and/or expense limitations, performance would be lower. Prior to July 1, 2015 the portfolio was named Transamerica Aegon Active Asset Allocation - Moderate VP, had a different sub-adviser and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser and strategies.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamericaseriestrust.com/content/Performance.aspx or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Initial Class
	Quarter Ended	Return
Best Quarter:	3/31/2012	5.05%
Worst Quarter:	9/30/2015	-4.44%
The Transamerica QS Investors Active Asset Allocation – Moderate VP Blended Benchmark consists of the following: Bloomberg Barclays US Aggregate Bond Index, 50%, Russell 3000® Index1, 35%, and FTSE All-World Index ex-U.S., 15%.

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	Since Inception	Inception Date
Initial Class	15.71%	5.63%	5.04%	05/01/2011
Service Class	15.44%	5.39%	4.78%	05/01/2011
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	3.54%	2.10%	3.10%
Russell 3000® Index[1] (reflects no deduction for fees, expenses or taxes)	21.13%	15.58%	12.66%
Transamerica QS Investors Active Asset Allocation – Moderate VP Blended Benchmark	12.92%	7.63%	6.81%
1Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: QS Investors, LLC Portfolio Managers:
Adam J. Petryk, CFA	Portfolio Manager	since 2016
Thomas Picciochi	Portfolio Manager	since 2015
Ellen Tesler	Portfolio Manager	since 2015
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2019. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Small/Mid Cap Value VP

Investment Objective: Seeks to maximize total return.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio  shares, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.
Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.78%	0.78%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.05%	0.05%
Total annual fund operating expenses	0.83%	1.08%
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$ 85	$265	$460	$1,025
Service Class	$110	$343	$595	$1,317
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 54% of the average value of its portfolio.
Principal Investment Strategies: The portfolio’s sub-advisers, Systematic Financial Management, L.P. and Thompson, Siegel & Walmsley LLC (the “sub-advisers”), seek to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of the portfolio’s net assets (plus the amount of borrowings, if any, for investment purposes) in small- and mid-cap equity securities (U.S. equity securities, American Depositary Receipts (“ADRs”) and foreign securities trading on U.S. markets).
The portfolio defines small- and mid-cap equities as companies whose market capitalization falls within the range of securities comprising the Russell 2000® Index and the Russell Midcap Index respectively, or within the range of the Russell 2500TM Index1, whichever is broader at the time of purchase. Over time, the capitalizations of the companies in the index will change. As they do, the size of the companies in which the portfolio invests may change. As of December 31, 2017, the market capitalization range of securities comprising the Russell 2000® Index was between $23 million and $9.4 billion, the market capitalization range of securities comprising the Russell Midcap Index was between $568 million and $36.7 billion, and the market capitalization range of securities comprising the Russell 2500TM Index was between $23 million and $17.2 billion.
The portfolio emphasizes investments in common stocks. The portfolio generally will invest in small- and mid-cap equities. Thompson, Siegel & Walmsley LLC is the sub-adviser for the mid cap sleeve. In the mid-cap sleeve, the sub-adviser seeks to invest in companies it believes present a value or potential worth that is not recognized by prevailing market prices or that have experienced some fundamental changes and are intrinsically undervalued by the investment community. The sub-adviser’s mid-cap value process uses a combination of quantitative and qualitative methods and is based on a four-factor valuation screen. Factors one and two of the screen attempt to assess a company’s discount to private market value relative to other mid-cap stocks. The third factor considers the relative earnings prospects of the company. The fourth factor involves looking at the company’s recent price action.
Systematic Financial Management, L.P. is the sub-adviser for the small cap sleeve. In the small-cap sleeve, the sub-adviser generally will invest in common stocks of companies with small capitalizations that are attractively valued and possess low price cash flow ratios or, in the case of certain financial stocks, low price/earnings ratios and/or low price/book ratios. The sub-adviser’s security selection process generally favors companies with strong operating cash flow, strong free cash flow, limited financial leverage and strong debt coverage. Trends in balance sheet items including inventories, accounts receivable, and payables are scrutinized as well. The sub-adviser also reviews the company’s products/services, market position, industry condition, financial and accounting policies and quality of management.
The portfolio’s investment methodology unifies what both sub-advisers deem to be the best attributes of quantitative screening and fundamental research in an integrated and repeatable process designed to outperform the Russell 2500TM Value Index over the long term. Therefore, under normal market conditions, cash and cash equivalents are generally less than 5% of the portfolio value.
1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

The portfolio may invest up to 10% of its total assets in the securities of foreign issuers, including ADRs and foreign securities trading on U.S. markets. The portfolio may also invest in real estate investment trusts (“REITs”), and may invest up to 5% of its total assets in exchange traded funds (“ETFs”).
Principal Risks: Risk is inherent in all investing. Many factors affect the portfolio's performance. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the portfolio. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Active Trading – The portfolio may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. If the portfolio holds equity securities in a company that becomes insolvent, the portfolio’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the portfolio, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the portfolio. The portfolio also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Management – The portfolio is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The portfolio may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The portfolio’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the portfolio’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the portfolio. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the portfolio fall, the value of your investment will go down. The portfolio may experience a substantial or complete loss on any individual security.

In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the portfolio invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio's investments may be negatively affected.
Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the portfolio.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.
Repurchase Agreements – If the other party to a repurchase agreement defaults on its obligation, the portfolio may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the portfolio could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the portfolio's ability to dispose of the underlying securities may be restricted. In addition, if the portfolio is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Small and Medium Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.

Underlying Exchange Traded Funds – To the extent the portfolio invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the portfolio to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the portfolio invests more of its assets in one underlying ETF than in another, the portfolio will have greater exposure to the risks of that underlying ETF. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of fixed-income securities. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to certain risks that do not apply to conventional funds, including: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally, or trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile; or (v) a limited number of institutions may act as authorized participants to create or redeem block-sized units of ETF shares. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the portfolio's shares could also be substantially and adversely affected.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamericaseriestrust.com/content/Performance.aspx or by calling 1-888-233-4339.
Prior to March 22, 2011, the portfolio had a different sub-adviser and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser and strategies.
Prior to December 4, 2016, the portfolio was named Transamerica Systematic Small/Mid Cap Value VP, Systematic Financial Management, L.P. served as the portfolio's sole sub-adviser and the portfolio used different investment strategies. Performance set forth between March 22, 2011 and December 3, 2016 is solely attributable to Systematic Financial Management, L.P. and differing strategies.

Annual Total Returns (calendar years ended December 31) - Initial Class
	Quarter Ended	Return
Best Quarter:	6/30/2009	26.52%
Worst Quarter:	12/31/2008	-26.68%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Inception Date
Initial Class	15.55%	14.37%	9.37%	05/04/1993
Service Class	15.26%	14.09%	9.09%	05/03/2004
Russell 2500TM1 Value Index (reflects no deduction for fees, expenses or taxes)	10.36%	13.27%	8.82%
1Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Systematic Financial Management, L.P. Portfolio Manager:
Kenneth Burgess, CFA	Portfolio Manager	since 2011
Sub-Adviser: Thompson, Siegel & Walmsley LLC Portfolio Manager:
Brett P. Hawkins, CFA	Portfolio Manager	since 2016
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2019. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica T. Rowe Price Small Cap VP

Investment Objective: Seeks long-term growth of capital by investing primarily in common stocks of small growth companies.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio  shares, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.
Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.78%	0.78%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.03%	0.03%
Total annual fund operating expenses	0.81%	1.06%
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$ 83	$259	$450	$1,002
Service Class	$108	$337	$585	$1,294
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 21% of the average value of its portfolio.
Principal Investment Strategies: The portfolio’s sub-adviser, T. Rowe Price Associates, Inc. (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in small-cap growth companies. These are currently defined by the sub-adviser as companies whose market capitalization falls within the range of companies in the Morgan Stanley Capital International U.S. Small Cap Growth Index (“MSCI U.S. Small Cap Growth Index”), which was approximately $78.8 million to $24.4 billion as of December 31, 2017, but the range will vary with market fluctuations. The market capitalization of the companies in the portfolio and the MSCI U.S. Small Cap Growth Index changes over time, and the portfolio will not sell a stock just because the company has grown to a market capitalization outside the range. Most of the stocks purchased by the portfolio will be in this size range. However, the portfolio may on occasion purchase a stock whose market capitalization exceeds the range. The portfolio intends to be invested in a broadly diversified portfolio of securities and the top 25 holdings will not, under normal circumstances, constitute more than 50% of total assets. This broad diversification helps to minimize the effects of individual security selection on portfolio performance. The sub-adviser employs a number of quantitative models to help identify stocks that could be included in the portfolio. Based on quantitative models and fundamental company research, the portfolio is constructed in a “bottom-up” manner so that the portfolio as a whole reflects characteristics the sub-adviser considers important, such as valuations and projected earnings and sales growth rates, capital allocation, and earnings quality. The sub-adviser also considers portfolio risk characteristics in the process of portfolio construction. Sector allocations are generally in line with those of the MSCI U.S. Small Cap Growth Index, with occasional small overweights or underweights to a particular sector, and the portfolio may at times invest significantly in technology stocks. In building the investment models and adjusting them as needed, the portfolio draws on the sub-adviser’s experience in small-cap growth investing—quantitative and fundamental research, portfolio strategy, and trading.
While the portfolio normally invests principally in small-cap U.S. common stocks, the sub-adviser may, to a lesser extent, invest in foreign stocks (up to 10% of total assets) or exchange traded funds in pursuit of its investment objective. The portfolio may invest a portion of its assets in securities such as stock, fixed-income securities or convertible securities issued by real estate investment trusts (“REITs”). The portfolio may invest directly in REITs, including equity REITs, mortgage REITs and hybrid REITs. The portfolio may, but need not, invest in derivatives, including stock index futures and options to manage or hedge risk. The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.
Principal Risks: Risk is inherent in all investing. Many factors affect the portfolio's performance. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the portfolio. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Counterparty – The portfolio will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the portfolio or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the portfolio may decline.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Derivatives – Using derivatives exposes the portfolio to additional risks and can increase portfolio losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the portfolio. Using derivatives may have a leveraging effect, increase portfolio volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the portfolio than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Portfolio—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the portfolio. If the proposed rule, or a different rule, takes effect, it could limit the ability of the portfolio to invest in derivatives.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. If the portfolio holds equity securities in a company that becomes insolvent, the portfolio’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Focused Investing – To the extent the portfolio invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the portfolio will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the portfolio, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the portfolio. The portfolio also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the portfolio's assets. The portfolio also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the portfolio to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss. The portfolio may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The portfolio is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The portfolio may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The portfolio’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the portfolio’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the portfolio. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the portfolio fall, the value of your investment will go down. The portfolio may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the portfolio invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio's investments may be negatively affected.
Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the portfolio.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.
Small Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. The prices of securities of small capitalization companies generally are more volatile than those of larger capitalization companies and are more likely to be adversely affected than larger capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Underlying Exchange Traded Funds – To the extent the portfolio invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the portfolio to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the portfolio invests more of its assets in one underlying ETF than in another, the portfolio will have greater exposure to the risks of that underlying ETF. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of fixed-income securities. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to certain risks that do not apply to conventional funds, including: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally, or trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile; or (v) a limited number of institutions may act as authorized participants to create or redeem block-sized units of ETF shares. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the portfolio's shares could also be substantially and adversely affected.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.

As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamericaseriestrust.com/content/Performance.aspx or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Initial Class
	Quarter Ended	Return
Best Quarter:	6/30/2009	19.75%
Worst Quarter:	12/31/2008	-25.77%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Inception Date
Initial Class	22.39%	16.44%	11.59%	05/03/1999
Service Class	22.02%	16.13%	11.31%	05/01/2003
MSCI US Small Cap Growth Index (reflects no deduction for fees, expenses or taxes)	21.46%	15.11%	10.03%
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: T. Rowe Price Associates, Inc. Portfolio Manager:
Sudhir Nanda, CFA	Portfolio Manager	since 2006
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2019. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Torray Concentrated Growth VP

Investment Objective: Seeks to achieve long-term growth of capital.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio  shares, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.
Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.68%	0.68%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.04%	0.04%
Total annual fund operating expenses	0.72%	0.97%
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$74	$230	$401	$ 894
Service Class	$99	$309	$536	$1,190
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 15% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the portfolio’s sub-adviser, Torray LLC (the “sub-adviser”), will invest at least 80% of the portfolio’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of large capitalization companies with proven records of increasing earnings on a consistent and sustainable basis. The portfolio considers large capitalization companies to be those companies with market capitalizations of $5 billion or more at the time of purchase. Sustainable growth is a product of businesses generally characterized by durable competitive advantages, high returns on and efficient use of capital, low financial and operating volatility, high levels of recurring revenue and low exposure to cyclical trends. Companies are reviewed on a fundamental basis in the context of long-term secular themes.
The portfolio employs a concentrated approach, investing in 25 to 30 stocks, with a long-term orientation and a quality focus. Correlation of securities and underlying businesses is considered in an effort to minimize risk within the portfolio. Initial positions range from 2% to 3% of assets and may be increased over time to between 5% and 7%. Individual positions will not exceed 7%. Sector weights are independent of benchmarks, ranging from 0% to 35%, and cash is not employed in a tactical or strategic manner.
Risk control is an integral part of the sub-adviser’s process. In the context of security selection, the focus is on quality, which is defined as businesses demonstrating consistent financial and operating metrics through a full business cycle, high returns on capital, appropriate leverage and reasonable valuation. Risk control is also a primary part of portfolio construction. In order to achieve effective diversification, correlation among existing and prospective holdings is measured through multiple periods, assigning preference to issues exhibiting low correlation to the portfolio and among sectors. Excess (positive or negative) relative performance also initiates a review of a security by the sub-adviser.
Positions are reduced or sold if they exhibit excess valuation, reach sector or position limits, show increased business volatility, are replaced by higher conviction ideas or fail to fulfill the original investment thesis.
Principal Risks: Risk is inherent in all investing. Many factors affect the portfolio's performance. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the portfolio. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. If the portfolio holds equity securities in a company that becomes insolvent, the portfolio’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Focused Investing – To the extent the portfolio invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the portfolio will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the portfolio, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the portfolio. The portfolio also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Management – The portfolio is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The portfolio may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The portfolio’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the portfolio’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the portfolio. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the portfolio fall, the value of your investment will go down. The portfolio may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the portfolio invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio's investments may be negatively affected.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamericaseriestrust.com/content/Performance.aspx or by calling 1-888-233-4339.
Prior to May 1, 2013, the portfolio was named Transamerica Multi Managed Large Cap Core VP, had two different sub-advisers, a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-advisers.
Prior to May 1, 2014, the portfolio was named Transamerica BNP Paribas Large Cap Growth VP, had a different sub-adviser, a different investment objective and used different investment strategies. The performance set forth for the period between May 1, 2013 and April 30, 2014 is attributable to that previous sub-adviser.

Annual Total Returns (calendar years ended December 31) - Initial Class
	Quarter Ended	Return
Best Quarter:	9/30/2009	19.50%
Worst Quarter:	12/31/2008	-25.25%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Inception Date
Initial Class	24.72%	13.92%	8.22%	04/08/1991
Service Class	24.41%	13.64%	7.96%	05/01/2003
Russell 1000® Growth Index[1] (reflects no deduction for fees, expenses or taxes)	30.21%	17.33%	10.00%
S&P 500® (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	8.50%
1Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Torray LLC Portfolio Manager:
Nicholas C. Haffenreffer	Portfolio Manager	since 2014
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2019. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica TS&W International Equity VP

Investment Objective: Seeks maximum long-term total return, consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of primarily non-U.S. issuers.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio  shares, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.
Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.77%	0.77%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.16%	0.16%
Total annual fund operating expenses	0.93%	1.18%
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$ 95	$296	$515	$1,143
Service Class	$120	$375	$649	$1,432
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 24% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the portfolio seeks to achieve its investment objective by investing at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of foreign companies representing at least three countries other than the
United States. The portfolio’s sub-adviser, Thompson, Siegel & Walmsley LLC (the “sub-adviser”), currently anticipates investing in at least 12 countries other than the United States. The sub-adviser will emphasize established companies in individual foreign markets and will attempt to stress companies and markets that it believes are undervalued. The portfolio expects capital growth to be the predominant component of its total return.
Generally, the portfolio will invest primarily in common stocks of companies listed on foreign securities exchanges, but it may also invest in depositary receipts including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). Although the portfolio will emphasize larger, more seasoned or established companies, it may invest in companies of varying size as measured by assets, sales or market capitalization. The portfolio will invest primarily in securities of companies domiciled in developed countries, but may invest up to 10% of its assets in securities of companies in developing countries. It is expected that investments will be diversified throughout the world and within markets in an effort to minimize specific country and currency risks.
The sub-adviser employs a relative value process utilizing a combination of quantitative and qualitative methods based on a four-factor valuation screen designed to outperform the MSCI Europe, Australasia and Far East (“EAFE”) Index. The sub-adviser’s analysts also perform rigorous fundamental analysis. A portfolio composed of approximately 80-110 stocks is selected as a result of this process. The sub-adviser generally limits its investment universe to those companies with a minimum of three years of operating history. The sub-adviser employs a consistent sell discipline which includes a significant negative earnings revision, a stock being sold when the catalyst is no longer valid or another stock presents a more attractive opportunity.
Principal Risks: Risk is inherent in all investing. Many factors affect the portfolio's performance. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the portfolio. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. If the portfolio holds equity securities in a company that becomes insolvent, the portfolio’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Focused Investing – To the extent the portfolio invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the portfolio will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the portfolio, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the portfolio. The portfolio also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the portfolio to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss. The portfolio may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The portfolio is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The portfolio may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The portfolio’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the portfolio’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the portfolio. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the portfolio fall, the value of your investment will go down. The portfolio may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the portfolio invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio's investments may be negatively affected.
Small and Medium Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamericaseriestrust.com/content/Performance.aspx or by calling 1-888-233-4339.
Prior to May 1, 2013, the portfolio was named Transamerica Morgan Stanley Active International Allocation VP, had a different sub-adviser, a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.

Annual Total Returns (calendar years ended December 31) - Initial Class
	Quarter Ended	Return
Best Quarter:	6/30/2009	24.22%
Worst Quarter:	9/30/2011	-19.89%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Inception Date
Initial Class	22.91%	8.21%	2.18%	04/08/1991
Service Class	22.66%	7.95%	1.91%	05/01/2003
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	25.62%	8.39%	2.42%
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Thompson, Siegel & Walmsley LLC Portfolio Manager:
Brandon H. Harrell, CFA	Portfolio Manager	since 2013
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2019. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica U.S. Equity Index VP

Investment Objective: Seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P 500® Index.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio  shares, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.
Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.08%	0.08%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.70%	0.70%
Total annual fund operating expenses	0.78%	1.03%
Fee waiver and/or expense reimbursement[1]	0.64%	0.64%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.14%	0.39%
1	Contractual arrangements have been made with the portfolio’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through May 1, 2019 to waive fees and/or reimburse portfolio expenses to the extent that the total annual fund operating expenses exceed 0.14% for Initial Class shares and 0.39% for Service Class shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the portfolio’s business. These arrangements cannot be terminated prior to May 1, 2019 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the portfolio, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$14	$185	$370	$ 906
Service Class	$40	$264	$506	$1,201
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the period beginning May 1, 2017 through December 31, 2017, the portfolio turnover rate for the portfolio was 4% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities listed in the S&P 500® Index (the “Index”)1. Under normal circumstances, however, the portfolio intends to invest substantially all of its assets in securities of companies included in the Index and close substitutes, including index futures contracts. The Index is a well-known stock market index that includes common stocks of approximately 500 companies from all major industries representing a significant portion of the market value of all common stocks publicly traded in the United States. Stocks in the Index are weighted according to their float adjusted capitalizations. The Index, which is constructed and maintained by S&P Dow Jones Indices LLC, is rebalanced each March, June, September and December, and is reconstituted on an as needed basis and on pre-determined dates as constituents change in size. The portfolio will concentrate (invest 25% or more of the value of its assets) in the securities of issuers having their principal business activities in the same industry if the Index is also concentrated in such industry.
The portfolio’s sub-adviser, SSGA Funds Management, Inc. (the “sub-adviser”), does not sub-advise the portfolio according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the sub-adviser utilizes a “passive” or “indexing” investment approach, seeking to provide investment results that, before expenses, correspond generally to the total return performance of the Index by employing a sampling strategy.
The sub-adviser seeks to replicate the returns of the Index by investing in the securities of the Index in approximately their Index weight. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, the portfolio may purchase a sample of stocks in the Index in proportions expected to replicate generally the performance of the Index as a whole. In addition, from time to time, stocks are added to or removed from the Index.

The portfolio may sell stocks that are represented in the Index, or purchase stocks that are not yet represented in the Index, in anticipation of their removal from or addition to the Index.
The sub-adviser may at times purchase or sell futures contracts in lieu of investment directly in the stocks making up the Index. The sub-adviser might do so, for example, in order to increase the portfolio’s investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the sub-adviser might use futures to reduce its investment exposure to the Index in situations where it intends to sell a portion of the stocks in the portfolio but the sale has not yet been completed.
[1]	Standard & Poor’s does not sponsor the portfolio, nor is it affiliated in any way with the portfolio or the portfolio’s advisers. “Standard & Poor’s®,” “S&P®,” “S&P 500®,” and “Standard & Poor’s 500®” are trademarks of McGraw-Hill, Inc. The portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation or warranty, express or implied, regarding the advisability of investing in the portfolio.
Principal Risks: Risk is inherent in all investing. Many factors affect the portfolio's performance. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the portfolio. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Counterparty – The portfolio will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the portfolio or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the portfolio may decline.
Derivatives – Using derivatives exposes the portfolio to additional risks and can increase portfolio losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the portfolio. Using derivatives may have a leveraging effect, increase portfolio volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the portfolio than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Portfolio—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the portfolio. If the proposed rule, or a different rule, takes effect, it could limit the ability of the portfolio to invest in derivatives.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. If the portfolio holds equity securities in a company that becomes insolvent, the portfolio’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Index Fund – While the portfolio seeks to track the performance of the S&P 500® (i.e., achieve a high degree of correlation with the index), the portfolio’s return may not match the return of the index. The portfolio incurs a number of operating expenses not applicable to the index, and incurs costs in buying and selling securities. In addition, the portfolio may not be fully invested at times, generally as a result of cash flows into or out of the portfolio or reserves of cash held by the portfolio to meet redemptions. The portfolio may attempt to replicate the index return by investing in fewer than all of the securities in the index, or in some securities not included in the index, potentially increasing the risk of divergence between the portfolio’s return and that of the index.
Industry Concentration – The portfolio will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration in a particular industry subjects the portfolio to the risks associated with that industry. As a result, the portfolio may be subject to greater price volatility and risk of loss as a result of adverse economic, business or other developments affecting that industry than portfolios investing in a broader range of industries.
Large Capitalization Companies – The portfolio’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion. As a result, the portfolio’s value may not rise as much as, or may fall more than, the value of portfolios that focus on companies with smaller market capitalizations.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the portfolio, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the portfolio. The portfolio also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the portfolio to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss. The portfolio may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The portfolio is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The portfolio may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The portfolio’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the portfolio’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the portfolio. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the portfolio fall, the value of your investment will go down. The portfolio may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the portfolio invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio's investments may be negatively affected.
Passive Strategy/Index – The portfolio is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the portfolio’s performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the portfolio.
Performance: No performance is shown for the portfolio. Performance information will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors. The portfolio's primary benchmark is the S&P 500®.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamericaseriestrust.com/content/Performance.aspx or by calling 1-888-233-4339.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: SSGA Funds Management, Inc. Portfolio Managers:
Michael Feehily, CFA	Portfolio Manager	since 2017
Payal Gupta	Portfolio Manager	since 2017
Karl Schneider, CAIA	Portfolio Manager	since 2017
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2019. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica WMC US Growth VP

Investment Objective: Seeks to maximize long-term growth.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio  shares, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.
Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.67%	0.67%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.03%	0.03%
Total annual fund operating expenses	0.70%	0.95%
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$72	$224	$390	$ 871
Service Class	$97	$303	$525	$1,166
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 34% of the average value of its portfolio.
Principal Investment Strategies: The portfolio invests, under normal circumstances, at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in domestic common stocks. The portfolio invests primarily in common stocks of growth-oriented companies. Portfolio construction emphasizes stock specific risk while minimizing other sources of broad market risk. The goal is a portfolio whose relative performance is not dependent on the market environment.
The portfolio’s sub-adviser, Wellington Management Company LLP (the “sub-adviser”), employs a “bottom up” approach, using fundamental analysis to identify specific securities within industries or sectors for purchase or sale. A “bottom-up” approach evaluates individual companies in the context of broader market factors.
The sub-adviser’s stock selection process is derived from its observation that the quality and persistence of a company’s business is often not reflected in its current stock price. Central to the investment process is fundamental research focused on uncovering companies with improving quality metrics, business momentum, and attractive relative valuations. The investment process is aided by a proprietary screening process that narrows the investment universe to companies that are consistent with the investment philosophy.
The initial investment universe is comprised of:
•	Securities held in the Russell 1000® Growth and S&P 500® Growth Indexes
•	Equity securities within the market-cap range of the index with historical or projected growth rates greater than the Russell 1000® Index median
•	Stocks that meet other growth criteria as determined by the team
Consistent with the portfolio’s objective and other policies, the portfolio may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The portfolio may invest up to 20% of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar denominated securities of foreign issuers).
Principal Risks: Risk is inherent in all investing. Many factors affect the portfolio's performance. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the portfolio. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Active Trading – The portfolio may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs.
Counterparty – The portfolio will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the portfolio or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the portfolio may decline.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Derivatives – Using derivatives exposes the portfolio to additional risks and can increase portfolio losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the portfolio. Using derivatives may have a leveraging effect, increase portfolio volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the portfolio than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Portfolio—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the portfolio. If the proposed rule, or a different rule, takes effect, it could limit the ability of the portfolio to invest in derivatives.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. If the portfolio holds equity securities in a company that becomes insolvent, the portfolio’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the portfolio, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the portfolio. The portfolio also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the portfolio's assets. The portfolio also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Management – The portfolio is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The portfolio may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The portfolio’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the portfolio’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the portfolio. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the portfolio fall, the value of your investment will go down. The portfolio may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other
U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the portfolio invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio's investments may be negatively affected.
Small and Medium Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance.

The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamericaseriestrust.com/content/Performance.aspx or by calling 1-888-233-4339.
Prior to April 9, 2010, the portfolio was named Transamerica Equity VP, had a different sub-adviser and used different investment strategies. The performance set forth prior to that date is attributable to that previous sub-adviser.
Prior to July 1, 2014, the portfolio was named Transamerica WMC Diversified Growth VP and used different investment strategies. The performance set forth for the period between April 9, 2010 and June 30, 2014 is attributable to those previous investment strategies.

Annual Total Returns (calendar years ended December 31) - Initial Class
	Quarter Ended	Return
Best Quarter:	6/30/2009	18.98%
Worst Quarter:	12/31/2008	-24.19%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Inception Date
Initial Class	29.20%	15.87%	6.46%	12/31/1980
Service Class	28.86%	15.58%	6.19%	05/01/2003
Russell 1000® Growth Index[1] (reflects no deduction for fees, expenses or taxes)	30.21%	17.33%	10.00%
1Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Wellington Management Company LLP Portfolio Manager:
Mammen Chally, CFA	Lead Portfolio Manager	since 2014
Douglas McLane, CFA	Portfolio Manager	since 2017
David Siegle, CFA	Portfolio Manager	since 2017
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2019. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica WMC US Growth II VP

Investment Objective: Seeks long-term capital growth.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio  shares, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.
Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.33%	0.33%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.22%	0.22%
Total annual fund operating expenses	0.55%	0.80%
Fee waiver and/or expense reimbursement[1]	0.25%	0.25%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.30%	0.55%
1	Contractual arrangements have been made with the portfolio’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through May 1, 2019 to waive fees and/or reimburse portfolio expenses to the extent that the total annual fund operating expenses exceed 0.30% for Initial Class shares and 0.55% for Service Class shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the portfolio’s business. These arrangements cannot be terminated prior to May 1, 2019 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the portfolio, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$31	$151	$282	$665
Service Class	$56	$230	$420	$967
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 32% of the average value of its portfolio.
Principal Investment Strategies: The portfolio invests, under normal circumstances, at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in domestic common stocks. The portfolio invests primarily in common stocks of growth-oriented companies. Portfolio construction emphasizes stock specific risk while minimizing other sources of broad market risk. The goal is a portfolio whose relative performance is not dependent on the market environment.
The portfolio’s sub-adviser, Wellington Management Company LLP (the “sub-adviser”), employs a “bottom up” approach, using fundamental analysis to identify specific securities within industries or sectors for purchase or sale. A “bottom-up” approach evaluates individual companies in the context of broader market factors.
The sub-adviser’s stock selection process is derived from its observation that the quality and persistence of a company’s business is often not reflected in its current stock price. Central to the investment process is fundamental research focused on uncovering companies with improving quality metrics, business momentum, and attractive relative valuations. The investment process is aided by a proprietary screening process that narrows the investment universe to companies that are consistent with the investment philosophy.
The initial investment universe is comprised of:
•	Securities held in the Russell 1000® Growth and S&P 500® Growth Indexes
•	Equity securities within the market-cap range of the index with historical or projected growth rates greater than the Russell 1000® Index median
•	Stocks that meet other growth criteria as determined by the team
Consistent with the portfolio’s objective and other policies, the portfolio may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The portfolio may invest up to 20% of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar denominated securities of foreign issuers).
Principal Risks: Risk is inherent in all investing. Many factors affect the portfolio's performance. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the portfolio. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Active Trading – The portfolio may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs.
Counterparty – The portfolio will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the portfolio or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the portfolio may decline.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Derivatives – Using derivatives exposes the portfolio to additional risks and can increase portfolio losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the portfolio. Using derivatives may have a leveraging effect, increase portfolio volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the portfolio than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Portfolio—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the portfolio. If the proposed rule, or a different rule, takes effect, it could limit the ability of the portfolio to invest in derivatives.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. If the portfolio holds equity securities in a company that becomes insolvent, the portfolio’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the portfolio, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the portfolio. The portfolio also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the portfolio's assets. The portfolio also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Management – The portfolio is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The portfolio may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The portfolio’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the portfolio’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the portfolio. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the portfolio fall, the value of your investment will go down. The portfolio may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the portfolio invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio's investments may be negatively affected.
Small and Medium Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamericaseriestrust.com/content/Performance.aspx or by calling 1-888-233-4339.
Prior to April 9, 2010, the portfolio was named Transamerica Equity II VP, had a different sub-adviser and used different investment strategies. The performance set forth prior to that date is attributable to that previous sub-adviser.
Prior to July 1, 2014, the portfolio was named Transamerica WMC Diversified Growth II VP and used different investment strategies. The performance set forth for the period between April 9, 2010 and June 30, 2014 is attributable to those previous investment strategies.

Annual Total Returns (calendar years ended December 31) - Initial Class
	Quarter Ended	Return
Best Quarter:	6/30/2009	21.83%
Worst Quarter:	12/31/2008	-23.95%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Inception Date
Initial Class	29.73%	16.55%	7.57%	12/30/2003
Russell 1000® Growth Index[1] (reflects no deduction for fees, expenses or taxes)	30.21%	17.33%	10.00%
1Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Wellington Management Company LLP Portfolio Manager:
Mammen Chally, CFA	Lead Portfolio Manager	since 2014
Douglas McLane, CFA	Portfolio Manager	since 2017
David Siegle, CFA	Portfolio Manager	since 2017
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2019. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
The portfolio does not currently offer Service class shares.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

More on Each Portfolio’s Strategies and Investments

The following provides additional information regarding each portfolio’s strategies and investments described at the front of the prospectus. Information contained in this prospectus may apply to portfolios of Transamerica Series Trust not offered in your policy or contract. Except as otherwise expressly stated for a particular portfolio in this prospectus or in the statement of additional information or as required by law, there is no limit on the amount of a portfolio’s assets that may be invested in a particular type of security or investment.
Transamerica 60/40 Allocation VP: The portfolio invests its assets in a combination of Transamerica funds (“underlying portfolios”). Transamerica Asset Management, Inc. (the “Investment Manager”) selects the combination and amount of underlying portfolios to invest in based on the portfolio’s investment objective.
Under normal circumstances, the portfolio expects to allocate its assets among underlying portfolios with the goal of achieving exposure targets over time of approximately 60% of its net assets in equities and approximately 40% of its net assets in fixed income. The portfolio’s equity allocation is initially expected to consist of investments in Transamerica International Equity Index VP and Transamerica U.S. Equity Index VP and the portfolio’s fixed income allocation is initially expected to consist of investments in Transamerica Core Bond. (See the “List and Description of Underlying Portfolios” section of the prospectus for more information about the underlying portfolios). These allocations reflect the Investment Manager’s present strategy for asset allocation during normal market conditions, and may be changed at any time without notice to shareholders and without shareholder approval. In the short-term, actual asset allocations may vary due to short-term changes in cash flows caused by purchases and redemptions in the portfolio. In attempting to respond to adverse market or other conditions or to process a large purchase or redemption within the portfolio, the Investment Manager may allocate the assets of the portfolio without limit to a Transamerica government money market fund that normally invests principally in U.S. government securities and/or repurchase agreements fully collateralized by U.S. government securities.
Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The underlying portfolios may invest in derivatives such as futures contracts, options and swaps. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio’s ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests.
The portfolio may be a significant shareholder in certain underlying portfolios.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica AB Dynamic Allocation VP: Under normal market conditions, the portfolio’s sub-adviser, AllianceBernstein L.P. (the “sub-adviser”), will allocate substantially all of the portfolio’s assets among individual securities, underlying exchange traded funds (“ETFs”), forwards, swaps, futures and options to achieve targeted exposure to domestic equities, international equities, domestic bonds, international bonds and foreign currency. The sub-adviser expects that, over the long-term, the portfolio’s allocation will average approximately 35% in global equities and 65% in U.S. fixed income securities.
The portfolio utilizes a Dynamic Asset Allocation strategy, which makes short-term adjustments to the portfolio’s asset mix utilizing the sub-adviser’s research on various risk and return factors, in an effort to better trade-off risk and return as market and economic conditions change. The approach seeks to generate improved returns per unit of volatility, as compared to those from fixed weight or rules-based models. Further, the sub-adviser believes that a greater focus on short-term dynamics can improve the distribution of returns through lower volatility and reduction of “tail events” (i.e. mitigate both extreme losses and outsized gains). The portfolio’s asset allocation exposures may be implemented and adjusted either through transactions in individual securities, ETFs or through derivatives.
The portfolio will invest in both growth and value equity securities, which, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Morgan Stanley Capital International World Index (“MSCI World”). The market capitalizations of companies appearing in the MSCI World ranged from $1.1 billion to $879 billion as of December 31, 2017.
Under normal circumstances, the portfolio will adhere to the following guidelines:
•	Investments in equity securities are limited to 45% of the portfolio’s assets at any given time.
•	Investments in foreign equity securities are limited to 90% of the portfolio’s equity allocation at any given time.
•	Investments in high-yield bonds are limited to 3% of the portfolio’s assets at any given time.
•	Investments in emerging markets are limited to 3% of the portfolio’s assets at any given time.

•	Investments in foreign fixed-income securities are limited to 5% of the portfolio’s assets at any given time.
•	Investments in ETFs are limited to 10% of the portfolio’s assets at any given time.
Instead of investing directly in particular securities, the portfolio may use derivatives, including forwards, swaps, options and futures for hedging and non-hedging purposes. These instruments are taken into account when determining compliance with the portfolio’s target allocations and guidelines described above. The portfolio may invest in foreign fixed-income securities. The portfolio may also invest in To Be Announced (“TBA”) mortgages and dollar rolls.
The sub-adviser seeks to adjust the portfolio’s allocations to favor investments in those underlying investments that are expected to provide the most favorable outlook for achieving the portfolio’s investment objective.
The portfolio may invest its assets directly, or through ETFs, in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Aegon Government Money Market VP: The portfolio is a government money market fund. The portfolio seeks to maintain a stable net asset value of $1.00 per share by investing in:
•	high-quality, U.S. dollar-denominated short-term money market securities issued or guaranteed as to principal or interest by the U.S. government or its agencies or instrumentalities;
•	repurchase agreements that are fully collateralized by U.S. government securities or cash; and
•	cash.
The portfolio's sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), invests at least 99.5% of its total assets (plus the amount of borrowings, if any, for investment purposes) in U.S. government securities, cash, and/or repurchase agreements that are fully collateralized as described above. Under normal circumstances, the portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in U.S. government securities and/or repurchase agreements that are fully collateralized by U.S. government securities. U.S. government securities in which the portfolio may invest include obligations of, or guaranteed by, the U.S. federal government, its agencies, instrumentalities or sponsored enterprises. Some U.S. government securities are supported by the full faith and credit of the U.S. government. These include U.S. Treasury obligations and securities issued by Ginnie Mae. A second category of U.S. government securities are those supported by the right of the agency, instrumentality or sponsored enterprise to borrow from the U.S. government to meet its obligations. These include securities issued by Federal Home Loan Banks. A third category of U.S. government securities are those supported by only the credit of the issuing agency, instrumentality or sponsored enterprise. These include securities issued by Fannie Mae and Freddie Mac.
The portfolio will enter into repurchase agreements only with financial institutions that the sub-adviser determines are creditworthy. A financial institution must furnish collateral to the portfolio at least equal in value to the amount of its repurchase obligation. This collateral must consist of U.S. government securities or cash. The sub-adviser is responsible for ensuring that each repurchase agreement is eligible for purchase by the portfolio.
In managing the portfolio’s assets, the sub-adviser starts with a global “top down” analysis and then considers various fundamental factors, such as creditworthiness, duration, yield, interest rate and liquidity.
The portfolio invests in accordance with the credit quality, maturity, liquidity and diversification requirements applicable to money market funds. The portfolio invests in securities that, at the time of purchase, are rated in the highest short-term rating category for short-term debt by a nationally recognized statistical rating organization or, if unrated, determined to be of equivalent credit quality by the portfolio’s sub-adviser. Where required by applicable regulations, the portfolio’s sub-adviser or Board of Trustees will decide whether the security should be held or sold in the event of credit downgrades or certain other events occurring after purchase.
The portfolio invests exclusively in securities with a maximum remaining maturity of 397 days and maintains a dollar-weighted average portfolio maturity of 60 days or less.
The portfolio may invest in other government money market funds to the extent permitted by law.
As prevailing market conditions warrant, and at the discretion of the sub-adviser, the portfolio may hold cash uninvested and, if so, may be subject to risk with respect to the depository institution holding the cash. Cash assets are not income-generating and would impact the portfolio’s current yield.
If the portfolio takes a temporary defensive position, it will be more difficult for the portfolio to achieve its investment objective. Although the sub-adviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.

Transamerica Aegon High Yield Bond VP: The portfolio’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of the portfolio’s net assets (plus the amount of borrowings, if any, for investment purposes) in high-yield bonds (commonly known as “junk bonds”). The portfolio normally invests primarily in U.S. securities.
Junk bonds are high-risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the portfolio's sub-adviser). The sub-adviser’s strategy is to seek to achieve high returns for the portfolio while maintaining a reasonable risk profile.
In managing the portfolio's assets, the sub-adviser uses a combination of a global “top down” analysis of the macroeconomic and interest rate environment and proprietary “bottom up” research of corporate and sovereign debt, stressed and distressed securities, and other debt instruments. In the sub-adviser’s qualitative “top down” approach, the sub-adviser analyzes various fundamental, technical, sentiment, and valuation factors that affect the movement of markets and securities prices worldwide. This “top-down” analysis assists the sub-adviser in analyzing portfolio risk and allocating assets among sectors, industries, and credit quality categories. In its proprietary “bottom up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness and capital structure.
The portfolio has no maturity or duration requirements or limitations. The portfolio may invest in foreign securities, including up to 10% of its net assets in emerging market securities.
To a lesser extent, the portfolio may invest in investment grade bonds, bank loans, asset backed and mortgage backed securities, preferred equity securities, common equity securities (received in connection with exchanges or restructurings) and cash equivalents.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Aegon U.S. Government Securities VP: The portfolio’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), invests, under normal circumstances, at least 80% of the portfolio’s net assets (plus the amount of borrowings, if any, for investment purposes) in U.S. government debt obligations, or obligations guaranteed by U.S. government agencies or government sponsored entities and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. These securities may include:
•	U.S. Treasury obligations
•	Obligations issued by or guaranteed by U.S. government agencies or government-sponsored entities, including inflation-protected bonds. Obligations guaranteed by U.S. government agencies or government-sponsored entities include issues by non-government-sponsored entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise
•	Mortgage-backed securities guaranteed by Ginnie Mae or other U.S. government agencies or government-sponsored entities such as Freddie Mac or Fannie Mae
•	Collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by the U.S. government or its agencies and government-sponsored entities
The weighted average duration of the portfolio will generally range from three to seven years.
The portfolio may invest up to 20% of its net assets in investment grade corporate bonds, short-term corporate debt securities, asset-backed securities, commercial mortgage-backed securities, mortgage-backed securities not guaranteed by the U.S. government, zero coupon bonds, “interest only” or “principal only” securities, high yield debt securities, debt securities of foreign corporate or sovereign issuers in developed countries, and obligations of U.S. banks and foreign banks denominated in U.S. dollars or other currencies. Investment grade debt securities carry a rating of at least BBB from Standard & Poor’s or Fitch or Baa from Moody’s or are of comparable quality as determined by the portfolio’s sub-adviser.
The portfolio invests in debt obligations that the sub-adviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. In managing the portfolio’s assets, the sub-adviser uses a combination of global “top down” analysis of the macroeconomic and interest rate environment and proprietary “bottom up” research of government debt and other debt instruments. In the sub-adviser’s qualitative “top down” approach, the sub-adviser analyzes various fundamental, technical, sentiment and valuation factors that affect the movement of markets and securities prices worldwide. This information helps to inform the sub-adviser’s decisions regarding the portfolio’s duration, yield-curve positioning and level of exposure to various asset classes. In its proprietary “bottom up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness, cash flows, capital structure and, as applicable, collateral.

The portfolio may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate, total return and credit default swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the portfolio’s portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes. The use of derivatives may be deemed to involve the use of leverage because the portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price and because the portfolio’s use of derivative instruments may result in its exposure exceeding 100% of portfolio value. The portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin for the portfolio’s obligations under derivatives transactions.
The portfolio may purchase securities on a when-issued, delayed delivery or forward commitment basis.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica American Funds Managed Risk VP: The portfolio’s sub-adviser, Milliman Financial Risk Management LLC (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of the portfolio’s net assets (plus the amount of borrowings, if any, for investment purposes) in the American Funds Insurance Series Asset Allocation FundSM (the “Underlying Portfolio”). The portfolio employs a risk management strategy in an effort to manage return volatility.
The investment objective of the Underlying Portfolio is to seek to provide investors with high total return (including income and capital gains) consistent with preservation of capital over the long term. In seeking to pursue its investment objective, the Underlying Portfolio varies its mix of equity securities, debt securities and money market instruments. Under normal market conditions, the Underlying Portfolio’s investment adviser, Capital Research and Management CompanySM, expects (but is not required) to maintain an investment mix falling within the following ranges: 40%-80% in equity securities, 20%-50% in debt securities and 0%-40% in money market instruments. As of December 31, 2017, the Underlying Portfolio was approximately 64.4% invested in equity securities, 26.6% invested in debt securities and 9% invested in money market instruments. The proportion of equities, debt and money market securities held by the Underlying Portfolio varies with market conditions and its investment adviser’s assessment of their relative attractiveness as investment opportunities. The primary benchmark of the Underlying Portfolio is the S&P 500® Index.
The Underlying Portfolio invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less). Although the Underlying Portfolio focuses on investments in medium to larger capitalization companies, the Underlying Portfolio’s investments are not limited to a particular capitalization size. The Underlying Portfolio may invest up to 15% of its assets in common stocks and other equity securities of issuers domiciled outside the United States and up to 5% of its assets in debt securities of issuers domiciled outside the United States. In addition, the Underlying Portfolio may invest up to 25% of its debt assets in lower quality debt securities (rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the Underlying Portfolio’s investment adviser or unrated but determined to be of equivalent quality by the Underlying Portfolio’s investment adviser). Such securities are sometimes referred to as “junk bonds.” The Underlying Portfolio’s investment adviser uses a system of multiple portfolio managers in managing the Underlying Portfolio’s assets. Under this approach, the portfolio of the Underlying Portfolio is divided into segments managed by individual managers who decide how their respective segments will be invested.
The Underlying Portfolio relies on the professional judgment of its investment adviser to make decisions about the Underlying Portfolio’s portfolio investments. The basic investment philosophy of the Underlying Portfolio’s investment adviser is to seek to invest in attractively priced securities that, in its opinion, represent good, long-term investment opportunities. The Underlying Portfolio’s investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the Underlying Portfolio’s investment adviser believes that they no longer represent relatively attractive investment opportunities.
The portfolio seeks to manage return volatility by employing a managed risk strategy. The portfolio’s managed risk strategy seeks to stabilize the volatility of the portfolio around a target volatility level. The sub-adviser may use derivative instruments to accomplish this goal, which may include: equity futures contracts, treasury futures contracts, currency futures contracts, and other derivative instruments judged by the sub-adviser to be necessary to achieve the goals of the managed risk strategy. The sub-adviser may also buy or sell derivative instruments based on one or more market indices in an attempt to maintain the portfolio’s volatility at the targeted level in an environment in which the sub-adviser expects market volatility to decrease or increase, respectively. The sub-adviser selects individual derivative instruments that it believes will have prices that are highly correlated to the Underlying Portfolio’s positions. The sub-adviser adjusts derivative instruments to manage overall net portfolio risk exposure, in an attempt to stabilize the volatility of the portfolio around a predetermined target level and reduce the potential for portfolio losses during periods of significant market declines. The sub-adviser seeks to monitor and forecast volatility in the markets using a proprietary model, and adjust the portfolio’s derivative instruments accordingly. In addition, the sub-adviser will monitor liquidity levels of relevant derivative instruments and transparency provided by exchanges or the counterparties in derivatives transactions.
The sub-adviser adjusts derivatives positions to manage overall net portfolio risk exposure. The sub-adviser may, during periods of rising security prices, implement strategies in an attempt to preserve gains on the portfolio’s positions. The sub-adviser may, during periods of falling security prices, implement additional strategies in an effort to reduce losses in adverse market conditions. In these situations, the sub-adviser’s activity could significantly reduce the portfolio’s net economic exposure to equity securities. Following market declines, a downside rebalancing strategy may be used to decrease the amount of derivative instruments used to hedge the portfolio. The sub-adviser also adjusts derivative instruments to realign individual positions when the portfolio's asset allocation profile is rebalanced. The target volatility level will be set from time to time by the investment adviser and sub-adviser and may be adjusted if deemed advisable in the judgment of the investment adviser and sub-adviser.
Depending on market conditions, scenarios may occur where the portfolio has no positions in any derivative instruments.
The portfolio is non-diversified.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Barrow Hanley Dividend Focused VP: The portfolio’s sub-adviser, Barrow, Hanley, Mewhinney & Strauss, LLC (the “sub-adviser”), deploys an active, strategy that seeks large and middle capitalization U.S.-listed stocks, including American Depositary Receipts (“ADRs”), which make up a portfolio that generally exhibits the following value characteristics: price/earnings and price/book ratios at or below the market (S&P 500®) and dividend yields at or above the market. In addition, the sub-adviser considers stocks for the portfolio that not only currently pay a dividend, but also have a consecutive 25-year history of paying cash dividends. The sub-adviser also seeks stocks that have long established histories of dividend increases in an effort to ensure that the growth of the dividend stream of the portfolio’s holdings will be greater than that of the market as a whole.
The sub-adviser utilizes a conservative orientation based on the belief that above-average returns can be achieved while taking below-average risks. The sub-adviser’s investment approach is based on an underlying philosophy that securities markets are inefficient and that these inefficiencies can be favorably exploited through adherence to a value-oriented investment process dedicated to individual stock selection on a bottom-up basis. Accordingly, the sub-adviser constructs a portfolio of individual stocks, selected on a bottom-up basis, using fundamental analysis. The sub-adviser seeks to identify companies that are undervalued and temporarily out-of-favor for reasons it can identify and understand. The sub-adviser does not attempt to time the market or rotate in and out of broad market sectors, as it believes that it is difficult, if not impossible, to add incremental value on a consistent basis by market timing.
The portfolio will generally consist of 30 to 45 stocks with position sizes of 1% to 5% (8% maximum position weighting). If a stock held in the portfolio omits its dividend, the portfolio is not required to immediately sell the stock, but the portfolio will not purchase any stock that does not have a 25-year record of paying cash dividends.
The sub-adviser employs a fully invested strategy. Therefore, under normal market conditions, cash and cash equivalents are generally less than 5% of the portfolio’s assets.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica BlackRock Equity Smart Beta 100 VP: Under normal circumstances, the portfolio’s sub-adviser, BlackRock Investment Management, LLC, seeks to achieve the portfolio’s objective by allocating substantially all of the portfolio’s assets to a mix of exchange-traded funds (“ETFs”) advised by an affiliate of the sub-adviser. The portfolio will normally emphasize investments in ETFs that pursue smart beta strategies that are designed to provide consistent exposure to systematic factors such as value, momentum, quality and size. Smart beta strategies focus on one or more of these systematic factors and seek to capture broad, consistent drivers of return which cannot be isolated through traditional index strategies alone.

The portfolio normally targets an allocation of approximately 100% of its net assets to equity ETFs. Generally, the portfolio’s strategic asset allocation over the long term is expected to be as follows: approximately 75% of the portfolio’s net assets in U.S. equity ETFs and approximately 25% of the portfolio’s net assets in international equity ETFs. Typically, the portfolio is rebalanced to these strategic targets on a quarterly basis. Under normal circumstances, the portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity ETFs.
The portfolio may invest its assets in cash, cash equivalent securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica BlackRock Global Allocation VP: Under normal circumstances, the portfolio’s sub-adviser, BlackRock Investment Management, LLC (the “sub-adviser”), through a fully managed investment policy, utilizes United States and foreign equity securities, debt and money market securities, the combination of which may be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. The portfolio will invest its assets in issuers that are located in a number of countries throughout the world. There is no limit on the percentage of assets the portfolio can invest in a particular type of asset class or security. The portfolio generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. Except as described below, the portfolio has no geographic limits on where its investments may be located. This flexibility allows the sub-adviser to look for investments in markets around the world that it believes will provide the best relative asset allocation to meet the portfolio’s objective. The portfolio uses its investment flexibility to create a portfolio of assets that, over time, tends to be relatively balanced between equity and debt securities and that is widely diversified among many individual investments. At any given time, however, the portfolio may emphasize either debt securities or equity securities. The portfolio may also, from time to time, identify certain real assets, such as real estate or precious metals, that the sub-adviser believes will increase in value because of economic trends and cycles or political or other events. The portfolio may invest a portion of its assets in securities related to those real assets such as stock, fixed-income securities or convertible securities issued by real estate investment trusts (“REITs”) or companies that mine precious metals. The portfolio may invest directly in REITs, including equity REITs, mortgage REITs and hybrid REITs. The portfolio can invest in all types of equity securities, including common stock, preferred stock, convertible securities, warrants and stock purchase rights of companies of any market capitalization. In selecting equity investments, the sub-adviser typically emphasizes securities that it believes are undervalued. The portfolio may also seek to invest in the stock of smaller or emerging growth companies that it expects will provide a higher total return than other equity investments. Investing in smaller or emerging growth companies involves greater risk than investing in more established companies. The portfolio may invest in individual securities, baskets of securities or particular measurements of value or rate, and may consider a variety of factors and systematic inputs.
The portfolio can invest in all types of debt securities, including debt securities of varying maturities, U.S. and foreign government bonds, corporate bonds and convertible bonds, mortgage and asset-backed securities, bank loans, and securities issued or guaranteed by certain international organizations such as the World Bank. The portfolio may invest up to 35% of its total assets in “junk” bonds, corporate loans and distressed securities.
The portfolio may engage in short sales. The portfolio may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the portfolio does not own declines in value. The portfolio will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 20% of the value of its total assets. The portfolio may also make short sales “against the box” without being subject to this limitation.
The portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. The portfolio may use derivatives, including options, futures, indexed securities, inverse securities, swaps and forward contracts. Derivatives may be used to efficiently implement asset allocation views and/or to protect or enhance the value of specific portfolio assets. In addition, the team adheres to all firm-wide policies and regulatory guidelines regarding the segregation of liquid assets. The portfolio may use derivatives to seek to increase the return of the portfolio and to hedge (or protect) the value of its assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets. The portfolio may invest in securities that provide a return based on fluctuations in a stock or other financial index. For example, the portfolio may invest in a security that increases in value with the price of a particular securities index. In some cases, the return on the security may be inversely related to the price of the index. The portfolio may invest in U.S. and foreign cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. In addition to investing in foreign securities, the portfolio actively manages its exposure to foreign securities through the use of forward currency contracts and other currency derivatives.

The portfolio may also gain exposure to the commodities markets by investing up to 25% of its total assets in a wholly-owned subsidiary of the portfolio organized as a company under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary has the same investment objective as the portfolio and is managed by Transamerica Asset Management, Inc. and sub-advised by the sub-adviser. The Subsidiary (unlike the portfolio) may invest without limit in commodities, commodity-linked derivatives, ETFs, leveraged or unleveraged commodity-linked notes and other investments that provide exposure to commodities. Although the portfolio may to some extent invest directly in commodity-linked derivative instruments and other investments that provide exposure to commodities, the portfolio may also gain exposure to these derivative instruments indirectly by investing in the Subsidiary. The Subsidiary also may invest in other instruments, including fixed income securities, cash and cash equivalents and U.S. government securities, either as investments or to serve as margin or collateral for the Subsidiary’s derivatives positions. To the extent that the portfolio invests in the Subsidiary, it may be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in the SAI and this prospectus. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is not subject to the investor protections of the 1940 Act. However, the Subsidiary complies with asset segregation requirements to the same extent as the portfolio.
The portfolio, directly and/or through the Subsidiary, may gain commodities exposure through the use of swaps and other derivative instruments. The use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions.
The portfolio may invest up to 5% of its assets in China A-shares (equity securities of Chinese companies) listed and traded on Chinese stock exchanges such as the Shanghai Stock Exchange or the Shenzhen Stock Exchange.
The portfolio’s blended benchmark (“Blended Benchmark”) has at all times since the portfolio’s formation included a 40% weighting in non-U.S. securities. The Blended Benchmark is an unmanaged weighted index comprised as follows: 36% of the S&P 500®; 24% of the FTSE World ex-US Index; 24% of the ICE BofAML Current 5-Year U.S. Treasury Index; and 16% of the Citigroup Non U.S. Dollar World Government Bond Index. Under normal circumstances, the portfolio anticipates it will allocate a substantial amount (approximately 40% or more – unless market conditions are not deemed favorable by the sub-adviser, in which case the portfolio would invest at least 30%) – of its total assets in securities of (i) foreign government issuers; (ii) issuers organized or located outside the U.S.; (iii) issuers which primarily trade in a market located outside the U.S.; or (iv) issuers doing a substantial amount of business outside the U.S., which the portfolio considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. The portfolio will allocate its assets among various regions and countries, including the U.S. (but in no event less than three different countries). For temporary defensive purposes, the portfolio may deviate very substantially from the allocation described above.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica BlackRock Global Allocation Managed Risk - Balanced VP: The portfolio’s sub-adviser, Milliman Financial Risk Management LLC (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of the portfolio’s net assets (plus the amount of borrowings, if any, for investment purposes) in Transamerica BlackRock Global Allocation VP (the “Underlying Portfolio”). The portfolio employs a risk management strategy in an effort to manage return volatility.
Under normal circumstances, the Underlying Portfolio’s sub-adviser, BlackRock Investment Management, LLC (“BlackRock”), through a fully managed investment policy, utilizes United States and foreign equity securities, debt and money market securities, the combination of which may be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. The Underlying Portfolio will invest its assets in issuers that are located in a number of countries throughout the world. There is no limit on the percentage of assets the Underlying Portfolio can invest in a particular type of asset class. The Underlying Portfolio generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. Except as described below, the Underlying Portfolio has no geographic limits on where its investments may be located. This flexibility allows BlackRock to look for investments in markets around the world that it believes will provide the best relative asset allocation to meet the Underlying Portfolio’s objective. The Underlying Portfolio seeks high total investment return as its investment objective (total investment return is the combination of capital appreciation and investment income). The primary benchmark of the Underlying Portfolio is the FTSE World Index.
The Underlying Portfolio uses its investment flexibility to create a portfolio of assets that, over time, tends to be relatively balanced between equity and debt securities and that is widely diversified among many individual investments. At any given time, however, the Underlying Portfolio may emphasize either debt securities or equity securities. The Underlying Portfolio may also, from time to time, identify certain real assets, such as real estate or precious metals, that BlackRock believes will increase in value because of economic trends and cycles or political or other events. The Underlying Portfolio may invest a portion of its assets in securities related to those real assets such as stock, fixed-income securities or convertible securities issued by real estate investment trusts (“REITs”) or companies that mine precious metals. The Underlying Portfolio may invest directly in REITs, including equity REITs, mortgage REITs and hybrid REITs. The Underlying Portfolio can invest in all types of equity securities, including common stock, preferred stock, securities convertible into common stock, warrants and stock purchase rights of companies of any market capitalization. In selecting stocks and other securities that are convertible into stocks, BlackRock typically emphasizes stocks that it believes are undervalued. The Underlying Portfolio may also seek to invest in the stock of smaller or emerging growth companies that it expects will provide a higher total return than other equity investments. Investing in smaller or emerging growth companies involves greater risk than investing in more established companies. The Underlying Portfolio may invest in individual securities, baskets of securities or particular measurements of value or rate, and may consider a variety of factors and systematic inputs.
The Underlying Portfolio can invest in all types of debt securities of varying maturities, including U.S. and foreign government bonds, corporate bonds and convertible bonds, mortgage and asset-backed securities, bank loans, and securities issued or guaranteed by certain international organizations such as the World Bank. The Underlying Portfolio may invest up to 35% of its total assets in “junk” bonds, corporate loans and distressed securities.
The Underlying Portfolio may engage in short sales. The Underlying Portfolio may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Underlying Portfolio does not own declines in value. The Underlying Portfolio will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 20% of the value of its total assets. The Underlying Portfolio may also make short sales “against the box” without being subject to this limitation.
The Underlying Portfolio will invest in distressed securities when BlackRock believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. The Underlying Portfolio may use derivatives, including options, futures, indexed securities, inverse securities, swaps and forward contracts. Principally, derivatives are used to efficiently implement asset allocation views and/or to protect or enhance the value of specific portfolio assets. In addition, BlackRock adheres to all firm-wide policies and regulatory guidelines regarding the segregation of liquid assets.
The Underlying Portfolio may use derivatives to seek to increase the return of the Underlying Portfolio and to hedge (or protect) the value of its assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets. The Underlying Portfolio may invest in securities that provide a return based on fluctuations in a stock or other financial index. For example, the Underlying Portfolio may invest in a security that increases in value with the price of a particular securities index. In some cases, the return on the security may be inversely related to the price of the index. The Underlying Portfolio may invest in U.S. and foreign cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments.
The Underlying Portfolio may also gain exposure to the commodities markets by investing up to 25% of its total assets in a wholly-owned subsidiary of the Underlying Portfolio organized as a company under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary has the same investment objective as the Underlying Portfolio and is advised by Transamerica Asset Management, Inc. and sub-advised by BlackRock. The Subsidiary, unlike the Underlying Portfolio, may invest without limitation in commodities, commodity index-linked securities (including leveraged and unleveraged structured notes) and other commodity-linked securities and derivative instruments, such as options, swaps and futures that provide exposure to the performance of commodities or the commodities markets. The Subsidiary may also hold cash and invest in other instruments, including fixed income instruments, either as investments or to serve as margin or collateral for its derivative positions. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is not subject to the investor protections of the 1940 Act. However, the Subsidiary complies with asset segregation requirements to the same extent as the Underlying Portfolio.
The Underlying Portfolio, directly and/or through the Subsidiary, may gain commodities exposure through the use of swaps and other derivative instruments. The use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary Underlying Portfolio securities transactions.
The portfolio seeks to manage return volatility by employing a managed risk strategy. The portfolio’s managed risk strategy seeks to stabilize the volatility of the portfolio around a target volatility level. Managing to the portfolio’s volatility target is expected to, on average over time, result in approximately 50% equity-related exposure and approximately 50% fixed income exposure. Managing to the target volatility level may, at times, result in the portfolio’s exposures varying significantly from this asset mix goal. The portfolio will, directly or indirectly, invest at least 25% of its assets in fixed income senior securities. The sub-adviser may use derivative instruments to accomplish this goal, which may include: equity futures contracts, treasury futures contracts, currency futures contracts, and other derivative instruments judged by the sub-adviser to be necessary to achieve the goals of the managed risk strategy. The sub-adviser may also buy or sell derivative instruments based on one or more market indices in an attempt to maintain the portfolio’s volatility at the targeted level in an environment in which the sub-adviser expects market volatility to decrease or increase, respectively. The sub-adviser selects individual derivative instruments that it believes will have prices that are highly correlated to the Underlying Portfolio’s positions. The sub-adviser adjusts derivative instruments to manage overall net portfolio risk exposure, in an attempt to stabilize the volatility of the portfolio around a predetermined target level and reduce the potential for portfolio losses during periods of significant market declines. The sub-adviser seeks to monitor and forecast volatility in the markets using a proprietary model, and adjust the portfolio’s derivative instruments accordingly. In addition, the sub-adviser will monitor liquidity levels of relevant derivative instruments and transparency provided by exchanges or the counterparties in derivatives transactions.
The sub-adviser adjusts derivatives positions to manage overall net portfolio risk exposure. The sub-adviser may, during periods of rising security prices, implement strategies in an attempt to preserve gains on the portfolio’s positions. The sub-adviser may, during periods of falling security prices, implement additional strategies in an effort to reduce losses in adverse market conditions. In these situations, the sub-adviser’s activity could significantly reduce the portfolio’s net economic exposure to equity securities. Following market declines, a downside rebalancing strategy may be used to decrease the amount of derivative instruments used to hedge the portfolio. The sub-adviser also adjusts derivative instruments to realign individual positions when the portfolio's asset allocation profile is rebalanced. The target volatility level will be set from time to time by the investment manager and sub-adviser and may be adjusted if deemed advisable in the judgment of the investment manager and sub-adviser.
Depending on market conditions, scenarios may occur where the portfolio has no positions in any derivative instruments.
The portfolio is non-diversified, which allows it to invest a greater percentage of its assets in any one issuer than would otherwise be the case.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica BlackRock Global Allocation Managed Risk – Growth VP: The portfolio’s sub-adviser, Milliman Financial Risk Management LLC (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of the portfolio’s net assets (plus the amount of borrowings, if any, for investment purposes) in Transamerica BlackRock Global Allocation VP (the “Underlying Portfolio”). The portfolio employs a risk management strategy in an effort to manage return volatility.
Under normal circumstances, the Underlying Portfolio’s sub-adviser, BlackRock Investment Management, LLC (“BlackRock”), through a fully managed investment policy, utilizes United States and foreign equity securities, debt and money market securities, the combination of which may be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. The Underlying Portfolio will invest its assets in issuers that are located in a number of countries throughout the world. There is no limit on the percentage of assets the Underlying Portfolio can invest in a particular type of asset class. The Underlying Portfolio generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. Except as described below, the Underlying Portfolio has no geographic limits on where its investments may be located. This flexibility allows BlackRock to look for investments in markets around the world that it believes will provide the best relative asset allocation to meet the Underlying Portfolio’s objective. The Underlying Portfolio seeks high total investment return as its investment objective (total investment return is the combination of capital appreciation and investment income). The primary benchmark of the Underlying Portfolio is the FTSE World Index.
The Underlying Portfolio uses its investment flexibility to create a portfolio of assets that, over time, tends to be relatively balanced between equity and debt securities and that is widely diversified among many individual investments. At any given time, however, the Underlying Portfolio may emphasize either debt securities or equity securities. The Underlying Portfolio may also, from time to time, identify certain real assets, such as real estate or precious metals, that BlackRock believes will increase in value because of economic trends and cycles or political or other events. The Underlying Portfolio may invest a portion of its assets in securities related to those real assets such as stock, fixed-income securities or convertible securities issued by real estate investment trusts (“REITs”) or companies that mine precious metals. The Underlying Portfolio may invest directly in REITs, including equity REITs, mortgage REITs and hybrid REITs. The Underlying Portfolio can invest in all types of equity securities, including common stock, preferred stock, securities convertible into common stock, warrants and stock purchase rights of companies of any market capitalization. In selecting stocks and other securities that are convertible into stocks, BlackRock typically emphasizes stocks that it believes are undervalued. The Underlying Portfolio may also seek to invest in the stock of smaller or emerging growth companies that it expects will provide a higher total return than other equity investments. Investing in smaller or emerging growth companies involves greater risk than investing in more established companies. The Underlying Portfolio may invest in individual securities, baskets of securities or particular measurements of value or rate, and may consider a variety of factors and systematic inputs.
The Underlying Portfolio can invest in all types of debt securities of varying maturities, including U.S. and foreign government bonds, corporate bonds and convertible bonds, mortgage and asset-backed securities, bank loans, and securities issued or guaranteed by certain international organizations such as the World Bank. The Underlying Portfolio may invest up to 35% of its total assets in “junk” bonds, corporate loans and distressed securities.

The Underlying Portfolio may engage in short sales. The Underlying Portfolio may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Underlying Portfolio does not own declines in value. The Underlying Portfolio will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 20% of the value of its total assets. The Underlying Portfolio may also make short sales “against the box” without being subject to this limitation.
The Underlying Portfolio will invest in distressed securities when BlackRock believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. The Underlying Portfolio may use derivatives, including options, futures, indexed securities, inverse securities, swaps and forward contracts. Principally, derivatives are used to efficiently implement asset allocation views and/or to protect or enhance the value of specific portfolio assets. In addition, BlackRock adheres to all firm-wide policies and regulatory guidelines regarding the segregation of liquid assets.
The Underlying Portfolio may use derivatives to seek to increase the return of the Underlying Portfolio and to hedge (or protect) the value of its assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets. The Underlying Portfolio may invest in securities that provide a return based on fluctuations in a stock or other financial index. For example, the Underlying Portfolio may invest in a security that increases in value with the price of a particular securities index. In some cases, the return on the security may be inversely related to the price of the index. The Underlying Portfolio may invest in U.S. and foreign cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments.
The Underlying Portfolio may also gain exposure to the commodities markets by investing up to 25% of its total assets in a wholly-owned subsidiary of the Underlying Portfolio organized as a company under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary has the same investment objective as the Underlying Portfolio and is advised by Transamerica Asset Management, Inc. and sub-advised by BlackRock. The Subsidiary, unlike the Underlying Portfolio, may invest without limitation in commodities, commodity index-linked securities (including leveraged and unleveraged structured notes) and other commodity-linked securities and derivative instruments, such as options, swaps and futures that provide exposure to the performance of commodities or the commodities markets. The Subsidiary may also hold cash and invest in other instruments, including fixed income instruments, either as investments or to serve as margin or collateral for its derivative positions. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is not subject to the investor protections of the 1940 Act. However, the Subsidiary complies with asset segregation requirements to the same extent as the Underlying Portfolio.
The Underlying Portfolio, directly and/or through the Subsidiary, may gain commodities exposure through the use of swaps and other derivative instruments. The use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary Underlying Portfolio securities transactions.
The portfolio seeks to manage return volatility by employing a managed risk strategy. The portfolio’s managed risk strategy seeks to stabilize the volatility of the portfolio around a target volatility level. Managing to the portfolio’s volatility target is expected to, on average over time, result in approximately 70% equity-related exposure and approximately 30% fixed income exposure. Managing to the target volatility level may, at times, result in the portfolio’s exposures varying significantly from this asset mix goal. The sub-adviser may use derivative instruments to accomplish this goal, which may include: equity futures contracts, treasury futures contracts, currency futures contracts, and other derivative instruments judged by the sub-adviser to be necessary to achieve the goals of the managed risk strategy. The sub-adviser may also buy or sell derivative instruments based on one or more market indices in an attempt to maintain the portfolio’s volatility at the targeted level in an environment in which the sub-adviser expects market volatility to decrease or increase, respectively. The sub-adviser selects individual derivative instruments that it believes will have prices that are highly correlated to the Underlying Portfolio’s positions. The sub-adviser adjusts derivative instruments to manage overall net portfolio risk exposure, in an attempt to stabilize the volatility of the portfolio around a predetermined target level and reduce the potential for portfolio losses during periods of significant market declines. The sub-adviser may, in certain circumstances, purchase equity futures contracts to increase the portfolio’s equity-related exposure. The sub-adviser seeks to monitor and forecast volatility in the markets using a proprietary model, and adjust the portfolio’s derivative instruments accordingly. In addition, the sub-adviser will monitor liquidity levels of relevant derivative instruments and transparency provided by exchanges or the counterparties in derivatives transactions.
The sub-adviser adjusts derivatives positions to manage overall net portfolio risk exposure. The sub-adviser may, during periods of rising security prices, implement strategies in an attempt to preserve gains on the portfolio’s positions. The sub-adviser may, during periods of falling security prices, implement additional strategies in an effort to reduce losses in adverse market conditions. In these situations, the sub-adviser’s activity could significantly reduce the portfolio’s net economic exposure to equity securities. Following market declines, a downside rebalancing strategy may be used to decrease the amount of derivative instruments used to hedge the portfolio. The sub-adviser also adjusts derivative instruments to realign individual positions when the portfolio's asset allocation profile is rebalanced. The sub-adviser may purchase equity futures to increase the portfolio’s equity exposure. The target volatility level will be set from time to time by the investment manager and sub-adviser and may be adjusted if deemed advisable in the judgment of the investment manager and sub-adviser.
Depending on market conditions, scenarios may occur where the portfolio has no positions in any derivative instruments.

The portfolio is non-diversified, which allows it to invest a greater percentage of its assets in any one issuer than would otherwise be the case.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica BlackRock Smart Beta 50 VP: Under normal circumstances, the portfolio’s sub-adviser, BlackRock Investment Management, LLC, seeks to achieve the portfolio’s objective by allocating substantially all of the portfolio’s assets to a mix of exchange-traded funds (“ETFs”) advised by an affiliate of the sub-adviser. The portfolio will normally emphasize investments in ETFs that pursue smart beta strategies that are designed to provide consistent exposure to systematic factors such as value, momentum, quality and size. Smart beta strategies focus on one or more of these systematic factors and seek to capture broad, consistent drivers of return which cannot be isolated through traditional index strategies alone.
The portfolio normally targets an allocation of approximately 50% of its net assets to equity ETFs. Generally, the portfolio’s strategic asset allocation over the long term is expected to be as follows: approximately 37.5% of the portfolio’s net assets in U.S. equity ETFs, approximately 12.5% of the portfolio’s net assets in international equity ETFs, and approximately 50% of the portfolio’s net assets in fixed income ETFs. Typically, the portfolio is rebalanced to these strategic targets on a quarterly basis.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica BlackRock Smart Beta 75 VP: Under normal circumstances, the portfolio’s sub-adviser, BlackRock Investment Management, LLC, seeks to achieve the portfolio’s objective by allocating substantially all of the portfolio’s assets to a mix of exchange-traded funds (“ETFs”) advised by an affiliate of the sub-adviser. The portfolio will normally emphasize investments in ETFs that pursue smart beta strategies that are designed to provide consistent exposure to systematic factors such as value, momentum, quality and size. Smart beta strategies focus on one or more of these systematic factors and seek to capture broad, consistent drivers of return which cannot be isolated through traditional index strategies alone.
The portfolio normally targets an allocation of approximately 75% of its net assets to equity ETFs. Generally, the portfolio’s strategic asset allocation over the long term is expected to be as follows: approximately 56.25% of the portfolio’s net assets in U.S. equity ETFs, approximately 18.75% of the portfolio’s net assets in international equity ETFs, and approximately 25% of the portfolio’s net assets in fixed income ETFs. Typically, the portfolio is rebalanced to these strategic targets on a quarterly basis.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica BlackRock Tactical Allocation VP: The portfolio’s sub-adviser,BlackRock Financial Management, Inc. (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing its assets in a combination of underlying Transamerica funds (the “underlying portfolios”).
•	Under normal circumstances, the portfolio’s investments in domestic and international equity funds will vary between 40% and 90% of the portfolio’s net assets, with the remaining portion invested in domestic and international fixed-income funds, which may include money market funds. Equity exposure increases with higher 10-year swap rates and lower implied volatility. Equity exposure decreases with lower swap rates and higher implied volatility.
•	The portfolio’s target level of equity exposure is determined monthly by a proprietary tactical asset allocation model based on specified market factors, such as the 10-year swap rate and implied volatility. The model was provided to Transamerica Asset Management, Inc., the portfolio’s investment manager, by an affiliated insurance company and is used by that company to develop and price insurance policies and variable annuity contracts. The model is run on the first business day of each month and produces the target equity allocation for the month.

•	The sub-adviser may not vary or override the target level equity exposure regardless of their view of the market outlook. Based on the model’s target allocation, the sub-adviser selects among the underlying equity and fixed-income funds and rebalances the portfolio’s assets among the underlying portfolios to maintain the target weightings. The sub-adviser may choose to invest a portion of the portfolio’s assets in one or more underlying portfolios which they sub-advise.
•	The equity funds may have fixed-income exposure and the fixed-income funds could likewise have equity exposure. Such exposures are not considered by the model and could impact the performance of the underlying portfolios and the portfolio.
•	The portfolio may also invest directly in securities, including up to 10% of its assets in exchange traded funds (“ETFs”), U.S. government securities, short-term commercial paper, cash and cash equivalents.
It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time. As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios. The sub-adviser may change the portfolio’s asset allocations (consistent with the model) and underlying portfolios at any time without notice to shareholders and without shareholder approval.
Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio’s ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Clarion Global Real Estate Securities VP: Under normal circumstances, the portfolio’s sub-adviser, CBRE Clarion Securities LLC (the “sub-adviser”), will invest at least 80% of the portfolio's net assets (plus the amount of borrowings, if any, for investment purposes) in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. The sub-adviser considers issuers principally engaged in the real estate industries to be companies that derive their intrinsic value from the ownership, operation, development, construction, financing, management or sale of commercial, industrial or residential real estate and similar activities. Under normal market conditions, the portfolio invests at least 40% of its assets (or, if conditions are not favorable, at least 30% of its assets) in non-U.S. issuers directly or through depositary receipts. The portfolio’s portfolio normally will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade. As a general matter, these investments are expected to be in equity securities of real estate companies that include common stocks of large-, mid- and small-sized issuers, including real estate investment trusts (“REITs”), and convertible securities. The portfolio may also invest in preferred stocks.
The sub-adviser uses a disciplined two-step process for constructing the portfolio’s portfolio. First, the sub-adviser selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, the sub-adviser uses an in-house valuation process to identify investments that it believes have superior current income and growth potential relative to their peers. The sub-adviser’s valuation process examines several factors, including value and property, capital structure, and management and strategy. The sub-adviser may decide to sell investments held by the portfolio for a variety of reasons, such as to secure gains, limit losses, or redeploy portfolio investments into opportunities believed to be more promising. The sub-adviser also may engage in frequent and active trading of portfolio investments to achieve the portfolio's investment objective.
The portfolio may invest in initial public offerings (“IPOs”), which are subject to specific risks, including high volatility, no track record, illiquidity and less predictable earnings. The portfolio does not directly invest in real estate.
This portfolio is non-diversified.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Greystone International Growth VP (formerly, Transamerica MFS International Equity VP): The portfolio’s sub-adviser, Greystone Managed Investments Inc. (the “sub-adviser”), seeks to achieve the portfolio’s objective (capital growth) by investing, under normal circumstances, at least 80% of the portfolio’s net assets (plus the amount of borrowings, if any, for investment purposes) in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts, of issuers economically tied to a number of countries throughout the world, including emerging market countries.
The portfolio normally invests primarily in equity securities of foreign companies, including emerging market equity securities.
In selecting investments for the portfolio, the sub-adviser seeks companies that have demonstrated superior earnings growth, positive business momentum and sustainable profitability while seeking not to overpay for these growth characteristics. The sub-adviser may invest the portfolio’s assets in companies of any size. The portfolio may also invest in warrants and rights.
The sub-adviser may invest a large percentage of the portfolio’s assets in issuers in a single country, a small number of countries, or a particular geographic region. The sub-adviser will normally invest the portfolio’s assets in investments economically tied to at least three countries not including the United States. The issuer of a security or other investment is generally deemed to be economically tied to a particular country if (a) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (e) the issuer has 50% or more of its assets in that country; or (f) the issuer is included in an index which is representative of that country. For purposes of determining if a security or other investment is considered a foreign security, revenues from goods sold or services performed in all countries other than the United States and assets in all countries other than the United States may be aggregated. For purposes of determining if a security or other investment is considered an emerging market security, revenues from goods sold or services performed in all emerging market countries and assets in all emerging market countries may be aggregated.
The sub-adviser normally allocates the portfolio's investments across different industries and sectors, but the sub-adviser may invest a significant percentage of the portfolio's assets in issuers in a single or small number of industries or sectors.
The sub-adviser uses a “bottom-up” investment approach to buying and selling investments for the portfolio. A “bottom-up” approach is looking at individual companies against the context of broader market factors. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. The sub-adviser uses a quantitative screen to seek to identify companies with growth characteristics, positive earnings sentiment, stable profitability and reasonable valuations. The sub-adviser may engage in active and frequent trading in pursuing the portfolio’s principal investment strategies.
The portfolio may invest up to 5% of its assets in China A-shares (equity securities of Chinese companies) listed and traded on Chinese stock exchanges such as the Shanghai Stock Exchange or the Shenzhen Stock Exchange.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica International Equity Index VP: Under normal circumstances, the portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities listed in the MSCI® Europe, Australasia, Far East (MSCI EAFE) Index (the “Index”). Under normal circumstances, however, the portfolio intends to invest substantially all of its assets in securities of companies included in the Index (including ADRs and Global Depositary Receipts (“GDRs”)) or in other investments in an effort to create a portfolio of securities with generally the same risk and return characteristics of the Index, including index futures contracts. The Index is designed to represent the performance of approximately 1,000 large and mid-cap securities across 21 developed markets, primarily from Europe, Australia, Asia and the Far East, and covers approximately 85% of the free float-adjusted market capitalization in each of the 21 countries. The Index, which is constructed and maintained by MSCI Inc., is rebalanced and reconstituted each February, May, August and November. The portfolio will concentrate (invest 25% or more of the value of its assets) in the securities of issuers having their principal business activities in the same industry if the Index is also concentrated in such industry.
The portfolio’s sub-adviser, SSGA Funds Management, Inc. (the “sub-adviser”), does not sub-advise the portfolio according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the sub-adviser utilizes a “passive” or “indexing” investment approach seeking to provide investment results that, before expenses, correspond generally to the total return of the Index by employing a sampling strategy.

The sub-adviser seeks to replicate the returns of the Index by investing in the securities of the Index in approximately their Index weight. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, the portfolio may purchase a sample of stocks in the Index in proportions expected to replicate generally the performance of the Index as a whole. In addition, from time to time, stocks are added to or removed from the Index. The portfolio may sell stocks that are represented in the Index, or purchase stocks that are not yet represented in the Index, in anticipation of their removal from or addition to the Index.
The sub-adviser may at times purchase or sell futures contracts in lieu of investment directly in the stocks making up the Index. The sub-adviser might do so, for example, in order to increase the portfolio’s investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the sub-adviser might use futures to reduce its investment exposure to the Index in situations where it intends to sell a portion of the stocks in the portfolio but the sale has not yet been completed. The sub-adviser may also enter into forward foreign currency exchange contracts in an attempt to match the Index’s currency exposures.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Janus Balanced VP: The portfolio’s sub-adviser, Janus Capital Management LLC (the “sub-adviser”), seeks to achieve the portfolio’s investment objective by normally investing 50-60% of the portfolio’s assets in equity securities and the remaining assets in fixed-income securities and cash equivalents. The portfolio normally invests at least 40% of its assets in fixed-income senior securities. Fixed-income securities may include corporate debt securities, U.S. Government obligations, mortgage-backed securities and other mortgage-related products, and short-term securities.
The portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets. Under normal circumstances, the portfolio will invest 40-60% of its assets in U.S. equities, with no more than 5% in small cap stocks, and 0-15% in international equities. The portfolio will, in aggregate, have no more than 15% in real estate investment trusts, bank loans, emerging market equities, emerging market fixed income, and high yield debt (commonly known as “junk bonds”).
In choosing investments for the portfolio, the portfolio managers apply a “bottom up” approach with one portfolio manager focusing on the equity portion of the portfolio and the other portfolio manager focusing on the fixed-income portion of the portfolio. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if investment in that company is consistent with the portfolio’s investment policies. The portfolio managers share day-to-day responsibility for the portfolio’s investments.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Janus Mid-Cap Growth VP: The portfolio's sub-adviser, Janus Capital Management LLC (the “sub-adviser”), under normal conditions, invests primarily in common stocks selected for their growth potential, and normally invests at least 80% of the portfolio's net assets (plus the amount of any borrowings for investment purposes) in equity securities of medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap® Growth Index which, as of December 31, 2017, was between $389 million and $35.3 billion. The portfolio may also invest in foreign securities, which may include investments in emerging markets, and it may invest up to 5% of its net assets in exchange traded funds.
The sub-adviser applies a “bottom up” approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the portfolio’s investment policies.
Transamerica Jennison Growth VP: The portfolio’s sub-adviser, Jennison Associates LLC (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 65% of the portfolio’s total assets in equity and equity-related securities, principally common stocks, preferred stocks, warrants, rights and depositary receipts, of U.S. companies with market capitalizations of at least $1 billion that the sub-adviser considers to have above average prospects for growth. These companies are generally medium- to large-capitalization companies.

The sub-adviser believes that growth in earnings and cash flows drives share prices over the long term; that excess returns are generated by investing in market-leading companies that create economic value through long-duration competitive advantages; and that a deeply researched understanding of company and industry fundamentals leads to successful stock selection. The sub-adviser looks for companies with unique business models that build sustainable competitive advantages; catalysts that drive growth rates well above that of the market; superior financial characteristics; and attractive long-term valuations. The sub-adviser seeks to capture acceleration or duration of growth that is not fully reflected in a stock’s price.
The sub-adviser uses a “bottom up” approach, researching and evaluating individual companies, to manage the portfolio’s investments. The sub-adviser looks primarily at individual company fundamentals rather than at macro-economic factors to identify individual companies with earnings growth potential that may not be recognized by the market at large.
When a sub-adviser uses a “bottom-up” approach, it looks primarily at individual companies against the context of broader market factors.
In selecting stocks for the portfolio, the sub-adviser looks for companies with the following financial characteristics:
•	superior absolute and relative earnings growth
•	above average revenue and earnings per share growth
•	sustainable or improving profitability
•	strong balance sheets
In addition, the sub-adviser looks for companies that have actually achieved or exceeded expected earnings results and are attractively valued relative to their growth prospects. Earnings predictability and confidence in earnings forecasts are important parts of the selection process. Securities in which the portfolio invests have historically been more volatile than the S&P 500®. In addition, companies that have an earnings growth ratio higher than that of the average S&P 500®company tend to reinvest their earnings rather than distribute them, so the portfolio is not likely to receive significant dividend income on its investments. The sub-adviser focuses on stocks of companies that have distinct attributes such as:
•	strong market position with a defensible franchise
•	unique marketing competence
•	strong research and development leading to superior new product flow
•	capable and disciplined management
Such companies generally trade at high prices relative to their current earnings.
The portfolio may invest up to 20% of its assets in the securities of foreign issuers, of which 10% may be invested in emerging markets issuers.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica JPMorgan Asset Allocation – Conservative VP: The portfolio’s sub-adviser, J.P. Morgan Investment Management Inc. (the “sub-adviser”), seeks to achieve the portfolio’s investment objective by investing its assets in a broad mix of underlying Transamerica funds (“underlying portfolios”).
The portfolio expects to allocate its assets among underlying portfolios with the goal of achieving exposure targets over time of approximately 35% of its net assets in equities, which may include stocks and real estate securities, and approximately 65% of its net assets in fixed income, which may include bonds, cash equivalents and other debt securities. The actual percentage allocations at any time may vary. The sub-adviser may increase equity exposure to approximately 50% of net assets or may decrease equity exposure to zero, and may increase fixed income exposure to approximately 100% of net assets or may decrease fixed income exposure to approximately 50% of net assets, subject to the portfolio’s multi-factor risk management framework. The risk management framework incorporates quantitative models and signals. Under this framework, the portfolio’s maximum equity exposure may be limited in response to individual asset class momentum signals and a portfolio level volatility signal. Notwithstanding the portfolio’s equity target and any maximum equity exposure limit imposed under the risk management framework, the sub-adviser may elect to allocate fewer assets to equities and more assets to fixed income when it believes it is advisable to do so. The portfolio may not achieve its stated asset mix goal.
In seeking to achieve the investment objective of the portfolio, the sub-adviser employs an investment process consisting of four integrated components: strategic asset allocation, underlying strategy and portfolio selection, active asset allocation and the multifactor risk management framework. For the first three components, the sub-adviser’s portfolio management team draws on the analysis produced by dedicated research and strategy teams who support the investment process by generating qualitative and quantitative research and insights on the underlying portfolios TAM has designated as available for investment by the portfolio. For the fourth component, the portfolio management team draws on the output of its multi-factor risk management framework, which is a quantitative driven process that makes asset class allocation recommendations and may impose a maximum equity exposure limit and require equity exposure reductions based on a set of individual asset class momentum signals and a portfolio level volatility signal.
As part of its investment process, the sub-adviser selects underlying equity and fixed income portfolios to invest in from the underlying portfolios TAM has designated as available for investment by the portfolio and rebalances the portfolio’s assets among the selected underlying portfolios. (See the “List and Description of Underlying Portfolios” section of the prospectus.) The underlying portfolios include portfolios sub-advised by the sub-adviser. Consistent with the portfolio’s objective and strategies, the sub-adviser is permitted to invest any portion of the portfolio’s assets in underlying portfolios which it sub-advises. When choosing among potential underlying portfolios the sub-adviser faces a conflict of interest, because it will receive additional fees when it selects underlying portfolios for which it also acts as sub-adviser. For more information on the sub-adviser’s conflicts of interest, see Appendix B – “Portfolio Managers” to the SAI.
Exposure to high yield bonds (commonly known as “junk bonds”) and floating rate loans together generally will not exceed 10% of the portfolio’s net assets. Junk bonds are high-risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the portfolio’s sub-adviser).
Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio’s ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.
It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time. The portfolio may be a significant shareholder in certain underlying portfolios.
The portfolio may have exposure to derivatives instruments, such as options, futures or forward contracts and swaps through its investments in the underlying portfolios. The portfolio also may, but is not required to, invest in derivative instruments such as futures contracts for a variety of purposes, including as a means to manage equity and fixed income exposure (including for purposes of complying with the risk management framework) without having to purchase or sell underlying portfolios and to increase the portfolio’s return as a non-hedging strategy that may be considered speculative. For example, when the level of market volatility is increasing, the sub-adviser may limit the portfolio’s equity exposure by shorting or selling long futures positions on an index. It is anticipated that any derivatives usage by the portfolio would primarily involve the use of exchange-traded equity index, U.S. Treasury and currency futures, but the portfolio also could utilize other types of derivatives. The use of derivatives may be deemed to involve the use of leverage because the portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price and because the portfolio’s use of derivative instruments may result in its exposure exceeding 100% of portfolio value. The portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin for the portfolio’s obligations under derivatives transactions.
The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica JPMorgan Asset Allocation-Growth VP: The portfolio’s sub-adviser, J.P. Morgan Investment Management Inc. (the “sub-adviser”), seeks to achieve the portfolio’s investment objective by investing its assets in a broad mix of underlying Transamerica funds (“underlying portfolios”).
Under normal circumstances, the portfolio expects to invest primarily in underlying portfolios that invest primarily in U.S. and foreign equities (including emerging markets), which may include stocks, commodity-related securities and alternative investments.

In seeking to achieve the investment objective of the portfolio, the sub-adviser employs an investment process consisting of three integrated components: strategic asset allocation, underlying strategy and portfolio selection, and active asset allocation. For these three components, the sub-adviser’s portfolio management team draws on the analysis produced by dedicated research and strategy teams who support the investment process by generating qualitative and quantitative research and insights on the underlying portfolios TAM has designated as available for investment by the portfolio.
The portfolio may also invest in underlying portfolios that invest primarily in fixed income and invest directly in U.S. government securities and/or short-term commercial paper.
As part of its investment process, the sub-adviser selects underlying equity and fixed income portfolios to invest in from the underlying portfolios TAM has designated as available for investment by the portfolio and rebalances the portfolio’s assets among the selected underlying portfolios. (See the “List and Description of Underlying Portfolios” section of the prospectus.) The underlying portfolios include portfolios sub-advised by the sub-adviser. Consistent with the portfolio’s objective and strategies, the sub-adviser is permitted to invest any portion of the portfolio’s assets in underlying portfolios which it sub-advises. When choosing among potential underlying portfolios the sub-adviser faces a conflict of interest, because it will receive additional fees when it selects underlying portfolios for which it also acts as sub-adviser. For more information on the sub-adviser’s conflicts of interest, see Appendix B – “Portfolio Managers” to the SAI.
Exposure to high yield bonds (commonly known as “junk bonds”) and floating rate loans together generally will not exceed 10% of the portfolio’s net assets. Junk bonds are high-risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the portfolio’s sub-adviser).
Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio’s ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.
It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time. The portfolio may be a significant shareholder in certain underlying portfolios.
The portfolio may have exposure to derivatives instruments, such as options, futures or forward contracts and swaps through its investments in the underlying portfolios. The portfolio also may, but is not required to, invest in derivative instruments such as futures contracts for a variety of purposes, including as a means to manage equity and fixed income exposure without having to purchase or sell underlying portfolios and to increase the portfolio’s return as a non-hedging strategy that may be considered speculative. For example, when the level of market volatility is increasing, the sub-adviser may limit the portfolio’s equity exposure by shorting or selling long futures positions on an index. It is anticipated that any derivatives usage by the portfolio would primarily involve the use of exchange-traded equity index, U.S. Treasury and currency futures, but the portfolio also could utilize other types of derivatives. The use of derivatives may be deemed to involve the use of leverage because the portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price and because the portfolio’s use of derivative instruments may result in its exposure exceeding 100% of portfolio value. The portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin for the portfolio’s obligations under derivatives transactions.
The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica JPMorgan Asset Allocation – Moderate Growth VP: The portfolio’s sub-adviser, J.P. Morgan Investment Management Inc. (the “sub-adviser”), seeks to achieve the portfolio’s investment objective by investing its assets in a broad mix of underlying Transamerica funds (“underlying portfolios”).
The portfolio expects to allocate its assets among underlying portfolios with the goal of achieving exposure targets over time of approximately 70% of its net assets in equities, which may include stocks and real estate securities, and approximately 30% of its net assets in fixed income, which may include bonds, cash equivalents and other debt securities. The actual percentage allocations at any time may vary. The sub-adviser may increase equity exposure to approximately 90% of net assets or may decrease equity exposure to approximately 30%, and may increase fixed income exposure to approximately 70% of net assets or may decrease fixed income exposure to approximately 10% of net assets, subject to the portfolio’s multi-factor risk management framework. The risk management framework incorporates quantitative models and signals. Under this framework, the portfolio’s maximum equity exposure may be limited in response to individual asset class momentum signals and a portfolio level volatility signal. Notwithstanding the portfolio’s equity target and any maximum equity exposure limit imposed under the risk management framework, the sub-adviser may elect to allocate fewer assets to equities and more assets to fixed income when it believes it is advisable to do so. The portfolio may not achieve its stated asset mix goal.
In seeking to achieve the investment objective of the portfolio, the sub-adviser employs an investment process consisting of four integrated components: strategic asset allocation, underlying strategy and portfolio selection, active asset allocation and the multifactor risk management framework. For the first three components, the sub-adviser’s portfolio management team draws on the analysis produced by dedicated research and strategy teams who support the investment process by generating qualitative and quantitative research and insights on the underlying portfolios TAM has designated as available for investment by the portfolio. For the fourth component, the portfolio management team draws on the output of its multi-factor risk management framework, which is a quantitative driven process that makes asset class allocation recommendations and may impose a maximum equity exposure limit and require equity exposure reductions based on a set of individual asset class momentum signals and a portfolio level volatility signal.
As part of its investment process, the sub-adviser selects underlying equity and fixed income portfolios to invest in from the underlying portfolios TAM has designated as available for investment by the portfolio and rebalances the portfolio’s assets among the selected underlying portfolios. (See the “List and Description of Underlying Portfolios” section of the prospectus.) The underlying portfolios include portfolios sub-advised by the sub-adviser. Consistent with the portfolio’s objective and strategies, the sub-adviser is permitted to invest any portion of the portfolio’s assets in underlying portfolios which it sub-advises. When choosing among potential underlying portfolios the sub-adviser faces a conflict of interest, because it will receive additional fees when it selects underlying portfolios for which it also acts as sub-adviser. For more information on the sub-adviser’s conflicts of interest, see Appendix B – “Portfolio Managers” to the SAI.
Exposure to high yield bonds (commonly known as “junk bonds”) and floating rate loans together generally will not exceed 10% of the portfolio’s net assets. Junk bonds are high-risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the portfolio’s sub-adviser).
Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio’s ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.
It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time. The portfolio may be a significant shareholder in certain underlying portfolios.
The portfolio may have exposure to derivatives instruments, such as options, futures or forward contracts and swaps through its investments in the underlying portfolios. The portfolio also may, but is not required to, invest in derivative instruments such as futures contracts for a variety of purposes, including as a means to manage equity and fixed income exposure (including for purposes of complying with the risk management framework) without having to purchase or sell underlying portfolios and to increase the portfolio’s return as a non-hedging strategy that may be considered speculative. For example, when the level of market volatility is increasing, the sub-adviser may limit the portfolio’s equity exposure by shorting or selling long futures positions on an index. It is anticipated that any derivatives usage by the portfolio would primarily involve the use of exchange-traded equity index, U.S. Treasury and currency futures, but the portfolio also could utilize other types of derivatives. The use of derivatives may be deemed to involve the use of leverage because the portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price and because the portfolio’s use of derivative instruments may result in its exposure exceeding 100% of portfolio value. The portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin for the portfolio’s obligations under derivatives transactions.
The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica JPMorgan Asset Allocation – Moderate VP: The portfolio’s sub-adviser, J.P. Morgan Investment Management Inc. (the “sub-adviser”), seeks to achieve the portfolio’s investment objective by investing its assets in a broad mix of underlying Transamerica funds (“underlying portfolios”).
The portfolio expects to allocate its assets among underlying portfolios with the goal of achieving exposure targets over time of approximately 50% of its net assets in equities, which may include stocks and real estate securities, and approximately 50% of its net assets in fixed income, which may include bonds, cash equivalents and other debt securities. The actual percentage allocations at any time may vary. The sub-adviser may increase equity exposure to approximately 70% of net assets or may decrease equity exposure to approximately 15%, and may increase fixed income exposure to approximately 85% of net assets or may decrease fixed income exposure to approximately 30% of net assets, subject to the portfolio’s multi-factor risk management framework. The risk management framework incorporates quantitative models and signals. Under this framework, the portfolio’s maximum equity exposure may be limited in response to individual asset class momentum signals and a portfolio level volatility signal. Notwithstanding the portfolio’s equity target and any maximum equity exposure limit imposed under the risk management framework, the sub-adviser may elect to allocate fewer assets to equities and more assets to fixed income when it believes it is advisable to do so. The portfolio may not achieve its stated asset mix goal.
In seeking to achieve the investment objective of the portfolio, the sub-adviser employs an investment process consisting of four integrated components: strategic asset allocation, underlying strategy and portfolio selection, active asset allocation and the multifactor risk management framework. For the first three components, the sub-adviser’s portfolio management team draws on the analysis produced by dedicated research and strategy teams who support the investment process by generating qualitative and quantitative research and insights on the underlying portfolios TAM has designated as available for investment by the portfolio. For the fourth component, the portfolio management team draws on the output of its multi-factor risk management framework, which is a quantitative driven process that makes asset class allocation recommendations and may impose a maximum equity exposure limit and require equity exposure reductions based on a set of individual asset class momentum signals and a portfolio level volatility signal.
As part of its investment process, the sub-adviser selects underlying equity and fixed income portfolios to invest in from the underlying portfolios TAM has designated as available for investment by the portfolio and rebalances the portfolio’s assets among the selected underlying portfolios. (See the “List and Description of Underlying Portfolios” section of the prospectus.) The underlying portfolios include portfolios sub-advised by the sub-adviser. Consistent with the portfolio’s objective and strategies, the sub-adviser is permitted to invest any portion of the portfolio’s assets in underlying portfolios which it sub-advises. When choosing among potential underlying portfolios the sub-adviser faces a conflict of interest, because it will receive additional fees when it selects underlying portfolios for which it also acts as sub-adviser. For more information on the sub-adviser’s conflicts of interest, see Appendix B – “Portfolio Managers” to the SAI.
Exposure to high yield bonds (commonly known as “junk bonds”) and floating rate loans together generally will not exceed 10% of the portfolio’s net assets. Junk bonds are high-risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the portfolio’s sub-adviser).
Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio’s ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.
It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time. The portfolio may be a significant shareholder in certain underlying portfolios.
The portfolio may have exposure to derivatives instruments, such as options, futures or forward contracts and swaps through its investments in the underlying portfolios. The portfolio also may, but is not required to, invest in derivative instruments such as futures contracts for a variety of purposes, including as a means to manage equity and fixed income exposure (including for purposes of complying with the risk management framework) without having to purchase or sell underlying portfolios and to increase the portfolio’s return as a non-hedging strategy that may be considered speculative. For example, when the level of market volatility is increasing, the sub-adviser may limit the portfolio’s equity exposure by shorting or selling long futures positions on an index. It is anticipated that any derivatives usage by the portfolio would primarily involve the use of exchange-traded equity index, U.S. Treasury and currency futures, but the portfolio also could utilize other types of derivatives. The use of derivatives may be deemed to involve the use of leverage because the portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price and because the portfolio’s use of derivative instruments may result in its exposure exceeding 100% of portfolio value. The portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin for the portfolio’s obligations under derivatives transactions.
The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica JPMorgan Core Bond VP: The portfolio’s sub-adviser, J.P. Morgan Investment Management Inc. (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of the portfolio’s net assets (plus the amount of borrowings, if any, for investment purposes) in bonds, including (without limitation):
•	U.S. government securities, including Treasury obligations and government sponsored enterprises such as Fannie Mae, Ginnie Mae, Freddie Mac and securities issued by other government agencies and instrumentalities
•	Medium- to high-quality corporate bonds
•	Mortgage-backed securities, including U.S. agency and non-agency pass through and collateralized mortgage obligations (“CMOs”)
•	Asset-backed securities
•	Commercial-mortgage backed securities (“CMBS”)
Generally, such bonds will have intermediate to long maturities.
To a lesser extent it may invest in:
•	U.S. dollar-denominated foreign bonds
•	Short-term securities, including agency discount notes, commercial paper and money market funds
The portfolio may invest in bonds and other debt securities that are rated in the lowest investment grade category (commonly known as “junk” bonds). The portfolio’s average weighted maturity will ordinarily range between four and 12 years, although the portfolio may shorten its average weighted maturity if deemed appropriate for temporary defensive purposes. Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual bonds in the portfolio calculated so as to count most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of the portfolio’s sensitivity to changes in interest rates. Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect. Mortgage-related securities are subject to prepayment of principal, which can shorten the average weighted maturity of the portfolio’s portfolio. Therefore, in the case of the portfolio, which may hold mortgage-backed securities, its average weighted maturity is equivalent to its weighted average life. Weighted average life is the average weighted maturity of the cash flows in the securities held by the portfolio given certain prepayment assumptions.
The sub-adviser analyzes four major factors in managing and constructing the portfolio’s portfolio: duration, market sector, maturity concentrations and individual securities. The sub-adviser looks for market sectors and individual securities that it believes will perform well over time. The sub-adviser is value oriented and selects individuals securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the portfolio can invest. The portfolio may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The portfolio may use derivatives as a substitute for various investments, to alter the investments characteristics of the portfolio, for risk management and/or to increase income or gain to the portfolio.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica JPMorgan Enhanced Index VP: The portfolio’s sub-adviser, J.P. Morgan Investment Management Inc. (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of large- and medium-capitalization U.S. companies. The portfolio may invest in foreign companies.

Within each industry, the portfolio’s sub-adviser may modestly overweight stocks that it views as undervalued or fairly valued while modestly underweighting or not holding stocks that it views as overvalued. The sub-adviser employs a three-step process in valuing stocks:
•	Research – The sub-adviser takes an in-depth look at company prospects over a relatively long period rather than focusing on near-term expectations. The research goal is to provide insight into a company’s real growth potential.
•	Valuation – The research findings allow the sub-adviser to rank the companies in each industry group according to their relative value. The greater a company’s estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team’s findings.
•	Stock Selection – The portfolio’s sub-adviser uses research and valuation rankings as a basis for choosing which stocks to buy and sell. In general, the sub-adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. This process results in an investment portfolio containing typically between 175 and 350 stocks. Along with attractive valuation, the sub-adviser often considers a number of other criteria, including:
•	High potential reward compared to potential risk
•	Temporary mispricings caused by market overreactions
The portfolio normally invests primarily in common stocks. During ordinary market conditions, the portfolio’s sub-adviser will keep the portfolio as fully invested as practicable in equity securities. The portfolio may invest up to 20% of its assets in short-term, fixed-income instruments including:
•	U.S. government securities
•	Bankers’ acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches or of the World Bank
•	Commercial paper and other short-term obligations of, and variable amount master demand notes and variable rate notes issued by, U.S. and foreign corporations
•	Repurchase agreements
•	Short-term bonds and notes with remaining maturities of 13 months or less
The portfolio may use index futures to equitize cash.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica JPMorgan International Moderate Growth VP: The portfolio’s sub-adviser, J.P. Morgan Investment Management Inc. (the “sub-adviser”), seeks to achieve the portfolio’s investment objective by investing its assets in a broad mix of underlying Transamerica funds (“underlying portfolios”).
The portfolio expects to allocate its investments in underlying portfolios with the goal of achieving exposure targets over time of approximately 70% of its net assets in equity securities and approximately 30% of its net assets in fixed income securities with approximately 5% of its net assets in equity and fixed-income securities of issuers in emerging markets. The actual percentage allocations at any time may vary. The portfolio will generally have exposure to issuers located in at least three different countries outside the U.S. The sub-adviser may increase its international developed markets equity exposure to approximately 90% of the portfolio’s net assets or decrease its international developed markets equity exposure to approximately 30% of net assets, and may increase fixed income exposure to approximately 70% of net assets or may decrease fixed income exposure to approximately 10% of net assets, subject to the portfolio’s multi-factor risk management framework. The risk management framework incorporates quantitative models and signals. Under this framework, the portfolio’s maximum equity exposure may be limited in response to individual asset class momentum signals and a portfolio level volatility signal. Notwithstanding the portfolio’s equity target and any maximum equity exposure limit imposed under the risk management framework, the sub-adviser may elect to allocate fewer assets to equities and more assets to fixed income when it believes it is advisable to do so. The portfolio may not achieve its stated asset mix goal.
In seeking to achieve the investment objective of the portfolio, the sub-adviser employs an investment process consisting of four integrated components: strategic asset allocation, underlying strategy and portfolio selection, active asset allocation and the multifactor risk management framework. For the first three components, the sub-adviser’s portfolio management team draws on the analysis produced by dedicated research and strategy teams who support the investment process by generating qualitative and quantitative research and insights on the underlying portfolios TAM has designated as available for investment by the portfolio. For the fourth component, the portfolio management team draws on the output of its multi-factor risk management framework, which is a quantitative driven process that makes asset class allocation recommendations and may impose a maximum equity exposure limit and require equity exposure reductions based on a set of individual asset class momentum signals and a portfolio level volatility signal.

As part of its investment process, the sub-adviser selects underlying equity and fixed income portfolios to invest in from the underlying portfolios TAM has designated as available for investment by the portfolio and rebalances the portfolio’s assets among the selected underlying portfolios. (See the “List and Description of Underlying Portfolios” section of the prospectus.) The underlying portfolios include portfolios sub-advised by the sub-adviser. Consistent with the portfolio’s objective and strategies, the sub-adviser is permitted to invest any portion of the portfolio’s assets in underlying portfolios which it sub-advises. When choosing among potential underlying portfolios the sub-adviser faces a conflict of interest, because it will receive additional fees when it selects underlying portfolios for which it also acts as sub-adviser. For more information on the sub-adviser’s conflicts of interest, see Appendix B – “Portfolio Managers” to the SAI.
Exposure to high yield bonds (commonly known as “junk bonds”) and floating rate loans together generally will not exceed 10% of the portfolio’s net assets. Junk bonds are high-risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the portfolio’s sub-adviser).
Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio’s ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.
It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time. The portfolio may be a significant shareholder in certain underlying portfolios.
The portfolio may have exposure to derivatives instruments, such as options, futures or forward contracts and swaps through its investments in the underlying portfolios. The portfolio also may, but is not required to, invest in derivative instruments such as futures contracts for a variety of purposes, including as a means to manage equity and fixed income exposure (including for purposes of complying with the risk management framework) without having to purchase or sell underlying portfolios and to increase the portfolio’s return as a non-hedging strategy that may be considered speculative. For example, when the level of market volatility is increasing, the sub-adviser may limit the portfolio’s equity exposure by shorting or selling long futures positions on an index. It is anticipated that any derivatives usage by the portfolio would primarily involve the use of exchange-traded equity index, U.S. Treasury and currency futures, but the portfolio also could utilize other types of derivatives. The use of derivatives may be deemed to involve the use of leverage because the portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price and because the portfolio’s use of derivative instruments may result in its exposure exceeding 100% of portfolio value. The portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin for the portfolio’s obligations under derivatives transactions.
The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica JPMorgan Mid Cap Value VP: The portfolio’s sub-adviser, J.P. Morgan Investment Management Inc. (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of mid cap companies. Mid cap companies are companies with market capitalizations equal to those within the universe of the Russell Midcap® Value Index and/or between $1 billion and $20 billion at the time of purchase. As of the date of the last reconstitution of the Russell Midcap® Value Index on June 23, 2017, the market capitalizations of the companies in the index ranged from $1.70 billion to $31.28 billion.
The portfolio will normally only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The portfolio may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities, which may take the form of depositary receipts.
The sub-adviser may use derivatives to hedge various market risks or to increase the portfolio’s income. The portfolio may also invest in master limited partnerships, although their use will not be a principal investment strategy. The portfolio may invest up to 15% of its net assets in real estate investment trusts (“REITs”). Maximum weightings in any sector are double that of the benchmark or 25%, whichever is greater.

The sub-adviser may use derivatives, including futures contracts, covered call options, options on futures contracts and stock index futures and options, for the purpose of remaining fully invested, equitizing cash, reducing transaction costs or managing interest rate risk.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica JPMorgan Tactical Allocation VP: The portfolio’s sub-adviser, J.P. Morgan Investment Management Inc. (the “sub-adviser”), seeks to achieve the portfolio’s objective by allocating, under normal circumstances, substantially all of the portfolio’s assets to a mix of asset classes and related futures contracts. Generally, the portfolio’s long-term, strategic asset allocation is expected to be as follows: 25% of portfolio net assets in global equity securities and 75% of portfolio net assets in fixed income securities. The portfolio will primarily hold separate equity and fixed income securities as well as up to a maximum of 10% of net assets allocated to mutual funds advised by the sub-adviser.
In addition to the strategic asset allocation, the portfolio utilizes a risk-controlled tactical asset allocation strategy designed to generate additional return by over/underweighting asset classes that the sub-adviser believes are poised to appreciate/depreciate. In implementing the tactical overlay, the portfolio has the ability to allocate assets as follows: 18% to 32% of portfolio net assets in global equity exposure and 68% to 82% of portfolio net assets in fixed income and cash exposure. The tactical asset allocation process incorporates a wide range of qualitative and quantitative inputs. Using these inputs, the sub-adviser’s investment teams assess the relative attractiveness of different asset classes around the world and determine the appropriate portfolio positions to reflect their views. The tactical positions are typically implemented by buying and selling futures contracts, but may also include the use of mutual funds and exchange traded funds (“ETFs”) to access markets that lack active futures contracts (e.g., emerging markets equity, high yield bonds, real estate investment trusts (“REITs”), emerging markets debt).
The combined position size for U.S. REITs and international REITs will not exceed 5% at time of purchase. The combined position size for emerging markets equity and emerging markets debt will not exceed 5% at time of purchase. The portfolio’s equity allocation may include small, medium or large capitalization companies. The portfolio’s fixed income allocation may include non-agency mortgage-backed securities.
Limitations on Investing in Other Investment Companies. The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including mutual funds. However, pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission to Transamerica Asset Management, Inc. and Transamerica Series Trust, the portfolio is permitted to invest in shares of other investment companies beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order.
The portfolio may invest its assets directly, or through ETFs, in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Legg Mason Dynamic Allocation – Balanced VP: Under normal circumstances, the portfolio’s sub-adviser, QS Investors, LLC (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing its assets in a combination of underlying exchange-traded funds (“ETFs”). These underlying ETFs are based on indexes and managed by unaffiliated investment advisers. The sub-adviser is responsible for implementation of the portfolio’s overall asset allocation and the Dynamic Risk Management strategy described below. Western Asset Management Company (“Western”) serves as a sub-sub-adviser to the portfolio and is responsible for the portfolio’s Event Risk Management strategy described below.
The portfolio seeks to achieve its objectives by investing in a range of asset classes combined with the multiple risk management strategies described below.
Target Allocation
The portfolio’s initial target allocation for long-term investments (the “Target Allocation”) will be 50% in equity ETFs and 50% in fixed income ETFs that are not money market funds (“fixed income ETFs”). While changes to the Target Allocation are not expected to be frequent or substantial, the portfolio’s Target Allocation may range from 45% of its net assets in equity ETFs and 55% of its net assets in fixed income ETFs to 55% of its net assets in equity ETFs and 45% of its net assets in fixed income ETFs as, in the sub-adviser’s opinion, market conditions warrant.

The underlying ETFs have a variety of investment focuses. The underlying equity ETFs include ETFs that are based on large cap U.S. equity, small cap U.S. equity and international equity indexes. The underlying fixed income ETFs include ETFs that are based on short/intermediate and long term fixed income indexes. The portfolio may invest in short-term defensive instruments (including Treasury bills, money market funds and cash) and enter into derivative transactions involving options and futures as a part of its risk management strategies.
Risk Management
The sub-adviser will allocate assets in its discretion to two risk management strategies in order to attempt to reduce downside volatility within the portfolio. These strategies are Dynamic Risk Management and Event Risk Management, as described below. Through both strategies, the portfolio gives up some of the potential for high total return that could be achieved if the portfolio were to follow its Target Allocation under positive market conditions. In exchange, these strategies are intended to result in less significant declines in the portfolio’s net asset value under negative market conditions. The portfolio’s net asset value will fluctuate, and the fluctuations may be sizable.
Dynamic Risk Management. The Dynamic Risk Management strategy will seek to reduce the portfolio’s market risk exposure and volatility under certain market conditions. As frequently as daily, the Dynamic Risk Management strategy may increase the portfolio’s exposure to short-term defensive instruments (including Treasury bills, money market funds and cash) in response to certain levels of negative market performance. At other times the Dynamic Risk Management strategy may decrease the portfolio’s exposure to short-term defensive instruments and increase its exposure to equity and long-term fixed income ETFs in order to return to the portfolio’s Target Allocation in response to certain levels of positive market performance. The maximum daily allocation to short-term defensive instruments will be 95% of the portfolio’s net assets.
In response to certain levels of negative market performance, the sub-adviser may deviate from the standard Target Allocation by increasing the portfolio’s exposure to short-term defensive instruments (“de-risking”) based on a formula that takes into account the portfolio’s current NAV, market volatility, and realized portfolio volatility. In order to implement the strategy in down markets, the sub-adviser will sell shares of equity and long-term fixed income ETFs and other liquid securities. In response to certain levels of positive market performance, the portfolio may purchase more equity and long-term fixed income ETFs (when the portfolio is not managed strictly according to the standard Target Allocation). The sub-adviser, in its discretion, will determine the levels and timing for Dynamic Risk Management.
The sub-adviser may from time to time make tactical increases or decreases to the portfolio’s investment in a particular asset class beyond the Target Allocation based on a broad range of market and economic trends and quantitative factors. The sub-adviser may also allow the relative weightings of the portfolio’s investments in asset classes to vary from its Target Allocation in response to the markets. When varying exposures among underlying ETFs, the sub-adviser will examine, among other things, relative values and prospects among the underlying ETFs’ asset classes. If the portfolio’s investments in equity ETFs or fixed income ETFs exceed its Target Allocation as a result of market appreciation or depreciation, the sub-adviser is not required to rebalance the portfolio back to the Target Allocation.
Event Risk Management. The Event Risk Management strategy will seek to reduce the impact to the portfolio of market declines during a short period of time caused by, for example, sudden and substantial movements in the equity markets, interest rates or credit spreads. The Event Risk Management strategy invests in options and futures that are expected to increase in value in the event of declines in the broad equity markets during a short period of time. The portfolio may invest up to 7% of its net assets, at the time of purchase, in premiums paid on options and/or initial margin on futures contracts. If the portfolio’s holdings in this strategy increase in value to over 7% of its net assets as a result of market movements, the portfolio will reduce, at least monthly, the amount of its assets invested in this strategy to no more than 7% of its net assets. The value of the portfolio’s assets invested in this strategy may become substantially higher than the value of the premiums paid or initial margin amounts on the instruments used to implement the strategy. If the value of the instruments in the Event Risk Management strategy declines after the portfolio has engaged in “de-risking,” the portfolio’s net asset value could decline even if the broader markets rise in value. Conversely, if the value of the instruments in the Event Risk Management strategy increases after the portfolio has engaged in “de-risking,” the portfolio’s net asset value could increase even if the broader markets fall in value.
Western’s views and outlook regarding potential unexpected market movements will determine the investments and strategies it employs in implementing the Event Risk Management strategy. During normal market conditions, the portfolio will implement the Event Risk Management strategy through investments in options, futures or other instruments. Since the Event Risk Management strategy seeks to primarily benefit from large and unexpected market movements by mitigating the negative impact of such movements, there may be times when the investment and transaction costs related to hedging will result in losses to the portfolio. The Event Risk Management strategy will be actively managed in an effort to reduce these costs when possible.
In implementing the Dynamic Risk Management strategy, the portfolio may have significant exposure to short-term defensive instruments, including Treasury bills, money market funds and cash. If the portfolio has a significant amount of exposure to short-term defensive investments, it may be more difficult for the portfolio to achieve high total returns.

Transamerica Legg Mason Dynamic Allocation – Growth VP: Under normal circumstances, the portfolio’s sub-adviser, QS Investors, LLC (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing its assets in a combination of underlying exchange-traded funds (“ETFs”). These underlying ETFs are based on indexes and managed by unaffiliated investment advisers. The sub-adviser is responsible for implementation of the portfolio’s overall asset allocation and the Dynamic Risk Management strategy described below. Western Asset Management Company (“Western”) serves as a sub-sub-adviser to the portfolio and is responsible for the portfolio’s Event Risk Management strategy described below.
The portfolio seeks to achieve its objectives by investing in a range of asset classes combined with the multiple risk management strategies described below.
Target Allocation
The portfolio’s initial target allocation for long-term investments (the “Target Allocation”) will be 70% in equity ETFs and 30% in fixed income ETFs that are not money market funds (“fixed income ETFs”). While changes to the Target Allocation are not expected to be frequent or substantial, the portfolio’s Target Allocation may range from 65% of its net assets in equity ETFs and 35% of its net assets in fixed income ETFs to 75% of its net assets in equity ETFs and 25% of its net assets in fixed income ETFs as, in the sub-adviser’s opinion, market conditions warrant.
The underlying ETFs have a variety of investment focuses. The underlying equity ETFs include ETFs that are based on large cap U.S. equity, small cap U.S. equity and international equity indexes. The underlying fixed income ETFs include ETFs that are based on short/intermediate and long term fixed income indexes. The portfolio may invest in short-term defensive instruments (including Treasury bills, money market funds and cash) and enter into derivative transactions involving options and futures as a part of its risk management strategies.
Risk Management
The sub-adviser will allocate assets in its discretion to two risk management strategies in order to attempt to reduce downside volatility within the portfolio. These strategies are Dynamic Risk Management and Event Risk Management, as described below. Through both strategies, the portfolio gives up some of the potential for high total return that could be achieved if the portfolio were to follow its Target Allocation under positive market conditions. In exchange, these strategies are intended to result in less significant declines in the portfolio’s net asset value under negative market conditions. The portfolio’s net asset value will fluctuate, and the fluctuations may be sizable.
Dynamic Risk Management. The Dynamic Risk Management strategy will seek to reduce the portfolio’s market risk exposure and volatility under certain market conditions. As frequently as daily, the Dynamic Risk Management strategy may increase the portfolio’s exposure to short-term defensive instruments (including Treasury bills, money market funds and cash) in response to certain levels of negative market performance. At other times the Dynamic Risk Management strategy may decrease the portfolio’s exposure to short-term defensive instruments and increase its exposure to equity and long-term fixed income ETFs in order to return to the portfolio’s Target Allocation in response to certain levels of positive market performance. The maximum daily allocation to short-term defensive instruments will be 95% of the portfolio’s net assets.
In response to certain levels of negative market performance, the sub-adviser may deviate from the standard Target Allocation by increasing the portfolio’s exposure to short-term defensive instruments (“de-risking”) based on a formula that takes into account the portfolio’s current NAV, market volatility, and realized portfolio volatility. In order to implement the strategy in down markets, the sub-adviser will sell shares of equity and long-term fixed income ETFs and other liquid securities. In response to certain levels of positive market performance, the portfolio may purchase more equity and long-term fixed income ETFs (when the portfolio is not managed strictly according to the standard Target Allocation). The sub-adviser, in its discretion, will determine the levels and timing for Dynamic Risk Management.
The sub-adviser may from time to time make tactical increases or decreases to the portfolio’s investment in a particular asset class beyond the Target Allocation based on a broad range of market and economic trends and quantitative factors. The sub-adviser may also allow the relative weightings of the portfolio’s investments in asset classes to vary from its Target Allocation in response to the markets. When varying exposures among underlying ETFs, the sub-adviser will examine, among other things, relative values and prospects among the underlying ETFs’ asset classes. If the portfolio’s investments in equity ETFs or fixed income ETFs exceed its Target Allocation as a result of market appreciation or depreciation, the sub-adviser is not required to rebalance the portfolio back to the Target Allocation.
Event Risk Management. The Event Risk Management strategy will seek to reduce the impact to the portfolio of market declines during a short period of time caused by, for example, sudden and substantial movements in the equity markets, interest rates or credit spreads. The Event Risk Management strategy invests in options and futures that are expected to increase in value in the event of declines in the broad equity markets during a short period of time. The portfolio may invest up to 10% of its net assets, at the time of purchase, in premiums paid on options and/or initial margin on futures contracts. If the portfolio’s holdings in this strategy increase in value to over 10% of its net assets as a result of market movements, the portfolio will reduce, at least monthly, the amount of its assets invested in this strategy to no more than 10% of its net assets. The value of the portfolio’s assets invested in this strategy may become substantially higher than the value of the premiums paid or initial margin amounts on the instruments used to implement the strategy. If the value of the instruments in the Event Risk Management strategy declines after the portfolio has engaged in “de-risking,” the portfolio’s net asset value could decline even if the broader markets rise in value. Conversely, if the value of the instruments in the Event Risk Management strategy increases after the portfolio has engaged in “de-risking,” the portfolio’s net asset value could increase even if the broader markets fall in value.
Western’s views and outlook regarding potential unexpected market movements will determine the investments and strategies it employs in implementing the Event Risk Management strategy. During normal market conditions, the portfolio will implement the Event Risk Management strategy through investments in options, futures or other instruments. Since the Event Risk Management strategy seeks to primarily benefit from large and unexpected market movements by mitigating the negative impact of such movements, there may be times when the investment and transaction costs related to hedging will result in losses to the portfolio. The Event Risk Management strategy will be actively managed in an effort to reduce these costs when possible.
In implementing the Dynamic Risk Management strategy, the portfolio may have significant exposure to short-term defensive instruments, including Treasury bills, money market funds and cash. If the portfolio has a significant amount of exposure to short-term defensive investments, it may be more difficult for the portfolio to achieve high total returns.
Transamerica Levin Large Cap Value VP: Under normal circumstances, the portfolio will invest at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of large cap companies. The portfolio considers large cap companies to be companies with capitalizations within the range of companies included in the Russell 1000® Value Index. As of December 31, 2017, the market capitalization range of the Russell 1000® Value Index was between approximately $1.1 billion and $489.0 billion. The portfolio’s sub-adviser, Levin Capital Strategies, L.P. (the “sub-adviser”), normally focuses primarily on companies with market capitalizations greater than $10 billion. The portfolio typically holds between 25 and 40 positions.
The portfolio will employ a value-oriented, contrarian approach and a bottom-up fundamental research process combining stock specific insight with a contra momentum discipline. Employing a contra momentum discipline is a practice through which the sub-adviser will seek to purchase securities trading lower than recent highs and at modest multiples of cash flow, reflecting low asset valuations and indicating that the securities may be undervalued. The sub-adviser emphasizes capital preservation, risk control and downside protection. The goal of the systematic evaluation is to identify and buy stocks that are undervalued but have an identifiable catalyst, such as a potentially profitable product in the issuer’s production pipeline, that has the potential to unlock value.
The portfolio will generally invest in companies across a variety of industries and sectors. Valuation is assessed on both a relative and absolute basis. The portfolio will invest primarily in common stock and depositary receipts. The portfolio may invest up to 20% of its assets in non-U.S. securities. The portfolio considers non-U.S. securities to include issuers organized or located outside the U.S. and trade primarily in a market located outside the U.S. The portfolio may invest up to 20% of its net assets in small and/or medium capitalization companies.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Madison Balanced Allocation VP: The portfolio’s sub-adviser, Madison Asset Management, LLC (the “sub-adviser”), seeks to achieve the portfolio’s investment objective by investing its assets primarily in shares of underlying mutual funds advised by the sub-adviser and Transamerica-managed mutual funds (the “underlying portfolios”). Although actual allocations may vary, the portfolio’s asset allocation among asset classes and is expected to be within the following ranges:
0% to 5%	money market funds;
29% to 70%	debt securities (e.g., bond funds and convertible bond funds);
0% to 5%	below-investment grade debt securities (e.g., high income funds);
30% to 66%	equity securities (e.g., U.S. stock funds);
0% to 15%	foreign securities (e.g., international stock and bond funds); and
0% to 5%	alternative asset classes (e.g., real estate investment trust funds, natural resources funds and precious metal funds).
Under normal circumstances, the portfolio’s allocation among underlying portfolios will be based on an asset allocation model developed by the sub-adviser. The sub-adviser may employ multiple analytical approaches to determine the appropriate asset allocation for the portfolio, including:
•	Asset allocation optimization analysis – This approach considers the covariance between asset class returns (the degree to which returns in different asset classes do not move together); and the portfolio’s aim to achieve a favorable overall risk profile for any targeted level of portfolio return.

•	Scenario analysis – This approach analyzes historical and expected return data to model how individual asset classes and combinations of asset classes would affect the portfolio under different economic and market conditions.
•	Fundamental analysis – This approach draws upon the sub-adviser’s equity and fixed income professionals to judge each asset class against current and forecasted market conditions. Economic, industry and security level research will be utilized to develop return and risk expectations that may influence asset class selection.
The portfolio’s allocation to high yield bonds will normally not exceed 5% of the portfolio’s assets. Under normal circumstances, the portfolio will, through its investments in underlying portfolios, hold at least 25% of its assets in non-convertible fixed-income securities.
The portfolio is subject to volatility constraints. Based on these constraints and the level of volatility of the equity markets, the sub-adviser may increase equity exposure to approximately 66% or may decrease equity exposure to approximately 30%. Notwithstanding the constraints, the sub-adviser may elect to allocate fewer assets to equity underlying portfolios when it believes it is advisable to do so. The constraints may result in the portfolio not achieving its stated asset mix goal.
Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio’s ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.
Limitations on Investing in Other Investment Companies. The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including mutual funds. However, pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission to Transamerica Asset Management, Inc. and Transamerica Series Trust, the portfolio is permitted to invest in shares of other investment companies beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order.
The portfolio may have exposure to derivatives instruments, such as options, futures or forward contracts and swaps through its investments in the underlying portfolios.
It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time. As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.
The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.
The sub-adviser may invest up to 10% of the portfolio’s assets in exchange-traded funds (“ETFs”) to gain exposure to asset classes or sectors not otherwise accessible through the underlying mutual funds in which the portfolio otherwise invests.
The portfolio may invest its assets directly, or through ETFs, in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Madison Conservative Allocation VP: The portfolio’s sub-adviser, Madison Asset Management, LLC (the “sub-adviser”), seeks to achieve the portfolio’s investment objective by investing its assets primarily in shares of underlying mutual funds advised by the sub-adviser and Transamerica-managed mutual funds (the “underlying portfolios”). Although actual allocations may vary, the portfolio’s asset allocation among asset classes is expected to be within the following ranges:
0% to 5%	money market funds;
39% to 90%	debt securities (e.g., bond funds and convertible bond funds);
0% to 5%	below-investment grade debt securities (e.g., high income funds);
10% to 46%	equity securities (e.g., U.S. stock funds);
0% to 11%	foreign securities (e.g., international stock and bond funds); and
0% to 5%	alternative asset classes (e.g., real estate investment trust funds, natural resources funds and precious metal funds).
Under normal circumstances, the portfolio’s allocation among underlying portfolios will be based on an asset allocation model developed by the sub-adviser. The sub-adviser may employ multiple analytical approaches to determine the appropriate asset allocation for the portfolio, including:

•	Asset allocation optimization analysis – This approach considers the covariance between asset class returns (the degree to which returns in different asset classes do not move together); and the portfolio’s aim to achieve a favorable overall risk profile for any targeted level of portfolio return.
•	Scenario analysis – This approach analyzes historical and expected return data to model how individual asset classes and combinations of asset classes would affect the portfolio under different economic and market conditions.
•	Fundamental analysis – This approach draws upon the sub-adviser’s equity and fixed income professionals to judge each asset class against current and forecasted market conditions. Economic, industry and security level research will be utilized to develop return and risk expectations that may influence asset class selection.
The portfolio’s allocation to high yield bonds will normally not exceed 5% of the portfolio’s assets.
The portfolio is subject to volatility constraints. Based on these constraints and the level of volatility of the equity markets, the sub-adviser may increase equity exposure to approximately 46% or may decrease equity exposure to approximately 10%. Notwithstanding the constraints, the sub-adviser may elect to allocate fewer assets to equity underlying portfolio when it believes it is advisable to do so. The constraints may result in the portfolio not achieving its stated asset mix goal.
Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio’s ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.
Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission to Transamerica Asset Management, Inc., the portfolio is permitted to invest in shares of other investment companies beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order.
The portfolio may have exposure to derivatives instruments, such as options, futures or forward contracts and swaps through its investments in the underlying portfolios.
It is not possible to predict the extent to which the portfolio will be invested in a particularly underlying portfolio at any time. As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.
The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.
The sub-adviser may invest up to 10% of the portfolio’s assets in exchange-traded funds (“ETFs”) to gain exposure to asset classes or sectors not otherwise accessible through the underlying mutual funds in which the portfolio otherwise invests.
The portfolio may invest its assets directly, or through ETFs, in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Madison Diversified Income VP: Under normal circumstances, the portfolio’s sub-adviser, Madison Asset Management, LLC (the “sub-adviser”), seeks to achieve the portfolio’s investment objective by investing its assets primarily in a broad mix of securities including bonds, U.S. stocks, foreign stocks, and money market instruments. Bonds, stock and cash components will vary, reflecting the portfolio managers’ judgments of the relative availability of attractively yielding and price stocks and bonds. Equity securities are chosen based on the size and growth potential of their dividends. Bonds (including investment grade and mortgage- or asset-backed) may constitute up to 100% of the portfolio’s assets. Stocks (common, preferred and convertible bonds) may constitute up to 42% of the portfolio’s assets. The portfolio does not intend to hold real estate or high yield securities.
The balance between the two strategies of the portfolio — i.e., fixed income investing and equity investing — is generally targeted at 60% fixed income and 40% equity, but is ultimately determined after reviewing the risks associated with each type of investment, with the goal of meaningful risk reduction as market conditions demand.
The portfolio may also invest in exchange traded funds (“ETFs”) that are registered investment companies and may also write (sell) covered call options, up to 5% of its assets when deemed appropriate by the portfolio managers, in order to generate additional income through the collection of option premiums.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Managed Risk – Balanced ETF VP: The portfolio’s sub-adviser, Milliman Financial Risk Management LLC (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing its assets primarily in a combination of underlying exchange traded funds (“ETFs”).
In seeking to achieve its investment objective, the portfolio follows these investment strategies:
•	Under normal circumstances, the portfolio will invest at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in ETFs. The portfolio expects to allocate substantially all of its assets among underlying ETFs that track the performance of a benchmark index to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio’s goal is to achieve a mix over time of approximately 50% of net assets in ETFs that invest primarily in equities (“equity ETFs”) and 50% of net assets in ETFs that invest primarily in fixed income securities (“fixed income ETFs”). These percentages may vary as market conditions change, based on the sub-adviser’s risk management calculations.
•	The portfolio employs a managed risk strategy in an effort to manage return volatility. The sub-adviser uses a proprietary model to forecast short term volatility, and adjusts the portfolio’s weightings if this short term volatility forecast is outside of a target range. The strategy also aims to reduce the impact of sustained market declines by reducing equity exposure as the portfolio moves farther down from recent peak levels, where the peak levels are dynamically adjusted. Based on this strategy, the level of volatility in equity and fixed income markets, changes in volatility, the level of interest rates, and drawdowns experienced by the portfolio, the sub-adviser may increase exposure to equity ETFs to approximately 70% of net assets or may decrease exposure to equity ETFs to approximately 25% of net assets and may increase exposure to fixed income ETFs to approximately 75% of net assets or may decrease exposure to fixed income ETFs to approximately 30% of net assets. This means at any time the portfolio’s asset mix may be significantly different than its stated asset mix goal.
•	The sub-adviser decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and other factors, such as historical performance and volatility in the equity and fixed income markets.
•	The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable outlook for achieving the portfolio’s investment objective.
•	Each underlying ETF has its own investment objective, principal investment strategies and investment risks.
It is not possible to predict the extent to which the portfolio will be invested in a particular underlying ETF at any time. The portfolio may also invest in institutional mutual funds. The portfolio may be a significant shareholder in certain underlying ETFs. The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval and without notice to investors.
The portfolio may invest its assets directly, or through ETFs, in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Managed Risk – Conservative ETF VP: The portfolio’s sub-adviser, Milliman Financial Risk Management LLC (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing its assets primarily in a combination of underlying exchange traded funds (“ETFs”).
In seeking to achieve its investment objective, the portfolio follows these investment strategies:
•	Under normal circumstances, the portfolio will invest at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in ETFs. The portfolio expects to allocate substantially all of its assets among underlying ETFs that track the performance of a benchmark index to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio’s goal is to achieve a mix over time of approximately 35% of its net assets in ETFs that invest primarily in equities (“equity ETFs”) and 65% of its net assets in ETFs that invest primarily in fixed income securities (“fixed income ETFs”). These percentages may vary as market conditions change, based on the sub-adviser’s risk management calculations.
•	The portfolio employs a managed risk strategy in an effort to manage return volatility. The sub-adviser uses a proprietary model to forecast short term volatility, and adjusts the portfolio’s weightings if this short term volatility forecast is outside of a target range. Based on this strategy, which takes into account, among other things, the level of volatility in equity and fixed income markets, changes in volatility, the level of interest rates, and drawdowns experienced by the portfolio, the sub-adviser may increase exposure to equity ETFs to approximately 50% of net assets or may decrease exposure to equity ETFs to approximately 15% of nets assets and may increase exposure to fixed income ETFs to approximately 85% of net assets or may decrease exposure to fixed income ETFs to approximately 50% of net assets. This means at any time the portfolio’s asset mix may be significantly different than its stated asset mix goal.
•	The sub-adviser decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and other factors, such as historical performance and volatility in the equity and fixed income markets.
•	The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable outlook for achieving the portfolio’s investment objective.
Each underlying ETF has its own investment objective, principal investment strategies and investment risks.
It is not possible to predict the extent to which the portfolio will be invested in a particular underlying ETF at any time. The portfolio may also invest in institutional mutual funds. The portfolio may be a significant shareholder in certain underlying ETFs. The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval and without notice to investors.
The portfolio may invest its assets directly, or through ETFs, in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Managed Risk – Growth ETF VP: The portfolio’s sub-adviser, Milliman Financial Risk Management LLC (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing its assets primarily in a combination of underlying exchange traded funds (“ETFs”).
In seeking to achieve its investment objective, the portfolio follows these investment strategies:
•	Under normal circumstances, the portfolio will invest at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in ETFs. The portfolio expects to allocate substantially all of its assets among underlying ETFs that track the performance of a benchmark index to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio’s goal is to achieve a mix over time of approximately 75% of net assets in ETFs that invest primarily in equities (“equity ETFs”) and 25% of net assets in ETFs that invest primarily in fixed income securities (“fixed income ETFs”). These percentages may vary as market conditions change, based on the sub-adviser’s risk management calculations.
•	The portfolio employs a managed risk strategy in an effort to manage return volatility. The sub-adviser uses a proprietary model to forecast short term volatility, and adjusts the portfolio’s weightings if this short term volatility forecast is outside of a target range. The strategy also aims to reduce the impact of sustained market declines by reducing equity exposure as the fund moves farther down from recent peak levels, where the peak levels are dynamically adjusted. Based on this strategy, the level of volatility in equity and fixed income markets, changes in volatility, the level of interest rates, and drawdowns experienced by the portfolio, the sub-adviser may increase exposure to equity ETFs to approximately 100% of net assets or may decrease exposure to equity ETFs to approximately 35% of net assets, and may increase exposure to fixed income ETFs to approximately 65% of net assets or may decrease exposure to fixed income ETFs to approximately 0% of net assets. This means at any time the portfolio’s asset mix may be significantly different than its states asset mix goal.
•	The sub-adviser decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and other factors, such as historical performance and volatility in the equity and fixed income markets.
•	The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable outlook for achieving the portfolio’s investment objective.
Each underlying ETF has its own investment objective, principal investment strategies and investment risks.
It is not possible to predict the extent to which the portfolio will be invested in a particular underlying ETF at any time. The portfolio may also invest in institutional mutual funds. The portfolio may be a significant shareholder in certain underlying ETFs. The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval and without notice to investors.
The portfolio may invest its assets directly, or through ETFs, in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Market Participation Strategy VP: The portfolio attempts to provide upside participation in the stock market when the stock market advances and to reduce declines in the portfolio’s value when the stock market declines.
The strategy is designed to provide upside equity participation while seeking to reduce downside risk over the course of a full market cycle. The portfolio will not invest directly in equity securities. The portfolio will gain equity exposure through investments in S&P 500® options and futures. The portfolio will also invest in U.S. Treasuries, U.S. agency bonds and bonds issued by supranational agencies.
The portfolio’s sub-adviser, Quantitative Management Associates LLC (the “sub-adviser”) will periodically rebalance the asset mix of U.S. Treasuries, U.S. agency bonds, bonds issued by supranational agencies and equity index options and futures to respond to changing market conditions and to achieve what it believes to be the optimal balance between risk and reward. When determining the allocation and when to rebalance, the sub-adviser will take into account, among other factors: interest rates, the portfolio’s equity exposure, the percentage of the portfolio invested in options, the current level of the S&P 500®, the volatility of S&P 500® options, bond and dividend yields, the delta of the portfolio’s options positions (which is a measure of the sensitivity of the portfolio’s option prices to changes in price of the S&P 500®), and time to maturity of the options. For example, the portfolio will normally be rebalanced in the event that equity exposure increases above 70% or declines below 10% of the portfolio’s net assets. The sub-adviser will also consider internal research generated by its asset allocation team when evaluating the relative attractiveness of stocks versus bonds.
There are no limitations on the amounts of the portfolio’s assets that may be invested in fixed income or equity investments.
The portfolio is non-diversified.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Morgan Stanley Capital Growth VP: The portfolio’s sub-adviser, Morgan Stanley Investment Management Inc. (the “sub-adviser”), under normal circumstances, seeks long-term capital growth by investing primarily in established and emerging companies with capitalizations within the range of companies included in the Russell 1000® Growth Index, which as of December 31, 2017, was between $388.9 million and $868.2 billion. The portfolio typically invests in a relatively small number of companies.
The portfolio may purchase and sell certain derivative instruments, such as options, future contracts, options on futures contracts or foreign currency, contracts for difference, swaps and structured investments, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks. Foreign currency option contracts may be used for hedging purposes or non-hedging purposes in pursuing the portfolio’s investment objective. In determining compliance with any percentage limitation or requirement regarding the use or investment of portfolio assets, the portfolio will take into account derivative or synthetic instruments or other positions that, in the judgment of the sub-adviser, have economic characteristics similar to the applicable category of investments.
The portfolio may invest in initial public offerings. The portfolio may also invest up to 10% of its assets in real estate investment trusts (“REITs”) and foreign real estate companies.
The portfolio may invest up to 25% of its net assets in securities of foreign issuers, including issuers located in emerging market or developing countries and securities classified as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), American Depositary Shares (“ADSs”) or Global Depositary Shares (“GDSs”), foreign U.S. dollar denominated securities that are traded on a U.S. exchange or local shares of non-U.S. issuers. The sub-adviser considers an issuer to be from a particular country if (i) its principal securities trading market is in that country; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country; or (iii) it is organized under the laws of, or has a principal office in, that country. By applying these tests, it is possible that a particular company could be deemed to be from more than one country. The securities in which the portfolio may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars. The portfolio’s equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, exchange-traded funds (“ETFs”), and other specialty securities having equity features.

The sub-adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. The sub-adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The sub-adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward. The sub-adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Multi-Managed Balanced VP: The portfolio has two sub-advisers. J.P. Morgan Investment Management Inc. (the “equity sub-adviser”) manages the equity component of the portfolio and Aegon USA Investment Management, LLC (the “fixed-income sub-adviser”) manages the fixed-income component of the portfolio.
The portfolio varies the percentage of assets invested in any one type of security in accordance with its sub-advisers’ interpretation of economic and market conditions, fiscal and monetary policy, and underlying securities values. Under normal circumstances, the portfolio invests approximately 60% of its net assets in equity securities and approximately 40% of its net assets in fixed-income securities (investing at least 25% of its net assets in fixed-income senior securities being those securities that rank above another security in the event of the company’s bankruptcy or liquidation). The portfolio's investment manager, Transamerica Asset Management, Inc., monitors the allocation of the portfolio's assets between the equity sub-adviser and the fixed-income sub-adviser and rebalances the allocation periodically to maintain these approximate allocations.
•	Equity component – The equity sub-adviser seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 80% of the equity component’s net assets in equity securities of large- and medium-capitalization U.S. companies. The portfolio may invest in foreign companies. The equity sub-adviser will normally keep the equity component as fully invested in equity securities as practicable. Industry by industry, the portfolio's weightings are generally similar to those of the S&P 500®. The equity sub-adviser normally does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500®. The equity sub-adviser may use stock index futures to equitize cash.
•	Fixed-income component – Under normal circumstances, the fixed-income component of the portfolio is invested primarily in investment grade debt securities, which may include: investment grade corporate debt securities, U.S. government obligations, mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities, and private residential mortgage-backed securities. The fixed-income component’s portfolio weighted average duration will typically range from 3 to 10 years.
The fixed-income sub-adviser may also invest the portfolio's assets in U.S. Treasury and agency securities, municipal bonds, asset-backed securities (including collateralized loan obligations (“CLO”s), collateralized bond obligations (“CBO”s) and collateralized debt obligations (“CDO”s)), commercial mortgage-backed securities (“CMBS”), high quality short-term debt obligations and repurchase agreements. The fixed-income sub-adviser’s investments for the portfolio may include debt securities of foreign issuers, including emerging market debt securities. The fixed-income sub-adviser may invest the portfolio's assets in securities that are denominated in U.S. dollars and in foreign currencies.
The portfolio may invest up to 10% of the fixed-income component’s net assets in emerging market debt securities and up to 10% of the fixed-income component’s net assets in high-yield debt securities (commonly referred to as “junk bonds”), but may invest no more than 15% of the fixed-income component’s net assets in emerging market debt securities and high-yield debt securities combined. Investment grade debt securities carry a rating of at least BBB from Standard & Poor’s or Fitch or Baa from Moody’s or are of comparable quality as determined by the portfolio's sub-adviser.
In managing the portfolio's fixed-income component, the fixed-income sub-adviser uses a combination of a global “top down” analysis of the macroeconomic and interest rate environment and proprietary “bottom up” research of corporate and government debt, and other debt instruments. In the fixed-income sub-adviser’s qualitative “top down” approach, the fixed-income sub-adviser analyzes various fundamental, technical, sentiment and valuation factors that affect the movement of markets and securities prices worldwide. In its proprietary “bottom up” research, the fixed-income sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, covenants, cash flows and, as applicable, collateral. The fixed-income sub-adviser uses this combined approach to determine sector, security, yield curve positioning, and duration positions for the portfolio.
The portfolio may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate, total return and credit default swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the portfolio's portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.

The portfolio may purchase securities on a when-issued, delayed delivery or forward commitment basis.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Multi-Manager Alternative Strategies VP: The portfolio seeks to achieve its investment objective by investing primarily in underlying Transamerica funds (“underlying Transamerica portfolios”).
Under normal circumstances, the portfolio expects to invest primarily in underlying Transamerica portfolios that use alternative investment strategies as their principal investment strategies and/or that invest primarily in alternative asset classes, which may include, but are not limited to:
•	Long-short and market-neutral strategies;
•	Tactical, strategic or dynamic investment strategies (bond and/or equity);
•	Arbitrage strategies;
•	Event driven strategies;
•	Real estate strategies;
•	Managed futures strategies;
•	Global macro strategies;
•	Commodities and/or natural resources and/or precious metals;
•	Foreign currency trading strategies; and/or
•	Non-core investments (such as micro-cap stocks, international small cap stocks, high yield credit, emerging markets equities and debt, Treasury Inflation-Protected Securities (TIPS), master limited partnerships (MLPs) and foreign bonds).
The portfolio may invest from time to time in underlying Transamerica portfolios that use traditional core investment strategies (e.g., invest in developed market equity securities or U.S. investment grade fixed income securities). The portfolio may also invest directly in U.S. government securities, short-term commercial paper and/or repurchase agreements.
In managing the portfolio of investments, Goldman Sachs Asset Management, L.P. (the “sub-adviser”) will develop a target asset allocation for the portfolio using quantitative and qualitative techniques and factors. The sub-adviser’s approach to asset allocation seeks to budget the portfolio’s long term investment risk exposure across risk factors, such as equity risk, interest rate risk, convexity/credit risk, emerging markets risk, commodities risk, equity style factor risk, time series momentum risk and active risk. An important component of the sub-adviser’s process is allocating risk across asset classes and strategies to increase diversification and, potentially, reduce volatility.
The sub-adviser may change the portfolio’s asset allocation at any time without notice to shareholders. The sub-adviser normally adjusts the portfolio’s strategic asset allocation as part of its tactical investment process in order to react to changes in the markets, the economic cycle and the macroeconomic environment. The portfolio’s portfolio positioning may therefore change over time based on the sub-adviser’s short- to medium-term market views on dislocations and attractive investment opportunities.
The portfolio’s investment manager, Transamerica Asset Management, Inc. (the “manager”) will, among other things, oversee and monitor the sub-adviser and will be solely responsible for selecting the underlying Transamerica portfolios among which the sub-adviser may allocate the portfolio’s assets and overseeing the management of the underlying Transamerica portfolios. Each underlying Transamerica portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying Transamerica portfolio decides which securities to purchase and sell for that underlying Transamerica portfolio. The portfolio’s ability to achieve its investment objective depends largely on the performance of the underlying Transamerica portfolio.
The sub-adviser may determine (in its sole discretion) that there are multiple underlying Transamerica portfolios pursuing an investment strategy or investing principally in an asset class represented in the sub-adviser’s target asset allocation; in those cases, the sub-adviser may allocate the portion of the portfolio’s assets allocated to that strategy or asset class equally among those underlying Transamerica portfolios using the risk budgeting approach described above.
The “Underlying Portfolios” section of the prospectus lists the underlying Transamerica portfolios currently available for investment by the portfolio and provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying Transamerica portfolios. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying Transamerica portfolio at any time, and the portfolio may be a significant shareholder in certain underlying Transamerica portfolios.

The sub-adviser may invest in index-based underlying exchange-traded funds (“underlying ETFs”) that it selects to gain exposure to asset classes, regions, countries, strategies or sectors that are a part of the sub-adviser’s asset allocation for the portfolio, but not otherwise accessible through available underlying Transamerica portfolios.
The portfolio may, but is not required to, invest directly in futures contracts as part of the sub-adviser’s tactical asset allocation and to express the sub-adviser’s short or medium-term investment views. The use of futures would generally be limited to exchange-traded developed market equity index and U.S. Treasury futures. The portfolio may also have exposure to derivatives instruments, such as options, futures or forward contracts and swaps through its investments in the underlying Transamerica portfolios and underlying ETFs.
The portfolio may invest without restriction as to issuer capitalization, country, market, currency, maturity or credit rating.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica PIMCO Tactical – Balanced VP: Under normal circumstances, the portfolio’s sub-adviser, Pacific Investment Management Company LLC (the “sub-adviser”) will invest the portfolio’s assets in a combination of equity securities, fixed income instruments, forwards and derivatives. “Fixed income instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.
The portfolio’s investments will be utilized, in part, to manage the portfolio’s overall volatility. For example, in a more volatile market environment, the sub-adviser may decrease long derivative positions in volatile assets or assume a short position through derivatives in such assets in an attempt to potentially reduce the portfolio’s volatility. Conversely, when market volatility is low, the sub-adviser may increase the portfolio’s equity exposure in order to increase volatility and the portfolio’s exposure to the market. Under normal conditions, the portfolio will seek to target an annualized volatility of approximately 10%, exclusive of hedging strategies that may further reduce volatility. There can be no assurance that investment decisions made in seeking to manage portfolio volatility will achieve the desired results.
On average, the portfolio will seek to target approximately 50% equity-related exposure, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements, including credit default swaps. However, the portfolio will normally adjust its overall equity exposure between 10% and 60% of its net assets in seeking to manage the portfolio’s volatility. The portfolio will typically seek to achieve exposure to U.S. large cap, U.S. small cap, and international equity sectors by investing in instruments including, but not limited to, futures contracts or swap agreements, options, common stock, preferred stock, and equity securities of real estate investment trusts.
Because equity derivative instruments may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, the remainder of the assets allocated to equities may be invested in fixed income securities or instruments. In addition, the portfolio will normally allocate another 50% to fixed income securities or instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements, including credit default swaps. The portfolio will invest primarily in investment grade debt securities, but may invest in high yield securities that are rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by the sub-adviser to be of comparable quality. The portfolio may hold up to 5% of its total assets in high yield securities. The portfolio may purchase and sell securities on a when issued, delayed delivery or forward commitment basis. The portfolio may enter into reverse repurchase agreements and sale-buyback transactions.
As part of its investment process, the sub-adviser will seek to reduce exposure to certain downside risks by implementing various hedging transactions. These hedging transactions seek to reduce the portfolio’s exposure to certain severe, unanticipated market events that could significantly detract from returns.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica PIMCO Tactical – Conservative VP: Under normal circumstances, the portfolio’s sub-adviser, Pacific Investment Management Company LLC (the “sub-adviser”) will invest the portfolio’s assets in a combination of equity securities, fixed income instruments, forwards and derivatives. “Fixed income instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.
The portfolio’s investments will be utilized, in part, to manage the portfolio’s overall volatility. For example, in a more volatile market environment, the sub-adviser may decrease long derivative positions in volatile assets or assume a short position through derivatives in such assets in an attempt to potentially reduce the portfolio’s volatility. Conversely, when market volatility is low, the sub-adviser may increase the portfolio’s equity exposure in order to increase volatility and the portfolio’s exposure to the market. Under normal conditions, the portfolio will seek to target an annualized volatility of approximately 8%, exclusive of hedging strategies that may further reduce volatility. There can be no assurance that investment decisions made in seeking to manage portfolio volatility will achieve the desired results.
On average, the portfolio will seek to target approximately 35% equity-related exposure, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements, including credit default swaps. However, the portfolio will normally adjust its overall equity exposure between 10% and 45% of its net assets in seeking to manage the portfolio’s volatility. The portfolio will typically seek to achieve exposure to U.S. large cap, U.S. small cap, and international equity sectors by investing in instruments including, but not limited to, futures contracts or swap agreements, options, common stock, preferred stock, and equity securities of real estate investment trusts.
Because equity derivative instruments may be purchased with a fraction of the assets that would be need to purchase the equity securities directly, the remainder of the assets allocated to equities may be invested in fixed income securities or instruments. In addition, the portfolio will normally allocate another 65% to fixed income securities or instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements, including credit default swaps. The portfolio will invest primarily in investment grade debt securities, but may invest in high yield securities that are rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”) or equivalently rated by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by the sub-adviser to be of comparable quality. The portfolio may hold up to 5% of its total assets in high yield securities. The portfolio may purchase and sell securities on a when issued, delayed delivery or forward commitment basis. The portfolio may enter into reverse repurchase agreements and sale-buyback transactions.
As part of its investment process, the sub-adviser will seek to reduce exposure to certain downside risks by implementing various hedging transactions. These hedging transactions seek to reduce the portfolio’s exposure to certain severe, unanticipated market events that could significantly detract from returns.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica PIMCO Tactical – Growth VP: Under normal circumstances, the portfolio’s sub-adviser, Pacific Investment Management Company LLC (the “sub-adviser”) will invest the portfolio’s assets in a combination of equity securities, fixed income instruments, forwards and derivatives. “Fixed income instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.
The portfolio’s investments will be utilized, in part, to manage the portfolio’s overall volatility. For example, in a more volatile market environment, the sub-adviser may decrease long derivative positions in volatile assets or assume a short position through derivatives in such assets in an attempt to potentially reduce the portfolio’s volatility. Conversely, when market volatility is low, the sub-adviser may increase the portfolio’s equity exposure in order to increase volatility and the portfolio’s exposure to the market. Under normal conditions, the portfolio will seek to target an annualized volatility of approximately 12%, exclusive of hedging strategies that may further reduce volatility. There can be no assurance that investment decisions made in seeking to manage portfolio volatility will achieve the desired results.
On average, the portfolio will seek to target approximately 70% equity-related exposure, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements, including credit default swaps. However, the portfolio will normally adjust its overall equity exposure between 10% and 80% of its net assets in seeking to manage the portfolio’s volatility. The portfolio will typically seek to achieve exposure to U.S. large cap, U.S. small cap, and international equity sectors by investing in instruments including, but not limited to, futures contracts or swap agreements, options, common stock, preferred stock, and equity securities of real estate investment trusts.

Because equity derivative instruments may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, the remainder of the assets allocated to equities may be invested in fixed income securities or instruments. In addition, the portfolio will normally allocate another 30% to fixed income securities or instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements, including credit default swaps. The portfolio will invest primarily in investment grade debt securities, but may invest in high yield securities that are rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or if unrated, determined by the sub-adviser to be of comparable quality. The portfolio may hold up to 5% of its total assets in high yield securities. The portfolio may purchase and sell securities on a when issued, delayed delivery or forward commitment basis. The portfolio may enter into reverse repurchase agreements and sale-buyback transactions.
As part of its investment process, the sub-adviser will seek to reduce exposure to certain downside risks by implementing various hedging transactions. These hedging transactions seek to reduce the portfolio’s exposure to certain severe, unanticipated market events that could significantly detract from returns.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica PIMCO Total Return VP: The portfolio's sub-adviser, Pacific Investment Management Company LLC (the “sub-adviser”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 65% of the portfolio's total assets in fixed-income securities of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debts securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.
The average duration of the portfolio normally varies within two years (plus or minus) of the duration of the Bloomberg Barclays US Aggregate Bond Index, as calculated by the sub-adviser, which as of December 31, 2017, was 5.57 years.
The sub-adviser invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 20% of the total assets in high yield securities rated B or higher by Moody’s, Fitch, or S&P or, if unrated, determined by the sub-adviser to be of comparable quality (except that within such 20% limitation, the portfolio may invest in mortgage-related securities, rated below B) . The sub-adviser may invest up to 30% of the portfolio's total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means the portfolio may invest, together with any other investments denominated in foreign currencies, up to 30% of its total assets in such instruments). Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the portfolio's total assets. The portfolio may invest up to 10% of its total assets in preferred stock, convertible securities and other equity related securities. The portfolio may invest in to-be-announced pass-through mortgage securities, which settle on a delayed delivery basis. The portfolio may enter into reverse repurchase agreements and sale-buyback transactions.
The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage-or asset-backed securities. The portfolio may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica PineBridge Inflation Opportunities VP: The portfolio’s sub-adviser, PineBridge Investments LLC (the “sub-adviser”), seeks to achieve the portfolio’s investment objective by investing, under normal circumstances, at least 80% of the portfolio’s net assets (plus the amount of borrowings, if any, for investment purposes) in inflation-indexed fixed income securities issued by domestic and foreign governments (including those in emerging market countries), their agencies or instrumentalities, and corporations.
Inflation-indexed fixed income securities are structured to provide protection against the negative effects of inflation. The value of an inflation-indexed fixed income security’s principal or the interest income paid on the fixed income security is adjusted to track changes in an official inflation measure, usually the Consumer Price Index for Urban Consumers (“CPI-U”) with respect to domestic issuers.
The portfolio may also invest in debt securities that are not inflation-indexed, including but not limited to securities issued or guaranteed by national governments, their agencies, instrumentalities, and political sub-divisions, securities of supranational organizations such as bonds, corporate debt securities, adjustable rate bonds, floating rate bonds, principal only bonds, Eurobonds, Eurodollar bonds and Yankee dollar instruments, zero coupon bonds, convertible notes, commercial paper, and commercial mortgage-backed and mortgage-backed and asset-backed securities. The portfolio may invest in securities of any maturity and does not have a target average duration. The portfolio also may invest in money market instruments (including repurchase agreements) with remaining maturities of one year or less, as well as cash and cash equivalents. The portfolio may also invest in hybrid instruments.
The portfolio invests primarily in investment grade securities rated Baa3 or higher by Moody’s Investors Service, Inc. or equivalently by Standard & Poor’s Corporation or Fitch Inc., or, if unrated, determined by the sub-adviser to be of comparable quality, but may also invest in high yield securities (often referred to as “junk bonds”) rated below investment grade. The portfolio also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign and emerging market issuers. The portfolio may invest no more than 10% of its assets in high yield securities and emerging markets securities combined.
The portfolio may invest, without limitation, in derivative instruments, such as options, currency forwards, futures contracts or swaps, subject to applicable law and other restrictions described in the portfolio’s prospectus or SAI. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica ProFund UltraBear VP: The portfolio seeks investment results for a single day only, not for longer periods. This means that the return of the portfolio for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice the inverse (-2x) of the return of the “Index” for that period. For periods longer than a single day, the portfolio will lose money when the level of the Index is flat, and it is possible that the portfolio will lose money even if the level of the Index falls. Longer holding periods, higher index volatility, inverse exposure and greater leverage each exacerbate the impact of compounding on an investor’s returns.In periods of higher market volatility, the volatility of the benchmark may be at least as important to the portfolio’s return for the period as the return of the benchmark.
The portfolio invests in derivatives that the portfolio’s sub-adviser, ProFund Advisors LLC (the “sub-adviser”), believes, in combination, should have similar daily return characteristics as twice the inverse (-2x) of the daily return of the S&P 500® (the “Index”). Cash balances arising from the use of derivatives will typically be held in money market instruments.
The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted market capitalization weighted index of 500 U.S. operating companies and real estate investment trusts selected through a mechanical process that factors in criteria such as liquidity, price, market capitalization and financial viability. As of December 31, 2017, the Index included companies with capitalizations between $2.7 billion and $8.69 billion. The average capitalization of the companies comprising the Index was approximately $47.4 billion.
The portfolio is different from most funds in that it seeks inverse leveraged returns relative to the Index and only on a daily basis. The portfolio is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the portfolio may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively manage their investments, as frequently as daily.

The portfolio is part of the insurer’s investment strategy to deliver the return promised by the insurance contracts and is only available as an investment option when certain benefits are selected by the investor. The portfolio is intended to limit the volatility of an investor’s overall portfolio, limit the investor’s downside and contribute to more consistent overall investment returns. An investment in the portfolio will also have the effect of limiting the overall portfolio’s potential upside. Consistent returns and limits on volatility are intended to reduce the insurer’s cost of providing certain benefits selected by the investor. The portfolio may not perform as intended.
Derivatives – The portfolio invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds or funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The portfolio invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. These derivatives principally include:
•	Swap Agreements – Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.
•	Futures Contracts – Standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.
Money Market Instruments – The portfolio invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:
•	U.S. Treasury Bills– U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
•	Repurchase Agreements– Contracts in which a seller of securities, usually U.S. government securities or other “highly liquid securities”, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the portfolio as a short-term investment vehicle for cash positions.
The sub-adviser uses a mathematical approach to investing. Using this approach, the sub-adviser determines the type, quantity and mix of investment positions that the portfolio should hold to approximate, on a daily basis, the performance of twice the inverse (-2x) of the Index. The portfolio may gain inverse exposure to only a representative sample of the securities in the Index, or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the inverse of the Index. The sub-adviser does not invest the assets of the portfolio in securities or derivatives based on the sub-adviser’s view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis, or forecast market movement or trends, in managing the assets of the portfolio. The portfolio seeks to remain fully invested at all times in securities and/or derivatives that, in combination, provide inverse leveraged exposure to the Index without regard to market conditions, trends or direction.
On a daily basis, the portfolio will seek to position its portfolio so that its exposure to the Index is consistent with the portfolio’s investment objective. The Index’s movements during the day will affect whether the portfolio’s holdings need to be re-positioned. For example, if the Index has risen on a given day, net assets of the portfolio should fall. As a result, the portfolio’s inverse exposure will need to be decreased. Conversely, if the portfolio’s Index has fallen on a given day, net assets of the portfolio should rise. As a result, the portfolio’s inverse exposure will need to be increased.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the portfolio for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from twice the inverse (-2x) of the return of the Index over the same period. The portfolio will lose money if the level of the Index is flat, and it is possible that the portfolio will lose money even if the level of the Index falls, as a result of daily rebalancing, the Index’s volatility and the effects of compounding.
The portfolio will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.
The portfolio is non-diversified.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. The portfolio does not take temporary defensive positions. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica QS Investors Active Asset Allocation – Conservative VP: The portfolio’s sub-adviser, QS Investors, LLC (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing its assets primarily in a combination of underlying exchange traded funds (“ETFs”).

Under normal circumstances, the sub-adviser expects to allocate substantially all of the portfolio’s assets among underlying ETFs to achieve targeted exposure to domestic equities, international equities, domestic bonds, international bonds and foreign currency. The portfolio’s current target allocation for long-term investments is approximately 35% of its net assets in ETFs that invest primarily in global equities (“equity ETFs”) and approximately 65% of its net assets in ETFs that invest primarily in U.S. fixed income securities (“fixed income ETFs”). In response to current market conditions, the portfolio’s sub-adviser may tactically increase exposure to equity ETFs to approximately 50% of net assets or may decrease exposure to equity ETFs to approximately 20% of net assets, and may increase exposure to fixed income ETFs to approximately 80% of net assets or may decrease exposure to fixed income ETFs to approximately 50% of net assets. This means at any time the portfolio’s asset mix may be significantly different than the target allocation.
The sub-adviser will implement a “Dynamic Risk Management” strategy which seeks to reduce the portfolio’s market risk exposure and volatility under certain market conditions. Through the strategy, the portfolio gives up some of the potential for high total return that could be achieved if the portfolio were to follow its target allocation under positive market conditions. In exchange, the strategy is intended to result in less significant declines in the portfolio’s net asset value (“NAV”) under negative market conditions. The portfolio’s NAV will fluctuate, and the fluctuations may be sizeable.
As frequently as daily, in response to certain levels of negative equity performance, the Dynamic Risk Management strategy may vary the portfolio’s allocation substantially from the target allocation and may increase the portfolio’s exposure to short-term defensive instruments (including Treasury bills, money market funds and cash) based on a formula that takes into account the current value of the equity portion of the portfolio, the equity portion’s underlying volatility and the implied volatility in the market. At other times the Dynamic Risk Management strategy may decrease the portfolio’s exposure to short-term defensive instruments and fixed income ETFs and increase its exposure to equity ETFs in response to certain levels of positive equity performance. The sub-adviser, in its discretion, will determine the levels and timing for Dynamic Risk Management.
The portfolio utilizes a systematic asset allocation strategy, which makes short-term adjustments to the portfolio’s asset mix utilizing the sub-adviser’s research on dynamic allocation strategies, in an effort to better trade-off risk and return as market conditions change. Further, the sub-adviser believes that a greater focus on short-term dynamics can improve the distribution of returns through lower volatility and reduction of the risk posed by sudden shifts in market sentiment that can have a substantial impact on the return of a portfolio. The portfolio’s asset allocation exposures are expected to be implemented and adjusted through transactions in ETFs. The sub-adviser decides how much of the portfolio’s assets to allocate each underlying ETF based on what it considers to be prudent diversification principles and other factors, such as historical performance and volatility in the equity markets.
In implementing the Dynamic Risk Management strategy, the portfolio may have significant exposure to short-term defensive instruments. If the portfolio has a significant amount of exposure to short-term defensive investments, it may be more difficult for the portfolio to achieve its objective.
Each underlying ETF has its own investment objective, principal investment strategies and investment risks. The portfolio may have exposure to derivatives instruments, such as options, futures or forward contracts and swaps through its ETF investments.
It is not possible to predict the extent to which the portfolio will be invested in a particular underlying ETF at any time. The portfolio may also invest in the institutional mutual fund share class of the equivalent ETFs. The portfolio may be a significant shareholder in certain underlying ETFs. The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval and without notice to investors.
The portfolio may invest its assets directly, or through ETFs, in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica QS Investors Active Asset Allocation – Moderate Growth VP: The portfolio’s sub-adviser, QS Investors, LLC (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing its assets primarily in a combination of underlying exchange traded funds (“ETFs”).
Under normal circumstances, the sub-adviser expects to allocate substantially all of the portfolio’s assets among underlying ETFs to achieve targeted exposure to domestic equities, international equities, domestic bonds, international bonds and foreign currency. The portfolio’s current target allocation for long-term investments is approximately 70% of net assets in ETFs that invest primarily in global equities (“equity ETFs”) and approximately 30% of net assets in ETFs that invest primarily in U.S. fixed income securities (“fixed income ETFs”). In response to current market conditions, the portfolio’s sub-adviser may tactically increase exposure to equity

ETFs to approximately 95% of net assets or may decrease the exposure to equity ETFs to approximately 30% of net assets, and may increase exposure to fixed income ETFs to approximately 70% of net assets or may decrease exposure to fixed income ETFs to approximately 5% of net assets. This means at any time the portfolio’s asset mix may be significantly different than the target allocation.
The sub-adviser will implement a “Dynamic Risk Management” strategy which seeks to reduce the portfolio’s market risk exposure and volatility under certain market conditions. Through the strategy, the portfolio gives up some of the potential for high total return that could be achieved if the portfolio were to follow its target allocation under positive market conditions. In exchange, the strategy is intended to result in less significant declines in the portfolio’s net asset value (“NAV”) under negative market conditions. The portfolio’s NAV will fluctuate and the fluctuations may be sizeable.
As frequently as daily, in response to certain levels of negative equity performance, the Dynamic Risk Management strategy may vary the portfolio’s allocation substantially from the target allocation and may increase the portfolio’s exposure to short-term defensive instruments (including Treasury bills, money market funds and cash) based on a formula that takes into account the current value of the equity portion of the portfolio, the equity portion’s underlying volatility and the implied volatility in the market. At other times the Dynamic Risk Management strategy may decrease the portfolio’s exposure to short-term defensive instruments and fixed income ETFs and increase its exposure to equity ETFs in response to certain levels of positive equity performance. The sub-adviser, in its discretion, will determine the levels and timing for Dynamic Risk Management.
The portfolio utilizes a systematic asset allocation strategy, which makes short-term adjustments to the portfolio’s asset mix utilizing the sub-adviser’s research on dynamic allocation strategies, in an effort to better trade-off risk and return as market conditions change. Further, the sub-adviser believes that a greater focus on short-term dynamics can improve the distribution of returns through lower volatility and reduction of the risk posed by sudden shifts in market sentiment that can have a substantial impact on the return of a portfolio. The portfolio’s asset allocation exposures are expected to be implemented and adjusted through transactions in ETFs. The sub-adviser decides how much of the portfolio’s assets to allocate each underlying ETF based on what it considers to be prudent diversification principles and other factors, such as historical performance and volatility in the equity markets.
In implementing the Dynamic Risk Management strategy, the portfolio may have significant exposure to short-term defensive instruments. If the portfolio has a significant amount of exposure to short-term defensive investments, it may be more difficult for the portfolio to achieve its objective.
Each underlying ETF has its own investment objective, principal investment strategies and investment risks. The portfolio may have exposure to derivatives instruments, such as options, futures or forward contracts and swaps through its ETF investments.
It is not possible to predict the extent to which the portfolio will be invested in a particular underlying ETF at any time. The portfolio may also invest in the institutional mutual fund share class of the equivalent ETFs. The portfolio may be a significant shareholder in certain underlying ETFs. The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval and without notice to investors.
The portfolio may invest its assets directly, or through ETFs, in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica QS Investors Active Asset Allocation – Moderate VP: The portfolio’s sub-adviser, QS Investors, LLC (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing its assets primarily in a combination of underlying exchange traded funds (“ETFs”).
Under normal circumstances, the sub-adviser expects to allocate substantially all of the portfolio’s assets among underlying ETFs to achieve targeted exposure to domestic equities, international equities, domestic bonds, international bonds and foreign currency. The portfolio’s current target allocation for long-term investments is approximately 50% of net assets in ETFs that invest primarily in global equities (“equity ETFs”) and approximately 50% of net assets in ETFs that invest primarily in U.S. fixed income securities (“fixed income ETFs”). In response to current market conditions, the portfolio’s sub-adviser may tactically increase exposure equity ETFs to approximately 70% of net assets or may decrease exposure to equity ETFs to approximately 25% of net assets, and may increase exposure to fixed income ETFs to approximately 75% of net assets or may decrease exposure to fixed income ETFs to approximately 30% of net assets. This means at any time the portfolio’s asset mix may be significantly different than the target allocation.

The sub-adviser will implement a “Dynamic Risk Management” strategy which seeks to reduce the portfolio’s market risk exposure and volatility under certain market conditions. Through the strategy, the portfolio gives up some of the potential for high total return that could be achieved if the portfolio were to follow its target allocation under positive market conditions. In exchange, the strategy is intended to result in less significant declines in the portfolio’s net asset value (“NAV”) under negative market conditions. The portfolio’s NAV will fluctuate and the fluctuations may be sizeable.
As frequently as daily, in response to certain levels of negative equity performance, the Dynamic Risk Management strategy may vary the portfolio’s allocation substantially from the target allocation and may increase the portfolio’s exposure to short-term defensive instruments (including Treasury bills, money market funds and cash) based on a formula that takes into account the current value of the equity portion of the portfolio, the equity portion’s underlying volatility and the implied volatility in the market. At other times the Dynamic Risk Management strategy may decrease the portfolio’s exposure to short-term defensive instruments and fixed income ETFs and increase its exposure to equity ETFs in response to certain levels of positive equity performance. The sub-adviser, in its discretion, will determine the levels and timing for Dynamic Risk Management.
The portfolio utilizes a systematic asset allocation strategy, which makes short-term adjustments to the portfolio’s asset mix utilizing the sub-adviser’s research on dynamic allocation strategies, in an effort to better trade-off risk and return as market conditions change. Further, the sub-adviser believes that a greater focus on short-term dynamics can improve the distribution of returns through lower volatility and reduction of the risk posed by sudden shifts market sentiment that can have a substantial impact on the return of a portfolio. The portfolio’s asset allocation exposures are expected to be implemented and adjusted through transactions in ETFs. The sub-adviser decides how much of the portfolio’s assets to allocate each underlying ETF based on what it considers to be prudent diversification principles and other factors, such as historical performance and volatility in the equity markets.
In implementing the Dynamic Risk Management strategy, the portfolio may have significant exposure to short-term defensive instruments. If the portfolio has a significant amount of exposure to short-term defensive investments, it may be more difficult for the portfolio to achieve its objective.
Each underlying ETF has its own investment objective, principal investment strategies and investment risks. The portfolio may have exposure to derivatives instruments, such as options, futures or forward contracts and swaps through its ETF investments.
It is not possible to predict the extent to which the portfolio will be invested in a particular underlying ETF at any time. The portfolio may also invest in the institutional mutual fund share class of the equivalent ETFs. The portfolio may be a significant shareholder in certain underlying ETFs. The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval and without notice to investors.
The portfolio may invest its assets directly, or through ETFs, in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Small/Mid Cap Value VP: The portfolio’s sub-advisers, Systematic Financial Management, L.P. and Thompson, Siegel & Walmsley LLC (the “sub-advisers”), seek to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of the portfolio’s net assets (plus the amount of borrowings, if any, for investment purposes) in small- and mid-cap equity securities (U.S. equity securities, American Depository Receipts (“ADRs”) and foreign securities trading on U.S. markets).
The portfolio defines small- and mid-cap equities as companies whose market capitalization falls within the range of securities comprising the Russell 2000® Index and the Russell Midcap Index respectively, or within the range of the Russell 2500TM Index, whichever is broader at the time of purchase. Over time, the capitalizations of the companies in the index will change. As they do, the size of the companies in which the portfolio invests may change. As of December 31, 2017, the market capitalization range of securities comprising the Russell 2000® Index was between $23 million and $9.4 billion, the market capitalization range of securities comprising the Russell Midcap Index was between $568 million and $36.7 billion, and the market capitalization range of securities comprising the Russell 2500TM Index was between $23 million and $17.2 billion.
The portfolio emphasizes investments in common stocks. The portfolio generally will invest in small- and mid-cap equities. Thompson, Siegel & Walmsley LLC is the sub-adviser for the mid cap sleeve. In the mid-cap sleeve the sub-adviser seeks to invest in companies it believes present a value or potential worth that is not recognized by prevailing market prices or that have experienced some fundamental changes and are intrinsically undervalued by the investment community. The sub-adviser’s mid-cap value process uses a combination of quantitative and qualitative methods and is based on a four-factor valuation screen. Factors one and two of the screen attempt to assess a company’s discount to private market value relative to other mid-cap stocks. The third factor considers the relative earnings prospects of the company. The fourth factor involves looking at the company’s recent price action.

Systematic Financial Management, L.P. is the sub-adviser for the small cap sleeve. In the small-cap sleeve, the sub-adviser generally will invest in common stocks of companies with small capitalizations that are attractively valued and possess low price cash flow ratios or, in the case of certain financial stocks, low price/earnings ratios and/or low price/book ratios. The sub-adviser’s security selection process generally favors companies with strong operating cash flow, strong free cash flow, limited financial leverage and strong debt coverage. Trends in balance sheet items including inventories, accounts receivable, and payables are scrutinized as well. The sub-adviser also reviews the company’s products/services, market position, industry condition, financial and accounting policies and quality of management.
The portfolio’s investment methodology unifies what both sub-advisers deem to be the best attributes of quantitative screening and fundamental research in an integrated and repeatable process designed to outperform the Russell 2500TM Value Index over the long term. Therefore, under normal market conditions, cash and cash equivalents are generally less than 5% of the portfolio value.
The portfolio may invest up to 10% of its total assets in the securities of foreign issuers, including ADRs and foreign securities trading on U.S. markets. The portfolio may also invest in real estate investment trusts (“REITs”), and may invest up to 5% of its total assets in exchange traded funds (“ETFs”).
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica T. Rowe Price Small Cap VP: The portfolio’s sub-adviser, T. Rowe Price Associates, Inc. (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings, if any, for investment purposes) in small-cap growth companies.
Small-cap companies are currently defined by the sub-adviser as companies whose market capitalization falls within the range of companies in the Morgan Stanley Capital International U.S. Small Cap Growth Index (“MSCI U.S. Small Cap Growth Index”), which was approximately $78.8 million to $24.4 billion as of December 31, 2017, but the range will vary with market fluctuations. The market capitalization of the companies in the portfolios and the MSCI U.S. Small Cap Growth Index changes over time, and the portfolio will not sell a stock just because the company has grown to a market capitalization outside the range. Most of the stocks purchased by the portfolio will be in the size range described above. However, the portfolio may on occasion purchase a stock whose market capitalization exceeds the range.
The portfolio intends to be invested in a broadly diversified portfolio of securities and the top 25 holdings will not, under normal circumstances, constitute more than 50% of total assets. The sub-adviser believes this broad diversification should minimize the effects of individual security selection on portfolio performance.
The sub-adviser employs a number of quantitative models to help identify stocks that could be included in the portfolio. Based on these models and fundamental company research, the portfolio is constructed in a “bottom-up” manner so that the portfolio as a whole reflects characteristics the sub-adviser considers important, such as valuations (price/ earnings or price/book value ratios, for example) and projected earnings and sales growth rates, capital, allocation and earnings quality. The sub-adviser also considers portfolio risk characteristics in the process of portfolio construction. Sector allocations are generally in line with those of the MSCI U.S. Small Cap Growth Index, with occasional small overweights or underweights to a particular sector, and the portfolio may at times invest significantly in technology stocks. In building the investment models and adjusting them as needed, the portfolio draws on the sub-adviser’s experience in small-cap growth investing—quantitative and fundamental research, portfolio strategy, and trading.
While the portfolio normally invests principally in small-cap U.S. common stocks, the sub-adviser may, to a lesser extent, invest in foreign stocks (up to 10% of total assets) or exchange traded funds in pursuit of its investment objective. The portfolio may invest a portion of its assets in securities such as stock, fixed-income securities or convertible securities issued by real estate investment trusts (“REITs”). The portfolio may invest directly in REITs, including equity REITs, mortgage REITs and hybrid REITs. The portfolio may, but need not, invest in derivatives, including stock index futures and options to manage or hedge risk. The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.
The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Torray Concentrated Growth VP: Under normal circumstances, the portfolio’s sub-adviser, Torray LLC (the “sub-adviser”), will invest at least 80% of the portfolio’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of large capitalization companies with proven records of increasing earnings on a consistent and sustainable basis. The portfolio considers large capitalization companies to be those companies with market capitalizations of $5 billion or more at the time of purchase. Sustainable growth is a product of businesses generally characterized by durable competitive advantages, high returns on and efficient use of capital, low financial and operating volatility, high levels of recurring revenue and low exposure to cyclical trends. Companies are reviewed on a fundamental basis in the context of long-term secular themes.
The portfolio employs a concentrated approach, investing in 25 to 30 stocks, with a long-term orientation and a quality focus. Correlation of securities and underlying businesses is considered in an effort to minimize risk within the portfolio. Initial positions range from 2% to 3% of assets and may be increased over time to between 5% and 7%. Individual positions will not exceed 7%. Sector weights are independent of benchmarks, ranging from 0% to 35%, and cash is not employed in a tactical or strategic manner.
Risk control is an integral part of the sub-adviser’s process. In the context of security selection, the focus is on quality, which is defined as businesses demonstrating consistent financial and operating metrics through a full business cycle, high returns on capital, appropriate leverage and reasonable valuation. Risk control is also a primary part of portfolio construction. In order to achieve effective diversification, correlation among existing and prospective holdings is measured through multiple periods, assigning preference to issues exhibiting low correlation to the portfolio and among sectors. Excess (positive or negative) relative performance also initiates a review of a security by the sub-adviser.
Positions are reduced or sold if they exhibit excess valuation, reach sector or position limits, show increased business volatility, are replaced by higher conviction ideas or fail to fulfill the original investment thesis.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica TS&W International Equity VP: Under normal circumstances, the portfolio’s sub-adviser, Thompson, Siegel & Walmsley LLC (the “sub-adviser”), seeks to achieve its investment objective by investing at least 80% of the portfolio’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of foreign companies representing at least three countries other than the United States. The sub-adviser currently anticipates investing in at least 12 countries other than the United States. The sub-adviser will emphasize established companies in individual foreign markets and will attempt to stress companies and markets that it believes are undervalued. The portfolio expects capital growth to be the predominant component of its total return.
Generally, the portfolio will invest primarily in common stocks of companies listed on foreign securities exchanges, but it may also invest in depositary receipts including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipt (“EDRs”). Although the portfolio will emphasize larger, more seasoned or established companies, it may invest in companies of varying size as measured by assets, sales or market capitalization. The portfolio will invest primarily in securities of companies domiciled in developed countries, but may invest up to 10% of its assets in securities of companies in developing countries. It is expected that investments will be diversified throughout the world and within markets in an effort to minimize specific country and currency risks.
The sub-adviser employs a relative value process utilizing a combination of quantitative and qualitative methods based on a four-factor valuation screen designed to outperform the Morgan Stanley Capital International EAFE Index. The sub-adviser’s analysts also perform rigorous fundamental analysis. A portfolio composed of approximately 80-110 stocks is selected as a result of this process. The sub-adviser generally limits its investment universe to those companies with a minimum of three years of operating history. The sub-adviser employs a consistent sell discipline which includes a significant negative earnings revision, a stock being sold when the catalyst is no longer valid or another stock presents a more attractive opportunity.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica U.S. Equity Index VP: Under normal circumstances, the portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities listed in the S&P 500® Index (the “Index”). Under normal circumstances, however, the portfolio intends to invest substantially all of its assets in securities of companies included in the Index and close substitutes, including index futures contracts. The Index is a well-known stock market index that includes common stocks of approximately 500 companies from all major industries representing a significant portion of the market value of all common stocks publicly traded in the United States. Stocks in the Index are weighted according to their float adjusted capitalizations. The Index, which is constructed and maintained by S&P Dow Jones Indices LLC, is rebalanced each March, June, September and December, and is reconstituted on an as needed basis and on pre-determined dates as constituents change in size. The portfolio will concentrate (invest 25% or more of the value of its assets) in the securities of issuers having their principal business activities in the same industry if the Index is also concentrated in such industry.
The portfolio’s sub-adviser, SSGA Funds Management, Inc. (the “sub-adviser”), does not sub-advise the portfolio according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the sub-adviser utilizes a “passive” or “indexing” investment approach, seeking to provide investment results that, before expenses, correspond generally to the total return performance of the Index by employing a sampling strategy.
The sub-adviser seeks to replicate the returns of the Index by investing in the securities of the Index in approximately their Index weight. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, the portfolio may purchase a sample of stocks in the Index in proportions expected to replicate generally the performance of the Index as a whole. In addition, from time to time, stocks are added to or removed from the Index. The portfolio may sell stocks that are represented in the Index, or purchase stocks that are not yet represented in the Index, in anticipation of their removal from or addition to the Index.
The sub-adviser may at times purchase or sell futures contracts in lieu of investment directly in the stocks making up the Index. The sub-adviser might do so, for example, in order to increase the portfolio’s investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the sub-adviser might use futures to reduce its investment exposure to the Index in situations where it intends to sell a portion of the stocks in the portfolio but the sale has not yet been completed.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica WMC US Growth VP: The portfolio invests, under normal circumstances, at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in domestic common stocks. The portfolio invests primarily in common stocks of growth-oriented companies. Portfolio construction emphasizes stock specific risk while minimizing other sources of broad market risk. The goal is a portfolio whose relative performance is not dependent on the market environment.
The portfolio’s sub-adviser, Wellington Management Company LLP (the “sub-adviser”), employs a “bottom up” approach, using fundamental analysis to identify specific securities within industries or sectors for purchase or sale. A “bottom-up” approach evaluates individual companies in the context of broader market factors.
The sub-adviser’s stock selection process is derived from its observation that the quality and persistence of a company’s business is often not reflected in its current stock price. Central to the investment process is, fundamental research focused on uncovering companies with improving quality metrics, business momentum, and attractive relative valuations. The investment process is aided by a proprietary screening process that narrows the investment universe to companies that are consistent with the investment philosophy.
The initial investment universe is comprised of:
•	Securities held in the Russell 1000® Growth and S&P 500® Growth Indexes
•	Equity securities within the market-cap range of the index with historical or projected growth rates greater than the Russell 1000® Index median
•	Stocks that meet other growth criteria as determined by the team
Consistent with the portfolio’s objective and other policies, the portfolio may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The portfolio may invest up to 20% of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar denominated securities of foreign issuers).
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica WMC US Growth II VP: The portfolio invests, under normal circumstances, at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in domestic common stocks. The portfolio invests primarily in common stocks of growth-oriented companies. Portfolio construction emphasizes stock specific risk while minimizing other sources of broad market risk. The goal is a portfolio whose relative performance is not dependent on the market environment.
The portfolio’s sub-adviser, Wellington Management Company LLP (the “sub-adviser”), employs a “bottom up” approach, using fundamental analysis to identify specific securities within industries or sectors for purchase or sale. A “bottom-up” approach evaluates individual companies in the context of broader market factors.
The sub-adviser’s stock selection process is derived from its observation that the quality and persistence of a company’s business is often not reflected in its current stock price. Central to the investment process is fundamental research focused on uncovering companies with improving quality metrics, business momentum, and attractive relative valuations. The investment process is aided by a proprietary screening process that narrows the investment universe to companies that are consistent with the investment philosophy.
The initial investment universe is comprised of:
•	Securities held in the Russell 1000® Growth and S&P 500® Growth Indexes
•	Equity securities within the market-cap range of the index with historical or projected growth rates greater than the Russell 1000® Index median
•	Stocks that meet other growth criteria as determined by the team
Consistent with the portfolio’s objective and other policies, the portfolio may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The portfolio may invest up to 20% of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar denominated securities of foreign issuers).
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

More on the Risks of Investing in Each Portfolio

The value of your investment in a portfolio changes with the values of that portfolio’s investments. Many factors can affect those values. There is no guarantee that a portfolio will be able to achieve its investment objective. It is possible to lose money by investing in a portfolio. Each portfolio may be subject to risks other than those identified in this prospectus.
MORE ON PRINCIPAL RISKS:
The following provides additional information regarding the principal risks of investing in each portfolio.
Active Trading: Certain portfolios may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs.
Aggressive Investment: Certain portfolios’ investment strategies, techniques and/or portfolio investments may be considered aggressive. This approach to investing may expose a portfolio to additional risks, make the portfolio a more volatile investment than other mutual funds and cause the portfolio to perform less favorably than other mutual funds under similar market or economic conditions.
Arbitrage: Securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two or more securities may not perform as expected.
Asset Allocation: The Investment Manager or a sub-adviser may allocate a portfolio's assets among various asset classes and underlying portfolios. These allocations may be unsuccessful in maximizing a portfolio's return and/or avoiding investment losses, and may cause a portfolio to underperform.
Asset Class Variation: Certain portfolios may invest in underlying portfolios and/or ETFs. The underlying portfolios invest principally in the securities constituting their asset class (i.e., equity or fixed income). However, an underlying portfolio may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying portfolios at any given time, and the percentage of the portfolio's assets invested in various underlying portfolios, the portfolio's actual exposure to the securities in a particular asset class may vary substantially from its target allocation for that asset class.
Bank Obligations: To the extent a portfolio invests in bank obligations, the portfolio will be more susceptible to negative events affecting the banking industry. Banks are sensitive to changes in money market and general economic conditions. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability.
CFTC Regulation: The Investment Manager has registered as a “commodity pool operator” under the Commodity Exchange Act with respect to its service as investment manager to certain portfolios. The Investment Manager is therefore subject to dual regulation by the SEC and the Commodity Futures Trading Commission (“CFTC”), and is a member of the National Futures Association and is also subject to its rules. Regulation of commodity investing continues to change, and additional compliance and other expenses may be incurred.
China A–Shares: Certain portfolios may invest in equity securities of certain Chinese companies, referred to as China A-shares, through the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect program (collectively, the “Programs”). The Programs are securities trading and clearing linked programs between either Shanghai Stock Exchange or Shenzhen Stock Exchange, and the Stock Exchange of Hong Kong Limited, Hong Kong Securities Clearing Company Limited, and China Securities Depository and Clearing Corporation Limited, with an aim to achieve mutual stock market access between the People’s Republic of China (“China”) and Hong Kong. The Programs are subject to daily quota limitations, which may restrict a portfolio’s ability to invest in China A-shares through the Programs and to enter into or exit trades on a timely basis. The Shanghai and Shenzhen markets may be open at a time when the Programs are not trading, with the result that prices of China A-shares may fluctuate at times when a portfolio is unable to add to or exit its position. Only certain China A-shares are eligible to be accessed through the Programs. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through the Programs. Because the Programs are in their early stages, the actual effect on the market for trading China A-shares with the introduction of large numbers of foreign investors is currently unknown. The Programs are subject to regulations promulgated by regulatory authorities for the Shanghai Stock Exchange, the Stock Exchange of Hong Kong Limited and the Shenzhen Stock Exchange, and existing and additional regulations or restrictions, such as limitations on redemptions, suspension of trading and limitations on profits, may adversely impact the Programs and/or a portfolio’s investments through the Programs. There is no guarantee that all three exchanges will continue to support the Programs in the future.

Investments in China A-shares are subject to risks specific to the China market. Any significant change in mainland China’s political, social or economic policies may have a negative impact on investments in the China market. The regulatory and legal framework for capital markets in mainland China may not be as well developed as those of developed countries. Chinese accounting standards and practices may deviate significantly from international accounting standards. The settlement and clearing systems of the Chinese securities markets may not be well tested and may be subject to increased risks of error or inefficiency.
Currently, the capital gain from disposal of China A-shares by foreign investors via the Programs is temporarily exempt from withholding income tax. There is no indication of how long the temporary exemption will remain in effect and a portfolio may be subject to such withholding income tax in the future. Uncertainties in China tax rules governing taxation of income and gains from investments in China A-shares via the Programs could result in unexpected tax liabilities for a portfolio and therefore could affect the amount of income which may be derived, and the amount of capital returned, from the investments in China A-shares by the portfolio. Also, a portfolio’s investments in securities, including China A-shares, issued by Chinese companies may cause a portfolio to become subject to withholding and other taxes imposed by China tax authorities. China generally imposes withholding income tax at a rate of 10% on dividends, premiums, interest and capital gains originating in China and paid to a company that is not a resident of China for tax purposes and that has no permanent establishment in China.
Investments in China A-shares may not be covered by the securities investor protection programs of the exchanges and, without the protection of such programs, will be subject to the risk of default by the broker. In the event that the depository of the Shanghai Stock Exchange and the Shenzhen Stock Exchange defaulted, a portfolio may not be able to recover fully its losses from the depository or may be delayed in receiving proceeds as part of any recovery process. In addition, because all trades on the Programs in respect of eligible China A-shares must be settled in Renminbi (RMB), the Chinese currency, portfolios investing through the Programs must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed.
The Programs are novel in nature and are subject to regulations promulgated by regulatory authorities and implementation rules made by the stock exchanges in China and Hong Kong. The regulations are untested so far and there is no certainty as to how they will be applied. China A-shares purchased through the Programs are held in nominee name and not a portfolio’s name as the beneficial owner. It is possible, therefore, that a portfolio’s ability to exercise its rights as a shareholder and to pursue claims against the issuer of China A-shares may be limited because the nominee structure has not been tested in Chinese courts. In addition, a portfolio may not be able to participate in corporate actions affecting China A-shares held through the Programs due to time constraints or for other operational reasons.
Trades on the Programs are subject to certain requirements prior to trading. If these requirements are not completed prior to the market opening, a portfolio cannot sell the shares on that trading day. In addition, these requirements may limit the number of brokers that a portfolio may use to execute trades. If an investor holds 5% or more of the total shares issued by a China A- share issuer, the investor must return any profits obtained from the purchase and sale of those shares if both transactions occur within a six-month period. If a portfolio holds 5% or more of the total shares of a China A-share issuer through its Program investments, its profits may be subject to these limitations. All accounts managed by the TAM and/or its affiliates will be aggregated for purposes of this 5% limitation, which makes it more likely that a portfolio’s profits may be subject to these limitations.
Commodities and Commodity-Related Securities: Because a portfolio may invest in commodities or instruments whose performance is linked to the price of an underlying commodity or commodity index, a portfolio may be subject to the risks of investing in commodities. These types of risks include regulatory, economic and political developments, weather events and natural disasters, pestilence and market disruptions. A portfolio’s investment exposure to the commodities markets may subject the portfolio to greater volatility than investments in more traditional securities, such as stocks and bonds. Commodities and commodity-linked investments may be less liquid than other investments. Commodity-linked investments are subject to the credit risks associated with the issuer, and their values may decline substantially if the issuer's creditworthiness deteriorates.
To the extent a portfolio invests in companies principally engaged in the commodities industries (including the agriculture, energy, materials and commodity-related industrial sectors) (“commodity-related companies”), the portfolio will be subject to the risk factors particular to each such industry. Commodity-related companies can be significantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, commodity prices, tax and other government regulations, and natural phenomena such as drought, floods and other adverse weather conditions and livestock disease. Cyclical industries can be significantly affected by import controls, worldwide competition, changes in consumer sentiment and spending, and companies engaged in such industries can be subject to liability for, among other things, environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. In addition, the commodities industries can be significantly affected by the level and volatility of commodity prices, which have historically been among the most volatile of international prices, often exceeding the volatility of exchange rates and interest rates. Investments in commodity-related companies are also subject to the risk that the performance of such companies may not correlate with broader equity market returns or with returns on commodity investments to the extent expected by a portfolio’s sub-adviser.

Convertible Securities: Convertible securities share investment characteristics of both fixed income and equity securities. The value of these securities may vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also may be less volatile than the underlying common stock. Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
Correlation and Compounding: A number of factors may affect the portfolio’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the portfolio will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the portfolio from achieving its investment objective. The risk of the portfolio not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the portfolio has a single day investment objective, the portfolio’s performance for periods greater than one day is likely to be either better or worse than the inverse of the index performance times the stated multiple in the portfolio objective, before accounting for fees and fund expenses.
Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than two times the inverse of the return of the Index. This effect becomes more pronounced as volatility increases.
Counterparty: A portfolio will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the portfolio or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the portfolio may decline.
Credit: The value of your investment in a portfolio could decline if the issuer of a security held by the portfolio or another obligor for that security (such as a party providing insurance or other credit enhancement) fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy. The value of your investment in a portfolio could also decline if the credit rating of a security held by the portfolio is downgraded or the credit quality or value of any assets underlying the security declines. A decline may be significant, particularly in certain market environments. If a single entity provides credit enhancement to more than one portfolio’s investments, the adverse effects resulting from the downgrade or default will increase the adverse effects on a portfolio. If a portfolio enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the portfolio will be subject to the credit risk presented by the counterparty. In addition, a portfolio may incur expenses in an effort to protect the portfolio’s interests or to enforce its rights. Credit risk is broadly gauged by the credit ratings of the securities in which a portfolio invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB or Baa-/BBB-) may possess certain speculative characteristics.
A portfolio is subject to greater levels of credit risk to the extent it invests in below investment grade debt securities (that is, securities rated below the Baa/BBB categories or unrated securities of comparable quality), or “junk” bonds. These securities have a higher risk of issuer default because, among other reasons, issuers of junk bonds often have more debt in relation to total capitalization than issuers of investment grade securities. Junk bonds are considered speculative, tend to be less liquid and are more difficult to value than higher rated securities and may involve significant risk of exposure to adverse conditions and negative sentiments. These securities may be in danger of default as to principal and interest. Unrated securities of comparable quality share these risks.
A portfolio may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. A portfolio is more likely to suffer a credit loss on subordinated securities than on non-subordinated securities of the same issuer. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer's non-subordinated securities. In addition, any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on subordinated securities.
Currency: The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Currency Hedging: A portfolio may use currency futures, forwards or options to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Hedging strategies and/or these instruments may not always work as intended, and a portfolio may be worse off than if it had not used a hedging strategy or instrument. Shifting a portfolio's currency exposure from one currency to another may remove a portfolio's opportunity to profit from the original currency and involves a risk of increased losses for a portfolio if the sub-adviser’s projection of future exchange rates is inaccurate.
Depositary Receipts: Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Derivatives: Derivatives involve special risks and costs and may result in losses to a portfolio, even when used for hedging purposes. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivatives themselves, behave in a way not anticipated by a portfolio, especially in abnormal market conditions. Using derivatives may have a leveraging effect, which may increase investment losses and may increase portfolio volatility, which is the degree to which the portfolio’s share price may fluctuate within a short time period. Even a small investment in derivatives can have a disproportionate impact on a portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. This risk is greater for forward currency contracts, swaps and other over-the-counter traded derivatives. The other parties to derivatives transactions present the same types of credit risk as issuers of fixed-income securities. Derivatives also tend to involve greater liquidity risk and they may be difficult to value. A portfolio may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivatives will not have liquidity except through the counterparty to the instrument. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. A portfolio’s use of derivatives may also increase the amount of taxes payable by shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing and on-facility execution of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For derivatives that are required to be cleared by a regulated clearinghouse, a portfolio may be exposed to risks arising from its relationship with a brokerage firm through which it would submit derivatives trades for clearing. A portfolio would also be exposed to counterparty risk with respect to the clearinghouse. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the portfolio. If the proposed rule, or a different rule, takes effect, it could limit the ability of the portfolio to invest in derivatives.
Derivatives may be used by a portfolio for a variety of purposes, including:
•	As a hedging technique in an attempt to manage risk in the portfolio’s portfolio
•	As a means of changing investment characteristics of the portfolio’s portfolio
•	As a means of attempting to enhance returns
•	As a means of providing additional exposure to types of investments or market factors
•	As a substitute for buying or selling securities
•	As a cash flow management technique
Using derivatives, especially for non-hedging purposes, may involve greater risks to a portfolio than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the portfolio. Risks associated with the use of derivatives are magnified to the extent that a large portion of the portfolio’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives. Use of derivatives or similar instruments may have different tax consequences for a portfolio than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders.
When a portfolio enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit the portfolio’s exposure to loss, however, and the portfolio will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the portfolio’s derivative exposure. If the segregated assets represent a large portion of the portfolio’s portfolio, this may impede portfolio management or the portfolio’s ability to meet redemption requests or other current obligations.
Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. A portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. A portfolio's sub-adviser may not make use of derivatives for a variety of reasons.
Risks associated with the use of derivatives are magnified to the extent that an increased portion of a portfolio’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

Derivatives may include, but are not limited to, the following:
•	Options. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. The portfolio may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the portfolio.
Investments in foreign currency options may substantially change a portfolio's exposure to currency exchange rates and could result in losses to the portfolio if currencies do not perform as a sub-adviser expects. There is a risk that such transactions could reduce or preclude the opportunity for gain if the value of the currency moves in the direction opposite to the position taken. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and foreign investment generally. Unanticipated changes in currency prices may result in losses to a portfolio and poorer overall performance for the portfolio than if it had not entered into such contracts. Options on foreign currencies are traded primarily in the OTC market, but may also be traded on U.S. and foreign exchanges.
Foreign currency options contracts may be used for hedging purposes or non-hedging purposes in pursuing a portfolio's investment objective, such as when a sub-adviser anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the portfolio's investment portfolio. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates, as opposed to only hedging currency risks applicable to a portfolio's holdings, further increases the portfolio's exposure to foreign securities losses. There is no assurance that a sub-adviser’s use of currency derivatives will benefit a portfolio or that they will be, or can be, used at appropriate times.
•	Forwards and Futures Contracts. The use of futures contracts is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. A futures contract is a sales contract between a buyer (holding the “long” position) and a seller (holding the “short” position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The liquidity of the futures markets depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The portfolio may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Moreover, to the extent the portfolio engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as US exchanges. The loss that may be incurred in entering into futures contracts may exceed the amount of the premium paid and may be potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the portfolio's NAV. Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the portfolio. Investment in these instruments involve risks, including counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the portfolio) and pricing risk (i.e., the instrument may be difficult to value).
•	Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, a portfolio also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Foreign currency forward exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, a portfolio may use cross currency hedging or proxy hedging with respect to currencies in which the portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. Investments in foreign currency forward exchange contracts may substantially change a portfolio's exposure to currency exchange rates and could result in losses to the portfolio if currencies do not perform as its sub-adviser expects. A sub-adviser’s success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. Foreign currency forward exchange contracts may be used for non-hedging purposes in seeking to meet the applicable portfolio's investment objectives, such as when the sub-adviser anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the portfolio's investment portfolio. Investing in foreign currency forward exchange contracts for purposes of gaining from projected changes in exchange rates, as opposed to hedging currency risks applicable to a portfolio's holdings, further increases the portfolio's exposure to foreign securities losses. There is no assurance that a sub-adviser’s use of currency derivatives will benefit a portfolio or that they will be, or can be, used at appropriate times.
•	Swaps. Swap contracts, including credit default swaps, involve heightened risks and may result in losses to the portfolio. Swaps may in some cases be illiquid and difficult to value, and they increase credit risk since the portfolio has exposure to both the issuer of the referenced obligation and the counterparty to the swap. If the portfolio buys a credit default swap, it will be subject to the risk that the credit default swap may expire worthless, as the credit default swap would only generate income in the event of a default on the underlying debt security or other specified event. As a buyer, the portfolio would also be subject to credit risk relating to the seller's payment of its obligations in the event of a default (or similar event). If the portfolio sells a credit default swap, it will be exposed to the credit risk of the issuer of the obligation to which the credit default swap relates. As a seller, the portfolio would also be subject to leverage risk, because it would be liable for the full notional amount of the swap in the event of default (or similar event). Swaps may be difficult to unwind or terminate. Credit default swaps may in some cases be illiquid, and they increase credit risk since the portfolio has exposure to the issuer of the referenced obligation and either their counterparty to the credit default swap or, if it is a cleared transaction, the brokerage firm through which the trade was cleared and the clearing organization that is the counterparty to that trade. Certain index-based credit default swaps are structured in tranches, whereby junior tranches assume greater default risk than senior tranches. The absence of a central exchange or market for swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. New regulations require many kinds of swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it may disrupt or limit the swap market and may not result in swaps being easier to trade or value. As swaps become more standardized, the portfolio may not be able to enter into swaps that meet its investment needs. The portfolio also may not be able to find a clearinghouse willing to accept the swaps for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The portfolio will assume the risk that the clearinghouse may be unable to perform its obligations. The new regulations may make using swaps more costly, may limit their availability, or may otherwise adversely affect their value or performance.
Distressed or Defaulted Securities: Investments in defaulted securities and obligations of distressed issuers, including securities that are, or may be, involved in reorganizations or other financial restructurings, either out of court or in bankruptcy, involve substantial risks and are considered speculative. A portfolio may suffer significant losses if a reorganization or restructuring is not completed as anticipated. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. Repayment of defaulted securities and obligations of distressed issuers is subject to significant uncertainties. Distressed or defaulted securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
Dollar Rolls: Fixed income securities with buy-back features enable a portfolio to recover principal upon tendering the securities to the issuer or a third party. A dollar roll transaction involves a sale by a portfolio of a mortgage-backed or other security concurrently with an agreement by the portfolio to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.
The use of dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money. Dollar roll transactions involve the risk that the market value of the securities a portfolio is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the portfolio sells securities becomes insolvent, the portfolio’s right to purchase or repurchase securities may be restricted.
Dynamic Risk Management: Certain portfolios utilize a Dynamic Risk Management strategy. In implementing the Dynamic Risk Management strategy, the sub-adviser anticipates that it will sell shares the portfolio holds in equity and fixed income ETFs and may be more concentrated in short-term defensive instruments. The portfolio may incur additional trading costs while implementing the Dynamic Risk Management strategy, which may reduce the portfolio’s performance. If the portfolio increases its exposure to short-term defensive instruments at inopportune times or for extended periods of time, the portfolio may experience lower performance and greater losses. The strategy also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The strategy also may have the effect of limiting the amount of guaranteed benefits. There is no guarantee that the Dynamic Risk Management strategy will work as intended.
Early Close/Late Close/Trading Halt: An exchange or market may close early, close late or issue trading halts generally or on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the portfolio being unable to buy or sell certain securities or financial instruments. In these circumstances, the portfolio may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Emerging Markets: Investments in the securities of issuers located in or principally doing business in emerging markets bear heightened foreign investments risks. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Emerging market countries may have policies that restrict investment by foreigners or that prevent foreign investors from withdrawing their money at will. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Some emerging market countries are especially vulnerable to economic conditions in other countries. Low trading volumes may result in a lack of liquidity and in extreme price volatility. A portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing. An investment in emerging market securities should be considered speculative.
Energy Sector: Certain risks inherent in investing in energy companies include the following:
•	Supply and Demand. A decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities, a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution or a sustained decline in demand for such commodities, may adversely impact the financial performance of energy companies. Energy companies are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events and economic conditions, among others. The United States relies heavily on foreign imports of energy such as crude oil and refined products. If a supply source decides to restrict supply to the United States or is unable to meet demand, some energy companies’ cash flows may be adversely impacted.
•	Depletion and Exploration. Energy reserves naturally deplete as they are consumed over time. Energy companies that are either engaged in the production of natural gas, natural gas liquids, crude oil, or coal, or are engaged in transporting, storing, distributing and processing these items and refined products on behalf of the owners of such commodities. To maintain or grow their revenues, these companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources or through acquisitions. The financial performance of energy companies may be adversely affected if they, or the companies to whom they provide services, are unable to cost-effectively acquire additional energy deposits sufficient to replace the natural decline of existing reserves. Also, the quantities of reserves may be overstated, or deposits may not be produced in the time periods anticipated. If an energy company is not able to raise capital on favorable terms, it may not be able to add to or maintain its reserves.
•	Reserve. Energy companies engaged in the production of natural gas, natural gas liquids, crude oil and other energy commodities are subject to the risk that the quantities of their reserves are overstated, or will not be produced in the time periods anticipated, for a variety of reasons including the risk that no commercially productive amounts of such energy commodities can be produced from estimated reserves because of the curtailment, delay or cancellation of production activities as a result of unexpected conditions or miscalculations, title problems, pressure or irregularities in formations, equipment failures or accidents, adverse weather conditions, compliance with environmental and other governmental requirements and cost of, or shortages or delays in the availability of, drilling rigs and other equipment, and operational risks and hazards associated with the development of the underlying properties, including natural disasters, blowouts, explosions, fires, leakage of such energy commodities, mechanical failures, cratering and pollution.
•	Regulatory. Energy companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including (i) how facilities are constructed, maintained and operated, (ii) how and where wells are drilled, (iii) how services are provided, (iv) environmental and safety controls, and, in some cases (v) the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of energy companies. In particular, changes to laws and increased regulations or enforcement policies as a result of the Macondo oil spill in the Gulf of Mexico may adversely affect the financial performance of energy companies.
•	Commodity Pricing. The operations and financial performance of energy companies may be directly affected by energy commodity prices, especially those energy companies which own the underlying energy commodity or receive payments for services that are based on commodity prices. Such impact may be a result of changes in the price for such commodity or a result of changes in the price of one energy commodity relative to the price of another energy commodity (i.e., the price of natural gas relative to the price of natural gas liquids). These prices may fluctuate widely in response to a variety of factors, including global and domestic economic conditions, weather conditions, the supply and price of imported energy commodities, the production and storage levels of energy commodities in certain regions or in the world, political stability, transportation facilities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices may also make it more difficult for energy companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

•	Acquisition. The ability of energy companies to grow operating cash flow and increase such company’s enterprise value can be highly dependent on their ability to make acquisitions that result in an increase in cash available for distributions. Recently, the acquisition market has become more competitive as a result of the increased amount of energy companies, as well as significant private equity interest in midstream energy assets. As a result, the competitive nature of the market has resulted in higher multiples, which may reduce the attractiveness of returns on acquisitions. Accordingly, MLP Entities may be unable to make accretive acquisitions because they are unable to identify attractive acquisition candidates, negotiate acceptable purchase contracts, raise financing for such acquisitions on economically acceptable terms, or because they are outbid by competitors. Such circumstances may limit future growth and their ability to raise distributions could be reduced. Furthermore, even if energy companies do consummate acquisitions that they believe will be accretive, the acquisitions may instead result in a decrease in operating cash flow or a decrease in enterprise value. Any acquisition involves risks, including, among other things: mistaken assumptions about revenues and costs, including synergies; the assumption of unknown liabilities; limitations on rights to indemnity from the seller; the diversion of management’s attention from other business concerns; unforeseen difficulties operating in new product or geographic areas; and customer or key employee losses at the acquired businesses.
•	Affiliated Party. Certain energy companies are dependent on their parents or sponsors for a majority of their revenues. Any failure by such company’s parents or sponsors to satisfy their payments or obligations would impact such company’s revenues and operating cash flows and ability to make interest payments and/or distributions.
•	Catastrophe. The operations of energy companies are subject to many hazards inherent in the exploring, developing, producing, generating, transporting, transmission, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, including: damage to pipelines, storage tanks, plants or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction and farm equipment; well blowouts; leaks of such energy commodities; fires and explosions. These hazards could result in substantial losses, severe damage to and destruction of property and equipment, and pollution or other environmental damage and may result in the curtailment or suspension of their related operations. Energy companies may not be insured against all risks inherent to their businesses. If a significant accident or event occurs that is not fully insured, it could adversely affect the energy company’s operations and financial condition.
•	Terrorism/Market Disruption. Events in the Middle East and elsewhere could have significant adverse effects on the U.S. economy, financial and commodities markets. Energy assets could be direct targets, or indirect casualties, of an act of terror. The U.S. government has issued warnings that energy assets, specifically the United States’ pipeline infrastructure, may be the future target of terrorist organizations.
•	Weather . Extreme weather conditions, such as hurricanes, (i) could result in substantial damage to the facilities of certain energy companies located in the affected areas, (ii) significantly increase the volatility in the supply of energy commodities and (iii) adversely affect the financial performance of energy companies, and could therefore adversely affect their securities. The damage done by extreme weather also may serve to increase many insurance premiums paid by energy companies and could adversely affect such companies’ financial condition.
Equity and Market: The equity markets are volatile, and the value of securities, swaps, futures and other instruments related to the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the portfolio to decrease over short or long periods of time. As a portfolio seeking investment results that correspond to two times the inverse (-2x) of the Index, the portfolio’s performance will generally decrease when market conditions cause the level of the Index to rise.
Equity Securities: Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and, consequently, may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. Because a company’s equity securities rank junior in priority to the interests of bond holders and other creditors, a company’s equity securities will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. If the market prices of the equity securities owned by a portfolio fall, the value of your investment in the portfolio will decline. If a portfolio holds equity securities in a company that becomes insolvent, the portfolio’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Event Risk Management: Certain portfolios utilize an Event Risk Management strategy. The Event Risk Management strategy may involve utilizing options, futures and swaps that are expected to increase in value during the occurrence of certain market events. An instrument used to hedge market event risk could lose all or a portion of its value even in a period of severe market stress. Implementation of the strategy may result in the portfolio holding options, futures and swaps positions that take contradictory views on market movements. The costs of purchasing and selling these instruments may reduce the portfolio’s return. The portfolio may not be able to close out a position at the desired time or price. The strategy also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The strategy also may have the effect of limiting the amount of guaranteed benefits. There is no guarantee that the Event Risk Management strategy will work as intended.
Extension: When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause a portfolio’s share price to be more volatile or go down.
Fixed-Income Securities: The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by a portfolio fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
If interest rates rise, repayments of fixed-income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer. This is sometimes referred to as extension risk.
Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, a portfolio will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. This is sometimes referred to as prepayment or call risk.
Floating Rate Loans: Floating rate loans are often made to borrowers whose financial condition is troubled or highly leveraged. These loans frequently are rated below investment grade and are therefore subject to “High-Yield Debt Securities” risk. There is no public market for floating rate loans and the loans may trade infrequently and be subject to wide bid/ask spreads. Many floating rate loans are subject to restrictions on resale. Floating rate loans may have trade settlement periods in excess of seven days, which may result in the portfolio not receiving proceeds from the sale of a loan for an extended period. As a result, the portfolio may be subject to greater “Liquidity” risk than a fund that does not invest in floating rate loans and the portfolio may be constrained in its ability to meet its obligations (including obligations to redeeming shareholders). The lack of an active trading market may also make it more difficult to value floating rate loans. Rising interest rates can lead to increased default rates on floating rate loans, as borrowers find themselves faced with higher payments. Certain courts have determined that floating rate loans are not securities and, therefore, purchasers such as a portfolio may not be entitled to the anti-fraud protections of the federal securities laws, including the prohibitions on insider trading.
Focused Investing: To the extent a portfolio invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the portfolio will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments: Investments in securities of foreign issuers (including those denominated in U.S. dollars) or issuers with significant exposure to foreign markets are subject to additional risks. Foreign countries in which a portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of a portfolio’s investments may decline because of factors affecting the particular issuers as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Values may also be affected by restrictions on receiving the investment proceeds from a foreign country.
Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Some securities issued by non-U.S. governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a government, it may be difficult for the portfolio to pursue its rights against the government. Some non-U.S. governments have defaulted on principal and interest payments. In certain foreign markets, settlement and clearance procedures may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments. In addition, a portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. Dividends or interest on, or proceeds from the sale or disposition of, foreign securities may be subject to non-U.S. withholding or other taxes, and special U.S. tax considerations may apply.
Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate a portfolio's ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the portfolio's investments in such securities harder to value. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect a portfolio's foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of a portfolio's investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the portfolio's ability to purchase or sell foreign securities or transfer a portfolio's assets back into the United States, or otherwise adversely affect the portfolio's operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a portfolio, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When a portfolio holds illiquid investments, its portfolio may be harder to value.
Investment in securities of foreign issuers may also be subject to foreign custody risk which refers to the risks inherent in the process of clearing and settling trades and to the holding of securities, cash and other assets by banks, agents and depositories in securities markets outside the United States. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel non-U.S. agents to hold securities in designated depositories that may not be subject to independent evaluation. The laws of certain countries may place limitations on the ability to recover assets if a non-U.S. bank, agent or depository becomes insolvent or enters bankruptcy. Non-U.S. agents are held only to the standards of care of their local markets, and thus may be subject to limited or no government oversight. In general, the less developed a country’s securities market is, or the more difficult communication is with that location, the greater the likelihood of custody problems.
American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”) are generally subject to the same risks as direct investments in foreign securities.
Frontier Markets: Frontier market countries generally have smaller economies and less developed capital markets than emerging market countries, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The economies of frontier market countries are generally less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. These factors make investing in frontier market countries significantly riskier than in other countries and any one of them could cause the price of a fund’s shares to decline.
Growth Stocks: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Hedging: A portfolio may buy and sell futures contracts, put and call options, and forward contracts as a hedge. Some hedging strategies could hedge the portfolio’s portfolio against price fluctuations. Other hedging strategies would tend to increase the portfolio’s exposure to the securities market. Forward contracts could be used to try to manage foreign currency risks on the portfolio’s foreign investments. A portfolio’s hedging strategies may not work as intended, and a portfolio may be in a less favorable position than if it had not used a hedging instrument.
High-Yield Debt Securities: High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, are determined to be below investment grade by the sub-adviser. High-yield debt securities have a higher risk of issuer default because, among other reasons, issuers of junk bonds often have more debt in relation to total capitalization than issuers of investment grade securities. These securities are considered speculative, tend to be less liquid and are more difficult to value than higher rated securities and may involve major risk of exposure to adverse conditions and negative sentiments. These securities may be in default or in danger of default as to principal and interest. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or in bankruptcy. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. High-yield securities are not generally meant for short-term investing. Unrated securities of comparable quality share these risks.
Hybrid Instruments: Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. Investing in hybrid instruments involves a combination of risks, including risks of investing in securities, commodities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose a portfolio to leverage risks or carry liquidity risks.
Index Fund (Transamerica International Equity Index VP and Transamerica U.S Equity Index VP): While the portfolio seeks to track the performance of the portfolio’s underlying index (i.e., achieve a high degree of correlation with the index), the portfolio’s return may not match the return of the index. The portfolio incurs a number of operating expenses not applicable to the index, and incurs costs in buying and selling securities. In addition, the portfolio may not be fully invested at times, generally as a result of cash flows into or out of the portfolio or reserves of cash held by the portfolio to meet redemptions. The portfolio may attempt to replicate the index return by investing in fewer than all of the securities in the index, or in some securities not included in the index, potentially increasing the risk of divergence between the portfolio’s return and that of the index.
Index Tracking (Transamerica 60/40 Allocation VP): While certain underlying portfolios seek to track the performance of an index (i.e., achieve a high degree of correlation with the applicable index), the returns of certain underlying portfolios that seek to track an index may not match the returns of the applicable index.
Index Performance (Transamerica ProFund UltraBear VP): The portfolio is linked to a benchmark maintained by a third party provider that is unaffiliated with the portfolio. There can be no guarantee or assurance that the methodology used by the third party provider to create the benchmark will result in the portfolio achieving high, or even positive, returns. Further, there can be no guarantee that the methodology underlying the benchmark or the daily calculation of the benchmark will be free from error. It is also possible that the value of the benchmark or its underlying Reference Asset may be subject to intentional manipulation by third-party market participants. The particular benchmark used by the portfolio may underperform other asset classes and may underperform other indices or benchmarks based upon the same underlying Reference Asset. Each of these factors could have a negative impact on the performance of the portfolio.
Industry Concentration: Certain portfolios will concentrate their investments in specific industries. Concentration in a particular industry subjects a portfolio to the risks associated with that industry. As a result, the portfolio may be subject to greater price volatility and risk of loss as a result of adverse economic, business or other developments affecting that industry than portfolios investing in a broader range of industries.
Inflation-Protected Securities: Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.
Interest Rate: Interest rates in the United States have been at historically low levels and should be expected to go up. A portfolio faces a heightened risk that interest rates may rise. When interest rates rise, the value of fixed income securities will generally fall. A change in interest rates will not have the same impact on all fixed-income securities. Generally, the longer the maturity or duration of a fixed-income security, the greater the impact of a rise in interest rates on the security’s value. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the income received by a portfolio, and the portfolio’s yield, may decline. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the portfolio. The maturity of a security may be significantly longer than its duration. A security’s maturity and other features may be more relevant than its duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.
Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates. Fixed-income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Similarly, a portfolio with a longer average portfolio duration will generally be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration. By way of example, the price of a bond portfolio with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.
Certain fixed-income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change. A portfolio’s yield may decline due to a decrease in market interest rates.
Inflation protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.
Interest Rate (Transamerica Aegon Government Money Market VP): The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. Interest rates in the United States have been at historically low levels and should be expected to go up. The portfolio faces a heightened risk that interest rates may rise. The portfolio's yield will tend to lag behind general changes in interest rates. The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the portfolio.
Inverse Correlation (Transamerica ProFund UltraBear VP): Shareholders will lose money when the Index rises — a result that is the opposite from traditional funds.
Large Capitalization Companies: A portfolio’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion. As a result, the portfolio’s value may not rise as much as, or may fall more than, the value of portfolios that focus on companies with smaller market capitalizations.
Legal and Regulatory: Legal and regulatory changes could occur that may adversely affect a portfolio, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect a portfolio. A portfolio also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging: The value of your investment may be more volatile to the extent a portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have, potentially resulting in the loss of all assets. The portfolio also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements. The use of leverage is considered to be a speculative investment practice that may result in the loss of a substantial amount, and possibly all, of the portfolio’s assets.
Liquidity: A portfolio may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for a portfolio to sell, particularly during times of market turmoil. Markets may become illiquid when, for instance, there are few, if any interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. Illiquid investments can be difficult to value. If a portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss. In addition, securities, once sold by a portfolio, may not settle for an extended period (for example, several weeks or even longer). The portfolio will not receive its sales proceeds until that time, which may constrain the portfolio’s ability to meet its obligations (including obligations to redeeming shareholders). Further, when there is illiquidity in the market for certain investments, a portfolio, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector or asset class.
Loans: Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, a portfolio could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan.
A portfolio may invest in certain commercial loans, including loans generally known as “syndicated bank loans,” by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio’s ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet a portfolio’s liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution’s interests with respect to a loan may involve additional risks to a portfolio.
Junior loans, which have a lower place in the borrower's capital structure than senior loans and may be unsecured, involve a higher degree of overall risk than senior loans of the same borrower. Second lien loans are secured by the assets of the issuer. In a typical structure, the claim on collateral and right of payment of second lien loans are junior to those of first-lien loans. Subordinated bridge loans are loans that are intended to provide short-term financing to provide a “bridge” to an asset sale, bond offering, stock offering, or divestiture. Generally, bridge loans are provided by arrangers as part of an overall financing package. Typically, the issuer will agree to increasing interest rates if the loan is not repaid as expected. A subordinated bridge loan is junior to a senior bridge loan in right of payment.
There may be no active trading market for loans. Loans may have settlement periods in excess of seven days. Failure to receive sales proceeds on a timely basis may constrain a portfolio’s ability to meet its obligations (including obligations to redeeming shareholders).
Certain courts have determined that loans are not securities and, therefore, purchasers such as a portfolio may not be entitled to the anti-fraud protections of the federal securities laws, including the prohibitions on insider trading.
Managed Risk Strategy: Certain portfolios employ a managed risk strategy. The strategy attempts to stabilize the volatility of the portfolio around a target volatility level and manage downside exposure during periods of significant market declines but may not work as intended. Because market conditions change, sometimes rapidly and unpredictably, the success of the strategy also will be subject to the sub-adviser’s ability to implement the strategy in a timely and efficient manner. The strategy may result in periods of underperformance, may limit the portfolio's ability to participate in rising markets and may increase transaction costs at the portfolio and/or underlying ETF or Underlying Portfolio level. Managing the portfolio pursuant to the strategy may result in the portfolio not achieving its stated asset mix goal due to unforeseen or unanticipated market conditions. The strategy also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The strategy also may have the effect of limiting the amount of guaranteed benefits. The portfolio's performance may be lower than similar portfolios that are not subject to a managed risk strategy.
Management: Each portfolio is subject to the risk that the investment manager’s or sub-adviser's judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment in a portfolio may decrease if its investment manager’s or sub-adviser's judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. A portfolio may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by its investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. A portfolio’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, a portfolio’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the portfolio. Any of these things could cause a portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market: The value of a portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the portfolio fall, the value of your investment will go down. A portfolio may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers defaulted on, or were forced to restructure, their debts. These market conditions may continue, worsen or spread.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support, including interest rate increases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which a portfolio invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not a portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of a portfolio's investments may be negatively affected.
Europe. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, on June 23, 2016, voters in the United Kingdom approved withdrawal from the European Union. On March 29, 2017, the United Kingdom formally notified the European Council of its intention to leave the European Union; as a result, the United Kingdom will remain a member state, subject to European Union law with privileges to provide services under the single market directives, for at least two years from that date. Given the size and importance of the United Kingdom’s economy, uncertainty about its legal, political, and economic relationship with the remaining member states of the European Union may continue to be a source of instability. Moreover, other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. The Ukraine has experienced ongoing military conflict; this conflict may expand and military conflicts could potentially occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets. Whether or not a fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the portfolio’s investments.
Medium Capitalization Companies: Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of medium capitalization companies generally are more volatile and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses. Such companies usually do not pay significant dividends that could cushion returns in a falling market.
Model and Data: Certain sub-advisers may utilize quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the portfolio's investments.
If Models and Data prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose a portfolio to additional risks. For example, by utilizing Models or Data, a sub-adviser may buy certain investments at prices that are priced too high, to sell certain other investments at prices that are too low, or to miss favorable opportunities altogether. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. A portfolio bears the risk that Models or Data used by its sub-adviser will not be successful in determining the size, direction, and/or weighting of investment positions that will enable the portfolio to achieve its investment objective.
Models can be predictive in nature. The use of predictive Models has inherent risks. For example, such Models may incorrectly forecast future behavior, leading to potential losses on a cash flow and/or a mark-to-market basis. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such Models may produce unexpected results, which can result in losses for a portfolio. Furthermore, the success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data.
Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. To address these issues, a sub-adviser evaluates the performance of the Models utilized, including Model prices and outputs versus recent transactions or similar securities, and as a result, such Models may be modified from time to time. There also can be no assurance that the use of Models will result in effective investment decisions for a portfolio.
Money Market Fund Reform: Transamerica Aegon Government Money Market VP operates as a “government” money market fund under new federal regulations. The portfolio continues to use the special pricing and valuation conventions that currently facilitate a stable share price of $1.00, although there is no guarantee that the portfolio will be able to maintain a $1.00 share price. The portfolio does not currently intend to avail itself of the ability to impose “liquidity fees” and/or “gates” on fund redemptions, as permitted under the new regulations. However, the Board reserves the right, with notice to shareholders, to change this policy, thereby permitting the portfolio to impose such fees and gates in the future.
Money Market Funds: An investment in a money market fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although money market funds seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in a money market fund.
Mortgage-Related and Asset-Backed Securities: The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae (formally known as Federal National Mortgage Association) or Freddie Mac (formally known as Federal Home Loan Mortgage Corporation) or by agencies of the U.S. government, such as the Government National Mortgage Association (“Ginnie Mae”). Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest.
The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. For mortgage-backed securities, when market conditions result in an increase in the default rates on the underlying mortgages and the foreclosure values of the underlying real estate are below the outstanding amount of the underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful.
Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, a portfolio may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Mortgage-Related Securities (Transamerica Aegon Government Money Market VP): The value of mortgage-related securities will be influenced by factors affecting the housing market. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. The value of mortgage-backed securities may be affected by changes in credit quality or value of the mortgage loans. Mortgage-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the portfolio may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Municipal Securities: Issuers of municipal securities tend to derive a significant portion of their revenue from taxes, particularly property and income taxes, and decreases in personal income levels and property values and other unfavorable economic factors, such as a general economic recession, adversely affect municipal securities. Municipal issuers may also be adversely affected by rising health care costs, increasing unfunded pension liabilities and by the phasing out of federal programs providing financial support. Where municipal securities are issued to finance particular projects, especially those relating to education, health care, transportation, housing, water or sewer and utilities, issuers often depend on revenues from those projects to make principal and interest payments. Adverse conditions and developments in those sectors can result in lower revenues to issuers of municipal securities and can also have an adverse effect on the broader municipal securities market. To the extent a portfolio invests significantly in a single state, or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, such as health care, the portfolio will be more susceptible to associated risks and developments. Municipal issuers may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In recent periods an increasing number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered credit downgrading. Financial difficulties of municipal issuers may continue to worsen.
There may be less public information available on municipal issuers or projects than other issuers, and valuing municipal securities may be more difficult. In addition, the secondary market for municipal securities is less well developed and liquid than other markets, and dealers may be less willing to offer and sell municipal securities in times of market turbulence. Changes in the financial condition of one or more individual municipal issuers (or one or more insurers of municipal issuers), or one or more defaults by municipal issuers or insurers, can adversely affect liquidity and valuations in the overall market for municipal securities. The value of municipal securities can also be adversely affected by regulatory and political developments affecting the ability of municipal issuers to pay interest or repay principal, actual or anticipated tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors.
The rate of interest paid on municipal securities normally is lower than the rate of interest paid on fully taxable securities. Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.
The municipal market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening.
To the extent that the portfolio invests in municipal securities whose issuers are located in a single state, such as California, the portfolio will be more susceptible to economic, political and other developments that may adversely affect issuers in that state than are portfolios whose portfolios are more geographically diverse. These developments may include state or local legislation or policy changes, voter-passed initiatives, erosion of the tax base or reduction in revenues of the state or one or more local governments, the effects of terrorist acts or the threat of terrorist acts, the effects of possible natural disasters, or other economic or credit problems affecting the state generally or any individual locality. The major sources of revenues for local government, property taxes and sales taxes, as well as fees based on real estate development, are all adversely affected by the recent economic recession. Unfavorable developments in any economic sector may adversely affect a particular state’s overall municipal market. Historically, California’s economy has been more volatile than that of the nation as a whole. Although California has a relatively diversified economy, California has concentrations in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction, government and services.
Natural Resource-Related Securities: Securities of companies involved with natural resources may be subject to significant price fluctuations, reflecting the volatility of energy and basic materials’ prices, possible instability of supply and changes in demand or inflation. In addition, some companies may be subject to the risks generally associated with extraction of natural resources and the risks of the hazards associated with natural resources.
New Portfolio: If a portfolio is newly-formed, investors in the portfolio bear the risk that the sub-adviser may not be successful in implementing its investment strategy, and may not employ a successful investment strategy, or that the portfolio may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the portfolio being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur the expenses of liquidation.

Non-Diversification: A portfolio that is classified as “non-diversified” means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the portfolio invests its assets in a smaller number of issuers, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence or other negative events affecting those issuers than a diversified portfolio.
Passive Investment (Transamerica 60/40 Allocation VP): Because the sub-adviser of an underlying portfolio seeking to track an index does not select individual companies in the index that the underlying portfolio tracks, the underlying portfolio may hold securities of companies that present risks that an investment adviser researching individual securities might seek to avoid.
Passive Strategy/Index (Transamerica International Equity Index VP and Transamerica U.S Equity Index VP): The portfolio is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of its underlying index or of the actual securities comprising its underlying index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the portfolio’s performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the portfolio’s underlying index will affect the performance, volatility, and risk of the underlying index and, consequently, the performance, volatility, and risk of the portfolio.
Portfolio Turnover: Daily rebalancing of portfolio holdings, which is required to keep inverse leverage consistent with a single day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Also, active trading of the portfolio’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains.
Precious Metals-Related Securities: Investments in precious metals-related securities are considered speculative and are affected by a variety of worldwide economic, financial and political factors. Prices of precious metals and of precious metals-related securities historically have been very volatile. The high volatility of precious metals prices may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.
Preferred Stock: Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of the company’s common stock, dividends and a fixed share of the proceeds resulting from any liquidation of the company. Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. Preferred stocks may pay fixed or adjustable rates of return. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Preferred stock does not generally carry voting rights.
Prepayment or Call: Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if a portfolio holds a fixed income security subject to prepayment or call risk, it will not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, a portfolio would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. This may adversely affect a portfolio’s net asset value. In addition, if a portfolio purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the portfolio may lose the amount of the premium paid in the event of prepayment.
Real Estate Securities: Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks may include, without limitation:
•	declining real estate value
•	risks relating to general and local economic conditions
•	over-building
•	increased competition for assets in local and regional markets
•	increases in property taxes
•	increases in operating expenses or interest rates
•	change in neighborhood value or the appeal of properties to tenants
•	insufficient levels of occupancy
•	inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.
Redemption (Transamerica Aegon Government Money Market VP): A money market portfolio may experience periods of heavy redemptions that could cause the money market portfolio to liquidate its assets at inopportune times or at a loss or depressed value particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the money market portfolio has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. The redemption by one or more large shareholders of their holdings in the money market portfolio could hurt performance and/or cause the remaining shareholders in the money market portfolio to lose money. If the money market portfolio is forced to liquidate its assets under unfavorable conditions or at inopportune times, the money market portfolio's ability to maintain a stable $1.00 share price may be affected. In addition, the money market portfolio may suspend redemptions when permitted by applicable regulations.
REITs: Investing in real estate investment trusts (“REITs”) involves unique risks. When a portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants’ failure to pay rent or poor management. A REIT’s performance also depends on the company’s ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements. A failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs, or changes in the treatment of U.S. REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.
Repurchase Agreements: Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. If the other party to a repurchase agreement defaults on its obligation, a portfolio may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, a portfolio could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, a portfolio's ability to dispose of the underlying securities may be restricted. In addition, if the portfolio is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Risk Management Framework: Certain portfolios are subject to a multi-factor risk management framework that is intended to reduce equity exposure under certain market conditions. This framework may impose a maximum equity exposure limit for the portfolio in response to individual asset class momentum signals and a portfolio level volatility signal. The framework is intended to improve the portfolio’s absolute and risk-adjusted returns but may not work as intended. The framework may result in the portfolio not achieving its stated asset mix goal or may cause the portfolio to underperform, possibly significantly. Because market conditions change, sometimes rapidly and unpredictably, the success of the framework also will be subject to the sub-adviser’s ability to implement the framework in a timely and efficient manner. The framework may limit the portfolio’s ability to participate in rising markets and may increase transaction costs at the portfolio and/or underlying portfolio level. The framework incorporates quantitative models and signals. If those models or signals prove to be flawed or for other reasons do not produce the desired results, any decisions made in reliance thereon may expose the portfolio to additional risks and losses. The use of models has inherent risks, and the success of relying on or otherwise using a model depends, among other things, on the accuracy and completeness of the model’s development, implementation and maintenance; on the model’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the model. The framework also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The framework also may have the effect of limiting the amount of guaranteed benefits. The portfolio’s performance may be lower than similar portfolios that are not subject to a risk management framework. The use of derivatives in connection with the framework may expose the portfolio to different and potentially greater risks than if it had only invested in underlying portfolios.
Rule 144A and Privately Placed Securities: “Rule 144A” and other privately placed securities are securities that are not registered for sale to the public and thus are considered “restricted.” They may only be resold to certain qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A security held by a portfolio could adversely affect the marketability of such security and a portfolio might be unable to dispose of such security promptly or at reasonable prices.
Short Positions: Certain portfolios may enter into derivatives transactions that have a similar economic effect as short sales such as taking short positions in futures contracts. The portfolio will incur a loss as a result of a short position if the price of the asset sold short increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because the portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited.
Short Sales: A short sale may be effected by selling a security that a portfolio does not own. In order to deliver the security to the purchaser, a portfolio borrows the security, typically from a broker-dealer or an institutional investor. A portfolio later closes out the position by returning the security to the lender. If the price of the security sold short increases, a portfolio would incur a loss; conversely, if the price declines, a portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. A portfolio's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if a portfolio held only long positions. A portfolio may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing. A portfolio may also take a short position in a derivative instrument, such as a forward, future or swap.
A short sale may also be effected “against the box” if, at all times when the short position is open, a portfolio contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that a portfolio were to sell securities short “against the box” and the price of such securities were to then increase rather than decrease, a portfolio would forego the potential realization of the increased value of the shares sold short.
Small Capitalization Companies: Investing in small capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of small capitalization companies generally are more volatile than those of larger capitalization companies and are more likely to be adversely affected than larger capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses. Small capitalization companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.
Small and Medium Capitalization Companies: Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses. Smaller capitalization companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.
Smart Beta Investing: Smart beta strategies seek to capture broad, consistent drivers of return and to out-perform traditional index strategies. These strategies may not work as intended. An underlying ETF pursuing a smart beta strategy may not achieve its objective and may not perform as well as other portfolios using other asset management strategies.
Sovereign Debt: Sovereign debt instruments, which are debt obligations issued or guaranteed by a foreign governmental entity, are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on debt that it has issued or guaranteed, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, relationships with other lenders such as commercial banks, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans, or it may ask for forgiveness of interest or principal on its existing debt. On the other hand, a governmental entity may be unwilling to renegotiate the terms of its sovereign debt. There may be no established legal process for a U.S. bondholder (such as a portfolio) to enforce its rights against a governmental entity that does not fulfill its obligations, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Certain countries in Europe currently have large sovereign debts and/or fiscal deficits which has led to significant uncertainties in the market as to whether or not the governments of those countries will be able pay in full and on time the amounts due in respect of those debts.
Structured Instruments: A portfolio may invest in, or have exposure to, various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. These may include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued. For structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Structured instruments are often subject to heightened liquidity risk. Structured instruments may behave in ways not anticipated by the portfolio, or they may not receive the tax, accounting or regulatory treatment anticipated by the portfolio.
Subsidiary: Certain portfolios invest (directly, or through one or more underlying portfolios, indirectly) in one or more entities organized under the laws of the Cayman Islands (a “Cayman Entity”). By investing in a Cayman Entity, a portfolio will be indirectly exposed to the risks associated with the Cayman Entity’s investments. The derivatives and other investments that will be held by a Cayman Entity are generally similar to those that are permitted to be held by the portfolio, or in the case of an indirect investment, the applicable underlying portfolio, and will be subject to the same risks that apply to similar investments if held directly by the underlying portfolio. There can be no assurance that the investment objectives of a Cayman Entity will be achieved. A Cayman Entity is generally not registered under the Investment Company Act, and, unless otherwise noted in this prospectus, is not subject to the investor protections of the Investment Company Act. Certain regulated investment companies received private letter rulings from the IRS with respect to their investments in Cayman Entities. The IRS is no longer issuing private letter rulings on structures of this kind. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of a portfolio, an underlying portfolio and/or a Cayman Entity to operate as anticipated and could adversely affect the portfolio.
Tactical Asset Allocation: Tactical asset allocation is an investment strategy that actively adjusts a portfolio’s asset allocation. The portfolio’s tactical asset management discipline may not work as intended. The portfolio may not achieve its objective and may not perform as well as other funds using other asset management styles, including those based on fundamental analysis (a method of evaluating a security that entails attempting to measure its intrinsic value by examining related economic, financial and other factors) or strategic asset allocation (a strategy that involves periodically rebalancing the portfolio in order to maintain a long-term goal for asset allocation). The sub-adviser’s evaluations and assumptions in selecting underlying funds or individual securities may be incorrect in view of actual market conditions, and may result in owning securities that under perform other securities. The management process might also result in the portfolio having exposure to asset classes, countries or regions, or industries or groups of industries that underperform other management styles. In addition, the portfolio’s risk profile with respect to particular asset classes, countries and regions, and industries may change at any time based on the sub-adviser’s allocation decisions.
Tactical and Strategic Asset Allocation: Certain portfolios may utilize a tactical asset allocation strategy, which involves making short-term adjustments to a portfolio's asset mix, utilizing the sub-adviser’s research on various risk and return considerations, in an effort to optimize returns relative to risks as market and economic conditions change. Strategic asset allocation strategy is similar, but with a somewhat longer-term outlook. These strategies tend to produce higher turnover than those that adhere to a longer term outlook, which may result in higher transaction costs. These strategies may not work as intended. A portfolio may not achieve its objective and may not perform as well as other portfolios using other asset management strategies.
Tax (Transamerica BlackRock Global Allocation Managed Risk – Balanced VP, Transamerica BlackRock Global Allocation Managed Risk – Growth VP and Transamerica BlackRock Global Allocation VP): Certain portfolios (directly, or through one or more underlying portfolios, indirectly) may seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in a subsidiary. Under proposed Treasury regulations, certain income derived by a regulated investment company from a foreign wholly-owned subsidiary that invests in commodities and commodity-linked derivatives would generally constitute “qualifying income” for purposes of the source-of-income restrictions applicable to regulated investment companies, only to the extent the wholly-owned subsidiary makes distributions to the regulated investment company. If the proposed Treasury regulations are finalized in their current form, the subsidiary intends to make all necessary distributions such that a portfolio’s income derived from the subsidiary will constitute “qualifying income.” The tax treatment of commodity-linked notes, other commodity-linked derivatives and a portfolio’s investments in a subsidiary may be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS that could, among other things, affect the character, timing and/or amount of a portfolio’s taxable income or gains and of distributions made by a portfolio.
To Be Announced (TBA) Transactions: Although the securities that are delivered in TBA transactions must meet certain standards, there is a risk that the actual securities received by a portfolio may be less favorable than what was anticipated when entering into the transaction. TBA transactions also involve the risk that a counterparty will fail to deliver the security, exposing the portfolio to further losses. Whether or not the portfolio takes delivery of the securities at the termination date of a TBA transaction, it will nonetheless be exposed to changes in the value of the underlying investments during the term of the agreement.
Underlying Exchange Traded Funds: To the extent a portfolio invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the portfolio to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the portfolio’s investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the portfolio invests more of its assets in one underlying ETF than in another, the portfolio will have greater exposure to the risks of that underlying ETF. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and a portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to certain risks that do not apply to conventional funds, including: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally, or trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile; or (v) a limited number of institutions may act as authorized participants to create or redeem block-sized units of ETF shares. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the portfolio's shares could also be substantially and adversely affected.
Underlying Exchange Traded Funds (Transamerica Managed Risk – Balanced ETF VP, Transamerica Managed Risk – Conservative ETF VP and Transamerica Managed Risk – Growth ETF VP): Because the portfolio invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the portfolio to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the portfolio’s investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the portfolio invests more of its assets in one underlying ETF than in another, the portfolio will have greater exposure to the risks of that underlying ETF. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of fixed-income securities. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; and (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally, or trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the portfolio’s shares could also be substantially and adversely affected.
The portfolio may invest in Transamerica-sponsored ETFs. The portfolio may hold a large portion of the outstanding shares or represent a large percentage of the trading volume of a Transamerica ETF. This may prevent the portfolio from selling shares of a Transamerica ETF on the exchange at such times or price or in such amounts as it may otherwise desire. These risks are in addition to other risks of investing in ETFs.
The sub-adviser faces actual and potential conflicts of interest in allocating the portfolio’s assets among Transamerica-sponsored ETFs and unaffiliated ETFs. The portfolio’s sub-adviser also serves as the sub-adviser to the Transamerica-sponsored ETFs. TAM and the sub-adviser will receive more revenue when the sub-adviser selects a Transamerica-sponsored ETF rather than an unaffiliated ETF for inclusion in the portfolio. This conflict may provide an incentive for the sub-adviser to select Transamerica-sponsored ETFs that perform less well than unaffiliated ETFs and/or have higher expense ratios than unaffiliated ETFs. The sub-adviser may also have an incentive to take into account the effect on a Transamerica-sponsored ETF in which the portfolio may invest in determining whether, and under what circumstances, to purchase or sell shares in that Transamerica-sponsored ETF. Although the sub-adviser takes steps in an effort to address the conflicts of interest, it is possible that the conflicts of interest could affect the portfolio.
Underlying Portfolios: When a portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Investing in underlying portfolios subjects the portfolio to the risks of investing in the underlying securities or assets held by those underlying portfolios. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios' shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests.
Underlying Government Money Market Funds (Transamerica Aegon Government Money Market VP): The portfolio may invest in other government money market funds. Each of the underlying government money market funds in which the portfolio may invest has its own investment risks. There can be no assurance that the investment objective of any underlying government money market fund will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying government money market funds in which it invests.
U.S. Government Agency Obligations: Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk.
Valuation: Many factors may influence the price at which a portfolio could sell any particular portfolio investment. The sales price may well differ — higher or lower — from the portfolio's last valuation, and such differences could be significant, particularly for illiquid securities, securities priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the portfolio may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive a greater or lesser number of shares, or greater or lower redemption proceeds, than they would have received if the portfolio had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before a portfolio determines its net asset value. The portfolio’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Value Investing: The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, undervaluation may become more severe, or that a stock considered to be undervalued may actually be appropriately priced. A portfolio may underperform other equity portfolios that use different investing styles. A portfolio may also underperform other equity portfolios using the value style. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Volatility Constraints: Certain portfolios are subject to volatility constraints. Under these constraints, the maximum amount of exposure to the equities of the portfolio is based, in part, on the level of volatility of and changes in the equity markets. The constraints are intended to improve absolute and risk-adjusted returns but may not work as intended. The constraints may result in the portfolio not achieving its stated asset mix goal. The constraints are based on algorithms. If the algorithms prove to be incorrect or incomplete, any decisions made in reliance thereon expose the portfolio to additional risks. The use of algorithms has inherent risks, and the success of relying on or otherwise using an algorithm depends, among other things, on the validity, accuracy and completeness of the algorithm’s development, implementation and maintenance; on the algorithm’s assumptions and methodologies; and on the accuracy and reliability of the supplied data. Because market conditions change, sometimes rapidly and unpredictably, the success of the constraints also will be subject to the sub-adviser’s ability to implement the constraints in a timely and efficient manner. The constraints may result in periods of underperformance, may limit the portfolio’s ability to participate in rising markets, may increase transaction costs at the portfolio and/or underlying portfolio level, and may result in substantial losses if they do not work as intended. The constraints also serve to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The constraints also may have the effect of limiting the amount of guaranteed benefits. The portfolio’s performance may be lower than similar portfolios that are not subject to volatility constraints. The use of derivatives in connection with the volatility constraints may expose the portfolio to different and potentially greater risks than if it had only invested directly in underlying portfolios.
Volatility Target: Certain portfolios utilize an investment strategy that focuses on the management of portfolio volatility. There can be no assurance that the portfolio will meet its annualized volatility target. The annualized volatility target is intended to reduce the overall risk of investing in the portfolio but may not work as intended, may result in periods of underperformance , may limit the portfolio’s ability to participate in rising markets and may increase transaction costs. The annualized volatility target also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The annualized volatility target also may have the effect of limiting the amount of guaranteed benefits. The portfolio’s performance may be lower than similar portfolios that are not managed to an annualized volatility target.

Warrants and Rights: Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.
Yield: The amount of income received by a portfolio will go up or down depending on variations in short-term interest rates, and when interest rates are very low the portfolio's expenses could absorb all or a significant portion of the portfolio's income.
Yield (Transamerica Aegon Government Money Market VP): A money market portfolio invests in short-term money market instruments. As a result, the amount of income received by the money market portfolio will go up or down depending on variations in short-term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, the money market portfolio's expenses could absorb all or a significant portion of the money market portfolio's income, and, if a money market portfolio's expenses exceed the money market portfolio's income, a money market portfolio may be unable to maintain its $1.00 share price. If interest rates increase, a money market portfolio's yield may not increase proportionately. For example, TAM may discontinue any temporary voluntary fee limitation or recoup expenses previously forgone or reimbursed. A money market portfolio is also required to maintain liquidity levels based on the characteristics and anticipated liquidity needs of its shareholders and a portfolio with greater liquidity needs may have a lower yield than money market funds with a different shareholder base. A money market portfolio may hold cash uninvested and, if so, will not earn income on those assets.
Zero Coupon Bonds: Zero coupon bonds pay no interest during the life of the obligation but trade at prices below their stated maturity value. Although these securities lock in a rate of return to maturity, they may be subject to greater fluctuations in market value than securities that pay interest periodically.
MORE ON CERTAIN ADDITIONAL RISKS:
The following provides additional risk information regarding investing in the portfolios.
Absence of Regulation: A portfolio may engage in over-the-counter (“OTC”) transactions, which trade in a dealer network, rather than on an exchange. In general, there is less governmental regulation and supervision of transactions in the OTC markets than of transactions entered into on organized exchanges. Transactions in the OTC markets also are subject to the credit risk of the counterparty.
Cash Management and Defensive Investing: The value of investments held by a portfolio for cash management or defensive investing purposes can fluctuate. Like other fixed income securities, cash and cash equivalent securities are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will be subject to the credit risk of the depository institution holding the cash, it will not earn income on the cash and the portfolio’s yield will go down. If a significant amount of the portfolio’s assets are used for cash management or defensive investing purposes, it may not achieve its investment objective.
Conflicts of Interest: TAM and its affiliates are engaged in a variety of businesses and have interests other than that of managing the portfolios. The broad range of activities and interests of TAM and its affiliates gives rise to actual, potential and perceived conflicts of interest that could affect the portfolios and their shareholders.
The performance of certain portfolios may impact the financial exposure of the Transamerica insurance companies under guarantees that those companies provide as issuers of variable insurance contracts. TAM’s investment decisions and the design of portfolios may be influenced by this. For example, a portfolio being managed or designed in a more conservative fashion may help reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under variable insurance contracts and facilitate their provision of those guaranteed benefits and may also have the effect of limiting the amount of guaranteed benefits.
TAM serves as investment manager to certain funds of funds that invest in affiliated underlying funds and is subject to conflicts of interest in allocating the funds of funds’ assets among the underlying funds. TAM may have an incentive to allocate the funds of funds’ assets to those underlying funds for which the net management fees payable to TAM are higher than the fees payable by other underlying funds or to those underlying funds for which an affiliate of TAM serves as the sub-adviser. Sub-advisers to certain funds of funds may also be conflicted in allocating the funds of funds’ assets among underlying funds.
TAM may have a financial incentive to implement or not to implement certain changes to the portfolios. TAM may, from time to time, recommend a change in sub-adviser or a fund combination. TAM will benefit to the extent that an affiliated sub-adviser replaces an unaffiliated sub-adviser or additional assets are combined into a portfolio having a higher net advisory fee payable to TAM and/or that is sub-advised by an affiliate of TAM. TAM will also benefit to the extent that it replaces a sub-adviser with a new sub-adviser with a lower sub-advisory fee.

TAM manages other funds and products that have investment objectives similar to those of the portfolios and/or engage in transactions in the same types of securities and instruments as the portfolios. Such transactions could affect the prices and availability of the securities and instruments in which a portfolio invests, and could have an adverse impact on the portfolio’s performance. These other accounts and products may buy or sell positions while the portfolios are undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the portfolios. A position taken by TAM, on behalf of one or more other funds or products, may be contrary to a position taken on behalf of a portfolio or may be adverse to a company or issuer in which the portfolio has invested.
A further discussion of conflicts of interest appears in the Statement of Additional Information.
Cybersecurity: Cybersecurity incidents may allow an unauthorized party to gain access to portfolio assets, customer data (including private shareholder information), or proprietary information, or cause a portfolio, TAM, a sub-adviser and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality.
Expenses: Your actual costs of investing in a portfolio may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease, or if a fee limitation is changed or terminated, or with respect to a newly offered portfolio or class, if average net assets are lower than estimated. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.
Inflation: The value of assets or income from investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of a portfolio’s assets can decline as can the value of the portfolio’s distributions.
Investments by Asset Allocation Funds: Transamerica 60/40 Allocation VP, Transamerica JPMorgan Asset Allocation – Conservative VP, Transamerica JPMorgan Asset Allocation – Growth VP, Transamerica JPMorgan Asset Allocation – Moderate Growth VP, Transamerica JPMorgan Asset Allocation – Moderate VP, Transamerica BlackRock Tactical Allocation VP, Transamerica JPMorgan International Moderate Growth VP, Transamerica Madison Balanced Allocation VP, Transamerica Madison Conservative Allocation VP and Transamerica Multi-Manager Alternative Strategies VP, each separate series of Transamerica Series Trust, are asset allocation funds (the “Asset Allocation Funds”) that invest in certain underlying series of Transamerica Series Trust and may own a significant portion of the shares of an underlying portfolio.
Transactions by the Asset Allocation Funds may be disruptive to the management of an underlying portfolio. An underlying portfolio may experience large redemptions or investments due to transactions in portfolio shares by the Asset Allocation Funds. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on an underlying portfolio's performance. In the event of such redemptions or investments, an underlying portfolio could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase an underlying portfolio's brokerage and/or other transaction costs. In addition, when an Asset Allocation Fund owns a substantial portion of an underlying portfolio's shares, a large redemption by the Asset Allocation Fund could cause actual expenses to increase, or could result in the underlying portfolio's current expenses being allocated over a smaller asset base, leading to an increase in the underlying portfolio's expense ratio. Redemptions of underlying portfolio shares could also accelerate the realization of taxable capital gains in an underlying portfolio if sales of securities result in capital gains. The impact of these transactions is likely to be greater when an Asset Allocation Fund purchases, redeems, or owns a substantial portion of an underlying portfolio's shares.
When possible, TAM and/or the sub-adviser will consider how to minimize these potential adverse effects, and may take such actions as it deems appropriate to address potential adverse effects, including carrying out the transactions over a period of time, although there can be no assurance that such actions will be successful.
Operational: Your ability to transact with a portfolio or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology (including as a result of cybersecurity incidents), changes in personnel, and errors caused by third party service providers or trading counterparties. It is not possible to identify all of the operational risks that may affect a portfolio or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. A portfolio and its shareholders could be negatively impacted as a result.
Redemption: A portfolio may experience periods of heavy redemptions that could cause the portfolio to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. In that event, the value of your investment in the portfolio would go down. Redemption risk is greater to the extent that a portfolio has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in a portfolio could hurt performance and/or cause the remaining shareholders in the portfolio to lose money. Further, if one decision maker exercises control over portfolio shares owned by other portfolio shareholders, including clients or affiliates of the investment manager and/or sub-advisers, redemptions by these shareholders may further increase the impact on the portfolio.

Regulatory: The U.S. government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional U.S. or other regulations may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives. The Dodd-Frank Wall Street Reform Act (the “Reform Act”) substantially increases regulation of the over-the-counter (“OTC”) derivatives market and participants in that market, including imposing clearing and reporting requirements on transactions involving instruments that fall within the Reform Act’s definition of “swap” and “security-based swap,” which terms generally include OTC derivatives, and imposing registration and potential substantive requirements on certain swap and security-based swap market participants. In addition, under the Reform Act, a portfolio may be subject to additional recordkeeping and reporting requirements. Other future regulatory developments may also impact a portfolio’s ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which a portfolio itself is regulated. The impact of any new governmental regulation that may be implemented on the ability of a portfolio to use swaps or any other financial derivative product is not known at this time, and there can be no assurance that any new governmental regulation will not adversely affect the portfolio’s ability to achieve its investment objective.
Securities Lending: Each portfolio, except as noted below, may lend securities to other financial institutions that provide cash, cash equivalents, or U.S. government or agency securities as collateral. When a portfolio lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the portfolio will also receive a fee or interest on the collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.
The Asset Allocation Funds and Transamerica Aegon Government Money Market VP do not participate in securities lending.
Strategy: Securities and investment strategies with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other funds that employ a different style or strategy. A portfolio may employ a combination of styles that impact its risk characteristics.
Tax: In order to qualify for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), each portfolio must meet certain requirements regarding the composition of its income, the diversification of its assets, and the amounts of its distributions. In particular, a portfolio must generally diversify its holdings so that, at the end of each quarter of each taxable year, at least 50% of the value of the portfolio’s total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the portfolio’s total assets and to not more than 10% of the outstanding voting securities of such issuer. If a portfolio were to fail to meet any of these requirements, the portfolio might not be eligible for treatment as a RIC, in which case it would be subject to federal income tax on its net income at corporate rates (without reduction for distributions to shareholders). The portfolio may be able to preserve its RIC qualification by meeting certain conditions, in which case it may be subject to certain additional taxes.
Any income a portfolio derives from investments in certain hard asset ETFs, such as certain commodity ETFs, and from other non-qualifying sources must be limited to a maximum of 10% of the portfolio’s gross income. If a portfolio fails to meet the 10% requirement, the portfolio may be subject to the federal income tax consequences described in the preceding paragraph. A portfolio may invest no more than 25% of its total assets in the securities of entities treated as qualified publicly traded partnerships for federal income tax purposes. If a portfolio fails to meet the 25% requirement, the portfolio may be subject to the federal income tax consequences described in the preceding paragraph.
To Be Announced (TBA) Transactions: Although the securities that are delivered in TBA transactions must meet certain standards, there is a risk that the actual securities received by a portfolio may be less favorable than what was anticipated when entering into the transaction. TBA transactions also involve the risk that a counterparty will fail to deliver the security, exposing the portfolio to further losses. Whether or not the portfolio takes delivery of the securities at the termination date of a TBA transaction, it will nonetheless be exposed to changes in the value of the underlying investments during the term of the agreement.
Please note that there are other factors that could adversely affect your investment in a portfolio and that could prevent the portfolio from achieving its investment objective. More information about risks appears in the Statement of Additional Information. Before investing, you should carefully consider the risks that you will assume.

Shareholder Information

Management of Transamerica Series Trust
The Board of Trustees is responsible for overseeing the management and business affairs of Transamerica Series Trust. It oversees the operation of Transamerica Series Trust by its officers. It also reviews the management of each portfolio’s assets by the investment manager and sub-advisers. Information about the Trustees and executive officers of Transamerica Series Trust is contained in the Statement of Additional Information (“SAI”).
Investment Manager
Transamerica Asset Management, Inc. (“TAM” ), located at 1801 California Street, Suite 5200, Denver, CO 80202, serves as investment manager for Transamerica Series Trust. TAM provides continuous and regular investment management services to the portfolios. TAM is responsible for all aspects of the day-to-day management of Transamerica 60/40 Allocation VP. For each of the other portfolios, TAM currently acts as a “manager of managers” and hires investment sub-advisers to furnish investment advice and recommendations and has entered into a sub-advisory agreement with each portfolio’s sub-adviser. In acting as a manager of managers, TAM provides investment management services that include, without limitation, selection, proactive oversight and monitoring of sub-advisers, daily monitoring of the sub-advisers’ buying and selling of securities for the portfolios and regular review and evaluation of sub-adviser performance and adherence to investment style and process. TAM’s management services include, among other things, the provision of supervisory, compliance and administrative services to each portfolio. More information on the investment management services rendered by TAM is included in the SAI. TAM is paid investment management fees for its service as investment manager to each portfolio. These fees are calculated on the average daily net assets of each portfolio.
TAM has been a registered investment adviser since 1996. As of December 31, 2017, TAM has approximately $77 billion in total assets under management. TAM is also registered as a commodity pool operator under the Commodity Exchange Act with respect to Transamerica ProFund UltraBear VP, Transamerica American Funds Managed Risk VP, Transamerica BlackRock Global Allocation Managed Risk - Balanced VP, Transamerica BlackRock Global Allocation Managed Risk - Growth VP and Transamerica Multi-Manager Alternative Strategies VP. The remaining portfolios are operated by TAM pursuant to an exclusion from registration as a commodity pool operator under the Commodity Exchange Act.
TAM is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) (77%) and AUSA Holding, LLC (“AUSA”) (23%), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.
Information contained in this prospectus may apply to portfolios of Transamerica Series Trust not offered in your policy or contract.
TAM acts as a manager of managers for the portfolios pursuant to an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) (Release IC- 23379 dated August 5, 1998). TAM has responsibility, subject to oversight by the Board of Trustees, to, among other matters, oversee and monitor sub-advisers, recommend selection of sub-advisers and recommend changes to sub-advisers where it believes appropriate or advisable. The exemptive order permits TAM, subject to certain conditions including the approval of the Board of Trustees, but without the approval of the applicable portfolio’s shareholders, to:
(1)	employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;
(2)	materially change the terms of any sub-advisory agreement; and
(3)	continue the employment of an existing sub-adviser on sub-advisory contract terms where a contract has been assigned because of a change of control of the sub-adviser.
Pursuant to the exemptive order, each portfolio has agreed to provide certain information about new sub-advisers and new sub-advisory agreements to its shareholders.
Legal Proceedings
A previously disclosed ongoing investigation by the Securities and Exchange Commission’s Division of Enforcement may lead to legal proceedings against Aegon USA Investment Management, LLC (“AUIM”), Transamerica Asset Management, Inc. (“TAM”) and/or Transamerica Capital, Inc. (“TCI”). These legal proceedings could have a material adverse effect on one or more of these entities. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds. The funds do not know the timing or outcome of any possible proceeding, including whether any proceeding is likely to have a material adverse impact on the funds, AUIM, TAM or TCI.

The investigation relates to errors in the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds, as well as in the operation and/or implementation of an asset allocation model and volatility guidelines utilized by AUIM when it served as sub-adviser to certain Transamerica asset allocation funds. The investigation also concerns whether appropriate disclosures were made regarding these matters. The tactical funds are Transamerica Dynamic Income (formerly, Transamerica Tactical Income), Transamerica Dynamic Allocation (formerly, Transamerica Tactical Rotation) and Transamerica Dynamic Allocation II (formerly, Transamerica Tactical Allocation, and now reorganized into Transamerica Dynamic Allocation). The asset allocation funds are Transamerica Managed Risk – Conservative ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Conservative VP and Transamerica Index 35 VP), Transamerica Managed Risk – Balanced ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Balanced VP and Transamerica Index 50 VP), Transamerica Managed Risk – Growth ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Growth VP and Transamerica Index 75 VP), Transamerica QS Investors Active Asset Allocation – Conservative VP (formerly, Transamerica Aegon Active Asset Allocation – Conservative VP), Transamerica QS Investors Active Asset Allocation – Moderate VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate VP) and Transamerica QS Investors Active Asset Allocation – Moderate Growth VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate Growth VP).
AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015. Expert analyses provided to the portfolios indicate that errors in the models and guidelines did not have a material adverse impact on portfolio performance.
The portfolios are affected by many factors and risks: for example, the risk that sub-advisers' judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the portfolios to lose value. See “Principal Risks” in the prospectus.
Management Fees Paid for the Fiscal Year Ended December 31, 2017
For the fiscal year ended December 31, 2017, each portfolio paid the following management fee as a percentage of its average daily net assets :
Name of Fund	Management Fees (after waivers/expense reimbursements and recapture)
Transamerica AB Dynamic Allocation VP	0.76%
Transamerica Aegon Government Money Market VP	0.42%
Transamerica Aegon High Yield Bond VP	0.58%
Transamerica Aegon U.S. Government Securities VP	0.58%
Transamerica American Funds Managed Risk VP	0.53%
Transamerica Barrow Hanley Dividend Focused VP	0.68%
Transamerica BlackRock Equity Smart Beta 100 VP	0.23%
Transamerica BlackRock Global Allocation VP	0.71%
Transamerica BlackRock Global Allocation Managed Risk - Balanced VP	0.29%
Transamerica BlackRock Global Allocation Managed Risk - Growth VP	0.31%
Transamerica BlackRock Smart Beta 50 VP	0.25%
Transamerica BlackRock Smart Beta 75 VP	0.19%
Transamerica BlackRock Tactical Allocation VP	0.12%
Transamerica Clarion Global Real Estate Securities VP	0.82%
Transamerica Greystone International Growth VP	0.91%
Transamerica Janus Balanced VP	0.73%
Transamerica Janus Mid-Cap Growth VP	0.79%
Transamerica Jennison Growth VP	0.75%
Transamerica JPMorgan Asset Allocation - Conservative VP	0.12%
Transamerica JPMorgan Asset Allocation - Growth VP	0.12%
Transamerica JPMorgan Asset Allocation - Moderate Growth VP	0.12%
Transamerica JPMorgan Asset Allocation - Moderate VP	0.12%
Transamerica JPMorgan Core Bond VP	0.47%
Transamerica JPMorgan Enhanced Index VP	0.66%
Transamerica JPMorgan International Moderate Growth VP	0.12%
Transamerica JPMorgan Mid Cap Value VP	0.84%

Name of Fund	Management Fees (after waivers/expense reimbursements and recapture)
Transamerica JPMorgan Tactical Allocation VP	0.70%
Transamerica Legg Mason Dynamic Allocation - Balanced VP	0.58%
Transamerica Legg Mason Dynamic Allocation - Growth VP	0.61%
Transamerica Madison Balanced Allocation VP	0.18%
Transamerica Madison Conservative Allocation VP	0.18%
Transamerica Madison Diversified Income VP	0.76%
Transamerica Managed Risk - Balanced ETF VP	0.30%
Transamerica Managed Risk - Conservative ETF VP	0.31%
Transamerica Managed Risk - Growth ETF VP	0.30%
Transamerica Market Participation Strategy VP	0.68%
Transamerica Morgan Stanley Capital Growth VP	0.83%
Transamerica Multi-Managed Balanced VP	0.63%
Transamerica Multi-Manager Alternative Strategies VP	0.00%
Transamerica PIMCO Tactical - Balanced VP	0.80%
Transamerica PIMCO Tactical - Conservative VP	0.79%
Transamerica PIMCO Tactical - Growth VP	0.82%
Transamerica PIMCO Total Return VP	0.62%
Transamerica PineBridge Inflation Opportunities VP	0.58%
Transamerica ProFund UltraBear VP	0.85%
Transamerica QS Investors Active Asset Allocation - Conservative VP	0.55%
Transamerica QS Investors Active Asset Allocation - Moderate Growth VP	0.55%
Transamerica QS Investors Active Asset Allocation - Moderate VP	0.54%
Transamerica Small/Mid Cap Value VP	0.78%
Transamerica T. Rowe Price Small Cap VP	0.78%
Transamerica Torray Concentrated Growth VP	0.68%
Transamerica TS&W International Equity VP	0.77%
Transamerica WMC US Growth VP	0.67%
Transamerica WMC US Growth II VP	0.08%
As of the date of this prospectus, Transamerica 60/40 Allocation VP had not operated for a full fiscal year, so no management fee is shown for the fiscal year ended December 31, 2017. Contractual management fees are 0.30% of the first $1 billion and 0.28% in excess of $1 billion of average daily net assets.
As of the date of this prospectus, Transamerica International Equity Index VP had not operated for a full fiscal year, so no management fee is shown for the fiscal year ended December 31, 2017. Contractual management fees are 0.11% of average daily net assets.
As of the date of this prospectus, Transamerica Levin Large Cap Value VP had not operated for a full fiscal year, so no management fee is shown. Contractual management fees are 0.68% of the first $750 million; 0.65% over $750 million up to $1 billion; and 0.63% in excess of $1 billion in average daily net assets.
As of the date of this prospectus, Transamerica U.S. Equity Index VP had not operated for a full fiscal year, so no management fee is shown for the fiscal year ended December 31, 2017. Contractual management fees are 0.08% of average daily net assets.
Recent Management Fee Changes
Transamerica American Funds Managed Risk VP: Effective August 1, 2017, the management fee is 0.53% of the first $2 billion; 0.52% over $2 billion up to $4 billion; 0.50% over $4 billion up to $6 billion; 0.49% over $6 billion up to $8 billion; 0.48% over $8 billion up to $10 billion; and 0.46% in excess of $10 billion in average daily net assets. Prior to August 1, 2017, the management fee was 0.53% of the first $5 billion; 0.52% over $5 billion up to $10 billion; and 0.46% in excess of $10 billion.
Transamerica BlackRock Global Allocation Managed Risk – Balanced VP: Effective August 1, 2017, the management fee is 0.28% of the first $2 billion; 0.27% over $2 billion up to $4 billion; 0.25% over $4 billion up to $6 billion; 0.24% over $6 billion up to $8 billion; 0.23% over $8 billion up to $10 billion; and 0.22% in excess of $10 billion in average daily net assets. Prior to August 1, 2017, the management fee was 0.28% of the first $5 billion; 0.27% over $5 billion up to $10 billion; and 0.22% in excess of $10 billion.

Transamerica BlackRock Global Allocation Managed Risk – Growth VP: Effective August 1, 2017, the management fee is 0.30% of the first $2 billion; 0.29% over $2 billion up to $4 billion; 0.27% over $4 billion up to $6 billion; 0.26% over $6 billion up to $8 billion; 0.25% over $8 billion up to $10 billion; and 0.24% in excess of $10 billion in average daily net assets. Prior to August 1, 2017, the management fee was 0.30% of the first $5 billion; 0.29% over $5 billion up to $10 billion; and 0.24% in excess of $10 billion.
Transamerica Greystone International Growth VP: Effective May 1, 2018, the management fee is 0.77% of the first $500 million; 0.76% over $500 million up to $1 billion; 0.71% over $1 billion up to $2 billion; 0.695% over $2 billion up to $3 billion; and 0.68% in excess of $3 billion in average daily net assets. For the period beginning August 1, 2017 through May 1, 2018, the management fee was 0.905% of the first $500 million; 0.88% over $500 million up to $1 billion; 0.83% over $1 billion up to $1.5 billion; 0.805% over $1.5 billion up to $2 billion; and 0.78% in excess of $2 billion in average daily net assets. Prior to August 1, 2017, the management fee was 0.93% of the first $250 million; 0.905% over $250 million up to $500 million; 0.88% over $500 million up to $1 billion; and 0.83% in excess of $1 billion.
Transamerica JPMorgan Core Bond VP: Effective August 1, 2017, the management fee is 0.45% of the first $750 million; 0.39% over $750 million up to $1 billion; 0.375% over $1 billion up to $1.5 billion; 0.37% over $1.5 billion up to $3 billion; and 0.365% in excess of $3 billion in average daily net assets. Prior to August 1, 2017, the management fee was 0.48% of the first $750 million; 0.43% over $750 million up to $1 billion; and 0.405% in excess of $1 billion.
Transamerica Legg Mason Dynamic Allocation – Balanced VP: Effective November 1, 2017, the management fee is 0.57% of the first $750 million; 0.56% over $750 million up to $1.5 billion; 0.54% over $1.5 billion up to $2.5 billion; 0.52% over $2.5 billion up to $3 billion; and 0.51% in excess of $3 billion in average daily net assets. Prior to November 1, 2017, the management fee was 0.61% of the first $350 million; 0.59% over $350 million up to $750 million; 0.56% over $750 million up to $1.5 billion; and 0.54% in excess of $1.5 billion in average daily net assets.
Transamerica Legg Mason Dynamic Allocation – Growth VP: Effective November 1, 2017, the management fee is 0.58% of the first $750 million; 0.57% over $750 million up to $1.5 billion; 0.55% over $1.5 billion up to $2.5 billion; 0.53% over $2.5 billion up to $3 billion; and 0.52% in excess of $3 billion in average daily net assets. Prior to November 1, 2017, the management fee was 0.63% of the first $250 million; 0.60% over $250 million up to $750 million; 0.57% over $750 million up to $1 billion; 0.56% over $1 billion up to $1.5 billion; and 0.55% over $1.5 billion in average daily net assets.
Transamerica Madison Diversified Income VP: Effective August 1, 2017, the management fee is 0.73% of the first $500 million; 0.70% over $500 million up to $1 billion; and 0.68% in excess of $1 billion in average daily net assets. Prior to August 1, 2017, the management fee was 0.78% of average daily net assets.
Transamerica Multi-Manager Alternative Strategies VP: Effective July 7, 2017, the management fee is 0.1925% of the first $500 million; 0.1725% over $500 million up to $1 billion; 0.1525% over $1 billion up to $2 billion; and 0.1425% in excess of $2 billion of average daily net assets. Prior to July 7, 2017, the management fee was 0.2225% of the first $500 million; 0.2125% over $500 million up to $1 billion; and 0.2025% in excess of $1 billion.
Except as noted below, a discussion regarding the Board of Trustees’ approval of each portfolio’s investment management agreement is available in the portfolio’s semi-annual report, dated June 30, 2017.
A discussion regarding the Board of Trustee’s approval of the investment management agreement for each of Transamerica TS&W International Equity VP, Transamerica Small/Mid Cap Value VP, Transamerica Barrow Hanley Dividend Focused VP, Transamerica Levin Large Cap Value VP and Transamerica Multi-Manager Alternative Strategies VP, is available in each portfolio’s annual report dated December 31, 2017.
A discussion regarding the Board of Trustees’ approval of the investment management agreement for each of Transamerica 60/40 Allocation VP, Transamerica Greystone International Growth VP and Transamerica Multi-Manager Alternative Strategies VP will be available in each portfolio’s semi-annual report for the six-month period ended June 30, 2018.

Sub-Adviser(s)
Pursuant to an Investment Sub-advisory Agreement between TAM and each sub-adviser on behalf of the respective portfolio, each sub-adviser shall provide day-to-day investment advice and recommendations for the portfolio.
Each sub-adviser receives compensation from TAM.
Portfolio	Sub-Adviser	Sub-Adviser Address
Transamerica Aegon Government Money Market VP	Aegon USA Investment Management, LLC	4333 Edgewood Road NE Cedar Rapids, IA 52499
Transamerica Aegon High Yield Bond VP
Transamerica Aegon U.S. Government Securities VP
Transamerica Multi-Managed Balanced VP

Transamerica AB Dynamic Allocation VP	AllianceBernstein L.P.	1345 Avenue of the Americas New York, NY 10105

Transamerica Barrow Hanley Dividend Focused VP	Barrow, Hanley, Mewhinney & Strauss, LLC	2200 Ross Avenue, 31st Floor Dallas, TX 75201

Transamerica BlackRock Tactical Allocation VP	BlackRock Financial Management, Inc.	55 East 52nd Street New York, NY 10055

Transamerica BlackRock Equity Smart Beta 100 VP	BlackRock Investment Management, LLC	1 University Square Drive Princeton, NJ 08540-6455
Transamerica BlackRock Global Allocation VP
Transamerica BlackRock Smart Beta 50 VP
Transamerica BlackRock Smart Beta 75 VP

Transamerica Clarion Global Real Estate Securities VP	CBRE Clarion Securities LLC	201 King of Prussia Road Suite 600 Radnor, PA 19087

Transamerica Multi-Manager Alternative Strategies VP	Goldman Sachs Asset Management, L.P.	200 West Street New York, NY 10282

Transamerica Greystone International Growth VP	Greystone Managed Investments Inc.	300-1230 Blackfoot Drive Regina, Saskatchewan S4S 7G4, Canada

Transamerica Janus Balanced VP	Janus Capital Management LLC	151 Detroit Street Denver, CO 80206
Transamerica Janus Mid-Cap Growth VP

Transamerica Jennison Growth VP	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

Transamerica JPMorgan Asset Allocation – Conservative VP	J.P. Morgan Investment Management Inc.	270 Park Avenue New York, NY 10017
Transamerica JPMorgan Asset Allocation – Growth VP
Transamerica JPMorgan Asset Allocation – Moderate Growth VP
Transamerica JPMorgan Asset Allocation – Moderate VP
Transamerica JPMorgan Core Bond VP
Transamerica JPMorgan Enhanced Index VP
Transamerica JPMorgan International Moderate Growth VP
Transamerica JPMorgan Mid Cap Value VP
Transamerica JPMorgan Tactical Allocation VP
Transamerica Multi-Managed Balanced VP

Portfolio	Sub-Adviser	Sub-Adviser Address
Transamerica Levin Large Cap Value VP	Levin Capital Strategies, L.P.	595 Madison Avenue, 17th Floor, New York, NY 10022

Transamerica Madison Balanced Allocation VP	Madison Asset Management, LLC	550 Science Drive Madison, WI 53711
Transamerica Madison Conservative Allocation VP
Transamerica Madison Diversified Income VP

Transamerica American Funds Managed Risk VP Transamerica BlackRock Global Allocation Managed Risk - Balanced VP	Milliman Financial Risk Management LLC	71 S. Wacker Drive 31st Floor Chicago, IL 60606
Transamerica BlackRock Global Allocation Managed Risk - Growth VP
Transamerica Managed Risk – Balanced ETF VP
Transamerica Managed Risk – Conservative ETF VP
Transamerica Managed Risk – Growth ETF VP

Transamerica Morgan Stanley Capital Growth VP	Morgan Stanley Investment Management Inc.	522 Fifth Avenue New York, NY 10036

Transamerica PIMCO Tactical – Balanced VP	Pacific Investment Management Company LLC	650 Newport Center Drive Newport Beach, CA 92660
Transamerica PIMCO Tactical – Conservative VP
Transamerica PIMCO Tactical – Growth VP
Transamerica PIMCO Total Return VP

Transamerica PineBridge Inflation Opportunities VP	PineBridge Investments LLC	339 Park Avenue, 4th Floor New York, NY 10022
Transamerica ProFund UltraBear VP	ProFund Advisors LLC	7501 Wisconsin Avenue, Suite 1000E Bethesda, MD 20814

Transamerica QS Investors Active Asset Allocation – Conservative VP	QS Investors, LLC	880 Third Avenue New York, NY 10022
Transamerica QS Investors Active Asset Allocation – Moderate Growth VP
Transamerica QS Investors Active Asset Allocation – Moderate VP

Transamerica Legg Mason Dynamic Allocation – Balanced VP	QS Investors, LLC	880 Third Avenue New York, NY 10022
Transamerica Legg Mason Dynamic Allocation – Growth VP	Sub-sub-adviser: Western Asset Management Company	385 East Colorado Boulevard Pasadena, CA 91101

Transamerica Market Participation Strategy VP	Quantitative Management Associates LLC	2 Gateway Center, 6th Floor Newark, NJ 07102

Transamerica International Equity Index VP	SSGA Funds Management, Inc.	One Iron Street Boston, Massachusetts 02210
Transamerica U.S. Equity Index VP

Transamerica Small/Mid Cap Value VP	Systematic Financial Management, L.P.	300 Frank W. Burr Blvd. Glenpointe East 7th Floor Teaneck, NJ 07666

Portfolio	Sub-Adviser	Sub-Adviser Address
Transamerica T. Rowe Price Small Cap VP	T. Rowe Price Associates, Inc.	100 East Pratt Street Baltimore, MD 21202

Transamerica Torray Concentrated Growth VP	Torray LLC	7501 Wisconsin Avenue Suite 750W Bethesda, Maryland 20814

Transamerica Small/Mid Cap Value VP	Thompson, Siegel & Walmsley LLC	6641 West Broad Street, Suite 600 Richmond, VA 23230
Transamerica TS&W International Equity VP

Transamerica WMC US Growth VP	Wellington Management Company LLP	280 Congress Street Boston, MA 02210
Transamerica WMC US Growth II VP

Further Information About Each Sub-Adviser
Aegon USA Investment Management, LLC, a wholly-owned and indirect subsidiary of Aegon N.V., has been a registered investment adviser since December 2001. As of December 31, 2017, Aegon USA Investment Management, LLC has approximately $104.6 billion in total assets under management.
AllianceBernstein L.P., a subsidiary of AXA, has been a registered investment adviser since 1971. As of December 31, 2017, AllianceBernstein L.P. has approximately $554 billion in total assets under management.
Barrow, Hanley, Mewhinney & Strauss, LLC, a subsidiary of BrightSphere Investment Group plc, a New York Stock Exchange listed company, has been a registered investment adviser since 1979. As of December 31, 2017, Barrow, Hanley, Mewhinney & Strauss, LLC has approximately $91.7 billion in total assets under management.
BlackRock Financial Management, Inc. and BlackRock Investment Management, LLC, each a wholly owned and indirect subsidiary of BlackRock, Inc., have been registered investment advisers since 1988. As of December 31, 2017, BlackRock, Inc. has approximately $6.288 trillion in total assets under management.
CBRE Clarion Securities LLC, a subsidiary of CBRE Group, Inc., has been a registered investment adviser since 1969 (including its predecessor firm). As of December 31, 2017, CBRE Clarion Securities LLC has approximately $14.7 billion in total assets under management.
Goldman Sachs Asset Management, L.P., an affiliate of Goldman Sachs & Co. LLC, has been a registered investment adviser since 1990. As of December 31, 2017, Goldman Sachs Asset Management, L.P. had approximately $1.29 trillion in total assets under management.
Greystone Managed Investments Inc. (“Greystone”) has been a registered investment adviser since March 2016. As of December 31, 2017, Greystone had approximately $26.9 billion in total assets under management. Greystone is a wholly-owned subsidiary of Greystone Capital Management Inc., a company formed in 1988 and registered in Saskatchewan as an adviser in the category of portfolio manager.
Janus Capital Management LLC, an indirect subsidiary of Janus Henderson Group plc, together with its predecessors, has served as an investment adviser since 1969. Janus Capital Management LLC currently serves as investment adviser or sub-adviser to separately managed accounts, mutual funds, as well as commingled pools or private funds, and wrap fee accounts. As of December 31, 2017, Janus Henderson Group plc has approximately $370.8 billion in total assets under management.
Jennison Associates LLC is organized under the laws of Delaware as a single member limited liability company whose sole member is PGIM, Inc. (formerly, Prudential Investment Management, Inc.), which is a direct, wholly-owned subsidiary of PGIM Holding Company LLC (formerly, Prudential Asset Management Holding Company LLC), which is a direct, wholly-owned subsidiary of Prudential Financial, Inc. Jennison Associates LLC (including its predecessor, Jennison Associates Capital Corp.), has been a registered investment adviser since 1969. As of December 31, 2017, Jennison Associates LLC has approximately $175.4 billion in total assets under management.
J.P. Morgan Investment Management Inc. is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company. As of December 31, 2017, J.P. Morgan Investment Management Inc. and its affiliates has $1.7 trillion in assets under management.
Levin Capital Strategies, L.P. has been a registered investment adviser since 2006. As of December 31, 2017, Levin Capital Strategies, L.P. has approximately $7.3 billion in total assets under management.

Madison Asset Management, LLC, a subsidiary of Madison Investment Holdings, Inc., has been a registered investment adviser since 2004. As of December 31, 2017, Madison Asset Management, LLC has approximately $5.8 billion in total assets under management, including non-discretionary assets. Madison Investment Holdings, Inc., which has been a registered investment adviser since 1974, and its affiliates had approximately $16.5 billion in total assets under management, including non-discretionary assets.
Milliman Financial Risk Management LLC, a wholly-owned subsidiary of Milliman, Inc., has been a registered investment adviser since 2011. As of December 31, 2017, the Milliman Managed Risk Strategy is included in a range of investment options totaling approximately $153 billion in portfolio value.
Morgan Stanley Investment Management Inc., a subsidiary of Morgan Stanley, has been a registered investment adviser since 1981. As of December 31, 2017, Morgan Stanley Investment Management Inc. has approximately $481.5 billion in total assets under management.
Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary of Allianz Asset Management with minority interests held by certain of its current and former officers, by Allianz Asset Management of America LLC, and by PIMCO Partners, LLC, a California limited liability company. PIMCO Partners, LLC is owned by certain current and former officers of PIMCO. Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE. PIMCO has been a registered investment adviser since 1971. As of December 31, 2017, PIMCO managed $1.75 trillion in assets, including $1.33 trillion in third-party client assets.
PineBridge Investments LLC has been a registered investment adviser since 1983. As of December 31, 2017, PineBridge Investments LLC, including its affiliates, has approximately $85.3 billion in total assets under management.
ProFund Advisors LLC has been a registered investment adviser since 1997. As of December 31, 2017, ProFund Advisors LLC has approximately $4.8 billion in total assets under management.
QS Investors, LLC, a wholly-owned subsidiary of Legg Mason, Inc., has been a registered investment adviser since 2010. As of December 31, 2017, QS Investors, LLC had assets under management of approximately $20.8 billion.
Quantitative Management Associates LLC has been a registered investment adviser since 2004. As of December 31, 2017, Quantitative Management Associates LLC had approximately $137.5 billion in assets under management.
SSGA Funds Management, Inc. has been a registered investment adviser since 2001. As of December 31, 2017, SSGA Funds Management, Inc. has approximately $476.45 billion in total assets under management.
Systematic Financial Management, L.P. has been a registered investment adviser since 1982. Affiliated Managers Group, Inc. (NYSE: AMG), a publicly traded asset management company, holds a majority interest in Systematic Financial Management, L.P. through its wholly-owned subsidiary, Titan NJ LP Holdings LLC. As of December 31, 2017, Systematic Financial Management, L.P. has approximately $5.3 billion in total assets under management.
T. Rowe Price Associates, Inc., a wholly owned subsidiary of T. Rowe Price Group, Inc. has been a registered investment adviser since 1937. As of December 31, 2017, T. Rowe Price Associates, Inc. and its affiliates managed approximately $991.1 billion in total assets under management.
Torray LLC was formed in 2006. Through its predecessor entities, Torray LLC has been a registered investment adviser since 1972. As of December 31, 2017, Torray LLC has approximately $1.1 billion in total assets under management.
Thompson, Siegel & Walmsley LLC is an indirect subsidiary of BrightSphere Investment Group plc, a NYSE listed company. Thompson, Siegel & Walmsley LLC has been a registered investment adviser since 1970. As of December 31, 2017, Thompson, Siegel & Walmsley LLC has approximately $25 billion in total assets under management.
Wellington Management Company LLP, a Delaware limited liability partnership, is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management Company LLP and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management Company LLP is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2017, Wellington Management Company LLP and its investment advisory affiliates had investment management authority with respect to approximately $1.08 trillion in client assets.
Western Asset Management Company, a subsidiary of Legg Mason, Inc., has been a registered investment adviser since 1971. As of December 31, 2017, Western Asset Management Company had investment management authority with respect to approximately $442.2 billion in total assets under management.

Portfolio Manager(s)
Each portfolio is managed by the portfolio manager(s) listed below. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership in each portfolio they manage.
Transamerica 60/40 Allocation VP
Name	Investment Manager	Positions Over Past Five Years
Christopher A. Staples, CFA	Transamerica Asset Management, Inc.	Lead Portfolio Manager of the portfolio since 2018; Employed by Transamerica Asset Management, Inc. since 2004; Senior Vice President and Chief Investment Officer – Advisory Services
Kane Cotton, CFA	Transamerica Asset Management, Inc.	Associate Portfolio Manager of the portfolio since 2018; Employed by Transamerica Asset Management, Inc. since 2014
Sean Serrell, CFA	Transamerica Asset Management, Inc.	Associate Portfolio Manager of the portfolio since 2018; Employed by Transamerica Asset Management, Inc. since 2015
Transamerica AB Dynamic Allocation VP
Name	Sub-Adviser	Positions Over Past Five Years
Brian T. Brugman	AllianceBernstein L.P.	Portfolio Manager of the portfolio since 2016; Employee of AllianceBernstein L.P. since 2007; Quantitative Analyst – Dynamic Asset Allocation (2007 – 2016)
Daniel Loewy, CFA	AllianceBernstein L.P.	Portfolio Manager of the portfolio since 2010; Employee of AllianceBernstein L.P. since 1996; Partner, CIO and Co-Head of Multi Asset Solutions
Transamerica Aegon High Yield Bond VP
Name	Sub-Adviser	Positions Over Past Five Years
Kevin Bakker, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the portfolio since 2009; Co-Head of High Yield since 2017 and Portfolio Manager with Aegon USA Investment Management, LLC since 2007; Senior Research Analyst 2003 – 2007
Benjamin D. Miller, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the portfolio since 2009; Co-Head of High Yield since 2017 and Portfolio Manager with Aegon USA Investment Management, LLC since 2006; Research Analyst 1993 – 2006
James K. Schaeffer, Jr.	Aegon USA Investment Management, LLC	Portfolio Manager of the portfolio since 2011; Portfolio Manager with Aegon USA Investment Management, LLC since 2004; Director of Distressed Debt since 2004; Head of Leveraged Finance since 2014; Co-Head of Public Fixed Income since 2017; and Deputy Chief Investment Officer since 2018
Derek Thoms	Aegon USA Investment Management, LLC	Portfolio Manager of the portfolio since 2016; Portfolio Manager with Aegon USA Investment Management, LLC since 2015. HighYield Trader with Aegon USA Investment Management, LLC 2013 - 2015

Transamerica Aegon U.S. Government Securities VP
Name	Sub-Adviser	Positions Over Past Five Years
Bradley D. Doyle, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the portfolio since 2017; Portfolio Manager with Aegon USA Investment Management, LLC since 2004; Head of Investment Grade Credit
Charles Foster, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the portfolio since 2014; Portfolio Manager with Aegon USA Investment Management, LLC since 2003
Tyler A. Knight, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the portfolio since 2014; Portfolio Manager with Aegon USA Investment Management, LLC since 2008; Head of Structured Finance since 2018
Calvin Norris, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the portfolio since 2014; Portfolio Manager with Aegon USA Investment Management, LLC since 1992
Doug Weih, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the portfolio since 2011; Portfolio Manager with Aegon USA Investment Management, LLC since 2003; Director of Public Securitized Bonds since 2009 and Co-Head of Public Fixed Income since 2017
Transamerica American Funds Managed Risk VP
Name	Sub-Adviser	Positions Over Past Five Years
Adam Schenck, CFA	Milliman Financial Risk Management LLC	Portfolio Manager of the portfolio since 2015; Joined Milliman Financial Risk Management LLC in 2005, Principal and Managing Director
Maria Schiopu	Milliman Financial Risk Management LLC	Portfolio Manager of portfolio since 2018; Joined Milliman Financial Risk Management in 2013; Quantitative Analyst 2013-2016; Director – ETF Research 2017 to present
Transamerica Barrow Hanley Dividend Focused VP
Name	Sub-Adviser	Positions Over Past Five Years
Ray Nixon, Jr.	Barrow, Hanley, Mewhinney & Strauss, LLC	Portfolio Manager of the portfolio since 2013; Portfolio Manager at BHMS since 1994
Brian F. Quinn, CFA	Barrow, Hanley, Mewhinney & Strauss, LLC	Portfolio Manager of the portfolio since 2013; Portfolio Manager with BHMS since 2012; Equity Analyst (2005 – 2012)
Lewis Ropp	Barrow, Hanley, Mewhinney & Strauss, LLC	Portfolio Manager of the portfolio since 2013; Portfolio Manager with BHMS since 2011; Equity Analyst (2001 – 2011)
Transamerica BlackRock Equity Smart Beta 100 VP
Name	Sub-Adviser	Positions Over Past Five Years
Alan Mason	BlackRock Investment Management, LLC	Portfolio Manager of the portfolio since 2016; Managing Director and Head of Americas Portfolio Engineering for the ETF and Index Investments business. Mr. Mason’s service with the firm dates back to 1991.

Name	Sub-Adviser	Positions Over Past Five Years
Amy Whitelaw	BlackRock Investment Management, LLC	Portfolio Manager of the portfolio since 2016; Managing Director, Portfolio Manager and the head of the US Index Asset Allocation Team within the ETF and Index Investments business. Ms. Whitelaw’s service with the firm dates back to 1999, including her years with Barclays Global Investors (BGI), which merged with BlackRock in 2009.
Transamerica BlackRock Global Allocation VP
Name	Sub-Adviser	Positions Over Past Five Years
Dan Chamby, CFA	BlackRock Investment Management, LLC	Managing Director; Member of the Global Allocation Team within BlackRock’s Multi-Asset Strategies Group; Portfolio Manager of the portfolio since 2009; Portfolio Manager with BlackRock Investment Management, LLC since 2003; Research Analyst (1993-2003)
David Clayton, CFA	BlackRock Investment Management, LLC	Managing Director; Member of the Global Allocation Team within BlackRock’s Multi-Asset Strategies Group; Portfolio Manager of the portfolio since 2017; Senior Investor with BlackRock Investment Management, LLC (2010-2016)
Kent Hogshire, CFA	BlackRock Investment Management, LLC	Managing Director; Member of the Global Allocation Team within BlackRock’s Multi-Asset Strategies Group; Portfolio Manager of the portfolio since 2017; Senior Investor with BlackRock Investment Management, LLC (2005-2016); Research Analyst (2000 - 2005)
Russ Koesterich, CFA	BlackRock Investment Management, LLC	Managing Director; Member of the Global Allocation Team within BlackRock’s Multi-Asset Strategies Group; Portfolio Manager of the portfolio since 2017; Head of Asset Allocation of the portfolio (2016), Global Chief Investment Strategist with BlackRock Investment Management, LLC (2012-2016); Chief Investment Strategist with BlackRock Investment Management, LLC (2010-2012)
Transamerica BlackRock Global Allocation Managed Risk – Balanced VP
Name	Sub-Adviser	Positions Over Past Five Years
Adam Schenck, CFA	Milliman Financial Risk Management LLC	Portfolio Manager of the portfolio since 2014; Joined Milliman Financial Risk Management LLC in 2005, Principal and Managing Director
Maria Schiopu	Milliman Financial Risk Management LLC	Portfolio Manager of portfolio since 2018; Joined Milliman Financial Risk Management in 2013; Quantitative Analyst 2013-2016; Director – ETF Research 2017 to present
Transamerica BlackRock Global Allocation Managed Risk – Growth VP
Name	Sub-Adviser	Positions Over Past Five Years
Adam Schenck, CFA	Milliman Financial Risk Management LLC	Portfolio Manager of the portfolio since 2014; Joined Milliman Financial Risk Management LLC in 2005, Principal and Managing Director

Name	Sub-Adviser	Positions Over Past Five Years
Maria Schiopu	Milliman Financial Risk Management LLC	Portfolio Manager of portfolio since 2018; Joined Milliman Financial Risk Management in 2013; Quantitative Analyst 2013-2016; Director – ETF Research 2017 to present
Transamerica BlackRock Smart Beta 50 VP
Name	Sub-Adviser	Positions Over Past Five Years
Alan Mason	BlackRock Investment Management, LLC	Portfolio Manager of the portfolio since 2016; Managing Director and Head of Americas Portfolio Engineering for the ETF and Index Investments business. Mr. Mason’s service with the firm dates back to 1991.
Amy Whitelaw	BlackRock Investment Management, LLC	Portfolio Manager of the portfolio since 2016; Managing Director, Portfolio Manager and the head of the US Index Asset Allocation Team within the ETF and Index Investments business. Ms. Whitelaw’s service with the firm dates back to 1999, including her years with Barclays Global Investors (BGI), which merged with BlackRock in 2009.
Transamerica BlackRock Smart Beta 75 VP
Name	Sub-Adviser	Positions Over Past Five Years
Alan Mason	BlackRock Investment Management, LLC	Portfolio Manager of the portfolio since 2016; Managing Director and Head of Americas Portfolio Engineering for the ETF and Index Investments business. Mr. Mason’s service with the firm dates back to 1991.
Amy Whitelaw	BlackRock Investment Management, LLC	Portfolio Manager of the portfolio since 2016; Managing Director, Portfolio Manager and the head of the US Index Asset Allocation Team within the ETF and Index Investments business. Ms. Whitelaw’s service with the firm dates back to 1999, including her years with Barclays Global Investors (BGI), which merged with BlackRock in 2009.
Transamerica BlackRock Tactical Allocation VP
Name	Sub-Adviser	Positions Over Past Five Years
Philip Green	BlackRock Financial Management, Inc.	Portfolio Manager of the portfolio since 2009; Portfolio Manager with BlackRock Financial Management, Inc. since 1999; Managing Director; Member of the BlackRock Portfolio Management Group (PMG) Asset Allocation Team
Michael Pensky	BlackRock Financial Management, Inc.	Portfolio Manager of the portfolio since 2016; Portfolio Manager with BlackRock Financial Management, Inc. since 2015; Vice President; Member of the BlackRock Portfolio Management Group (PMG) Asset Allocation Team.

Transamerica Clarion Global Real Estate Securities VP
Name	Sub-Adviser	Positions Over Past Five Years
Steven D. Burton, CFA	CBRE Clarion Securities LLC	Portfolio Manager of the portfolio since 2002; Co-Chief Investment Officer of CBRE Clarion Securities; Member of the firm’s Management Committee
T. Ritson Ferguson, CFA	CBRE Clarion Securities LLC	Portfolio Manager of the portfolio since 2002; Chief Executive Officer and Global Chief Investment Officer of CBRE Global Investors and CBRE Clarion Securities; Director of CBRE Clarion Securities; Member of the firm’s Management Committee
Joseph P. Smith, CFA	CBRE Clarion Securities LLC	Portfolio Manager of the portfolio since 2002; President and Co-Chief Investment Officer of CBRE Clarion Securities; Member of the firm’s Management Committee
Transamerica Greystone International Growth VP
Name	Sub-Adviser	Positions Over Past Five Years
Alfred Li, CFA	Greystone Managed Investments Inc.	Portfolio Manager of the portfolio since 2018; employee of Greystone Managed Investments Inc. since 2006; Vice-President & Co-Lead, International Equity
Jeff Tiefenbach, CFA	Greystone Managed Investments Inc.	Portfolio Manager of the portfolio since 2018; employee of Greystone Managed Investments Inc. since 2005; Chief Investment Officer, Public Equities
Transamerica International Equity Index VP
Name	Sub-Adviser	Positions Over Past Five Years
Michael Feehily, CFA	SSGA Funds Management, Inc.	Portfolio Manager of the portfolio since 2017; rejoined State Street Global Advisors in 2010; Senior Managing Director of and Head of Global Equity Beta Solutions Group in the Americas.
Dwayne Hancock, CFA	SSGA Funds Management, Inc.	Portfolio Manager of the portfolio since 2017; joined State Street Global Advisors in 1996; Vice President of State Street Global Advisors and Senior Portfolio Manager of the Global Equity Beta Solutions team.
Keith Richardson	SSGA Funds Management, Inc.	Portfolio Manager of the portfolio since 2017; joined State Street Global Advisors in 1999; Principal of State Street Global Advisors and Portfolio Manager in the Global Equity Beta Solutions Group.
Transamerica Janus Balanced VP
Name	Sub-Adviser	Positions Over Past Five Years
Jeremiah Buckley, CFA	Janus Capital Management LLC	Portfolio Manager of the portfolio since 2015; Portfolio Manager of Janus Capital Management LLC since 1998
Marc Pinto, CFA	Janus Capital Management LLC	Portfolio Manager of the portfolio since 2011; Portfolio Manager with Janus Capital Management LLC since 2005; Vice President

Name	Sub-Adviser	Positions Over Past Five Years
Mayur Saigal	Janus Capital Management LLC	Portfolio Manager of the portfolio since 2015; Portfolio Manager of Janus Capital Management LLC since 2005; Vice President
Darrell Watters	Janus Capital Management LLC	Portfolio Manager of the portfolio since 2015; Portfolio Manager of Janus Capital Management LLC since 1996; Vice President and Head of U.S. Fundamental Fixed Income
Transamerica Janus Mid-Cap Growth VP
Name	Sub-Adviser	Positions Over Past Five Years
Brian Demain, CFA	Janus Capital Management LLC	Portfolio Manager of the portfolio since 2016; Portfolio Manager with Janus Capital Management LLC since 2007; Vice President
Cody Wheaton, CFA	Janus Capital Management LLC	Portfolio Manager of the portfolio since 2016; Portfolio Manager and research analyst with Janus Capital Management LLC since 2001
Transamerica Jennison Growth VP
Name	Sub-Adviser	Positions Over Past Five Years
Michael A. Del Balso	Jennison Associates LLC	Portfolio Manager of the portfolio since 2000; Managing Director and Director of Research for Growth Equity of Jennison Associates LLC
Kathleen A. McCarragher	Jennison Associates LLC	Portfolio Manager of the portfolio since 2000; Director, Managing Director and Head of Growth Equity of Jennison Associates LLC
Spiros Segalas	Jennison Associates LLC	Portfolio Manager of the portfolio since 2004; Director, President and Chief Investment Officer of Jennison Associates LLC
Transamerica JPMorgan Asset Allocation – Conservative VP
Name	Sub-Adviser	Positions Over Past Five Years
Michael Feser, CFA	J.P. Morgan Investment Management Inc.	Portfolio Manager of the portfolio since 2016; joined J.P. Morgan Investment Management Inc. in 1994; portfolio manager for Multi-Asset Solutions; Member of JPMAM’s long-term capital markets assumptions committee
Jeff Geller, CFA	J.P. Morgan Investment Management Inc.	Portfolio Manager of the portfolio since 2016; joined J.P. Morgan Investment Management Inc. in 2006; Chief Investment Officer of Multi-Asset Solutions
Grace Koo, Ph.D.	J.P. Morgan Investment Management Inc.	Portfolio Manager of the portfolio since 2016; joined J.P. Morgan Investment Management Inc. in 2011; portfolio manager and quantitative research analyst on the Multi-Asset Solutions team
Transamerica JPMorgan Asset Allocation – Growth VP
Name	Sub-Adviser	Positions Over Past Five Years
Michael Feser, CFA	J.P. Morgan Investment Management Inc.	Portfolio Manager of the portfolio since 2016; joined J.P. Morgan Investment Management Inc. in 1994; portfolio manager for Multi-Asset Solutions; Member of JPMAM’s long-term capital markets assumptions committee

Name	Sub-Adviser	Positions Over Past Five Years
Jeff Geller, CFA	J.P. Morgan Investment Management Inc.	Portfolio Manager of the portfolio since 2016; joined J.P. Morgan Investment Management Inc. in 2006; Chief Investment Officer of Multi-Asset Solutions
Grace Koo, Ph.D.	J.P. Morgan Investment Management Inc.	Portfolio Manager of the portfolio since 2016; joined J.P. Morgan Investment Management Inc. in 2011; portfolio manager and quantitative research analyst on the Multi-Asset Solutions team
Transamerica JPMorgan Asset Allocation – Moderate Growth VP
Name	Sub-Adviser	Positions Over Past Five Years
Michael Feser, CFA	J.P. Morgan Investment Management Inc.	Portfolio Manager of the portfolio since 2016; joined J.P. Morgan Investment Management Inc. in 1994; portfolio manager for Multi-Asset Solutions; Member of JPMAM’s long-term capital markets assumptions committee
Jeff Geller, CFA	J.P. Morgan Investment Management Inc.	Portfolio Manager of the portfolio since 2016; joined J.P. Morgan Investment Management Inc. in 2006; Chief Investment Officer of Multi-Asset Solutions
Grace Koo, Ph.D.	J.P. Morgan Investment Management Inc.	Portfolio Manager of the portfolio since 2016; joined J.P. Morgan Investment Management Inc. in 2011; portfolio manager and quantitative research analyst on the Multi-Asset Solutions team
Transamerica JPMorgan Asset Allocation – Moderate VP
Name	Sub-Adviser	Positions Over Past Five Years
Michael Feser, CFA	J.P. Morgan Investment Management Inc.	Portfolio Manager of the portfolio since 2016; joined J.P. Morgan Investment Management Inc. in 1994; portfolio manager for Multi-Asset Solutions; Member of JPMAM’s long-term capital markets assumptions committee
Jeff Geller, CFA	J.P. Morgan Investment Management Inc.	Portfolio Manager of the portfolio since 2016; joined J.P. Morgan Investment Management Inc. in 2006; Chief Investment Officer of Multi-Asset Solutions
Grace Koo, Ph.D.	J.P. Morgan Investment Management Inc.	Portfolio Manager of the portfolio since 2016; joined J.P. Morgan Investment Management Inc. in 2011; portfolio manager and quantitative research analyst on the Multi-Asset Solutions team
Transamerica JPMorgan Core Bond VP
Name	Sub-Adviser	Positions Over Past Five Years
Richard Figuly	J.P. Morgan Investment Management Inc.	Portfolio Manager of the portfolio since 2016; Employee of J.P. Morgan Investment Management Inc. since 1993; Managing Director; Member of the Global Fixed Income, Currency & Commodities Group and Portfolio Manager for the U.S. Value Driven team

Name	Sub-Adviser	Positions Over Past Five Years
Barbara Miller	J.P. Morgan Investment Management Inc.	Portfolio Manager of the portfolio since 2015; Employee of J.P. Morgan Investment Management Inc. since 1994; Managing Director; Portfolio Manager and Head of the U.S. Value Driven Fixed Income Team. Senior Location Office of the Global Fixed Income, Currency & Commodities Group
Peter Simons, CFA	J.P. Morgan Investment Management Inc.	Portfolio Manager of the portfolio since 2015; Employee of J.P. Morgan Investment Management Inc. since 2001; Managing Director; Member of the Global Fixed Income, Currency & Commodities Group and Portfolio Manager for the U.S. Value Driven Team
Transamerica JPMorgan Enhanced Index VP
Name	Sub-Adviser	Positions Over Past Five Years
Steven G. Lee	J.P. Morgan Investment Management Inc.	Portfolio Manager of the portfolio since 2014; Employee of J.P. Morgan Investment Management Inc. since 2004; Managing Director; Portfolio Manager on the U.S. Disciplined Equity Team
Tim Snyder, CFA	J.P. Morgan Investment Management Inc.	Portfolio Manager of the portfolio since 2013; Employee of J.P. Morgan Investment Management Inc. since 2003; Executive Director; Portfolio Manager on the U.S. Disciplined Equity Team; Specialties include Research Enhanced Index (REI) strategies
Raffaele Zingone, CFA	J.P. Morgan Investment Management Inc.	Portfolio Manager of the portfolio since 1997; Employee of J.P. Morgan Investment Management Inc. since 1991; Managing Director; Portfolio Manager on the U.S. Disciplined Equity Team; Specialties include Research Enhanced Index (REI) strategies
Transamerica JPMorgan International Moderate Growth VP
Name	Sub-Adviser	Positions Over Past Five Years
Michael Feser, CFA	J.P. Morgan Investment Management Inc.	Portfolio Manager of the portfolio since 2016; joined J.P. Morgan Investment Management Inc. in 1994; portfolio manager for Multi-Asset Solutions; Member of JPMAM’s long-term capital markets assumptions committee
Jeff Geller, CFA	J.P. Morgan Investment Management Inc.	Portfolio Manager of the portfolio since 2016; joined J.P. Morgan Investment Management Inc. in 2006; Chief Investment Officer of Multi-Asset Solutions
Grace Koo, Ph.D.	J.P. Morgan Investment Management Inc.	Portfolio Manager of the portfolio since 2016; joined J.P. Morgan Investment Management Inc. in 2011; portfolio manager and quantitative research analyst on the Multi-Asset Solutions team

Transamerica JPMorgan Mid Cap Value VP
Name	Sub-Adviser	Positions Over Past Five Years
Gloria Fu, CFA	J.P. Morgan Investment Management Inc.	Portfolio Manager of the portfolio since 2006; Employee of J.P. Morgan Investment Management Inc. since 2002; Managing Director; Member of the U.S. Equity Value Group
Lawrence Playford, CFA	J.P. Morgan Investment Management Inc.	Portfolio Manager of the portfolio since 2004; Employee of J.P. Morgan Investment Management Inc. since 1993; Managing Director; Chief Investment Officer of the U.S. Equity Value Group
Jonathan K. L. Simon	J.P. Morgan Investment Management Inc.	Portfolio Manager of the portfolio since 2004; Employee of J.P. Morgan Investment Management Inc. since 1980; Managing Director; Member of the U.S. Equity Value Group
Transamerica JPMorgan Tactical Allocation VP
Name	Sub-Adviser	Positions Over Past Five Years
Michael Feser, CFA	J.P. Morgan Investment Management Inc.	Portfolio Manager of the portfolio since 2016; joined J.P. Morgan Investment Management Inc. in 1994; portfolio manager for Multi-Asset Solutions; Member of JPMAM’s long-term capital markets assumptions committee
Nicole Goldberger	J.P. Morgan Investment Management Inc.	Portfolio Manager of the portfolio since 2011; Employee of J.P. Morgan Investment Management Inc. since 2003; Managing Director; Member of Multi-Asset Solutions (MAS)
John Speer	J.P. Morgan Investment Management Inc.	Portfolio Manager of the portfolio since 2014; Employee of J.P. Morgan Investment Management Inc. since 2011; Vice President; Member of Multi-Asset Solutions (MAS)
Transamerica Legg Mason Dynamic Allocation – Balanced VP
Name	Sub-Adviser or Sub-Sub Adviser	Positions Over Past Five Years
Adam J. Petryk, CFA	QS Investors, LLC	Portfolio Manager of the portfolio since 2016; Head of Multi-Asset and Solutions at QS Investors, LLC since 2014; Chief Investment Officer for Batterymarch Financial Management, Inc. (“Batterymarch”) from 2012-2014; Deputy Chief Investment Officer and co-head of the Developed Markets investment team for Batterymarch from 2010-2012
Thomas Picciochi	QS Investors, LLC	Portfolio Manager of the portfolio since 2014; Head of Multi-Asset Portfolio Management Implementation at QS Investors, LLC since 2010; Senior Portfolio Manager for Deutsche Asset Management from 1999-2010
Ellen Tesler	QS Investors, LLC	Portfolio Manager of the portfolio since 2014; Portfolio Manager at QS Investors, LLC since 2010; Portfolio Manager for Deutsche Asset Management from 2003-2010
Prashant Chandran	Western Asset Management Company	Portfolio Manager of the portfolio since 2012; Employed by Western Asset Management Company since 2005
Jim K. Huynh	Western Asset Management Company	Portfolio Manager of the portfolio since 2013. Employed by Western Asset Management Company since 2003.

Name	Sub-Adviser or Sub-Sub Adviser	Positions Over Past Five Years
S. Kenneth Leech	Western Asset Management Company	Portfolio Manager of the portfolio since 2014; Chief Investment Officer since 1990
Transamerica Legg Mason Dynamic Allocation – Growth VP
Name	Sub-Adviser or Sub-Sub Adviser	Positions Over Past Five Years
Adam J. Petryk, CFA	QS Investors, LLC	Portfolio Manager of the portfolio since 2016; Head of Multi-Asset and Solutions at QS Investors, LLC since 2014; Chief Investment Officer for Batterymarch Financial Management, Inc. (“Batterymarch”) from 2012-2014; Deputy Chief Investment Officer and co-head of the Developed Markets investment team for Batterymarch from 2010-2012
Thomas Picciochi	QS Investors, LLC	Portfolio Manager of the portfolio since 2014; Head of Multi-Asset Portfolio Management Implementation at QS Investors, LLC since 2010; Senior Portfolio Manager for Deutsche Asset Management from 1999-2010
Ellen Tesler	QS Investors, LLC	Portfolio Manager of the portfolio since 2014; Portfolio Manager at QS Investors, LLC since 2010; Portfolio Manager for Deutsche Asset Management from 2003-2010
Prashant Chandran	Western Asset Management Company	Portfolio Manager of the portfolio since 2012; Employed by Western Asset Management Company since 2005
Jim K. Huynh	Western Asset Management Company	Portfolio Manager of the portfolio since 2013. Employed by Western Asset Management Company since 2003.
S. Kenneth Leech	Western Asset Management Company	Portfolio Manager of the portfolio since 2014; Chief Investment Officer since 1990
Transamerica Levin Large Cap Value VP
Name	Sub-Adviser	Positions Over Past Five Years
John Levin	Levin Capital Strategies, L.P.	Portfolio Manager of the portfolio since 2017; Chief Executive Officer and Senior Portfolio Manager at Levin Capital Strategies, L.P. since 2006
Jack Murphy	Levin Capital Strategies, L.P.	Portfolio Manager of the portfolio since 2017; Porfolio Manager and Senior Securities Analyst at Levin Capital Strategies, L.P. since 2006
Transamerica Madison Balanced Allocation VP
Name	Sub-Adviser	Positions Over Past Five Years
David S. Hottmann, CFA	Madison Asset Management, LLC	Portfolio Manager of the portfolio since 2011; Employed by Madison Asset Management, LLC since 2009; Vice President and Portfolio Manager; Prior to 2009, Chief Investment Officer at ACS Johnson Investment Advisors since 1999
Patrick F. Ryan, CFA	Madison Asset Management, LLC	Portfolio Manager of the portfolio since 2011; Employed by Madison Asset Management, LLC since 2009; Vice President and Portfolio Manager; Prior to 2009, Senior Analyst at MEMBERS Capital Advisors, Inc. since 2004

Transamerica Madison Conservative Allocation VP
Name	Sub-Adviser	Positions Over Past Five Years
David S. Hottmann, CFA	Madison Asset Management, LLC	Portfolio Manager of the portfolio since 2011; Employed by Madison Asset Management, LLC since 2009; Vice President and Portfolio Manager; Prior to 2009, Chief Investment Officer at ACS Johnson Investment Advisors since 1999
Patrick F. Ryan, CFA	Madison Asset Management, LLC	Portfolio Manager of the portfolio since 2011; Employed by Madison Asset Management, LLC since 2009; Vice President and Portfolio Manager; Prior to 2009, Senior Analyst at MEMBERS Capital Advisors, Inc. since 2004
Transamerica Madison Diversified Income VP
Name	Sub-Adviser	Positions Over Past Five Years
John Brown, CFA	Madison Asset Management, LLC	Portfolio Manager of the portfolio since 2011; Employed by Madison Asset Management, LLC since 2009; Vice President and Portfolio Manager; Prior to 2009, Managing Director and Portfolio Manager at MEMBERS Capital Advisors, Inc. since 1998
Drew Justman, CFA	Madison Asset Management, LLC	Portfolio Manager of the portfolio since 2015; Employed by Madison Asset Management, LLC since 2005; Vice President and Portfolio Manager; Member of the Equity Management Team
Paul Lefurgey, CFA	Madison Asset Management, LLC	Portfolio Manager of the portfolio since 2013; Employee of Madison Asset Management, LLC and/or its affiliates since 2005; Director of Fixed Income Investments; Member of the Investment Strategy Committee; Chairman – Executive Committee
Chris Nisbet, CFA	Madison Asset Management, LLC	Portfolio Manager of the portfolio since 2013; Employee of Madison Asset Management, LLC and/or its affiliates since 1992; Vice President and Portfolio Manager; Member of the Fixed Income Management Team
Transamerica Managed Risk – Balanced ETF VP
Name	Sub-Adviser	Positions Over Past Five Years
Adam Schenck, CFA	Milliman Financial Risk Management LLC	Portfolio Manager of the portfolio since 2015; Joined Milliman Financial Risk Management LLC in 2005, Principal and Managing Director
Maria Schiopu	Milliman Financial Risk Management LLC	Portfolio Manager of portfolio since 2018; Joined Milliman Financial Risk Management in 2013; Quantitative Analyst 2013-2016; Director – ETF Research 2017 to present
Transamerica Managed Risk – Conservative ETF VP
Name	Sub-Adviser	Positions Over Past Five Years
Adam Schenck, CFA	Milliman Financial Risk Management LLC	Portfolio Manager of the portfolio since 2015; Joined Milliman Financial Risk Management LLC in 2005, Principal and Managing Director

Name	Sub-Adviser	Positions Over Past Five Years
Maria Schiopu	Milliman Financial Risk Management LLC	Portfolio Manager of portfolio since 2018; Joined Milliman Financial Risk Management in 2013; Quantitative Analyst 2013-2016; Director – ETF Research 2017 to present
Transamerica Managed Risk – Growth ETF VP
Name	Sub-Adviser	Positions Over Past Five Years
Adam Schenck, CFA	Milliman Financial Risk Management LLC	Portfolio Manager of the portfolio since 2015; Joined Milliman Financial Risk Management LLC in 2005, Principal and Managing Director
Maria Schiopu	Milliman Financial Risk Management LLC	Portfolio Manager of portfolio since 2018; Joined Milliman Financial Risk Management in 2013; Quantitative Analyst 2013-2016; Director – ETF Research 2017 to present
Transamerica Market Participation Strategy VP
Name	Sub-Adviser	Positions Over Past Five Years
Devang Gambhirwala	Quantitative Management Associates LLC	Portfolio Manager of the portfolio since 2012; Principal; Devang has been with the firm since 1986
Joel Kallman, CFA	Quantitative Management Associates LLC	Portfolio Manager of the portfolio since 2016; Vice President; Joel has been with the firm since 1994
Ted Lockwood	Quantitative Management Associates LLC	Portfolio Manager of the portfolio since 2012; Managing Director and Senior Advisor for the Global Multi-Asset Solutions team; Ted has been with the firm since 1988
Marcus M. Perl	Quantitative Management Associates LLC	Portfolio Manager of the portfolio since 2012; Vice President; Marcus has been with the firm since 2000
Transamerica Morgan Stanley Capital Growth VP
Name	Sub-Adviser	Positions Over Past Five Years
Dennis P. Lynch	Morgan Stanley Investment Management Inc.	Portfolio Manager of the portfolio since 2011; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 1998; Managing Director; Team leader for the Growth team
Sam G. Chainani, CFA	Morgan Stanley Investment Management Inc.	Portfolio Manager of the portfolio since 2011; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 1996; Managing Director; Senior member of the Growth team
David S. Cohen	Morgan Stanley Investment Management Inc.	Portfolio Manager of the portfolio since 2011; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 1993; Managing Director; Senior member of the Growth team
Armistead B. Nash	Morgan Stanley Investment Management Inc.	Portfolio Manager of the portfolio since 2011; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 2002; Managing Director; Senior member of the Growth team

Name	Sub-Adviser	Positions Over Past Five Years
Alexander T. Norton	Morgan Stanley Investment Management Inc.	Portfolio Manager of the portfolio since 2011; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 2000; Executive Director; Senior member of the Growth team
Jason C. Yeung, CFA	Morgan Stanley Investment Management Inc.	Portfolio Manager of the portfolio since 2011; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 2002; Managing Director; Senior member of the Growth team
Transamerica Multi-Managed Balanced VP
Name	Sub-Adviser	Positions Over Past Five Years
Bradley D. Doyle, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the portfolio since 2015; Portfolio Manager with Aegon USA Investment Management, LLC since 2004; Head of Investment Grade Credit
Tyler A. Knight, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the portfolio since 2015; Portfolio Manager with Aegon USA Investment Management, LLC since 2008; Head of Structured Finance since 2018
Sivakumar N. Rajan	Aegon USA Investment Management, LLC	Portfolio Manager of the portfolio since 2017; Portfolio Manager with Aegon USA Investment Management, LLC since 2015; Portfolio Analyst since 2013; Risk Analyst since 2007
Doug Weih, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the portfolio since 2014; Portfolio Manager with Aegon USA Investment Management, LLC since 2003; Director of Public Securitized Bonds since 2009 and Co-Head of Public Fixed Income since 2017
Brian W. Westhoff, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the portfolio since 2014; Portfolio Manager with Aegon USA Investment Management, LLC since 2011
Steven G. Lee	J.P. Morgan Investment Management Inc.	Portfolio Manager of the portfolio since 2014; Employee of J.P. Morgan Investment Management Inc. since 2004; Managing Director; Portfolio Manager on the U.S. Disciplined Equity Team
Tim Snyder, CFA	J.P. Morgan Investment Management Inc.	Portfolio Manager of the portfolio since 2013; Employee of J.P. Morgan Investment Management Inc. since 2003; Executive Director; Portfolio Manager on the U.S. Disciplined Equity Team; Specialties include Research Enhanced Index (REI) strategies
Raffaele Zingone, CFA	J.P. Morgan Investment Management Inc.	Portfolio Manager of the portfolio since 2011; Employee of J.P. Morgan Investment Management Inc. since 1991; Managing Director; Portfolio Manager on the U.S. Disciplined Equity Team; Specialties include Research Enhanced Index (REI) strategies

Transamerica Multi-Manager Alternative Strategies VP
Name	Employer	Positions Over Past Five Years
Raymond Chan, CFA	Goldman Sachs Asset Management, L.P.	Portfolio Manager of the portfolio since 2017; Managing Director, Senior Portfolio Manager, Global Portfolio Solution Group; employed with Goldman Sachs Asset Management, L.P. since 2004
Christopher Lvoff, CFA	Goldman Sachs Asset Management, L.P.	Portfolio Manager of the portfolio since 2017; Managing Director, Senior Portfolio Manager, Global Portfolio Solution Group; employed with Goldman Sachs Asset Management, L.P. since 2007
Lucy Xin	Goldman Sachs Asset Management, L.P.	Portfolio Manager of the portfolio since 2017; Vice President, Global Portfolio Solution Group; employed with Goldman Sachs Asset Management, L.P. since 2011
Transamerica PIMCO Tactical – Balanced VP
Name	Sub-Adviser	Positions Over Past Five Years
Josh Davis, Ph.D.	Pacific Investment Management Company LLC	Lead Portfolio Manager of the portfolio since 2015; Employee of PIMCO since 2008; Managing Director
Sudi N. Mariappa	Pacific Investment Management Company LLC	Portfolio Manager of the portfolio since 2015; Employee of PIMCO since 2014; Managing Director; Prior to 2014, Managing Director, GLG
Graham A. Rennison	Pacific Investment Management Company LLC	Portfolio Manager of the portfolio since 2015; Employee of PIMCO since 2011; Senior Vice President
Josh Thimons	Pacific Investment Management Company LLC	Portfolio Manager of the portfolio since 2012; Employee of PIMCO since 2010; Managing Director
Transamerica PIMCO Tactical – Conservative VP
Name	Sub-Adviser	Positions Over Past Five Years
Josh Davis, Ph.D.	Pacific Investment Management Company LLC	Lead Portfolio Manager of the portfolio since 2015; Employee of PIMCO since 2008; Managing Director
Sudi N. Mariappa	Pacific Investment Management Company LLC	Portfolio Manager of the portfolio since 2015; Employee of PIMCO since 2014; Managing Director; Prior to 2014, Managing Director, GLG
Graham A. Rennison	Pacific Investment Management Company LLC	Portfolio Manager of the portfolio since 2015; Employee of PIMCO since 2011; Senior Vice President
Josh Thimons	Pacific Investment Management Company LLC	Portfolio Manager of the portfolio since 2012; Employee of PIMCO since 2010; Managing Director
Transamerica PIMCO Tactical – Growth VP
Name	Sub-Adviser	Positions Over Past Five Years
Josh Davis, Ph.D.	Pacific Investment Management Company LLC	Lead Portfolio Manager of the portfolio since 2015; Employee of PIMCO since 2008; Managing Director
Sudi N. Mariappa	Pacific Investment Management Company LLC	Portfolio Manager of the portfolio since 2015; Employee of PIMCO since 2014; Managing Director; Prior to 2014, Managing Director, GLG

Name	Sub-Adviser	Positions Over Past Five Years
Graham A. Rennison	Pacific Investment Management Company LLC	Portfolio Manager of the portfolio since 2015; Employee of PIMCO since 2011; Senior Vice President
Josh Thimons	Pacific Investment Management Company LLC	Portfolio Manager of the portfolio since 2012; Employee of PIMCO since 2010; Managing Director
Transamerica PIMCO Total Return VP
Name	Sub-Adviser	Positions Over Past Five Years
Scott A. Mather	Pacific Investment Management Company LLC	Portfolio Manager of the portfolio since 2014; Employee of Pacific Investment Management Company LLC since 1998; Managing Director, previously head of global portfolio management
Mark R. Kiesel	Pacific Investment Management Company LLC	Portfolio Manager of the portfolio since 2014; Employee of Pacific Investment Management Company LLC since 1996; Managing Director, global head of corporate bond portfolio management
Mihir P. Worah	Pacific Investment Management Company LLC	Portfolio Manager of the portfolio since 2014; Employee of Pacific Investment Management Company LLC since 2001; Managing Director, head of the real return and multi-asset portfolio management teams
Transamerica PineBridge Inflation Opportunities VP
Name	Sub-Adviser	Positions Over Past Five Years
Roberto Coronado	PineBridge Investments LLC	Co-Portfolio Manager of the portfolio since 2016; Employee of PineBridge Investments LLC since 2014; Senior Vice President and Senior Portfolio Manager of Investment Grade Fixed Income
Gunter H. Seeger	PineBridge Investments LLC	Co-Portfolio Manager of the portfolio since 2018; Employee of PineBridge Investments LLC since 2009; Senior Vice President, Senior Portfolio Manager, and Research Analyst on Fixed Income Team
Robert A. Vanden Assem, CFA	PineBridge Investments LLC	Co-Portfolio Manager of the portfolio since 2014; Employee of PineBridge Investments LLC since 2001; Managing Director and Head of Investment Grade Fixed Income
Transamerica ProFund UltraBear VP
Name	Sub-Adviser	Positions Over Past Five Years
Michael Neches	ProFund Advisors LLC	ProFund Advisors LLC - Senior Portfolio Manager since October 2013; ProShare Advisors LLC - Senior Portfolio Manager since November 2010 and Portfolio Manager from January 2010 through October 2010; ProShare Capital Management LLC - Senior Portfolio Manager from June 2012 through September, 2013

Name	Sub-Adviser	Positions Over Past Five Years
Devin Sullivan	ProFund Advisors LLC	ProShare Advisors LLC - Portfolio Manager since September 2016; Associate Portfolio Manager from December 2011 to August 2016; ProFund Advisors LLC - Portfolio Manager since September 2016; Associate Portfolio Manager from December 2011 to August 2016
Transamerica QS Investors Active Asset Allocation – Conservative VP
Name	Sub-Adviser	Positions Over Past Five Years
Adam J. Petryk, CFA	QS Investors, LLC	Portfolio Manager of the portfolio since 2016; Head of Multi-Asset and Solutions at QS Investors, LLC since 2014; Chief Investment Officer for Batterymarch Financial Management, Inc. (“Batterymarch”) from 2012-2014; Deputy Chief Investment Officer and co-head of the Developed Markets investment team for Batterymarch from 2010-2012
Thomas Picciochi	QS Investors, LLC	Portfolio Manager of the portfolio since 2015; Head of Multi-Asset Portfolio Management Implementation at QS Investors, LLC since 2010; Senior Portfolio Manager for Deutsche Asset Management from 1999-2010
Ellen Tesler	QS Investors, LLC	Portfolio Manager of the portfolio since 2015; Portfolio Manager at QS Investors, LLC since 2010; Portfolio Manager for Deutsche Asset Management from 2003-2010
Transamerica QS Investors Active Asset Allocation – Moderate Growth VP
Name	Sub-Adviser	Positions Over Past Five Years
Adam J. Petryk, CFA	QS Investors, LLC	Portfolio Manager of the portfolio since 2016; Head of Multi-Asset and Solutions at QS Investors, LLC since 2014; Chief Investment Officer for Batterymarch Financial Management, Inc. (“Batterymarch”) from 2012-2014; Deputy Chief Investment Officer and co-head of the Developed Markets investment team for Batterymarch from 2010-2012
Thomas Picciochi	QS Investors, LLC	Portfolio Manager of the portfolio since 2015; Head of Multi-Asset Portfolio Management Implementation at QS Investors, LLC since 2010; Senior Portfolio Manager for Deutsche Asset Management from 1999-2010
Ellen Tesler	QS Investors, LLC	Portfolio Manager of the portfolio since 2015; Portfolio Manager at QS Investors, LLC since 2010; Portfolio Manager for Deutsche Asset Management from 2003-2010

Transamerica QS Investors Active Asset Allocation – Moderate VP
Name	Sub-Adviser	Positions Over Past Five Years
Adam J. Petryk, CFA	QS Investors, LLC	Portfolio Manager of the portfolio since 2016; Head of Multi-Asset and Solutions at QS Investors, LLC since 2014; Chief Investment Officer for Batterymarch Financial Management, Inc. (“Batterymarch”) from 2012-2014; Deputy Chief Investment Officer and co-head of the Developed Markets investment team for Batterymarch from 2010-2012
Thomas Picciochi	QS Investors, LLC	Portfolio Manager of the portfolio since 2015; Head of Multi-Asset Portfolio Management Implementation at QS Investors, LLC since 2010; Senior Portfolio Manager for Deutsche Asset Management from 1999-2010
Ellen Tesler	QS Investors, LLC	Portfolio Manager of the portfolio since 2015; Portfolio Manager at QS Investors, LLC since 2010; Portfolio Manager for Deutsche Asset Management from 2003-2010
Transamerica Small/Mid Cap Value VP
Name	Sub-Adviser	Positions Over Past Five Years
Kenneth Burgess, CFA	Systematic Financial Management, L.P.	Portfolio Manager of the portfolio since 2011; Managing Partner of Systematic Financial Management, L.P. since 1997, and employed with them since 1993; Specialties include cash flow analysis and small cap equities
Brett P. Hawkins, CFA	Thompson, Siegel & Walmsley LLC	Portfolio Manager of the portfolio since 2016; Chief Investment Officer; Portfolio Manager at Thompson, Siegel &Walmsley LLC since 2001
Transamerica T. Rowe Price Small Cap VP
Name	Sub-Adviser	Positions Over Past Five Years
Sudhir Nanda, CFA	T. Rowe Price Associates, Inc.	Portfolio Manager of the portfolio since 2006; Vice President and Portfolio Chairman
Transamerica Torray Concentrated Growth VP
Name	Sub-Adviser	Positions Over Past Five Years
Nicholas C. Haffenreffer	Torray LLC	Portfolio Manager of the portfolio since 2014; President of TorrayResolute, LLC (2014 to 2016); Vice-President and Principal of Torray since 2010; President of Resolute Capital Management LLC (1998 to 2010).
Transamerica TS&W International Equity VP
Name	Sub-Adviser	Positions Over Past Five Years
Brandon H. Harrell, CFA	Thompson, Siegel & Walmsley LLC	Portfolio Manager of the portfolio since 2013; Portfolio Manager at Thompson, Siegel & Walmsley LLC since 1996

Transamerica U.S. Equity Index VP
Name	Sub-Adviser	Positions Over Past Five Years
Michael Feehily, CFA	SSGA Funds Management, Inc.	Portfolio Manager of the portfolio since 2017; rejoined State Street Global Advisors in 2010; Senior Managing Director of and Head of Global Equity Beta Solutions in the Americas.
Payal Gupta	SSGA Funds Management, Inc.	Portfolio Manager of the portfolio since 2017; Vice President of State Street Global Advisors since 2007 and Senior Portfolio Manager in the Global Equity Beta Solutions Group.
Karl Schneider, CAIA	SSGA Funds Management, Inc.	Portfolio Manager of the portfolio since 2017; joined State Street Global Advisors in 1997; Managing Director of State Street Global Advisors and Deputy Head of Global Equity Beta Solutions in the Americas.
Transamerica WMC US Growth VP
Name	Sub-Adviser	Positions Over Past Five Years
Mammen Chally, CFA	Wellington Management Company LLP	Lead Portfolio Manager of the portfolio since 2014; Senior Managing Director and Equity Portfolio Manager of Wellington Management Company LLP; joined the firm as an investment professional in 1994
Douglas McLane, CFA	Wellington Management Company LLP	Portfolio Manager of the portfolio since 2017; Managing Director and Equity Research Analyst of Wellington Management Company LLC; joined the firm as an investment professional in 2011.
David Siegle, CFA	Wellington Management Company LLP	Portfolio Manager of the portfolio since 2017; Managing Director and Equity Research Analyst of Wellington Management Company LLP; joined the firm in 2001.
Transamerica WMC US Growth II VP
Name	Sub-Adviser	Positions Over Past Five Years
Mammen Chally, CFA	Wellington Management Company LLP	Lead Portfolio Manager of the portfolio since 2014; Senior Managing Director and Equity Portfolio Manager of Wellington Management Company LLP; joined the firm as an investment professional in 1994
Douglas McLane, CFA	Wellington Management Company LLP	Portfolio Manager of the portfolio since 2017; Managing Director and Equity Research Analyst of Wellington Management Company LLC; joined the firm as an investment professional in 2011.
David Siegle, CFA	Wellington Management Company LLP	Portfolio Manager of the portfolio since 2017; Managing Director and Equity Research Analyst of Wellington Management Company LLP; joined the firm in 2001.
Trustee’s Approval of Sub-Advisory Agreements
Except as noted as follows, a discussion regarding the Board of Trustees’ renewal of each portfolio’s investment sub-advisory agreement is available in each portfolio’s semi-annual report for the fiscal year ended June 30, 2017. A discussion regarding the Board of Trustees’ approval of the sub-advisory agreement for each of Transamerica TS&W International Equity VP, Transamerica Small Mid/Cap Value VP, Transamerica Barrow Hanley Dividend Focused VP, Transamerica Levin Large Cap Value VP and Transamerica Multi-Manager Alternative Strategies VP, is available in each portfolio’s annual report dated December 31, 2017. With respect to Transamerica Greystone International Growth VP, a discussion regarding the Board of Trustees’ approval of the portfolio’s investment sub-advisory agreement will be available in the portfolio’s semi-annual report for the six-month period ended June 30, 2018.

Disclosure of Portfolio Holdings
A detailed description of each portfolio’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI and available on the Transamerica Series Trust website at www.transamericaseriestrust.com.
Fund Expenses
During times of market volatility or decline, assets of your portfolio may decline significantly, causing total annual fund operating expenses (as a percentage of the value of your investment) to become higher than the numbers shown in your portfolio’s Annual Fund Operating Expenses table under “Fees and Expenses” in this prospectus.
The total annual fund operating expenses of your portfolio may not correlate to the ratios of expenses to average net assets shown for your portfolio in the financial highlights table. The amounts shown in the financial highlights table do not include, as applicable, acquired (i.e., underlying) funds’ fees and expenses and may include other expense items and/or reimbursements which are not reflected in your portfolio’s total annual fund operating expenses.
The “Other expenses” items in the Annual Fund Operating Expenses table for your portfolio include fees for custodial and legal services. “Other expenses” also include various other expenses applicable to each share class of your portfolio.

Features and Policies

Share Classes
Transamerica Series Trust (“TST”) has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the portfolios have not been charged and do not intend to pay any distribution fees for Initial Class shares through May 1, 2019. The portfolios reserve the right to pay such fees after that date.
Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.
Opening an Account
Federal regulations may require the portfolio to obtain, verify and record certain information from you and persons authorized to act on your behalf in order to establish an account. Required information includes name, date of birth (for an individual), permanent residential address or principal place of business and Social Security Number or Employer Identification Number. The portfolio may also ask to see other identifying documents. If you do not provide the information, the portfolio may not be able to open your account. Identifying information must be provided for each trader on an account. The portfolio may also place limits on account transactions while it is in the process of verifying your identity. If the portfolio is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the portfolio believes it has identified potentially criminal activity, the portfolio reserves the right to take action it deems appropriate or as required by law, which may include redeeming your shares and closing your account.
Purchase and Redemption of Shares
Shares of the portfolios are intended to be sold to the Asset Allocation Funds offered through their respective prospectuses and to separate accounts of insurance companies, including certain separate accounts of Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Premier Life Insurance Company. Transamerica Series Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.
Shares are purchased and redeemed at their net asset value per share (“NAV”) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.)
Payment for shares redeemed is normally made within three business days after receipt of a notice of redemption in good order, except that payments of redemptions may be postponed beyond seven days under certain circumstances, such as when the New York Stock Exchange is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC or authorized by law.
Under normal circumstances, the portfolios expect to meet redemption requests by using cash or cash equivalents and/or selling a portfolio’s securities to generate cash. The portfolios also may pay redemption proceeds using cash obtained through borrowing arrangements that may be available from time to time.
Shares will normally be redeemed for cash, although each portfolio retains the right to wholly or partly redeem its shares in kind, under unusual circumstances (such as adverse or unstable market, economic, or political conditions), in an effort to protect the interests of shareholders by the delivery of securities selected from its assets at its discretion. On the same redemption date, some shareholders may be paid in whole or in part in securities (which may differ among those shareholders), while other shareholders may be paid entirely in cash. The disposal of the securities received in-kind may be subject to brokerage costs and, until sold, such securities remain at market risk and liquidity risk, including the risk that such securities are or become difficult to sell. If the portfolio pays your redemption with illiquid or less liquid securities, you will bear the risk of not being able to sell such securities. The portfolios may pay redemption proceeds with cash obtained through short-term borrowing arrangements, if available. Please see the SAI for more details.

Market Timing/Excessive Trading
Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. As money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares may disrupt portfolio management, hurt portfolio performance and drive portfolio expenses higher. For example, a portfolio may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs or realize capital gains without attaining any investment advantage. These costs are generally borne by all shareholders, including long-term investors who do not generate these costs.
The Board of Trustees has approved policies and procedures that are designed to discourage market timing or excessive trading, which include limitations on the number of transactions in portfolio shares. If you intend to engage in such practices, we request that you do not purchase shares of any of the portfolios. Each portfolio reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which the portfolio reasonably believes to be in connection with market timing or excessive trading.
The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios’ policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a “contract owner”) or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.
While the portfolios discourage market timing and excessive short-term trading, the portfolios cannot always recognize or detect such trading.
The portfolios’ distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excessive trading. There is no guarantee that the procedures used by financial intermediaries will be able to curtail frequent, short-term trading activity. For example, shareholders who seek to engage in frequent, short-term trading activity may use a variety of strategies to avoid detection, and the financial intermediaries’ ability to deter such activity may be limited by the capabilities of operational and information systems. Due to the risk that the portfolios and financial intermediaries may not detect all harmful trading activity, it is possible that shareholders may bear the risks associated with such activity.
Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.
Reallocations in underlying portfolios by an Asset Allocation Fund in furtherance of a portfolio’s objective are not considered to be market timing or excessive trading.
Additional Information
This prospectus and the SAI provide information concerning the portfolios that you should consider in determining whether to purchase shares of a portfolio. A portfolio may make changes to this information from time to time. Each portfolio’s investment objective may be changed by the Board without shareholder approval. Each portfolio’s investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this prospectus or in the SAI.
A portfolio that has a policy of investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the particular type of securities suggested by its name will provide its shareholders with at least 60 days’ prior written notice before making changes to such policy. Such notice will comply with the conditions set forth in any applicable SEC rules then in effect.
Neither this prospectus nor the SAI is intended to give rise to any contract rights or other rights of any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.

The portfolios enter into contractual arrangements with various parties, including the portfolios’ investment manager, who provides services to the portfolios. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of those contractual arrangements.
To the extent authorized by law, the portfolios reserve the right to discontinue offering shares at any time, to merge or liquidate a class of shares or to cease operations entirely.
Abandoned or Unclaimed Property
Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information and identifying information for customers, beneficiaries and other payees. Such updates should be communicated in a form and manner satisfactory to us. Individual states may have their own requirements. For more information regarding escheatment and unclaimed property in your state, ask your salesperson or visit your financial intermediary’s website.
Sending Forms and Transaction Requests in Good Order
We cannot process your requests for transactions relating to the portfolios until they are received in good order. “Good order” means the actual receipt of the instructions relating to the requested transaction in writing (or, when appropriate, by telephone or electronically), along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes, to the extent applicable to the transaction: your completed application; the transaction amount (in dollars, shares or percentage terms); the names, portfolio and account number(s) and allocations to and/or from the portfolio accounts affected by the requested transaction; the signatures of all owners (exactly as registered on the account) if necessary; Social Security Number or Taxpayer I.D.; and any other information or supporting documentation that we may require, including any spousal or joint owner’s consents and signature guarantees. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds to effect any purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time. “Received” or receipt in good order generally means that everything necessary must be received by the portfolios, at our mailing address specified in this prospectus. We reserve the right to reject electronic transactions that do not meet our requirements.
Pricing of Shares

How Share Price Is Determined
The price at which shares are purchased or redeemed is the NAV that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption request by the portfolios’ distributor (or other agent).
When Share Price Is Determined
The NAV of all portfolios (or class thereof) is determined on each day the New York Stock Exchange (“NYSE”) is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the value of a portfolio’s foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios). These securities will be valued pursuant to the portfolios’ Pricing and Valuation procedures for such securities.
Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined as of the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV determined as of the close of the NYSE the next day the NYSE is open.
Purchase orders for shares of the asset allocation portfolios that are received in good order and accepted before the close of business of the NYSE receive the NAV determined as of the close of the NYSE that day. Purchase orders for shares of the underlying constituent portfolios will be placed as determined by the portfolio’s sub-adviser (and such asset allocation portfolio will receive the price for shares of the underlying portfolios on the day the order is placed).
How NAV Is Calculated
The NAV of each portfolio (or class thereof) is calculated by taking the value of its net assets and dividing by the number of shares of the portfolio (or class) that are then outstanding.

The Board has approved procedures to be used to value the portfolios’ securities for purposes of determining the portfolios’ NAV. The valuation of the securities of the portfolios is determined in good faith by or under the direction of the Board. While the Board has primary responsibility to shareholders for valuation of portfolio securities, the Board has delegated certain valuation functions for the portfolios to TAM.
In general, securities and other investments (including shares of ETFs) are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities (including shares of ETFs) listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-denominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the last bid price. The market price for debt obligations is generally the price supplied by an independent third party pricing service, which may use market prices or quotations or a variety of fair value techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. The prices that a portfolio uses may differ from the amounts that would be realized if the investments were sold and the differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end funds (other than ETF shares) are generally valued at the NAV reported by that investment company. ETF shares are valued at the most recent sale price or official closing price on the exchange on which they are traded.
When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board may, in good faith, establish a value for the security in accordance with fair valuation procedures adopted by the Board. The Board reviews all fair value determinations typically at its regularly scheduled meetings. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.
Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with the portfolios’ valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

Distribution of Shares

Distributor
Transamerica Capital, Inc. (“TCI”), located at 1801 California Street, Suite 5200, Denver, CO 80202 underwrites and distributes all classes of portfolio shares and bears the expenses of offering these shares to the public. TCI is an affiliate of the investment manager and the portfolios.
Distribution Plan
Each portfolio has adopted a Rule 12b-1 Plan under the Investment Company Act of 1940 (the “Plan”) for each class of shares.
The Plan permits the use of portfolio assets to pay distribution and service fees for the sale and distribution of its shares. These fees are used to pay TCI, broker-dealers, financial intermediaries and other professionals who sell portfolio shares and provide ongoing services to shareholders and to pay other marketing and advertising expenses.
Under the Plan, each portfolio pays the following distribution and service fees (as a percentage of the portfolio’s average daily net assets):
•	Initial Class - Up to 0.15%
•	Service Class - Up to 0.25%
As of the date of this prospectus, the portfolios have not been charged and have not paid any 12b-1 fees with respect to Initial Class shares, and will not be charged or pay any 12b-1 fees on Initial Class shares through May 1, 2019. You will receive written notice prior to the charging and payment of any fees under the Plan relating to Initial Class shares. Each portfolio may, however, be charged and pay fees relating to Service Class shares.
Because these fees are paid out of each portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Other Distribution and Service Arrangements
The insurance companies that selected the portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Transamerica Advisors Life Insurance Company, Transamerica Financial Life Insurance Company, Transamerica Life Insurance Company, Transamerica Premier Life Insurance Company (together, the “Transamerica Insurance Companies”), are affiliated with TAM.
TCI, TAM and their affiliates may enter into arrangements with affiliated entities, including the Transamerica Insurance Companies, that provide administrative, recordkeeping and other services with respect to one or more of the portfolios. Payment for these services is made by TCI, TAM and their affiliates out of past profits and other available sources and may take the form of internal credit, recognition or cash payments. TCI, TAM and their affiliates may also enter into similar arrangements with unaffiliated entities.
If a portfolio is sub-advised by an affiliate of Transamerica Insurance Companies and TAM, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. TAM is a majority-owned subsidiary of Transamerica Premier Life Insurance Company and is affiliated with other Transamerica Insurance Companies, and TAM’s business profits (from managing the portfolios) may directly benefit Transamerica Premier Life Insurance Company and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the portfolios’ shares available to current or prospective variable contract owners to the detriment of other potential investment options.
TAM, the Transamerica Insurance Companies, TCI, and/or portfolio sub-advisers, directly or through TCI, out of their past profits and other available sources, typically provide cash payments or non-cash compensation to the Transamerica Insurance Companies, brokers and other financial intermediaries as a means to promote the distribution and wholesaling of variable contracts (and thus, indirectly, the portfolios’ shares). Such payments and compensation are in addition to the Rule 12b-1 Plan fees, service fees and other fees that may be paid, directly or indirectly, to such brokers and other financial intermediaries. These arrangements are sometimes referred to as “revenue sharing” arrangements. The amount of revenue sharing payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any portfolio-related distribution or shareholder servicing activities. The presence of these payments and the basis on which an intermediary compensates its registered representatives or salespersons may create an incentive for a particular intermediary, registered representative or salesperson to highlight, feature or recommend the variable contracts, that invest in the portfolios at least in part, based on the level of compensation paid. Revenue sharing arrangements are separately negotiated. Revenue sharing payments are not an additional charge to the portfolios.

Such additional cash payments may be made to the Transamerica Insurance Companies, brokers and other financial intermediaries that provide services to the portfolios and/or contract holders, including (without limitation) shareholder servicing, marketing support and/or access to meetings and/or events, sales representatives and management representatives of the broker or other financial intermediaries. These cash payments may take a variety of forms. Revenue sharing payments can be calculated: (i) as a percentage of gross or net sales; (ii) as a percentage of gross or net assets under management; and/or (iii) as a fixed or negotiated flat fee dollar amount. These payments are made on a periodic basis, such as monthly or quarterly. To the extent permitted by applicable law, TCI and other parties may pay or allow other incentives and compensation to brokers and other financial intermediaries. TCI, TAM and the other parties making these payments generally assess the advisability of continuing making these payments periodically.
From time to time, TCI, its affiliates, the Transamerica Insurance Companies and/or TAM and/or portfolio sub-advisers may, to the extent permitted by applicable law, pay non-cash compensation to brokers and other financial intermediaries and their sales representatives in the form of, for example: (i) occasional gifts or prizes; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of broker marketing events, programs, sales contests, promotions or other activities. They may also make payments in connection with the sponsorship by Transamerica or its affiliates of special events which may be attended by brokers and other financial intermediaries. Such non-cash compensation may also include, in part, assistance with the costs and expenses associated with travel, lodging, and educational sales and promotional meetings, seminars, programs and conferences, entertainment and meals to the extent permitted by law.
Certain portfolios are funds of funds that invest in affiliated underlying funds, unaffiliated underlying funds, or a combination of both. TAM will receive more revenue when it selects an affiliated fund rather than an unaffiliated fund for the inclusion in a fund of funds. This conflict may result in affiliated funds that have performed or are expected to perform worse than unaffiliated funds being included in the fund of funds. The inclusion of affiliated funds will also permit TAM to make increased revenue sharing payments, including to TCI, Transamerica Insurance Companies and/or their affiliates. The affiliates of certain unaffiliated underlying funds, including those advised by the sub-adviser to the investing funds, may make revenue sharing payments to TCI and its affiliates for the provision of services to investors and distribution activities.
Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.
Investors may also obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. Intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in this prospectus and the SAI. An investor should ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit TAM, the Transamerica Insurance Companies, TCI and their affiliates and portfolio sub-advisers to the extent the payments result in more assets being invested in the portfolios on which fees are being charged.
Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentives for the insurers and other financial intermediaries to make the portfolios’ shares available to current or prospective variable contract owners to the detriment of other potential investment options.

Distributions and Taxes

Dividends and Distributions
Each portfolio intends to distribute all or substantially all of its net investment income and net capital gains, if any, to its shareholders each year. Dividends will be reinvested in additional shares unless you elect to take your dividends in cash. Each portfolio generally pays any distributions of net capital gains annually. Each portfolio generally pays any dividends from net investment income annually, except that dividends of Transamerica Aegon Government Money Market VP are declared daily and distributed monthly.
Taxes on Distributions in General
Shares of each portfolio are offered only to the separate accounts of Transamerica Premier Life Insurance Company and its affiliates, and to the Asset Allocation Funds offered in this prospectus. Separate accounts are insurance company separate accounts that fund variable insurance policies and annuity contracts. Certain separate accounts are required to meet diversification requirements under Section 817(h) of the Internal Revenue Code and the regulations thereunder in order for insurance policies and annuity contracts funded by those separate accounts to qualify for their expected tax treatment. If a portfolio qualifies as a regulated investment company and is owned only by separate accounts and certain other qualified investors (including the Asset Allocation Funds offered in this prospectus if they are owned only by separate accounts and certain other qualified investors), the separate accounts invested in that portfolio will be allowed to look through to the portfolio’s investments in order to satisfy the separate account diversification requirements. Each portfolio intends to comply with those diversification requirements. If a portfolio fails to meet the diversification requirements under Section 817(h) of the Internal Revenue Code, fails to qualify as a regulated investment company or fails to limit sales of portfolio shares to the permitted investors described above, then income earned with respect to the insurance policies and annuity contracts invested in that portfolio could become currently taxable to the owners of the policies and contracts, and income for prior periods with respect to the policies and contracts could also be taxable in the year in which that failure occurs.
Other Tax Information
This tax discussion is for general information only. More information is provided in the SAI of the portfolios. You should also consult your own tax adviser for information regarding all tax consequences applicable to your investment in any portfolio. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see “Federal Income Tax Considerations” included in the respective prospectuses for the policies and contracts.

List and Description of Underlying Portfolios

This section lists and describes the underlying portfolios in which some or all of the asset allocation portfolios may invest. This section summarizes the principal investment strategies and risks for the underlying portfolios not described elsewhere in this prospectus. Further information about underlying portfolios of Transamerica Series Trust can be found in this prospectus and further information about certain underlying funds of Transamerica Funds is contained in those underlying funds’ prospectuses, available at www.transamericafunds.com.
Transamerica Series Trust Underlying Portfolios:
Fund Name	Transamerica 60/40 Asset Allocation VP	Transamerica BlackRock Tactical Allocation VP	Transamerica JPMorgan Asset Allocation – Conservative VP	Transamerica JPMorgan Asset Allocation – Growth VP	Transamerica JPMorgan Asset Allocation – Moderate Growth VP	Transamerica JPMorgan Asset Allocation – Moderate VP	Transamerica JPMorgan International Moderate Growth VP	Transamerica Madison Balanced Allocation VP*	Transamerica Madison Conservative Allocation VP*	Transamerica Multi-Manager Alternative Strategies VP
Transamerica Aegon Government Money Market VP	X	X	X	X	X	X	X	X	X	X
Transamerica Aegon High Yield Bond VP		X	X	X	X	X	X	X	X	X
Transamerica Aegon U.S. Government Securities VP		X	X	X	X	X	X	X	X	X
Transamerica Barrow Hanley Dividend Focused VP		X	X	X	X	X	X	X	X	X
Transamerica BlackRock Global Allocation VP		X	X	X	X	X	X	X	X	X
Transamerica Clarion Global Real Estate Securities VP		X	X	X	X	X	X	X	X	X
Transamerica Greystone International Growth VP		X	X	X	X	X	X	X	X	X
Transamerica Janus Mid-Cap Growth VP		X	X	X	X	X	X	X	X	X
Transamerica International Equity Index VP	X
Transamerica Jennison Growth VP		X	X	X	X	X	X	X	X	X
Transamerica JPMorgan Core Bond VP		X	X	X	X	X	X	X	X	X
Transamerica JPMorgan Enhanced Index VP		X	X	X	X	X	X	X	X	X
Transamerica JPMorgan Mid Cap Value VP		X	X	X	X	X	X	X	X	X
Transamerica Morgan Stanley Capital Growth VP		X	X	X	X	X	X	X	X	X
Transamerica Multi-Managed Balanced VP		X	X	X	X	X	X	X	X	X
Transamerica PIMCO Total Return VP		X	X	X	X	X	X	X	X	X
Transamerica PineBridge Inflation Opportunities VP		X	X	X	X	X	X	X	X	X
Transamerica Small/Mid Cap Value VP		X	X	X	X	X	X	X	X	X
Transamerica T. Rowe Price Small Cap VP		X	X	X	X	X	X	X	X	X
Transamerica Torray Concentrated Growth VP		X	X	X	X	X	X	X	X	X
Transamerica TS&W International Equity VP		X	X	X	X	X	X	X	X	X
Transamerica U.S. Equity Index VP	X
Transamerica WMC US Growth VP		X	X	X	X	X	X	X	X	X

*
In addition to investing in underlying funds listed below, the portfolio also invests in shares of underlying mutual funds advised by its sub-adviser.

Transamerica Funds Underlying Funds:
Fund Name	Transamerica 60/40 Asset Allocation VP	Transamerica BlackRock Tactical Allocation VP	Transamerica JPMorgan Asset Allocation – Conservative VP	Transamerica JPMorgan Asset Allocation – Growth VP	Transamerica JPMorgan Asset Allocation – Moderate Growth VP	Transamerica JPMorgan Asset Allocation – Moderate VP	Transamerica JPMorgan International Moderate Growth VP	Transamerica Madison Balanced Allocation VP	Transamerica Madison Conservative Allocation VP	Transamerica Multi-Manager Alternative Strategies VP
Transamerica Bond		X	X	X	X	X	X	X	X	X
Transamerica Capital Growth		X	X	X	X	X	X	X	X	X
Transamerica Concentrated Growth		X	X	X	X	X	X	X	X	X
Transamerica Core Bond	X	X	X	X	X	X	X	X	X	X
Transamerica Developing Markets Equity		X	X	X	X	X	X	X	X	X
Transamerica Dividend Focused		X	X	X	X	X	X	X	X	X
Transamerica Emerging Markets Debt		X	X	X	X	X	X	X	X	X
Transamerica Emerging Markets Equity		X	X	X	X	X	X	X	X	X
Transamerica Event Driven		X	X	X	X	X	X	X	X	X
Transamerica Flexible Income		X	X	X	X	X	X	X	X	X
Transamerica Floating Rate		X	X	X	X	X	X	X	X	X
Transamerica Global Equity		X	X	X	X	X	X	X	X	X
Transamerica Global Multifactor Macro		X	X	X	X	X	X	X	X	X
Transamerica Global Real Estate Securities		X	X	X	X	X	X	X	X	X
Transamerica Government Money Market		X	X	X	X	X	X	X	X	X
Transamerica Growth		X	X	X	X	X	X	X	X	X
Transamerica High Yield Bond		X	X	X	X	X	X	X	X	X
Transamerica High Yield Muni		X	X	X	X	X	X	X	X	X
Transamerica Inflation Opportunities		X	X	X	X	X	X	X	X	X
Transamerica Intermediate Bond		X	X	X	X	X	X	X	X	X
Transamerica Intermediate Muni		X	X	X	X	X	X	X	X	X
Transamerica International Equity		X	X	X	X	X	X	X	X	X
Transamerica International Growth		X	X	X	X	X	X	X	X	X
Transamerica International Small Cap Value		X	X	X	X	X	X	X	X	X
Transamerica Large Cap Value		X	X	X	X	X	X	X	X	X
Transamerica Long/Short Strategy		X	X	X	X	X	X	X	X	X
Transamerica Managed Futures Strategy		X	X	X	X	X	X	X	X	X
Transamerica Mid Cap Growth		X	X	X	X	X	X	X	X	X
Transamerica Mid Cap Value		X	X	X	X	X	X	X	X	X
Transamerica Mid Cap Value Opportunities		X	X	X	X	X	X	X	X	X
Transamerica MLP & Energy Income		X	X	X	X	X	X	X	X	X
Transamerica Multi-Cap Growth		X	X	X	X	X	X	X	X	X
Transamerica Multi-Managed Balanced		X	X	X	X	X	X	X	X	X
Transamerica Short-Term Bond		X	X	X	X	X	X	X	X	X
Transamerica Small Cap Core		X	X	X	X	X	X	X	X	X
Transamerica Small Cap Growth		X	X	X	X	X	X	X	X	X
Transamerica Small Cap Value		X	X	X	X	X	X	X	X	X
Transamerica Small/Mid Cap Value		X	X	X	X	X	X	X	X	X
Transamerica Strategic High Income		X	X	X	X	X	X	X	X	X
Transamerica Total Return		X	X	X	X	X	X	X	X	X
Transamerica Unconstrained Bond		X	X	X	X	X	X	X	X	X
Transamerica US Growth		X	X	X	X	X	X	X	X	X

Transamerica Bond
Principal Investment Strategies: The fund’s sub-adviser, Loomis, Sayles & Company, L.P. (the “sub-adviser”), invests, under normal circumstances, at least 80% of the fund’s assets (plus the amount of borrowings, if any, for investment purposes) in fixed-income securities. The fund invests primarily in investment grade fixed-income securities, although it may invest up to 35% of its assets in lower-rated fixed-income securities (“junk bonds”) and up to 20% of its assets in equity securities, such as common stocks and preferred stocks (with up to 10% of its assets in common stocks). The fund may invest in fixed-income securities of any maturity. The fund may also invest up to 10% of its assets in bank loans, which include senior secured and unsecured floating rate loans made by banks and other financial institutions to corporate customers. The fund may invest any portion of its assets in securities of Canadian issuers (denominated in any currency) and up to 20% of its assets in other foreign securities (excluding Canadian dollar denominated securities), including emerging market securities. The fund may invest without limit in obligations of supranational entities (e.g., the World Bank). The fixed-income securities in which the fund may invest include without limitation: corporate securities, U.S. government securities, commercial paper, zero coupon securities, mortgage-backed securities, stripped mortgage-backed securities, collateralized mortgage obligations, foreign currency denominated securities, asset-backed securities, when issued securities, real estate investment trusts (“REITs”), Rule 144A securities, structured notes, repurchase agreements, and convertible securities. The fund may engage in options and futures transactions, foreign currency hedging transactions and swap transactions.
The fund may invest in structured notes, which are derivative debt instruments with principal and/or interest payments linked to the value of a commodity, a foreign currency, an index of securities, an interest rate, or other financial indicators. Structured notes can be used to increase a fund’s exposure to changes in the value of assets or to hedge the risks of other investments that a fund holds.
Transamerica Capital Growth
Principal Investment Strategies: The fund’s sub-adviser, Morgan Stanley Investment Management Inc. (the “sub-adviser”), under normal circumstances, seeks long-term capital growth by investing primarily in established and emerging companies with capitalizations within the range of companies included in the Russell 1000® Growth Index1, which as of December 31, 2017, was between $388.9 million and $868.2 billion. The fund typically invests in a relatively small number of companies.
The fund may invest up to 25% of its net assets in securities of foreign issuers, including issuers located in emerging market or developing countries and securities classified as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), American Depositary Shares (“ADSs”) or Global Depositary Shares (“GDSs”), foreign U.S. dollar denominated securities that are traded on a U.S. exchange or local shares of non-U.S. issuers. The sub-adviser considers an issuer to be from a particular country if (i) its principal securities trading market is in that country; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country; or (iii) it is organized under the laws of, or has a principal office in, that country. By applying these tests, it is possible that a particular company could be deemed to be from more than one country. The securities in which the fund may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars. The fund’s equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, exchange-traded funds (“ETFs”), and other specialty securities having equity features.
The sub-adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. The sub-adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The sub-adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward. The sub-adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.
1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
Transamerica Concentrated Growth
Principal Investment Strategies: Under normal circumstances, the fund’s sub-adviser, Torray LLC (the “sub-adviser”), will invest at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of large capitalization companies with proven records of increasing earnings on a consistent and sustainable basis. The fund considers large capitalization companies to be those companies with market capitalizations of $5 billion or more at the time of purchase. Sustainable growth is a product of businesses generally characterized by durable competitive advantages, high returns on and efficient use of capital, low financial and operating volatility, high levels of recurring revenue and low exposure to cyclical trends. Companies are reviewed on a fundamental basis in the context of long-term secular themes.
The fund employs a concentrated approach, investing in 25 to 30 stocks, with a long-term orientation and a quality focus. Correlation of securities and underlying businesses is considered in an effort to minimize risk within the fund. Initial positions range from 2% to 3% of assets and may be increased over time to between 5% and 7%. Individual positions will not exceed 7%. Sector weights are independent of benchmarks, ranging from 0% to 35%, and cash is not employed in a tactical or strategic manner.

Risk control is an integral part of the sub-adviser’s process. In the context of security selection, the focus is on quality, which is defined as businesses demonstrating consistent financial and operating metrics through a full business cycle, high returns on capital, appropriate leverage and reasonable valuation. Risk control is also a primary part of portfolio construction. In order to achieve effective diversification, correlation among existing and prospective holdings is measured through multiple periods, assigning preference to issues exhibiting low correlation to the portfolio and among sectors. Excess (positive or negative) relative performance also initiates a review of a security by the sub-adviser.
Positions are reduced or sold if they exhibit excess valuation, reach sector or position limits, show increased business volatility, are replaced by higher conviction ideas or fail to fulfill the original investment thesis.
Transamerica Core Bond
Principal Investment Strategies: The fund’s sub-adviser, J.P. Morgan Investment Management Inc. (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in bonds, including (without limitation):
•	U.S. government securities, including Treasury obligations and government sponsored enterprises such as Fannie Mae, Ginnie Mae, Freddie Mac and securities issued by other government agencies and instrumentalities
•	Medium- to high-quality corporate bonds
•	Mortgage-backed securities, including U.S. agency and non-agency pass through and collateralized mortgage obligations (“CMOs”)
•	Asset-backed securities
•	Commercial mortgage-backed securities (“CMBS”)
Generally, such bonds will have intermediate to long maturities.
To a lesser extent, the fund may invest in:
•	U.S. dollar-denominated foreign bonds
•	Short-term securities, including agency discount notes, commercial paper and money market funds
The fund may invest in bonds and other debt securities that are rated in the lowest investment grade category (commonly known as “junk” bonds). The fund’s average weighted maturity will ordinarily range between four and 12 years. The sub-adviser analyzes four major factors in managing and constructing the fund’s portfolio: duration, market sector, maturity concentrations and individual securities. The sub-adviser looks for market sectors and individual securities that it believes will perform well over time. The sub-adviser is value oriented and selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. The fund may use futures contracts, options, swaps and other derivatives as tools in the management of fund assets. The fund may use derivatives as a substitute for various investments, to alter the investment characteristics of the fund, for risk management and/or to increase income or gain to the fund.
Transamerica Developing Markets Equity
Principal Investment Strategies: The fund’s sub-adviser, OppenheimerFunds, Inc. (the “sub-adviser”), mainly invests in common stocks of issuers in developing and emerging markets throughout the world. The sub-adviser invests, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of issuers that are economically tied to one or more emerging market countries. The fund will normally invest in at least three different emerging market countries. The fund may have significant investments in one or more countries. The fund can (but is not required to) invest up to 100% of its total assets in foreign securities. The fund focuses on companies with above-average earnings growth.
In selecting investments for the fund, the sub-adviser evaluates investment opportunities on a company-by-company basis. This approach includes fundamental analysis of a company's financial statements, management record, and capital structure, operations, product development, and competitive position in its industry. The sub-adviser also looks for newer or established businesses that are entering into a growth cycle, have the potential for accelerating earnings growth or cash flow, and possess reasonable valuations. The sub-adviser considers the effect of worldwide trends on the growth of particular business sectors and looks for companies that may benefit from those trends and seeks a diverse mix of industries and countries to help reduce the risks of foreign investing, such as currency fluctuations and stock market volatility. The sub-adviser may invest in growth companies of different capitalization ranges in any developing market country. This may include small, unseasoned companies. The sub-adviser monitors individual issuers for changes in the factors above, which may trigger a decision to sell a security.
In general, countries may be considered developing or emerging markets if they are included in any one of the MSCI emerging markets indices, classified as a developing or emerging market, or classified under a similar or corresponding classification, by organizations such as the World Bank and the International Monetary Fund, or have economies, industries and stock markets with similar characteristics. For purposes of the fund’s investments, a determination that an issuer is economically tied to a developing market country is based on factors including, but not limited to, geographic location of its primary trading markets, location of its assets, its domicile or its principal offices, or whether it receives revenues from a developing market. Such a determination can also be based, in whole or in part, on inclusion of an issuer or its securities in an Index representative of developing or emerging markets.
The growing inter-relationship of global economies and financial markets has increased the effect of conditions in one country or region on issuers of securities in a different country or region. In particular, the adoption or prolongation of protectionist trade policies by one or more countries, changes in economic or monetary policy in the United States or abroad, or a slowdown in the U.S. economy, could lead to a decrease in demand for products and reduced flows of capital and income to companies in other countries. Those events might particularly affect companies in emerging and developing market countries.
The fund may purchase American Depositary Shares (“ADSs”) as part of American Depositary Receipt (“ADR”) issuances, which are negotiable certificates issued by a U.S. bank representing a specified number of shares in a foreign stock traded on a U.S. exchange. They are subject to some of the special considerations and risks that apply to foreign securities traded and held abroad.
The fund may invest up to 5% of its assets in China A-shares (equity securities of Chinese companies) listed and traded on the Shanghai Stock Exchange or the Shenzhen Stock Exchange.
Transamerica Dividend Focused
Principal Investment Strategies: The fund’s sub-adviser, Barrow, Hanley, Mewhinney & Strauss, LLC (the “sub-adviser”), deploys an active strategy that seeks large and middle capitalization U.S.-listed stocks, including American Depositary Receipts (“ADRs”), which make up a portfolio that generally exhibits the following value characteristics: price/earnings and price/book ratios at or below the market (S&P 500®) and dividend yields at or above the market. In addition, the sub-adviser considers stocks for the fund that not only currently pay a dividend, but also have a consecutive 25 year history of paying cash dividends. The sub-adviser also seeks stocks that have long established histories of dividend increases in an effort to ensure that the growth of the dividend stream of the fund’s holdings will be greater than that of the market as a whole.
The sub-adviser utilizes a conservative orientation based on the belief that above-average returns can be achieved while taking below-average risks. The sub-adviser’s investment approach is based on an underlying philosophy that securities markets are inefficient and that these inefficiencies can be favorably exploited through adherence to a value-oriented investment process dedicated to individual stock selection on a bottom-up basis. Accordingly, the sub-adviser constructs a portfolio of individual stocks, selected on a bottom-up basis, using fundamental analysis. The sub-adviser seeks to identify companies that are undervalued and temporarily out-of-favor for reasons it can identify and understand. The sub-adviser does not attempt to time the market or rotate in and out of broad market sectors, as it believes that it is difficult, if not impossible, to add incremental value on a consistent basis by market timing.
The fund’s portfolio will generally consist of 30 to 45 stocks with position sizes of 1% to 5% (8% maximum position weighting). Annual portfolio turnover is anticipated to be less than 25%. If a stock held in the fund omits its dividend, the fund is not required to immediately sell the stock, but the fund will not purchase any stock that does not have a 25 year record of paying cash dividends.
The sub-adviser employs a fully invested strategy. Therefore, under normal market conditions, cash and cash equivalents are generally less than 5% of the fund’s assets.
Transamerica Emerging Markets Debt
Principal Investment Strategies: Under normal circumstances, the fund’s sub-adviser, Logan Circle Partners, LP (the “sub-adviser”), invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities of issuers located in emerging market countries. Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. The fund normally invests primarily in fixed-income securities of government and government-related issuers and corporate issuers in emerging market countries.
The sub-adviser seeks to identify companies in developing countries that are believed to be undervalued and have attractive or improving fundamentals. The sub-adviser analyzes the global economic environment and its impact on emerging markets. The fund will normally invest its assets in local currency and hard currency (such as U.S. dollars) emerging markets sovereign and corporate debt issues. The fund’s U.S. dollar denominated sovereign exposure should range between 30% and 100% and corporate exposure between 30% and 70%, and the fund’s local currency sovereign and corporate exposures should range between 5% and 40%. The fund’s developed markets exposure will normally range between 0% and 10%. Generally, less than 10% of the fund’s assets will be invested in cash and cash equivalents.
The fund’s holdings may range in maturity from overnight to 30 years or more and will not be subject to any minimum credit rating standard. The fund may invest in debt securities that are rated below investment grade (commonly known as “junk bonds”), including defaulted securities. The sub-adviser does not expect defaulted securities to represent more than 5% of the fund’s portfolio at any one time. The sub-adviser may, when or if available, use certain strategies, including the use of derivatives, to seek to protect the fund from what are believed to be overvalued currencies or to take advantage of what are believed to be undervalued currencies. The fund may use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. The sub-adviser generally considers selling a security when it determines that the holding no longer satisfies its investment criteria.
The fund may invest in capital securities, which are hybrid securities that combine the characteristics of bonds and preferred stocks. The fund may invest in such securities in order to take advantage of the mispricing of subordinated risk within the marketplace. The sub-adviser does not expect that capital securities will represent more than 5% of the fund’s assets at any one time.
The fund may also invest up to 25% of its assets in cross currency hedges, which involve the sale of one currency against the positive exposure to a different currency. Cross currency hedges may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies.
The fund is non-diversified.
Transamerica Emerging Markets Equity
Principal Investment Strategies: Under normal circumstances, the fund’s sub-adviser, ClariVest Asset Management LLC (the “sub-adviser”), invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities (including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”)) of issuers economically tied to one or more emerging market countries. Issuers considered to be economically tied to emerging market countries include, without limitation: (1) an issuer organized under the laws of or maintaining a principal office or principal place(s) of business in one or more emerging markets; (2) an issuer of securities that are principally traded in one or more emerging markets; (3) an issuer that derives or is currently expected to derive 50% or more of its total sales, revenues, profits, earnings, growth, or another measure of economic activity from, the production or sale of goods or performance of services or making of investments or other economic activity in, one or more emerging markets, or that maintains or is currently expected to maintain 50% or more of its employees, assets, investments, operations, or other business activity in one or more emerging markets; (4) a governmental or quasi-governmental entity of an emerging market; or (5) any other issuer that the sub-adviser believes may expose the fund’s assets to the economic fortunes and risks of emerging markets. The sub-adviser may consider any one of the five factors when making a determination that an issuer is “economically tied” to emerging markets. The sub-adviser may consider an issuer to be economically tied to emerging markets even though it may be based in a developed market such as the United States. The sub-adviser considers emerging market countries to be countries included in the MSCI Emerging Markets Index.
The fund may (but is not required to) invest up to 100% of its total assets in foreign securities. The fund will normally emphasize investments in common stocks and other equity securities. The fund may invest in companies that exhibit growth characteristics and companies that exhibit value characteristics.
In selecting securities for the fund, the sub-adviser utilizes quantitative tools in a bottom-up investment process. Using an internally developed algorithm, the sub-adviser constructs a portfolio that seeks to maximize expected alpha, subject to constraints designed to meet long-run expected active risk goals. The annual portfolio turnover rate of the fund may exceed 125%.
The fund may invest in exchange-traded funds (“ETFs”) in order to equitize cash positions, seek exposure to certain markets or market sectors and to hedge against certain market movements.
Transamerica Event Driven
Principal Investment Strategies: The fund’s sub-adviser, Advent Capital Management, LLC (the “sub-adviser”), normally invests the fund’s assets, directly or synthetically through derivatives, in securities of companies the sub-adviser believes are involved in a corporate or special situation event. Events may include, but are not limited to, stock repurchase programs, spinoffs, asset sales, restructurings, refinancings, mergers and acquisitions, earnings announcements, and investments driven by special features in bond indentures (such as ratchet clauses and poison puts). The sub-adviser may also invest in opportunities related to securities the sub-adviser believes are mispriced due to market volatility, the economic cycle or market liquidity. The fund may invest in a variety of securities within a company’s capital structure, including, but not limited to, debt instruments, convertible securities, preferred securities, equity securities and warrants. Such securities may be senior or subordinated securities.
The fund’s strategy normally employs a substantial amount of leverage. A large portion of the fund’s long investment exposure to a company’s securities may be established through total return swaps or other derivative instruments that have a leveraging effect on the fund. The fund may also take short positions which involve leverage.
The sub-adviser utilizes fundamental research to select investments and seeks to attain the most optimal implementation of its fundamental views in the current market environment through direct investments and/or synthetically through derivatives. In executing its strategy, the fund generally seeks to capture the price difference between a security’s current market price and the anticipated value to be delivered through the successful completion of an extraordinary corporate transaction or a unique event-driven opportunity. Intensive fundamental and security valuation analysis is applied by the sub-adviser in an effort to identify value and manage risk, as well as to calculate rates of return and monitor investment thesis progress. The fund will generally invest in transactions with identifiable time-frames and high expected returns.

To execute the fund’s strategy, the sub-adviser may take long or short positions in the securities of a company based on fundamental research or technical factors, which may include, but are not limited to, valuation, anticipated earnings releases, technical trading characteristics, and specific corporate events (such as strikes, contract awards, FDA approvals, new product announcements, industry dynamics, or the effects of news from a competitor).
The fund generally uses derivatives as part of the overall implementation of its strategy, and derivatives usage may be substantial. Such derivatives may include total return swaps, credit default swaps, interest rate swaps, forward currency contracts, options on securities and futures transactions. Derivatives may be used in different ways within the fund. For example, derivatives may be used as a substitute for a direct investment in stocks, bonds or convertible securities. Derivatives also may be used for speculative or hedging purposes. Derivatives used by the fund may involve leverage.
When the fund uses derivatives with a leveraging effect, changes in the value of the fund’s investments will have a larger effect on its share price than if it did not use such derivatives. Other risks also are magnified and there are costs associated with using leverage. The fund may have to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to comply with the applicable segregation requirements.
The fund will invest primarily in companies in developed markets, but may invest up to 20% of its assets in companies located in emerging markets. The fund may invest without limit in companies in non-U.S. developed markets and in lower investment grade and non-investment grade fixed income securities (commonly known as “junk bonds”). The sub-adviser expects the average duration of the fixed income securities within the fund’s portfolio, including the negative duration of short positions in fixed income securities, to be between 3 and 4 years. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security to changes in interest rates. The fund may invest in companies of any capitalization.
The fund may have a portfolio turnover rate that is significantly higher than a comparable fund.
The fund is non-diversified.
Transamerica Flexible Income
Principal Investment Strategies: The fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), invests, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in fixed-income securities, which may include U.S. government and foreign government bonds and notes (including emerging markets), mortgage-backed, commercial mortgage-backed, and asset-backed securities (including collateralized mortgage obligations), corporate bonds of issuers in the U.S. and foreign countries (including emerging markets), convertible bonds and other convertible securities, bank loans and loan participations, structured notes, and preferred securities.
Under normal circumstances, at least 50% of the fund’s net assets will be invested in (a) debt securities rated investment grade or higher (rated at least BBB by Standard & Poor’s or Fitch or Baa by Moody’s) by at least two rating agencies or, if unrated, are determined to be of comparable quality by the fund’s sub-adviser; (b) securities issued or guaranteed by the U.S. government or its agencies or instrumentalities; (c) commercial paper rated Prime, Prime-1 or Prime-2 by NCO/Moody’s Commercial Paper Division, Moody’s or A-1 or A-2 by Standard & Poor’s; and/or (d) cash or cash equivalents. Up to 50% of the fund’s net assets may be invested in debt securities that do not meet the investment grade criteria referred to above (commonly known as “junk bonds”). The fund may invest up to 20% of its net assets in equity securities, such as common stocks, rights, warrants or preferred stock. The fund may invest in securities of any maturity and does not have a target average duration.
In managing the fund’s assets, the sub-adviser uses a combination of a global “top down” analysis of the macroeconomic and interest rate environments and global asset classes and proprietary “bottom up” research of sectors, industries, issuers and individual securities. In the sub-adviser’s qualitative “top down” approach, the sub-adviser analyzes various fundamental, technical, sentiment and valuation factors that affect the movement and relative value of markets and securities prices worldwide. In its proprietary “bottom up” research of corporate and sovereign debt and other fixed income securities, the sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, covenants, cash flows and, as applicable, collateral. The sub-adviser uses this combined approach to determine asset class, sector, security, yield curve and duration positions for the fund.
The fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate, total return and credit default swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the fund’s portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.
The fund may purchase securities on a when-issued, delayed delivery or forward commitment basis.
Transamerica Floating Rate
Principal Investment Strategies: Under normal circumstances the fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”) seeks to achieve the fund’s objective by investing at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in floating rate loans or floating rate debt securities. Floating rate loans and floating rate debt securities have interest rates which float, adjust or vary periodically based upon a benchmark indicator, a specified adjustment schedule, or prevailing interest rates.
In managing the fund’s assets, the sub-adviser uses a combination of a global “top down” analysis of the macroeconomic and interest rate environment and proprietary “bottom up” research of sectors, industries and securities. In the sub-adviser’s qualitative “top down” approach, the sub-adviser analyzes various fundamental, technical, sentiment and valuation factors that affect the movement of markets and securities prices worldwide. In its proprietary “bottom up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, collateral and covenants specific to individual issuers and loans.
The fund will primarily invest in first lien, senior secured term floating rate loans (“senior loans”) to corporate issuers, partnerships and other entities. The fund can invest in senior loans of any maturity and quality. The majority of the fund’s total assets generally will be invested in loans or securities rated below investment grade (that is, loans or securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the fund’s sub-adviser), and the fund may invest without limitation in such loans and securities (commonly known as “junk bonds”). The issuers of the loans in which the fund invests may themselves be rated below investment grade even if the loan itself is not.
The fund may invest up to 15% of its net assets in unsecured floating rate loans and floating rate debt securities and up to 15% of its net assets in second lien floating rate loans. The fund may also invest up to 20% of its net assets in subordinated bridge loans, unsecured fixed rate high yield bonds, money market instruments and other fixed rate debt securities, including distressed securities that may be in default and have any or no credit rating.
The fund may invest in loans of foreign borrowers and foreign debt securities, including emerging market debt securities, but expects that the majority of its total assets will be invested in loans and debt securities of U.S. borrowers or issuers. The fund may invest in exchange traded funds (“ETF”) to create exposure to asset classes.
The fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate and total return swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the fund’s portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.
Transamerica Global Equity
Principal Investment Strategies: Under normal circumstances, the fund’s sub-adviser, Rockefeller & Co. LLC (the “sub-adviser”) invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities. The fund may invest in securities of U.S. and non-U.S. issuers of any size, but generally focuses on larger, more established companies. The fund will invest primarily in securities of companies domiciled in developed markets, but may invest up to 30% of its net assets in securities of companies domiciled in emerging and frontier markets, as classified using the MSCI classifications of emerging and frontier markets. Under normal conditions, the fund will invest in at least four countries including the U.S. Securities held by the fund may be denominated in both U.S. dollars as well as the local currency.
The sub-adviser selects investments for the fund’s portfolio using a bottom-up security analysis that includes fundamental, sector-based research in seeking to identify businesses that have high or improving returns on capital, barriers to competition and compelling valuations.
Equity securities in which the fund may invest include common stocks, preferred stocks, convertible securities, rights and warrants for equity securities, depositary receipts such as American Depositary Receipts, Global Depositary Receipts and European Depositary Receipts, and interests in other investment companies, including exchange traded funds, that invest in equity securities.
Transamerica Global Multifactor Macro
Principal Investment Strategies: Under normal circumstances, the fund’s sub-adviser, AQR Capital Management, LLC (the “sub-adviser”), pursues the fund’s investment objective by investing globally across a wide range of asset classes, including equities, fixed income, currencies and commodities. The fund may take both “long” and “short” positions in each of the asset classes using derivative instruments. The sub-adviser generally expects that the fund will have exposure in long and short positions across four major asset classes (commodities, currencies, fixed income and equities), but at any one time the fund may emphasize one or two of the asset classes or a limited number of exposures within an asset class.
The fund obtains exposure to asset classes primarily through derivative instruments, such as forwards and futures contracts, options and swaps, including, but not limited to, global developed and emerging market equity index futures, swaps on equity index futures, equity swaps, options, global developed and emerging market currency forwards and futures, commodity futures and swaps, global developed and emerging market fixed income futures, and bond and interest rate futures and swaps (collectively, the “Instruments”), either by investing directly in those Instruments, or indirectly by investing in a wholly-owned subsidiary of the fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”) that invests in those Instruments. The fund may also gain asset class exposures through direct investments.

The fund has the flexibility to shift its allocation across asset classes and markets around the world, including emerging markets, based on the sub-adviser’s assessment of their relative attractiveness. Under normal market conditions, the fund invests at least 40% of its assets (or, if conditions are not favorable, at least 30% of its assets) outside of the U.S. through direct investments, the Instruments or depositary receipts (“Foreign Securities”). The fund’s portfolio normally will be composed of investments that are economically tied to no less than three different countries, including the United States. Foreign Securities may include foreign currencies and interest rates, sovereign debt, equity indices representing countries other than the United States and through exposure to companies (i) organized or located outside the United States, (ii) whose primary trading market is located outside the United States or (iii) doing a substantial amount of business outside the United States, which the fund considers as a company that derives at least 50% of its revenue from business outside the United States or has at least 50% of its assets outside the United States.
The sub-adviser allocates among the different asset classes based on their assessed contribution to the fund’s risk budget—i.e., the targeted level of risk or volatility. The allocation process allows the sub-adviser to make tactical risk adjustments while maintaining long-term strategic risk weights. Within each asset class, approximately 50% of the fund’s target risk is expected to be allocated based on the macroeconomic indicators, and the remaining 50% of target risk is expected to be allocated based on the value, momentum, and carry indicators discussed below. These relative weights, and the relative weights to each of the value, momentum and carry indicators, can vary depending on market conditions.
The sub-adviser will use quantitative and qualitative methods to assess the level of risk (i.e., volatility of return) for the fund. Volatility is a statistical measurement of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk. The sub-adviser, on average, will target an annualized volatility level for the fund of 8%. The sub-adviser expects that the fund’s targeted annualized forecasted volatility will typically range between 4% and 12%; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions. Actual or realized volatility can and will differ from the forecasted or target volatility described above.
The fund may take a long or short position in an Instrument. The owner/holder of a “long” position in an Instrument will benefit from an increase in the price of the underlying security or instrument. The owner/holder of a “short” position in an Instrument will benefit from a decrease in the price of the underlying security or instrument. The fund goes long Instruments deemed overall attractive, and short Instruments deemed overall unattractive. When there is strong agreement among the indicators of attractiveness discussed below, the long or short position in an Instrument or asset class will generally be given a greater weighting in the portfolio, while conflicting indicators will generally result in a lesser weighting. Individual investments are bought or sold in accordance with periodic re-ranking and rebalancing, the frequency of which is expected to vary depending on the sub-adviser’s assessment of the investment’s attractiveness and global market conditions.
The sub-adviser uses a bottom up systematic process that considers four primary indicators of attractiveness in determining whether to take a long and/or short position in an asset class through a direct investment or an Instrument: macroeconomic data, value, momentum, and carry.
Macroeconomic Data: The sub-adviser seeks to evaluate the impact of macroeconomic news and macroeconomic trends on the attractiveness of Instruments and asset classes around the world. Macroeconomic themes considered include, but are not limited to, business cycles, international trade, monetary policy, investor sentiment and asset-specific fundamentals.
The evaluation of macroeconomic attractiveness includes both quantitative and qualitative components.
•	Quantitative analysis measures an Instrument’s attractiveness based on the current level and historical evolution of key macroeconomic measures. These measures include, but are not limited to, growth and inflation forecasts, demand for exports, central bank actions and equity market performance.
•	Qualitative input adds a perspective not available through quantitative analysis. These considerations include, but are not limited to, the sub-adviser’s assessment of fiscal and monetary policy, trade policy, geo-political risks and supply and demand conditions.
Value: Value strategies favor investments that appear cheap over those that appear expensive based on fundamental measures related to price, seeking to capture the tendency for relatively cheap assets to outperform relatively expensive assets. The fund will seek to buy assets that are cheap and sell those that are expensive relative to similar investments globally and relative to their historical averages. Examples of value measures include using price-to-earnings and price-to-book ratios for selecting equities.
Momentum: Momentum strategies favor investments that have performed relatively well over those that have underperformed over the medium-term, seeking to capture the tendency that an asset’s recent performance will continue in the near future. The fund will seek to buy assets that recently outperformed and sell those that recently underperformed relative to similar investments globally and relative to their historical averages. Examples of momentum measures include simple price momentum for selecting equities and price- and yield-based momentum for selecting bonds.
Carry: Carry strategies favor investments with higher yields over those with lower yields, seeking to capture the tendency for higher-yielding assets to provide higher returns than lower-yielding assets. The fund will seek to buy high-yielding assets and sell low-yielding assets relative to similar investments globally and relative to their historical averages. An example of carry measures includes using interest rates to select currencies and bonds.
The sub-adviser generally expects that the fund’s performance will have a low correlation to the performance of the general global equity, fixed income, currency and commodity markets over any given market cycle; however, the fund’s performance may correlate to the performance of any one or more of those markets over short-term periods.
A significant portion of the fund’s assets may be invested directly or indirectly in short-term investments, which may include, but are not limited to, U.S. government securities, U.S. government agency securities, short-term fixed income securities, overnight and/or fixed term repurchase agreements, money market mutual fund shares, and cash and cash equivalents with one year or less term to maturity. These cash or cash equivalent holdings serve as collateral for the positions the fund takes and also earn income for the fund. While the fund normally does not engage in any direct borrowing, leverage is implicit in the futures and other derivatives it trades. The fund’s returns may be volatile due to the significant use of Instruments that have a leveraging effect.
The fund generally intends to gain exposure to commodities by investing up to 25% of its total assets in the Subsidiary. The Subsidiary has the same investment objective as the fund and is advised by Transamerica Asset Management, Inc. and sub-advised by the sub-adviser. The Subsidiary, unlike the fund, may invest without limitation in commodities, commodity index-linked securities and other commodity-linked securities and derivative instruments, such as swaps and futures that provide exposure to the performance of the commodities markets. The Subsidiary may also invest in other instruments, including fixed income instruments, either as investments or to serve as margin or collateral for its derivative positions. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is not subject to the investor protections of the 1940 Act. The Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in derivatives that are applicable to the fund’s transactions in derivatives.
The fund may invest in exchange traded funds or exchange traded notes.
The fund is non-diversified.
Transamerica Global Real Estate Securities
Principal Investment Strategies: Under normal conditions, the fund’s sub-adviser, CBRE Clarion Securities LLC (the “sub-adviser”), will invest at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of issuers that are principally engaged in the real estate industry. The sub-adviser considers issuers principally engaged in the real estate industry to be companies that derive their intrinsic value from the ownership, operation, development, construction, financing, management or sale of commercial, industrial or residential real estate and similar activities. Under normal market conditions, the fund invests at least 40% of its assets (or, if conditions are not favorable, at least 30% of its assets) in non-U.S. issuers directly or through depositary receipts. The fund's portfolio normally will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. As a general matter, the sub-adviser intends to invest in common stocks and convertible securities of real estate companies, including real estate investment trusts (“REITs”).
The sub-adviser may engage in frequent and active trading of fund investments to achieve the fund’s investment objective. The fund does not directly invest in real estate.
This fund is non-diversified.
Transamerica Government Money Market
Principal Investment Strategies: The fund is a government money market fund. The fund seeks to maintain a stable net asset value of $1.00 per share by investing in:
•	High-quality, U.S. dollar-denominated short-term money market securities issued or guaranteed as to principal or interest by the U.S. government or its agencies or instrumentalities;
•	repurchase agreements that are fully collateralized by U.S. government securities or cash; and
•	cash.
The fund's sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), invests at least 99.5% of the fund's total assets (plus the amount of borrowings, if any, for investment purposes) in U.S. government securities, cash, and/or repurchase agreements that are fully collateralized as described above. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in U.S. government securities and/or repurchase agreements that are fully collateralized by U.S. government securities. U.S. government securities in which the fund may invest include obligations of, or guaranteed by, the U.S. federal government, its agencies, instrumentalities or sponsored enterprises. Some U.S. government securities are supported by the full faith and credit of the U.S. government. These include U.S. Treasury obligations and securities issued by Ginnie Mae. A second category of U.S. government securities are those supported by the right of the agency, instrumentality or sponsored enterprise to borrow from the U.S. government to meet its obligations. These include securities issued by Federal Home Loan Banks. A third category of U.S. government securities are those supported by only the credit of the issuing agency, instrumentality or sponsored enterprise. These include securities issued by Fannie Mae and Freddie Mac.

The fund will enter into repurchase agreements only with financial institutions that the sub-adviser determines are creditworthy. A financial institution must furnish collateral to the fund at least equal in value to the amount of its repurchase obligation. This collateral must consist of U.S. government securities or cash. The sub-adviser is responsible for ensuring that each repurchase agreement is eligible for purchase by the fund.
In managing the fund’s assets, the sub-adviser starts with a global “top down” analysis and then considers various fundamental factors, such as creditworthiness, duration, yield, interest rate and liquidity.
The fund invests in accordance with the credit quality, maturity, liquidity and diversification requirements applicable to money market funds. The fund invests in securities that, at the time of purchase, are rated in the highest short-term rating category for short-term debt by a nationally recognized statistical rating organization or, if unrated, determined to be of equivalent credit quality by the fund’s sub-adviser. Where required by applicable regulations, the fund’s sub-adviser or Board of Trustees will decide whether the security should be held or sold in the event of credit downgrades or certain other events occurring after purchase.
The fund invests exclusively in securities with a maximum remaining maturity of 397 days and maintains a dollar-weighted average fund maturity of 60 days or less.
The portfolio may invest in other government money market funds to the extent permitted by law.
As prevailing market conditions warrant, and at the discretion of the sub-adviser, the fund may hold cash uninvested and, if so, may be subject to risk with respect to the depository institution holding the cash. Cash assets are not income-generating and would impact the fund’s current yield.
If the fund takes a temporary defensive position, it will be more difficult for the fund to achieve its investment objective. Although the sub-adviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.
Transamerica Growth
Principal Investment Strategies: The fund’s sub-adviser, Jennison Associates LLC (the “sub-adviser”), invests, under normal circumstances, at least 65% of the fund’s total assets in equity and equity-related securities, principally common stocks, preferred stocks, warrants, rights and depositary receipts of U.S. companies with market capitalizations of at least $1 billion that the sub-adviser considers to have above average prospects for growth. These companies are generally medium- to large-capitalization companies.
The sub-adviser uses a “bottom-up” approach, researching and evaluating individual company fundamentals rather than macro-economic factors, in seeking to identify individual companies with earnings growth potential that may not be recognized by the market at large. A “bottom-up” approach is looking at individual companies against the context of broader market factors.
The fund may invest up to 20% of its assets in the securities of foreign issuers, of which 10% may be invested in emerging markets issuers.
Transamerica High Yield Bond
Principal Investment Strategies: The fund's sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the fund's objective by investing, under normal circumstances, at least 80% of the fund's net assets (plus the amount of borrowings, if any, for investment purposes) in high-yield bonds (commonly known as “junk bonds”). The fund normally invests primarily in U.S. securities.
Junk bonds are high-risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the fund's sub-adviser). The sub-adviser’s strategy is to seek to achieve high returns for the fund while maintaining a reasonable risk profile.
In managing the fund's assets, the sub-adviser uses a combination of a global “top down” analysis of the macroeconomic and interest rate environment and proprietary “bottom up” research of corporate and sovereign debt, stressed and distressed securities, and other debt instruments. In the sub-adviser’s qualitative “top down” approach, the sub-adviser analyzes various fundamental, technical, sentiment, and valuation factors that affect the movement of markets and securities prices worldwide. This “top-down” analysis assists the sub-adviser in analyzing fund risk and allocating assets among sectors, industries, and credit quality categories. In its proprietary “bottom up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness and capital structure.
The fund has no maturity or duration requirements or limitations. The fund may invest in foreign securities, including up to 10% of its net assets in emerging market securities.
To a lesser extent, the fund may invest in investment grade bonds, bank loans, asset backed and mortgage backed securities, preferred equity securities, common equity securities (received in connection with exchanges or restructurings) and cash equivalents.

Transamerica High Yield Muni
Principal Investment Strategies: Under normal circumstances, the fund’s sub-adviser, Belle Haven Investments, L.P. (the “sub-adviser”), invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in municipal fixed-income securities the interest from which is exempt from federal income tax and the federal alternative minimum tax (“AMT”) applicable to individuals. Interest income from some of the municipal obligations in which the fund may invest may be subject to AMT. The fund invests primarily in general obligation and revenue bonds issued by U.S. municipal issuers, as well as issuers in U.S. territories and possessions. The fund may invest 25% or more of its total assets in any sector or sub-sector of the municipal bond market.
The fund is an actively managed, total return strategy that seeks to identify inefficiencies in the municipal bond market. The process is engineered to seek to exploit mispricing that may be apparent at the issuer, credit, industry, security and/or maturity level based on macro-economic and fundamental analysis. Analysis is also used to determine the fund’s yield curve positioning. Investment decisions are made to maximize total return while balancing portfolio risk. The fund’s investments generally include higher yielding municipal bonds, specifically medium- to- lower-grade municipal bonds. High-yield, lower-grade debt securities (commonly known as “junk bonds”) are those rated below “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) or lower than “BBB” by Standard & Poor’s Rating Services (“S&P”) or comparable ratings by other nationally recognized rating organizations (or, in the case of unrated securities, determined by the sub-adviser to be of comparable quality). The fund has the flexibility to invest the remainder of its assets in a broad array of issuers across the credit spectrum.
The fund may also invest up to 15% of its assets in municipal bonds that are distressed securities. Distressed securities are securities that are the subject of bankruptcy proceedings or are rated in the lowest rating categories by at least one independent rating agency (“CC” or lower by S&P or Fitch or “Ca” or lower by Moody’s), or if unrated, judged to be of comparable quality by the sub-adviser. The fund may also invest in higher quality debt securities.
Under normal conditions, the duration of the fund will generally vary between three and 20 years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security to changes in interest rates. The fund does not limit the maturity of the securities in which it invests. The maturity of a fixed income security is the measure of time remaining until the final payment on the security is due. However, under normal circumstances, the fund may focus on longer-term maturities in an effort to capture the higher yields generally associated with such maturities. The fund may invest more than 25% of its assets in securities relating to one political subdivision, such as any state or U.S. territory. The fund may invest in derivative instruments such as options and futures contracts for speculative, hedging, or duration management purposes. The fund may also invest in exchange-traded funds (“ETFs”) as well as municipal bond closed-end funds.
The fund is non-diversified.
Transamerica Inflation Opportunities
Principal Investment Strategies: The fund’s sub-adviser, PineBridge Investments LLC (the “sub-adviser”), seeks to achieve the fund’s investment objective by investing the fund’s assets primarily in inflation-indexed fixed income securities issued by domestic and foreign governments (including those in emerging market countries), their agencies or instrumentalities, and corporations.
Inflation-indexed fixed income securities are structured to provide protection against the negative effects of inflation. The value of an inflation-indexed fixed income security’s principal or the interest income paid on the fixed income security is adjusted to track changes in an official inflation measure, usually the Consumer Price Index for Urban Consumers with respect to domestic issuers.
The fund may also invest in debt securities that are not inflation-indexed, including but not limited to securities issued or guaranteed by national governments, their agencies, instrumentalities, and political sub-divisions, securities of supranational organizations such as bonds, corporate debt securities, adjustable rate bonds, floating rate bonds, principal only bonds, Eurobonds, Eurodollar bonds and Yankee dollar instruments, zero coupon bonds, convertible notes, commercial paper, and commercial mortgage-backed and mortgage-backed asset-backed securities. The fund may invest in securities of any maturity and does not have a target average duration. The fund also may invest in money market instruments (including repurchase agreements) with remaining maturities of one year or less, as well as cash and cash equivalents.
The fund invests primarily in investment grade securities, but may invest up to 20% of its total assets in high yield securities (often referred to as “junk bonds”) rated BB or below by Moody's Investors Service, Inc., or equivalently rated by Standard & Poor's Corporation or Fitch, Inc., or, if unrated, determined by the sub-advisor to be of comparable quality.
The fund may use derivatives, including swaps, currency forward contracts, and futures, in an effort to mitigate uncertainties from exposure to such factors as credit, interest rates, inflation, and exchange rates. The fund may invest in swaps, including interest rate swaps, inflation-based swaps and credit default swaps, provided that the fund’s maximum swap underlying notional value exposure does not exceed 40% of the underlying market value of the fund’s portfolio. The fund may also invest in hybrid instruments.
Transamerica Intermediate Bond

Principal Investment Strategies: The fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, primarily in investment grade debt securities, which may include: investment grade corporate securities, U.S. government obligations, mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities, and private residential mortgage-backed securities. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in fixed income securities. The fund’s portfolio weighted average duration will typically range from 3 to 10 years. The fund may also invest in U.S. Treasury and agency securities, municipal bonds, asset-backed securities (including collateralized loan obligations (“CLO”s), collateralized bond obligations (“CBO”s) and collateralized debt obligations (“CDO”s)), commercial mortgage-backed securities (“CMBS”), high quality short-term debt obligations and repurchase agreements. The fund’s investments may include debt securities of foreign issuers, including emerging market debt securities. The fund may invest in securities that are denominated in U.S. dollars and in foreign currencies.
The fund may invest up to 10% of its net assets in emerging market debt securities and up to 10% of its net assets in high-yield debt securities (commonly referred to as “junk bonds”), but may invest no more than 15% of its net assets in emerging market debt securities and high-yield debt securities combined. Investment grade debt securities carry a rating of at least BBB from Standard & Poor’s or Fitch or Baa from Moody’s or are of comparable quality as determined by the fund’s sub-adviser.
In managing the fund’s assets, the sub-adviser uses a combination of a global “top down” analysis of the macroeconomic and interest rate environment and proprietary “bottom up” research of corporate, government and agency debt, and other debt instruments. In the sub-adviser’s qualitative “top down” approach, the sub-adviser analyzes various fundamental, technical, sentiment and valuation factors that affect the movements of markets and securities prices worldwide. In its proprietary “bottom up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, covenants, cash flows and, as applicable, collateral. The sub-adviser uses this combined approach to determine sector, security, yield curve, and duration positions for the fund.
The fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate, total return and credit default swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the fund’s portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.
The fund may purchase securities on a when-issued, delayed delivery or forward commitment basis.
Transamerica Intermediate Muni
Principal Investment Strategies: Under normal circumstances, the fund’s sub-adviser, Belle Haven Investments, L.P. (the “sub-adviser”), invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in municipal fixed-income securities the interest from which is exempt from federal income tax and the federal alternative minimum tax (“AMT”) applicable to individuals. The fund invests primarily in general obligation and revenue bonds issued by U.S. municipal issuers, as well as issuers in U.S. territories and possessions.
The fund is an actively managed, total return strategy that seeks to identify inefficiencies in the municipal bond market. The fund will invest utilizing a process that seeks to maximize total return, while adhering to longer term strategic risk management through a disciplined commitment to the diversification benefits of investment in a number of security types within the municipal bond market. The fund does this by taking a flexible approach to where it identifies value opportunities regardless of the par value. The sub-adviser also has the flexibility to invest in a broad array of issuers across the credit spectrum, although the fund is expected to have an investment grade bias.
Under normal conditions, the fund’s dollar-weighted average maturity is more than 3 years and less than 10 years. A fixed income security’s maturity is the date at which the security’s issuer legally agrees to repay the principal.
The fund may invest no more than 25% of its assets in securities of issuers in the same state, political subdivision or U.S. territory. The fund may invest up to 20% of its net assets in taxable investments, including U.S. high yield fixed income securities (commonly known as “junk bonds”) rated B or higher. Junk bonds are those securities rated below investment grade by at least one nationally recognized statistical rating organization, or, if unrated, determined by the sub-adviser to be of comparable quality.
The fund may invest in derivative instruments such as options and futures contracts on U.S. Treasury securities for hedging purposes. The fund may also invest in exchange-traded funds (“ETFs”).
Transamerica International Equity
Principal Investment Strategies: Under normal circumstances, the fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of foreign companies representing at least three countries other than the United States. The fund’s sub-adviser, Thompson, Siegel & Walmsley LLC (the “sub-adviser”), currently anticipates investing in at least 12 countries other than the United States. The sub-adviser will emphasize established companies in individual foreign markets and will attempt to stress companies and markets that it believes are undervalued.

The fund expects capital growth to be the predominant component of its total return.
Generally, the fund will invest primarily in common stocks of companies listed on foreign securities exchanges, but it may also invest in depositary receipts including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). Although the fund will emphasize larger, more seasoned or established companies, it may invest in companies of varying size as measured by assets, sales or market capitalization. The fund will invest primarily in securities of companies domiciled in developed countries, but may invest up to 10% of its assets in securities of companies in developing countries. It is expected that investments will be diversified throughout the world and within markets in an effort to minimize specific country and currency risks.
The sub-adviser employs a relative value process utilizing a combination of quantitative and qualitative methods based on a four-factor valuation screen designed to outperform the MSCI Europe, Australasia and Far East (“EAFE”) Index. The sub-adviser’s analysts also perform rigorous fundamental analysis. A portfolio composed of approximately 80-110 stocks is selected as a result of this process. The sub-adviser generally limits its investment universe to those companies with a minimum of three years of operating history. The sub-adviser employs a consistent sell discipline which includes a significant negative earnings revision, a stock being sold when the catalyst is no longer valid or another stock presents a more attractive opportunity.
Transamerica International Growth
Principal Investment Strategies: The fund’s sub-adviser, Greystone Managed Investments Inc. (the “sub-adviser”), invests, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in common stocks and related equity securities—such as preferred stock, convertible securities and depositary receipts—of issuers economically tied to a number of countries throughout the world, including emerging market countries. The fund normally invests primarily in equity securities of foreign companies, including emerging market equity securities. In selecting investments for the fund, the sub-adviser seeks companies that have demonstrated superior earnings growth, positive business momentum and sustainable profitability while seeking not to overpay for these growth characteristics. The sub-adviser may invest the fund’s assets in companies of any size. The fund may also invest in warrants and rights.
The sub-adviser may invest a large percentage of the fund’s assets in issuers in a single country, a small number of countries, or a particular geographic region. The sub-adviser will normally invest the fund’s assets in investments economically tied to at least three countries not including the United States. The issuer of a security or other investment is generally deemed to be economically tied to a particular country if (a) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (e) the issuer has 50% or more of its assets in that country; or (f) the issuer is included in an index which is representative of that country.
The sub-adviser normally allocates the fund's investments across different industries and sectors, but the sub-adviser may invest a significant percentage of the fund's assets in issuers in a single or small number of industries or sectors.
The sub-adviser uses a “bottom-up” investment approach to buying and selling investments for the fund. A “bottom-up” approach is looking at individual companies against the context of broader market factors. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. The sub-adviser uses a quantitative screen to seek to identify companies with growth characteristics, positive earnings sentiment, stable profitability and reasonable valuations. The sub-adviser may engage in active and frequent trading in pursuing the fund’s principal investment strategies.
The fund may invest up to 5% of its assets in China A-shares (equity securities of Chinese companies) listed and traded on Chinese stock exchanges such as the Shanghai Stock Exchange or the Shenzhen Stock Exchange.
Transamerica International Small Cap Value
Principal Investment Strategies: The fund’s sub-adviser, Thompson, Siegel & Walmsley LLC (the “sub-adviser”), invests under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in small-capitalization companies. The fund considers small-cap companies to be those with market capitalizations between $200 million and $6 billion at the time of investment. The fund primarily invests in equity securities of small-cap companies located outside the United States. The sub-adviser will seek stocks that it believes are undervalued. The fund expects capital growth to be the predominant component of its total return.
Generally, the fund will invest primarily in common stocks of companies listed on foreign securities exchanges, but it may also invest in depositary receipts including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). Although the fund will emphasize small cap companies, it may also invest in companies of varying sizes as measured by assets, sales or market capitalization. The fund will invest primarily in securities of companies domiciled in developed markets, but may invest up to 25% of its assets in securities of companies in emerging markets. It is expected that investments will generally be diversified throughout the world and within markets in an effort to moderate specific country and currency risks.
The sub-adviser employs a relative value process utilizing a combination of quantitative and qualitative methods based on a four-factor valuation screen designed to outperform the MSCI Europe, Australasia and Far East (“EAFE”) Small Cap Index. The sub-adviser’s analysts also perform rigorous fundamental analysis. A portfolio composed of approximately 80-120 securities is selected as a result of this process.
The sub-adviser employs a consistent sell discipline, regularly reviewing the investment thesis and valuation for each stock and selling those where the catalyst is no longer valid or where another stock presents a significantly better combination of risk and reward. The sub-adviser trims and reviews for elimination any stock that suffers a significant negative earnings revision and eliminates any stock whose market capitalization reaches twice the maximum market cap of the MSCI EAFE Small Cap Index.
Transamerica Large Cap Value
Principal Investment Strategies: Under normal circumstances, the fund will invest at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of large cap companies. The fund considers large cap companies to be companies with capitalizations within the range of companies included in the Russell 1000® Value Index1. As of December 31, 2017, the market capitalization range of the Russell 1000® Value Index was between approximately $1.1 billion and $489.0 billion. The fund’s sub-adviser, Levin Capital Strategies, L.P. (the “sub-adviser”), normally focuses primarily on companies with market capitalizations greater than $10 billion. The fund typically holds between 25 and 40 positions.
The fund will employ a value-oriented, contrarian approach and a bottom-up fundamental research process combining stock specific insight with a contra momentum discipline. Employing a contra momentum discipline is a practice through which the sub-adviser will seek to purchase securities trading lower than recent highs and at modest multiples of cash flow, reflecting low asset valuations and indicating that the securities may be undervalued. The sub-adviser emphasizes capital preservation, risk control and downside protection. The goal of the systematic evaluation is to identify and buy stocks that are undervalued but have an identifiable catalyst, such as a potentially profitable product in the issuer’s production pipeline, that has the potential to unlock value.
The fund will generally invest in companies across a variety of industries and sectors. Valuation is assessed on both a relative and absolute basis. The fund will invest primarily in common stock and depositary receipts. The fund may invest up to 20% of its assets in non-U.S. securities. The fund considers non-U.S. securities to include issuers organized or located outside the U.S. and trade primarily in a market located outside the U.S. The fund may invest up to 20% of its net assets in small and/or medium capitalization companies.
1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
Transamerica Long/Short Strategy
Principal Investment Strategies: The fund’s sub-adviser, J.P. Morgan Investment Management Inc. (the “sub-adviser”), employs a long-short equity strategy by investing the fund’s assets in long and short positions in equity securities selected from a universe of mid- to large capitalization stocks. The equity securities will have market characteristics and capitalizations similar to those included in the Russell 1000® Index1 and/or the S&P 500® at the time of purchase. In implementing its strategy, the fund invests primarily in common stocks, real estate investment trusts (“REITs”) and depositary receipts. The fund may also invest, long or short, in stocks of small capitalization companies.
The fund purchases securities that the sub-adviser believes are undervalued and sells short securities that the sub-adviser believes are overvalued. The fund’s net equity market exposure will typically range from approximately 20% to 40%; however, in response to market conditions, the fund may adjust its equity market exposure. Under normal market conditions, the fund’s net long equity market exposure will not exceed 60% and its net short equity market exposure will not exceed 20%. Further, the fund’s gross equity market exposure is limited to 200%. The fund may hold a substantial portion of its total assets in cash when it holds significant short positions. By taking both long and short positions, the fund seeks to provide some protection in down markets when compared to a fund that takes only long positions.
Selling stocks short allows the fund to more fully exploit insights into stocks that the fund’s sub-adviser expects to underperform. Short sales involve the sale of a security which the fund does not own in hopes of purchasing the same security at a later date at a lower price. To make delivery to the buyer, the fund must borrow the security, and the fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the fund.
On behalf of the fund, the sub-adviser buys and sells, as well as shorts and covers shorts in, equity securities and derivatives on those securities according to its own policies, using the research and valuation rankings as a basis for its decisions. In general, the sub-adviser buys and covers shorts in equity securities that are identified as undervalued and considers selling or shorting them when they appear overvalued.

1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
Transamerica Managed Futures Strategy
Principal Investment Strategies: Under normal circumstances, the fund’s sub-adviser, AQR Capital Management, LLC (the “sub-adviser”), invests the fund’s assets primarily in a portfolio of futures contracts, futures-related instruments, forwards and swaps. The fund’s universe of investments currently includes more than 100 global developed and emerging market exchange-traded futures, futures-related instruments, forward contracts and swaps across four major asset classes (commodities, currencies, fixed-income and equities); however, this universe of investments is subject to change under varying market conditions and as these instruments evolve over time.
Generally, the fund invests in futures contracts, futures-related instruments, forwards and swaps, and may include, but will not be limited to, global equity index futures, swaps on equity index futures and equity swaps, global currency forwards and futures, commodity futures, commodity swaps, global interest rate and bond futures and swaps (collectively, the “Instruments”), either by investing directly in those Instruments, or indirectly by investing up to 25% of its total assets in a wholly-owned subsidiary of the fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”) that invests in those Instruments. There are no geographic limits on the market exposure of the fund’s assets. This flexibility allows the sub-adviser to look for investments or gain exposure to asset classes and markets around the world, including emerging markets, that it believes will enhance the fund’s ability to meet its objective. The fund may also invest in exchange traded funds or exchange traded notes through which the fund can participate in the performance of one or more Instruments. The fund may also take a short position in a derivative instrument such as a future, forward or swap.
The Subsidiary has the same investment objective as the fund and is advised by Transamerica Asset Management, Inc. and sub-advised by the sub-adviser. The Subsidiary, unlike the fund, may invest without limitation in commodities and other commodity-linked securities and derivative instruments, such as swaps and futures that provide exposure to the performance of the commodities markets. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is not subject to the investor protections of the 1940 Act. In addition, the Subsidiary may also invest in financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions.
The fund’s return is expected to be derived principally from changes in the value of securities and its portfolio is expected to consist principally of securities.
The sub-adviser uses proprietary quantitative models to identify price trends in equity, fixed-income, currency and commodity Instruments. Once a trend is determined, the fund will take either a long or short position in the given Instrument. The owner of a “long” position in a derivative instrument will benefit from an increase in the price of the underlying security or instrument. The owner of a “short” position in a derivative instrument will benefit from a decrease in the price of the underlying security or instrument. The size of the position taken will relate to the sub-adviser’s systematic assessment of the trend and its likelihood of continuing as well as the sub-adviser’s estimate of the Instrument’s risk. The sub-adviser generally expects that the fund will have exposure in long and short positions across all four major asset classes (commodities, currencies, fixed income and equities), but at any one time the fund may emphasize one or two of the asset classes or a limited number of exposures within an asset class. The fund may take a short position in a derivative instrument, such as a future, forward or swap. The fund may enter into derivatives transactions, including swap agreements or taking short positions in futures contracts, which have similar economic effects as short sales.
Futures and forward contracts are contractual agreements to buy or sell a particular currency, commodity or financial instrument at a pre-determined price in the future. The fund’s use of futures contracts, forward contracts, swaps and certain other Instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an Instrument and results in increased volatility, which means the fund will have the potential for greater gains, as well as the potential for greater losses, than if the fund does not use Instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the fund’s exposure to an asset class and may cause the fund’s NAV to be volatile. For example, if the sub-adviser seeks to gain enhanced exposure to a specific asset class through an Instrument providing leveraged exposure to the class and that Instrument increases in value, the gain to the fund will be magnified; however, if that investment decreases in value, the loss to the fund will be magnified. A decline in the fund’s assets due to losses magnified by the Instruments providing leveraged exposure may require the fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the fund’s use of Instruments providing enhanced exposure will enable the fund to achieve its investment objective.
The sub-adviser will primarily use quantitative methods to assess the level of risk (i.e., volatility of return) for the fund. Volatility is a statistical measurement of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk. The sub-adviser, on average, will target an annualized volatility level for the fund of 10%. The sub-adviser expects that the fund’s targeted annualized forecasted volatility will typically range between 5% and

13%; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions. Actual or realized volatility can and will differ from the forecasted or target volatility described above.
As a result of the fund’s strategy, the fund may have highly leveraged exposure to one or more asset classes at times. The 1940 Act and the rules and interpretations thereunder impose certain limitations on the fund’s ability to use leverage; however, the fund is not subject to any additional limitations on its net long and short exposures. For example, the fund, on average, could hold instruments that provide three to four times the net return of a broad or narrow-based securities index. When taking into account derivative instruments and instruments with a maturity of one year or less at the time of acquisition, the fund’s strategy will result in frequent portfolio trading and high portfolio turnover (typically greater than 300%).
A significant portion of the assets of the fund may be invested directly or indirectly in money market instruments, which may include, but are not be limited to, U.S. government securities, U.S. government agency securities, short-term fixed income securities, overnight and/or fixed term repurchase agreements, money market mutual fund shares, and cash and cash equivalents with one year or less term to maturity. These cash or cash equivalent holdings serve as collateral for the positions the fund takes and also earn income for the fund.
This fund is non-diversified.
Transamerica Mid Cap Growth
Principal Investment Strategies: The fund normally invests primarily in stocks of medium sized companies which the fund’s sub-adviser believes have the potential to deliver earnings growth in excess of the market average, or to become market leaders. Under normal circumstances, the fund’s sub-adviser, Quantum Capital Management (the “sub-adviser”), invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in securities of medium sized (or mid-cap) companies and other investments with similar economic characteristics. The sub-adviser considers mid-cap companies to be companies with market capitalizations that, at the time of initial purchase, are within the range of capitalization of the companies that are included in the Russell Midcap® Growth Index1. As of December 31, 2017, the market capitalizations of companies in the Russell Midcap® Growth Index ranged from approximately $1.2 billion to $36.7 billion. Over time, the capitalizations of the companies in the Russell Midcap® Growth Index will change. As they do, the size of the companies in which the fund invests may change.
The fund’s equity securities may include common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. The fund emphasizes common stocks. The fund may also invest in foreign securities.
The fund may also invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Generally, 5% or less of fund assets will be invested in cash and cash equivalents.
1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
Transamerica Mid Cap Value
Principal Investment Strategies: The fund’s sub-adviser, J.P. Morgan Investment Management Inc. (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of mid cap companies. Mid cap companies are companies with market capitalizations equal to those within the universe of the Russell Midcap® Value Index1 and/or between $1 billion and $20 billion at the time of purchase. As of the date of the last reconstitution of the Russell Midcap® Value Index on June 23, 2017, the market capitalizations of the companies in the index ranged from $1.70 billion to $31.28 billion. The fund will normally only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The fund may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities, which may take the form of depositary receipts. The fund may also invest up to 15% of its net assets in real estate investment trusts (“REITs”). Maximum weightings in any sector are double that of the benchmark or 25%, whichever is greater.
The sub-adviser may use derivatives, including futures contracts, covered call options, options on futures contracts and stock index futures and options, for the purpose of remaining fully invested, equitizing cash, reducing transaction costs or managing interest rate risk.
1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
Transamerica Mid Cap Value Opportunities
Principal Investment Strategies: Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of mid cap companies. The fund's sub-adviser, Thompson, Siegel & Walmsley LLC (the “sub-adviser”), considers mid cap companies to be those companies with market capitalizations within the range of companies included in the Russell Midcap® Value Index1 (between approximately $4.4 billion and $29 billion as of its most recent reconstitution on June 23, 2017). The size of the companies in the Russell Midcap® Value Index will change with market conditions. The fund may invest in other equity and non-equity securities, including preferred stocks, convertible securities and foreign securities which may take the form of depositary receipts.
The fund primarily invests in common stocks. The sub-adviser seeks to invest in companies it believes present a value or potential worth that is not recognized by prevailing market prices or that have experienced some fundamental changes and are intrinsically undervalued by the investment community. The sub-adviser's mid cap value process uses a combination of quantitative and qualitative methods and is based on a four-factor valuation screen. Parts one and two of the screen attempt to assess a company's discount to private market value relative to other mid cap stocks. The third factor considers the relative earnings prospects of the company. The fourth factor involves looking at the company's recent price action.
The sub-adviser's analysts also explore numerous factors that might affect the outlook for a company. They evaluate publicly available information including, but not limited to, sell-side research, company filings, and trade periodicals. The analysts may speak with company management to hear their perspectives and outlook on the pertinent business issues. They apply a consistent and disciplined review in a team environment that encourages critical thinking and analysis for each company considered for investment.
The sub-adviser generally considers selling a security when the catalyst for the investment is no longer valid, when the sub-adviser believes that another stock will have a higher expected return, or for portfolio risk management. The fund generally engages in active and frequent trading of portfolio securities as part of its principal investment strategy.
1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
Transamerica MLP & Energy Income
Principal Investment Strategies: Under normal circumstances, the fund’s sub-adviser, Kayne Anderson Capital Advisors, L.P. (the “sub-adviser”), seeks to achieve the fund’s stated objective by investing at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in the equity and debt securities of energy master limited partnerships (“MLPs”), MLP-related entities, energy infrastructure companies and other issuers in the energy sector. The sub-adviser considers the “energy sector” to consist of companies involved in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity (“energy-related assets”).
MLPs are publicly traded partnerships that principally own and operate assets used in energy logistics, including, but not limited to, assets used in transporting, storing, gathering, processing, distributing, or marketing of natural gas, natural gas liquids, crude oil or refined products (“midstream assets”). MLPs also include general partner MLPs whose assets consist of ownership interests of an affiliated MLP (which may include general partnership interests, incentive distribution rights, common units and subordinated units).
MLP-related entities include companies structured as MLPs that have elected to be taxed as corporations for federal income tax purposes and affiliates of MLPs, substantially all of whose assets consist of i-units and instruments that are derivatives of interests in MLPs. MLP affiliates are not treated as publicly traded partnerships for federal income tax purposes. Energy infrastructure companies are companies, other than MLPs, that own or operate midstream assets. This includes companies that (i) derive at least 50% of their revenues or operating income from midstream assets or (ii) have midstream assets that represent a majority of their assets. Energy infrastructure companies are not structured as MLPs and are taxed as corporations. Investments in other issuers in the energy sector will consist of companies that own, operate or provide services to energy-related assets.
MLP and MLP-related equity investments by the fund may include securities of any capitalization that are publicly traded on an exchange or in the over-the-counter market, including MLP and limited liability company common units; the equity securities issued by MLP-related entities, such as I-shares of MLP-related entities and common shares of corporations that own, directly or indirectly, MLP general partner interests; and other investment companies that invest in MLPs and energy infrastructure companies.
The fund may invest in the debt securities of issuers in the energy sector, but not more than 10% of its total assets may be invested in debt securities that are rated below investment grade (commonly known as “junk bonds”), including defaulted securities.
The fund may directly invest up to, but not more than, 25% of its total assets in equity or debt securities of MLPs and other entities that are treated as qualified publicly traded partnerships for federal income tax purposes. This limit does not apply to I-shares of MLP-related entities, substantially all of whose assets consist of limited partnership interests in MLPs in the form of i-units, which are not treated as publicly traded partnerships for federal income tax purposes. MLP-related entities receive additional i-units in an amount equal to the cash distributions received by MLP common units. Similarly, holders of I-shares will receive additional I-shares, in the same proportion as the MLP-related entities’ receipt of i-units, rather than cash distributions.
The fund may use short sales, arbitrage and other strategies to try to generate additional return, the maximum exposure to which may not exceed 20% of the fund’s net assets. As part of such strategies, the fund may (1) engage in paired long short trades in an attempt to arbitrage pricing disparities in securities held in the fund (e.g., establishing a long or short position in the equity of an MLP issuer while simultaneously establishing an opposite position in an affiliated MLP-related entity or other affiliated equity security); (2) trade call or put options; (3) enter into total return swaps or credit default contracts; or (4) sell securities short. The fund may also invest in foreign securities, but generally will not invest more than 10% of fund assets in foreign securities. The fund only invests in securities traded on U.S. and Canadian exchanges.
Options trading is not a core strategy of the fund, but may be used to monetize existing positions when price targets are reached, to generate income and to help hedge the fund. In addition, by taking both long and short positions, the fund seeks to provide some protection in down markets when compared to a fund that takes only long positions.
The fund may invest a significant portion of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments to serve as collateral for the positions the fund takes, to earn income, and for cash management purposes.
The above investment restrictions apply at the time of purchase, and the fund will not be required to reduce a position due solely to market value fluctuations in order to comply with these restrictions.
The fund is non-diversified.
Transamerica Multi-Cap Growth
Principal Investment Strategies: The fund’s sub-adviser, Alta Capital Management, LLC (the “sub-adviser”), under normal conditions, invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies of any size. The sub-adviser seeks to achieve the fund’s investment objective by building a portfolio focused primarily on growth stocks of U.S. companies of any capitalization that the sub-adviser believes will generate above-benchmark returns over a full market cycle.
The sub-adviser utilizes a bottom-up, fundamental approach to identify a group of approximately 30-35 stocks which it believes will outperform the Russell 3000® Growth Index1. The sub-adviser anticipates making investments in companies representing a broad range of market capitalizations, which generally may include large-, mid-, and small-capitalization companies. The sub-adviser may invest up to 20% of the fund’s assets in securities of foreign companies, including emerging market securities, primarily indirectly through American Depositary Receipts (ADRs).
The sub-adviser seeks to invest in what the sub-adviser believes are quality companies with a demonstrated history of consistent growth and stability in earnings that they believe are selling at an attractive valuation relative to future growth expectations. Quality is measured by, among other factors, a company’s demonstrated ability to consistently grow earnings and free cash flow. Other characteristics of quality companies generally include high returns on capital; attractive profit margins; financial flexibility; and a leading industry position. The sub-adviser seeks to purchase stocks of companies capable of sustaining these competitive advantages well into the future.
Research is primarily performed in-house by the sub-adviser and relies on proprietary screens and valuation models. A security may be sold as it reaches the sub-adviser’s fair valuation, its growth or quality attributes are undermined or it underperforms beyond a set limit.
Risk control is inherent to the investment management process. The sub-adviser believes a strict screening process, rigorous assessment of a company’s competitive advantages, and conservative valuation assumptions minimize risk at the individual stock level. Additional risk control measures at the portfolio level include placing bands on individual stock and sector weightings, normally investing no more than 20% of the fund’s net assets in small capitalization companies, and generally maintaining a minimum of 40% of the fund’s net assets invested in large capitalization companies.
1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
Transamerica Multi-Managed Balanced
Principal Investment Strategies: The fund has two sub-advisers. J.P. Morgan Investment Management Inc. (the “equity sub-adviser”) manages the equity component of the fund and Aegon USA Investment Management, LLC (the “fixed-income sub-adviser”) manages the fixed-income component of the fund. The fund varies the percentage of assets invested in any one type of security in accordance with its sub-advisers’ interpretation of economic and market conditions, fiscal and monetary policy, and underlying securities values.
Under normal circumstances, the fund invests approximately 60% of its net assets in equity securities and approximately 40% of its net assets in fixed-income securities (investing at least 25% of its net assets in fixed-income senior securities being those securities that rank above another security in the event of the company’s bankruptcy or liquidation). The fund's investment manager, Transamerica Asset Management, Inc., monitors the allocation of the fund's assets between the equity sub-adviser and the fixed-income sub-adviser and rebalances the allocation periodically to maintain these approximate allocations.

Equity component – The equity sub-adviser seeks to achieve the fund's objective by investing, under normal circumstances, at least 80% of the equity component’s net assets in equity securities of large- and medium-capitalization U.S. companies. The fund may invest in foreign companies. The equity sub-adviser will normally keep the equity component as fully invested in equity securities as practicable. Industry by industry, the fund's weightings are generally similar to those of the S&P 500®. The equity sub-adviser normally does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500®.
Fixed-income component – Under normal circumstances, the fixed-income component of the fund is invested primarily in investment grade debt securities, which may include: investment grade corporate debt securities, U.S. government obligations, mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities, and private residential mortgage-backed securities. The fixed-income component’s portfolio weighted average duration will typically range from 3 to 10 years.
The fixed-income sub-adviser may also invest the fund's assets in U.S. Treasury and agency securities, municipal bonds, asset-backed securities (including collateralized loan obligations (“CLO”s), collateralized bond obligations (“CBO”s) and collateralized debt obligations (“CDO”s)), commercial mortgage-backed securities (“CMBS”), high quality short-term debt obligations and repurchase agreements. The fixed-income sub-adviser’s investments for the fund may include debt securities of foreign issuers, including emerging market debt securities. The fixed-income sub-adviser may invest the fund's assets in securities that are denominated in U.S. dollars and in foreign currencies.
The fund may invest up to 10% of the fixed-income component’s net assets in emerging market debt securities and up to 10% of the fixed-income component’s net assets in high-yield debt securities (commonly referred to as “junk bonds”), but may invest no more than 15% of the fixed-income component’s net assets in emerging market debt securities and high-yield debt securities combined. Investment grade debt securities carry a rating of at least BBB from Standard & Poor’s or Fitch or Baa from Moody’s or are of comparable quality as determined by the fund's sub-adviser.
In managing the fund's fixed-income component, the fixed-income sub-adviser uses a combination of a global “top down” analysis of the macroeconomic and interest rate environment and proprietary “bottom up” research of corporate and government debt, and other debt instruments. In the fixed-income sub-adviser’s qualitative “top down” approach, the fixed-income sub-adviser analyzes various fundamental, technical, sentiment and valuation factors that affect the movement of markets and securities prices worldwide. In its proprietary “bottom up” research, the fixed-income sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, covenants, cash flows and, as applicable, collateral. The fixed-income sub-adviser uses this combined approach to determine sector, security, yield curve positioning, and duration positions for the fund.
The fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate, total return and credit default swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the fund's portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.
The fund may purchase securities on a when-issued, delayed delivery or forward commitment basis.
Transamerica Short-Term Bond
Principal Investment Strategies: The fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in fixed-income securities. The fund’s portfolio weighted average duration will typically range from 1 to 2.5 years.
Securities in which the fund may invest include:
•	corporate debt securities of U.S. issuers;
•	debt securities of foreign issuers that are denominated in U.S. dollars, including foreign corporate issuers and foreign governments;
•	obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities;
•	asset-backed securities and mortgage-backed securities, including commercial mortgage-backed securities; and
•	bank loans.
The fund expects to typically invest no more than 10% of its net assets, but may invest up to 20% of its net assets, in high-yield debt securities (commonly known as “junk bonds”). Junk bonds are high-risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the fund’s sub-adviser). The fund may invest up to 10% of its net assets in emerging market securities.
In managing the fund’s assets, the sub-adviser uses a combination of a global “top down” analysis of the macroeconomic and interest rate environment and proprietary “bottom up” research of corporate and government debt, and other debt instruments. In the sub-adviser’s qualitative “top down” approach, the sub-adviser analyzes various fundamental, technical, sentiment and valuation factors that affect the movement of markets and securities prices worldwide. This information helps to inform the sub-adviser’s decisions regarding the fund’s duration, yield-curve positioning and level of exposure to various asset classes. In its proprietary “bottom up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, covenants, cash flows and, as applicable, collateral.

The fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate and total return swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the fund’s portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.
The fund may purchase securities on a when-issued, delayed delivery or forward commitment basis.
Transamerica Small Cap Core
Principal Investment Strategies: The fund normally invests primarily in stocks of companies with small market capitalizations which, in the opinion of the fund’s sub-adviser, Systematic Financial Management, L.P. (the “sub-adviser”), present an opportunity for significant increases in value, without consideration for current income. Under normal circumstances, the sub-adviser invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of companies with small market capitalizations (or small-cap companies) and other investments with similar economic characteristics. The sub-adviser considers small-cap companies to be companies with market capitalizations that, at the time of initial purchase, are within the range of capitalization of the companies that are included in the Russell 2000® Index1 over time. On December 31, 2017, the market capitalizations of companies in the Russell 2000®Index ranged from $23 million and $9.4 billion. Over time, the capitalizations of the companies in the Russell 2000® Index will change. As they do, the size of the companies in which the fund invests may change.
The fund may invest in American Depositary Receipts (“ADRs”) and/or foreign securities trading on U.S. exchanges, which generally stay under 10% of portfolio assets. It will not trade securities on a non-U.S. exchange. The fund may also invest in real estate investment trusts (“REITs”). Investment in derivatives, futures and swaps are not permitted.
Portfolio construction and management are rules-based. Generally, securities are purchased and sold when they meet defined ranking levels. Companies in the portfolio are also sold if they fall outside the general market capitalization range of the Russell 2000® Index. The portfolio is rebalanced periodically with securities qualifying for purchase or sale added or removed at such time. This process yields a portfolio with exposure to all economic sectors through approximately equally weighted positions in about 250 to 400 companies. The fund may also invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Generally, 5% or less of fund assets will be invested in cash and cash equivalents.
Transamerica Small Cap Growth
Principal Investment Strategies: Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowing, if any, for investment purposes) in stocks of small capitalization companies. The fund’s sub-adviser, Ranger Investment Management, L.P. (the “sub-adviser”), primarily focuses on seeking to identify high quality, high-growth small capitalization companies. The sub-adviser considers small capitalization companies to be companies with market capitalizations that, at the time of initial purchase, have either market capitalizations between $100 million and $2 billion or within the range of the Russell 2000® Growth Index1, which as of June 23, 2017, the most recent reconstitution date of the index, was between $91 million and $5.86 billion.
The sub-adviser’s approach to security selection seeks quality growth companies by implementing a bottom-up, fundamental research driven security selection process. The sub-adviser’s focus is to attempt to identify companies with characteristics such as high recurring revenue, steady and/or accelerating sales growth, strong balance sheets and free cash flows, stable/expanding margins, and superior return on equity/return on invested capital. In addition to the extensive quantitative analysis, careful consideration is given to qualitative analysis. The sub-adviser incorporates a preference towards companies with certain qualitative characteristics such as conservative accounting practices, seasoned management team with high corporate integrity, sustainable competitive advantage and ability to grow market share, sound corporate governance, and unique demand drivers. Once these quantitative and qualitative characteristics are analyzed, the sub-adviser then determines whether it believes a company is undervalued and has sufficient upside to the stock price to warrant an investment.
The fund may invest in foreign securities through American Depositary Receipts (“ADRs”), and generally will not invest more than 10% of fund assets in foreign securities. The fund only invests in securities traded on U.S. exchanges.
1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
Transamerica Small Cap Value
Principal Investment Strategies: The fund’s sub-adviser, Boston Advisors, LLC (the “sub-adviser”) invests, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small capitalization companies. The fund generally considers a small capitalization company to be a company with a market capitalization within the range of the Russell 2000® Value Index1 at the time of initial purchase. As of December 31, 2017, the market capitalization range of the Russell 2000® Value Index was between $22 million and $8.9 billion. The equity securities in which the fund invests are primarily common stocks of U.S. companies.
In selecting investments for the fund, the sub-adviser combines quantitative modeling, fundamental research and qualitative analysis.

The sub-adviser first ranks the individual stocks in which the fund may invest through the use of a proprietary model that incorporates multiple fundamental factors, with the weightings of the factors in the model varying in relation to the stock’s industry group and the current market environment. The sub-adviser also considers industry groups using a fundamental research process which takes into account macroeconomic considerations and other factors. The sub-adviser selects stocks on behalf of the fund based on the stock rankings which are derived from the sub-adviser’s proprietary process. The sub-adviser will generally sell a stock on behalf of the fund if the stock experiences a rankings decline or extreme price movements, or for risk management purposes.
From time to time, the fund may invest up to 10% of its assets in exchange-traded funds (“ETFs”) in order to manage market liquidity and timing issues.
Transamerica Small/Mid Cap Value
Principal Investment Strategies: The fund’s sub-advisers, Systematic Financial Management, L.P. and Thompson, Siegel & Walmsley LLC (the “sub-advisers”), seek to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in small- and mid-cap equity securities (U.S. equity securities, American Depositary Receipts (“ADRs”) and foreign securities trading on U.S. markets).
The fund defines small- and mid-cap equities as companies whose market capitalization falls within the range of securities comprising the Russell 2000® Index and the Russell Midcap Index respectively, or within the range of the Russell 2500TM Index1, whichever is broader at the time of purchase. Over time, the capitalizations of the companies in the index will change. As they do, the size of the companies in which the fund invests may change. As of December 31, 2017, the market capitalization range of securities comprising the Russell 2000® Index was between $23 million and $9.4 billion, the market capitalization range of securities comprising the Russell Midcap Index was between $568 million and $36.7 billion, and the market capitalization range of securities comprising the Russell 2500TM Index was between $23 million and $17.2 billion.
The fund emphasizes investments in common stocks. The fund generally will invest in small- and mid-cap equities. Thompson, Siegel & Walmsley LLC is the sub-adviser for the mid cap sleeve. In the mid-cap sleeve, the sub-adviser seeks to invest in companies it believes present a value or potential worth that is not recognized by prevailing market prices or that have experienced some fundamental changes and are intrinsically undervalued by the investment community. The sub-adviser’s mid-cap value process uses a combination of quantitative and qualitative methods and is based on a four-factor valuation screen. Factors one and two of the screen attempt to assess a company’s discount to private market value relative to other mid-cap stocks. The third factor considers the relative earnings prospects of the company. The fourth factor involves looking at the company’s recent price action.
Systematic Financial Management, L.P. is the sub-adviser for the small cap sleeve. In the small-cap sleeve, the sub-adviser generally will invest in common stocks of companies with small capitalizations that are attractively valued and possess low price cash flow ratios or, in the case of certain financial stocks, low price/earnings ratios and/or low price/book ratios. The sub-adviser’s security selection process generally favors companies with strong operating cash flow, strong free cash flow, limited financial leverage and strong debt coverage. Trends in balance sheet items including inventories, accounts receivable, and payables are scrutinized as well. The sub-adviser also reviews the company’s products/services, market position, industry condition, financial and accounting policies and quality of management.
The fund’s investment methodology unifies what both sub-advisers deem to be the best attributes of quantitative screening and fundamental research in an integrated and repeatable process designed to outperform the Russell 2500TM Value Index over the long term. Therefore, under normal market conditions, cash and cash equivalents are generally less than 5% of the portfolio value.
The fund may invest up to 10% of its total assets in the securities of foreign issuers, including ADRs and foreign securities trading on U.S. markets. The fund may also invest in real estate investment trusts (“REITs”), and may invest up to 5% of its total assets in exchange traded funds (“ETFs”).
1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
Transamerica Strategic High Income
Principal Investment Strategies: The fund’s sub-adviser, Thompson, Siegel & Walmsley LLC (the “sub-adviser”), deploys an active strategy that normally seeks to invest in a range of securities, including primarily U.S. stocks with market capitalizations in excess of $3 billion, preferred stocks, and income producing fixed income securities. Under normal market conditions, the fund invests in a diversified portfolio of credit and equity securities and may shift its investments from one asset class to another in order to achieve the fund’s income objective.
The sub-adviser employs a strategic approach to asset allocation and uses a bottom-up fundamental investment approach to security selection. The sub-adviser expects to invest the fund’s portfolio in a mix of common stock, preferred stock and fixed income securities, targeting allocations of 40%, 20% and 40%, respectively for these asset classes. Depending on market factors, these allocations may range from approximately 20% to approximately 60% for common stock, 0% to approximately 40% for preferred stock and approximately 20% to approximately 60% for fixed income securities.
The equity securities in which the fund invests consist primarily of common stocks. Debt securities in which the fund invests include primarily high yield bonds (also known as “junk bonds”), although the fund may hold other fixed income securities including various fixed, floating and variable rate instruments, secured and unsecured bonds, bonds convertible into common stock, senior floating rate and term loans, debentures, shorter term instruments and closed-end funds. The fund may invest all of its fixed income allocation in securities that are rated below investment grade.
The fund may invest in securities of any maturity and does not have a target average duration. The fund maintains the flexibility to invest in securities of companies from a variety of sectors, but from time to time, based on economic conditions, the fund may have significant investments in particular sectors. The fund may also invest up to 25% of its assets in foreign securities, either directly or through depositary receipts. The fund may also invest in exchange-traded funds (“ETFs”).
Transamerica Total Return
Principal Investment Strategies: The fund’s sub-adviser, Pacific Investment Management Company LLC (the “sub-adviser”), invests, under normal circumstances, at least 65% of the fund’s total assets in fixed-income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average duration of the fund normally varies within two years (plus or minus) of the duration of the Bloomberg Barclays US Aggregate Bond Index, as calculated by the sub-adviser, which as of December 31, 2017, was 5.57 years. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates.
The sub-adviser invests the fund’s assets primarily in investment grade debt securities, but may invest up to 20% of the fund’s total assets in high yield securities rated B or higher by Moody’s, Fitch, or S&P or, if unrated, determined by the sub-adviser to be of comparable quality (except that within such 20% limitation, the fund may invest in mortgage-related securities rated below B). The sub-adviser may invest up to 30% of the fund’s total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means the fund may invest, together with any other investments denominated in foreign currencies, up to 30% of its total assets in such instruments). Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the fund’s total assets. The fund may invest in to-be-announced pass-through mortgage securities, which settle on a delayed delivery basis. The fund may enter into reverse repurchase agreements and sale-buyback transactions.
The fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the fund consists of income earned on the fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The fund may invest up to 10% of its total assets in preferred stock, convertible securities and other equity related securities.
Transamerica Unconstrained Bond
Principal Investment Strategies: Under normal circumstances, the fund’s sub-adviser, PineBridge Investments LLC (the “sub-adviser”), invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in bonds. The fund may invest in investment grade and below investment grade (commonly known as “junk bonds”) fixed income securities issued by domestic and foreign issuers, including those in emerging market countries. The bonds in which the fund may invest may be issued by governments, their agencies or instrumentalities, and corporate issuers. The fund will not be constrained by management against an index.
The fund may invest opportunistically across a broad array of fixed income segments including but not limited to U.S. government bonds, inflation-protected securities, international government bonds, municipal bonds, intermediate maturity corporate bonds, long maturity corporate bonds, bank loans (including loan participations and loan assignments), high yield bonds, emerging markets sovereign bonds, emerging market corporate bonds, emerging market local currency debt, asset-backed securities (including collateralized loan obligations (“CLO”s)), mortgage-backed securities, commercial mortgage-backed securities, other securitized assets, and cash/cash equivalents. The fund has a broad investment universe that covers multiple sectors, quality segments, and security types. Yield curve exposure can be from U.S. or non-U.S. sectors. On a portfolio level, the fund actively manages duration and yield curve positioning. The average portfolio duration of the fund will normally vary from -3 to 10 years. During periods of market volatility, duration may deviate outside this range.
Based on fundamental macroeconomic research and the resulting asset allocation output, the fund may rotate between the different fixed income segments and may exclude certain sectors based on relative attractiveness. No fixed income segment is expected to constitute more than 35% of the fund. While the fund will normally invest primarily in investment grade securities, it may invest without limit in below investment grade issues during periods when the sub-adviser believes there are attractive valuations supported by strong economic fundamentals. Each segment will be actively managed, with a well-diversified and risk managed sub portfolio of directly invested securities with no more than 5% invested in any non-government issuer. Investments in preferred and convertible securities generally will not exceed 15% of the fund’s assets. The fund may invest up to 10% of its assets in CLOs. The fund may invest significantly in non-dollar denominated developed and emerging market bonds on a hedged or unhedged basis. The fund’s bank loan investments may include senior secured floating rate and fixed rate loans or debt, second lien or other subordinated or unsecured floating rate and fixed rate loans or debt and other types of secured or unsecured loans with fixed, floating or variable interest rates. The fund may also invest in To Be Announced (“TBA”) mortgages and dollar rolls.
The fund may use derivatives such as swaps, futures, forwards and structured investments, for investment purposes or in an effort to hedge and mitigate uncertainties from exposure to such factors as credit, interest rates, inflation, and exchange rates. Swaps, such as interest rate, inflation, or credit default (on indices or individual issues) are allowed as long as the maximum underlying notional value does not exceed 33% of the underlying market value of the fund. When segments are believed to be overvalued, the fund may short indices or individual issues.
Transamerica US Growth
Principal Investment Strategies: The fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in domestic common stocks. The fund invests primarily in common stocks of growth-oriented companies. Portfolio construction emphasizes stock specific risk while minimizing other sources of broad market risk. The goal is a portfolio whose relative performance is not dependent on the market environment.
The fund’s sub-adviser, Wellington Management Company LLP (the “sub-adviser”), employs a “bottom up” approach, using fundamental analysis to identify specific securities within industries or sectors for purchase or sale. A “bottom-up” approach evaluates individual companies in the context of broader market factors.
The sub-adviser’s stock selection process is derived from its observation that the quality and persistence of a company’s business is often not reflected in its current stock price. Central to the investment process is fundamental research focused on uncovering companies with improving quality metrics, business momentum, and attractive relative valuations. The investment process is aided by a proprietary screening process that narrows the investment universe to companies that are consistent with the investment philosophy.
The initial investment universe is comprised of:
•	Securities held in the Russell 1000® Growth and S&P 500® Growth Indexes[1]
•	Equity securities within the market-cap range of the index with historical or projected growth rates greater than the Russell 1000® Index median
•	Stocks that meet other growth criteria as determined by the team
Consistent with the fund’s objective and other policies, the fund may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The fund may invest up to 20% of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar denominated securities of foreign issuers).
1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
Fund Name	Transamerica Bond	Transamerica Capital Growth	Transamerica Concentrated Growth	Transamerica Core Bond	Transamerica Developing Markets Equity	Transamerica Dividend Focused
Active Trading
Aggressive Investment					X
Arbitrage
Bank Obligations	X
CFTC Regulation
China A-Shares					X
Commodities
Convertible Securities	X	X
Counterparty	X	X		X
Credit	X			X
Currency	X	X		X	X	X
Currency Hedging	X	X

Fund Name	Transamerica Bond	Transamerica Capital Growth	Transamerica Concentrated Growth	Transamerica Core Bond	Transamerica Developing Markets Equity	Transamerica Dividend Focused
Depository Receipts		X			X	X
Derivatives	X	X		X
Distressed or Defaulted Securities
Emerging Markets	X	X			X
Equity Securities		X	X		X	X
Exchange Traded Funds
Extension	X			X
Fixed-Income Securities	X			X
Floating Rate Loans
Focused Investing		X	X		X	X
Foreign Investments	X	X		X	X	X
Growth Stocks		X	X		X
High-Yield Debt Securities	X
Industry Concentration
Inflation Protected Securities
Interest Rate	X			X
Investment Companies
Junior Loans
Large Capitalization Companies			X
Legal and Regulatory	X	X	X	X	X	X
Leveraging	X	X		X
Liquidity	X			X	X	X
Loans
Management	X	X	X	X	X	X
Market	X	X	X	X	X	X
Master Limited Partnership
Medium Capitalization Companies						X
Model and Data
Mortgage-Related & Asset-Backed Securities	X			X
Municipal Securities
New Fund
Non-Diversification
Precious Metals Related Securities
Preferred Stock		X
Prepayment or Call	X			X
Real Estate Securities
REITs	X
Repurchase Agreements	X
Rule 144A & Privately Placed Securities	X
Russian Securities					X
Short Sales
Small Capitalization Companies
Small & Medium Capitalization Companies					X
Sovereign Debt
Structured Instruments	X
Structured Sales
Subsidiary
Tax

Fund Name	Transamerica Bond	Transamerica Capital Growth	Transamerica Concentrated Growth	Transamerica Core Bond	Transamerica Developing Markets Equity	Transamerica Dividend Focused
Taxable Investments
Underlying Exchange Traded Funds		X
U.S. Government Agency Obligations				X
Valuation	X	X		X	X	X
Value Investing						X
Volatility Target
Warrants and Rights		X
Yield

Fund Name	Transamerica Emerging Markets Debt	Transamerica Emerging Markets Equity	Transamerica Event Driven	Transamerica Flexible Income	Transamerica Floating Rate	Transamerica Global Equity
Active Trading	X	X	X	X	X
Aggressive Investment	X	X	X
Arbitrage			X
Bank Obligations
CFTC Regulation
Chinese Securities
Commodities
Convertible Securities			X	X		X
Counterparty	X		X	X	X
Credit	X		X	X	X
Currency	X	X	X	X	X	X
Currency Hedging	X		X	X	X
Depository Receipts		X				X
Derivatives	X		X	X	X
Distressed or Defaulted Securities	X				X
Dollar Rolls				X
Emerging Markets	X	X	X	X	X	X
Equity Securities		X	X	X		X
Exchange Traded Funds
Extension	X		X	X	X
Fixed-Income Securities	X		X	X	X
Floating Rate Loans				X	X
Focused Investing		X	X			X
Foreign Investments	X	X	X	X	X	X
Frontier Markets						X
Growth Stocks		X
Hedging				X
High-Yield Debt Securities	X		X	X	X
Industry Concentration
Inflation Protected Securities				X
Interest Rate	X		X	X	X
Investment Companies
Junior Loans					X
Large Capitalization Companies						X
Legal and Regulatory	X	X	X	X	X	X
Leveraging	X		X	X	X
Liquidity	X	X	X	X	X
Loans				X	X
Management	X	X	X	X	X	X

Fund Name	Transamerica Emerging Markets Debt	Transamerica Emerging Markets Equity	Transamerica Event Driven	Transamerica Flexible Income	Transamerica Floating Rate	Transamerica Global Equity
Market	X	X	X	X	X	X
Master Limited Partnership
Medium Capitalization Companies
Model and Data
Mortgage-Related & Asset-Backed Securities				X
Municipal Securities					X
New Fund
Non-Diversification	X		X
Precious Metals Related Securities
Preferred Stock		X	X	X		X
Prepayment or Call	X		X	X	X
Puerto Rico Municipal Securities
Real Estate Securities
REITs
Repurchase Agreements
Rule 144A & Privately Placed Securities
Russian Securities
Short Sales			X
Small Capitalization Companies
Small & Medium Capitalization Companies		X	X			X
Sovereign Debt	X			X
Structured Instruments				X
Structured Sales
Subsidiary
Tax
Taxable Investments
Underlying Exchange Traded Funds		X			X	X
U.S. Government Agency Obligations				X
Valuation	X	X	X	X	X	X
Value Investing		X
Volatility Target
Warrants and Rights			X	X		X
Yield

Fund Name	Transamerica Global Multifactor Macro	Transamerica Global Real Estate Securities	Transamerica Government Money Market	Transamerica Growth	Transamerica High Yield Bond	Transamerica High Yield Muni
Active Trading	X	X		X	X	X
Aggressive Investment	X
Arbitrage
Bank Obligations					X
CFTC Regulation	X
Commodities	X
Convertible Securities		X
Counterparty	X	X	X		X	X
Credit	X		X		X	X
Currency	X	X		X	X

Fund Name	Transamerica Global Multifactor Macro	Transamerica Global Real Estate Securities	Transamerica Government Money Market	Transamerica Growth	Transamerica High Yield Bond	Transamerica High Yield Muni
Currency Hedging
Depository Receipts	X	X		X
Derivatives	X					X
Distressed or Defaulted Securities					X	X
Emerging Markets	X	X		X	X
Equity Securities	X	X		X	X
Exchange Traded Funds
Exchange Traded Notes	X
Extension	X	X			X	X
Fixed-Income Securities	X	X	X		X	X
Floating Rate Loans
Focused Investing		X
Foreign Investments	X	X		X	X
Forwards and Future Contracts
Growth Stocks				X
Hedging	X
High-Yield Debt Securities					X	X
Industry Concentration		X
Inflation Protected Securities
Interest Rate	X		X		X	X
Investment Companies	X
Junior Loans
Large Capitalization Companies
Legal and Regulatory	X	X	X	X	X	X
Leveraging	X					X
Liquidity	X		X		X	X
Loans					X
Management	X	X	X	X	X	X
Market	X	X	X	X	X	X
Master Limited Partnership
Medium Capitalization Companies				X
Model and Data	X
Momentum Style	X
Money Market Fund Reform			X
Mortgage-Related Securities			X
Mortgage-Related & Asset-Backed Securities		X			X
Municipal Securities						X
New Fund
Non-Diversification	X	X				X
Precious Metals Related Securities
Preferred Stock				X	X
Prepayment or Call	X	X	X		X	X
Puerto Rico Municipal Securities						X
Real Estate Securities		X
Redemption			X
REITs		X
Repurchase Agreements			X
Rule 144A & Privately Placed Securities
Russian Securities

Fund Name	Transamerica Global Multifactor Macro	Transamerica Global Real Estate Securities	Transamerica Government Money Market	Transamerica Growth	Transamerica High Yield Bond	Transamerica High Yield Muni
Short Positions	X
Short Sales	X
Small Capitalization Companies	X
Small & Medium Capitalization Companies		X
Sovereign Debt	X				X
Structured Instruments
Structured Sales
Subsidiary	X
Tax	X
Taxable Investments						X
Underlying Exchange Traded Funds	X					X
Underlying Government Money Market Funds			X
U.S. Government Agency Obligations	X		X
Valuation	X	X		X	X	X
Value Investing	X
Volatility Target	X
Warrants and Rights				X
Yield			X

Fund Name	Transamerica Inflation Opportunities	Transamerica Intermediate Bond	Transamerica Intermediate Muni	Transamerica International Equity	Transamerica International Growth	Transamerica International Small Cap Value
Active Trading		X	X		X
Aggressive Investment
Arbitrage
Bank Obligations
CFTC Regulation
China A-Shares					X
Commodities
Convertible Securities	X				X
Counterparty	X	X	X
Credit	X	X	X
Currency	X	X		X	X	X
Currency Hedging	X	X
Depository Receipts				X	X	X
Derivatives	X	X	X
Distressed or Defaulted Securities
Dollar Rolls		X
Emerging Markets	X	X		X	X	X
Equity Securities				X	X	X
Exchange Traded Funds
Extension	X	X	X
Fixed-Income Securities	X	X	X
Floating Rate Loans
Focused Investing	X			X	X	X
Foreign Investments	X	X		X	X	X
Growth Stocks					X
Hedging		X
High-Yield Debt Securities	X	X	X

Fund Name	Transamerica Inflation Opportunities	Transamerica Intermediate Bond	Transamerica Intermediate Muni	Transamerica International Equity	Transamerica International Growth	Transamerica International Small Cap Value
Hybrid Investments	X
Industry Concentration
Inflation Protected Securities	X	X
Interest Rate	X	X	X
Investment Companies
Junior Loans
Large Capitalization Companies
Legal and Regulatory	X	X	X	X	X	X
Leveraging	X	X	X
Liquidity	X	X	X	X	X	X
Loans		X
Management	X	X	X	X	X	X
Market	X	X	X	X	X	X
Master Limited Partnership
Medium Capitalization Companies
Model and Data
Money Market Funds	X
Mortgage-Related & Asset-Backed Securities	X	X
Municipal Securities		X	X
New Fund
Non-Diversification
Precious Metals Related Securities
Preferred Stock					X
Prepayment or Call	X	X	X
Puerto Rico Municipal Securities			X
Real Estate Securities
REITs
Repurchase Agreements	X	X
Rule 144A & Privately Placed Securities
Russian Securities
Short Sales
Small Capitalization Companies						X
Small & Medium Capitalization Companies				X	X
Sovereign Debt		X
Structured Instruments
Structured Sales
Subsidiary
Tax
Taxable Investments			X
Underlying Exchange Traded Funds			X
U.S. Government Agency Obligations	X	X
Valuation	X	X	X	X	X	X
Value Investing				X		X
Volatility Target
Warrants and Rights					X
Yield	X	X

Fund Name	Transamerica Large Cap Value	Transamerica Long/Short Strategy	Transamerica Managed Futures Strategy	Transamerica Mid Cap Growth	Transamerica Mid Cap Value	Transamerica Mid Cap Value Opportunities

Active Trading	X	X	X	X		X
Aggressive Investment			X
Arbitrage
Bank Obligations
CFTC Regulation			X
Commodities			X
Convertible Securities					X	X
Counterparty		X	X
Credit			X
Currency	X	X	X	X	X	X
Currency Hedging			X
Depository Receipts	X	X			X	X
Derivatives		X	X		X
Distressed or Defaulted Securities
Emerging Markets			X
Equity Securities	X	X		X	X	X
Exchange Traded Funds
Exchange Traded Notes			X
Extension
Fixed-Income Securities			X
Floating Rate Loans
Focused Investing	X				X
Foreign Investments	X	X	X	X	X	X
Growth Stocks		X		X
Hedging			X
High-Yield Debt Securities
Industry Concentration
Inflation Protected Securities
Interest Rate		X	X
Investment Companies			X
Junior Loans
Large Capitalization Companies	X
Legal and Regulatory	X	X	X	X		X
Leveraging		X	X
Liquidity	X	X	X
Loans
Management	X	X	X	X	X	X
Market	X	X	X	X	X	X
Master Limited Partnership
Medium Capitalization Companies				X	X	X
Model and Data			X
Mortgage-Related & Asset-Backed Securities
Municipal Securities
New Fund
Non-Diversification			X
Precious Metals Related Securities
Preferred Stock				X	X	X
Prepayment or Call			X
Real Estate Securities		X
REITs		X			X
Repurchase Agreements				X
Rule 144A & Privately Placed Securities					X

Russian Securities
Short Positions			X
Short Sales		X	X
Small Capitalization Companies			X
Small & Medium Capitalization Companies	X	X
Sovereign Debt
Structured Instruments		X	X
Structured Sales
Subsidiary			X
Tax			X
Taxable Investments
Underlying Exchange Traded Funds			X
U.S. Government Agency Obligations			X
Valuation	X	X	X	X
Value Investing	X			X	X
Volatility Target			X
Warrants and Rights
Yield

Fund Name	Transamerica MLP & Energy Income	Transamerica Multi-Cap Growth	Transamerica Multi-Managed Balanced	Transamerica Short Term Bond	Transamerica Small Cap Core	Transamerica Small Cap Growth
Active Trading			X	X	X	X
Aggressive Investment
Arbitrage	X
Bank Obligations				X
Capital Markets	X
Cash Flow	X
CFTC Regulation
Commodities
Convertible Securities
Counterparty	X		X	X
Credit			X	X
Currency	X		X		X	X
Currency Hedging			X
Depository Receipts		X			X	X
Derivatives	X		X	X
Distressed or Defaulted Securities	X
Dollar Rolls			X	X
Emerging Markets		X	X	X
Energy Sector	X
Equity Securities	X	X	X		X	X
Exchange Traded Funds
Extension			X	X
Fixed-Income Securities	X		X	X
Floating Rate Loans				X
Focused Investing	X	X	X			X
Foreign Investments	X	X	X	X		X
Growth Stocks		X	X		X	X
Hedging			X
High-Yield Debt Securities	X		X	X
Industry Concentration	X
Inflation Protected Securities			X	X
Interest Rate	X		X	X
Investment Companies
Junior Loans
IPO’s	X
Large Capitalization Companies		X
Legal and Regulatory	X	X	X	X	X	X
Leveraging	X		X
Liquidity	X	X	X	X
Loans			X	X
Management	X	X	X	X	X	X
Market	X	X	X	X	X	X
Master Limited Partnership	X
Medium Capitalization Companies
Model and Data					X
Money Market Fund Reform
Mortgage-Related & Asset-Backed Securities			X	X
Municipal Securities			X
New Fund

Fund Name	Transamerica MLP & Energy Income	Transamerica Multi-Cap Growth	Transamerica Multi-Managed Balanced	Transamerica Short Term Bond	Transamerica Small Cap Core	Transamerica Small Cap Growth
Non-Diversification	X
Precious Metals Related Securities
Preferred Stock			X
Prepayment or Call	X		X	X
Privately Held Companies	X
Real Estate Securities
Redemption
REITs					X
Repurchase Agreements	X		X		X
Rule 144A & Privately Placed Securities
Russian Securities
Short Sales	X
Small Capitalization Companies						X
Small & Medium Capitalization Companies	X	X	X		X
Sovereign Debt			X	X
Structured Instruments
Structured Sales
Subsidiary
Tax	X
Taxable Investments
Underlying Exchange Traded Funds
U.S. Government Agency Obligations			X	X
Valuation	X		X	X	X	X
Value Investing			X		X
Volatility Target
Warrants and Rights
Yield			X	X

Fund Name	Transamerica Small Cap Value	Transamerica Small/Mid Cap Value	Transamerica Strategic High Income	Transamerica Total Return	Transamerica Unconstrained Bond	Transamerica US Growth
Active Trading	X	X	X	X	X	X
Aggressive Investment
Arbitrage
Bank Obligations					X
CFTC Regulation
Commodities
Convertible Securities			X	X	X
Counterparty			X	X	X	X
Credit			X	X	X
Currency		X	X	X	X	X
Currency Hedging				X	X
Depository Receipts		X	X			X
Derivatives				X	X	X
Distressed or Defaulted Securities
Dollar Rolls				X	X
Emerging Markets				X	X
Equity Securities	X	X	X	X	X	X

Fund Name	Transamerica Small Cap Value	Transamerica Small/Mid Cap Value	Transamerica Strategic High Income	Transamerica Total Return	Transamerica Unconstrained Bond	Transamerica US Growth
Exchange Traded Funds
Extension			X	X	X
Fixed-Income Securities			X	X	X
Floating Rate Loans
Focused Investing					X
Foreign Investments		X	X	X	X	X
Growth Stocks			X			X
High-Yield Debt Securities			X	X	X
Industry Concentration
Inflation Protected Securities					X
Interest Rate			X	X	X
Investment Companies			X
Junior Loans
Large Capitalization Companies
Legal and Regulatory	X	X	X	X	X	X
Leveraging				X	X	X
Liquidity	X		X	X	X
Loans			X		X
Management	X	X	X	X	X	X
Market	X	X	X	X	X	X
Master Limited Partnership
Medium Capitalization Companies
Model and Data	X	X
Mortgage-Related & Asset-Backed Securities				X	X
Municipal Securities					X
New Fund
Non-Diversification
Precious Metals Related Securities
Preferred Stock			X	X	X
Prepayment or Call			X	X	X
Real Estate Securities
REITs		X
Repurchase Agreements		X		X	X
Rule 144A & Privately Placed Securities				X
Russian Securities
Short Sales				X	X
Small Capitalization Companies	X
Small & Medium Capitalization Companies		X	X			X
Sovereign Debt				X	X
Structured Instruments					X
Structured Sales
Subsidiary
Tax
Taxable Investments
To Be Announced (TBA) Transactions				X	X
Underlying Exchange Traded Funds	X	X	X
U.S. Government Agency Obligations				X	X

Fund Name	Transamerica Small Cap Value	Transamerica Small/Mid Cap Value	Transamerica Strategic High Income	Transamerica Total Return	Transamerica Unconstrained Bond	Transamerica US Growth
Valuation	X	X	X	X	X	X
Value Investing	X	X	X
Volatility Target
Warrants and Rights
Yield

Financial Highlights

The Financial Highlights table is intended to help you understand a portfolio’s performance for the past five years or since its inception if less than five years. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio for the period shown, assuming reinvestment of all dividends and distributions. Information has been derived from financial statements audited by Ernst & Young LLP, an Independent Registered Public Accounting firm, whose reports, along with the portfolios’ financial statements, are included in the December 31, 2017 Annual Report to Shareholders, which is available to you upon request.
Information is not shown for Initial Class shares of Transamerica American Funds Managed Risk VP, Transamerica BlackRock Equity Smart Beta 100 VP, Transamerica BlackRock Global Allocation Managed Risk – Balanced VP, Transamerica BlackRock Global Allocation Managed Risk – Growth VP, Transamerica BlackRock Smart Beta 50 VP, Transamerica BlackRock Smart Beta 75 VP, Transamerica International Equity Index VP, Transamerica Legg Mason Dynamic Allocation - Balanced VP, Transamerica Legg Mason Dynamic Allocation - Growth VP, Transamerica Levin Large Cap Value VP, Transamerica Madison Balanced Allocation VP, Transamerica Madison Conservative Allocation VP, Transamerica Madison Diversified Income VP, Transamerica Market Participation Strategy VP, Transamerica ProFund UltraBear VP and Transamerica U.S. Equity Index VP as these portfolios had not, as of December 31, 2017, issued Initial Class shares. Information is not shown for Service Class shares of Transamerica WMC US Growth II VP as this portfolio had not, as of December 31, 2017, issued Service Class shares.
Information is not shown for Transamerica 60/40 Allocation VP as the portfolio commenced operations on or after December 31, 2017.

Transamerica AB Dynamic Allocation VP
	Initial Class
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$9.48	$9.41	$9.54	$9.13	$8.62
Investment operations:
Net investment income (loss)(A)(B)	0.14	0.13 (C)	0.10	0.11	0.08
Net realized and unrealized gain (loss)	0.78	0.08	(0.11)	0.40	0.53
Total investment operations	0.92	0.21	(0.01)	0.51	0.61
Dividends and/or distributions to shareholders:
Net investment income	(0.18)	(0.14)	(0.12)	(0.10)	(0.10)
Net asset value, end of year	$10.22	$9.48	$9.41	$9.54	$9.13
Total return(D)	9.74%	2.22%	(0.08)%	5.56%	7.18%
Ratio and supplemental data:
Net assets end of year (000’s)	$28,215	$30,086	$33,068	$39,218	$36,414
Expenses to average net assets(E)
Excluding waiver and/or reimbursement and recapture	0.86%	0.85%	0.85%	0.86%	0.86%
Including waiver and/or reimbursement and recapture	0.86%	0.83% (C)	0.85%	0.86%	0.86%
Net investment income (loss) to average net assets(B)	1.46%	1.34% (C)	1.08%	1.21%	0.91%
Portfolio turnover rate(F)	28%	40%	40%	28%	31%
(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

	Service Class
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$9.41	$9.34	$9.48	$9.07	$8.57
Investment operations:
Net investment income (loss)(A)(B)	0.12	0.10 (C)	0.08	0.09	0.06
Net realized and unrealized gain (loss)	0.77	0.09	(0.12)	0.40	0.53
Total investment operations	0.89	0.19	(0.04)	0.49	0.59
Dividends and/or distributions to shareholders:
Net investment income	(0.15)	(0.12)	(0.10)	(0.08)	(0.09)
Net asset value, end of year	$10.15	$9.41	$9.34	$9.48	$9.07
Total return(D)	9.52%	1.99%	(0.42)%	5.36%	6.89%
Ratio and supplemental data:
Net assets end of year (000’s)	$349,097	$364,965	$370,418	$362,772	$341,350
Expenses to average net assets(E)
Excluding waiver and/or reimbursement and recapture	1.11%	1.10%	1.10%	1.11%	1.11%
Including waiver and/or reimbursement and recapture	1.11%	1.08% (C)	1.10%	1.11%	1.11%
Net investment income (loss) to average net assets(B)	1.21%	1.08% (C)	0.83%	0.96%	0.66%
Portfolio turnover rate(F)	28%	40%	40%	28%	31%
(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

Transamerica Aegon Government Money Market VP
	Initial Class
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Investment operations:
Net investment income (loss)(A)	0.00 (B)	0.00 (B),(C)	0.00 (B)	0.00 (B)	0.00 (B)
Net realized and unrealized gain (loss)	0.00 (B)	–	–	–	–
Total investment operations	0.00 (B)	0.00 (B)	0.00 (B)	0.00 (B)	0.00 (B)
Dividends and/or distributions to shareholders:
Net investment income	(0.00) (B)	(0.00) (B)	(0.00) (B)	(0.00) (B)	(0.00) (B)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total return(D)	0.01%	0.01%	0.01%	0.01%	0.00% (E)
Ratio and supplemental data:
Net assets end of year (000’s)	$178,217	$216,616	$232,137	$239,293	$256,856
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.33%	0.36%	0.42%	0.42%	0.42%
Including waiver and/or reimbursement and recapture(F)	0.73%	0.45% (C)	0.29%	0.23%	0.26%
Net investment income (loss) to average net assets	0.22%	0.01% (C)	0.01%	0.00% (E)	0.01%
(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Rounds to less than 0.01% or (0.01)%.
(F)	Transamerica Asset Management, Inc. or any of its affiliates may waive fees or reimburse expenses in order to avoid a negative yield. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.

	Service Class
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Investment operations:
Net investment income (loss)(A)	0.00 (B)	0.00 (B),(C)	0.00 (B)	0.00 (B)	0.00 (B)
Net realized and unrealized gain (loss)	0.00 (B)	–	–	–	–
Total investment operations	0.00 (B)	0.00 (B)	0.00 (B)	0.00 (B)	0.00 (B)
Dividends and/or distributions to shareholders:
Net investment income	(0.00) (B)	(0.00) (B)	(0.00) (B)	(0.00) (B)	(0.00) (B)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total return(D)	0.01%	0.01%	0.01%	0.01%	0.00% (E)
Ratio and supplemental data:
Net assets end of year (000’s)	$328,857	$434,978	$451,031	$427,205	$376,622
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.58%	0.61%	0.67%	0.67%	0.67%
Including waiver and/or reimbursement and recapture(F)	0.94%	0.46% (C)	0.29%	0.23%	0.25%
Net investment income (loss) to average net assets	0.01%	0.01% (C)	0.01%	0.00% (E)	0.01%
(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Rounds to less than 0.01% or (0.01)%.
(F)	Transamerica Asset Management, Inc. or any of its affiliates may waive fees or reimburse expenses in order to avoid a negative yield. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.

Transamerica Aegon High Yield Bond VP
	Initial Class
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$7.85	$7.22	$8.05	$8.20	$8.19
Investment operations:
Net investment income (loss)(A)	0.47	0.46 (B)	0.46	0.46	0.50
Net realized and unrealized gain (loss)	0.11	0.63	(0.78)	(0.13)	0.02
Total investment operations	0.58	1.09	(0.32)	0.33	0.52
Dividends and/or distributions to shareholders:
Net investment income	(0.49)	(0.46)	(0.51)	(0.48)	(0.51)
Net asset value, end of year	$7.94	$7.85	$7.22	$8.05	$8.20
Total return(C)	7.44%	15.34%	(4.22)%	3.98%	6.60%
Ratio and supplemental data:
Net assets end of year (000’s)	$118,416	$121,553	$109,369	$137,025	$157,929
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.64%	0.66%	0.64%	0.67%	0.72%
Including waiver and/or reimbursement and recapture	0.64%	0.64% (B)	0.64%	0.67%	0.72%
Net investment income (loss) to average net assets	5.84%	6.08% (B)	5.80%	5.55%	5.98%
Portfolio turnover rate	39%	46%	56%	50%	56%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

	Service Class
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$7.96	$7.32	$8.14	$8.30	$8.29
Investment operations:
Net investment income (loss)(A)	0.46	0.45 (B)	0.45	0.45	0.48
Net realized and unrealized gain (loss)	0.11	0.64	(0.78)	(0.14)	0.02
Total investment operations	0.57	1.09	(0.33)	0.31	0.50
Dividends and/or distributions to shareholders:
Net investment income	(0.47)	(0.45)	(0.49)	(0.47)	(0.49)
Net asset value, end of year	$8.06	$7.96	$7.32	$8.14	$8.30
Total return(C)	7.21%	15.00%	(4.30)%	3.60%	6.33%
Ratio and supplemental data:
Net assets end of year (000’s)	$170,000	$167,808	$147,295	$143,882	$160,741
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.89%	0.91%	0.89%	0.92%	0.97%
Including waiver and/or reimbursement and recapture	0.89%	0.89% (B)	0.89%	0.92%	0.97%
Net investment income (loss) to average net assets	5.59%	5.82% (B)	5.56%	5.29%	5.72%
Portfolio turnover rate	39%	46%	56%	50%	56%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Transamerica Aegon U.S. Government Securities VP
	Initial Class
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$11.81	$11.85	$12.16	$12.33	$13.23
Investment operations:
Net investment income (loss)(A)	0.19	0.13 (B)	0.18	0.23	0.23
Net realized and unrealized gain (loss)	0.13	(0.09) (C)	(0.17)	0.34	(0.53)
Total investment operations	0.32	0.04	0.01	0.57	(0.30)
Dividends and/or distributions to shareholders:
Net investment income	(0.45)	(0.08)	(0.26)	(0.52)	(0.31)
Net realized gains	(0.93)	–	(0.06)	(0.22)	(0.29)
Total dividends and/or distributions to shareholders	(1.38)	(0.08)	(0.32)	(0.74)	(0.60)
Net asset value, end of year	$10.75	$11.81	$11.85	$12.16	$12.33
Total return(D)	2.66%	0.30%	0.10%	4.66%	(2.23)%
Ratio and supplemental data:
Net assets end of year (000’s)	$84,450	$93,570	$870,390	$111,203	$314,640
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.62%	0.61%	0.61%	0.62%	0.62%
Including waiver and/or reimbursement and recapture	0.62%	0.61% (B)	0.61%	0.62%	0.62%
Net investment income (loss) to average net assets	1.69%	1.07% (B)	1.52%	1.81%	1.75%
Portfolio turnover rate	18%	77%	171%	74%	38%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Portfolio shares and fluctuating market values during the period.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

	Service Class
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$12.10	$12.14	$12.45	$12.58	$13.47
Investment operations:
Net investment income (loss)(A)	0.17	0.11 (B)	0.17	0.20	0.20
Net realized and unrealized gain (loss)	0.12	(0.09) (C)	(0.19)	0.35	(0.54)
Total investment operations	0.29	0.02	(0.02)	0.55	(0.34)
Dividends and/or distributions to shareholders:
Net investment income	(0.39)	(0.06)	(0.23)	(0.46)	(0.26)
Net realized gains	(0.93)	–	(0.06)	(0.22)	(0.29)
Total dividends and/or distributions to shareholders	(1.32)	(0.06)	(0.29)	(0.68)	(0.55)
Net asset value, end of year	$11.07	$12.10	$12.14	$12.45	$12.58
Total return(D)	2.36%	0.14%	(0.18)%	4.42%	(2.49)%
Ratio and supplemental data:
Net assets end of year (000’s)	$242,695	$493,733	$458,000	$276,838	$287,781
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.87%	0.86%	0.86%	0.87%	0.87%
Including waiver and/or reimbursement and recapture	0.87%	0.85% (B)	0.86%	0.87%	0.87%
Net investment income (loss) to average net assets	1.43%	0.90% (B)	1.37%	1.58%	1.48%
Portfolio turnover rate	18%	77%	171%	74%	38%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Portfolio shares and fluctuating market values during the period.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Transamerica American Funds Managed Risk VP
	Service Class
	December 31, 2017	December 31, 2016	December 31, 2015(A)
Net asset value, beginning of period/year	$10.18	$9.62	$10.00
Investment operations:
Net investment income (loss)(B)(C)	0.12	0.15 (D)	0.26
Net realized and unrealized gain (loss)	1.37	0.47	(0.64)
Total investment operations	1.49	0.62	(0.38)
Dividends and/or distributions to shareholders:
Net investment income	(0.07)	(0.06)	–
Net realized gains	(0.01)	–	–
Total dividends and/or distributions to shareholders	(0.08)	(0.06)	–
Net asset value, end of period/year	$11.59	$10.18	$9.62
Total return(E)	14.62%	6.41%	(3.80)% (F)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$703,398	$389,264	$129,378
Expenses to average net assets(G)
Excluding waiver and/or reimbursement and recapture	0.82%	0.82%	0.86% (H)
Including waiver and/or reimbursement and recapture	0.82%	0.82% (D)	0.85% (H)
Net investment income (loss) to average net assets(C)	1.11%	1.56% (D)	4.10% (H)
Portfolio turnover rate(I)	–%	–%	–% (F)
(A)	Commenced operations on May 1, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(E)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(F)	Not annualized.
(G)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(H)	Annualized.
(I)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

Transamerica Barrow Hanley Dividend Focused VP
	Initial Class
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$22.58	$20.07	$21.24	$19.19	$15.08
Investment operations:
Net investment income (loss)(A)	0.49	0.51 (B)	0.43	0.36	0.29
Net realized and unrealized gain (loss)	3.16	2.46	(1.20)	1.96	4.23
Total investment operations	3.65	2.97	(0.77)	2.32	4.52
Dividends and/or distributions to shareholders:
Net investment income	(0.58)	(0.46)	(0.40)	(0.27)	(0.41)
Net asset value, end of year	$25.65	$22.58	$20.07	$21.24	$19.19
Total return(C)	16.43% (D)	14.91%	(3.59)%	12.17%	30.24%
Ratio and supplemental data:
Net assets end of year (000’s)	$682,104	$653,533	$639,203	$787,329	$727,690
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.71%	0.71%	0.71%	0.71%	0.76%
Including waiver and/or reimbursement and recapture	0.71%	0.70% (B)	0.71%	0.71%	0.76%
Net investment income (loss) to average net assets	2.02%	2.45% (B)	2.08%	1.80%	1.64%
Portfolio turnover rate	11%	11%	9%	14%	100%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Total return reflects certain litigation payments received by the Portfolio in the year. Had these payments not occurred, the total return would be 0.15% lower.

	Service Class
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$22.59	$20.09	$21.26	$19.22	$15.11
Investment operations:
Net investment income (loss)(A)	0.43	0.46 (B)	0.38	0.31	0.24
Net realized and unrealized gain (loss)	3.16	2.45	(1.20)	1.97	4.24
Total investment operations	3.59	2.91	(0.82)	2.28	4.48
Dividends and/or distributions to shareholders:
Net investment income	(0.53)	(0.41)	(0.35)	(0.24)	(0.37)
Net asset value, end of year	$25.65	$22.59	$20.09	$21.26	$19.22
Total return(C)	16.13% (D)	14.59%	(3.83)%	11.94%	29.93%
Ratio and supplemental data:
Net assets end of year (000’s)	$288,560	$264,863	$209,780	$223,038	$150,270
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.96%	0.96%	0.96%	0.96%	1.01%
Including waiver and/or reimbursement and recapture	0.96%	0.95% (B)	0.96%	0.96%	1.01%
Net investment income (loss) to average net assets	1.77%	2.21% (B)	1.83%	1.54%	1.41%
Portfolio turnover rate	11%	11%	9%	14%	100%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Total return reflects certain litigation payments received by the Portfolio in the year. Had these payments not occurred, the total return would be 0.15% lower.

Transamerica BlackRock Equity Smart Beta 100 VP
	Service Class
	December 31, 2017	December 31, 2016(A)
Net asset value, beginning of period/year	$10.59	$10.00
Investment operations:
Net investment income (loss)(B)(C)	0.19	0.35
Net realized and unrealized gain (loss)	2.26	0.24 (D)
Total investment operations	2.45	0.59
Dividends and/or distributions to shareholders:
Net investment income	(0.06)	–
Net realized gains	(0.01)	–
Total dividends and/or distributions to shareholders	(0.07)	–
Net asset value, end of period/year	$12.97	$10.59
Total return(E)	23.23%	5.90% (F)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$60,984	$24,382
Expenses to average net assets(G)
Excluding waiver and/or reimbursement and recapture	0.63%	1.18% (H)
Including waiver and/or reimbursement and recapture	0.56%	0.56% (H)
Net investment income (loss) to average net assets(C)	1.58%	4.31% (H)
Portfolio turnover rate(I)	16%	20% (F)
(A)	Commenced operations on March 21, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Portfolio shares and fluctuating market values during the period.
(E)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(F)	Not annualized.
(G)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(H)	Annualized.
(I)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

Transamerica BlackRock Global Allocation VP
	Initial Class
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$8.47	$8.24	$9.92	$10.43	$9.39
Investment operations:
Net investment income (loss)(A)(B)	0.12	0.11 (C)	0.10	0.11	0.27
Net realized and unrealized gain (loss)	1.05	0.28	(0.19)	0.11	1.08
Total investment operations	1.17	0.39	(0.09)	0.22	1.35
Dividends and/or distributions to shareholders:
Net investment income	(0.19)	(0.08)	(0.29)	(0.30)	(0.19)
Net realized gains	–	(0.08)	(1.30)	(0.43)	(0.12)
Total dividends and/or distributions to shareholders	(0.19)	(0.16)	(1.59)	(0.73)	(0.31)
Net asset value, end of year	$9.45	$8.47	$8.24	$9.92	$10.43
Total return(D)	13.75%	4.69%	(0.88)%	2.09%	14.61%
Ratio and supplemental data:
Net assets end of year (000’s)	$525,413	$436,406	$374,668	$122,871	$5,587
Expenses to average net assets(E)
Excluding waiver and/or reimbursement and recapture, including dividends, interest and fees for borrowings from securities sold short	0.84%	0.83%	0.82%	0.78%	0.10%
Including waiver and/or reimbursement and recapture, including dividends, interest and fees for borrowings from securities sold short	0.81%	0.81% (C)	0.81%	0.77%	0.05%
Including waiver and/or reimbursement and recapture, excluding dividends, interest and fees for borrowings from securities sold short	0.79%	0.80% (C)	0.80%	0.77% (F)	0.05%
Net investment income (loss) to average net assets(B)	1.30%	1.35% (C)	1.13%	1.08%	2.66%
Portfolio turnover rate(G)	114%	120%	79%	47% (H)	–%
(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Dividends and interest from securities sold short rounds to less than 0.01%.
(G)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.
(H)	Excludes investment securities received in-kind.

Transamerica BlackRock Global Allocation VP
	Service Class
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$13.27	$12.82	$14.55	$14.98	$13.35
Investment operations:
Net investment income (loss)(A)(B)	0.15	0.14 (C)	0.13	0.09	0.29
Net realized and unrealized gain (loss)	1.64	0.44	(0.31)	0.18	1.62
Total investment operations	1.79	0.58	(0.18)	0.27	1.91
Dividends and/or distributions to shareholders:
Net investment income	(0.15)	(0.05)	(0.25)	(0.27)	(0.16)
Net realized gains	–	(0.08)	(1.30)	(0.43)	(0.12)
Total dividends and/or distributions to shareholders	(0.15)	(0.13)	(1.55)	(0.70)	(0.28)
Net asset value, end of year	$14.91	$13.27	$12.82	$14.55	$14.98
Total return(D)	13.49%	4.56%	(1.23)%	1.74%	14.43%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,443,353	$1,329,337	$1,234,334	$1,283,518	$1,321,781
Expenses to average net assets(E)
Excluding waiver and/or reimbursement and recapture, including dividends, interest and fees for borrowings from securities sold short	1.09%	1.08%	1.07%	0.83%	0.35%
Including waiver and/or reimbursement and recapture, including dividends, interest and fees for borrowings from securities sold short	1.06%	1.06% (C)	1.06%	0.81%	0.30%
Including waiver and/or reimbursement and recapture, excluding dividends, interest, and fees for borrowings from securities sold short	1.04%	1.05% (C)	1.05%	0.81% (F)	0.30%
Net investment income (loss) to average net assets(B)	1.05%	1.10% (C)	0.90%	0.62%	2.06%
Portfolio turnover rate(G)	114%	120%	79%	47% (H)	–%
(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Dividends and interest from securities sold short rounds to less than 0.01%.
(G)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.
(H)	Excludes investment securities received in-kind.

Transamerica BlackRock Global Allocation Managed Risk – Balanced VP
	Service Class
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014(A)
Net asset value, beginning of period/year	$8.84	$9.59	$9.93	$10.00
Investment operations:
Net investment income (loss)(B)(C)	0.13	0.07 (D)	0.41	(0.01)
Net realized and unrealized gain (loss)	0.97	(0.03) (E)	(0.75)	(0.06)
Total investment operations	1.10	0.04	(0.34)	(0.07)
Dividends and/or distributions to shareholders:
Net investment income	(0.06)	(0.18)	–	–
Net realized gains	–	(0.61)	–	–
Total dividends and/or distributions to shareholders	(0.06)	(0.79)	–	–
Net asset value, end of period/year	$9.88	$8.84	$9.59	$9.93
Total return(F)	12.51%	0.37%	(3.42)%	(0.70)% (G)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$207,765	$169,426	$131,427	$9,811
Expenses to average net assets(H)
Excluding waiver and/or reimbursement and recapture	0.56%	0.59%	0.60%	2.31% (I)
Including waiver and/or reimbursement and recapture	0.57%	0.57% (D)	0.57%	0.57% (I)
Net investment income (loss) to average net assets(C)	1.42%	0.79% (D)	4.16%	(0.57)% (I)
Portfolio turnover rate(J)	–%	–%	–%	–% (G)
(A)	Commenced operations on November 10, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(E)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Portfolio shares and fluctuating market values during the period.
(F)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(G)	Not annualized.
(H)	Does not include expenses of the underlying funds in which the Portfolio invests.
(I)	Annualized.
(J)	Does not include portfolio activity of the underlying funds in which the Portfolio invests.

Transamerica BlackRock Global Allocation Managed Risk – Growth VP
	Service Class
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014(A)
Net asset value, beginning of period/year	$8.65	$9.39	$9.89	$10.00
Investment operations:
Net investment income (loss)(B)(C)	0.13	0.06 (D)	0.39	(0.01)
Net realized and unrealized gain (loss)	1.41	(0.08)	(0.89)	(0.10)
Total investment operations	1.54	(0.02)	(0.50)	(0.11)
Dividends and/or distributions to shareholders:
Net investment income	(0.06)	(0.19)	–	–
Net realized gains	–	(0.53)	–	–
Total dividends and/or distributions to shareholders	(0.06)	(0.72)	–	–
Net asset value, end of period/year	$10.13	$8.65	$9.39	$9.89
Total return(E)	17.87%	(0.19)%	(5.06)%	(1.10)% (F)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$218,473	$175,816	$155,154	$10,960
Expenses to average net assets(G)
Excluding waiver and/or reimbursement and recapture	0.60%	0.63%	0.63%	2.31% (H)
Including waiver and/or reimbursement and recapture	0.61% (I)	0.61% (D)	0.60%	0.60% (H)
Net investment income (loss) to average net assets(C)	1.36%	0.72% (D)	4.01%	(0.60)% (H)
Portfolio turnover rate(J)	4%	2%	–%	–% (F)
(A)	Commenced operations on November 10, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(E)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(F)	Not annualized.
(G)	Does not include expenses of the underlying funds in which the Portfolio invests.
(H)	Annualized.
(I)	Includes interest fee on cash at broker transactions, representing 0.01% of average net assets.
(J)	Does not include portfolio activity of the underlying funds in which the Portfolio invests.

Transamerica BlackRock Smart Beta 50 VP
	Service Class
	December 31, 2017	December 31, 2016(A)
Net asset value, beginning of period/year	$10.27	$10.00
Investment operations:
Net investment income (loss)(B)(C)	0.18	0.20
Net realized and unrealized gain (loss)	1.14	0.07 (D)
Total investment operations	1.32	0.27
Dividends and/or distributions to shareholders:
Net investment income	(0.08)	–
Net realized gains	(0.02)	–
Total dividends and/or distributions to shareholders	(0.10)	–
Net asset value, end of period/year	$11.49	$10.27
Total return(E)	12.85%	2.70% (F)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$71,329	$45,605
Expenses to average net assets(G)
Excluding waiver and/or reimbursement and recapture	0.61%	0.79% (H)
Including waiver and/or reimbursement and recapture	0.56%	0.56% (H)
Net investment income (loss) to average net assets(C)	1.65%	2.52% (H)
Portfolio turnover rate(I)	9%	6% (F)
(A)	Commenced operations on March 21, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Portfolio shares and fluctuating market values during the period.
(E)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(F)	Not annualized.
(G)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(H)	Annualized.
(I)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

Transamerica BlackRock Smart Beta 75 VP
	Service Class
	December 31, 2017	December 31, 2016(A)
Net asset value, beginning of period/year	$10.34	$10.00
Investment operations:
Net investment income (loss)(B)(C)	0.19	0.23
Net realized and unrealized gain (loss)	1.66	0.11 (D)
Total investment operations	1.85	0.34
Dividends and/or distributions to shareholders:
Net investment income	(0.05)	–
Net realized gains	(0.01)	–
Total dividends and/or distributions to shareholders	(0.06)	–
Net asset value, end of period/year	$12.13	$10.34
Total return(E)	17.96%	3.40% (F)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$39,053	$12,472
Expenses to average net assets(G)
Excluding waiver and/or reimbursement and recapture	0.67%	1.33% (H)
Including waiver and/or reimbursement and recapture	0.56%	0.56% (H)
Net investment income (loss) to average net assets(C)	1.70%	2.87% (H)
Portfolio turnover rate(I)	10%	11% (F)
(A)	Commenced operations on March 21, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Portfolio shares and fluctuating market values during the period.
(E)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(F)	Not annualized.
(G)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(H)	Annualized.
(I)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

Transamerica BlackRock Tactical Allocation VP
	Initial Class
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$9.40	$9.80	$10.93	$10.91	$10.11
Investment operations:
Net investment income (loss)(A)(B)	0.12	0.17 (C)	0.27	0.31	0.23
Net realized and unrealized gain (loss)	0.98	0.34	(0.27)	0.26	1.02
Total investment operations	1.10	0.51	–	0.57	1.25
Dividends and/or distributions to shareholders:
Net investment income	(0.27)	(0.39)	(0.32)	(0.23)	(0.22)
Net realized gains	(0.26)	(0.52)	(0.81)	(0.32)	(0.23)
Total dividends and/or distributions to shareholders	(0.53)	(0.91)	(1.13)	(0.55)	(0.45)
Net asset value, end of year	$9.97	$9.40	$9.80	$10.93	$10.91
Total return(D)	12.02%	5.16%	0.06%	5.35%	12.63%
Ratio and supplemental data:
Net assets end of year (000’s)	$28,202	$27,478	$27,879	$30,241	$5,063
Expenses to average net assets(E)
Excluding waiver and/or reimbursement and recapture	0.14%	0.14%	0.14%	0.15%	0.15%
Including waiver and/or reimbursement and recapture	0.14%	0.14% (C)	0.14%	0.15%	0.15%
Net investment income (loss) to average net assets(B)	1.18%	1.78% (C)	2.57%	2.85%	2.19%
Portfolio turnover rate(F)	15%	18%	8%	44%	25%
(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

Transamerica BlackRock Tactical Allocation VP
	Service Class
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$14.89	$15.02	$16.14	$15.87	$14.53
Investment operations:
Net investment income (loss)(A)(B)	0.15	0.23 (C)	0.37	0.32	0.29
Net realized and unrealized gain (loss)	1.56	0.51	(0.39)	0.48	1.48
Total investment operations	1.71	0.74	(0.02)	0.80	1.77
Dividends and/or distributions to shareholders:
Net investment income	(0.23)	(0.35)	(0.29)	(0.21)	(0.20)
Net realized gains	(0.26)	(0.52)	(0.81)	(0.32)	(0.23)
Total dividends and/or distributions to shareholders	(0.49)	(0.87)	(1.10)	(0.53)	(0.43)
Net asset value, end of year	$16.11	$14.89	$15.02	$16.14	$15.87
Total return(D)	11.68%	4.91%	(0.12)%	5.07%	12.35%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,603,269	$1,556,778	$1,509,931	$1,496,764	$1,156,614
Expenses to average net assets(E)
Excluding waiver and/or reimbursement and recapture	0.39%	0.39%	0.39%	0.40%	0.40%
Including waiver and/or reimbursement and recapture	0.39%	0.39% (C)	0.39%	0.40%	0.40%
Net investment income (loss) to average net assets(B)	0.93%	1.53% (C)	2.35%	1.99%	1.90%
Portfolio turnover rate(F)	15%	18%	8%	44%	25%
(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

Transamerica Clarion Global Real Estate Securities VP
	Initial Class
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$12.26	$12.39	$13.06	$11.67	$11.92
Investment operations:
Net investment income (loss)(A)	0.22	0.31 (B)	0.22	0.24	0.23
Net realized and unrealized gain (loss)	1.14	(0.22)	(0.30)	1.34	0.20
Total investment operations	1.36	0.09	(0.08)	1.58	0.43
Dividends and/or distributions to shareholders:
Net investment income	(0.47)	(0.22)	(0.59)	(0.19)	(0.68)
Net asset value, end of year	$13.15	$12.26	$12.39	$13.06	$11.67
Total return(C)	11.32%	0.62%	(0.60)%	13.56%	3.90%
Ratio and supplemental data:
Net assets end of year (000’s)	$177,075	$370,080	$274,688	$452,444	$329,290
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.92%	0.89%	0.89%	0.90%	0.90%
Including waiver and/or reimbursement and recapture	0.92%	0.87% (B)	0.89%	0.90%	0.90%
Net investment income (loss) to average net assets	1.66%	2.45% (B)	1.66%	1.90%	1.93%
Portfolio turnover rate	119%	46%	56%	30%	38%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

	Service Class
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$12.81	$12.93	$13.61	$12.16	$12.39
Investment operations:
Net investment income (loss)(A)	0.16	0.31 (B)	0.19	0.22	0.21
Net realized and unrealized gain (loss)	1.23	(0.24)	(0.31)	1.40	0.22
Total investment operations	1.39	0.07	(0.12)	1.62	0.43
Dividends and/or distributions to shareholders:
Net investment income	(0.44)	(0.19)	(0.56)	(0.17)	(0.66)
Net asset value, end of year	$13.76	$12.81	$12.93	$13.61	$12.16
Total return(C)	11.01%	0.42%	(0.87)%	13.29%	3.71%
Ratio and supplemental data:
Net assets end of year (000’s)	$99,725	$95,835	$102,053	$106,430	$79,667
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.17%	1.14%	1.14%	1.15%	1.15%
Including waiver and/or reimbursement and recapture	1.17%	1.13% (B)	1.14%	1.15%	1.15%
Net investment income (loss) to average net assets	1.23%	2.33% (B)	1.38%	1.67%	1.64%
Portfolio turnover rate	119%	46%	56%	30%	38%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Transamerica Greystone International Growth VP (formerly, Transamerica MFS International Equity VP)
	Initial Class
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$7.89	$8.06	$8.19	$8.72	$7.47
Investment operations:
Net investment income (loss)(A)	0.10	0.12 (B)	0.12	0.14	0.10
Net realized and unrealized gain (loss)	2.04	(0.11)	(0.11)	(0.59)	1.24
Total investment operations	2.14	0.01	0.01	(0.45)	1.34
Dividends and/or distributions to shareholders:
Net investment income	(0.12)	(0.12)	(0.14)	(0.08)	(0.09)
Net realized gains	–	(0.06)	–	–	–
Total dividends and/or distributions to shareholders	(0.12)	(0.18)	(0.14)	(0.08)	(0.09)
Net asset value, end of year	$9.91	$7.89	$8.06	$8.19	$8.72
Total return(C)	27.24%	0.08%	0.08%	(5.17)%	18.09%
Ratio and supplemental data:
Net assets end of year (000’s)	$433,218	$217,079	$256,000	$272,525	$284,043
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.00%	1.02%	1.02%	1.02%	1.03%
Including waiver and/or reimbursement and recapture	1.00%	1.00% (B)	1.02%	1.02%	1.03%
Net investment income (loss) to average net assets	1.12%	1.56% (B)	1.36%	1.67%	1.21%
Portfolio turnover rate	13%	16%	17%	22%	16%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

	Service Class
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$7.75	$7.92	$8.06	$8.59	$7.37
Investment operations:
Net investment income (loss)(A)	0.09	0.10 (B)	0.09	0.12	0.08
Net realized and unrealized gain (loss)	1.99	(0.11)	(0.11)	(0.58)	1.22
Total investment operations	2.08	(0.01)	(0.02)	(0.46)	1.30
Dividends and/or distributions to shareholders:
Net investment income	(0.10)	(0.10)	(0.12)	(0.07)	(0.08)
Net realized gains	–	(0.06)	–	–	–
Total dividends and/or distributions to shareholders	(0.10)	(0.16)	(0.12)	(0.07)	(0.08)
Net asset value, end of year	$9.73	$7.75	$7.92	$8.06	$8.59
Total return(C)	26.98%	(0.13)%	(0.24)%	(5.41)%	17.77%
Ratio and supplemental data:
Net assets end of year (000’s)	$145,400	$102,939	$100,677	$72,777	$61,867
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.25%	1.27%	1.27%	1.27%	1.28%
Including waiver and/or reimbursement and recapture	1.25%	1.25% (B)	1.27%	1.27%	1.28%
Net investment income (loss) to average net assets	1.06%	1.27% (B)	1.04%	1.39%	0.97%
Portfolio turnover rate	13%	16%	17%	22%	16%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Transamerica International Equity Index VP
Service Class(A)
December 31, 2017
Net asset value, beginning of period	$10.00
Investment operations:
Net investment income (loss)(B)	0.11
Net realized and unrealized gain (loss)	1.04
Total investment operations	1.15
Net asset value, end of period	$11.15
Total return(C)	11.50% (D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$8,452
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	5.33% (E)
Including waiver and/or reimbursement and recapture	0.43% (E)
Net investment income (loss) to average net assets	1.49% (E)
Portfolio turnover rate	6% (D)
(A)	Commenced operations on May 1, 2017
(B)	Calculated based on average number of shares outstanding.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Not annualized.
(E)	Annualized.

Transamerica Janus Balanced VP
	Initial Class
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$13.47	$13.18	$13.60	$12.66	$10.70
Investment operations:
Net investment income (loss)(A)	0.26	0.23 (B)	0.24	0.21	0.17
Net realized and unrealized gain (loss)	2.02	0.33	(0.21)	0.83	1.88
Total investment operations	2.28	0.56	0.03	1.04	2.05
Dividends and/or distributions to shareholders:
Net investment income	(0.23)	(0.16)	(0.12)	(0.10)	(0.09)
Net realized gains	(0.07)	(0.11)	(0.33)	–	–
Total dividends and/or distributions to shareholders	(0.30)	(0.27)	(0.45)	(0.10)	(0.09)
Net asset value, end of year	$15.45	$13.47	$13.18	$13.60	$12.66
Total return(C)	17.04%	4.33%	0.34%	8.19%	19.27%
Ratio and supplemental data:
Net assets end of year (000’s)	$11,503	$9,868	$10,148	$10,495	$9,777
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.77%	0.77%	0.79%	0.81%	0.84%
Including waiver and/or reimbursement and recapture	0.77%	0.77% (B)	0.79%	0.81%	0.84%
Net investment income (loss) to average net assets	1.80%	1.77% (B)	1.76%	1.63%	1.43%
Portfolio turnover rate	63%	84%	75%	84%	69%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

	Service Class
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$13.30	$13.02	$13.45	$12.55	$10.62
Investment operations:
Net investment income (loss)(A)	0.22	0.20 (B)	0.20	0.18	0.14
Net realized and unrealized gain (loss)	1.99	0.33	(0.20)	0.80	1.87
Total investment operations	2.21	0.53	0.00 (C)	0.98	2.01
Dividends and/or distributions to shareholders:
Net investment income	(0.19)	(0.14)	(0.10)	(0.08)	(0.08)
Net realized gains	(0.07)	(0.11)	(0.33)	–	–
Total dividends and/or distributions to shareholders	(0.26)	(0.25)	(0.43)	(0.08)	(0.08)
Net asset value, end of year	$15.25	$13.30	$13.02	$13.45	$12.55
Total return(D)	16.73%	4.12%	0.12%	7.83%	19.02%
Ratio and supplemental data:
Net assets end of year (000’s)	$927,106	$758,553	$617,439	$391,062	$221,099
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.02%	1.03%	1.04%	1.06%	1.09%
Including waiver and/or reimbursement and recapture	1.02%	1.02% (B)	1.04%	1.06%	1.09%
Net investment income (loss) to average net assets	1.55%	1.53% (B)	1.51%	1.39%	1.20%
Portfolio turnover rate	63%	84%	75%	84%	69%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Transamerica Janus Mid-Cap Growth VP
	Initial Class
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$25.23	$28.35	$35.49	$37.94	$28.05
Investment operations:
Net investment income (loss)(A)	0.03	0.04 (B)	(0.25)	0.02	(0.02)
Net realized and unrealized gain (loss)	7.26	(0.66)	(1.61)	(0.00) (C)	10.87
Total investment operations	7.29	(0.62)	(1.86)	0.02	10.85
Dividends and/or distributions to shareholders:
Net investment income	(0.03)	–	–	–	(0.27)
Net realized gains	(0.19)	(2.50)	(5.28)	(2.47)	(0.69)
Total dividends and/or distributions to shareholders	(0.22)	(2.50)	(5.28)	(2.47)	(0.96)
Net asset value, end of year	$32.30	$25.23	$28.35	$35.49	$37.94
Total return(D)	29.01%	(2.04)%	(5.03)%	0.02%	39.14%
Ratio and supplemental data:
Net assets end of year (000’s)	$732,785	$651,050	$521,496	$768,562	$839,396
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.83%	0.87%	0.87%	0.88%	0.88%
Including waiver and/or reimbursement and recapture	0.83%	0.86% (B)	0.87%	0.88%	0.88%
Net investment income (loss) to average net assets	0.09%	0.17% (B)	(0.76)%	0.05%	(0.05)%
Portfolio turnover rate	15%	123%	21%	43%	49%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

	Service Class
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$24.27	$27.44	$34.62	$37.16	$27.49
Investment operations:
Net investment income (loss)(A)	(0.04)	(0.01) (B)	(0.33)	(0.07)	(0.10)
Net realized and unrealized gain (loss)	6.99	(0.66)	(1.57)	(0.00) (C)	10.66
Total investment operations	6.95	(0.67)	(1.90)	(0.07)	10.56
Dividends and/or distributions to shareholders:
Net investment income	–	–	–	–	(0.20)
Net realized gains	(0.19)	(2.50)	(5.28)	(2.47)	(0.69)
Total dividends and/or distributions to shareholders	(0.19)	(2.50)	(5.28)	(2.47)	(0.89)
Net asset value, end of year	$31.03	$24.27	$27.44	$34.62	$37.16
Total return(D)	28.74%	(2.30)%	(5.26)%	(0.23)%	38.83%
Ratio and supplemental data:
Net assets end of year (000’s)	$121,425	$98,654	$107,324	$115,823	$118,292
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.08%	1.12%	1.12%	1.13%	1.13%
Including waiver and/or reimbursement and recapture	1.08%	1.11% (B)	1.12%	1.13%	1.13%
Net investment income (loss) to average net assets	(0.16)%	(0.04)% (B)	(1.02)%	(0.20)%	(0.30)%
Portfolio turnover rate	15%	123%	21%	43%	49%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Transamerica Jennison Growth VP
	Initial Class
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$8.80	$10.80	$10.54	$10.71	$8.44
Investment operations:
Net investment income (loss)(A)	0.00 (B)	0.00 (B),(C)	(0.00) (B)	(0.00) (B)	0.00 (B)
Net realized and unrealized gain (loss)	3.08	(0.15)	1.14	1.04	3.05
Total investment operations	3.08	(0.15)	1.14	1.04	3.05
Dividends and/or distributions to shareholders:
Net investment income	(0.00) (B)	–	–	–	(0.03)
Net realized gains	(1.11)	(1.85)	(0.88)	(1.21)	(0.75)
Total dividends and/or distributions to shareholders	(1.11)	(1.85)	(0.88)	(1.21)	(0.78)
Net asset value, end of year	$10.77	$8.80	$10.80	$10.54	$10.71
Total return(D)	36.44%	(1.65)%	11.40%	9.96%	37.70%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,038,335	$872,589	$902,263	$1,049,200	$980,059
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.79%	0.80%	0.77%	0.79%	0.80%
Including waiver and/or reimbursement and recapture	0.79%	0.79% (C)	0.77%	0.79% (E)	0.80% (E)
Net investment income (loss) to average net assets	0.05%	0.03% (C)	(0.02)%	(0.02)%	0.02%
Portfolio turnover rate	50%	60%	32%	36%	41%
(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

	Service Class
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$8.45	$10.47	$10.27	$10.48	$8.28
Investment operations:
Net investment income (loss)(A)	(0.02)	(0.02) (B)	(0.03)	(0.03)	(0.02)
Net realized and unrealized gain (loss)	2.94	(0.15)	1.11	1.03	2.98
Total investment operations	2.92	(0.17)	1.08	1.00	2.96
Dividends and/or distributions to shareholders:
Net investment income	–	–	–	–	(0.01)
Net realized gains	(1.11)	(1.85)	(0.88)	(1.21)	(0.75)
Total dividends and/or distributions to shareholders	(1.11)	(1.85)	(0.88)	(1.21)	(0.76)
Net asset value, end of year	$10.26	$8.45	$10.47	$10.27	$10.48
Total return(C)	36.03%	(1.90)%	11.11%	9.79%	37.30%
Ratio and supplemental data:
Net assets end of year (000’s)	$160,612	$112,000	$125,108	$89,936	$73,806
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.04%	1.05%	1.02%	1.04%	1.05%
Including waiver and/or reimbursement and recapture	1.04%	1.04% (B)	1.02%	1.04% (D)	1.05% (D)
Net investment income (loss) to average net assets	(0.21)%	(0.23)% (B)	(0.28)%	(0.27)%	(0.24)%
Portfolio turnover rate	50%	60%	32%	36%	41%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.

Transamerica JPMorgan Asset Allocation – Conservative VP (formerly, Transamerica Asset Allocation – Conservative VP)
	Initial Class
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$10.18	$10.15	$11.05	$11.30	$10.69
Investment operations:
Net investment income (loss)(A)(B)	0.19	0.21 (C)	0.21	0.23	0.28
Net realized and unrealized gain (loss)	1.09	0.26	(0.42)	0.02	0.70
Total investment operations	1.28	0.47	(0.21)	0.25	0.98
Dividends and/or distributions to shareholders:
Net investment income	(0.23)	(0.21)	(0.25)	(0.31)	(0.35)
Net realized gains	(0.17)	(0.23)	(0.44)	(0.19)	(0.02)
Total dividends and/or distributions to shareholders	(0.40)	(0.44)	(0.69)	(0.50)	(0.37)
Net asset value, end of year	$11.06	$10.18	$10.15	$11.05	$11.30
Total return(D)	12.81%	4.62%	(1.96)%	2.19%	9.36%
Ratio and supplemental data:
Net assets end of year (000’s)	$270,096	$272,589	$293,085	$366,775	$429,007
Expenses to average net assets(E)
Excluding waiver and/or reimbursement and recapture	0.15%	0.14%	0.14%	0.15%	0.15%
Including waiver and/or reimbursement and recapture	0.15%	0.13% (C)	0.14%	0.15%	0.15%
Net investment income (loss) to average net assets(B)	1.77%	2.09% (C)	1.89%	2.05%	2.54%
Portfolio turnover rate(F)	7%	68%	51%	34%	33%
(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the underlying funds in which the Portfolio invests.
(F)	Does not include portfolio activity of the underlying funds in which the Portfolio invests.

Transamerica JPMorgan Asset Allocation – Conservative VP (formerly, Transamerica Asset Allocation – Conservative VP)
	Service Class
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$10.07	$10.05	$10.94	$11.19	$10.59
Investment operations:
Net investment income (loss)(A)(B)	0.16	0.19 (C)	0.18	0.20	0.26
Net realized and unrealized gain (loss)	1.08	0.24	(0.41)	0.02	0.68
Total investment operations	1.24	0.43	(0.23)	0.22	0.94
Dividends and/or distributions to shareholders:
Net investment income	(0.20)	(0.18)	(0.22)	(0.28)	(0.32)
Net realized gains	(0.17)	(0.23)	(0.44)	(0.19)	(0.02)
Total dividends and/or distributions to shareholders	(0.37)	(0.41)	(0.66)	(0.47)	(0.34)
Net asset value, end of year	$10.94	$10.07	$10.05	$10.94	$11.19
Total return(D)	12.56%	4.30%	(2.14)%	1.95%	9.09%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,204,363	$1,161,725	$1,192,169	$1,263,360	$1,305,606
Expenses to average net assets(E)
Excluding waiver and/or reimbursement and recapture	0.40%	0.39%	0.39%	0.40%	0.40%
Including waiver and/or reimbursement and recapture	0.40%	0.38% (C)	0.39%	0.40%	0.40%
Net investment income (loss) to average net assets(B)	1.53%	1.86% (C)	1.69%	1.84%	2.35%
Portfolio turnover rate(F)	7%	68%	51%	34%	33%
(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the underlying funds in which the Portfolio invests.
(F)	Does not include portfolio activity of the underlying funds in which the Portfolio invests.

Transamerica JPMorgan Asset Allocation – Growth VP (formerly, Transamerica Asset Allocation – Growth VP)
	Initial Class
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$11.35	$10.93	$11.34	$11.30	$9.02
Investment operations:
Net investment income (loss)(A)(B)	0.24	0.17 (C)	0.21	0.17	0.26
Net realized and unrealized gain (loss)	2.51	0.49	(0.43)	0.14	2.14
Total investment operations	2.75	0.66	(0.22)	0.31	2.40
Dividends and/or distributions to shareholders:
Net investment income	(0.19)	(0.24)	(0.19)	(0.27)	(0.12)
Net realized gains	(0.28)	–	–	–	–
Total dividends and/or distributions to shareholders	(0.47)	(0.24)	(0.19)	(0.27)	(0.12)
Net asset value, end of year	$13.63	$11.35	$10.93	$11.34	$11.30
Total return(D)	24.63%	6.08%	(1.93)%	2.73%	26.81%
Ratio and supplemental data:
Net assets end of year (000’s)	$749,311	$641,284	$671,549	$830,809	$882,269
Expenses to average net assets(E)
Excluding waiver and/or reimbursement and recapture	0.15%	0.15%	0.14%	0.15%	0.15%
Including waiver and/or reimbursement and recapture	0.15% (F)	0.14% (C)	0.14%	0.15%	0.15%
Net investment income (loss) to average net assets(B)	1.94%	1.58% (C)	1.82%	1.48%	2.56%
Portfolio turnover rate(G)	8%	93%	51%	64%	20%
(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the underlying funds in which the Portfolio invests.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.
(G)	Does not include portfolio activity of the underlying funds in which the Portfolio invests.

Transamerica JPMorgan Asset Allocation – Growth VP (formerly, Transamerica Asset Allocation – Growth VP)
	Service Class
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$11.26	$10.84	$11.24	$11.21	$8.96
Investment operations:
Net investment income (loss)(A)(B)	0.21	0.14 (C)	0.19	0.14	0.23
Net realized and unrealized gain (loss)	2.49	0.49	(0.43)	0.13	2.12
Total investment operations	2.70	0.63	(0.24)	0.27	2.35
Dividends and/or distributions to shareholders:
Net investment income	(0.16)	(0.21)	(0.16)	(0.24)	(0.10)
Net realized gains	(0.28)	–	–	–	–
Total dividends and/or distributions to shareholders	(0.44)	(0.21)	(0.16)	(0.24)	(0.10)
Net asset value, end of year	$13.52	$11.26	$10.84	$11.24	$11.21
Total return(D)	24.37%	5.82%	(2.12)%	2.44%	26.39%
Ratio and supplemental data:
Net assets end of year (000’s)	$296,800	$249,614	$270,730	$300,247	$298,714
Expenses to average net assets(E)
Excluding waiver and/or reimbursement and recapture	0.40%	0.40%	0.39%	0.40%	0.40%
Including waiver and/or reimbursement and recapture	0.40% (F)	0.39% (C)	0.39%	0.40%	0.40%
Net investment income (loss) to average net assets(B)	1.69%	1.33% (C)	1.63%	1.26%	2.32%
Portfolio turnover rate(G)	8%	93%	51%	64%	20%
(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the underlying funds in which the Portfolio invests.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.
(G)	Does not include portfolio activity of the underlying funds in which the Portfolio invests.

Transamerica JPMorgan Asset Allocation – Moderate Growth VP (formerly, Transamerica Asset Allocation – Moderate Growth VP)
	Initial Class
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$11.82	$11.96	$12.74	$12.76	$10.94
Investment operations:
Net investment income (loss)(A)(B)	0.25	0.22 (C)	0.23	0.27	0.34
Net realized and unrealized gain (loss)	2.04	0.56	(0.51)	0.06	1.76
Total investment operations	2.29	0.78	(0.28)	0.33	2.10
Dividends and/or distributions to shareholders:
Net investment income	(0.23)	(0.25)	(0.29)	(0.35)	(0.28)
Net realized gains	(0.44)	(0.67)	(0.21)	–	–
Total dividends and/or distributions to shareholders	(0.67)	(0.92)	(0.50)	(0.35)	(0.28)
Net asset value, end of year	$13.44	$11.82	$11.96	$12.74	$12.76
Total return(D)	19.77%	6.55%	(2.23)%	2.57%	19.38%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,052,378	$957,703	$998,156	$1,240,441	$1,340,215
Expenses to average net assets(E)
Excluding waiver and/or reimbursement and recapture	0.14%	0.14%	0.14%	0.15%	0.14%
Including waiver and/or reimbursement and recapture	0.14% (F)	0.13% (C)	0.14%	0.15%	0.14%
Net investment income (loss) to average net assets(B)	1.93%	1.89% (C)	1.81%	2.09%	2.84%
Portfolio turnover rate(G)	4%	70%	26%	35%	27%
(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the underlying funds in which the Portfolio invests.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.
(G)	Does not include portfolio activity of the underlying funds in which the Portfolio invests.

Transamerica JPMorgan Asset Allocation – Moderate Growth VP (formerly, Transamerica Asset Allocation – Moderate Growth VP)
	Service Class
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$11.67	$11.82	$12.60	$12.61	$10.82
Investment operations:
Net investment income (loss)(A)(B)	0.21	0.19 (C)	0.20	0.23	0.31
Net realized and unrealized gain (loss)	2.02	0.55	(0.52)	0.08	1.73
Total investment operations	2.23	0.74	(0.32)	0.31	2.04
Dividends and/or distributions to shareholders:
Net investment income	(0.20)	(0.22)	(0.25)	(0.32)	(0.25)
Net realized gains	(0.44)	(0.67)	(0.21)	–	–
Total dividends and/or distributions to shareholders	(0.64)	(0.89)	(0.46)	(0.32)	(0.25)
Net asset value, end of year	$13.26	$11.67	$11.82	$12.60	$12.61
Total return(D)	19.49%	6.25%	(2.52)%	2.45%	19.04%
Ratio and supplemental data:
Net assets end of year (000’s)	$4,331,182	$3,799,618	$3,856,895	$4,124,411	$4,236,224
Expenses to average net assets(E)
Excluding waiver and/or reimbursement and recapture	0.39%	0.39%	0.39%	0.40%	0.39%
Including waiver and/or reimbursement and recapture	0.39% (F)	0.38% (C)	0.39%	0.40%	0.39%
Net investment income (loss) to average net assets(B)	1.69%	1.66% (C)	1.62%	1.86%	2.67%
Portfolio turnover rate(G)	4%	70%	26%	35%	27%
(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the underlying funds in which the Portfolio invests.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.
(G)	Does not include portfolio activity of the underlying funds in which the Portfolio invests.

Transamerica JPMorgan Asset Allocation – Moderate VP (formerly, Transamerica Asset Allocation – Moderate VP)
	Initial Class
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$11.30	$11.22	$12.17	$12.10	$10.93
Investment operations:
Net investment income (loss)(A)(B)	0.22	0.22 (C)	0.24	0.26	0.32
Net realized and unrealized gain (loss)	1.61	0.40	(0.52)	0.09	1.14
Total investment operations	1.83	0.62	(0.28)	0.35	1.46
Dividends and/or distributions to shareholders:
Net investment income	(0.23)	(0.25)	(0.25)	(0.28)	(0.29)
Net realized gains	(0.28)	(0.29)	(0.42)	–	–
Total dividends and/or distributions to shareholders	(0.51)	(0.54)	(0.67)	(0.28)	(0.29)
Net asset value, end of year	$12.62	$11.30	$11.22	$12.17	$12.10
Total return(D)	16.47%	5.56%	(2.23)%	2.77%	13.50%
Ratio and supplemental data:
Net assets end of year (000’s)	$634,841	$610,851	$642,102	$838,875	$917,763
Expenses to average net assets(E)
Excluding waiver and/or reimbursement and recapture	0.14%	0.14%	0.14%	0.14%	0.14%
Including waiver and/or reimbursement and recapture	0.14%	0.13% (C)	0.14%	0.14%	0.14%
Net investment income (loss) to average net assets(B)	1.84%	1.96% (C)	1.97%	2.10%	2.74%
Portfolio turnover rate(F)	3%	63%	33%	22%	25%
(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the underlying funds in which the Portfolio invests.
(F)	Does not include portfolio activity of the underlying funds in which the Portfolio invests.

Transamerica JPMorgan Asset Allocation – Moderate VP (formerly, Transamerica Asset Allocation – Moderate VP)
	Service Class
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$11.16	$11.09	$12.03	$11.97	$10.82
Investment operations:
Net investment income (loss)(A)(B)	0.19	0.19 (C)	0.21	0.24	0.31
Net realized and unrealized gain (loss)	1.58	0.39	(0.51)	0.07	1.10
Total investment operations	1.77	0.58	(0.30)	0.31	1.41
Dividends and/or distributions to shareholders:
Net investment income	(0.20)	(0.22)	(0.22)	(0.25)	(0.26)
Net realized gains	(0.28)	(0.29)	(0.42)	–	–
Total dividends and/or distributions to shareholders	(0.48)	(0.51)	(0.64)	(0.25)	(0.26)
Net asset value, end of year	$12.45	$11.16	$11.09	$12.03	$11.97
Total return(D)	16.12%	5.26%	(2.48)%	2.61%	13.23%
Ratio and supplemental data:
Net assets end of year (000’s)	$5,755,070	$5,365,006	$5,536,501	$5,880,534	$4,730,918
Expenses to average net assets(E)
Excluding waiver and/or reimbursement and recapture	0.39%	0.39%	0.39%	0.39%	0.39%
Including waiver and/or reimbursement and recapture	0.39%	0.38% (C)	0.39%	0.39%	0.39%
Net investment income (loss) to average net assets(B)	1.60%	1.72% (C)	1.79%	1.97%	2.69%
Portfolio turnover rate(F)	3%	63%	33%	22%	25%
(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the underlying funds in which the Portfolio invests.
(F)	Does not include portfolio activity of the underlying funds in which the Portfolio invests.

Transamerica JPMorgan Core Bond VP
	Initial Class
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$12.86	$12.83	$13.02	$12.62	$13.27
Investment operations:
Net investment income (loss)(A)	0.31	0.30 (B)	0.28	0.29	0.32
Net realized and unrealized gain (loss)	0.16	0.01 (C)	(0.20)	0.38	(0.57)
Total investment operations	0.47	0.31	0.08	0.67	(0.25)
Dividends and/or distributions to shareholders:
Net investment income	(0.39)	(0.28)	(0.27)	(0.27)	(0.40)
Net asset value, end of year	$12.94	$12.86	$12.83	$13.02	$12.62
Total return(D)	3.66%	2.39%	0.61%	5.33%	(1.84)%
Ratio and supplemental data:
Net assets end of year (000’s)	$352,261	$566,006	$472,685	$488,758	$335,836
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.52%	0.52%	0.55%	0.56%	0.57%
Including waiver and/or reimbursement and recapture	0.52% (E)	0.52% (B)	0.55%	0.56%	0.57%
Net investment income (loss) to average net assets	2.37%	2.24% (B)	2.11%	2.21%	2.50%
Portfolio turnover rate	26%	25%	19%	17%	23%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Portfolio shares and fluctuating market values during the period.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

	Service Class
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$13.69	$13.66	$13.86	$13.42	$14.10
Investment operations:
Net investment income (loss)(A)	0.29	0.28 (B)	0.26	0.27	0.31
Net realized and unrealized gain (loss)	0.18	0.01 (C)	(0.21)	0.41	(0.61)
Total investment operations	0.47	0.29	0.05	0.68	(0.30)
Dividends and/or distributions to shareholders:
Net investment income	(0.36)	(0.26)	(0.25)	(0.24)	(0.38)
Net asset value, end of year	$13.80	$13.69	$13.66	$13.86	$13.42
Total return(D)	3.42%	2.06%	0.33%	5.10%	(2.13)%
Ratio and supplemental data:
Net assets end of year (000’s)	$278,675	$259,165	$199,855	$162,347	$106,656
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.77%	0.77%	0.80%	0.81%	0.82%
Including waiver and/or reimbursement and recapture	0.77% (E)	0.76% (B)	0.80%	0.81%	0.82%
Net investment income (loss) to average net assets	2.13%	2.00% (B)	1.87%	1.97%	2.25%
Portfolio turnover rate	26%	25%	19%	17%	23%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Portfolio shares and fluctuating market values during the period.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

Transamerica JPMorgan Enhanced Index VP
	Initial Class
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$18.37	$16.93	$18.52	$17.59	$13.45
Investment operations:
Net investment income (loss)(A)	0.21	0.23 (B)	0.20	0.20	0.18
Net realized and unrealized gain (loss)	3.62	1.67	(0.28)	2.22	4.17
Total investment operations	3.83	1.90	(0.08)	2.42	4.35
Dividends and/or distributions to shareholders:
Net investment income	(0.11)	(0.07)	(0.18)	(0.15)	(0.10)
Net realized gains	(0.41)	(0.39)	(1.33)	(1.34)	(0.11)
Total dividends and/or distributions to shareholders	(0.52)	(0.46)	(1.51)	(1.49)	(0.21)
Net asset value, end of year	$21.68	$18.37	$16.93	$18.52	$17.59
Total return(C)	21.15%	11.35%	(0.07)%	14.19%	32.52%
Ratio and supplemental data:
Net assets end of year (000’s)	$2,286,100	$1,987,029	$320,441	$339,793	$259,656
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.69%	0.72%	0.81%	0.81%	0.83%
Including waiver and/or reimbursement and recapture	0.69%	0.72% (B)	0.81%	0.81%	0.83%
Net investment income (loss) to average net assets	1.05%	1.29% (B)	1.09%	1.10%	1.13%
Portfolio turnover rate	37%	49%	44%	50%	78%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

	Service Class
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$18.34	$16.90	$18.51	$17.59	$13.47
Investment operations:
Net investment income (loss)(A)	0.16	0.17 (B)	0.15	0.15	0.14
Net realized and unrealized gain (loss)	3.61	1.69	(0.28)	2.24	4.17
Total investment operations	3.77	1.86	(0.13)	2.39	4.31
Dividends and/or distributions to shareholders:
Net investment income	(0.08)	(0.03)	(0.15)	(0.13)	(0.08)
Net realized gains	(0.41)	(0.39)	(1.33)	(1.34)	(0.11)
Total dividends and/or distributions to shareholders	(0.49)	(0.42)	(1.48)	(1.47)	(0.19)
Net asset value, end of year	$21.62	$18.34	$16.90	$18.51	$17.59
Total return(C)	20.82%	11.12%	(0.35)%	13.97%	32.13%
Ratio and supplemental data:
Net assets end of year (000’s)	$80,270	$61,986	$47,187	$43,346	$26,732
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.94%	0.97%	1.06%	1.06%	1.08%
Including waiver and/or reimbursement and recapture	0.94%	0.97% (B)	1.06%	1.06%	1.08%
Net investment income (loss) to average net assets	0.80%	0.99% (B)	0.85%	0.85%	0.89%
Portfolio turnover rate	37%	49%	44%	50%	78%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Transamerica JPMorgan International Moderate Growth VP (formerly, Transamerica International Moderate Growth VP)
	Initial Class
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$9.29	$9.37	$9.72	$9.99	$9.05
Investment operations:
Net investment income (loss)(A)(B)	0.25	0.18 (C)	0.19	0.21	0.24
Net realized and unrealized gain (loss)	1.76	(0.06)	(0.35)	(0.25)	0.90
Total investment operations	2.01	0.12	(0.16)	(0.04)	1.14
Dividends and/or distributions to shareholders:
Net investment income	(0.19)	(0.20)	(0.19)	(0.23)	(0.20)
Net asset value, end of year	$11.11	$9.29	$9.37	$9.72	$9.99
Total return(D)	21.78%	1.22%	(1.64)%	(0.47)%	12.72%
Ratio and supplemental data:
Net assets end of year (000’s)	$18,001	$15,583	$16,608	$18,122	$19,345
Expenses to average net assets(E)
Excluding waiver and/or reimbursement and recapture	0.16%	0.15%	0.15%	0.15%	0.15%
Including waiver and/or reimbursement and recapture	0.16% (F)	0.14% (C)	0.15%	0.15%	0.15%
Net investment income (loss) to average net assets(B)	2.43%	1.99% (C)	1.90%	2.10%	2.53%
Portfolio turnover rate(G)	4%	68%	43%	32%	16%
(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the underlying funds in which the Portfolio invests.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.
(G)	Does not include portfolio activity of the underlying funds in which the Portfolio invests.

Transamerica JPMorgan International Moderate Growth VP (formerly, Transamerica International Moderate Growth VP)
	Service Class
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$9.21	$9.28	$9.63	$9.91	$8.98
Investment operations:
Net investment income (loss)(A)(B)	0.23	0.16 (C)	0.17	0.19	0.23
Net realized and unrealized gain (loss)	1.74	(0.06)	(0.35)	(0.26)	0.88
Total investment operations	1.97	0.10	(0.18)	(0.07)	1.11
Dividends and/or distributions to shareholders:
Net investment income	(0.17)	(0.17)	(0.17)	(0.21)	(0.18)
Net asset value, end of year	$11.01	$9.21	$9.28	$9.63	$9.91
Total return(D)	21.47%	1.08%	(1.89)%	(0.79)%	12.46%
Ratio and supplemental data:
Net assets end of year (000’s)	$743,218	$623,067	$676,401	$638,980	$618,794
Expenses to average net assets(E)
Excluding waiver and/or reimbursement and recapture	0.41%	0.40%	0.40%	0.40%	0.40%
Including waiver and/or reimbursement and recapture	0.41% (F)	0.39% (C)	0.40%	0.40%	0.40%
Net investment income (loss) to average net assets(B)	2.24%	1.72% (C)	1.72%	1.91%	2.44%
Portfolio turnover rate(G)	4%	68%	43%	32%	16%
(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the underlying funds in which the Portfolio invests.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.
(G)	Does not include portfolio activity of the underlying funds in which the Portfolio invests.

Transamerica JPMorgan Mid Cap Value VP
	Initial Class
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$19.40	$20.41	$22.68	$21.02	$16.21
Investment operations:
Net investment income (loss)(A)	0.15	0.16 (B)	0.18	0.22	0.17
Net realized and unrealized gain (loss)	2.07	2.66	(0.79)	2.90	4.95
Total investment operations	2.22	2.82	(0.61)	3.12	5.12
Dividends and/or distributions to shareholders:
Net investment income	(0.16)	(0.45)	(0.20)	(0.16)	(0.09)
Net realized gains	(4.58)	(3.38)	(1.46)	(1.30)	(0.22)
Total dividends and/or distributions to shareholders	(4.74)	(3.83)	(1.66)	(1.46)	(0.31)
Net asset value, end of year	$16.88	$19.40	$20.41	$22.68	$21.02
Total return(C)	13.47%	14.59%	(2.74)%	15.29%	31.81%
Ratio and supplemental data:
Net assets end of year (000’s)	$271,777	$257,643	$897,002	$994,918	$906,706
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.87%	0.88%	0.86%	0.86%	0.86%
Including waiver and/or reimbursement and recapture	0.87% (D)	0.86% (B)	0.86%	0.86%	0.86%
Net investment income (loss) to average net assets	0.79%	0.79% (B)	0.81%	1.00%	0.89%
Portfolio turnover rate	15%	26%	17%	24%	29%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.

	Service Class
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$19.16	$20.21	$22.48	$20.87	$16.12
Investment operations:
Net investment income (loss)(A)	0.10	0.12 (B)	0.12	0.17	0.12
Net realized and unrealized gain (loss)	2.04	2.61	(0.77)	2.87	4.92
Total investment operations	2.14	2.73	(0.65)	3.04	5.04
Dividends and/or distributions to shareholders:
Net investment income	(0.12)	(0.40)	(0.16)	(0.13)	(0.07)
Net realized gains	(4.58)	(3.38)	(1.46)	(1.30)	(0.22)
Total dividends and/or distributions to shareholders	(4.70)	(3.78)	(1.62)	(1.43)	(0.29)
Net asset value, end of year	$16.60	$19.16	$20.21	$22.48	$20.87
Total return(C)	13.19%	14.28%	(2.94)%	14.99%	31.47%
Ratio and supplemental data:
Net assets end of year (000’s)	$257,734	$225,420	$178,501	$172,889	$103,938
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.12%	1.12%	1.11%	1.11%	1.11%
Including waiver and/or reimbursement and recapture	1.12% (D)	1.11% (B)	1.11%	1.11%	1.11%
Net investment income (loss) to average net assets	0.54%	0.62% (B)	0.56%	0.78%	0.65%
Portfolio turnover rate	15%	26%	17%	24%	29%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.

Transamerica JPMorgan Tactical Allocation VP
	Initial Class
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$14.21	$13.79	$14.00	$13.28	$12.73
Investment operations:
Net investment income (loss)(A)(B)	0.28	0.26 (C)	0.22	0.22	0.18
Net realized and unrealized gain (loss)	0.95	0.36	(0.24)	0.65	0.52
Total investment operations	1.23	0.62	(0.02)	0.87	0.70
Dividends and/or distributions to shareholders:
Net investment income	(0.28)	(0.20)	(0.19)	(0.15)	(0.15)
Net asset value, end of year	$15.16	$14.21	$13.79	$14.00	$13.28
Total return(D)	8.75%	4.46%	(0.18)%	6.53%	5.51%
Ratio and supplemental data:
Net assets end of year (000’s)	$88,873	$90,344	$99,871	$113,964	$113,899
Expenses to average net assets(E)
Excluding waiver and/or reimbursement and recapture	0.77%	0.77%	0.79%	0.80%	0.81%
Including waiver and/or reimbursement and recapture	0.77% (F)	0.77% (C)	0.79%	0.80%	0.81%
Net investment income (loss) to average net assets(B)	1.93%	1.83% (C)	1.58%	1.62%	1.39%
Portfolio turnover rate(G)	48%	36%	39%	26%	39%
(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.
(G)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

	Service Class
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$14.88	$14.44	$14.66	$13.92	$13.35
Investment operations:
Net investment income (loss)(A)(B)	0.26	0.24 (C)	0.20	0.20	0.16
Net realized and unrealized gain (loss)	1.00	0.37	(0.26)	0.67	0.54
Total investment operations	1.26	0.61	(0.06)	0.87	0.70
Dividends and/or distributions to shareholders:
Net investment income	(0.25)	(0.17)	(0.16)	(0.13)	(0.13)
Net asset value, end of year	$15.89	$14.88	$14.44	$14.66	$13.92
Total return(D)	8.51%	4.19%	(0.40)%	6.28%	5.29%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,382,464	$1,343,855	$1,174,494	$884,398	$585,578
Expenses to average net assets(E)
Excluding waiver and/or reimbursement and recapture	1.02%	1.02%	1.04%	1.05%	1.06%
Including waiver and/or reimbursement and recapture	1.02% (F)	1.01% (C)	1.04%	1.05%	1.06%
Net investment income (loss) to average net assets(B)	1.68%	1.59% (C)	1.34%	1.39%	1.17%
Portfolio turnover rate(G)	48%	36%	39%	26%	39%
(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.
(G)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

Transamerica Legg Mason Dynamic Allocation – Balanced VP
	Service Class
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$11.20	$11.64	$11.99	$11.12	$10.19
Investment operations:
Net investment income (loss)(A)(B)	0.15	0.12 (C)	0.17	0.19	0.19
Net realized and unrealized gain (loss)	1.02	(0.18)	(0.42)	0.75	0.76
Total investment operations	1.17	(0.06)	(0.25)	0.94	0.95
Dividends and/or distributions to shareholders:
Net investment income	(0.14)	(0.13)	(0.10)	(0.07)	(0.02)
Net realized gains	–	(0.25)	–	–	(0.00) (D)
Total dividends and/or distributions to shareholders	(0.14)	(0.38)	(0.10)	(0.07)	(0.02)
Net asset value, end of year	$12.23	$11.20	$11.64	$11.99	$11.12
Total return(E)	10.47%	(0.67)%	(2.08)%	8.48%	9.37%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,229,743	$1,272,983	$1,220,431	$798,077	$393,489
Expenses to average net assets(F)
Excluding waiver and/or reimbursement and recapture	0.86%	0.86%	0.87%	0.88%	0.90%
Including waiver and/or reimbursement and recapture	0.86%	0.86% (C)	0.87%	0.88%	0.90%
Net investment income (loss) to average net assets(B)	1.32%	1.07% (C)	1.38%	1.65%	1.74%
Portfolio turnover rate(G)	10%	103%	57%	13%	2%
(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(G)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

Transamerica Legg Mason Dynamic Allocation – Growth VP
	Service Class
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$11.68	$12.14	$12.59	$11.70	$10.14
Investment operations:
Net investment income (loss)(A)(B)	0.15	0.11 (C)	0.15	0.18	0.18
Net realized and unrealized gain (loss)	1.38	(0.23)	(0.52)	0.78	1.40
Total investment operations	1.53	(0.12)	(0.37)	0.96	1.58
Dividends and/or distributions to shareholders:
Net investment income	(0.12)	(0.12)	(0.08)	(0.07)	(0.02)
Net realized gains	–	(0.22)	–	–	(0.00) (D)
Total dividends and/or distributions to shareholders	(0.12)	(0.34)	(0.08)	(0.07)	(0.02)
Net asset value, end of year	$13.09	$11.68	$12.14	$12.59	$11.70
Total return(E)	13.21%	(0.99)%	(2.95)%	8.18%	15.61%
Ratio and supplemental data:
Net assets end of year (000’s)	$563,131	$576,726	$595,643	$339,385	$164,650
Expenses to average net assets(F)
Excluding waiver and/or reimbursement and recapture	0.89%	0.89%	0.89%	0.92%	0.94%
Including waiver and/or reimbursement and recapture	0.89%	0.89% (C)	0.89%	0.92%	0.96%
Net investment income (loss) to average net assets(A)	1.17%	0.90% (C)	1.24%	1.48%	1.62%
Portfolio turnover rate(G)	9%	182%	80%	9%	3%
(A)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(G)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

Transamerica Levin Large Cap Value VP
Service Class
December 31, 2017(A)
Net asset value, beginning of period	$10.00
Investment operations:
Net investment income (loss)(B)	0.02
Net realized and unrealized gain (loss)	0.19
Total investment operations	0.21
Net asset value, end of period	$10.21
Total return(C)	2.10% (D)
Ratio and supplemental data:
Net assets end of period (000’s)	$1,021
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	15.95% (E)
Including waiver and/or reimbursement and recapture	1.20% (E)
Net investment income (loss) to average net assets	0.77% (E)
Portfolio turnover rate	53% (D)
(A)	Commenced operations on September 29, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Not annualized.
(E)	Annualized.

Transamerica Madison Balanced Allocation VP
	Service Class
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$10.61	$10.49	$11.56	$11.53	$10.45
Investment operations:
Net investment income (loss)(A)(B)	0.21	0.19 (C)	0.22	0.26	0.14
Net realized and unrealized gain (loss)	0.99	0.37	(0.31)	0.40	1.22
Total investment operations	1.20	0.56	(0.09)	0.66	1.36
Dividends and/or distributions to shareholders:
Net investment income	(0.20)	(0.20)	(0.21)	(0.08)	(0.11)
Net realized gains	–	(0.24)	(0.77)	(0.55)	(0.17)
Total dividends and/or distributions to shareholders	(0.20)	(0.44)	(0.98)	(0.63)	(0.28)
Net asset value, end of year	$11.61	$10.61	$10.49	$11.56	$11.53
Total return(D)	11.41%	5.25%	(0.73)%	5.74%	13.24%
Ratio and supplemental data:
Net assets end of year (000’s)	$111,705	$105,056	$98,558	$94,841	$64,558
Expenses to average net assets(E)
Excluding waiver and/or reimbursement and recapture	0.48%	0.47%	0.47%	0.49%	0.52%
Including waiver and/or reimbursement and recapture	0.48%	0.47% (C)	0.47%	0.49%	0.58%
Net investment income (loss) to average net assets(B)	1.89%	1.82% (C)	1.94%	2.19%	1.28%
Portfolio turnover rate(F)	57%	63%	60%	131%	139%
(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

Transamerica Madison Conservative Allocation VP
	Service Class
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$10.34	$10.21	$10.94	$11.04	$10.55
Investment operations:
Net investment income (loss)(A)(B)	0.20	0.19 (C)	0.22	0.20	0.20
Net realized and unrealized gain (loss)	0.64	0.23	(0.29)	0.32	0.50
Total investment operations	0.84	0.42	(0.07)	0.52	0.70
Dividends and/or distributions to shareholders:
Net investment income	(0.21)	(0.21)	(0.19)	(0.15)	(0.12)
Net realized gains	–	(0.08)	(0.47)	(0.47)	(0.09)
Total dividends and/or distributions to shareholders	(0.21)	(0.29)	(0.66)	(0.62)	(0.21)
Net asset value, end of year	$10.97	$10.34	$10.21	$10.94	$11.04
Total return(D)	8.22%	4.09%	(0.66)%	4.76%	6.76%
Ratio and supplemental data:
Net assets end of year (000’s)	$70,929	$72,999	$74,096	$74,680	$64,090
Expenses to average net assets(E)
Excluding waiver and/or reimbursement and recapture	0.48%	0.48%	0.48%	0.49%	0.51%
Including waiver and/or reimbursement and recapture	0.48%	0.48% (C)	0.48%	0.49%	0.56%
Net investment income (loss) to average net assets(B)	1.91%	1.79% (C)	2.06%	1.84%	1.87%
Portfolio turnover rate(F)	48%	69%	68%	128%	141%
(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

Transamerica Madison Diversified Income VP
	Service Class
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$12.43	$11.86	$12.20	$11.74	$10.79
Investment operations:
Net investment income (loss)(A)	0.20	0.20 (B)	0.16	0.13	0.11
Net realized and unrealized gain (loss)	0.96	0.61	(0.15)	0.55	0.88
Total investment operations	1.16	0.81	0.01	0.68	0.99
Dividends and/or distributions to shareholders:
Net investment income	(0.21)	(0.16)	(0.12)	(0.08)	(0.04)
Net realized gains	(0.30)	(0.08)	(0.23)	(0.14)	(0.00) (C)
Total dividends and/or distributions to shareholders	(0.51)	(0.24)	(0.35)	(0.22)	(0.04)
Net asset value, end of year	$13.08	$12.43	$11.86	$12.20	$11.74
Total return(D)	9.52%	6.84%	0.15%	5.81%	9.22%
Ratio and supplemental data:
Net assets end of year (000’s)	$131,510	$115,986	$109,733	$105,561	$86,054
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.07%	1.09%	1.09%	1.09%	1.11%
Including waiver and/or reimbursement and recapture	1.07%	1.08% (B)	1.09%	1.09%	1.11%
Net investment income (loss) to average net assets	1.56%	1.60% (B)	1.33%	1.12%	0.94%
Portfolio turnover rate	25%	29%	18%	19%	12%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Transamerica Managed Risk – Balanced ETF VP
	Initial Class
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$11.25	$11.11	$11.92	$11.82	$10.85
Investment operations:
Net investment income (loss)(A)(B)	0.23	0.23 (C)	0.23	0.24	0.20
Net realized and unrealized gain (loss)	1.30	0.21	(0.41)	0.32	1.06
Total investment operations	1.53	0.44	(0.18)	0.56	1.26
Dividends and/or distributions to shareholders:
Net investment income	(0.23)	(0.21)	(0.17)	(0.12)	(0.14)
Net realized gains	–	(0.09)	(0.46)	(0.34)	(0.15)
Total dividends and/or distributions to shareholders	(0.23)	(0.30)	(0.63)	(0.46)	(0.29)
Net asset value, end of year	$12.55	$11.25	$11.11	$11.92	$11.82
Total return(D)	13.72%	3.94%	(1.50)%	4.81%	11.76%
Ratio and supplemental data:
Net assets end of year (000’s)	$3,235	$2,571	$2,311	$2,449	$2,818
Expenses to average net assets(E)
Excluding waiver and/or reimbursement and recapture	0.32%	0.32%	0.33%	0.33%	0.34%
Including waiver and/or reimbursement and recapture	0.32%	0.32% (C)	0.33%	0.33%	0.34%
Net investment income (loss) to average net assets(B)	1.94%	2.04% (C)	1.95%	2.00%	1.73%
Portfolio turnover rate(F)	25%	65%	74%	164%	88%
(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

Transamerica Managed Risk – Balanced ETF VP
	Service Class
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$11.11	$10.97	$11.79	$11.71	$10.77
Investment operations:
Net investment income (loss)(A)(B)	0.20	0.19 (C)	0.20	0.23	0.20
Net realized and unrealized gain (loss)	1.28	0.22	(0.41)	0.30	1.01
Total investment operations	1.48	0.41	(0.21)	0.53	1.21
Dividends and/or distributions to shareholders:
Net investment income	(0.20)	(0.18)	(0.15)	(0.11)	(0.12)
Net realized gains	–	(0.09)	(0.46)	(0.34)	(0.15)
Total dividends and/or distributions to shareholders	(0.20)	(0.27)	(0.61)	(0.45)	(0.27)
Net asset value, end of year	$12.39	$11.11	$10.97	$11.79	$11.71
Total return(D)	13.44%	3.75%	(1.77)%	4.55%	11.43%
Ratio and supplemental data:
Net assets end of year (000’s)	$6,530,639	$6,121,782	$5,940,322	$4,878,563	$2,882,837
Expenses to average net assets(E)
Excluding waiver and/or reimbursement and recapture	0.57%	0.57%	0.58%	0.58%	0.59%
Including waiver and/or reimbursement and recapture	0.57%	0.57% (C)	0.58%	0.58%	0.59%
Net investment income (loss) to average net assets(B)	1.67%	1.76% (C)	1.77%	1.94%	1.75%
Portfolio turnover rate(F)	25%	65%	74%	164%	88%
(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

Transamerica Managed Risk – Conservative ETF VP
	Initial Class
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$11.80	$11.61	$12.41	$12.30	$11.76
Investment operations:
Net investment income (loss)(A)(B)	0.25	0.24 (C)	0.24	0.26	0.23
Net realized and unrealized gain (loss)	1.07	0.28	(0.29)	0.41	0.65
Total investment operations	1.32	0.52	(0.05)	0.67	0.88
Dividends and/or distributions to shareholders:
Net investment income	(0.26)	(0.22)	(0.21)	(0.18)	(0.17)
Net realized gains	–	(0.11)	(0.54)	(0.38)	(0.17)
Total dividends and/or distributions to shareholders	(0.26)	(0.33)	(0.75)	(0.56)	(0.34)
Net asset value, end of year	$12.86	$11.80	$11.61	$12.41	$12.30
Total return(D)	11.30%	4.36%	(0.40)%	5.48%	7.67%
Ratio and supplemental data:
Net assets end of year (000’s)	$14	$12	$12	$12	$11
Expenses to average net assets(E)
Excluding waiver and/or reimbursement and recapture	0.33%	0.32%	0.34%	0.35%	0.35%
Including waiver and/or reimbursement and recapture	0.33%	0.32% (C)	0.34%	0.35%	0.35%
Net investment income (loss) to average net assets(B)	1.97%	2.06% (C)	1.98%	2.08%	1.88%
Portfolio turnover rate(F)	28%	21%	38%	96%	86%
(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

Transamerica Managed Risk – Conservative ETF VP
	Service Class
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$11.69	$11.51	$12.32	$12.22	$11.69
Investment operations:
Net investment income (loss)(A)(B)	0.21	0.21 (C)	0.21	0.23	0.20
Net realized and unrealized gain (loss)	1.07	0.27	(0.30)	0.41	0.65
Total investment operations	1.28	0.48	(0.09)	0.64	0.85
Dividends and/or distributions to shareholders:
Net investment income	(0.23)	(0.19)	(0.18)	(0.16)	(0.15)
Net realized gains	–	(0.11)	(0.54)	(0.38)	(0.17)
Total dividends and/or distributions to shareholders	(0.23)	(0.30)	(0.72)	(0.54)	(0.32)
Net asset value, end of year	$12.74	$11.69	$11.51	$12.32	$12.22
Total return(D)	11.03%	4.08%	(0.69)%	5.24%	7.47%
Ratio and supplemental data:
Net assets end of year (000’s)	$866,415	$870,368	$823,777	$755,641	$573,898
Expenses to average net assets(E)
Excluding waiver and/or reimbursement and recapture	0.58%	0.57%	0.59%	0.59%	0.60%
Including waiver and/or reimbursement and recapture	0.58%	0.57% (C)	0.59%	0.59%	0.60%
Net investment income (loss) to average net assets(B)	1.70%	1.80% (C)	1.74%	1.89%	1.66%
Portfolio turnover rate(F)	28%	21%	38%	96%	86%
(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

Transamerica Managed Risk – Growth ETF VP
	Initial Class
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$9.70	$9.41	$10.84	$11.14	$9.67
Investment operations:
Net investment income (loss)(A)(B)	0.19	0.17 (C)	0.16	0.23	0.20
Net realized and unrealized gain (loss)	1.61	0.30	(0.51)	0.24	1.62
Total investment operations	1.80	0.47	(0.35)	0.47	1.82
Dividends and/or distributions to shareholders:
Net investment income	(0.19)	(0.18)	(0.18)	(0.13)	(0.14)
Net realized gains	–	–	(0.90)	(0.64)	(0.21)
Total dividends and/or distributions to shareholders	(0.19)	(0.18)	(1.08)	(0.77)	(0.35)
Net asset value, end of year	$11.31	$9.70	$9.41	$10.84	$11.14
Total return(D)	18.78%	4.97%	(3.17)%	4.17%	19.09%
Ratio and supplemental data:
Net assets end of year (000’s)	$4,308	$4,282	$5,674	$13,263	$9,510
Expenses to average net assets(E)
Excluding waiver and/or reimbursement and recapture	0.32%	0.32%	0.33%	0.33%	0.34%
Including waiver and/or reimbursement and recapture	0.32%	0.31% (C)	0.33%	0.33%	0.34%
Net investment income (loss) to average net assets(B)	1.80%	1.83% (C)	1.50%	2.03%	1.92%
Portfolio turnover rate(F)	36%	126%	178%	304%	98%
(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

Transamerica Managed Risk – Growth ETF VP
	Service Class
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$9.55	$9.27	$10.71	$11.02	$9.58
Investment operations:
Net investment income (loss)(A)(B)	0.16	0.15 (C)	0.16	0.20	0.18
Net realized and unrealized gain (loss)	1.59	0.28	(0.54)	0.24	1.60
Total investment operations	1.75	0.43	(0.38)	0.44	1.78
Dividends and/or distributions to shareholders:
Net investment income	(0.17)	(0.15)	(0.16)	(0.11)	(0.13)
Net realized gains	–	–	(0.90)	(0.64)	(0.21)
Total dividends and/or distributions to shareholders	(0.17)	(0.15)	(1.06)	(0.75)	(0.34)
Net asset value, end of year	$11.13	$9.55	$9.27	$10.71	$11.02
Total return(D)	18.47%	4.67%	(3.51)%	3.97%	18.78%
Ratio and supplemental data:
Net assets end of year (000’s)	$3,354,042	$3,066,627	$3,181,172	$3,197,822	$2,216,941
Expenses to average net assets(E)
Excluding waiver and/or reimbursement and recapture	0.57%	0.57%	0.58%	0.58%	0.59%
Including waiver and/or reimbursement and recapture	0.57%	0.56% (C)	0.58%	0.58%	0.59%
Net investment income (loss) to average net assets(B)	1.56%	1.66% (C)	1.54%	1.80%	1.69%
Portfolio turnover rate(F)	36%	126%	178%	304%	98%
(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

Transamerica Market Participation Strategy VP
	Service Class
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$11.59	$11.30	$12.12	$11.36	$9.94
Investment operations:
Net investment income (loss)(A)	0.04	0.03 (B)	0.02	(0.02)	(0.06)
Net realized and unrealized gain (loss)	1.21	0.44	(0.42)	0.93	1.48
Total investment operations	1.25	0.47	(0.40)	0.91	1.42
Dividends and/or distributions to shareholders:
Net investment income	(0.04)	(0.02)	–	–	–
Net realized gains	–	(0.16)	(0.42)	(0.15)	(0.00) (C)
Total dividends and/or distributions to shareholders	(0.04)	(0.18)	(0.42)	(0.15)	(0.00) (C)
Net asset value, end of year	$12.80	$11.59	$11.30	$12.12	$11.36
Total return(D)	10.79%	4.16%	(3.24)%	8.04%	14.30%
Ratio and supplemental data:
Net assets end of year (000’s)	$469,194	$487,599	$484,386	$446,553	$184,573
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.97%	0.96%	0.96%	0.97%	1.03%
Including waiver and/or reimbursement and recapture	0.97%	0.96% (B)	0.96%	0.97%	1.06%
Net investment income (loss) to average net assets	0.35%	0.29% (B)	0.16%	(0.18)%	(0.52)%
Portfolio turnover rate	99%	36%	18%	16%	13%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Transamerica Morgan Stanley Capital Growth VP
	Initial Class
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$13.45	$16.03	$15.68	$15.13	$10.32
Investment operations:
Net investment income (loss)(A)	(0.09)	(0.04) (B)	(0.06)	(0.04)	(0.01)
Net realized and unrealized gain (loss)	5.84	(0.20)	1.80	0.95	4.96
Total investment operations	5.75	(0.24)	1.74	0.91	4.95
Dividends and/or distributions to shareholders:
Net investment income	–	–	–	–	(0.08)
Net realized gains	(1.14)	(2.34)	(1.39)	(0.36)	(0.06)
Total dividends and/or distributions to shareholders	(1.14)	(2.34)	(1.39)	(0.36)	(0.14)
Net asset value, end of year	$18.06	$13.45	$16.03	$15.68	$15.13
Total return(C)	43.59%	(2.26)%	11.79%	6.00%	48.25%
Ratio and supplemental data:
Net assets end of year (000’s)	$239,786	$170,984	$200,273	$204,432	$208,314
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.87%	0.88%	0.87%	0.88%	0.88%
Including waiver and/or reimbursement and recapture	0.87%	0.87% (B)	0.87%	0.88%	0.90%
Net investment income (loss) to average net assets	(0.54)%	(0.24)% (B)	(0.39)%	(0.27)%	(0.05)%
Portfolio turnover rate	61%	39%	31%	29%	30%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

	Service Class
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$13.18	$15.79	$15.51	$15.00	$10.24
Investment operations:
Net investment income (loss)(A)	(0.13)	(0.07) (B)	(0.11)	(0.08)	(0.04)
Net realized and unrealized gain (loss)	5.72	(0.20)	1.78	0.95	4.92
Total investment operations	5.59	(0.27)	1.67	0.87	4.88
Dividends and/or distributions to shareholders:
Net investment income	–	–	–	–	(0.06)
Net realized gains	(1.14)	(2.34)	(1.39)	(0.36)	(0.06)
Total dividends and/or distributions to shareholders	(1.14)	(2.34)	(1.39)	(0.36)	(0.12)
Net asset value, end of year	$17.63	$13.18	$15.79	$15.51	$15.00
Total return(C)	43.26%	(2.50)%	11.45%	5.79%	47.89%
Ratio and supplemental data:
Net assets end of year (000’s)	$103,535	$60,753	$60,939	$40,691	$36,515
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.12%	1.13%	1.12%	1.13%	1.13%
Including waiver and/or reimbursement and recapture	1.12%	1.12% (B)	1.12%	1.13%	1.15%
Net investment income (loss) to average net assets	(0.79)%	(0.50)% (B)	(0.66)%	(0.52)%	(0.34)%
Portfolio turnover rate	61%	39%	31%	29%	30%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Transamerica Multi-Managed Balanced VP
	Initial Class
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$13.56	$13.11	$13.97	$13.57	$12.08
Investment operations:
Net investment income (loss)(A)	0.20	0.19 (B)	0.19	0.20 (C)	0.19 (C)
Net realized and unrealized gain (loss)	1.69	0.83	(0.18)	1.24	1.94
Total investment operations	1.89	1.02	0.01	1.44	2.13
Dividends and/or distributions to shareholders:
Net investment income	(0.12)	(0.13)	(0.19)	(0.20)	(0.21)
Net realized gains	(0.16)	(0.44)	(0.68)	(0.84)	(0.43)
Total dividends and/or distributions to shareholders	(0.28)	(0.57)	(0.87)	(1.04)	(0.64)
Net asset value, end of year	$15.17	$13.56	$13.11	$13.97	$13.57
Total return(D)	14.14%	7.87%	0.21%	10.81%	18.09%
Ratio and supplemental data:
Net assets end of year (000’s)	$344,156	$319,369	$315,342	$347,751	$326,997
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.66%	0.70%	0.73%	0.77% (E)	0.82% (E)
Including waiver and/or reimbursement and recapture	0.66%	0.69% (B)	0.73%	0.77% (E)	0.82% (E)
Net investment income (loss) to average net assets	1.42%	1.45% (B)	1.40%	1.46% (C)	1.44% (C)
Portfolio turnover rate	39%	35%	46%	86% (F)	122% (F)
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

Transamerica Multi-Managed Balanced VP
	Service Class
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$13.31	$12.89	$13.76	$13.39	$11.94
Investment operations:
Net investment income (loss)(A)	0.17	0.16 (B)	0.16	0.16 (C)	0.15 (C)
Net realized and unrealized gain (loss)	1.65	0.81	(0.18)	1.22	1.92
Total investment operations	1.82	0.97	(0.02)	1.38	2.07
Dividends and/or distributions to shareholders:
Net investment income	(0.11)	(0.11)	(0.17)	(0.17)	(0.19)
Net realized gains	(0.16)	(0.44)	(0.68)	(0.84)	(0.43)
Total dividends and/or distributions to shareholders	(0.27)	(0.55)	(0.85)	(1.01)	(0.62)
Net asset value, end of year	$14.86	$13.31	$12.89	$13.76	$13.39
Total return(D)	13.82%	7.64%	(0.06)%	10.50%	17.75%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,473,823	$1,041,215	$411,509	$330,408	$251,673
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.91%	0.95%	0.98%	1.02% (E)	1.07% (E)
Including waiver and/or reimbursement and recapture	0.91%	0.94% (B)	0.98%	1.02% (E)	1.07% (E)
Net investment income (loss) to average net assets	1.17%	1.20% (B)	1.16%	1.21% (C)	1.19% (C)
Portfolio turnover rate	39%	35%	46%	86% (F)	122% (F)
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

Transamerica Multi-Manager Alternative Strategies VP
	Initial Class
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013(A)
Net asset value, beginning of period/year	$9.49	$9.48	$10.16	$10.00	$10.00
Investment operations:
Net investment income (loss)(B)(C)	0.10	0.16	0.30	0.07	(0.01)
Net realized and unrealized gain (loss)	0.44	0.13	(0.86)	0.20	0.01
Total investment operations	0.54	0.29	(0.56)	0.27	0.00
Dividends and/or distributions to shareholders:
Net investment income	(0.15)	(0.28)	(0.04)	(0.05)	–
Net realized gains	–	–	(0.08)	(0.06)	–
Total dividends and/or distributions to shareholders	(0.15)	(0.28)	(0.12)	(0.11)	–
Net asset value, end of period/year	$9.88	$9.49	$9.48	$10.16	$10.00
Total return(D)	5.75%	3.06%	(5.60)%	2.68%	0.00% (E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$0 (F)	$0 (F)	$0 (F)	$0 (F)	$0 (F)
Expenses to average net assets(G)
Excluding waiver and/or reimbursement and recapture	0.10%	0.00% (H)	0.00% (H)	8.62%	92.15% (I)
Including waiver and/or reimbursement and recapture	0.10%	0.00% (H)	0.00% (H)	0.55%	0.60% (I)
Net investment income (loss) to average net assets(C)	1.07%	1.72%	2.96%	0.69%	(0.60)% (I)
Portfolio turnover rate(J)	78%	75%	88%	74%	8% (E)
(A)	Commenced operations on October 31, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Rounds to less than $1,000.
(G)	Does not include expenses of the underlying funds in which the Portfolio invests.
(H)	Rounds to less than 0.01% or (0.01)%.
(I)	Annualized.
(J)	Does not include portfolio activity of the underlying funds in which the Portfolio invests.

Transamerica Multi-Manager Alternative Strategies VP
	Service Class
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013(A)
Net asset value, beginning of period/year	$9.69	$9.75	$10.44	$10.25	$10.00
Investment operations:
Net investment income (loss)(B)(C)	0.13	0.11 (D)	0.30	0.17	0.04
Net realized and unrealized gain (loss)	0.33	0.09	(0.88)	0.13	0.21
Total investment operations	0.46	0.20	(0.58)	0.30	0.25
Dividends and/or distributions to shareholders:
Net investment income	(0.13)	(0.26)	(0.03)	(0.05)	–
Net realized gains	–	–	(0.08)	(0.06)	–
Total dividends and/or distributions to shareholders	(0.13)	(0.26)	(0.11)	(0.11)	–
Net asset value, end of period/year	$10.02	$9.69	$9.75	$10.44	$10.25
Total return(E)	4.76%	2.01%	(5.61)%	2.95%	2.50% (F)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$2,110	$1,941	$2,022	$1,191	$170
Expenses to average net assets(G)
Excluding waiver and/or reimbursement and recapture	1.66%	1.37%	1.44%	8.88%	91.84% (H)
Including waiver and/or reimbursement and recapture	0.80%	0.76% (D)	0.80%	0.80%	0.80% (H)
Net investment income (loss) to average net assets(C)	1.28%	1.07% (D)	2.94%	1.63%	2.59% (H)
Portfolio turnover rate(I)	78%	75%	88%	74%	8% (F)
(A)	Commenced operations on October 31, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.04% higher and 0.04% lower, respectively, had the custodian not reimbursed the Portfolio.
(E)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(F)	Not annualized.
(G)	Does not include expenses of the underlying funds in which the Portfolio invests.
(H)	Annualized.
(I)	Does not include portfolio activity of the underlying funds in which the Portfolio invests.

Transamerica PIMCO Tactical – Balanced VP
	Initial Class
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$11.91	$11.33	$12.00	$11.59	$10.40
Investment operations:
Net investment income (loss)(A)	0.16	0.10 (B)	0.04	0.02	0.01
Net realized and unrealized gain (loss)	1.28	0.54	(0.31)	0.90	1.25
Total investment operations	1.44	0.64	(0.27)	0.92	1.26
Dividends and/or distributions to shareholders:
Net investment income	(0.07)	(0.06)	–	(0.13)	(0.07)
Net realized gains	(0.61)	–	(0.40)	(0.38)	–
Total dividends and/or distributions to shareholders	(0.68)	(0.06)	(0.40)	(0.51)	(0.07)
Net asset value, end of year	$12.67	$11.91	$11.33	$12.00	$11.59
Total return(C)	12.42%	5.65%	(2.27)%	8.05%	12.16%
Ratio and supplemental data:
Net assets end of year (000’s)	$6,772	$6,540	$6,714	$7,308	$7,332
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.93%	0.87%	0.86%	0.86%	0.90%
Including waiver and/or reimbursement and recapture	0.93%	0.86% (B)	0.86%	0.86%	0.91%
Net investment income (loss) to average net assets	1.31%	0.84% (B)	0.32%	0.20%	0.10%
Portfolio turnover rate	50% (D)	59% (D)	70%	25%	54% (E)
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Excludes sale-buyback transactions.
(E)	Decrease in portfolio turnover rate was triggered by a change in the Portfolio’s sub-adviser.

	Service Class
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$11.76	$11.20	$11.90	$11.51	$10.35
Investment operations:
Net investment income (loss)(A)	0.13	0.07 (B)	0.01	(0.01)	(0.02)
Net realized and unrealized gain (loss)	1.27	0.52	(0.31)	0.90	1.24
Total investment operations	1.40	0.59	(0.30)	0.89	1.22
Dividends and/or distributions to shareholders:
Net investment income	(0.04)	(0.03)	–	(0.12)	(0.06)
Net realized gains	(0.61)	–	(0.40)	(0.38)	–
Total dividends and/or distributions to shareholders	(0.65)	(0.03)	(0.40)	(0.50)	(0.06)
Net asset value, end of year	$12.51	$11.76	$11.20	$11.90	$11.51
Total return(C)	12.04%	5.38%	(2.55)%	7.83%	11.85%
Ratio and supplemental data:
Net assets end of year (000’s)	$669,140	$649,610	$607,082	$566,312	$308,591
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.18%	1.12%	1.11%	1.11%	1.15%
Including waiver and/or reimbursement and recapture	1.18%	1.11% (B)	1.11%	1.11%	1.16%
Net investment income (loss) to average net assets	1.06%	0.59% (B)	0.07%	(0.05)%	(0.16)%
Portfolio turnover rate	50% (D)	59% (D)	70%	25%	54% (E)
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Excludes sale-buyback transactions.
(E)	Decrease in portfolio turnover rate was triggered by a change in the Portfolio’s sub-adviser.

Transamerica PIMCO Tactical – Conservative VP
	Initial Class
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$11.56	$11.05	$11.55	$10.97	$10.19
Investment operations:
Net investment income (loss)(A)	0.18	0.12 (B)	0.06	0.05	0.04
Net realized and unrealized gain (loss)	1.03	0.46	(0.26)	0.92	0.82
Total investment operations	1.21	0.58	(0.20)	0.97	0.86
Dividends and/or distributions to shareholders:
Net investment income	(0.18)	(0.07)	(0.05)	(0.16)	(0.08)
Net realized gains	(0.38)	–	(0.25)	(0.23)	–
Total dividends and/or distributions to shareholders	(0.56)	(0.07)	(0.30)	(0.39)	(0.08)
Net asset value, end of year	$12.21	$11.56	$11.05	$11.55	$10.97
Total return(C)	10.70%	5.22%	(1.77)%	8.93%	8.44%
Ratio and supplemental data:
Net assets end of year (000’s)	$9,908	$9,469	$9,739	$10,581	$10,011
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.95% (D)	0.88%	0.89%	0.89%	0.96%
Including waiver and/or reimbursement and recapture	0.95% (D)	0.88% (B)	0.90%	0.92%	0.92%
Net investment income (loss) to average net assets	1.53%	1.08% (B)	0.53%	0.48%	0.42%
Portfolio turnover rate	43% (E)	58% (E)	53%	31%	72% (F)
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Includes interest fee on sale-buyback transactions.
(E)	Excludes sale-buyback transactions.
(F)	Decrease in portfolio turnover rate was triggered by a change in the Portfolio’s sub-adviser.

	Service Class
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$11.45	$10.95	$11.47	$10.90	$10.14
Investment operations:
Net investment income (loss)(A)	0.15	0.09 (B)	0.03	0.03	0.02
Net realized and unrealized gain (loss)	1.02	0.46	(0.27)	0.91	0.80
Total investment operations	1.17	0.55	(0.24)	0.94	0.82
Dividends and/or distributions to shareholders:
Net investment income	(0.16)	(0.05)	(0.03)	(0.14)	(0.06)
Net realized gains	(0.38)	–	(0.25)	(0.23)	–
Total dividends and/or distributions to shareholders	(0.54)	(0.05)	(0.28)	(0.37)	(0.06)
Net asset value, end of year	$12.08	$11.45	$10.95	$11.47	$10.90
Total return(C)	10.39%	4.98%	(2.08)%	8.72%	8.16%
Ratio and supplemental data:
Net assets end of year (000’s)	$310,048	$300,011	$241,777	$144,469	$94,659
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.20% (D)	1.13%	1.14%	1.14%	1.21%
Including waiver and/or reimbursement and recapture	1.20% (D)	1.13% (B)	1.15%	1.18%	1.17%
Net investment income (loss) to average net assets	1.28%	0.83% (B)	0.30%	0.23%	0.18%
Portfolio turnover rate	43% (E)	58% (E)	53%	31%	72% (F)
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Includes interest fee on sale-buyback transactions.
(E)	Excludes sale-buyback transactions.
(F)	Decrease in portfolio turnover rate was triggered by a change in the Portfolio’s sub-adviser.

Transamerica PIMCO Tactical – Growth VP
	Initial Class
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$11.57	$11.01	$11.65	$11.45	$9.87
Investment operations:
Net investment income (loss)(A)	0.10	0.04 (B)	(0.01)	(0.02)	(0.01)
Net realized and unrealized gain (loss)	1.62	0.52	(0.36)	0.77	1.68
Total investment operations	1.72	0.56	(0.37)	0.75	1.67
Dividends and/or distributions to shareholders:
Net investment income	(0.08)	–	–	(0.21)	(0.09)
Net realized gains	(0.39)	–	(0.27)	(0.34)	–
Total dividends and/or distributions to shareholders	(0.47)	–	(0.27)	(0.55)	(0.09)
Net asset value, end of year	$12.82	$11.57	$11.01	$11.65	$11.45
Total return(C)	15.13%	5.09%	(3.16)%	6.63%	17.03%
Ratio and supplemental data:
Net assets end of year (000’s)	$13,558	$12,492	$12,715	$14,346	$14,042
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.93%	0.90%	0.90%	0.90%	1.00%
Including waiver and/or reimbursement and recapture	0.93%	0.89% (B)	0.90%	0.95%	0.95%
Net investment income (loss) to average net assets	0.79%	0.33% (B)	(0.11)%	(0.18)%	(0.14)%
Portfolio turnover rate	47% (D)	57% (D)	49%	39%	75% (E)
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Excludes sale-buyback transactions.
(E)	Decrease in portfolio turnover rate was triggered by a change in the Portfolio’s sub-adviser.

	Service Class
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$11.41	$10.88	$11.55	$11.37	$9.81
Investment operations:
Net investment income (loss)(A)	0.07	0.01 (B)	(0.04)	(0.05)	(0.04)
Net realized and unrealized gain (loss)	1.59	0.52	(0.36)	0.77	1.68
Total investment operations	1.66	0.53	(0.40)	0.72	1.64
Dividends and/or distributions to shareholders:
Net investment income	(0.05)	–	–	(0.20)	(0.08)
Net realized gains	(0.39)	–	(0.27)	(0.34)	–
Total dividends and/or distributions to shareholders	(0.44)	–	(0.27)	(0.54)	(0.08)
Net asset value, end of year	$12.63	$11.41	$10.88	$11.55	$11.37
Total return(C)	14.83%	4.87%	(3.46)%	6.39%	16.81%
Ratio and supplemental data:
Net assets end of year (000’s)	$412,129	$366,000	$318,268	$189,137	$109,161
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.18%	1.15%	1.15%	1.15%	1.25%
Including waiver and/or reimbursement and recapture	1.18%	1.14% (B)	1.15%	1.20%	1.20%
Net investment income (loss) to average net assets	0.54%	0.09% (B)	(0.35)%	(0.43)%	(0.39)%
Portfolio turnover rate	47% (D)	57% (D)	49%	39%	75% (E)
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Excludes sale-buyback transactions.
(E)	Decrease in portfolio turnover rate was triggered by a change in the Portfolio’s sub-adviser.

Transamerica PIMCO Total Return VP
	Initial Class
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$11.13	$11.11	$11.67	$11.37	$12.08
Investment operations:
Net investment income (loss)(A)	0.24	0.28 (B)	0.25	0.17	0.22
Net realized and unrealized gain (loss)	0.30	0.03 (C)	(0.17)	0.35	(0.52)
Total investment operations	0.54	0.31	0.08	0.52	(0.30)
Dividends and/or distributions to shareholders:
Net investment income	–	(0.28)	(0.33)	(0.22)	(0.26)
Net realized gains	(0.11)	(0.01)	(0.31)	–	(0.15)
Total dividends and/or distributions to shareholders	(0.11)	(0.29)	(0.64)	(0.22)	(0.41)
Net asset value, end of year	$11.56	$11.13	$11.11	$11.67	$11.37
Total return(D)	4.89%	2.71%	0.69%	4.58%	(2.46)%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,920,197	$1,858,007	$1,478,877	$959,735	$1,364,881
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.68%	0.68%	0.70%	0.71%	0.70%
Including waiver and/or reimbursement and recapture	0.68%	0.67% (B)	0.70%	0.71%	0.70%
Net investment income (loss) to average net assets	2.09%	2.52% (B)	2.19%	1.49% (E)	1.83%
Portfolio turnover rate(F)	61%	47%	61%	139%	162%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Portfolio shares and fluctuating market values during the period.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Includes interest fee on sale-buyback transactions, representing 0.01% of average net assets.
(F)	Excludes sale-buyback transactions.

Transamerica PIMCO Total Return VP
	Service Class
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$11.06	$11.04	$11.59	$11.30	$12.01
Investment operations:
Net investment income (loss)(A)	0.21	0.26 (B)	0.21	0.14	0.19
Net realized and unrealized gain (loss)	0.30	0.02 (C)	(0.15)	0.34	(0.52)
Total investment operations	0.51	0.28	0.06	0.48	(0.33)
Dividends and/or distributions to shareholders:
Net investment income	–	(0.25)	(0.30)	(0.19)	(0.23)
Net realized gains	(0.11)	(0.01)	(0.31)	–	(0.15)
Total dividends and/or distributions to shareholders	(0.11)	(0.26)	(0.61)	(0.19)	(0.38)
Net asset value, end of year	$11.46	$11.06	$11.04	$11.59	$11.30
Total return(D)	4.64%	2.47%	0.52%	4.25%	(2.68)%
Ratio and supplemental data:
Net assets end of year (000’s)	$901,555	$926,441	$930,994	$960,561	$969,919
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.93%	0.93%	0.95%	0.97%	0.95%
Including waiver and/or reimbursement and recapture	0.93%	0.92% (B)	0.95%	0.97%	0.95%
Net investment income (loss) to average net assets	1.84%	2.28% (B)	1.85%	1.23% (E)	1.58%
Portfolio turnover rate(F)	61%	47%	61%	139%	162%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Portfolio shares and fluctuating market values during the period.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Includes interest fee on sale-buyback transactions, representing 0.01% of average net assets.
(F)	Excludes sale-buyback transactions.

Transamerica PineBridge Inflation Opportunities VP
	Initial Class
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$9.84	$9.53	$9.94	$9.65	$11.47
Investment operations:
Net investment income (loss)(A)	0.16	0.13 (B)	0.05	0.30	0.07
Net realized and unrealized gain (loss)	0.18	0.26	(0.31)	0.05	(1.45)
Total investment operations	0.34	0.39	(0.26)	0.35	(1.38)
Dividends and/or distributions to shareholders:
Net investment income	(0.05)	(0.08)	(0.15)	(0.06)	(0.05)
Net realized gains	–	–	–	–	(0.39)
Total dividends and/or distributions to shareholders	(0.05)	(0.08)	(0.15)	(0.06)	(0.44)
Net asset value, end of year	$10.13	$9.84	$9.53	$9.94	$9.65
Total return(C)	3.42%	4.12%	(2.68)%	3.58%	(12.01)%
Ratio and supplemental data:
Net assets end of year (000’s)	$10	$10	$9	$10	$1,917
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.65%	0.65%	0.64%	0.89% (D)	0.91% (D)
Including waiver and/or reimbursement and recapture	0.65%	0.64% (B)	0.64%	0.89% (D)	0.91% (D)
Net investment income (loss) to average net assets	1.64%	1.33% (B)	0.47%	2.99% (D)	0.68% (D)
Portfolio turnover rate	38%	94%	36%	152% (E)	52% (E)
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Includes interest fee on sale-buyback transactions, representing 0.04%, 0.05%, and 0.04% of average net assets for the years ended December 31, 2014, December 31, 2013 and December 31, 2012, respectively.
(E)	Excludes sale-buyback transactions.

	Service Class
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$9.97	$9.66	$10.07	$9.77	$11.29
Investment operations:
Net investment income (loss)(A)	0.14	0.11 (B)	0.02	0.14	(0.01)
Net realized and unrealized gain (loss)	0.17	0.26	(0.31)	0.19	(1.08)
Total investment operations	0.31	0.37	(0.29)	0.33	(1.09)
Dividends and/or distributions to shareholders:
Net investment income	(0.02)	(0.06)	(0.12)	(0.03)	(0.04)
Net realized gains	–	–	–	–	(0.39)
Total dividends and/or distributions to shareholders	(0.02)	(0.06)	(0.12)	(0.03)	(0.43)
Net asset value, end of year	$10.26	$9.97	$9.66	$10.07	$9.77
Total return(C)	3.13%	3.80%	(2.87)%	3.38%	(9.71)%
Ratio and supplemental data:
Net assets end of year (000’s)	$189,325	$190,005	$192,312	$196,989	$161,422
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.90%	0.90%	0.89%	1.14% (D)	1.16% (D)
Including waiver and/or reimbursement and recapture	0.90%	0.89% (B)	0.89%	1.14% (D)	1.16% (D)
Net investment income (loss) to average net assets	1.41%	1.08% (B)	0.24%	1.41% (D)	(0.09)% (D)
Portfolio turnover rate	38%	94%	36%	152% (E)	52% (E)
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Includes interest fee on sale-buyback transactions, representing 0.04%, 0.05%, and 0.04% of average net assets for the years ended December 31, 2014, December 31, 2013 and December 31, 2012, respectively.
(E)	Excludes sale-buyback transactions.

Transamerica ProFund UltraBear VP
	Service Class
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$0.68	$0.89	$0.96	$1.29	$2.35
Investment operations:
Net investment income (loss)(A)(B)	(0.01)	(0.01) (C)	(0.01)	(0.01)	(0.02)
Net realized and unrealized gain (loss)	(0.21)	(0.20)	(0.06)	(0.32)	(1.04)
Total investment operations	(0.22)	(0.21)	(0.07)	(0.33)	(1.06)
Net asset value, end of year	$0.46	$0.68	$0.89	$0.96	$1.29
Total return(D)	(32.35)%	(23.60)%	(7.29)%	(25.58)%	(45.11)%
Ratio and supplemental data:
Net assets end of year (000’s)	$13,674	$34,876	$33,848	$18,387	$18,501
Expenses to average net assets(E)
Excluding waiver and/or reimbursement and recapture	1.26%	1.20%	1.24%	1.32%	1.26%
Including waiver and/or reimbursement and recapture	1.23%	1.22% (C)	1.23%	1.23%	1.23%
Net investment income (loss) to average net assets(B)	(1.10)%	(1.17)% (C)	(1.22)%	(1.22)%	(1.21)%
Portfolio turnover rate	–%	–%	–%	–%	–%
(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.

Transamerica QS Investors Active Asset Allocation – Conservative VP
	Initial Class
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$10.32	$10.18	$10.85	$11.01	$10.51
Investment operations:
Net investment income (loss)(A)(B)	0.19	0.19 (C)	0.16	0.15	0.17
Net realized and unrealized gain (loss)	1.03	0.11	(0.39)	0.29	0.59
Total investment operations	1.22	0.30	(0.23)	0.44	0.76
Dividends and/or distributions to shareholders:
Net investment income	(0.22)	(0.16)	(0.13)	(0.14)	(0.13)
Net realized gains	–	–	(0.31)	(0.46)	(0.13)
Total dividends and/or distributions to shareholders	(0.22)	(0.16)	(0.44)	(0.60)	(0.26)
Net asset value, end of year	$11.32	$10.32	$10.18	$10.85	$11.01
Total return(D)	11.92%	2.87%	(2.13)%	3.97%	7.39%
Ratio and supplemental data:
Net assets end of year (000’s)	$4,218	$4,204	$4,298	$5,747	$10,602
Expenses to average net assets(E)
Excluding waiver and/or reimbursement and recapture	0.58%	0.58%	0.59%	0.58%	0.60%
Including waiver and/or reimbursement and recapture	0.58%	0.57% (C)	0.59%	0.58%	0.60%
Net investment income (loss) to average net assets(B)	1.73%	1.87% (C)	1.49%	1.33%	1.54%
Portfolio turnover rate(F)	3%	143%	240%	158%	114%
(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

Transamerica QS Investors Active Asset Allocation – Conservative VP
	Service Class
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$10.25	$10.11	$10.78	$10.96	$10.48
Investment operations:
Net investment income (loss)(A)(B)	0.16	0.17 (C)	0.13	0.13	0.14
Net realized and unrealized gain (loss)	1.03	0.10	(0.38)	0.27	0.59
Total investment operations	1.19	0.27	(0.25)	0.40	0.73
Dividends and/or distributions to shareholders:
Net investment income	(0.19)	(0.13)	(0.11)	(0.12)	(0.12)
Net realized gains	–	–	(0.31)	(0.46)	(0.13)
Total dividends and/or distributions to shareholders	(0.19)	(0.13)	(0.42)	(0.58)	(0.25)
Net asset value, end of year	$11.25	$10.25	$10.11	$10.78	$10.96
Total return(D)	11.70%	2.65%	(2.36)%	3.61%	7.07%
Ratio and supplemental data:
Net assets end of year (000’s)	$444,820	$457,900	$466,880	$444,972	$363,485
Expenses to average net assets(E)
Excluding waiver and/or reimbursement and recapture	0.83%	0.83%	0.84%	0.83%	0.85%
Including waiver and/or reimbursement and recapture	0.83%	0.82% (C)	0.84%	0.83%	0.85%
Net investment income (loss) to average net assets(B)	1.47%	1.61% (C)	1.27%	1.18%	1.33%
Portfolio turnover rate(F)	3%	143%	240%	158%	114%
(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP
	Initial Class
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$10.27	$10.17	$11.70	$11.90	$10.27
Investment operations:
Net investment income (loss)(A)(B)	0.18	0.15 (C)	0.14	0.17	0.16
Net realized and unrealized gain (loss)	1.91	0.09	(0.87)	0.24	1.57
Total investment operations	2.09	0.24	(0.73)	0.41	1.73
Dividends and/or distributions to shareholders:
Net investment income	(0.17)	(0.14)	(0.14)	(0.10)	(0.10)
Net realized gains	–	–	(0.66)	(0.51)	–
Total dividends and/or distributions to shareholders	(0.17)	(0.14)	(0.80)	(0.61)	(0.10)
Net asset value, end of year	$12.19	$10.27	$10.17	$11.70	$11.90
Total return(D)	20.55%	2.32%	(6.38)%	3.42%	16.96%
Ratio and supplemental data:
Net assets end of year (000’s)	$31,642	$28,226	$30,709	$34,540	$35,102
Expenses to average net assets(E)
Excluding waiver and/or reimbursement and recapture	0.57%	0.57%	0.58%	0.57%	0.59%
Including waiver and/or reimbursement and recapture	0.57%	0.56% (C)	0.58%	0.57%	0.59%
Net investment income (loss) to average net assets(B)	1.57%	1.51% (C)	1.22%	1.39%	1.45%
Portfolio turnover rate(F)	23%	212%	454%	344%	111%
(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP
	Service Class
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$10.19	$10.10	$11.62	$11.83	$10.23
Investment operations:
Net investment income (loss)(A)(B)	0.15	0.13 (C)	0.11	0.14	0.15
Net realized and unrealized gain (loss)	1.91	0.07	(0.86)	0.25	1.54
Total investment operations	2.06	0.20	(0.75)	0.39	1.69
Dividends and/or distributions to shareholders:
Net investment income	(0.15)	(0.11)	(0.11)	(0.09)	(0.09)
Net realized gains	–	–	(0.66)	(0.51)	–
Total dividends and/or distributions to shareholders	(0.15)	(0.11)	(0.77)	(0.60)	(0.09)
Net asset value, end of year	$12.10	$10.19	$10.10	$11.62	$11.83
Total return(D)	20.30%	1.97%	(6.53)%	3.23%	16.62%
Ratio and supplemental data:
Net assets end of year (000’s)	$713,059	$648,780	$710,709	$713,097	$486,961
Expenses to average net assets(E)
Excluding waiver and/or reimbursement and recapture	0.82%	0.82%	0.83%	0.82%	0.84%
Including waiver and/or reimbursement and recapture	0.82%	0.81% (C)	0.83%	0.82%	0.84%
Net investment income (loss) to average net assets(B)	1.31%	1.26% (C)	1.00%	1.21%	1.39%
Portfolio turnover rate(F)	23%	212%	454%	344%	111%
(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

Transamerica QS Investors Active Asset Allocation – Moderate VP
	Initial Class
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$10.72	$10.62	$11.68	$11.59	$10.52
Investment operations:
Net investment income (loss)(A)(B)	0.19	0.19 (C)	0.16	0.17	0.18
Net realized and unrealized gain (loss)	1.48	0.07	(0.63)	0.28	1.01
Total investment operations	1.67	0.26	(0.47)	0.45	1.19
Dividends and/or distributions to shareholders:
Net investment income	(0.21)	(0.16)	(0.13)	(0.09)	(0.06)
Net realized gains	–	–	(0.46)	(0.27)	(0.06)
Total dividends and/or distributions to shareholders	(0.21)	(0.16)	(0.59)	(0.36)	(0.12)
Net asset value, end of year	$12.18	$10.72	$10.62	$11.68	$11.59
Total return(D)	15.71%	2.43%	(4.05)%	3.88%	11.42%
Ratio and supplemental data:
Net assets end of year (000’s)	$2,582	$2,653	$2,788	$3,150	$2,979
Expenses to average net assets(E)
Excluding waiver and/or reimbursement and recapture	0.56%	0.55%	0.57%	0.57%	0.58%
Including waiver and/or reimbursement and recapture	0.56%	0.55% (C)	0.57%	0.57%	0.58%
Net investment income (loss) to average net assets(B)	1.65%	1.75% (C)	1.38%	1.41%	1.59%
Portfolio turnover rate(F)	18%	165%	330%	210%	86%
(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

Transamerica QS Investors Active Asset Allocation – Moderate VP
	Service Class
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$10.63	$10.53	$11.59	$11.52	$10.48
Investment operations:
Net investment income (loss)(A)(B)	0.16	0.16 (C)	0.13	0.15	0.16
Net realized and unrealized gain (loss)	1.47	0.07	(0.62)	0.26	1.00
Total investment operations	1.63	0.23	(0.49)	0.41	1.16
Dividends and/or distributions to shareholders:
Net investment income	(0.18)	(0.13)	(0.11)	(0.07)	(0.06)
Net realized gains	–	–	(0.46)	(0.27)	(0.06)
Total dividends and/or distributions to shareholders	(0.18)	(0.13)	(0.57)	(0.34)	(0.12)
Net asset value, end of year	$12.08	$10.63	$10.53	$11.59	$11.52
Total return(D)	15.44%	2.18%	(4.28)%	3.62%	11.12%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,613,733	$1,541,231	$1,637,702	$1,690,334	$991,431
Expenses to average net assets(E)
Excluding waiver and/or reimbursement and recapture	0.81%	0.80%	0.82%	0.82%	0.83%
Including waiver and/or reimbursement and recapture	0.81%	0.80% (C)	0.82%	0.82%	0.83%
Net investment income (loss) to average net assets(B)	1.42%	1.50% (C)	1.15%	1.26%	1.47%
Portfolio turnover rate(F)	18%	165%	330%	210%	86%
(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

Transamerica Small/Mid Cap Value VP
	Initial Class
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$20.76	$19.16	$22.68	$23.67	$17.47
Investment operations:
Net investment income (loss)(A)	0.12	0.24 (B)	0.15	0.19	0.20
Net realized and unrealized gain (loss)	2.86	3.57	(0.77)	1.04	6.13
Total investment operations	2.98	3.81	(0.62)	1.23	6.33
Dividends and/or distributions to shareholders:
Net investment income	(0.25)	(0.16)	(0.23)	(0.19)	(0.09)
Net realized gains	(1.98)	(2.05)	(2.67)	(2.03)	(0.04)
Total dividends and/or distributions to shareholders	(2.23)	(2.21)	(2.90)	(2.22)	(0.13)
Net asset value, end of year	$21.51	$20.76	$19.16	$22.68	$23.67
Total return(C)	15.55%	21.13%	(2.51)%	5.23%	36.32%
Ratio and supplemental data:
Net assets end of year (000’s)	$395,777	$377,647	$436,364	$686,546	$739,394
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.83%	0.87%	0.85%	0.85%	0.86%
Including waiver and/or reimbursement and recapture	0.83%	0.86% (B)	0.85%	0.85%	0.86%
Net investment income (loss) to average net assets	0.54%	1.27% (B)	0.67%	0.82%	0.96%
Portfolio turnover rate	54%	128%	64%	95%	106%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

	Service Class
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$20.30	$18.78	$22.28	$23.31	$17.22
Investment operations:
Net investment income (loss)(A)	0.06	0.21 (B)	0.09	0.13	0.15
Net realized and unrealized gain (loss)	2.80	3.47	(0.74)	1.02	6.04
Total investment operations	2.86	3.68	(0.65)	1.15	6.19
Dividends and/or distributions to shareholders:
Net investment income	(0.21)	(0.11)	(0.18)	(0.15)	(0.06)
Net realized gains	(1.98)	(2.05)	(2.67)	(2.03)	(0.04)
Total dividends and/or distributions to shareholders	(2.19)	(2.16)	(2.85)	(2.18)	(0.10)
Net asset value, end of year	$20.97	$20.30	$18.78	$22.28	$23.31
Total return(C)	15.26%	20.80%	(2.73)%	4.93%	36.04%
Ratio and supplemental data:
Net assets end of year (000’s)	$206,683	$188,299	$160,561	$175,537	$167,607
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.08%	1.12%	1.10%	1.10%	1.11%
Including waiver and/or reimbursement and recapture	1.08%	1.10% (B)	1.10%	1.10%	1.11%
Net investment income (loss) to average net assets	0.29%	1.13% (B)	0.43%	0.58%	0.71%
Portfolio turnover rate	54%	128%	64%	95%	106%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Transamerica T. Rowe Price Small Cap VP
	Initial Class
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$13.59	$13.85	$14.68	$14.24	$10.31
Investment operations:
Net investment income (loss)(A)	(0.03)	(0.01) (B)	(0.02)	(0.01)	(0.02)
Net realized and unrealized gain (loss)	2.95	1.49	0.37	0.92	4.49
Total investment operations	2.92	1.48	0.35	0.91	4.47
Dividends and/or distributions to shareholders:
Net investment income	–	–	–	–	(0.01)
Net realized gains	(0.92)	(1.74)	(1.18)	(0.47)	(0.53)
Total dividends and/or distributions to shareholders	(0.92)	(1.74)	(1.18)	(0.47)	(0.54)
Net asset value, end of year	$15.59	$13.59	$13.85	$14.68	$14.24
Total return(C)	22.39%	11.22%	2.43%	6.55%	44.07%
Ratio and supplemental data:
Net assets end of year (000’s)	$590,699	$525,140	$409,596	$438,253	$459,083
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.81%	0.82%	0.81%	0.82%	0.82%
Including waiver and/or reimbursement and recapture	0.81%	0.81% (B)	0.81%	0.82%	0.82%
Net investment income (loss) to average net assets	(0.21)%	(0.05)% (B)	(0.14)%	(0.09)%	(0.13)%
Portfolio turnover rate	21%	38%	27%	21%	17%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

	Service Class
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$12.95	$13.30	$14.18	$13.81	$10.03
Investment operations:
Net investment income (loss)(A)	(0.06)	(0.04) (B)	(0.06)	(0.05)	(0.05)
Net realized and unrealized gain (loss)	2.79	1.43	0.36	0.89	4.36
Total investment operations	2.73	1.39	0.30	0.84	4.31
Dividends and/or distributions to shareholders:
Net realized gains	(0.92)	(1.74)	(1.18)	(0.47)	(0.53)
Net asset value, end of year	$14.76	$12.95	$13.30	$14.18	$13.81
Total return(C)	22.02%	11.00%	2.16%	6.24%	43.70%
Ratio and supplemental data:
Net assets end of year (000’s)	$292,932	$227,707	$198,477	$172,344	$141,815
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.06%	1.07%	1.06%	1.07%	1.07%
Including waiver and/or reimbursement and recapture	1.06%	1.06% (B)	1.06%	1.07%	1.07%
Net investment income (loss) to average net assets	(0.46)%	(0.29)% (B)	(0.40)%	(0.34)%	(0.39)%
Portfolio turnover rate	21%	38%	27%	21%	17%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Transamerica Torray Concentrated Growth VP
	Initial Class
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$17.88	$16.83	$21.45	$23.04	$17.48
Investment operations:
Net investment income (loss)(A)	0.05	0.06 (B)	0.08	0.11	0.17
Net realized and unrealized gain (loss)	4.33	1.07	(0.42)	2.05	5.59
Total investment operations	4.38	1.13	(0.34)	2.16	5.76
Dividends and/or distributions to shareholders:
Net investment income	(0.08)	(0.08)	(0.12)	(0.21)	(0.20)
Net realized gains	(0.37)	–	(4.16)	(3.54)	–
Total dividends and/or distributions to shareholders	(0.45)	(0.08)	(4.28)	(3.75)	(0.20)
Net asset value, end of year	$21.81	$17.88	$16.83	$21.45	$23.04
Total return(C)	24.72%	6.74%	(1.57)%	10.00%	33.10%
Ratio and supplemental data:
Net assets end of year (000’s)	$189,398	$169,285	$182,751	$227,636	$234,000
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.72%	0.72%	0.72%	0.73%	0.78%
Including waiver and/or reimbursement and recapture	0.72%	0.71% (B)	0.72%	0.73%	0.78%
Net investment income (loss) to average net assets	0.25%	0.36% (B)	0.42%	0.49%	0.86%
Portfolio turnover rate	15%	23%	19%	123%	153% (D)
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Increase in portfolio turnover rate was triggered by a change in the Portfolio’s sub-adviser.

	Service Class
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$18.30	$17.21	$21.84	$23.40	$17.76
Investment operations:
Net investment income (loss)(A)	(0.00) (B)	0.02 (C)	0.03	0.05	0.13
Net realized and unrealized gain (loss)	4.43	1.09	(0.43)	2.09	5.67
Total investment operations	4.43	1.11	(0.40)	2.14	5.80
Dividends and/or distributions to shareholders:
Net investment income	(0.03)	(0.02)	(0.07)	(0.16)	(0.16)
Net realized gains	(0.37)	–	(4.16)	(3.54)	–
Total dividends and/or distributions to shareholders	(0.40)	(0.02)	(4.23)	(3.70)	(0.16)
Net asset value, end of year	$22.33	$18.30	$17.21	$21.84	$23.40
Total return(D)	24.41%	6.48%	(1.84)%	9.75%	32.81%
Ratio and supplemental data:
Net assets end of year (000’s)	$45,376	$36,528	$37,107	$47,996	$43,649
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.97%	0.97%	0.97%	0.98%	1.03%
Including waiver and/or reimbursement and recapture	0.97%	0.96% (C)	0.97%	0.98%	1.03%
Net investment income (loss) to average net assets	(0.01)%	0.11% (C)	0.16%	0.23%	0.62%
Portfolio turnover rate	15%	23%	19%	123%	153% (E)
(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Increase in portfolio turnover rate was triggered by a change in the Portfolio’s sub-adviser.

Transamerica TS&W International Equity VP
	Initial Class
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$12.00	$12.20	$12.43	$13.42	$11.05
Investment operations:
Net investment income (loss)(A)	0.36	0.27 (B)	0.31	0.41	0.25
Net realized and unrealized gain (loss)	2.37	(0.14)	(0.14)	(1.08)	2.41
Total investment operations	2.73	0.13	0.17	(0.67)	2.66
Dividends and/or distributions to shareholders:
Net investment income	(0.30)	(0.33)	(0.40)	(0.32)	(0.29)
Net asset value, end of year	$14.43	$12.00	$12.20	$12.43	$13.42
Total return(C)	22.91%	1.08%	1.32%	(5.18)%	24.34%
Ratio and supplemental data:
Net assets end of year (000’s)	$88,588	$74,507	$87,448	$98,735	$117,580
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.93%	0.91%	0.87%	0.89%	1.02%
Including waiver and/or reimbursement and recapture	0.93%	0.89% (B)	0.87%	0.89%	1.04%
Net investment income (loss) to average net assets	2.67%	2.32% (B)	2.41%	3.05%	2.06%
Portfolio turnover rate	24%	22%	26%	30%	109% (D)
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Increase in portfolio turnover rate was triggered by a change in the Portfolio’s sub-adviser.

	Service Class
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$11.90	$12.11	$12.35	$13.34	$10.99
Investment operations:
Net investment income (loss)(A)	0.31	0.24 (B)	0.26	0.35	0.21
Net realized and unrealized gain (loss)	2.37	(0.14)	(0.13)	(1.05)	2.41
Total investment operations	2.68	0.10	0.13	(0.70)	2.62
Dividends and/or distributions to shareholders:
Net investment income	(0.27)	(0.31)	(0.37)	(0.29)	(0.27)
Net asset value, end of year	$14.31	$11.90	$12.11	$12.35	$13.34
Total return(C)	22.66%	0.77%	1.04%	(5.38)%	24.07%
Ratio and supplemental data:
Net assets end of year (000’s)	$57,981	$37,771	$39,941	$32,145	$28,054
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.18%	1.16%	1.12%	1.14%	1.27%
Including waiver and/or reimbursement and recapture	1.18%	1.14% (B)	1.12%	1.14%	1.29%
Net investment income (loss) to average net assets	2.28%	2.06% (B)	2.05%	2.66%	1.75%
Portfolio turnover rate	24%	22%	26%	30%	109% (D)
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Increase in portfolio turnover rate was triggered by a change in the Portfolio’s sub-adviser.

Transamerica U.S. Equity Index VP
Service Class
December 31, 2017(A)
Net asset value, beginning of period	$10.00
Investment operations:
Net investment income (loss)(B)	0.11
Net realized and unrealized gain (loss)	1.21
Total investment operations	1.32
Net asset value, end of period	$11.32
Total return(C)	13.20% (D)
Ratio and supplemental data:
Net assets end of period (000’s)	$20,640
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.03% (E)
Including waiver and/or reimbursement and recapture	0.39% (E)
Net investment income (loss) to average net assets	1.49% (E)
Portfolio turnover rate	4% (D)
(A)	Commenced operations on May 1, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Not annualized.
(E)	Annualized.

Transamerica WMC US Growth VP
	Initial Class
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$23.30	$23.71	$33.82	$31.84	$24.29
Investment operations:
Net investment income (loss)(A)	0.13 (B)	0.13 (B),(C)	0.15 (B)	0.20 (B)	0.24
Net realized and unrealized gain (loss)	6.59	0.56	1.60	3.27	7.61
Total investment operations	6.72	0.69	1.75	3.47	7.85
Dividends and/or distributions to shareholders:
Net investment income	(0.12)	(0.10)	(0.26)	(0.30)	(0.30)
Net realized gains	(0.65)	(1.00)	(11.60)	(1.19)	–
Total dividends and/or distributions to shareholders	(0.77)	(1.10)	(11.86)	(1.49)	(0.30)
Net asset value, end of year	$29.25	$23.30	$23.71	$33.82	$31.84
Total return(D)	29.20%	2.81%	6.85%	11.10%	32.46%
Ratio and supplemental data:
Net assets end of year (000’s)	$2,507,627	$2,259,537	$1,803,732	$2,210,278	$2,455,635
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.70% (E)	0.70% (E)	0.71% (E)	0.74% (E)	0.77%
Including waiver and/or reimbursement and recapture	0.70% (E)	0.69% (C),(E)	0.71% (E)	0.74% (E)	0.77%
Net investment income (loss) to average net assets	0.48% (B)	0.56% (B),(C)	0.50% (B)	0.62% (B)	0.85%
Portfolio turnover rate	34% (F)	46% (F)	37% (F)	112% (F)	57%
(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

Transamerica WMC US Growth VP
	Service Class
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$22.82	$23.25	$33.38	$31.45	$23.99
Investment operations:
Net investment income (loss)(A)	0.05 (B)	0.07 (B),(C)	0.07 (B)	0.12 (B)	0.16
Net realized and unrealized gain (loss)	6.46	0.54	1.58	3.22	7.52
Total investment operations	6.51	0.61	1.65	3.34	7.68
Dividends and/or distributions to shareholders:
Net investment income	(0.06)	(0.04)	(0.18)	(0.22)	(0.22)
Net realized gains	(0.65)	(1.00)	(11.60)	(1.19)	–
Total dividends and/or distributions to shareholders	(0.71)	(1.04)	(11.78)	(1.41)	(0.22)
Net asset value, end of year	$28.62	$22.82	$23.25	$33.38	$31.45
Total return(D)	28.86%	2.54%	6.61%	10.83%	32.13%
Ratio and supplemental data:
Net assets end of year (000’s)	$238,839	$174,774	$178,172	$156,696	$145,815
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.95% (E)	0.95% (E)	0.96% (E)	0.99% (E)	1.02%
Including waiver and/or reimbursement and recapture	0.95% (E)	0.94% (C),(E)	0.96% (E)	0.99% (E)	1.02%
Net investment income (loss) to average net assets	0.21% (B)	0.29% (B),(C)	0.25% (B)	0.36% (B)	0.59%
Portfolio turnover rate	34% (F)	46% (F)	37% (F)	112% (F)	57%
(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

Transamerica WMC US Growth II VP
	Initial Class
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$6.91	$6.93	$8.80	$9.04	$7.51
Investment operations:
Net investment income (loss)(A)	0.07 (B)	0.08 (B),(C)	0.08 (B)	0.10 (B)	0.11
Net realized and unrealized gain (loss)	1.95	0.17	0.43	0.93	2.29
Total investment operations	2.02	0.25	0.51	1.03	2.40
Dividends and/or distributions to shareholders:
Net investment income	(0.09)	(0.07)	(0.09)	(0.12)	(0.17)
Net realized gains	(0.30)	(0.20)	(2.29)	(1.15)	(0.70)
Total dividends and/or distributions to shareholders	(0.39)	(0.27)	(2.38)	(1.27)	(0.87)
Net asset value, end of year	$8.54	$6.91	$6.93	$8.80	$9.04
Total return(D)	29.73%	3.47%	7.11%	12.13%	33.43%
Ratio and supplemental data:
Net assets end of year (000’s)	$12,365	$12,113	$12,871	$13,765	$12,959
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.55% (E)	0.52% (E)	0.51% (E)	0.87% (E)	0.91%
Including waiver and/or reimbursement and recapture	0.30% (E)	0.17% (C),(E)	0.30% (E)	0.30% (E)	0.30%
Net investment income (loss) to average net assets	0.89% (B)	1.10% (B),(C)	0.93% (B)	1.08% (B)	1.33%
Portfolio turnover rate	32% (F)	40% (F)	40% (F)	116% (F)	55%
(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was 0.01 to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.13% higher and 0.13% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

Transamerica Series Trust
1801 California Street, Suite 5200
Denver, CO 80202
Customer Service: 1-888-233-4339
ADDITIONAL INFORMATION about these portfolios is contained in the Statement of Additional Information dated May 1, 2018, as may be supplemented or revised from time to time, and in the annual and semi-annual reports to shareholders. The Statement of Additional Information is incorporated by reference into this prospectus.
Information about the portfolios (including the Statement of Additional Information) can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090. Copies of this information may be obtained upon payment of a duplication fee, by electronic request at the following e-mail address, publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520. Reports and other information about the portfolios are also available on the SEC’s Internet site at http://www.sec.gov.
To obtain a copy of the Statement of Additional Information or the annual and semi-annual reports, without charge, or to request other information or make other inquiries about the portfolios, call or write to Transamerica Series Trust at the phone number or address above or visit Transamerica Series Trust’s website at www.transamericaseriestrust.com. In the Transamerica Series Trust’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the portfolios’ performance during the last fiscal year. Additional information about the portfolios’ investments is available in the portfolios’ annual and semi-annual reports to shareholders.
Each portfolio’s current net asset value per share is available on our website at www.transamericaseriestrust.com/content/Performance.aspx.
www.transamericaseriestrust.com
Sales Support: 1-800-851-7555
Distributor: Transamerica Capital, Inc.
The Investment Company Act File Number for Transamerica Series Trust is 811-04419.

Transamerica Series Trust
Statement of Additional Information
May 1, 2018
Portfolio	Class
Transamerica 60/40 Allocation VP	Service
Transamerica AB Dynamic Allocation VP	Initial and Service
Transamerica Aegon Government Money Market VP	Initial and Service
Transamerica Aegon High Yield Bond VP	Initial and Service
Transamerica Aegon U.S. Government Securities VP	Initial and Service
Transamerica American Funds Managed Risk VP	Service
Transamerica Barrow Hanley Dividend Focused VP	Initial and Service
Transamerica BlackRock Equity Smart Beta 100 VP	Service
Transamerica BlackRock Global Allocation VP	Initial and Service
Transamerica BlackRock Global Allocation Managed Risk – Balanced VP	Initial and Service
Transamerica BlackRock Global Allocation Managed Risk – Growth VP	Initial and Service
Transamerica BlackRock Smart Beta 50 VP	Service
Transamerica BlackRock Smart Beta 75 VP	Service
Transamerica BlackRock Tactical Allocation VP	Initial and Service
Transamerica Clarion Global Real Estate Securities VP	Initial and Service
Transamerica Greystone International Growth VP (formerly, Transamerica MFS International Equity VP)	Initial and Service
Transamerica International Equity Index VP	Initial and Service
Transamerica Janus Balanced VP	Initial and Service
Transamerica Janus Mid-Cap Growth VP	Initial and Service
Transamerica Jennison Growth VP	Initial and Service
Transamerica JPMorgan Asset Allocation – Conservative VP (formerly, Transamerica Asset Allocation – Conservative VP)	Initial and Service
Transamerica JPMorgan Asset Allocation – Growth VP (formerly, Transamerica Asset Allocation – Growth VP)	Initial and Service
Transamerica JPMorgan Asset Allocation – Moderate Growth VP (formerly, Transamerica Asset Allocation – Moderate Growth VP)	Initial and Service
Transamerica JPMorgan Asset Allocation – Moderate VP (formerly, Transamerica Asset Allocation – Moderate VP)	Initial and Service
Transamerica JPMorgan Core Bond VP	Initial and Service
Transamerica JPMorgan Enhanced Index VP	Initial and Service
Transamerica JPMorgan International Moderate Growth VP (formerly, Transamerica International Moderate Growth VP)	Initial and Service
Transamerica JPMorgan Mid Cap Value VP	Initial and Service
Transamerica JPMorgan Tactical Allocation VP	Initial and Service
Transamerica Legg Mason Dynamic Allocation – Balanced VP	Service
Transamerica Legg Mason Dynamic Allocation – Growth VP	Service
Transamerica Levin Large Cap Value VP	Initial and Service
Transamerica Madison Balanced Allocation VP	Service
Transamerica Madison Conservative Allocation VP	Service
Transamerica Madison Diversified Income VP	Service
Transamerica Managed Risk – Balanced ETF VP	Initial and Service
Transamerica Managed Risk – Conservative ETF VP	Initial and Service
Transamerica Managed Risk – Growth ETF VP	Initial and Service
Transamerica Market Participation Strategy VP	Service
Transamerica Morgan Stanley Capital Growth VP	Initial and Service
Transamerica Multi-Managed Balanced VP	Initial and Service
Transamerica Multi-Manager Alternative Strategies VP	Initial and Service
Transamerica PIMCO Tactical – Balanced VP	Initial and Service
Transamerica PIMCO Tactical – Conservative VP	Initial and Service
Transamerica PIMCO Tactical – Growth VP	Initial and Service
Transamerica PIMCO Total Return VP	Initial and Service
Transamerica PineBridge Inflation Opportunities VP	Initial and Service
Transamerica ProFund UltraBear VP	Service
Transamerica QS Investors Active Asset Allocation – Conservative VP	Initial and Service
Transamerica QS Investors Active Asset Allocation – Moderate Growth VP	Initial and Service
Transamerica QS Investors Active Asset Allocation – Moderate VP	Initial and Service
Transamerica Small/Mid Cap Value VP	Initial and Service
Transamerica T. Rowe Price Small Cap VP	Initial and Service
Transamerica Torray Concentrated Growth VP	Initial and Service
Transamerica TS&W International Equity VP	Initial and Service
Transamerica U.S. Equity Index VP	Initial and Service
Transamerica WMC US Growth VP	Initial and Service
Transamerica WMC US Growth II VP	Initial
None of the portfolios of Transamerica Series Trust have a ticker symbol.

Each of the portfolios listed above is a series of Transamerica Series Trust.
This Statement of Additional Information (“SAI”) is not a prospectus, and should be read in conjunction with the portfolios’ prospectus dated May 1, 2018, as it may be supplemented or revised from time to time.
This SAI is incorporated by reference in its entirety into the prospectus. The prospectus and this SAI may be obtained free of charge by writing or calling the portfolios at the below address or toll-free telephone number. This SAI sets forth information that may be of interest to shareholders, but that is not necessarily included in the prospectus. Additional information about the portfolios’ investments is available in the portfolios’ Annual and Semi-Annual Reports to shareholders, which may be obtained free of charge by writing or calling the portfolios at the below address or telephone number.
The Annual Report contains financial statements that are incorporated herein by reference.
Investment Manager: Transamerica Asset Management, Inc.
1801 California Street, Suite 5200
Denver, CO 80202
Customer Service (888) 233-4339 (toll free)

General Description of the Trust and the Portfolios
Transamerica Series Trust (the “Trust”) is an open-end management investment company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Trust are currently divided into separate series (each, a “portfolio” or together, the “portfolios”) described herein. Each portfolio offers one or more classes. The Trust may create additional series and classes from time to time.
The Trust was organized as a Delaware statutory trust on April 21, 2005. Prior to May 1, 2008 the Trust’s name was AEGON/Transamerica Series Trust. The Trust is the successor to a corporation formed under the laws of the State of Maryland in 1985.
Each portfolio is classified as diversified under the 1940 Act, except for Transamerica American Funds Managed Risk VP, Transamerica BlackRock Global Allocation Managed Risk – Balanced VP, Transamerica BlackRock Global Allocation Managed Risk – Growth VP, Transamerica Clarion Global Real Estate Securities VP, Transamerica Market Participation Strategy VP and Transamerica ProFund UltraBear VP, which are classified as non-diversified.
Transamerica Asset Management, Inc. (“TAM” or the “Investment Manager”) is the investment manager for each portfolio.
The Trust is intended to be sold to the separate accounts of life insurance companies to fund benefits under variable life policies (“Policies”) or variable annuity contracts (“Contracts”) (collectively, the “Separate Accounts”) (owners of the Separate Accounts, the “Policyowners”) issued by Transamerica Life Insurance Company (“Transamerica”), Transamerica Financial Life Insurance Company (“TFLIC”), Transamerica Premier Life Insurance Company (“TPLIC”) and Transamerica Advisors Life Insurance Company (“TALIC”) (the “Life Companies”), and to Transamerica 60/40 Allocation VP, Transamerica BlackRock Tactical Allocation VP, Transamerica JPMorgan Asset Allocation – Conservative VP, Transamerica JPMorgan Asset Allocation – Growth VP, Transamerica JPMorgan Asset Allocation – Moderate Growth VP, Transamerica JPMorgan Asset Allocation – Moderate VP, Transamerica JPMorgan International Moderate Growth VP, Transamerica Madison Balanced Allocation VP, Transamerica Madison Conservative Allocation VP and Transamerica Multi-Manager Alternative Strategies VP (the “Asset Allocation Portfolios”) as underlying portfolios in which the Asset Allocation Portfolios may invest. As such, The Life Companies and the Asset Allocation Portfolios are the only shareholders of the investment portfolios offered by TST. If a Life Company offers a portfolio of TST in its respective products, and you own a Policy or a Contract of one of those Life Companies, you should consult with your Life Company about its voting policies. Shares may be offered to other life insurance companies in the future.
Although the only shareholders of the portfolios are the Separate Accounts of the Life Companies and the Asset Allocation Portfolios, and Policyowners are not shareholders of the portfolios, for ease of reference shareholders and Policyowners are collectively referred in this SAI as “shareholders.”
During the last five years, the names of certain portfolios have changed as follows:
Portfolio Name	Portfolio Name History
Transamerica 60/40 Allocation VP1	N/A
Transamerica AB Dynamic Allocation VP	Transamerica AllianceBernstein Dynamic Allocation VP was renamed Transamerica AB Dynamic Allocation VP on May 1, 2015.
Transamerica Aegon Government Money Market VP	Transamerica Aegon Money Market VP was renamed Transamerica Aegon Government Money Market VP on May 1, 2016.
Transamerica Aegon High Yield Bond VP	N/A
Transamerica Aegon U.S. Government Securities VP	N/A
Transamerica American Funds Managed Risk VP	N/A
Transamerica Barrow Hanley Dividend Focused VP	Transamerica BlackRock Large Cap Value VP was renamed Transamerica Barrow Hanley Dividend Focused VP on May 1, 2013.
Transamerica BlackRock Equity Smart Beta 100 VP2	N/A
Transamerica BlackRock Global Allocation VP	N/A
Transamerica BlackRock Global Allocation Managed Risk - Balanced VP	N/A
Transamerica BlackRock Global Allocation Managed Risk - Growth VP	N/A
Transamerica BlackRock Smart Beta 50 VP2	N/A
Transamerica BlackRock Smart Beta 75 VP2	N/A
Transamerica BlackRock Tactical Allocation VP	N/A
Transamerica Clarion Global Real Estate Securities VP	N/A
Transamerica Greystone International Growth VP	Transamerica MFS International Equity VP was renamed Transamerica Greystone International Growth VP on May 1, 2018.
Transamerica International Equity Index VP3	N/A
Transamerica Janus Balanced VP	N/A
Transamerica Janus Mid-Cap Growth VP	Transamerica Morgan Stanley Mid-Cap Growth VP was renamed Transamerica Janus Mid-Cap Growth VP on May 1, 2016.
Transamerica Jennison Growth VP	N/A
Transamerica JPMorgan Asset Allocation – Conservative VP	Transamerica Asset Allocation – Conservative VP was renamed Transamerica JPMorgan Asset Allocation – Conservative VP on January 12, 2018.
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Portfolio Name	Portfolio Name History
Transamerica JPMorgan Asset Allocation – Growth VP	Transamerica Asset Allocation – Growth VP was renamed Transamerica JPMorgan Asset Allocation – Growth VP on January 12, 2018.
Transamerica JPMorgan Asset Allocation – Moderate Growth VP	Transamerica Asset Allocation – Moderate Growth VP was renamed Transamerica JPMorgan Asset Allocation – Moderate Growth VP on January 12, 2018.
Transamerica JPMorgan Asset Allocation – Moderate VP	Transamerica Asset Allocation – Moderate VP was renamed Transamerica JPMorgan Asset Allocation – Moderate VP on January 12, 2018.
Transamerica JPMorgan Core Bond VP	N/A
Transamerica JPMorgan Enhanced Index VP	N/A
Transamerica JPMorgan International Moderate Growth VP	Transamerica International Moderate Growth VP was renamed Transamerica JPMorgan International Moderate Growth VP on January 12, 2018.
Transamerica JPMorgan Mid Cap Value VP	N/A
Transamerica JPMorgan Tactical Allocation VP	N/A
Transamerica Legg Mason Dynamic Allocation – Balanced VP	N/A
Transamerica Legg Mason Dynamic Allocation – Growth VP	N/A
Transamerica Levin Large Cap Value VP4	N/A
Transamerica Madison Balanced Allocation VP	N/A
Transamerica Madison Conservative Allocation VP	N/A
Transamerica Madison Diversified Income VP	N/A
Transamerica Managed Risk – Balanced ETF VP	Transamerica Vanguard ETF Portfolio – Balanced VP was renamed Transamerica Managed Risk – Balanced ETF VP on July 1, 2015. Transamerica Index 50 VP was renamed Transamerica Vanguard ETF Portfolio – Balanced VP on May 1, 2013.
Transamerica Managed Risk – Conservative ETF VP	Transamerica Vanguard ETF Portfolio – Conservative VP was renamed Transamerica Managed Risk – Conservative ETF VP on July 1, 2015. Transamerica Index 35 VP was renamed Transamerica Vanguard ETF Portfolio – Conservative VP on May 1, 2013.
Transamerica Managed Risk – Growth ETF VP	Transamerica Vanguard ETF Portfolio – Growth VP was renamed Transamerica Managed Risk – Growth ETF VP on July 1, 2015. Transamerica Index 75 VP was renamed Transamerica Vanguard ETF Portfolio – Growth VP on May 1, 2013.
Transamerica Market Participation Strategy VP	N/A
Transamerica Morgan Stanley Capital Growth VP	N/A
Transamerica Multi-Managed Balanced VP	N/A
Transamerica Multi-Manager Alternative Strategies VP	N/A
Transamerica PIMCO Tactical – Balanced VP	N/A
Transamerica PIMCO Tactical – Conservative VP	N/A
Transamerica PIMCO Tactical – Growth VP	N/A
Transamerica PIMCO Total Return VP	N/A
Transamerica PineBridge Inflation Opportunities VP	Transamerica PIMCO Real Return TIPS VP was renamed Transamerica PineBridge Inflation Opportunities VP on November 10, 2014.
Transamerica ProFund UltraBear VP	N/A
Transamerica QS Investors Active Asset Allocation – Conservative VP	Transamerica Aegon Active Asset Allocation – Conservative VP was renamed Transamerica QS Investors Active Asset Allocation – Conservative VP on July 1, 2015.
Transamerica QS Investors Active Asset Allocation – Moderate Growth VP	Transamerica Aegon Active Asset Allocation – Moderate Growth VP was renamed Transamerica QS Investors Active Asset Allocation – Moderate Growth VP on July 1, 2015.
Transamerica QS Investors Active Asset Allocation – Moderate VP	Transamerica Aegon Active Asset Allocation – Moderate VP was renamed Transamerica QS Investors Active Asset Allocation – Moderate VP on July 1, 2015.
Transamerica Small/Mid Cap Value VP	Transamerica Systematic Small/Mid Cap Value VP was renamed Transamerica Small/Mid Cap Value VP on December 5, 2016.
Transamerica T. Rowe Price Small Cap VP	N/A
Transamerica Torray Concentrated Growth VP	Transamerica BNP Paribas Large Cap Growth VP was renamed Transamerica Torray Concentrated Growth on May 1, 2014.
Transamerica Multi Managed Large Cap Core VP was renamed Transamerica BNP Paribas Large Cap Growth VP on May 1, 2013.
Transamerica TS&W International Equity VP	Transamerica Morgan Stanley Active International Allocation VP was renamed Transamerica TS&W International Equity VP on May 1, 2013.
Transamerica U.S. Equity Index VP3	N/A
Transamerica WMC US Growth VP	Transamerica WMC Diversified Growth VP was renamed Transamerica WMC US Growth VP on July 1, 2014.
Transamerica WMC US Growth II VP	Transamerica WMC Diversified Growth II VP was renamed Transamerica WMC US Growth II VP on July 1, 2014.
The footnote references below are intended for use as relevant to each applicable table included in this SAI:
[1]	Transamerica 60/40 Allocation VP commenced operations on January 12, 2018, and as such, there is no historical information for the fiscal years ended December 31, 2015, December 31, 2016 and December 31, 2017.
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[2]	Transamerica BlackRock Equity Smart Beta 100 VP, Transamerica BlackRock Smart Beta 50 VP and Transamerica BlackRock smart Beta 75 VP commenced operations on March 21, 2016, and as such, there is no historical information for the fiscal year ended December 31, 2015.
[3]	Transamerica International Equity Index VP and Transamerica U.S. Equity Index VP commenced operations on May 1, 2017, and as such, there is no historical information for the fiscal years ended December 31, 2015 and December 31, 2016.
[4]	Transamerica Levin Large Cap Value VP commenced operations on September 29, 2017, and as such, there is no historical information for the fiscal years ended December 31, 2015 and December 31, 2016.
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Investment Objectives, Policies, Practices and Associated Risk Factors
The investment objective of each portfolio and the strategies each portfolio employs to achieve its objective are described in each portfolio’s prospectus. There can be no assurance that a portfolio will achieve its objective.
State insurance laws and regulations may impose additional limitations on the portfolio’s investments, including the portfolio’s ability to borrow, lend and use options, futures and other derivative instruments. In addition, such laws and regulations may require that a portfolio’s investments meet additional diversification or other requirements.
As indicated in the portfolios’ prospectus in the section entitled “Additional Information,” each portfolio’s investment objective and, unless otherwise noted, its investment policies and techniques may be changed by the portfolios’ Board of Trustees without approval of shareholders. A change in the investment objective or policies of a portfolio may result in the portfolio having an investment objective or policies different from those which a shareholder deemed appropriate at the time of investment.
Investment Policies
Fundamental Investment Policies
Fundamental investment policies of each portfolio may not be changed without the vote of a majority of the outstanding voting securities of the portfolio, defined under the 1940 Act as the lesser of (a) 67% or more of the voting securities of the portfolio present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities of the portfolio are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the portfolio.
Each portfolio has adopted, except as otherwise noted, the following fundamental policies:
1. Borrowing
The portfolio may not borrow money, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction.
2. Underwriting Securities
The portfolio may not engage in the business of underwriting the securities of other issuers except as permitted by the 1940 Act.
3. Making Loans
The portfolio may make loans only as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
4. Senior Securities
The portfolio may not issue any senior security, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction.
5. Real Estate
The portfolio may not purchase or sell real estate except as permitted by the 1940 Act.
6. Commodities
The portfolio may not purchase physical commodities or contracts relating to physical commodities, except as permitted from time to time under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction.
7. Concentration of Investments
The portfolio may not make any investment if, as a result, the portfolio’s investments will be concentrated in any one industry, as the relevant terms are used in the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.
The fundamental policy set forth above in (7) relating to concentration does not pertain to Transamerica Clarion Global Real Estate Securities VP, Transamerica International Equity Index VP or Transamerica U.S. Equity Index VP.
The following fundamental policy pertains to Transamerica Clarion Global Real Estate Securities VP:
The portfolio may not make any investment if, as a result, the portfolio’s investments will be concentrated in any one industry, as the relevant terms are used in the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time; except that the portfolio will concentrate in securities of issuers in the real estate industry.
The following fundamental policy pertains to Transamerica International Equity Index VP and Transamerica U.S. Equity Index VP:
The portfolio may not make any investment if, as a result, the portfolio’s investments will be concentrated in any one industry, as the relevant terms are used in the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time; provided that the portfolio reserves the right to concentrate in any industry in which the index that the portfolio tracks becomes concentrated to approximately the same degree during the same period.
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Solely for purposes of the above fundamental investment policies, the “1940 Act” shall mean the Investment Company Act of 1940 and the rules and regulations thereunder, all as amended from time to time, or other successor law governing the regulation of investment companies, or interpretations or modifications thereof by the U.S. Securities and Exchange Commission (the “SEC”), SEC staff or other authority, or exemptive or other relief or permission from the SEC, SEC staff or other authority.
Additional Information about Fundamental Investment Policies
The following provides additional information about each portfolio’s fundamental investment policies. This information does not form part of the portfolios’ fundamental investment policies.
With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a portfolio to borrow money in amounts of up to one-third of the portfolio’s total assets from banks for any purpose, and to borrow up to 5% of the portfolio’s total assets from banks or other lenders for temporary purposes (the portfolio’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires the portfolio to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the portfolio’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.
With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a portfolio from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a portfolio to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the portfolio’s underwriting commitments, when added to the value of the portfolio’s investments in issuers where the portfolio owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A portfolio engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. Although it is not believed that the application of the 1933 Act provisions described above would cause a portfolio to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the portfolio from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the portfolio may be considered to be an underwriter under the 1933 Act.
With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a portfolio from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets. Each portfolio will be permitted by this policy to make loans of money, including to other funds, portfolio securities or other assets. Each portfolio has obtained exemptive relief from the SEC to make short term loans to other Transamerica portfolios through a credit facility in order to satisfy redemption requests or to cover unanticipated cash shortfalls; as discussed below under “Additional Information - Interfund Lending”. The conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending, however no lending activity is without risk.
With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as portfolio obligations that have a priority over the portfolio’s shares with respect to the payment of dividends or the distribution of portfolio assets. The 1940 Act prohibits a portfolio from issuing senior securities, except that the portfolio may borrow money in amounts of up to one-third of the portfolio’s total assets from banks for any purpose. A portfolio also may borrow up to 5% of the portfolio’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a portfolio can increase the speculative character of the portfolio’s outstanding shares through leveraging.
With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a portfolio from owning real estate; however, a portfolio is limited in the amount of illiquid assets it may purchase. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a portfolio’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent a portfolio from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, mortgage-backed securities (“MBS”) instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. In addition, owners of real estate may be subject to various liabilities, including environmental liabilities.
With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a portfolio from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a portfolio is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a portfolio’s purchases of illiquid securities to 15% of net assets.
With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a portfolio’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the
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U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions (excluding private activity municipal securities backed principally by non-governmental issuers); and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers based solely on their domicile in a single jurisdiction or country as an issuer’s domicile will not be considered an industry for purposes of the policy. A type of investment (e.g., equity securities, fixed income securities, investment companies, etc.) will not be considered to be an industry under the policy. The policy also will be interpreted to give broad authority to a portfolio as to how to reasonably classify issuers within or among industries. For purposes of determining compliance with its concentration policy, each portfolio will consider the holdings of any underlying Transamerica-sponsored mutual funds in which the portfolio invests. The portfolios have been advised by the SEC staff that the staff currently views securities issued by a foreign government to be in a single industry for purposes of calculating applicable limits on concentration.
The portfolios’ fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC, its staff and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the practice will be considered to be permitted if either the 1940 Act permits the practice or the 1940 Act does not prohibit the practice.
Except for the fundamental policy on borrowing set forth in (1) above, if any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in the percentage resulting from a change in values or assets will not constitute a violation of such restriction.
The investment practices described above involve risks. Please see your portfolio’s prospectus and this SAI for a description of certain of these risks.
Non-Fundamental Policies
The portfolios have adopted the following non-fundamental policies, which may be changed by the Board of the Trust without shareholder approval.
1.	Illiquid investments (all portfolios)
No portfolio may purchase any security if, as a result, more than 15% of its net assets (5% of total assets with respect to Transamerica Aegon Government Money Market VP) would be invested in illiquid securities.
2.	Purchasing securities on margin (all portfolios)
No portfolio may purchase securities on margin except to obtain such short-term credits as are necessary for the clearance of transactions, provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts and other derivative instruments shall not constitute purchasing securities on margin.
3.	Underlying funds in funds-of-funds investment limitation (applicable portfolios: all portfolios except Transamerica 60/40 Allocation VP, Transamerica BlackRock Tactical Allocation VP, Transamerica JPMorgan Asset Allocation - Conservative VP, Transamerica JPMorgan Asset Allocation - Growth VP, Transamerica JPMorgan Asset Allocation - Moderate Growth VP, Transamerica JPMorgan Asset Allocation - Moderate VP, Transamerica JPMorgan International Moderate Growth VP, Transamerica Madison Balanced Allocation VP, Transamerica Madison Conservative Allocation VP, Transamerica Multi-Manager Alternative Strategies VP)
No portfolio may acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on the provisions of Section 12(d)(1)(F) or Section 12(d)(1)(G) of the Investment Company Act of 1940, as amended. This policy does not prevent a portfolio from investing in securities of registered open-end investment companies or registered unit investment trusts in reliance on any other provision of applicable law or regulation.
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Additional Information Regarding Investment Practices
Each portfolio’s principal investment strategies are set forth in its prospectus.
This section further explains policies and strategies utilized by the portfolios.
Please refer to each portfolio’s prospectus and investment restrictions for the policies and strategies pertinent to a particular portfolio.
Unless otherwise indicated, all limitations applicable to portfolio investments (as stated in the prospectus and elsewhere in this SAI) apply only at the time a transaction is entered into. If a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in credit quality, will not constitute a violation of that limitation. There is no limit on the ability of a portfolio to make any type of investment or to invest in any type of security, except as expressly stated in the prospectus or in this SAI or as imposed by law. Derivate instruments are taken into account when determining compliance with a portfolio's 80% policy and any other investment limitations expressed as a percentage of assets.
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Recent Market Events
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or were forced to restructure, their debts. These market conditions may continue, worsen or spread.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support, including interest rate increases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which a portfolio invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not a portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the portfolio’s investments may be negatively affected.
Europe—Recent Events. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, on June 23, 2016 voters in the United Kingdom approved withdrawal from the European Union. On March 29, 2017, the United Kingdom formally notified the European Council of its intention to leave the European Union; as a result, the United Kingdom will remain a member state, subject to European Union law with privileges to provide services under the single market directives, for at least two years from that date. Given the size and importance of the United Kingdom’s economy, uncertainty about its legal, political, and economic relationship with the remaining member states of the European Union may continue to be a source of instability. Moreover, other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. The Ukraine has experienced ongoing military conflict; this conflict may expand and military conflicts could potentially occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets. Whether or not a portfolio invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the portfolio’s investments.
Debt Securities and Fixed-Income Investing
Debt securities include securities such as corporate bonds and debentures; commercial paper; trust preferreds, debt securities issued by the U.S. government, its agencies and instrumentalities; or foreign governments; asset-backed securities; collateralized-mortgage obligations (“CMOs”); zero coupon bonds; floating rate, inverse floating rate and index obligations; “strips”; structured notes; and pay-in-kind and step securities.
Fixed-income investing is the purchase of a debt security that maintains a level of income that does not change, at least for some period of time. When a debt security is purchased, the portfolio owns “debt” and becomes a creditor to the company or government.
Consistent with each portfolio's investment policies, a portfolio may invest in debt securities, which may be referred to as fixed income instruments. These may include securities issued by the U.S. government, its agencies or government-sponsored enterprises; corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities, event-linked bonds and loan participations; delayed funding loans and revolving credit facilities; bank certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by state or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities. Consistent with its investment policies, a portfolio may invest in derivatives based on fixed income instruments.
Generally, a portfolio uses the terms “debt security,” “bond,” “fixed income instrument” and “fixed income security” interchangeably, and these terms are interpreted broadly by the portfolios and include instruments that are intended to provide one or more of the characteristics of a direct investment in one or more debt securities. As new debt securities are developed, the portfolios may invest in those securities as well.
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Maturity and Duration: The maturity of a fixed income security is a measure of the time remaining until the final payment on the security is due. For simple fixed income securities, duration indicates the average time at which the security’s cash flows are to be received. For simple fixed income securities with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, a current coupon bullet bond with a maturity of 3.5 years will have a duration of approximately three years. In general, the lower the stated or coupon rate of interest of a fixed income security, the closer its duration will be to its final maturity; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter its duration will be compared to its final maturity. The determination of duration becomes more complex when fixed income securities with features like floating coupon payments, optionality, prepayments, and structuring are evaluated. There are differing methodologies for computing effective duration prevailing in the industry. As a result, different investors may estimate duration differently.
Debt and fixed-income securities share three principal risks. First, the level of interest income generated by a portfolio’s fixed income investments may decline due to a decrease in market interest rates. If rates decline, when a portfolio’s fixed income securities mature or are sold, they may be replaced by lower-yielding investments. Second, the values of fixed income securities fluctuate with changes in interest rates. A decrease in interest rates will generally result in an increase in the value of a portfolio’s fixed income investments. Conversely, during periods of rising interest rates, the value of a portfolio’s fixed income investments will generally decline. However, a change in interest rates will not have the same impact on all fixed rate securities. For example, the magnitude of these fluctuations will generally be greater when a portfolio’s duration or average maturity is longer. Third, certain fixed income securities are subject to credit risk, which is the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is unable to pay.
Mortgage-Backed Securities
Mortgage-backed securities may be issued or guaranteed by the U.S. government, its agencies or instrumentalities, or private issuers such as banks, insurance companies, and savings and loans. Some of these securities, such as Government National Mortgage Association (“GNMA”) certificates, are backed by the full faith and credit of the U.S. Treasury while others, such as Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federated National Mortgage Association (“Fannie Mae”) certificates, are not. The U.S. government has provided recent financial support to Fannie Mae and Freddie Mac, but there can be no assurance that it will support these or other government-sponsored entities in the future.
Mortgage-backed securities represent interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the portfolio. These securities are often subject to more rapid repayment than their stated maturity dates would indicate as a result of principal prepayments on the underlying loans. This can result in significantly greater price and yield volatility than with traditional fixed-income securities. During periods of declining interest rates, prepayments can be expected to accelerate which will shorten these securities’ weighted average life and may lower their return. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the weighted average life of these securities which generally would cause their values to fluctuate more widely in response to changes in interest rates.
The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the federal agency or private institution that issued or guarantees them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.
Mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, are not subject to a portfolio’s industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. government securities. In the case of privately issued mortgage-related securities, the portfolios may take the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries.
As noted above, there are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage related securities and among the securities that they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the U.S. GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the U.S. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to the timely payment of the principal and interest by Fannie Mae. Mortgage-related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). Freddie Mac is a corporate instrumentality of the U.S., created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the U.S. or by any Federal Home Loan Banks and do not constitute a debt or obligation of the U.S. or of any Federal Home Loan Bank. Freddie Macs entitle the holder to the timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or the timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.
CMOs, which are debt obligations collateralized by mortgage loans or mortgage pass-through securities, provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs frequently elect to be taxed
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as pass-through entities known as real estate mortgage investment conduits. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in many ways. In most cases, however, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. The classes may include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until other specified classes have been retired and are converted thereafter to interest-paying securities. They may also include planned amortization classes which generally require, within certain limits, that specified amounts of principal be applied on each payment date, and generally exhibit less yield and market volatility than other classes. In many cases, CMOs are issued or guaranteed by the U.S. government or its agencies or instrumentalities or may be collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality. Certain CMOs in which a portfolio may invest are not guaranteed by the U.S. government or its agencies or instrumentalities.
Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a portfolio’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a portfolio may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.
The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer’s underlying asset portfolio and, in certain cases, the issuer’s ability to issue replacement securities (such as asset-backed commercial paper). As a result, a portfolio could experience losses in the event of credit or market value deterioration in the issuer’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer’s inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by a portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. If mortgage-backed securities or asset-backed securities are bought at a discount, however, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income.
Unlike mortgage-backed securities issued or guaranteed by the U.S. government or one of its sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by a special purpose vehicle in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “over-collateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. A portfolio may also buy mortgage-backed securities without insurance or guarantees.
If a portfolio purchases subordinated mortgage-backed securities, the payments of principal and interest on the portfolio’s subordinated securities generally will be made only after payments are made to the holders of securities senior to the portfolio’s securities. Therefore, if there are defaults on the underlying mortgage loans, a portfolio will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss. Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in a portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
In addition, mortgage-backed securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had, in many cases, higher default rates than those loans that meet government underwriting requirements.
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The risk of non-payment is greater for mortgage-backed securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.
Asset-Backed Securities
Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, which are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. The pool of assets generally represents the obligations of a number of different parties.
Asset-backed securities have many of the same characteristics and risks as the mortgage-backed securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.
Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. government or its agencies or government-sponsored entities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) which may be affiliated or unaffiliated with the issuers of such securities. In addition, such securities generally will have remaining estimated lives at the time of purchase of five years or less.
Asset-backed securities frequently carry credit protection in the form of extra collateral, subordinated certificates, cash reserve accounts, letters of credit or other enhancements. For example, payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements. Other types of asset-backed securities include those that represent interest in pools of corporate bonds (such as collateralized bond obligations or “CBOs”), bank loans (such as collateralized loan obligations or “CLOs”) and other debt obligations (such as collateralized debt obligations or “CDOs”).
Asset-backed security values may also be affected by factors such as changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement and the exhaustion of any credit enhancement. The risks of investing in asset-backed securities depend upon payment of the underlying loans by the individual borrowers (i.e., the backing asset). In its capacity as purchaser of an asset-backed security, a portfolio would generally have no recourse to the entity that originated the loans in the event of default by the borrower. If a letter of credit or other form of credit enhancement is exhausted or otherwise unavailable, holders of asset-backed securities may experience delays in payments or losses if the full amounts due on underlying assets are not realized. Asset-backed securities may also present certain additional risks related to the particular type of collateral. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Asset-backed securities are also subject to prepayment risk, which may shorten the weighted average life of such securities and may lower their return. In addition, asset backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.
Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other securities, which could result in possible losses to a portfolio. In addition, the secondary market for asset-backed securities may not be as liquid as the market for other securities which may result in a portfolio’s experiencing difficulty in selling or valuing asset-backed securities.
Corporate Debt Securities
Corporate debt securities exist in great variety, differing from one another in quality, maturity, and call or other provisions. Lower-grade bonds, whether rated or unrated, usually offer higher interest income, but also carry increased risk of default. Corporate bonds may be secured or unsecured, senior to or subordinated to other debt of the issuer, and, occasionally, may be guaranteed by another entity. In addition, they may carry other features, such as those described under “Convertible Securities” and “Variable or Floating Rate Securities,” or have special features such as the right of the holder to shorten or lengthen the maturity of a given debt instrument, rights to purchase additional securities, rights to elect from among two or more currencies in which to receive interest or principal payments, or provisions permitting the holder to participate in earnings of the issuer or to participate in the value of some specified commodity, financial index, or other measure of value.
Commercial Paper
Commercial paper refers to short-term unsecured promissory notes issued by commercial and industrial corporations to finance their current operations. Commercial paper may be issued at a discount and redeemed at par, or issued at par with interest added at maturity. The interest or discount rate depends on general interest rates, the credit standing of the issuer, and the maturity of the note, and generally moves in tandem with rates on large CDs and Treasury bills. An established secondary market exists for commercial paper, particularly that of stronger issuers which are rated by Moody’s Investors Service (“Moody’s”) and Standard & Poor’s Rating Group (“S&P”). Investments in commercial paper are subject to the risks that general interest rates will rise, that the credit standing or rating of the issuer will fall, or that the secondary market in the issuer’s notes will become too limited to permit their liquidation at a reasonable price.
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Commercial paper includes asset-backed commercial paper (“ABCP”) that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP, which may be included in revolving pools of assets with large numbers of obligors, include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to a portfolio investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However, there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.
Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral, and a portfolio may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A portfolio purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.
Bank Obligations
Bank obligations include dollar-denominated CDs, time deposits and bankers’ acceptances and other short-term debt obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. CDs are short-term, unsecured, negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banks for specified periods of time at stated interest rates. Bankers’ acceptances are negotiable time drafts drawn on commercial banks usually in connection with international transactions.
Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (“FDIC”). Domestic banks organized under state law are supervised and examined by state banking authorities, but are members of the Federal Reserve System only if they elect to join. Most state institutions are insured by the FDIC (although such insurance may not be of material benefit to a portfolio, depending upon the principal amount of obligations of each held by the portfolio) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, domestic banks are, among other things, generally required to maintain specified levels of reserves and are subject to other supervision and regulation designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.
Obligations of foreign branches and subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and time deposits, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.
Obligations of domestic branches of foreign banks may be general obligations of the parent bank, in addition to the issuing branch, or may be limited by the terms of a specific obligation and by state and federal regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (i) pledge to the regulator, by depositing assets with a designated bank within the state; and (ii) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank.
The portfolios have established certain minimum credit quality standards for bank obligations in which they invest.
Bank Capital Securities: Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of trust preferred securities. Tier II securities are commonly thought of as hybrids of debt and preferred stock, are often perpetual (with no maturity date), callable and, under certain conditions, allow for the issuer bank to withhold payment of interest until a later date.
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Collateralized Debt Obligations
Collateralized debt obligations (“CDOs”) include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust or other special purpose entity (“SPE”) which is typically backed by a diversified pool of fixed income securities (which may include high-risk, below-investment-grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect a portfolio against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly. CDOs may charge management fees and administrative expenses, which are in addition to those of a portfolio.
For both CBOs and CLOs, the cashflows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of subordinate tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.
The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a portfolio as illiquid securities. However, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the risks typically associated with fixed income securities discussed elsewhere in this SAI and a portfolio’s prospectus (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the collateral may decline in value or default; (iii) a portfolio may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly.
Zero Coupon, Step Coupon, Deferred Payment, Stripped and Pay-In-Kind Securities
Zero coupon bonds are issued and traded at a discount from their face values. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds are issued and trade at a discount from their face values and pay coupon interest. The coupon rate typically is low for an initial period and then increases to a higher coupon rate thereafter. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Stripped securities are securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero coupon bonds. Pay-in-kind securities may pay all or a portion of their interest or dividends in the form of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities.
Federal income tax law requires holders of zero coupon, step coupon and deferred payment securities to report the portion of the original issue discount on such securities that accrues that year as interest income, even if prior to the receipt of the corresponding cash payment. In order to avoid a portfolio-level tax, a portfolio must distribute each year substantially all of its taxable income, including original issue discount accrued on zero coupon, step coupon or deferred payment securities. Because a portfolio may not receive full or even any cash payments on a current basis in respect of accrued original-issue discount on zero coupon, step coupon or deferred payment securities, in some years a portfolio may have to distribute cash obtained from other sources in order to satisfy those distribution requirements. A portfolio might obtain such cash from selling other portfolio holdings. These actions may reduce the assets to which a portfolio’s expenses could be allocated and may reduce the rate of return for the portfolio. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the portfolio to sell the securities at the time.
Generally, the market prices of zero coupon, step coupon, deferred payment, stripped and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality. Investments in zero coupon and step coupon bonds may be more speculative and subject to greater fluctuations in value because of changes in interest rates than bonds that pay interest currently.
Repurchase Agreements
In a repurchase agreement, a portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon incremental amount which typically is unrelated to the coupon rate or maturity of the purchased security and represents compensation to the seller for use of the purchased security. A repurchase agreement involves the obligation of the seller to
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pay the agreed-upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed-upon resale price and marked-to-market daily) of the underlying security or collateral. All repurchase agreements entered into by a portfolio are fully collateralized at all times during the period of the agreement.
Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. Repurchase agreements involve risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a portfolio’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the portfolio seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement.
A portfolio may, together with other registered investment companies managed by the portfolio’s sub-adviser or its affiliates, transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements, including tri-party subcustody repurchase arrangements.
Convertible Securities
Convertible securities are fixed income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed income and equity securities. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A significant feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so they may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock.
As fixed income securities, convertible securities provide for a stream of income. The yields on convertible securities generally are higher than those of common stocks. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, a convertible security offers the potential for capital appreciation through the conversion feature, enabling the holder to benefit from increases in the market price of the underlying common stock.
Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.
DECS (“Dividend Enhanced Convertible Stock,” or “Debt Exchangeable for Common Stock” when-issued as a debt security) offer a substantial dividend advantage with the possibility of unlimited upside potential if the price of the underlying common stock exceeds a certain level. DECS convert to common stock at maturity. The amount received is dependent on the price of the common stock at the time of maturity. DECS contain two call options at different strike prices. The DECS participate with the common stock up to the first call price. They are effectively capped at that point unless the common stock rises above a second price point, at which time they participate with unlimited upside potential.
PERCS (“Preferred Equity Redeemable Stock,” convert into an equity issue that pays a high cash dividend, has a cap price and mandatory conversion to common stock at maturity) offer a substantial dividend advantage, but capital appreciation potential is limited to a predetermined level. PERCS are less risky and less volatile than the underlying common stock because their superior income mitigates declines when the common stock falls, while the cap price limits gains when the common stock rises.
In evaluating investment in a convertible security, primary emphasis will be given to the attractiveness of the underlying common stock. The convertible debt securities in which a portfolio may invest are subject to the same rating criteria as the portfolio’s investment in non-convertible debt securities.
Unlike a convertible security which is a single security, a synthetic convertible security is comprised of two distinct securities that together resemble convertible securities in certain respects. Synthetic convertible securities are created by combining non-convertible bonds or preferred shares with common stocks, warrants or stock call options. The options that will form elements of synthetic convertible securities will be listed on a securities exchange or on NASDAQ. The two components of a synthetic convertible security, which will be issued with respect to the same entity, generally are not offered as a unit, and may be purchased and sold by a portfolio at different times. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in synthetic convertible securities involves the risk normally involved in holding the securities comprising the synthetic convertible security.
High Yield Securities
Debt securities rated below investment grade (lower than Baa as determined by Moody’s, lower than BBB as determined by S&P or Fitch, Inc.) or, if unrated, determined to be below investment grade by a portfolio’s sub-adviser, are commonly referred to as “lower grade debt securities” or “junk bonds.” Generally, such securities offer a higher current yield than is offered by higher rated securities, but also are
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predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. Lower grade debt securities generally are unsecured and frequently subordinated to the prior payment of senior indebtedness. In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower rated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for a portfolio to obtain accurate market quotations for purposes of valuing its securities and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for a portfolio to purchase and may also have the effect of limiting the ability of a portfolio to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.
Lower rated debt securities also present risks based on payment expectations. If an issuer calls the obligation for redemption, a portfolio may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the principal value of bonds moves inversely with movements in interest rates; in the event of rising interest rates, the value of the securities held by a portfolio may decline more than a portfolio consisting of higher rated securities. If a portfolio experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the portfolio and increasing the exposure of the portfolio to the risks of lower rated securities.
Subsequent to its purchase by a portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by a portfolio. Neither event will require sale of these securities by a portfolio, but a sub-adviser will consider the event in determining whether the portfolio should continue to hold the security.
Distressed Debt Securities
Distressed debt securities are debt securities that are purchased in the secondary market and are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by a portfolio or are rated in the lower rating categories (Ca or lower by Moody’s and CC or lower by S&P) or which, if unrated, are in the judgment of a sub-adviser of equivalent quality. Investment in distressed debt securities is speculative and involves significant risk. The risks associated with high-yield securities are heightened by investing in distressed debt securities.
A portfolio will generally make such investments only when the portfolio’s sub-adviser believes it is reasonably likely that the issuer of the distressed debt securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the portfolio will receive new securities (e.g., equity securities). However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a portfolio makes its investment in distressed debt securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that the portfolio will receive any interest payments on the distressed debt securities, the portfolio will be subject to significant uncertainty as to whether or not the exchange offer or plan will be completed and the portfolio may be required to bear certain extraordinary expenses to protect or recover its investment. Even if an exchange offer is made or plan of reorganization is adopted with respect to the distressed debt securities held by a portfolio, there can be no assurance that the securities or other assets received by the portfolio in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the portfolio upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of a portfolio’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed debt securities, the portfolio may be restricted from disposing of such securities.
Defaulted Securities
Defaulted securities are debt securities on which the issuer is not currently making interest payments. Generally, a portfolio will invest in defaulted securities only when its sub-adviser believes, based upon analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments, that the securities offer an unusual opportunity for capital appreciation or that other advantageous developments appear likely in the future. Notwithstanding a sub-adviser’s belief as to the resumption of income payments, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:
Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial, or at times even total, losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.
A portfolio will limit holdings of any such securities to amounts that its sub-adviser (if applicable) believes could be readily sold, and its holdings of such securities would, in any event, be limited so as not to limit the portfolio’s ability to readily dispose of securities to meet redemptions.
Structured Notes and Related Instruments
“Structured” notes and other related instruments are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of
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securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies and frequently are assembled in the form of medium-term notes, but a variety of forms is available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Investment in indexed securities and structured notes involves certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain indexed securities or structured notes, a decline in the reference instrument may cause the interest rate to be reduced to zero, and any further declines in the reference instrument may then reduce the principal amount payable on maturity. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.
U.S. Government Securities
U.S. Government obligations generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. Examples of the types of U.S. government securities that a portfolio may hold include the Federal Housing Administration, Small Business Administration, General Services Administration, Federal Farm Credit Banks, Federal Intermediate Credit Banks, and Maritime Administration. U.S. government securities may be supported by the full faith and credit of the U.S. government (such as securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Bank); by the discretionary authority of the U.S. government to purchase the agency’s obligations (such as securities of Fannie Mae); or only by the credit of the issuing agency.
Examples of agencies and instrumentalities which may not always receive financial support from the U.S. government are: Federal Land Banks; Central Bank for Cooperatives; Federal Intermediate Credit Banks; Federal Home Loan Banks; Farmers Home Administration; and Fannie Mae.
Obligations guaranteed by U.S. government agencies or government-sponsored entities include issues by non-government-sponsored entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. In the case of obligations not backed by the full faith and credit of the U.S., a portfolio must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. itself in the event the agency or instrumentality does not meet its commitments. Neither the U.S. government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. Therefore, the market value of such securities will fluctuate in response to changes in interest rates.
On August 5, 2011, S& P lowered the long-term sovereign credit rating assigned to the U.S. to AA+ with a negative outlook. On June 10, 2013, S&P revised the negative outlook to a stable outlook. The long-term impact of the downgrade or the impact of any potential future downgrades are unknown and could negatively impact the portfolios.
Variable and Floating Rate Securities
Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate.
The interest rate on a floating rate debt instrument (a “floater”) is a variable rate which is tied to another interest rate, such as a corporate bond index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters may provide a portfolio with a certain degree of protection against rising interest rates, although a portfolio will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.
The interest rate on an inverse floating rate debt instrument (an “inverse floater”) resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.
A floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in some floaters is associated with greater volatility in their market values.
Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a portfolio to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that a portfolio is not entitled to exercise its demand rights, and a portfolio could, for these or other reasons, suffer a loss
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with respect to such instruments. In determining average-weighted portfolio maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time a portfolio involved can recover payment of principal as specified in the instrument, depending on the type of instrument involved.
Variable rate master demand notes are unsecured commercial paper instruments that permit the indebtedness thereunder to vary and provide for periodic adjustment in the interest rate. Because variable rate master demand notes are direct lending arrangements between a portfolio and the issuer, they are not normally traded.
Although no active secondary market may exist for these notes, a portfolio may demand payment of principal and accrued interest at any time or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy a sub-adviser that the ratings are within the two highest ratings of commercial paper.
In addition, when purchasing variable rate master demand notes, a sub-adviser will consider the earning power, cash flows, and other liquidity ratios of the issuers of the notes and will continuously monitor their financial status and ability to meet payment on demand.
In the event an issuer of a variable rate master demand note defaulted on its payment obligations, a portfolio might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.
All portfolios (except Transamerica JPMorgan Core Bond VP) will not invest more than 5% of their assets in inverse floaters. Transamerica JPMorgan Core Bond VP will not invest more than 10% of its assets in inverse floaters.
Municipal Securities
Municipal securities generally include debt obligations (bonds, notes or commercial paper) issued by or on behalf of any of the 50 states and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participation or other interests in these securities and other related investments. Although the interest paid on municipal securities is generally excluded from gross income, a portfolio’s distributions of interest paid on municipal securities will be subject to tax when distributed to taxable shareholders unless the portfolio reports the distributions as exempt-interest dividends.
Municipal securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, gas, and electric utilities. They may also be issued to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to loan to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations.
The two principal classifications of municipal securities are “general obligation” securities and “limited obligation” or “revenue” securities. General obligation securities are secured by a municipal issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue security is a function of the economic viability of the facility or revenue source. Revenue securities include private activity bonds (described below) which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal securities may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.
Private Activity Bonds: Private activity bonds are issued by or on behalf of public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction of privately operated industrial facilities, such as warehouse, office, plant and storage facilities and environmental and pollution control facilities. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, repayment of such bonds generally depends on the revenue of a private entity. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors, including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.
Interest income on certain types of private activity bonds issued after August 7, 1986 to finance non-governmental activities is a specific tax preference item for purposes of the federal alternative minimum tax (“AMT”). Bonds issued in 2009 and 2010 generally are not treated as private activity bonds, and interest earned on such bonds generally is not treated as a tax preference item. Investors may be subject to a federal AMT to the extent that the portfolio derives interest from private activity bonds. Although exempt-interest dividends derived from interest income on tax-exempt municipal obligations are generally a component of the “current earnings” adjustment item for purposes of the federal corporate AMT, exempt-interest dividends derived from interest income on municipal obligations issued in 2009 and 2010 generally are not included in the current earnings adjustment.
Industrial Development Bonds: Industrial development bonds (“IDBs”) are issued by public authorities to obtain funds to provide financing for privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass
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transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewerage or solid waste disposal. Although IDBs are issued by municipal authorities, the payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of the real and personal property being financed as security for such payments. IDBs are considered municipal securities if the interest paid is exempt from regular federal income tax. Interest earned on IDBs may be subject to the federal AMT.
Municipal Notes: Municipal notes are short-term debt obligations issued by municipalities which normally have a maturity at the time of issuance of six months to three years. Such notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are normally obligations of the issuing municipality or agency.
Municipal Commercial Paper: Municipal commercial paper is short-term debt obligations issued by municipalities. Although done so infrequently, municipal commercial paper may be issued at a discount (sometimes referred to as Short-Term Discount Notes). These obligations are issued to meet seasonal working capital needs of a municipality or interim construction financing and are paid from a municipality's general revenues or refinanced with long-term debt. Although the availability of municipal commercial paper has been limited, from time to time the amounts of such debt obligations offered have increased, and this increase may continue.
Participation Interests: A participation interest in municipal obligations (such as private activity bonds and municipal lease obligations) gives a portfolio an undivided interest in the municipal obligation in the proportion that the portfolio’s participation interest bears to the total principal amount of the municipal obligation. Participation interests in municipal obligations may be backed by an irrevocable letter of credit or guarantee of, or a right to put to, a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) or insurance policy of an insurance company. A portfolio has the right to sell the participation interest back to the institution or draw on the letter of credit or insurance after a specified period of notice, for all or any part of the full principal amount of the portfolio’s participation in the security, plus accrued interest. Purchase of a participation interest may involve the risk that a portfolio will not be deemed to be the owner of the underlying municipal obligation for purposes of the ability to claim tax exemption of interest paid on that municipal obligation.
Variable Rate Obligations: The interest rate payable on a variable rate municipal obligation is adjusted either at predetermined periodic intervals or whenever there is a change in the market rate of interest upon which the interest rate payable is based. A variable rate obligation may include a demand feature pursuant to which a portfolio would have the right to demand prepayment of the principal amount of the obligation prior to its stated maturity. The issuer of the variable rate obligation may retain the right to prepay the principal amount prior to maturity.
Municipal Lease Obligations: Municipal lease obligations may take the form of a lease, an installment purchase or a conditional sales contract. Municipal lease obligations are issued by state and local governments and authorities to acquire land, equipment and facilities such as state and municipal vehicles, telecommunications and computer equipment, and other capital assets. Interest payments on qualifying municipal leases are exempt from federal income taxes. A portfolio may purchase these obligations directly, or they may purchase participation interests in such obligations. Municipal leases are generally subject to greater risks than general obligation or revenue bonds. State laws set forth requirements that states or municipalities must meet in order to issue municipal obligations; and such obligations may contain a covenant by the issuer to budget for, appropriate, and make payments due under the obligation. However, certain municipal lease obligations may contain “non-appropriation” clauses which provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Accordingly, such obligations are subject to “non-appropriation” risk. While municipal leases are secured by the underlying capital asset, it may be difficult to dispose of such assets in the event of non-appropriation or other default.
Residual Interest Bonds: Residual Interest Bonds (sometimes referred to as inverse floaters) (“RIBs”) are created by brokers by depositing a Municipal Bond in a trust. The trust in turn issues a variable rate security and RIBs. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days, while the RIB holder receives the balance of the income from the underlying Municipal Bond less an auction fee. Therefore, rising short-term interest rates result in lower income for the RIB, and vice versa. An investment in RIBs typically will involve greater risk than an investment in a fixed rate bond. RIBs have interest rates that bear an inverse relationship to the interest rate on another security or the value of an index. Because increases in the interest rate on the other security or index reduce the residual interest paid on a RIB, the value of a RIB is generally more volatile than that of a fixed rate bond. RIBs have interest rate adjustment formulas that generally reduce or, in the extreme, eliminate the interest paid to a portfolio when short-term interest rates rise, and increase the interest paid to a portfolio when short-term interest rates fall. RIBs have varying degrees of liquidity that approximate the liquidity of the underlying bond(s), and the market price for these securities is volatile. RIBs can be very volatile and may be less liquid than other Municipal Bonds of comparable maturity. These securities will generally underperform the market of fixed rate bonds in a rising interest rate environment, but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable.
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Tax-Exempt Commercial Paper: Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short term financing in anticipation of longer term financing. While tax-exempt commercial paper is intended to be repaid from general revenues or refinanced, it frequently is backed by a letter of credit, lending arrangement, note repurchase agreement or other credit facility agreement offered by a bank or financial institution.
Custodial Receipts and Certificates: Custodial receipts or certificates underwritten by securities dealers or banks evidence ownership of future interest payments, principal payments or both on certain municipal obligations. The underwriter of these certificates or receipts typically purchases municipal obligations and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, a portfolio would be typically authorized to assert its rights directly against the issuer of the underlying obligation, a portfolio could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the portfolio may be subject to delays, expenses and risks that are greater than those that would have been involved if the portfolio had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.
Stand-By Commitments: Under a stand-by commitment a dealer agrees to purchase, at a portfolio’s option, specified municipal obligations held by the portfolio at a specified price and, in this respect, stand-by commitments are comparable to put options. A stand-by commitment entitles the holder to achieve same day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A portfolio will be subject to credit risk with respect to an institution providing a stand-by commitment and a decline in the credit quality of the institution could cause losses to the portfolio.
Tender Option Bonds: A tender option bond is a municipal bond (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the institution generally receives periodic fees equal to the difference between the municipal bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par. Thus, after payment of this fee, the security holder would effectively hold a demand obligation that bears interest at the prevailing short-term tax-exempt rate.
Loan Participations and Assignments
Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. A portfolio may participate in such syndications, or can buy part of a loan, becoming a lender. A portfolio’s investment in a loan participation typically will result in the portfolio having a contractual relationship only with the lender and not with the borrower. A portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing a participation, a portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any right of set-off against the borrower, and the portfolio may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, a portfolio may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Some loans may be secured in whole or in part by assets or other collateral. In other cases, loans may be unsecured or may become undersecured by declines in the value of assets or other collateral securing such loan.
When a portfolio purchases a loan assignment from lenders, it will acquire direct rights against the borrowers on the loan. Because assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a portfolio as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.
Certain of the participations or assignments acquired by a portfolio may involve unfunded commitments of the lenders or revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the portfolio would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan documentation. A portfolio may acquire loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including loans of borrowers that have filed for bankruptcy protection. Although loans in which a portfolio may invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, a portfolio could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan.
Because there is no liquid market for commercial loans, the portfolios anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a portfolio’s ability to dispose of particular assignments or participations when necessary to meet redemptions of portfolio shares, to meet the portfolio’s
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liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market also may make it more difficult for a portfolio to assign a value to those securities for purposes of valuing the portfolio’s investments and calculating its net asset value.
Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to a portfolio. For example, if a loan is foreclosed, a portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a portfolio could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.
Subordinated Securities
Subordinated securities are subordinated or “junior” to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include so-called “high yield” or “junk” bonds (i.e., bonds that are rated below investment grade by a rating agency or that are determined by a portfolio’s sub-adviser to be of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.
Participation Interests
A participation interest gives a portfolio an undivided interest in the security in the proportion that the portfolio’s participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by a portfolio, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. government securities, or, in the case of unrated participation interests, the portfolio’s sub-adviser must have determined that the instrument is of comparable quality to those instruments in which the portfolio may invest. For certain participation interests, a portfolio will have the right to demand payment, on not more than seven days’ notice, for all or any part of the portfolio’s participation interest in the security, plus accrued interest. As to these instruments, a portfolio intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.
Unsecured Promissory Notes
A portfolio also may purchase unsecured promissory notes which are not readily marketable and have not been registered under the 1933 Act, provided such investments are consistent with the portfolio’s investment objective.
Guaranteed Investment Contracts
A portfolio may invest in guaranteed investment contracts (“GICs”) issued by insurance companies. Pursuant to such contracts, a portfolio makes cash contributions to a deposit portfolio of the insurance company’s general account. The insurance company then credits to the portfolio guaranteed interest. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit portfolio. Because a portfolio may not receive the principal amount of a GIC from the insurance company on seven days’ notice or less, the GIC is considered an illiquid investment. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of the guaranteed interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.
Credit-Linked Securities
Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high yield or other fixed income markets. For example, a portfolio may invest in credit-linked securities as a cash management tool in order to gain exposure to the high yield markets and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a portfolio would receive as an investor in the trust. A portfolio’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the securities will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.
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Certain issuers of structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the portfolios’ investments in these structured products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.
Event-Linked Bonds
A portfolio may invest a portion of its net assets in “event-linked bonds,” which are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a portfolio investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the portfolio will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds also may expose a portfolio to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, liquidity risk, and adverse tax consequences.
Certain portfolios may invest up to 5% of their net assets in “event-linked bonds.”
Equity Securities and Related Investments
Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by a portfolio. Also, the prices of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by a portfolio.
Holders of equity securities are not creditors of the issuer. As such, if an issuer liquidates, holders of equity securities are entitled to their pro rata share of the issuer’s assets, if any, after creditors (including the holders of fixed income securities and senior equity securities) are paid.
There may be little trading in the secondary market for particular equity securities, which may adversely affect a portfolio’s ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities.
Common Stocks: Common stocks are the most prevalent type of equity security. Common stockholders receive the residual value of the issuer’s earnings and assets after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.
Preferred Stocks: A portfolio may purchase preferred stock. Preferred stock pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of an issuer’s assets but is junior to the debt securities of the issuer in those same respects. Preferred stock generally pays quarterly dividends. Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stocks from one another are the dividend rights, which may be cumulative or non-cumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.
The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer’s creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights.
Investments in Initial Public Offerings: A portfolio may invest in initial public offerings of equity securities. The market for such securities may be more volatile and entail greater risk of loss than investments in more established companies. Investments in initial public offerings may represent a significant portion of a portfolio’s investment performance. A portfolio cannot assure that investments in initial public offerings will continue to be available to the portfolio or, if available, will result in positive investment performance. In addition, as a portfolio’s portfolio grows in size, the impact of investments in initial public offerings on the overall performance of the portfolio is likely to decrease.
Warrants and Rights
A portfolio may invest in warrants and rights. A warrant is a type of security that entitles the holder to buy a given number of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. The purchaser of a warrant expects the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus resulting in a profit. Of course, because the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and are offered during a set subscription period.
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Warrants and rights are subject to the same market risks as common stocks, but may be more volatile in price. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to its expiration date.
Derivatives
The following investments are subject to limitations as set forth in each portfolio’s investment restrictions and policies.
A portfolio may utilize options, futures contracts (sometimes referred to as “futures”), options on futures contracts, forward contracts, swaps, swaps on futures contracts, caps, floors, collars, indexed securities, various mortgage-related obligations, structured or synthetic financial instruments and other derivative instruments (collectively, “Financial Instruments”). A portfolio may use Financial Instruments for any purpose, including as a substitute for other investments, to attempt to enhance its portfolio’s return or yield and to alter the investment characteristics of its portfolio (including to attempt to mitigate risk of loss in some fashion, or “hedge”). A portfolio may choose not to make use of derivatives for a variety of reasons, and no assurance can be given that any derivatives strategy employed will be successful.
The U.S. government and certain foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets. In December 2015, the SEC proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the portfolios. If the proposed rule, or a different rule, is adopted and goes into effect, it could limit the ability of a portfolio to invest or remain invested in derivatives.
The use of Financial Instruments may be limited by applicable law and any applicable regulations of the SEC, the Commodity Futures Trading Commission (the “CFTC”), or the exchanges on which some Financial Instruments may be traded. (Note, however, that some Financial Instruments that a portfolio may use may not be listed on any exchange and may not be regulated by the SEC or the CFTC.) In addition, a portfolio’s ability to use Financial Instruments may be limited by tax considerations.
In addition to the instruments and strategies discussed in this section, a sub-adviser may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These opportunities may become available as a sub-adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. A sub-adviser may utilize these opportunities and techniques to the extent that they are consistent with a portfolio’s investment objective and permitted by its investment limitations and applicable regulatory authorities. These opportunities and techniques may involve risks different from or in addition to those summarized herein.
This discussion is not intended to limit a portfolio’s investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by a portfolio as broadly as possible. Statements concerning what a portfolio may do are not intended to limit any other activity. Also, as with any investment or investment technique, even when the prospectus or this discussion indicates that a portfolio may engage in an activity, it may not actually do so for a variety of reasons, including cost considerations.
The use of Financial Instruments involves special considerations and risks, certain of which are summarized below, and may result in losses to a portfolio. In general, the use of Financial Instruments may increase the volatility of a portfolio and may involve a small investment of cash relative to the magnitude of the risk or exposure assumed. Even a small investment in derivatives may magnify or otherwise increase investment losses to a portfolio. As noted above, there can be no assurance that any derivatives strategy will succeed.
•	Financial Instruments are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to a portfolio’s interest. Many Financial Instruments are complex, and successful use of them depends in part upon the sub-adviser’s ability to forecast correctly future market trends and other financial or economic factors or the value of the underlying security, index, interest rate, currency or other instrument or measure. Even if a sub-adviser’s forecasts are correct, other factors may cause distortions or dislocations in the markets that result in unsuccessful transactions. Financial Instruments may behave in unexpected ways, especially in abnormal or volatile market conditions.
•	A portfolio may be required to maintain assets as “cover,” maintain segregated accounts, post collateral or make margin payments when it takes positions in Financial Instruments. Assets that are segregated or used as cover, margin or collateral may be required to be in the form of cash or liquid securities, and typically may not be sold while the position in the Financial Instrument is open unless they are replaced with other appropriate assets. If markets move against a portfolio’s position, the portfolio may be required to maintain or post additional assets and may have to dispose of existing investments to obtain assets acceptable as collateral or margin. This may prevent it from pursuing its investment objective. Assets that are segregated or used as cover, margin or collateral typically are invested, and these investments are subject to risk and may result in losses to a portfolio. These losses may be substantial, and may be in addition to losses incurred by using the Financial Instrument in question. If a portfolio is unable to close out its positions, it may be required to continue to maintain such assets or accounts or make such payments until the positions expire or mature, and the portfolio will continue to be subject to investment risk on the assets. In addition, a portfolio may not be able to recover the full amount of its margin from an intermediary if that intermediary were to experience financial difficulty. Segregation, cover, margin and collateral requirements may impair a portfolio’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require the portfolio to sell a portfolio security or close out a derivatives position at a disadvantageous time or price.
•	A portfolio’s ability to close out or unwind a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the
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“counterparty”) to enter into a transaction closing out the position. If there is no market or a portfolio is not successful in its negotiations, a portfolio may not be able to sell or unwind the derivative position at a particular time or at an anticipated price. This may also be the case if the counterparty to the Financial Instrument becomes insolvent. A portfolio may be required to make delivery of portfolio securities or other assets underlying a Financial Instrument in order to close out a position or to sell portfolio securities or assets at a disadvantageous time or price in order to obtain cash to close out the position. While the position remains open, a portfolio continues to be subject to investment risk on the Financial Instrument. A portfolio may or may not be able to take other actions or enter into other transactions, including hedging transactions, to limit or reduce its exposure to the Financial Instrument.
•	Certain Financial Instruments transactions may have a leveraging effect on a portfolio, and adverse changes in the value of the underlying security, index, interest rate, currency or other instrument or measure can result in losses substantially greater than the amount invested in the Financial Instrument itself. When a portfolio engages in transactions that have a leveraging effect, the value of the portfolio is likely to be more volatile and all other risks also are likely to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of an asset and creates investment risk with respect to a larger pool of assets than a portfolio would otherwise have. Certain Financial Instruments have the potential for unlimited loss, regardless of the size of the initial investment.
•	Many Financial Instruments may be difficult to value, which may result in increased payment requirements to counterparties or a loss of value to a portfolio.
•	Liquidity risk exists when a particular Financial Instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, a portfolio may be unable to initiate a transaction or liquidate a position at an advantageous time or price. Certain Financial Instruments, including certain over-the-counter (or “OTC”) options and swaps, may be considered illiquid and therefore subject to a portfolio’s limitation on illiquid investments.
•	In a hedging transaction there may be imperfect correlation, or even no correlation, between the identity, price or price movements of a Financial Instrument and the identity, price or price movements of the investments being hedged. This lack of correlation may cause the hedge to be unsuccessful and may result in a portfolio incurring substantial losses and/or not achieving anticipated gains. Even if the strategy works as intended, a portfolio might have been in a better position had it not attempted to hedge at all.
•	Financial Instruments used for non-hedging purposes may result in losses which would not be offset by increases in the value of portfolio holdings or declines in the cost of securities or other assets to be acquired. In the event that a portfolio uses a Financial Instrument as an alternative to purchasing or selling other investments or in order to obtain desired exposure to an index or market, the portfolio will be exposed to the same risks as are incurred in purchasing or selling the other investments directly, as well as the risks of the transaction itself.
•	Certain Financial Instruments involve the risk of loss resulting from the insolvency or bankruptcy of the counterparty or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, a portfolio may have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of the counterparty’s bankruptcy.
•	Financial Instruments involve operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. For Financial Instruments not guaranteed by an exchange or clearinghouse, a portfolio may have only contractual remedies in the event of a counterparty default, and there may be delays, costs or disagreements as to the meaning of contractual terms and litigation, in enforcing those remedies.
•	Certain Financial Instruments transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies, are entered into directly by the counterparties and/or through financial institutions acting as market makers (“OTC derivatives”), rather than being traded on exchanges or in markets registered with the CFTC or the SEC. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange, and only OTC derivatives that are either required to be cleared or submitted voluntarily for clearing to a clearinghouse will enjoy the protections that central clearing provides against default by the original counterparty to the trade. In an OTC derivatives transaction that is not cleared, the portfolio bears the risk of default by its counterparty. In a cleared derivatives transaction, the portfolio is instead exposed to the risk of default of the clearinghouse and the risk of default of the broker through which it has entered into the transaction. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.
•	Swap contracts involve special risks. Swaps may in some cases be illiquid. In the absence of a central exchange or market for swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. The Dodd-Frank Act established a comprehensive new regulatory framework for swaps. Under this framework, regulation of the swap market is divided between the SEC and the CFTC. The SEC and CFTC have approved a number rules and interpretations as part of the establishment of this new regulatory regime. It is possible that developments in the swap market, including these new or additional regulations, could adversely affect a portfolio’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Credit default swaps involve additional risks. For example, credit default swaps increase credit risk since a portfolio has exposure to both the issuer of the referenced obligation (typically a debt obligation) and the counterparty to the credit default swap.
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•	Certain derivatives, such as interest rate swaps and credit default swaps that are based on an index, are required under applicable law to be cleared by a regulated clearinghouse. Swaps subject to this requirement are typically submitted for clearing through brokerage firms that are members of the clearinghouse. A portfolio would establish an account with a brokerage firm to facilitate clearing such a swap, and the clearinghouse would become the portfolio’s counterparty. A brokerage firm would guarantee the portfolio’s performance on the swap to the clearinghouse. The portfolio would be exposed to the credit risk of the clearinghouse and the brokerage firm that holds the cleared swap. The brokerage firm also would impose margin requirements with respect to open cleared swap positions held by the portfolio, and the brokerage firm would be able to require termination of those positions in certain circumstances. These margin requirements and termination provisions may adversely affect the portfolio’s ability to trade cleared swaps. In addition, the portfolio may not be able to recover the full amount of its margin from a brokerage firm if the firm were to go into bankruptcy. It is also possible that the portfolio would not be able to enter into a swap transaction that is required to be cleared if no clearinghouse will accept the swap for clearing.
•	Swaps that are required to be cleared must be traded on a regulated execution facility or contract market that makes them available for trading. The transition from trading swaps bilaterally to trading them on such a facility or market may not result in swaps being easier to trade or value and may present certain execution risks if these facilities and markets do not operate properly. On-facility trading of swaps is also expected to lead to greater standardization of their terms. It is possible that a portfolio may not be able to enter into swaps that fully meet its investment needs, or that the costs of entering into customized swaps, including any applicable margin requirements, will be significant.
•	Financial Instruments transactions conducted outside the U.S. may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Many of the risks of Financial Instruments transactions are also applicable to Financial Instruments used outside the U.S. Financial Instruments used outside the U.S. also are subject to the risks affecting foreign securities, currencies and other instruments.
•	Financial Instruments involving currency are subject to additional risks. Currency related transactions may be negatively affected by government exchange controls, blockages, and manipulations. Exchange rates may be influenced by factors extrinsic to a country’s economy. Also, there is no systematic reporting of last sale information with respect to foreign currencies. As a result, the information on which trading in currency derivatives is based may not be as complete as, and may be delayed beyond, comparable data for other transactions.
•	Use of Financial Instruments involves transaction costs, which may be significant. Use of Financial Instruments also may increase the amount of taxable income to shareholders.
Hedging: As stated above, the term “hedging” often is used to describe a transaction or strategy that is intended to mitigate risk of loss in some fashion. Hedging strategies can be broadly categorized as “short hedges” and “long hedges.” A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a portfolio’s portfolio. In a short hedge, a portfolio takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.
Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a portfolio intends to acquire. Thus, in a long hedge, a portfolio takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, a portfolio does not own a corresponding security and, therefore, the transaction does not relate to the portfolio security that a portfolio owns. Rather, it relates to a security that a portfolio intends to acquire. If a portfolio does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the portfolio’s portfolio is the same as if the transaction were entered into for speculative purposes.
In hedging transactions, Financial Instruments on securities (such as options and/or futures) generally are used to attempt to hedge against price movements in one or more particular securities positions that a portfolio owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which a portfolio has invested or expects to invest. Financial Instruments on debt securities generally are used to hedge either individual securities or broad debt market sectors.
Options – Generally: A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.
Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a portfolio and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. When a portfolio purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a portfolio as well as the loss of any expected benefit of the transaction.
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Writing put or call options can enable a portfolio to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, a portfolio may also suffer a loss. For example, if the market price of the security underlying a put option written by a portfolio declines to less than the exercise price of the option, minus the premium received, it can be expected that the option will be exercised and a portfolio would be required to purchase the security at more than its market value. If a security appreciates to a price higher than the exercise price of a call option written by a portfolio, it can be expected that the option will be exercised and a portfolio will be obligated to sell the security at less than its market value.
The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options purchased by a portfolio that expire unexercised have no value, and the portfolio will realize a loss in the amount of the premium paid and any transaction costs. If an option written by a portfolio expires unexercised, the portfolio realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.
A portfolio may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a portfolio may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a portfolio may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a portfolio to realize profits or limit losses on an option position prior to its exercise or expiration. There can be no assurance that it will be possible for a portfolio to enter into any closing transaction.
A type of put that a portfolio may purchase is an “optional delivery standby commitment,” which is entered into by parties selling debt securities to a portfolio. An optional delivery standby commitment gives a portfolio the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.
Options on Indices: Puts and calls on indices are similar to puts and calls on securities (described above) or futures contracts (described below) except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a portfolio writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from a portfolio an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When a portfolio buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a portfolio buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the portfolio’s exercise of the put, to deliver to the portfolio an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a portfolio writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the portfolio to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.
Options on indices may, depending on the circumstances, involve greater risk than options on securities. Because index options are settled in cash, when a portfolio writes a call on an index it may not be able to provide in advance for its potential settlement obligations by acquiring and holding the underlying securities.
Futures Contracts and Options on Futures Contracts: A financial futures contract sale creates an obligation by the seller to deliver the type of Financial Instrument or, in the case of index and similar futures, cash, called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the asset called for in the contract in a specified delivery month at a stated price. Options on futures give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.
Futures strategies can be used to change the duration of a portfolio’s portfolio. If a sub-adviser wishes to shorten the duration of the portfolio’s portfolio, a portfolio may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If a sub-adviser wishes to lengthen the duration of a portfolio’s portfolio, the portfolio may buy a debt futures contract or a call option thereon, or sell a put option thereon.
Futures contracts may also be used for other purposes, such as to simulate full investment in underlying securities while retaining a cash balance for portfolio management purposes, as a substitute for direct investment in a security, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract or option is priced more attractively than the underlying security or index.
No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a portfolio is required to deposit “initial margin.” Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Under certain circumstances, such as periods of high volatility, a portfolio may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.
Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking-to-market.” Daily variation margin calls could be substantial in the event of adverse price movements. If a portfolio has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a disadvantageous time or price.
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Although some futures and options on futures call for making or taking delivery of the underlying securities, currencies or cash, generally those contracts are closed out prior to delivery by offsetting purchases or sales of matching futures or options (involving the same index, currency or underlying security and delivery month). If an offsetting purchase price is less than the original sale price, a portfolio realizes a gain, or if it is more, a portfolio realizes a loss. If an offsetting sale price is more than the original purchase price, a portfolio realizes a gain, or if it is less, a portfolio realizes a loss. A portfolio will also bear transaction costs for each contract, which will be included in these calculations. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.
Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.
If a portfolio were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. A portfolio would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a portfolio would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.
If an index future is used for hedging purposes the risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of the hedge increases as the composition of a portfolio’s portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, a portfolio may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where a portfolio has sold index futures contracts to hedge against a decline in the market, the market may advance and the value of the securities held in the portfolio may decline. If this occurred, a portfolio would lose money on the futures contract and also experience a decline in value of its portfolio securities.
Where index futures are purchased to hedge against a possible increase in the price of securities before a portfolio is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If a sub-adviser then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, a portfolio will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.
Non-U.S. Currency Strategies: A portfolio may invest in securities that are denominated in non-U.S. currencies and may engage in a variety of non-U.S. currency exchange transactions to protect against uncertainty in the level of future exchange rates or to earn additional income. A portfolio may use options and futures contracts, swaps and indexed notes relating to non-U.S. currencies and forward currency contracts to attempt to hedge against movements in the values of the non-U.S. currencies in which the portfolio’s securities are denominated or to attempt to enhance income or yield. Currency hedges can protect against price movements in a security that a portfolio owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.
The value of Financial Instruments on non-U.S. currencies depends on the value of the underlying currency relative to the U.S. dollar. Because non-U.S. currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, a portfolio could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying non-U.S. currencies at prices that are less favorable than for round lots.
There is no systematic reporting of last sale information for non-U.S. currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in non-U.S. currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.
Settlement of transactions involving non-U.S. currencies might be required to take place within the country issuing the underlying currency. Thus, a portfolio might be required to accept or make delivery of the underlying non-U.S. currency in accordance with any U.S. or non-U.S. regulations regarding the maintenance of non-U.S. banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.
Generally, OTC non-U.S. currency options used by a portfolio are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.
Forward Currency Contracts: A portfolio may enter into forward currency contracts to purchase or sell non-U.S. currencies for a fixed amount of U.S. dollars or another non-U.S. currency. A forward currency contract involves an obligation to purchase or sell a specific
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currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.
The cost to a portfolio of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a portfolio enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.
As is the case with futures contracts, parties to forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty.
If a portfolio engages in a forward currency contract with respect to particular securities, the precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the non-U.S. currency, will change after the forward currency contract has been established. Thus, a portfolio might need to purchase or sell non-U.S. currencies in the spot (cash) market to the extent such non-U.S. currencies are not covered by forward currency contracts.
Swaps, Caps, Floors and Collars: A portfolio may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the portfolio anticipates purchasing at a later date, to attempt to enhance yield or total return, or as a substitute for other investments. A swap typically involves the exchange by a portfolio with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.
Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of a portfolio’s investments and its share price and yield because, and to the extent, these agreements affect a portfolio’s exposure to long- or short-term interest rates, non-U.S. currency values, mortgage-backed or other security values, corporate borrowing rates or other factors such as security prices or inflation rates.
Swap agreements will tend to shift a portfolio’s investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options.
If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses.
A portfolio may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, a portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or a non-U.S. corporate issuer, on the debt obligation. In return, a portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a portfolio would keep the stream of payments and would have no payment obligations. As the seller, a portfolio would be subject to investment exposure on the notional amount of the swap which may be significantly larger than a portfolio’s cost to enter into the credit default swap.
A portfolio may purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case a portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve credit risk – that the seller may fail to satisfy its payment obligations to a portfolio in the event of a default.
The net amount of the excess, if any, of a portfolio’s obligations over its entitlements with respect to each swap will be accrued on a daily basis, depending on whether a threshold amount (if any) is exceeded, and an amount of cash or liquid assets having an aggregate net asset value approximately equal to the accrued excess will be earmarked or set aside as cover, as described below. A portfolio will also maintain collateral with respect to its total obligations under any swaps that are not entered into on a net basis, including segregating assets to cover any potential obligation under a credit default swap sold by it, and will maintain cover as required by SEC guidelines from time to time with respect to caps and floors written by a portfolio.
Combined Positions: A portfolio may purchase and write options in combination with each other, or in combination with other Financial Instruments, to adjust the risk and return characteristics of its overall position. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
Cover: Transactions using Financial Instruments may involve obligations which if not covered could be construed as “senior securities.” A portfolio will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, segregate, set aside or earmark on its books cash or liquid assets in the prescribed amount as determined daily. A portfolio may cover such transactions using other
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methods permitted under the 1940 Act, orders or releases issued by the SEC thereunder, or no-action letters or other guidance of the SEC staff. Although SEC guidelines on cover are designed to limit the transactions involving Financial Instruments that a portfolio may be engaged in at any time, the segregation of assets does not reduce the risks to a portfolio of entering into transactions in Financial Instruments.
Turnover: A portfolio’s derivatives activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by a portfolio, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a portfolio has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a portfolio may also cause the sale of related investments, also increasing turnover; although such exercise is within a portfolio’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A portfolio will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.
Foreign Securities
The following investments are subject to limitations as set forth in each portfolio’s investment restrictions and policies.
A portfolio may invest in foreign securities through the purchase of securities of foreign issuers or of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and Fiduciary Depositary Receipts (“FDRs”) or other securities representing underlying shares of foreign companies.
The risks of investing in securities of non-U.S. issuers or issuers with significant exposure to non-U.S. markets may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which a portfolio’s portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain foreign countries, particularly emerging markets and frontier markets, are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.
Unanticipated political or social developments may affect the values of a portfolio’s investments in such countries. The economies and securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue.
Securities of some foreign companies are less liquid, and their prices are more volatile, than securities of comparable domestic companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold resulting in increased exposure of a portfolio to market and foreign exchange fluctuations brought about by such delays, and to the corresponding negative impact on portfolio liquidity.
The interest payable on a portfolio’s foreign securities may be subject to foreign withholding taxes, which will reduce the portfolio’s return on its investments. In addition, the operating expenses of a portfolio making such investment can be expected to be higher than those of an investment company investing exclusively in U.S. securities, since the costs of investing in foreign securities, such as custodial costs, valuation costs and communication costs, are higher than the costs of investing exclusively in U.S. securities.
There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in frontier markets and certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. In addition, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for a portfolio to accurately price its portfolio securities or to dispose of such securities at the times determined by a sub-adviser to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which a portfolio’s operations require cash, such as in order to meet redemptions and to pay its expenses.
A portfolio may invest in securities of emerging market and frontier market countries. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable. Frontier market countries generally have smaller economies and even less developed capital markets than emerging markets countries. These securities may be U.S. dollar denominated or non-U.S. dollar denominated and include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations (including dollar and non-dollar denominated) and other debt securities of foreign corporate issuers; and (d) non-dollar denominated debt obligations of U.S. corporate issuers. A portfolio may also invest in securities denominated in currencies of emerging market or frontier market countries. There is no minimum rating criteria for a portfolio’s investments in such securities.
Certain non-U.S. countries, including emerging markets and frontier markets, may be subject to a greater degree of economic, political and social instability. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and
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economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. In addition, it may be difficult for the portfolio to pursue claims against a foreign issuer in the courts of a foreign country. Investing in emerging countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, a portfolio could lose its entire investment in that country. Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit a portfolio’s investment in those markets and may increase the expenses of a portfolio. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of a portfolio’s operation. Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many non-U.S. countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely and significantly by economic conditions in the countries with which they trade.
Custodian services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a portfolio to make intended securities purchases because of settlement problems could cause a portfolio to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a portfolio because of a subsequent decline in value of the portfolio security or could result in possible liability to the portfolio. In addition, security settlement and clearance procedures in some emerging countries may not fully protect a portfolio against loss or theft of its assets.
A portfolio may be subject to taxes, including withholding taxes imposed by certain non-U.S. countries on income (possibly including, in some cases, capital gains) earned with respect to the portfolio’s investments in such countries. These taxes will reduce the return achieved by a portfolio. Treaties between the U.S. and such countries may reduce the otherwise applicable tax rates.
The value of the securities quoted or denominated in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. A portfolio’s investment performance may be negatively affected by a devaluation of a currency in which the portfolio’s investments are quoted or denominated. Further, a portfolio’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.
The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic conditions and political developments in other countries. Of particular importance are rates of inflation, interest rate levels, the balance of payments and the extent of government surpluses or deficits in the U.S. and the particular foreign country. All these factors are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of the U.S. and other foreign countries important to international trade and finance. Government intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country’s central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies.
ADRs, EDRs and GDRs: A portfolio may also purchase ADRs, American Depositary Debentures, American Depositary Notes, American Depositary Bonds, EDRs, GDRs and FDRs, or other securities representing underlying shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the U.S. and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository’s transaction fees are paid by the ADR holders. In addition, less information is available in the U.S. about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. A portfolio may invest in ADRs through both sponsored and unsponsored arrangements. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.
Eurodollar or Yankee Obligations: Eurodollar bank obligations are dollar denominated debt obligations issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee obligations are dollar denominated obligations issued in the U.S. capital markets by foreign issuers. Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.
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Sovereign Government and Supranational Debt: A portfolio may invest in all types of debt securities of governmental issuers in all countries, including emerging markets. These sovereign debt securities may include: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries; debt securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness; participations in loans between emerging market governments and financial institutions; or debt securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.
Sovereign debt is subject to risks in addition to those relating to non-U.S. investments generally. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor’s willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject. Sovereign debtors may also be dependent on disbursements or assistance from foreign governments or multinational agencies, the country’s access to trade and other international credits, and the country’s balance of trade. Assistance may be dependent on a country’s implementation of austerity measures and reforms, which measures may limit or be perceived to limit economic growth and recovery. Some sovereign debtors have rescheduled their debt payments, declared moratoria on payments or restructured their debt to effectively eliminate portions of it, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.
Russian Securities
A portfolio may invest directly in the securities of Russian issuers or may have indirect exposure to Russian securities through its investment in one or more funds with direct investments in Russia. Investment in those securities presents many of the same risks as investing in the securities of emerging country issuers, as described above. The social, political, legal, and operational risks of investing in Russian issuers, and of having assets held in custody within Russia, however, may be particularly pronounced relative to investments in more developed countries. Russia’s system of share registration and custody creates certain risks of loss (including the risk of total loss) that are not normally associated with investments in other securities markets.
A risk of particular note with respect to direct investment in Russian securities results from the way in which ownership of shares of companies is normally recorded. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company’s share register and normally evidenced by “share extracts” from the register or, in certain circumstances, by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. The share registrars are controlled by the issuer of the security, and investors are provided with few legal rights against such registrars. These registrars are not necessarily subject to effective state supervision, nor are they licensed with any governmental entity. It is possible for a portfolio to lose its registration through fraud, negligence, or even mere oversight. Each applicable portfolio will endeavor to ensure that its interest is appropriately recorded, which may involve a custodian or other agent inspecting the share register and obtaining extracts of share registers through regular confirmations. However, these extracts have no legal enforceability and it is possible that a subsequent illegal amendment or other fraudulent act may deprive a portfolio of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of a loss of share registration. Further, significant delays or problems may occur in registering the transfer of securities, which could cause a portfolio to incur losses due to a counterparty’s failure to pay for securities the portfolio has delivered or the portfolio’s inability to complete its contractual obligations because of theft or other reasons.
Also, although a Russian public enterprise having a certain minimum number of shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, this regulation has not always been strictly enforced in practice. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company’s shares by illegally instructing the registrar to refuse to record transactions in the share register.
Other Investments
Illiquid Securities
An illiquid security is any security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the security is being carried on a portfolio’s books. Illiquid securities may be difficult to value, and a portfolio may have difficulty disposing of such securities promptly.
Certain restricted securities can be traded freely among qualified purchasers in accordance with Rule 144A under the 1933 Act. The SEC has stated that an investment company’s board of directors, or its investment adviser acting under authority delegated by the board, may determine that a security eligible for trading under this rule is “liquid.” The Board has delegated to the portfolios’ sub-advisers authority to determine whether particular securities eligible for trading under Rule 144A are and continue to be “liquid.” Investing in these restricted securities could have the effect of increasing a portfolio’s illiquidity, however, if qualified purchasers become uninterested in buying these securities.
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The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the OTC markets. A portfolio may be restricted in its ability to sell such securities at a time when a portfolio’s sub-adviser deems it advisable to do so. In addition, in order to meet redemption requests, a portfolio may have to sell other assets, rather than such illiquid securities, at a time that is not advantageous.
Each portfolio monitors the portion of its total assets that are invested in illiquid securities on an ongoing basis, not only at the time of the investment in such securities.
Investments in the Real Estate Industry and Real Estate Investment Trusts (“REITs”)
REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Debt securities issued by REITs, for the most part, are general and unsecured obligations and are subject to risks associated with REITs.
Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to industry related risks.
REITs (especially mortgage REITs) are also subject to interest rate risk. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, REITs have been more volatile in price than the larger capitalization stocks included in S&P 500 Index.
Certain portfolios may invest in foreign real estate companies, which are similar to entities organized and operated as REITs in the U.S. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. In addition, investments in REITs and foreign real estate companies may involve duplication of management fees and certain other expenses, and a portfolio indirectly bears its proportionate share of any expenses paid by REITs and foreign real estate companies in which it invests.
Commodities and Natural Resources
Commodities may include, among other things, oil, gas, timber, farm products, minerals, precious metals, for example, gold, silver, platinum, and palladium, and other natural resources. Certain portfolios may invest in companies (such as mining, dealing or transportation companies) with substantial exposure to, or instruments that result in exposure to, commodities markets. Commodities generally and particular commodities have, at times been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The prices of commodities may be, however, less subject to local and company-specific factors than securities of individual companies. As a result, commodity prices may be more or less volatile in price than securities of companies engaged in commodity-related businesses. Investments in commodities can present concerns such as delivery, storage and maintenance, possible illiquidity, and the unavailability of accurate market valuations.
Commodity-Linked Investments
A portfolio may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity-linked investments, including commodities futures contracts, commodity-linked derivatives, and commodity-linked notes. Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. The value of commodity-linked investments held by a portfolio may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.
The prices of commodity-linked investments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked investments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and
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decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. Under favorable economic conditions, a portfolio's commodity-linked investments may be expected to underperform an investment in traditional securities.
Transamerica BlackRock Global Allocation VP may also gain exposure to the commodity markets through investments in its wholly-owned subsidiary organized under the laws of the Cayman Islands (the “Subsidiary”).
Hybrid Instruments
Hybrid instruments combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Hybrid instruments may bear interest or pay dividends at below-market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments are normally at the bottom of an issuer’s debt capital structure. As such, they may be more sensitive to economic changes than more senior debt securities. These securities may also be viewed as more equity-like by the market when the issuer or its parent company experience financial problems. Hybrid instruments can have volatile prices and limited liquidity, and their use may not be successful.
Trade Claims
Trade claims are non-securitized rights of payment arising from obligations that typically arise when vendors and suppliers extend credit to a company by offering payment terms for products and services. If the company files for bankruptcy, payments on these trade claims stop and the claims are subject to compromise along with the other debts of the company. Trade claims may be purchased directly from the creditor or through brokers. There is no guarantee that a debtor will ever be able to satisfy its trade claim obligations. Trade claims are speculative and are subject to the risks associated with low-quality obligations.
Passive Foreign Investment Companies
Certain foreign entities called passive foreign investment companies have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of a portfolio’s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of passive foreign investment companies in which the portfolio invests. Capital gains on the sale of such holdings are considered ordinary income regardless of how long the portfolio held its investment. In addition, the shareholders may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned by a portfolio from these investments.
To avoid such tax and interest, each portfolio generally intends to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains and losses will be treated as ordinary income.
Master Limited Partnerships
Master Limited Partnership (“MLPs”) are limited partnerships whose shares (or units) are listed and traded on a U.S. securities exchange, just like common stock. To qualify for tax treatment as a partnership, an MLP must receive at least 90% of its income from qualifying sources such as natural resource activities. Natural resource activities include the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner, which is generally a major energy company, investment fund or the management of the MLP, typically controls the MLP through a 2% general partner equity interest in the MLP plus common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.
MLPs are typically structured such that common units have first priority to receive quarterly cash distributions up to an established minimum quarterly dividend (“MQD”). Common units also accrue arrearages in distributions to the extent the MQD is not paid. Once common units have been paid, subordinated units receive distributions of up to the MQD, but subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which maximizes value to unit holders. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where the general partner is receiving 50% of every incremental dollar paid to common and subordinated unit holders. By providing for incentive distributions the general partner is encouraged to streamline costs and acquire assets in order to grow the partnership, increase the partnership’s cash flow, and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.
MLP I-Shares
I-Shares represent an ownership interest issued by an affiliated party of an MLP. The MLP affiliate issuing the I-Shares is structured as a corporation for federal income tax purposes. I-Shares are traded on the New York Stock Exchange and the NYSE AMEX. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of i-units. i-units generally
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receive no allocations of income, gain, loss or deduction unless and until the MLP is liquidated. In addition, rather than receiving cash distributions, the MLP affiliate receives additional i-units based on a formula. Similarly, holders of I-Shares will receive additional I-Shares, in the same proportion as the MLP affiliates’ receipt of i-units, rather than cash distributions. Distributions of additional i-units and of additional I-Shares generally are not taxable events for the MLP affiliate and the holder of the I-Shares, respectively. I-Shares themselves have limited voting rights which are similar to those applicable to MLP common units.
Energy Infrastructure Companies
Companies engaged in the energy infrastructure sector principally include publicly-traded MLPs and limited liability companies taxed as partnerships, MLP affiliates, Canadian income trusts and their successor companies, pipeline companies, utilities, and other companies that derive a substantial portion of their revenues from operating or providing services in support of infrastructure assets such as pipelines, power transmission and petroleum and natural gas storage in the petroleum, natural gas and power generation industries (collectively, “Energy Infrastructure Companies”).
Energy Infrastructure Companies may be directly affected by energy commodity prices, especially those Energy Infrastructure Companies which own the underlying energy commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems.
A decrease in the production or availability of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, processing, storage or distribution may adversely impact the financial performance of Energy Infrastructure Companies. In addition, Energy Infrastructure Companies engaged in the production of natural gas, natural gas liquids, crude oil, refined petroleum products or coal are subject to the risk that their commodity reserves naturally deplete over time.
Energy Infrastructure Companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of Energy Infrastructure Companies.
Natural disasters, such as hurricanes in the Gulf of Mexico, also may impact Energy Infrastructure Companies.
Other Investment Companies
Subject to applicable statutory and regulatory limitations, a portfolio may invest in shares of other investment companies, including shares of other mutual funds, closed-end funds, and unregistered investment companies. Pursuant to an exemptive order obtained from the SEC or under a statutory exemption or an exemptive rule adopted by the SEC, a portfolio may invest in other investment companies beyond the statutory limits prescribed by the 1940 Act.
Investments in other investment companies are subject to the risk of the securities in which those investment companies invest. In addition, to the extent a portfolio invests in securities of other investment companies, portfolio shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of a portfolio’s own operation. These costs include management, brokerage, shareholder servicing and other operational expenses.
Certain sub-advisers have received an exemptive order from the SEC permitting funds that are sub-advised by the sub-adviser to invest in affiliated registered money market funds and ETFs, and in an affiliated private investment company; provided however, that, among other limitations, in all cases the portfolio’s aggregate investment of cash in shares of such investment companies shall not exceed 25% of its total assets at any time.
Exchange-Traded Funds (“ETFs”)
ETFs are typically registered investment companies whose securities are traded over an exchange at their market price. ETFs generally represent a portfolio of securities designed to track a particular market index or other group of securities. Other ETFs are actively managed and seek to achieve a stated objective by investing in a portfolio of securities and other assets. A portfolio may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market pending the purchase of individual securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although the potential lack of liquidity of an ETF could result in it being more volatile. There is also a risk that the general level of securities prices may decline, thereby adversely affecting the value of ETFs invested in by a portfolio. Moreover, a portfolio’s investments in index-based ETFs may not exactly match the performance of a direct investment in the respective indices or portfolios of securities to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Additionally, ETFs have management fees which increase their costs.
Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are designed to be traded throughout a trading day, bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. However, the portfolios held by index-based ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of index based ETFs tend to closely track the
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actual net asset value of the underlying portfolios and a portfolio will generally gain or lose value depending on the performance of the index. However, gains or losses on a portfolio’s investment in ETFs will ultimately depend on the purchase and sale price of the ETF. A portfolio may invest in ETFs that are actively managed. Actively managed ETFs do not have the transparency of index-based ETFs, and also therefore, are more likely to trade at a discount or premium to actual net asset values.
Exchange-Traded Notes (“ETNs”)
ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected. ETNs are not registered or regulated as investment companies under the 1940 Act.
The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.
Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.
There may be restrictions on a portfolio’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. The portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market. An investor in an ETN could lose some or all of the amount invested. The timing and character of income and gains derived from ETNs is under consideration by the U.S. Treasury and Internal Revenue Service (the “IRS”) and may also be affected by future legislation.
Dollar Roll Transactions
“Dollar roll” transactions consist of the sale by a portfolio to a bank or broker-dealer (the “counterparty”) of Ginnie Mae certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A portfolio receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a portfolio agrees to buy a security on a future date.
A portfolio will not use such transactions for leveraging purposes and will segregate liquid assets in an amount sufficient to meet its purchase obligations under the transactions.
The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a portfolio’s right to purchase from the counterparty might be restricted. In addition, the value of such securities may change adversely before a portfolio is able to purchase them. Similarly, a portfolio may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical, security to a portfolio, the security that the portfolio is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a portfolio’s use of the cash that it receives from a dollar roll will provide a return that exceeds the transaction costs.
Transamerica Aegon U.S. Government Securities VP will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.
Short Sales
In short selling transactions, a portfolio sells a security it does not own in anticipation that the price of the security will decline. The portfolio must borrow the same security and deliver it to the buyer to complete the sale. The portfolio will incur a profit or a loss, depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the portfolio must replace the borrowed security. Unlike taking a long position in a security by purchasing the security, where potential losses are limited to the purchase price, possible losses from short sales may, theoretically, be unlimited (e.g., if the price of a stock sold short rises) and a portfolio may be unable to replace a borrowed security sold short. A portfolio also may be unable to close out an established short position at an acceptable price and may have to sell long positions at disadvantageous times to cover its short positions.
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Short sales also involve other costs. A portfolio may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities. A portfolio secures its obligation to replace the borrowed security by depositing collateral with the lender or its custodian or qualified sub-custodian, usually in cash, U.S. government securities or other liquid securities similar to those borrowed. All short sales will be fully collateralized.
A portfolio may sell securities “short against the box.” In short sales “against the box,” the portfolio, at all times when the short position is open, owns an equal amount of the securities sold short or has the right to obtain, at no added cost, securities identical to those sold short. When selling short against the box, if the price of such securities were to increase rather than decrease, the portfolio would forgo the potential realization of the increased value of the shares sold short.
Certain portfolios may sell securities short only against the box; Transamerica Jennison Growth VP is not limited to short sales against the box.
International Agency Obligations
Bonds, notes or Eurobonds of international agencies include securities issued by the Asian Development Bank, the European Economic Community, and the European Investment Bank. A portfolio may also purchase obligations of the International Bank for Reconstruction and Development which, while technically not a U.S. government agency or instrumentality, has the right to borrow from the participating countries, including the U.S.
When-Issued, Delayed Settlement and Forward Delivery Securities
Securities may be purchased and sold on a “when-issued,” “delayed settlement” or “forward (delayed) delivery” basis. “When-issued” or “forward delivery” refers to securities whose terms are available, and for which a market exists, but which are not available for immediate delivery. When-issued or forward delivery transactions may be expected to occur a month or more before delivery is due.
A portfolio may engage in when-issued or forward delivery transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When a portfolio engages in when-issued or forward delivery transactions, it will do so consistent with its investment objective and policies and not for the purpose of investment leverage (although leverage may result).
“Delayed settlement” is a term used to describe settlement of a securities transaction in the secondary market that will occur sometime in the future. No payment or delivery is made by a portfolio until it receives payment or delivery from the other party to any of the above transactions. A portfolio will segregate with its custodian cash, U.S. government securities or other liquid assets at least equal to the value or purchase commitments (alternatively, liquid assets may be earmarked on the portfolio’s records) until payment is made. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although a portfolio may earn income on securities it has segregated to collateralize its delayed delivery purchases.
New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.
At the time of settlement, the market value and/or the yield of the security may be more or less than the purchase price. A portfolio bears the risk of such market value fluctuations. These transactions also involve the risk that the other party to the transaction may defaults on its obligation to make payment or delivery. As a result, a portfolio may be delayed or prevented from completing the transaction and may incur additional costs as a consequence of the delay.
Additional Information
Temporary Defensive Position
At times a portfolio’s sub-adviser may judge that conditions in the securities markets make pursuing the portfolio’s typical investment strategy inconsistent with the best interest of its shareholders. At such times, a sub-adviser may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the portfolio’s assets. In implementing these defensive strategies, a portfolio may invest without limit in securities that a sub-adviser believes present less risk to a portfolio, including equity securities, debt and fixed income securities, preferred stocks, U.S. government and agency obligations, cash or money market instruments, CDs, demand and time deposits, bankers’ acceptance or other securities a sub-adviser considers consistent with such defensive strategies, such as, but not limited to, options, futures, warrants or swaps. During periods in which such strategies are used, the duration of a portfolio may diverge from the duration range for that portfolio disclosed in its prospectus (if applicable). It is impossible to predict when, or for how long, a portfolio will use these alternative strategies. As a result of using these alternative strategies, a portfolio may not achieve its investment objective.
Borrowings
A portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested by the portfolio’s portfolio managers in other securities or instruments in an effort to increase the portfolio’s investment returns.
When a portfolio invests borrowing proceeds in other securities, the portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. Like other leveraging risks, this makes the value of an investment in a portfolio more volatile and increases the portfolio’s overall investment exposure. In addition, if a portfolio’s return on its investment of the borrowing proceeds does not equal or exceed the interest that a portfolio is obligated to pay under the terms of a borrowing, engaging in these transactions will lower the portfolio’s return.
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A portfolio may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its borrowing obligations. This could adversely affect the portfolio managers’ strategy and result in lower portfolio returns. Interest on any borrowings will be a portfolio expense and will reduce the value of a portfolio’s shares.
A portfolio may borrow on a secured or on an unsecured basis. If a portfolio enters into a secured borrowing arrangement, a portion of the portfolio’s assets will be used as collateral. During the term of the borrowing, the portfolio will remain at risk for any fluctuations in the market value of these assets in addition to any securities purchased with the proceeds of the loan. In addition, a portfolio may be unable to sell the collateral at a time when it would be advantageous to do so, which could adversely affect the portfolio managers’ strategy and result in lower portfolio returns. The portfolio would also be subject to the risk that the lender may file for bankruptcy, become insolvent, or otherwise default on its obligations to return the collateral to the portfolio. In the event of a default by the lender, there may be delays, costs and risks of loss involved in a portfolio’s exercising its rights with respect to the collateral or those rights may be limited by other contractual agreements or obligations or by applicable law.
The 1940 Act requires a portfolio to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund Lending
To satisfy redemption requests or to cover unanticipated cash shortfalls, a portfolio may enter into lending agreements (“Interfund Lending Agreements”) under which the portfolio would lend money and borrow money for temporary purposes directly to and from another Transamerica portfolio through a credit facility (“Interfund Loan”), subject to meeting the conditions of an SEC exemptive order granted to TAM and the Trust permitting such interfund lending. All Interfund Loans will consist only of uninvested cash reserves that the portfolio otherwise would invest in repurchase agreements or other short-term instruments.
If a portfolio has outstanding borrowings, any Interfund Loans to the portfolio (a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the portfolio, the event of default will automatically (without need for action or notice by the lending portfolio) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending portfolio to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing portfolio.
A portfolio may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the portfolio has a secured loan outstanding from any other lender, including but not limited to another Transamerica portfolio, the portfolio’s interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a portfolio’s total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the portfolio may borrow through the credit facility on a secured basis only. A portfolio may not borrow through the credit facility nor from any other source if its total outstanding borrowings immediately after the interfund borrowing would be more than 33 1⁄3% of its total assets.
No portfolio may lend to another portfolio through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending portfolio’s net assets at the time of the loan. A portfolio’s Interfund Loans to any one portfolio shall not exceed 5% of the lending portfolio’s net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day’s notice by a lending portfolio and may be repaid on any day by a borrowing portfolio.
The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending portfolio and the borrowing portfolio. However, no borrowing or lending activity is without risk. When a portfolio borrows money from another portfolio, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the portfolio may have to borrow from a bank at higher rates (if such borrowing is available) or sell securities at a loss if an Interfund Loan were not available from another portfolio. A delay in repayment to a lending portfolio could result in a lost opportunity or additional lending costs.
Reverse Repurchase Agreements
A reverse repurchase agreement has the characteristics of a secured borrowing and creates leverage. In a reverse repurchase transaction, a portfolio sells a portfolio instrument to another person, such as a financial institution or broker/dealer, in return for cash. At the same time, a portfolio agrees to repurchase the instrument at an agreed-upon time and at a price that is greater than the amount of cash that the portfolio received when it sold the instrument, representing the equivalent of an interest payment by the portfolio for the use of the cash. During the term of the transaction, a portfolio will continue to receive any principal and interest payments (or the equivalent thereof) on the underlying instruments.
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A portfolio may engage in reverse repurchase agreements as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes. Unless otherwise limited in its prospectus or this SAI, a portfolio may also engage in reverse repurchase agreements to the extent permitted by its fundamental investment policies in order to raise additional cash to be invested by the portfolio’s portfolio managers in other securities or instruments in an effort to increase the portfolio’s investment returns.
During the term of the transaction, a portfolio will remain at risk for any fluctuations in the market value of the instruments subject to the reverse repurchase agreement as if it had not entered into the transaction. When a portfolio reinvests the proceeds of a reverse repurchase agreement in other securities, the portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to satisfy the portfolio’s obligations under the reverse repurchase agreement. Like other leveraging risks, this makes the value of an investment in a portfolio more volatile and increases the portfolio’s overall investment exposure. This could also result in the portfolio having to dispose of investments at inopportune times and at disadvantageous amounts. In addition, if a portfolio’s return on its investment of the proceeds of the reverse repurchase agreement does not equal or exceed the implied interest that it is obligated to pay under the reverse repurchase agreement, engaging in the transaction will lower the portfolio’s return.
When a portfolio enters into a reverse repurchase agreement, it is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the portfolio. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in a portfolio’s exercising its rights under the agreement, or those rights may be limited by other contractual agreements or obligations or by applicable law.
In addition, a portfolio may be unable to sell the instruments subject to the reverse repurchase agreement at a time when it would be advantageous to do so, or may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its obligations under a reverse repurchase agreement. This could adversely affect the portfolio managers’ strategy and result in losses. At the time a portfolio enters into a reverse repurchase agreement, the portfolio is required to set aside or earmark on its books cash or other appropriate liquid securities in the amount of the portfolio’s obligation under the reverse repurchase agreement or take certain other actions in accordance with SEC guidelines, which may affect a portfolio’s liquidity and ability to manage its assets. Although complying with SEC guidelines would have the effect of limiting the amount of portfolio assets that may be committed to reverse repurchase agreements and other similar transactions at any time, it does not otherwise mitigate the risks of entering into reverse repurchase agreements.
Lending
Consistent with applicable regulatory requirements and the limitations as set forth in each portfolio's investment restrictions and policies, a portfolio may lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria established by the Board. Loans of securities will be secured continuously by collateral in cash, cash equivalents, or U.S. government obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral received by a portfolio will be invested in high quality short-term instruments, or in one or more funds maintained by the lending agent for the purpose of investing cash collateral. During the term of the loan, a portfolio will continue to have investment risk with respect to the security loaned, as well as risk with respect to the investment of the cash collateral. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, a portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and, with respect to cash collateral, will receive any income generated by the portfolio’s investment of the collateral (subject to a rebate payable to the borrower and a percentage of the income payable to the lending agent). Where the borrower provides a portfolio with collateral other than cash, the borrower is also obligated to pay the portfolio a fee for use of the borrowed securities. A portfolio does not have the right to vote any securities having voting rights during the existence of the loan, but would retain the right to call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. In addition, a portfolio could suffer loss if the loan terminates and the portfolio is forced to liquidate investments at a loss in order to return the cash collateral to the buyer.
Voluntary Actions
From time to time, a portfolio may voluntarily participate in actions (for example, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) where the issuer or counterparty offers securities or instruments to holders or counterparties, such as a portfolio, and the acquisition is determined to be beneficial to portfolio shareholders (“Voluntary Action”). Notwithstanding any percentage investment limitation listed under this section or any percentage investment limitation of the 1940 Act or rules thereunder, if a portfolio has the opportunity to acquire a permitted security or instrument through a Voluntary Action, and the portfolio will exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, after announcement of the offering, but prior to the receipt of the securities or instruments, the portfolio sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired.
Money Market Reserves
It is expected that Transamerica T. Rowe Price Small Cap VP will invest its cash reserves primarily in a money market fund established for the exclusive use of the T. Rowe Price family of mutual funds and other clients of T. Rowe Price and its affiliates.
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The T. Rowe Price affiliated money market funds must comply with the requirements of Rule 2a-7 under the 1940 Act, governing money market funds. The T. Rowe Price affiliated money market funds invest in prime money market instruments receiving the highest credit rating, U.S. Government-backed securities, primarily U.S. Treasuries, and repurchase agreements thereon.
T. Rowe Price believes that its affiliated money market funds provide very efficient means of managing the cash reserves of the portfolio. While the funds do not pay an advisory fee to T. Rowe Price, they will incur other expenses. However, the T. Rowe Price affiliated money market funds are expected to operate at very low expense ratios. The portfolio will only invest in T. Rowe Price affiliated money market funds to the extent it is consistent with its objectives and programs.
The T. Rowe Price affiliated money market funds are not insured or guaranteed by the U.S. government, and there is no assurance they will maintain a stable net asset value of $1.00 per share.
Special Considerations (Transamerica ProFund UltraBear VP Only)
Transamerica ProFund UltraBear VP presents certain risks, some of which are further described below.
Correlation and Tracking: Several factors may affect the ability of Transamerica ProFund UltraBear VP (the “ProFund”) to achieve inverse correlation with its benchmark. Among these factors are: (1) the ProFund’s expenses, including brokerage (which may be increased by high portfolio turnover) and the costs associated with the use of derivatives; (2) less than all of the securities underlying the ProFund’s benchmark being held by the ProFund and/or securities not included in the benchmark being held by the ProFund; (3) an imperfect correlation between the performance of instruments held by the ProFund, such as futures contracts, and the performance of the underlying securities in a benchmark; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) holding instruments traded in a market that has become illiquid or disrupted; (6) the ProFund’s share prices being rounded to the nearest cent; (7) changes to the benchmark that are not disseminated in advance; (8) the need to conform the ProFund’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; (9) limit up or limit down trading halts on options or futures contracts which may prevent the ProFund from purchasing or selling options or futures contracts; (10) early and unanticipated closings of the markets on which the holdings of the ProFund trade, resulting in the inability of the ProFund to execute intended portfolio transactions; and (11) fluctuations in currency exchange rates. Also, because ProFund rebalances its benchmark exposure at the end of each trading day, disparities between estimated and actual purchases and redemptions of the ProFund may cause the ProFund to be over- or underexposed to its benchmark. This may result in greater tracking and correlation error.
Furthermore, the ProFund has an investment objective before fees and expenses to match twice the inverse (-2x) performance of the benchmark on a single day. A “single day” is measured from the time the ProFund calculates its NAV to the time of the ProFund’s next NAV calculation. The ProFund is subject to the correlation risks described above. In addition, while a close inverse correlation of the ProFund to its benchmark may be achieved on any single trading day, over time the cumulative percentage increase or decrease in the NAV of the shares of the ProFund may diverge, in some cases, significantly from the cumulative percentage decrease or increase in the benchmark due to a compounding effect as further described in the Prospectus.
Leverage: The ProFund intends to use, on a regular basis, leveraged investment techniques in pursuing its investment objective. Leverage exists when the ProFund achieves the right to a return on a capital base that exceeds the amount the ProFund has invested. Utilization of leverage involves special risks and should be considered to be speculative. Specifically, leverage creates the potential for greater gains to shareholders of the ProFund during favorable market conditions and the risk of magnified losses during adverse market conditions. Leverage is likely to cause higher volatility of the NAVs of the ProFund’s shares. Leverage may involve the creation of a liability that does not entail any interest costs or the creation of a liability that requires the ProFund to pay interest which would decrease the ProFund’s total return to shareholders. If the ProFund achieves its investment objectives, during adverse market conditions, shareholders should experience a loss greater than they would have incurred had the ProFund not been leveraged.
Special Note Regarding the Correlation Risks of Inverse Geared Funds: As a result of compounding, for periods greater than a single day, the use of leverage tends to cause the performance of the ProFund to vary from its benchmark performance times the stated multiple (-2x) in the portfolio’s investment objective before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on inverse geared funds. Four factors significantly affect how close daily compounded returns are to longer-term benchmark returns times the portfolio’s multiple: the length of the holding period, benchmark volatility, whether the multiple is positive or inverse, and its leverage level. Longer holding periods, higher benchmark volatility, inverse exposure and greater leverage each can lead to returns farther from the multiple times the benchmark return. As the table below shows, particularly during periods of higher benchmark volatility, compounding will cause longer term results to vary from the benchmark performance times the stated multiple in the ProFund’s investment objective. This effect becomes more pronounced as volatility increases.
A geared fund’s return for periods longer than one day is primarily a function of the following:
a)	benchmark performance;
b)	benchmark volatility;
c)	period of time;
d)	financing rates associated with leverage or inverse exposure;
e)	other fund expenses; and
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f)	dividends or interest paid with respect to securities included in the benchmark.
The fund performance for a geared fund can be estimated given any set of assumptions for the factors described above. The tables below illustrates the impact of two factors, benchmark volatility and benchmark performance, on an inverse geared fund. Benchmark volatility is a statistical measure of the magnitude of fluctuations in the returns of a benchmark and is calculated as the standard deviation of the natural logarithms of one plus the benchmark return (calculated daily), multiplied by the square root of the number of trading days per year (assumed to be 252). The tables show estimated fund returns for a number of combinations of benchmark performance and benchmark volatility over a one-year period. Assumptions used in the table include: a) no dividends paid with regard to the equity securities included in the benchmark; b) no fund expenses; and c) borrowing/lending rates (to obtain leverage or inverse exposure) of zero percent. If fund expenses and/or actual borrowing/lending rates were reflected, the fund’s performance would be different than shown.
The table below shows an example in which a geared fund that has an investment objective to correspond to twice the inverse (-2x) of the daily performance of a benchmark. The geared fund could be expected to achieve a -20% return on a yearly basis if the benchmark performance was 10%, absent any costs or the correlation risk or other factors described above and in the Prospectus under “Correlation Risk.” However, as the table shows, with a benchmark volatility of 20%, such a fund would return -26.7%, again absent any costs or other factors described above and in the Prospectus under “Correlation Risk.” In the chart below, areas shaded darker represent those scenarios where the fund will underperform (i.e., return less than) the benchmark performance times the stated multiple in the fund’s investment objective (-2x).
Estimated Fund Return Over One Year When the Fund Objective is to Seek Daily Investment Results, Before Fees and Expenses, that Correspond to Twice the Inverse (-2x) of the Daily Performance of an Benchmark.
One Year Benchmark Performance	Twice the Inverse (-2x) of One Year Benchmark Performance	Benchmark Volatility
		0%	5%	10%	15%	20%	25%	30%	35%	40%	45%	50%	55%	60%
-60%	120%	525.0%	520.3%	506.5%	484.2%	454.3%	418.1%	377.1%	332.8%	286.7%	240.4%	195.2%	152.2%	112.2%
-55%	110%	393.8%	390.1%	379.2%	361.6%	338.0%	309.4%	277.0%	242.0%	205.6%	169.0%	133.3%	99.3%	67.7%
-50%	100%	300.0%	297.0%	288.2%	273.9%	254.8%	231.6%	205.4%	177.0%	147.5%	117.9%	88.9%	61.4%	35.8%
-45%	90%	230.6%	228.1%	220.8%	209.0%	193.2%	174.1%	152.4%	128.9%	104.6%	80.1%	56.2%	33.4%	12.3%
-40%	80%	177.8%	175.7%	169.6%	159.6%	146.4%	130.3%	112.0%	92.4%	71.9%	51.3%	31.2%	12.1%	-5.7%
-35%	70%	136.7%	134.9%	129.7%	121.2%	109.9%	96.2%	80.7%	63.9%	46.5%	28.9%	11.8%	-4.5%	-19.6%
-30%	60%	104.1%	102.6%	98.1%	90.8%	81.0%	69.2%	55.8%	41.3%	26.3%	11.2%	-3.6%	-17.6%	-30.7%
-25%	50%	77.8%	76.4%	72.5%	66.2%	57.7%	47.4%	35.7%	23.1%	10.0%	-3.2%	-16.0%	-28.3%	-39.6%
-20%	40%	56.3%	55.1%	51.6%	46.1%	38.6%	29.5%	19.3%	8.2%	-3.3%	-14.9%	-26.2%	-36.9%	-46.9%
-15%	30%	38.4%	37.4%	34.3%	29.4%	22.8%	14.7%	5.7%	-4.2%	-14.4%	-24.6%	-34.6%	-44.1%	-53.0%
-10%	20%	23.5%	22.5%	19.8%	15.4%	9.5%	2.3%	-5.8%	-14.5%	-23.6%	-32.8%	-41.7%	-50.2%	-58.1%
-5%	10%	10.8%	10.0%	7.5%	3.6%	-1.7%	-8.1%	-15.4%	-23.3%	-31.4%	-39.6%	-47.7%	-55.3%	-62.4%
0%	0%	0.0%	-0.7%	-3.0%	-6.5%	-11.3%	-17.1%	-23.7%	-30.8%	-38.1%	-45.5%	-52.8%	-59.6%	-66.0%
5%	-10%	-9.3%	-10.0%	-12.0%	-15.2%	-19.6%	-24.8%	-30.8%	-37.2%	-43.9%	-50.6%	-57.2%	-63.4%	-69.2%
10%	-20%	-17.4%	-18.0%	-19.8%	-22.7%	-26.7%	-31.5%	-36.9%	-42.8%	-48.9%	-55.0%	-61.0%	-66.7%	-71.9%
15%	-30%	-24.4%	-25.0%	-26.6%	-29.3%	-32.9%	-37.3%	-42.3%	-47.6%	-53.2%	-58.8%	-64.3%	-69.5%	-74.3%
20%	-40%	-30.6%	-31.1%	-32.6%	-35.1%	-38.4%	-42.4%	-47.0%	-51.9%	-57.0%	-62.2%	-67.2%	-72.0%	-76.4%
25%	-50%	-36.0%	-36.5%	-37.9%	-40.2%	-43.2%	-46.9%	-51.1%	-55.7%	-60.4%	-65.1%	-69.8%	-74.2%	-78.3%
30%	-60%	-40.8%	-41.3%	-42.6%	-44.7%	-47.5%	-50.9%	-54.8%	-59.0%	-63.4%	-67.8%	-72.0%	-76.1%	-79.9%
35%	-70%	-45.1%	-45.5%	-46.8%	-48.7%	-51.3%	-54.5%	-58.1%	-62.0%	-66.0%	-70.1%	-74.1%	-77.9%	-81.4%
40%	-80%	-49.0%	-49.4%	-50.5%	-52.3%	-54.7%	-57.7%	-61.1%	-64.7%	-68.4%	-72.2%	-75.9%	-79.4%	-82.7%
45%	-90%	-52.4%	-52.8%	-53.8%	-55.5%	-57.8%	-60.6%	-63.7%	-67.1%	-70.6%	-74.1%	-77.5%	-80.8%	-83.8%
50%	-100%	-55.6%	-55.9%	-56.9%	-58.5%	-60.6%	-63.2%	-66.1%	-69.2%	-72.5%	-75.8%	-79.0%	-82.1%	-84.9%
55%	-110%	-58.4%	-58.7%	-59.6%	-61.1%	-63.1%	-65.5%	-68.2%	-71.2%	-74.2%	-77.3%	-80.3%	-83.2%	-85.9%
60%	-120%	-60.9%	-61.2%	-62.1%	-63.5%	-65.4%	-67.6%	-70.2%	-73.0%	-75.8%	-78.7%	-81.5%	-84.2%	-86.7%
The foregoing table is intended to isolate the effect of benchmark volatility and benchmark performance on the return of an inverse leveraged fund. The ProFund’s actual returns may be significantly greater or less than the returns shown above as a result of any of the factors discussed above or under “Correlation Risk” in the Prospectus.
Investments in the Subsidiary – Transamerica BlackRock Global Allocation VP, Transamerica BlackRock Global Allocation Managed Risk-Balanced VP, Transamerica BlackRock Global Allocation Managed Risk-Growth VP
The portfolio may invest up to 25% of its total assets in its Subsidiary. Investments in the Subsidiary are expected to provide the portfolio with exposure to the commodity markets. The principal purpose of investment in the Subsidiary is to allow the portfolio to gain exposure to the commodity markets within the limitations of the federal tax law requirements applicable to regulated investment companies. The portfolio, as a regulated investment company under the tax rules, is generally required to realize at least 90 percent of its annual gross income from certain investment-related sources, specifically, from dividends, interest, payments with respect to certain securities loans, gains from
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the sales of stock, securities and foreign currencies, other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from certain types of publicly traded partnerships (referred to as qualifying income). Direct investments by a regulated investment company in commodity-related instruments generally do not, under published IRS rulings, produce qualifying income. However, in a series of private letter rulings, the IRS has indicated income derived by a regulated investment company from a wholly-owned subsidiary invested in commodity and financial futures and option contracts, forward contracts, swaps on commodities or commodities indexes, commodity-linked notes and fixed income securities serving as collateral for the contracts would constitute qualifying income. The portfolio has not received a private letter ruling from the IRS confirming that income derived from the Subsidiary will constitute qualifying income to the portfolio. The IRS is no longer issuing private letter rulings to that effect. Under proposed Treasury regulations, certain income derived by a regulated investment company from a foreign wholly-owned subsidiary, such as the Subsidiary, that invests in commodities and commodity-linked derivatives would generally constitute “qualifying income” only to the extent the wholly-owned subsidiary makes distributions to the regulated investment company. If the proposed Treasury regulations are finalized in their current form, the Subsidiary intends to make all necessary distributions such that the portfolio’s income derived from the Subsidiary will constitute “qualifying income.” The tax treatment of the portfolio’s investment in commodity interests or in the Subsidiary could also be adversely affected by future legislation or Treasury regulations.
The Subsidiary is a company organized under the laws of the Cayman Islands, and is overseen by its own board of directors. Although the Subsidiary has its own board of directors, the Subsidiary is wholly-owned and controlled by the portfolio.
The Subsidiary (unlike the portfolio) may invest without limit in commodities, commodity-linked derivatives, ETFs, leveraged or unleveraged commodity-linked notes and other investments that provide exposure to commodities. Although the portfolio may to some extent invest directly in commodity-linked derivative instruments and other investments that provide exposure to commodities, the portfolio may also gain exposure to these derivative instruments indirectly by investing in the Subsidiary. The Subsidiary also may invest in other instruments, including fixed income securities, cash and cash equivalents and U.S. government securities, either as investments or to serve as margin or collateral for the Subsidiary’s derivatives positions. To the extent that the portfolio invests in the Subsidiary, it may be subject to the risks associated with those derivative instruments and other securities.
The Subsidiary is managed by TAM and sub-advised by the portfolio’s sub-adviser. However, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary otherwise is subject to the portfolio’s investment restrictions and other policies. The portfolio and the Subsidiary test for compliance with the portfolio’s investment restrictions on a consolidated basis. However, unlike the portfolio, the Subsidiary will not seek to qualify as a regulated investment company under Subchapter M of the Code.
The Subsidiary will not be subject to U.S. federal income tax. It will, however, be considered a controlled foreign corporation, and the portfolio will be required to include as income annually investment income earned by the Subsidiary during that year regardless of whether that income is distributed to the portfolio. Furthermore, the portfolio will be subject to generally applicable regulated investment company distribution requirements on any such income, whether or not the Subsidiary makes a distribution to the portfolio during the taxable year. The Subsidiary is not an investment company registered under the 1940 Act and, unless otherwise noted in the prospectus or this SAI, is not subject to all of the investor protections of the 1940 Act and other U.S. regulations. Changes in the laws of the United States and/or the Cayman Islands could affect the ability of the portfolio and/or the Subsidiary to operate as described in the prospectus and this SAI and could negatively affect the portfolio and its shareholders.
Portfolio Turnover
Portfolio turnover rate is, in general, the percentage calculated by taking the lesser of purchases or sales of portfolio securities (excluding short-term securities) for a year and dividing it by the monthly average of the market value of such securities held during the year.
Changes in security holdings are made by a portfolio’s investment manager or sub-adviser when it is deemed necessary. Such changes may result from: liquidity needs; securities having reached a price or yield objective; anticipated changes in interest rates or the credit standing of an issuer; or developments not foreseen at the time of the investment decision.
The investment manager or a sub-adviser may engage in a significant number of short-term transactions if such investing serves a portfolio’s objective. The rate of portfolio turnover will not be a limiting factor when such short-term investing is considered appropriate. Increased turnover results in higher brokerage costs or mark-up charges for a portfolio; these charges are ultimately borne by the policyowners.
In computing the portfolio turnover rate, securities whose maturities or expiration dates at the time of acquisition are one year or less are excluded. Subject to this exclusion, the turnover rate for a portfolio is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the fiscal year by (b) the monthly average of portfolio securities owned by the portfolio during the fiscal year.
There are no fixed limitations regarding the portfolio turnover rates of the portfolios. Portfolio turnover rates are expected to fluctuate under constantly changing economic conditions and market circumstances. Higher turnover rates tend to result in higher brokerage fees. Securities initially satisfying the basic policies and objective of a portfolio may be disposed of when they are no longer deemed suitable.
Historical turnover rates are included in the Financial Highlights tables in the prospectus.
The following portfolios had a significant variation in their portfolio turnover rates over the fiscal years ended December 31, 2016 and December 31, 2017.
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Transamerica Aegon U.S. Government Securities VP had decreased trading in 2017, leading to a lower turnover rate for that year.
Transamerica Clarion Global Real Estate Securities VP had increased trading in 2017, leading to a higher turnover rate for that year.
Transamerica Janus Mid-Cap Growth VP underwent a sub-adviser change in 2016 and had decreased trading in 2017, leading to a lower turnover rate for that year.
Transamerica JPMorgan Asset Allocation - Conservative VP underwent a sub-adviser change in 2016 and had decreased trading in 2017, leading to a lower turnover rate for that year.
Transamerica JPMorgan Asset Allocation - Growth VP had decreased trading in 2017, leading to a lower turnover rate for that year.
Transamerica JPMorgan Asset Allocation - Moderate Growth VP underwent a sub-adviser change in 2016 and had decreased trading in 2017, leading to a lower turnover rate for that year.
Transamerica JPMorgan Asset Allocation - Moderate VP underwent a sub-adviser change in 2016 and had decreased trading in 2017, leading to a lower turnover rate for that year.
Transamerica JPMorgan International Moderate Growth VP had decreased trading in 2017, leading to a lower turnover rate for that year.
Transamerica Legg Mason Dynamic Allocation - Balanced VP had decreased trading in 2017, leading to a lower turnover rate for that year.
Transamerica Legg Mason Dynamic Allocation - Growth VP had decreased trading in 2017, leading to a lower turnover rate for that year.
Transamerica Managed Risk - Balanced ETF VP had decreased trading in 2017, leading to a lower turnover rate for that year.
Transamerica Managed Risk - Growth ETF VP had decreased trading in 2017, leading to a lower turnover rate for that year.
Transamerica Market Participation Strategy VP had increased trading in 2017, leading to a higher turnover rate for that year.
Transamerica Pinebridge Inflation Opportunities VP had decreased trading in 2017, leading to a lower turnover rate for that year.
Transamerica QS Investors Active Asset Allocation - Conservative VP had decreased trading in 2017, leading to a lower turnover rate for that year.
Transamerica QS Investors Active Asset Allocation - Moderate Growth VP had decreased trading in 2017, leading to a lower turnover rate for that year.
Transamerica QS Investors Active Asset Allocation - Moderate VP had decreased trading in 2017, leading to a lower turnover rate for that year.
Transamerica Small/Mid Cap Value VP underwent a sub-adviser change in 2016 and had decreased trading in 2017, leading to a lower turnover rate for that year.
Disclosure of Portfolio Holdings
It is the policy of the portfolios to protect the confidentiality of their holdings and prevent the selective disclosure of non-public information about portfolio holdings. The portfolios’ service providers are required to comply with this policy. No non-public information concerning the portfolio holdings may be disclosed to any unaffiliated third party, except as provided below. The Board has adopted formal procedures governing compliance with these policies.
The portfolios believe the policy is in the best interests of each portfolio and its shareholders and that it strikes an appropriate balance between the desire of investors for information about portfolio holdings and the need to protect portfolios from potentially harmful disclosures. Any conflicts of interest between the interests of portfolio shareholders and those of TAM or its affiliates are addressed in a manner that places the interests of portfolio shareholders first.
The portfolios, or their duly authorized service providers, may publicly disclose holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. A summary or list of a portfolio’s completed purchases and sales may only be made available after the public disclosure of portfolio holdings.
The portfolios generally make publicly available their complete portfolio holdings no sooner than 15 days after month-end. Typically, the portfolios achieve public disclosure by publishing all holdings on their website at www.transamericaseriestrust.com. Such information generally remains online for 6 months, or as otherwise consistent with applicable regulations. Following public disclosure, the portfolios may then forward the information to investors and consultants requesting it.
Transamerica Aegon Government Money Market VP files monthly a schedule of portfolio holdings with the SEC on Form N-MFP. The information filed on Form N-MFP is made available to the public by the SEC 60 days after the end of the month to which the information pertains. A schedule of portfolio holdings for Transamerica Aegon Government Money Market VP is posted each month to the portfolio’s website in accordance with Rule 2a-7(c)(12) under the 1940 Act.
There are numerous mutual fund evaluation services and due diligence departments of broker-dealers and wirehouses that regularly analyze the holdings of mutual funds and portfolios in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers.
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In order to facilitate the review of the funds and portfolios by these services and departments, the portfolios may distribute (or authorize their service providers to distribute) holdings to such services and departments before their public disclosure is required or authorized provided that: (i) the recipient does not distribute the holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the portfolios before the holdings or results of the analysis become public information; and (ii) the recipient signs a written confidentiality agreement. Persons and entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed. Neither the portfolios nor their service providers receive any compensation from such services and departments. Subject to such departures as the portfolios’ investment manager and compliance department believe reasonable and consistent with reasonably protecting the confidentiality of the portfolio information, each confidentiality agreement should provide that, among other things: the portfolio information is the confidential property of the portfolios (and their service providers, if applicable) and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement. The recipient of the portfolio information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, are (1) authorized to have access to the portfolio information and (2) subject to a duty of confidentiality, including duties not to share the non-public information with an unauthorized source and not to trade on non-public information. Upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio information.
The portfolios (or their authorized service providers) may disclose portfolio information before their public disclosure based on the criteria described above. The frequency with which such information may be disclosed, and the length of the lag, if any, between the disclosure date of the information and the date on which the information is publicly disclosed, varies based on the terms of the applicable confidentiality agreement. The portfolios currently provide portfolio information to the following third parties at the stated frequency as part of ongoing arrangements that include the release of portfolio holdings information in accordance with the policy:
Name	Frequency
Advent Software, Inc.	Daily
Evare	Daily
FactSet	Daily
Morningstar Investment Management LLC	Daily
StarCompliance	Daily
Lipper, Inc.	Quarterly
Thompson Financial, Ltd.	Quarterly
Bloomberg	Quarterly
Portfolio holdings information may also be provided at any time (and as frequently as daily) to the portfolios’ service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities, such as TAM, the sub-advisers, the custodian, administrator, sub-administrator, independent public accountants, attorneys, and the portfolios’ officers and trustees, subject to a duty of confidentiality with respect to any portfolio holdings information. TAM also receives portfolio holdings information to assist in the selection of underlying portfolios for certain asset allocation portfolios.
In addition to these ongoing arrangements, the policy permits the release by the portfolios (or their authorized service providers) of the following information concerning a portfolio before disclosure of full portfolio holdings is made publicly available, provided that the information has been publicly disclosed (via the portfolios’ website or otherwise):
•	Top Ten Holdings – A portfolio’s top ten holdings and the total percentage of the portfolio such aggregate holdings represent.
•	Sector Holdings – A portfolio’s sector information and the total percentage of the portfolio held in each sector.
•	Other Portfolio Characteristic Data – Any other analytical data with respect to a portfolio that does not identify any specific portfolio holding.
•	Funds of ETFs and Funds of Funds – For any portfolio whose investments (other than cash alternatives) consist solely of shares of ETFs or other Funds, no sooner than 10 days after the end of a month the names of the ETFs or Funds held as of the end of that month and the percentage of the portfolio’s net assets held in each ETF or Fund as of the end of that month.
The Board and an appropriate officer of the Investment Manager’s compliance department or the Trust’s Chief Compliance Officer (“CCO”) may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information and waive certain requirements. Any exceptions to the policy must be consistent with the purposes of the policy. The CCO reports to the Board material compliance violations of the portfolios’ policies and procedures on disclosure of portfolio holdings.
J.P. Morgan Investment Management Inc. (“JPMIM”), as sub-adviser to certain asset allocation portfolios receives portfolio holdings information to assist in the selection of underlying funds for those asset allocation portfolios. JPMIM may utilize this information solely in selection of underlying funds and will not use the information to trade individual securities or instruments, and has signed a confidentiality agreement.
The portfolios are offered as investment options in variable annuity contracts offered by Transamerica Life Insurance Company and its affiliated insurance companies (collectively, for purposes of this section, the “Insurer”). Each contract holder has the right to designate one or more separate accounts in which the premium for the separate account will be invested. The separate accounts invest in underlying investment options, including the portfolios. Certain variable annuity contracts issued by the Insurer include a guarantee from the Insurer as to the value
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of the contract holder’s separate account investments. Under the policy, portfolio holdings and certain analytical information and algorithm and trade data concerning the portfolios may be disclosed to the Insurer solely to allow it to hedge its obligations under the variable annuity contracts. This information may only be provided to the Insurer in accordance with procedures approved by the Board governing the sharing of such information with the Insurer. The Insurer has signed a confidentiality agreement.
In addition, separate account and unregistered product clients of TAM, the sub-advisers of the portfolios, or their respective affiliates generally have access to information regarding the portfolio holdings of their own accounts. Prospective clients may also have access to representative portfolio holdings. These clients and prospective clients are not subject to the portfolio holdings disclosure policies described above. Some of these separate accounts and unregistered product clients have substantially similar or identical investment objectives and strategies to certain portfolios, and therefore may have substantially similar or nearly identical portfolio holdings as those portfolios.
Certain information in the above section may not apply to all of the portfolios managed by the Investment Manager.
Commodity Exchange Act Registration
The Investment Manager has registered as a “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) with respect to its service as investment manager to Transamerica American Funds Managed Risk VP, Transamerica BlackRock Global Allocation Managed Risk – Balanced VP, Transamerica BlackRock Global Allocation Managed Risk – Growth VP, Transamerica Multi-Manager Alternative Strategies VP and Transamerica ProFund UltraBear VP. Compliance with applicable Commodity Futures Trading Commission (“CFTC”) disclosure, reporting and recordkeeping regulations is expected to increase portfolio expenses.
The Investment Manager relies on CFTC Rule 4.12(c)(3) with respect to Transamerica American Funds Managed Risk VP, Transamerica BlackRock Global Allocation Managed Risk – Balanced VP, Transamerica BlackRock Global Allocation Managed Risk – Growth VP, Transamerica Multi-Manager Alternative Strategies VP and Transamerica ProFund UltraBear VP. CFTC Rule 4.12(c)(3) relieves the Investment Manager from certain CFTC recordkeeping, reporting and disclosure requirements.
The remaining portfolios are operated by the Investment Manager pursuant to an exclusion from registration as a CPO with respect to such portfolios under the CEA, and therefore, are not subject to registration or regulation with respect to the portfolios under the CEA. These portfolios are limited in their ability to enter into commodity interests positions subject to CFTC jurisdiction.
Management of the Trust
Board Members and Officers
The members of the Board (“Board Members”) and executive officers of the Trust are listed below.
Interested Board Member means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” Independent Board Member means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”
The Board governs each portfolio and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each portfolio and the operation of each portfolio by its officers. The Board also reviews the management of each portfolio’s assets by the investment manager and its respective sub-adviser.
The portfolios are among the portfolios managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); (iii) Transamerica ETF Trust (“TET”); and (iv) Transamerica Asset Allocation Variable Funds (“TAAVF”). The Transamerica Fund Family consists of 136 funds as of the date of this SAI. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.
The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.
The Board Members, their age, their positions with the Trust, and their principal occupations for the past five years (their titles may have varied during that period), the number of funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.
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Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INTERESTED BOARD MEMBERS
Marijn P. Smit (44)	Chairman of the Board, President and Chief Executive Officer	Since 2014	Chairman of the Board, President and Chief Executive Officer, TF, TST and TAAVF (2014 – present);
Chairman of the Board, President and Chief Executive Officer, TET (2017 – present);
Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018);
Chairman of the Board, President and Chief Executive Officer, Transamerica Income Shares, Inc. (“TIS”) (2014 – 2015);
Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) and Transamerica Fund Services, Inc. (“TFS”) (2014 – present);
President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);
Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);
Vice President, Transamerica Life Insurance Company (2010 – present);
Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);
Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016);
Senior Vice President, Transamerica Retirement Solutions Corporation (2012 – present); and
President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).	136	Director, Massachusetts Fidelity Trust Company (2014 - present);
					Director, Aegon Global Funds (2016-present); Director – Akaan-Aegon, S.A.P.I. de C.V. (financial services joint venture in Mexico) (2017-present)
Alan F. Warrick (69)	Board Member	Since 2012	Board Member, TF, TST and TAAVF (2012 – present); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Board Member, TIS (2012 – 2015); Consultant, Aegon USA (2010 – 2011); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); Retired (2010 – present); and Managing Director for Strategic Business Development, Aegon USA (1994 – 2010).	131	N/A
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (65)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF, TST and TAAVF (2008 – present); Board Member, TPP, TPFG and TPFG II (2008 – 2018); Board Member, TIS (2008 – 2015); Board Member, Transamerica Investors, Inc. (“TII”) (2003 – 2010); and Partner, KPMG (1975 – 1999).	131	Big 5 Sporting Goods (2002 – present); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (61)	Lead Independent Board Member	Since 2001	Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present); Board Member, TST (2001 – present);	131	Ameris Bancorp (2013 – present); Ameris Bank (2013 –
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Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS—continued
Leo J. Hill (continued)	Board Member, TF (2002 – present);
Board Member, TPP, TPFG and TPFG II (2007 – 2018);
Board Member, TIS (2002 – 2015);
Board Member, TAAVF (2007 – present);
Board Member, TII (2008 – 2010);
Market President, Nations Bank of Sun Coast Florida (1998 – 1999);
Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);
Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994); and
			Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).		present)
David W. Jennings (71)	Board Member	Since 2009	Board Member, TF, TST and TAAVF (2009 – present); Board Member, TPP, TPFG and TPFG II (2009 – 2018); Board Member, TIS (2009 – 2015); Board Member, TII (2009 – 2010); Managing Director, Hilton Capital Management, LLC (2010 – present); Principal, Maxam Capital Management, LLC (2006 – 2008); and Principal, Cobble Creek Management LP (2004 – 2006).	131	N/A
Russell A. Kimball, Jr. (73)	Board Member	Since 1986	General Manager, Sheraton Sand Key Resort (1975 – present); Board Member, TST (1986 – present); Board Member, TF, (1986 – 1990), (2002 – present); Board Member, TPP, TPFG and TPFG II (2007 – 2018); Board Member, TIS (2002 – 2015); Board Member, TAAVF (2007 – present); and Board Member, TII (2008 – 2010).	131	N/A
Fredric A. Nelson III (61)	Board Member	Since 2017	Board Member, TF, TST and TAAVF (2017 – present); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	131	N/A
John E. Pelletier (53)	Board Member	Since 2017	Board Member, TF, TST and TAAVF (2017 – present); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Director, Center for Financial Literacy,	131	N/A
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Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS—continued
John E. Pelletier (continued)	Champlain College (2010 – present);
Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – present);
Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – present);
Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017);
Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017);
Chief Legal Officer, Eaton Vance Corp. (2007 – 2008); and
			Executive Vice President and Chief Operating Officer (2004 - 2007), General Counsel (1997 – 2004), Natixis Global Associates.
Patricia L. Sawyer (67)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TPP, TPFG and TPFG II (1993 – 2018); Board Member, TIS (2007 – 2015); Board Member, TII (2008 – 2010); Board Member, TAAVF (1993 – present); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	131	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (66)	Board Member	Since 2004	Partner, Englander Fischer (2016 – present); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present); Board Member, TAAVF (2007 – present); Board Member, TPP, TPFG and TPFG II (2007 – 2018); Board Member, TIS (2004 – 2015); Board Member, TII (2008 – 2010); Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and Treasurer, The Hough Group of Funds (1993 – 2004).	131	Operation PAR, Inc. (non-profit organization) (2008 – present);
Remember Honor Support, Inc. (non-profit organization)
(2013-present)
Board Member, WRH Income Properties, Inc. (real estate) (2014-present);
					Board Member, Boley PAR, Inc. (non-profit organization) (2016-present)
*	Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.
Officers
The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their year of birth, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.
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Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (44)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Table Above.
Tané T. Tyler (52)	Vice President, Associate General Counsel, Chief Legal Officer and Secretary	Since 2014	Vice President, Associate General Counsel, Chief Legal Officer and Secretary, Transamerica Funds, TST and TAAVF (2014 – present);
Vice President, Associate General Counsel, Chief Legal Officer and Secretary, TPP, TPFG and TPFG II (2014 – 2018);
Assistant General Counsel, Chief Legal Officer and Secretary, TIS (2014 – 2015);
Director (2014 – present), Assistant Secretary (2016 – present), Vice President, Secretary, Associate General Counsel and Chief Legal Officer (2014 – 2016), TAM;
Director, Associate General Counsel, Chief Legal Officer, Secretary and Vice President, TFS (2014 – present);
Senior Vice President, Secretary and General Counsel, ALPS, Inc., ALPS Fund Services, Inc. and ALPS Distributors, Inc. (2004 – 2013); and
Secretary, Liberty All-Star Funds (2005-2013).
Christopher A. Staples (47)	Vice President and Chief Investment Officer, Advisory Services	Since 2005	Vice President and Chief Investment Officer, Advisory Services (2007 – present), Transamerica Funds and TST;
Vice President and Chief Investment Officer, Advisory Services (2007 – 2015), TIS;
Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – present);
Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);
Director (2005 – present), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016) and Lead Portfolio Manager (2007 – present), TAM;
Director, TFS (2005 – present);
Registered Representative (2007 – 2016), TCI; and Registered Representative, TFA (2005 – present).
Thomas R. Wald (57)	Chief Investment Officer	Since 2014	Chief Investment Officer, Transamerica Funds, TST and TAAVF (2014 – present);
Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);
Chief Investment Officer, TIS (2014 – 2015);
Senior Vice President and Chief Investment Officer, TAM (2014 – present);
Chief Investment Officer, Transamerica Investments & Retirement (2014 – present); and
Vice President and Client Portfolio Manager, Curian Capital, LLC (2012 – 2014).
Vincent J. Toner (47)	Vice President and Treasurer	Since 2014	Vice President and Treasurer, Transamerica Funds, TST and TAAVF (2014 – present);
Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);
Vice President and Treasurer, TIS (2014 – 2015);
Vice President and Treasurer (2016 – present), Vice President, Administration and Treasurer (2014 – 2016), TAM;
Vice President, Administration and Treasurer, TFS (2014 –
present); and Senior Vice President and Vice President, Fund Administration, Brown Brothers Harriman (2010 – 2014).
Scott M. Lenhart (56)	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014	Chief Compliance Officer and Anti-Money Laundering Officer, Transamerica Funds, TST and TAAVF (2014 - present), TPP, TPFG and TPFG II (2014 – 2018), TIS (2014 - 2015);
Chief Compliance Officer (2014 - present), Anti-Money Laundering Officer (2014 - present), TAM;
Vice President and Chief Compliance Officer, TFS (2014 - present); and
Director of Compliance, Transamerica Investments & Retirement (2014 - present).
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Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Rhonda A. Mills (51)	Assistant General Counsel, Assistant Secretary	Since 2016	Assistant Secretary, Transamerica Funds, TST and TAAVF (2016 – present);
Assistant Secretary, TPP, TPFG and TPFG II (2016 – 2018);
Assistant Secretary, Vice President and High Level Specialist Attorney (2014 – 2016), Assistant General Counsel (2016 – present), TAM;
Assistant Secretary, High Level Specialist Attorney and Vice President (2014 – present), TFS;
Vice President and Associate Counsel, ALPS Fund Services, Inc. (2011 – 2014);
Managing Member, Mills Law, LLC (2010 – 2011);
Counsel, Old Mutual Capital (2006-2009);
Senior Counsel, Great-West Life and Annuity Insurance Company (2004-2006); and
Securities Counsel, J.D. Edwards (2000-2003).
Blake Boettcher (32)	Tax Manager	Since 2018	Tax Manager, Transamerica Funds, TST, TAAVF and TET (2018 – present); Senior Manager – Tax, Charles Schwab Investment Management (2015 – 2017); and Tax Manager, Deloitte Tax LLP (2012 – 2015).
*	Elected and serves at the pleasure of the Board of the Trust.
If an officer has held offices for different portfolios for different periods of time, the earliest applicable date is shown. No officer of the Trust, except for the Chief Compliance Officer, receives any compensation from the Trust.
Each of the Board Members, other than Mr. Jennings, Mr. Nelson, Mr. Pelletier, Mr. Smit and Mr. Warrick, previously served as a trustee or director of the TAM, Diversified or Premier fund family, and each Board Member was thus initially selected by the board of the applicable predecessor fund family. In connection with the consolidation of all “manager of managers” investment advisory services within Transamerica in 2007, a single board was established to oversee the TAM and Diversified fund families, and each of the Board Members, other than Ms. Bane, Mr. Jennings, Mr. Nelson, Mr. Pelletier, Mr. Smit and Mr. Warrick, joined the Board at that time. The Board was established with a view both to ensuring continuity of representation by board members of the TAM and Diversified fund families on the Board and in order to establish a Board with experience in and focused on overseeing various types of funds, which experience would be further developed and enhanced over time. Ms. Bane joined the Board in 2008 when the Premier fund family was consolidated into the Transamerica Fund Family. Mr. Jennings joined the Board in 2009. Mr. Warrick joined the Board in 2012. Mr. Smit joined the Board in 2014. Mr. Nelson and Mr. Pelletier both joined the Board in 2017.
The Board believes that each Board Member’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Board Members lead to the conclusion that the Board possesses the requisite skills and attributes. The Board believes that the Board Members’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with TAM, the sub-advisers, other services providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: his or her character and integrity; such person’s service as a board member of a predecessor fund family (other than Mr. Jennings, Mr. Nelson, Mr. Pelletier, Mr. Smit and Mr. Warrick); such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Board Member; the fact that such person’s service would be consistent with the requirements of the retirement policies of the Trust; as to each Board Member other than Mr. Smit and Mr. Warrick, his or her status as not being an “interested person” as defined in the 1940 Act; as to Mr. Smit, his status as a representative of TAM; and, as to Mr. Warrick, his former service in various executive positions for certain affiliates of TAM. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Board Member: Ms. Bane, accounting experience and experience as a board member of multiple organizations; Mr. Hill, financial and entrepreneurial experience as an executive, owner and consultant; Mr. Jennings, investment management experience as an executive of investment management organizations and portfolio manager; Mr. Kimball, business experience as an executive; Mr. Nelson, business experience, securities industry and fund executive experience; Mr. Pelletier, securities industry and fund legal experience, entrepreneurial experience as an executive, owner and consultant, and board experience; Ms. Sawyer, management consulting and board experience; Mr. Waechter, securities industry and fund accounting and fund compliance experience, legal experience and board experience; Mr. Smit, investment management and insurance experience as an executive and leadership roles with TAM and affiliated entities; and Mr. Warrick, financial services industry experience as an executive and consultant with various TAM affiliates and other entities. References to the qualifications, attributes and skills of Board Members are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Board Member as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.
The Board is responsible for overseeing the management and operations of the portfolios. Mr. Smit serves as Chairman of the Board. Mr. Smit is an interested person of the portfolios. Independent Board Members constitute more than 75% of the Board.
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The Board currently believes that an interested Chairman is appropriate and is in the best interests of the portfolios and their shareholders, and that its committees, as further described below, help ensure that the portfolios have effective and independent governance and oversight. The Board believes that an interested Chairman has a professional interest in the quality of the services provided to the portfolios and that the Chairman is best equipped to provide oversight of such services on a day-to-day basis because of TAM’s sponsorship of the portfolios and TAM’s ongoing monitoring of the investment sub-advisers that manage the assets of each portfolio. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Board Members from management. The Independent Board Members also believe that they can effectively act independently without having an Independent Board Members act as Chairman. Among other reasons, this belief is based on the fact that the Independent Board Members represent over 75% of the Board.
Board Committees
The Board has two standing committees: the Audit Committee and Nominating Committee. Both the Audit Committee and Nominating Committee are chaired by an Independent Board Member and composed of all of the Independent Board Members. In addition, the Board has a Lead Independent Board Member.
The Lead Independent Board Member and the chairs of the Audit and Nominating Committees work with the Chairman to set the agendas for Board and committee meetings. The Lead Independent Board Member also serves as a key point person for dealings between management and the Independent Board Members. Through the portfolios’ board committees, the Independent Board Members consider and address important matters involving the portfolios, including those presenting conflicts or potential conflicts of interest for management, and they believe they can act independently and effectively. The Board believes that its leadership structure is appropriate and facilitates the orderly and efficient flow of information to the Independent Board Members from management.
The Audit Committee, among other things, oversees the accounting and reporting policies and practices and internal controls of the Trust, oversees the quality and integrity of the financial statements of the Trust, approves, prior to appointment, the engagement of the Trust’s independent registered public accounting firm, reviews and evaluates the independent registered public accounting firm’s qualifications, independence and performance, and approves the compensation of the independent registered public accounting firm.
The Audit Committee also approves all audit and permissible non-audit services provided to each portfolio by the independent registered public accounting firm and all permissible non-audit services provided by each portfolio’s independent registered public accounting firm to TAM and any affiliated service providers if the engagement relates directly to each portfolio’s operations and financial reporting.
The Nominating Committee is a forum for identifying, considering, selecting and nominating, or recommending for nomination by the Board, candidates to fill vacancies on the Board. The Nominating Committee may consider diversity in identifying potential candidates, including differences of viewpoint, professional experience and skill, as well as such other individual qualities and attributes as it may deem relevant. The Nominating Committee has not adopted a formal procedure for the implementation, or for assessing the effectiveness, of its policy with regard to the consideration of diversity in identifying potential candidates.
When addressing vacancies, the Nominating Committee sets any necessary standards or qualifications for service on the Board and may consider nominees recommended by any source it deems appropriate, including management and shareholders. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Board Members. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders. The Nominating Committee will consider all submissions meeting the applicable requirements stated herein that are received by December 31 of the most recently completed calendar year.
The Nominating Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Board Members to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). The committee has, however, established (and reviews from time to time as it deems appropriate) certain desired qualities and qualifications for nominees, including certain personal attributes and certain skills and experience.
Risk Oversight
Through its oversight of the management and operations of the portfolios, the Board also has a risk oversight function, which includes (without limitation) the following: (i) requesting and reviewing reports on the operations of the portfolios (such as reports about the performance of the portfolios); (ii) reviewing compliance reports and approving compliance policies and procedures of the portfolios and their service providers; (iii) meeting with management to consider areas of risk and to seek assurances that adequate resources are available to address risks; (iv) meeting with service providers, including portfolio auditors, to review portfolio activities; and (v) meeting with the Chief Compliance Officer and other officers of the portfolios and their service providers to receive information about compliance, and risk assessment and management matters. Such oversight is exercised primarily through the Board and its Audit Committee but, on an ad hoc basis, also can be exercised by the Independent Board Members during executive sessions. The Board has emphasized to TAM and the sub-advisers the importance of maintaining vigorous risk management.
The Board recognizes that not all risks that may affect the portfolios can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the portfolios'
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goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board Members as to risk management matters are typically summaries of the relevant information. Most of the portfolios' investment management and business affairs are carried out by or through TAM, its affiliates, the sub-advisers and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the portfolios' and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations. In addition, some risks may be beyond the reasonable control of the Board, the portfolios, TAM, its affiliates, the sub-advisers or other service providers.
In addition, it is important to note that each portfolio is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.
Additional Information about the Committees of the Board
Both the Audit Committee and Nominating Committee are composed of all of the Independent Board Members. For the fiscal year ended December 31, 2017, the Audit Committee met 4 times and the Nominating Committee met 1 time.
Trustee Ownership of Equity Securities
As of December 31, 2017, none of the Board Members owned equity securities in the TST portfolios.
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Transamerica Fund Family
Trustee	Aggregate Dollar Range of Equity Securities
Interested Trustees
Marijn P. Smit	Over $100,000
Alan F. Warrick	None
Independent Trustees
Sandra N. Bane	None
Leo J. Hill	Over $100,000
David W. Jennings	None
Russell A. Kimball, Jr.	Over $100,000
Fredric A. Nelson III	None
John E. Pelletier	Over $100,000
Patricia L. Sawyer	Over $100,000
John W. Waechter	Over $100,000
As of December 31, 2017, none of the Independent Board Members or their immediate family members owned beneficially or of record any securities of the Investment Manager, sub-advisers or Distributor of the portfolios, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Investment Manager, sub-advisers or Distributor of the portfolios.
Trustee Compensation
As of January 1, 2018, Independent Board compensation is determined as follows: Independent Board Members receive a total annual retainer fee of $220,000 from the funds/portfolios that make up the Transamerica Fund Family, as well as $9,000 for each regularly scheduled meeting attended and each special meeting requiring an in-person quorum (whether attended in-person or telephonically). The Independent Board Members receive $2,500 for each telephonic meeting attended. Additionally, each member of the Audit Committee and Nominating Committee receives a total annual retainer fee of $40,000.
The Trust pays a pro rata share of these fees allocable to each series of the Trust based on the relative assets of the series.
As of January 1, 2018, the Lead Independent Trustee of the Board receives an additional retainer of $55,000 per year. The Audit Committee Chairperson receives an additional retainer of $25,000 per year and the Nominating Committee Chairperson receives an additional retainer of $13,000 per year. The Trust also pays a pro rata share allocable to each series of the Trust based on the relative assets of the series for the Lead Independent Trustee, Audit Committee Chairperson and Nominating Committee Chairperson retainers.
Any fees and expenses paid to an Interested Trustee and officers are paid by TAM or an affiliate and not by the Trust, except for the Chief Compliance Officer.
Under a non-qualified deferred compensation plan effective January 1, 2008, as amended and restated (the “Deferred Compensation Plan”), available to the Board Members, compensation may be deferred that would otherwise be payable by the Trust to an Independent Board Member on a current basis for services rendered as Board Member. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the Board Members.
Amounts deferred and accrued under the Deferred Compensation Plan are unfunded and unsecured claims against the general assets of the Trust.
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Compensation Table
The following table provides compensation amounts paid by the portfolios to the Independent Trustees for the fiscal year ended December 31, 2017. Interested Trustees are not compensated by the portfolios. Messrs. Smit and Warrick are compensated for their Board service by TAM or an affiliate of TAM.
Name of Person, Position	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Funds Expenses(a)	Estimated Annual Benefits Upon Retirement(a)	Total Compensation from Transamerica Fund Family (including the Trust)(b)(c)
Sandra N. Bane, Trustee	$184,450	N/A	N/A	$297,500
Leo J. Hill, Trustee	$214,210	N/A	N/A	$345,500
David W. Jennings, Trustee	$184,450	N/A	N/A	$297,500
Russell A. Kimball, Jr., Trustee	$184,450	N/A	N/A	$297,500
Fredric A. Nelson III, Trustee	$73,780	N/A	N/A	$119,000
John E. Pelletier, Trustee	$110,670	N/A	N/A	$178,500
Patricia L. Sawyer, Trustee	$193,750	N/A	N/A	$312,500
John W. Waechter, Trustee	$198,710	N/A	N/A	$320,500
(a)	The Trust has no plan or other arrangement pursuant to which the Trustees receive pension or retirement benefits.
(b)	Compensation expenses are allocated pro rata based on the relative net assets of each fund/portfolio included in the Transamerica Mutual Funds complex. Of this aggregate compensation, there were no amounts deferred from the funds/portfolios (including earnings and dividends) and accrued for the benefit of the participating Trustees for the fiscal year ended December 31, 2017.
(c)	Transamerica International Equity Index VP and Transamerica U.S. Equity Index VP commenced operations on May 1, 2017. Transamerica Levin Large Cap Value VP commenced operations on September 29, 2017. Transamerica 60/40 Allocation VP commenced operations on January 12, 2018.
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Shareholder Communication Procedures with the Board of Trustees
The Board of the Trust has adopted these procedures by which shareholders of the Trust may send written communications to the Board. Shareholders may mail written communications to the Board, addressed to the care of the Secretary of the Trust (“Secretary”), as follows:
Board of Trustees
Transamerica Series Trust
c/o Secretary
1801 California Street, Suite 5200
Denver, CO 80202
Each shareholder communication must (i) be in writing and be signed by the shareholder, (ii) identify the underlying series of the Trust to which it relates, and (iii) identify the class (if applicable) held by the shareholder. The Secretary is responsible for collecting, reviewing and organizing all properly submitted shareholder communications. Usually, with respect to each properly submitted shareholder communication, the Secretary shall either (i) provide a copy of the communication to the Board at the next regularly scheduled Board meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because the communication (i) does not reasonably relate to a series of the Trust or its operation, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Trust, or (ii) is ministerial in nature (such as a request for Trust literature, share data or financial information). These Procedures shall not apply to (i) any communication from an officer or Trustee of the Trust, (ii) any communication from an employee or agent of the Trust, unless such communication is made solely in such employee’s or agent’s capacity as a shareholder, (iii) any shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (“Exchange Act”) or any communication made in connection with such a proposal, or (iv) any communication that reasonably may be considered to be a complaint regarding the Trust or shareholder services, which complaint shall instead be promptly forwarded to the Trust’s Chief Compliance Officer. The Trustees are not required to attend the Trust’s shareholder meetings, if any, or to otherwise make themselves available to shareholders for communications, other than pursuant to these Procedures.
Code of Ethics
The Trust, TAM, each sub-adviser and TCI have each adopted a Code of Ethics as required by applicable law, which is designed to prevent affiliated persons of the Trust, TAM, each sub-adviser and TCI from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the portfolios (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities.
Pursuant to Rule 17j-1 under the 1940 Act, the portfolios, TAM, the sub-advisers and the distributor each have adopted a code of ethics that permits their personnel to invest in securities for their own accounts, including securities that may be purchased or held by a portfolio. All personnel must place the interests of clients first, must not act upon non-public information, must not take inappropriate advantage of their positions, and are required to fulfill their fiduciary obligations. All personal securities transactions by employees must adhere to the requirements of the codes of ethics and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.
Proxy Voting Policies and Procedures
The Trust uses the proxy voting policies of the respective sub-advisers to determine how to vote proxies relating to securities in their portion of the portfolio. The proxy voting policies and procedures of TAM and the sub-advisers are attached hereto as Appendix A.
TAM’s proxy voting policy and procedures address material conflicts of interest that may arise between TAM or its affiliates and the portfolios by either: (i) providing for voting in accordance with the recommendation of an independent third party or the Board; or (ii) obtaining the consent of the Board (or a Board Committee) with full disclosure of the conflict.
The Trust files SEC Form N-PX, with the complete proxy voting records of the portfolios for the 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) upon request by calling 1-888-233-4339; and (2) on the SEC’s website at www.sec.gov.
Proxy Voting Policies and Procedures
I. Statement of Principle
The portfolios seek to assure that proxies received by the portfolios are voted in the best interests of the portfolios’ stockholders and have accordingly adopted these procedures.
II. Delegation of Proxy Voting/Adoption of Investment Manager and Sub-Adviser Policies
Each portfolio delegates the authority to vote proxies related to portfolio securities to TAM, as investment manager to each portfolio, which in turn delegates proxy voting authority for most portfolios of the Trust to the sub-adviser retained to provide day-to-day portfolio management for that portfolio. The Board of each portfolio adopts the proxy voting policies and procedures of the Investment Manager and sub-advisers as the proxy voting policies and procedures (each a “Proxy Voting Policy”) that will be used by each of these respective entities when exercising voting authority on behalf of the portfolio. These policies and procedures are herein.
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III. Annual Review of Proxy Voting Policies of Investment Manager and Sub-Advisers
No less frequently than once each calendar year, the Proxy Voting Administrator will request each sub-adviser to provide a current copy of its Proxy Voting Policy, or certify that there have been no material changes to its Proxy Voting Policy or that all material changes have been previously provided for review, and verify that such Proxy Voting Policy is consistent with those of the portfolios and Investment Manager. Any inconsistency between the sub-adviser’s Proxy Voting Policy and that of the portfolios or TAM shall be reconciled by the Proxy Voting Administrator before presentation for approval by the Board.
The Proxy Voting Administrator will provide an electronic copy of each Board approved Proxy Voting Policy to the legal department for inclusion in applicable SEC filings.
IV. Securities on Loan
The Board has authorized TAM, in conjunction with State Street Bank and Trust Company (“State Street”), located at One Lincoln Street, Boston, MA 02111, to lend portfolio securities on behalf of the portfolios. Securities on loan generally are voted by the borrower of such securities. Should a sub-adviser to the portfolio wish to exercise its vote for a particular proxy, TAM will immediately contact State Street and terminate the loan.
Investment Management and Other Services
The Investment Manager
TAM serves as investment manager for the portfolios. The Trust has entered into an Investment Management Agreement (“Management Agreement”), on behalf of each portfolio with TAM. TAM, located at 1801 California Street, Suite 5200, Denver, CO 80202, provides continuous and regular investment management services to the portfolios. TAM supervises each respective portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the portfolios.
TAM is responsible for all aspects of the day-to-day management of Transamerica 60/40 Allocation VP. For each of the other portfolios, TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of any such portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of each portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for each portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the portfolios’ investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the portfolios; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the portfolios’ Board, participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the portfolios; oversight of other service providers to the portfolios, such as the custodian, the transfer agent, the portfolios’ independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the portfolios; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services.
TAM’s investment management services also include the provision of supervisory and administrative services to each portfolio. These services include performing certain administrative services for the portfolios and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the portfolios by State Street, to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the portfolios from time to time, monitoring and verifying the custodian’s daily calculation of net asset values; shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of portfolio investments; assisting with portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the portfolios’ custodian and dividend disbursing agent and monitoring their services to the portfolios; assisting the portfolios in preparing reports to shareholders; acting as liaison with the portfolios’ independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of Trustees and committees of Trustees; assisting in the preparation of regular communications with the Trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the portfolios.
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TAM is directly owned by Transamerica Premier Life Insurance Company (77%) (“TPLIC”) and AUSA Holding, LLC (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.
Management Agreement
TAM has agreed, under each portfolio’s Management Agreement, to regularly provide the portfolio with investment management services, including management, supervision and investment research and advice, and to furnish a continuous investment program for the portfolio’s portfolio of securities and other investments consistent with the portfolio’s investment objectives, policies and restrictions, as stated in the portfolio’s prospectus and SAI. TAM also provides supervisory and administrative services to each portfolio, as well as services incidental to the foregoing services. TAM is permitted to enter into contracts with sub-advisers, subject to the Board’s approval. TAM has entered into sub-advisory agreements, as described below.
As compensation for services performed, each portfolio pays TAM a fee computed daily at an annual rate of the portfolio's average daily net assets as described below. TAM bears all expenses incurred by it in the performance of its duties under each portfolio's Management Agreement. A portfolio bears all expenses not expressly assumed by TAM incurred in the operation of the portfolio and the offering of its shares.
The Management Agreement for a portfolio will terminate, unless sooner terminated as set forth therein, two years from its effective date, and will continue in effect from year to year thereafter, if continuance is specifically approved at least annually by (i) the vote of a majority of the Board Members who are not parties thereto or interested persons of any party thereto, cast in person at a meeting called for the purpose of voting on the approval of the terms of renewal, and by (ii) either the Board or the affirmative vote of a majority of the outstanding voting securities of that portfolio.
Each Management Agreement provides that TAM may render services to others. Under each portfolio’s Management Agreement, TAM assumes no responsibility other than to render the services called for by the Management Agreement in good faith, and TAM and its affiliates will not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the portfolio or in the performance of its other services thereunder. TAM and its affiliates are not protected, however, against any liability to a portfolio to which TAM or an affiliate would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Management Agreement.
Each Management Agreement provides that it may be terminated with respect to any portfolio at any time, without the payment of any penalty, upon 60 days’ written notice to TAM, or by TAM upon 60 days’ written notice to the portfolio. A portfolio may effect termination by action of the Board or by vote of a majority of the outstanding voting securities of the portfolio, accompanied by appropriate notice. The Management Agreement terminates automatically in the event of its “assignment” (as defined in the 1940 Act).
TAM has outsourced the provision of certain specific administrative services to State Street. State Street performs back office services to support TAM, including furnishing financial and performance information about the portfolios for inclusion in regulatory filings and Trustee and shareholder reports; preparing drafts of regulatory filings, Trustee materials, tax returns, and reports and budgets; tax testing; and maintaining books and records. State Street’s address is One Lincoln Street, Boston, MA 02111.
TAM and the Trust entered into a Management Agreement with respect to each portfolio effective March 1, 2016 under which TAM serves as investment manager performing investment advisory and administrative services for a single management fee. Prior to March 1, 2016, each portfolio paid investment advisory and administrative services fees pursuant to separate agreements.
Investment Manager Compensation
TAM receives compensation calculated daily and paid monthly from the portfolios, at the annual rates indicated below. TAM pays the sub-advisers their sub-advisory fees out of its management fees.
Portfolio Name	Percentage of Average Daily Net Assets
Transamerica 60/40 Allocation VP (1)	0.30% of the first $1 billion 0.28% in excess of $1 billion
Transamerica AB Dynamic Allocation VP	0.78% of the first $250 million 0.73% in excess of $250 million
Transamerica Aegon Government Money Market VP	0.28% of the first $1 billion 0.27% over $1 billion up to $3 billion 0.26% in excess of $3 billion
Transamerica Aegon High Yield Bond VP	0.58% of the first $1.25 billion 0.555% over $1.25 billion to $2 billion 0.53% in excess of $2 billion
Transamerica Aegon U.S. Government Securities VP	0.58%
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Portfolio Name	Percentage of Average Daily Net Assets
Transamerica American Funds Managed Risk VP	0.53% of the first $2 billion
0.52% over $2 billion up to $4 billion
0.50% over $4 billion up to $6 billion
0.49% over $6 billion up to $8 billion
0.48% over $8 billion up to $10 billion
0.46% in excess of $10 billion
Transamerica Barrow Hanley Dividend Focused VP	0.78% of the first $200 million 0.68% over $200 million up to $500 million 0.63% in excess of $500 million
Transamerica BlackRock Equity Smart Beta 100 VP (2)	0.30% of the first $1 billion 0.28% in excess of $1 billion
Transamerica BlackRock Global Allocation VP	0.71% of the first $3 billion 0.70% over $3 billion up to $5 billion 0.69% in excess of $5 billion
Transamerica BlackRock Global Allocation Managed Risk - Balanced VP	0.28% of the first $2 billion
0.27% over $2 billion up to $4 billion
0.25% over $4 billion up to $6 billion
0.24% over $6 billion up to $8 billion
0.23% over $8 billion up to $10 billion
0.22% in excess of $10 billion
Transamerica BlackRock Global Allocation Managed Risk – Growth VP	0.30% of the first $2 billion
0.29% over $2 billion up to $4 billion
0.27% over $4 billion up to $6 billion
0.26% over $6 billion up to $8 billion
0.25% over $8 billion up to $10 billion
0.24% in excess of $10 billion
Transamerica BlackRock Smart Beta 50 VP (2) Transamerica BlackRock Smart Beta 75 VP (2)	0.30% of the first $1 billion 0.28% in excess of $1 billion
Transamerica BlackRock Tactical Allocation VP	0.13% of the first $1 billion 0.11% in excess of $1 billion
Transamerica Clarion Global Real Estate Securities VP (3)	0.83% of the first $250 million 0.805% over $250 million up to $500 million 0.73% over $500 million up to $1 billion 0.68% in excess of $1 billion
Transamerica Greystone International Growth VP	0.77% of the first $500 million 0.76% over $500 million up to $1 billion 0.71% over $1 billion up to $2 billion 0.695% over $2 billion up to $3 billion 0.68% in excess of $3 billion
Transamerica International Equity Index VP	0.11%
Transamerica Janus Balanced VP	0.76% of the first $250 million 0.73% over $250 million up to $500 million 0.705% over $500 million up to $1 billion 0.68% in excess of $1 billion
Transamerica Janus Mid-Cap Growth VP	0.805% of the first $500 million 0.77% over $500 million up to $1 billion 0.75% in excess of $1 billion
Transamerica Jennison Growth VP	0.83% of the first $250 million 0.78% over $250 million up to $500 million 0.73% over $500 million up to $1 billion 0.63% in excess of $1 billion
Transamerica JPMorgan Asset Allocation – Conservative VP
Transamerica JPMorgan Asset Allocation – Growth VP
Transamerica JPMorgan Asset Allocation – Moderate Growth VP
Transamerica JPMorgan Asset Allocation – Moderate VP	0.1225% of the first $10 billion 0.1025% in excess of $10 billion
Transamerica JPMorgan Core Bond VP	0.45% of the first $750 million 0.39% over $750 million up to $1 billion 0.375% over $1 billion up to $1.5 billion 0.37% over $1.5 billion up to $3 billion 0.365% in excess of $3 billion
Transamerica JPMorgan Enhanced Index VP	0.73% of the first $750 million 0.68% over $750 million up to $1 billion 0.62% over $1 billion up to $5 billion 0.60% in excess of $5 billion
Transamerica JPMorgan International Moderate Growth VP	0.1225% of the first $10 billion 0.1025% in excess of $10 billion
Transamerica JPMorgan Mid Cap Value VP	0.88% up to $100 million 0.83% in excess of $100 million
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Portfolio Name	Percentage of Average Daily Net Assets
Transamerica JPMorgan Tactical Allocation VP	0.73% of the first $500 million 0.705% over $500 million up to $750 million 0.68% in excess of $750 million
Transamerica Legg Mason Dynamic Allocation – Balanced VP	0.57% of the first $750 million 0.56% over $750 million up to $1.5 billion 0.54% over $1.5 billion up to $2.5 billion 0.52% over $2.5 billion up to $3 billion 0.51% in excess of $3 billion
Transamerica Legg Mason Dynamic Allocation – Growth VP	0.58% of the first $750 million 0.57% over $750 million up to $1.5 billion 0.55% over $1.5 billion up to $2.5 billion 0.53% over $2.5 billion up to $3 billion 0.52% in excess of $3 billion
Transamerica Levin Large Cap Value VP	0.68% of the first $750 million 0.65% over $750 million up to $1 billion 0.63% in excess of $1 billion
Transamerica Madison Balanced Allocation VP	0.18%
Transamerica Madison Conservative Allocation VP	0.18%
Transamerica Madison Diversified Income VP	0.73% of the first $500 million 0.70% over $500 million up to $1 billion 0.68% in excess of $1 billion
Transamerica Managed Risk – Balanced ETF VP (4) Transamerica Managed Risk – Conservative ETF VP (4) Transamerica Managed Risk – Growth ETF VP (4)	0.34% of the first $50 million 0.32% over $50 million up to $250 million 0.30% in excess of $250 million
Transamerica Market Participation Strategy VP	0.68% of the first $500 million 0.65% over $500 million up to $1 billion 0.62% over $1 billion up to $1.5 billion 0.60% over $1.5 billion
Transamerica Morgan Stanley Capital Growth VP	0.83% of the first $500 million 0.705% in excess of $500 million
Transamerica Multi-Managed Balanced VP	0.65% of the first $1 billion 0.59% over $1 billion up to $5 billion 0.58% in excess of $5 billion
Transamerica Multi-Manager Alternative Strategies VP	0.1925% of the first $500 million 0.1725% over $500 million up to $1 billion 0.1525% over $1 billion up to $2 billion 0.1425% in excess of $2 billion
Transamerica PIMCO Tactical – Balanced VP	0.81% of the first $250 million 0.80% over $250 million up to $750 million 0.79% over $750 million up to $1.5 billion 0.76% in excess of $1.5 billion
Transamerica PIMCO Tactical – Conservative VP	0.79% of the first $750 million 0.78% over $750 million up to $1.5 billion 0.75% in excess of $1.5 billion
Transamerica PIMCO Tactical – Growth VP	0.82% of the first $250 million 0.81% over $250 million up to $750 million 0.79% over $750 million up to $1.5 billion 0.76% in excess of $1.5 billion
Transamerica PIMCO Total Return VP	0.68% of the first $250 million
0.67% over $250 million up to $500 million
0.66% over $500 million up to $750 million
0.63% over $750 million up to $1 billion
0.60% over $1 billion up to $3 billion
0.57% in excess of $3 billion
Transamerica PineBridge Inflation Opportunities VP	0.58% of the first $200 million 0.57% over $200 million up to $500 million 0.54% in excess of $500 million
Transamerica ProFund UltraBear VP	0.88% of the first $250 million 0.83% over $250 million up to $750 million 0.78% in excess of $750 million
Transamerica QS Investors Active Asset Allocation – Conservative VP
Transamerica QS Investors Active Asset Allocation – Moderate Growth VP
Transamerica QS Investors Active Asset Allocation – Moderate VP	0.58% of the first $50 million
0.56% over $50 million up to $250 million
0.54% over $250 million up to $1 billion
0.52% over $1 billion up to $1.5 billion
0.51% over $1.5 billion up to $2.5 billion
0.50% in excess of $2.5 billion
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Portfolio Name	Percentage of Average Daily Net Assets
Transamerica Small/Mid Cap Value VP	0.79% of the first $350 million
0.78% over $350 million up to $500 million
0.765% over $500 million up to $750 million
0.755% over $750 million up to $1 billion
0.735% over $1 billion up to $1.5 billion
0.73% over $1.5 billion up to $2 billion
0.725% in excess of $2 billion
Transamerica T. Rowe Price Small Cap VP	0.78%
Transamerica Torray Concentrated Growth VP	0.68% of the first $650 million 0.66% over $650 million up to $1.15 billion 0.605% in excess of $1.15 billion
Transamerica TS&W International Equity VP	0.77% of the first $500 million 0.75% over $500 million up to $1 billion 0.72% over $1 billion up to $2 billion 0.69% in excess of $2 billion
Transamerica U.S. Equity Index VP	0.08%
Transamerica WMC US Growth VP	0.73% of the first $150 million
0.70% over $150 million up to $650 million
0.68% over $650 million up to $1.15 billion
0.655% over $1.15 billion up to $2 billion
0.64% over $2 billion up to $3 billion
0.63% over $3 billion up to $4 billion
0.61% in excess of $4 billion
Transamerica WMC US Growth II VP	0.33%
(1)	TAM has contractually agreed to waive 0.18% of its management fee through May 1, 2019.
(2)	TAM has contractually agreed to waive 0.05% of its management fee through May 1, 2019.
(3)	Effective January 1, 2018, CBRE Clarion Securities LLC (“CBRE”), the sub-adviser for Transamerica Clarion Global Real Estate Securities VP, agreed to voluntarily reduce its sub-advisory fee to 0.40% on the first $200 million of assets; 0.35% over $200 million up to $750 million; and 0.30% in excess of $750 million of the portfolio’s average daily net assets. Accordingly, effective January 1, 2018, TAM has agreed to voluntarily waive its management fee to reflect any savings resulting from CBRE’s voluntary reduction in its sub-advisory fee. These waivers by CBRE and TAM are voluntary and will continue through at least December 31, 2018, and thereafter may be discontinued by CBRE upon obtaining consent from TAM.
(4)	Effective October 1, 2017, Milliman Financial Risk Management LLC (“Milliman”), the sub-adviser for each of Transamerica Managed Risk – Balanced ETF VP, Transamerica Managed Risk – Conservative ETF VP and Transamerica Managed Risk – Growth ETF, agreed to voluntarily waive 0.01% of its sub-advisory fee on the first $50 million in assets as aggregated across all three portfolios. Accordingly, effective October 1, 2017, TAM has agreed to voluntarily waive 0.01% of its management fee on the first $50 million in assets for each of the three portfolios. These waivers by Milliman and TAM are voluntary and may be discontinued by either party upon ninety (90) days’ written notice to the other party.
The following tables set forth the total amounts the portfolios paid to TAM (after waivers/expense reimbursements and recapture), Management Fees Waived/Expenses Reimbursed by TAM to the portfolios, and Management Fees Recaptured by TAM from the portfolios, if any, for the last three fiscal years. “N/A” in the tables below indicate that the portfolio was not in operation during the relevant fiscal year and, accordingly, no management fees are shown.
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Portfolio Name	Management Fees (after waivers/expense reimbursements and recapture)				Management Fees Waived/Expenses Reimbursed
	2017	After 03/01/2016	Before 03/01/2016	2015	2017	After 03/01/2016	Before 03/01/2016	2015
Transamerica 60/40 Allocation VP	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica AB Dynamic Allocation VP	$ 2,917,440	$ 2,581,351	$ 473,483	$ 2,991,830	-	-	-	-
Transamerica Aegon Government Money Market VP	$ 2,363,971	$ 1,877,290	$ 461,170	$ 1,440,206	-	$ 8,732	-	$844,798
Transamerica Aegon High Yield Bond VP	$ 1,707,773	$ 1,369,706	$ 214,817	$ 1,614,565	-	-	-	-
Transamerica Aegon U.S. Government Securities VP	$ 2,546,333	$ 5,761,123	$1,326,796	$ 2,612,080	$ 24,832	-	-	-
Transamerica American Funds Managed Risk VP	$ 3,160,804	$ 1,146,229	$ 117,111	$ 179,256	-	-	-	$ 3,619
Transamerica Barrow Hanley Dividend Focused VP	$ 6,228,999	$ 4,970,618	$ 852,458	$ 5,983,870	-	-	-	-
Transamerica BlackRock Equity Smart Beta 100 VP	$ 106,708	($ 17,199)	N/A	N/A	$ 31,375	$ 34,010	N/A	N/A
Transamerica BlackRock Global Allocation VP	$13,366,776	$10,154,972	$1,702,877	$10,274,402	$503,691	$323,556	$23,275	$110,978
Transamerica BlackRock Global Allocation Managed Risk - Balanced VP	$ 551,055	$ 341,200	$ 54,853	$ 162,937	$ 6,762	$ 33,297	-	$ 25,880
Transamerica BlackRock Global Allocation Managed Risk - Growth VP	$ 593,775	$ 396,526	$ 70,396	$ 211,430	$ 8,539	$ 34,809	-	$ 34,347
Transamerica BlackRock Smart Beta 50 VP	$ 152,511	$ 11,717	N/A	N/A	$ 35,564	$ 38,261	N/A	N/A
Transamerica BlackRock Smart Beta 75 VP	$ 54,706	($ 20,014)	N/A	N/A	$ 30,073	$ 33,438	N/A	N/A
Transamerica BlackRock Tactical Allocation VP	$ 1,986,580	$ 1,618,041	$ 228,437	$ 1,441,426	-	-	-	-
Transamerica Clarion Global Real Estate Securities VP	$ 3,132,869	$ 2,945,278	$ 458,352	$ 3,437,174	-	-	-	-
Transamerica Greystone International Growth VP	$ 3,952,479	$ 2,497,812	$ 478,663	$ 3,249,952	-	-	-	-
Transamerica International Equity Index VP	($ 131,500)	N/A	N/A	N/A	$137,564	N/A	N/A	N/A
Transamerica Janus Balanced VP	$ 6,313,063	$ 4,388,209	$ 707,354	$ 3,714,377	-	-	-	-
Transamerica Janus Mid-Cap Growth VP	$ 6,462,466	$ 3,827,360	$ 713,160	$ 6,058,011	-	-	-	-
Transamerica Jennison Growth VP	$ 8,462,299	$ 5,813,429	$1,107,065	$ 8,504,051	-	-	-	-
Transamerica JPMorgan Asset Allocation – Conservative VP	$ 1,781,292	$ 1,518,313	$ 237,187	$ 1,570,909	$ 1,944	-	-	-
Transamerica JPMorgan Asset Allocation – Growth VP	$ 1,190,662	$ 919,263	$ 140,882	$ 1,062,274	$ 45	-	-	-
Transamerica JPMorgan Asset Allocation – Moderate Growth VP	$ 6,235,403	$ 4,860,788	$ 750,863	$ 5,201,250	$ 1,453	-	-	-
Transamerica JPMorgan Asset Allocation – Moderate VP	$ 7,599,323	$ 6,186,177	$ 969,165	$ 6,599,588	$ 5,589	-	-	-
Transamerica JPMorgan Core Bond VP	$ 3,439,341	$ 2,994,075	$ 507,997	$ 3,019,032	$ 1,091	-	-	-
Transamerica JPMorgan Enhanced Index VP	$14,726,300	$ 6,300,967	$ 411,628	$ 2,780,425	$ 4,460	-	-	-
Transamerica JPMorgan International Moderate Growth VP	$ 851,391	$ 674,710	$ 107,370	$ 700,704	$ 119	-	-	-
Transamerica JPMorgan Mid Cap Value VP	$ 4,256,982	$ 3,128,676	$ 685,810	$ 9,365,618	$ 1,764	-	-	-
Transamerica JPMorgan Tactical Allocation VP	$10,229,425	$ 8,182,917	$1,399,117	$ 7,824,772	$ 40,142	-	-	-
Transamerica Legg Mason Dynamic Allocation – Balanced VP	$ 7,172,084	$ 6,368,006	$1,113,376	$ 5,725,931	-	-	-	-
Transamerica Legg Mason Dynamic Allocation – Growth VP	$ 3,401,584	$ 3,111,674	$ 561,858	$ 2,927,559	-	-	-	-
Transamerica Levin Large Cap Value VP	($ 35,964)	N/A	N/A	N/A	$ 37,702	N/A	N/A	N/A
Transamerica Madison Balanced Allocation VP	$ 195,811	$ 156,496	$ 23,710	$ 146,070	-	-	-	-
Transamerica Madison Conservative Allocation VP	$ 129,430	$ 113,752	$ 17,889	$ 112,386	-	-	-	-
Transamerica Madison Diversified Income VP	$ 920,847	$ 746,540	$ 133,599	$ 809,976	-	-	-	-
Transamerica Managed Risk – Balanced ETF VP	$19,080,180	$15,351,040	$2,555,257	$15,593,367	-	-	-	-
Transamerica Managed Risk – Conservative ETF VP	$ 2,651,055	$ 2,270,797	$ 370,155	$ 2,287,616	-	-	-	-
Transamerica Managed Risk – Growth ETF VP	$ 9,707,137	$ 7,917,583	$1,351,683	$ 9,057,614	-	-	-	-
Transamerica Market Participation Strategy VP	$ 3,210,856	$ 2,802,317	$ 500,945	$ 3,103,269	-	-	-	-
Transamerica Morgan Stanley Capital Growth VP	$ 2,489,607	$ 1,682,600	$ 301,053	$ 2,022,954	-	-	-	-
Transamerica Multi-Managed Balanced VP	$10,551,710	$ 5,575,885	$ 759,321	$ 4,528,038	-	-	-	-
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Portfolio Name	Management Fees (after waivers/expense reimbursements and recapture)				Management Fees Waived/Expenses Reimbursed
	2017	After 03/01/2016	Before 03/01/2016	2015	2017	After 03/01/2016	Before 03/01/2016	2015
Transamerica Multi-Manager Alternative Strategies VP	($ 13,354)	($ 5,708)	($ 1,148)	($ 7,532)	$ 17,781	$ 10,271	$ 1,810	$ 10,950
Transamerica PIMCO Tactical – Balanced VP	$ 5,378,372	$ 4,295,040	$ 752,897	$ 4,740,868	-	-	-	-
Transamerica PIMCO Tactical – Conservative VP	$ 2,531,314	$ 1,844,341	$ 308,250	$ 1,685,479	-	-	-	-
Transamerica PIMCO Tactical – Growth VP	$ 3,286,257	$ 2,459,587	$ 414,188	$ 2,211,167	-	-	-	-
Transamerica PIMCO Total Return VP	$17,467,026	$13,763,706	$2,355,630	$14,124,610	-	-	-	-
Transamerica PineBridge Inflation Opportunities VP	$ 1,132,793	$ 942,532	$ 168,471	$ 1,082,843	-	-	-	-
Transamerica ProFund UltraBear VP	$ 182,188	$ 294,633	$ 87,356	$ 184,858	$ 7,531	$ 1,042	-	$ 7,601
Transamerica QS Investors Active Asset Allocation – Conservative VP	$ 2,496,146	$ 2,213,872	$ 398,779	$ 2,475,924	-	-	-	-
Transamerica QS Investors Active Asset Allocation – Moderate Growth VP	$ 3,864,125	$ 3,260,045	$ 609,622	$ 3,971,378	-	-	-	-
Transamerica QS Investors Active Asset Allocation – Moderate VP	$ 8,394,579	$ 7,206,412	$1,329,836	$ 8,736,905	-	-	-	-
Transamerica Small/Mid Cap Value VP	$ 4,543,528	$ 3,784,614	$ 702,858	$ 6,357,420	-	-	-	-
Transamerica T. Rowe Price Small Cap VP	$ 6,346,902	$ 3,761,087	$ 665,846	$ 4,851,674	-	-	-	-
Transamerica Torray Concentrated Growth VP	$ 1,520,324	$ 1,214,171	$ 214,519	$ 1,658,076	-	-	-	-
Transamerica TS&W International Equity VP	$ 993,499	$ 753,949	$ 142,554	$ 984,070	-	-	-	-
Transamerica U.S. Equity Index VP	($ 33,365)	N/A	N/A	N/A	$ 39,477	N/A	N/A	N/A
Transamerica WMC US Growth VP	$17,848,714	$12,536,186	$1,941,949	$13,566,901	-	-	-	-
Transamerica WMC US Growth II VP	$ 10,570	$ 12,446	$ 998	$ 12,120	$ 32,178	$ 22,355	$ 4,825	$ 28,466
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Portfolio Name	Management Fees Recaptured
	2017	After 03/01/2016	Before 03/01/2016	2015
Transamerica 60/40 Allocation VP	N/A	N/A	N/A	N/A
Transamerica AB Dynamic Allocation VP	-	-	-	-
Transamerica Aegon Government Money Market VP	$784,003	$192,157	$48,585	-
Transamerica Aegon High Yield Bond VP	-	-	-	-
Transamerica Aegon U.S. Government Securities VP	$ 24,832	-	-	-
Transamerica American Funds Managed Risk VP	-	-	$ 3,618	-
Transamerica Barrow Hanley Dividend Focused VP	-	-	-	-
Transamerica BlackRock Equity Smart Beta 100 VP	-	$ 792	N/A	N/A
Transamerica BlackRock Global Allocation VP	-	-	-	-
Transamerica BlackRock Global Allocation Managed Risk - Balanced VP	$ 21,610	$ 3,149	$ 966	$ 3,600
Transamerica BlackRock Global Allocation Managed Risk - Growth VP	$ 33,572	$ 1,287	$ 1,971	$ 6,440
Transamerica BlackRock Smart Beta 50 VP	$ 1,414	$ 465	N/A	N/A
Transamerica BlackRock Smart Beta 75 VP	-	$ 673	N/A	N/A
Transamerica BlackRock Tactical Allocation VP	-	-	-	-
Transamerica Clarion Global Real Estate Securities VP	-	-	-	-
Transamerica Greystone International Growth VP	-	-	-	-
Transamerica International Equity Index VP	$ 3,046	N/A	N/A	N/A
Transamerica Janus Balanced VP	-	-	-	-
Transamerica Janus Mid-Cap Growth VP	-	-	-	-
Transamerica Jennison Growth VP	-	-	-	-
Transamerica JPMorgan Asset Allocation – Conservative VP	-	-	-	-
Transamerica JPMorgan Asset Allocation – Growth VP	-	-	-	-
Transamerica JPMorgan Asset Allocation – Moderate Growth VP	-	-	-	-
Transamerica JPMorgan Asset Allocation – Moderate VP	-	-	-	-
Transamerica JPMorgan Core Bond VP	-	-	-	-
Transamerica JPMorgan Enhanced Index VP	-	-	-	-
Transamerica JPMorgan International Moderate Growth VP	-	-	-	-
Transamerica JPMorgan Mid Cap Value VP	-	-	-	-
Transamerica JPMorgan Tactical Allocation VP	-	-	-	-
Transamerica Legg Mason Dynamic Allocation – Balanced VP	-	-	-	-
Transamerica Legg Mason Dynamic Allocation – Growth VP	-	-	-	-
Transamerica Levin Large Cap Value VP	-	N/A	N/A	N/A
Transamerica Madison Balanced Allocation VP	-	-	-	-
Transamerica Madison Conservative Allocation VP	-	-	-	-
Transamerica Madison Diversified Income VP	-	-	-	-
Transamerica Managed Risk – Balanced ETF VP	-	-	-	-
Transamerica Managed Risk – Conservative ETF VP	-	-	-	-
Transamerica Managed Risk – Growth ETF VP	-	-	-	-
Transamerica Market Participation Strategy VP	-	-	-	-
Transamerica Morgan Stanley Capital Growth VP	-	-	-	-
Transamerica Multi-Managed Balanced VP	-	-	-	-
Transamerica Multi-Manager Alternative Strategies VP	$ 159	$ 894	-	-
Transamerica PIMCO Tactical – Balanced VP	-	-	-	-
Transamerica PIMCO Tactical – Conservative VP	-	-	-	$20,458
Transamerica PIMCO Tactical – Growth VP	-	-	-	-
Transamerica PIMCO Total Return VP	-	-	-	-
Transamerica PineBridge Inflation Opportunities VP	-	-	-	-
Transamerica ProFund UltraBear VP	$ 238	$ 6,798	$ 4,910	$ 5,989
Transamerica QS Investors Active Asset Allocation – Conservative VP	-	-	-	-
Transamerica QS Investors Active Asset Allocation – Moderate Growth VP	-	-	-	-
Transamerica QS Investors Active Asset Allocation – Moderate VP	-	-	-	-
Transamerica Small/Mid Cap Value VP	-	-	-	-
Transamerica T. Rowe Price Small Cap VP	-	-	-	-
Transamerica Torray Concentrated Growth VP	-	-	-	-
Transamerica TS&W International Equity VP	-	-	-	-
Transamerica U.S. Equity Index VP	$ 1,370	N/A	N/A	N/A
Transamerica WMC US Growth VP	-	-	-	-
Transamerica WMC US Growth II VP	-	-	-	-
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Prior to March 1, 2016, Transamerica Fund Services, Inc. (“TFS”) provided administration services to the portfolios pursuant to an Administration Services Agreement with the Trust.
The portfolios paid administrative services fees in the following amounts for the last three fiscal years:
Portfolio Name	Administration Fees
	2017	2016	2015
Transamerica 60/40 Allocation VP	N/A	N/A	N/A
Transamerica AB Dynamic Allocation VP	N/A	$ 19,414	$ 110,906
Transamerica Aegon Government Money Market VP	N/A	$ 35,364	$ 177,711
Transamerica Aegon High Yield Bond VP	N/A	$ 11,717	$ 79,172
Transamerica Aegon U.S. Government Securities VP	N/A	$ 72,371	$ 132,143
Transamerica American Funds Managed Risk VP	N/A	$ 6,810	10801
Transamerica Barrow Hanley Dividend Focused VP	N/A	$ 38,934	$ 248,578
Transamerica BlackRock Equity Smart Beta 100 VP	N/A	N/A	N/A
Transamerica BlackRock Global Allocation VP	N/A	$ 76,154	$ 410,254
Transamerica BlackRock Global Allocation Managed Risk - Balanced VP	N/A	$ 6,466	$ 20,961
Transamerica BlackRock Global Allocation Managed Risk - Growth VP	N/A	$ 7,603	$ 25,034
Transamerica BlackRock Smart Beta 50 VP	N/A	N/A	N/A
Transamerica BlackRock Smart Beta 75 VP	N/A	N/A	N/A
Transamerica BlackRock Tactical Allocation VP	N/A	$ 73,369	$ 420,146
Transamerica Clarion Global Real Estate Securities VP	N/A	$ 17,346	$ 117,188
Transamerica Greystone International Growth VP	N/A	$ 16,060	$ 98,501
Transamerica International Equity Index VP	N/A	N/A	N/A
Transamerica Janus Balanced VP	N/A	$ 29,981	$ 142,384
Transamerica Janus Mid-Cap Growth VP	N/A	$ 26,743	$ 202,993
Transamerica Jennison Growth VP	N/A	$ 44,824	$ 321,935
Transamerica JPMorgan Asset Allocation – Conservative VP	N/A	$ 53,367	$ 306,571
Transamerica JPMorgan Asset Allocation – Growth VP	N/A	$ 31,699	$ 206,284
Transamerica JPMorgan Asset Allocation – Moderate Growth VP	N/A	$168,944	$1,013,840
Transamerica JPMorgan Asset Allocation – Moderate VP	N/A	$218,062	$1,287,197
Transamerica JPMorgan Core Bond VP	N/A	$ 33,866	$ 181,835
Transamerica JPMorgan Enhanced Index VP	N/A	$ 16,688	$ 101,486
Transamerica JPMorgan International Moderate Growth VP	N/A	$ 24,158	$ 137,285
Transamerica JPMorgan Mid Cap Value VP	N/A	$ 25,410	$ 314,438
Transamerica JPMorgan Tactical Allocation VP	N/A	$ 62,210	$ 314,559
Transamerica Legg Mason Dynamic Allocation – Balanced VP	N/A	$ 60,284	$ 280,352
Transamerica Legg Mason Dynamic Allocation – Growth VP	N/A	$ 28,924	$ 137,005
Transamerica Levin Large Cap Value VP	N/A	N/A	N/A
Transamerica Madison Balanced Allocation VP	N/A	$ 4,742	$ 26,387
Transamerica Madison Conservative Allocation VP	N/A	$ 3,578	$ 20,312
Transamerica Madison Diversified Income VP	N/A	$ 5,344	$ 29,269
Transamerica Managed Risk – Balanced ETF VP	N/A	$282,825	$1,535,762
Transamerica Managed Risk – Conservative ETF VP	N/A	$ 40,035	$ 219,820
Transamerica Managed Risk – Growth ETF VP	N/A	$149,094	$ 885,074
Transamerica Market Participation Strategy VP	N/A	$ 23,121	$ 129,473
Transamerica Morgan Stanley Capital Growth VP	N/A	$ 11,289	$ 68,462
Transamerica Multi-Managed Balanced VP	N/A	$ 35,046	$ 188,423
Transamerica Multi-Manager Alternative Strategies VP	N/A	$ 74	$ 340
Transamerica PIMCO Tactical – Balanced VP	N/A	$ 29,174	$ 165,988
Transamerica PIMCO Tactical – Conservative VP	N/A	$ 12,168	$ 59,872
Transamerica PIMCO Tactical – Growth VP	N/A	$ 15,773	$ 76,616
Transamerica PIMCO Total Return VP	N/A	$118,804	$ 635,544
Transamerica PineBridge Inflation Opportunities VP	N/A	$ 9,189	$ 53,299
Transamerica ProFund UltraBear VP	N/A	$ 2,910	$ 6,125
Transamerica QS Investors Active Asset Allocation – Conservative VP	N/A	$ 22,879	$ 128,328
Transamerica QS Investors Active Asset Allocation – Moderate Growth VP	N/A	$ 35,281	$ 207,493
Transamerica QS Investors Active Asset Allocation – Moderate VP	N/A	$ 78,914	$ 464,257
Transamerica Small/Mid Cap Value VP	N/A	$ 26,475	$ 219,249
Transamerica T. Rowe Price Small Cap VP	N/A	$ 26,634	$ 174,872
63

Portfolio Name	Administration Fees
	2017	2016	2015
Transamerica Torray Concentrated Growth VP	N/A	$ 9,901	$ 68,656
Transamerica TS&W International Equity VP	N/A	$ 5,779	$ 35,933
Transamerica U.S. Equity Index VP	N/A	N/A	N/A
Transamerica WMC US Growth VP	N/A	$ 89,574	$ 566,316
Transamerica WMC US Growth II VP	N/A	$ 582	$ 3,656
“N/A” in the above table indicates that no administrative service fees were paid under the Administration Services Agreement for the period indicated. Effective March 1, 2016, administrative services fees are included with management fees.
Expense Limitation
TAM has entered into an expense limitation agreement with the Trust on behalf of certain portfolios, pursuant to which TAM has agreed to waive fees or reimburse a portfolio’s expenses, or both, whenever, in any fiscal year, the total cost of normal operating expenses chargeable to a share class of a portfolio, including investment management fees but excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the portfolio’s business, exceed a certain percentage of the portfolio’s average daily net assets (the “expense cap”). The share classes may, at a later date, reimburse TAM for operating expenses previously paid on behalf of such share classes during the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the classes (i.e., 36-month reimbursement), but only if, after such reimbursement, the classes’ expense ratios do not exceed the current expense cap or any other lower limit then in effect. The expense limitation agreement continues automatically for one-year terms unless TAM provides written notice to the Trust prior to the end of the then-current term. In addition, the agreement will terminate automatically upon termination of the Management Agreement.
Currently, each portfolio is included in the 36-month reimbursement arrangement.
In addition, TAM or any of its affiliates, on a voluntary basis and in addition to any contractual waivers in effect from time to time, have agreed to waive fees and/or reimburse expenses of one or more classes of Transamerica Aegon Government Money Market VP to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time in order to prevent a negative yield. Any such waiver or expense reimbursement may be discontinued by TAM or its affiliates at any time. TAM or its affiliates are entitled to reimbursement by the portfolio of any amounts so waived or reimbursed during the previous 36 months. Any such reimbursement shall not result in the portfolio’s effective daily yield to be negative. There is no guarantee that Transamerica Aegon Government Money Market VP will be able to prevent a negative yield.
The expense caps for the applicable share classes of each portfolio are listed in the table set forth below.
Portfolio Name	Expense Cap Initial Class	Expense Cap Service Class	Expiration Date of Expense Cap
Transamerica 60/40 Allocation VP	N/A	0.63%	May 1, 2019
Transamerica AB Dynamic Allocation VP	0.95%	1.20%	May 1, 2019
Transamerica Aegon Government Money Market VP	0.48%	0.73%	May 1, 2019
Transamerica Aegon High Yield Bond VP	0.80%	1.05%	May 1, 2019
Transamerica Aegon U.S. Government Securities VP	0.63%	0.88%	May 1, 2019
Transamerica American Funds Managed Risk VP	N/A	0.85%	May 1, 2019
Transamerica Barrow Hanley Dividend Focused VP	0.85%	1.10%	May 1, 2019
Transamerica BlackRock Equity Smart Beta 100 VP	N/A	0.56%	May 1, 2019
Transamerica BlackRock Global Allocation VP	0.90%	1.15%	May 1, 2019
Transamerica BlackRock Global Allocation Managed Risk - Balanced VP	0.32%	0.57%	May 1, 2019
Transamerica BlackRock Global Allocation Managed Risk - Growth VP	0.35%	0.60%	May 1, 2019
Transamerica BlackRock Smart Beta 50 VP	N/A	0.56%	May 1, 2019
Transamerica BlackRock Smart Beta 75 VP	N/A	0.56%	May 1, 2019
Transamerica BlackRock Tactical Allocation VP	0.25%	0.50%	May 1, 2019
Transamerica Clarion Global Real Estate Securities VP	1.00%	1.25%	May 1, 2019
Transamerica Greystone International Growth VP	1.13%	1.38%	May 1, 2019
Transamerica International Equity Index VP	0.18%	0.43%	May 1, 2019
Transamerica Janus Balanced VP	0.90%	1.15%	May 1, 2019
Transamerica Janus Mid-Cap Growth VP	0.90%	1.15%	May 1, 2019
Transamerica Jennison Growth VP	0.89%	1.14%	May 1, 2019
Transamerica JPMorgan Asset Allocation – Conservative VP	0.25%	0.50%	May 1, 2019
Transamerica JPMorgan Asset Allocation – Growth VP	0.25%	0.50%	May 1, 2019
Transamerica JPMorgan Asset Allocation – Moderate Growth VP	0.25%	0.50%	May 1, 2019
Transamerica JPMorgan Asset Allocation – Moderate VP	0.25%	0.50%	May 1, 2019
Transamerica JPMorgan Core Bond VP	0.65%	0.90%	May 1, 2019
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Portfolio Name	Expense Cap Initial Class	Expense Cap Service Class	Expiration Date of Expense Cap
Transamerica JPMorgan Enhanced Index VP	0.84%	1.09%	May 1, 2019
Transamerica JPMorgan International Moderate Growth VP	0.25%	0.50%	May 1, 2019
Transamerica JPMorgan Mid Cap Value VP	0.95%	1.20%	May 1, 2019
Transamerica JPMorgan Tactical Allocation VP	0.90%	1.15%	May 1, 2019
Transamerica Legg Mason Dynamic Allocation – Balanced VP	0.72%	0.97%	May 1, 2019
Transamerica Legg Mason Dynamic Allocation – Growth VP	0.74%	0.99%	May 1, 2019
Transamerica Levin Large Cap Value VP	0.95%	1.20%	May 1, 2019
Transamerica Madison Balanced Allocation VP	0.35%	0.60%	May 1, 2019
Transamerica Madison Conservative Allocation VP	0.35%	0.60%	May 1, 2019
Transamerica Madison Diversified Income VP	0.96%	1.21%	May 1, 2019
Transamerica Managed Risk – Balanced ETF VP	0.37%	0.62%	May 1, 2019
Transamerica Managed Risk – Conservative ETF VP	0.37%	0.62%	May 1, 2019
Transamerica Managed Risk – Growth ETF VP	0.37%	0.62%	May 1, 2019
Transamerica Market Participation Strategy VP	0.82%	1.07%	May 1, 2019
Transamerica Morgan Stanley Capital Growth VP	0.90%	1.15%	May 1, 2019
Transamerica Multi-Managed Balanced VP	0.85%	1.10%	May 1, 2019
Transamerica Multi-Manager Alternative Strategies VP	0.55%	0.80%	May 1, 2019
Transamerica PIMCO Tactical – Balanced VP	0.95%	1.20%	May 1, 2019
Transamerica PIMCO Tactical – Conservative VP	0.92%	1.17%	May 1, 2019
Transamerica PIMCO Tactical – Growth VP	0.95%	1.20%	May 1, 2019
Transamerica PIMCO Total Return VP	0.80%	1.05%	May 1, 2019
Transamerica PineBridge Inflation Opportunities VP	0.75%	1.00%	May 1, 2019
Transamerica ProFund UltraBear VP	0.98%	1.23%	May 1, 2019
Transamerica QS Investors Active Asset Allocation – Conservative VP	0.61%	0.86%	May 1, 2019
Transamerica QS Investors Active Asset Allocation – Moderate Growth VP	0.67%	0.92%	May 1, 2019
Transamerica QS Investors Active Asset Allocation – Moderate VP	0.68%	0.93%	May 1, 2019
Transamerica Small/Mid Cap Value VP	0.89%	1.14%	May 1, 2019
Transamerica T. Rowe Price Small Cap VP	0.93%	1.18%	May 1, 2019
Transamerica Torray Concentrated Growth VP	0.84%	1.09%	May 1, 2019
Transamerica TS&W International Equity VP	1.02%	1.27%	May 1, 2019
Transamerica U.S. Equity Index VP	0.14%	0.39%	May 1, 2019
Transamerica WMC US Growth VP	0.85%	1.10%	May 1, 2019
Transamerica WMC US Growth II VP	0.30%	0.55%	May 1, 2019
Organization and Management of the Subsidiary (Transamerica BlackRock Global Allocation VP)
As discussed in “Other Investment Policies and Practices of the Portfolios” above, Transamerica BlackRock Global Allocation VP may invest up to 25% of its total assets in its Subsidiary. The Subsidiary is a company organized under the laws of the Cayman Islands, whose registered office is located at the offices of Maples Corporate Services Limited, Cayman Islands. The Subsidiary’s affairs are overseen by a board consisting of one director, Marijn P. Smit. Mr. Smit is also a trustee and his biography is listed above.
The Subsidiary has entered into a separate investment management agreement with TAM, and TAM has entered into a sub-advisory agreement with the applicable sub-adviser. Each management and sub-advisory agreement will continue in effect for two years, and thereafter shall continue in effect from year to year provided such continuance is specifically approved at least annually (i) by the Trustees of the portfolio or by a majority of the outstanding voting securities of the portfolio (as defined in the 1940 Act), and (ii) in either event, by a majority of the Independent Trustees of the portfolio, with such Independent Trustees casting votes in person at a meeting called for such purpose. The Trustees’ approval of and the terms, continuance and termination of the management and sub-advisory agreements are governed by the 1940 Act.
Under its investment management agreement, the Subsidiary will pay a management fee to TAM with respect to the assets invested in the Subsidiary that is the same, as a percentage of net assets, as the management fee paid by its parent fund. Under the sub-advisory agreement, TAM will pay the sub-adviser a sub-advisory fee with respect to the assets invested in the Subsidiary that is the same, as a percentage of net assets, as the sub-advisory fee paid by TAM with respect to the parent fund. TAM has contractually agreed to waive its management fee with respect to the portfolio in an amount equal to the management fee paid by the Subsidiary.
Conflicts of Interest
TAM and its affiliates, directors, officers, employees and personnel (collectively, for purposes of this section, “Transamerica”), including the entities and personnel who may be involved in the management, operations or distribution of the portfolios are engaged in a variety of
65

businesses and have interests other than that of managing the portfolios. Transamerica is a global financial services company with many lines of business providing a wide range of financial services. The broad range of activities and interests of Transamerica gives rise to actual, potential and perceived conflicts of interest that could affect the portfolios and their shareholders.
Certain actual and potential conflicts of interest are described below. This is not, and is not intended to be, a complete enumeration or description of all the actual and potential conflicts that may arise.
Transamerica manages or advises other funds and products in addition to the portfolios (collectively, the “Other Accounts”). In some cases Transamerica oversees sub-advisers who provide day-to-day investment advice and recommendations with respect to the Other Accounts, and in other cases Transamerica itself performs all aspects of the day-to-day management. Certain Other Accounts have investment objectives similar to those of the portfolios and/or engage in transactions in the same types of securities and instruments as the portfolios. Such transactions could affect the prices and availability of the securities and instruments in which a portfolio invests, and could have an adverse impact on the portfolio’s performance. Other Accounts may buy or sell positions while the portfolios are undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the portfolios. A position taken by Transamerica, on behalf of one or more Other Accounts, may be contrary to a position taken on behalf of a portfolio or may be adverse to a company or issuer in which the portfolio has invested.
The results of the investment activities of the portfolios may differ significantly from the results achieved for Other Accounts. Transamerica may give advice, and take action, with respect to any current or future Other Accounts that may compete or conflict with advice TAM may give to, or actions TAM may take for, the portfolios. Transamerica may receive more compensation with respect to certain Other Accounts than that received with respect to the portfolios or may receive compensation based on the performance of certain Other Accounts. Transamerica personnel may have greater economic and other interests in certain Other Accounts promoted or managed by such personnel as compared to the portfolios.
Transamerica and other financial service providers have conflicts associated with their promotion of the portfolios or other dealings with the portfolios that would create incentives for them to promote the portfolios. Transamerica may directly or indirectly receive a portion of the fees and commissions charged to the portfolios or their shareholders. Transamerica will also benefit from increased amounts of assets under management. These compensation matters may create a financial incentive on the part of Transamerica to recommend the portfolios over other accounts or products or to effect transactions differently in the portfolios as compared to other accounts or products. Transamerica has an interest in increasing portfolio assets, including in circumstances when that may not be in the portfolios’ or their shareholders’ interests.
Transamerica and/or the portfolios’ sub-advisers (or their affiliates), out of their past profits and other available sources, provide cash payments or non-cash compensation to brokers and other financial intermediaries to promote the distribution of the portfolios and Other Accounts or the variable insurance contracts that invest in certain Other Accounts. These arrangements are sometimes referred to as “revenue sharing” arrangements. The amount of revenue sharing payments is substantial and may be substantial to any given recipient. The presence of these payments and the basis on which an intermediary compensates its registered representatives or salespersons may create an incentive for a particular intermediary, registered representative or salesperson to highlight, feature or recommend the portfolios or Other Accounts, at least in part, based on the level of compensation paid. Revenue sharing payments benefit Transamerica to the extent the payments result in more assets being invested in the portfolios and Other Accounts on which fees are being charged.
A portfolio’s sub-adviser (or its affiliates) may make revenue sharing payments to Transamerica in connection with investments by holders of variable insurance contracts and other retirement products in portfolios advised by the sub-adviser (or its affiliates) that are offered in Transamerica insurance and retirement products. The sub-adviser’s portfolios that are offered in these products may also make Rule 12b-1 and other payments to Transamerica. The portfolios’ sub-advisers (or their affiliates) may also make revenue sharing payments to Transamerica for their participation in functions, events and meetings sponsored by Transamerica. These payments present certain conflicts of interest and may provide a disincentive for TAM to recommend the termination of such sub-advisers.
The portfolios are offered as investment options through variable insurance contracts offered and sold by Transamerica insurance companies. The performance of the portfolios may impact Transamerica’s financial exposure under guarantees that the Transamerica insurance companies provide as issuers of the variable insurance contracts. TAM’s investment decisions and the design of the portfolios and asset allocation models may be influenced by these factors. For example, the portfolios being managed or designed in a more conservative fashion may help reduce potential losses and/or mitigate financial risks to the Transamerica insurance companies that provide the guarantees, and facilitate the provision of those guaranteed benefits, including by making more predictable the costs of the guarantees and by reducing the capital needed to provide them.
TAM serves as investment manager to and is responsible for all aspects of the day-to-day investment advice and management of certain portfolios and Other Accounts which operate as funds of funds that invest in affiliated underlying portfolios or Other Accounts, and TAM is subject to conflicts of interest in allocating the funds of funds’ assets among the underlying portfolios or Other Accounts. TAM will receive more revenue when it selects an affiliated fund rather than an unaffiliated fund for inclusion in a fund of funds. This conflict may provide an incentive for TAM to include affiliated funds as investment options for funds of funds and to cause investments by funds of funds in affiliated funds that perform less well than unaffiliated funds. The inclusion of affiliated funds will also permit TAM and/or the sub-adviser to make increased revenue sharing payments, including to Transamerica. TAM may have an incentive to allocate the funds of funds’ assets to those
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underlying funds or Other Accounts for which the net management fees payable to TAM are higher than the fees payable by other underlying funds or Other Accounts or to those underlying funds or Other Accounts for which an affiliate of TAM serves as the sub-adviser. TAM Compliance monitors allocation changes by the funds of funds.
TAM may have a financial incentive to implement certain changes to the portfolios or Other Accounts. TAM may, from time to time, recommend a change in sub-adviser or a fund combination. Transamerica will benefit to the extent that an affiliated sub-adviser replaces an unaffiliated sub-adviser or additional assets are combined into a portfolio or Other Account having a higher net management fee payable to TAM and/or that is sub-advised by an affiliate of TAM. TAM will also benefit to the extent that it replaces a sub-adviser with a new sub-adviser with a lower sub-advisory fee. Any recommendation to the Board concerning the appointment of or continued service of an affiliated sub-adviser for a portfolio, or a portfolio combination, is subject to TAM’s fiduciary duty to act in the best interests of a portfolio and its shareholders. Moreover, TAM's “manager of managers” exemptive order from the SEC requires portfolio shareholder approval of any sub-advisory agreement appointing an affiliated sub-adviser as the sub-adviser to a portfolio (in the case of a new portfolio, the initial sole shareholder of the fund, typically an affiliate of Transamerica, may provide this approval).
The aggregation of assets of multiple portfolios or Other Accounts for purposes of calculating breakpoints in management or sub-advisory fees, as applicable, may give rise to actual, potential and/or perceived conflicts of interest that could disadvantage the portfolios and their shareholders.
Transamerica has or may have existing or potential other business dealings or arrangements with current or proposed sub-advisers or other fund service providers (or their affiliates) recommended by TAM. Such other business dealings or arrangements present possible conflicts of interest. For example, TAM may have an incentive to hire as a sub-adviser or other service provider an entity with which TAM or one or more of its affiliates have, or would like to have, significant or other business dealings or arrangements.
Sub-advisers to certain funds of funds and certain funds of funds that are Other Accounts may also be conflicted in allocating the funds of funds’ assets among underlying funds.
Please see Appendix B for a further discussion of sub-adviser conflicts of interest.
TAM and BlackRock Investment Management, LLC (for purposes of this section, “BlackRock”) have entered into an agreement under which TAM has agreed that, under certain circumstances, it will pay to BlackRock a specified amount if, subject to the continued effectiveness of the fee waiver discussed below, Transamerica BlackRock Smart Beta 50 VP, Transamerica BlackRock Smart Beta 75 VP and Transamerica BlackRock Equity Smart Beta 100 VP in the aggregate fail to meet certain asset thresholds prior to March 21, 2019. The portfolios are not a party to the agreement, the agreement is not binding upon the portfolios or the portfolio’s Board, and in no event would the portfolios be responsible for any portion of the amounts that may become payable by TAM to BlackRock under the terms of the agreement. However, these arrangements present certain conflicts of interest, including TAM having a financial incentive to support the continuation of the BlackRock sub-advisory agreement for as long as the agreement remains in effect.
In recognition of the revenue it earns from a portfolio’s investment in underlying iShares ETFs, BlackRock has agreed to waive, with respect to each portfolio, all of the sub-advisory fees to be paid by TAM for so long as the portfolio invests all or substantially all (meaning 80% or more) of its net assets (excluding cash and cash equivalents) in underlying ETFs sponsored or advised by BlackRock or its affiliates. This arrangement could give rise to actual or potential conflicts of interest. For example, BlackRock may have an incentive to allocate a portion of a portfolio’s assets away from BlackRock’s ETFs so as to then be entitled to a sub-advisory fee from TAM. In doing so, however, BlackRock would lose fee revenue earned from a portfolio’s investment in those ETFs. In addition, TAM may have an incentive to restrict BlackRock from investing a portfolio’s assets in non-BlackRock funds.
Morningstar Investment Management, the portfolio construction manager of certain Others Accounts, is a wholly owned subsidiary of Morningstar, Inc. (for purposes of this section, “Morningstar”). As part of its overall operation, Morningstar is engaged in the business of providing ratings and analysis on financial products. A potential conflict of interest exists since Morningstar could be providing ratings and analysis on products to which Morningstar Investment Management provides services. First, Morningstar will not create analyst commentary for the Other Accounts in which Morningstar’s subsidiaries act as a portfolio construction manager/sub-adviser. This commentary is generally subjective in nature and could represent a conflict of interest. This means that the Other Accounts in which Morningstar Investment Management is involved with will not receive written analyst commentary from Morningstar. However, such Other Accounts will receive Morningstar Star RatingsTM. These ratings are purely quantitative and, therefore, cannot be biased by subjective factors. Also, the Morningstar Style BoxTM assignment is primarily based on quantitative characteristics of the underlying securities in the Other Account. The initial assignment and subsequent style box changes follow established procedures and are subject to review by personnel within the Morningstar Data business unit – a separate and distinct unit within Morningstar. A situation may occur where personnel of Morningstar Investment Management provide information to the Morningstar Data unit to clarify style box assignment. However, the assignment process takes place and is monitored by a Morningstar business unit that is completely independent from Morningstar Investment Management.
Sub-Advisers
Each sub-adviser listed below serves, pursuant to a respective Sub-Advisory Agreement between TAM and such respective sub-adviser, on behalf of a portfolio. Pursuant to the Sub-Advisory Agreements, each sub-adviser carries out and effectuates the investment strategy designed
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for the portfolios by TAM. Subject to review by TAM and the Board of Trustees, the sub-advisers are responsible for the day-to-day investment advice and recommendations for the portfolio(s) TAM assigns to them and for making decisions to buy, sell or hold a particular security. Each sub-adviser bears all of its expenses in connection with the performance of its services under its Sub-Advisory Agreement such as compensating its officers and employees connected with investment and economic research, trading and investment management of the respective portfolio(s) and furnishing them office space.
Each sub-advisory agreement will terminate, unless sooner terminated as set forth therein, two years from its effective date, and will continue in effect from year to year thereafter, if continuance is specifically approved at least annually by (i) the vote of a majority of the Board Members who are not parties thereto or interested persons of any party thereto, cast in person at a meeting called for the purpose of voting on the approval of the terms of renewal, and by (ii) either the Board or the affirmative vote of a majority of the outstanding voting securities of the particular portfolio.
Each of the sub-advisers also serves as investment adviser or sub-adviser to other funds and/or private accounts that may have investment objectives identical or similar to those of the portfolios. Securities frequently meet the investment objectives of one or all of these portfolios, the other funds and the private accounts. In such cases, a sub-adviser’s decision to recommend a purchase to one fund or account rather than another is based on a number of factors as set forth in the sub-adviser’s allocation procedures. The determining factors in most cases are the amounts available for investment by each fund or account, the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Another factor considered in the investment recommendations is other investments which each fund or account presently has in a particular industry.
It is possible that at times identical securities will be held by more than one fund or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the funds or private accounts served by a sub-adviser seeks to acquire or sell the same security at about the same time, either the price obtained by the funds or the amount of securities that may be purchased or sold by a fund at one time may be adversely affected. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the funds. In the event more than one fund or account purchases or sells the same security on a given date, the purchase and sale transactions are allocated among the portfolio(s), the other funds and the private accounts in a manner believed by the sub-advisers to be equitable to each.
Each sub-adviser is a registered investment adviser under the Investment Advisers Act of 1940.
Aegon USA Investment Management, LLC, located at 4333 Edgewood Road NE, Cedar Rapids, IA 52499, is a registered investment adviser. Aegon USA Investment Management, LLC is a wholly owned, indirect subsidiary of Aegon NV, a Netherlands corporation and publicly traded international insurance group, and is an affiliate of TAM.
Sub-Advisory Fees
TAM, not the portfolios, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense. As a matter of administrative convenience, sub-advisory fees may be deducted directly from a portfolio’s bank account, in which case payment to TAM of that portfolio’s management fee would be net of amounts paid to the applicable sub-adviser.
Each sub-adviser receives monthly compensation from TAM at the annual rate of a specified percentage, indicated below, of the applicable portfolio’s average daily net assets:
Portfolio	Sub-Adviser	Sub-Advisory Fees
Transamerica AB Dynamic Allocation VP	AllianceBernstein L.P.	0.40% of the first $100 million 0.35% over $100 million up to $200 million 0.30% in excess of $200 million
Transamerica Aegon Government Money Market VP	Aegon USA Investment Management, LLC(1)	0.05% of the first $1 billion 0.04% over $1 billion up to $3 billion 0.03% in excess of $3 billion
Transamerica Aegon High Yield Bond VP	Aegon USA Investment Management, LLC(2)	0.35% of the first $20 million 0.25% over $20 million up to $40 million 0.20% over $40 million up to $125 million 0.15% in excess of $125 million
Transamerica Aegon U.S. Government Securities VP	Aegon USA Investment Management, LLC	0.15%
Transamerica American Funds Managed Risk VP	Milliman Financial Risk Management LLC	0.15% of the first $2 billion
0.14% over $2 billion up to $4 billion
0.13% over $4 billion up to $6 billion
0.12% over $6 billion up to $8 billion
0.11% over $8 billion up to $10 billion
0.10% in excess of $10 billion
Transamerica Barrow Hanley Dividend Focused VP	Barrow, Hanley, Mewhinney & Strauss, LLC(3)	0.30% of the first $200 million 0.20% over $200 million up to $500 million 0.15% in excess of $500 million
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Portfolio	Sub-Adviser	Sub-Advisory Fees
Transamerica BlackRock Equity Smart Beta 100 VP	BlackRock Investment Management, LLC(4)	0.05%
Transamerica BlackRock Global Allocation VP	BlackRock Investment Management, LLC	0.42% of the first $100 million 0.32% over $100 million up to $3 billion 0.31% in excess of $3 billion
Transamerica BlackRock Global Allocation Managed Risk - Balanced VP	Milliman Financial Risk Management LLC(5)	0.15% of the first $2 billion
0.14% over $2 billion up to $4 billion
0.13% over $4 billion up to $6 billion
0.12% over $6 billion up to $8 billion
0.11% over $8 billion up to $10 billion
0.10% in excess of $10 billion
Transamerica BlackRock Global Allocation Managed Risk - Growth VP	Milliman Financial Risk Management LLC(5)	0.15% of the first $2 billion
0.14% over $2 billion up to $4 billion
0.13% over $4 billion up to $6 billion
0.12% over $6 billion up to $8 billion
0.11% over $8 billion up to $10 billion
0.10% in excess of $10 billion
Transamerica BlackRock Smart Beta 50 VP	BlackRock Investment Management, LLC(4)	0.05%
Transamerica BlackRock Smart Beta 75 VP	BlackRock Investment Management, LLC (4)	0.05%
Transamerica BlackRock Tactical Allocation VP	BlackRock Financial Management, Inc.	0.10% of the first $1 billion 0.08% in excess of $1 billion
Transamerica Clarion Global Real Estate Securities VP	CBRE Clarion Securities LLC(6)	0.40% of the first $250 million
0.375% over $250 million up to $500
0.35% over $500 million up to $1 billion
0.30% in excess of $1 billion
less 50% of any amount reimbursed pursuant
to the fund’s expense limitation
Transamerica Greystone International Growth VP	Greystone Managed Investments Inc.(7)	0.27% of the first $1 billion 0.25% over $1 billion up to $2 billion 0.24% in excess of $2 billion
Transamerica International Equity Index VP	SSGA Funds Management, Inc.	0.04%
Transamerica Janus Balanced VP	Janus Capital Management LLC	0.325% of the first $1 billion 0.30% in excess of $1 billion
Transamerica Janus Mid-Cap Growth VP	Janus Capital Management LLC	0.375% of the first $500 million 0.34% over $500 million up to $1 billion 0.32% in excess of $1 billion
Transamerica Jennison Growth VP	Jennison Associates LLC(8)	0.40% of the first $300 million 0.35% over $300 million up to $500 million 0.25% over $500 million up to $1 billion 0.22% in excess of $1 billion
Transamerica JPMorgan Asset Allocation – Conservative VP	J.P. Morgan Investment Management Inc.(9)	0.06% of the first $5 billion 0.05% over $5 billion up to $10 billion 0.04% in excess of $10 billion
Transamerica JPMorgan Asset Allocation – Growth VP	J.P. Morgan Investment Management Inc.(9)	0.06% of the first $5 billion 0.05% over $5 billion up to $10 billion 0.04% in excess of $10 billion
Transamerica JPMorgan Asset Allocation – Moderate Growth VP	J.P. Morgan Investment Management Inc.(9)	0.06% of the first $5 billion 0.05% over $5 billion up to $10 billion 0.04% in excess of $10 billion
Transamerica JPMorgan Asset Allocation – Moderate VP	J.P. Morgan Investment Management Inc.(9)	0.06% of the first $5 billion 0.05% over $5 billion up to $10 billion 0.04% in excess of $10 billion
Transamerica JPMorgan Core Bond VP	J.P. Morgan Investment Management Inc.(7)	0.11%
Transamerica JPMorgan Enhanced Index VP	J.P. Morgan Investment Management Inc.(10)	0.225% of the first $500 million 0.20% over $500 million up to $1 billion 0.16% over $1 billion up to $5 billion 0.15% in excess of $5 billion
Transamerica JPMorgan International Moderate Growth VP	J.P. Morgan Investment Management Inc.(9)	0.06% of the first $5 billion 0.05% over $5 billion up to $10 billion 0.04% in excess of $10 billion
Transamerica JPMorgan Mid Cap Value VP	J.P. Morgan Investment Management Inc.	0.40%
Transamerica JPMorgan Tactical Allocation VP	J.P. Morgan Investment Management Inc.	0.336% of the first $150 million 0.306% over $150 million up to $500 million 0.29% in excess of $500 million
Transamerica Legg Mason Dynamic Allocation – Balanced VP	QS Investors, LLC(11)	0.13% of the first $1.5 billion 0.11% over $1.5 billion up to $2.5 billion 0.10% in excess of $2.5 billion
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Portfolio	Sub-Adviser	Sub-Advisory Fees
Transamerica Legg Mason Dynamic Allocation – Growth VP	QS Investors, LLC(11)	0.13% of the first $1.5 billion 0.11% over $1.5 billion up to $2.5 billion 0.10% in excess of $2.5 billion
Transamerica Levin Large Cap Value VP	Levin Capital Strategies, L.P.(12)	0.20% of the first $750 million 0.17% over $750 million up to $1 billion 0.15% in excess of $1 billion
Transamerica Madison Balanced Allocation VP	Madison Asset Management, LLC	0.10%
Transamerica Madison Conservative Allocation VP	Madison Asset Management, LLC	0.10%
Transamerica Madison Diversified Income VP	Madison Asset Management, LLC	0.25% of the first $500 million 0.22% over $500 million up to $1 billion 0.20% in excess of $1 billion
Transamerica Managed Risk – Balanced ETF VP	Milliman Financial Risk Management LLC(13)	0.11% of the first $50 million 0.09% over $50 million up to $250 million 0.07% in excess of $250 million
Transamerica Managed Risk – Conservative ETF VP	Milliman Financial Risk Management LLC(13)	0.11% of the first $50 million 0.09% over $50 million up to $250 million 0.07% in excess of $250 million
Transamerica Managed Risk – Growth ETF VP	Milliman Financial Risk Management LLC(13)	0.11% of the first $50 million 0.09% over $50 million up to $250 million 0.07% in excess of $250 million
Transamerica Market Participation Strategy VP	Quantitative Management Associates LLC	0.25% of the first $250 million 0.23% over $250 million up to $750 million 0.21% over $750 million up to $1 billion 0.19% in excess of $1 billion
Transamerica Morgan Stanley Capital Growth VP	Morgan Stanley Investment Management Inc.(14)	0.30%
Transamerica Multi-Managed Balanced VP	J.P. Morgan Investment Management Inc.(10)	0.225% of the first $500 million 0.20% over $500 million up to $1 billion 0.16% over $1 billion up to $5 billion 0.15% in excess of $5 billion
Transamerica Multi-Managed Balanced VP	Aegon USA Investment Management, LLC(15)	0.12% of the first $1 billion 0.05% in excess of $1 billion
Transamerica Multi-Manager Alternative Strategies VP	Goldman Sachs Asset Management, L.P.(16)	0.10% of the first $1 billion 0.08% in excess of $1 billion
Transamerica PIMCO Tactical – Balanced VP	Pacific Investment Management Company LLC(17)	0.36% of the first $750 million 0.35% over $750 million up to $1.5 billion 0.32% in excess of $1.5 billion
Transamerica PIMCO Tactical – Conservative VP	Pacific Investment Management Company LLC(17)	0.36% of the first $750 million 0.35% over $750 million up to $1.5 billion 0.32% in excess of $1.5 billion
Transamerica PIMCO Tactical – Growth VP	Pacific Investment Management Company LLC(17)	0.36% of the first $750 million 0.35% over $750 million up to $1.5 billion 0.32% in excess of $1.5 billion
Transamerica PIMCO Total Return VP	Pacific Investment Management Company LLC(18)	0.25% of the first $1 billion 0.20% over $1 billion up to $3 billion 0.175% in excess of $3 billion Effective July 1, 2018: 0.25% of the first $1 billion 0.20% in excess of $1 billion
Transamerica PineBridge Inflation Opportunities VP	PineBridge Investments, LLC(19)	0.28% of the first $50 million 0.25% over $50 million up to $100 million 0.19% over $100 million up to $200 million 0.175% over $200 million up to $500 million 0.15% in excess of $500 million
Transamerica ProFund UltraBear VP	ProFund Advisors LLC	0.40% of first $250 million 0.35% over $250 million up to $750 million 0.30% in excess of $750 million
Transamerica QS Investors Active Asset Allocation – Conservative VP	QS Investors, LLC(20)	0.15% of the first $50 million
0.13% over $50 million up to $250 million
0.11% over $250 million up to $1 billion
0.09% over $1 billion up to $1.5 billion
0.08% over $1.5 billion up to $2.5 billion
0.07% in excess of $2.5 billion
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Portfolio	Sub-Adviser	Sub-Advisory Fees
Transamerica QS Investors Active Asset Allocation – Moderate Growth VP	QS Investors, LLC(20)	0.15% of the first $50 million
0.13% over $50 million up to $250 million
0.11% over $250 million up to $1 billion
0.09% over $1 billion up to $1.5 billion
0.08% over $1.5 billion up to $2.5 billion
0.07% in excess of $2.5 billion
Transamerica QS Investors Active Asset Allocation – Moderate VP	QS Investors, LLC(20)	0.15% of the first $50 million
0.13% over $50 million up to $250 million
0.11% over $250 million up to $1 billion
0.09% over $1 billion up to $1.5 billion
0.08% over $1.5 billion up to $2.5 billion
0.07% in excess of $2.5 billion
Transamerica Small/Mid Cap Value VP	Systematic Financial Management, L.P.(7)	0.45% of the first $100 million 0.40% over $100 million up to $350 million 0.35% over $350 million up to $1 billion 0.30% in excess of $1 billion
Transamerica Small/Mid Cap Value VP	Thompson, Siegel & Walmsley LLC	0.275% of the first $750 million 0.27% over $750 million up to $1.5 billion 0.265% over $1.5 billion up to $2 billion 0.26% in excess of $2 billion
Transamerica T. Rowe Price Small Cap VP	T. Rowe Price Associates, Inc.	0.35%
Transamerica Torray Concentrated Growth VP	Torray LLC(21)	0.25% of the first $150 million 0.22% over $150 million up to $650 million 0.20% over $650 million up to $1.15 billion 0.175% in excess of $1.15 billion
Transamerica TS&W International Equity VP	Thompson, Siegel & Walmsley LLC(22)	0.30% of the first $1 billion 0.28% over $1 billion up to $2 billion 0.265% in excess of $2 billion
Transamerica U.S. Equity Index VP	SSGA Funds Management, Inc.	0.01%
Transamerica WMC US Growth VP	Wellington Management Company LLP(23)	0.25% of the first $150 million 0.22% over $150 million up to $650 million 0.20% over $650 million up to $1.15 billion 0.175% in excess of $1.15 billion
Transamerica WMC US Growth II VP	Wellington Management Company LLP(23)	0.25% of the first $150 million 0.22% over $150 million up to $650 million 0.20% over $650 million up to $1.15 billion 0.175% in excess of $1.15 billion
(1)	The sub-advisor has voluntarily agreed to waive its sub-advisory fees to 0.04% of the portfolio’s average daily net assets. The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the combined assets of Transamerica Government Money Market and Transamerica Aegon Government Money Market VP.
(2)	The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the combined assets of Transamerica High Yield Bond and Transamerica Aegon High Yield Bond VP.
(3)	The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the combined assets of Transamerica Dividend Focused and Transamerica Barrow Hanley Dividend Focused VP.
(4)	BlackRock Investment Management, LLC has agreed to waive its sub-advisory fee for the portfolio for so long as the portfolio invests all or substantially all (meaning 80% or more) of its net assets (excluding cash and cash equivalents) in the underlying ETFs sponsored or advised by BlackRock Investment Management, LLC or its affiliates.
(5)	The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the combined assets of Transamerica BlackRock Global Allocation Managed Risk – Balanced VP and Transamerica BlackRock Global Allocation Managed Risk – Growth VP.
(6)	The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the combined assets of Transamerica Clarion Global Real Estate Securities VP and Transamerica Global Real Estate Securities. Effective January 1, 2018, the sub-adviser agreed to voluntarily reduce its sub-advisory fee to 0.40% on the first $200 million of assets; 0.35% over $200 million up to $750 million; and 0.30% in excess of $750 million of the portfolio’s average daily net assets through at least December 31, 2018.
(7)	The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the combined assets of Transamerica International Growth and Transamerica Greystone International Growth VP.
(8)	The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the combined assets of Transamerica Growth, Transamerica Jennison Growth VP and the portion of the assets of Transamerica Large Growth that are sub-advised by Jennison Associates LLC.
(9)	The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the combined assets of Transamerica JPMorgan Asset Allocation - Conservative VP, Transamerica JPMorgan Asset Allocation – Growth VP, Transamerica JPMorgan Asset Allocation - Moderate Growth VP, Transamerica JPMorgan Asset Allocation - Moderate VP, and Transamerica JPMorgan International Moderate Growth VP.
(10)	The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the combined assets of the portions of the assets of Transamerica Multi-Managed Balanced, Transamerica Multi-Managed Balanced VP, Transamerica JPMorgan Enhanced Index VP and Transamerica Balanced II.
(11)	The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the combined assets of Transamerica Legg Mason Dynamic Allocation – Balanced VP and Transamerica Legg Mason Dynamic Allocation – Growth VP.
(12)	The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the combined assets of Transamerica Levin Large Cap Value VP, Transamerica Large Cap Value and Aegon Large Cap Value Fund, a sub-fund of Aegon Global Funds.
(13)	The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the combined assets of Transamerica Managed Risk –
Balanced ETF VP, Transamerica Managed Risk – Conservative ETF VP and Transamerica Managed Risk – Growth ETF VP. Effective October 1, 2017, the sub-adviser agreed to voluntarily waive 0.01% of its sub-advisory fee on the first $50 million in assets as aggregated across all three portfolios.
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(14)	The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis of Transamerica Capital Growth, Transamerica Morgan Stanley Capital Growth VP and Morgan Stanley Growth Ret Opt, a separately managed account of Transamerica Life Insurance Company that is also advised by Morgan Stanley Investment Management Inc.
(15)	The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Multi-Managed Balanced, Transamerica Multi-Managed Balanced VP, Transamerica Balanced II, Transamerica Intermediate Bond, and the portion of assets of Balanced Ret Opt and Bond Ret Opt, each separately managed accounts of Transamerica Life Insurance Company, that are advised by Aegon USA Investment Management, LLC.
(16)	The average daily net assets for purposes of calculating the sub-advisory fees will be determined on the combined assets of Transamerica Multi-Manager Alternative Strategies Portfolio and Transamerica Multi-Manager Alternative Strategies VP.
(17)	The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the combined assets of Transamerica PIMCO Tactical – Balanced VP, Transamerica PIMCO Tactical – Conservative VP and Transamerica PIMCO Tactical – Growth VP.
(18)	The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the combined assets of Transamerica Total Return and Transamerica PIMCO Total Return VP.
(19)	The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the combined assets of Transamerica Inflation Opportunities and Transamerica PineBridge Inflation Opportunities VP.
(20)	The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the combined assets of Transamerica QS Investors Active Asset Allocation – Conservative VP, Transamerica QS Investors Active Asset Allocation – Moderate Growth VP and Transamerica QS Investors Active Asset Allocation – Moderate VP.
(21)	The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the combined assets of Transamerica Concentrated Growth and Transamerica Torray Concentrated Growth VP.
(22)	The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica International Equity and Transamerica TS&W International Equity VP.
(23)	The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the combined assets of Transamerica US Growth, Transamerica WMC US Growth VP, Transamerica WMC US Growth II VP and the portion of the assets of Transamerica Large Growth that are sub-advised by Wellington Management Company LLP, and WMC Core Equity and Disciplined US Growth Equity, each separately managed accounts of Transamerica Life Insurance Company that are advised by Wellington.
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The following table sets forth the total amounts of sub-advisory fee paid by TAM, on behalf of a portfolio, to each sub-adviser for the last three fiscal years.
“N/A” in the table below indicates that the portfolio was not in operation or did not have a sub-adviser during the relevant fiscal year and, accordingly, no sub-advisory fees are shown.
Portfolio Name	Sub-Advisory Fees Paid
	2017	2016	2015
Transamerica 60/40 Allocation VP	N/A	N/A	N/A
Transamerica AB Dynamic Allocation VP	$1,297,577	$1,362,020	$1,378,640
Transamerica Aegon Government Money Market VP	$ 225,710	$ 272,457	$ 261,143
Transamerica Aegon High Yield Bond VP	$ 454,558	$ 425,929	$ 453,523
Transamerica Aegon U.S. Government Securities VP	$ 658,534	$1,851,799	$ 712,386
Transamerica American Funds Managed Risk VP	$ 894,567	$ 358,452	$ 54,862
Transamerica Barrow Hanley Dividend Focused VP	$1,623,588	$1,483,312	$1,594,653
Transamerica BlackRock Equity Smart Beta 100 VP	-	-	N/A
Transamerica BlackRock Global Allocation VP	$6,124,460	$5,488,652	$4,955,013
Transamerica BlackRock Global Allocation Managed Risk - Balanced VP	$ 287,254	$ 231,269	$ 111,130
Transamerica BlackRock Global Allocation Managed Risk - Growth VP	$ 284,371	$ 253,038	$ 132,965
Transamerica BlackRock Smart Beta 50 VP	-	-	N/A
Transamerica BlackRock Smart Beta 75 VP	-	-	N/A
Transamerica BlackRock Tactical Allocation VP	$1,499,332	$1,450,798	$1,441,427
Transamerica Clarion Global Real Estate Securities VP	$1,487,749	$1,619,454	$1,688,555
Transamerica Greystone International Growth VP*	$1,714,138	$1,335,713	$1,524,924
Transamerica International Equity Index VP	$ 1,098	N/A	N/A
Transamerica Janus Balanced VP	$2,818,079	$2,270,640	$1,694,128
Transamerica Janus Mid-Cap Growth VP*	$2,951,285	$2,977,808	$2,963,720
Transamerica Jennison Growth VP	$3,033,616	$2,480,417	$3,129,028
Transamerica JPMorgan Asset Allocation – Conservative VP *	$ 732,075	$ 953,876	$ 440,286
Transamerica JPMorgan Asset Allocation – Growth VP *	$ 489,820	$ 574,919	$ 292,133
Transamerica JPMorgan Asset Allocation – Moderate Growth VP *	$2,564,714	$3,044,923	$1,451,714
Transamerica JPMorgan Asset Allocation – Moderate VP *	$3,124,261	$3,888,648	$1,844,516
Transamerica JPMorgan Core Bond VP	$ 961,686	$1,173,349	$ 994,343
Transamerica JPMorgan Enhanced Index VP	$3,826,220	$1,865,108	$ 939,333
Transamerica JPMorgan Mid Cap Value VP	$2,026,797	$1,826,456	$4,657,809
Transamerica JPMorgan International Moderate Growth VP*	$ 350,189	$ 425,974	$ 199,132
Transamerica JPMorgan Tactical Allocation VP	$3,859,123	$3,922,774	$3,283,544
Transamerica Legg Mason Dynamic Allocation – Balanced VP	$1,805,069	$1,920,876	$1,582,339
Transamerica Legg Mason Dynamic Allocation – Growth VP	$ 818,060	$ 897,472	$ 772,459
Transamerica Levin Large Cap Value VP	$ 430	N/A	N/A
Transamerica Madison Balanced Allocation VP	$ 108,784	$ 102,749	$ 97,380
Transamerica Madison Conservative Allocation VP	$ 71,906	$ 75,121	$ 74,924
Transamerica Madison Diversified Income VP	$ 337,953	$ 340,570	$ 323,991
Transamerica Managed Risk – Balanced ETF VP*	$4,474,068	$4,266,253	$4,569,861
Transamerica Managed Risk – Conservative ETF VP*	$ 609,747	$ 616,785	$ 680,572
Transamerica Managed Risk – Growth ETF VP*	$2,269,412	$2,202,270	$2,656,862
Transamerica Market Participation Strategy VP	$1,136,025	$1,175,180	$1,148,080
Transamerica Morgan Stanley Capital Growth VP	$ 899,858	$ 721,064	$ 758,608
Transamerica Multi-Managed Balanced VP	$2,203,508	$1,503,391	$1,263,360
Transamerica Multi-Manager Alternative Strategies VP*	$ 3,106	$ 3,960	$ 3,418
Transamerica PIMCO Tactical – Balanced VP	$2,378,151	$2,247,935	$2,185,025
Transamerica PIMCO Tactical – Conservative VP	$1,138,730	$ 975,376	$ 781,501
Transamerica PIMCO Tactical – Growth VP	$1,430,871	$1,258,826	$1,000,035
Transamerica PIMCO Total Return VP	$5,949,800	$5,585,372	$5,390,215
Transamerica PineBridge Inflation Opportunities VP	$ 397,717	$ 392,411	$ 392,377
Transamerica ProFund UltraBear VP	$ 86,128	$ 170,106	$ 87,751
Transamerica QS Investors Active Asset Allocation – Conservative VP*	$ 425,239	$ 446,385	$ 509,299
Transamerica QS Investors Active Asset Allocation – Moderate Growth VP*	$ 663,963	$ 666,373	$ 806,784
Transamerica QS Investors Active Asset Allocation – Moderate VP*	$1,475,644	$1,505,725	$1,770,327
Transamerica Small/Mid Cap Value VP*	$1,836,899	$1,929,339	$2,772,778
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Portfolio Name	Sub-Advisory Fees Paid
	2017	2016	2015
Transamerica T. Rowe Price Small Cap VP	$2,836,821	$1,998,308	$2,264,114
Transamerica Torray Concentrated Growth VP	$ 513,922	$ 473,129	$ 573,998
Transamerica TS&W International Equity VP	$ 354,528	$ 327,643	$ 381,386
Transamerica U.S. Equity Index VP	$ 593	N/A	N/A
Transamerica WMC US Growth VP	$4,950,989	$4,030,340	$3,920,218
Transamerica WMC US Growth II VP	$ 24,024	$ 23,327	$ 25,262
*A portion of the portfolio’s sub-advisory fees may have been paid to the portfolio’s previous sub-adviser, as noted below.
Transamerica Greystone International Growth VP
On May 1, 2018, TAM hired Greystone Managed Investments Inc. as sub-adviser to Transamerica Greystone International Growth VP (formerly, Transamerica MFS International Equity VP) to furnish day-to-day investment advice and recommendations to the portfolio. Prior to May 1, 2018, MFS Investment Management served as sub-adviser to Transamerica Greystone International Growth VP.
Transamerica JPMorgan Asset Allocation - Conservative VP, Transamerica JPMorgan Asset Allocation - Growth VP, Transamerica JPMorgan Asset Allocation - Moderate Growth VP, Transamerica JPMorgan Asset Allocation - Moderate VP and Transamerica JPMorgan International Moderate Growth VP
On July 1, 2016, TAM hired J.P. Morgan Investment Management Inc. as sub-adviser to Transamerica JPMorgan Asset Allocation - Conservative VP (formerly, Transamerica Asset Allocation - Conservative VP), Transamerica JPMorgan Asset Allocation - Growth VP (formerly, Transamerica Asset Allocation - Growth VP), Transamerica JPMorgan Asset Allocation - Moderate Growth VP (formerly, Transamerica Asset Allocation - Moderate Growth VP), Transamerica JPMorgan Asset Allocation - Moderate VP (formerly, Transamerica Asset Allocation - Moderate VP) and Transamerica JPMorgan International Moderate Growth VP (formerly, Transamerica International Moderate Growth VP) to furnish day-to-day investment advice and recommendations to each portfolio. Prior to July 1, 2016, Aegon USA Investment Management, LLC (“AUIM”) served as sub-adviser to each of the portfolios. For the fiscal year ended December 31, 2016, AUIM was paid $574,724 with respect to Transamerica JPMorgan Asset Allocation - Conservative VP, $344,518 with respect to Transamerica JPMorgan Asset Allocation - Growth VP, $1,827,063 with respect to Transamerica JPMorgan Asset Allocation – Moderate Growth VP, $2,343,837 with respect to Transamerica JPMorgan Asset Allocation - Moderate VP, and $258,477 with respect to Transamerica JPMorgan International Moderate Growth VP.
Transamerica Janus Mid-Cap Growth VP
On May 1, 2016, TAM hired Janus Capital Management LLC as sub-adviser to Transamerica Janus Mid-Cap Growth VP (formerly, Transamerica Morgan Stanley Mid-Cap Growth VP) to furnish day-to-day investment advice and recommendations to the portfolio. Prior to May 1, 2016, Morgan Stanley Investment Management Inc. (“Morgan Stanley”) served as sub-adviser to the portfolio. Morgan Stanley was paid $738,873 for the fiscal year ended December 31, 2016.
Transamerica Managed Risk – Conservative ETF VP, Transamerica Managed Risk – Balanced ETF VP and Transamerica Managed Risk – Growth ETF VP
On July 1, 2015, TAM hired Milliman Financial Risk Management LLC as sub-adviser to Transamerica Managed Risk – Conservative ETF VP (formerly, Transamerica Vanguard ETF Portfolio - Conservative VP), Transamerica Managed Risk – Balanced ETF VP (formerly, Transamerica Vanguard ETF Portfolio - Balanced VP), and Transamerica Managed Risk – Growth ETF VP (formerly, Transamerica Vanguard ETF Portfolio - Growth VP) to furnish day-to-day investment advice and recommendations to each portfolio. Prior to July 1, 2015, AUIM served as sub-adviser to each of the portfolios. For the fiscal year ended December 31, 2015, AUIM was paid $346,471 with respect to Transamerica Managed Risk – Conservative ETF VP, $2,196,073 with respect to Transamerica Managed Risk – Balanced ETF VP, and $1,345,227 with respect to Transamerica Managed Risk – Growth ETF VP.
Transamerica Multi-Manager Alternative Strategies VP
On July 7, 2017, TAM hired Goldman Sachs Asset Management, L.P. as sub-adviser to Transamerica Multi-Manager Alternative Strategies VP to furnish day-to-day investment advice and recommendations to the portfolio. Prior to July 7, 2017, AUIM served as sub-adviser to Transamerica Multi-Manager Alternative Strategies VP. AUIM was paid $2,105 for the fiscal year ended December 31, 2017.
Transamerica QS Investors Active Asset Allocation – Conservative VP, Transamerica QS Investors Active Asset Allocation – Moderate VP and Transamerica QS Investors Active Asset Allocation – Moderate Growth VP
On July 1, 2015, TAM hired QS Investors, LLC as sub-adviser to Transamerica QS Investors Active Asset Allocation - Conservative VP (formerly, Transamerica AEGON Active Asset Allocation - Conservative VP), Transamerica QS Investors Active Asset Allocation - Moderate VP (formerly, Transamerica AEGON Active Asset Allocation - Moderate VP) and Transamerica QS Investors Active Asset Allocation - Moderate Growth VP (formerly, Transamerica AEGON Active Asset Allocation - Moderate Growth VP) to furnish day-to-day investment
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advice and recommendations to each portfolio. Prior to July 1, 2015, AUIM served as sub-adviser to each of the portfolios. For the fiscal year ended December 31, 2015, AUIM was paid $288,075 with respect to Transamerica QS Investors Active Asset Allocation – Conservative VP, $983,104 with respect to Transamerica QS Investors Active Asset Allocation – Moderate VP, and $452,268 with respect to Transamerica QS Investors Active Asset Allocation – Moderate Growth VP.
Transamerica Small/Mid Cap Value VP
On December 5, 2016, TAM hired Thompson, Siegel & Walmsley, LLC (“TSW”) as an additional sub-adviser to Transamerica Small/Mid Cap Value VP. TSW furnishes day-to-day investment advice and recommendations with respect to the mid cap sleeve of the portfolio. Prior to December 5, 2016, Systematic Financial Management, L.P. (Systematic”) served as the sole sub-adviser to the portfolio. Systematic continues to serve as a sub-adviser with respect to the small cap sleeve of the portfolio.
The Sub-Sub-Adviser
Western Asset Management Company (“Western Asset”) serves as sub-sub-adviser to Transamerica Legg Mason Dynamic Allocation – Balanced VP and Transamerica Legg Mason Dynamic Allocation – Growth VP. Western Asset, located at 385 East Colorado Boulevard, Pasadena, CA 91101, is a registered investment adviser. Western Asset is a wholly owned subsidiary of Legg Mason, Inc. Western Asset serves pursuant to a Sub-Sub-Advisory Agreement between Western Asset and QS Investors.
Portfolio Manager Information
Information regarding other accounts for which any portfolio manager is primarily responsible for the day-to-day investment advice and management or recommendations, a description of any material conflict of interest that may arise in connection with the portfolio manager’s management of the portfolio’s investments, the structure of, and method used to determine, the compensation of each portfolio manager and the dollar range of equity securities in the portfolio beneficially owned by each portfolio manager are provided in Appendix B of this SAI.
Transfer Agent
TFS furnishes the Trust with transfer agency services under the Intercompany Agreement. TFS is directly owned by TPLIC (44%) and AUSA (56%), both of which are indirect, wholly owned subsidiaries of Aegon N.V.; and thus TFS is an affiliate of TAM. The Transfer Agent maintains an account for each shareholder of a portfolio and performs other transfer agency functions. TFS has outsourced the provision of certain transfer agency services to DST Asset Manager Solutions, Inc., located at 2000 Crown Colony Drive, Quincy, Massachusetts 02169.
Custodian
State Street, located at One Lincoln Street, Boston, MA 02111, serves as the Trust’s Custodian and Dividend Disbursing Agent.
State Street, among other things, maintains a custody account or accounts in the name of each portfolio, receives and delivers all assets for the portfolios upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the portfolios and makes disbursements on behalf of the portfolios. State Street neither determines the portfolios’ investment policies nor decides which securities the portfolios will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The portfolios may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street also acts as the portfolios’ securities lending agent and receives a share of the income generated by such activities.
Securities Lending Activities
The dollar amounts of income and fees and compensation paid to all service providers (including fees paid to State Street as securities lending agent and for cash collateral management) related to those portfolios that engaged in securities lending activities during the most recent fiscal year are provided in Appendix C of this SAI. The securities lending agent’s fees will be calculated on, and deducted from, the securities lending revenues of the applicable portfolios.
To the extent a portfolio engaged in securities lending activities, the services provided by State Street as securities lending agent would include: selection of securities to be loaned; locating borrowers previously approved by the portfolios’ board; negotiation of loan terms; monitoring daily the value of the loaned securities and collateral; requiring additional collateral as necessary; investing cash collateral in accordance with the portfolios’ instructions; marking to market non-cash collateral; maintaining custody of non-cash collateral; recordkeeping and account servicing; monitoring dividend activity and material proxy votes relating to loaned securities; transferring loaned securities; recalling loaned securities in accordance with the portfolios’ instructions; and arranging for return of loaned securities to the portfolio at loan termination.
Independent Registered Public Accounting Firm
Ernst & Young, LLP, located at 200 Clarendon Street, Boston, MA 02116, serves as the Trust’s independent registered public accounting firm.
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Distributor and Distribution Plan
Distributor
Under the Underwriting Agreement, Transamerica Capital, Inc. (“TCI”), located at 1801 California Street, Suite 5200, Denver, CO 80202, is appointed as principal underwriter and distributor in connection with the offering and sale of shares of each portfolio. TCI is an affiliate of TAM. TCI offers the shares on an agency or “best efforts” basis under which a portfolio issues only the number of shares actually sold. Shares of each portfolio are continuously offered by TCI.
The Underwriting Agreement is renewable from year to year with respect to a portfolio if approved (a) by the Board or by a vote of a majority of the portfolio’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to such agreement or interested persons of any party by votes cast in person at a meeting called for such purpose.
The Underwriting Agreement is terminable with respect to any portfolio without penalty by the Board or by vote of a majority of the outstanding voting securities of the portfolio, or by TCI, on not less than 60 days’ written notice to the other party (unless the notice period is waived by mutual consent). The Underwriting Agreement will automatically and immediately terminate in the event of its assignment.
Distribution Plan
The Trust adopted a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act.
Each portfolio’s 12b-1 Distribution Plan permits the portfolio to pay fees to TCI and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the 12b-1 Distribution Plan, the portfolio would not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. Under each 12b-1 Distribution Plan, a portfolio may pay the fees to the Distributor and others until the 12b-1 Distribution Plan is terminated or not renewed.
The 12b-1 Distribution Plan will remain in effect for successive one year periods, so long as such continuance is approved annually by vote of the portfolio’s Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such continuance. For so long as the 12b-1 Distribution Plan is in effect, selection and nomination of the Trustees who are not interested persons of the portfolio shall be committed to the discretion of the Trustees who are not interested persons of the portfolio.
The 12b-1 Distribution Plan may be amended by vote of the Trustees, including a majority of the Independent Trustees of the portfolio that have no direct or indirect financial interest in the operation of the 12b-1 Distribution Plan or any agreement relating thereto, cast in person at a meeting called for that purpose.
Any amendment of the 12b-1 Distribution Plan that would materially increase the costs to a portfolio requires approval by the shareholders of that portfolio.
Any amendment of the 12b-1 Distribution Plan that would materially increase the costs to a particular class of shares of a portfolio also requires approval by the shareholders of that class.
A 12b-1 Distribution Plan may be terminated as to a class of shares of a portfolio at any time by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the applicable class.
Under the Distribution Plan for Initial Class shares, a portfolio may pay TCI and/or financial intermediaries annual distribution and service fees of up to 0.15% of the average daily net assets of the portfolio’s Initial Class shares. As of the date of this SAI, the Trust has not been charged and has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before May 1, 2018. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares.
For Service Class shares, a portfolio may pay TCI and/or financial intermediaries annual distribution and service fees of up to 0.25% of the average daily net assets of a portfolio’s Service Class shares.
Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Financial Intermediaries that receive distribution and/or service fees may in turn pay and/or reimburse all or a portion of these fees to their customers. The prospectus contains a description of distribution and service fees payable under the 12b-1 Distribution Plan with respect to the shares offered in that prospectus.
TCI may use the fees payable under the Plan as it deems appropriate to pay for activities or expenses primarily intended to result in the sale of Initial Class or Service Class shares, or in personal service to and/or maintenance of these shareholder accounts.
More specifically, these fees may be used by TCI or a financial intermediary for expenses related to a portfolio, including: costs of printing and distributing the portfolio prospectuses, statements of additional information and reports to prospective investors in the portfolio; costs involved in preparing, printing and distributing sales literature pertaining to the portfolio and reports for persons other than existing shareholders; an allocation of overhead and other branch office distribution-related expenses of TCI or a financial intermediary; payments
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made to, and expenses of, a TCI or a financial intermediary and other persons who provide support or personal services to shareholders in connection with the distribution of the portfolio’s shares; and interest-related expenses, or the cost of capital associated with, the financing of any of the foregoing. In the case of funds or classes of shares that are closed to new investors or investments, TCI also may use the fees payable under the 12b-1 Distribution Plan to make payments to brokers and other financial intermediaries for past sales and distribution efforts.
In the case of a portfolio or a class of shares that is closed to new investors or investments, the fees are paid for services to and for maintenance of existing shareholder accounts and compensation of broker-dealers or other intermediaries for past sales and distribution efforts.
In determining whether to approve the 12b-1 Distribution Plan and the Distribution Agreements, the Trustees considered the anticipated benefits to shareholders from adopting the 12b-1 Distribution Plans and Distribution Agreements. The Trustees were informed by representatives of TCI that payments of distribution-related expenses by the portfolios under the 12b-1 Distribution Plans would provide incentives to TCI to establish and maintain an enhanced distribution system whereby new investors will be attracted to the portfolios. The Trustees believe the 12b-1 Distribution Plan will enable each portfolio to promote sales of its shares and provide personal service and maintenance with respect to shareholder accounts as appropriate for the portfolio. In turn, these promotion efforts are expected to result in increased sales and lead to an increase in a portfolio’s net asset levels, which should enable the portfolios to achieve economies of scale and lower their per-share operating expenses. In addition, higher net asset levels could enhance the investment management of the portfolios, for net inflows of cash from new sales may enable a portfolio’s investment manager and sub-adviser to take advantage of attractive investment opportunities. Finally, reduced redemptions could eliminate the potential need to liquidate attractive securities positions in order to raise the capital necessary to meet redemption requests.
The 12b-1 Distribution Plan requires that at least quarterly the Trust and the Distributor shall provide to the Board and the Board shall review a written report of the amounts expended (and the purposes therefor) under the 12b-1 Distribution Plan.
Distribution Fees Paid Under the 12b-1 Distribution Plan
For the fiscal year ended December 31, 2017, Service Class Shares of the Trust paid $104,033,213 to certain life insurance companies.
Purchase, Redemption and Pricing of Shares
Shares of the portfolios are currently sold only to the Separate Accounts to fund the benefits under the policies and the annuity contracts. The portfolios may, in the future, offer their shares to other insurance company separate accounts. The Separate Accounts invest in shares of a portfolio in accordance with the allocation instructions received from holders of the policies and the annuity contracts. Such allocation rights are further described in the prospectuses and disclosure documents for the policies and the annuity contracts. Shares of the portfolios are sold and redeemed at their respective net asset values as described in the prospectus.
Shareholder Accounts
Detailed information about general procedures for Shareholder Accounts and specific types of accounts is set forth in each portfolio’s prospectus.
Net Asset Valuation (“NAV”) Determination
How Share Price Is Determined
The price at which shares are purchased or redeemed is the NAV that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption request by the portfolios’ distributor (or other agent).
When Share Price Is Determined
The NAV of all portfolios (or class thereof) is determined on each day the New York Stock Exchange (“NYSE”) is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the value of a portfolio’s foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios). These securities will be valued pursuant to the portfolios’ Pricing and Valuation procedures for such securities.
Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined as of the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV determined as of the close of the NYSE the next day the NYSE is open.
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Purchase orders for shares of the asset allocation portfolios that are received in good order and accepted before the close of business of the NYSE receive the NAV determined as of the close of the NYSE that day. Purchase orders for shares of the underlying constituent portfolios will be placed as determined by the portfolio’s sub-adviser (and such asset allocation portfolio will receive the price for shares of the underlying portfolios on the day the order is placed).
How NAV Is Calculated
The NAV of each portfolio (or class thereof) is calculated by taking the value of its net assets and dividing by the number of shares of the portfolio (or class) that are then outstanding.
The Board has approved procedures to be used to value the portfolios’ securities for purposes of determining the portfolios’ NAV. The valuation of the securities of the portfolios is determined in good faith by or under the direction of the Board. While the Board has primary responsibility to shareholders for valuation of portfolio securities, the Board has delegated certain valuation functions for the portfolios to TAM.
In general, securities and other investments (including shares of ETFs) are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities (including shares of ETFs) listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-denominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the last bid price. The market price for debt obligations is generally the price supplied by an independent third party pricing service, which may use market prices or quotations or a variety of fair value techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. The prices that a portfolio uses may differ from the amounts that would be realized if the investments were sold and the differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end funds (other than ETF shares) are generally valued at the NAV reported by that investment company. ETF shares are valued at the most recent sale price or official closing price on the exchange on which they are traded.
When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board may, in good faith, establish a value for the security in accordance with fair valuation procedures adopted by the Board. The Board reviews all fair value determinations typically at its regularly scheduled meetings. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.
Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with the portfolios’ valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.
Redemption of Shares
Shareholders may redeem their shares at any time at a price equal to the net asset value per share next determined following receipt of a valid redemption order by the transfer agent, in proper form. Proceeds from the redemption of shares will normally be sent to redeeming shareholders within three business days after receipt of a redemption request in good order, but in any event within seven days, regardless of the method the portfolio uses to make such payment (e.g., check, wire or electronic funds transfer (ACH)). The value of shares on redemption may be more or less than the shareholder’s cost, depending upon the market value of the portfolio’s net assets at the time of redemption.
Shares will normally be redeemed for cash, although each portfolio retains the right to wholly or partly redeem its shares in kind, under unusual circumstances (such as adverse or unstable market, economic, or political conditions), in an effort to protect the interests of the remaining shareholders by the delivery of securities selected from its assets at its discretion. Transamerica Series Trust has, however, elected
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to be governed by Rule 18f-1 under the 1940 Act pursuant to which a portfolio is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a portfolio during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the portfolio will have the option of redeeming the excess in cash or in kind. On the same redemption date, some shareholders may be paid in whole or in part in securities (which may differ among those shareholders), while other shareholders may be paid entirely in cash. The disposal of the securities received in-kind by redeeming shareholders may be subject to brokerage costs and, until sold, such securities remain subject to market risk and liquidity risk, including the risk that such securities are or become difficult to sell. If a portfolio pays your redemption with illiquid or less liquid securities, you will bear the risk of not being able to sell such securities. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under “Net Asset Value Determination,” and such valuation will be made as of the same time the redemption price is determined. The portfolios may pay redemption proceeds with cash obtained through short-term borrowing arrangements, if available.
Redemption of shares may be suspended, or the date of payment may be postponed, whenever: (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (2) the SEC permits such suspension and so orders; or (3) an emergency exists as determined by the SEC so that disposal of securities and determination of net asset value is not reasonably practicable.
Brokerage
Subject to policies established by the Board and TAM, the sub-advisers are responsible for placement of the portfolios’ securities transactions. In placing orders, it is the policy of a portfolio to seek to obtain the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, TAM or the sub-adviser, as applicable, having in mind the portfolio’s best interests, considers all factors it deems relevant, including: the size of the transaction; the nature of the market for the security; the amount of the commission; the timing of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in that or other transactions; trade confidentiality including anonymity; and research products and services provided, which include: (i) furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities and (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories) that assist each sub-adviser in carrying out its responsibilities.
Decisions as to the selection of broker-dealers and the assignment of portfolio brokerage business for a portfolio and negotiation of its commission rates are made by TAM or the sub-adviser, as applicable, whose policy is to seek to obtain “best execution” (prompt and reliable execution at the most favorable security price) of all portfolio transactions. In doing so, a portfolio may pay higher commission rates than the lowest available when its sub-adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below.
There is generally no stated commission in the case of fixed-income securities and other securities traded on a principal basis in the over-the-counter markets, but the price paid by a portfolio usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a portfolio includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by a portfolio of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the U.S.
It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research and brokerage products and services (together, “services”) from broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, the sub-advisers may receive services from many broker-dealers with which the sub-advisers place the portfolio’s portfolio transactions. These services, which in some cases may also be purchased for cash, may include, among other things, such items as general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities, and services related to the execution of securities transactions. The services obtained through brokers or dealers will be in addition to, and not in lieu of, the services required to be performed by a sub-adviser. The expenses of a sub-adviser will not necessarily be reduced as a result of the receipt of such supplemental information. A sub-adviser may use such services in servicing other accounts in addition to the respective portfolio. Conversely, services provided to a sub-advisers by broker-dealers in connection with trades executed on behalf of other clients of the sub-adviser may be useful to the sub-adviser in managing the portfolio, although not all of these services may be necessarily useful and of value to the sub-adviser in managing such other clients. The receipt of such services enables a sub-adviser to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.
In reliance on the “safe harbor” provided by Section 28(e) of the Exchange Act and the SEC’s interpretive guidance thereunder, a sub-adviser may cause a portfolio to pay a broker-dealer that provides “brokerage and research services” (as defined for purposes of Section 28(e)) to the
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Sub-Adviser an amount of commission for effecting a securities transaction for the portfolio in excess of the commission that another broker-dealer would have charged for effecting that transaction if the sub-adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer. If a sub-adviser determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, the sub-adviser will allocate the costs of such service or product accordingly. The portion of the product or service that a sub-adviser determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for the sub-adviser. Conversely, such supplemental information obtained by the placement of business for a sub-adviser will be considered by and may be useful to the sub-adviser in carrying out its obligations to a portfolio.
A sub-adviser may place transactions for the purchase or sale of portfolio securities with affiliates of TAM or the sub-adviser. A sub-adviser may place transactions with a broker-dealer that is an affiliate of TAM or the sub-adviser where, in the judgment of the sub-adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers. Pursuant to rules of the SEC, a broker-dealer that is an affiliate of TAM or the sub-adviser may receive and retain compensation for effecting portfolio transactions for the portfolio on a securities exchange if the commissions paid to such an affiliated broker-dealer by the portfolio do not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts that are “reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.”
A sub-adviser to a portfolio, to the extent consistent with the best execution and with TAM’s usual commission rate policies and practices, may place security transactions with broker/dealers with which the Trust has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the portfolios. In no event will commissions paid by a portfolio be used to pay expenses that would otherwise be borne by any other portfolio in the Trust, or by any other party. These commissions are not used for promoting or selling fund shares or otherwise related to the distribution of fund shares.
Securities held by a portfolio may also be held by other separate accounts, mutual funds or other accounts for which TAM or a sub-adviser serves as an adviser, or held by TAM or a sub-adviser for their own accounts. Because of different investment objectives or other factors, a particular security may be bought by TAM or a sub-adviser for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for a portfolio or other entities for which they act as investment adviser or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of TAM or a sub-adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.
On occasions when TAM or a sub-adviser deems the purchase or sale of a security to be in the best interests of a portfolio as well as other accounts or companies, it may to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the portfolio with those to be sold or purchased for such other accounts or companies in order to obtain favorable execution and lower brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by TAM or the sub-adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the portfolio and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for a portfolio.
The Board of the Trust reviews on a quarterly basis the brokerage placement practices of each sub-adviser on behalf of the portfolios, and reviews the prices and commissions, if any, paid by the portfolios to determine if they were reasonable.
Brokerage Commissions Paid
The following portfolios paid the aggregate brokerage commissions indicated for the last three fiscal years:
“N/A” in the table below indicates that the portfolio was not in operation during the relevant fiscal year and, accordingly, no commissions are shown.
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Portfolio Name	Brokerage Commissions Paid					Affiliated Brokerage Commissions Paid
	2017 ($)	2017 (%)*	2016 ($)	2016 (%)*	2015	2017 ($)	2017 (%)**	2016 ($)	2016 (%)**	2015
Transamerica 60/40 Allocation VP	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica AB Dynamic Allocation VP	$ 37,327	0.58%	$ 57,661	0.64%	$ 33,545	-	-	-	-	-
Transamerica Aegon Government Money Market VP	-	-	-	-	-	-	-	-	-	-
Transamerica Aegon High Yield Bond VP	$ 1,176	0.02%	$ 3	-	$ 228	-	-	-	-	-
Transamerica Aegon U.S. Government Securities VP	$ 12,589	0.19%	$ 11,529	0.13%	$ 6,964	-	-	-	-	-
Transamerica American Funds Managed Risk VP	-	-	$ 2,075	0.02%	$ 1,220	-	-	-	-	-
Transamerica Barrow Hanley Dividend Focused VP	$150,930	2.34%	$133,902	1.48%	$ 120,653	-	-	-	-	-
Transamerica BlackRock Equity Smart Beta 100 VP	$ 3,604	0.06%	$ 2,610	0.03%	N/A	-	-	-	-	N/A
Transamerica BlackRock Global Allocation VP	$512,429	7.93%	$944,825	10.44%	$ 618,782	-	-	-	-	-
Transamerica BlackRock Global Allocation Managed Risk - Balanced VP	-	-	$ 3,919	0.04%	$ 2,183	-	-	-	-	-
Transamerica BlackRock Global Allocation Managed Risk - Growth VP	$ 4,657	0.07%	$ 8,122	0.09%	$ 5,105	-	-	-	-	-
Transamerica BlackRock Smart Beta 50 VP	$ 1,951	0.03%	$ 3,640	0.04%	N/A	-	-	-	-	N/A
Transamerica BlackRock Smart Beta 75 VP	$ 2,101	0.03%	$ 1,164	0.01%	N/A	-	-	-	-	N/A
Transamerica BlackRock Tactical Allocation VP	$ 25,713	0.40%	$316,763	3.50%	$ 26,908	-	-	-	-	-
Transamerica Clarion Global Real Estate Securities VP	$921,997	14.27%	$435,034	4.81%	$ 651,635	-	-	-	-	-
Transamerica Greystone International Growth VP	$165,445	2.56%	$104,023	1.15%	$ 140,236	-	-	-	-	-
Transamerica International Equity Index VP	$ 2,536	0.04%	N/A	N/A	N/A	-	-	N/A	N/A	N/A
Transamerica Janus Balanced VP	$108,964	1.69%	$219,727	2.43%	$ 173,045	-	-	-	-	-
Transamerica Janus Mid-Cap Growth VP	$155,152	2.40%	$292,732	3.23%	$ 297,711	-	-	$ 441	0.15%	$ 83
Transamerica Jennison Growth VP	$414,624	6.42%	$353,740	3.91%	$ 349,455	-	-	-	-	-
Transamerica JPMorgan Asset Allocation – Conservative VP	$ 77,767	1.20%	$115,098	1.27%	$ 339,562	-	-	-	-	-
Transamerica JPMorgan Asset Allocation – Growth VP	$ 54,677	0.85%	$ 52,752	0.58%	$ 107,232	-	-	-	-	-
Transamerica JPMorgan Asset Allocation – Moderate Growth VP	$309,226	4.79%	$343,780	3.80%	$ 923,539	-	-	-	-	-
Transamerica JPMorgan Asset Allocation – Moderate VP	$357,877	5.54%	$476,161	5.26%	$1,268,662	-	-	-	-	-
Transamerica JPMorgan Core Bond VP	-	-	-	-	-	-	-	-	-	-
Transamerica JPMorgan Enhanced Index VP	$426,378	6.60%	$617,534	6.82%	$ 102,587	-	-	-	-	-
Transamerica JPMorgan International Moderate Growth VP	$ 45,529	0.70%	$ 62,616	0.69%	$ 168,331	-	-	-	-	-
Transamerica JPMorgan Mid Cap Value VP	$ 56,802	0.88%	$339,353	3.75%	$ 156,004	-	-	-	-	-
Transamerica JPMorgan Tactical Allocation VP	$218,710	3.38%	$172,566	1.91%	$ 205,098	-	-	-	-	-
Transamerica Legg Mason Dynamic Allocation – Balanced VP	$ 34,891	0.54%	$160,301	1.77%	$ 124,585	-	-	-	-	-
Transamerica Legg Mason Dynamic Allocation – Growth VP	$ 19,577	0.30%	$120,270	1.33%	$ 77,943	-	-	-	-	-
Transamerica Levin Large Cap Value VP	$ 711	0.01%	N/A	N/A	N/A	-	-	N/A	N/A	N/A
Transamerica Madison Balanced Allocation VP	$ 6,059	0.09%	$ 8,913	0.10%	-	-	-	-	-	-
Transamerica Madison Conservative Allocation VP	$ 4,403	0.07%	$ 6,650	0.07%	-	-	-	-	-	-
Transamerica Madison Diversified Income VP	$ 9,875	0.15%	$ 14,521	0.16%	$ 10,139	-	-	-	-	-
Transamerica Managed Risk – Balanced ETF VP	$ 52,796	0.82%	$124,428	1.38%	$ 568,254	-	-	-	-	-
Transamerica Managed Risk – Conservative ETF VP	$ 28,186	0.44%	$ 8,413	0.09%	$ 42,074	-	-	-	-	-
Transamerica Managed Risk – Growth ETF VP	$ 40,123	0.62%	$119,871	1.32%	$ 675,290	-	-	-	-	-
Transamerica Market Participation Strategy VP	$ 9,775	0.15%	$ 14,384	0.16%	$ 5,526	-	-	-	-	-
Transamerica Morgan Stanley Capital Growth VP	$113,154	1.75%	$ 80,930	0.89%	$ 63,497	$1,060	0.94%	$ 121	0.15%	$ 28
Transamerica Multi-Managed Balanced VP	$230,129	3.56%	$196,854	2.18%	$ 125,216	-	-	-	-	-
Transamerica Multi-Manager Alternative Strategies VP	-	-	$ 6	-	-	-	-	-	-	-
Transamerica PIMCO Tactical – Balanced VP	$ 63,967	0.99%	$ 68,750	0.76%	$ 67,856	-	-	-	-	-
Transamerica PIMCO Tactical – Conservative VP	$ 27,947	0.43%	$ 22,450	0.25%	$ 21,165	-	-	-	-	-
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Portfolio Name	Brokerage Commissions Paid					Affiliated Brokerage Commissions Paid
	2017 ($)	2017 (%)*	2016 ($)	2016 (%)*	2015	2017 ($)	2017 (%)**	2016 ($)	2016 (%)**	2015
Transamerica PIMCO Tactical – Growth VP	$ 44,231	0.68%	$ 56,214	0.62%	$ 44,998	-	-	-	-	-
Transamerica PIMCO Total Return VP	$274,283	4.24%	$199,100	2.20%	$ 157,172	-	-	-	-	-
Transamerica PineBridge Inflation Opportunities VP	$ 4	-	$ 769	0.01%	$ 406	-	-	-	-	-
Transamerica ProFund UltraBear VP	$ 6,494	0.10%	$ 31,705	0.35%	$ 13,241	-	-	-	-	-
Transamerica QS Investors Active Asset Allocation – Conservative VP	$ 10,221	0.16%	$160,504	1.77%	$ 213,855	-	-	-	-	-
Transamerica QS Investors Active Asset Allocation – Moderate Growth VP	$ 46,133	0.71%	$307,385	3.40%	$ 586,418	-	-	-	-	-
Transamerica QS Investors Active Asset Allocation – Moderate VP	$ 82,988	1.28%	$594,527	6.57%	$1,009,681	-	-	-	-	-
Transamerica Small/Mid Cap Value VP	$435,860	6.75%	$742,840	8.21%	$ 685,974	-	-	-	-	-
Transamerica T. Rowe Price Small Cap VP	$128,519	1.99%	$152,548	1.69%	$ 101,537	-	-	-	-	-
Transamerica Torray Concentrated Growth VP	$ 23,360	0.36%	$ 38,915	0.43%	$ 51,746	-	-	-	-	-
Transamerica TS&W International Equity VP	$ 65,937	1.02%	$ 61,048	0.68%	$ 68,382	-	-	-	-	-
Transamerica U.S. Equity Index VP	$ 1,977	0.03%	N/A	N/A	N/A	-	-	N/A	N/A	N/A
Transamerica WMC US Growth VP	$628,530	9.74%	$681,956	7.54%	$ 670,428	-	-	-	-	-
Transamerica WMC US Growth II VP	$ 3,070	0.05%	$ 3,602	0.04%	$ 4,110	-	-	-	-	-
* Brokerage Commissions Paid by the portfolio as a percentage of overall Brokerage Commissions Paid by all portfolios in the Trust.
** Affiliated Brokerage Commissions Paid by the portfolio as a percentage of total Brokerage Commissions Paid by the portfolio.
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Brokerage Commissions Paid for Research
The following table provides an estimate of brokerage commissions that were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2017.
“N/A” in the table below indicates that the portfolio was not in operation during the relevant fiscal year and, accordingly, no commissions are shown.
Portfolio Name	Paid as of December 31, 2017
Transamerica 60/40 Allocation VP	N/A
Transamerica AB Dynamic Allocation VP	$ 11,783
Transamerica Aegon Government Money Market VP	$ -
Transamerica Aegon High Yield Bond VP	$ -
Transamerica Aegon U.S. Government Securities VP	$ -
Transamerica American Funds Managed Risk VP	$ -
Transamerica Barrow Hanley Dividend Focused VP	$ 66,763
Transamerica BlackRock Equity Smart Beta 100 VP	$ -
Transamerica BlackRock Global Allocation VP	$304,580
Transamerica BlackRock Global Allocation Managed Risk - Balanced VP	$ -
Transamerica BlackRock Global Allocation Managed Risk - Growth VP	$ -
Transamerica BlackRock Smart Beta 50 VP	$ -
Transamerica BlackRock Smart Beta 75 VP	$ -
Transamerica BlackRock Tactical Allocation VP	$ 13,072
Transamerica Clarion Global Real Estate Securities VP	$690,888
Transamerica Greystone International Growth VP	$ 60,232
Transamerica International Equity Index VP	$ -
Transamerica Janus Balanced VP	$ 86,559
Transamerica Janus Mid-Cap Growth VP	$130,662
Transamerica Jennison Growth VP	$296,570
Transamerica JPMorgan Asset Allocation — Conservative VP	$ -
Transamerica JPMorgan Asset Allocation — Growth VP	$ -
Transamerica JPMorgan Asset Allocation — Moderate Growth VP	$ -
Transamerica JPMorgan Asset Allocation — Moderate VP	$ -
Transamerica JPMorgan Core Bond VP	$ -
Transamerica JPMorgan Enhanced Index VP	$ 93,354
Transamerica JPMorgan International Moderate Growth VP	$ -
Transamerica JPMorgan Mid Cap Value VP	$ 25,904
Transamerica JPMorgan Tactical Allocation VP	$ 10,616
Transamerica Legg Mason Dynamic Allocation — Balanced VP	$ -
Transamerica Legg Mason Dynamic Allocation — Growth VP	$ -
Transamerica Levin Large Cap Value VP	$ 189
Transamerica Madison Balanced Allocation VP	$ -
Transamerica Madison Conservative Allocation VP	$ -
Transamerica Madison Diversified Income VP	$ 9,499
Transamerica Managed Risk — Balanced ETF VP	$ 3,718
Transamerica Managed Risk — Conservative ETF VP	$ 302
Transamerica Managed Risk — Growth ETF VP	$ 1,265
Transamerica Market Participation Strategy VP	$ -
Transamerica Morgan Stanley Capital Growth VP	$ 85,325
Transamerica Multi-Managed Balanced VP	$ 43,577
Transamerica Multi-Manager Alternative Strategies VP	$ -
Transamerica PIMCO Tactical — Balanced VP	$ -
Transamerica PIMCO Tactical — Conservative VP	$ -
Transamerica PIMCO Tactical — Growth VP	$ -
Transamerica PIMCO Total Return VP	$ -
Transmaerica PineBridge Inflation Opportunities VP	$ -
Transamerica ProFund UltraBear VP	$ -
Transamerica QS Investors Active Asset Allocation — Conservative VP	$ -
Transamerica QS Investors Active Asset Allocation — Moderate Growth VP	$ -
Transamerica QS Investors Active Asset Allocation — Moderate VP	$ -
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Portfolio Name	Paid as of December 31, 2017
Transamerica Small/Mid Cap Value VP	$332,463
Transamerica T. Rowe Price Small Cap VP	$ 60,406
Transamerica Torray Concentrated Growth VP	$ 11,973
Transamerica TS&W International Equity VP	$ 56,871
Transamerica U.S. Equity Index VP	$ -
Transamerica WMC US Growth VP	$517,586
Transamerica WMC US Growth II VP	$ 2,423
The estimates above are based upon custody data provided to CAPIS and were calculated using the following methodology: Total Commissions minus transactions executed at discounted rates and/or directed to the funds’ commission recapture program equals total research commissions. USD transactions executed at commission rates below $.02 per share, non-USD developed market transactions executed at 8 basis points and below, and non-USD emerging market transactions executed at 12 basis points and below are considered to be executed at discounted rates. For example, Commission paid on USD transactions at rates at or above $.02 per share and not directed for commission recapture are assumed to be paid to brokers that provide research and brokerage services within the scope of Section 28(e) of the Exchange Act. Commissions paid on fixed price offerings and transactions in futures and options are not included in this analysis.
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Securities of Regular Broker Dealers
During the fiscal year ended December 31, 2017, the portfolios purchased securities issued by the following regular broker-dealers of the portfolios, which had the following values as of December 31, 2017.
Portfolio Name	Bank of America Corporation	Barclays Capital, Inc.	BNP Paribas Securities Corp.	Citigroup, Inc.	Credit Suisse Securities (USA) LLC	Deutsche Bank Securities, Inc.	Goldman Sachs Group, Inc.	J.P. Morgan Securities LLC	Morgan Stanley & Co., Inc.	UBS Securities LLC	Wells Fargo & Co.
Transamerica AB Dynamic Allocation VP	$ 2,913,148	$ 818,537	$ 460,711	$ 2,746,437	$ 747,162	$ 156,686	$ 1,873,831	$ 3,595,667	$ 1,506,404	$ 1,119,579	$ 1,888,779
Transamerica Aegon High Yield Bond VP	$ 1,391,716	$ 1,615,937	$1,258,600	-	$ 2,015,739	-	$ 1,038,204	-	$ 1,504,494	-	-
Transamerica Aegon U.S. Government Securities VP	$ 8,993,932	$ 2,077,074	-	-	$10,000,000	-	$ 8,183,272	-	$ 1,554,542	-	-
Transamerica Barrow Hanley Dividend Focused VP	$39,571,560	-	-	-	-	-	-	$35,856,982	-	-	$35,273,538
Transamerica BlackRock Global Allocation VP	$22,548,517	$ 42,569	$ 31,594	$16,865,152	-	-	$ 8,102,832	$ 9,270,542	$14,304,865	$11,983,840	$ 730,516
Transamerica Greystone International Growth VP	-	$ 5,971,251	-	-	-	-	-	-	-	$14,140,041	-
Transamerica International Equity Index VP	-	$ 23,632	$ 47,354	-	$ 24,570	$ 19,848	-	-	-	$ 38,110	-
Transamerica Janus Balanced VP	$ 5,344,134	$ 771,466	-	$ 3,287,972	-	-	$ 7,380,400	$ 4,910,348	$ 4,058,365	$ 353,826	$ 3,203,042
Transamerica Janus Mid-Cap Growth VP	-	-	-	-	-	-	-	-	$ 9,078,486	-	-
Transamerica Jennison Growth VP	-	-	-	-	-	-	$19,919,684	$23,959,907	-	-	-
Transamerica JPMorgan Core Bond VP	$ 6,506,836	$ 811,558	-	$ 4,013,426	$ 898,786	$ 675,848	$ 6,511,786	$ 1,799,503	$ 4,375,185	$ 2,048,882	$ 5,375,336
Transamerica JPMorgan Enhanced Index VP	$46,646,264	-	-	$37,229,109	-	-	-	-	$22,837,777	-	$33,671,668
Transamerica JPMorgan Tactical Allocation VP	$17,551,603	$ 1,729,059	$1,360,164	$11,550,613	$ 4,036,294	$ 1,195,087	$12,086,167	$ 6,112,136	$14,024,616	$ 5,055,975	$13,092,912
Transamerica Levin Large Cap Value VP	$ 27,336	-	-	$ 41,595	-	-	-	$ 44,059	$ 32,951	-	-
Transamerica Madison Diversified Income VP	$ 548,824	-	-	-	-	-	$ 348,590	$ 955,370	$ 373,881	-	$ 1,061,725
Transamerica Multi-Managed Balanced VP	$28,056,866	$ 7,470,694	$ 378,875	$26,078,532	$ 4,420,111	$ 436,090	$ 7,788,910	$10,939,101	$22,874,410	$ 7,363,126	$20,445,989
Transamerica PIMCO Tactical - Balanced VP	$ 8,505,425	$ 3,318,839	-	$ 7,376,703	$ 4,220,972	$ 624,219	$ 5,302,337	$ 4,997,652	$ 6,459,580	-	$ 5,460,681
Transamerica PIMCO Tactical - Conservative VP	$ 3,923,973	$ 1,813,094	-	$ 4,014,470	$ 1,635,829	$ 416,146	$ 2,690,055	$ 2,594,020	$ 3,294,242	-	$ 2,545,099
Transamerica PIMCO Tactical - Growth VP	$ 2,982,890	$ 1,006,458	-	$ 3,683,727	$ 1,457,514	$ 208,073	$ 1,574,226	$ 1,634,922	$ 2,036,153	-	$ 2,035,308
Transamerica PIMCO Total Return VP	$89,696,205	$72,523,611	-	$67,223,039	$28,357,913	$22,260,654	$49,197,306	$93,272,629	$37,989,189	$38,569,656	$11,799,820
Transamerica PineBridge Inflation Opportunities VP	$ 5,862,545	$ 241,697	-	$ 4,182,823	$ 1,320,629	-	$ 2,063,188	$ 282,120	$ 407,718	-	$ 330,990
Transamerica Small/Mid Cap Value VP	-	-	-	-	-	-	-	$ 686,850	-	-	-
Transamerica T. Rowe Price Small Cap VP	-	-	-	-	-	-	-	$ 3,446,300	$ 4,642,500	-	-
Transamerica TS&W International Equity VP	-	-	-	-	-	-	-	-	-	$ 1,945,978	-
Transamerica US Equity Index VP	$ 254,728	-	-	$ 175,608	-	-	$ 80,759	$ 329,482	$ 66,479	-	$ 239,282
85

Principal Shareholders and Control Persons
Principal Shareholders
To the knowledge of the Trust, as of April 6, 2018, the following persons owned beneficially or of record 5% or more of the outstanding shares of the class of the portfolios indicated.
Unless otherwise noted, the address of each investor is c/o TAM, 1801 California Street, Suite 5200, Denver, CO 80202.
Name & Address	Portfolio Name	Class	Pct
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica 60/40 Allocation VP	SVC	100.00%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Aegon Government Money Market VP	INI	47.95%
TCM Division Transamerica Premier Life Ins Co WRL Series Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Aegon Government Money Market VP	INI	16.57%
AEGON Financial Partners - Florida Transamerica Premier Life Ins Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Aegon Government Money Market VP	INI	16.14%
TCM Division Transamerica Life Insurance Company Retirement Builder Variable Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Aegon Government Money Market VP	INI	6.74%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Aegon Government Money Market VP	SVC	88.01%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Aegon Government Money Market VP	SVC	9.35%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Aegon High Yield Bond VP	INI	70.59%
AEGON Financial Partners - Florida Transamerica Premier Life Ins Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Aegon High Yield Bond VP	INI	15.55%
TCM Division Transamerica Premier Life Ins Co WRL Series Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Aegon High Yield Bond VP	INI	7.98%
TCM Division Transamerica Life Insurance Company Retirement Builder Variable Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Aegon High Yield Bond VP	INI	5.01%
86

Name & Address	Portfolio Name	Class	Pct
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Aegon High Yield Bond VP	SVC	92.88%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Aegon U.S. Government Securities VP	INI	78.91%
TCM Division Transamerica Premier Life Ins Co WRL Series Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Aegon U.S. Government Securities VP	INI	8.71%
AEGON Financial Partners - Florida Transamerica Premier Life Ins Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Aegon U.S. Government Securities VP	INI	7.78%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Aegon U.S. Government Securities VP	SVC	82.66%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Aegon U.S. Government Securities VP	SVC	11.55%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica AllianceBernstein Dynamic Allocation VP	INI	70.46%
AEGON Financial Partners - Florida Transamerica Premier Life Ins Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica AllianceBernstein Dynamic Allocation VP	INI	10.74%
TCM Division Transamerica Premier Life Ins Co WRL Series Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica AllianceBernstein Dynamic Allocation VP	INI	10.00%
TCM Division Transamerica Life Insurance Company Retirement Builder Variable Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica AllianceBernstein Dynamic Allocation VP	INI	7.67%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica AllianceBernstein Dynamic Allocation VP	SVC	92.90%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica AllianceBernstein Dynamic Allocation VP	SVC	6.37%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica American Funds Managed Risk VP	SVC	92.84%
87

Name & Address	Portfolio Name	Class	Pct
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica American Funds Managed Risk VP	SVC	7.16%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Barrow Hanley Dividend Focused VP	INI	57.99%
Blackrock Tactical Allocation VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Barrow Hanley Dividend Focused VP	INI	13.95%
AEGON Financial Partners - Florida Transamerica Premier Life Ins Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Barrow Hanley Dividend Focused VP	INI	10.97%
TCM Division Transamerica Premier Life Ins Co WRL Series Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Barrow Hanley Dividend Focused VP	INI	10.43%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Barrow Hanley Dividend Focused VP	SVC	63.23%
TCM Division Merrill Lynch Life Insurance Co Ml Life VA Separate Acct A 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Barrow Hanley Dividend Focused VP	SVC	18.93%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Barrow Hanley Dividend Focused VP	SVC	8.41%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock Equity Smart Beta 100 VP	SVC	67.08%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock Equity Smart Beta 100 VP	SVC	32.92%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Blackrock Global Allocation Managed Risk - Balanced VP	SVC	95.39%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Blackrock Global Allocation Managed Risk - Growth VP	SVC	95.43%
Blackrock Global Alloc Mng Risk - Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica BlackRock Global Allocation VP	INI	38.99%
88

Name & Address	Portfolio Name	Class	Pct
Blackrock Global Alloc Mng Risk - Balanced VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica BlackRock Global Allocation VP	INI	38.27%
Blackrock Tactical Allocation VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica BlackRock Global Allocation VP	INI	21.51%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock Global Allocation VP	SVC	94.83%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock Global Allocation VP	SVC	5.17%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock Smart Beta 50 VP	SVC	89.22%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock Smart Beta 50 VP	SVC	10.78%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock Smart Beta 75 VP	SVC	67.44%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock Smart Beta 75 VP	SVC	32.56%
AEGON Financial Partners - Florida Transamerica Premier Life Ins Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock Tactical Allocation VP	INI	96.96%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock Tactical Allocation VP	SVC	92.48%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock Tactical Allocation VP	SVC	6.88%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Clarion Global Real Estate Securities VP	INI	31.50%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Clarion Global Real Estate Securities VP	INI	25.58%
89

Name & Address	Portfolio Name	Class	Pct
AEGON Financial Partners - Florida Transamerica Premier Life Ins Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Clarion Global Real Estate Securities VP	INI	24.17%
TCM Division Transamerica Premier Life Ins Co WRL Series Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Clarion Global Real Estate Securities VP	INI	14.93%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Clarion Global Real Estate Securities VP	SVC	87.90%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Clarion Global Real Estate Securities VP	SVC	6.16%
TCM Division Merrill Lynch Life Insurance Co Ml Life VA Separate Acct D 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Greystone International Growth VP	INI	27.27%
Blackrock Tactical Allocation VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Greystone International Growth VP	INI	22.20%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Greystone International Growth VP	INI	20.78%
AEGON Financial Partners - Florida Transamerica Premier Life Ins Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Greystone International Growth VP	INI	9.76%
TCM Division Transamerica Premier Life Ins Co WRL Series Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Greystone International Growth VP	INI	9.71%
TCM Division Merrill Lynch Life Insurance Co Ml Life VA Separate Acct A 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Greystone International Growth VP	INI	7.23%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Greystone International Growth VP	SVC	79.58%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Greystone International Growth VP	SVC	16.38%
Transamerica 60/40 Allocation VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Equity Index VP	INI	66.50%
90

Name & Address	Portfolio Name	Class	Pct
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica International Equity Index VP	INI	33.50%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica International Equity Index VP	SVC	85.90%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica International Equity Index VP	SVC	8.47%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica International Equity Index VP	SVC	5.63%
AEGON Financial Partners - Florida Transamerica Premier Life Ins Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Janus Balanced VP	INI	98.23%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Janus Balanced VP	SVC	89.99%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Janus Balanced VP	SVC	9.40%
AEGON Financial Partners - Florida Transamerica Premier Life Ins Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Janus Mid-Cap Growth VP	INI	46.06%
TCM Division Transamerica Premier Life Ins Co WRL Series Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Janus Mid-Cap Growth VP	INI	14.44%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Janus Mid-Cap Growth VP	INI	12.98%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Janus Mid-Cap Growth VP	INI	11.27%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Janus Mid-Cap Growth VP	INI	10.20%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Janus Mid-Cap Growth VP	SVC	69.90%
91

Name & Address	Portfolio Name	Class	Pct
TCM Division Merrill Lynch Life Insurance Co Ml Life VA Separate Acct A 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Janus Mid-Cap Growth VP	SVC	18.41%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Jennison Growth VP	INI	24.38%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Jennison Growth VP	INI	24.17%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Jennison Growth VP	INI	20.52%
Blackrock Tactical Allocation VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Jennison Growth VP	INI	9.79%
Transamerica Asset Allocation-Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Jennison Growth VP	INI	8.49%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Jennison Growth VP	SVC	79.03%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Jennison Growth VP	SVC	15.21%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Asset Allocation - Conservative VP	INI	63.14%
TCM Division Transamerica Premier Life Ins Co WRL Series Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Asset Allocation - Conservative VP	INI	18.88%
AEGON Financial Partners - Florida Transamerica Premier Life Ins Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Asset Allocation - Conservative VP	INI	12.40%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Asset Allocation - Conservative VP	SVC	87.97%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Asset Allocation - Conservative VP	SVC	5.73%
92

Name & Address	Portfolio Name	Class	Pct
AEGON Financial Partners - Florida Transamerica Premier Life Ins Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Asset Allocation - Growth VP	INI	41.99%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Asset Allocation - Growth VP	INI	39.83%
TCM Division Transamerica Premier Life Ins Co WRL Series Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Asset Allocation - Growth VP	INI	10.84%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Asset Allocation - Growth VP	SVC	74.94%
TCM Division Transamerica Premier Life Ins Co Separate Account VA U 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Asset Allocation - Growth VP	SVC	15.72%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Asset Allocation - Moderate Growth VP	INI	49.89%
AEGON Financial Partners - Florida Transamerica Premier Life Ins Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Asset Allocation - Moderate Growth VP	INI	29.06%
TCM Division Transamerica Premier Life Ins Co WRL Series Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Asset Allocation - Moderate Growth VP	INI	13.23%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Asset Allocation - Moderate Growth VP	SVC	85.95%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Asset Allocation - Moderate VP	INI	65.80%
TCM Division Transamerica Premier Life Ins Co WRL Series Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Asset Allocation - Moderate VP	INI	15.72%
AEGON Financial Partners - Florida Transamerica Premier Life Ins Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Asset Allocation - Moderate VP	INI	12.17%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Asset Allocation - Moderate VP	SVC	91.43%
93

Name & Address	Portfolio Name	Class	Pct
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Asset Allocation - Moderate VP	SVC	5.27%
Blackrock Tactical Allocation VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica JPMorgan Core Bond VP	INI	78.15%
TCM Division Transamerica Premier Life Ins Co WRL Series Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Core Bond VP	INI	10.65%
AEGON Financial Partners - Florida Transamerica Premier Life Ins Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Core Bond VP	INI	10.08%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Core Bond VP	SVC	84.56%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Core Bond VP	SVC	10.71%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica JPMorgan Enhanced Index VP	INI	39.96%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica JPMorgan Enhanced Index VP	INI	34.32%
Transamerica Asset Allocation-Conservative VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica JPMorgan Enhanced Index VP	INI	6.49%
Blackrock Tactical Allocation VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica JPMorgan Enhanced Index VP	INI	6.06%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Enhanced Index VP	INI	5.63%
Transamerica Asset Allocation-Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica JPMorgan Enhanced Index VP	INI	5.48%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Enhanced Index VP	SVC	83.05%
94

Name & Address	Portfolio Name	Class	Pct
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Enhanced Index VP	SVC	7.98%
TCM Division Transamerica Premier Life Ins Co Separate Account VA U 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Enhanced Index VP	SVC	5.70%
AEGON Financial Partners - Florida Transamerica Premier Life Ins Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan International Moderate Growth VP	INI	70.83%
TCM Division Transamerica Premier Life Ins Co WRL Series Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan International Moderate Growth VP	INI	18.57%
AEGON Financial Partners - Florida Transamerica Financial Life Ins Co Tflic Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan International Moderate Growth VP	INI	7.74%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan International Moderate Growth VP	SVC	88.84%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan International Moderate Growth VP	SVC	6.92%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica JPMorgan Mid Cap Value VP	INI	34.68%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica JPMorgan Mid Cap Value VP	INI	21.76%
Blackrock Tactical Allocation VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica JPMorgan Mid Cap Value VP	INI	20.63%
Transamerica Asset Allocation-Conservative VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica JPMorgan Mid Cap Value VP	INI	8.18%
TCM Division Transamerica Premier Life Ins Co WRL Series Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Mid Cap Value VP	INI	5.43%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Mid Cap Value VP	SVC	90.99%
95

Name & Address	Portfolio Name	Class	Pct
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Mid Cap Value VP	SVC	7.79%
AEGON Financial Partners - Florida Transamerica Premier Life Ins Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Tactical Allocation VP	INI	49.73%
TCM Division Transamerica Premier Life Ins Co WRL Series Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Tactical Allocation VP	INI	40.42%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Tactical Allocation VP	SVC	93.31%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Tactical Allocation VP	SVC	6.26%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Legg Mason Dynamic Allocation - Balanced VP	SVC	92.50%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Legg Mason Dynamic Allocation - Balanced VP	SVC	7.41%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Legg Mason Dynamic Allocation - Growth VP	SVC	89.09%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Legg Mason Dynamic Allocation - Growth VP	SVC	10.87%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Levin Large Cap Value VP	SVC	100.00%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Madison Balanced Allocation VP	SVC	100.00%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Madison Conservative Allocation VP	SVC	100.00%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Madison Diversified Income VP	SVC	98.83%
96

Name & Address	Portfolio Name	Class	Pct
AEGON Financial Partners - Florida Transamerica Premier Life Ins Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Managed Risk – Balanced ETF VP	INI	66.26%
TCM Division Transamerica Premier Life Insurance Company Separate Account VA Cc 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Managed Risk – Balanced ETF VP	INI	18.11%
TCM Division Transamerica Financial Life Ins Co Tflic Separate Account Vny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Managed Risk – Balanced ETF VP	INI	13.01%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Managed Risk – Balanced ETF VP	SVC	92.56%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Managed Risk – Balanced ETF VP	SVC	7.26%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Managed Risk – Conservative ETF VP	INI	97.63%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Managed Risk – Conservative ETF VP	SVC	89.23%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Managed Risk – Conservative ETF VP	SVC	10.10%
AEGON Financial Partners - Florida Transamerica Premier Life Ins Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Managed Risk – Growth ETF VP	INI	80.89%
TCM Division Transamerica Premier Life Insurance Company Separate Account VA Cc 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Managed Risk – Growth ETF VP	INI	11.78%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Managed Risk – Growth ETF VP	SVC	87.65%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Managed Risk – Growth ETF VP	SVC	11.89%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Market Participation Strategy VP	SVC	92.56%
97

Name & Address	Portfolio Name	Class	Pct
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Market Participation Strategy VP	SVC	7.40%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Morgan Stanley Capital Growth VP	INI	52.27%
AEGON Financial Partners - Florida Transamerica Premier Life Ins Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Morgan Stanley Capital Growth VP	INI	27.45%
TCM Division Transamerica Premier Life Ins Co WRL Series Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Morgan Stanley Capital Growth VP	INI	17.70%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Morgan Stanley Capital Growth VP	SVC	88.78%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Morgan Stanley Capital Growth VP	SVC	6.05%
AEGON Financial Partners - Florida Transamerica Premier Life Ins Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Multi-Managed Balanced VP	INI	36.24%
TCM Division Transamerica Premier Life Ins Co WRL Series Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Multi-Managed Balanced VP	INI	33.54%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Multi-Managed Balanced VP	INI	27.23%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Multi-Managed Balanced VP	SVC	86.94%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Multi-Managed Balanced VP	SVC	9.35%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Multi-Manager Alternative Strategies VP	INI	100.00%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Multi-Manager Alternative Strategies VP	SVC	84.31%
98

Name & Address	Portfolio Name	Class	Pct
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Multi-Manager Alternative Strategies VP	SVC	10.89%
AEGON Financial Partners - Florida Transamerica Premier Life Ins Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica PIMCO Tactical - Balanced VP	INI	97.52%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica PIMCO Tactical - Balanced VP	SVC	93.86%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica PIMCO Tactical - Balanced VP	SVC	5.69%
AEGON Financial Partners - Florida Transamerica Premier Life Ins Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica PIMCO Tactical - Conservative VP	INI	98.13%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica PIMCO Tactical - Conservative VP	SVC	91.00%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica PIMCO Tactical - Conservative VP	SVC	8.03%
AEGON Financial Partners - Florida Transamerica Premier Life Ins Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica PIMCO Tactical - Growth VP	INI	96.91%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica PIMCO Tactical - Growth VP	SVC	90.25%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica PIMCO Tactical - Growth VP	SVC	9.35%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica PIMCO Total Return VP	INI	36.64%
Blackrock Tactical Allocation VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica PIMCO Total Return VP	INI	18.92%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica PIMCO Total Return VP	INI	15.92%
99

Name & Address	Portfolio Name	Class	Pct
Transamerica Asset Allocation-Conservative VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica PIMCO Total Return VP	INI	12.36%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica PIMCO Total Return VP	INI	8.88%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica PIMCO Total Return VP	SVC	89.07%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica PIMCO Total Return VP	SVC	8.60%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Pinebridge Inflation Opportunities VP	INI	100.00%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Pinebridge Inflation Opportunities VP	SVC	91.79%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Pinebridge Inflation Opportunities VP	SVC	8.21%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica ProFund UltraBear VP	SVC	96.49%
AEGON Financial Partners - Florida Transamerica Premier Life Ins Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica QS Investors Active Asset Allocation – Moderate VP	INI	93.26%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica QS Investors Active Asset Allocation – Moderate VP	SVC	93.92%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica QS Investors Active Asset Allocation – Moderate VP	SVC	5.83%
AEGON Financial Partners - Florida Transamerica Premier Life Ins Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica QS Investors Active Asset Allocation Portfolio – Conservative VP	INI	98.97%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica QS Investors Active Asset Allocation Portfolio – Conservative VP	SVC	92.94%
100

Name & Address	Portfolio Name	Class	Pct
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica QS Investors Active Asset Allocation Portfolio – Conservative VP	SVC	5.60%
AEGON Financial Partners - Florida Transamerica Premier Life Ins Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica QS Investors Active Asset Allocation Portfolio – Moderate Growth VP	INI	95.40%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica QS Investors Active Asset Allocation Portfolio – Moderate Growth VP	SVC	91.03%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica QS Investors Active Asset Allocation Portfolio – Moderate Growth VP	SVC	8.27%
AEGON Financial Partners - Florida Transamerica Premier Life Ins Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Small/Mid Cap Value VP	INI	35.33%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Small/Mid Cap Value VP	INI	34.01%
TCM Division Transamerica Premier Life Ins Co WRL Series Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Small/Mid Cap Value VP	INI	22.48%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Small/Mid Cap Value VP	SVC	62.56%
TCM Division Merrill Lynch Life Insurance Co Ml Life VA Separate Acct A 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Small/Mid Cap Value VP	SVC	18.94%
TCM Division Transamerica Premier Life Ins Co Separate Account VA U 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Small/Mid Cap Value VP	SVC	9.16%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Small/Mid Cap Value VP	SVC	6.51%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica T. Rowe Price Small Cap VP	INI	24.24%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica T. Rowe Price Small Cap VP	INI	22.21%
101

Name & Address	Portfolio Name	Class	Pct
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica T. Rowe Price Small Cap VP	INI	21.71%
AEGON Financial Partners - Florida Transamerica Premier Life Ins Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica T. Rowe Price Small Cap VP	INI	9.34%
TCM Division Transamerica Premier Life Ins Co WRL Series Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica T. Rowe Price Small Cap VP	INI	6.36%
Transamerica Asset Allocation-Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica T. Rowe Price Small Cap VP	INI	5.61%
Transamerica Asset Allocation-Conservative VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica T. Rowe Price Small Cap VP	INI	5.09%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica T. Rowe Price Small Cap VP	SVC	82.71%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica T. Rowe Price Small Cap VP	SVC	12.98%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Torray Concentrated Growth VP	INI	82.76%
TCM Division Transamerica Premier Life Ins Co WRL Series Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Torray Concentrated Growth VP	INI	10.26%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Torray Concentrated Growth VP	SVC	89.77%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Torray Concentrated Growth VP	SVC	6.82%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica TS&W International Equity VP	INI	96.65%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica TS&W International Equity VP	SVC	75.34%
102

Name & Address	Portfolio Name	Class	Pct
TCM Division Merrill Lynch Life Insurance Co Ml Life VA Separate Acct A 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica TS&W International Equity VP	SVC	8.33%
TCM Division Merrill Lynch Life Insurance Co Ml Life VA Separate Acct D 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica TS&W International Equity VP	SVC	8.01%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica TS&W International Equity VP	SVC	6.25%
Transamerica 60/40 Allocation VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica U.S. Equity Index VP	INI	85.84%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica U.S. Equity Index VP	INI	14.16%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica U.S. Equity Index VP	SVC	86.94%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica U.S. Equity Index VP	SVC	9.33%
TCM Division Transamerica Life Insurance Company Separate Account Fund B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica WMC U.S. Growth II VP	INI	100.00%
AEGON Financial Partners - Florida Transamerica Premier Life Ins Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica WMC U.S. Growth VP	INI	40.66%
TCM Division Transamerica Premier Life Ins Co WRL Series Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica WMC U.S. Growth VP	INI	15.50%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica WMC U.S. Growth VP	INI	10.97%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica WMC U.S. Growth VP	INI	10.17%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica WMC U.S. Growth VP	INI	10.03%
103

Name & Address	Portfolio Name	Class	Pct
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica WMC U.S. Growth VP	SVC	52.43%
TCM Division Merrill Lynch Life Insurance Co Ml Life VA Separate Acct A 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica WMC U.S. Growth VP	SVC	20.39%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica WMC U.S. Growth VP	SVC	9.57%
TCM Division Transamerica Premier Life Ins Co Separate Account VA U 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica WMC U.S. Growth VP	SVC	6.83%
TCM Division Transamerica Life Insurance Company Separate Account Va-2L 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica WMC U.S. Growth VP	SVC	6.01%
Control Persons
Any shareholder who holds beneficially 25% or more of a portfolio may be deemed to control the portfolio until such time as it holds beneficially less than 25% of the outstanding common shares of the portfolio. Any shareholder controlling a portfolio may be able to determine the outcome of issues that are submitted to shareholders for vote, and may be able to take action regarding the portfolio without the consent or approval of the other shareholders.
Unless otherwise noted, the address of each investor is c/o TAM, 1801 California Street, Suite 5200, Denver, CO 80202.
As of April 6, 2018, the shareholders who held beneficially 25% or more of a portfolio were as follows:
Name & Address	Portfolio Name	Percentage of Portfolio Owned
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica 60/40 Allocation VP	100.00%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Aegon Government Money Market VP	57.74%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Aegon High Yield Bond VP	55.10%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Aegon High Yield Bond VP	28.71%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Aegon U.S. Government Securities VP	61.79%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica AllianceBernstein Dynamic Allocation VP	85.95%
104

Name & Address	Portfolio Name	Percentage of Portfolio Owned
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica American Funds Managed Risk VP	92.84%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Barrow Hanley Dividend Focused VP	40.70%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock Equity Smart Beta 100 VP	67.08%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock Equity Smart Beta 100 VP	32.92%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Blackrock Global Allocation Managed Risk - Balanced VP	95.39%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Blackrock Global Allocation Managed Risk - Growth VP	95.43%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock Global Allocation VP	68.60%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock Smart Beta 50 VP	89.22%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock Smart Beta 75 VP	67.44%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock Smart Beta 75 VP	32.56%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock Tactical Allocation VP	90.86%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Clarion Global Real Estate Securities VP	31.46%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica International Equity Index VP	85.71%
105

Name & Address	Portfolio Name	Percentage of Portfolio Owned
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Janus Balanced VP	88.89%
AEGON Financial Partners - Florida Transamerica Premier Life Ins Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Janus Mid-Cap Growth VP	39.57%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Asset Allocation - Conservative VP	71.95%
AEGON Financial Partners - Florida Transamerica Premier Life Ins Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Asset Allocation - Growth VP	30.19%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Asset Allocation - Growth VP	28.63%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Asset Allocation - Moderate Growth VP	69.08%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Asset Allocation - Moderate VP	82.45%
Blackrock Tactical Allocation VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica JPMorgan Core Bond VP	43.01%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Core Bond VP	38.02%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica JPMorgan Enhanced Index VP	38.58%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica JPMorgan Enhanced Index VP	33.13%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan International Moderate Growth VP	86.77%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Mid Cap Value VP	43.96%
106

Name & Address	Portfolio Name	Percentage of Portfolio Owned
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Tactical Allocation VP	87.70%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Legg Mason Dynamic Allocation - Balanced VP	92.50%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Legg Mason Dynamic Allocation - Growth VP	89.09%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Levin Large Cap Value VP	100.00%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Madison Balanced Allocation VP	100.00%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Madison Conservative Allocation VP	100.00%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Madison Diversified Income VP	98.83%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Managed Risk – Balanced ETF VP	92.51%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Managed Risk – Conservative ETF VP	89.23%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Managed Risk – Growth ETF VP	87.54%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Market Participation Strategy VP	92.56%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Morgan Stanley Capital Growth VP	36.23%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Morgan Stanley Capital Growth VP	27.24%
107

Name & Address	Portfolio Name	Percentage of Portfolio Owned
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Multi-Managed Balanced VP	70.44%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Multi-Manager Alternative Strategies VP	84.31%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica PIMCO Tactical - Balanced VP	92.92%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica PIMCO Tactical - Conservative VP	88.14%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica PIMCO Tactical - Growth VP	87.37%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica PIMCO Total Return VP	28.27%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica PIMCO Total Return VP	25.01%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Pinebridge Inflation Opportunities VP	91.78%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica ProFund UltraBear VP	96.49%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica QS Investors Active Asset Allocation – Moderate VP	93.77%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica QS Investors Active Asset Allocation Portfolio – Conservative VP	92.04%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica QS Investors Active Asset Allocation Portfolio – Moderate Growth VP	87.19%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica T. Rowe Price Small Cap VP	27.55%
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Name & Address	Portfolio Name	Percentage of Portfolio Owned
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Torray Concentrated Growth VP	66.92%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica TS&W International Equity VP	58.67%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica TS&W International Equity VP	29.61%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica U.S. Equity Index VP	86.75%
TCM Division Transamerica Life Insurance Company Separate Account Fund B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica WMC U.S. Growth II VP	100.00%
AEGON Financial Partners - Florida Transamerica Premier Life Ins Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica WMC U.S. Growth VP	37.18%
Transamerica Life Insurance Company is organized in Iowa and is wholly owned by Transamerica International Holdings, Inc., which is wholly owned by Aegon USA, LLC, which is wholly owned by Aegon U.S. Holding Corporation, which is wholly owned by Transamerica Corporation, which is wholly owned by The Aegon Trust.
Transamerica Premier Life Insurance Company is organized in Iowa and is owned by Commonwealth General Corporation (87.72%) and Aegon USA, LLC (12.28%). Commonwealth General Corporation is wholly owned by Aegon USA, LLC, which is wholly owned by Aegon U.S. Holding Corporation, which is wholly owned by Transamerica Corporation, which is wholly owned by The Aegon Trust.
The asset allocation portfolios are series of the Trust.
Management Ownership
As of April 6, 2018, the Trustees and officers as a group owned less than 1% of any class of each portfolio’s outstanding shares.
Further Information About the Trust and the Portfolios
Because Trust shares are sold to Separate Accounts established to receive and invest premiums received under Policies and purchase payments received under the Contracts, it is conceivable that, in the future, it may become disadvantageous for variable life insurance Separate Accounts of the Life Companies to invest in the Trust simultaneously. Neither the Life Companies nor the Trust currently foresees any such disadvantages or conflicts. Any Life Company may notify the Trust’s Board of a potential or existing conflict. The Trust’s Board will then determine if a material conflict exists and what action, if any, is needed.
Such action could include the sale of Trust shares by one or more of the Separate Accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in federal income tax laws, or (3) differences in voting instructions between those given by the Policyowners. The Trust’s Board might conclude that separate portfolios should be established under the Separate Accounts. If this happens, the affected Life Companies will bear the attendant expenses of establishing separate portfolios. As a result, Policyowners would no longer have the economies of scale typically resulting from a larger combined portfolio.
The Trust offers shares of each portfolio. All shares of a portfolio have equal voting rights, but only shares of a particular portfolio are entitled to vote on matters concerning only that portfolio. Each of the issued and outstanding shares of a portfolio is entitled to one vote and to participate equally in dividends and distributions declared by the portfolio and, upon liquidation or dissolution, to participate equally in the
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net assets of the portfolio remaining after satisfaction of outstanding liabilities. The shares of a portfolio, when issued, will be fully paid and nonassessable, have no preferences, preemptive, conversion, exchange or similar rights, and will be freely transferable. Shares do not have cumulative voting rights.
The Trust is organized as a Delaware statutory trust. Delaware law provides a statutory framework for the powers, duties, rights and obligations of the Trustees and shareholders of the Trust, while the more specific powers, duties, rights and obligations of the Trustees and the shareholders are determined by the Trustees as set forth in the Trust’s Amended and Restated Declaration of Trust (“Declaration”) dated as of December 10, 2015, and the Trust’s Bylaws, as may be amended from time to time. Every shareholder, by virtue of purchasing shares and becoming a shareholder, agrees to be bound by the terms of the Declaration. Some of the more significant provisions of the Declaration are described below.
Shareholder Voting. The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Delaware law, actions by the Trustees without seeking the consent of shareholders. A portfolio is not required to hold an annual meeting of shareholders, but a portfolio will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the net asset value, in U.S. dollars, of those shares determined at the close of business on the record date. All shareholders of record of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the Trustees have determined that a matter affects only the interests of one or more series or classes of shares. There is no cumulative voting on any matter submitted to a vote of the shareholders.
Election and Removal of Trustees. The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by a vote of the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that Trustees may be removed by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.
Amendments to the Declaration. The Trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, Trustees, officers or employees of the Trust, that limits the rights to indemnification, advancement of expenses or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification, advancement of expenses or insurance under the Declaration prior to the amendment.
Issuance and Redemption of Shares. A portfolio may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. All shares offered pursuant to the prospectus of a portfolio, when issued, will be fully paid and non-assessable. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine. A portfolio may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide a portfolio with identification required by law, or if the portfolio is unable to verify the information received from the shareholder or the shareholder fails to provide the required information. In addition, as discussed below, shares may be redeemed in connection with the closing of small accounts.
Disclosure of Shareholder Holdings. The Declaration specifically requires shareholders, upon demand, to disclose in writing to a portfolio information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and a portfolio may disclose such ownership if required by law or regulation, or as the Trustees otherwise decide.
Small Accounts. The Declaration provides that a portfolio may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the Declaration permits a portfolio to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.
Shareholder, Trustee and Officer Liability. The Declaration provides that shareholders are not personally liable for the obligations of a portfolio and requires the portfolio to indemnify a shareholder against any loss or expense arising from any such liability. A portfolio will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder.
The Declaration provides that a Trustee acting in his or her capacity as a Trustee is not personally liable to any person, other than the Trust or any series, in connection with the affairs of the Trust. The Declaration also provides that no Trustee, officer or employee of the Trust owes any duty to any person (including without limitation any shareholder), other than the Trust or any series. Each Trustee is required to perform his or her duties in good faith and in a manner he or she believes to be in the best interests of the Trust. All actions and omissions of Trustees are presumed to be in accordance with the foregoing standard of performance, and any person alleging the contrary has the burden of proving that allegation.
The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust to the fullest extent permitted by law against liability and expenses in connection with any claim or proceeding in which he or she is involved by
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virtue of having been a Trustee, officer or employee. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.
The Declaration provides that any Trustee who serves as chair of the Board, a member or chair of a committee of the Board, lead independent Trustee, audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.
Derivative and Direct Actions. The Declaration provides a detailed process for the bringing of derivative or direct actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a portfolio or its shareholders as a result of spurious shareholder claims, demands and derivative actions.
Prior to bringing a derivative action, the Declaration requires that a demand by no fewer than three unrelated shareholders must be made on the Trustees. The Declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The Trustees are not required to consider a demand that is not submitted in accordance with the requirements contained in the Declaration. The Declaration also requires that, in order to bring a derivative action, the complaining shareholders must be joined in the action by shareholders owning, at the time of the alleged wrongdoing, at the time of demand, and at the time the action is commenced, shares representing at least 5% of the voting power of the affected portfolios. The Trustees have a period of 90 days, which may be extended by up to an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand (or a committee comprised of some or all of such Trustees), with the assistance of counsel who may be retained by such Trustees on behalf and at the expense of the Trust, determine that a suit should be maintained, then the Trust will commence the suit and the suit generally will proceed directly and not derivatively. If a majority of the independent Trustees determines that maintaining the suit would not be in the best interests of the portfolios, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not consistent with the standard of performance required of the Trustees in performing their duties. If a demand is rejected, each complaining shareholder will be responsible, jointly and severally with any and all other complaining shareholders, for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the consideration of the demand, if, in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose.
The Declaration provides that no Shareholder may bring a direct action claiming injury as a shareholder of the Trust, or any series or class thereof, where the matters alleged (if true) would give rise to a claim by the Trust or by the Trust on behalf of a series or class, unless the shareholder has suffered an injury distinct from that suffered by the shareholders of the Trust, or the series or class, generally. Under the Declaration, a shareholder bringing a direct claim must be a shareholder of the series or class with respect to which the direct action is brought at the time of the injury complained of, or have acquired the shares afterwards by operation of law from a person who was a shareholder at that time.
If a derivative or direct action is brought in violation of the Declaration, each shareholder who commences or maintains such action will be required. jointly and severally, to reimburse the Trust for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the action if the action is dismissed on the basis of the failure to comply with the Declaration. In addition, if a court determines that any derivative action has been brought without reasonable cause or for an improper purpose, the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the action will be borne, jointly and severally, by each shareholder who commenced the action.
The Declaration further provides that a portfolio shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder bringing a derivative or direct claim only if required by law, and any attorneys’ fees that the portfolio is obligated to pay shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against the Trust or a portfolio be brought only in the U.S. District Court for the Southern District of New York, or if not permitted to be brought in federal court, then in the New York Supreme Court sitting in New York County with assignment to the Commercial Division to the extent such assignment is permitted under the applicable court rules, and that the right to jury trial be waived to the fullest extent permitted by law.
Series and Classes. The Declaration provides that the Trustees may establish series and classes in addition to those currently established and that the Trustees may determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Trustees may change any of those features, terminate any series or class, combine series with other series in the Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into shares of another class. Each share of a portfolio, as a series of the Trust, represents an interest in the portfolio only and not in the assets of any other series of the Trust.
Only the Separate Accounts of the Life Companies and the Asset Allocation Portfolios may hold shares of the Trust and are entitled to exercise the rights as described above. To the extent required by law, the Life Companies will vote the Trust’s shares held in the Separate Accounts, including Trust shares which are not attributable to Policyowners, at meetings of the Trust, in accordance with instructions received from persons having voting interests in the corresponding sub-accounts of the Separate Accounts. The Life Companies will vote portfolio shares held in the Separate Accounts for which no timely instructions are received from the Policyowners, as well as shares they own, in the
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same proportion as those shares for which such Life Company receives voting instructions, thus a small number of Policyowners could determine the outcome of a vote. A portfolio is not required to hold an annual meeting of shareholders, but a portfolio will call special meetings of shareholders whenever required by the 1940 Act, or by the terms of the Declaration. If the 1940 Act or any regulation thereunder should be amended, or if present interpretation thereof should change, and as a result it is determined that the Life Companies are permitted to vote the Trust’s shares in their own right, they may elect to do so. The rights of Policyowners are described in more detail in the prospectuses or disclosure documents for the policies and the annuity contracts, respectively.
Taxes
Shares of the portfolios are offered only to the Separate Accounts, which fund the Policies and Contracts, and to the Asset Allocation Portfolios and to other portfolios. See the respective prospectuses for the Policies and Contracts for a discussion of the special taxation of insurance companies with respect to the Separate Accounts and of the Policies, the Contracts and the holders thereof.
Each portfolio has either qualified, and expects to continue to qualify, or will qualify in its initial year, and expects thereafter to continue to qualify, for treatment as a regulated investment company (a “RIC”) under the Code. In order to qualify for that treatment, a portfolio must distribute to its stockholders for each taxable year at least the sum of 90% of its investment company taxable income, computed without regard to the dividends-paid deduction, and 90% of its net exempt-interest income, if any. Each portfolio must also meet several other requirements. These requirements include the following: (1) the portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (the “Income Requirement”); (2) at the close of each quarter of the portfolio’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities (limited in respect of any one issuer of such other securities to an amount not greater than 5% of the value of the portfolio’s total assets and to not more than 10% of the outstanding voting securities of the issuer); and (3) at the close of each quarter of the portfolio’s taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, in those of two or more issuers that the portfolio controls and that are engaged in the same or similar trade or business, or in those of one or more qualified publicly traded partnerships. If each portfolio qualifies as a RIC and timely distributes to its shareholders substantially all of its net income and net capital gain, then each portfolio should have little or no income taxable to it under the Code.
As noted in the prospectus, certain Separate Accounts are required to meet diversification requirements under Section 817(h) of the Code and the regulations thereunder in order for the Policies and Contracts funded by those Separate Accounts to qualify for their expected tax treatment. Such requirements place certain limitations on the proportion of a Separate Account’s assets that may be represented by any four or fewer investments. Specifically, such a Separate Account must in general diversify its holdings so that on the last day of each calendar quarter (or within 30 days after such last day) no more than 55% of its assets are represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For purposes of Section 817(h) of the Code, all securities of the same issuer are treated as a single investment, all interests in the same real property project are treated as a single investment, and all interests in the same commodity are treated as a single investment. In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of any particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered securities issued by the same issuer.
If a portfolio qualifies as a RIC and its shares are held only by certain tax-exempt trusts and separate accounts and certain other permitted investors (including the Asset Allocation Portfolios and certain other portfolios if they are themselves only owned by those permitted investors), the Section 817(h) diversification requirements will be applied by looking through to the assets of the portfolio, rather than treating the interest in the portfolio as a separate investment of each Separate Account investing in the portfolio. Each portfolio intends to comply with the Section 817(h) diversification requirements so that, assuming such look-through treatment is available, any Separate Account invested wholly in that portfolio would satisfy those diversification requirements.
If a portfolio fails to qualify for treatment as a RIC, the portfolio will be subject to federal corporate taxes on its taxable income and gains (without any deduction for its distributions to its shareholders), and distributions to its shareholders will constitute ordinary income to the extent of such portfolio’s available earnings and profits. In addition, if a portfolio fails to qualify as a RIC, fails to comply with the diversification requirements of Section 817(h) of the Code and the regulations thereunder, or fails to limit the holding of portfolio shares to the permitted investors described above, then Policies and Contracts funded by that portfolio (or by any Asset Allocation Portfolio or other portfolio invested in that portfolio) might not qualify as life insurance policies or annuity contracts under the Code, and Policyowners could be currently taxed on all investment earnings under their Policies and Contracts that have accrued during or prior to the year in which the failure occurs. In such a case, current taxation could also be required in all future taxable periods. For additional information concerning the consequences of failure to meet the requirements of Section 817(h), see the prospectuses for the Policies or the Contracts. Under certain circumstances, a portfolio may be able to cure a failure to meet the requirements for qualification as a RIC, but in order to do so, the portfolio may incur significant portfolio-level taxes and may be forced to dispose of certain assets.
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For a Policy or a Contract to qualify for tax-favored treatment, assets in the Separate Accounts supporting the Policy or Contract must be considered to be owned by the insurance company and not by the Policyowner. Under U.S. tax law, if a Policyowner has excessive control over the investments made by a Separate Account, the owner will be taxed currently on income and gains from the account or portfolio.
Generally, according to the IRS, there are two ways that impermissible investor control may exist. The first relates to the design of the policy or contract or the relationship between the policy or contract and a separate account or underlying portfolio. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given variable policy or contract, whether the policy or contract offers access to portfolios that are available to the general public, the number of transfers that a policy or contract owner may make from one investment option to another, and the degree to which a policy or contract owner may select or control particular investments.
With respect to this first aspect of investor control, the relationship between the portfolios and the Policies and Contracts is designed to satisfy the current expressed view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, the portfolios reserve the right to make such changes as are deemed necessary or appropriate to reduce the risk that a Policy or Contract might be subject to current taxation because of investor control.
The second way that impermissible investor control might exist concerns actions of Policyowners. Under the IRS pronouncements, a Policyowner may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular portfolio. A Policyowner thus may not select or direct the purchase or sale of a particular investment of a portfolio. All investment decisions concerning the portfolios must be made by the portfolio managers in their sole and absolute discretion, and not by a Policyowner.
Furthermore, under the IRS pronouncements, a Policyowner may not communicate directly or indirectly with such portfolio managers or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by the portfolios.
The IRS may issue additional guidance on the investor control doctrine, which might further restrict Policyowners’ actions or features of Policies or Contracts. Such guidance could be applied retroactively. If any of the rules outlined above are not complied with, the IRS may seek to tax Policyowners currently on income and gains from the portfolios such that Policyowners would not derive the tax benefits normally associated with variable life insurance or variable annuities. Such an event may have an adverse impact on the Policies and Contracts.
Under the Code, RICs are generally subject to a nondeductible 4% federal excise tax on a portion of their undistributed ordinary income and capital gain net income if they fail to meet certain distribution requirements. However, the Code includes an exception for certain RICs held only by segregated asset accounts of life insurance companies in connection with variable contracts and by certain other holders, including other RICs that would themselves qualify for the exception. The portfolios intend to qualify for this exception and accordingly do not expect to be subject to the excise tax. To the extent they do not qualify for the exception, the portfolios intend to make any required distributions in a timely manner.
The following paragraphs are intended to disclose risks of investments that the portfolios may make either directly themselves or indirectly through investments of underlying portfolios. Thus, references in the following paragraphs to one or more “portfolios” should be read to include, as applicable, references to one or more “underlying portfolios”.
If a portfolio invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the portfolio elects or is otherwise required to include market discount in income currently), the portfolio will accrue income on such investments for each taxable year, prior to the receipt of corresponding cash payments. However, the portfolio must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to qualify for treatment as a RIC under the Code and avoid U.S. federal income tax and, if applicable, excise tax. Therefore, the portfolio may have to dispose of portfolio securities, potentially under disadvantageous circumstances, to generate cash, or may have to borrow the cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to the portfolio.
The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by the portfolios. Income from the disposition of foreign currencies, and income from transactions in options, futures, and forward contracts derived by a portfolio with respect to its business of investing in securities or foreign currencies, generally will qualify as permissible income for purposes of the Income Requirement.
Portfolios investing in foreign securities or currencies may be required to pay withholding, income or other taxes to foreign governments or U.S. possessions. The investment yield of any portfolio that invests in foreign securities or currencies would be reduced by any such foreign taxes. Policyowners investing in such portfolios indirectly bear the cost of any foreign taxes but will not be able to claim a foreign tax credit or deduction for these foreign taxes. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes.
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If more than 50% of a portfolio’s total assets at the close of any taxable year consist of stock or securities of foreign corporations, that portfolio may elect to pass through to its shareholders their pro rata shares of qualified foreign taxes paid by the portfolio for that taxable year. If at least 50% of a portfolio’s total assets at the close of each quarter of a taxable year consist of interests in other regulated investment companies, the portfolio may make the same election and pass through to its shareholders their pro rata shares of qualified foreign taxes paid by those other regulated investment companies and passed through to the portfolio for that taxable year. If a portfolio so elects, shareholders would be required to include the passed-through taxes in their gross incomes (in addition to the dividends and distributions they actually receive), would treat such taxes as foreign taxes paid by them, and may be entitled to a tax deduction for such taxes or a tax credit, subject to a holding period requirement and other limitations under the Code.
If a portfolio acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties, or capital gain) or that hold at least 50% of their average total assets over the taxable year in investments that produce (or that are held for the production of) such passive income (“passive foreign investment companies”), that portfolio could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies and gain from the sale of stock in such companies, even if all income or gain actually received by the portfolio is timely distributed to its shareholders. The portfolio would not be able to pass through to its shareholders any credit or deduction for such a tax. As a result, Policyowners of Policies and Contracts investing in such portfolios ultimately would bear the cost of these taxes and interest charges. Certain elections, including a qualified electing fund election, may ameliorate these adverse tax consequences. Any such election, however, may require the applicable portfolio to recognize taxable income or gain without the concurrent receipt of cash, and the portfolio must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to qualify for treatment as a RIC under the Code and avoid U.S. federal income and excise taxes. Under proposed Treasury regulations, certain income derived by a portfolio for a taxable year from a passive foreign investment company with respect to which the portfolio has made a qualified electing fund election would generally constitute qualifying income only to the extent the passive foreign investment company makes distributions in respect of that income to the portfolio for that taxable year. Therefore, the portfolio may have to dispose of portfolio securities, potentially under disadvantageous circumstances, to generate cash, or may have to borrow the cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to the portfolio. Any portfolio that acquires stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize or reduce its tax liability.
If a sufficient portion of the voting interests in a foreign issuer are held by a portfolio, independently or together with certain other U.S. persons, that issuer may be treated as a “controlled foreign corporation” (a “CFC”) with respect to the portfolio, in which case the portfolio will be required to take into account each year, as ordinary income, its share of certain portions of that issuer’s income, whether or not such amounts are distributed. A portfolio may have to dispose of its portfolio securities (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances) to generate cash, or may have to borrow the cash, to meet its distribution requirements and avoid portfolio-level taxes. Under proposed Treasury regulations, certain income derived by a portfolio from a CFC for a taxable year would generally constitute qualifying income only to the extent the CFC makes distributions in respect of that income to the portfolio for that taxable year. In addition, some portfolio gains on the disposition of interests in such an issuer may be treated as ordinary income. A portfolio may limit and/or manage its holdings in issuers that could be treated as CFCs in order to limit its tax liability or maximize its after-tax return from these investments.
Certain portfolios may invest in ETFs and ETNs. Depending on an ETF’s structure and its underlying investments, an ETF may produce income that is not permissible income for purposes of the Income Requirement. Any portfolio that invests in ETFs will limit and/or manage its holdings of ETFs with a view to complying with the requirements for qualification as a RIC. For tax purposes, ETNs are generally treated as debt obligations of the issuer, which generally produce permissible income for purposes of the Income Requirement.
Each portfolio (other than the Transamerica Aegon Government Money Market VP) will report to the IRS the amount of sale proceeds that a shareholder receives from a sale or exchange of portfolio shares. For sales or exchanges of shares acquired on or after January 1, 2012, each portfolio (other than the Transamerica Aegon Government Money Market VP) will also report the shareholder’s basis in those shares and the character of any gain or loss that the shareholder realizes on the sale or exchange (i.e., short-term or long-term). If a shareholder has a different basis for different shares of a portfolio in the same account (e.g., if a shareholder purchased portfolio shares in the same account when the shares were at different prices), the portfolio or the shareholder’s service agent (banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the portfolios’ distributor to sell shares of the applicable portfolio), as applicable, will calculate the basis of the shares sold using its default method unless the shareholder has properly elected to use a different method. The portfolio’s default method for calculating basis will be the average cost method. A shareholder may elect, on an account-by-account basis, to use a method other than average cost by following procedures established by the portfolio or the shareholder’s service agent, as applicable. For purposes of calculating and reporting basis, shares acquired prior to January 1, 2012 and shares acquired on or after January 1, 2012 will generally be treated as held in separate accounts. If a shareholder elects to use a different method of basis calculation, the application of that method will depend on whether shares in an account have already been sold or exchanged. For information regarding available methods for calculating cost basis and procedures for electing a method other than the average cost method, shareholders who hold their shares directly with a portfolio may call the portfolio at 1-888-233-4339 Monday through Friday between 8:00 a.m. and 7:00 p.m. (Eastern Time). Shareholders who hold shares through a service
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agent should contact the service agent for information concerning the service agent’s default method for calculating basis and procedures for electing to use an alternative method. Shareholders should consult their tax advisers concerning the tax consequences of applying the average cost method or electing another method of basis calculation.
The foregoing is only a general summary of some of the important federal income tax considerations generally affecting the portfolios and their shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the portfolios’ activities, and this discussion and the discussion in the prospectuses and/or statements of additional information for the Policies and Contracts are not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local, or foreign taxes applicable to the Policies, the Contracts and the Policyowners.
Financial Statements
The audited financial statements and financial highlights for each of the portfolios as of December 31, 2017 (with the exception of Transamerica 60/40 Allocation VP which had not commenced operation prior to that date) have been filed with the SEC as part of the Annual Report of the Trust (SEC Accession # 0001193125-18-073566), and are hereby incorporated by reference into this SAI.
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Appendix A – Proxy Voting Policies
Aegon USA Investment Management, LLC
Compliance Manual Securities Voting Policy
Section 1: Introduction
1.01: Rule References
Aegon USA Investment Management, LLC (“AUIM”) hereby adopts this Proxy Voting Policy (“Policy”) pursuant to Rules 206(4)-6 and 206(4)-7 of the Investment Advisers Act of 1940 to reasonably ensure that it votes Proxies and other securities actions (“Proxies”) in its clients' best interests.
Specifically, Rule 206(4)-6 requires each registered investment adviser that exercises securities voting (“Proxy Voting”) authority with respect to client securities to:
a. Adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes client securities in the clients’ best interests. Such policies and procedures must address the manner in which the adviser will resolve material conflicts of interest that can arise during the proxy voting process;
b. Disclose to clients how they may obtain information from the adviser about how the adviser voted with respect to their securities; and
c. Describe to clients the adviser’s Proxy Voting Policy and Guidelines and, upon request, furnish a copy of the policies and procedures.
AUIM is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services undertaken on the client’s behalf, including Proxy Voting. The duty of care generally requires AUIM to monitor corporate events and to vote Proxies, unless a client has agreed otherwise.
This Policy is also designed to comply with the books and records requirements prescribed in Rule 204-2(c)(2).
1.02: Policy Owner(s)
AUIM’s Chief Investment Officer (“CIO”) or his designee is primarily responsible for administering and enforcing this Policy. The CIO may delegate certain policy responsibilities to other employees, including asset specialists, acting individually or collectively, for whom he shall retain supervision and oversight. The Chief Compliance Officer (“CCO”) and/or his designees (collectively referred to as “Compliance” or the “Compliance team”) shall provide policy administration, support, and monitoring.
AUIM managers, officers, employees, or other persons (collectively, “Employees”) who exercise Proxy Voting authority must vote client securities in accordance with this Policy and in the clients’ best interests.
Section 2: Proxy Voting General Principles
AUIM recognizes and adheres to the principle that one of its fiduciary duties associated with owning a security is exercising the right to vote in the election of the company’s directors and on matters affecting the company’s structure and operations. AUIM endeavours to vote client securities in the best interest of its clients. In general, votes will be determined on a case-by-case basis, after taking into consideration all factors relevant to the issues presented. AUIM’s seeks to vote Proxies in a manner consistent with its fiduciary obligations and other contractual responsibilities.
Section 3: Proxy Voting Responsibilities
AUIM votes on behalf of all client accounts for which it has the requisite discretionary authority except for situations in which any client notifies AUIM in writing that it has retained, and intends to exercise, the authority to vote its own securities. Clients may also ask AUIM to vote their securities in accordance with specific guidelines furnished by the client, in which case AUIM will vote such securities within the client’s guidelines.
AUIM primarily manages client portfolios of debt securities. For most fixed income clients, the issues for which AUIM votes fixed income securities generally involve amendments to loan documentation, borrower compliance with financial covenants, registration rights, prepayments, insolvency, and other distressed creditor situations. Because these and related fixed income issues are generally unique to each particular borrower and relevant fact situation, they do not lend themselves to broad characterization that can be addressed by standard Proxy Voting guidelines.
AUIM also votes Proxies related to equity securities in client portfolios. AUIM’s fixed income clients may occasionally receive equity interests resulting from the restructuring of debt security investments or in other special situations. AUIM also votes Proxies on the equity securities of exchange-traded funds (“ETFs”) held in portfolios of mutual funds that it sub-advises. Routine proxy matters associated with equity securities (including but not limited to electing board of directors, selecting auditors, shareholder rights, proxy contests, corporate governance matters, and executive and director compensation) are typically voted in accordance with its Equity Proxy Voting Guidelines (“Guidelines”) (see Appendix A). These Guidelines provide a roadmap for arriving at voting decisions on common or routine matters; they are not designed to be exhaustive or to address non-routine matters that may be raised in Proxy ballots or other voting opportunities. To the extent relevant and appropriate, AUIM may consider these Guidelines when voting client debt securities.

Section 4: Proxy Voting Policies
4.01: Proxy Voting Responsibilities
AUIM will use its best efforts to vote all client Proxies. There may be instances (e.g., when client securities have been loaned) that at the time the vote is due circumstances exist that impact or prevent AUIM’s ability to vote client Proxies.
Notwithstanding the foregoing, in some situations, AUIM may determine that it is in the client’s best interest to abstain from voting Proxies. Accordingly, where AUIM believes the cost of voting Proxies outweighs the benefits of doing so, it will generally abstain. For example, AUIM will generally abstain from voting Proxies on international securities where personal appearance is required, or where it does not have sufficient information to vote the Proxy, and the cost or administrative burden of obtaining such information is not commensurate with the reasonably foreseeable impact of the matter being voted upon in the Proxy.
4.02: Use of an Independent Third Party
Because of the expertise of its staff with the issues upon which it votes client debt securities, AUIM will not generally seek the services of a qualified independent third party (“Independent Third Party”) to provide guidance on such matters.
AUIM will generally research and cast Proxy Votes based on its own Policy and Guidelines. In instances deemed appropriate by the CIO, particularly when AUIM has a material conflict of interest, or when AUIM lacks sufficient knowledge or resources, it may engage an Independent Third Party to, among other things, provide Proxy research and/or to make recommendations. When AUIM considers the research or recommendations provided by an Independent Third Party, it retains all Proxy Voting responsibilities.
4.03: ERISA Accounts
Where client accounts are governed by ERISA, AUIM shall vote all Proxies unless the ERISA Plan documents (e.g., Plan, Trust, etc.) explicitly provide that AUIM is not to vote Proxies and/or another Plan fiduciary or the trustee retains Proxy Voting authority.
Section 5: Proxy Voting Procedures
5.01: Annual Proxy Policies and Guidelines Approval
At least annually, the Securities Voting Committee (“Committee”) shall review and approve this Policy and any related Proxy Voting Guidelines. The Committee may seek and/or rely on the advice from counsel or other qualified internal and/or external sources. Any interim changes to the Guidelines shall be pre-approved by the Committee.
The Committee shall also approve any changes to this Policy.
The Guidelines shall be distributed to Employees authorized to vote Proxies following any substantive changes approved by the Committee. Newly appointed or authorized Employees shall receive the Guidelines promptly (generally within ten days) following their appointment.
5.02: Operational Considerations
AUIM shall take reasonable efforts to ensure that all accounts where it has Proxy Voting responsibility are properly established and maintained in order for it to carry out these responsibilities. Furthermore, AUIM shall maintain controls reasonably designed to ensure that all applicable Proxies are received, considered, and votes cast in accordance with this Policy and/or related Guidelines. AUIM shall monitor and periodically report to the Committee on all votes cast and regarding any missed votes.
5.03: Voting Proxies
Authorized Employees identified in AUIM’s trading resolutions have the authority to vote client Proxies. The asset specialist of the strategy involved shall approve all Proxy Votes and is responsible for ensuring all votes are made in accordance with this Policy and/or the Guidelines.
The asset specialist may request Proxy Voting advice or recommendations from a credit analyst. The asset specialist shall determine how to vote the proxy and shall communicate the final vote to the trading assistant, who will cast the vote. The trading assistant shall retain documentation of the votes cast and all other relevant supporting documentation.
5.04: Non-Routine Equity Proxy Matters
For all equity Proxy voting matters that fall outside of the Guidelines, the asset specialist may prescribe the appropriate vote by following the standards generally used to vote fixed income securities. The asset specialist should seek assistance or approval from the Committee, as s/he deems appropriate. Any non-routine Proxy voting matters that involve a conflict of interest must follow the standards set forth in this Policy. All non-routine equity Proxy votes must be routinely reported to and ratified by the Committee.
5.05: Proxies Where AUIM Has a Material Conflict of Interest
In fulfilling its Proxy voting responsibilities, AUIM may face conflicts of interest. Conflicts include any position or interest, financial or otherwise, which causes a division in or impairs AUIM’s independence or judgment concerning how to vote Proxies in the clients’ best interests. A material conflict of interest may arise between the self-interest of the firm, an Employee, the Committee, and AUIM’s clients.
The Asset Specialist, with assistance from the CCO and others as mandated, will consider whether AUIM is subject to any conflicts of interest in connection with a Proxy Vote. Employees must notify the CCO and the Committee if they are aware of any conflict of interest associated with a Proxy Vote. It is not possible to anticipate all conflicts of interest that could arise in connection with Proxy Voting. The following examples are meant to help Employees identify potential conflicts: a. AUIM or an affiliate has a financial interest in the outcome of a proxy vote, such as when AUIM is asked to vote on a change in Rule 12b-1 fees paid by a mutual fund to it or its affiliates; b. An issuer or some other third-party offers AUIM or an Employee compensation in exchange for voting a proxy in a particular way; and c. An Employee, or a member of an Employee’s household, has a personal or business relationship with an issuer and AUIM receives a proxy solicitation from that issuer. AUIM recognizes the potential for conflicts that may arise between its own interests and those of its clients. To address these concerns, AUIM, as advised by the Committee, will generally take one of the following steps to avoid any impropriety or the appearance of impropriety in any situation involving a conflict of interest:
a. Obtain a review from AUIM’s General Counsel regarding determination of a conflict;
b. Obtain the guidance from the client(s) whose account(s) is/are involved in the conflict;
c. Vote Proxies in accordance with the recommendation of an Independent Third Party; or
d. Vote in strict accordance with its Guidelines.
5.06: Proxy Overrides
For those Proxies where AUIM overrides its Guidelines, the Asset Specialist shall document the reasons for the override and report such overrides to the committee quarterly.
Section 6: Proxy Voting Reports
AUIM shall provide, upon client request and at no cost:
a. A description of its Proxy Voting Policy and Guidelines (this may be included in the Brochure);
b. A copy of this Policy; and/or
c. Information regarding how AUIM voted its Proxies.
Section 7: Proxy Voting Monitoring and Oversight
7.01: Committee Oversight
On at least a quarterly basis, the Committee shall review and ratify, as needed:
a. A summary of Proxies voted;
b. The reasons for Proxies that were not voted;
c. Non-routine equity Proxies voted;
d. Override votes; and
e. Votes involving a conflict of interest and the actions taken to mitigate the conflicts.
On an annual basis, the Committee shall review and approve the Proxy Voting Policy and Equity Securities Voting Policy Guidelines.
7.02: Monitoring and Testing
Compliance may conduct periodic testing and/or surveillance of AUIM’s Proxy Voting activities. Issues, at the Compliance team’s discretion, may be escalated to the CIO, the Committee, and/or to the Risk and Control Committee
Section 8: Books and Records
In accordance with Rule 204-2(c)(2), AUIM must retain:
a. Its Proxy Voting Policy and Guidelines;
b. Proxy statements received;
c. Records of votes;
d. Records of client requests on how the Proxies were voted; and
e. Any documents prepared by AUIM that were material to making a decision on how to vote or that memorialized the basis for the decision (e.g., Committee meeting minutes).
All documents must be kept for no less than six years.
It is required by Rule 204-2 of the Investment Advisers Act that a copy of each proxy cast by AUIM on behalf of a client be maintained along with all proxy statements received, whether voted or not.

Aegon USA Investment Management, LLC
Appendix A
Equity Securities Voting Policy Guidelines
The following is a concise summary of AUIM’s securities voting policy guidelines.
1. Auditors
Vote FOR proposals to ratify auditors, unless any of the following apply:
•	An auditor has a financial interest in or association with the company, and is therefore not independent,
•	Fees for non-audit services are non-standard, or
•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.
2. Board of Directors
Voting on Director Nominees in Uncontested Elections
Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any non-audit fees or other potential auditor conflicts.
Classification/Declassification of the Board
Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.
Independent Chairman (Separate Chairman/CEO)
Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.
Majority of Independent Directors/Establishment of Committees
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by AUIM’s definition of independence.
Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.
3. Shareholder Rights
Shareholder Ability to Act by Written Consent
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote FOR proposals to allow or make easier shareholder action by written consent.
Shareholder Ability to Call Special Meetings
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.
Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote.
Vote FOR proposals to lower supermajority vote requirements.
Cumulative Voting
Vote AGAINST proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.
Confidential Voting
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.
4. Proxy Contests
Voting for Director Nominees in Contested Elections
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.
5. Poison Pills
Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.
6. Mergers and Corporate Restructurings
Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.
7. Reincorporation Proposals
Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.
8. Capital Structure
Common Stock Authorization
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis.
Vote on proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights on a CASE-BY-CASE basis.
Vote on proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain on a CASE-BY-CASE basis.
Dual-class Stock
Vote on proposals to create a new class of common stock with superior voting rights on a CASE-BY-CASE basis.
Vote on proposals to create a new class of nonvoting or subvoting common stock on a CASE-BY-CASE basis, reviewing in particular if:
•	It is intended for financing purposes with minimal or no dilution to current shareholders
•	It is not designed to preserve the voting power of an insider or significant shareholder
9. Executive and Director Compensation
Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. AUIM reviews Executive and Director compensation plans (including broad-based option plans) in the context of the transfer of shareholder wealth. This review encompasses not only a comparison of a plan relative to peer companies, but also on an absolute basis, considering the cost of the plan vs. the operating income and overall profitability of the firm in question.
Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.
Management Proposals Seeking Approval to Reprice Options
Vote AGAINST proposals by management seeking approval to reprice options.
Employee Stock Purchase Plans
Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.
Vote FOR employee stock purchase plans where all of the following apply:
•	Purchase price is at least 85 percent of fair market value
•	Offering period is 27 months or less, and
•	Potential voting power dilution (VPD) is ten percent or less.
Vote AGAINST employee stock purchase plans where any of the opposite conditions apply.

Shareholder Proposals on Compensation
Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.
10. Social and Environmental Issues
These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.
In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

AllianceBernstein L.P.
Proxy Voting and Governance Policy Statement
Introduction
As an investment adviser, we are shareholder advocates and have a fiduciary duty to make investment decisions that are in our clients’ best interests by maximizing the value of their shares. Proxy voting is an integral part of this process, through which we support strong corporate governance structures, shareholder rights and transparency.
We have an obligation to vote proxies in a timely manner and we apply the principles in our Proxy Voting and Governance Policy (“Proxy Voting and Governance Policy” or “Policy”) and this policy statement to our proxy decisions. We believe a company’s environmental, social and governance (“ESG”) practices may have a significant effect on the value of the company, and we take these factors into consideration when voting. For additional information regarding our ESG policies and practices, please refer to our firm’s Statement of Policy Regarding Responsible Investment (“RI Policy”).
Our Policy, which outlines our policies for proxy voting and includes a wide range of issues that often appear on proxies, applies to all of AB’s investment management subsidiaries and investment services groups investing on behalf of clients globally. Both this Statement and the Policy are intended for use by those involved in the proxy voting decision-making process and those responsible for the administration of proxy voting (“Proxy Managers”), in order to ensure that our proxy voting policies and procedures are implemented consistently. Copies of the Policy, the RI Policy and our voting records, as noted below in “Voting Transparency”, can be found on our Internet site (www.abglobal.com).
We sometimes manage accounts where proxy voting is directed by clients or newly-acquired subsidiary companies. In these cases, voting decisions may deviate from the Policy.
Research Underpins Decision Making
As a research-driven firm, we approach our proxy voting responsibilities with the same commitment to rigorous research and engagement that we apply to all of our investment activities. The different investment philosophies utilized by our investment teams may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the Proxy Manager making different voting decisions on the same proposal. Nevertheless, the Proxy Manager votes proxies with the goal of maximizing the value of the securities in client portfolios.
In addition to our firm-wide proxy voting policies, we have a Proxy Voting and Governance Committee (“Proxy Voting and Governance Committee” or “Committee”), which provides oversight and includes senior investment professionals from Equities, Legal personnel and Operations personnel. It is the responsibility of the Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in policy, and to review this Statement and the Policy no less frequently than annually. In addition, the Committee meets at least three times a year and as necessary to address special situations.
Research Services
We subscribe to the corporate governance and proxy research services of Institutional Shareholder Services (“ISS”). All our investment professionals can access these materials via the Proxy Manager and/or the Committee.
Engagement
In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, the Proxy Manager may consult the Committee, Chief Investment Officers, Directors of Research, and/or Research Analysts across our equities platforms, and Portfolio Managers in whose managed accounts a stock is held. Externally, we may engage with companies in advance of their Annual General Meeting, and throughout the year. We believe engagement provides the opportunity to share our philosophy, our corporate governance values, and more importantly, affect positive change. Also, these meetings often are joint efforts between the investment professionals, who are best positioned to comment on company-specific details, and the Proxy Manager(s), who offer a more holistic view of governance practices and relevant trends. In addition, we engage with shareholder proposal proponents and other stakeholders to understand different viewpoints and objectives.
Proxy Voting Guidelines
Our proxy voting guidelines are both principles-based and rules-based. We adhere to a core set of principles that are described in the Policy. We assess each proxy proposal in light of these principles. Our proxy voting “litmus test” will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation generally should rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders.
Our proxy voting guidelines pertaining to specific issues are set forth in the Policy and include guidelines relating to board and director proposals, compensation proposals, capital changes and anti-takeover proposals, auditor proposals, shareholder access and voting proposals, and environmental, social and disclosure proposals. The following are examples of specific issues within each of these broad categories:

Board and Director Proposals: Election of Directors
The election of directors is an important vote. We expect directors to represent shareholder interests at the company and maximize shareholder value. We generally vote in favor of the management-proposed slate of directors while considering a number of factors, including local market best practice. We believe companies should have a majority of independent directors and independent key committees. However, we will incorporate local market regulation and corporate governance codes into our decision making. We may support more progressive requirements than those implemented in a local market if we believe more progressive requirements may improve corporate governance practices. We will generally regard a director as independent if the director satisfies the criteria for independence (i) espoused by the primary exchange on which the company’s shares are traded, or (ii) set forth in the code we determine to be best practice in the country where the subject company is domiciled and may take into account affiliations, related-party transactions and prior service to the company. We consider the election of directors who are “bundled” on a single slate on a case-by-case basis considering the amount of information available and an assessment of the group’s qualifications.
Compensation Proposals: Executive and Employee Compensation Plans, Policies and Reports
In certain markets, (e.g., Australia, Canada, Germany and the United States), publicly traded issuers are required by law to submit their company’s remuneration report to a non-binding shareholder vote. The report contains, among other things, the nature and amount of the compensation of the directors and certain executive officers as well as a discussion of the company’s performance. In other markets, remuneration policy resolutions are binding.
We evaluate remuneration reports and policies on a case-by-case basis, taking into account the reasonableness of the company’s compensation structure and the adequacy of the disclosure. In all cases, however, we assess each proposed Compensation Plan within the framework of four guiding principles, each of which ensures a company’s Compensation Plan and helps to align the long-term interests of management with shareholders:
1.	Valid measures of business performance should be tied to the firm’s strategy and shareholder value creation, which should also be clearly articulated and incorporate appropriate time periods;
2.	Compensation costs should be managed in the same way as any other expense;
3.	Compensation should reflect management’s handling, or failure to handle, any recent social, environmental, governance, ethical or legal issue that had a significant adverse financial or reputational effect on the company; and
4.	In granting compensatory awards, management should exhibit a history of integrity and decision-making based on logic and well thought out processes.
We may oppose plans which include, and directors who establish, compensation plan provisions deemed to be poor practice such as automatic acceleration of equity, or single-triggered, in the event of a change in control.
Although votes on compensation plans are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing shareholder value.
In markets where votes on compensation plans are not required for all companies, we will support shareholder proposals asking the board to adopt such a vote on an advisory basis.
Capital Changes and Anti-Takeover Proposals: Authorize Share Repurchase
We generally support share repurchase proposals that are part of a well-articulated and well-conceived capital strategy. We assess proposals to give the board unlimited authorization to repurchase shares on a case-by-case basis. Furthermore, we would generally support the use of derivative instruments (e.g., put options and call options) as part of a share repurchase plan absent a compelling reason to the contrary. Also, absent a specific concern at the company, we will generally support a repurchase plan that could be continued during a takeover period.
Auditor Proposals: Appointment of Auditors
We believe that the company is in the best position to choose its accounting firm, and we generally support management's recommendation.
We recognize that there may be inherent conflicts when a company’s independent auditors perform substantial non-audit related services for the company. Therefore, in reviewing a proposed auditor, we will consider the amount of fees paid for non-audit related services performed compared to the total audit fees paid by the company to the auditing firm, and whether there are any other reasons for us to question the independence or performance of the firm’s auditor such as, for example, tenure. We generally will deem as excessive the non-audit fees paid by a company to its auditor if those fees account for 50% or more of total fees paid. In the UK market, which utilizes a different standard, we adhere to a non-audit fee cap of 100% of audit fees. Under these circumstances, we generally vote against the auditor and the directors, in particular the members of the company’s audit committee. In addition, we generally vote against authorizing the audit committee to set the remuneration of such auditors. We exclude from this analysis non-audit fees related to IPOs, bankruptcy emergence, and spin-offs and other extraordinary events. We may vote against or abstain due to a lack of disclosure of the name of the auditor while taking into account local market practice.

Shareholder Access and Voting Proposals: Proxy Access for Annual Meetings
These proposals allow “qualified shareholders” to nominate directors. We generally vote in favor of management and shareholder proposals for proxy access that employ guidelines reflecting the SEC framework for proxy access (adopted by the US Securities and Exchange Commission (“SEC”) in 2010, but vacated by the DC Circuit Court of Appeals in 2011), which would have allowed a single shareholder, or group of shareholders, who hold at least 3% of the voting power for at least three years continuously to nominate up to 25% of the current board seats, or two directors, for inclusion in the subject company’s annual proxy statement alongside management nominees.
We may vote against proposals that use requirements that are stricter than the SEC’s framework including implementation restrictions and against individual board members, or entire boards, who exclude from their ballot properly submitted shareholder proxy access proposals or include their own competing and stricter, proposals on the same ballot.
We will evaluate on a case-by-case basis proposals with less stringent requirements than the vacated SEC framework.
From time to time we may receive requests to join with other shareholders to support a shareholder action. We may, for example, receive requests to join a voting block for purposes of influencing management. If the third parties requesting our participation are not affiliated with us and have no business relationships with us, we will consider the request on a case-by-case basis. However, where the requesting party has a business relationship with us (e.g., the requesting party is a client or a significant service provider), agreeing to such a request may pose a potential conflict of interest. As a fiduciary we have an obligation to vote proxies in the best interest of our clients (without regard to our own interests in generating and maintaining business with our other clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request.
Environmental, Social and Disclosure Proposals: Lobbying and Political Spending
We generally vote in favor of proposals requesting increased disclosure of political contributions and lobbying expenses, including those paid to trade organizations and political action committees, whether at the federal, state, or local level. These proposals may increase transparency.
We generally vote proposals in accordance with these guidelines but, consistent with our “principles-based” approach to proxy voting, we may deviate from the guidelines if warranted by the specific facts and circumstances of the situation (i.e., if, under the circumstances, we believe that deviating from our stated policy is necessary to help maximize long-term shareholder value). In addition, these guidelines are not intended to address all issues that may appear on all proxy ballots. Proposals not specifically addressed by these guidelines, whether submitted by management or shareholders, will be evaluated on a case-by-case basis, always keeping in mind our fiduciary duty to make voting decisions that, by maximizing long-term shareholder value, are in our clients’ best interests.
Conflicts of Interest
As a fiduciary, we always must act in our clients’ best interests. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us, and we insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. We have adopted a comprehensive Code of Business Conduct and Ethics (“Code”) to help us meet these obligations. As part of this responsibility and as expressed throughout the Code, we place the interests of our clients first and attempt to avoid any perceived or actual conflicts of interest.
We recognize that there may be a potential material conflict of interest when we vote a proxy solicited by an issuer that sponsors a retirement plan we manage (or administer), that distributes AB-sponsored mutual funds, or with which we or one or more of our employees have another business or personal relationship that may affect how we vote on the issuer’s proxy. Similarly, we may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to avoid any perceived or actual conflict of interest, we have established procedures for use when we encounter a potential conflict to ensure that our voting decisions are based on our clients’ best interests and are not the product of a conflict. These procedures include compiling a list of companies and organizations whose proxies may pose potential conflicts of interest (e.g., if such company is our client) and reviewing our proposed votes for these companies and organizations in light of the Policy and ISS’s recommendations. If our proposed vote is contrary to, or not contemplated in, the Policy, is consistent with a client’s position and is contrary to ISS’s recommendation, we refer to proposed vote to our Independent Compliance Officer for his determination.
In addition, our Proxy Voting and Governance Committee takes reasonable steps to verify that ISS continues to be independent, including an annual review of ISS’s conflict management procedures. When reviewing these conflict management procedures, we consider, among other things, whether ISS (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can offer research in an impartial manner and in the best interests of our clients.
Voting Transparency
We publish our voting records on our Internet site (www.abglobal.com) quarterly, 30 days after the end of the previous quarter. Many clients have requested that we provide them with periodic reports on how we voted their proxies. Clients may obtain information about how we voted proxies on their behalf by contacting their Advisor. Alternatively, clients may make a written request to the Chief Compliance Officer.

Recordkeeping
All of the records referenced in our Policy will be kept in an easily accessible place for at least the length of time required by local regulation and custom, and, if such local regulation requires that records are kept for less than five years from the end of the fiscal year during which the last entry was made on such record, we will follow the U.S. rule of five years. We maintain the vast majority of these records electronically. We will keep paper records, if any, in one of our offices for at least two years.
Barrow, Hanley, Mewhinney & Strauss, LLC
Proxy Voting
BHMS has the responsibility to vote proxies for equity securities for its clients who have delegated this responsibility to us, and under. BHMS’s fiduciary duty, the Firm’s policy is to vote our clients’ proxies in the best economic interests of our clients, the beneficial owners of the shares. BHMS has adopted this Proxy Voting Policy, and maintains written procedures for the handling of research, voting, and reporting of the proxy votes, making appropriate disclosures about proxy voting on behalf of our clients. Disclosure information about the Firm’s Proxy Voting is included in BHMS’ Form ADV Part 2.
To assist in the proxy voting process, BHMS retains the services of Glass Lewis & Co. Glass Lewis provides:
•	Research on corporate governance, financial statements, business, legal and accounting risks;
•	Proxy voting recommendations, including ESG (Environmental and Social Governance) voting guidelines;
•	Portfolio accounting and reconciliation of shareholdings for voting purposes;
•	Proxy voting execution, record keeping, and reporting services.
Proxy Oversight Committee, Proxy Coordinators, and Proxy Voting Committee
•	BHMS’s Proxy Oversight Committee is responsible for implementing and monitoring BHMS’s proxy voting policy, procedures, disclosures and recordkeeping, including outlining our voting guidelines in our procedures. The Proxy Oversight Committee conducts periodic reviews to monitor and ensure that the Firm’s policy is observed, implemented properly, and amended or updated, as appropriate. The Proxy Oversight Committee is made up of the CCO/CRO, the Responsible Investing Committee lead, the director of investment operations, the ESG research coordinator, and an at-large portfolio manager.
•	BHMS’s proxy coordinators review and organize the data and recommendations provided by the proxy service. The proxy coordinators are responsible for ensuring that the proxy ballots are routed to the appropriate research analyst based on industry sector coverage. Proxy coordinators are assigned from the equity operations department.
•	BHMS’s research analysts review and evaluate proxy proposals and make written recommendations to the Proxy Voting Committee to ensure that votes are consistent with the Firm’s analysis and are in the best interest of the shareholders, our clients.
•	BHMS’s equity portfolio managers are members of the Proxy Voting Committee. Equity portfolio managers vote proxy proposals based on share ownership after giving consideration to BHMS’s Proxy Voting Guidelines, internal research recommendations, and the opinion of Glass Lewis. Proxy votes must be approved by the Proxy Voting Committee before submitting to the proxy service provider.
•	Voting proxies for the Diversified Small Cap Value and Diversified Small/Mid Cap Value accounts is done in accordance with the proxy service provider’s recommendations for the following reasons:
•	Investments are based on a quantitative model. Fundamental research is not performed for the holdings.
•	The holding period is too short to justify the time for analysis to vote.
Conflicts of Interest
•	Potential conflicts may arise when BHMS invests in equity securities of corporations that are also clients of the Firm. BHMS seeks to mitigate potential conflicts by:
•	Making voting decisions for the benefit of the shareholder(s), our clients;
•	Uniformly voting every proxy based on BHMS’ internal research and consideration of Glass Lewis’ recommendations; and
•	Documenting the votes of companies who are also clients of the Firm.
•	If a material conflict of interest exists, members from the Proxy Voting and Oversight Committees will determine if the clients should have an opportunity to vote their proxies themselves, or to address the voting issue through other objective means, such as voting in a manner consistent with a predetermined voting policy or accepting the voting recommendation of Glass Lewis.
Other Policies and Procedures
•	BHMS sends a daily electronic transfer of equity positions to the proxy service provider.
•	The proxy service provider identifies accounts eligible to vote for each security and posts the proposals and research on its secure, proprietary online system.

•	BHMS sends a proxy report to clients at least annually (or as requested by client), listing the number of shares voted and disclosing how proxies were voted.
•	Voting records are retained on the network, which is backed up daily. The proxy service provider retains records for seven years.
•	BHMS’s Proxy Voting Guidelines are available upon request by calling: (214) 665-1900, or by e-mailing: clientservices@barrowhanley.com.
•	The proxy coordinators retain the following proxy records for at least seven years:
•	These policies and procedures and any amendments;
•	Proxy statements received regarding our clients’ securities;
•	A record of each proxy we voted;
•	Proxy voting reports that are sent to clients annually;
•	Any document BHMS created that was material to making a decision on how to vote proxies, or that memorializes that decision; and
•	Records of any client’s request for proxy voting information.
BlackRock Fund Advisors, BlackRock Financial Management, Inc., BlackRock Investment Management, LLC and BlackRock International, Ltd.
Summary of Proxy Voting Policy
BlackRock’s “Investment Stewardship Group” addresses proxy voting issues on behalf of BlackRock and its clients, including the Funds. BlackRock’s proxy voting process is overseen by the Global Investment Stewardship Oversight Committee and supported by its regional sub-committee structure (together, the “Committee”), which is composed of BlackRock senior managers and employees, principally in the investment management area. The Committee has adopted written proxy voting guidelines for global securities. The Committee has granted authority to the Global Head of Investment Stewardship to vote proxies in accordance with the guidelines (including through delegation), and the Global Head of Investment Stewardship (or delegates) may refer complicated or particularly controversial matters or discussions to the Committee for its review, discussion, and guidance prior to making a voting decision. The Global Head leads the Investment Stewardship Group to carry out engagement, voting, and vote operations in a manner consistent with the relevant Corporate Governance Committee’s mandate. In conjunction with portfolio managers, the Investment Stewardship Group engages companies in discussions of significant governance issues, conducts research on corporate governance issues and participates in industry discussions to keep abreast of the field of corporate governance. The Investment Stewardship Group, or vendors overseen by the Investment Stewardship Group, also monitor upcoming proxy votes, execute proxy votes and maintain records of votes cast. The Investment Stewardship Group has adopted policies and procedures to provide ongoing oversight of any vendors used to vote proxies in the best interest of clients. The Investment Stewardship Group will refer complicated or particularly controversial matters or discussions to the appropriate investors and/or regional Investment Stewardship Committees for their review, discussion, and guidance prior to making a voting decision. EPOC oversees certain aspects of the Global Corporate Governance Committee and the Investment Stewardship Group’s activities.
BlackRock votes (or refrains from voting) proxies for each Fund in a manner that BlackRock, in the exercise of its independent business judgment, concludes are in the best economic interests of such Fund. In some cases, BlackRock may determine that it is in the best economic interests of a Fund to refrain from exercising the Fund’s proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is also driven by our clients’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, BlackRock believes that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in order to ensure they are voted. Periodically, BlackRock analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes.
BlackRock will normally vote on specific proxy issues in accordance with BlackRock’s proxy voting guidelines. BlackRock’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BlackRock may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Fund. BlackRock votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates. When voting proxies, BlackRock attempts to encourage companies to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets.
A full listing of BlackRock’s proxy voting policies and guidelines can be found at www.blackrock.com.

CBRE Clarion Securities LLC
Proxy Voting Policies and Procedures
Policy
Proxy voting is an important right of shareholders, and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When CBRE Clarion has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with this policy and procedures.
For the accounts over which CBRE Clarion maintains proxy voting authority, CBRE Clarion will vote proxies in accordance with its proxy voting guidelines. CBRE Clarion may, in certain circumstances, voluntarily adhere to guidelines established by its clients if doing so can be accomplished within the proxy voting process established with the proxy voting administrator. Otherwise, CBRE Clarion will not accept proxy voting authority to the extent clients wish to impose voting guidelines different from those of CBRE Clarion. As the responsibility for proxy voting is defined at the outset of the client relationship (and documented in the Investment Management Agreement), CBRE Clarion does not anticipate any confusion on the part of its clients in this respect.
Procedures and Controls
Proxy Voting Process and Administration
CBRE Clarion has engaged ISS to provide proxy voting administration services, including the tracking of proxies received for clients, providing notice to CBRE Clarion concerning dates votes are due, the actual casting of ballots, and recordkeeping. It is important to recognize that the ability of ISS and CBRE Clarion to process proxy voting decisions in a timely manner is contingent in large part on the custodian banks holding securities for CBRE Clarion clients. On a daily basis, CBRE Clarion provides ISS with a list of securities held in each account over which CBRE Clarion has voting authority.
CBRE Clarion established its own proxy voting guidelines based on a template provided by ISS. Proxy voting guidelines are reviewed and approved by Senior Global Portfolio Managers and/or designated senior members of the Investment Team initially and annually thereafter. The approved proxy voting guidelines are provided to ISS to facilitate processing proxy voting.
Voting decisions remain within the discretion of CBRE Clarion. On a daily basis, CBRE Clarion Securities Operations group reviews an online system maintained by ISS in order to monitor for upcoming votes. When a pending vote is identified, the Securities Operations team will forward the ballot to the appropriate Portfolio Manager or Investment Analyst for review, along with any supplemental information about the ballots provided by ISS and – if available – other research vendors to which CBRE Clarion subscribes. The Portfolio Manager or Investment Analyst determines the voting decision and communicates the vote to the Securities Operations group. If the voting decision is in contravention of the CBRE Clarion proxy voting guidelines, the Portfolio Manager or Investment Analyst’s decision must be approved by a Senior Global Portfolio Manager or a designated senior member of the Investment Team. Specifically, the Portfolio Manager or Investment Analyst must complete a Proxy Voting Form explaining the rationale for voting against the established guidelines. The Proxy Voting Form is reviewed by a Senior Global Portfolio Manager or a designated senior member of the Investment Team, and the Chief Compliance Officer (or senior member of the Compliance Team), evidenced by signature.
Conflicts of Interest
CBRE Clarion will identify any conflicts that exist between the interests of CBRE Clarion (including its employees and affiliates) and its clients as it relates to proxy voting. CBRE Clarion obtains information from all employees regarding outside business activities and personal relationships with companies within the investable universe of real estate securities, such as serving as board members or executive officers of an issuer, to confirm that employees do not have personal interests in transactions, holdings, or proxy matters. Additionally, CBRE Clarion will consider the conflicts associated with any ballot which identifies a relationship to CBRE Global Investors or another affiliate within CBRE Group. Lastly, CBRE Clarion will consider any ballot which relates to a client of CBRE Clarion as a potential conflict of interest.
If a material conflict is identified for a particular ballot, CBRE Clarion will refer the ballot and conflict to the CBRE Clarion Risk & Control Committee for review. In such situations, CBRE Clarion will generally defer the vote either to the recommendation provided by ISS (not based on the CBRE Clarion guidelines) or to the affected client(s) so that the client may determine its voting decision.
Proxy Voting Records
Except as otherwise noted, the proxy voting process is coordinated by the Securities Operations group. Compliance is responsible for oversight of and testing of the process. As noted above, ISS provides recordkeeping services, including retaining a copy of each proxy statement received and each vote cast. This information is available to CBRE Clarion upon request.
CBRE Clarion will maintain files relating to its proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept on site. These files will include:
•	copies of the proxy voting policies and procedures and any amendments thereto,
•	a copy of any document CBRE Clarion created that was material to making a decision how to vote proxies or that memorializes that decision, and

•	a copy of each written client request for information on how CBRE Clarion voted such client's proxies and a copy of any written response to any (written or oral) client request for information on how CBRE Clarion voted its proxies.
Clients may contact the Compliance Department at (610) 995-2500 to obtain a copy of these policies and procedures (and, if desired, the firm’s proxy voting guidelines) or to request information on the voting of such client's proxies. A written response will list, with respect to each voted proxy that the client has inquired about:
•	the name of the issuer,
•	the proposal voted upon, and
•	how CBRE Clarion voted the client's proxy.
As of: January 2018
Goldman Sachs Asset Management, L.P. (“GSAM”*)
March 2017
Policy and Procedures on Proxy Voting
For Investment Advisory Clients
Guiding Principles
Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that favor proposals that in GSAM’s view maximize a company’s shareholder value and are not influenced by conflicts of interest. These principles reflect GSAM’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.
GSAM has adopted the policies and procedures set out below regarding the voting of proxies (the “Policy”). GSAM periodically reviews this Policy to ensure it continues to be consistent with our guiding principles.
the Proxy Voting Process
Public Equity Investments
To implement these guiding principles for investments in publicly traded equities for which we have voting power on any record date, we follow customized proxy voting guidelines that have been developed by GSAM portfolio management (the “GSAM Guidelines”). The GSAM Guidelines embody the positions and factors GSAM generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the GSAM Guidelines identify factors we consider in determining how the vote should be cast. A summary of the GSAM Guidelines is attached as Part II.
The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. GSAM portfolio management teams (each, a “Portfolio Management Team”) base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.
Fundamental Equity and GS Investment Strategies Portfolio Management Teams
The Fundamental Equity and GS Investment Strategies Portfolio Management Teams view the analysis of corporate governance practices as an integral part of the investment research and stock valuation process. In forming their views on particular matters, these Portfolio Management Teams may consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the GSAM Guidelines and Recommendations (as defined below).
Quantitative Investment Strategies Portfolio Management Teams
The Quantitative Investment Strategies Portfolio Management Teams have decided to generally follow the GSAM Guidelines and Recommendations based on such Portfolio Management Teams’ investment philosophy and approach to portfolio construction, as well as their participation in the creation of the GSAM Guidelines. The Quantitative Investment Strategies Portfolio Management Teams may from time to time, however, review and individually assess any specific shareholder vote.

* For purposes of this Policy, “GSAM” refers, collectively, to the following legal entities: Goldman Sachs Asset Management, L.P.; Goldman Sachs Asset Management International; Goldman Sachs Hedge Fund Strategies LLC; GS Investment Strategies, LLC; GSAM Stable Value, LLC; Goldman Sachs Asset Management (Singapore) Pte. Ltd.; Goldman Sachs Asset Management (Hong Kong) Ltd.; Goldman Sachs Asset Management Co. Ltd.; Beijing Gao Hua Securities Company Limited; Goldman Sachs (China) L.L.C.; Goldman Sachs (India) Securities Private Limited; Goldman Sachs Asset Management (India) Private Limited; Goldman Sachs Participacoes Ltda ; Goldman Sachs Asset Management Brasil LTDA; GS Investment Strategies Canada Inc.; Goldman Sachs Management (Ireland) Ltd.; Goldman Sachs Asset Management Australia Pty Ltd.; Goldman Sachs Trustee Company (India) Private Limited; Goldman Sachs Global Advisory Products LLC.

Fixed Income and Private Investments
Voting decisions with respect to client investments in fixed income securities and the securities of privately held issuers generally will be made by the relevant Portfolio Management Teams based on their assessment of the particular transactions or other matters at issue. Those Portfolio Management Teams may also adopt policies related to the fixed income or private investments they make that supplement this Policy.
Alternative Investment and Manager Selection (“AIMS”) and Externally Managed Strategies
Where GSAM places client assets with managers outside of GSAM, for example within GSAM’s AIMS business unit, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies. AIMS may, however, retain proxy voting responsibilities where it deems appropriate or necessary under prevailing circumstances. To the extent AIMS portfolio managers assume proxy voting responsibility with respect to publicly traded equity securities they will follow the GSAM Guidelines and Recommendations as discussed below unless an override is requested. Any other voting decision will be conducted in accordance with AIMS’ policies governing voting decisions with respect to non-publicly traded equity securities held by their clients.
Implementation
GSAM has retained a third-party proxy voting service (the “Proxy Service”) to assist in the implementation of certain proxy voting-related functions, including, without limitation, operational, recordkeeping and reporting services. Among its responsibilities, the Proxy Service prepares a written analysis and recommendation (a “Recommendation”) of each proxy vote that reflects the Proxy Service’s application of the GSAM Guidelines to the particular proxy issues. GSAM retains the responsibility for proxy voting decisions.
GSAM’s Portfolio Management Teams generally cast proxy votes consistently with the GSAM Guidelines and the Recommendations. Each Portfolio Management Team, however, may on certain proxy votes seek approval to diverge from the GSAM Guidelines or a Recommendation by following a process that seeks to ensure that override decisions are not influenced by any conflict of interest. As a result of the override process, different Portfolio Management Teams may vote differently for particular votes for the same company.
GSAM clients who have delegated voting responsibility to GSAM with respect to their account may from time to time contact their client representative if they would like to direct GSAM to vote in a particular manner for a particular solicitation. GSAM will use commercially reasonable efforts to vote according to the client’s request in these circumstances, however, GSAM’s ability to implement such voting instruction will be dependent on operational matters such as the timing of the request.
From time to time, GSAM’s ability to vote proxies may be affected by regulatory requirements and compliance, legal or logistical considerations. As a result, GSAM, from time to time, may determine that it is not practicable or desirable to vote proxies.
Conflicts of Interest
GSAM has implemented processes designed to prevent conflicts of interest from influencing its proxy voting decisions. These processes include information barriers as well as the use of the GSAM Guidelines and Recommendations and the override process described above in instances when a Portfolio Management Team is interested in voting in a manner that diverges from the initial Recommendation based on the GSAM Guidelines.
Greystone Managed Investments Inc.
Introduction
Registered investment management companies cast proxy votes for the securities in their portfolios. Greystone’s pooled funds are shareholders in numerous corporations. As such, Greystone casts proxy votes on behalf of its pooled fund shareholders.
Greystone has engaged Institutional Shareholder Services (“ISS”) as its proxy management consultant. ISS assists Greystone in the process of fulfilling its fiduciary responsibilities concerning the voting of its clients’ proxy ballots.
Policy
Specifically, ISS provides the following services to Greystone regarding proxy voting:
•	Analyzes proxy resolutions and make voting recommendations to Greystone;
•	Executes the voting of ballots; and
•	Quarterly, collates reports that detail voting activity.
As a framework within which proxy resolutions are assessed, Greystone has adopted the extensive set of voting guidelines developed by ISS. Greystone believes that they provide an appropriate basis upon which to judge whether or not proxy proposals are in its clients’ best interests. As a final check before proxies are voted, the asset class teams review ISS’ recommendations to ensure that the ISS interpretation of the guidelines coincide with that of Greystone.
Two fundamental principles guide Greystone’s proxy voting on behalf of its clients’:
•	Greystone supports resolutions that we believe will protect and enhance the economic welfare of shareholders.
•	Greystone supports measures to preserve and strengthen shareholders’ rights.

Application of these principles leads Greystone consistently to support some types of proposals, consistently to oppose others, and on many, to follow a case-by-case approach. In instances where we are unable to determine what is in shareholders’ best interest, Greystone abstains from voting on the issue.
In the event that Greystone opposes the decision made by ISS we have the right to not follow their recommendation. In these instances Greystone will document the reasoning for voting against the recommendation and it will be reported to the CCO who will then report to the Compliance Review Committee. Any votes contrary to ISS recommendations are reported to the UDP on a quarterly basis.
Janus Henderson Investors
Janus Capital Management LLC
Janus Capital Singapore Pte. Limited
Perkins Investment Management LLC
Janus Proxy Voting Guidelines
February 2017
The Janus Proxy Voting Guidelines (the “Guidelines”) below summarize Janus Capital Management LLC’s (“Janus”) positions on various issues of concern to investors and are intended to provide a general indication of how portfolio securities may be voted on proposals dealing with particular issues. The Guidelines, together with the Janus Proxy Voting Procedures (the “Procedures”), will be used for voting proxies on behalf of all Janus clients (including mutual funds) for which Janus has voting authority, except as noted below. Subject to specific provisions in a client’s account documentation related to exception voting, Janus only accepts direction from a client to vote proxies for that client’s account pursuant to: 1) the Guidelines; 2) the Benchmark Policy recommendations of Institutional Shareholder Services Inc. (“ISS”) (the “Proxy Voting Service”); or 3) upon request by a client as set forth in a client’s investment management agreement, the ISS Taft-Hartley voting guidelines (“Taft-Hartley Guidelines”). Janus Capital Singapore Pte. Limited and Perkins Investment Management LLC have each adopted the Guidelines.
Janus has retained the services of the Proxy Voting Service, an industry expert in proxy issues and corporate governance matters. The Proxy Voting Service provides Janus with in-depth analysis and recommendations on complex proxy issues. While Janus attempts to apply the following Guidelines to proxy proposals, Janus reserves the right to use the Proxy Voting Service’s expertise and recommendations on a variety of proxy voting issues, including foreign issuer proxies and proposals that may not otherwise be addressed by the Guidelines. The Proxy Voting Service is instructed to vote all proxies relating to portfolio securities in accordance with these Guidelines, except as otherwise instructed by Janus. The Proxy Voting Service, may not, in all instances, have or provide research, analysis and recommendations on proxy issues. For example, the Proxy Voting Service may not provide such analysis and research for privately held companies. In such instances, the Proxy Administrator shall refer such proxy proposal to the portfolio manager.
The Guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Janus may not vote in strict adherence to the Guidelines. In addition, Janus portfolio managers, assistant portfolio managers, and analysts covering specific companies are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders and notifying the Proxy Administrator in Securities Operations of circumstances where the interests of Janus’ clients may warrant a vote contrary to the Guidelines. In such instances, the portfolio manager, assistant portfolio manager or analyst will submit a written rationale to the Proxy Administrator. The Proxy Voting Committee periodically reviews rationales provided to determine: i) whether the rationales appear reasonable; and ii) whether any business relationship with the issuer of the proxy could have created a conflict of interest influencing the votes (see Procedures for additional Conflicts of Interest details).
In many foreign markets, shareholders who vote proxies for shares of a foreign issuer are not able to trade in that company’s stock within a given period of time on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, Janus will only vote proxies if the portfolio manager or assistant portfolio manager determines that the shareholder benefit of voting the proxies outweighs the risk of not being able to sell the securities. In addition, international issuers may be subject to corporate governance standards and a proxy solicitation process that substantially differs from domestic standards and practices. Janus will generally vote international issuer proxies using the Guidelines unless the application of the Guidelines is inconsistent with corporate governance standards and practices in the foreign market, in which case Janus may refer to the research, analysis and recommendations provided by the Proxy Voting Service.
The Janus funds may participate in a securities lending program under which shares of an issuer may be on loan while that issuer is conducting a proxy solicitation. Generally, if shares of an issuer are on loan during a proxy solicitation, a fund cannot vote the shares. Janus fund managers have discretion to instruct the Proxy Administrator to pull back lent shares before proxy record dates and vote proxies.
In circumstances where the Janus funds held a security as of record date, but Janus sells its holdings prior to the shareholder meeting, Janus may abstain from voting that proxy.
The following guidelines are grouped according to the types of proposals generally presented to shareholders.

Board of Directors Issues
The quality of management is a key consideration in the decision to invest in a company. Because management is in the best possible position to evaluate the qualifications and needs of a particular board, Janus considers the recommendation of management to be an important factor in making these decisions.
For domestic market and applicable foreign market issuers, Janus will generally vote in favor of slates of director candidates that have a majority of independent directors (as determined by the Proxy Voting Service) and oppose slates of director candidates that do not have a majority of independent directors.
After taking into consideration country-specific practices, Janus will generally vote in favor of uncontested director candidates, unless they:
•	attend less than 75% of the board and committee meetings without a valid excuse; ignore or otherwise fail to support shareholder proposals as determined by the proxy voting service;
•	are not responsive to advisory votes on executive compensation matters (as determined by the proxy voting service);
•	fail to provide appropriate oversight of company's risk management practices (as determined by the proxy voting service);
•	are non-independent directors and sit on the audit, compensation or nominating committees;
•	are non-independent directors and the board does not have an audit, compensation, or nominating committees;
•	are audit committee members and the non-audit fees paid to the auditor are excessive (as determined by the Proxy Voting Service);
•	are audit committee members and poor accounting practices rise to a level of serious concern, or other serious issues surrounding the audit process or arrangement exist (as determined by the Proxy Voting Service);
•	serve as directors on an excessive number of boards (“Overboarded”) (as determined by the Proxy Voting Service);
•	are compensation committee members and the company has poor compensation practices (as determined by Janus), or adopt a long term poison pill without shareholder approval or make material adverse changes to an existing poison pill (as determined by the Proxy Voting Service)
•	amend the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders.
Janus will evaluate proposals relating to contested director candidates and/or contested slates of directors on case-by-case basis.*
Janus will generally vote in favor of proposals to increase the minimum number of independent directors.
Janus believes that attracting qualified director candidates is important to overall company success and effective corporate governance. As such, Janus will generally vote in favor of proposals regarding director indemnification arrangements.
Janus will generally vote in favor of proposals to increase the size of a board of directors so long as the board has a majority of independent directors.
If the purpose of the proposal is to promote anti-takeover measures, Janus will generally vote against proposals relating to decreasing the size of a board of directors.
Janus will generally vote against proposals advocating classified or staggered boards of directors.
Janus will generally vote with management regarding proposals to declassify a board.
Janus will generally vote in favor of proposals to separate the role of the Chairman from the role of the CEO.
Auditors
Janus will vote in favor of proposals asking for approval of auditors, unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive (as determined by the Proxy Voting Service); (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position; or (4) the auditors are being changed without explanation or are not named.
Janus will evaluate proposals relating to contested auditors on a case-by-case basis.*
Janus will generally vote in favor of proposals to appoint internal statutory auditors.
Equity Based Compensation Plans
Equity based compensation plans are important tools in attracting and retaining desirable employees. Janus believes these plans should be carefully applied with the intention of maximizing shareholder value. With this in mind, Janus will evaluate proposals relating to executive and director compensation plans on a case-by-case basis, utilizing the research of the Proxy Voting Service.

The Proxy Voting Service research is designed to estimate the total cost of a proposed plan and identify plan features and grant practices that demonstrate good stewardship of investors’ interests regarding executive compensation. The Proxy Voting Service evaluates whether the estimated cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groups. Janus will generally vote against plans if the estimated cost is above the allowable cap and/or plan features and grant practices are determined to be misaligned with maximizing shareholder value.
Janus will generally oppose plans that:
•	provide for re-pricing of underwater options;
•	provide for automatic replenishment (“evergreen”) or reload options;
•	create an inconsistent relationship between long term share performance and compensation increases; and/or
•	are proposed by management and do not demonstrate good stewardship of investors’ interests regarding executive compensation or are a vehicle for poor compensation practices.
Other Compensation Related Proposals
Janus will generally vote in favor of proposals relating to ESPPs – so long as shares purchased through plans are priced no less than 15% below market value and/or do not contain other features disadvantageous to shareholders (as determined by the Proxy Voting Service).
Janus will generally vote in favor of proposals requiring the expensing of options.
Janus will generally oppose proposals requesting approval to make material amendments to equity based compensation plans without shareholder approval.
Janus will generally oppose proposals regarding the re-pricing of underwater options.
Janus will generally oppose proposals requesting approval of loans to officers, executives and board members of an issuer.
Janus will generally oppose proposals requesting approval of automatic share replenishment (“evergreen”) features of equity based compensation plans.
Janus will generally oppose the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period).
Janus will generally vote in favor of annual advisory votes on executive compensation (say-on-frequency).
Janus will generally vote in favor with regard to advisory votes on executive compensation (say-on-pay), unless Janus determines problematic pay practices are maintained;
Janus will vote in favor of proposals to require golden parachutes or executive severance agreements to be submitted for shareholder approval, unless the proposal requires shareholder approval prior to entering into employment contracts.
Janus will vote on a case-by-case basis on proposals to approve or cancel golden or tin parachutes*. An acceptable parachute should include the following:
•	The parachute should be less attractive than an ongoing employment opportunity with the firm;
•	The triggering mechanism should be beyond the control of management; and
•	The amount should not exceed three times base salary plus guaranteed benefits.
Janus will generally vote in favor of proposals intended to increase long-term stock ownership by executives, officers and directors. These may include:
•	requiring executive officers and directors to hold a minimum amount of stock in the company;
•	requiring stock acquired through exercised options to be held for a certain period of time; and
•	using restricted stock grants instead of options.
Other Corporate Matters
Janus will generally vote in favor of proposals relating to the issuance of dividends.
Janus will evaluate proposals relating to stock splits on a case-by-case basis.*
Janus will generally vote against proposals regarding supermajority voting rights (for example to approve acquisitions or mergers).
Janus will generally oppose proposals for different classes of stock with different voting rights.
Janus will evaluate proposals relating to issuances with and without preemptive rights on a case-by-case basis. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.*

Janus will generally vote against proposals seeking to implement measures designed to prevent or obstruct corporate takeovers (includes poison pills), unless such measures are designed primarily as a short-term means to protect a tax benefit, or are structured in such a way that they give shareholders the ultimate decision on any proposal or offer, and are proposed in a transparent and independent fashion.
Janus will evaluate proposals seeking to increase the number of shares of common or preferred stock authorized for issue on a case-by-case basis. For domestic issuers, Janus will use quantitative criteria provided by the Proxy Voting Service to measure the reasonableness of the proposed share increase as compared against a measure of industry peers. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.*
Janus will evaluate proposals regarding the issuance of debt, including convertible debt, on a case-by-case basis.*
Janus will generally vote in favor of proposals regarding the authorization of the issuer’s Board of Directors to repurchase shares.
Janus will evaluate plans of reorganization on a case-by-case basis.*
Janus will generally vote in favor of proposals regarding changes in the state of incorporation of an issuer.
Janus will generally vote in favor of proposals regarding changes in company name.
Janus will evaluate proposals relating to the continuance of a company on a case-by-case basis.*
Janus will evaluate proposals regarding acquisitions, mergers, tender offers or changes in control on a case-by-case basis, including any related advisory votes on golden parachutes.*
Janus will generally oppose proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the Board of Directors when the stock is issued (“blank check stock”).
Janus will generally vote in favor of proposals to lower the barriers to shareholder action (i.e., limited rights to call special meetings, limited rights to act by written consents) and against proposals restricting or prohibiting the ability to act by written consent.
Janus will generally vote in favor of proposals to adopt cumulative voting unless otherwise recommended by the Proxy Voting Service.
Janus will generally vote in favor of proposals to require that voting be confidential.
Janus will generally oppose proposals requesting authorization of political contributions (mainly foreign), except for proposals designed to insure that the charitable giving does not violate laws on political contributions.
Janus will generally vote in favor of proposals relating to the administration of an annual shareholder meeting.
Janus will generally vote against proposals to approve “other business” when it appears as a voting item.
Janus will evaluate proposals related to proxy access on a case-by-case basis.*
Shareholder Proposals
Janus is primarily concerned with the economic impact of shareholder proposals on a company’s short and long-term share value. Janus will generally apply the Guidelines to shareholder proposals while weighing the following considerations:
Janus’ first priority is to act as a fiduciary in the best financial interests of our clients. Janus recognizes that environmental, social, moral or ethical issues present risks and opportunities that can have an impact on company financial performance. Janus strives to balance these issues in a manner consistent with our fiduciary obligations. Janus will generally vote with management on these matters unless we identify areas of weakness or deficiency relative to peers and/or industry best practices or feel that management has failed to adequately respond to shareholder concerns. In such instances Janus will review these matters on a case-by-case basis, consistent with our fiduciary obligations to clients.
For shareholder proposals outside the scope of the Guidelines, Janus will solicit additional research and a recommendation from the Proxy Voting Service. Janus will always reserve the right to over-ride a recommendation provided by the Proxy Voting Service.*
Janus Henderson Investors
JANUS CAPITAL MANAGEMENT LLC
JANUS CAPITAL SINGAPORE PTE. LIMITED
PERKINS INVESTMENT MANAGEMENT LLC
Proxy Voting Procedures
April 2017
The following represents the Proxy Voting Procedures (“Procedures”) for Janus Capital Management LLC (“Janus”) with respect to the voting of proxies on behalf of all clients, including mutual funds and exchange-traded funds (“ETFs”) advised by Janus, for which Janus has voting responsibility and the keeping of records relating to proxy voting. Janus Capital Singapore Pte. Limited (“Janus Singapore”), and Perkins Investment Management LLC (“Perkins”) have each adopted the Procedures.

*All discretionary votes of this nature are cast solely in the interests of shareholders and without regard to any other Janus relationship, business or otherwise.

General Policy: Janus seeks to vote proxies in the best interest of its clients. Janus will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service (as hereinafter defined)). Subject to specific provisions in a client’s account documentation related to exception voting, Janus only accepts direction from a client to vote proxies for that client’s account pursuant to: 1) the Janus Capital Management LLC Proxy Voting Guidelines (“Guidelines”); 2) the Benchmark Policy recommendations of Institutional Shareholder Services Inc. (“ISS”) (the “Proxy Voting Service”); or 3) upon request by a client as set forth in a client’s investment management agreement, the ISS Taft-Hartley voting guidelines (“Taft- Hartley Guidelines”).
ERISA Plan Policy: On behalf of client accounts subject to ERISA, Janus seeks to discharge its fiduciary duty by voting proxies solely in the best interest of the participants and beneficiaries of such plans. Janus recognizes that the exercise of voting rights on securities held by ERISA plans for which Janus has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. In voting proxies for ERISA accounts, Janus will exercise its fiduciary responsibility to vote all proxies for shares for which it has investment discretion as investment manager unless the power to vote such shares has been retained by the appointing fiduciary as set forth in the documents in which the named fiduciary has appointed Janus as investment manager.
Proxy Voting Committee: The Janus Proxy Voting Committee (the “Committee”) develops Janus’ positions on all major corporate issues, creates guidelines and oversees the voting process. The Committee is comprised of a Vice President of Investment Accounting, a representative from Compliance, and one or more portfolio management representatives (or their respective designees) who provide input on behalf of the portfolio management team. Internal legal counsel serves as a consultant to the Committee and is a non-voting member. A quorum is required for all Committee meetings. In formulating proxy voting recommendations, the Committee analyzes proxy proposals from the Proxy Voting Service from the prior year, and evaluates whether those proposals would adversely or beneficially affect clients’ interests. The Committee also reviews policy rationale provided by the Proxy Voting Service related to voting recommendations for the upcoming proxy season. Once the Committee establishes its recommendations and revises the Guidelines, they are distributed to Janus’ portfolio managers1 for review and implementation. While the Committee sets the Guidelines and serves as a resource for Janus portfolio management, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund, ETF, or any investment advisory client. The portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Guidelines. However, a portfolio manager may choose to vote contrary to the Guidelines. When portfolio managers cast votes which are contrary to the Guidelines, the manager is required to document the reasons in writing for the Committee. In many cases, a security may be held by multiple portfolio managers. Portfolio managers are not required to cast consistent votes. Annually the Janus Funds Board of Trustees, or a committee thereof, will review Janus’ proxy voting process, policies and voting records.
Securities Operations Group: The Securities Operations Group is responsible for administering the proxy voting process as set forth in these procedures, the Guidelines, and as applicable, the Taft-Hartley Guidelines. The Proxy Administrator in the Securities Operations Group works with the Proxy Voting Service and is responsible for ensuring that all meeting notices are reviewed against the Guidelines, and as applicable, the Taft-Hartley Guidelines, and proxy matters are communicated to the portfolio managers and analysts for consideration pursuant to the Guidelines.
Voting and Use of Proxy Voting Service: Janus has engaged an independent proxy voting service, ISS, to assist in the voting of proxies. The Proxy Voting Service is responsible for coordinating with the clients’ custodians to ensure that all proxy materials received by the custodians relating to the clients’ portfolio securities are processed in a timely fashion. In addition, the Proxy Voting Service is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Janus upon request.
To the extent applicable, the Proxy Voting Service will process all proxy votes in accordance with the Guidelines. Portfolio managers may decide to vote their proxies consistent with the Guidelines in all cases and instruct the Proxy Administrator to vote all proxies accordingly pursuant to account-specific procedures approved by the Committee. He or she may also request to review all vote recommendations prior to the meeting cut-off date, or may choose to review only those votes to be cast against management. Notwithstanding the above, with respect to clients who have instructed Janus to vote proxies in accordance with the Taft-Hartley Guidelines, the Proxy Voting Service will process all proxy votes in strict accordance with the Taft-Hartley Guidelines. In all cases, the portfolio managers receive a monthly report summarizing all proxy votes in his or her client accounts. The Proxy Administrator is responsible for maintaining this documentation.
The Proxy Voting Service will refer proxy questions to the Proxy Administrator for instructions under circumstances where: (1) the application of the Guidelines is unclear; (2) the proxy question relates to a company and/or issue in which the Proxy Voting Services does not have research, analysis and/or a recommendation available, or (3) the Guidelines call for Janus portfolio manager input. The Proxy Administrator solicits feedback from the Portfolio Manager or the Committee as required. Janus also utilizes research services relating to proxy questions provided by the Proxy Voting Service. In the event a portfolio manager is unable to provide input on a proxy item referred to him or her, Janus will abstain from voting the proxy item.
Procedures for Proxy Issues Outside the Guidelines: In situations where the Proxy Voting Service refers a proxy question to the Proxy Administrator, the Proxy Administrator will consult with the portfolio manager regarding how the shares will be voted. The Proxy Administrator will refer such questions, through a written request, to the portfolio manager(s) who hold(s) the security for a voting recommendation. The Proxy Administrator may also refer such questions, through a written request to any member of the Committee, but the Committee cannot direct the Proxy Administrator how to vote. If the proxy issue raises a conflict of interest (see Conflict of Interest discussion below), the portfolio manager will document how the proxy should be voted and the rationale for such recommendation. If the

1 All references to portfolio managers include assistant portfolio managers portfolio manager has had any contact with persons outside of Janus (excluding routine communications with issuers and proxy solicitors) regarding the proxy issue, the portfolio manager will disclose that contact to the Committee. In such cases, the Committee will review the portfolio manager’s voting recommendation. If the Committee believes a conflict exists and that the portfolio manager’s voting recommendation is not in the best interests of the clients, the Committee will refer the issue to the appropriate Chief Investment Officer(s) (or the Director of Research in his/her absence) to determine how to vote.
Procedures for Voting Janus “Fund of Funds”: Janus advises certain portfolios or “fund of funds” that invest in other Janus funds. From time to time, a fund of funds may be required to vote proxies for the underlying Janus funds in which it is invested. Accordingly, if an underlying Janus fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner fund of funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund (also known as “echo-voting”). In addition, Janus advises certain funds of funds that invest in unaffiliated ETFs. The Janus funds may enter into a written participation agreement with an underlying ETF in accordance with an exemptive order obtained by the ETF that allows a Janus fund to own shares of the ETF in excess of what is generally permitted by the 1940 Act. Participation agreements generally require funds whose ownership of the underlying ETF exceeds a certain percentage to agree to “echo-vote” shares of the ETF. Accordingly, if an underlying ETF submits a matter to a vote of its shareholders, votes for and against such matters on behalf of a Janus fund will be echo-voted to the extent required by a participation agreement.
Conflicts of Interest: The Committee is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are pre-determined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest. On a quarterly basis, the Committee reviews records of votes that were cast inconsistently with the Guidelines and the related rationale for such votes. Additionally, and in instances where a portfolio manager has discretion to vote differently than the Guidelines and proposes to vote a proxy inconsistent with the Guidelines and a potential conflict of interest is identified, the Committee will review the proxy votes to determine whether the portfolio manager’s voting rationale appears reasonable and no material conflict exists. Similarly, the Taft-Hartley Guidelines are pre-determined, so application of the Taft-Hartley Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest. In the unusual circumstance that the Proxy Voting Service seeks direction on any matter, the matter shall be handled in accordance with the Procedures for Proxy Issues Outside the Guidelines set forth above, and reviewed by the Committee.
A conflict of interest may exist, for example, if Janus has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. In addition, any portfolio manager with knowledge of a personal conflict of interest (e.g., a family member in a company’s management) relating to a particular referral item shall disclose that conflict to the Committee and may be required to recuse himself or herself from the proxy voting process. Issues raising possible conflicts of interest are referred by the Proxy Administrator to the Committee for resolution. If the Committee does not agree that the portfolio manager’s rationale is reasonable, the Committee will refer the matter to the appropriate Chief Investment Officer(s) (or the Director of Research) to vote the proxy.
If a matter is referred to the Chief Investment Officer(s) (or the Director of Research) the decision made and basis for the decision will be documented by the Committee.
Reporting and Record Retention: Upon request, on an annual basis, Janus will provide its non-investment company clients with the proxy voting record for that client’s account.
On an annual basis, Janus will provide its proxy voting record for each proprietary mutual fund or ETF for the one-year period ending on June 30th on Janus’ website at www.janus.com/proxyvoting. Such voting record, on Form N-PX, is also available on the SEC’s website at http://www.sec.gov. A complete copy of Janus Capital’s proxy voting policies and procedures, including specific guidelines, is available at www.janus.com/proxyvoting.
Janus retains proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by Janus regarding votes cast in contradiction to the Janus Guidelines. In addition, any document prepared by Janus that is material to a proxy voting decision such as the Guidelines, Proxy Voting Committee materials and other internal research relating to voting decisions will be kept. Proxy statements received from issuers are either available on the SEC’s EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.
Except as noted in these Procedures or required by law, Janus does not provide information to anyone on how it voted or intends to vote on a particular matter. The Securities Operations Group may confirm to issuers or their agents whether votes have been cast, but will not disclose the size of the position or how the votes were cast. Members of the Janus investment team have the discretion to indicate to issuers or their agents how they voted or intend to vote in the context of discussions with issuers and their management as part of Janus’ ongoing investment analysis process.

Jennison Associates LLC
Proxy Voting Policy and Procedures
I. Policy
Jennison (or the “Company”) has adopted the following policy and related procedures to guide the voting of proxies in a manner that is consistent with Jennison’s fiduciary duties and the requirements of Rule 206(4)-6 under the Advisers Act.
In the absence of any written delegation or when proxy voting authority has been delegated in writing to Jennison by clients, Jennison will exercise this voting authority in each client’s best interests. The Company will not consider its own interests, or those of any affiliates, when voting proxies.
Unless otherwise specified by a client, “best interest” means the client’s best economic interest over the long term, as determined by Jennison’s portfolio managers and analysts (“Investment Professionals”) covering the issuer. Secondary consideration may be given to the public and social value of each issue, but absent specific client instructions, long term economic interests will be the primary basis for voting.
Jennison will disclose information about its proxy voting policies and procedures to clients, and will provide a copy of these Proxy Voting Policies and Procedures upon request. The Company will also inform clients how they may obtain information about the votes cast on their behalf.
II. Procedures
Proxy Voting Guidelines
Jennison has adopted proxy voting guidelines (“Guidelines”) with respect to certain recurring issues. When Jennison is responsible for voting proxies, Jennison considers these guidelines except when Jennison accepts custom guidelines.
The Guidelines are reviewed as necessary by the Company’s Proxy Voting Committee and Investment Professionals, and are revised when a change is appropriate. The Proxy Team maintains the Guidelines and distributes copies to the Investment Professionals following any change. The Guidelines are meant to convey Jennison’s general approach to voting decisions on certain issues. Nevertheless, Investment Professionals are responsible for reviewing all proposals related to fundamental strategies individually and making final decisions based on the merits of each voting opportunity.
If an Investment Professional believes that Jennison should vote in a way that is different from the Guidelines, the Proxy Team is notified. In certain circumstances, an Investment Professional may conclude that different clients should vote in different ways, or that it is in the best interests of some or all clients to abstain from voting.
The Proxy Team is responsible for maintaining Investment Professionals’ reasons for deviating from the Guidelines.
Client-Specific Voting Mandates
Any client’s specific voting instructions must be communicated or confirmed by the client in writing, either through a provision in the investment advisory contract or through other written correspondence. Such instructions may call for Jennison to vote the client’s securities according to the client’s own voting guidelines, or may indicate that the Company is not responsible for voting the client’s proxies.
The Proxy Team reviews client specific voting instructions and approves operational implementation, and certain instructions may only be implemented on a best efforts basis. The Proxy Team is responsible for communicating such instructions to the third party vendor.
Use of a Third Party Voting Service
Jennison has engaged an independent third party proxy voting vendor that provides research and analytical services, operational implementation and recordkeeping and reporting services. The proxy voting vendor will cast votes in accordance with the Company’s Guidelines, unless instructed otherwise by the Investment Professionals.
Identifying and Addressing Potential Material Conflicts of Interest
There may be instances where Jennison’s interests conflict materially, or appear to conflict materially, with the interests of clients in connection with a proxy vote (a “Material Conflict”). Examples of potential Material Conflicts include, but are not limited to:
•	Jennison managing the pension plan of the issuer.
•	Jennison or its affiliates have a material business relationship with the issuer.
•	Jennison investment professionals who are related to a person who is senior management or a director at a public company.
If an Investment Professional or any other employee perceives a Material Conflict, he or she must promptly report the matter to the Chief Compliance Officer. When a potential conflict has been identified, the Proxy Team will work with the Investment Professional covering the issuer to complete a Proxy Voting for Conflicts Documentation Form. The Proxy Team is responsible for retaining completed Proxy Voting for Conflicts Documentation Forms.

If the Proxy Voting Committee determines that a Material Conflict is present and if the Investment Professional is recommending a vote that deviates from the Guidelines or there is no specific recommended Guideline vote and decisions are made on a case-by-case basis, then the voting decision must be reviewed and approved by the Investment Professional’s supervisor and the Proxy Committee prior to casting the vote.
Jennison will not abstain from voting a proxy for the purpose of avoiding a Material Conflict.
Quantitatively Derived Holdings and the Jennison Managed Accounts
In voting proxies for non-fundamental strategies such as quantitatively derived holdings and Jennison Managed Accounts (i.e. “wrap”) where the securities are not held elsewhere in the firm, proxies will be voted utilizing the Guidelines. Additionally, in those circumstances where no specific Guidelines exist, the Company will consider the recommendations of the proxy voting vendor.
International Holdings
Jennison will exercise opportunities to vote on international holdings on a best efforts basis. Such votes will be cast based on the same principles that govern domestic holdings.
In some countries casting a proxy vote can adversely affect a client, such as countries that restrict stock sales around the time of the proxy vote by requiring “share blocking” as part of the voting process. The Investment Professional covering the issuer will weigh the expected benefits of voting proxies on international holdings against any anticipated costs or limitations, such as those associated with share blocking. Jennison may abstain from voting if it anticipates that the costs or limitations associated with voting outweigh the benefits.
Securities Lending
Jennison may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. The Company does not know when securities are on loan and are therefore not available to be voted. In rare circumstances, Investment Professionals may ask the Proxy Team to work with the client’s custodian to recall the shares so that Jennison can vote. Efforts to recall loaned securities are not always effective since such requests must be submitted prior to the record date for the upcoming proxy vote; therefore voting shares on loan is on a best efforts basis. In determining whether to call back securities that are out on loan, the Investment Professional will consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the security out on loan.
Disclosure to Advisory Clients
Jennison will provide a copy of these Policies and Procedures and the Guidelines to any client upon request. The Company will also provide any client with information about how Jennison has voted that client’s proxies upon request. Any such requests should be forwarded to the Proxy Team, which is responsible for responding, and for documenting the correspondence.
Compliance Reporting for Investment Companies
Upon request, the Proxy Team will provide to each investment company board of directors or trustees for which Jennison acts as sub-adviser reporting needed to satisfy their regulatory and board requirements, including, but not limited to, information required for Form NP-X.
III. Internal Controls
Supervisory Review
The Proxy Team periodically notifies each Investment Professional’s supervisor of any Guideline overrides authorized by that Investment Professional. The supervisor reviews the overrides to confirm that they appear to have been made based on clients’ best interests, and that they were not influenced by any Material Conflict or other considerations.
The Proxy Voting Committee
The Proxy Voting Committee consists of representatives from Operations, Operational Risk, Legal, and Compliance. It meets at least quarterly, and has the following responsibilities:
•	Review potential Material Conflicts and decide whether a material conflict is present, and needs to be addressed according to these policies and procedures.
•	Review the Guidelines in consultation with the Investment Professionals and make revisions as appropriate.
•	Review these Policies and Procedures annually for accuracy and effectiveness, and recommend and adopt any necessary changes.
•	Review all Guideline overrides.
•	Review quarterly voting metrics and analysis published by the Proxy Team.
•	Review the performance of the proxy voting vendor and determine whether Jennison should continue to retain their services.
Equity Trade Management Oversight Committee (“ETMOC”)

The ETMOC reviews all Guideline overrides on a quarterly basis to ensure proper override procedures were followed. The ETMOC also reviews any changes to the Guidelines. The ETMOC is comprised of the Chief Executive Officer, Chief Investment Officer, Chief Operating Officer, Chief Compliance Officer, Head of Trading and the Head of Large Cap Growth.
IV. Escalating Concerns
Any concerns about aspects of the policy that lack specific escalation guidance may be reported to the reporting employee’s supervisor, the Chief Compliance Officer, Chief Legal Officer, Chief Risk Officer, Chief Ethics Officer, Chief Operating Officer or Chief Executive Officer. Alternatively Jennison has an Ethics Reporting Hotline phone number and email address that enable employees to raise concerns anonymously. Information about the Ethics Reporting Hotline phone number and email address can be found on the Jennison intranet’s “Ethics” web page.
V. Discipline and Sanctions
All Jennison employees are responsible for understanding and complying with the policies and procedures outlined in this policy. The procedures described in this policy are intended to ensure that Jennison and its employees act in full compliance with the law. Violations of this policy and related procedures will be communicated to your supervisor and to senior management through Jennison’s Compliance Council, and may lead to disciplinary action.
J.P. Morgan Investment Management Inc.
Proxy Voting Procedures and Guidelines
Part I: JPMorgan Asset Management Global
Proxy Voting Procedures
A. Objective
As an investment adviser within JPMorgan Asset Management, each of the entities listed on Exhibit A attached hereto (each referred to individually as a “JPMAM Entity” and collectively as “JPMAM”) may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. In such cases, JPMAM's objective is to vote proxies in the best interests of its clients. To further that objective, JPMAM adopted these Procedures.1
These Procedures incorporate detailed guidelines for voting proxies on specific types of issues (the “Guidelines”). The Guidelines have been developed and approved by the relevant Proxy Committee (as defined below) with the objective of encouraging corporate action that enhances shareholder value. Because proxy proposals and individual company facts and circumstances may vary, JPMAM may not always vote proxies in accordance with the Guidelines.
B. Proxy Committee
To oversee the proxy-voting process on an ongoing basis, a Proxy Committee has been established for each global location where proxy-voting decisions are made. Each Proxy Committee is composed of a Proxy Administrator (as defined below) and senior officers from among the Investment, Legal, Compliance and Risk Management Departments. The primary functions of each Proxy Committee are to periodically review general proxy-voting matters; to determine the independence of any third-party vendor which it has delegated proxy voting responsibilities and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities; review and approve the Guidelines annually; and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues to be implemented by the relevant JPMAM Entity. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of 13 Proxy Committee members. The Proxy Committee meets at least semi-annually, or more frequently as circumstances dictate.
C. The Proxy Voting Process
JPMAM investment professionals monitor the corporate actions of the companies held in their clients’ portfolios. To assist JPMAM investment professionals with public companies’ proxy voting proposals, a JPMAM Entity may, but shall not be obligated to, retain the services of an independent proxy voting service (“Independent Voting Service”). The Independent Voting Service is assigned responsibility for various functions, which may include one or more of the following: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; providing JPMAM with a comprehensive analysis of each proxy proposal and providing JPMAM with recommendations on how to vote each proxy proposal based on the Guidelines or, where no Guideline exists or where the Guidelines require a case-by-case analysis, on the Independent Voting Service’s analysis; and executing the voting of the proxies in accordance with Guidelines and its recommendation, except when a recommendation is overridden by JPMAM, as described below. If those functions are not assigned to an Independent Voting Service, they are performed or coordinated by a Proxy Administrator (as defined below). The Proxy Voting Committee has adopted procedures to identify significant proxies and to recall shares on loan.2

1 Proxies for the JPMorgan Value Opportunities Fund are voted in accordance with the Fund’s proxy voting policies and not the policies of JPMAM. The Undiscovered Managers Behavioral Growth Fund, and Undiscovered Managers Behavioral Value Fund, the JPMorgan Access Growth Fund and the JPMorgan Access Balanced Fund vote proxies in accordance with the voting policies of their subadvisers other than J.P. Morgan Private Investments, Inc. and not the policies of JPMAM.
2The Proxy Voting Committee may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of recalling the loaned securities would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience or other burdens outweigh the benefits to clients of voting the securities.

Situations often arise in which more than one JPMAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JPMAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.
Each JPMAM Entity appoints a JPMAM professional to act as a proxy administrator (“Proxy Administrator”) for each global location of such entity where proxy-voting decisions are made. The Proxy Administrators are charged with oversight of these Procedures and the entire proxy-voting process. Their duties, in the event an Independent Voting Service is retained, include the following: evaluating the quality of services provided by the Independent Voting Service; escalating proposals identified by the Independent Voting Service as non-routine, but for which a Guideline exists (including, but not limited to, compensation plans, anti-takeover proposals, reincorporation, mergers, acquisitions and proxy-voting contests) to the attention of the appropriate investment professionals and confirming the Independent Voting Service’s recommendation with the appropriate JPMAM investment professional (documentation of those confirmations will be retained by the appropriate Proxy Administrator); escalating proposals identified by the Independent Voting Service as not being covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) to the appropriate investment professional and obtaining a recommendation with respect thereto; reviewing recommendations of JPMAM investment professionals with respect to proposals not covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) or to override the Guidelines (collectively, “Overrides”); referring investment considerations regarding Overrides to the Proxy Committee, if necessary; determining, in the case of Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.
In the event investment professionals are charged with recommending how to vote the proxies, the Proxy Administrator’s duties include the following: reviewing recommendations of investment professionals with respect to Overrides; referring investment considerations regarding such Overrides to the Proxy Committee, if necessary; determining, in the case of such Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.
In the event a JPMAM investment professional makes a recommendation in connection with an Override, the investment professional must provide the appropriate Proxy Administrator with a written certification (“Certification”) which shall contain an analysis supporting his or her recommendation and a certification that he or she (A) received no communication in regard to the proxy that would violate either the J.P. Morgan Chase (“JPMC”) Safeguard Policy (as defined below) or written policy on information barriers, or received any communication in connection with the proxy solicitation or otherwise that would suggest the existence of an actual or potential conflict between JPMAM’S interests and that of its clients and (B) was not aware of any personal or other relationship that could present an actual or potential conflict of interest with the clients’ interests.
D. Material Conflicts of Interest
The U.S. Investment Advisers Act of 1940 requires that the proxy-voting procedures adopted and implemented by a U.S. investment adviser include procedures that address material conflicts of interest that may arise between the investment adviser’s interests and those of its clients. To address such material potential conflicts of interest, JPMAM relies on certain policies and procedures. In order to maintain the integrity and independence of JPMAM’s investment processes and decisions, including proxy-voting decisions, and to protect JPMAM’s decisions from influences that could lead to a vote other than in its clients’ best interests, JPMC (including JPMAM) adopted a Safeguard Policy, and established formal informational barriers designed to restrict the flow of information from JPMC's securities, lending, investment banking and other divisions to JPMAM investment professionals. The information barriers include, where appropriate: computer firewalls; the establishment of separate legal entities; and the physical separation of employees from separate business divisions. Material conflicts of interest are further avoided by voting in accordance with JPMAM’s predetermined Guidelines. When an Override occurs, any potential material conflict of interest that may exist is analyzed in the process outlined in these Procedures.
Examples of such material conflicts of interest that could arise include circumstances in which: (i) management of a JPMAM investment management client or prospective client, distributor or prospective distributor of its investment management products, or critical vendor, is soliciting proxies and failure to vote in favor of management may harm JPMAM's relationship with such company and materially impact JPMAM's business; or (ii) a personal relationship between a JPMAM officer and management of a company or other proponent of a proxy proposal could impact JPMAM’s voting decision.
E. Escalation of Material Conflicts of Interest
When an Override occurs, the investment professional must complete the Certification and the Proxy Administrator will review the circumstances surrounding such Certification. When a potential material conflict of interest has been identified, the Proxy Administrator, in consultation with a subgroup of the Proxy Committee, will evaluate the potential conflict and determine whether an actual material conflict of interest exists. That subgroup shall include a Proxy Committee member from the Investment Department and one or more Proxy Committee members from the Legal, Compliance or Risk Management Departments. In the event that the Proxy Administrator and the subgroup of the Proxy Committee determine that an actual material conflict of interest exists, they shall make a recommendation on how the relevant JPMAM Entity shall vote the proxy. Sales and marketing professionals will be precluded from participating in the decision-making process.
Depending upon the nature of the material conflict of interest, JPMAM, in the course of addressing the material conflict, may elect to take one or more of the following measures, or other appropriate action:

•	removing certain JPMAM personnel from the proxy voting process;
•	“walling off” personnel with knowledge of the material conflict to ensure that such personnel do not influence the relevant proxy vote;
•	voting in accordance with the applicable Guidelines, if any, if the application of the Guidelines would objectively result in the casting of a proxy vote in a predetermined manner; or
•	deferring the vote to the Independent Voting Service, if any, which will vote in accordance with its own recommendation.
The resolution of all potential and actual material conflict issues will be documented in order to demonstrate that JPMAM acted in the best interests of its clients.
F. Recordkeeping
JPMAM is required to maintain in an easily accessible place for seven (7) years all records relating to the proxy voting process. Those records include the following:
•	a copy of the JPMAM Proxy Voting Procedures and Guidelines;
•	a copy of each proxy statement received on behalf of JPMAM clients;
•	a record of each vote cast on behalf of JPMAM client holdings;
•	a copy of all documents created by JPMAM personnel that were material to making a decision on the voting of client securities or that memorialize the basis of the decision;
•	a copy of the documentation of all dialogue with issuers and JPMAM personnel created by JPMAM personnel prior to the voting of client securities; and
•	a copy of each written request by a client for information on how JPMAM voted proxies on behalf of the client, as well as a copy of any written response by JPMAM to any request by a JPMAM client for information on how JPMAM voted proxies on behalf of our client.
It should be noted that JPMAM reserves the right to use the services of the Independent Voting Service to maintain certain required records in accordance with all applicable regulations.
Exhibit A
•	JPMorgan Chase Bank , NA
•	J.P. Morgan Asset Management (UK) Limited
•	J.P. Morgan Investment Management Inc.
•	JF Asset Management Limited
•	JF Asset Management (Singapore) Limited
•	JF International Management Inc.
•	J.P. Morgan Private Investments, Inc.
•	Security Capital Research & Management Incorporated
•	Bear Stearns Asset Management
Part II: Proxy Voting Guidelines
JPMAM is a global asset management organization with the capabilities to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, our proxy voting guidelines have been customized for each region to take into account such variations.
JPMAM currently has four sets of proxy voting guidelines covering the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the guidelines, all of these guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, each JPMAM Entity will apply the guidelines of the region in which the issuer of such security is organized.
In March 2007, JPMAM signed the Principles for Responsible Investment, an initiative of the UN Secretary-General.
Part II.A: North America Proxy Voting
1a. Uncontested Director Elections
Votes on director nominees should be made on a case-by-case (for) basis. Votes generally will be WITHHELD from directors who:
1)	attend less than 75 percent of the board and committee meetings without a valid excuse for the absences; or

2)	adopt or renew a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, do not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.
3)	are inside or affiliated outside directors and sit on the audit, compensation, or nominating Committees. For purposes of defining affiliation we will apply either the NYSE listing rule for companies listed on that exchange or the Nasdaq listing rule for all other companies; or
4)	ignore a shareholder proposal that is approved by a i) majority of the shares outstanding, or ii) majority of the votes cast for two consecutive years; or
5)	are inside or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or
6)	WITHHOLD votes from insiders and affiliated outsiders on boards that are not at least majority independent. In the case of a controlled company, vote case-by case on the directors.
7)	WITHOLD from directors who are CEOs of publicly traded companies who serve on more than two public boards (besides his or her own board) and all other directors who serve on more than four public company boards.
8)	WITHHOLD votes from compensation committee members where there is a pay-for performance disconnect for Russell 3000 companies. (See 9a – Stock-Based Incentive Plans, last paragraph). WITHHOLD votes from compensation committee members if the company does not submit one-time transferable stock options to shareholders for approval.
9)	WITHHOLD votes from audit committee members in circumstances in which there is evidence (such as audit reports or reports mandated under the Sarbanes Oxley Act) that there exists material weaknesses in the company’s internal controls.
10)	WITHHOLD votes from compensation committee members who were present at the time of the grant of backdated options or options the pricing or the timing of which we believe may have been manipulated to provide additional benefits to executives.
11)	WITHHOLD votes from directors when there is a demonstrated history of poor performance or inadequate risk oversight
12)	WITHHOLD votes from directors and/or committee members when the board adopts changes to the company’s by-laws or charter without shareholder approval if the changes materially diminish shareholder rights.
13)	for newly public companies, vote case-by-case on directors as we believe the company should have the appropriate time frame to mature and better its governance structure
We recognize the importance of shareholder access to the ballot process as a means to ensure that boards do not become self-perpetuating and self-serving. However, we are also aware that some proposals may promote certain interest groups and could be disruptive to the nomination process.
1b. CEO Votes
Except as otherwise described above, we generally do not vote against a sitting CEO in recognition of the impact the vote may have on the management of the company.
1c. Proxy Access
2015
Generally vote for shareholder proposals requesting companies to amend their by-laws in order to facilitate shareholders’ ability to nominate candidates for directors as long as the minimum threshold of share ownership is 5% (defined as either a single shareholder or group of shareholders) and the minimum holding period of share ownership is 3 years. Generally, we will oppose proposals which restrict share ownership thresholds to a single shareholder.
We recognize the importance of shareholder access to the ballot process as one means to ensure that boards do not become self-perpetuating and self-serving. We generally support the board when they have adopted proxy access at a 3% / 3 year threshold either through a majority supported shareholder ballot or by adopting the bylaw on its own initiative. However, we are also aware that some proposals may promote certain interest groups to the detriment of shareholders generally and could be disruptive to the nomination process. Hence, we will generally vote against shareholder proposals which seek to amend an existing proxy access by law unless the terms of the proxy access right is unduly restrictive to shareholders.
2. Proxy Contests
2a. Election of Directors
Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the subject company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

2b. Reimburse Proxy Solicitation Expenses
Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case by-case basis.
3. Ratification of Auditors
Vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.
Generally vote against auditor ratification and withhold votes from Audit Committee members if non-audit fees exceed audit fees.
Vote case-by-case on auditor Rotation Proposals: tenure of Audit Firm; establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; significant audit related issues; and number of annual Audit Committee meetings held and the number of financial experts that serve on the Audit Committee.
Generally vote against auditor indemnification and limitation of liability; however we recognize there may be situations where indemnification and limitations on liability may be appropriate.
4. Proxy Contest Defenses
4a. Board Structure: Staggered vs. Annual Elections
Proposals regarding classified boards will be voted on a case-by-case basis. Classified boards normally will be supported if the company’s governing documents contain each of the following provisions:
1)	Majority of board composed of independent directors,
2)	Nominating committee composed solely of independent directors,
3)	Do not require more than a two-thirds shareholders’ vote to remove a director, revise any bylaw or revise any classified board provision,
4)	Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),
5)	Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,
6)	Absence of superior voting rights for one or more classes of stock,
7)	Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and
8)	Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).
4b. Shareholder Ability to Remove Directors
Vote against proposals that provide that directors may be removed only for cause.
Vote for proposals to restore shareholder ability to remove directors with or without cause.
Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.
Vote for proposals that permit shareholders to elect directors to fill board vacancies.
4c. Cumulative Voting
Cumulative voting proposals will be voted on a case-by-case basis. If there are other safeguards to ensure that shareholders have reasonable access and input into the process of nominating and electing directors, cumulative voting is not essential. Generally, a company’s governing documents must contain the following provisions for us to vote against restoring or providing for cumulative voting:
1)	Annually elected board,
2)	Majority of board composed of independent directors,
3)	Nominating committee composed solely of independent directors,
4)	Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),
5)	Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,
6)	Absence of superior voting rights for one or more classes of stock,
7)	Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and
8)	Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).

4d. Shareholder Ability to Call Special Meeting
Vote against proposals to restrict or prohibit shareholder ability to call special meetings so long as the ability to call special meetings requires the affirmative vote of less than 15% of the shares outstanding. The ability to call special meetings enables shareholders to remove directors or initiate a shareholder resolution without having to wait for the next scheduled meeting, should require more than a de minimus number of shares to call the meeting and subject the company to the expense of a shareholder meeting.
Vote for proposals that remove restrictions on the right of shareholders to act independently of management.
4e. Shareholder Ability to Act by Written Consent
We generally vote for proposals to restrict or prohibit shareholder ability to take action by written consent. The requirement that all shareholders be given notice of a shareholders’ meeting and matters to be discussed therein seems to provide a reasonable protection of minority shareholder rights.
We generally vote against proposals to allow or facilitate shareholder action by written consent.
4f. Shareholder Ability to Alter the Size of the Board
Vote for proposals that seek to fix the size of the board.
Vote against proposals that give management the ability to alter the size of the board without shareholder approval.
5. Tender Offer Defenses
5a. Poison Pills
Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill. Studies indicate that companies with a rights plan secure higher premiums in hostile takeover situations.
Review on a case-by-case basis management proposals to ratify a poison pill. We generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision, a 20 percent or higher flip-in provision, and the absence of dead-hand features.
If the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.
5b. Fair Price Provisions
Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.
Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.
5c. Greenmail
Vote for proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
5d. Unequal Voting Rights
Generally, vote against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.
Vote for dual-class recapitalizations when the structure is designed to protect economic interests of investors.
5e. Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws
Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.
Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.
5f. Supermajority Shareholder Vote Requirement to Approve Mergers
Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.
Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

6. Miscellaneous Board Provisions
6a. Separate Chairman and CEO Positions
We will generally vote for proposals looking to separate the CEO and Chairman roles unless the company has governance structures in place that can satisfactorily counterbalance a combined chairman and CEO/president post. Such a structure should include most or all of the following:
•	Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties. At a minimum these should include:
(1)	Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,
(2)	Serves as liaison between the chairman and the independent directors,
(3)	Approves information sent to the board,
(4)	Approves meeting agendas for the board,
(5)	Approves meeting schedules to assure that there is sufficient time for discussion of all agenda items,
(6)	Has the authority to call meetings of the independent directors, and
(7)	If requested by major shareholders, ensures that he is available for consultation and direct communication;
•	2/3 of independent board;
•	All-independent key committees;
•	Committee chairpersons nominated by the independent directors;
•	CEO performance is reviewed annually by a committee of outside directors; and
•	Established governance guidelines.
Additionally, the company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time. Performance will be measured according to shareholder returns against index and peers.
6b. Lead Directors and Executive Sessions
In cases where the CEO and Chairman roles are combined, we will vote for the appointment of a “lead” (non-insider) director and for regular “executive” sessions (board meetings taking place without the CEO/Chairman present).
6c. Majority of Independent Directors
We generally vote for proposals that call for the board to be composed of a majority of independent directors. We believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.
Vote for shareholder proposals requesting that the board’s audit, compensation, and/or nominating committees include independent directors exclusively.
Generally vote for shareholder proposals asking for a 2/3 independent board.
6d. Stock Ownership Requirements
Vote for shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board, so long as such minimum amount is not excessive or unreasonable. We support full disclosure of the policies of the company regarding pledging and/or hedging of company stocks by executives and board directors. We will vote FOR shareholder proposals which ask for disclosure of this policy. We will vote Case by Case for directors if it is determined that hedging and /or pledging of securities has occurred.
6e. Hedging / Pledging of Securities
We support full disclosure of the policies of the company regarding pledging and/or hedging of company stocks by executives and board directors. We will vote FOR shareholder proposals which ask for disclosure of this policy. We will vote Case by Case for directors if it is determined that hedging and /or pledging of securities has occurred.
6f. Term of Office
Vote against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

6g. Board Composition
We support board refreshment, independence, and a diverse skillset for directors. We believe that board composition should contribute to overall corporate strategies and risk management and will evaluate the board’s skills, expertise, and qualifications. We generally will vote case-by-case on shareholder proposals which seek to force the board to add specific expertise or to change the composition of the board.
6h. Director and Officer Indemnification and Liability Protection
Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.
Vote against proposals to limit or eliminate director and officer liability for monetary damages for violating the relevant duty of care.
Vote against indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.
Vote for proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful only if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the company’s best interests, and (2) the director’s legal expenses would be covered.
6i. Board Size
Vote for proposals to limit the size of the board to 15 members.
6j. Majority Vote Standard
We would generally vote for proposals asking for the board to initiate the appropriate process to amend the company’s governance documents (certificate of incorporation or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders. We would generally review on a case-by-case basis proposals that address alternative approaches to a majority vote requirement.
7. Miscellaneous Governance Provisions
7a. Independent Nominating Committee
Vote for the creation of an independent nominating committee.
7b. Confidential Voting
Vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.
Vote for management proposals to adopt confidential voting.
7c. Equal Access
Vote for shareholder proposals that would give significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees and to nominate their own candidates to the board.
7d. Bundled Proposals
Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.
7e. Charitable Contributions
Vote against shareholder proposals regarding charitable contributions. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.
7f. Date/Location of Meeting
Vote against shareholder proposals to change the date or location of the shareholders’ meeting. No one site will meet the needs of all shareholders.
7g. Include Nonmanagement Employees on Board
Vote against shareholder proposals to include nonmanagement employees on the board. Constituency representation on the board is not supported, rather decisions are based on director qualifications.
7h. Adjourn Meeting if Votes are Insufficient
Vote for proposals to adjourn the meeting when votes are insufficient. Management has additional opportunities to present shareholders with information about its proposals.

7i. Other Business
Vote for proposals allowing shareholders to bring up “other matters” at shareholder meetings.
7j. Disclosure of Shareholder Proponents
Vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.
7k.Exclusive Venue
Generally, vote for management proposals which seek shareholder approval to make the state of incorporation the exclusive forum for disputes, if the company is a Delaware corporation; otherwise, vote on a case-by-case basis on management proposals which seek shareholder approval to make the state of incorporation, or another state, the exclusive forum for disputes.
8. Capital Structure
8a. Common Stock Authorization
Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.
Vote against proposals to increase the number of authorized shares of a class of stock that has superior voting rights in companies that have dual-class capital structure.
8b. Stock Distributions: Splits and Dividends
Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company’s industry and performance as measured by total shareholder returns.
8c. Reverse Stock Splits
Vote for management proposals to implement a reverse stock split that also reduces the number of authorized common shares to a level where the number of shares available for issuance is not excessive given a company’s industry and performance in terms of shareholder returns.
Vote case-by-case on proposals to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue.
8d. Blank Check Preferred Authorization
Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).
Vote for proposals to create “blank check” preferred stock in cases when the company expressly states that the stock will not be used as a takeover device.
Vote for proposals to authorize preferred stock in cases when the company specifies voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance as measured by total shareholder returns.
8e. Shareholder Proposals Regarding Blank Check Preferred Stock
Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.
8f. Adjustments to Par Value of Common Stock
Vote for management proposals to reduce the par value of common stock. The purpose of par value is to establish the maximum responsibility of a shareholder in the event that a company becomes insolvent.
8g. Restructurings/Recapitalizations
Review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan or if the company is in danger of being delisted on a case-by-case basis. Consider the following issues:
•	Dilution – How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
•	Change in Control – Will the transaction result in a change in control of the company?
•	Bankruptcy – Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.
8h. Share Repurchase Programs
Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

8i. Targeted Share Placements
These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are in reaction to the placement by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a case by case basis after reviewing the individual situation of the company receiving the proposal.
9. Execute and Director Compensation
9a. Stock-based Incentive Plans
Votes with respect to compensation plans should be determined on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders). Other matters included in our analysis are the amount of the company's outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock's fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices.
In addition, we will assess the structure of the equity plan taking into consideration certain plan features as well as grant practices. This will include whether dividends are paid or accrued to the unvested equity awards. Once the cost of the plan is estimated and other features are taken into consideration, the plan will be reviewed to determine if it is in the best interest of the shareholders. Problematic pay practices will have a bearing on whether we support the plan. We will consider the pay practices of other companies in the relevant industry and peer companies in this analysis.
Review case-by-case stock based plans for companies which rely heavily upon stock for incentive compensation, taking into consideration the factors mentioned above. These companies include high growth and financial services companies where the plan cost as measured by shareholder value transfer (SVT) appears to be high.
9a. Stock-based Incentive Plans
For companies in the Russell 3000 we will generally vote against a plan and/or withhold from members of the compensation committee, when there is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on. Specifically, if the company has negative one- and three-year total shareholder returns, and its CEO also had an increase in total direct compensation from the prior year, it would signify a disconnect in pay and performance. If more than half of the increase in total direct compensation is attributable to the equity component, we would generally recommend against the equity plan in which the CEO participates.
9b. Approval of Cash or Cash-and-Stock Bonus Plans
Vote for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Code.
9c. Shareholder Proposals to Limit Executive and Director Pay
Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.
Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.
Review on a case-by-case basis shareholder proposals for performance pay such as indexed or premium priced options if a company has a history of oversized awards and one-, two- and three-year returns below its peer group.
9d. Say on Pay – Advisory Vote
Generally, review on a case-by-case basis executive pay and practices as well as certain aspects of outside director compensation.
Where the company’s Say on Pay proposal received 60% or less support on its previous Say on Pay proposal, WITHHOLD votes for the compensation committee and or vote against the current Say on Pay proposal unless the company has demonstrated active engagement with shareholders to address the issue as well as the specific actions taken to address the low level of support.
In the case of externally-managed REITs, generally vote against the advisory vote as there is a lack of transparency in both compensation structure and payout.
Say on Pay – Frequency
JPMAM will review compensation versus long/term performance on an annual basis.
9e. Golden and Tin Parachutes
Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes. Favor golden parachutes that limit payouts to two times base salary, plus guaranteed retirement and other benefits.
Change-in-control payments should only be made when there is a significant change in company ownership structure, and when there is a loss of employment or substantial change in job duties associated with the change in company ownership structure (“double-triggered”). Change-in-control provisions should exclude excise tax gross-up and eliminate the acceleration of vesting of equity awards upon a change in control unless provided under a double-trigger scenario.

Generally vote case-by-case for proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.
9f. 401(k) Employee Benefit Plans
Vote for proposals to implement a 401(k) savings plan for employees.
9g. Employee Stock Purchase Plans
Vote for qualified employee stock purchase plans with the following features: the purchase price is at least 85 percent of fair market value; the offering period is 27 months or less; and potential voting power dilution (shares allocated to the plan as a percentage of outstanding shares) is ten percent or less.
Vote for nonqualified employee stock purchase plans with the following features: broad-based participation (i.e., all employees of the company with the exclusion of individuals with five percent or more of beneficial ownership of the company); limits on employee contribution, which may be a fixed dollar amount or expressed as a percentage of base salary; company matching contribution up to 25 percent of the employee’s contribution, which is effectively a discount of 20 percent from market value; and no discount on the stock price on the date of purchase since there is a company matching contribution
9h. Option Expensing
Generally, vote for shareholder proposals to expense fixed-price options.
9i. Option Repricing
In most cases, we take a negative view of option repricings and will, therefore, generally vote against such proposals. We do, however, consider the granting of new options to be an acceptable alternative and will generally support such proposals.
9j. Stock Holding Periods
Generally vote against all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.
9k. Transferable Stock Options
Review on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.
9l. Recoup Bonuses
Vote case-by-case on shareholder proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation.
9m. Two Tiered Compensation
Vote against proposals to adopt a two tiered compensation structure for board directors.
10. Incorporation
10a. Reincoporation Outside of the United States
Review on a case-by-case basis proposals to reincorporate the company outside of the U.S.
10b. Voting on State Takeover Statues
Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).
10c. Voting on Reincorporation Proposals
Proposals to change a company’s state of incorporation should be examined on a case-by-case basis. Review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.
11. Mergers and Corporate Restructurings
11a. Mergers and Acquisitions
Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

11b. Nonfinancial Effects of a Merger or Acquisition
Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. We generally vote against proposals to adopt such charter provisions. We feel it is the directors' fiduciary duty to base decisions solely on the financial interests of the shareholders.
11c. Corporate Restructuring
Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, “going private” proposals, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.
11d. Spin-offs
Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.
11e. Asset Sales
Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.
11f. Liquidations
Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.
11g. Appraisal Rights
Vote for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.
11h. Changing Corporate Name
Vote for changing the corporate name.
12. Social and Environmental Issues
We believe that a company’s environmental policies may have a long-term impact on the company’s financial performance. We believe that good corporate governance policies should consider the impact of company operations on the environment and the cost of compliance with laws and regulations relating to environmental matters, physical damage to the environment (including the costs of clean-ups and repairs), consumer preferences and capital investments related to climate change. Furthermore, we believe that corporate shareholders have a legitimate need for information to enable them to evaluate the potential risks and opportunities that climate change and other environmental matters pose to the company’s operations, sales and capital investments. We acknowledge that many companies disclose their practices relating to social and environmental issues and that disclosure is improving over time. We generally encourage a level of reporting that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides meaningful information to enable shareholders to evaluate the impact of the company’s environmental policies and practices on its financial performance.
With regard to social issues, among other factors, we consider the company’s labor practices, supply chain, how the company supports and monitors those issues, what types of disclosure the company and its peers currently provide, and whether the proposal would result in a competitive disadvantage for the company.
In evaluating how to vote environmental proposals, considerations may include but are not limited to the following—
Issuer Considerations
•	Asset profile of the company, including whether it is exposed to potentially declining demand for the company’s products or services due to environmental considerations
•	capital deployment of the company
•	cost structure of the company, including its position on the cost curve, expected impact of future carbon tax and exposure to high fixed operating costs
•	corporate behavior of the company, including whether senior management is incentivized for long-term returns
•	demonstrated capabilities of the company, its strategic planning process, and past performance
•	current level of disclosure of the company and consistency of disclosure across its industry
•	whether the company incorporates environmental or social issues in a risk assessment or risk reporting framework
Proposal Considerations
•	would adoption of the proposal inform and educate shareholders and have companies that adopted proposal provided insightful and meaningful information that would allow shareholders to evaluate the long-term risks and performance of the company

•	does the proposal require disclosure that is already addressed by existing and proposed mandated regulatory requirements or formal guidance at the local, state, or national level or the company’s existing disclosure practices
•	does the proposal create the potential for unintended consequences such as a competitive disadvantage.
In general, we support management disclosure practices that are overall consistent with the goals and objective expressed above. Proposals with respect to companies that have been involved in controversies, fines or litigation are expected to be subject to heightened review and consideration.
12a. Military Business
Vote case-by-case on defense issue proposals.
Vote case-by-case on disclosure reports that seek additional information on military-related operations.
12b. International Labor Organization Code of Conduct
Vote case-by-case on proposals to endorse international labor organization code of conducts.
Vote case-by-case on disclosure reports that seek additional information on company activities in this area.
12c. Promote Human Rights
Vote case-by-case on proposals to promote human rights.
Vote case-by-case on disclosure reports that seek additional information on company activities regarding human rights.
12d. Equal Employment Opportunity and Discrimination
Vote case-by-case on proposals regarding equal employment opportunities and discrimination.
Vote case-by-case on disclosure reports that seek additional information about affirmative action efforts, particularly when it appears that companies have been unresponsive to shareholder requests.
12e. Animal Rights
Vote case-by-case on proposals that deal with animal rights.
12f. Product Integrity and Marketing
Vote case-by-case on proposals that ask companies to end their production of legal, but socially questionable, products.
Vote case-by-case on disclosure reports that seek additional information regarding product integrity and marketing issues.
Vote case-by-case on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures.
Vote case-by-case on proposals requesting the company to report on its policies, initiatives/procedures, oversight mechanisms related to toxic materials, including certain product line toxicities, and/or product safety in its supply chain.
12g. Human Resources Issues
Vote case-by-case on proposals regarding human resources issues.
Vote case-by-case on disclosure reports that seek additional information regarding human resources issues.
12h. Link Executive Pay with Social and/or Environmental Criteria
Vote case-by-case on proposals to link executive pay with the attainment of certain social and/or environmental criteria.
Vote case-by-case on disclosure reports that seek additional information regarding this issue.
12i. High Risk Markets
Vote case-by-case on requests for the company to review and report on the financial and reputation risks associated with operations in “high risk” markets, such as a terrorism-sponsoring state or otherwise.
12j. Political Contribution
Generally vote against proposals asking the company to affirm political non-partisanship in the workplace.
Vote against proposals to publish the company’s political contributions taking into consideration recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending.
13. Foreign Proxies
Responsibility for voting non-U.S. proxies rests with our Proxy Voting Committee located in London. The Proxy Committee is composed of senior analysts and portfolio managers and officers of the Legal and Compliance Department. It is chaired by a Managing Director of the Firm. A copy of our policy for voting international proxies can be provided upon request.

14. Pre-Solicitation Contact
From time to time, companies will seek to contact analysts, portfolio managers and others in advance of the formal proxy solicitation to solicit support for certain contemplated proposals. Such contact can potentially result in the recipient receiving material non-public information and result in the imposition of trading restrictions. Accordingly, pre-solicitation contact should occur only under very limited circumstances and only in accordance with the terms set forth herein.
What is material non-public information?
The definition of material non-public information is highly subjective. The general test, however, is whether or not such information would reasonably affect an investor's decision to buy, sell or hold securities, or whether it would be likely to have a significant market impact. Examples of such information include, but are not limited to:
•	a pending acquisition or sale of a substantial business;
•	financial results that are better or worse than recent trends would lead one to expect;
•	major management changes;
•	an increase or decrease in dividends;
•	calls or redemptions or other purchases of its securities by the company;
•	a stock split, dividend or other recapitalization; or
•	financial projections prepared by the Company or the Company's representatives.
What is pre-solicitation contact?
Pre-solicitation contact is any communication, whether oral or written, formal or informal, with the Company or a representative of the Company regarding proxy proposals prior to publication of the official proxy solicitation materials. This contact can range from simply polling investors as to their reaction to a broad topic, e.g., “How do you feel about dual classes of stock?”, to very specific inquiries, e.g., “Here's a term sheet for our restructuring. Will you vote to approve this?”
Determining the appropriateness of the contact is a factual inquiry which must be determined on a case-by-case basis. For instance, it might be acceptable for us to provide companies with our general approach to certain issues. Promising our vote, however, is prohibited under all circumstances. Likewise, discussion of our proxy guidelines, in whole or in part, with a company or others is prohibited. In the event that you are contacted in advance of the publication of proxy solicitation materials, please notify the Legal/Compliance Department immediately. The Company or its representative should be instructed that all further contact should be with the Legal/Compliance Department.
It is also critical to keep in mind that as a fiduciary, we exercise our proxies solely in the best interests of our clients. Outside influences, including those from within J.P. Morgan Chase should not interfere in any way in our decision making process. Any calls of this nature should be referred to the Legal/Compliance Department for response.
Levin Capital Strategies, L.P.
Proxy Voting Policy and Procedures
Revised December 2017
POLICY STATEMENT
Introduction: This document sets forth the policies and procedures of Levin Capital Strategies, L.P. (“LCS” or “Adviser”) for voting proxies concerning securities held in the accounts of clients for whom LCS provides discretionary investment management services and for whom LCS has been granted the authority to vote proxies. LCS's proxy voting policy and general guidelines (the “Proxy Policy”) will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues.
LCS will vote proxies as part of its authority to manage, acquire, and/or dispose of account assets. LCS will not vote proxies if the client, or in the case of an account governed by the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), the “named fiduciary,” has explicitly reserved the authority for itself. When voting proxies for client accounts, LCS's primary objective is to make voting decisions in the best interests of the clients (including the plan beneficiaries and participants of ERISA clients). In fulfilling its obligations to clients, LCS will act in a manner deemed to be prudent and diligent and in a manner which is intended to enhance the economic value of the underlying securities held in client accounts. In certain situations, a client or its fiduciary may provide LCS with a statement of proxy voting policy. In these situations, LCS generally seeks to comply with the client’s or its fiduciary policy to the extent in the case of ERISA clients it would not be inconsistent with ERISA.
Department of Labor: Concerning the voting of proxies relating to securities held in an ERISA account, the Department of Labor has made it clear that a voting policy must be in place for recurring issues and consistent criteria must address that non-routine issues. However, the Department of Labor has stated that specific analysis on the issues of each proxy must still be performed. Distinctly identifying issues on an issuer's proxy ballot and having a method to track recurring and non-routine issues are an important part of the process.

Proxy Governance: Broadridge Financial Solutions, Inc. (“BFS”) has been retained by LCS to provide research, vote execution, reporting, and recordkeeping services. BFS has, in turn, contracted with Glass Lewis & Co. (“GL”) for GL's proxy research services. LCS will usually follow GL proxy voting recommendations unless LCS believes it is in the best interest of LCS’s clients to vote differently. This service provider may be replaced at any time by another third-party proxy voting service.
Voting Proxies for Foreign Companies: LCS primarily invests client assets in United States issuers, however, from time to time LCS may invest outside of the United States. While the proxy voting process is well established in the United States with a number of tools and services available to assist an investment manager, voting proxies of foreign companies may involve a number of logistical problems that may have a detrimental effect on LCS' ability to vote such proxies. The logistical problems include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely and/or inadequate notice of shareholder meetings, (iii) restrictions on a foreigner's ability to exercise votes, (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting, and (vi) requirements to provide local agents with power of attorney to facilitate LCS' voting instructions.
While GL has been retained to assist LCS in voting our clients' foreign proxies, such proxies are voted on a best-efforts basis given the above-mentioned logistical problems. Additionally, LCS may conduct a cost-benefit analysis in determining whether to attempt to vote its clients' shares at a foreign company's meeting. If a determination that the cost associated with the attempt to exercise its vote outweighs the benefit LCS believes its clients will derive by voting on the company's proposal, LCS may decide not to attempt to vote at the meeting. LCS will usually not vote those proxies where “Share blocking” and/or registration of shares are a requirement to vote the shares. LCS believes this requirement could become a material impediment if, in LCS’ opinion, the shares need to be sold.
GENERAL PROXY VOTING GUIDELINES
It is the policy LCS in voting proxies to consider and vote each proposal with the objective of maximizing long-term investment returns for its clients.
LCS will utilize the proxy voting guidelines set forth by GL as outlined in their yearly guidelines with respect to a wide range of matters. These guidelines address a range of issues, including corporate governance, executive compensation, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. LCS's policies (as set forth below) do not follow the GL guidelines in all respects, and LCS may vote in a manner on a case by case basis that is contrary to the following general guidelines if it believes that such vote would be in the best interests of LCS's clients. However, if a client has their own proxy voting guidelines, we will adhere to their policy and vote the proxy as set forth by the client absent ERISA restrictions.
While GL has been retained to assist LCS in voting its clients' foreign proxies, such proxies are voted on a best-efforts basis given the above-mentioned logistical issues. Additionally, LCS may conduct a cost-benefit analysis in determining whether to attempt to vote its clients' shares at a foreign company's meeting. If it is determined that the cost associated with the attempt to exercise its vote outweighs the benefit LCS believes its clients will derive by voting on the company's proposal, LCS may decide not to attempt to vote at the meeting.
LCS will follow GL’s Policy and Analysis methodology and voting recommendation. LCS has elected to use GL’s “management bias” proxy voting approach. Please refer to the attached document for additional information which is a concise summary of GL's proxy voting guidelines employed by LCS. LCS at is discretion may vote differently than GL’s recommendation. Whenever this occurs, LCS will document for our files explaining the reason LCS is voting the shares accordingly. If GL does not have a recommendation or holdings are only related to Levin Family related accounts, LCS will vote in favor of management’s recommendation provided that there are no material conflicts of interests present. In limited circumstances, LCS may refrain from voting proxies where LCS believes that voting would be inappropriate taking into consideration the cost of voting the proxy and the anticipated benefit to the Funds and Managed Accounts.
GUIDELINES WITH REGARD TO ALTERNATIVE INVESTMENT STRATEGIES
Certain accounts, including affiliated investment vehicles, managed by LCS under alternative investment strategies may make investments with short-term investment horizons, which are transaction specific or are otherwise event driven. For this reason, the application of the above guidelines, which are geared towards achieving what is in the long-term best interests of shareholders, may not necessarily be in the best interest of clients of such alternative investment strategies. The employees of LCS responsible for making proxy voting decisions about such accounts may evaluate certain proposals on an individual basis and may depart from the general guidelines described above in voting on such proposals to best serve the financial interests of the clients of the strategy. As a result, LCS may from time to time cast different votes for different clients about the same proposal. In the case of conflicts of interest, however, the procedures outlined below under “Conflicts of Interest” will be followed about all accounts of LCS.
CONFLICTS OF INTEREST
LCS is sensitive to conflicts of interest that may arise in the proxy decision-making process. Whenever a Portfolio Manager or Research Analyst recommends LCS vote differently than what GL recommends, a determination must be made to determine if any conflicts of interests exist. For example, conflicts of interest may arise when:
•	Proxy votes are solicited by an issuer who has an account relationship with LCS;
•	Proxy votes are solicited by an issuer that has a material business relationship with LCS;

•	A proponent of a proxy proposal has a business relationship with LCS (e.g., a pension fund or an employee group for which LCS manages money);
•	LCS has material business relationships with participants in proxy contests, corporate directors, or candidates; or
•	An employee of LCS may have a personal interest in the outcome of a particular matter.
These items are only examples; additional conflicts of interest may arise from time to time. All employees of LCS are required to communicate any potential conflicts of interest with the Compliance Department immediately.
It is the Firm's policy to seek to resolve all conflicts of interest in the clients' best interests. To ensure an unbiased decision on matters of conflict in situations, LCS will vote in accordance with recommendations provided by GL. Provided, however, that a portfolio manager with respect to an specific investment strategy may seek approval from the Compliance Department to vote differently from such recommendation if the manager believes that there is compelling evidence that voting differently would be in the best interests of the client. In situations where a client of the Firm requests to direct their vote, the client's instructions will supersede all other policies absent ERISA exceptions. In situations where a client of LCS may have a relationship with an issuer or the proponent of a proposal, LCS may take such fact into votes on behalf of other clients.
PROCEDURES FOR ASSESSING MATERIALITY OF CONFLICTS OF INTEREST AND FOR ADDRESSING MATERIAL CONFLICTS OF INTEREST
LCS shall maintain a Proxy Voting Committee to review and address conflicts of interest brought to its attention. The Proxy Voting Committee shall be comprised of The President, CEO, COO, CCO, and the Head Trader. The Proxy voting committee shall meet as needed with no determined schedule.
All conflicts of interest identified under the procedures outlined in this Policy and Procedures must be brought to the attention of the Proxy Voting Committee. The Proxy Voting Committee shall determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence or appear to influence, LCS’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. LCS Compliance Department shall maintain a written record of all determinations made by the Proxy Voting Committee.
If the Proxy Voting Committee determines that a conflict of interest is not material, LCS may vote proxies notwithstanding the existence of the conflict. If the Proxy Voting Committee determines that a conflict of interest is material, the Proxy Voting Committee shall determine an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.. Such methods may include:
1.	In the case of a conflict of interest resulting from a particular employee’s personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or
2.	Such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.*
*	Especially in the case of an apparent, as opposed to actual, conflict of interest, the Proxy Voting Committee may resolve such conflict of interest by satisfying itself that LCS’s proposed vote on a proxy issue is in the best interest of client accounts and is not being influenced by the conflict of interest.
Madison Asset Management, LLC
Proxy Voting Policies and Procedures
Madison’s policies regarding voting the proxies of securities held in client accounts depend on the nature of its relationship to the client. When Madison is an ERISA fiduciary of an account, there are additional considerations and procedures than for all other (regular) accounts. In all cases, when Madison votes client proxies, it must do so in the client’s best interests as described below by these policies.
Regular Accounts
Madison does not assume the role of an active shareholder when managing client accounts. If Madison is dissatisfied with the performance of a particular company, it will generally reduce or terminate the fund’s position in the company rather than attempt to force management changes through shareholder activism.
Making the Initial Decision on How to Vote the Proxy
As stated above, Madison’s goal and intent is to vote all proxies in the client’s best interests. For practical purposes, unless Madison makes an affirmative decision to the contrary, when it votes a proxy as the Board of Directors of a company recommends, it means Madison agrees with the Board that voting in such manner is in the interests of its clients as shareholders of the company for the reasons stated by the Board. However, if Madison believes that voting as the Board of Directors recommends would not be in a client’s best interests, then Madison must vote against the Board’s recommendation.
As a matter of standard operating procedure, all proxies received shall be voted (by telephone or Internet or through a proxy voting service), unless Madison is not authorized to vote proxies. When the client has reserved the right to vote proxies in his/her/its account, Madison must make arrangements for proxies to be delivered directly to such client from its custodian and, to the extent any such proxies are received by Madison inadvertently, promptly forward them to the client.

Documenting Madison’s Decisions
In cases where a proxy will NOT be voted or, as described below, voted against the Board of Directors’ recommendation, Madison’s policy is to make a notation to the file containing the records for such security (e.g., Corporation X research file, since Madison may receive numerous proxies for the same company and it is impractical to keep such records in the file of each individual client) explaining Madison’s action or inaction, as the case may be. Alternatively, or in addition to such notation, Madison may include a copy of the rationale for such decision in the appropriate equity correspondence file (e.g., equitycorresp@madisonadv.com)
Why would voting as the Board recommends NOT be in the client’s best interests?
Portfolio management must, at a minimum, consider the following questions before voting any proxy:
1.	Is the Board of Directors recommending an action that could dilute or otherwise diminish the value of the client’s position? (This question is more complex than it looks: Madison must consider the time frames involved for both the client and the issuer. For example, if the Board of Directors is recommending an action that might initially cause the position to lose value but will increase the value of the position in the long-term, Madison would vote as the Board recommended for if Madison is holding the security for clients as a long-term investment. However, if the investment is close to Madison’s valuation limits and Madison is anticipating eliminating the position in the short-term, then it would be in its clients’ best interests to vote against management’s recommendation.)
2.	If so, would Madison be unable to liquidate the affected securities without incurring a loss that would not otherwise have been recognized absent management’s proposal?
3.	Is the Board of Directors recommending an action that could cause the securities held to lose value, rights or privileges and there are no comparable replacement investments readily available on the market? (For example, a company can be uniquely positioned in the market because of its valuation compared with otherwise comparable securities such that it would not be readily replaceable if Madison were to liquidate the position. In such a situation, Madison might vote against management’s recommendation if Madison believe a “No” vote could help prevent future share price depreciation resulting from management’s proposal or if Madison believe the value of the investment will appreciate if management’s proposal fails. A typical recent example of this type of decision is the case of a Board recommendation not to expense stock options, where Madison would vote against management’s recommendation because Madison believes expensing such options will do more to enhance shareholder value going forward.)
4.	Would accepting the Board of Directors recommendation cause Madison to violate its client’s investment guidelines? (For example, a Board may recommend merging the company into one that is not permitted by client investment guidelines, e.g. a tobacco product company, a foreign security that is not traded on any U.S. exchange or in U.S. dollars, etc., restrictions often found in client investment guidelines. This would be an unusual situation and it is possible Madison would, nevertheless, vote in favor of a Board’s recommendation in anticipation of selling the investment prior to the date any vote would effectively change the nature of the investment as described. Moreover, this does not mean Madison will consider any client- provided proxy voting guidelines. Madison’s policy is that client investment guidelines may not include proxy voting guidelines if Madison will vote account proxies. Rather, Madison will only vote client proxies in accordance with these guidelines. Clients who wish their account proxies to be voted in accordance with their own proxy voting guidelines must retain proxy voting authority for themselves.)
Essentially, Madison must “second guess” the Board of Directors to determine if their recommendation is in the best interests of its clients, regardless of whether the Board thinks its recommendation is in the best interests of shareholders in general. The above questions should apply no matter the type of action subject to the proxy. For example, changes in corporate governance structures, adoption or amendments to compensation plans (including stock options) and matters involving social issues or corporate responsibility should all be reviewed in the context of how it will affect Madison’s clients’ investment.
In making its decisions, to the extent Madison relies on any analysis outside of the information contained in the proxy statements, Madison must retain a record of such information in the same manner as other books and records (two years in the office, five years in an easily accessible place). Also, if a proxy statement is NOT available on the SEC’s EDGAR database, Madison must keep a copy of the proxy statement.
Addressing Conflicts of Interest
Although it is not likely, in the event there is a conflict of interest between Madison and its client in connection with a material proxy vote (for example, (1) the issuer or an affiliate of the issuer is also a client or is actively being sought as a client or (2) Madison has a significant business relationship with the issuer as determined by a review of our Conflicted Proxy List), Madison’s policy is to alert affected client(s) of the conflict before voting and indicate the manner in which Madison will vote. In such circumstances, Madison’s client(s) may instruct it to vote in a different manner. In any case, Madison must obtain client consent to vote the proxy when faced with a conflict of interest. If the conflict involves a security held by a mutual fund Madison manages, then Madison must present the material conflict to the Board of the applicable fund for consent or direction to vote the proxies. If the conflict involves a security held by wrap accounts, then Madison may present the conflict to the wrap sponsor, as its agent, to obtain wrap client consent or direction to vote the proxies. Note that no conflict generally exists for routine proxy matters such as approval of the independent auditor (unless, of course, the auditor in question is a client, Madison is seeking the auditor as a client or Madison has a significant business relationship with the auditor), electing an uncontested Board of Directors, etc.

In the absence of any conflict, in the event it is impractical to obtain client consent to vote a proxy when faced with a conflict of interest, Madison will employ the services of an independent third party “proxy services firm” to make the proxy voting decision in accordance with Rule 206(4)-6 under the Investment Advisors Act of 1940, as amended.
In the absence of any conflict, once any member of the relevant portfolio management team determines that it would be in Madison’s clients’ best interests to vote AGAINST management recommendations (or, for Madison Scottsdale, any particular portfolio manager makes such determination), then the decision should be brought to the attention of the Management Team, or any subcommittee appointed by the Management Team from among its members (such subcommittee may be a single person), to ratify the decision to stray from Madison’s general policy of voting with management. Such ratification need not be in writing.
The Management Team or any subcommittee appointed by the Management Team from among its members (such subcommittee may be a single person) shall monitor potential conflicts of interest between Madison and clients that would affect the manner by which Madison votes a proxy.
As of January 1, 2004, Jay Sekelsky represents the Management Team subcommittee described above.
Voting Proxies of Securities No Longer Owned
We may be entitled to vote a proxy because a security was held in a client portfolio on the record date but have subsequently sold the security from the client’s account prior to the meeting date to which the proxy relates. In such situations, our vote has no economic value to the client who is not a shareholder of the company soliciting the proxy vote. Therefore, our policy is to vote proxies of securities no longer owned in accordance with management recommendation or, if practical, not vote them at all.
Special Considerations for SUB-ADVISED Funds
The proxy voting policy and procedures of the Madison Funds and Ultra Series Fund reflect the policies and procedures of the Madison Funds’ investment adviser, Madison Asset Management, LLC (“Madison”), and are incorporated into the Madison organization’s written compliance and procedures manual. In addition, Madison Funds’ and Ultra Series Fund's policies incorporate the proxy voting policies and procedures of Madison’s current sub-advisers: Lazard Asset Management LLC and Wellington Management Company, LLP.
With respect to the proxy voting function relative to Madison Funds and Ultra Series Fund, the Board of Trustees has delegated this function to Madison. In general, with respect to proxies to be voted on behalf of the Madison Funds and Ultra Series Fund sub-advised funds, or portions of such funds, Madison currently intends to delegate its voting responsibilities hereunder, such that that the respective sub-advisers of such funds, or portions of such funds, will vote such proxies in accordance with their own proxy voting policies and procedures. Notwithstanding the foregoing, Madison reserves the right at any time to reassume the responsibility of voting proxies relative to one or more of the sub-advised portfolios of Madison Funds or Ultra Series Fund. Madison currently intends to monitor, by requesting periodic certifications from each of the sub-advisers, the voting of each of the sub-advisers to confirm consistency with each such sub-adviser’s proxy voting policies and procedures and to seek assurance that conflicts of interest have been adequately monitored and resolved. Madison will use reasonable efforts to ensure that Board of Trustees is timely notified of any material changes to the proxy voting policies and procedures of each of the sub-advisers as the relevant sub-advisers have specifically brought to the attention of Madison, if, in Madison’s judgment, such notification is necessary for the Board’s fulfillment of its responsibilities hereunder.
Madison recognizes that there may be instances where the responsibility for voting proxies with respect to a single security is vested in two or more sub-advisers (e.g., when more than one fund, or two managed portions of the same fund, hold voting securities of a single issuer). Under these circumstances, there is the possibility that the application of relevant proxy voting policies will result in proxies being voted inconsistently. It is Madison’s position that such circumstances will not be deemed to suggest improper action on the part of any sub-adviser, and that neither Madison nor Madison Funds nor Ultra Series Fund will be required to take any action with respect to such instances, in the absence of other compelling factors that would necessitate such action.
Special Considerations for Securities on Loan
The funds may loan securities from time to time under the funds’ securities lending program. Pursuant to such program, Madison will call back securities on loan in the event there is a vote on a material matter (e.g., merger) so that those securities can be voted.
Special Considerations for International Securities
Certain foreign companies may impose restrictions on transfer, exchange or other matters in connection with shareholder voting. As a result, there may be instances when we will not vote a proxy of a foreign or international security because doing so might adversely affect our client’s rights relating to the security, including our ability to sell the securities for a specific time period.
ERISA Fiduciary Accounts
As a general rule, an ERISA plan Trustee is required to vote proxies. However, the fiduciary act of managing plan assets includes the responsibility to vote proxies on plan-owned stock when the named fiduciary has delegated management responsibility to an investment manager. Therefore, unless another named fiduciary (Trustee, another investment manager, consultant, plan administrator, employer, etc.) for any ERISA client expressly reserves the right to vote proxies, Madison is required to do so. In most cases, the plan document will specify who is required to vote proxies.
It is important that Madison’s investment management agreement (or the ERISA client’s plan document) (collectively, the “Contracts”) address the issue of who is responsible for voting proxies.

1.	If the Contracts expressly preclude Madison from voting proxies, then the Trustee must vote proxies attributable to our ERISA client’s accounts.
2.	On the other hand, if the Contracts are silent or simply state that Madison “may” vote proxies, then it is our fiduciary duty to affirmatively vote under ERISA.
ERISA requires Madison, when it is responsible for voting proxies:
1.	To maintain voting records for review by the named fiduciary of the plan; and
2.	Ensure that the custodian (or plan Trustee, as the case may be) forwards to Madison all proxies received so that Madison may vote them in a timely manner.
Madison’s general policy is to vote all ERISA plan proxies received in the same manner as Madison vote non-ERISA plan proxies described above. Again, as a matter of standard operating procedure, all proxies received shall be voted (by telephone or Internet).
Additional Recordkeeping Rules Related to Proxy Voting
Madison must keep any written documents (including email) Madison prepared that were material to making a decision on how to vote a proxy (or that memorialized the basis for our decision). As noted above, Madison need not keep a copy of the actual proxy statements Madison received if they are available on the SEC’s EDGAR database.
Madison must keep in the applicable client file records of written client requests for proxy voting information. Madison must, of course, also keep a copy in the client file of any of its written responses to clients who asked for such information either in writing or orally.
Madison retained the services of ProxyEdge to maintain the records of the proxy votes Madison cast on behalf of clients. To the extent Madison votes any proxies outside of this service (for example, for logistical purposes, certain Madison Scottsdale proxies may not be maintained by this service), then copies of the voted proxy must be maintained in the applicable client or research file, as the case may be.
Milliman Financial Risk Management LLC
PROXY VOTING POLICY
Milliman Financial Risk Management LLC (“Milliman”), as a matter of policy and as a fiduciary, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of Investment Companies for which it is the primary investment adviser or a sub-adviser to whom proxy voting has been delegated by the client’s fund board. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.
RESPONSIBILITY
Milliman’s Chief Compliance Officer and the Compliance team has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.
DISCLOSURE
Milliman will provide conspicuously displayed information in its Form ADV Part 2A summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how Milliman voted a client’s proxies, and that clients may request a copy of these policies and procedures.
PROCEDURES
Milliman has adopted procedures to implement the firm’s policy and reviews to monitor and insure the firm’s policy is observed, implemented properly and amended or updated, as appropriate, which include the following voting procedures:
1. Introduction. Milliman has adopted proxy voting policies and procedures. These policies and procedures are effective as of June 29, 2017.
2. Principles and Guidelines.
a. Principles. Milliman’s primary purpose is to vote proxies in the best interests of Investment Companies for which it is the primary adviser and will generally vote for, against, consider on a case-by-case basis, or abstain from voting as indicated below. Milliman may utilize independent research reports to inform its proxy voting. Milliman will also act, in our best judgment, on behalf of the Investment Companies for which it is the primary adviser on certain corporate actions that impact shareholder value, such as tender offers and bankruptcy proceedings.
b. Voting Guidelines for Mutual Funds.
i. Where Milliman serves as the primary adviser, Milliman will form a Proxy Voting Committee (“Committee”) who will oversee voting guidelines. On an annual basis, the Committee will create a Proxy Voting Guidelines document which will outline the voting selection for various commonly occurring topics. Milliman will utilize these Guidelines for voting. Where a topic does not fall within one of these pre-determined topics, the Committee will meet either in-person or via teleconference to determine the voting selection. Because of the extenuating circumstances associated with specific proxy issues, Milliman’s votes may differ from time to time from the Guidelines.
ii. Where Milliman serves as a sub-adviser, Milliman will utilize the Proxy Policy and Guidelines approved by the client’s Fund Board. Should the client’s Fund Board not have a proxy Policy or Guidelines, Milliman will utilize its own Policy, Committee and Guidelines as described in 2(b)(ii) of this Policy.
c. Voting Guidelines for Mutual Funds of Funds. Milliman serves as investment adviser to certain investment companies. These funds invest in other investment companies that are not affiliated (“Underlying Funds”) and are required by the Investment Company Act of 1940, as amended (the “1940 Act”) Act to handle proxies received from Underlying Funds in a certain manner. Notwithstanding the guidelines provided in these procedures, it is the policy of Milliman to vote all proxies received from the Underlying Funds in the same proportion that all shares of the Underlying Funds are voted, or in accordance with instructions received from fund shareholders, pursuant to Section 12(d)(1)(F) of the 1940 Act.
3. Obtaining More Information. Investment Companies for which Milliman is the primary adviser may obtain a record of Milliman’s proxy voting, free of charge, by calling (312) 726-0677.
4. Voting Procedures. Milliman employs a third party proxy voting provider to effectuate voting and the receipt of records related to voting.
Morgan Stanley Investment Management Inc.
September 2017
Morgan Stanley Investment Management
Proxy Voting Policy and Procedures
I. POLICY STATEMENT
Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.
The MSIM entities covered by this Policy currently include the following: Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Investment Management (Japan) Co. Limited and Morgan Stanley Investment Management Private Limited (each a “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).
Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the registered management investment companies sponsored, managed or advised by any MSIM affiliate (the “MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies unless the investment management or investment advisory agreement explicitly authorizes the MSIM Affiliate to vote proxies.
MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In addition to voting proxies at portfolio companies, MSIM routinely engages with the management or board of companies in which we invest on a range of governance issues. Governance is a window into or proxy for management and board quality. MSIM engages with companies where we have larger positions, voting issues are material or where we believe we can make a positive impact on the governance structure. MSIM’s engagement process, through private communication with companies, allows us to understand the governance structures at investee companies and better inform our voting decisions. In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy.
Retention and Oversight of Proxy Advisory Firms - Institutional Shareholder Service (ISS) and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations.
MSIM has retained Research Providers to analyze proxy issues and to make vote recommendations on those issues. While we may review and utilize the recommendations of one or more Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. MSIM votes all proxies based on its own proxy voting policies in the best interests of each client. In addition to research, ISS provides vote execution, reporting, and recordkeeping services to MSIM.
As part of MSIM’s ongoing oversight of the Research Providers, MSIM performs periodic due diligence on the Research Providers. Topics of the reviews include, but are not limited to, conflicts of interest, methodologies for developing their policies and vote recommendations, and resources.

Voting Proxies for Certain Non-U.S. Companies - Voting proxies of companies located in some jurisdictions may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.
Securities Lending - MSIM Funds or any other investment vehicle sponsored, managed or advised by a MSIM affiliate may participate in a securities lending program through a third party provider. The voting rights for shares that are out on loan are transferred to the borrower and therefore, the lender (i.e., a MSIM Fund or another investment vehicle sponsored, managed or advised by a MSIM affiliate) is not entitled to vote the lent shares at the company meeting. In general, MSIM believes the revenue received from the lending program outweighs the ability to vote and we will not recall shares for the purpose of voting. However, in cases in which MSIM believes the right to vote outweighs the revenue received, we reserve the right to recall the shares on loan on a best efforts basis.
II. GENERAL PROXY VOTING GUIDELINES
To promote consistency in voting proxies on behalf of our clients, we follow this Policy (subject to any exception set forth herein). The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.
We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.
We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers.
We may abstain on matters for which disclosure is inadequate.
A. Routine Matters.
We generally support routine management proposals. The following are examples of routine management proposals:
•	Approval of financial statements and auditor reports if delivered with an unqualified auditor’s opinion.
•	General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.
•	Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e., an uncontested corporate transaction), the adjournment request will be supported. We do not support proposals that allow companies to call a special meeting with a short (generally two weeks or less) time frame for review.
We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.
B. Board of Directors.
1. Election of directors: Votes on board nominees can involve balancing a variety of considerations. In vote decisions, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:
a.	We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems; if we believe the board is acting with insufficient independence between the board and management; or if we believe the board has not been sufficiently forthcoming with information on key governance or other material matters.
b.	We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent.
i. At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent. In markets where board independence is not the norm (e.g. Japan), however, we consider factors including whether a board of a controlled company includes independent members who can be expected to look out for interests of minority holders.
ii. We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.
c.	Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation/remuneration, nominating/governance or audit committee.
d.	We consider withholding support from or voting against nominees if the term for which they are nominated is excessive. We consider this issue on a market-specific basis.
e.	We consider withholding support from or voting against nominees if in our view there has been insufficient board renewal (turnover), particularly in the context of extended poor company performance.
f.	We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.
g.	In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such. We also consider voting against the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.
h.	We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.
i.	We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee’s board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.
j.	We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than five public company boards (excluding investment companies), or public company CEOs that serve on more than two outside boards given level of time commitment required in their primary job.
k.	We consider withholding support from or voting against a nominee where we believe executive remuneration practices are poor, particularly if the company does not offer shareholders a separate “say-on-pay” advisory vote on pay.
2. Discharge of directors’ duties: In markets where an annual discharge of directors' responsibility is a routine agenda item, we generally support such discharge. However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of disclosed actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.
3. Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66 2⁄3%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.
4. Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to gender, race or other factors.
5. Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.
6. Proxy access: We consider proposals on procedures for inclusion of shareholder nominees and to have those nominees included in the company’s proxy statement and on the company’s proxy ballot on a case-by-case basis. Considerations include ownership thresholds, holding periods, the number of directors that shareholders may nominate and any restrictions on forming a group.

7. Reimbursement for dissident nominees: We generally support well-crafted U.S. shareholder proposals that would provide for reimbursement of dissident nominees elected to a board, as the cost to shareholders in electing such nominees can be factored into the voting decision on those nominees.
8. Proposals to elect directors more frequently: In the U.S. public company context, we usually support shareholder and management proposals to elect all directors annually (to “declassify” the board), although we make an exception to this policy where we believe that long-term shareholder value may be harmed by this change given particular circumstances at the company at the time of the vote on such proposal. As indicated above, outside the United States we generally support greater accountability to shareholders that comes through more frequent director elections, but recognize that many markets embrace longer term lengths, sometimes for valid reasons given other aspects of the legal context in electing boards.
9. Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.) U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.
10. Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint an independent Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context. In the United States, we consider such proposals on a case-by-case basis, considering, among other things, the existing board leadership structure, company performance, and any evidence of entrenchment or perceived risk that power is overly concentrated in a single individual.
11. Director retirement age and term limits: Proposals setting or recommending director retirement ages or director term limits are voted on a case-by-case basis that includes consideration of company performance, the rate of board renewal, evidence of effective individual director evaluation processes, and any indications of entrenchment.
12. Proposals to limit directors’ liability and/or broaden indemnification of officers and directors: Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, with gross negligence or with reckless disregard of their duties.
C. Statutory auditor boards.
The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company’s articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.
D. Corporate transactions and proxy fights.
We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection. We also analyze proxy contests on a case-by-case basis.
E. Changes in capital structure.
1. We generally support the following:
•	Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.
•	U.S. management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)
•	U.S. management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.
•	Proposals in non-U.S. markets that in our view appropriately limit potential dilution of existing shareholders. A major consideration is whether existing shareholders would have preemptive rights for any issuance under a proposal for standing share issuance authority. We generally consider market-specific guidance in making these decisions; for example, in the U.K. market we usually follow Association of British Insurers’ (“ABI”) guidance, although company-specific factors may be considered and for example, may sometimes lead us to voting against share authorization proposals even if they meet ABI guidance.

•	Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.
•	Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.
•	Management proposals to effect stock splits.
•	Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.
•	Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.
2. We generally oppose the following (notwithstanding management support):
•	Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.
•	Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to pre-emptive rights if the authority is limited.
•	Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).
•	Proposals relating to changes in capitalization by 100% or more.
We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.
F. Takeover Defenses and Shareholder Rights.
1. Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.
2. Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements. Also, we oppose provisions that do not allow shareholders any right to amend the charter or bylaws.
3. Shareholders right to call a special meeting: We consider proposals to enhance a shareholder’s rights to call meetings on a case-by-case basis. At large-cap U.S. companies, we generally support efforts to establish the right of holders of 10% or more of shares to call special meetings, unless the board or state law has set a policy or law establishing such rights at a threshold that we believe to be acceptable.
4. Written consent rights: In the U.S. context, we examine proposals for shareholder written consent rights on a case-by-case basis.
5. Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.
6. Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.
7. Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.
G. Auditors.
We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

H. Executive and Director Remuneration.
1. We generally support the following:
•	Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.
•	Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).
•	Proposals for employee stock purchase plans that permit discounts, but only for grants that are part of a broad-based employee plan, including all non-executive employees, and only if the discounts are limited to a reasonable market standard or less.
•	Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.
2. We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.
3. In the U.S. context, we generally vote against shareholder proposals requiring shareholder approval of all severance agreements, but we generally support proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) or proposals that require companies to adopt a provision requiring an executive to receive accelerated vesting of equity awards if there is a change of control and the executive is terminated. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such shareholder proposals where we consider SERPs excessive.
4. Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider factors including whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.
5. We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs.
6. We generally support shareholder proposals for reasonable “claw-back” provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.
7. Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.
8. Say-on-Pay: We consider proposals relating to an advisory vote on remuneration on a case-by-case basis. Considerations include a review of the relationship between executive remuneration and performance based on operating trends and total shareholder return over multiple performance periods. In addition, we review remuneration structures and potential poor pay practices, including relative magnitude of pay, discretionary bonus awards, tax gross ups, change-in-control features, internal pay equity and peer group construction. As long-term investors, we support remuneration policies that align with long-term shareholder returns.
I. Social, Political and Environmental Issues.
Shareholders in the United States and certain other markets submit proposals encouraging changes in company disclosure and practices related to particular social and environmental matters. We consider how to vote on the proposals on a case-by-case basis to determine likely impacts on shareholder value. We seek to balance concerns on reputational and other risks that lie behind a proposal against costs of implementation, while considering appropriate shareholder and management prerogatives. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We support proposals that if implemented would enhance useful disclosure, but we generally vote against proposals requesting reports that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We believe that certain social and environmental shareholder proposals may intrude excessively on management prerogatives, which can lead us to oppose them.
J. Funds of Funds.
Certain MSIM Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee. In markets where proportional voting is not available we will not vote at the meeting, unless otherwise determined by the Proxy Review Committee. Other MSIM Funds invest in unaffiliated funds. If an unaffiliated underlying fund has a shareholder meeting and the MSIM Fund owns more than 25% of the voting shares of the underlying fund, the MSIM Fund will vote its shares in the unaffiliated underlying fund in the same proportion as the votes of the other shareholders of the underlying fund to the extent possible.
III. ADMINISTRATION OF POLICY
The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for the Policy. The Committee consists of investment professionals who represent the different investment disciplines and geographic locations of the firm, and is chaired by the director of the Corporate Governance Team (“CGT”). Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.
The CGT Director is responsible for identifying issues that require Committee deliberation or ratification. The CGT, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The CGT has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.
The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.
CGT and members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the CGT will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.
A. Committee Procedures
The Committee meets at least quarterly, and reviews and considers changes to the Policy at least annually. Through meetings and/or written communications, the Committee is responsible for monitoring and ratifying “split votes” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy). The Committee will review developing issues and approve upcoming votes, as appropriate, for matters as requested by CGT.
The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes.
B. Material Conflicts of Interest
In addition to the procedures discussed above, if the CGT Director determines that an issue raises a material conflict of interest, the CGT Director may request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”).
A potential material conflict of interest could exist in the following situations, among others:
1.	The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.
2.	The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.
3.	Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).
4.	One of Morgan Stanley’s independent directors or one of MSIM Funds’ directors also serves on the board of directors or is a nominee for election to the board of directors of a company held by a MSIM Fund or affiliate.
If the CGT Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:
1.	If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.
2.	If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers consulted have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

3.	If the Research Providers’ recommendations differ, the CGT Director will refer the matter to a Special Committee to vote on the proposal, as appropriate.
Any Special Committee shall be comprised of the CGT Director, and at least two portfolio managers (preferably members of the Committee), as approved by the Committee. The CGT Director may request non-voting participation by MSIM’s General Counsel or his/her designee and the Chief Compliance Officer or his/her designee. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.
C. Proxy Voting Reporting
The CGT will document in writing all Committee and Special Committee decisions and actions, which documentation will be maintained by the CGT for a period of at least six years. To the extent these decisions relate to a security held by an MSIM Fund, the CGT will report the decisions to each applicable Board of Trustees/Directors of those Funds at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.
MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.
MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.
Appendix A
Appendix A applies to the following accounts managed by Morgan Stanley AIP GP LP (i) closed-end funds registered under the Investment Company Act of 1940, as amended; (ii) discretionary separate accounts; (iii) unregistered funds; and (iv) non-discretionary accounts offered in connection with AIP’s Custom Advisory Portfolio Solutions service. Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Fund of Hedge Funds investment team, the Private Equity Fund of Funds investment team the Private Equity Real Estate Fund of Funds investment team or the Portfolio Solutions team of AIP. A summary of decisions made by the applicable investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.
In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.
Waiver of Voting Rights
For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:
1.	Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and
2.	Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.
Pacific Investment Management Company LLC
Global Proxy Voting Policy Summary
Policy Statement: The proxy voting policy is intended to foster PIMCO’s compliance with its fiduciary obligations and applicable law; the policy applies to any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority. The Policy is designed in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients.
Overview: PIMCO has adopted a written proxy1 voting policy (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. As a general matter, when PIMCO has proxy voting authority, PIMCO has a fiduciary obligation to monitor corporate events and to take appropriate action on client proxies that come to its attention. Each proxy is voted on a case-by-case basis, taking into account relevant facts and circumstances. When considering client proxies, PIMCO may determine not to vote a proxy in limited circumstances.

Equity Securities.2 PIMCO has retained an Industry Service Provider (“ISP”) to provide research and voting recommendations for proxies relating to equity securities in accordance with the ISP’s guidelines. By following the guidelines of an independent third party, PIMCO seeks to mitigate potential conflicts of interest PIMCO may have with respect to proxies covered by the ISP. PIMCO will follow the recommendations of the ISP unless: (i) the ISP does not provide a voting recommendation; or (ii) a PM decides to override the ISP’s voting recommendation. In either such case as described above, the Legal and Compliance department will review the proxy to determine whether a material conflict of interest, or the appearance of one, exists.
Fixed Income Securities. Fixed income securities can be processed as proxy ballots or corporate action-consents3 at the discretion of the issuer/ custodian. When processed as proxy ballots, the ISP generally does not provide a voting recommendation and their role is limited to election processing and recordkeeping. When processed as corporate action-consents, the Legal and Compliance department will review all election forms to determine whether a conflict of interest, or the appearance of one, exists with respect to the PM’s consent election. PIMCO’s Credit Research and Portfolio Management Groups are responsible for issuing recommendations on how to vote proxy ballots and corporation action-consents with respect to fixed income securities.
Resolution of potential conflicts of interest. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a working group to assess and resolve the conflict (the “Proxy Working Group”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Working Group and/or other relevant procedures approved by PIMCO’s Legal and Compliance department with respect to specific types of conflicts.
PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. PIMCO’s Proxy Policy, and information about how PIMCO voted a client’s proxies, is available upon request.
Sub-Adviser Engagement: As an investment manager, PIMCO may exercise its discretion to engage a Sub-Adviser to provide portfolio management services to certain Funds. Consistent with its management responsibilities, the Sub-Adviser will assume the authority for voting proxies on behalf of PIMCO for these Funds. Sub-Advisers may utilize third parties to perform certain services related to their portfolio management responsibilities. As a fiduciary, PIMCO will maintain oversight of the investment management responsibilities performed by the Sub-Adviser and contracted third parties.
PineBridge Investments LLC
Original Issue Date: 2005
Last Revision Date: March 2013
I. Introduction
Proxy voting is an important right of shareholders, such as PineBridge Clients, for which PineBridge must take reasonable care and diligence to ensure such rights are properly and timely exercised. PineBridge, as a fiduciary for its Clients, must vote proxies in each Client’s best interest.
II. Policy Statement
Proxy Procedures
As a registered investment adviser that votes (or delegates the voting of) securities held in Client portfolios, PineBridge has implemented proxy voting procedures that are reasonably designed to help ensure that a) PineBridge votes proxies in the best interest of its Clients; b) describes its proxy voting procedures to its Clients, and c) discloses to Clients how they may obtain information on how PineBridge voted their proxies. These procedures are designed to help enable PineBridge to manage material conflicts of interest. While PineBridge must disclose its votes upon request to Clients, no public disclosure is required. (Note that disclosure is required for any mutual funds advised by PineBridge, on Form N-PX.)
Record-Keeping
PineBridge must retain (i) these proxy voting policies and procedures; (ii) proxy statements received regarding Client securities; (iii) records of votes it casts on behalf of Clients; (iv) records of Client requests for proxy voting information, and; (v) any documents prepared by PineBridge that were material to making a decision how to vote, or that memorialized the basis for the decision. PineBridge may rely on proxy statements filed on EDGAR instead of keeping its own copies, and rely on proxy statements and records of proxy votes cast by PineBridge that are maintained by contract with a third party proxy voting service or other third party.

1 Proxies generally describe corporate action-consent rights (relative to fixed income securities) and proxy voting ballots (relative to fixed income or equity securities) as determined by the issuer or custodian.
2 The term “equity securities” means common and preferred stock, including common and preferred shares issued by investment companies; it does not include debt securities convertible into equity securities.
3 Voting or consent rights shall not include matters which are primarily decisions to buy or sell investments, such as tender offers, exchange offers, conversions, put options, redemptions, and Dutch auctions.

Proxies of Shares of Non-U.S. Corporations
PineBridge has implemented general voting policies with respect to non-U.S. shares owned by Clients. However, although U.S. companies must give shareholders at least 20 days’ advance notice to vote proxies, some non-U.S. companies may provide considerably shorter notice or none at all. PineBridge is not required to “rush” voting decisions in order to meet an impractical deadline, and as a result, PineBridge or PineBridge affiliates’ regional designees under certain circumstances may not vote certain proxies. In addition, certain non-U.S. regulations impose additional costs to a Portfolio that votes proxies, and PineBridge will take that into consideration when determining whether or not to vote.
Policy on Monitoring Class Action Suits
In the event that PineBridge has purchased the same security for a Client’s portfolio alongside its investments on behalf of itself or an affiliate, PineBridge generally will seek to inform a Client that such Client may also have a cause of action whenever such issuer is subject to class action litigation. PineBridge as a general matter will also make available to the Client such rights, if any, as that PineBridge may have against any such issuer in its capacity as the Client’s agent, and PineBridge will, where possible, give the Client such assistance as it may reasonably require to exercise its rights in any such action.
PineBridge generally does not, however, search out potential legal claims or monitor class action lawsuits against issuers arising from investments held in a Client portfolio, nor may PineBridge institute a lawsuit on a Client’s behalf arising from investments held in the Client portfolio.
In addition, given the size and breadth of PineBridge’s business, it is possible that there may be situations in which PineBridge or an affiliate might become aware of a potential lawsuit with respect to a security, one of which may also be held within a Client portfolio. In these situations, there is the possibility, due to confidentiality requirements or conflicts of interest, that PineBridge would be restricted from informing a Client of potential legal actions and activities.
In the case of a material conflict between the interests of PineBridge and those of its Clients, PineBridge will take steps to address such conflicts (which may include consulting with counsel), and will attempt to resolve all conflicts in the Client’s best interest.
III. Procedures
PineBridge will vote proxies in the best interests of its Clients, which may result in different voting results for proxies for the same issuer.
•	Compliance is responsible for ensuring that the PineBridge ADV includes the appropriate language summarizing PineBridge’s proxy voting procedures and for updating the summary in the ADV whenever the procedures are updated. Compliance is also responsible for consulting with Legal to ensure that PineBridge’s proxy voting policy is kept up to date and in a form appropriate for transmission to Clients.
•	If a Client or potential Client requests a copy of the Proxy Voting Policy from Client Relations or Sales, Compliance should be contacted for the most recent version, or it may be obtained from the intranet. Client Relations will send to such Client a copy of the current version of the voting procedures within 7 days and will ensure that Compliance receives a log of each Client’s request and the action taken.
•	If a Client requests access to the records of how PineBridge voted its proxies, the Client should be assured that this will be provided, and Compliance should be consulted. Compliance has access to these proxy voting records.
•	PineBridge has established a Proxy Committee (the “Committee”). The PineBridge Proxy Committee is comprises members of Compliance, the Investment Department, and senior management.
•	The Committee conducts an annual review of the proxy voting guidelines for domestic and non-U.S. Portfolios. Guidelines are reviewed to ensure that the interests of PineBridge’s Clients are best served.
•	Issues not addressed in the voting guidelines are determined on a case-by-case basis with input from the Committee and portfolio managers.
•	PineBridge has engaged a third party vendor to administer proxy voting on its behalf. The vendor receives, in a majority of cases, proxies directly from the Client’s custodian and votes them based on PineBridge’s general voting guidelines.
•	In circumstances where PineBridge receives proxies directly, these proxies must be sent to the vendor promptly. The vendor then votes them in accordance with PineBridge’s general voting guidelines. The vendor maintains a listing of all votes cast on behalf of PineBridge Clients.
IV. Associated Policies
Advisory Agreements Policy
ProFund Advisors LLC
ProFund Advisors LLC (“ProFund Advisors”) has adopted the following proxy voting policies and procedures (the “Guidelines”), which are reasonably designed to maximize shareholder value and protect shareowner interests when voting proxies. ProFund Advisors’ Brokerage

Allocation and Proxy Voting Committee (the “Proxy Committee”) exercises and documents ProFund Advisors’ responsibility with regard to voting of client proxies. The Proxy Committee is composed of employees of the Advisor. The Proxy Committee reviews and monitors the effectiveness of the Guidelines.
To assist ProFund Advisors in its responsibility for voting proxies and the overall proxy voting process, ProFund Advisors has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS is a subsidiary of Vestar Capital Partners VI, L.P., a leading U.S. middle market private equity firm specializing in management buyouts and growth capital investments. The services provided by ISS include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping. ISS issues quarterly reports for ProFund Advisors to review to assure proxies are being voted properly. ProFund Advisors and ISS also perform spot checks intra-quarter to match the voting activity with available shareholder meeting information. ISS’s management meets on a regular basis to discuss its approach to new developments and amendments to existing policies. Information on such developments or amendments in turn is provided to the Proxy Committee. The Proxy Committee reviews and, as necessary, may amend periodically the Guidelines to address new or revised proxy voting policies or procedures.
The Guidelines are maintained and implemented by ISS and are an extensive list of common proxy voting issues with recommended voting actions based on the overall goal of achieving maximum shareholder value and protection of shareholder interests. Generally, proxies are voted in accordance with the voting recommendations contained in the Guidelines. If necessary, ProFund Advisors will be consulted by ISS on non-routine issues. Proxy issues identified in the Guidelines include but are not limited to:
Election of Directors – considering factors such as director qualifications, term of office and age limits.
Proxy Contests – considering factors such as voting for nominees in contested elections and reimbursement of expenses.
Election of Auditors – considering factors such as independence and reputation of the auditing firm.
Proxy Contest Defenses – considering factors such as board structure and cumulative voting.
Tender Offer Defenses – considering factors such as poison pills (stock purchase rights plans) and fair price provisions.
Miscellaneous Governance Issues – considering factors such as confidential voting and equal access.
Capital Structure – considering factors such as common stock authorization and stock distributions.
Executive and Director Compensation – considering factors such as performance goals and employee stock purchase plans.
State of Incorporation – considering factors such as state takeover statutes and voting on reincorporation proposals.
Mergers and Corporate Restructuring – considering factors such as spin-offs and asset sales.
Mutual Fund Proxy Voting – considering factors such as election of directors and proxy contests.
Consumer and Public Safety Issues – considering factors such as social and environmental issues as well as labor issues.
A full description of each Guideline and voting policy is maintained by ProFund Advisors, and a complete copy of the Guidelines is available upon request.
Conflicts of Interest
From time to time, proxy issues may pose a material conflict of interest between a fund’s shareholders and ProFund Advisors, the underwriter or any affiliates thereof. Due to the limited nature of ProFund Advisors’ activities (e.g., no underwriting business, no publicly traded affiliates, no investment banking activities, and no research recommendations), conflicts of interest are likely to be infrequent. Nevertheless, it shall be the duty of the Proxy Committee to monitor potential conflicts of interest. In the event a conflict of interest arises, ProFund Advisors will direct ISS to use its independent judgment to vote affected proxies in accordance with approved guidelines. The Proxy Committee will disclose to TAM the voting issues that created the conflict of interest and the manner in which ISS voted such proxies.
QS Investors, LLC
Proxy Voting Policy
Introduction
QS Investors, LLC (“QS Investors”) has adopted and implemented policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of its clients1 and in accordance with its fiduciary duties and applicable regulations. This Policy shall apply to all accounts managed by QS Investors. In addition, QS Investors’ Proxy Policy reflects the fiduciary standards and responsibilities for ERISA accounts managed by QS Investors.
[1]	For purposes of these Policies and Procedures, “clients” refers to persons or entities: for which QS Investors serves as investment adviser or sub-adviser; for which QS Investors votes proxies; and that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.
Responsibilities
Proxy votes are the property of QS Investors’ advisory clients. As such, QS Investors’ authority and responsibility to vote such proxies depends upon its contractual relationships with its clients. QS Investors has delegated responsibility for effecting its advisory clients’ proxy votes to Institutional Shareholder Services (“ISS”), an independent third-party proxy voting specialist. ISS votes QS Investors’ advisory clients’ proxies in accordance with their (ISS’s) proxy guidelines or, in extremely limited circumstances, QS Investors’ specific instructions. Where a client has given specific instructions as to how a proxy should be voted, QS Investors will notify and direct ISS to carry out those instructions. Where no specific instruction exists, QS Investors will follow the procedures set forth in this document and vote such proxies in accordance with ISS’s guidelines. Certain Taft-Hartley clients may direct QS Investors to have ISS vote their proxies in accordance with ISS’s (or other specific) Taft Hartley voting Guidelines.
Alternatively, clients may elect to retain proxy voting authority and responsibility. These and other proxy-related instructions must be outlined in the investment management agreement or other contractual arrangements with each client.
Clients may in certain instances contract with their custodial agent and notify QS Investors that they wish to engage in securities lending transactions. QS Investors will not vote proxies relating to securities in client accounts that are on loan. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan to ensure they are not voted by multiple parties.
Policies
Proxy voting activities are conducted in the best economic interest of clients.
QS Investors works with ISS to ensure that all proxies are voted in accordance with what we believe to be the best economic interest of QS Investors clients. In addition to proxy voting services provided by ISS, QS Investors has also contracted with ISS to provide proxy advisory services. These services include research and other activities designed to gain insight into ballot decisions and make informed voting recommendations consistent with our fiduciary duty to our clients. ISS has developed and maintains Proxy Voting Guidelines (the “Guidelines”) consisting of standard voting positions on a comprehensive list of common proxy voting matters. ISS updates these Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and a number of other relevant factors. Changes to these Guidelines are communicated to QS Investors upon implementation.
While ISS has been instructed to vote our clients’ proxies in accordance with the Guidelines, QS Investors and our clients retain the right to instruct ISS to vote differently.
Underlying Funds
Certain QS Investors client accounts, including clients that are “Funds of Funds,” invest in underlying investment funds, including U.S. registered investment companies (“Underlying Funds”). Proxy voting with respect to shares, units or interests in Underlying Funds present diverse and complex policy issues that make the establishment of standard proxy voting guidelines impractical. To the extent that QS Investors has proxy voting authority with respect to shares, units or interests in Underlying Funds, QS Investors shall vote such shares, units or interests in the best interest of client accounts and subject to the general fiduciary principles set forth above rather than in accordance with the Guidelines.
QS Investors’ proxy voting authority on behalf of client accounts (including a Fund of Funds) with respect to shares, units or interests in Underlying Funds is subject to the provisions below in Proxy Voting of Underlying Funds.
Manager of Manager Arrangements
QS Investors advises certain client accounts that are structured as “Manager of Managers” arrangements in which various segments of the accounts are individually managed by a number of underlying investment advisers (“Underlying Managers”). In such arrangements, QS Investors generally does not exercise any proxy voting authority with respect to securities held in the client’s account. Proxy voting authority in such arrangements is typically assigned to the Underlying Managers.
Management Oversight
Management is responsible for overseeing QS Investors proxy voting activities, including reviewing and monitoring the Guidelines that provide how ISS will generally vote proxies on behalf of QS Investors clients no less frequently than annually. Compliance is responsible for coordinating with ISS to administer the proxy voting process and overseeing ISS’s proxy responsibilities. Compliance monitors voting activity to ensure that votes are cast in accordance with the Guidelines or client-specific guidelines and/or any applicable regulatory requirements.
Availability of Proxy Voting Policies and Procedures and Proxy Voting Record
Copies of this Policy, as it may be updated from time to time, are made available to clients as required by law and otherwise at QS Investors discretion. Clients may also obtain information on how their proxies were voted by QS Investors as required by law and otherwise at QS Investors’ discretion; however, QS Investors must not selectively disclose its investment company clients’ proxy voting records. The Firm will make proxy voting reports available to advisory clients upon request.
ISS’s current Guidelines, summaries, amendments, and other pertinent information can be accessed by visiting their website at the following address: http://www.issgovernance.com/policy.
Procedures
Proxy Voting Guidelines
QS Investors will review ISS’s Guidelines as necessary to support the best economic interests of QS Investors’ clients but generally no less frequently than annually. The Firm will choose to re-adopt or amend portions of or the entirety of the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of QS Investors’ clients. Before re-adopting or amending the Guidelines, Compliance, in consultation with Management, will thoroughly review and evaluate the proposed change(s) and rationale to evaluate potential conflicts with client or employee interests. Rationale for any decisions not to re-adopt ISS’s Guidelines will be fully documented.
Proxy Voting of Underlying Funds
Proxy Voting of Affiliated Funds
With respect to proxy voting for a client account (including a Fund of Funds) investing in shares, units or interests of Underlying Funds advised by QS Investors or an affiliate of QS Investors (including ETFs, open-end mutual funds and closed-end investment companies), proxies relating to any of such affiliated Underlying Funds generally will be voted in accordance with an echo voting procedure under which such proxies are voted in the same proportion as the votes from other shareholders of such affiliated Underlying Fund. QS Investors may vote such proxies in accordance with other voting procedures approved by Management and Compliance, provided such procedures comply with applicable law and/or regulatory requirements.
Proxy Voting of Unaffiliated Funds
With respect to proxy voting for a client account (including a Fund of Funds) investing in shares, units or interests of an Underlying Fund advised by an adviser which is unaffiliated with QS Investors (including ETFs, open-end mutual funds and closed-end investment companies), QS Investors will vote such proxies in accordance with the general fiduciary principles set forth above; provided that QS Investors: (i) will vote proxies relating to shares of ETFs in accordance with an echo voting procedure to the extent required by QS Investors’ Procedures Relating to Compliance with ETF Exemptive Orders under Section 12(d)(1) of the Investment Company Act of 1940, and (ii) will vote proxies relating to shares of open-end mutual funds and closed-end investment companies in accordance with an echo voting procedure to the extent required in order to comply with Section 12(d)(1) under the Investment Company Act of 1940 and rules thereunder. Voting procedures are intended to be in the best interest of client accounts and subject to the general fiduciary principles set forth above, and such procedures are subject to review by Management and Compliance.
Specific proxy voting decisions made by Management
Proxy proposals (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis will be referred to Management and Portfolio Management for review and to provide a voting instruction.
Certain proxy votes may not be cast
In extremely limited cases, QS Investors may determine that it is in the best economic interests of its clients not to vote certain proxies. QS Investors will abstain from voting if:
•	Neither the Guidelines nor specific client instructions cover an issue;
•	ISS does not make a recommendation on the issue; and
•	QS Investors cannot make a good faith determination as to what would be in the client’s best interest (e.g., material conflict cannot be mitigated).
In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. Examples may include:
•	Proxy ballot was not received from the custodian;
•	Meeting notice was not received with adequate time for processing; or
•	Legal restrictions, including share blocking, that may restrict liquidity or otherwise limit trading.
ISS will coordinate with Compliance regarding any specific proxies and any categories of proxies that will not or cannot be voted. The reasons for not voting any proxy shall be documented.
Conflict of Interest Procedures
QS Investors seeks to mitigate conflicts inherent in proxy voting and maintain independence by partnering with ISS for voting and administration of all client ballots. These conflicts may include:
•	The issuer is a client of QS Investors;
•	The issuer is a material business partner of QS Investors; or
•	An employee, or an immediate family member of an employee, of QS Investors serves as an officer or director of the issuer.
QS Investors believes that this Policy and our reliance on ISS for independent proxy decision-making reasonably ensure that these and other potential material conflicts are minimized, consistent with our fiduciary duty. Accordingly, proxies that will be voted in accordance with the Guidelines or in accordance with specific client instructions are not subject to the conflicts of interest procedures described below for items that are referred to QS Investors by ISS.

As a general matter, QS Investors takes the position that relationships between a non-QS Investors Legg Mason business unit and an issuer do not present a conflict of interest for QS Investors in voting proxies with respect to such issuer because QS Investors operates as an independent business unit from other Legg Mason business units and because of the existence of informational barriers between QS Investors and such business units.
Procedures to Address Conflicts of Interest and Improper Influence
Note: This section addresses the limited circumstances in which items that are referred to QS by ISS.
Overriding Principle: ISS will vote all proxies in accordance with the Guidelines. In the limited circumstances where ISS refers items to QS Investors for input or a voting decision, QS Investors will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of QS Investors clients.1
[1]	Any contact from external parties interested in a particular vote that attempts to exert improper pressure or influence shall be reported to Compliance
Independence: Compensation for all employees, particularly those with the ability to influence proxy voting in these limited circumstances, cannot be based upon their contribution to any business activity outside of QS Investors without prior approval from Management. Furthermore, they may not discuss proxy votes with any person outside of QS Investors (and within QS Investors only on a need to know basis).
Conflict Review Procedures: For items that are referred to QS Investors from ISS, Compliance will monitor for potential material conflicts of interest in connection with proxy proposals. Promptly upon a determination that a conflict exists in connection with a proxy proposal, the vote shall be escalated to Management. Management will collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if QS Investors or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered “material” to the extent that a reasonable person could expect the conflict to influence, or appear to influence, QS Investors’ decision on the particular vote at issue.
The information considered may include without limitation information regarding (i) client relationships; (ii) any relevant personal conflict known or brought to their attention; (iii) and any communications with members of the Firm and any person or entity outside of the organization that identifies itself as a QS Investors advisory client regarding the vote at issue.
If notified that QS Investors has a material conflict of interest, the Firm will obtain instructions as to how the proxies should be voted, if time permits, from the affected clients, if notified that certain individuals should be recused from the proxy vote at issue, QS Investors shall do so in accordance with the procedures set forth below.
Note: Any QS Investors employee who becomes aware of a potential material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Management and Compliance to evaluate such conflict and determine a recommended course of action.
At the beginning of any discussion regarding how to vote any proxy, Compliance will inquire as to whether any employee or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to Management and/or Compliance.
Compliance also will inquire of these same parties whether they have actual knowledge regarding whether any director, officer or employee outside of QS Investors that identifies itself as a QS Investors advisory client, has: (i) requested that QS Investors vote a particular proxy in a certain manner; (ii) attempted to influence QS Investors in connection with proxy voting activities; or (iii) otherwise communicated with the Firm regarding the particular proxy vote at issue, and which incident has not yet been reported to management and/or Compliance.
Investors should seek instructions as to how to vote the proxy at issue if time permits, from the effected clients. These inquiries and discussions will be properly documented.
Duty to Report: Any QS Investors employee that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of organization or any entity that identifies itself as a QS Investors advisory client to influence, how QS Investors votes its proxies has a duty to disclose the existence of the situation to their manager and the details of the matter to the Compliance. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.
Recusal of Members: Compliance will recuse any employee from participating in a specific proxy vote referred to QS Investors if he/she (i) is personally involved in a material conflict of interest; or (ii) as determined by Management and Compliance, has actual knowledge of a circumstance or fact that could affect their independent judgment, in respect of such vote. Management will also exclude from consideration the views of any person (whether requested or volunteered) if Management knows, or if Compliance has determined that such other person has a material conflict of interest with respect to the particular proxy, or has attempted to influence the vote in any manner prohibited by these policies.
Other Procedures That Limit Conflicts of Interest
QS Investors has adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including but not limited to the Confidential Information Policy and the Code of Ethics. The Firm expects that these policies, procedures and internal controls will greatly reduce the chance that the Firm (or, its employees) would be involved in, aware of or influenced by, an actual or apparent conflict of interest.

Recordkeeping
QS Investors will retain records of client requests for proxy voting information and any written responses thereto provided by QS Investors and will retain any documents the Firm or Compliance prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.
QS Investors also will create and maintain appropriate records documenting its compliance with this Policy, including records of its deliberations and decisions regarding conflicts of interest and their resolution.
With respect to QS Investors’ investment company clients, ISS will create and maintain such records as are necessary to allow such investment company clients to comply with their recordkeeping, reporting and disclosure obligations under applicable law.
QS Investors will also maintain the following records relating to proxy voting:
•	The name of the issuer of the portfolio security;
•	The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);
•	The Council on Uniform Securities Identification Procedures number for the portfolio security (if the number is available through reasonably practicable means);
•	The shareholder meeting date;
•	A copy of each proxy statement received by QS Investors;
•	A brief identification of the matter voted on;
•	Whether the matter was proposed by the issuer or by a security holder;
•	Whether QS Investors cast its vote on the matter;
•	How QS Investors cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
•	Whether QS Investors cast its vote for or against management.
In lieu of keeping copies of proxy statements, QS Investors may rely on proxy statements filed on the EDGAR system. QS Investors also may rely on third party records of proxy statements and votes cast by QS Investors if the third party provides an undertaking to QS Investors to provide such records promptly upon request.
Quantitative Management Associates LLC
Proxy Voting Policies and Procedures
IV. Operations Policies B. Proxy Policy
Policy Statement:
QMA will vote proxies in the best long-term economic interests of clients whose accounts hold the securities. In the case of pooled accounts, QMA will vote proxies in the best long-term economic interest of the pooled account. QMA will maintain its proxy voting policies and the voting records for all client accounts. QMA will make these policies available to clients upon their request, and the voting records for any client will be made available to that client upon its request. QMA will not disclose to outside sources how it intends to vote a proxy but may, on occasion, discuss a proxy issue with major shareholders and/or company management.
Regulatory Background:
Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”) requires advisers to adopt and implement policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. These policies and procedures must be in writing and must describe how the adviser addresses material conflicts between its interests and those of its clients with respect to proxy voting. Accordingly, QMA has adopted and implements written procedures designed to enable it to identify, address and monitor potential conflicts of interest.
Rule 206(4)-6 also requires each investment adviser to (1) disclose to clients how they may obtain information from the adviser about how it voted with respect to their respective securities; and (2) describe to clients its proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures to the requesting client.
Proxy Voting Responsibilities and Procedures:
Proxy voting is coordinated by the QMA Operations unit. QMA currently utilizes a third party vendor as its proxy voting facilitator and administrator (the “Voting Agent”).
QMA has provided the Voting Agent with its standardized voting instructions for routine issues. When proxies are received with respect to issues not clearly addressed by QMA's standard guidelines, the portfolio managers designated by the proxy committee will determine how to vote on such issues on a case-by-case basis, and QMA Operations will work directly with the portfolio managers and/or QMA's proxy committee to document each such voting decision.

QMA Operations will maintain procedures that identify the controls and reconciliations of the Voting Agent's voting records to monitor the Voting Agent's compliance with QMA's voting guidelines and instructions.
QMA may, from time to time, in its discretion, engage other vendors to provide some or all of the services presently provided by the Voting Agent. Notwithstanding its engagement of third parties to facilitate the proxy voting process, however, QMA will retain responsibility for fulfilling its proxy voting obligations under the Advisers Act.
Some of QMA's clients elect to retain voting authority for themselves. Those clients receive proxies and other solicitation materials from their custodians. If QMA receives these materials for the account of such a client, we will forward them to the client's custodian. If a client has a question about a particular solicitation, the client may contact its client service representative and QMA will seek to address the client's question but will not, (as noted above) disclose how we intend to vote on an issue for other clients' accounts.
Certain QMA clients may participate in securities lending programs in their accounts. QMA does not control or participate in any way in these programs and does not know when or which securities in our clients' accounts have been loaned. QMA cannot vote securities that are out of our clients' portfolios on loan or are otherwise excluded from voting privileges.
Recordkeeping Requirements Relating to Proxy Voting:
Rule 204-2(c)(2) under the Advisers Act requires advisers to retain::
1.	their proxy voting policies and procedures,
2.	proxy statements received regarding client securities*,
3.	records of votes they cast on behalf of clients,
4.	copies of written client requests for proxy voting information and the adviser's responses, and
5.	any documents prepared by the adviser that were material to making a decision how to vote, or that memorialized the basis for the decision.
The books and records described above must be retained for two years on-site and five years overall. QMA Operations will maintain the records of QMA’s proxy voting policies and of each proxy voted.
QMA Proxy Committee:
The QMA Proxy Committee has been formed to provide guidance to and oversight of QMA's proxy voting responsibilities. The Committee is comprised of representatives from the Investment, Operations, Compliance, and Legal units. Committee representatives from the Investment unit are responsible for determining the voting guidelines (“Guidelines”) identified in QMA's 'Statement of Proxy Voting Guidelines and Procedures ' attached herein and have established standing instructions for many routine ballot issues. These Committee representatives are also responsible for reviewing and reconsidering QMA's proxy voting instructions periodically to ensure that they reflect the investment team’s current views. Additionally, the Investment unit representatives (or delegates on the investment team) will act to determine any votes on non-routine issues on a case-by-case basis, as identified in the Guidelines or otherwise.
The QMA Proxy Committee will also identify any issuers (“Conflict Issuer”) as to which QMA believes there may be a potential conflict between the respective interests of QMA and its clients. Proxies with respect to these issuers will be voted in accordance with the Voting Agent's policy.
Currently, QMA defines a Conflict Issuer, with respect to existing clients, as a client who is a public issuer of securities and represents greater than 1% of QMA's annual revenues. From time to time, QMA may determine different or additional criteria to identify other Conflict Issuers. Conflict Issuers, including QMA's parent company Prudential Financial, are voted in accordance with the Voting Agent's guidelines. On an annual basis, PGIM Compliance will collect and aggregate information from each PGIM business unit, including QMA and Jennison, with respect to public securities issuers that may potentially present a material conflict of interest based on their client, vendor or other business relationship to or with a specific investment unit. Following review of the list, the PGIM Compliance unit will communicate Conflict Issuers from this list to QMA. QMA Operations will communicate and confirm with the Voting Agent that they are voting these proxies in accordance with the Voting Agent's policy.
SSGA Funds Management, Inc. (“SSGA”)
Global Proxy Voting and Engagement Principles
March 2018
State Street Global Advisors (“SSGA”), one of the industry’s largest institutional asset managers, is the investment management arm of State Street Corporation, a leading provider of financial services to institutional investors. As an investment manager, SSGA has discretionary proxy voting authority over most of its client accounts, and SSGA votes these proxies in the manner that we believe will most likely protect and promote the long-term economic value of client investments as described in this document.*

* Advisers are required to retain a copy of each proxy statement received regarding client securities, but may rely on their ability to obtain proxy statements from the SEC’s EDGAR system, which makes proxy statements publicly available, to meet this requirement.

SSGA maintains Proxy Voting and Engagement Guidelines for select markets, including: Australia, the EU, Japan. New Zealand, North America (Canada and the US), the UK, and emerging markets. International markets that do not have specific guidelines are reviewed and voted consistent with our Global Proxy Voting and Engagement Principles; however, SSGA also endeavors to show sensitivity to local market practices when voting in these various markets.
SSGA’s Approach to Proxy Voting and Issuer Engagement
At SSGA, we take our fiduciary duties as an asset manager very seriously. We have a dedicated team of corporate governance professionals who help us carry out our duties as a responsible investor. These duties include engaging with companies, developing and enhancing in- house corporate governance guidelines, analyzing corporate governance issues on a case-by-case basis at the company level, and exercising our voting rights—all to maximize shareholder value.
SSGA’s Global Proxy Voting and Engagement Principles (the “Principles”) may take different perspectives on common governance issues that vary from one market to another and, likewise, engagement activity may take different forms in order to best achieve long-term engagement goals. We believe that proxy voting and engagement with portfolio companies is often the most direct and productive way shareholders can exercise their ownership rights, and taken together, we view these tools to be an integral part of the overall investment process.
We believe engagement and voting activity have a direct relationship. As a result, the integration of our engagement activities, while leveraging the exercise of our voting rights, provides a meaningful shareholder tool that we believe protects and enhances the long-term economic value of the holdings in our client accounts. SSGA maximizes its voting power and engagement by maintaining a centralized proxy voting and active ownership process covering all holdings, regardless of strategy. Despite the different investment views and objectives across SSGA, depending on the product or strategy, the fiduciary responsibilities of share ownership and voting for which SSGA has voting discretion are carried out with a single voice and objective.
The Principles support governance structures that we believe add to, or maximize shareholder value at the companies held in our clients’ portfolios. SSGA conducts issuer specific engagements with companies to discuss our principles, including sustainability related risks. In addition, we encourage issuers to find ways of increasing the amount of direct communication board members have with shareholders. We believe direct communication with executive board members and independent non-executive directors is critical to helping companies understand shareholder concerns. Conversely, where appropriate, we conduct collaborative engagement activities with multiple shareholders and communicate with company representatives about common concerns.
In conducting our engagements, SSGA also evaluates the various factors that play into the corporate governance framework of a country, including but not limited to, the macroeconomic conditions and broader political system, the quality of regulatory oversight, the enforcement of property and shareholder rights and the independence of the judiciary. SSGA understands that regulatory requirements and investor expectations relating to governance practices and engagement activities differ from country-to-country. As a result, SSGA engages with issuers, regulators, or both, depending on the market. SSGA also is a member of various investor associations that seek to address broader corporate governance related policy at the country level as well as issuer specific concerns at a company level.
To help mitigate company specific risk, the SSGA Asset Stewardship Team may collaborate with members of the active investment teams to engage with companies on corporate governance issues and address any specific concerns, or to get more information regarding shareholder items that are to be voted on at upcoming shareholder meetings. Outside of proxy voting season, SSGA conducts issuer specific engagements with companies covering various corporate governance and sustainability related topics.
The SSGA Asset Stewardship Team uses a blend of quantitative and qualitative research and data to support screens to help identify issuers where active engagement may be necessary to protect and promote shareholder value. Issuer engagement may also be event driven, focusing on issuer specific corporate governance, sustainability concerns or wider industry related trends. SSGA also gives consideration to the size of our total position of the issuer in question and/or the potential negative governance, performance profile, and circumstance at hand. As a result, SSGA believes issuer engagement can take many forms and be triggered under numerous circumstances. The following methods represent how SSGA defines engagement methods:
Active
SSGA uses screening tools designed to capture a mix of company specific data including governance and sustainability profiles to help us focus our voting and engagement activity.
SSGA will actively seek direct dialogue with the board and management of companies we have identified through our screening processes. Such engagements may lead to further monitoring to ensure the company improves its governance or sustainability practices. In these cases, the engagement process represents the most meaningful opportunity for SSGA to protect long-term shareholder value from excessive risk due to poor governance and sustainability practices.
Reactive
Reactive engagement is initiated by the issuers. SSGA routinely discusses specific voting issues and items with the issuer community. Reactive engagement is an opportunity to address not only voting items, but also a wide range of governance and sustainability issues.
SSGA has established an engagement protocol that further describes our approach to issuer engagement.

Measurement
Assessing the effectiveness of our issuer engagement process is often difficult. To limit the subjectivity of measuring our success we actively seek issuer feedback and monitor the actions issuers take post-engagement to identify tangible changes. By doing so, we are able to establish indicators to gauge how issuers respond to our concerns and to what degree these responses satisfy our requests. It is also important to note that successful engagement activity can be measured over differing time periods depending on the facts and circumstances involved. Engagements can last as short as a single meeting or span multiple years.
Depending on the issue and whether the engagement activity is reactive, recurring, or active, engagement with issuers can take the form of written communication, conference calls, or face-to-face meetings. SSGA believes active engagement is best conducted directly with company management or board members. Collaborative engagement, where multiple shareholders communicate with company representatives, can serve as a potential forum for issues that are not identified by SSGA as requiring active engagement, such as shareholder conference calls.
Proxy Voting Procedure
Oversight
The SSGA Asset Stewardship Team is responsible for developing and implementing the Proxy Voting and Engagement Guidelines (the “Guidelines”), case-by-case voting items, issuer engagement activities, and research and analysis of governance-related issues. The implementation of the Guidelines is overseen by the SSGA Global Proxy Review Committee (“PRC”), a committee of investment, compliance and legal professionals, who provide guidance on proxy issues as described in greater detail below. Oversight of the proxy voting process is ultimately the responsibility of the SSGA Investment Committee (“IC”). The IC reviews and approves amendments to the Guidelines. The PRC reports to the IC, and may refer certain significant proxy items to that committee.
Proxy Voting Process
In order to facilitate SSGA’s proxy voting process, SSGA retains Institutional Shareholder Services Inc. (“ISS”), a firm with expertise in proxy voting and corporate governance. SSGA utilizes ISS’s services in three ways: (1) as SSGA’s proxy voting agent (providing SSGA with vote execution and administration services); (2) for applying the Guidelines; and (3) as providers of research and analysis relating to general corporate governance issues and specific proxy items.
The SSGA Asset Stewardship Team reviews the Guidelines with ISS on an annual basis or on a case-by-case basis as needed. On most routine proxy voting items (e.g., ratification of auditors), ISS will affect the proxy votes in accordance with the Guidelines.
In other cases, the SSGA Asset Stewardship Team will evaluate the proxy solicitation to determine how to vote based on facts and circumstances, consistent with the Principles, and the accompanying Guidelines, that seek to maximize the value of our client accounts.
In some instances, the SSGA Asset Stewardship Team may refer significant issues to the SSGA PRC for a determination of the proxy vote. In addition, in determining whether to refer a proxy vote to the PRC, the SSGA Asset Stewardship Team will consider whether a material conflict of interest exists between the interests of our client and those of SSGA or its affiliates (as explained in greater detail in our Conflict Mitigation Guidelines).
SSGA votes in all markets where it is feasible; however, SSGA may refrain from voting meetings when power of attorney documentation is required, where voting will have a material impact on our ability to trade the security, where issuer- specific special documentation is required, or where various market or issuer certifications are required. SSGA is unable to vote proxies when certain custodians, used by our clients, do not offer proxy voting in a jurisdiction, or when they charge a meeting specific fee in excess of the typical custody service agreement.
Conflict of Interest
See SSGA’s standalone Conflict Mitigation Guidelines.
Proxy Voting and Engagement Principles
Directors and Boards
The election of directors is one of the most important fiduciary duties SSGA performs as a shareholder. SSGA believes that well-governed companies can protect and pursue shareholder interests better and withstand the challenges of an uncertain economic environment. As such, SSGA seeks to vote director elections in a way which we, as a fiduciary, believe will maximize the long-term value of each portfolio’s holdings.
Principally, a board acts on behalf of shareholders by protecting their interests and preserving their rights. This concept establishes the standard by which board and director performance is measured. To achieve this fundamental principle, the role of the board, in SSGA’s view, is to carry out its responsibilities in the best long-term interest of the company and its shareholders. An independent and effective board oversees management, provides guidance on strategic matters, selects the CEO and other senior executives, creates a succession plan for the board and management, provides risk oversight and assesses the performance of the CEO and management. In contrast, management implements the business and capital allocation strategies and runs the company’s day-to-day operations. As part of SSGA’s engagement process, SSGA routinely discusses the importance of these responsibilities with the boards of issuers.

SSGA believes the quality of a board is a measure of director independence, director succession planning, board diversity, evaluations and refreshment and company governance practices. In voting to elect nominees, SSGA considers many factors. SSGA believes independent directors are crucial to good corporate governance and help management establish sound corporate governance policies and practices. A sufficiently independent board will effectively monitor management, maintain appropriate governance practices and perform oversight functions necessary to protect shareholder interests. SSGA also believes the right mix of skills, independence, diversity and qualifications among directors provides boards with the knowledge and direct experience to deal with risks and operating structures that are often unique and complex from one industry to another.
Accounting and Audit Related Issues
SSGA believes audit committees are critical and necessary as part of the board’s risk oversight role. The audit committee is responsible for setting out an internal audit function to provide robust audit and internal control systems designed to effectively manage potential and emerging risks to the company’s operations and strategy. SSGA believes audit committees should have independent directors as members, and SSGA will hold the members of the audit committee responsible for overseeing the management of the audit function. The disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. As a result, board oversight of the internal controls and the independence of the audit process are essential if investors are to rely on financial statements. Also, it is important for the audit committee to appoint external auditors who are independent from management as we expect auditors to provide assurance as of a company’s financial condition.
Capital Structure, Reorganization and Mergers
The ability to raise capital is critical for companies to carry out strategy, grow and achieve returns above their cost of capital. The approval of capital raising activities is fundamental to a shareholder’s ability to monitor the amounts of proceeds and to ensure capital is deployed efficiently. Altering the capital structure of a company is a critical decision for boards and in making such a critical decision, SSGA believes the company should have a well explained business rationale that is consistent with corporate strategy and not overly dilutive to its shareholders.
Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, liquidations, and other major changes to the corporation.
Proposals that are in the best interests of shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In evaluating mergers and acquisitions, SSGA considers the adequacy of the consideration and the impact of the corporate governance provisions to shareholders. In all cases, SSGA uses its discretion in order to maximize shareholder value.
Occasionally, companies add anti-takeover provisions that reduce the chances of a potential acquirer making an offer, or reducing the likelihood of a successful offer. SSGA does not support proposals that reduce shareholders’ rights, entrench management or reduce the likelihood of shareholders’ right to vote on reasonable offers.
Compensation
SSGA considers the board’s responsibility to include setting the appropriate level of executive compensation. Despite the differences among the types of plans and the awards possible, there is a simple underlying philosophy that guides SSGA’s analysis of executive compensation; SSGA believes that there should be a direct relationship between executive compensation and company performance over the long-term.
Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, SSGA considers factors such as adequate disclosure of different remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short- term incentives, alignment of pay structures with shareholder interests, as well as with corporate strategy and performance. SSGA may oppose remuneration reports where pay seems misaligned with shareholders’ interests. SSGA may also consider executive compensation practices when re-electing members of the remuneration committee.
SSGA recognizes that compensation policies and practices are unique from market to market; often with significant differences between the level of disclosures, the amount and forms of compensation paid, and the ability of shareholders to approve executive compensation practices. As a result, our ability to assess the appropriateness of executive compensation is often dependent on market practices and laws.
Environmental and Social Issues
As a fiduciary, SSGA considers the financial and economic implications of environmental and social issues first and foremost. Environmental and social factors may not only have an impact on the reputation of companies but may also represent significant operational risks and costs to business. Well-developed environmental and social management systems can generate efficiencies and enhance productivity, both of which impact shareholder value in the long-term.
SSGA encourages companies to be transparent about the environmental and social risks and opportunities they face and adopt robust policies and processes to manage such issues. In our view, companies that manage all risks and consider opportunities related to environmental and social issues are able to adapt faster to changes and appear to be better placed to achieve sustainable competitive advantage in the long-term. Similarly, companies with good risk management systems, which include environmental and social policies, have a stronger position relative to their peers to manage risk and change, which could be the result of anything from regulation and litigation, physical threats (severe weather, climate change), economic trends to shifts in consumer behavior.

In their public reporting, we expect companies to disclose information on relevant management tools and material environmental and social performance metrics. We support efforts by companies to demonstrate how sustainability fits into operations and business activities. SSGA’s team of analysts evaluates these risks and shareholder proposals relating to them on an issuer by issuer basis; understanding that environmental and social risks can vary widely depending on a company, its industry, operations, and geographic footprint. SSGA may also take action against the re-election of board members if we have serious concerns over ESG practices and the company has not been responsive to shareholder requests to amend them.
General/Routine
Although SSGA does not seek involvement in the day-to-day operations of an organization, SSGA recognizes the need for conscientious oversight and input into management decisions that may affect a company’s value. SSGA supports proposals that encourage economically advantageous corporate practices and governance, while leaving decisions that are deemed to be routine or constitute ordinary business to management and the board of directors.
Fixed Income Stewardship
The two elements of SSGA’s fixed income stewardship program are:
Proxy Voting:
While matters that come up for a vote at bondholder meetings vary by jurisdiction, examples of common proxy voting resolutions at bondholder meetings include:
•	Approving amendments to debt covenants and/or terms of issuance;
•	Authorizing procedural matters such as filing of required documents/other formalities;
•	Approving debt restructuring plans;
•	Abstaining from challenging the bankruptcy trustees;
•	Authorizing repurchase of issued debt security;
•	Approving the placement of unissued debt securities under the control of directors; and,
•	Approve spin-off/absorption proposals.
Given the nature of the items that come up for vote at bondholder meetings, SSGA takes a case-by-case approach to voting bondholder resolutions. Where necessary, SSGA will engage with issuers on voting matters prior to arriving at voting decisions. All voting decisions will be made in the best interest of our clients.
Issuer Engagement:
SSGA recognizes that debt holders have limited leverage with companies on a day-to-day basis. However, we believe that given the size of our holdings in corporate debt, SSGA can meaningfully influence ESG practices of companies through issuer engagement. Our guidelines for engagement with fixed income issuers broadly follow the engagement guidelines for our equity holdings as described above.
Securities on Loan
For funds where SSGA acts as trustee, SSGA may recall securities in instances where SSGA believes that a particular vote will have a material impact on the fund(s). Several factors shape this process. First, SSGA must receive notice of the vote in sufficient time to recall the shares on or before the record date. In many cases, SSGA does not receive timely notice, and is unable to recall the shares on or before the record date. Second, SSGA, exercising its discretion may recall shares if it believes the benefit of voting shares will outweigh the foregone lending income. This determination requires SSGA, with the information available at the time, to form judgments about events or outcomes that are difficult to quantify. Given past experience in this area, however, we believe that the recall of securities will rarely provide an economic benefit that outweighs the cost of the foregone lending income.
Reporting
Any client who wishes to receive information on how its proxies were voted should contact its SSGA relationship manager.
Managing Conflicts of Interest Arising From SSGA’s Proxy Voting and Engagement Activity
State Street Corporation has a comprehensive standalone Conflicts of Interest Policy and other policies that address a range of conflicts of interests identified. In addition, SSGA, the asset management business of State Street Corporation, maintains a conflicts register that identifies key conflicts and describes systems in place to mitigate the conflicts. This guidance** is designed to act in conjunction with related policies and practices employed by other groups within the organization. Further, they complement those policies and practices by providing specific guidance on managing the conflicts of interests that may arise through SSGA’s proxy voting and engagement activities.

Managing Conflicts of Interest Related to Proxy Voting
SSGA has policies and procedures designed to prevent undue influence on SSGA’s voting activities that may arise from relationships between proxy issuers or companies and State Street Corporation (“STT”), SSGA, SSGA affiliates, SSGA Funds or SSGA Fund affiliates.
Protocols designed to help mitigate potential conflicts of interest include:
•	Providing sole voting discretion to members of SSGA’s Asset Stewardship team. Members of the Asset Stewardship team may from time to time discuss views on proxy voting matters, company performance, strategy etc. with other STT or SSGA employees including portfolio managers, senior executives and relationship managers. However, final voting decisions are made solely by the SSGA Asset Stewardship Team, in a manner that is consistent with the best interests of all clients, taking into account various perspectives on risks and opportunities with a view of maximizing the value of client assets;
•	Exercising a singular vote decision for each ballot item regardless of our investment strategy;
•	Prohibiting members of SSGA’s Asset Stewardship team from disclosing SSGA’s voting decision to any individual not affiliated with the proxy voting process prior to the meeting or date of written consent, as the case may be;
•	Mandatory disclosure by members of the SSGA’s Asset Stewardship team, Global Proxy Review Committee (“PRC”) and Investment Committee (“IC”) of any personal conflict of interest (e.g., familial relationship with company management, serves as a director on the board of a listed company) to the Head of the Asset Stewardship team. Members are required to recuse themselves from any engagement or proxy voting activities related to the conflict;
•	In certain instances, client accounts and/or SSGA pooled funds, where SSGA acts as trustee, may hold shares in STT or other SSGA affiliated entities, such as mutual funds affiliated with SSGA Funds Management, Inc. In general, SSGA will outsource any voting decision relating to a shareholder meeting of STT or other SSGA affiliated entities to independent outside third parties. Delegated third parties exercise vote decisions based upon SSGA’s Proxy Voting and Engagement Guidelines (“Guidelines”); and
•	Reporting of voting guideline overrides, if any, to the PRC on a quarterly basis.
In general, we do not believe matters that fall within the Guidelines and are voted consistently with the Guidelines present any potential conflicts, since the vote on the matter has effectively been determined without reference to the soliciting entity. However, where matters do not fall within the Guidelines or where we believe that voting in accordance with the Guidelines is unwarranted, we conduct an additional review to determine whether there is a conflict of interest. In circumstances where a conflict has been identified and either: (i) the matter does not fall clearly within the Guidelines; or (ii) SSGA determines that voting in accordance with such guidance is not in the best interests of its clients, the Head of the Asset Stewardship team will determine whether a Material Relationship exists. If so, the matter is referred to the PRC. The PRC then reviews the matter and determines whether a conflict of interest exists, and if so, how to best resolve such conflict. For example, the PRC may (i) determine that the proxy vote does not give rise to a conflict due to the issues presented, (ii) refer the matter to the IC for further evaluation or (iii) retain an independent fiduciary to determine the appropriate vote.
Global Proxy Voting and Engagement Principles North America (United States & Canada)
State Street Global Advisors’ North America Proxy Voting and Engagement Guidelines* outline our expectations of companies listed on stock exchanges in the US and Canada. These guidelines complement and should be read in conjunction with SSGA’s Global Proxy Voting and Engagement Principles, which provide a detailed explanation of SSGA’s approach to voting and engaging with companies, and SSGA’s Conflict Mitigation Guidance.
SSGA’s North America Proxy Voting and Engagement Guidelines address areas including board structure, director tenure, audit related issues, capital structure, executive compensation, environmental, social and other governance related issues of companies listed on stock exchanges in the US and Canada (“North America”). Principally, we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value and protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy and overseeing executive management, to monitoring the risks that arise from a company’s business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.
When voting and engaging with companies in global markets, SSGA considers market specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. SSGA expects companies to observe the relevant laws and regulations of their respective markets as well as country specific best practice guidelines and corporate governance codes. When we feel that a country’s regulatory requirements do not address some of the key philosophical principles that SSGA believes are fundamental to its global voting guidelines, we may hold companies in such markets to our global standards.
In its analysis and research into corporate governance issues in North America, SSGA expects all companies to act in a transparent manner and provide detailed disclosure on board profiles, related-party transactions, executive compensation and other governance issues that impact shareholders’ long-term interests. Further, as a founding member of the Investor Stewardship Group (“ISG”), SSGA proactively monitors companies’ adherence to the Corporate Governance Principles for US listed companies. Consistent with the comply or explain expectations established by the principles, SSGA encourages companies to proactively disclose their level of compliance with the principles. In instances of non-compliance when companies cannot explain the nuances of their governance structure effectively, either publicly or through engagement, SSGA may vote against the independent board leader.

SSGA’s Proxy Voting and Engagement Philosophy
In our view, corporate governance and sustainability issues are an integral part of the investment process. The Asset Stewardship Team consists of investment professionals with expertise in corporate governance and company law, remuneration, accounting as well as environmental and social issues. SSGA has established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. SSGA engages with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagements to address significant shareholder concerns and environmental, social and governance (“ESG”) issues in a manner consistent with maximizing shareholder value.
The team works alongside members of SSGA’s active investment teams; collaborating on issuer engagements and providing input on company specific fundamentals. SSGA is also a member of various investor associations that seek to address broader corporate governance related policy issues in North America.
SSGA is a signatory to the United Nations Principles of Responsible Investment (“UNPRI”) and is compliant with the US Investor Stewardship Group Principles. We are committed to sustainable investing and are working to further integrate ESG principles into investment and corporate governance practices, where applicable and consistent with our fiduciary duty.
Directors and Boards
SSGA believes that a well constituted board of directors, with a good balance of skills, expertise and independence, provides the foundations for a well governed company. SSGA views board quality as a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. SSGA votes for the election/re-election of directors on a case-by-case basis after considering various factors including board quality, general market practice and availability of information on director skills and expertise. In principle, SSGA believes independent directors are crucial to good corporate governance and help management establish sound corporate governance policies and practices. A sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests. Further, SSGA expects boards of Russell 3000 and TSX listed companies to have at least one female board member.
Director related proposals include issues submitted to shareholders that deal with the composition of the board or with members of a corporation’s board of directors. In deciding which director nominee to support, SSGA considers numerous factors.
Director Elections
SSGA’s director election guideline focuses on companies’ governance profile to identify if a company demonstrates appropriate governance practices or if it exhibits negative governance practices. Factors SSGA considers when evaluating governance practices include, but are not limited to the following:
•	Shareholder rights;
•	Board independence; and
•	Board structure.
If a company demonstrates appropriate governance practices, SSGA believes a director should be classified as independent based on the relevant listing standards or local market practice standards. In such cases, the composition of the key oversight committees of a board should meet the minimum standards of independence. Accordingly, SSGA will vote against a nominee at a company with appropriate governance practices if the director is classified as non-independent under relevant listing standards or local market practice AND serves on a key committee of the board (compensation, audit, nominating or committees required to be fully independent by local market standards).
Conversely, if a company demonstrates negative governance practices, SSGA believes the classification standards for director independence should be elevated. In such circumstances, we will evaluate all director nominees based on the following classification standards:
•	Is the nominee an employee of or related to an employee of the issuer or its auditor;
•	Does the nominee provide professional services to the issuer;
•	Has the nominee attended an appropriate number of board meetings; or
•	Has the nominee received non-board related compensation from the issuer.
In the U.S. market where companies demonstrate negative governance practices, these stricter standards will apply not only to directors who are a member of a key committee but to all directors on the board as market practice permits. Accordingly, SSGA will vote against a nominee (with the exception of the CEO) where the board has inappropriate governance practices and is considered not independent based on the above independence criteria.
Additionally, SSGA may withhold votes from directors based on the following:
•	When overall average board tenure is excessive. In assessing excessive tenure, SSGA gives consideration to factors such as the preponderance of long tenured directors, board refreshment practices, and classified board structures;

•	When directors attend less than 75% of board meetings without appropriate explanation or providing reason for their failure to meet the attendance threshold;
•	CEOs of a public company who sit on more than three public company boards;
•	Director nominees who sit on more than six public company boards;
•	Directors of companies that have not been responsive to a shareholder proposal which received a majority shareholder support at the last annual or special meeting; consideration maybe given if management submits the proposal(s) on the ballot as a binding management proposal, recommending shareholders vote for the particular proposal(s);
•	Directors of companies have unilaterally adopted/ amended company bylaws that negatively impact SSGA’s shareholder rights (such as fee-shifting, forum selection and exclusion service bylaws) without putting such amendments to a shareholder vote;
•	Compensation committee members where there is a weak relationship between executive pay and performance over a five-year period;
•	Audit committee members if non-audit fees exceed 50% of total fees paid to the auditors; and
•	Directors who appear to have been remiss in their duties.
Director Related Proposals
SSGA generally votes for the following director related proposals:
•	Discharge of board members’ duties, in the absence of pending litigation, regulatory investigation, charges of fraud or other indications of significant concern;
•	Proposals to restore shareholders’ ability to remove directors with or without cause;
•	Proposals that permit shareholders to elect directors to fill board vacancies; and
•	Shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.
SSGA generally votes against the following director related proposals:
•	Requirements that candidates for directorships own large amounts of stock before being eligible to be elected;
•	Proposals that relate to the “transaction of other business as properly comes before the meeting”, which extend “blank check” powers to those acting as proxy; and
•	Proposals requiring two candidates per board seat.
Majority Voting
SSGA will generally support a majority vote standard based on votes cast for the election of directors.
SSGA will generally vote to support amendments to bylaws that would require simple majority of voting shares (i.e. shares cast) to pass or repeal certain provisions.
Annual Elections
SSGA generally supports the establishment of annual elections of the board of directors. Consideration is given to the overall level of board independence and the independence of the key committees as well as whether there is a shareholders rights plan.
Cumulative Voting
SSGA does not support cumulative voting structures for the election of directors.
Separation Chair/CEO
SSGA analyzes proposals for the separation of Chair/CEO on a case-by-case basis taking into consideration numerous factors, including but not limited to, the appointment of and role played by a lead director, a company’s performance and the overall governance structure of the company.
Proxy Access
In general, SSGA believes that proxy access is a fundamental right and an accountability mechanism for all long-term shareholders. SSGA will consider proposals relating to Proxy Access on a case-by-case basis. SSGA will support shareholder proposals that set parameters to empower long-term shareholders while providing management the flexibility to design a process that is appropriate for the company’s circumstances.
SSGA will review the terms of all other proposals and will support those proposals that have been introduced in the spirit of enhancing shareholder rights.
Considerations include but are not limited to the following:

•	The ownership thresholds and holding duration proposed in the resolution;
•	The binding nature of the proposal;
•	The number of directors that shareholders may be able to nominate each year;
•	Company governance structure;
•	Shareholder rights; and
•	Board performance.
Age/Term Limits
Generally, SSGA will vote against age and term limits unless the company is found to have poor board refreshment and director succession practices and has a preponderance of non-executive directors with excessively long tenures serving on the board.
Approve Remuneration of Directors
Generally, SSGA will support directors’ compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making our determination, we review whether the compensation is overly dilutive to existing shareholders.
Indemnification
Generally, SSGA supports proposals to limit directors’ liability and/or expand indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
Classified Boards
SSGA generally supports annual elections for the board of directors.
Confidential Voting
SSGA will support confidential voting.
Board Size
SSGA will support proposals seeking to fix the board size or designate a range for the board size and will vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.
Audit Related Issues
Ratifying Auditors and Approving Auditor Compensation
SSGA supports the approval of auditors and auditor compensation provided that the issuer has properly disclosed audit and non-audit fees relative to market practice and the audit fees are not deemed excessive. SSGA deems audit fees to be excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditor. SSGA will support the disclosure of auditor and consulting relationships when the same or related entities are conducting both activities and will support the establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function.
In circumstances where “other” fees include fees related to initial public offerings, bankruptcy emergence, and spin-offs, and the company makes public disclosure of the amount and nature of those fees which are determined to be an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.
SSGA will support the discharge of auditors and requirements that auditors attend the annual meeting of shareholders.1
Capital Related Issues
Capital structure proposals include requests by management for approval of amendments to the certificate of incorporation that will alter the capital structure of the company.
The most common request is for an increase in the number of authorized shares of common stock, usually in conjunction with a stock split or dividend. Typically, requests that are not unreasonably dilutive or enhance the rights of common shareholders are supported. In considering authorized share proposals, the typical threshold for approval is 100% over current authorized shares. However, the threshold may be increased if the company offers a specific need or purpose (merger, stock splits, growth purposes, etc.). All proposals are evaluated on a case-by-case basis taking into account the company’s specific financial situation.
Increase in Authorized Common Shares
In general, SSGA supports share increases for general corporate purposes up to 100% of current authorized stock.
SSGA supports increases for specific corporate purposes up to 100% of the specific need plus 50% of current authorized common stock for US and Canadian firms.

When applying the thresholds, SSGA will also consider the nature of the specific need, such as mergers and acquisitions and stock splits.
Increase in Authorized Preferred Shares
SSGA votes on a case-by-case basis on proposals to increase the number of preferred shares.
Generally, SSGA will vote for the authorization of preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
SSGA will support proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense). However, SSGA will vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.
Unequal Voting Rights
SSGA will not support proposals authorizing the creation of new classes of common stock with superior voting rights and will vote against new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights. In addition, SSGA will not support capitalization changes that add “blank check” classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders.
However, SSGA will support capitalization changes that eliminate other classes of stock and/or unequal voting rights.
Mergers and Acquisitions
Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, liquidations, and other major changes to the corporation.
Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported.
In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported.
SSGA will generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to the following:
•	Offer premium;
•	Strategic rationale;
•	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest;
•	Offers made at a premium and where there are no other higher bidders; and
•	Offers in which the secondary market price is substantially lower than the net asset value.
SSGA may vote against a transaction considering the following:
•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets;
•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders; and
•	At the time of voting, the current market price of the security exceeds the bid price.
Anti–Takeover Issues
Typically, these are proposals relating to requests by management to amend the certificate of incorporation or bylaws to add or delete a provision that is deemed to have an anti-takeover effect. The majority of these proposals deal with management’s attempt to add some provision that makes a hostile takeover more difficult or will protect incumbent management in the event of a change in control of the company.
Proposals that reduce shareholders’ rights or have the effect of entrenching incumbent management will not be supported.
Proposals that enhance the right of shareholders to make their own choices as to the desirability of a merger or other proposal are supported.
Shareholder Rights Plans
US: SSGA will support mandates requiring shareholder approval of a shareholder rights plans (“poison pill”) and repeals of various anti-takeover related provisions.
In general, SSGA will vote against the adoption or renewal of a US issuer’s shareholder rights plan (“poison pill”).
SSGA will vote for an amendment to a shareholder rights plan (“poison pill”) where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of

20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced).
Canada: SSGA analyzes proposals for shareholder approval of a shareholder rights plans (“poison pill”) on a case-by-case basis taking into consideration numerous factors, including but not limited to, whether it conforms to ‘new generation’ rights plans and the scope of the plan.
Special Meetings
SSGA will vote for shareholder proposals related to special meetings at companies that do not provide shareholders the right to call for a special meeting in their bylaws if:
•	The company also does not allow shareholders to act by written consent; or
•	The company allows shareholders to act by written consent but the ownership threshold for acting by written consent is set above 25% of outstanding shares.
SSGA will vote for shareholder proposals related to special meetings at companies that give shareholders (with a minimum 10% ownership threshold) the right to call for a special meeting in their bylaws if:
•	The current ownership threshold to call for a special meeting is above 25% of outstanding shares.
SSGA will vote for management proposals related to special meetings.
Written Consent
SSGA will vote for shareholder proposals on written consent at companies if:
•	The company does not have provisions in their bylaws giving shareholders the right to call for a special meeting; or
•	The company allows shareholders the right to call for a special meeting but the current ownership threshold to call for a special meeting is above 25% of outstanding shares; and
•	The company has a poor governance profile.
SSGA will vote management proposals on written consent on a case-by-case basis.
Super–Majority
SSGA will generally vote against amendments to bylaws requiring super-majority shareholder votes to pass or repeal certain provisions. SSGA will vote for the reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such a reduction or elimination.
Remuneration Issues
Despite the differences among the types of plans and the awards possible there is a simple underlying philosophy that guides the analysis of all compensation plans; namely, are the terms of the plan designed to provide an incentive for executives and/or employees to align their interests with those of the shareholders and thus work toward enhancing shareholder value. Plans which benefit participants only when the shareholders also benefit are those most likely to be supported.
Advisory Vote on Executive Compensation and Frequency
SSGA believes executive compensation plays a critical role in aligning executives’ interest with shareholders’, attracting, retaining and incentivizing key talent, and ensuring positive correlation between the performance achieved by management and the benefits derived by shareholders. SSGA supports management proposals on executive compensation where there is a strong relationship between executive pay and performance over a five-year period. SSGA seeks adequate disclosure of different compensation elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long term and short term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy and performance. Further, shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance on an annual basis.
In Canada, where advisory votes on executive compensation are not commonplace, SSGA will rely primarily on engagement to evaluate compensation plans.
Employee Equity Award Plans
SSGA considers numerous criteria when examining equity award proposals. Generally, SSGA does not vote against plans for lack of performance or vesting criteria. Rather, the main criteria that will result in a vote against an equity award plan are:
Excessive voting power dilution To assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares and the issued but unexercised shares by the fully diluted share count. SSGA reviews that number in light of certain factors, including the industry of the issuer.

Historical option grants Excessive historical option grants over the past three years. Plans that provide for historical grant patterns of greater than five to eight percent are generally not supported.
Repricing SSGA will vote against any plan where repricing is expressly permitted. If a company has a history of repricing underwater options, the plan will not be supported.
Other criteria include the following:
•	Number of participants or eligible employees;
•	The variety of awards possible; and
•	The period of time covered by the plan.
There are numerous factors that we view as negative, and together, may result in a vote against a proposal:
•	Grants to individuals or very small groups of participants;
•	“Gun-jumping” grants which anticipate shareholder approval of a plan or amendment;
•	The power of the board to exchange “underwater” options without shareholder approval; this pertains to the ability of a company to reprice options, not the actual act of repricing described above;
•	Below market rate loans to officers to exercise their options;
•	The ability to grant options at less than fair market value;
•	Acceleration of vesting automatically upon a change in control; and
•	Excessive compensation (i.e. compensation plans which are deemed by SSGA to be overly dilutive).
Share Repurchases If a company makes a clear connection between a share repurchase program and its intent to offset dilution created from option plans and the company fully discloses the amount of shares being repurchased, the voting dilution calculation may be adjusted to account for the impact of the buy back.
Companies who do not (i) clearly state the intentions of any proposed share buy-back plan or (ii) disclose a definitive number of the shares to be bought back, (iii) specify the range of premium/discount to market price at which a company can repurchase shares and, (iv) disclose the time frame during which the shares will be bought back, will not have any such repurchase plan factored into the dilution calculation.
162(m) Plan Amendments If a plan would not normally meet the SSGA criteria described above, but is primarily being amended to add specific performance criteria to be used with awards designed to qualify for performance-based exception from the tax deductibility limitations of Section 162(m) of the Internal Revenue Code, then SSGA will support the proposal to amend the plan.
Employee Stock Option Plans
SSGA generally votes for stock purchase plans with an exercise price of not less than 85% of fair market value. However, SSGA takes market practice into consideration.
Compensation Related Items
SSGA will generally support the following proposals:
•	Expansions to reporting of financial or compensation-related information, within reason; and
•	Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee.
SSGA will generally vote against the following proposals:
•	Retirement bonuses for non-executive directors and auditors.
Miscellaneous/Routine Items
SSGA generally supports the following miscellaneous/routine governance items:
•	Reimbursement of all appropriate proxy solicitation expenses associated with the election when voting in conjunction with support of a dissident slate;
•	Opting-out of business combination provision;
•	Proposals that remove restrictions on the right of shareholders to act independently of management;
•	Liquidation of the company if the company will file for bankruptcy if the proposal is not approved;
•	Shareholder proposals to put option repricings to a shareholder vote;

•	General updating of, or corrective amendments to charter and bylaws not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors’ term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment);
•	Change in corporation name;
•	Mandates that amendments to bylaws or charters have shareholder approval;
•	Management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable;
•	Repeals, prohibitions or adoption of anti-greenmail provisions;
•	Management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced and proposals to implement a reverse stock split to avoid delisting; and
•	Exclusive forum provisions.
SSGA generally does not support the following miscellaneous/ routine governance items:
•	Proposals asking companies to adopt full tenure holding periods for their executives;
•	Reincorporation to a location that we believe has more negative attributes than its current location of incorporation;
•	Shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable;
•	Proposals to approve other business when it appears as a voting item;
•	Proposals giving the board exclusive authority to amend the bylaws; and
•	Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.
Environmental and Social Issues
As a fiduciary, we consider the financial and economic implications of environmental and social issues first and foremost. Environmental and social factors not only can have an impact on the reputation of companies; they may also represent significant operational risks and costs to business.
Well-developed environmental and social management systems can also generate efficiencies and enhance productivity, both of which impact shareholder value in the long-term.
SSGA encourages companies to be transparent about the environmental and social risks and opportunities they face and adopt robust policies and processes to manage such issues. In our view, companies that manage all risks and consider opportunities related to environmental and social issues are able to adapt faster to changes and appear to be better placed to achieve sustainable competitive advantage in the long-term. Similarly, companies with good risk management systems, which include environmental and social policies, have a stronger position relative to their peers to manage risk and change, which could result in anything from regulation and litigation, physical threats (severe weather, climate change), economic trends as well as shifts in consumer behavior.
In their public reporting, we expect companies to disclose information on relevant management tools and material environmental and social performance metrics. We support efforts by companies to try to demonstrate how sustainability fits into overall strategy, operations and business activities. SSGA’s team of analysts evaluates these risks on an issuer-by-issuer basis; understanding that environmental and social risks can vary widely depending on company industry, its operations, and geographic footprint.
1 Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.
Proxy Voting and Engagement Guidelines – Australia and New Zealand
SSGA’s Australia & New Zealand Proxy Voting and Engagement Guidelines* outline our expectations of companies listed on stock exchanges in Australia and New Zealand. These guidelines complement and should be read in conjunction with SSGA’s Global Proxy Voting and Engagement Principles which provide a detailed explanation of SSGA’s approach to voting and engaging with companies, and SSGA’s Conflict Mitigation Guidelines.
SSGA’s Australia and New Zealand Proxy Voting and Engagement Guidelines address areas including board structure, audit related issues, capital structure, remuneration, environmental, social and other governance related issues. Principally, we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value and protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy and overseeing executive management to monitoring the risks that arise from a company’s business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

When voting and engaging with companies in global markets, SSGA considers market specific nuances in the manner that we believe will best protect and promote the long-term economic value of client investments. SSGA expects companies to observe the relevant laws and regulations of their respective markets as well as country specific best practice guidelines and corporate governance codes. When we feel that a country’s regulatory requirements do not address some of the key philosophical principles that SSGA believes are fundamental to its global voting guidelines, we may hold companies in such markets to our global standards.
In its analysis and research into corporate governance issues in Australia and New Zealand, SSGA expects all companies at a minimum to comply with the ASX Corporate Governance Principles and proactively monitors companies’ adherence to applicable guidance and requirements. Consistent with the diverse ‘comply or explain’ expectations established by guidance and codes, SSGA encourages companies to proactively disclose their level of compliance with applicable guidance and requirements. In instances of non-compliance when companies cannot explain the nuances of their governance structure effectively, either publicly or through engagement, SSGA may vote against the independent board leader. On some governance matters, such as composition of audit committees, we hold Australian companies to our global standards requiring all directors on the committee to be independent of management.
SSGA’s Proxy Voting and Engagement Philosophy
In our view, corporate governance and sustainability issues are an integral part of the investment process. The Asset Stewardship Team consists of investment professionals with expertise in corporate governance and company law, remuneration, and accounting as well as environmental and social issues. SSGA has established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. SSGA engages with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and environmental, social and governance (“ESG”) issues in a manner consistent with maximizing shareholder value.
The team works alongside members of SSGA’s active fundamental and Asia-Pacific (“APAC”) investment teams; collaborating on issuer engagement and providing input on company specific fundamentals. SSGA is also a member of various investor associations that seek to address broader corporate governance related policy issues in the region.
SSGA is a signatory to the United Nations Principles of Responsible Investment (“UNPRI”). We are committed to sustainable investing and are working to further integrate ESG principles into investment and corporate governance practices, where applicable and consistent with our fiduciary duty.
Directors and Boards
SSGA believes that a well constituted board of directors, with a good balance of skills, expertise and independence, provides the foundations for a well governed company. SSGA views board quality as a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. SSGA votes for the election/re-election of directors on a case-by-case basis after considering various factors including board quality, general market practice and availability of information on director skills and expertise. In principle, SSGA believes independent directors are crucial to good corporate governance and help management establish sound ESG policies and practices. A sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests. SSGA expects boards of ASX-300 and New Zealand listed companies to be comprised of at least a majority of independent directors. Further, SSGA expects boards of ASX-300 listed companies to have at least one female board member. At all other Australian listed companies, SSGA expects boards to be comprised of at least one-third independent directors.
SSGA’s broad criteria for director independence in Australia and New Zealand include factors such as:
•	Participation in related-party transactions and other business relations with the company;
•	Employment history with company;
•	Relations with controlling shareholders; and
•	Family ties with any of the company’s advisers, directors or senior employees.
When considering the election or re-election of a director, SSGA also considers the number of outside board director-ships a non-executive and an executive may undertake as well as attendance at board meetings. In addition, SSGA monitors other factors that may influence the independence of a non-executive director, such as performance related pay, cross-directorships, significant shareholdings and tenure. SSGA supports the annual election of directors and encourages Australian and New Zealand companies to adopt this practice.
While SSGA is generally supportive of having the roles of chairman and CEO separated in the Australia and New Zealand markets, SSGA assesses the division of responsibilities between chairman and CEO on a case-by-case basis, giving consideration to factors such as company specific circumstances, overall level of independence on the board and general corporate governance standards in the company. Similarly, SSGA will monitor for circumstances where a combined chairman/CEO is appointed or where a former CEO becomes chairman.
SSGA may also consider factors such as board performance and directors who appear to be remiss in the performance of their oversight responsibilities when considering their suitability for reappointment (e.g. fraud, criminal wrongdoing and breach of fiduciary responsibilities).

SSGA believes companies should have committees for audit, remuneration and nomination oversight. The audit committee is responsible for monitoring the integrity of the financial statements of the company, appointing external auditors, monitoring their qualifications and independence as well their effectiveness and resource levels. ASX Corporate Governance Principles requires listed companies to have an audit committee of at least three members all of whom are non-executive directors and a majority of whom are independent directors. It also requires that the committee be chaired by an independent director who is not the chair of the board. SSGA holds Australian and New Zealand companies to its global standards for developed financial markets, by requiring that all members of the audit committee be independent directors.
In its analysis of boards, SSGA considers whether board members have adequate skills to provide effective oversight of corporate strategy, operations and risks, including environmental and social issues. Boards should also have a regular evaluation process in place to assess the effectiveness of the board and the skills of board members to address issues such as emerging risks, changes to corporate strategy and diversification of operations and geographic footprint. The nomination committee is responsible for evaluating and keeping under review the balance of skills, knowledge and experience of the board and ensuring that adequate succession plans are in place for directors and the CEO.
SSGA may vote against the re-election of members of the nomination committee if, over time, the board has failed to address concerns over board structure or succession.
Executive pay is another important aspect of corporate governance. SSGA believes that executive pay should be determined by the board of directors and SSGA expects companies to have in place remuneration committees to provide independent oversight over executive pay. ASX Corporate Governance Principles requires listed companies to have a remuneration committee of at least three members all of whom are non-executive directors and a majority of whom are independent directors. Since Australia has a non-binding vote on pay with a two-strike rule requiring a board spill vote in the event of a second strike, SSGA believes that the vote provides investors a mechanism to address concerns it may have on the quality of oversight provided by the board on remuneration issues. Accordingly SSGA voting guidelines accommodate local market practice.
Indemnification and limitations on liability
Generally, SSGA supports proposals to limit directors’ liability and/or expand indemnification and liability protection up to the limit provided by law, if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
Audit Related Issues
Companies should have robust internal audit and internal control systems designed for effective management of any potential and emerging risks to company operations and strategy. The responsibility of setting out an internal audit function lies with the audit committee, which should have as members independent non-executive directors.
Appointment of External Auditors
SSGA believes that a company’s auditor is an essential feature of an effective and transparent system of external supervision and shareholders should be given the opportunity to vote on their appointment or to re-appoint at the annual meeting. When appointing external auditors and approving audit fees, SSGA will take into consideration the level of detail in company disclosures and will generally not support such resolutions if adequate breakdown is not provided and if non-audit fees are more than 50% of audit fees. In addition, SSGA may vote against members of the audit committee if we have concerns with audit related issues or if the level of non-audit fees to audit fees is significant. In certain circumstances, SSGA may consider auditor tenure when evaluating the audit process.
Shareholder Rights and Capital Related Issues
Share Issuances
The ability to raise capital is critical for companies to carry out strategy, grow, and achieve returns above their cost of capital. The approval of capital raising activities is fundamental to shareholders’ ability to monitor the amounts of proceeds and to ensure capital is deployed efficiently. SSGA supports capital increases that have sound business reasons and are not excessive relative to a company’s existing capital base.
Pre-emption rights are a fundamental right for shareholders to protect their investment in a company. Where companies seek to issue new shares without pre-emption rights, SSGA may vote against if such authorities are greater than 20% of the issued share capital. SSGA may also vote against resolutions seeking authority to issue capital with pre-emption rights if the aggregate amount allowed seems excessive and is not justified by the board. Generally, we are against capital issuance proposals greater than 100% of the issued share capital when the proceeds are not intended for specific purpose.
Share Repurchase Programs
SSGA generally supports a proposal to repurchase shares, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the timeframe for the repurchase. SSGA may vote against share repurchase requests that allow share repurchases during a takeover period.

Dividends
SSGA generally supports dividend payouts that constitute 30% or more of net income. SSGA may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation; or, the payout is excessive given the company’s financial position. Particular attention will be paid where the payment may damage the company’s long-term financial health.
Mergers and Acquisitions
Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, liquidations, and other major changes to the corporation. Proposals that are in the best interests of shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported. SSGA will generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to the following:
•	Offer premium;
•	Strategic rationale;
•	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest;
•	Offers made at a premium and where there are no other higher bidders; and
•	Offers in which the secondary market price is substantially lower than the net asset value.
SSGA may vote against a transaction considering the following:
•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock;
•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders; and
•	At the time of voting, the current market price of the security exceeds the bid price.
Anti-Takeover Measures
SSGA opposes anti-takeover defenses, such as authorities for the board, when subject to a hostile takeover, to issue warrants convertible into shares to existing shareholders.
Remuneration
Executive Pay
There is a simple underlying philosophy that guides SSGA’s analysis of executive pay—there should be a direct relationship between remuneration and company performance over the long-term. Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, SSGA considers factors such as adequate disclosure of different remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long term and short term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy and performance. SSGA may oppose remuneration reports where there seems to be a misalignment between pay and shareholders’ interests and where incentive policies and schemes have a re-test option or feature. SSGA may also vote against the re-election of members of the remuneration committee if we have serious concerns over remuneration practices and the company has not been responsive to shareholder pressure to review its approach.
Equity Incentive Plans
SSGA may not support proposals on equity-based incentive plans where insufficient information is provided on matters such as grant limits, performance metrics, performance and vesting periods and overall dilution. SSGA does not generally support options under such plans being issued at a discount to market price or plans that allow for re-testing of performance metrics.
Non-Executive Director Pay
Authorities seeking shareholder approval for non-executive directors’ fees are generally not controversial. SSGA generally supports resolutions regarding directors’ fees unless disclosure is poor and we are unable to determine whether they are excessive relative to fees paid by other companies in the same country or industry. SSGA will evaluate on a company-by-company basis any non-cash or performance related pay to non-executive directors.
Risk Management
SSGA believes that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight on the risk management process established by senior executives at a company. SSGA allows boards discretion over how they provide oversight in this area. However, SSGA expects companies to disclose how the board provides oversight on its risk management system and to identify key risks facing the company. Boards should also review existing and emerging risks as they can change with a changing political and economic landscape, or as companies diversify or expand their operations into new areas.
Environmental and Social Issues

As a fiduciary, SSGA considers the financial and economic implications of environmental and social issues first and foremost. In this regard, SSGA supports environmental and social related items that we believe would protect or enhance shareholder value. Environmental and social factors not only can have an impact on the reputation of companies; they may also represent significant operational risks and costs to business. Well-developed environmental and social management systems can also generate efficiencies and enhance productivity, both of which impact shareholder value in the long term.
SSGA encourages companies to be transparent about the environmental and social risks and opportunities they face and adopt robust policies and processes to manage such issues. In our view, companies that manage all risks and consider opportunities related to environmental and social issues are able to adapt faster to changes and appear to be better placed to achieve sustainable competitive advantage in the long-term. Similarly, companies with good risk management systems, which include environmental and social policies, have a stronger position relative to their peers to manage risk and change, which could result in anything from regulation and litigation, physical threats (severe weather, climate change), economic trends as well as shifts in consumer behavior.
In their public reporting, we expect companies to disclose information on relevant management tools and material environmental and social performance metrics. We support efforts by companies to try to demonstrate how sustainability fits into overall strategy, operations and business activities. SSGA’s team of analysts evaluates these risks and shareholder proposals relating to them on an issuer by issuer basis; understanding that environmental and social risks can vary widely depending on company industry, its operations, and geographic footprint. SSGA may also take action against the re-election of members of the board if we have serious concerns over ESG practices and the company has not been responsive to shareholder concerns.
Proxy Voting and Engagement Principles Europe
SSGA’s European Proxy Voting and Engagement Guidelines* cover different corporate governance frameworks and practices in European markets excluding the United Kingdom and Ireland. These guidelines complement and should be read in conjunction with SSGA’s Global Proxy Voting and Engagement Principles which provide a detailed explanation of SSGA’s approach to voting and engaging with companies and SSGA’s Conflict Mitigation Guidelines.
SSGA’s Proxy Voting and Engagement Guidelines in European markets address areas including board structure, audit related issues, capital structure, remuneration, environmental, social and other governance related issues. Principally, we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value and protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy and, overseeing executive management to monitoring the risks that arise from a company’s business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.
When voting and engaging with companies in European markets, SSGA considers market specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. SSGA expects companies to observe the relevant laws and regulations of their respective markets as well as country specific best practice guidelines and corporate governance codes. When we feel that a country’s regulatory requirements do not address some of the key philosophical principles that SSGA believes are fundamental to its global voting guidelines, we may hold companies in such markets to our global standards.
In its analysis and research into corporate governance issues in European companies, SSGA also considers guidance issued by the European Commission and country-specific governance codes and proactively monitors companies’ adherence to applicable guidance and requirements. Consistent with the diverse ‘comply or explain’ expectations established by guidance and codes, SSGA encourages companies to proactively disclose their level of compliance with applicable guidance and requirements. In instances of non-compliance when companies cannot explain the nuances of their governance structure effectively, either publicly or through engagement, SSGA may vote against the independent board leader.
SSGA’s Proxy Voting and Engagement Philosophy
In our view, corporate governance and sustainability issues are an integral part of the investment process. The Asset Stewardship Team consists of investment professionals with expertise in corporate governance and company law, remuneration, accounting as well as environmental and social issues. SSGA has established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. SSGA engages with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and environmental, social and governance (“ESG”) issues in a manner consistent with maximizing shareholder value.
The team works alongside members of SSGA’s active fundamental and EMEA investment teams; collaborating on issuer engagement and providing input on company specific fundamentals. SSGA is also a member of various investor associations that seek to address broader corporate governance related policy issues in European markets.
SSGA is a signatory to the United Nations Principles of Responsible Investment (“UNPRI”). We are committed to sustainable investing and are working to further integrate ESG principles into investment and corporate governance practices, where applicable and consistent with our fiduciary duty.

Directors and Boards
SSGA believes that a well constituted board of directors, with a good balance of skills, expertise and independence, provides the foundations for a well governed company. SSGA views board quality as a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. SSGA votes for the election/re–election of directors on a case-by-case basis after considering various factors including board quality, general market practice and availability of information on director skills and expertise. In principle, SSGA believes independent directors are crucial to good corporate governance and help management establish sound corporate governance policies and practices.
A sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests. Further, SSGA expects boards of STOXX Europe 600 listed companies to have at least one female board member.
SSGA’s broad criteria for director independence in European companies include factors such as:
•	Participation in related–party transactions and other business relations with the company;
•	Employment history with company;
•	Relations with controlling shareholders;
•	Family ties with any of the company’s advisers, directors or senior employees;
•	Employee and government representatives; and
•	Overall average board tenure and individual director tenure at issuers with classified and de-classified boards, respectively.
While, overall board independence requirements and board structures differ from market to market, SSGA considers voting against directors it deems non–independent if overall board independence is below one third or overall independence is below fifty-percent after excluding employee-representatives and/or directors elected in accordance with local laws who are not elected by shareholders.. SSGA also assesses the division of responsibilities between chairman and CEO on a case–by–case basis, giving consideration to factors such as overall level of independence on the board and general corporate governance standards in the company. SSGA may support a proposal to discharge the board, if a company fails to meet adequate governance standards or board level independence.
When considering the election or re-election of a non-executive director, SSGA also considers the number of outside board directorships a non-executive can undertake, attendance at board meetings, and cross-directorships. In addition, SSGA may vote against the election of a director whose biographical disclosures are insufficient to assess his or her role on the board and/or independence.
Although we generally are in favor of the annual election of directors, we recognize that director terms vary considerably in different European markets. SSGA may vote against article/bylaw changes that seek to extend director terms. In addition, in certain markets, SSGA may vote against directors if their director terms extend beyond four years.
SSGA believes companies should have relevant board level committees for audit, remuneration and nomination oversight. The audit committee is responsible for monitoring the integrity of the financial statements of the company, appointing external auditors, monitoring their qualifications and independence as well their effectiveness and resource levels. Similarly, executive pay is an important aspect of corporate governance, and it should be determined by the board of directors. SSGA expects companies to have in place remuneration committees to provide independent oversight over executive pay. SSGA may vote against nominees who are executive members of audit or remuneration committees.
In its analysis of boards, SSGA considers whether board members have adequate skills to provide effective oversight of corporate strategy, operations and risks, including environmental and social issues. Boards should also have a regular evaluation process in place to assess the effectiveness of the board and the skills of board members to address issues such as emerging risks, changes to corporate strategy and diversification of operations and geographic footprint.
In certain European markets it is not uncommon for the election of directors to be presented in a single slate. In these cases, where executives serve on the audit or the remuneration committees, SSGA may vote against the entire slate.
SSGA may also consider factors such as board performance and directors who appear to be remiss in the performance of their oversight responsibilities (e.g. fraud, criminal wrongdoing and breach of fiduciary responsibilities).
Indemnification and Limitations on Liability
Generally, SSGA supports proposals to limit directors’ liability and/or expand indemnification and liability protection up to the limit provided by law, if he or she has not acted in bad faith, with gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
Audit Related Issues
Companies should have robust internal audit and internal control systems designed for effective management of any potential and emerging risks to company operations and strategy. The responsibility of setting out an internal audit function lies with the audit committee, which should have as members independent non-executive directors.

Appointment of External Auditors
SSGA believes that a company’s auditor is an essential feature of an effective and transparent system of external supervision and shareholders should be given the opportunity to vote on their appointment or re-appoint at the annual meeting. When appointing external auditors and approving audit fees, SSGA will take into consideration the level of detail in company disclosures and will generally not support such resolutions if adequate breakdown is not provided and if non-audit fees are more than 50% of audit fees. In addition, SSGA may vote against members of the audit committee if we have concerns with audit related issues or if the level of non-audit fees to audit fees is significant. In certain circumstances, SSGA may consider auditor tenure when evaluating the audit process.
Limit Legal Liability of External Auditors
SSGA generally opposes limiting the legal liability of audit firms as we believe this could create a negative impact on the quality of the audit function.
Shareholder Rights and Capital Related Issues
In some European markets, differential voting rights continue to exist. SSGA supports the “one share one vote” policy and favors a share structure where all shares have equal voting rights. SSGA believes pre-emption rights should be introduced for shareholders in order to provide adequate protection from being overly diluted from the issuance of new shares or convertible securities to third parties or a small number of select shareholders.
Unequal Voting Rights
SSGA generally opposes proposals authorizing the creation of new classes of common stock with superior voting rights and will generally oppose new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights. In addition, SSGA will not support capitalization changes that add classes of stock with undefined voting rights or classes that may dilute the voting interests of existing shareholders. SSGA supports proposals to abolish voting caps and capitalization changes that eliminate other classes of stock and/or unequal voting rights.
Increase in Authorized Capital
The ability to raise capital is critical for companies to carry out strategy, grow, and achieve returns above their cost of capital. The approval of capital raising activities is fundamental to shareholder’s ability to monitor the amounts of proceeds and to ensure capital is deployed efficiently. SSGA supports capital increases that have sound business reasons and are not excessive relative to a company’s existing capital base.
Pre-emption rights are a fundamental right for shareholders to protect their investment in a company. Where companies seek to issue new shares whilst dis-applying pre-emption rights, SSGA may vote against if such authorities are greater than 20% of the issued share capital. SSGA may also vote against resolutions seeking authority to issue capital with pre-emption rights if the aggregate amount allowed seems excessive and is not justified by the board. Generally, we are against capital issuance proposals greater than 100% of the issued share capital when the proceeds are not intended for a specific purpose.
Share Repurchase Programs
SSGA generally supports a proposal to repurchase shares, other than if the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, specify the range of premium/discount to market price at which a company can repurchase shares, and the timeframe for the repurchase. SSGA may vote against share re-purchase requests that allow share re-purchases during a takeover period.
Dividends
SSGA generally supports dividend payouts that constitute 30% or more of net income. SSGA may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation; or, the payout is excessive given the company’s financial position. Particular attention will be paid where the payment may damage the company’s long-term financial health.
Related Party Transactions
Certain companies in European markets have a controlled ownership structure and have complex cross-shareholdings between subsidiaries and parent companies (“related companies”). Such structures may result in the prevalence of related-party transactions between the company and its various stakeholders such as directors and management, subsidiaries and shareholders. In markets where shareholders are required to approve such transactions, SSGA expects companies to provide details of the transaction, such as the nature, value and purpose of such a transaction. It also encourages independent directors to ratify such transactions. Further, SSGA encourages companies to describe the level of independent board oversight and the approval process, including details of any independent valuations provided by financial advisors on related-party transactions.

Mergers and Acquisitions
Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported.
SSGA will generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to the following:
•	Offer premium;
•	Strategic rationale;
•	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest;
•	Offers made at a premium and where there are no other higher bidders; and
•	Offers in which the secondary market price is substantially lower than the net asset value.
SSGA may vote against a transaction considering the following:
•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock;
•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders; and
•	At the time of voting, the current market price of the security exceeds the bid price.
Anti–Takeover Measures
European markets have diverse regulations concerning the use of share issuances as takeover defenses with legal restrictions lacking in some markets. SSGA supports a one-share, one-vote policy, for example, given that dual-class capital structures entrench certain shareholders and management, insulating them from possible takeovers. SSGA opposes unlimited share issuance authorizations as they may be used as anti-takeover devices, and they have the potential for substantial voting and earnings dilution. SSGA also monitors the duration of authorities to issue shares and whether there are restrictions and caps on multiple issuance authorities during the specified time periods. SSGA opposes anti-takeover defenses such as authorities for the board, when subject to a hostile takeover, to issue warrants convertible into shares to existing shareholders.
Remuneration
Executive Pay
Despite the differences among the types of plans and awards possible, there is a simple underlying philosophy that guides SSGA’s analysis of executive pay—there should be a direct relationship between remuneration and company performance over the long term.
Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, SSGA considers factors such as adequate disclosure of different remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy and performance. SSGA may oppose remuneration reports where pay seems misaligned with shareholders’ interests. SSGA may also vote against the re-election of members of the remuneration committee if we have serious concerns over remuneration practices and the company has not been responsive to shareholder pressure to review its approach.
Equity Incentives Plans
SSGA may not support proposals on equity-based incentive plans where insufficient information is provided on matters such as grant limits, performance metrics, performance and vesting periods and overall dilution. SSGA does not generally support options under such plans being issued at a discount to market price or plans that allow for re-testing of performance metrics.
Non–Executive Director Pay
In European markets, authorities seeking shareholder approval for non-executive directors’ fees are generally not controversial. SSGA generally supports resolutions regarding directors’ fees unless disclosure is poor and we are unable to determine whether they are excessive relative to fees paid by other companies in the same country or industry. SSGA will evaluate on a company-by-company basis any non-cash or performance related pay to non-executive directors.
Risk Management
SSGA believes that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight on the risk management process established by senior executives at a company. SSGA allows boards discretion over how they provide oversight in this area. However, SSGA expects companies to disclose how the board provides oversight on its risk management system and to identify key risks facing the company. Boards should also review existing and emerging risks as they can change with a changing political and economic landscape, or as companies diversify or expand their operations into new areas.

Environmental and Social Issues
As a fiduciary, SSGA considers the financial and economic implications of environmental and social issues first and foremost. In this regard, SSGA supports environmental and social related items that we believe would protect or enhance shareholder value. Environmental and social factors not only can have an impact on the reputation of companies; they may also represent significant operational risks and costs to business. Well-developed environmental and social management systems can also generate efficiencies and enhance productivity, both of which impact shareholder value in the long term.
SSGA encourages companies to be transparent about the environmental and social risks and opportunities they face and adopt robust policies and processes to manage such issues. In our view, companies that manage all risks and consider opportunities related to environmental and social issues are able to adapt faster to changes and appear to be better placed to achieve sustainable competitive advantage in the long-term. Similarly, companies with good risk management systems, which include environmental and social policies, have a stronger position relative to their peers to manage risk and change, which could result in anything from regulation and litigation, physical threats (severe weather, climate change), economic trends as well as shifts in consumer behavior.
In their public reporting, we expect companies to disclose information on relevant management tools and material environmental and social performance metrics. We support efforts by companies to try to demonstrate how sustainability fits into overall strategy, operations and business activities. SSGA’s team of analysts evaluates these risks and shareholder proposals relating to them on an issuer by issuer basis; understanding that environmental and social risks can vary widely depending on company industry, its operations, and geographic footprint. SSGA may also take action against the re-election of members of the board if we have serious concerns over ESG practices and the company has not been responsive to shareholder concerns.
Proxy Voting and Engagement Principles – Rest of the World
SSGA’s Rest of the World Proxy Voting and Engagement Guidelines* cover different corporate governance frameworks and practices in international markets not covered under specific country/regional guidelines. These guidelines complement and should be read in conjunction with SSGA’s overarching Global Proxy Voting and Engagement Principles which provides a detailed explanation of SSGA’s approach to voting and engaging with companies, and SSGA’s Conflict Mitigation Guidelines.
At SSGA, we recognize that countries in international markets not covered under specific country/regional guidelines are disparate in their corporate governance frameworks and practices. Concurrent with developing a company specific voting and engagement program, SSGA also evaluates the various factors that play into the corporate governance framework of a country. These factors include but are not limited to: (i) the macroeconomic conditions and broader political system in a country; (ii) quality of regulatory oversight, enforcement of property and shareholder rights; and (iii) the independence of judiciary. While emerging market countries tend to pose broad common governance issues across all markets, such as concentrated ownership, poor disclosure of financial and related-party transactions, and weak enforcement of rules and regulation, SSGA’s proxy voting guidelines are designed to identify and address specific governance concerns in each market.
SSGA’s Proxy Voting and Engagement Philosophy in Emerging Markets
SSGA’s approach to proxy voting and issuer engagement in emerging markets is designed to increase the value of our investments through the mitigation of governance risks. Since the overall quality of the corporate governance framework in an emerging market country drives the level of governance risks investors assign to a country, improving the macro governance framework in a country may help reduce governance risks, in turn, increasing the overall value of SSGA’s holdings over time. Therefore, in order to improve the overall governance framework and practices in a country, members of our proxy voting and engagement team endeavor to visit emerging market countries and meet with representatives from regulatory agencies and stock markets to highlight potential concerns with the macro governance framework of a country. SSGA is also a member of various investor associations that seek to address broader corporate governance related policy issues in emerging markets. To help mitigate company specific risk, the SSGA Asset Stewardship Team works alongside members of the active fundamental and emerging market teams to engage with emerging market companies on governance issues and address any specific concerns or to get more information regarding shareholder items that are to be voted on at upcoming shareholder meetings. This integrated approach to engagement drives SSGA’s proxy voting and engagement philosophy in emerging markets.
SSGA’s proxy voting guidelines in emerging markets addresses six broad areas:
•	Directors and Boards;
•	Accounting and Audit Related Issues;
•	Shareholder Rights and Capital Related Issues;
•	Remuneration;
•	Environmental and Social Issues; and
•	General/Routine Issues.

Directors and Boards
SSGA believes that a well constituted board of directors, with a good balance of skills, expertise and independence, provides the foundations for a well governed company. However, several factors such as low overall independence level requirements by market regulators, poor biographical disclosure of director profiles, prevalence of related-party transactions and the general resistance from controlling shareholders to increase board independence renders the election of directors as one of the most important fiduciary duties SSGA performs in emerging market companies.
SSGA votes for the election/re-election of directors on a case-by-case basis after considering various factors including general market practice and availability of information on director skills and expertise. SSGA expects companies to meet minimum overall board independence standards as defined in a corporate governance code or market practice. Therefore, in several countries, SSGA will vote against select non-independent directors if overall board independence levels do not meet market standards.
SSGA’s broad criteria for director independence in emerging market companies include factors such as:
•	Participation in related-party transactions;
•	Employment history with company;
•	Relations with controlling shareholders and other employees; and
•	Attendance levels.
In some countries, market practice calls for the establishment of a board level audit committee. In such cases, SSGA believes companies should have an audit committee that is responsible for monitoring the integrity of the financial statements of the company, appointing external auditors, monitoring their qualifications and independence as well as their effectiveness and resource levels. Based on our desire to enhance the quality of financial and accounting oversight provided by independent directors, SSGA expects that listed companies have an audit committee that is constituted of a majority of independent directors.
Audit Related Issues
The disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. As a result, board oversight of internal controls and the independence of the audit process are essential if investors are to rely on financial statements. SSGA believes that audit committees provide the necessary oversight on the selection and appointment of auditors, a company’s internal controls and accounting policies, and the overall audit process. In emerging markets, SSGA encourages boards to appoint an audit committee composed of a majority of independent auditors.
Appointment of External Auditors
SSGA believes that a company’s auditor is an essential feature of an effective and transparent system of external supervision and shareholders should be given the opportunity to vote on their appointment or re-appointment at the annual meeting. SSGA believes that it is imperative for audit committees to select outside auditors who are independent from management.
Shareholder Rights and Capital Related Issues
SSGA believes that changes to a company’s capital structure such as changes in authorized share capital, share repurchase and debt issuances are critical decisions made by the board. SSGA believes the company should have a well explained business rationale that is consistent with corporate strategy and should not overly dilute its shareholders.
Related Party Transactions
Most companies in emerging markets have a controlled ownership structure that often include complex cross-shareholdings between subsidiaries and parent companies (“related companies”). As a result, there is a high prevalence of related-party transactions between the company and its various stakeholders such as directors and management. In addition, inter-group loan and loan guarantees provided to related companies are some of the other related-party transactions that increase the risk profile of companies. In markets where shareholders are required to approve such transactions, SSGA expects companies to provide details of the transaction, such as the nature, value and purpose of such a transaction. It also encourages independent directors to ratify such transactions. Further, SSGA encourages companies to describe the level of independent board oversight and the approval process, including details of any independent valuations provided by financial advisors on related-party transactions.
Share Repurchase Programs
With regard to share repurchase programs, SSGA expects companies to clearly state the business purpose for the program and a definitive number of shares to be repurchased.

Mergers and Acquisitions
Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported.
SSGA evaluates mergers and structural reorganizations on a case-by-case basis. SSGA will generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to the following:
•	Offer premium;
•	Strategic rationale;
•	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest;
•	Offers made at a premium and where there are no other higher bidders; and
•	Offers in which the secondary market price is substantially lower than the net asset value.
SSGA may vote against a transaction considering the following:
•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock;
•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders; and
•	At the time of voting, the current market price of the security exceeds the bid price.
SSGA will actively seek direct dialogue with the board and management of companies we have identified through our screening processes. Such engagements may lead to further monitoring to ensure the company improves its governance or sustainability practices. In these cases, the engagement process represents the most meaningful opportunity for SSGA to protect long-term shareholder value from excessive risk due to poor governance and sustainability practices.
Remuneration
SSGA considers it to be the board’s responsibility to set appropriate levels of executive remuneration. Despite the differences among the types of plans and the awards possible, there is a simple underlying philosophy that guides SSGA’s analysis of executive remuneration; there should be a direct relationship between executive compensation and company performance over the long term. In emerging markets we encourage companies to disclose information on senior executive remuneration.
With regard to director remuneration, SSGA supports director pay provided the amounts are not excessive relative to other issuers in the market or industry and are not overly dilutive to existing shareholders.
Environmental and Social Issues
As a fiduciary, SSGA considers the financial and economic implications of environmental and social issues first and foremost. In this regard, SSGA supports environmental and social related items that we believe would protect or enhance shareholder value. Environmental and social factors can not only have an impact on the reputation of companies; they may also represent significant operational risks and costs to business. Well-developed environmental and social management systems generate efficiencies and enhance productivity, both of which impact shareholder value in the long term.
SSGA encourages companies to be transparent about the environmental and social risks and opportunities they face and adopt robust policies and processes to manage such issues. Companies with good risk management systems, which include environmental and social policies, have a stronger position relative to their peers to manage risk and change. In their public reporting, we expect companies to disclose information on relevant management tools and material environmental and social performance metrics.
We support efforts by companies to try to demonstrate how sustainability fits into overall strategy, operations and business activities. SSGA’s team of analysts evaluates these risks on an issuer by issuer basis; understanding that environmental and social risks can vary widely depending on company industry, its operations, and geographic footprint.
In emerging markets, shareholders seldom vote on environmental and social issues. Therefore, SSGA addresses a company’s approach to identifying and managing environmental and social risks stemming for various aspects of its operations in its one-on-one engagement with companies.
General/Routine Issues
Some of the other issues that are routinely voted on in emerging markets include approving the allocation of income and accepting financial statements and statutory reports. For these voting items, SSGA’s guidelines consider several factors including historical dividend payouts, pending litigation, governmental investigations, charges of fraud or other indication of significant concerns.

Proxy Voting and Engagement Principles Japan
SSGA’s Japan Proxy Voting and Engagement Guidelines* outline our expectations of companies listed on stock exchanges in Japan. These guidelines complement and should be read in conjunction with SSGA’s overarching Global Proxy Voting and Engagement Guidelines, which provide a detailed explanation of SSGA’s approach to voting and engaging with companies, and SSGA’s Conflict Mitigation Guidelines.
SSGA’s Proxy Voting and Engagement Guidelines in Japan address areas including: board structure, audit related issues, capital structure, remuneration, environmental, social and other governance related issues. Principally, we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value and protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy and, overseeing executive management to monitoring the risks that arise from a company’s business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.
When voting and engaging with companies in Japan, SSGA takes into consideration the unique aspects of Japanese corporate governance structures. We recognize that under Japanese corporate law, companies may choose between two structures of corporate governance: the statutory auditor system or the committee structure. Most Japanese boards predominantly consist of executives and non-independent outsiders affiliated through commercial relationships or cross-shareholdings. Nonetheless, when evaluating companies, SSGA expects Japanese companies to address conflicts of interest, risk management and demonstrate an effective process for monitoring management. In its analysis and research into corporate governance issues in Japanese companies, SSGA also considers guidance issued by the Corporate Law Subcommittee of the Legislative Council within the Ministry of Justice as well as private study groups.
SSGA’s Proxy Voting and Engagement Philosophy
In our view, corporate governance and sustainability issues are an integral part of the investment process. The Asset Stewardship Team consists of investment professionals with expertise in corporate governance and company law, remuneration, and environmental and social issues. SSGA has established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. SSGA engages with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and environmental, social and governance (“ESG”) issues in a manner consistent with maximizing shareholder value.
The team works alongside members of SSGA’s active investment teams; collaborating on issuer engagement and providing input on company specific fundamentals. SSGA is also a member of various investor associations that seek to address broader corporate governance related policy issues in Japan.
SSGA is a signatory to the United Nations Principles of Responsible Investment (“UNPRI”) and is compliant with Japan’s Stewardship Code and Corporate Governance Code. We are committed to sustainable investing and are working to further integrate ESG principles into investment and corporate governance practices, where applicable and consistent with our fiduciary duty.
Directors and Boards
SSGA believes that a well constituted board of directors, with a good balance of skills, expertise and independence, provides the foundations for a well governed company. SSGA views board quality as a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. SSGA votes for the election/re-election of directors on a case-by-case basis after considering various factors including board quality, general market practice and availability of information on director skills and expertise. In principle, SSGA believes independent directors are crucial to good corporate governance and help management establish sound corporate governance policies and practices. A sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests. Further, SSGA expects boards of TOPIX 500 listed companies to have at least one female board member.
Japanese companies have the option of having a traditional board of directors with statutory auditors, a board with a committee structure, or a hybrid board with board level audit committee. SSGA will generally support companies that seek shareholder approval to adopt a committee or hybrid board structure.
Most Japanese issuers prefer the traditional statutory auditor structure. Statutory auditors act in a quasi-compliance role as they are not involved in strategic decision-making nor are they part of the formal management decision process. Statutory auditors attend board meetings but do not have voting rights at the board; however, they have the right to seek an injunction and conduct broad investigations of unlawful behavior in the company’s operations.
SSGA will support the election of statutory auditors, unless the outside statutory auditor nominee is regarded as non-independent based on SSGA criteria, the outside statutory auditor has attended less than 75 percent of meetings of the board of directors or board of statutory auditors during the year under review, or the statutory auditor has been remiss in the performance of their oversight responsibilities (fraud, criminal wrong-doing and breach of fiduciary responsibilities).
For companies with a statutory auditor structure there is no legal requirement that boards have outside directors, however, SSGA believes there should be a transparent process of independent and external monitoring of management on behalf of shareholders.

•	SSGA believes that boards of TOPIX 500 companies should have at least three independent directors or be at least one-third independent, whichever requires fewer independent directors, otherwise, SSGA may oppose the top executive who is responsible for the director nomination process; and
•	For controlled, non-TOPIX 500 companies with a statutory auditor structure or hybrid structure, SSGA may oppose the top executive, if the board does not have at least two independent directors.
•	For non-controlled, non-TOPIX 500 companies with a statutory auditor structure or hybrid structure, SSGA may oppose the top executive, if the board does not have at least two outside directors.
For companies with a committee structure or a hybrid board structure, SSGA also takes into consideration the overall independence level of the committees. In determining director independence, SSGA considers the following factors:
•	Participation in related-party transactions and other business relations with the company;
•	Past employment with the company;
•	Provides professional services to the company; and
•	Family ties with the company.
Regardless of board structure, SSGA may oppose the election of a director for the following reasons:
•	Failure to attend board meetings; or
•	In instances of egregious actions related to a director’s service on the board.
Indemnification and Limitations on Liability
Generally, SSGA supports proposals to limit directors’ and statutory auditors’ liability and/or expand indemnification and liability protection up to the limit provided by law, if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. SSGA believes limitations and indemnification are necessary to attract and retain qualified directors.
Audit Related Items
SSGA believes that a company’s auditor is an essential feature of an effective and transparent system of external supervision and shareholders should have the opportunity to vote on their appointment at the annual meeting.
Ratifying External Auditors
SSGA will generally support the appointment of external auditors unless the external auditor is perceived as being non-independent and there are concerns about the accounts presented and the audit procedures followed.
Limit Legal Liability of External Auditors
SSGA generally opposes limiting the legal liability of audit firms as we believe this could create a negative impact on the quality of the audit function.
Capital Structure, Reorganization and Mergers
SSGA supports the “one share one vote” policy and favors a share structure where all shares have equal voting rights. SSGA supports proposals to abolish voting caps or multiple voting rights and will oppose measures to introduce these types of restrictions on shareholder rights.
SSGA believes pre-emption rights should be introduced for shareholders in order to provide adequate protection from being overly diluted from the issuance of new shares or convertible securities to third parties or a small number of select shareholders.
Unequal Voting Rights
SSGA generally opposes proposals authorizing the creation of new classes of common stock with superior voting rights and will generally oppose new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights. In addition, SSGA will not support capitalization changes that add classes of stock with undefined voting rights or classes that may dilute the voting interests of existing shareholders.
However, SSGA will support capitalization changes that eliminate other classes of stock and/or unequal voting rights.
Increase in Authorized Capital
SSGA generally supports increases in authorized capital where the company provides an adequate explanation for the use of shares. In the absence of an adequate explanation, SSGA may oppose the request if the increase in authorized capital exceeds 100 percent of the currently authorized capital. Where share issuance requests exceed our standard threshold, SSGA will consider the nature of the specific need, such as mergers and acquisitions and stock splits.

Dividends
SSGA generally supports dividend payouts that constitute 30% or more of net income. SSGA may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation; or, the payout is excessive given the company’s financial position. Particular attention will be paid where the payment may damage the company’s long-term financial health.
Share Repurchase Programs
Companies are allowed under Japan Corporate Law to amend their articles to authorize the repurchase of shares at the board’s discretion. SSGA will oppose an amendment to articles allowing the repurchase of shares at the board’s discretion. SSGA believes the company should seek shareholder approval for a share repurchase program at each year’s AGM, providing shareholders the right to evaluate the purpose of the repurchase.
SSGA generally supports a proposal to repurchase shares, other than if the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the timeframe for the repurchase. SSGA may vote against share repurchase requests that allow share repurchases during a takeover period.
Mergers and Acquisitions
Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported.
SSGA evaluates mergers and structural reorganizations on a case-by-case basis. SSGA will generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to the following:
•	Offer premium;
•	Strategic rationale;
•	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest;
•	Offers made at a premium and where there are no other higher bidders; and
•	Offers in which the secondary market price is substantially lower than the net asset value.
SSGA may vote against a transaction considering the following:
•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock;
•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders; and
•	At the time of voting, the current market price of the security exceeds the bid price.
Anti-Takeover Measures
In general, SSGA believes that adoption of poison pills that have been structured to protect management and to prevent takeover bids from succeeding is not in shareholders’ interest. A shareholder rights plan may lead to management entrenchment and discourage legitimate tender offers and acquisitions. Even if the premium paid to companies with a shareholder rights plan is higher than that offered to unprotected firms, a company’s chances of receiving a takeover offer in the first place may be reduced by the presence of a shareholder rights plan.
Proposals that reduce shareholders’ rights or have the effect of entrenching incumbent management will not be supported.
Proposals that enhance the right of shareholders to make their own choices as to the desirability of a merger or other proposal are supported.
Shareholder Rights Plans
In evaluating the adoption or renewal of a Japanese issuer’s shareholder rights plans (“ poison pill”) SSGA considers the following conditions: (i) release of proxy circular with details of the proposal with adequate notice in advance of meeting, (ii) minimum trigger, flip-in or flip-over of 20%, (iii) maximum term of three years, (iv) sufficient number of independent directors, (v) presence of an independent committee, (vi) annual election of directors, (vii) no other protective or entrenchment features. Additionally, SSGA considers the total duration a shareholder rights plan has been in effect.
In evaluating an amendment to a shareholder rights plan (“poison pill”), in addition to the conditions above, SSGA will also evaluate and consider supporting proposals where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers.
Compensation
In Japan, excessive compensation is rarely an issue. Rather, the problem is the lack of connection between pay and performance. Fixed salaries and cash retirement bonuses tend to comprise a significant portion of the compensation structure while performance-based pay is generally a small portion of the total pay. SSGA, where possible, seeks to encourage the use of performance based compensation in Japan as an incentive for executives and as a way to align interests with shareholders.

Approve Adjustment to Aggregate Compensation Ceiling for Directors
Remuneration for directors is generally reasonable. Typically, each company sets the director compensation parameters as an aggregate thereby limiting the total pay to all directors. When requesting a change, a company must disclose the last time the ceiling was adjusted and management provides the rationale for the ceiling increase. SSGA will generally support proposed increases to the ceiling if the company discloses the rationale for the increase. SSGA may oppose proposals to increase the ceiling if there has been corporate malfeasance or sustained poor performance.
Approve Annual Bonuses for Directors/Statutory Auditors
In Japan, since there are no legal requirements that mandate companies to seek shareholder approval before awarding a bonus, SSGA believes that existing shareholder approval of the bonus should be considered best practice. As a result, SSGA supports management proposals on executive compensation where there is a strong relationship between executive pay and performance over a five-year period.
Approve Retirement Bonuses for Directors/Statutory Auditors
Retirement bonuses make up a sizeable portion of directors’ and auditors’ lifetime compensation and are based on board tenure. While many companies in Japan have abolished this practice, there remain many proposals seeking shareholder approval for the total amounts paid to directors and statutory auditors as a whole. In general, SSGA supports these payments unless the recipient is an outsider or in instances where the amount is not disclosed.
Approve Stock Plan
Most option plans in Japan are conservative, particularly at large companies. Japan corporate law requires companies to disclose the monetary value of the stock options for directors and/or statutory auditors. Some companies do not disclose the maximum number of options that can be issued per year and shareholders are unable to evaluate the dilution impact. In this case, SSGA cannot calculate the dilution level and, therefore, SSGA may oppose such plans for poor disclosure. SSGA also opposes plans that allow for the repricing of the exercise price.
Deep Discount Options
As Japanese companies move away from the retirement bonus system, deep discount options plans have become more popular. Typically, the exercise price is set at JPY 1 per share. SSGA evaluates deep discount options using the same criteria used to evaluate stock options as well as considering the vesting period.
Environmental and Social Issues
As a fiduciary, SSGA considers the financial and economic implications of environmental and social issues first and foremost. In this regard, SSGA supports environmental and social related items that we believe would protect or enhance shareholder value. Environmental and social factors can not only have an impact on the reputation of companies; they may also represent significant operational risks and costs to business. Well-developed environmental and social management systems generate efficiencies and enhance productivity, both of which impact shareholder value in the long-term.
SSGA encourages companies to be transparent about the environmental and social risks and opportunities they face and adopt robust policies and processes to manage such issues. Companies with good risk management systems, which include environmental and social policies, have a stronger position relative to their peers to manage risk and change.
In their public reporting, we expect companies to disclose information on relevant management tools and material environmental and social performance metrics. We support efforts by companies to try to demonstrate how sustainability fits into overall strategy, operations and business activities. SSGA’s team of analysts evaluates these risks on an issuer by issuer basis; understanding that environmental and social risks can vary widely depending on company industry, its operations, and geographic footprint.
Miscellaneous/Routine Items
Expansion of Business Activities
Japanese companies’ articles of incorporation strictly define the types of businesses in which a company is permitted to engage. In general, SSGA views proposals to expand and diversify the company’s business activities as routine and non-contentious. SSGA will monitor instances where there has been an inappropriate acquisition and diversification away from the company’s main area of competence, which resulted in a decrease of shareholder value.
More Information
Any client who wishes to receive information on how its proxies were voted should contact its SSGA relationship manager.
Proxy Voting and Engagement Principles United Kingdom and Ireland
SSGA’s United Kingdom and Ireland Proxy Voting and Engagement Guidelines* outline our expectations of companies listed on stock exchanges in the United Kingdom and Ireland. These guidelines complement and should be read in conjunction with SSGA’s Global Proxy Voting and Engagement Principles, which provide a detailed explanation of SSGA’s approach to voting and engaging with companies and SSGA’s Conflict Mitigation guidelines.

SSGA’s United Kingdom (“UK”) and Ireland Proxy Voting and Engagement Guidelines address areas including board structure, audit related issues, capital structure, remuneration, environmental, social and other governance related issues. Principally, we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value and protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy, overseeing executive management to monitoring the risks that arise from a company’s business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.
When voting and engaging with companies in global markets, SSGA considers market specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. SSGA expects companies to observe the relevant laws and regulations of their respective markets as well as country specific best practice guidelines and corporate governance codes. When we feel that a country’s regulatory requirements do not address some of the key philosophical principles that SSGA believes are fundamental to its global voting guidelines, we may hold companies in such markets to our global standards.
In its analysis and research into corporate governance issues in the UK and Ireland, SSGA expects all companies, regardless of domicile, that obtain a primary listing on the London Stock Exchange or the Irish Stock Exchange to comply with the UK Corporate Governance Code and proactively monitors companies’ adherence to the Code. Consistent with the ‘comply or explain’ expectations established by the Code, SSGA encourages companies to proactively disclose their level of compliance with the Code. In instances of non-compliance when companies cannot explain the nuances of their governance structure effectively, either publicly or through engagement, SSGA may vote against the independent board leader.
SSGA’s Proxy Voting and Engagement Philosophy
In our view, corporate governance and sustainability issues are an integral part of the investment process. The Asset Stewardship Team consists of investment professionals with expertise in corporate governance and company law, remuneration, accounting as well as environmental and social issues. SSGA has established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. SSGA engages with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and environmental, social and governance (“ESG”) issues in a manner consistent with maximizing shareholder value.
The team works alongside members of SSGA’s active fundamental and EMEA investment teams; collaborating on issuer engagement and providing input on company specific fundamentals. SSGA is also a member of various investor associations that seek to address broader corporate governance related policy issues in the UK and European markets.
SSGA is a signatory to the United Nations Principles of Responsible Investment (“UNPRI”) and is compliant with the UK Stewardship Code. We are committed to sustainable investing and are working to further integrate ESG principles into investment and corporate governance practice, where applicable and consistent with our fiduciary duty.
Directors and Boards
SSGA believes that a well constituted board of directors, with a good balance of skills, expertise and independence, provides the foundations for a well governed company. SSGA views board quality as a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. SSGA votes for the election/re-election of directors on a case-by-case basis after considering various factors including board quality, general market practice and availability of information on director skills and expertise. In principle, SSGA believes independent directors are crucial to good corporate governance and help management establish sound corporate governance policies and practices.
A sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests. Further, SSGA expects boards of FTSE-350 listed companies to have at least one female board member.
SSGA’s broad criteria for director independence in UK companies include factors such as:
•	Participation in related-party transactions and other business relations with the company;
•	Employment history with company;
•	Excessive tenure and a preponderance of long-tenured directors:
•	Relations with controlling shareholders;
•	Family ties with any of the company’s advisers, directors or senior employees; and
•	If the company classifies the director as non-independent.
When considering the election or re-election of a director, SSGA also considers the number of outside board directorships a non-executive and an executive may undertake as well as attendance at board meetings. In addition, SSGA monitors other factors that may influence the independence of a non-executive director, such as performance related pay, cross-directorships and significant shareholdings. SSGA supports the annual election of directors.

While SSGA is generally supportive of having the roles of chairman and CEO separated in the UK market, SSGA assesses the division of responsibilities between chairman and CEO on a case-by-case basis, giving consideration to factors such as the company’s specific circumstances, overall level of independence on the board and general corporate governance standards in the company. Similarly, SSGA will monitor for circumstances where a combined chairman/CEO is appointed or where a former CEO becomes chairman.
SSGA may also consider factors such as board performance and directors who appear to be remiss in the performance of their oversight responsibilities when considering their suitability for reappointment (e.g. fraud, criminal wrongdoing and breach of fiduciary responsibilities).
SSGA believes companies should have committees for audit, remuneration and nomination oversight. The audit committee is responsible for monitoring the integrity of the financial statements of the company, appointing external auditors, monitoring their qualifications and independence as well their effectiveness and resource levels. Similarly, executive pay is an important aspect of corporate governance, and it should be determined by the board of directors. SSGA expects companies to have in place remuneration committees to provide independent oversight over executive pay. SSGA will vote against nominees who are executive members of audit or remuneration committees.
In its analysis of boards, SSGA considers whether board members have adequate skills to provide effective oversight of corporate strategy, operations and risks, including environmental and social issues. Boards should also have a regular evaluation process in place to assess the effectiveness of the board and the skills of board members to address issues such as emerging risks, changes to corporate strategy and diversification of operations and geographic footprint. The nomination committee is responsible for evaluating and keeping under review the balance of skills, knowledge and experience of the board and ensuring that adequate succession plans are in place for directors and the CEO. SSGA may vote against the re-election of members of the nomination committee if, over time, the board has failed to address concerns over board structure or succession.
Indemnification and Limitations on Liability
Generally, SSGA supports proposals to limit directors’ liability and/or expand indemnification and liability protection up to the limit provided by law, if he or she has not acted in bad faith, with gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
Audit Related Issues
Companies should have robust internal audit and internal control systems designed for effective management of any potential and emerging risks to company operations and strategy. The responsibility of setting out an internal audit function lies with the audit committee, which should have as members independent non-executive directors.
Appointment of External Auditors
SSGA believes that a company’s auditor is an essential feature of an effective and transparent system of external supervision and shareholders should be given the opportunity to vote on their appointment or re-appoint at the annual meeting. When appointing external auditors and approving audit fees, SSGA will take into consideration the level of detail in company disclosures and will generally not support such resolutions if an adequate breakdown is not provided and if non-audit fees are more than 50% of audit fees. In addition, SSGA may vote against members of the audit committee if we have concerns with audit related issues or if the level of non-audit fees to audit fees is significant. In certain circumstances, SSGA may consider auditor tenure when evaluating the audit process.
Limit Legal Liability of External Auditors
SSGA generally opposes limiting the legal liability of audit firms as we believe this could create a negative impact on the quality of the audit function.
Shareholder Rights and Capital Related Issues
Share Issuances
The ability to raise capital is critical for companies to carry out strategy, grow, and achieve returns above their cost of capital. The approval of capital raising activities is fundamental to shareholders’ ability to monitor the amounts of proceeds and to ensure capital is deployed efficiently. SSGA supports capital increases that have sound business reasons and are not excessive relative to a company’s existing capital base.
Pre-emption rights are a fundamental right for shareholders to protect their investment in a company. Where companies seek to issue new shares whilst dis-applying pre-emption rights, SSGA may vote against if such authorities are greater than 20% of the issued share capital. SSGA may also vote against resolutions seeking authority to issue capital with pre-emption rights if the aggregate amount allowed seems excessive and is not justified by the board. Generally, we are against capital issuance proposals greater than 100% of the issued share capital when the proceeds are not intended for a specific purpose.

Share Repurchase Programs
SSGA generally supports a proposal to repurchase shares, other than if the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, specify the range of premium/discount to market price at which a company can repurchase shares, and the timeframe for the repurchase. SSGA may vote against share re-purchase requests that allow share re-purchases during a takeover period.
Dividends
SSGA generally supports dividend payouts that constitute 30% or more of net income. SSGA may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation; or, the payout is excessive given the company’s financial position. Particular attention will be paid where the payment may damage the company’s long term financial health.
Mergers and Acquisitions
Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported.
SSGA will generally support transactions that maximize share-holder value. Some of the considerations include, but are not limited to the following:
•	Offer premium;
•	Strategic rationale;
•	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest;
•	Offers made at a premium and where there are no other higher bidders; and
•	Offers in which the secondary market price is substantially lower than the net asset value.
SSGA may vote against a transaction considering the following:
•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock;
•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders; and
•	At the time of voting, the current market price of the security exceeds the bid price.
Anti-Takeover Measures
SSGA opposes anti-takeover defenses such as authorities for the board when subject to a hostile takeover to issue warrants convertible into shares to existing shareholders.
Remuneration
Executive Pay
Despite the differences among the types of plans and awards possible, there is a simple underlying philosophy that guides SSGA’s analysis of executive pay—there should be a direct relationship between remuneration and company performance over the long term.
Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration policies and reports, SSGA considers factors such as adequate disclosure of different remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy and performance. SSGA may oppose remuneration reports where pay seems misaligned with shareholders’ interests. SSGA may also vote against the re-election of members of the remuneration committee if we have serious concerns over remuneration practices and the company has not been responsive to shareholder pressure.
Equity Incentives Plans
SSGA may not support proposals on equity-based incentive plans where insufficient information is provided on matters such as grant limits, performance metrics, performance and vesting periods and overall dilution. SSGA does not generally support options under such plans being issued at a discount to market price or plans that allow for re-testing of performance metrics.
Non-Executive Director Pay
Authorities seeking shareholder approval for non-executive directors’ fees are generally not controversial. SSGA generally supports resolutions regarding directors’ fees unless disclosure is poor and we are unable to determine whether they are excessive relative to fees paid by other companies in the same country or industry. SSGA will evaluate on a company- by-company basis any non-cash or performance related pay to non-executive directors.

Risk Management
SSGA believes that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight on the risk management process established by senior executives at a company. SSGA allows boards discretion over how they provide oversight in this area. However, SSGA expects companies to disclose how the board provides oversight on its risk management system and to identify key risks facing the company. Boards should also review existing and emerging risks as they can change with a changing political and economic landscape, or as companies diversify or expand their operations into new areas.
Environmental and Social Issues
As a fiduciary, SSGA considers the financial and economic implications of environmental and social issues first and foremost. In this regard, SSGA supports environmental and social related items that we believe would protect or enhance shareholder value. Environmental and social factors not only can have an impact on the reputation of companies; they may also represent significant operational risks and costs to business. Well-developed environmental and social management systems can also generate efficiencies and enhance productivity, both of which impact shareholder value in the long-term.
SSGA encourages companies to be transparent about the environmental and social risks and opportunities they face and adopt robust policies and processes to manage such issues. In our view, companies that manage all risks and consider opportunities related to environmental and social issues are able to adapt faster to changes and appear to be better placed to achieve sustainable competitive advantage in the long-term. Similarly, companies with good risk management systems, which include environmental and social policies, have a stronger position relative to their peers to manage risk and change, which could result in anything from regulation and litigation, physical threats (severe weather, climate change), economic trends as well as shifts in consumer behavior.
In their public reporting, we expect companies to disclose information on relevant management tools and material environmental and social performance metrics. We support efforts by companies to try to demonstrate how sustainability fits into overall strategy, operations and business activities. SSGA’s team of analysts evaluates these risks and shareholder proposals relating to them on an issuer by issuer basis; understanding that environmental and social risks can vary widely depending on company industry, its operations, and geographic footprint. SSGA may also take action against the re-election of members of the board if we have serious concerns over ESG practices and the company has not been responsive to shareholder concerns.
*These Global Proxy Voting and Engagement Guidelines are also applicable to SSGA Funds Management, Inc. (“SSGA FM”). SSGA FM is an SEC-registered investment adviser. SSGA FM, State Street Global Advisors Trust Company, and other advisory affiliates of State Street make up SSGA, the investment management arm of State Street Corporation.
**These Managing Conflicts of Interest Arising From SSGA’s Proxy Voting and Engagement Activity Guidelines are also applicable to SSGA FM.
Systematic Financial Management, L.P.
Proxy Voting Disclosure
Clients may delegate proxy voting authority over their account to Systematic in their investment management agreement or investment guidelines, or by other written direction to Systematic. Upon such delegation of proxy voting authority, Systematic will notify both its independent proxy-voting agent (“agent”) and the client’s custodian that Systematic’s agent will vote on behalf of Systematic for that client’s account. Systematic will also provide the client’s custodian with the appropriate instructions for delivery of proxy ballots for the client’s account. Systematic clients may revoke Systematic’s voting authority by providing written notice to Systematic
As stated above, Systematic has retained an independent proxy-voting agent (“agent”), and Systematic generally follows the agent’s proxy voting guidelines when voting proxies. The adoption of the agent’s proxy voting guidelines provides independent guidelines for voting proxies and is designed to remove conflicts of interest that could affect the outcome of a vote. The intent of this policy is to remove any discretion that Systematic may have to interpret how to vote proxies in cases where Systematic has a conflict of interest or the appearance of a conflict of interest.
Although under normal circumstances Systematic is not expected to exercise its voting discretion or to override the agent’s recommendation, Systematic’s Proxy Voting Committee will monitor any situation where Systematic believes it has a material conflict of interest, or where Systematic wishes to exercise its discretion or more closely review a particular matter. In these situations, the Proxy Voting Committee will provide the actual voting recommendation after a review of the vote(s) involved with such determination being based in the Committee’s determination of what is in the best interests of Systematic’s clients. Systematic uses consensus decisions when voting an issue and does not allow Portfolio Managers to vote proxies independently. Systematic’s Chief Compliance Officer (CCO) must approve any decision made on such vote prior to the vote being cast. In approving any such decision, the CCO will use his or her best judgment to ensure that the spirit of Systematic’s proxy voting guidelines is being followed. Systematic will maintain documentation of any such voting decision.
The agent has policies and procedures in place to mitigate potential conflicts of interest. The agent is obligated to notify Systematic, in advance of voting any proxies, in specific situations where it may have a material conflict of interest with a company whose proxy it is responsible for voting on behalf of a Systematic client. If this situation occurs, the agent will follow its procedures regarding conflicts of interest and Systematic will follow the same procedures it does for situations where it has a material conflict of interest, as described above.
Systematic maintains five sets of proxy voting guidelines: one based on AFL-CIO polices for Taft-Hartley Plan Sponsors, another for clients with Socially Responsible Investing guidelines, another for Public Plans, another for Catholic or other faith-based entities and the fifth being a General Policy for all other clients, covering U.S. and global proxies. Institutional clients may select which set of proxy guidelines they wish be used to vote their account’s proxies. In instances where the client does not select a voting policy, Systematic would typically apply the General Proxy Voting Policy when voting on behalf of the client. Systematic may process certain proxies without voting them, such as by making a decision to abstain from voting or take no action on such proxies (or on certain proposals within such proxies). Examples include, without limitation: proxies issued by companies that the firm has decided to sell, proxies issued for securities that the firm did not select for a client portfolio (such as securities selected by the client or a previous adviser, unsupervised securities held in a client’s account, money market securities or other securities selected by clients or their representatives other than Systematic), or proxies issued by foreign companies that impose burdensome or unreasonable voting, power of attorney or holding requirements such as with share blocking as further noted below.
Systematic also seeks to ensure that, to the extent reasonably feasible, proxies for which it receives ballots in good order and receives timely notice will be voted or otherwise processed (such as through a decision to abstain or take no action). Systematic may be unable to vote or otherwise process proxy ballots that are not received in a timely manner due to limitations of the proxy voting system, custodial limitations or other factors beyond the firm’s control. Such ballots may include, without limitation, ballots for securities out on loan under securities lending programs initiated by the client or its custodian, ballots not forwarded in a timely manner by a custodian, or ballots that were not received by Systematic from its proxy voting vendor on a timely basis.
Share Blocking
In general, unless otherwise directed by the client, Systematic will make reasonable efforts to vote client proxies in accordance with the proxy voting recommendations of the Firm’s proxy voting service provider. Systematic will generally decline to vote proxies if to do so would cause a restriction to be placed on Systematic’s ability to trade securities held in client accounts in “share blocking” countries. Accordingly, Systematic may abstain from votes in a share blocking country in favor of preserving its ability to trade any particular security at any time.
Systematic maintains written Proxy Voting Policies and Procedures as required by Rule 206(4)-6 under the Investment Advisers Act. These policies and procedures, in addition to how Systematic voted proxies for securities held in your account(s), are available upon request.
T. Rowe Price Associates, Inc. and Its Investment Adviser Affiliates
PROXY VOTING POLICIES AND PROCEDURES
RESPONSIBILITY TO VOTE PROXIES
T. Rowe Price Associates, Inc., T. Rowe Price International Ltd, T. Rowe Price (Canada), Inc., T. Rowe Price Hong Kong Limited, and T. Rowe Price Singapore Private Ltd. (collectively, “T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser (“Price Funds”) and by common trust funds, offshore funds, institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.
T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies. This document is updated annually.
Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.
Other Considerations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company's management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance. In addition to our proxy voting guidelines, we rely on a company’s disclosures, its board’s recommendations, a company’s track record, country-specific best practices codes, our research providers and, most importantly, our investment professionals’ views, in making voting decisions.
ADMINISTRATION OF POLICIES AND PROCEDURES
Proxy Committee. T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving corporate social responsibility issues. Certain delegated members of the Proxy Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Price Fund’s Investment Advisory Committee or counsel client’s portfolio manager.
Proxy Services Group. The Proxy Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.
Head of Corporate Governance. Our Head of Corporate Governance is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.
HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED
In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include voting recommendations as well as vote execution and reporting for the handling of proxy voting responsibility. In order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the Proxy Committee, ISS maintains and implements a custom voting policy for the Price Funds and other client accounts.
Meeting Notification
T. Rowe Price utilizes ISS’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through ProxyExchange, ISS’ web-based application.
Vote Determination
Each day, ISS delivers into T. Rowe Price’s proprietary proxy research platform a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.
Portfolio managers may decide to vote their proxies consistent with the guidelines, as set by the Proxy Committee, and instruct the Proxy Services Group to vote all proxies accordingly. Alternatively, portfolio managers may request to review the vote recommendations and sign off on all proxies before the votes are cast, or they may choose only to sign off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Services Group is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast contrary to our proxy voting guidelines.
T. Rowe Price Voting Policies
Specific proxy voting guidelines have been adopted by the Proxy Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics:
Election of Directors – For U.S. companies, T. Rowe Price generally supports slates with a majority of independent directors. However, T. Rowe Price may vote against outside directors who do not meet our criteria relating to their independence, particularly when they serve on key board committees, such as compensation and nominating committees, for which we believe that all directors should be independent. Outside of the U.S., we expect companies to adhere to the minimum independence standard established by regional corporate governance codes. At a minimum, however, we believe boards in all regions should include a blend of executive and non-executive members, and we are likely to vote against senior executives at companies with insufficient representation by independent directors. We also vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. Additionally, we may vote against compensation committee members who approve excessive executive compensation or severance arrangements. We support efforts to elect all board members annually because boards with staggered terms lessen directors’ accountability to shareholders and act as deterrents to takeover proposals. To strengthen boards’ accountability, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors and we may withhold votes from an entire board if they fail to implement shareholder proposals that receive majority support.
Anti-Takeover, Capital Structure and Corporate Governance Issues – T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. We may support shareholder proposals that call for the separation of the Chairman and CEO positions if we determine that insufficient governance safeguards are in place at the company.
Executive Compensation Issues – T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. We evaluate plans on a case-by-case basis, using a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives’ and shareholders’ incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives or contain the potential for excessive dilution relative to the company’s peers. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests. For companies with particularly egregious pay practices such as excessive severance packages, executives with outsized pledged/hedged stock positions, executive perks, and bonuses that are not adequately linked to performance, we may vote against compensation committee members. We analyze management proposals requesting ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) on a case-by-case basis, using a screen that assesses the long-term linkage between executive compensation and company performance as well as the presence of objectionable structural features in compensation plans. With respect to the frequency in which companies should seek advisory votes on compensation, in most cases we believe shareholders should be offered the opportunity to vote annually. Finally, we may oppose compensation committee members or even the entire board if we have cast votes against a company’s “Say-on-Pay” vote in consecutive years.
Mergers and Acquisitions – T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair consideration for their securities. We oppose a high proportion of proposals for the ratification of executive severance packages (“Say on Golden Parachute” proposals) in conjunction with merger transactions if we conclude these arrangements reduce the alignment of executives’ incentives with shareholders’ interests.
Corporate Social Responsibility Issues – Vote recommendations for corporate responsibility issues are generated by the Head of Corporate Governance using ISS’ proxy research and company reports. T. Rowe Price generally votes with a company’s management on social, environmental and corporate responsibility issues unless the issue has substantial investment implications for the company’s business or operations which have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company’s businesses.
Global Portfolio Companies – ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not appropriate for all markets. The Proxy Committee has reviewed ISS’ general global policies and has developed custom international proxy voting guidelines based on those recommendations and our own views as investors in these markets.
Fixed Income, Index and Passively Managed Accounts – Proxy voting for fixed income, index and other passively-managed portfolios is administered by the Proxy Services Group using T. Rowe Price’s guidelines as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process. In addition, fixed income accounts will generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security (i.e., consents, restructurings, reorganization proposals).
Divided Votes – In situations where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or Price Fund, the Proxy Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views often confer to discuss their positions because in most cases our votes reflect consensus across the Price Funds and other accounts.
Shareblocking – Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. T. Rowe Price’s policy is generally to refrain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.
Securities on Loan – The Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the applicable deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless we determine there is a material voting event that could affect the value of the loaned securities. In this event, we have the discretion to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

Monitoring and Resolving Conflicts of Interest
The Proxy Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are predetermined by the Proxy Committee, application of the guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the Proxy Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy.
Issues raising potential conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.
Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. In the event that there is no previously established guideline for a specific voting issue appearing on the T. Rowe Price Group proxy, the Price Funds will abstain on that voting item. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. In cases where the underlying fund of an investing Price Fund, including a fund-of-funds, holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the upper-tier fund in the same proportion as the votes cast by the shareholders of the underlying funds (other than the T. Rowe Price Reserve Investment Funds).
Limitations on Voting Proxies of Banks
T. Rowe Price has obtained relief from the U.S. Federal Reserve Board (the “FRB Relief”) which permits, subject to a number of conditions, T. Rowe Price to acquire in the aggregate on behalf of its clients, 10% or more of the total voting stock of a bank, bank holding company, savings and loan holding company or savings association (each a “Bank”), not to exceed a 15% aggregate beneficial ownership maximum in such Bank. One such condition affects the manner in which T. Rowe Price will vote its clients’ shares of a Bank in excess of 10% of the Bank’s total voting stock (“Excess Shares”). The FRB Relief requires that T. Rowe Price use its best efforts to vote the Excess Shares in the same proportion as all other shares voted, a practice generally referred to as “mirror voting,” or in the event that such efforts to mirror vote are unsuccessful, Excess Shares will not be voted. With respect to a shareholder vote for a Bank of which T. Rowe Price has aggregate beneficial ownership of greater than 10% on behalf of its clients, T. Rowe Price will determine which of its clients’ shares are Excess Shares on a pro rata basis across all of its clients’ portfolios for which T. Rowe Price has the power to vote proxies.
REPORTING, RECORD RETENTION AND OVERSIGHT
The Proxy Committee, and certain personnel under the direction of the Proxy Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price’s proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price’s proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.
Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to clients upon request.
T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. All proxy voting materials and supporting documentation are retained for six years (except for proxy statements available on the SEC’s EDGAR database).
Updated: February 2018

Torray LLC
PROXY VOTING POLICY AND PROCEDURES
GOVERNING STANDARDS
This Proxy Voting Policy and Procedures (the “Policy”) has been adopted by Torray LLC (“Torray”) to comply with Rule 206(4)-6 (the “Rule”) under the Investment Advisers Act of 1940 (“Advisers Act”). The Policy, which has been designed to ensure that Torray votes proxies in the best interest of its clients and provides clients with information about how their proxies are voted, contains procedures that have been reasonably designed to prevent and detect fraudulent, deceptive or manipulative acts by Torray and its advisory affiliates.1
LEGAL REQUIREMENTS
The Rule states that it is a fraudulent, deceptive, or manipulative act, practice or course of business within the meaning of Section 206(4) of the Advisers Act, for an investment adviser to exercise voting authority with respect to client securities, unless the adviser:
(a)	Adopts and implements written policies and procedures that are reasonably designed to ensure that the adviser votes client securities in the best interest of clients, which procedures must include how the adviser addresses material conflicts that may arise between its interests and those of its clients;
(b)	Discloses to clients how they may obtain information from the adviser about how it voted with respect to their securities; and
(c)	Describes to clients the adviser’s proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures to the requesting client.
In accordance with their obligations under the Rule, Torray has designed and adopted the following procedures to ensure that client proxies are voted in the best interest of clients at all times.
POLICY
The Policy applies to those client accounts that contain voting securities and for which Torray has authority to vote client proxies. The Policy will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues.
When voting proxies for client accounts, Torray’s primary objective is to make voting decisions in the interest of maximizing shareholder value. To that end, Torray will vote in a way that it believes, consistent with its fiduciary duty, will cause the issue to increase the most or decline the least in value. Consideration will be given to both the short and long term implications of the proposal to be voted on when considering the optimal vote.
In certain situations, a client or its fiduciary may provide Torray with a statement of proxy voting policy or guidelines. In these situations, Torray shall seek to comply with such policy or guidelines to the extent that it would not be inconsistent with applicable regulation or its fiduciary responsibilities.
PROCEDURES
A.	Torray votes proxies for all clients, unless the client has explicitly reserved proxy voting authority. Torray will maintain a list of all clients for which it does not vote proxies. The list will be maintained electronically and updated by an individual delegated by Torray’s Chief Compliance Officer (“CCO”) on an as-needed basis.
B.	Torray shall ensure that it is the designated party to receive proxy voting materials from companies or intermediaries. Such entities shall be instructed to direct all proxy voting materials to Torray’s CCO or delegated individual.
C.	Torray subscribes to the Broadridge Proxy Edge® service. This browser-based proxy voting system automates the physical paper handling and detailed recordkeeping needs of Torray’s proxy voting function.
D.	Proxy Edge® informs Torray of when it is required to vote a particular proxy on behalf of its clients. However, Torray retains all decision making authority with respect to the voting of client proxies and casts such proxy votes in an electronic format via the Internet over Proxy Edge’s® website.
E.	Torray’s CCO or delegated individual will provide all proxy solicitation information and materials to the appropriate investment personnel of Torray (i.e., portfolio managers, analysts, etc.) for their review and consideration.
F.	In general, Torray shall support management if management’s position appears reasonable and is not detrimental to the long-term equity ownership of the corporation. This procedure should not be interpreted as a predetermined policy to vote in favor of the management of companies held in client portfolios. As noted by the SEC in Advisers Act Release No. 2106, the fiduciary duty that Torray owes its clients prohibits the adoption of a policy to enter default proxy votes in favor of management. Thus, Torray shall review all client proxies in accordance with the general principles outlined above.
G.	If Torray finds that, for a particular security, management’s position on resolutions cannot be supported consistently, Torray shall review the quality of management and the projected future expectations of the issuer to determine whether Torray should sell its equity interest in such company.

H.	Torray’s investment personnel shall be responsible for making voting decisions with respect to all client proxies. Such decisions shall then be forwarded to Torray’s CCO or delegated individual, who will then ensure that such proxy votes are submitted in a timely manner.
I.	Torray’s CCO may delegate the actual voting of client proxies to any of Torray’s employees who are familiar with Broadridge’s Proxy Edge® service.
J.	Torray is not required to vote every client proxy and refraining from voting should not be construed as a violation of Torray’s fiduciary obligations. Torray shall at no time ignore or neglect its proxy voting responsibilities. However, there may be times when refraining from voting is in the client’s best interest, such as when an adviser’s analysis of a particular client proxy reveals that the cost of voting the proxy may exceed the expected benefit to the client (e.g., casting a vote on a foreign security may require that the adviser engage a translator or travel to a foreign country to vote in person). Such position also complies with Interpretive Bulletin 94-2 of the DOL. Additional examples where Torray may not vote on a particular proxy include: (1) a proxy is received with respect to securities that have been sold before the date of the shareholder meeting and are no longer held in a client account; (2) the terms of an applicable securities lending agreement prevent Torray from voting with respect to a loaned security; 3) despite reasonable efforts, Torray receives proxy materials without sufficient time to reach an informed voting decision and vote the proxies; (4) the terms of the security or any related agreement or applicable law preclude Torray from voting; or (5) the terms of an applicable advisory agreement reserve voting authority to the client or another party.
K.	Torray’s CFO shall be responsible for conducting the proxy voting cost-benefit analysis in those certain situations in which Torray believes it may be in its clients’ best interest for Torray not to vote a particular proxy. Torray’s CCO shall maintain documentation of any cost-benefit analysis with respect to client proxies that are not voted by Torray.
L.	Torray’s CCO will report any attempts by any of Torray personnel to influence the voting of client proxies in a manner that is inconsistent with Torray’s Policy. Such report shall be made to a member of the senior management team.
MATERIAL CONFLICTS OF INTEREST
A.	General: As noted previously, Torray will vote its clients’ proxies in the best interest of its clients and not its own. In voting client proxies, Torray shall avoid material conflicts of interest between the interests of Torray on the one hand and the interests of its clients on the other.
B.	Potential Material Conflicts of Interest: Torray is aware of the following potential material conflicts that could affect Torray’s proxy voting process in the future. It should be noted that these potential conflicts have been listed for informational purposes only and do not include all of the potential conflicts of interest that an adviser might face in voting client proxies. Torray acknowledges that the existence of a relationship of the types discussed below, even in the absence of any active efforts to solicit or influence Torray with respect to a proxy vote related to such relationship, is sufficient for a material conflict to exist.
•	Example Conflict No. 1: A client of Torray is affiliated with an issuer that is held in Torray’s client portfolios. For example, XYZ’s pension fund may engage Torray to manage its assets. XYZ is a public company and Torray’s clients hold shares of XYZ. This type of relationship may influence Torray to vote with management on proxies to gain favor with management. Such favor may influence XYZ’s decision to continue to engage Torray.
•	Example Conflict No. 2: A client of Torray is an officer or director of an issuer that is held in Torray’s client portfolios. Similar conflicts of interest exist in this relationship as discussed above in Example Conflict No. 1.
•	Example Conflict No. 3: Torray’s employees maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers. For example, the spouse of a Torray employee may be a high-level executive of an issuer that is held in Torray’s Funds. The spouse could attempt to influence Torray to vote in favor of management.
C.	Determining the Materiality of Conflicts of Interest: Determinations as to whether a conflict of interest is material will be made after internal discussion among senior management and the CCO. Where senior management or the CCO has a direct connection to the conflict in question, that person will be recused from the materiality discussion. Among the factors to be considered in determining the materiality of a conflict include whether the relevant client relationship accounts for a significant percentage of Torray’s annual revenues, or the percentage of Torray’s assets that is invested with a particular issuer. Materiality determinations are fact based, and will depend on the details of a particular situation. Whether a particular conflict of interest is deemed material will be based on the likelihood that the conflict might cause a proxy to be voted in a manner that was not in the best interests of Torray’s clients. All materiality deliberations will be memorialized in writing by the committee.
If the CCO and senior management determine that the conflict in question is not material, Torray will vote the proxy in accordance with the policies stated herein. If a material conflict may exist which cannot be otherwise addressed, Torray may choose one of several options including: (1) voting in accordance with the Proxy Procedures, if it involves little or no discretion; (2) voting as recommended by a third party service, if employed by Torray; (3) “echo” or “mirror” voting the proxies in the same proportion as the votes of other proxy holders that are not Torray clients; (4) if possible, erecting information barriers around the person or persons making the voting decision sufficient to insulate the decision from the conflict; or (6) if agreed upon in writing with the client, forwarding the proxies to affected clients and allowing them to vote their own proxies.

RECORDKEEPING
A.	General: In accordance with Rule 204-2(c)(2) under the Advisers Act, Torray shall maintain the following documents in an easily accessible place for five years, the first two in an appropriate office of Torray:
•	Proxy voting policies and procedures;
•	Proxy statements received regarding client securities;
•	Records of votes cast on behalf of clients;
•	Records of client requests for proxy voting information; and
•	Any documents prepared by Torray that were material to making a decision how to vote, or that memorialized the basis for the decision.
In lieu of maintaining its own copies of proxy statements as noted above, Torray may rely on proxy statements filed on the SEC’s EDGAR system See https://www.sec.gov/fast-answers/answersproxyhtfhtm.html).Additionally, Torray may rely on proxy statements and records of proxy votes cast by Torray that are maintained with a third party, such as Broadridge.
All proxy votes will be recorded with Broadridge, or if Broadridge does not hold the information, on the Proxy Voting Record or in another suitable place. In either case, the following information will be maintained:
•	The name of the issuer of the portfolio security;
•	The exchange ticker symbol of the portfolio security;
•	The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security;
•	The shareholder meeting date;
•	The number of shares Torray is voting on a firm-wide basis;
•	A brief identification of the matter voted on;
•	Whether the matter was proposed by the issuer or by a security holder;
•	Whether or not Torray cast its votes on the matter;
•	How Torray cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);
•	Whether Torray cast its vote with or against management; and
•	Whether any client requested an alternative vote on its proxy.
B.	Conflicting Votes: In the event that Torray votes the same proxy in two directions, it shall maintain documentation to support its voting (this may occur if a client requires Torray to vote a certain way on an issue, while Torray deems it beneficial to vote in the opposite direction for its other clients) in the permanent file.
C.	Client Request to Review Votes: Any request, whether written (including e-mail) or oral, received by any of Torray’s employees, must be promptly reported to Torray’s CCO. All written requests and responses to requests must be retained in Torray’s proxy voting file. The following additional procedures shall be followed with respect to a client request to review proxy voting information:
Torray’s CCO shall record the identity of the client, the date of the request, and the disposition (e.g., provided a written or oral response to client’s request, referred to third party, not a proxy voting client, other dispositions, etc.) in a designated log in the firm’s proxy voting file.
Torray shall provide the information requested, free of charge, to the client within a reasonable time period (no more than 10 business days) for their review. Clients are permitted to request, and Torray is required to distribute, the proxy voting record for such client for the five (5) year period prior to their request.
Updated February, 2017
1 A firm’s advisory affiliates are defined in this Policy to include: 1) all officers, partners, directors (or any person performing similar functions); 2) all persons directly or indirectly controlling or controlled by the adviser; and 3) all current employees.
Transamerica Asset Management, Inc.
Proxy Voting Policies and Procedures (“TAM Proxy Policy”)
I. Purpose
The TAM Proxy Policy is adopted in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”) and TAM’s fiduciary and other duties to its clients. The purpose of the TAM Proxy Policy is to ensure that where TAM exercises proxy voting authority with respect to client securities it does so in the best interests of the client, and that Sub-Advisers (as defined below) to TAM clients exercise voting authority with respect to TAM client securities in accordance with policies and procedures adopted by the Sub-Advisers under Rule 206(4)-6 and approved by the TAM client.

II. TAM’s Advisory Activities
TAM acts as investment adviser to Transamerica Funds., Transamerica Partners Portfolios, Transamerica Asset Allocation Variable Funds, and Transamerica Series Trust (collectively, the “Funds”). For most of the investment portfolios comprising the Funds, TAM has delegated day-to-day management of the portfolio, including the authority to buy, sell, or hold securities in the portfolio and to exercise proxy voting authority with respect to those securities, to one or more investment sub-advisers, pursuant to sub-advisory agreements entered into between TAM and each sub-adviser (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) and approved by the Board of Trustees/Directors of the client Fund (the “Board”). TAM serves as a “manager of managers” with respect to the Sub-Advisers and monitors their activities in accordance with the terms of an exemptive order granted by the Securities and Exchange Commission (Release No. IC-23379, August 5, 1998).
III. Summary of the TAM Proxy Policy
TAM delegates the responsibility to exercise voting authority with respect to securities held in the Funds’ portfolios for which one or more Sub-Advisers has been retained to the Sub-Adviser(s) for each such portfolio, in accordance with each applicable Sub-Adviser Proxy Policy (as defined below). TAM will collect and review each Sub-Adviser Proxy Policy, together with a certification from the Sub-Adviser that the Sub-Adviser Proxy Policy complies with Rule 206(4)-6, and submit these materials to the Board for approval. In the event that TAM is called upon to exercise voting authority with respect to client securities, TAM generally will vote in accordance with the recommendation of Glass, Lewis & Co., LLC. (“Glass Lewis”) or another qualified independent third party, except that if TAM believes the recommendation would not be in the best interest of the relevant portfolio and its shareholders, TAM will consult the Board of the relevant Fund (or a Committee of the Board) and vote in accordance with instructions from the Board or Committee.
IV. Delegation of Proxy Voting Authority to Sub-Advisers
TAM delegates to each Sub-Adviser the responsibility to exercise voting authority with respect to securities held by the portfolio(s), or portion thereof, managed by the Sub-Adviser. Each Sub-Adviser is responsible for monitoring, evaluating and voting on all proxy matters with regard to investments the Sub-Adviser manages for the Funds in accordance with the Sub-Adviser’s proxy voting policies and procedures adopted to comply with Rule 206(4)-6 (each, a “Sub-Adviser Proxy Policy” and collectively, the “Sub-Adviser Proxy Policies”).
V. Administration, Review and Submission to Board of Sub-Adviser Proxy Policies
A. Appointment of Proxy Administrator
TAM will appoint an officer to be responsible for collecting and reviewing the Sub-Adviser Proxy Policies and carrying out the other duties set forth herein (the “Proxy Administrator”).
B. Initial Review
1. The Proxy Administrator will collect from each Sub-Adviser:
a)	its Sub-Adviser Proxy Policy;
b)	a certification from the Sub-Adviser that (i) its Sub-Adviser Proxy Policy is reasonably designed to ensure that the Sub-Adviser votes client securities in the best interest of clients, and that the Sub-Adviser Proxy Policy includes an explanation of how the Sub-Adviser addresses material conflicts that may arise between the Sub-Adviser’s interests and those of its clients, (ii) the Sub-Adviser Proxy Policy has been adopted in accordance with Rule 206(4)-6, and (iii) the Sub-Adviser Proxy Policy complies the terms of Rule 206(4)-6; and
c)	a summary of the Sub-Adviser Proxy Policy suitable for inclusion in the client Fund’s registration statement, in compliance with Item 13(f) of Form N-1A, and a certification to that effect.
2. The Proxy Administrator will review each Sub-Adviser Proxy Policy with a view to TAM making a recommendation to the Board. In conducting its review, TAM recognizes that the Securities and Exchange Commission has not adopted specific policies or procedures for advisers, or provided a list of approved procedures, but has left advisers the flexibility to craft policies and procedures suitable to their business and the nature of the conflicts they may face. As a consequence, Sub-Adviser Proxy Policies are likely to differ widely. Accordingly, the Proxy Administrator’s review of the Sub-Adviser Proxy Policies will be limited to addressing the following matters:
a)	whether the Sub-Adviser Proxy Policy provides that the Sub-Adviser votes solely in the best interests of clients;
b)	whether the Sub-Adviser Proxy Policy includes a description of how the Sub-Adviser addresses material conflicts of interest that may arise between the Sub-Adviser or its affiliates and its clients; and
c)	whether the Sub-Adviser Proxy Policy includes both general policies and procedures as well as policies with respect to specific types of issues (for this purpose general policies include any delegation to a third party, policies relating to matters that may substantially affect the rights or privileges of security holders, and policies regarding the extent of weight given to the view of the portfolio company management; specific issues include corporate governance matters, changes to capital structure, stock option plans and other management compensation issues, and social corporate responsibility issues, among others).
3. The Proxy Administrator will review the certification provided pursuant to paragraph 1(b) above for completeness, and will review the summary provided pursuant to paragraph 1(c) above for compliance with the requirements of Form N-1A.

4. TAM will provide to the Board (or a Board Committee), the materials referred to in Section V.B.1. and a recommendation pursuant to the Proxy Administrator’s review of the Sub-Adviser Proxy Policy provided for in Section V.B.2.
5. TAM will follow the same procedure in connection with the engagement of any new Sub-Adviser.
C. Subsequent Review
TAM will request that each Sub-Adviser provide TAM with prompt notice of any material change in its Sub-Adviser Proxy Policy. TAM will report any such changes at the next quarterly Board meeting of the applicable Fund. No less frequently than once each calendar year, TAM will request that each Sub-Adviser provide TAM with its current Sub-Adviser Proxy Policy, or certify that there have been no material changes to its Sub-Adviser Proxy Policy or that all material changes have been previously provided for review by TAM and approval by the relevant Board(s), and that the Sub-Adviser Proxy Policy continues to comply with Rule 206(4)-6.
D. Record of Proxy Votes Exercised by Sub-Adviser
The Proxy Administrator, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as Glass Lewis), will maintain a record of any proxy votes (including the information called for in Items 1(a) through (i) of Form N-PX) exercised by the Sub-Adviser on behalf of a portfolio of the Funds. The Proxy Administrator, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as Glass Lewis), will maintain a complete proxy voting record with respect to each Fund. If TAM utilizes the services of a third party for maintaining the records above specified, TAM shall obtain an undertaking from the third party that it will provide the records promptly upon request.
VI. TAM Exercise of Proxy Voting Authority
A. Use of Independent Third Party
If TAM is called upon to exercise voting authority on behalf of a Fund client, TAM will vote in accordance with the recommendations of Glass Lewis or another qualified independent third party (the “Independent Third Party”), provided that TAM agrees that the voting recommendation issued by the Independent Third Party reflects the best interests of the relevant portfolio and its shareholders.
B. Conflict with View of Independent Third Party
If, in its review of the Independent Third Party recommendation, TAM believes that the recommendation is not in the best interests of the Fund client, TAM will submit to the Board (or a Board Committee) its reasons for disagreeing with the Independent Third Party, as well as full disclosure of any conflict of interest between TAM or its affiliates and the Fund in connection with the vote, and seek consent of the Board (or Committee) with respect to TAM’s proposed vote.
C. Asset Allocation Portfolios
For any asset allocation portfolio managed by TAM and operated, in whole or in part, as a “fund of funds”, TAM will vote proxies in accordance with the recommendations of the Board(s) of the Fund(s). If any such asset allocation portfolio holds shares of a registered investment company that is not a portfolio of a Fund, TAM will seek Board (or Committee) consent with respect to TAM’s proposed vote in accordance with the provisions of Section VI.B.
VII. Conflicts of Interest Between TAM or Its Affiliates and the Funds
The TAM Proxy Voting Policy addresses material conflicts that may arise between TAM or its affiliates and the Funds by, in every case where TAM exercises voting discretion, either (i) providing for voting in accordance with the recommendation of the Independent Third Party or Board(s); or (ii) obtaining the consent of the Board (or a Board Committee) with full disclosure of the conflict.
VIII. Recordkeeping
A. Records Generally Maintained
In accordance with Rule 204-2(c)(2) under the Advisers Act, the Proxy Administrator shall cause TAM to maintain the following records:
1.	the TAM Proxy Voting Policy; and
2.	records of Fund client requests for TAM proxy voting information.
B. Records for TAM Exercise of Proxy Voting Authority
In accordance with Rule 204-2(c)(2) under the Advisers Act, if TAM exercises proxy voting authority pursuant to Section VI above, TAM, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), shall make and maintain the following records:
1.	proxy statements received regarding matters it has voted on behalf of Fund clients;
2.	records of votes cast by TAM; and
3.	copies of any documents created by TAM that were material to deciding how to vote proxies on behalf of Fund clients or that memorialize the basis for such a decision.
If TAM utilizes the services of a third party for maintaining the records above specified, TAM shall obtain an undertaking from the third party that it will provide the records promptly upon request.

C. Records Pertaining to Sub-Adviser Proxy Policies
The Proxy Administrator will cause TAM and/or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), to maintain the following records:
1.	each Sub-Adviser Proxy Policy; and
2.	the materials delineated in Article V above.
If TAM utilizes the services of a third party for maintaining the records above specified, TAM shall obtain an undertaking from the third party that it will provide the records promptly upon request.
D. Time Periods for Record Retention
All books and records required to maintain under this Section VIII will be maintained in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on the record, the first two years in an appropriate office of TAM.
IX. Provision of TAM Proxy Policy to Fund Clients
The Proxy Administrator will provide each Fund’s Board (or a Board Committee) a copy of the TAM Proxy Policy at least once each calendar year.
Last Revised: July 1, 2012
Thompson, Siegel & Walmsley LLC
Proxy Voting Policy
Thompson, Siegel & Walmsley LLC (“TSW”) acknowledges it has a fiduciary obligation to its clients that requires it to monitor corporate events and vote client proxies. TSW has adopted and implemented written policies and procedures reasonably designed to ensure that proxies for domestic and foreign stock holdings are voted in the best interest of our clients on a best efforts basis. TSW recognizes that it (i) has a fiduciary responsibility under the Employee Retirement Income Securities Act (ERISA) to vote proxies prudently and solely in the best interest of plan participants and beneficiaries (ii) will vote stock proxies in the best interest of the client (non-ERISA) when directed (together, our “clients”). TSW has developed its policy to be consistent with, wherever possible, enhancing long-term shareholder value and leading corporate governance practices. TSW has retained the services of Institutional Shareholder Services (ISS). ISS is a Registered Investment Adviser under the Investment Advisers Act of 1940. As a leading provider of proxy voting and corporate governance services with 20+ years of experience, ISS serves more than 1,700 institutions. ISS’s core business is to analyze proxies and issue informed research and objective vote recommendations for more than 38,000 companies across 115 markets worldwide. ISS provides TSW proxy proposal research and voting recommendations and votes accounts on TSW’s behalf under the guidance of ISS’s standard voting guidelines which include:
•	Operational Issues
•	Corporate Responsibility
•	Board of Directors
•	Consumer Issues and Public Safety
•	Proxy Contests
•	Environment and Energy
•	Anti-takeover Defenses and Voting Related Issues
•	General Corporate Issues
•	Mergers and Corporate Restructurings
•	Labor Standards and Human Rights
•	State of Incorporation
•	Military Business
•	Capital Structure
•	Workplace Diversity
•	Executive & Director Compensation
•	Mutual Fund Proxies
•	Equity Compensation Plans
•	Specific Treatment of Certain Award Types in Equity Plan Evaluations

•	Other Compensation Proposals & Policies
•	Shareholder Proposals on Compensation
TSW’s proxy coordinator is responsible for monitoring ISS’s voting procedures on an ongoing basis. TSW’s general policy regarding the voting of proxies is as follows:
Proxy Voting Guidelines:
Routine and/or non-controversial, general corporate governance issues are normally voted with management; this would include the Approval of Independent Auditors.
Occasionally, ISS may vote against management’s proposal on a particular issue; such issues would generally be those deemed likely to reduce shareholder control over management, entrench management at the expense of shareholders, or in some way diminish shareholders’ present or future value. From time to time TSW will receive and act upon the client’s specific instructions regarding proxy proposals. TSW reserves the right to vote against any proposals motivated by political, ethical or social concerns. TSW and ISS will examine each issue solely from an economic perspective.
A complete summary of ISS’s voting guidelines, domestic & foreign, are available at: http://www.issgovernance.com/policy.
Conflicts of Interest:
Occasions may arise during the voting process in which the best interests of the clients conflicts with TSW’s interests. Conflicts of interest generally include (i) business relationships where TSW has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies (ii) personal or family relationships whereby an employee of TSW has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company. A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative. If TSW determines that a material conflict of interest exists, TSW will instruct ISS to vote using ISS’s standard policy guidelines which are derived independently from TSW.
Proxy Voting Process:
Upon timely receipt of proxy materials, ISS will automatically release vote instructions on client’s behalf as soon as custom research is completed. TSW retains authority to override the votes (before cut-off date) if they disagree with the vote recommendation.
The Proxy Coordinator will monitor the voting process at ISS via Proxy Exchange website (ISS’s online voting and research platform). Records of which accounts are voted, how accounts are voted, and how many shares are voted are kept electronically with ISS.
For proxies not received at ISS, TSW and ISS will make a best efforts attempt to receive ballots from the clients’ custodian.
TSW will be responsible for account maintenance – opening and closing of accounts, transmission of holdings and account environment monitoring.
Order Implementation Manager (proxy oversight representative) will keep abreast of any critical or exceptional events or events qualifying as a conflict of interest via ISS Proxy Exchange website and email. TSW has the ability to override vote instructions, and the Order Implementation Manager will consult with TSW’s Investment Policy Committee or product managers in these types of situations.
All proxies are voted solely in the best interest of clients.
Proactive communication takes place via regular meetings with ISS’s Client Relations Team.
Practical Limitations Relating to Proxy Voting:
While TSW uses its best efforts to vote proxies, in certain circumstances it may be impractical or impossible for TSW to do so. Identifiable circumstances include:
Limited Value: TSW may abstain from voting in those circumstances where it has concluded to do so would have no identifiable economic benefit to the client-shareholder.
Unjustifiable Cost: TSW may abstain from voting when the costs of or disadvantages resulting from voting, in TSW’s judgment, outweigh the economic benefits of voting.
Securities Lending: Certain of TSW’s clients engage in securities lending programs under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities are on loan at the record date, the client lending the security cannot vote that proxy. Because TSW generally is not aware of when a security may be on loan, it does not have an opportunity to recall the security prior to the record date. Therefore, in most cases, those shares will not be voted and TSW may not be able fully to reconcile the securities held at record date with the securities actually voted.
Failure to Receive Proxy Statements: TSW may not be able to vote proxies in connection with certain holdings, most frequently for foreign securities, if it does not receive the account’s proxy statement in time to vote the proxy.

Proxy Voting Records & Reports:
The proxy information is maintained by ISS on TSW’s behalf and includes the following: (i) name of the issuer, (ii) the exchange ticker symbol, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how the proxy was voted (for, against, abstained), (viii) whether the proxy was voted for or against management, and (ix) documentation materials to make the decision. TSW’s Proxy Coordinator coordinates retrieval and report production as required or requested.
Clients will be notified annually of their ability to request a copy of our proxy policies and procedures. A copy of how TSW voted on securities held is available free of charge upon request from our clients or by calling us toll free at (800) 697-1056.
Wellington Management Company LLP
Global Proxy Voting Guidelines
Introduction
Upon a client’s written request, Wellington Management Company LLP (“Wellington Management”) votes securities that are held in the client’s account in response to proxies solicited by the issuers of such securities. Wellington Management established these Global Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.
These guidelines are based on Wellington Management’s fiduciary obligation to act in the best economic interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Because ethical considerations can have an impact on the long-term value of assets, our voting practices are also attentive to these issues and votes will be cast against unlawful and unethical activity. Further, Wellington Management’s experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Global Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best economic interest of its clients.
Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The “(SP)” after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.
Voting Guidelines
Composition and Role of the Board of Directors
•	Election of Directors: Case-by-Case
We believe that shareholders’ ability to elect directors annually is the most important right shareholders have. We generally support management nominees, but will withhold votes from any director who is demonstrated to have acted contrary to the best economic interest of shareholders. We may also withhold votes from directors who failed to implement shareholder proposals that received majority support, implemented dead-hand or no-hand poison pills, or failed to attend at least 75% of scheduled board meetings.
•	Classify Board of Directors: Against
We will also vote in favor of shareholder proposals seeking to declassify boards.
•	Adopt Director Tenure/Retirement Age (SP): Against
•	Adopt Director & Officer Indemnification: For
We generally support director and officer indemnification as critical to the attraction and retention of qualified candidates to the board. Such proposals must incorporate the duty of care.
•	Allow Special Interest Representation to Board (SP): Against
•	Require Board Independence: For
We believe that, in the absence of a compelling counter-argument or prevailing market norms, at least 65% of a board should be comprised of independent directors, with independence defined by the local market regulatory authority. Our support for this level of independence may include withholding approval for non-independent directors, as well as votes in support of shareholder proposals calling for independence.
•	Require Key Board Committees to be Independent. For
Key board committees are the Nominating, Audit, and Compensation Committees. Exceptions will be made, as above, in respect of local market conventions.
•	Require a Separation of Chair and CEO or Require a Lead Director (SP): Case-by-Case
We will generally support management proposals to separate the Chair and CEO or establish a Lead Director.

•	Approve Directors’ Fees: For
•	Approve Bonuses for Retiring Directors: Case-by-Case
•	Elect Supervisory Board/Corporate Assembly: For
•	Elect/Establish Board Committee: For
•	Adopt Shareholder Access/Majority Vote on Election of Directors (SP): Case-by-Case
We believe that the election of directors by a majority of votes cast is the appropriate standard for companies to adopt and therefore generally will support those proposals that seek to adopt such a standard. Our support for such proposals will extend typically to situations where the relevant company has an existing resignation policy in place for directors that receive a majority of “withhold” votes. We believe that it is important for majority voting to be defined within the company’s charter and not simply within the company’s corporate governance policy.
Generally we will not support proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a majority of votes outstanding (i.e., total votes eligible to be cast as opposed to actually cast) standard.
Management Compensation
•	Adopt/Amend Stock Option Plans: Case-by-Case
•	Adopt/Amend Employee Stock Purchase Plans: For
•	Approve/Amend Bonus Plans: Case-by-Case
In the US, Bonus Plans are customarily presented for shareholder approval pursuant to Section 162(m) of the Omnibus Budget Reconciliation Act of 1992 (“OBRA”). OBRA stipulates that certain forms of compensation are not tax-deductible unless approved by shareholders and subject to performance criteria. Because OBRA does not prevent the payment of subject compensation, we generally vote “for” these proposals. Nevertheless, occasionally these proposals are presented in a bundled form seeking 162 (m) approval and approval of a stock option plan. In such cases, failure of the proposal prevents the awards from being granted. We will vote against these proposals where the grant portion of the proposal fails our guidelines for the evaluation of stock option plans.
•	Approve Remuneration Policy: Case-by-Case
•	To approve compensation packages for named executive Officers: Case-by-Case
•	To determine whether the compensation vote will occur every1, 2 or 3 years: 1 Year
•	Exchange Underwater Options: Case-by-Case
We may support value-neutral exchanges in which senior management is ineligible to participate.
•	Eliminate or Limit Severance Agreements (Golden Parachutes): Case-by-Case
We will oppose excessively generous arrangements, but may support agreements structured to encourage management to negotiate in shareholders’ best economic interest.
•	To approve golden parachute arrangements in connection with certain corporate transactions: Case-by-Case
•	Shareholder Approval of Future Severance Agreements Covering Senior Executives (SP): Case-by-Case
We believe that severance arrangements require special scrutiny, and are generally supportive of proposals that call for shareholder ratification thereof. But, we are also mindful of the board’s need for flexibility in recruitment and retention and will therefore oppose limitations on board compensation policy where respect for industry practice and reasonable overall levels of compensation have been demonstrated.
•	Expense Future Stock Options (SP): For
•	Shareholder Approval of All Stock Option Plans (SP): For
•	Disclose All Executive Compensation (SP): For
Reporting of Results
•	Approve Financial Statements: For
•	Set Dividends and Allocate Profits: For
•	Limit Non-Audit Services Provided by Auditors (SP): Case-by-Case
We follow the guidelines established by the Public Company Accounting Oversight Board regarding permissible levels of non-audit fees payable to auditors.

•	Ratify Selection of Auditors and Set Their Fees: Case-by-Case
We will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interest.
•	Elect Statutory Auditors: Case-by-Case
•	Shareholder Approval of Auditors (SP): For
Shareholder Voting Rights
•	Adopt Cumulative Voting (SP): Against
We are likely to support cumulative voting proposals at “controlled” companies (i.e., companies with a single majority shareholder), or at companies with two-tiered voting rights.
•	Shareholder Rights Plans: Case-by-Case
Also known as Poison Pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. However, these plans also may be misused to entrench management. The following criteria are used to evaluate both management and shareholder proposals regarding shareholder rights plans.
We generally support plans that include:
•	Shareholder approval requirement
•	Sunset provision
•	Permitted bid feature (i.e., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote).
Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank check preferred shares (see below).
•	Authorize Blank Check Preferred Stock: Case-by-Case
We may support authorization requests that specifically proscribe the use of such shares for anti-takeover purposes.
•	Eliminate Right to Call a Special Meeting: Against
•	Establish Right to Call a Special Meeting or Lower Ownership Threshold to Call a Special Meeting (SP): Case-by-Case
•	Increase Supermajority Vote Requirement: Against
We likely will support shareholder and management proposals to remove existing supermajority vote requirements.
•	Adopt Anti-Greenmail Provision: For
•	Adopt Confidential Voting (SP): Case-by-Case
We require such proposals to include a provision to suspend confidential voting during contested elections so that management is not subject to constraints that do not apply to dissidents.
•	Remove Right to Act by Written Consent: Against
Capital Structure
•	Increase Authorized Common Stock: Case-by-Case
We generally support requests for increases up to 100% of the shares currently authorized. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less liquid markets, we may impose a lower threshold.
•	Approve Merger or Acquisition: Case-by-Case
•	Approve Technical Amendments to Charter: Case-by-Case
•	Opt Out of State Takeover Statutes: For
•	Authorize Share Repurchase: For
•	Authorize Trade in Company Stock: For
•	Approve Stock Splits: Case-by-Case
We approve stock splits and reverse stock splits that preserve the level of authorized, but unissued shares.
•	Approve Recapitalization/Restructuring: Case-by-Case

•	Issue Stock with or without Preemptive Rights: Case-by-Case
•	Issue Debt Instruments: Case-by-Case
Environmental and Social Issues
We expect portfolio companies to comply with applicable laws and regulations with regards to environmental and social standards. We evaluate shareholder proposals related to environmental and social issues on a case-by-case basis.
•	Disclose Political and PAC Gifts (SP): Case-by-Case
•	Report on Sustainability (SP): Case-by-Case
Miscellaneous
•	Approve Other Business: Against
•	Approve Reincorporation: Case-by-Case
•	Approve Third-Party Transactions: Case-by-Case
Dated: March 8, 2012
Global Proxy Policy and Procedures
Introduction
Wellington Management has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of clients for whom it exercises proxy-voting discretion.
Wellington Management’s Proxy Voting Guidelines (the “Guidelines”) set forth broad guidelines and positions on common proxy issues that Wellington Management uses in voting on proxies. In addition, Wellington Management also considers each proposal in the context of the issuer, industry and country or countries in which the issuer’s business is conducted. The Guidelines are not rigid rules and the merits of a particular proposal may cause Wellington Management to enter a vote that differs from the Guidelines.
Statement of Policy
Wellington Management:
1.	Votes client proxies for which clients have affirmatively delegated proxy-voting authority, in writing, unless it determines that it is in the best interest of one or more clients to refrain from voting a given proxy.
2.	Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.
3.	Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.
Responsibility and Oversight
The Investment Research Group (“Investment Research”) monitors regulatory requirements with respect to proxy voting and works with the firm’s Legal and Compliance Group and the Corporate Governance Committee to develop practices that implement those requirements. Investment Research also acts as a resource for portfolio managers and research analysts on proxy matters as needed. Day-to-day administration of the proxy voting process is the responsibility of Investment Research. The Corporate Governance Committee is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines and for providing advice and guidance on specific proxy votes for individual issuers.
Procedures
Use of Third-Party Voting Agent
Wellington Management uses the services of a third-party voting agent to manage the administrative aspects of proxy voting. The voting agent processes proxies for client accounts, casts votes based on the Guidelines and maintains records of proxies voted.
Receipt of Proxy
If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent.
Reconciliation
Each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.

Research
In addition to proprietary investment research undertaken by Wellington Management investment professionals, Investment Research conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance and of current practices of specific companies.
Proxy Voting
Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:
•	Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by Investment Research and voted in accordance with the Guidelines.
•	Issues identified as “case-by-case” in the Guidelines are further reviewed by Investment Research. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.
•	Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.
Wellington Management reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that documentation and reports, for clients and for internal purposes, relating to the voting of proxies are promptly and properly prepared and disseminated.
Material Conflict of Interest Identification and Resolution Processes: Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate Governance Committee encourages all personnel to contact Investment Research about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict and if so whether the conflict is material.
If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate Governance Committee should convene.
Other Considerations
In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.
Securities Lending
In general, Wellington Management does not know when securities have been lent out pursuant to a client’s securities lending program and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.
Share Blocking and Re-registration
Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.
Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs
Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote, when the proxy materials are not delivered in a timely fashion or when, in Wellington Management’s judgment, the costs exceed the expected benefits to clients (such as when powers of attorney or consularization are required).
Additional Information: Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.
Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.
Dated: November 2016
Western Asset Management Company
Proxy Voting Policies and Procedures
BACKGROUND
An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.
Policy
As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.
While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).
In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.
Procedure
Responsibility and Oversight
The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.
Client Authority
The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.
Proxy Gathering
Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.
Proxy Voting
Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:
a. Proxies are reviewed to determine accounts impacted.
b. Impacted accounts are checked to confirm Western Asset voting authority.
c. Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)
d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.
e. Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.
f. Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing
Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.
Recordkeeping
Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:
•	A copy of Western Asset’s policies and procedures.
•	Copies of proxy statements received regarding client securities.
•	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.
•	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.
•	A proxy log including:
•	Issuer name;
•	Exchange ticker symbol of the issuer’s shares to be voted;
•	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;
•	A brief identification of the matter voted on;
•	Whether the matter was proposed by the issuer or by a shareholder of the issuer;
•	Whether a vote was cast on the matter;
•	A record of how the vote was cast; and
•	Whether the vote was cast for or against the recommendation of the issuer’s management team.
Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.
Disclosure
Western Asset’s proxy policies are described in the firm’s Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.
Conflicts of Interest
All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:
•	Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;
•	Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and
•	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.
Voting Guidelines
Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.
Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.
I. Board Approved Proposals
The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

Matters relating to the Board of Directors
Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:
•	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.
•	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.
•	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.
•	Votes are cast on a case-by-case basis in contested elections of directors.
Matters relating to Executive Compensation
Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:
•	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.
•	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.
•	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.
•	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.
Matters relating to Capitalization
The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.
•	Western Asset votes for proposals relating to the authorization of additional common stock.
•	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).
•	Western Asset votes for proposals authorizing share repurchase programs.
Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions
Western Asset votes these issues on a case-by-case basis on board-approved transactions.
Matters relating to Anti-Takeover Measures
Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:
•	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.
•	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.
Other Business Matters
Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.
•	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.
•	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.
II. Shareholder Proposals
SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:
•	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.
•	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

•	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.
III. Voting Shares of Investment Companies
Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.
•	Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.
•	Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.
IV. Voting Shares of Foreign Issuers
In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.
•	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.
•	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.
•	Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.
•	Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.
Retirement Accounts
For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.
In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

Appendix B – Portfolio Managers
In addition to managing the assets of each portfolio, a portfolio manager may have responsibility for managing other client accounts of the applicable adviser or its affiliates. The tables below show, per portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than each portfolio, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by a portfolio manager. Total assets attributed to a portfolio manager in the tables below include total assets of each account managed, although a portfolio manager may only manage a portion of such account's assets. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of each portfolio's most recent fiscal year end, except as otherwise noted.
Aegon USA Investment Management, LLC (“AUIM”)
Transamerica Aegon Government Money Market VP
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Asset Managed
Brian Barnhart, CFA	0	$0	1	$2.89 billion	13	$2.42 billion
Tyler A. Knight, CFA	6	$7.84 billion	0	$0	14	$5.48 billion
Calvin Norris, CFA	1	$327.0 million	1	$2.89 billion	16	$15.64 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Brian Barnhart, CFA	0	$0	0	$0	0	$0
Tyler A. Knight, CFA	0	$0	0	$0	0	$0
Calvin Norris, CFA	0	$0	0	$0	0	$0
Transamerica Aegon High Yield Bond VP
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Kevin Bakker, CFA	1	$1.95 billion	7	$2.76 billion	16	$3.76 billion
Benjamin D. Miller, CFA	1	$1.95 billion	7	$2.76 billion	16	$3.76 billion
James K. Schaeffer, Jr.	3	$3.04 billion	9	$3.59 billion	27	$6.85 billion
Derek Thoms	1	$1.95 billion	7	$2.76 billion	15	$1.87 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Kevin Bakker, CFA	0	$0	0	$0	1	$379.0 million
Benjamin D. Miller, CFA	0	$0	0	$0	1	$379.0 million
James K. Schaeffer, Jr.	0	$0	0	$0	6	$2.63 billion
Derek Thoms	0	$0	0	$0	1	$379.0 million
Transamerica Aegon U.S. Government Securities VP
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Bradley D. Doyle, CFA	5	$4.73 billion	1	$777.0 million	18	$36.91 billion
Charles Foster, CFA	0	$0	0	$0	4	$2.93 billion
Tyler A. Knight, CFA	6	$8.02 billion	0	$0	14	$5.48 billion
Calvin Norris, CFA	1	$508.0 million	1	$2.89 billion	16	$15.64 billion
Doug Weih, CFA	6	$7.95 billion	1	$777.0 million	13	$4.30 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Bradley D. Doyle, CFA	0	$0	0	$0	0	$0
Charles Foster, CFA	0	$0	0	$0	0	$0
Tyler A. Knight, CFA	0	$0	0	$0	0	$0
Calvin Norris, CFA	0	$0	0	$0	0	$0
Doug Weih, CFA	0	$0	0	$0	0	$0

Transamerica Multi-Managed Balanced VP
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Bradley D. Doyle, CFA	5	$4.35 billion	1	$777.0 million	18	$36.91 billion
Tyler A. Knight, CFA	6	$7.64 billion	0	$0	14	$5.48 billion
Sivakumar N. Rajan	3	$3.58 billion	0	$0	13	$1.93 billion
Doug Weih, CFA	6	$7.57 billion	1	$777.0 million	13	$4.3 billion
Brian W. Westhoff, CFA	5	$7.24 billion	2	$1.37 billion	17	$3.99 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Bradley D. Doyle, CFA	0	$0	0	$0	0	$0
Tyler A. Knight, CFA	0	$0	0	$0	0	$0
Sivakumar N. Rajan	0	$0	0	$0	0	$0
Doug Weih, CFA	0	$0	0	$0	0	$0
Brian W. Westhoff, CFA	0	$0	0	$0	0	$0
Conflict of Interest
At AUIM, individual portfolio managers may manage multiple accounts for multiple clients. In addition to the sub-advisory management of the portfolios, AUIM manages separate accounts for institutions as well as various affiliated entities, which could create the potential for conflicts of interest. Affiliate relationships represent AUIM’s largest clients. A conflict of interest, including but not limited to conflicts of interest when allocating investment opportunities, will arise when AUIM is acting on behalf of the accounts of affiliated and unaffiliated clients. In each case, AUIM recognizes the responsibility to treat all clients (including the portfolios) fairly and consistently, and portfolio decisions made for unaffiliated accounts will be consistent, where applicable, with the decisions made for affiliated accounts. AUIM might provide certain investment research that it creates for its discretionary investment advisory clients to a non-discretionary affiliate client. Similarly, AUIM might prepare investment research for its non-discretionary affiliate client that could benefit its discretionary clients.
Further, in an effort to address any conflicts associated with a global research platform and a participating affiliate arrangement with Aegon Investment Management B.V. (AIM), AUIM has adopted certain policies and monitoring controls. AUIM and AIM independently manage investment strategies that separately utilize and depend on the global research platform. Conflicts of interest, or at least the appearance of conflicts, will arise when portfolio managers from each firm invest or trade in the same securities or issuers on behalf of their respective clients. These conflicts include the advance access to investment research that results in the preferential treatment or the possibility of preferential allocation of securities trading opportunities that have limited availability. These circumstances could also lead to preferential trade executions.
AUIM strives to mitigate the potential for conflicts between and among accounts through its trade aggregation and allocation policy and procedures. AUIM allocates investment opportunities among clients in a manner intended to result in fair and equitable treatment to clients over time. Factors that influence a decision to allocate investment opportunities among client accounts include but are not limited to: account investment objectives, guidelines, and constraints; current account holdings, including asset class, sector, industry, and issuer concentrations, both on an absolute basis and relative to the account’s benchmark; desired risk profiles of the account, including as applicable credit quality, maturity, or duration distributions, and the impact the proposed investment would have on these measures; cash availability and future cash flow expectations; and allocation considerations based on criteria such as round-lot provisions or minimum transaction size.
Many client accounts that AUIM manages trade in the same securities. AUIM typically combines transactions for different client accounts into aggregated (blocked) orders. This practice can enable the firm to seek more favorable executions and net prices. AUIM can use various methods to allocate blocked transactions among participating accounts, consistent with AUIM’s policy that, over time, no client is unduly favored over another.
Some fixed income accounts have certain restrictions or requirements that prevent them from participating in aggregated trades. These accounts will be traded in a different order or at a different time than accounts participating in blocked trades. Trading and execution costs for these accounts can be different (higher or lower) than the costs for accounts participating in aggregated transactions.
In an effort to facilitate the fair treatment among all our client accounts, AUIM strives not to consider factors such as: account performance, account fees, or our affiliate relationships when aggregating and allocating orders. In addition to the trade aggregation and allocation policy and procedures, AUIM seeks to manage conflicts of interest between and among the portfolios and other client accounts through compliance with AUIM’s Code of Ethics, internal review processes, and senior management oversight.

Compensation
As of December 31, 2017, each portfolio manager’s compensation is provided directly by the fund’s sub-adviser and not by the fund. The portfolio manager’s compensation consists of a fixed base salary and a variable performance incentive. The performance incentive is based on the following factors: the economic performance of the overall relevant portfolio manager’s asset class, including the performance of the fund’s assets; leadership and communication with clients; assisting with the sub-adviser’s strategic goals; and earning results from AAM US and Aegon NV.
The portfolio managers may also participate in the sub-adviser’s deferred compensation plan, which is based on company performance factors, with payment after a three year vesting period, or may participate in a second sub-adviser’s deferred compensation plan based on the same performance factors as the short term variable performance incentive but with payment after a four year vesting period (depending on level of employee).
Ownership of Securities
As of December 31, 2017, the portfolio manager(s) did not beneficially own any shares of the portfolio(s).
AllianceBernstein L.P. (“AllianceBernstein”)
Transamerica AB Dynamic Allocation VP
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Daniel Loewy, CFA	62	$13.17 billion	166	$23.21 billion	54	$27.07 billion
Brian T. Brugman	46	$11.89 billion	0	$0	33	$8.84 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Daniel Loewy, CFA	0	$0	0	$0	0	$0
Brian T. Brugman	0	$0	0	$0	0	$0
Conflict of Interest
As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. AllianceBernstein recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. AllianceBernstein places the interests of its clients first and expects all of its employees to meet their fiduciary duties.
Employee Personal Trading
AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds. AllianceBernstein’s Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions and imposes a 60 day holding period for securities purchased by employees to discourage short-term trading.
Managing Multiple Accounts for Multiple Clients
AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in the level of assets under management.
Allocating Investment Opportunities
AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.
AllianceBernstein’s procedures are also designed to address potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.
To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.
Compensation
AllianceBernstein’s compensation program for portfolio managers and analysts is designed to be competitive and effective in order to attract and retain the highest caliber employees. Portfolio managers receive base compensation, incentive compensation and contributions to AllianceBernstein’s 401(k) plan. Part of the annual incentive compensation is normally paid in the form of a cash bonus and part through an award under the firm’s Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a four-year period. Deferred awards are in the form of the firm’s publicly traded equity units, although award recipients have the ability to receive a portion of their awards in deferred cash.
Total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance to align compensation with client investment returns. Qualitative factors are driven by portfolio managers’ contributions to the investment process and client success.
The quantitative component includes measures of absolute, relative and risk-adjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in the fund’s prospectus and versus peers over one-, three- and five-year calendar periods—with more weight given to longer time periods. Peer groups are chosen by investment CIOs, who consult with the Product Management team to identify products most similar to our investment style and most relevant within the asset class.
The qualitative component incorporates the manager’s contribution to the overall investment process and our clients’ success. Among the important aspects are: thought leadership, collaboration with other investment professionals at the firm, contributions to risk-adjusted returns in other portfolios, building a strong talent pool, mentoring newer investment professionals, and being a good corporate citizen.
Other factors can play a part in determining portfolio managers’ total compensation (including base compensation). This may include complexity of investment strategies managed, volume of assets managed, level of experience and level of officership within the firm. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and firm.
Ownership of Securities
As of December 31, 2017, the portfolio manager(s) did not beneficially own any shares of the portfolio(s).

Barrow, Hanley, Mewhinney & Strauss, LLC (“BHMS”)
Transamerica Barrow Hanley Dividend Focused VP
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts[2]
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Ray Nixon, Jr.[1]	4	$941.6 million	1	$73.9 million	9	$1.42 billion
Brian F. Quinn, CFA[1]	4	$941.6 million	1	$73.9 million	9	$1.42 billion
Lewis Ropp[1,2]	5	$1.20 billion	2	$243.9 million	31	$2.69 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Ray Nixon, Jr.[1]	0	$0	0	$0	0	$0
Brian F. Quinn, CFA[1]	0	$0	0	$0	0	$0
Lewis Ropp[1,2]	0	$0	0	$0	0	$0
1	Messrs. Nixon, Ropp and Quinn are members of a team managing 41 other accounts and $8.3 billion in the dividend focused value equity strategy.
2	Mr. Ropp is a member of a team managing 48 other accounts and $3.8 billion in the large cap value equity strategy.
Conflicts of Interest
Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities for more than one account including mutual fund or private commingled fund accounts. BHMS manages potential conflicts between funds and/or with types of accounts through allocation policies and procedures, internal review processes, and oversight by directors and independent third parties, to ensure that no client/account, regardless of type or fee structure, is intentionally favored or disfavored at the expense of another. BHMS’s investment management and trading policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.
Compensation
The compensation of our investment professionals is tied to their overall contribution to the success of BHMS. In addition to base salary, all portfolio managers and analysts are eligible to participate in a bonus pool. The amount of bonus compensation is based on quantitative and qualitative factors and may be substantially higher than an investment professional’s base compensation. Portfolio managers and analysts are rated on their value added to the overall investment process and to performance, as well as their contributions in other areas, such as meetings with clients and consultants. Bonus compensation for analysts is directly tied to their investment recommendations, which are evaluated every six months versus the appropriate industry group/sector benchmark based on trailing one-year and three-year relative performance.
The final key component of compensation that is shared by most of our key employees, including all portfolio managers and the majority of our analysts, is economic ownership in BHMS through a limited partnership that owns a 24.9% equity interest in BHMS LLC. Equity owners receive, on a quarterly basis, a share of the firm’s profits, which are, to a great extent, related to the performance of the entire investment team.
Ownership of Securities
As of December 31, 2017, the portfolio manager(s) did not own any shares of the portfolio(s).
BlackRock Financial Management, Inc.
BlackRock Investment Management, LLC (together, “BlackRock”)
Transamerica BlackRock Equity Smart Beta 100 VP
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Alan Mason	401	$1.17 Billion	805	$674.4 Billion	574	$611.2 Billion
Amy Whitelaw	52	$50.05 Billion	483	$1.07 Trillion	408	$150.5 Billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Alan Mason	0	$0	0	$0	5	$6.09 billion
Amy Whitelaw	0	$0	0	$0	3	$1.36 billion

Transamerica BlackRock Global Allocation VP – BlackRock Investment Management, LLC
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Dan Chamby, CFA	8	$54.36 billion	4	$21.82 billion	3	$0.08 million
David Clayton, CFA	6	$54.34 billion	4	$21.82 billion	0	$0
Kent Hogshire, CFA	6	$54.34 billion	4	$21.82 billion	0	$0
Russ Koesterich, CFA	8	$54.36 billion	4	$21.82 billion	3	$0.08 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Dan Chamby, CFA	0	$0	1	$790.9 million	0	$0
David Clayton, CFA	0	$0	1	$790.9 million	0	$0
Kent Hogshire, CFA	0	$0	1	$790.9 million	0	$0
Russ Koesterich, CFA	0	$0	1	$790.9 million	0	$0
Transamerica BlackRock Smart Beta 50 VP
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Alan Mason	401	$1.17 billion	805	$674.4 billion	574	$611.2 billion
Amy Whitelaw	52	$50.04 billion	483	$1.07 trillion	408	$150.5 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Alan Mason	0	$0	0	$0	5	$6.09 billion
Amy Whitelaw	0	$0	0	$0	3	$1.36 billion
Transamerica BlackRock Smart Beta 75 VP
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Alan Mason	401	$1.17 billion	805	$674.4 billion	574	$611.2 billion
Amy Whitelaw	52	$50.07 billion	483	$1.07 trillion	408	$150.5 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Alan Mason	0	$0	0	$0	5	$6.09 billion
Amy Whitelaw	0	$0	0	$0	3	$1.36 billion
Transamerica BlackRock Tactical Allocation VP – BlackRock Financial Management, Inc.
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Philip Green	18	$15.06 billion	4	$1.20 billion	11	$8.23 billion
Michael Pensky	4	$8.93 billion	0	$0	1	$60.56 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Philip Green	0	$0	0	$0	3	$63.07 million
Michael Pensky	0	$0	0	$0	0	$0

Portfolio Manager Compensation Overview
The discussion below describes the portfolio managers’ compensation as of December 31, 2017.
BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.
Base compensation
Generally, portfolio managers receive base compensation based on their position with the firm.
Discretionary Incentive Compensation – Messrs. Green and Pensky
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager. Performance of multi-asset class funds is generally measured on a pre-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. The performance of Messrs. Green and Pensky is not measured against a specific benchmark.
Discretionary Incentive Compensation – Messrs. Chamby, Clayton, Hogshire and Koesterich
Generally, discretionary incentive compensation for Global Allocation portfolio managers is based on a formulaic compensation program. The team’s formulaic portfolio manager compensation program is based on team revenue with a measure of operational efficiency, and pre-tax investment performance relative to benchmark over 1 and 5-year performance periods. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to these portfolio managers, such benchmarks for the Funds and other accounts are a combination of S&P 500 Index, FTSE World ex-US Index, ICE BofAML Current 5-Year Treasury Index and Citigroup Non-US Dollar World Government Bond Index.
A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management.
Discretionary Incentive Compensation – Mr. Mason and Ms. Whitelaw
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income and multi-asset class funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. Performance of index funds is based on the performance of such funds relative to pre-determined tolerance bands around a benchmark, as applicable. The performance of Mr. Mason and Ms. Whitelaw is not measured against a specific benchmark.
Distribution of Discretionary Incentive Compensation
Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.
Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers.
Portfolio managers generally receive deferred BlackRock, Inc. stock awards as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest ratably over a number of years and, once vested, settle in BlackRock, Inc. common stock. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align their interests with long-term shareholder interests and motivate performance. Such equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of these Funds have deferred BlackRock, Inc. stock awards.
For some portfolio managers, discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.
Other compensation benefits: In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:
Incentive Savings Plans – BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($270,000 for 2017). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.
Portfolio Manager Potential Material Conflicts of Interest
BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Chamby, Clayton, Hogshire, and Koesterich may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Chamby, Clayton, Hogshire, and Koesterich may therefore be entitled to receive a portion of any incentive fees earned on such accounts.
As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.
Ownership of Securities
As of December 31, 2017, the portfolio manager(s) did not beneficially own any shares of the portfolio(s).

CBRE Clarion Securities LLC (“CBRE Clarion”)
Transamerica Clarion Global Real Estate Securities VP
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Steven D. Burton, CFA	9	$6.05 billion	15	$2.19 billion	29	$3.08 billion
T. Ritson Ferguson, CFA	12	$7.37 billion	22	$2.50 billion	44	$4.79 billion
Joseph P. Smith, CFA	11	$7.30 billion	17	$2.30 billion	42	$4.36 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Steven D. Burton, CFA	0	$0	0	$0	5	$1.26 billion
T. Ritson Ferguson, CFA	0	$0	0	$0	6	$1.81 billion
Joseph P. Smith, CFA	0	$0	0	$0	6	$1.81 billion
Conflict of Interest
A CBRE Clarion portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the fund. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for a portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.
A potential conflict of interest may arise as a result of a CBRE Clarion portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.
A CBRE Clarion portfolio manager may also manage accounts whose objectives and policies differ from those of the fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the fund maintained its position in that security.
A potential conflict may also arise when a CBRE Clarion portfolio manager is responsible for accounts that have different advisory fees – the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.
The sub-adviser recognizes the duty of loyalty it owes to its clients and has established and implemented certain policies and procedures designed to control and mitigate conflicts of interest arising from the execution of a variety of portfolio management and trading strategies across the firm’s diverse client base. Such policies and procedures include, but are not limited to, (i) investment process, portfolio management and trade allocation procedures (ii) procedures regarding short sales in securities recommended for other clients; and (iii) procedures regarding personal trading by the firm’s employees (contained in the Code of Ethics).
Compensation
In principle, portfolio manager compensation is not based on the performance of any particular account, including the Fund, nor is compensation based on the level of Fund assets.
Compensation for each portfolio manager other than Mr. Ferguson is structured as follows:
Base Salary— Each portfolio manager receives a base salary. Base salaries have been established at a competitive market levels and are set forth in the portfolio manager’s employment agreement. Base salaries are reviewed periodically by the CBRE Clarion Compensation Committee and its Board of Directors, but adjustments are expected to be relatively infrequent.
Bonus— Portfolio manager bonuses are drawn from an incentive compensation pool into which a significant percentage of firm’s pre-tax profits is set aside. Incentive compensation allocations are determined by the Compensation Committee based on a variety of factors, including the performance of particular investment strategies. To avoid the pitfalls of relying solely on a rigid performance format, however, incentive compensation decisions also take into account other important factors, such as the portfolio manager’s contribution to the team, firm, and overall investment process. Each of the portfolio managers is a member of the Committee. Incentive compensation allocations are reported to the Board of Directors, but the Board’s approval is not required.

Deferred Compensation— CBRE Clarion requires deferral of a percentage of incentive compensation exceeding a certain threshold in respect of a single fiscal year. The Compensation Committee may, in its discretion, require the deferral of additional amounts. Such deferred amounts are subject to the terms of a Deferred Bonus Plan adopted by the Board of Directors. The purpose of the Deferred Bonus Plan is to foster the retention of key employees, to focus plan participants on value creation and growth and to encourage continued cooperation among key employees in providing services to CBRE Clarion’s clients. The value of deferred bonus amounts is tied to the performance of CBRE Clarion investment funds chosen by the Compensation Committee; provided, that the Committee may elect to leave a portion of the assets uninvested. Deferred compensation vests incrementally, one-third after 2 years, 3 years and 4 years. The Deferred Bonus Plan provides for forfeiture upon voluntary termination of employment, termination for cause or conduct detrimental to the firm.
Profit Participation— Each of the portfolio managers is a principal and owns shares of the firm. The firm distributes its income to its owners each year, so each portfolio manager receives income distributions corresponding to his ownership share. Ownership is structured so that the firm’s principals receive an increasing share of the firm’s profit over time. In addition, a principal may forfeit a portion of his ownership if he resigns voluntarily.
Other Compensation— Portfolio managers may also participate in benefit plans and programs available generally to all employees, such as CBRE Group’s 401(k) plan.
As the Chief Executive Officer of CBRE Global Investors, Mr. Ferguson’s compensation differs to some degree from the other portfolio managers, although it is comprised of similar elements:
Base Salary — Mr. Ferguson’s base salary has been established and approved by the Compensation Committee of the Board of Directors of CBRE Group, Inc. (the “Committee”). (CBRE Group, Inc. is the majority owner of CBRE Clarion.) CBRE provides competitive base salaries that allow the company to attract and retain a high-performing leadership team at a reasonable level of fixed costs. Base pay levels generally reflect a variety of factors, such as the executive’s skill and experience, the seniority of the position, the difficulty of finding a replacement, affordability, and the positioning of the base pay against market salary levels and against base salaries of other senior executives at the company. Base salaries are generally reviewed annually during the first quarter of the year, but may also be reviewed at other times if the executive officer’s responsibilities have materially changed or other special circumstances so warrant..
Annual Performance Award (Cash) — The CBRE Compensation Committee grants annual performance awards to executives under a stockholder-approved Executive Incentive Plan (EIP). The EIP is an incentive plan that permits executives to earn performance awards up to an individual cap based on a percentage of CBRE Group’s adjusted EBITDA for the relevant performance period (which cap is 1.5% for Mr. Ferguson). Within the framework of the EIP, the Committee uses the Executive Bonus Plan (EBP) to establish target and maximum awards and determine actual payouts thereunder to the company’s executives. The EBP is designed to motivate and reward executives by aligning pay with annual performance, and the amount of an award thereunder is measured by the executive’s success against a combination of challenging financial and strategic performance measures established by the Committee. The maximum payout of annual performance awards to an executive under the EBP is less than his or her respective cap under the EIP. Notwithstanding the maximum amount, the Committee may exercise its discretion in any year to award additional amounts to an executive up to his or respective cap under the EIP or to pay additional bonus outside of the EIP. For business line executives such as Mr. Ferguson, financial performance targets are measured against adjusted EBITDA against plan at both the global (CBRE Group) level and at the segment and business line levels (CBRE Development Services and CBRE Global Investors). Pursuant to his employment agreement, 60% of Mr. Ferguson’s EBP award is weighted based on financial performance measures and the remaining 40% is to be weighted on both financial performance measures and individual strategic measures. Target financial performance under the EBP corresponds to the Board-approved internal financial and operating plan established at the beginning of each performance year. Following year-end, our actual financial performance is compared to the targeted financial performance, and a resulting ‘adjustment factor’ is applied to the relevant portion of the executive’s target EBP award. Although company financial performance is critical to its success, the Committee also believes that a portion of the EBP award should be affected by reference to performance against important strategic measures. The payout of the strategic measure component of annual performance awards is more qualitative in nature and subjective in measurement. These measures – which the Committee approves for each executive at the beginning of each performance year - enable the Committee to influence management’s performance against strategies beyond near-term financial measures to include certain strategic measures such as the quality of earnings, the positioning of the business for the future and the mitigation of risk. Following the end of the performance year, the Committee reviews each executive’s performance against the various strategic measures that were established at the beginning of the year, determines the relative weighting of each strategic measure, and considers any special factors that couple have affected performance during the year. The Committee then further reviews each executive’s performance relative to his or her executive colleagues and takes into account other objectives and measures that may have become important to the company or the executive during the year that are not reflected in the formal strategic review measures approved at the beginning of the performance year. Based on this review, the Committee determines a final ‘strategic measures performance multiplier’ to be applied against the strategic measures portion of the target EBP award.
Long-Term (Equity-Based) Incentives — CBRE uses equity compensation as a long-term incentive to create alignment with stockholders, to reward achievement of multi-year financial objectives, and as a retention tool for top executives that have the most direct impact on corporate results. The link to performance in long-term incentive grants is prospective in nature. For example, equity grans encourage executives to not only to contribute to contribute to the creation of additional stockholder value, but also to help maintain and preserve existing stockholder value—because the executives share that value through their equity. Equity grans are subject to multi-year vesting schedules, which helps the company retain key talent. Generally, the Committee grants annual equity awards in two forms: a Time Vesting Equity Award and an Adjusted EPS Equity Award. Time Vesting Equity Awards vest 25% per year over a four-year period. Adjusted EPS Equity Awards are generally granted with a target number of restricted stock units, zero to 200% of which may be earned based on the achievement of certain adjusted EPS performance targets (over a minimum threshold) as measured on a cumulative basis over two fiscal years, with full vesting of any earned amount three years after the grant date. The CEO recommends to the Committee each year the recipients of equity awards as well as the amount of each award. In evaluating these recommendations and making its final award determinations for all executive officers, the Committee considers (i) the executive’s position within the organization, (ii) ongoing performance and expected contributions by the executive to the company’s future success; and (iii) input from the Committee’s independent compensation consultant, taking into consideration relevant market data (when applicable), pay equity among the relevant employee group and other factors.
CBRE Clarion Profit Participation— Mr. Ferguson remains a principal and owns shares of CBRE Clarion. CBRE Clarion distributes its income to its owners each year, and Mr. Ferguson receives income distributions corresponding to his ownership share.
Ownership of Securities
As of December 31, 2017, the portfolio manager(s) did not beneficially own any shares of the portfolio(s).
Goldman Sachs Asset Management, L.P. (“GSAM”)
Transamerica Multi-Manager Alternative Strategies VP
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Raymond Chan, CFA	12	$9.12 billion	8	$2.59 billion	4	$2.65 billion
Christopher Lvoff, CFA	10	$6.77 billion	0	$0	1	$484.25 million
Lucy Xin	2	$3.25 billion	0	$0	0	$0
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Raymond Chan, CFA	0	$0	0	$0	0	$0
Christopher Lvoff, CFA	0	$0	0	$0	0	$0
Lucy Xin	0	$0	0	$0	0	$0
Conflict of Interest
GSAM is part of The Goldman Sachs Group, Inc. (together with its affiliates, directors, partners, trustees, managers, members, officers and employees, “Goldman Sachs”) a bank holding company. The involvement of GSAM, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to your Portfolio or limit your Portfolio’s investment activities. Goldman Sachs is a worldwide full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments, and high-net-worth individuals. As such, it acts as an investment banker, research provider, investment manager, financier, advisor, market maker, prime broker, derivatives dealer, lender, counterparty, agent and principal. In those and other capacities, Goldman Sachs advises clients in all markets and transactions and purchases, sells, holds and recommends a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for its own account or for the accounts of its customers, and has other direct and indirect interests, in the global fixed income, currency, commodity, equities, bank loan and other markets and the securities and issuers in which your Portfolio may directly and indirectly invest. Thus, it is likely that your Portfolio will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. As manager of your Portfolio, GSAM receives management fees from the Portfolio. In addition, GSAM’s affiliates may earn fees from relationships with your Portfolio. Although these fees are generally based on asset levels, the fees are not directly contingent on Portfolio performance, Goldman Sachs may still receive significant compensation from your Portfolio even if shareholders lose money. Goldman Sachs and its affiliates engage in trading and advise accounts and funds which have investment objectives similar to those of your Portfolio and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as your Portfolio. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of your Portfolio. The results of your Portfolio’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs, and it is possible that your Portfolio could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for Goldman Sachs or other accounts. In addition, your Portfolio may enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, your Portfolio may take a long position in a security at the same time that Goldman Sachs or other accounts managed by GSAM take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may, individually or in the aggregate, adversely impact your Portfolio. Transactions by one or more Goldman

Sachs-advised clients or GSAM may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of your Portfolio. Your Portfolio’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and effect transactions in, securities of issuers held by your Portfolio, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to, distributors, consultants and others who recommend your Portfolio or who engage in transactions with or for your Portfolio.
For a more detailed description of potential conflicts of interest, please refer to the language from GSAM’s ADV Part 2.
Compensation
Compensation for GSAM portfolio managers is comprised of a base salary and year-end discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance and his or her contribution to overall team performance; the performance of GSAM and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded, in part, for their delivery of investment performance, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-3- and 5-year time horizons.
The primary benchmark for the Multi-Manager Alternative Strategies Portfolio is: BofA Merrill Lynch 3-Month Treasury Bill + 3% Wrap Index.
The discretionary variable compensation for portfolio managers is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the fund. Other factors may also be considered including: (1) general client/shareholder orientation and (2) teamwork and leadership. Portfolio managers may receive equity-based awards as part of their discretionary variable compensation.
Other Compensation—In addition to base salary and year-end discretionary variable compensation, the firm has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.
Ownership of Securities
As of December 31, 2017, the portfolio managers did not beneficially own any shares of the portfolio.
Greystone Managed Investments Inc. (“Greystone”)
Transamerica Greystone International Growth VP
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Alfred Li, CFA	0	$0	33	$449.1 million	1	$9.6 million
Jeff Tiefenbach, CFA	0	$0	59	$1.66 billion	20	$2.02 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Alfred Li, CFA	0	$0	0	$0	0	$0
Jeff Tiefenbach, CFA	0	$0	0	$0	0	$0
Conflict of Interest
3.1 Related registrant
We are a wholly owned subsidiary of GCMI. GCMI is a registrant under the Securities Act, 1988, Saskatchewan, as an adviser in the portfolio manager category. GMI Servicing Inc., a wholly owned subsidiary of Greystone, provides mortgage administration services to Greystone’s mortgage pooled fund. This entity is a licensed mortgage administrator in Ontario and is either similarly licensed or exempt from applicable licensing requirements in other provinces and territories of Canada.

3.2 Related and Connected Issuers
Related issuers: An issuer of securities is “related” to us if, through ownership, or direction and control over voting securities, we exercise a controlling influence over that issuer or that issuer exercises a controlling influence over us or the same third party exercises a controlling influence over both us and the issuer.
Connected issuers: An issuer is “connected” to us if, due to indebtedness or other relationships, a reasonable prospective purchaser might question if that issuer and we are independent of each other.
In carrying on business as an adviser or exempt market dealer, we may, with respect to securities of related issuers, and in the course of a distribution of securities of connected issuers:
(a) exercise discretionary authority to buy or sell these securities for your accounts;
(b) make recommendations regarding these securities to you; and/or
(c) sell units of pooled funds, or other similar collective investment vehicles, established, managed and distributed by us or by our affiliates, to clients.
We will carry out these services in the ordinary course of our business in accordance with our usual practices and procedures and in accordance with all applicable disclosure and other regulatory requirements. It is our policy to comply fully with all applicable securities laws and to make all required disclosures.
i) Related issuers - Greystone Funds
Greystone provides advice with respect to the Greystone Funds. Greystone offers the sale of units of the Greystone Funds on a continuous basis. The list of our related issuers that make up the Greystone Funds is in Appendix A. GMI Servicing Inc., the mortgage administrator for the Greystone mortgage fund, administers the various commercial mortgages that the fund invests in.
ii) Connected issuers
Greystone (and/or its directors, officers and other employees) may, from time to time, advise our clients with respect to the purchase or sale of, or provide advice about, securities issued by related and/or connected issuers to Greystone. Greystone will only engage in such activities if it is confident that they are in the best interests of its clients and are in compliance with all requirements imposed by applicable securities law and, where applicable, the particular client’s investment policy. An independent director of GCMI is a director of one of the portfolio holdings currently held in our fixed income portfolio. An independent director of GCMI is registered with another registrant. The company is registered in the same categories as Greystone – Portfolio Manager, Exempt Market Dealer and Investment Fund Manager. The company does not solicit or deal with clients of Greystone nor do they directly compete with Greystone.
iii) Investment in securities issued by clients
Greystone manages pension funds and other investment assets for major corporate entities in Canada. Greystone may invest in securities issued by its clients. These securities are evaluated solely on their investment merits.
iv) Services to related parties
Greystone provides a defined contribution pension plan to its employees, which it manages along with other client portfolios and the Greystone Funds.
3.3 Fair valuation
Pooled funds: All Greystone Funds except the Greystone Infrastructure Fund are priced daily or monthly. Our independent custodian for the Greystone Funds strikes the net asset value (NAV) and the price per unit for all of the Greystone Funds.
Publicly traded securities: In most cases, we trade in large capitalized, highly liquid securities that may be fair valued, depending on market conditions. Equities and fixed-income securities are valued using the services of preferred third-party pricing sources. If specific pricing is not readily available from a preferred pricing source, other third-party pricing information or valuation methodologies will be used.
Real estate: For real estate investments, an arm’s length, accredited appraiser will conduct a property valuation to determine fair value. Greystone does not conduct its own appraisals. Arm’s length appraisals are conducted semi-annually, except in the year of acquisition and upon a property being identified for sale. Quarterly values, when an appraisal is not available, are based on the most current financial information available.

Mortgages: Mortgages are valued daily, based on a spread above Government of Canada bonds. The spread is provided by an independent service provider.
Infrastructure: The Greystone Infrastructure Fund is priced semi-annually. The NAV of the fund is determined as at the end of each Semi-Annual Period and will take into account valuations of portfolio investments by one or more internationally recognized accounting firms and/or independent evaluators.
3.4 Cross trading securities
Cross trades between Greystone clients are permitted, provided the trade benefits is in the best business judgement of Greystone. All equity and fixed income cross trades are generally executed through an independent broker as per the exemptive relief Greystone has received in Canada. Real estate and mortgage trades may be executed if a certified appraisal has been undertaken in the three months immediately preceding the trade. All cross trades must follow Greystone’s Cross Trade Policy. From time to time, we may cross securities between Greystone Funds or between a Greystone Fund and one of our other Greystone clients. We have obtained regulatory relief to conduct these cross trades, which we will do when we consider such cross trading to be beneficial to all parties concerned. We will conduct such cross trades in full compliance with the conditions to our regulatory relief. The Greystone Pooled Funds Advisory Committee reviews and approves all cross trading as it relates to the Greystone Funds and Greystone clients.
3.5 Fund on Fund Investments
There are times when a Greystone Fund invests in underlying Greystone Funds as part of a Fund on Fund structure. Greystone has applied and received exemptive relief for these Fund on Fund structures to permit investments of a Greystone Fund in an underlying Greystone Fund.
3.6 Greystone’s employees
i) Outside business activities
Greystone’s first obligation is to fulfill our fiduciary duty to our clients. In so doing, employees must not engage in activities, within or outside of the scope of their employment with Greystone, that conflict or can be perceived as conflicting with this duty. As stated in Greystone’s Standard of Professional Conduct and Conflict of Interest Policy, no employee may undertake any outside employment or engage in any personal business interest without the explicit prior written consent of the Chief Executive Officer of Greystone or, in the case of the Chief Executive Officer, the lead Director of the Board of Directors of Greystone. For all registrants, outside activities are assessed for any conflicts and approved by the Chief Compliance Officer, then reported to regulatory authorities as required. When making an investment decision or taking an investment action, or having knowledge of the same, all Greystone employees shall disclose to senior management any conflict of interest relating to him/her and any material beneficial interest that could reasonably be expected to impair his/her ability to render unbiased and objective advice. Under no circumstances shall an employee trade in securities on his/her own account with any Greystone client.
ii) Personal trading
Employee trading is governed by Greystone’s Standard of Professional Conduct and Conflict of Interest Policy, a copy of which is available upon request. The key provisions of this policy with respect to personal trading are summarized as follows:
▪ Prohibition on trading within a seven calendar-day blackout period before and after the date on which a transaction in the same security is effected for a Greystone client.
▪ Pre-clearance of all trading by the employee or family members or trading in accounts controlled by the employee, through the Chief Compliance Officer (or designate).
▪ Prohibition on investing in initial public offerings.
▪ Prohibition on short selling.
▪ Prohibition on trading securities on margin.
▪ Prohibition on trading securities on a “Restricted List” of securities being traded or under consideration for trading by Greystone.
▪ Restrictions on investing in private placements.
▪ Minimum 30-day holding period.
▪ Full disclosure of all securities trades and securities holdings.

▪ Annual disclosure of financial position to the President of all assets and liabilities, including spousal assets, and trading accounts with brokers and the activity therein on a regular and timely basis.
Employees are required to direct their brokers to provide personal account information directly to Greystone’s Chief Compliance Officer.
iii) Insider trading
No Greystone employee, officer nor director may trade in a security, either personally or on behalf of Greystone clients, while in possession of material, non-public information regarding that security, nor may any employee, officer or director communicate material, non-public information to others in violation of the law. This conduct is commonly referred to as “insider trading.” Penalties for trading on or communicating material, non-public information are severe, both for individuals and their employers. An individual can be subject to penalties such as civil injunctions, damages, disgorgement of profits, jail sentences and fines, even if he/she did not personally benefit from the violation.
Greystone has established procedures to aid its employees, officers and directors in avoiding insider trading and to aid in detection and prevention of insider trading and sanctions if procedures are not followed.
Compensation
In addition to base salary and year-end discretionary variable compensation, the firm has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.
Ownership of Securities
As of December 31, 2017, the portfolio manager(s) did not beneficially own any shares of the portfolio(s).
Janus Capital Management LLC (“Janus”)
Transamerica Janus Balanced VP
Portfolio Manager	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Jeremiah Buckley, CFA	5	$24.06 billion	4	$1.07 billion	15	$1.61 billion
Marc Pinto, CFA	5	$24.06 billion	4	$1.07 billion	15	$1.61 billion
Mayur Saigal	8	$29.96 billion	7	$2.19 billion	27	$9.16 billion
Darrell Watters	10	$31.92 billion	10	$2.96 billion	28	$9.21 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Jeremiah Buckley, CFA	0	$0	0	$0	0	$0
Marc Pinto, CFA	0	$0	0	$0	0	$0
Mayur Saigal	0	$0	0	$0	0	$0
Darrell Watters	0	$0	1	$116.27 million	0	$0
*For any co-managed accounts, the assets reflect total account assets.
Transamerica Janus Mid-Cap Growth VP
Portfolio Manager	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Brian Demain, CFA	5	$18.38 billion	0	$0	7	$1.79 billion
Cody Wheaton, CFA	5	$18.38 billion	0	$0	7	$1.79 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Brian Demain, CFA	0	$0	0	$0	0	$0
Cody Wheaton, CFA	0	$0	0	$0	0	$0
*For any co-managed accounts, the assets reflect total account assets.
Conflict of Interest
Certain portfolio managers may manage other accounts with investment strategies similar to the Funds. Those other accounts may include other Janus Henderson funds, private-label mutual funds for which Janus Capital serves as subadviser, and separately managed accounts or other pooled investment vehicles, such as hedge funds, which may have materially higher fees than a Fund or may have a performance-based management fee. As such, fees earned by Janus Capital may vary among these accounts. Janus Capital or an affiliate may also provide seed capital to one or more of these accounts. In addition, the portfolio managers may personally invest in or provide seed capital to some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. Under certain circumstances, a portfolio manager (or portfolio manager’s family members) may own the same securities as those held in a Fund’s portfolio.
These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming a Fund. A conflict may also exist if a portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but a Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, a portfolio manager may execute transactions for another account that may adversely impact the value of securities held by a Fund. However, Janus Capital believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus Capital has adopted trade allocation procedures that govern allocation of securities among various Janus accounts.
Compensation
The following describes the structure and method of calculating a portfolio manager’s compensation as of December 31, 2017.
The portfolio managers and co-portfolio managers (if applicable) (“portfolio manager” or “portfolio managers”) are compensated for managing a Fund and any other funds, portfolios, or accounts for which they have exclusive or shared responsibilities through two components: fixed compensation and variable compensation. Compensation (both fixed and variable) is determined on a pre-tax basis.
Fixed Compensation: Fixed compensation is paid in cash and is comprised of an annual base salary. The base salary is based on factors such as performance, scope of responsibility, skills, knowledge, experience, ability, and market competitiveness.
Variable Compensation: Variable compensation is paid in the form of cash and long-term incentive awards. The long-term incentive awards are subject to a vesting schedule and consist of a mixture of JHG restricted stock and a cash-deferred award that is credited with income, gains, and losses based on the performance of Janus Henderson mutual fund investments selected by the portfolio manager.
A portfolio manager’s variable compensation is discretionary and is determined by Janus Capital management. The overall investment team variable compensation pool is funded by an amount equal to a percentage of Janus Capital’s pre-incentive operating income. In determining individual awards, both quantitative and qualitative factors are considered. Such factors include, among other things, consistent short-term and long-term fund performance (i.e., one-, three-, and five-year performance), client support and investment team support through the sharing of ideas, leadership, development, mentoring, and teamwork.
Newly hired portfolio managers may have guaranteed minimum compensation levels for limited periods. Portfolio managers who take on new responsibilities or who are transitioning or have transitioned their responsibilities may also have guaranteed minimum compensation levels for limited periods.
Certain portfolio managers may elect to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JHG’s Executive Income Deferral Program.
Ownership of Securities
As of December 31, 2017, the portfolio manager(s) did not beneficially own any shares of the portfolio(s).
Jennison Associates LLC (“Jennison”)
Transamerica Jennison Growth VP
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Michael A. Del Balso(1)	9	$14.32 billion	5	$2.05 billion	2	$110 million
Kathleen A. McCarragher	14 (2)	$47.04 billion(2)	2	$758 million	11	$1.58 billion
Spiros Segalas	15	$45.69 billion	4	$951.7 million	2	$645.8 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Michael A. Del Balso	0	$0	0	$0	0	$0
Kathleen A. McCarragher	2	$3.58 billion	0	$0	0	$0
Spiros Segalas	0	$0	0	$0	0	$0

(1)	Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.
(2)	Excludes performance fee account(s).
Conflict of Interest
Jennison manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management can create an incentive for Jennison and its investment professionals to favor one account over another. Specifically, Jennison has the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.
Other types of side-by-side management of multiple accounts can also create incentives for Jennison to favor one account over another. Examples are detailed below, followed by a discussion of how Jennison addresses these conflicts.
•	Long only accounts/long-short accounts: Jennison manages accounts in strategies that only hold long securities positions as well as accounts in strategies that are permitted to sell securities short. Jennison may hold a long position in a security in some client accounts while selling the same security short in other client accounts. For example, Jennison permits quantitatively hedged strategies to short securities that are held long in other strategies. Additionally, Jennison permits securities that are held long in quantitatively derived strategies to be shorted by other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short.
•	Large accounts: Large accounts typically generate more revenue than do smaller accounts. As a result, a portfolio manager has an incentive when allocating scarce investment opportunities to favor accounts that pay a higher fee or generate more income for us.
•	Multiple strategies: Jennison may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different. Jennison may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, due to differences in investment strategy or client direction. Different strategies effecting trading in the same securities or types of securities may appear as inconsistencies in Jennison’s management of multiple accounts side-by-side.
•	Affiliated accounts/unaffiliated accounts and seeded/nonseeded accounts and accounts receiving asset allocation assets from affiliated investment advisers: Jennison manages accounts for its affiliates and accounts in which it has an interest alongside unaffiliated accounts. Jennison could have an incentive to favor its affiliated accounts over unaffiliated accounts. Additionally, Jennison’s affiliates may provide initial funding or otherwise invest in vehicles managed by Jennison. When an affiliate provides “seed capital” or other capital for a fund or account, it may do so with the intention of redeeming all or part of its interest at a particular future point in time or when it deems that sufficient additional capital has been invested in that fund or account. Jennison typically requests seed capital to start a track record for a new strategy or product. Managing “seeded” accounts alongside “non-seeded” accounts can create an incentive to favor the “seeded” accounts to establish a track record for a new strategy or product. Additionally, Jennison’s affiliated investment advisers could allocate their asset allocation clients’ assets to Jennison. Jennison could favor accounts used by its affiliate for their asset allocation clients to receive more assets from the affiliate.
•	Non-discretionary accounts or models: Jennison provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. Recommendations for some non-discretionary models that are derived from discretionary portfolios are communicated after the discretionary portfolio has traded. The non-discretionary clients could be disadvantaged if Jennison delivers the model investment portfolio to them after Jennison initiates trading for the discretionary clients, or vice versa.
•	Higher fee paying accounts or products or strategies: Jennison receives more revenues from (1) larger accounts or client relationships than smaller accounts or client relationships and from (2) managing discretionary accounts than advising nondiscretionary models and from (3) non-wrap fee accounts than from wrap fee accounts and from (4) charging higher fees for some strategies than others. The differences in revenue that Jennison receives could create an incentive for Jennison to favor the higher fee paying or higher revenue generating account or product or strategy over another.
•	Personal interests: The performance of one or more accounts managed by Jennison’s investment professionals is taken into consideration in determining their compensation. Jennison also manages accounts that are investment options in its employee benefit plans such as its defined contribution plans or deferred compensation arrangements and where its employees may have personally invested alongside other accounts where there is no personal interest. These factors could create an incentive for Jennison to favor the accounts where it has a personal interest over accounts where Jennison does not have a personal interest.
How Jennison Addresses These Conflicts of Interest
The conflicts of interest described above could create incentives for Jennison to favor one or more accounts or types of accounts over others in the allocation of investment opportunities, time, aggregation and timing of investments. Portfolios in a particular strategy with similar objectives are managed similarly to the extent possible. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest among accounts within a product strategy. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, individual portfolio manager’s decisions, timing of investments, fees, expenses and cash flows.

Additionally, Jennison has developed policies and procedures that seek to address, mitigate and assess these conflicts of interest. Jennison cannot guarantee, however, that its policies and procedures will detect and prevent, or lead to the disclosure of, each and every situation in which a conflict may arise.
•	Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as initial public offerings (IPOs) and new issues, the allocation of transactions across multiple accounts, and the timing of transactions between its non-wrap accounts and its wrap fee accounts and between wrap fee program sponsors.
•	Jennison has policies that limit the ability to short securities in portfolios that primarily rely on its fundamental research and investment processes (fundamental portfolios) if the security is held long in other fundamental portfolios.
•	Jennison has adopted procedures to review allocations or performance dispersion between accounts with performance fees and non-performance fee based accounts and to review overlapping long and short positions among long accounts and long-short accounts.
•	Jennison has adopted a code of ethics and policies relating to personal trading.
•	Jennison provides disclosure of these conflicts as described in its Form ADV.
Compensation
Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Jennison recognizes individuals for their achievements and contributions and continues to promote those who exemplify the same goals and level of commitment that are benchmarks of the organization. Investment professionals are compensated with a combination of base salary and discretionary cash bonus. Overall firm profitability determines the size of the investment professional compensation pool. In general, the discretionary cash bonus represents most of an investment professional’s compensation.
Jennison sponsors a profit sharing retirement plan for all eligible employees. The contribution to the profit sharing retirement plan for portfolio managers is based on a percentage of the portfolio manager’s total compensation, subject to a maximum determined by applicable law. In addition to eligibility to participate in retirement and welfare plans, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a voluntary deferred compensation program where all or a portion of the discretionary cash bonus can be deferred. Participants in the deferred compensation plan are permitted to allocate the deferred amounts among various options that track the gross-of-fee pre-tax performance of accounts or composites of accounts managed by Jennison.
Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. Not all factors are applicable to every investment professional, and there is no particular weighting or formula for considering the factors.
The factors reviewed for the portfolio managers are listed below.
The quantitative factors reviewed for the portfolio managers may include:
•	One-, three-, five-year and longer term pre-tax investment performance groupings of accounts managed by the portfolio manager in the same strategy (composite) relative to market conditions, pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible. Some portfolio managers may manage or contribute ideas to more than one product strategy, and the performance of the other product strategies is also considered in determining the portfolio manager’s overall compensation.
•	The investment professional’s contribution to client portfolio’s pre-tax one-, three-, five-year and longer-term performance from the investment professional’s recommended stocks relative to market conditions, the strategy’s passive benchmarks, and the investment professional’s respective coverage universes.
The qualitative factors reviewed for the portfolio managers may include:
•	The quality of the portfolio manager’s investment ideas and consistency of the portfolio manager’s judgment;
•	Historical and long-term business potential of the product strategies;
•	Qualitative factors such as teamwork and responsiveness; and
•	Individual factors such as years of experience and responsibilities specific to the individual’s role such as being a team leader or supervisor are also factored into the determination of an investment professional’s total compensation.
Ownership of Securities
As of December 31, 2017, the portfolio manager(s) did not beneficially own any shares of the portfolio(s).

J.P. Morgan Investment Management Inc. (“JP Morgan”)
Transamerica JPMorgan Asset Allocation – Conservative VP
Portfolio Manager	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Michael Feser, CFA	11	$23.78 billion	0	$0	0	$0
Jeff Geller, CFA	31	$91.64 billion	32	$35.76 billion	5	$7.92 billion
Grace Koo, Ph.D.	8	$18.36 billion	0	$0	0	$0
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Michael Feser, CFA	0	$0	0	$0	0	$0
Jeff Geller, CFA	0	$0	0	$0	0	$0
Grace Koo, Ph.D.	0	$0	0	$0	0	$0
*The total value and number of accounts managed by a portfolio manager may include sub-accounts of asset allocation, multi-managed and other accounts.
Transamerica JPMorgan Asset Allocation – Growth VP
Portfolio Manager	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Michael Feser, CFA	11	$24.21 billion	0	$0	0	$0
Jeff Geller, CFA	31	$92.07 billion	32	$35.76 billion	5	$7.92 billion
Grace Koo, Ph.D.	8	$18.79 billion	0	$0	0	$0
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Michael Feser, CFA	0	$0	0	$0	0	$0
Jeff Geller, CFA	0	$0	0	$0	0	$0
Grace Koo, Ph.D.	0	$0	0	$0	0	$0
*The total value and number of accounts managed by a portfolio manager may include sub-accounts of asset allocation, multi-managed and other accounts.
Transamerica JPMorgan Asset Allocation – Moderate Growth VP
Portfolio Manager	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Michael Feser, CFA	11	$19.87 billion	0	$0	0	$0
Jeff Geller, CFA	31	$87.73 billion	32	$35.76 billion	5	$7.92 billion
Grace Koo, Ph.D.	8	$14.45 billion	0	$0	0	$0
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Michael Feser, CFA	0	$0	0	$0	0	$0
Jeff Geller, CFA	0	$0	0	$0	0	$0
Grace Koo, Ph.D.	0	$0	0	$0	0	$0
*The total value and number of accounts managed by a portfolio manager may include sub-accounts of asset allocation, multi-managed and other accounts.
Transamerica JPMorgan Asset Allocation – Moderate VP
Portfolio Manager	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Michael Feser, CFA	11	$18.86 billion	0	$0	0	$0
Jeff Geller, CFA	31	$86.72 billion	32	$35.76 billion	5	$7.92 billion
Grace Koo, Ph.D.	8	$13.45 billion	0	$0	0	$0
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Michael Feser, CFA	0	$0	0	$0	0	$0

Portfolio Manager	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Jeff Geller, CFA	0	$0	0	$0	0	$0
Grace Koo, Ph.D.	0	$0	0	$0	0	$0
*The total value and number of accounts managed by a portfolio manager may include sub-accounts of asset allocation, multi-managed and other accounts.
Transamerica JPMorgan Core Bond VP
Portfolio Manager	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Richard Figuly	16	$28.07 billion	13	$3.79 billion	16	$6.28 billion
Barbara Miller	11	$41.72 billion	2	$10.33 billion	11	$535 million
Peter Simons, CFA	13	$40.57 billion	5	$11.32 billion	39	$8.93 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Richard Figuly	0	$0	0	$0	1	$1.06 billion
Barbara Miller	0	$0	0	$0	0	$0
Peter Simons, CFA	0	$0	0	$0	1	$59 million
*The total value and number of accounts managed by a portfolio manager may include sub-accounts of asset allocation, multi-managed and other accounts.
Transamerica JPMorgan Enhanced Index VP
Portfolio Manager	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Steven G. Lee	6	$2.16 billion	3	$566 million	4	$2.01 billion
Tim Snyder, CFA	10	$10.84 billion	6	$3.33 billion	11	$9.54 billion
Raffaele Zingone, CFA	10	$10.84 billion	7	$3.34 billion	11	$9.54 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Steven G. Lee	0	$0	1	$158 million	2	$1.12 billion
Tim Snyder, CFA	0	$0	0	$0	1	$1.05 billion
Raffaele Zingone, CFA	0	$0	0	$0	2	$2.56 billion
*The total value and number of accounts managed by a portfolio manager may include sub-accounts of asset allocation, multi-managed and other accounts.
Transamerica JPMorgan International Moderate Growth VP
Portfolio Manager	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Michael Feser, CFA	11	$24.50 billion	0	$0	0	$0
Jeff Geller, CFA	31	$92.35 billion	32	$35.76 billion	5	$7.92 billion
Grace Koo, Ph.D.	8	$19.08 billion	0	$0	0	$0
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Michael Feser, CFA	0	$0	0	$0	0	$0
Jeff Geller, CFA	0	$0	0	$0	0	$0
Grace Koo, Ph.D.	0	$0	0	$0	0	$0
*The total value and number of accounts managed by a portfolio manager may include sub-accounts of asset allocation, multi-managed and other accounts.
Transamerica JPMorgan Mid Cap Value VP
Portfolio Manager	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Gloria Fu, CFA	13	$38.92 billion	2	$2.19 billion	34	$3.02 billion

Portfolio Manager	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Lawrence Playford, CFA	15	$41.04 billion	3	$2.29 billion	39	$3.49 billion
Jonathan K. L. Simon	19	$58.39 billion	14	$12.62 billion	68	$12.35 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Gloria Fu, CFA	0	$0	0	$0	0	$0
Lawrence Playford, CFA	0	$0	0	$0	0	$0
Jonathan K. L. Simon	0	$0	0	$0	0	$0
*The total value and number of accounts managed by a portfolio manager may include sub-accounts of asset allocation, multi-managed and other accounts.
Transamerica JPMorgan Tactical Allocation VP
Portfolio Manager	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Michael Feser, CFA	11	$23.78 billion	0	$0	0	$0
Nicole Goldberger	3	$7.73 billion	3	$649 million	10	$16.61 billion
John Speer	1	$1.67 billion	4	$1.13 billion	10	$2.41 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Michael Feser, CFA	0	$0	0	$0	0	$0
Nicole Goldberger	0	$0	0	$0	0	$0
John Speer	0	$0	0	$0	0	$0
*The total value and number of accounts managed by a portfolio manager may include sub-accounts of asset allocation, multi-managed and other accounts.
Transamerica Multi-Managed Balanced VP
Portfolio Manager	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Steven G. Lee	6	$3.42 billion	3	$566 million	4	$2.01 billion
Tim Snyder, CFA	10	$12.09 billion	6	$3.33 billion	11	$9.54 billion
Raffaele Zingone, CFA	10	$12.09 billion	7	$3.34 billion	11	$9.54 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Steven G. Lee	0	$0	1	$158 million	2	$1.12 billion
Tim Snyder, CFA	0	$0	0	$0	1	$1.05 billion
Raffaele Zingone, CFA	0	$0	0	$0	2	$2.56 billion
*The total value and number of accounts managed by a portfolio manager may include sub-accounts of asset allocation, multi-managed and other accounts.
Conflict of Interest
The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.
Responsibility for managing J.P. Morgan Investment Management Inc. (JP Morgan)'s and its affiliates clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.
JPMorgan and/or its affiliates (“JPMorgan Chase”) perform investment services, including rendering investment advice, to varied clients. JPMorgan, JPMorgan Chase and its or their directors, officers, agents, and/or employees may render similar or differing investment advisory services to clients and may give advice or exercise investment responsibility and take such other action with respect to any of its other clients that differs from the advice given or the timing or nature of action taken with respect to another client or group of clients. It is JPMorgan’s policy, to the extent practicable, to allocate, within its reasonable discretion, investment opportunities among clients over a period of time on a fair and equitable basis. One or more of JPMorgan’s other client accounts may at any time hold, acquire, increase, decrease, dispose, or otherwise deal with positions in investments in which another client account may have an interest from time-to-time.
JPMorgan, JPMorgan Chase, and any of its or their directors, partners, officers, agents or employees, may also buy, sell, or trade securities for their own accounts or the proprietary accounts of JPMorgan and/or JPMorgan Chase. JPMorgan and/or JPMorgan Chase, within their discretion, may make different investment decisions and other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, JPMorgan is not required to purchase or sell for any client account securities that it, JPMorgan Chase, and any of its or their employees, principals, or agents may purchase or sell for their own accounts or the proprietary accounts of JPMorgan, or JPMorgan Chase or its clients.
JP Morgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JP Morgan and its affiliates or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JP Morgan or its affiliates could be viewed as having a conflict of interest to the extent that JP Morgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JP Morgan's or its affiliate’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JP Morgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JP Morgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JP Morgan and its affiliates may be perceived as causing accounts they manages to participate in an offering to increase JP Morgan's or its affiliates’ overall allocation of securities in that offering.
A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JP Morgan or its affiliates manage accounts that engage in short sales of securities of the type in which the Fund invests, JP Morgan or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.
As an internal policy matter, JP Morgan may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JP Morgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude a Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Fund’s objectives.
The goal of JP Morgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JP Morgan and its affiliates have policies and procedures that seek to manage conflicts. JP Morgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JP Morgan’s Codes of Ethics and JPMC’s Code of Conduct. With respect to the allocation of investment opportunities, JP Morgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:
Orders received in the same security and within a reasonable time period from a market event (e.g., a change in a security rating) are continuously aggregated on the appropriate trading desk so that new orders are aggregated with current outstanding orders, consistent with JPMorgan’s duty of best execution for its clients. However, there are circumstances when it may be appropriate to execute the second order differently due to other constraints or investment objectives. Such exceptions often depend on the asset class. Examples of these exceptions, particularly in the fixed income area, are sales to meet redemption deadlines or orders related to less liquid assets.
If aggregated trades are fully executed, accounts participating in the trade will typically be allocated their pro rata share on an average price basis. Partially filled orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. Use of average price for execution of aggregated trade orders is particularly true in the equity area. However, certain investment strategies, such as the use of derivatives, or asset classes, such as fixed income that use individual trade executions due to the nature of the strategy or supply of the security, may not be subject to average execution price policy and would receive the actual execution price of the transaction. Additionally, some accounts may be excluded from pro rata allocations. Accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. Deviations from pro rata allocations are documented by the business. JPMorgan attempts to mitigate any potential unfairness by basing non-pro-rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMorgan so that fair and equitable allocation will occur over time.
JP Morgan faces a conflict of interest in allocating the assets of the Transamerica JPMorgan Asset Allocation - Conservative VP, Growth VP, Moderate Growth VP, Moderate VP, and International Moderate Growth VP (each a “portfolio”) because the underlying portfolios in which the portfolio invests include Transamerica Funds sub-advised by JP Morgan. Consistent with the portfolio’s objective and strategies, JP Morgan is permitted to invest any portion of a portfolio’s assets in underlying portfolios which it sub-advises. JP Morgan will receive additional fees when it allocates portfolio assets to an underlying portfolio it sub-advises. This conflict could provide JP Morgan with an incentive to allocate portfolio assets to an underlying portfolio it sub-advises rather than to another underlying portfolio investing in the same asset class sub-advised by another sub-adviser. Or, JP Morgan may have an incentive to increase a portfolio’s allocation to an asset class for which the only underlying portfolio is one which it sub-advises.
JP Morgan also faces a potential conflict of interest in allocating the assets of the portfolio when JP Morgan has business relationships with other sub-advisers of underlying portfolios in which the portfolio invests or with affiliates of those sub-advisers. Allocating portfolio assets to underlying portfolios managed by such sub-advisers may help to enhance JP Morgan’s relationships with such sub-advisers or their affiliates.
Compensation
JPMorgan’s portfolio managers participate in a competitive compensation program that is designed to attract, retain and motivate talented people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable discretionary performance based incentive consisting of cash incentives and deferred compensation which includes mandatory notional investments (as described below) in selected mutual funds advised by JPMorgan or its affiliates (“Mandatory Investment Plan”). These elements reflect individual performance and the performance of JPMorgan’s business as a whole. Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages, individual contribution relative to client risk and return objectives, and adherence with JPMorgan’s compliance, risk and regulatory procedures. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the pre-tax performance of the funds (or the portion of the funds managed by the portfolio manager) is compared to the appropriate market peer group and to the competitive indices JPMorgan has identified for the investment strategy over one, three and five year periods (or such shorter time as the portfolio manager has managed the funds). Investment performance is generally more heavily weighted to the long-term.
Deferred compensation granted as part of an employee’s annual incentive compensation comprises from 0% to 60% of a portfolio manager’s total performance based incentive. As the level of incentive compensation increases, the percentage of compensation awarded in deferred incentives also increases. JPMorgan’s portfolio managers are required to notionally invest a certain percentage of their deferred compensation (typically 20% to 50% depending on the level of compensation) into the selected funds they manage. The remaining portion of the non-cash incentive is elective and may be notionally invested in any of the other mutual funds available in the Mandatory Investment Plan, which may include JPMorgan restricted stock units, depending on the employee’s election. When these awards vest over time (typically 3 years), the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.
Ownership of Securities
As of December 31, 2017, the portfolio manager(s) did not beneficially own any shares of the portfolio(s).
Levin Capital Strategies, L.P. (“LCS”)
Transamerica Levin Large Cap Value VP
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
John Levin	2	$2.25 billion	3	$89 million	198	$1.14 billion
Jack Murphy	2	$2.25 billion	10	$927 million	54	$2.82 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
John Levin	0	$0	2	$89 million	3	$103 million
Jack Murphy	0	$0	0	$0	0	$0
Conflict of Interest
LCS has established policies and procedures to monitor and resolve conflicts with respect to investment opportunities in a manner it deems fair and equitable.
•	The Portfolio and other accounts are similarly managed;
•	LCS follows detailed written allocation procedures designed to allocate securities purchases and sales between the Portfolio and the other investment advisory accounts in a fair and equitable manner;
•	LCS will not execute fund related portfolio transactions through its affiliated FINRA registered broker/dealer;
•	LCS generally does not execute cross trades and LCS has adopted policies and procedures limiting the ability of any portfolio manager to cross trade securities between the Portfolio and other accounts and;

•	All allocations are subject to daily review by LCS’s Chief Compliance Officer.
Compensation
LCS has a compensation policy designed to attract, motivate and retain talented personnel in a competitive market and to align the interests of its investment professionals with those of its clients and overall firm results. Our compensation package consists of both a base salary and a bonus. Bonuses are entirely at the discretion of LCS management and are based on various factors including: the individual employee performance, profitability of LCS and overall contribution of the individual employee. There is no particular weighting or formula for considering the factors. Full discretion remains in the hands of management to avoid any potential creation of unintended incentives including risk.
Employees are typically evaluated at mid-year and calendar year end. Employee bonuses are usually paid on a calendar year end basis. Moreover, the portfolio managers are provided with a benefits package, including health insurance, and participation in a company 401(K) plan, comparable to that received by other LCS employees.
Ownership of Securities
As of December 31, 2017, the portfolio manager(s) did not beneficially own any shares of the portfolio(s).
Madison Asset Management, LLC (“Madison”)
Transamerica Madison Balanced Allocation VP
Transamerica Madison Conservative Allocation VP
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
David S. Hottmann, CFA*	18	$1.02 billion	0	$0	6,057	$1.84 billion
Patrick F. Ryan, CFA*	18	$1.02 billion	0	$0	6,057	$1.84 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
David S. Hottmann, CFA	0	$0	0	$0	0	$0
Patrick F. Ryan, CFA	0	$0	0	$0	0	$0
*The number of Registered Investment Companies managed include “feeder” funds; however, the total assets managed do not in order to avoid duplication.
Transamerica Madison Diversified Income VP
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
John Brown, CFA	5	$1.00 billion	0	$0	1421	$1.22 billion
Drew Justman, CFA	8	$1.36 billion	0	$0	1421	$1.22 billion
Paul Lefurgey, CFA	6	$1.07 billion	0	$0	6713	$3.72 billion
Chris Nisbet, CFA	4	$560 million	0	$0	6713	$3.72 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
John Brown, CFA	0	$0	0	$0	0	$0
Drew Justman, CFA	0	$0	0	$0	0	$0
Paul Lefurgey, CFA	0	$0	0	$0	0	$0
Chris Nisbet, CFA	0	$0	0	$0	0	$0
Conflict of Interest
Potential conflicts of interest may arise because Madison engages in portfolio management activities for clients other than the funds. For example, portfolio managers at Madison and its affiliates typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of wealthy individuals as well as institutions such as pension funds, colleges and universities, insurance companies and foundations), subadvised accounts that we manage for other investment advisers and model accounts for which we only provide recommendations to our clients and do not have discretion to actually trade the accounts.
Our portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. Likewise, we may purchase securities for one portfolio and sell the same security from another. To address the potential conflicts that occur as a result, Madison adopted a variety of portfolio security aggregation, brokerage and trade allocation policies which are designed to provide reasonable assurance that buy and sell opportunities are allocated fairly among clients. Likewise, Madison has policies to address “cross selling” from one account to another. In this manner, we seek to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Compensation” section, below, our portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.
Compensation
Madison believes portfolio managers should receive compensation for the performance of the firm’s client accounts, their individual effort, and the overall profitability of the firm. As such, portfolio managers receive a base salary, as well as an incentive bonus based on the attainment of certain goals and objectives in the portfolio management process (described below). The manager also participates in the overall profitability of the firm directly, through an ownership interest in the firm, or indirectly, through a firm-sponsored profit sharing plan. Madison believes its portfolio managers’ goals are aligned with those of long-term investors, recognizing client goals to outperform over the long-term, rather than focused on short-term performance contests.
With regard to incentive compensation, the incentive pools for the asset allocation, equity and fixed-income teams are calculated based on a percentage of revenue from each investment strategy. Equity and fixed income teams managers are rewarded for performance relative to their benchmark(s) over both a one- and three-year period (measured on a pre-tax basis). The asset allocation team managers are rewarded for performance relative to their benchmark(s) over a one-, three- and five-year period (measured on a pre-tax basis), which is based on a risk-adjusted return. Incentive compensation earned is paid out over a two year period, so that if a portfolio manager leaves the employ of Madison, he or she forfeits a percentage of his or her incentive compensation. The purpose of this structured payout is to aid in the retention of investment personnel. All incentive compensation must be approved by the compensation committee. All portfolio managers are eligible to participate in the incentive compensation pool.
The incentive compensation pool shared by the members of the firm’s asset allocation and equity management teams is based on the performance of the firm’s various asset allocation and equity composites (or some combination of such composites and the relevant mutual fund(s)) measured against the appropriate index benchmarks. All firm asset allocation and equity accounts, including mutual funds, regardless of whether they are included in such composites, are managed with the same general investment philosophy, approach and applicable allocations, quality and other portfolio characteristics.
The incentive compensation pool shared by the members of the firm’s fixed-income management team is based on the performance of the firm’s various fixed-income composites measured against the appropriate index benchmarks. All firm fixed-income accounts, including mutual funds, regardless of whether they are included in such composites, are managed with the same general investment philosophy, approach and applicable allocations regarding duration, spreads and other fixed-income characteristics.
There is no difference in the way the firm compensates portfolio managers for managing a mutual fund or a private client account (or any other type of account). Instead, compensation is based on the entire employment relationship, not on the performance of any single account or type of account.
Ownership of Securities
As of December 31, 2017, the portfolio manager(s) did not beneficially own any shares of the portfolio(s).
Milliman Financial Risk Management LLC
Transamerica American Funds Managed Risk VP
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Adam Schenck, CFA	46	$51.6 billion	3	$373 million	0	$0
Maria Schiopu	6	$11.8 billion	0	$0	0	$0
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Adam Schenck, CFA	0	$0	0	$0	0	$0
Maria Schiopu	0	$0	0	$0	0	$0
Transamerica BlackRock Global Allocation Managed Risk – Balanced VP
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Adam Schenck, CFA	46	$51.6 billion	3	$373 million	0	$0

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Maria Schiopu	6	$11.8 billion	0	$0	0	$0
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Adam Schenck, CFA	0	$0	0	$0	0	$0
Maria Schiopu	0	$0	0	$0	0	$0
Transamerica BlackRock Global Allocation Managed Risk – Growth VP
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Adam Schenck, CFA	46	$51.6 billion	3	$373 million	0	$0
Maria Schiopu	6	$11.8 billion	0	$0	0	$0
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Adam Schenck, CFA	0	$0	0	$0	0	$0
Maria Schiopu	0	$0	0	$0	0	$0
Transamerica Managed Risk – Conservative ETF VP
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Adam Schenck, CFA	46	$51.6 billion	3	$373 million	0	$0
Maria Schiopu	6	$11.8 billion	0	$0	0	$0
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Adam Schenck, CFA	0	$0	0	$0	0	$0
Maria Schiopu	0	$0	0	$0	0	$0
Transamerica Managed Risk – Balanced ETF VP
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Adam Schenck, CFA	46	$51.6 billion	3	$373 million	0	$0
Maria Schiopu	6	$11.8 billion	0	$0	0	$0
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Adam Schenck, CFA	0	$0	0	$0	0	$0
Maria Schiopu	0	$0	0	$0	0	$0
Transamerica Managed Risk – Growth ETF VP
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Adam Schenck, CFA	46	$51.6 billion	3	$373 million	0	$0
Maria Schiopu	6	$11.8 billion	0	$0	0	$0
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Adam Schenck, CFA	0	$0	0	$0	0	$0
Maria Schiopu	0	$0	0	$0	0	$0

Conflicts of Interest
The Sub-Adviser has not identified any material conflicts between the Portfolios and other accounts managed by the Sub-Adviser and its portfolio managers. However, actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Portfolios and other accounts because the portfolio managers manage other accounts. The management of the Portfolios and other accounts may result in unequal time and attention being devoted to the Portfolios and other accounts. Another potential conflict of interest may arise where another account has the same investment objective as the Portfolios, whereby the portfolio managers could favor one account over another. Further, a potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of Portfolios’ trades, whereby they could use this information to the advantage of other accounts and to the disadvantage of the Portfolios. These potential conflicts of interest could create the appearance that the portfolio managers are favoring one investment vehicle over another.
Compensation Overview
Portfolio managers are paid competitive salaries by the Sub-Adviser. Portfolio managers may receive bonuses based on qualitative considerations, such as an individual’s contribution to the organization, and performance reviews in relation to job responsibilities. Bonuses paid to the portfolio managers are also based in part on the profitability of the investment adviser. Investment professionals may participate in profit-sharing plans.
Ownership of Securities
As of December 31, 2017, the portfolio manager(s) did not beneficially own any shares of the portfolio(s).
Morgan Stanley Investment Management Inc. (“Morgan Stanley”)
Transamerica Morgan Stanley Capital Growth VP
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Dennis P. Lynch	18	$10.65 billion	11	$10.13 billion	12	$2.58 billion
Sam G. Chainani, CFA	25	$9.24 billion	11	$8.10 billion	11	$2.46 billion
David S. Cohen	25	$9.24 billion	11	$8.10 billion	11	$2.46 billion
Armistead B. Nash	25	$9.24 billion	11	$8.10 billion	11	$2.46 billion
Alexander T. Norton	25	$9.24 billion	11	$8.10 billion	11	$2.46 billion
Jason C. Yeung, CFA	25	$9.24 billion	11	$8.10 billion	11	$2.46 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Dennis P. Lynch	0	$0	0	$0	2	$681 million
Sam G. Chainani, CFA	0	$0	0	$0	2	$681 million
David S. Cohen	0	$0	0	$0	2	$681 million
Armistead B. Nash	0	$0	0	$0	2	$681 million
Alexander T. Norton	0	$0	0	$0	2	$681 million
Jason C. Yeung, CFA	0	$0	0	$0	2	$681 million
Potential Conflict of Interest
Morgan Stanley Investment Management Inc. (“MSIM”) and/or its affiliates (together “Morgan Stanley”) provide a broad array of discretionary and non-discretionary investment management services and products for institutional accounts and individual investors. In addition, Morgan Stanley is a diversified global financial services firm that engages in a broad spectrum of activities including financial advisory services, asset management activities, sponsoring and managing private investment funds, engaging in broker-dealer transactions and other activities. Investors should be aware that there will be occasions when Morgan Stanley may encounter potential conflicts of interest in connection with its investment management services.
Other Accounts. In addition to responsibilities with respect to the management and investment activities of the Fund, MSIM and its affiliates may have similar responsibilities with respect to various other existing and future pooled investment vehicles and client accounts. Such other private investment funds, registered investment companies and any other existing or future pooled investment vehicles and separately managed accounts advised or managed by MSIM or any of its affiliates are referred to in this Statement of Additional Information collectively as the “Other Accounts.” The existence of such multiple vehicles and accounts necessarily creates a number of potential conflicts of interest.
Investment Activities of the Fund and Other Accounts. In the course of providing investment advisory or other services to Other Accounts, MSIM and its affiliates might come into possession of material, nonpublic information that affects MSIM’s ability to buy, sell or hold Fund investments. In addition, affiliates of MSIM might own, and effect transactions in, securities of companies which MSIM and/or its affiliates cover in investment research materials or to whom affiliates of MSIM provide investment banking services or make a market in such securities, or in which MSIM, its affiliates and their respective shareholders, members, managers, partners, directors, officers and employees have positions of influence or financial interests. As a result, such persons might possess information relating to such securities that is not known to the individuals of MSIM responsible for managing the Fund's investments, or might be subject to confidentiality or other restrictions by law, contract or internal procedures.
The terms under which MSIM and its affiliates provide management and other services to Other Accounts may differ significantly from those applicable to the Fund. In particular, arrangements with certain Other Accounts might provide for MSIM and its affiliates to receive fees that are higher than the Advisory Fees payable by shareholders of the Fund. MSIM does not receive performance-based compensation in respect of its investment management activities on behalf of the Fund, but may simultaneously manage Other Accounts for which MSIM receives greater fees or other compensation (including performance-based fees or allocations) than it receives in respect of the Fund, which may create a conflict of interest.
Potential conflicts also may arise due to the fact that certain securities or instruments may be held in some Other Accounts but not in the Fund, or certain Other Accounts may have different levels of holdings in certain securities or instruments than those of the Fund. In addition, MSIM or its affiliates may give advice or take action with respect to the investments of one or more Other Accounts that may not be given or taken with respect to the Fund or Other Accounts with similar investment programs, objectives, and strategies. Accordingly, the Fund and Other Accounts with similar strategies may not hold the same securities or instruments or achieve the same performance. MSIM and its affiliates also may advise Other Accounts with conflicting programs, objectives or strategies. Different clients, including funds advised by MSIM or an affiliate, may invest in different classes of securities of the same issuer, depending on the respective client's investment objectives and policies. As a result, MSIM and its affiliates may at times seek to satisfy their fiduciary obligations to certain Other Accounts owning one class of securities of a particular issuer by pursuing or enforcing rights on behalf of such Other Accounts with respect to such class of securities, and those activities may have an adverse effect on the Fund or certain Other Accounts, which may own a different class of securities of such issuer.
Allocation of Investment Opportunities between Fund and Other Accounts. MSIM expects to conduct the Fund's investment program in a manner that is similar to the investment programs of certain of the Other Accounts, particularly where the investment objectives and policies of Other Accounts overlap (in whole or in part) with those of the Fund. However, there are or are expected to be differences among the Fund and the Other Accounts with respect to investment objectives, investment strategies, investment parameters and restrictions, portfolio management personnel, tax considerations, liquidity considerations, legal and/or regulatory considerations, asset levels, timing and size of investor capital contributions and withdrawals, cash flow considerations, available cash, market conditions and other criteria deemed relevant by MSIM and its affiliates (the nature and extent of the differences will vary from fund to fund). Furthermore, MSIM may manage or advise multiple Accounts (including Other Accounts in which Morgan Stanley and its personnel have an interest) that have investment objectives that are similar to the Fund and that may seek to make investments or sell investments in the same securities or other instruments, sectors or strategies as the Fund. This creates potential conflicts, particularly in circumstances where the availability of such investment opportunities is limited.
Notwithstanding these differences, there may be circumstances where the Fund and all Other Accounts participate in parallel investment transactions at the same time and on the same terms. MSIM seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and any Other Account. To the extent that MSIM seeks to acquire the same security at the same time for more than one client account, it may not be possible to acquire a sufficiently large quantity of the security, or the price at which the security is obtained for clients may vary. Similarly, clients may not be able to obtain the same price for, or as large an execution of, an order to sell a particular security when MSIM is trading for more than one account at the same time. If MSIM manages accounts that engage in short sales of securities of the type in which the Fund invests, MSIM could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.
Transactions with Affiliates. MSIM might purchase securities from underwriters or placement agents in which an affiliate is a member of a syndicate or selling group, as a result of which an affiliate might benefit from the purchase through receipt of a fee or otherwise. MSIM will not purchase securities on behalf of the Fund from an affiliate that is acting as a manager of a syndicate or selling group. Purchases by MSIM on behalf of the Fund from an affiliate acting as a placement agent must meet the requirements of applicable law.
Furthermore, Morgan Stanley may face conflicts of interest when the Fund uses service providers affiliated with Morgan Stanley because Morgan Stanley receives greater overall fees when they are used.
Compensation
Portfolio Manager Compensation Structure
Morgan Stanley’s compensation structure is based on a total reward system of base salary and incentive compensation, which is paid either in the form of cash bonus, or for employees meeting the specified deferred compensation eligibility threshold, partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation granted to Investment Management employees are generally granted as a mix of deferred cash awards under the Investment Management Alignment Plan (IMAP and equity-based awards in the form of stock units. The portion of incentive compensation granted in the form of a deferred compensation award and the terms of such awards are determined annually by the Compensation, Management Development and Succession Committee of the Morgan Stanley Board of Directors.
Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.
Incentive compensation. In addition to base compensation, portfolio managers may receive discretionary year-end compensation.
Incentive compensation may include:
•	Cash Bonus.
•	Deferred Compensation:
•	A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.
•	IMAP is a cash-based deferred compensation plan designed to increase the alignment of participants’ interests with the interests of the Advisor’s clients. For eligible employees, a portion of their deferred compensation is mandatorily deferred into IMAP on an annual basis. Awards granted under IMAP are notionally invested in referenced funds available pursuant to the plan, which are funds advised by Investment Management. Portfolio managers are required to notionally invest a minimum of 25% of their account balance in the designated funds that they manage and are included in the IMAP notional investment fund menu.
•	Deferred compensation awards are typically subject to vesting over a multi-year period and are subject to cancellation through the payment date for competition, cause (i.e., any act or omission that constitutes a breach of obligation to the Company, including failure to comply with internal compliance, ethics or risk management standards, and failure or refusal to perform duties satisfactorily, including supervisory and management duties), disclosure of proprietary information, and solicitation of employees or clients. Awards are also subject to clawback through the payment date if an employee’s act or omission (including with respect to direct supervisory responsibilities) causes a restatement of the Firm’s consolidated financial results, constitutes a violation of the Firm’s global risk management principles, policies and standards, or causes a loss of revenue associated with a position on which the employee was paid and the employee operated outside of internal control policies.
Investment Management compensates employees based on principles of pay-for-performance, market competitiveness and risk management. Eligibility for, and the amount of any, discretionary compensation is subject to a multi-dimensional process. Specifically, consideration is given to one or more of the following factors, which can vary by portfolio management team and circumstances:
•	Revenue and profitability of the business and/or each fund/accounts managed by the portfolio manager
•	Revenue and profitability of the Firm
•	Return on equity and risk factors of both the business units and Morgan Stanley
•	Assets managed by the portfolio manager
•	External market conditions
•	New business development and business sustainability
•	Contribution to client objectives
•	The pre-tax investment performance of the funds/accounts managed by the portfolio manager (which may, in certain cases, be measured against the applicable benchmark(s) and/or peer group(s) over one, three and five-year periods.
•	Individual contribution and performance
Further, the Firm’s Global Incentive Compensation Discretion Policy requires compensation managers to consider only legitimate, business related factors when exercising discretion in determining variable incentive compensation, including adherence to Morgan Stanley’s core values, conduct, disciplinary actions in the current performance year, risk management and risk outcomes.
Ownership of Securities
As of December 31, 2017, none of the portfolio manager(s) beneficially owned any equity securities in the portfolio(s) that they manage.

Pacific Investment Management Company LLC (“PIMCO”)
Transamerica PIMCO Tactical – Balanced VP
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Josh Davis	7	$7.19 billion	9	$26 million	11	$893 million
Sudi N. Mariappa	21	$23.29 billion	3	$1.81 billion	44	$21.00 billion
Graham A. Rennison	20	$1.87 billion	0	$0	0	$0
Josh Thimons	5	$6.06 billion	3	$354 million	4	$811 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Josh Davis	0	$0	0	$0	2	$764 million
Sudi N. Mariappa	0	$0	1	$108 million	11	$4.89 billion
Graham A. Rennison	0	$0	0	$0	0	$0
Josh Thimons	0	$0	1	$296 million	1	$118 million
Transamerica PIMCO Tactical – Conservative VP
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Josh Davis	7	$7.19 billion	9	$26 million	11	$893 million
Sudi N. Mariappa	21	$23.29 billion	3	$1.81 billion	44	$21.00 billion
Graham A. Rennison	20	$1.87 billion	0	$0	0	$0
Josh Thimons	5	$6.06 billion	3	$354 million	4	$811 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Josh Davis	0	$0	0	$0	2	$764 million
Sudi N. Mariappa	0	$0	1	$108 million	11	$4.89 billion
Graham A. Rennison	0	$0	0	$0	0	$0
Josh Thimons	0	$0	1	$296 million	1	$118 million
Transamerica PIMCO Tactical – Growth VP
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Josh Davis	7	$7.19 billion	9	$26 million	11	$893 million
Sudi N. Mariappa	21	$23.29 billion	3	$1.81 billion	44	$21.00 billion
Graham A. Rennison	20	$1.87 billion	0	$0	0	$0
Josh Thimons	5	$6.06 billion	3	$354 million	4	$811 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Josh Davis	0	$0	0	$0	2	$764 million
Sudi N. Mariappa	0	$0	1	$108 million	11	$4.89 billion
Graham A. Rennison	0	$0	0	$0	0	$0
Josh Thimons	0	$0	1	$296 million	1	$118 million
Transamerica PIMCO Total Return VP
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Mark Kiesel	20	$139.86 billion	64	$79.76 billion	125	$70.03 billion
Scott Mather	21	$115.41 billion	19	$13.52 billion	81	$27.16 billion
Mihir Worah	55	$133.42 billion	32	$19.79 billion	43	$21.71 billion

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Mark Kiesel	0	$0	9	$11.54 billion	14	$6.01 billion
Scott Mather	0	$0	0	$0	5	$2.86 billion
Mihir Worah	0	$0	1	$152 million	5	$1.71 billion
Conflict of Interest
From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Portfolio, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Portfolios, track the same index a Portfolio tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Portfolios. The other accounts might also have different investment objectives or strategies than the Portfolios. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Funds. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies or redeem shares of a Portfolio in a manner beneficial to the investing account but detrimental to the Fund. Conversely, PIMCO’s duties to the Funds, as well as regulatory or other limitations applicable to the Funds, may affect the courses of action available to PIMCO-advised accounts (including certain Funds) that invest in the Funds in a manner that is detrimental to such investing accounts.
Because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described below may occur between the Portfolios or other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Portfolios or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Portfolios or other accounts managed by PIMCO.
Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Portfolio. Because of their positions with the Portfolios, the portfolio managers know the size, timing and possible market impact of a Portfolio’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Portfolio.
Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Portfolio and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. In addition, regulatory issues applicable to PIMCO or one or more Portfolios or other accounts may result in certain Portfolios not receiving securities that may otherwise be appropriate for them. Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.
Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Portfolios and certain pooled investment vehicles, including investment opportunity allocation issues.
Conflicts potentially limiting a Portfolio’s investment opportunities may also arise when the Portfolio and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Portfolio owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting a Portfolio’s investment opportunities. Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for a Portfolio. Moreover, a Portfolio or other account managed by PIMCO may invest in a transaction in which one or more other Portfolios or accounts managed by PIMCO are expected to participate, or already have made or will seek to make, an investment. Such Portfolios or accounts may have conflicting interests and objectives in connection with such investments, including, for example and without limitation, with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment, and the timeframe for, and method of, exiting the investment. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between a Portfolio and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of a Portfolio.
Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Portfolio. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Portfolios and such other accounts on a fair and equitable basis over time.
Portfolio Manager Compensation
PIMCO’s approach to compensation seeks to provide professionals with a Total Compensation Plan and process that is driven by PIMCO’s mission and values. Key Principles on Compensation Philosophy include:
•	PIMCO’s pay practices are designed to attract and retain high performers;
•	PIMCO’s pay philosophy embraces a corporate culture of rewarding strong performance, a strong work ethic, and meritocracy;
•	PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through equity participation; and
•	PIMCO’s “Discern and Differentiate” discipline guides total compensation levels.
The Total Compensation Plan consists of three components. The compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for PIMCO’s clients. A portfolio manager’s compensation is not based solely on the performance of any Fund or any other account managed by that portfolio manager:
Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.
Performance Bonus – Performance bonuses are designed to reward risk-adjusted performance and contributions to PIMCO’s broader investment process. The compensation process is not formulaic and the following non-exhaustive list of qualitative and quantitative criteria are considered when determining the total compensation for portfolio managers:
•	Performance measured over a variety of longer- and shorter-term periods, including 5-year, 4-year, 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups; greatest emphasis is placed on 5-year and 3-year performance, followed by 1-year performance;
•	Consistency of investment performance across portfolios of similar mandate and guidelines, rewarding low dispersion and consistency of outperformance;
•	Appropriate risk positioning and risk management mindset which includes consistency with PIMCO’s investment philosophy, the Investment Committee’s positioning guidance, absence of defaults, and appropriate alignment with client objectives;
•	Contributions to mentoring, coaching and/or supervising members of team;
•	Collaboration, idea generation, and contribution of investment ideas in the context of PIMCO’s investment process, Investment Committee meetings, and day-to-day management of portfolios;
•	With much lesser importance than the aforementioned factors: amount and nature of assets managed by the portfolio manager, contributions to asset retention, and client satisfaction.
PIMCO’s partnership culture further rewards strong long term risk adjusted returns with promotion decisions almost entirely tied to long term contributions to the investment process. 10-year performance can also be considered, though not explicitly as part of the compensation process.
Deferred Compensation – Long Term Incentive Plan (“LTIP”) and/or M Options which is awarded to key professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and/or deferred compensation. PIMCO incorporates a progressive allocation of deferred compensation as a percentage of total compensation, which is in line with market practices.
•	The LTIP provides participants with deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long term commitment to PIMCO’s success.

•	The M Unit program provides mid-to-senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the Firm’s long-term results. In the program, options are awarded and vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the Firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time.
•	The Carried Interest Compensation Plan awards entitle eligible individuals who provide services to PIMCO’s Alternative Funds a percentage (“points”) of the carried interest otherwise payable to PIMCO in the event that the applicable performance measurements described in the Alternative Fund's partnership agreements are achieved. The awards are granted before any payments are made in respect of the awards and payout is contingent on long-term performance, and are intended to align the interests of the employees with that of PIMCO and the investors in the Alternative Funds. While subject to forfeiture and vesting terms, payments to participants are generally made if and when the applicable carried interest payments are made to PIMCO.
Eligibility to participate in LTIP, the M Unit program, and the Carried Interest Compensation Plan is contingent upon continued employment at PIMCO and all other applicable eligibility requirements.
Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.
Ownership of Securities
As of December 31, 2017, the portfolio manager(s) did not beneficially own any shares of the portfolio(s).
PineBridge Investments LLC (“PineBridge”)
Transamerica PineBridge Inflation Opportunities VP
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Roberto Coronado	4	1.28 billion	3	$471 million	2	$416 million
Gunter H. Seeger	2	$367 million	4	$719 million	7	$1.57 billion
Robert A. Vanden Assem, CFA	10	$4.17 billion	47	$3.81 billion	44	$8.60 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Roberto Coronado	0	$0	0	$0	0	$0
Gunter H. Seeger	0	$0	0	$0	0	$0
Robert A. Vanden Assem, CFA	0	$0	0	$0	0	$0
Conflict of Interest
PineBridge recognizes that it may be subject to a conflict of interest with respect to allocations of investment opportunities and transactions among its clients. To mitigate these conflicts, PineBridge’s policies and procedures seek to provide that investment decisions are made in accordance with the fiduciary duties owed to such accounts and without consideration of PineBridge’s economic, investment or other financial interests. Personal securities transactions by an employee may raise a potential conflict of interest when an employee trades in a security that is considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client, in that the employee may be able to personally benefit from prior knowledge of transactions for a client by trading in a personal account. PineBridge has policies to address potential conflicts of interest when its employees buy or sell securities also bought or sold for clients. Under certain circumstances, conflicts may arise in cases where different clients of PineBridge invest in different parts of a single issuer’s capital structure, including circumstances in which one or more PineBridge clients may own private securities or obligations of an issuer and other PineBridge clients may own public securities of the same issuer. Such conflicts of interest will be discussed and resolved on a case-by-case basis and will take into consideration the interest of the relevant clients, the circumstances giving rise to the conflict, and applicable regulations.
Compensation
Compensation for all PineBridge Investments portfolio managers consists of both a salary and a bonus component. The Salary component is a fixed base salary, and does not vary based on a portfolio manager’s performance. Generally, salary is based upon several factors, including experience and market levels of salary for such position. The bonus component is generally discretionarily determined based both on a portfolio manager’s individual performance and the overall performance of PineBridge Investments. In assessing individual performance of portfolio managers, both qualitative performance measures and also quantitative performance measures assessing the management of a portfolio manager’s funds are considered. With respect to qualitative methods applied in measuring the individual performance of portfolio managers, the criteria used to evaluate investment professionals include, but are not limited to, quality of work, job knowledge, entrepreneurship, initiative, problem solving/creativity, decision making, accountability for results, judgment, adaptability, planning and organizing, communication and interpersonal skills. With respect to quantitative methods applied in measuring individual performance, portfolio managers are evaluated on the performance of the portfolios they manage and/or trade compared to relevant benchmarks. The relevant benchmark for Transamerica PineBridge Inflation Opportunities VP is the Barclays U.S. Treasury Inflation Protected Securities Index. A portfolio manager may also receive a long-term compensation component, either in the form of a partnership interest in the firm or as a cash-based award the ultimate value of which would depend upon financial performance of the firm.
Ownership of Securities
As of December 31, 2017, none of the portfolio manager(s) owned any securities in the portfolio(s).
ProFund Advisors LLC (“ProFund”)
Transamerica ProFund UltraBear VP
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Michael Neches	161	$26.08 billion	0	$0	3	$440 million
Devin Sullivan	82	$21.24 billion	0	$0	3	$440 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Michael Neches	0	$0	0	$0	0	$0
Devin Sullivan	0	$0	0	$0	0	$0
Conflict of Interest
Portfolio managers are generally responsible for multiple investment company accounts. As further described below, certain inherent conflicts of interest arise from the fact that portfolio managers have responsibility for multiple accounts, including conflicts relating to the allocation of investment opportunities. Listed above for each portfolio manager are the number and type of accounts managed or overseen by each team on which each portfolio manager acts, as of December 31, 2017.
In the course of providing advisory services, the sub-adviser may simultaneously recommend the sale of a particular security for one account while recommending the purchase of the same security for another account if such recommendations are consistent with each client’s investment strategies. The sub-adviser also may recommend the purchase or sale of securities that may also be recommended by ProShare Advisors LLC, an affiliate of the sub-adviser.
The sub-adviser, its principals, officers and employees (and members of their families) and affiliates may participate directly or indirectly as investors in the sub-adviser’s clients, such as the portfolio. Thus, the sub-adviser may recommend to clients the purchase or sale of securities in which it, or its officers, employees or related persons have a financial interest. The sub-adviser may give advice and take actions in the performance of its duties to its clients that differ from the advice given or the timing and nature of actions taken, with respect to other clients’ accounts and/or employees’ accounts that may invest in some of the same securities recommended to clients.
In addition, the sub-adviser, its affiliates and principals may trade for their own accounts. Consequently, non-customer and proprietary trades may be executed and cleared through any prime broker or other broker utilized by clients. It is possible that officers or employees of the sub-adviser may buy or sell securities or other instruments that the sub-adviser has recommended to, or purchased for, its clients and may engage in transactions for their own accounts in a manner that is inconsistent with the sub-adviser’s recommendations to a client. Personal securities transactions by employees may raise potential conflicts of interest when such persons trade in a security that is owned by, or considered for purchase or sale for, a client. The sub-adviser has adopted policies and procedures designed to detect and prevent such conflicts of interest and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law.
Any “access person” of the sub-adviser (as defined under the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”)) may make security purchases, subject to the terms of the sub-adviser’s Code of Ethics, that are consistent with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act.
The sub-adviser and its affiliated persons may come into possession from time to time of material nonpublic and other confidential information about companies which, if disclosed, might affect an investor’s decision to buy, sell, or hold a security. Under applicable law, the sub-adviser and its affiliated persons would be prohibited from improperly disclosing or using this information for their personal benefit or for the benefit of any person, regardless of whether the person is a client of the sub-adviser. Accordingly, should the sub-adviser or any affiliated person come into possession of material nonpublic or other confidential information with respect to any company, the sub-adviser and its affiliated persons will have no responsibility or liability for failing to disclose the information to clients as a result of following its policies and procedures designed to comply with applicable law.

Compensation
ProFund believes that its compensation program is competitively positioned to attract and retain high-caliber investment professionals. The compensation package for portfolio managers consists of a fixed-base salary, an annual incentive bonus opportunity and a competitive benefits package. A portfolio manager’s salary compensation is designed to be competitive with the marketplace and reflect a portfolio manager’s relative experience and contribution to the firm. Fixed-base salary compensation is reviewed and adjusted annually to reflect increases in the cost of living and market rates. The annual incentive bonus opportunity provides cash bonuses based upon the firm’s overall performance and individual contributions. Principal consideration is given to appropriate risk management, teamwork and investment support activities in determining the annual bonus amount. Portfolio managers are eligible to participate in the firm’s standard employee benefits programs, which include a competitive 401(k) retirement savings program with employer match, life insurance coverage, and health and welfare programs.
Ownership of Securities
As of December 31, 2017, the portfolio manager(s) did not beneficially own any shares of the portfolio(s).
QS Investors, LLC (“QS Investors”)
Transamerica Legg Mason Dynamic Allocation – Balanced VP
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Adam J. Petryk, CFA	36	$8.49 billion	30	$4.41 billion	5	$490 million
Thomas Picciochi	36	$8.49 billion	30	$4.41 billion	5	$490 million
Ellen Tesler	36	$8.49 billion	30	$4.41 billion	5	$490 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Adam J. Petryk, CFA	0	$0	0	$0	1	$70 million
Thomas Picciochi	0	$0	0	$0	1	$70 million
Ellen Tesler	0	$0	0	$0	1	$70 million
Transamerica Legg Mason Dynamic Allocation – Growth VP
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Adam J. Petryk, CFA	36	$9.16 billion	30	$4.41 billion	5	$490 million
Thomas Picciochi	36	$9.16 billion	30	$4.41 billion	5	$490 million
Ellen Tesler	36	$9.16 billion	30	$4.41 billion	5	$490 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Adam J. Petryk, CFA	0	$0	0	$0	1	$70 million
Thomas Picciochi	0	$0	0	$0	1	$70 million
Ellen Tesler	0	$0	0	$0	1	$70 million
Transamerica QS Investors Active Asset Allocation – Conservative VP
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Adam J. Petryk, CFA	36	$9.27 billion	30	$4.41 billion	5	$490 million
Thomas Picciochi	36	$9.27 billion	30	$4.41 billion	5	$490 million
Ellen Tesler	36	$9.27 billion	30	$4.41 billion	5	$490 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Adam J. Petryk, CFA	0	$0	0	$0	1	$70 million
Thomas Picciochi	0	$0	0	$0	1	$70 million
Ellen Tesler	0	$0	0	$0	1	$70 million

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Adam J. Petryk, CFA	36	$8.98 billion	30	$4.41 billion	5	$490 million
Thomas Picciochi	36	$8.98 billion	30	$4.41 billion	5	$490 million
Ellen Tesler	36	$8.98 billion	30	$4.41 billion	5	$490 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Adam J. Petryk, CFA	0	$0	0	$0	1	$70 million
Thomas Picciochi	0	$0	0	$0	1	$70 million
Ellen Tesler	0	$0	0	$0	1	$70 million
Transamerica QS Investors Active Asset Allocation – Moderate VP
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Adam J. Petryk, CFA	36	$8.10 billion	30	$4.41 billion	5	$490 million
Thomas Picciochi	36	$8.10 billion	30	$4.41 billion	5	$490 million
Ellen Tesler	36	$8.10 billion	30	$4.41 billion	5	$490 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Adam J. Petryk, CFA	0	$0	0	$0	1	$70 million
Thomas Picciochi	0	$0	0	$0	1	$70 million
Ellen Tesler	0	$0	0	$0	1	$70 million
Conflicts of Interest
Potential Conflicts of Interest
QS Investors maintains policies and procedures reasonably designed to detect and minimize potential conflicts of interest inherent in circumstances when a portfolio manager has day-to-day portfolio management responsibilities for multiple portfolios. Nevertheless, no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. These conflicts may be real, potential, or perceived; certain of these conflicts are described in detail below.
Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity (including initial public offerings) that may be suitable for multiple funds and/or accounts, the investment opportunity may be allocated among these several funds or accounts, which may limit a client’s ability to take full advantage of the investment opportunity, due to liquidity constraints or other factors.
QS Investors has adopted trade allocation procedures designed to ensure that allocations of limited investment opportunities are conducted in a fair and equitable manner between client accounts. Nevertheless, investment opportunities may be allocated differently among client accounts due to the particular characteristics of an account, such as the size of the account, cash position, investment guidelines and restrictions or its sector/country/region exposure or other risk controls, or market restrictions.
Similar Investment Strategies. QS Investors and its portfolio management team may manage multiple portfolios with similar investment strategies. Investment decisions for each portfolio are generally made based on each portfolio’s investment objectives and guidelines, cash availability, and current holdings. Purchases or sales of securities for the portfolios may be appropriate for other portfolios with like objectives and may be bought or sold in different amounts and at different times in multiple portfolios. In these cases, transactions are allocated to portfolios in a manner believed fair and equitable across client account portfolios by QS Investors methodology. Purchase and sale orders for a portfolio may be combined with those of other portfolios in the interest of achieving the most favorable net results for all clients.
Different Investment Strategies. QS Investors may manage long-short strategies alongside long-only strategies. As such, the potential exists for short sales of securities in certain portfolios while the same security is held long in one or more other portfolios. In an attempt to mitigate the inherent risks of simultaneous management of long-short and long-only strategies, QS Investors has established and implemented procedures to promote fair and equitable treatment of all portfolios. The procedures include monitoring and surveillance, supervisory reviews, and compliance oversight of short sale activity.

Differences in Financial Incentives. A conflict of interest may arise where the financial or other benefits available to a portfolio manager or an investment adviser differ among the funds and/or accounts under management. For example, when the structure of an investment adviser’s management fee differs among the funds and/or accounts under its management (such as where certain funds or accounts pay higher management fees or performance-based management fees), a portfolio manager might be motivated to favor certain funds and/or accounts over others. Performance-based fees could also create an incentive for an investment adviser to make investments that are riskier or more speculative. In addition, a portfolio manager might be motivated to favor funds and/or accounts in which he or she or the investment adviser and/or its affiliates have a financial interest. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record in a particular investment strategy or to derive other rewards, financial or otherwise, could influence a portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.
In multi-asset strategies where QS Investors is responsible for asset allocation and has the discretionary authority to direct assets to funds or accounts managed by QS Investors, affiliated managers and/or unaffiliated managers, QS Investors may have financial or other incentives to advise that client assets be directed to funds or accounts managed by QS Investors instead of funds or accounts managed by affiliated managers or unaffiliated managers, or to advise that client assets be directed to funds or accounts managed by affiliated managers instead of unaffiliated managers.
QS Investors has established and implemented various policies and procedures to promote fair and equitable treatment and to manage these and other potential conflicts that may arise from differences in financial incentives. For example, in regard to the management of portfolios with performance-based fees, performance in portfolios with like strategies is regularly reviewed by management. In regard to conflicts associated with fund/manager selection, QS Investors employs an asset allocation process that is primarily quantitative, and certain investment decisions that could be deemed to result in conflicts of interest (e.g., initial allocations or substantial increases in allocations to funds or accounts managed by QS Investors) are subject to review and pre-approval by certain management and compliance personnel.
Personal Holdings and Transactions. Investment professionals employed by QS Investors may manage personal accounts in which they have a fiduciary interest with holdings similar to those of client accounts. QS Investors also allows its employees to trade in securities that it recommends to advisory clients. QS Investors purchasing, holding or selling the same or similar securities for client account portfolios and the actions taken by such individuals on a personal basis may differ from, or be inconsistent with, the nature and timing of advice or actions taken by QS Investors for its client accounts. QS Investors and its employees may also invest in mutual funds and other pooled investment vehicles that are managed by QS Investors. This may result in a potential conflict of interest since QS Investors’ employees have knowledge of such funds’ investment holdings, which is non-public information. QS Investors has implemented a Code of Ethics which is designed to address and mitigate the possibility that these professionals could place their own interests ahead of those of clients. The Code of Ethics addresses this potential conflict of interest by imposing pre-clearance and reporting requirements, blackout periods, supervisory oversight, and other measures designed to reduce conflict.
Portfolio Manager Compensation
Compensation for all QS Investors’ investment professionals includes a combination of base salary and annual discretionary bonus as well as a generous benefits package made available to all employees on a non-discretionary basis. Specifically, the compensation package includes:
•	Competitive base salaries;
•	Individual discretionary bonuses based on the investment professional’s added value to the products for which they are responsible. Bonuses are not directly tied to peer group and/or relative performance to any benchmark. The qualitative analysis of a portfolio manager’s individual performance is based on, among other things, the results of an annual management and internal peer review process, and management’s assessment of a portfolio manager contributions to the investment team, the investment process and overall performance (distinct from fund and other account performance). Other factors taken into consideration include the individual’s contributions to model and investment process research, risk management, client service and new business development, and the overall performance of the firm; and
•	Corporate profit sharing.
Certain investment professionals may also have longer-term incentive packages that are tied to the success of the organization.
Ownership of Securities
As of December 31, 2017, the portfolio manager(s) did not beneficially own any shares of the portfolio(s).

Quantitative Management Associates LLC (“QMA”)
Transamerica Market Participation Strategy VP
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number*	Assets Managed	Number*	Assets Managed	Number*	Assets Managed
Devang Gambhirwala	16	$22.01 billion	12	$3.53 billion	58	$6.32 billion
Marcus Perl	39	$85.33 billion	5	$2.36 billion	21	$1.66 billion
Ted Lockwood	39	$85.36 billion	5	$2.36 billion	22	$1.69 billion
Joel Kallman	38	$84.86 billion	5	$2.36 billion	19	$1.44 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Devang Gambhirwala	0	$0	0	$0	8	$1.76 billion
Marcus Perl	0	$0	0	$0	0	$0
Ted Lockwood	0	$0	0	$0	1	$32 million
Joel Kallman	0	$0	0	$0	0	$0
*	Accounts are managed on a team basis. If a portfolio manager is a member of a team, any account managed by that team is included in the number of accounts and total assets for such portfolio manager (even if such portfolio manager is not primarily involved in the day-to-day management of the account).
“QMA Other Pooled Investment Vehicles” includes commingled insurance company separate accounts, commingled trust funds and other commingled investment vehicles. “QMA Other Accounts” includes single client accounts, managed accounts (which are counted as one account per managed account platform), asset allocation clients, and accounts of affiliates.
Conflicts of Interest
Like other investment advisers, QMA is subject to various conflicts of interest in the ordinary course of its business. QMA strives to identify potential risks, including conflicts of interest, that are inherent in its business, and conducts annual conflict of interest reviews. When actual or potential conflicts of interest are identified, QMA seeks to address such conflicts through one or more of the following methods:
•	Elimination of the conflict;
•	Disclosure of the conflict; or
•	Management of the conflict through the adoption of appropriate policies and procedures.
QMA follows Prudential Financial’s policies on business ethics, personal securities trading, and information barriers. QMA has adopted a code of ethics, allocation policies and conflicts of interest policies, among others, and has adopted supervisory procedures to monitor compliance with its policies. QMA cannot guarantee, however, that its policies and procedures will detect and prevent, or result in the disclosure of, each and every situation in which a conflict may arise.
Side-by-Side Management of Accounts and Related Conflicts of Interest
Side-by-side management of multiple accounts can create incentives for QMA to favor one account over another. Examples are detailed below, followed by a discussion of how QMA addresses these conflicts.
Asset-Based Fees vs. Performance-Based Fees; Other Fee Considerations. QMA manages accounts with asset-based fees alongside accounts with performance-based fees. Asset-based fees are calculated based on the value of a client’s portfolio at periodic measurement dates or over specified periods of time. Performance-based fees are generally based on a share of the capital appreciation of a portfolio, and may offer greater upside potential to an investment manager than asset-based fees, depending on how the fees are structured. This side-by-side management can create an incentive for QMA and its investment professionals to favor one account over another. Specifically, QMA has the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees. In addition, since fees are negotiable, one client may be paying a higher fee than another client with similar investment objectives or goals. In negotiating fees, QMA takes into account a number of factors including, but not limited to, the investment strategy, the size of a portfolio being managed, the relationship with the client, and the required level of service. Fees may also differ based on account type. For example, fees for commingled vehicles, including those that QMA subadvises, may differ from fees charged for single client accounts.
Long Only/Long-Short Accounts. QMA manages accounts that only allow it to hold securities long as well as accounts that permit short selling. QMA may, therefore, sell a security short in some client accounts while holding the same security long in other client accounts, creating the possibility that QMA is taking inconsistent positions with respect to a particular security in different client accounts.
Compensation/Benefit Plan Accounts/Other Investments by Investment Professionals. QMA manages certain funds and strategies whose performance is considered in determining long-term incentive plan benefits for certain investment professionals. Investment professionals involved in the management of those accounts in these strategies have an incentive to favor them over other accounts they manage in order to increase their compensation. Additionally, QMA’s investment professionals may have an interest in funds in those strategies if the funds are chosen as options in their 401(k) or deferred compensation plans offered by Prudential or if they otherwise invest in those funds directly.
Affiliated Accounts. QMA manages accounts on behalf of its affiliates as well as unaffiliated accounts. QMA could have an incentive to favor accounts of affiliates over others.
Non-Discretionary Model Accounts or Portfolios. QMA provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. When QMA manages accounts on a non-discretionary basis, the investment team will typically deliver a model portfolio to a non-discretionary client at or around the same time as executing discretionary trades in the same strategy. The non-discretionary clients may be disadvantaged if QMA delivers the model investment portfolio to them after it initiates trading for the discretionary clients, or vice versa.
Large Accounts. Large accounts typically generate more revenue than do smaller accounts. As a result, a portfolio manager has an incentive when allocating scarce investment opportunities to favor accounts that pay a higher fee or generate more income for QMA.
Securities of the Same Kind or Class. QMA sometimes buys or sells, or directs or recommends that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different. QMA may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, due to differences in investment strategy or client direction. Different strategies effecting trading in the same securities or types of securities may appear as inconsistencies in QMA’s management of multiple accounts side-by-side.
How QMA Addresses These Conflicts of Interest
The conflicts of interest described above with respect to different types of side-by-side management could influence QMA’s allocation of investment opportunities as well as its timing, aggregation and allocation of trades. QMA has developed policies and procedures designed to address these conflicts of interest. QMA's Conflicts of Interest and related policies stress that investment decisions are to be made in accordance with the fiduciary duties owed to each account without giving consideration to QMA or QMA personnel's pecuniary, investment or other financial interest.
In keeping with its fiduciary obligations, QMA’s policies with respect to allocation and aggregation are to treat all of its accounts fairly and equitably. QMA’s investment strategies generally require that QMA invest its clients’ assets in securities that are publicly traded. QMA generally does not participate in initial public offerings. QMA's investment strategies are team managed, reducing the likelihood that one would be favored over other portfolios managed by the team. These factors significantly reduce the risk that QMA could favor one client over another in the allocation of investment opportunities. QMA’s compliance procedures with respect to these policies include independent reviews by its compliance unit of the timing, allocation and aggregation of trades, allocation of investment opportunities and the performance of similarly managed accounts. These procedures are designed to detect patterns and anomalies in QMA’s side-by-side management and trading so that QMA may take measures to correct or improve its processes. QMA’s trade management oversight committee, which consists of senior members of QMA’s management team, reviews trading patterns on a periodic basis.
QMA rebalances portfolios periodically with frequencies that vary with market conditions and investment objectives and may differ across portfolios in the same strategy based on variations in portfolio characteristics and constraints. QMA may aggregate trades for multiple portfolios rebalanced on any given day, where appropriate and consistent with its duty of best execution. Orders are generally allocated at the time of the transaction or as soon as possible thereafter, on a pro rata basis equal to each account’s appetite for the issue when such appetite can be determined. As mentioned above, QMA’s compliance unit performs periodic reviews to determine that all portfolios are rebalanced consistently over time within all equity strategies.
With respect to QMA’s management of long-short and long only accounts, the security weightings (positive or negative) in each account are always determined by a quantitative algorithm. An independent review is performed by the compliance unit to assess whether any such positions would represent a departure from the quantitative algorithm used to derive the positions in each portfolio. QMA’s review is intended to identify situations where QMA would seem to have conflicting views of the same security in different portfolios although such views may actually be reasonable due to differing portfolio constraints.
QMA’s Relationships with Affiliates and Related Conflicts of Interest
As an indirect wholly-owned subsidiary of Prudential Financial, QMA is part of a diversified, global financial services organization. QMA is affiliated with many types of financial service providers or directors, including broker-dealers, insurance companies, commodity pool operators and other investment advisers. Some of its employees are officers of some of these affiliates.
Conflicts Related to QMA’s Affiliations

Conflicts Arising Out of Legal Restrictions. QMA may be restricted by law, regulation or contract as to how much, if any, of a particular security it may purchase or sell on behalf of a client, and as to the timing of such purchase or sale. These restrictions may apply as a result of QMA’s relationship with Prudential Financial and its other affiliates. For example, QMA’s holdings of a security on behalf of its clients are required, under certain regulations, to be aggregated with the holdings of that security by other Prudential Financial affiliates. These holdings could, on an aggregate basis, exceed certain reporting or ownership thresholds. QMA tracks these aggregate holdings and may restrict purchases to avoid crossing such thresholds. In addition, QMA could receive material, non-public information with respect to a particular issuer from an affiliate and, as a result, be unable to execute purchase or sale transactions in securities of that issuer for its clients. QMA is generally able to avoid receiving material, non-public information from its affiliates by maintaining information barriers to prevent the transfer of information between affiliates.
The Fund may be prohibited from engaging in transactions with its affiliates even when such transactions may be beneficial for the Fund. Certain affiliated transactions are permitted in accordance with procedures adopted by the Fund and reviewed by the independent board members of the Fund.
Conflicts Arising Out of Certain Vendor Agreements. QMA and its affiliates, from time to time, have service agreements with various vendors that are also investment consultants. Under these agreements, QMA or its affiliates compensate the vendors for certain services, including software, market data and technology services. QMA’s clients may also retain these vendors as investment consultants. The existence of service agreements between these consultants and QMA may provide an incentive for the investment consultants to favor QMA when they advise their clients. QMA does not, however, condition its purchase of services from consultants upon their recommending QMA to their clients. QMA will provide clients with information about services that QMA or its affiliates obtain from these consultants upon request. QMA retains third party advisors and other service providers to provide various services for QMA as well as for funds that QMA manages or subadvises. A service provider may provide services to QMA or one of its funds while also providing services to PGIM, Inc. (PGIM), other PGIM-advised funds, or affiliates of PGIM, and may negotiate rates in the context of the overall relationship. QMA may benefit from negotiated fee rates offered to its funds and vice-versa. There is no assurance that QMA will be able to obtain advantageous fee rates from a given service provider negotiated by its affiliates based on their relationship with the service provider, or that it will know of such negotiated fee rates.
Conflicts Arising Out of Securities Holdings and Other Financial Interests
QMA, Prudential Financial, Inc., The Prudential Insurance Company of America (PICA) and other affiliates of QMA have financial interests in, or relationships with, companies whose securities QMA holds, purchases or sells in its client accounts. Certain of these interests and relationships are material to QMA or to the Prudential enterprise. At any time, these interests and relationships could be inconsistent or in potential or actual conflict with positions held or actions taken by QMA on behalf of its client accounts. For example, QMA invests in the securities of one or more clients for the accounts of other clients. QMA’s affiliates sell various products and/or services to certain companies whose securities QMA purchases and sells for its clients. QMA’s affiliates hold public and private debt and equity securities of a large number of issuers. QMA invests in some of the same issuers for its client accounts but at different levels in the capital structure. For instance, QMA may invest client assets in the equity of companies whose debt is held by an affiliate. Certain of QMA’s affiliates (as well as directors of QMA’s affiliates) are officers or directors of issuers in which QMA invests from time to time. These issuers may also be service providers to QMA or its affiliates. In general, conflicts related to the financial interests described above are addressed by the fact that QMA makes investment decisions for each client independently considering the best economic interests of such client.
Certain of QMA’s employees may offer and sell securities of, and units in, commingled funds that QMA manages or subadvises. Employees may offer and sell securities in connection with their roles as registered representatives of Prudential Investment Management Services LLC (a broker-dealer affiliate), or as officers, agents, or approved persons of other affiliates. There is an incentive for QMA’s employees to offer these securities to investors regardless of whether the investment is appropriate for such investor since increased assets in these vehicles will result in increased advisory fees to QMA. In addition, although sales commissions are not paid for such activities, such sales could result in increased compensation to the employee. To mitigate this conflict, QMA performs suitability checks on new clients as well as on an annual basis with respect to all clients.
A portion of the long-term incentive grant of some of QMA’s investment professionals will increase or decrease based on the performance of several of QMA’s strategies over defined time periods. Consequently, some of QMA’s portfolio managers from time to time have financial interests in the accounts they advise. To address potential conflicts related to these financial interests, QMA has procedures, including supervisory review procedures, designed to verify that each of its accounts is managed in a manner that is consistent with QMA’s fiduciary obligations, as well as with the account’s investment objectives, investment strategies and restrictions. Specifically, QMA’s Chief Investment Officer will perform a comparison of trading costs between the accounts in the strategies whose performance is considered in connection with the long-term incentive grant and other accounts, to verify that such costs are consistent with each other or otherwise in line with expectations. The results of the analysis are discussed at a trade management meeting.
Conflicts of Interest in the Voting Process

Occasionally, a conflict of interest may arise in connection with proxy voting. For example, the issuer of the securities being voted may also be a client or affiliate of QMA. When QMA identifies an actual or potential conflict of interest between QMA and its clients or affiliates, QMA votes in accordance with the policy of its proxy vendor rather than its own policy. In that manner, QMA seeks to maintain the independence and objectivity of the vote.
Compensation
QMA’s investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus and an annual long-term incentive grant. QMA regularly utilizes third party surveys to compare its compensation program against leading asset management firms to monitor competitiveness.
An investment professional’s incentive compensation, including both the annual cash bonus and long-term incentive grant, is largely driven by a person’s contribution to QMA’s goal of providing investment performance to clients consistent with portfolio objectives, guidelines and risk parameters, as well as such person’s qualitative contributions to the organization. An investment professional’s long-term incentive grant is currently divided into two components: (i) 80% of the value of the grant is subject to increase or decrease based on the performance of certain QMA strategies, and (ii) 20% of the value of the grant consists of restricted stock of Prudential Financial, Inc. (QMA’s ultimate parent company). The long-term incentive grants are subject to vesting requirements. The incentive compensation of each investment professional is not based solely or directly on the performance of the Fund (or any other individual account managed by QMA) or the value of the assets of the Fund (or any other individual account managed by QMA).
The annual cash bonus pool is determined quantitatively based on two primary factors: 1) investment performance of composites representing QMA’s various investment strategies on a 1-year and 3-year basis relative to appropriate market peer groups and the indices against which QMA’s strategies are managed, and 2) business results as measured by QMA’s pre-tax income.
Ownership of Securities
As of December 31, 2017, the portfolio manager(s) did not beneficially own any shares of the portfolio(s).
SSGA Funds Management, Inc. (“SSGA”)
Transamerica International Equity Index VP
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Michael Feehily, CFA	136	$556.50 billion	278	$340.82 billion	467	$300.51 billion
Dwayne Hancock, CFA	136	$556.50 billion	278	$340.82 billion	467	$300.51 billion
Keith Richardson	136	$556.50 billion	278	$340.82 billion	467	$300.51 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Michael Feehily, CFA	0	$0	0	$0	0	$0
Dwayne Hancock, CFA	0	$0	0	$0	0	$0
Keith Richardson	0	$0	0	$0	0	$0
Transamerica U.S. Equity Index VP
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Michael Feehily, CFA	136	$556.50 billion	278	$340.82 billion	467	$300.51 billion
Payal Gupta	136	$556.50 billion	278	$340.82 billion	467	$300.51 billion
Karl Schneider, CAIA	136	$556.50 billion	278	$340.82 billion	467	$300.51 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Michael Feehily, CFA	0	$0	0	$0	0	$0
Payal Gupta	0	$0	0	$0	0	$0
Karl Schneider, CAIA	0	$0	0	$0	0	$0
Conflict of Interest
A portfolio manager that has responsibility for managing more than one account may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Funds. Those conflicts could include preferential treatment of one account over others in terms of: (a) the portfolio manager’s execution of different investment strategies for various accounts; or (b) the allocation of resources or of investment opportunities. Portfolio managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. A potential conflict of interest may arise as a result of the portfolio managers’ responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio managers’ accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio managers may also manage accounts whose objectives and policies differ from that of the Funds. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while a Fund maintained its position in that security. A potential conflict may arise when the portfolio managers are responsible for accounts that have different advisory fees—the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participate in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. The Adviser and Sub-Adviser have adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, the Adviser and its advisory affiliates, including the Sub-Adviser, have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.
Brokerage Transactions
The policy of SSGA FM regarding purchases and sales of securities for each Fund is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions (commonly referred to as “best execution”). Consistent with this policy, when securities transactions are effected on a stock exchange, SSGA FM’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. SSGA FM believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude a Fund and SSGA FM from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, SSGA FM relies upon its experience and knowledge regarding commissions and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. SSGA FM has adopted policies and procedures that prohibit the consideration of sales of a Fund’s shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.
In selecting a broker/dealer for each specific transaction, SSGA FM chooses the broker/dealer deemed most capable of providing the services necessary to obtain the most favorable execution and does not take the sale of Fund shares into account. SSGA FM considers the full range of brokerage services applicable to a particular transaction that may be considered when making this judgment, which may include, but is not limited to: liquidity, price, market share, execution-related costs and prompt and reliable execution. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/dealers. SSGA FM will also use electronic crossing networks when appropriate.
SSGA FM does not currently use the Funds’ assets for, or participate in, third party soft dollar arrangements, although SSGA FM may receive proprietary research from various full service brokers, the cost of which is bundled with the cost of the broker’s execution services. SSGA FM does not “pay up” for the value of any such proprietary research. SSGA FM may aggregate trades with clients of SSGA, whose commission dollars may be used to generate soft dollar credits for SSGA. Although SSGA FM’s clients’ commissions are not used for third party soft dollars, SSGA FM’s and SSGA’s clients may benefit from the soft dollar products/services received by SSGA.
SSGA FM assumes general supervision over placing orders on behalf of the Trust for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Trust and one or more other investment companies or clients supervised by SSGA FM are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with its fiduciary obligations to all by SSGA FM. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Trust is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Trust. The primary consideration is prompt execution of orders and seeking best execution.
The Funds will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation.
Compensation
SSGA’s culture is complemented and reinforced by a total rewards strategy that is based on a pay for performance philosophy which seeks to offer a competitive pay mix of base salary, benefits, cash incentives and deferred compensation.

Salary is based on a number of factors, including external benchmarking data and market trends, State Street performance, SSGA performance, and individual overall performance. SSGA’s Global Human Resources department regularly participates in compensation surveys in order to provide SSGA with market-based compensation information that helps support individual pay decisions.
Additionally, subject to State Street and SSGA business results, State Street allocates an incentive pool to SSGA to reward its employees. The size of the incentive pool for most business units is based on the firm’s overall profitability and other factors, including performance against risk-related goals. For most SSGA investment teams, SSGA recognizes and rewards performance by linking annual incentive decisions for investment teams to the firm’s or business unit’s profitability and business unit investment performance over a multi-year period.
Incentive pool funding for most active investment teams is driven in part by the post-tax investment performance of fund(s) managed by the team versus the return levels of the benchmark index(es) of the fund(s) on a one-, three- and, in some cases, five-year basis. For most active investment teams, a material portion of incentive compensation for senior staff is deferred over a four-year period into the SSGA Long-Term Incentive (“SSGA LTI”) program. For these teams, The SSGA LTI program indexes the performance of these deferred awards against the post-tax investment performance of fund(s) managed by the team. This is intended to align our investment team’s compensation with client interests, both through annual incentive compensation awards and through the long-term value of deferred awards in the SSGA LTI program.
For the passive equity investment team, incentive pool funding is driven in part by the post-tax 1 and 3-year tracking error of the funds managed by the team against the benchmark indexes of the funds.
The discretionary allocation of the incentive pool to the business units within SSGA is influenced by market-based compensation data, as well as the overall performance of each business unit. Individual compensation decisions are made by the employee’s manager, in conjunction with the senior management of the employee’s business unit. These decisions are based on the overall performance of the employee and, as mentioned above, on the performance of the firm and business unit. Depending on the job level, a portion of the annual incentive may be awarded in deferred compensation, which may include cash and/or Deferred Stock Awards (State Street stock), which typically vest over a four-year period. This helps to retain staff and further aligns SSGA employees’ interests with SSGA clients’ and shareholders’ long-term interests.
SSGA recognizes and rewards outstanding performance by:
•	Promoting employee ownership to connect employees directly to the company’s success.
•	Using rewards to reinforce mission, vision, values and business strategy.
•	Seeking to recognize and preserve the firm’s unique culture and team orientation.
•	Providing all employees the opportunity to share in the success of SSGA.
Beneficial Ownership
As of December 31, 2017, the portfolio manager(s) did not own any shares of the portfolio(s).
Systematic Financial Management, L.P. (“Systematic”)
Transamerica Small/Mid Cap Value VP
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Kenneth Burgess, CFA	1	$372 million	0	$0	114	$1.00 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Kenneth Burgess, CFA	0	$0	0	$0	0	$0
Conflict of Interest
Portfolio managers of Systematic Financial Management, LP (“Systematic”) oversee the investment of various types of accounts in the same strategy, such as mutual funds, pooled investment vehicles and separate accounts for individuals and institutions. The simultaneous management of these diverse accounts and specific client circumstances may create perceived conflicts of interest related to differences in the investment management fees charged and unequal time and attention devoted to certain accounts. However, Systematic recognizes its affirmative duty to treat all accounts fairly and equitably over time and maintains a series of controls in furtherance of this goal.
Generally, portfolio managers apply investment decisions to all accounts utilizing a particular strategy on a pro rata basis, while also accounting for varying client circumstances, including client objectives and preferences, instructions, restrictions, account size, cash availability and current specific needs. Nevertheless, during the normal course of managing assets for multiple clients of different types and asset levels, portfolio managers may encounter conflicts of interest that could, if not properly addressed, be harmful to one or more of our clients. Those of a material nature that are encountered most frequently involve, without limitation, investment security selection, employee personal securities trading, proxy voting and the allocation of investment opportunities. To mitigate these potential conflicts and ensure its clients are not negatively impacted by the adverse actions of Systematic or its employees, Systematic has implemented a series of policies and procedures that are overseen by compliance professionals and, in Systematic’s view, reasonably designed to prevent and detect conflicts.
For example, Systematic’s Code of Ethics restricts employees’ personal securities trading, forbids employees from giving, soliciting or accepting inappropriate gifts and entertainment and requires employees to receive explicit approval prior to serving as a board member or officer of a public company or rendering outside investment advice. Additionally, to effectively remove conflicts of interest related to voting proxies for accounts that have delegated such authority to Systematic, Systematic has a Proxy Voting Policy that provides for an independent third-party proxy voting agent, which agent’s pre-determined voting policy guidelines Systematic has adopted. Systematic’s Allocation and Aggregation and Trade Error Correction policies similarly seek to reduce potential conflicts of interest by promoting the fair and equitable allocation of investment opportunities among client accounts over time and the consistent resolution of trading errors.
Notably, Affiliated Managers Group, Inc. (NYSE: AMG), a publicly traded asset management company, holds a majority interest in Systematic through AMG’s wholly-owned subsidiary, Titan NJ LP Holdings LLC. Systematic operates independently as a separate, autonomous affiliate of AMG, which has equity investments in a group of investment management firms including Systematic. The AMG Affiliates do not formulate advice for Systematic’s clients and do not, in Systematic’s view, present any potential conflict of interest with Systematic’s clients.
Compensation
Certain Systematic employees share equity ownership with AMG as Partners, which may serve to incentivize Systematic’s investment professionals to perform successfully. The compensation package for portfolio manager Ken Burgess, who is a Managing Partner of Systematic, consists of a fixed base salary and a share of the Firm’s profits based on each Partner’s respective individual ownership position in Systematic. Total compensation is influenced by Systematic’s overall profitability, and therefore is based in part on the aggregate performance of all of Systematic’s portfolios. Portfolio managers are not compensated based solely on the performance of, or the value of assets held in, any product managed by Systematic. Moreover, the Portfolio Managers are provided with a benefits package, including health insurance, and participation in a company 401(K) plan, comparable to that received by other Systematic employees.
Ownership of Securities
As of December 31, 2017, the portfolio manager(s) did not beneficially own any shares of the portfolio(s).
Transamerica Asset Management, Inc. (“TAM”)
Transamerica 60/40 Allocation VP
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Christopher A. Staples, CFA	6	$942 million	16	$157 million	0	$0
Kane Cotton, CFA	6	$942 million	16	$157 million	0	$0
Sean Serrell, CFA	0	$0	0	$0	0	$0
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Christopher A. Staples, CFA	0	$0	0	$0	0	$0
Kane Cotton, CFA	0	$0	0	$0	0	$0
Sean Serrell, CFA	0	$0	0	$0	0	$0
Compensation
The portfolio managers are compensated through a fixed salary and cash bonuses that are awarded for contributions to the firm. Generally, annually, the executive officers of TAM, in consultation with the other senior management, determine the bonus amounts for each portfolio manager. Bonuses may be a significant portion of a portfolio manager’s overall compensation. Bonuses are not guaranteed. Presently we have no deferred compensation arrangements.
Conflicts of Interest
It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the portfolio on the one hand and other accounts for which the portfolio managers are responsible on the other.
TAM has policies and procedures in place to mitigate potential conflicts of interest.
Ownership of Securities
As of December 31, 2017, the portfolio manager(s) did not beneficially own any shares of the portfolio(s).

T. Rowe Price Associates, Inc. (“T. Rowe Price”)
Transamerica T. Rowe Price Small Cap VP
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Sudhir Nanda, CFA	4	$7.49 billion	4	$235 million	2	$129 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Sudhir Nanda, CFA	0	$0	0	$0	0	$0
Conflict of Interest
Portfolio managers at T. Rowe Price and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds and common trust funds. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures that they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Compensation” section, the portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.
T. Rowe Price Funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the T. Rowe Price Funds. T. Rowe Price manages the Morningstar retirement plan and T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.
Since the T. Rowe Price funds and other accounts have different investment objectives or strategies, potential conflicts of interest may arise in executing investment decisions or trades among client accounts. For example, if T. Rowe Price purchases a security for one account and sells the same security short (either directly or through derivatives, such as total return equity swaps) for another account, such a trading pattern could disadvantage either the account that is long or short. It is possible that short sale activity could adversely affect the market value of long positions in one or more T. Rowe Price funds and other accounts (and vice versa) and create potential trading conflicts, such as when long and short positions are being executed at the same time. To mitigate these potential conflicts of interest, T. Rowe Price has implemented policies and procedures requiring trading and investment decisions to be made in accordance with T. Rowe Price’s fiduciary duties to all accounts, including the T. Rowe Price funds. Pursuant to these policies, portfolio managers are generally prohibited from managing multiple strategies where they hold the same security long in one strategy and short in another, except in certain circumstances, including where an investment oversight committee has specifically reviewed and approved the holdings or strategy. Additionally, T. Rowe Price has implemented policies and procedures that it believes are reasonably designed to ensure the fair and equitable allocation of trades, both long and short, to minimize the impact of trading activity across client accounts. T. Rowe Price monitors short sales to determine whether its procedures are working as intended and that such short sale activity is not materially impacting our trade executions and long positions for other clients.
Compensation
Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of restricted stock grants. Compensation is variable and is determined based on the following factors.
Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and T. Rowe Price Hong Kong, T. Rowe Price Singapore, and T. Rowe Price International, as appropriate), evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500) and the Lipper index (e.g., Large-Cap Growth) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and is the same as the selection presented to the directors of the T. Rowe Price Funds in their regular review of fund performance. Performance is primarily measured on a pretax basis though tax efficiency is considered.
Compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed-income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across the global investment platform; working effectively with and mentoring others; and other contributions to our clients, the firm or our culture are important components of T. Rowe Price’s long-term success and are generally taken into consideration.
All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.
This compensation structure is used for all portfolios managed by the portfolio manager.
Ownership of Securities
As of December 31, 2017, the portfolio manager(s) did not beneficially own any shares of the portfolio(s).
Torray LLC (“Torray”)
Transamerica Torray Concentrated Growth VP
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Nicholas C. Haffenreffer	3	$455 million	0	$0	204	$265 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Nicholas C. Haffenreffer	0	$0	0	$0	0	$0
Conflict of Interest
As indicated in the table above, portfolio managers at Torray LLC may manage accounts for multiple clients. The portfolio managers manage other registered investment companies, other types of pooled accounts (such as private investment funds), and separate accounts (i.e., accounts managed on behalf of individuals for public or private institutions). Portfolio managers at Torray LLC make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. Because a portfolio manager’s compensation is affected by revenues earned by Torray LLC, the incentives associated with any given account may be higher or lower than those associated with other accounts. Torray LLC has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. Torray LLC monitors a variety of areas, including compliance with account investment guidelines, the allocation of initial public offerings and other similar investment opportunities, and compliance with Torray LLC’s Code of Ethics.
Compensation
The Portfolio Manager is compensated with a combination of base salary, performance bonus and partnership distributions. Fifty-five percent of the performance bonus is based on relative peer performance using the following metrics: 11% for 1-year; 22% for 3-year; and 22% for 5-year. The balance (45%) of the performance compensation is based on the following categories: research and analysis (20%); client service and development (15%); team contributions and compliance (10%). In addition, the Portfolio Manager also has an equity interest in Torray, LLC, and receive profit-sharing payments.
Ownership of Securities
As of December 31, 2017, the portfolio manager(s) did not beneficially own any shares of the portfolio(s).
Thompson, Siegel & Walmsley LLC (“TSW”)
Transamerica Small/Mid Cap Value VP
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Brett P. Hawkins, CFA	3	$1.97 billion	1	$79 million	45	$3.69 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Brett P. Hawkins, CFA	0	$0	0	$0	2	$24 million

Transamerica TS&W International Equity VP
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Brandon H. Harrell, CFA	5	$8.20 billion	6	$2.10 billion	14	$3.90 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Brandon H. Harrell, CFA	0	$0	0	$0	0	$0
Conflict of Interest
TSW seeks to minimize actual or potential conflicts of interest that may arise from its management of the Fund and management of non-Fund accounts. TSW has designed and implemented policies and procedures to address (although may not eliminate) potential conflicts of interest, including, among others, performance based fees; hedge funds; aggregation, allocation, and best execution of orders; TSW’s Code of Ethics which requires personnel to act solely in the best interest of their clients and imposes certain restrictions on the ability of Access Persons to engage in personal securities transactions for their own account(s), and procedures to ensure soft dollar arrangements meet the necessary requirements of Section 28(e) of the Securities Exchange Act of 1934. TSW seeks to treat all clients fairly and to put clients’ interests first.
Compensation
For each portfolio manager, TSW’s compensation structure includes the following components: base salary, annual incentive bonus, participation in an Employees’ Retirement Plan and the ability to participate in a voluntary income deferral plan.
•	Base Salary – Each portfolio manager is paid a fixed base salary, which varies among portfolio managers depending on the experience and responsibilities of the portfolio manager, as well as the strength or weakness of the employment market at the time the portfolio manager is hired or upon any renewal period.
•	Bonus – Each portfolio manager is eligible to receive an annual incentive bonus. Targeted bonus amounts vary among portfolio managers based on the experience level and responsibilities of the portfolio manager. Bonus amounts are discretionary tied to overall performance versus individual objectives. Performance versus peer groups and benchmarks are taken into consideration.
•	Defined Contribution Plan – At the discretion of TSW, a contribution may be made to the employer contribution account for eligible employees of the TSW Retirement Plan subject to IRS limitations.
•	Deferred Compensation Plan – Portfolio managers meeting certain requirements are also eligible to participate in a voluntary, nonqualified deferred compensation plan that allows participants to defer a portion of their income on a pre-tax basis and potentially earn tax deferred returns.
•	Equity Plan – Key employees may be awarded deferred TSW equity grants. In addition, key employees may purchase TSW equity directly.
Each portfolio manager is eligible to participate in benefit plans and programs available generally to all employees of TSW.
Ownership of Securities
As of December 31, 2017, the portfolio manager(s) did not beneficially own any shares of the portfolio(s).
Wellington Management Company LLP (“Wellington”)
Transamerica WMC US Growth VP
Transamerica WMC US Growth II VP
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Mammen Chally, CFA	14	$9.35 billion	4	$370 million	10	$1.15 billion
Douglas McLane, CFA	15	$9.41 billion	5	$375 million	10	$1.15 billion
David Siegle, CFA	14	$9.35 billion	4	$370 million	10	$1.15 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Mammen Chally, CFA	0	$0	0	$0	1	$237 million
Douglas McLane, CFA	0	$0	0	$0	1	$237 million

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
David Siegle, CFA	0	$0	0	$0	1	$237 million
Conflict of Interest
Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Each portfolio’s manager listed in the prospectus who is primarily responsible for the day-to-day management of each portfolio (“Portfolio Manager”) generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the relevant portfolios. The Portfolio Manager makes investment decisions for each account, including the relevant portfolio, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Manager may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant portfolio and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant portfolio.
The Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant portfolio, or make investment decisions that are similar to those made for the relevant portfolio, both of which have the potential to adversely impact the relevant portfolio depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Portfolio Manager may purchase the same security for the relevant portfolio and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant portfolio’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the portfolios. Mr. Chally also manages accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Portfolio Manager are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Manager. Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.
Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.
Compensation
Wellington Management receives a fee based on the assets under management of each portfolio as set forth in the Investment Sub-advisory Agreement between Wellington Management and TAM on behalf of each portfolio. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to each portfolio. The following information relates to the fiscal year ended December 31, 2017.
Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the portfolio managers listed in the prospectus who are primarily responsible for the day-to-day management of the portfolios (“Portfolio Manager”) includes a base salary and incentive components. The base salary for each Portfolio Manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The base salary for the other Portfolio Managers is determined by the Portfolio Managers’ experience and performance in their role as a Portfolio Manager. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of a Portfolio Manager’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the portfolios and generally each other account managed by such Portfolio Manager. Each Portfolio Manager’s incentive payment relating to the portfolios is linked to the gross pre-tax performance of the portfolios managed by the Portfolio Manager compared to the benchmark index and/or peer group identified below over one, three and five year periods, with an emphasis on five year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Manager, including accounts with performance fees.
Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Manager may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Chally is a Partner.
Portfolio	Benchmark Index and/or Peer Group for Incentive Period
Transamerica WMC US Growth VP	Russell 1000® Growth Index
Transamerica WMC US Growth II VP	Russell 1000® Growth Index
Ownership of Securities
As of December 31, 2017, the portfolio manager(s) did not beneficially own any shares of the portfolio(s).
Western Asset Management Company (“Western Asset”)
Transamerica Legg Mason Dynamic Allocation – Balanced VP
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Prashant Chandran	5	$1.80 billion	3	$11.13 billion	5	$1.72 billion
Jim K. Huynh	2	$7 million	0	$0	0	$0
S. Kenneth Leech	93	$148.20 billion	271	$87.91 billion	611	$206.09 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Prashant Chandran	0	$0	0	$0	1	$313 million
Jim K. Huynh	0	$0	0	$0	0	$0
S. Kenneth Leech	0	$0	6	$1.72 billion	31	$12.44 billion
Transamerica Legg Mason Dynamic Allocation – Growth VP
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Prashant Chandran	5	$1.80 billion	3	$11.13 billion	5	$1.72 billion
Jim K. Huynh	2	$7 million	0	$0	0	$0
S. Kenneth Leech	93	$148.20 billion	271	$87.91 billion	611	$206.09 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Prashant Chandran	0	$0	0	$0	1	$313 million
Jim K. Huynh	0	$0	0	$0	0	$0
S. Kenneth Leech	0	$0	6	$1.72 billion	31	$12.44 billion
Conflicts of Interest
Western Asset has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.
It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, Western Asset or an affiliate has an interest in the account. The firm has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis to ensure that no conflict of interest occurs. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.
With respect to securities transactions, Western Asset determines which broker or dealer to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the firm may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Western Asset’s team approach to portfolio management and block trading approach works to limit this potential risk.
The firm also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimus value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.
Employees of the firm have access to transactions and holdings information regarding client accounts and the firm’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the firm maintains a Code of Ethics that is compliant with Rule 17j-1 and Rule 204A-1 to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the firm’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the firm’s compliance monitoring program.
Western Asset may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The firm also maintains a compliance monitoring program and engages independent auditors to conduct a SSAE16/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.
Portfolio Manager Compensation
At Western Asset, one compensation methodology covers all employees, including investment professionals. Standard compensation includes competitive base salaries, generous employee benefits, incentive bonus and a retirement plan which includes an employer match and discretionary profit sharing. Incentive bonuses are usually distributed in May. The Firm’s compensation philosophy is to manage fixed costs by paying competitive base salaries, but reward performance through the incentive bonus. A total compensation range for each position within Western Asset is derived from annual market surveys and other relevant compensation-related data that benchmark each role to their job function and peer universe. This method is designed to base the reward for employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Furthermore, the incentive bonus makes up the variable component of total compensation. Additional details regarding the incentive bonus are below:
•	Each employee participates in the annual review process in which a formal performance review is conducted at the end of the year and also a mid-year review is conducted halfway through the fiscal year.
•	The incentive bonus is based on one’s individual contributions to the success of one’s team performance and the Firm. The overall success of the Firm will determine the amount of funds available to distribute for all incentive bonuses.
•	Incentive compensation is the primary focus of management decisions when determining Total Compensation, as base salaries are purely targeting to pay a competitive rate for the role.
•	Western Asset offers long-term incentives (in the form of deferred cash or Legg Mason restricted stock) as part of the discretionary bonus for eligible employees. The eligibility requirements are discretionary and the plan participants include all investment professionals, sales and relationship management professionals and senior managers. The purpose of the plan is to retain key employees by allowing them to participate in the plans where the awards are denominated in the form of Legg Mason restricted stock or are invested into a variety of Western Asset and Legg Mason funds. These contributions plus the investment gains are paid to the employee if he/she remains employed and in good standing with Western Asset until the discretionary contributions become vested. Discretionary contributions made to the Plan will be placed in a special trust that restricts management's use of and access to the money.
•	Under limited circumstances, employees may be paid additional incentives in recognition of outstanding performance or as a retention tool. These incentives may include Legg Mason stock options.

For portfolio managers, the formal review process also includes the use of a Balanced Scorecard to measure performance. The Balanced Scorecard includes one-, three-, and five-year investment performance, monitoring of risk, (portfolio dispersion and tracking error), client support activities, adherence to client portfolio objectives and guidelines, and certain financial measures (assets under management and revenue trends). In reviewing investment performance, one-, three-, and five-year annualized returns are measured against appropriate market peer groups and to each fund's benchmark index. These are structured to reward sector specialists for contributions to the Firm as well as relative performance of their specific portfolios/product and are determined by the professional’s job function and performance as measured by the review process.
Ownership of Securities
As of December 31, 2017, the portfolio manager(s) did not beneficially own any shares of the portfolio(s).

Appendix C – Securities Lending Activities
(for the fiscal year ended December 31, 2017)
Transamerica AB Dynamic Allocation VP
Gross income from securities lending activities (including income from cash collateral reinvestment)	$90,014.90
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 4,583.35
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 2,087.91
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$41,063.65
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$47,734.90
Net income from securities lending activities	$42,280.00

Transamerica Aegon High Yield Bond VP
Gross income from securities lending activities (including income from cash collateral reinvestment)	$381,854.44
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 24,208.74
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 9,353.43
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$130,219.26
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$163,781.44
Net income from securities lending activities	$218,073.00

Transamerica Aegon U.S. Government Securities VP
Gross income from securities lending activities (including income from cash collateral reinvestment)	$112,677.44
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 7,219.18
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 3,273.32
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$ 35,342.94
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$ 45,835.44
Net income from securities lending activities	$ 66,842.00

Transamerica Barrow Hanley Dividend Focused VP
Gross income from securities lending activities (including income from cash collateral reinvestment)	$13,411.49
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 695.84
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 554.06
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$ 5,873.59
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$ 7,123.49
Net income from securities lending activities	$ 6,288.00

Transamerica BlackRock Global Allocation VP
Gross income from securities lending activities (including income from cash collateral reinvestment)	$1,631,777.33
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 91,033.09
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 37,806.00
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$ 677,417.24
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$ 806,256.33
Net income from securities lending activities	$ 825,521.00

Transamerica BlackRock Tactical Allocation VP
Gross income from securities lending activities (including income from cash collateral reinvestment)	$290,807.09
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 14,072.56
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 8,890.63
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$140,851.91
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$163,815.09
Net income from securities lending activities	$126,992.00

Transamerica Clarion Global Real Estate Securities VP
Gross income from securities lending activities (including income from cash collateral reinvestment)	$111,644.29
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 5,177.36
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 2,809.62
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$ 56,964.31
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$ 64,951.29
Net income from securities lending activities	$ 46,693.00

Transamerica Greystone International Growth VP
Gross income from securities lending activities (including income from cash collateral reinvestment)	$205,585.74
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 13,629.68
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 3,745.57
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$ 66,851.49
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$ 84,226.74
Net income from securities lending activities	$121,359.00

Transamerica Janus Balanced VP
Gross income from securities lending activities (including income from cash collateral reinvestment)	$103,764.69
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 3,682.68
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 3,152.22
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$ 61,352.79
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$ 68,187.69
Net income from securities lending activities	$ 35,577.00

Transamerica Janus Mid-Cap Growth VP
Gross income from securities lending activities (including income from cash collateral reinvestment)	$363,704.70
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 13,426.98
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 10,808.61
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$218,552.11
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$242,787.70
Net income from securities lending activities	$120,917.00

Transamerica Jennison Growth VP
Gross income from securities lending activities (including income from cash collateral reinvestment)	$50,864.95
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 1,613.29
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 1,791.88
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$32,918.78
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$36,323.95
Net income from securities lending activities	$14,541.00

Transamerica JPMorgan Core Bond VP
Gross income from securities lending activities (including income from cash collateral reinvestment)	$86,026.62
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 2,536.76
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 2,783.59
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$57,732.27
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$63,052.62
Net income from securities lending activities	$22,974.00

Transamerica JPMorgan Enhanced Index VP
Gross income from securities lending activities (including income from cash collateral reinvestment)	$122,198.21
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 8,452.76
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 2,116.28
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$ 35,516.17
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$ 46,085.21
Net income from securities lending activities	$ 76,113.00

Transamerica JPMorgan Mid Cap Value VP
Gross income from securities lending activities (including income from cash collateral reinvestment)	$160,214.21
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 8,004.35
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 4,034.77
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$ 75,895.10
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$ 87,934.21
Net income from securities lending activities	$ 72,280.00

Transamerica JPMorgan Tactical Allocation VP
Gross income from securities lending activities (including income from cash collateral reinvestment)	$289,964.66
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 13,242.25
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 7,192.46
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$148,259.95
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$168,694.66
Net income from securities lending activities	$121,270.00

Transamerica Legg Mason Dynamic Allocation – Balanced VP
Gross income from securities lending activities (including income from cash collateral reinvestment)	$683,124.26
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 15,351.96
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 23,624.20
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$504,843.10
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$543,819.26
Net income from securities lending activities	$139,305.00

Transamerica Legg Mason Dynamic Allocation – Growth VP
Gross income from securities lending activities (including income from cash collateral reinvestment)	$120,731.04
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 2,902.78
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 4,328.43
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$ 87,050.84
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$ 94,282.04
Net income from securities lending activities	$ 26,449.00

Transamerica Madison Diversified Income VP
Gross income from securities lending activities (including income from cash collateral reinvestment)	$2,788.82
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 61.71
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 95.13
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$2,082.98
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$2,239.82
Net income from securities lending activities	$ 549.00

Transamerica Managed Risk – Balanced ETF VP
Gross income from securities lending activities (including income from cash collateral reinvestment)	$1,332,207.31
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 37,586.37
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 44,971.28
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$ 910,538.66
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$ 993,096.31
Net income from securities lending activities	$ 339,111.00

Transamerica Managed Risk – Conservative ETF VP
Gross income from securities lending activities (including income from cash collateral reinvestment)	$245,779.98
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 13,435.76
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 5,791.42
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$101,914.80
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$121,141.98
Net income from securities lending activities	$124,638.00

Transamerica Managed Risk – Growth ETF VP
Gross income from securities lending activities (including income from cash collateral reinvestment)	$1,385,211.22
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 31,063.97
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 47,183.86
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$1,024,434.39
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$1,102,682.22
Net income from securities lending activities	$ 282,529.00

Transamerica Market Participation Strategy VP
Gross income from securities lending activities (including income from cash collateral reinvestment)	$472,982.78
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 10,781.03
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 16,457.49
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$348,656.26
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$375,894.78
Net income from securities lending activities	$ 97,088.00

Transamerica Morgan Stanley Capital Growth VP
Gross income from securities lending activities (including income from cash collateral reinvestment)	$292,998.95
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 16,471.92
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 5,853.76
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$121,998.27
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$144,323.95
Net income from securities lending activities	$148,675.00

Transamerica Multi-Managed Balanced VP
Gross income from securities lending activities (including income from cash collateral reinvestment)	$185,792.00
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 9,809.65
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 4,723.54
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$ 82,510.81
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$ 97,044.00
Net income from securities lending activities	$ 88,748.00

Transamerica PIMCO Tactical – Balanced VP
Gross income from securities lending activities (including income from cash collateral reinvestment)	$34,386.11
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 1,163.37
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 1,217.22
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$21,553.52
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$23,934.11
Net income from securities lending activities	$10,452.00

Transamerica PIMCO Tactical – Conservative VP
Gross income from securities lending activities (including income from cash collateral reinvestment)	$15,962.98
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 334.44
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 603.84
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$11,931.69
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$12,869.98
Net income from securities lending activities	$ 3,093.00

Transamerica PIMCO Tactical – Growth VP
Gross income from securities lending activities (including income from cash collateral reinvestment)	$13,422.99
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 351.39
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 507.02
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$ 9,405.57
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$10,263.99
Net income from securities lending activities	$ 3,159.00

Transamerica PIMCO Total Return VP
Gross income from securities lending activities (including income from cash collateral reinvestment)	$210,622.60
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 9,878.71
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 6,143.82
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$105,519.07
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$121,541.60
Net income from securities lending activities	$ 89,081.00

Transamerica PineBridge Inflation Opportunities VP
Gross income from securities lending activities (including income from cash collateral reinvestment)	$20,750.14
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 815.21
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 611.47
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$11,986.46
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$13,413.14
Net income from securities lending activities	$ 7,337.00

Transamerica QS Investors Active Asset Allocation – Conservative VP
Gross income from securities lending activities (including income from cash collateral reinvestment)	$438,936.61
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 13,271.03
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 14,071.78
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$291,554.80
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$318,897.61
Net income from securities lending activities	$120,039.00

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP
Gross income from securities lending activities (including income from cash collateral reinvestment)	$887,215.73
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 17,291.00
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 30,010.73
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$685,326.00
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$732,627.73
Net income from securities lending activities	$154,588.00

Transamerica QS Investors Active Asset Allocation – Moderate VP
Gross income from securities lending activities (including income from cash collateral reinvestment)	$1,689,405.59
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 44,387.58
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 55,489.65
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$1,188,544.36
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$1,288,421.59
Net income from securities lending activities	$ 400,984.00

Transamerica Small/Mid Cap Value VP
Gross income from securities lending activities (including income from cash collateral reinvestment)	$290,775.47
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 8,487.16
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 8,216.75
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$197,493.56
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$214,197.47
Net income from securities lending activities	$ 76,578.00

Transamerica Torray Concentrated Growth VP
Gross income from securities lending activities (including income from cash collateral reinvestment)	$61,477.13
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 2,150.44
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 1,712.71
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$38,274.98
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$42,138.13
Net income from securities lending activities	$19,339.00

Transamerica T. Rowe Price Small Cap VP
Gross income from securities lending activities (including income from cash collateral reinvestment)	$660,598.71
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 30,264.64
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 15,959.49
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$340,696.58
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$386,920.71
Net income from securities lending activities	$273,678.00

Transamerica TS&W International Equity VP
Gross income from securities lending activities (including income from cash collateral reinvestment)	$80,507.67
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 4,924.07
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 1,362.24
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$29,222.36
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$35,508.67
Net income from securities lending activities	$44,999.00

Transamerica WMC US Growth VP
Gross income from securities lending activities (including income from cash collateral reinvestment)	$107,155.28
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 2,945.71
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 3,692.76
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$ 73,736.81
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$ 80,375.28
Net income from securities lending activities	$ 26,780.00

Transamerica WMC US Growth II VP
Gross income from securities lending activities (including income from cash collateral reinvestment)	$963.96
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 20.90
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 35.82
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$720.24
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$776.96
Net income from securities lending activities	$187.00